--------------------------------------------------------------------------------


                                                              File No. 333-_____


                            AS FILED NOVEMBER 4, 2002
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. ____
                         Post-Effective Amendment No. ___
                        (Check appropriate box or boxes)
                        GARTMORE VARIABLE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)
                                 (484) 530-1300
                        (Area Code and Telephone Number)
                                 1200 RIVER ROAD
                        CONSHOHOCKEN, PENNSYLVANIA 19428
                     Address of Principal Executive Offices:
                     (Number, Street, City, State, Zip Code)
                            ELIZABETH A. DAVIN, ESQ.
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO  43215
                     Name and Address of Agent for Service:
                  (Number and Street) (City) (State) (Zip Code)
                                   Copies to:
                              KRISTIN H. IVES, ESQ.
                       STRADLEY RONON STEVENS & YOUNG, LLP
                            2600 ONE COMMERCE SQUARE
                        PHILADELPHIA, PENNSYLVANIA  19103
            Approximate Date of Proposed Public Offering:  AS SOON AS
         PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

TITLE OF THE SECURITIES BEING REGISTERED: CLASS IV SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE, OF GARTMORE VARIABLE INSURANCE TRUST. NO FILING FEE IS DUE BECAUSE REGISTRANT IS RELYING ON SECTION 24(F) OF THE INVESTMENT
COMPANY  ACT  OF  1940,  AS  AMENDED.

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A
FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(A), SHALL DETERMINE.

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IMPORTANT  NOTICE  FOR  MARKET  STREET  FUND  SHAREHOLDERS
                                DECEMBER __, 2002

All  Pro  Broad  Equity  Portfolio
All  Pro  Large  Cap  Growth  Portfolio
All  Pro  Large  Cap  Value  Portfolio
All  Pro  Small  Cap  Growth  Portfolio
All  Pro  Small  Cap  Value  Portfolio
Balanced  Portfolio
Bond  Portfolio
Equity  500  Index  Portfolio
International  Portfolio
Mid  Cap  Growth  Portfolio
Money  Market  Portfolio

PLEASE  VOTE  IMMEDIATELY!
     Market Street Fund ("Market Street") will host a special meeting of shareholders on Friday, February 21, 2003, at the offices of Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) ("NLICA"), at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181. The purpose of this meeting is to vote on some important proposals affecting Market Street. For your convenience, below we have provided a brief overview of the proposals on which you will vote. Before you vote, we recommend that you read the entire Prospectus/Proxy Statement (which is attached) for a complete understanding of the proposals.

          PROPOSAL 1: APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

     We want each of Market Street's eleven portfolios (the "Market Street Portfolios") to sell all of its assets (subject to stated liabilities) to a corresponding series of Gartmore Variable Insurance Trust ("GVIT") in exchange for Class IV shares of such GVIT series, and then have the Market Street
Portfolios distribute such Class IV shares to their shareholders in complete liquidation and dissolution. As a result, (1) shareholders of each Market Street Portfolio will become holders of Class IV shares of a corresponding series in GVIT, and (2) the owners of variable life insurance policies and variable annuity contracts ("contract owners") issued by NLICA, Nationwide Life and Annuity Company of America (formerly Providentmutual Life and Annuity Company of America), and National Life Insurance Company of Vermont having contract values allocated to the Market Street Portfolios will have such contract values then allocated to the Class IV shares of the corresponding series in GVIT.

     WHY? We are proposing this reorganization of each of the Market Street Portfolios into a corresponding series of GVIT (collectively, the "GVIT Acquiring Funds") as a result of the recent acquisition of NLICA by Nationwide Financial Services, Inc. ("NFS"), one entity is part of the Nationwide companies. As a result of that acquisition, the Nationwide companies now sponsor two mutual fund groups that have similar funds that share a common subadviser. Until recently, Market Street Investment Management Company ("MSIM"), a wholly-owned subsidiary of NLICA, advised each of the Market Street Portfolios. As described below under Proposal 2, the Board of Trustees of Market Street recently appointed Gartmore Mutual Fund Capital Trust ("Gartmore-U.S."), another company within the Nationwide Insurance Enterprise to act as investment adviser to each of the Market Street Portfolios on an interim basis. Gartmore-U.S. also serves as the investment adviser to the GVIT Acquiring Funds.

     In an effort to promote more efficient operations, to eliminate certain duplicate costs and to enhance the distribution of fund shares by eliminating redundant investment products, NFS, NLICA and Gartmore-U.S. propose that each Market Street Portfolio be reorganized into a comparable series of GVIT.

     Market Street's Board of Trustees considered various factors in reviewing this proposal on behalf of shareholders and contract owners. Such factors include, but are not limited to, the following:

     - two fund groups and similar funds sponsored by the Nationwide companies would likely impair Market Street's ability to attract/ retain assets to realize economies of scale;

     - the pro forma expenses for the GVIT Acquiring Funds (assuming completion of the reorganization) versus the expenses for the Market Street Portfolios and Gartmore-U.S.'s agreement to limit fees or total operating expenses for certain GVIT Acquiring Funds;

     - despite higher fund expenses (after fee waivers) for five GVIT Acquiring Funds than for their corresponding Market Street Portfolios, the historical performance of some GVIT Acquiring Funds, Gartmore-U.S. and the GVIT Acquiring Funds' subadvisers held out the prospect of future favorable performance;

     - the GVIT Acquiring Funds have investment objectives and policies that are substantially similar or at least comparable to those of the corresponding Market Street Portfolios;

     - the services provided to contract owners will not be reduced after the proposed reorganization;

     - no contract owner will pay a sales charge in connection with the reorganization and none of the expenses of the reorganization will be borne by the Market Street Portfolios or the GVIT Acquiring Funds;

     - the proposed reorganization will not result in the recognition of any gain or loss for federal income tax purposes by the Market Street Portfolios, the GVIT Acquiring Funds or their respective shareholders; And

     - contract owners are able to transfer contract assets to another mutual fund under their respective variable contracts on a tax free basis.
     For these and other reasons, Market Street's Board of Trustees believes the reorganization is in the best interest of each Market Street Portfolio.
     For a more detailed discussion of the factors considered and the determinations made by the Market Street Board of Trustees regarding the proposed reorganization, please see the section entitled "PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION - - INFORMATION ABOUT THE REORGANIZATION
- CONSIDERATIONS BY THE BOARD OF MARKET STREET" on page __ of the attached Prospectus/Proxy Statement.

     PROPOSAL 2: APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN MARKET
            STREET AND GARTMORE-U.S. FOR ALL MARKET STREET PORTFOLIOS

     We want you to approve a new investment advisory agreement between Market Street and Gartmore-U.S. for all of the Market Street Portfolios that is substantially similar both to the former investment advisory agreement between Market Street and MSIM and to the current interim investment advisory agreement between Market Street and Gartmore-U.S., Market Street's current investment adviser.

     WHY? As explained in more detail in the attached Prospectus/Proxy Statement, the former investment advisory agreement between Market Street and MSIM was terminated by the Board of Trustees of Market Street effective October 1, 2002, because of the recent departure of certain key personnel of MSIM as a result of the acquisition of NLICA by NFS. Gartmore-U.S. has been serving as investment adviser to Market Street pursuant to an interim investment advisory agreement that will terminate no later than February 28, 2003. Other than the term and the effective date, the new investment advisory agreement will be substantially similar in form and terms to the current interim investment advisory agreement with Gartmore-U.S. and to the former investment advisory agreement between MSIM and Market Street. Because (1) Gartmore-U.S. has the resources and personnel to continue providing the same investment advisory services as MSIM to the Market Street Portfolios and has agreed to do so for the same fee rates as MSIM received under its former investment advisory agreement and (2) the use of Gartmore-U.S. on an interim basis and then under a new advisory agreement would enable the Market Street Portfolios to continue their current investment advisory programs without substantial disruption, Market Street's Board of Trustees believes that the new investment advisory agreement is in the best interests of each Market Street Portfolio, its shareholders and its underlying contract owners.

================================================================================

                               MARKET STREET FUND

                              300 Continental Drive
                             Newark, Delaware 19713

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON FEBRUARY 21, 2003

TO OWNERS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS ISSUED BY NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA ("NLICA"), NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA ("NLACA"), AND NATIONAL LIFE INSURANCE COMPANY OF VERMONT ("NLIC") ENTITLED TO GIVE VOTING INSTRUCTIONS IN CONNECTION WITH A SEPARATE ACCOUNT OF NLICA, NLACA, OR NLIC:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Balanced, Bond, Equity 500 Index, International, Mid Cap Growth, and Money Market Portfolios (each a "Market Street Portfolio," and collectively, the "Market Street Portfolios") of Market Street Fund ("Market Street"), will be held on Friday, February 21, 2003, at 9:00 a.m., Eastern time, at the offices of NLICA at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181.

At the Meeting, shareholders of the Market Street Portfolios will be asked to vote on:

1. A proposal to approve a proposed Agreement and Plan of Reorganization between Market Street, on behalf of each Market Street Portfolio, and Gartmore Variable Insurance Trust ("GVIT"), on behalf of certain GVIT series (each a "GVIT Acquiring Fund"), whereby each GVIT Acquiring Fund would acquire all of the assets of the corresponding Market Street Portfolio in exchange solely for the assumption of stated liabilities of such Market Street Portfolio and the GVIT Acquiring Fund's Class IV shares, to be distributed pro rata by the Market Street Portfolio to the holders of its shares, in complete liquidation of the Market Street Portfolio. (Each Market Street Portfolio to vote separately.)


2. A proposal to approve a new investment advisory agreement between Market Street and Gartmore Mutual Fund Capital Trust ("Gartmore-U.S.") for all Market Street Portfolios. (Each Market Street Portfolio to vote separately.)


3.     Any  other  business  properly  brought  before  the  Meeting.


     NLICA, NLACA, NLIC, and certain separate accounts supporting variable life insurance policies and variable annuity contracts (collectively, "variable contracts") issued by NLICA, NLACA, and NLIC, respectively, are the only shareholders of the Market Street Portfolios. However, each of NLICA, NLACA, and NLIC hereby solicits and agrees to vote the shares of the applicable Market Street Portfolios at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to separate accounts invested in these shares as of the record date.

As a variable contract owner of record at the close of business on December 1, 2002, the record date for the Meeting, you have the right to instruct NLICA, NLACA, or NLIC, as applicable, as to the manner in which shares of any Market
Street Portfolio attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each Market Street Portfolio for which you are entitled to give voting instructions. (There is a separate form for each Market Street Portfolio.) In addition, a Prospectus/Proxy Statement for the Market Street Portfolios and the GVIT Acquiring Funds is attached to this Notice and describes the matters to be voted upon at the Meeting or any adjournment(s) thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED VOTING INSTRUCTION FORM(S) AND RETURN THE FORM(S) PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

     By  Order  of  the  Board  of  Trustees

/s/  James  Bernstein
     Secretary
     Market  Street  Fund
     December  __,  2002

                                TABLE OF CONTENTS
================================================================================


COVER PAGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION. . . . . . . .    6
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
COMPARISON OF OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . .   65
RISKS OF AN INVESTMENT IN ONE OR MORE OF THE FUNDS. . . . . . . . . . . . .   78
INFORMATION ABOUT THE REORGANIZATION. . . . . . . . . . . . . . . . . . . .   86
INFORMATION ABOUT THE GVIT ACQUIRING FUNDS AND THE MARKET STREET PORTFOLIOS  105
PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH GARTMORE .  124
INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  124
BOARD CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  126
COMPARISON OF THE MSIM AGREEMENT AND NEW ADVISORY AGREEMENT . . . . . . . .  126
ADDITIONAL INFORMATION ABOUT GARTMORE-U.S.. . . . . . . . . . . . . . . . .  130
VOTING INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  132
OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  134
EXHIBITS TO PROSPECTUS/PROXY STATEMENT. . . . . . . . . . . . . . . . . . .  136

                                     PART A
================================================================================

                           PROSPECTUS/PROXY STATEMENT

                               December __, 2002

       Acquisition of the Assets and Assumption of Stated Liabilities of:

                               MARKET STREET FUND

                         All Pro Broad Equity Portfolio
                       All Pro Large Cap Growth Portfolio
                       All Pro Large Cap Value Portfolio
                       All Pro Small Cap Growth Portfolio
                       All Pro Small Cap Value Portfolio
                              Balanced Portfolio
                                 Bond Portfolio
                           Equity 500 Index Portfolio
                            International Portfolio
                            Mid Cap Growth Portfolio
                             Money Market Portfolio

                             300 Continental Drive
                             Newark, Delaware 19713
                                 (800) 688-5177

                            By and in exchange for:

                       GARTMORE VARIABLE INSURANCE TRUST

               Gartmore GVIT Total Return Fund - Class IV Shares
                  Gartmore GVIT Growth Fund - Class IV Shares
                   Comstock GVIT Value Fund - Class IV Shares
                    GVIT Small Company Fund - Class IVShares
                  GVIT Small Cap Value Fund - Class IV Shares
                J.P. Morgan GVIT Balanced Fund - Class IV Shares
             Gartmore GVIT Government Bond Fund - Class IV Shares
                  GVIT Equity 500 Index Fund - Class IV Shares
            Dreyfus GVIT International Value Fund -  Class IV Shares
               Strong GVIT Mid Cap Growth Fund - Class IV Shares
               Gartmore GVIT Money Market Fund - Class IV Shares

                                1200 River Road
                        Conshohocken, Pennsylvania 19428
                                 (484) 530-1300


     This Prospectus/Proxy Statement solicits voting instructions for and proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of Market Street Fund ("Market Street"). You are being asked to vote on two proposals (the "Proposals" or each, a "Proposal"): to approve (1) an Agreement and Plan of Reorganization (the "Plan") between Market Street and Gartmore Variable Insurance Trust ("GVIT"); and (2) a new investment advisory agreement between Market Street and Gartmore Mutual Fund Capital Trust ("Gartmore-U.S.") for all eleven portfolios of Market Street (the "Market Street Portfolios").

     The Meeting will be held at the offices of Nationwide Life Insurance Company of America (formerly Provident Mutual Life Insurance Company) ("NLICA") at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312-1181, on Friday, February 21, 2003, at 9:00 a.m. Eastern time. The Board of Trustees of Market Street is soliciting proxies. NLICA, Nationwide Life and Annuity Company of America (formerly, Providentmutual Life and Annuity Company of America) ("NLACA"), and National Life Insurance Company of Vermont ("NLIC"), and certain separate accounts supporting variable life insurance policies and variable annuity contracts (collectively, "variable contracts") issued by NLICA, NLACA, and NLIC, respectively, are the only shareholders of the Market Street Portfolios. However, each of NLICA, NLACA, and NLIC hereby solicits and agrees to vote the shares of the applicable Market Street Portfolios at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to separate accounts invested in these shares.

     As a variable contract owner of record at the close of business on December 1, 2002, the record date for the Meeting, you have the right to instruct NLICA, NLACA, or NLIC, as applicable, as to the manner in which shares of any Market
Street Portfolio attributable to your variable contract should be voted. To assist you in giving your instructions, a Voting Instruction Form is enclosed that reflects the number of shares of each Market Street Portfolio for which you are entitled to give voting instructions. For purposes of this Prospectus/Proxy Statement, the terms "you," "your," and "shareholder" refer both to direct shareholders of the Market Street Portfolios and to variable contract owners who invest in the Market Street Portfolios through their variable contracts.

The Notice of Special Meeting of Shareholders, Prospectus/Proxy Statement, proxy cards, and voting instructions forms were first sent to shareholders of record and variable contract owners on or about December __, 2002.

     If shareholders of your Market Street Portfolio vote to approve the Plan, all of the assets of your Market Street Portfolio will be acquired by the corresponding series of GVIT that, as described below, has substantially similar or at least comparable investment objectives and investment policies and strategies (a "GVIT Acquiring Fund," and collectively, the "GVIT Acquiring
Funds")  in  exchange  for  Class  IV  shares  of,  and the assumption of stated
liabilities  by,  such  GVIT  Acquiring Fund.  That Market Street Portfolio will then  distribute  such  Class  IV  shares,  pro  rata, to its shareholders, and,
thereafter,  will  be  liquidated  and  dissolved.   These  transactions  are
collectively referred to in this Prospectus/Proxy Statement as the "Reorganization." Therefore, shareholders of each Market Street Portfolio that approves the Plan will receive (or have allocated to their variable contract) Class IV shares of the corresponding GVIT Acquiring Fund of aggregate net asset value ("NAV") equivalent to their investment in that Market Street Portfolio.

     To identify the GVIT Acquiring Fund into which your Market Street Portfolio is proposed to be reorganized, please see "SUMMARY - ABOUT THE FUNDS AND THE PROPOSED REORGANIZATION." For a comparison of the investment objectives, policies, strategies and principal risks of your Market Street Portfolio and the GVIT Acquiring Fund into which your Market Street Portfolio would be reorganized, please see PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION - - "SUMMARY - COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND PRINCIPAL RISKS OF THE MARKET STREET PORTFOLIOS AND THE CORRESPONDING GVIT ACQUIRING FUNDS."

          THE BOARD OF TRUSTEES OF MARKET STREET UNANIMOUSLY RECOMMENDS
                              APPROVAL OF THE PLAN.

     Shareholders are also being asked to approve a new investment advisory agreement (the "New Advisory Agreement") between Market Street, on behalf of each of the Market Street Portfolios, and Gartmore-U.S., the current investment adviser to each Market Street Portfolio and each GVIT Acquiring Fund, with substantially similar terms, conditions, and fees as the current interim investment advisory agreement between Gartmore-U.S. and Market Street and the former investment advisory agreement, on behalf of each of the Market Street Portfolios with Market Street Investment Management Company ("MSIM"). For each Market Street Portfolio, the New Advisory Agreement, if approved, will be in effect for the period of time beginning the date the shareholders of that Market Street Portfolio approve the New Advisory Agreement. If the Reorganization for a Market Street Portfolio is approved, the New Advisory Agreement would terminate on the date of the Reorganization of such Portfolio (currently anticipated to occur on or about April 28, 2003). If the New Advisory Agreement is approved for a Market Street Portfolio but the Reorganization is not, then Gartmore-U.S. will consider whether it will continue to provide investment advisory services to that Market Street Portfolio beyond April 28, 2003.

   THE BOARD OF TRUSTEES OF MARKET STREET UNANIMOUSLY RECOMMENDS APPROVAL OF THE
                            NEW ADVISORY AGREEMENT.

     This Prospectus/Proxy Statement sets forth the information about the proposed transactions and the GVIT Acquiring Funds that you should know before voting on the Plan and the New Advisory Agreement. You should retain this Prospectus/Proxy Statement for future reference. Additional information about GVIT, each of the GVIT Acquiring Funds and the proposed transactions has been filed with the U.S. Securities and Exchange Commission ("SEC") and can be found in the following documents:

      A Statement of Additional Information (the "SAI"), dated December __, 2002, relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

      The Annual Report to Shareholders of GVIT for the fiscal year ended December 31, 2001, which contains audited financial information for certain of the GVIT Acquiring Funds.

      The Semi-Annual Report to Shareholders of GVIT for the six month period ended June 30, 2002, which contains unaudited financial information for certain of the GVIT Acquiring Funds.

     You may request a free copy of the SAI or any of these other documents, without charge, by calling 1-800-848-0920 or by writing to GVIT at 1200 River Road, Conshohocken, PA 19428. If you would like to request copies of these documents, please do so by __________, 2003, in order to receive them before the Meeting.

     In addition, copies of Market Street's most recent annual report and subsequent semiannual report to shareholders will be furnished without charge upon request. Such request should be directed to the Stationery and Fulfillment Administrator at NLICA, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181,
(800) 523-4681, extension 1462. If you would like to request copies of these documents, please do so by __________, 2003, in order to receive them before the Meeting.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE GVIT ACQUIRING FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

                                  INTRODUCTION

     Effective October 1, 2002, Nationwide Financial Services, Inc. ("NFS"), an affiliated company of Gartmore-U.S., acquired Provident Mutual Life Insurance Company (now known as Nationwide Life Insurance Company of America and defined herein as "NLICA") in a "sponsored demutualization" (the "Acquisition"). As a result of the Acquisition, NLICA became a wholly-owned subsidiary of NFS. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. All of the outstanding common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual insurance company owned by its policyholders. NFS, Nationwide Corporation, Nationwide Mutual Insurance Company, and Nationwide Mutual Fire Insurance Company are each located at One Nationwide Plaza, Columbus, Ohio 43215 and are referred to herein collectively as "Nationwide."

     On February 28, 2002, shareholders of the Market Street Portfolios were asked to vote upon, and did approve, a new investment advisory agreement with MSIM that was to take effect upon completion of the Acquisition. However, since the time of that shareholders meeting, certain unanticipated events occurred that caused the Board of Trustees of Market Street to review Market Street's ability to continue to rely upon MSIM for investment advisory services. Specifically, key personnel at MSIM either had recently left MSIM or had announced their decision to leave MSIM on or about the effective date of the Acquisition. In order to enable the Market Street Portfolios to continue their current investment advisory programs without substantial interruption, the Board of Trustees of Market Street voted on September 20, 2002 to terminate the then current investment advisory agreement with MSIM and to hire Gartmore-U.S., an affiliate of NFS and GVIT, to provide investment advisory services to Market Street on an interim basis. Gartmore-U.S. is currently providing such investment advisory services pursuant to an Interim Investment Advisory Agreement with Market Street dated as of October 1, 2002 (the "Interim Advisory Agreement") on substantially the same terms and conditions, including compensation to be received for such services, as provided by MSIM. However, the Interim Advisory Agreement, in accordance with the 1940 Act, will expire on February 28, 2003. Therefore, in order for Gartmore-U.S. to continue to provide investment advisory services to the Market Street Portfolios after February 28, 2003, a new investment advisory agreement must be submitted to shareholders of the Market Street Portfolios for their approval. Such new investment advisory agreement and the Board of Trustees' recommendation with respect thereto is described more fully below under "PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH GARTMORE -U.S."

     In addition, as a result of the Acquisition, Nationwide now has two separate investment companies, Market Street and GVIT, that are managed by Nationwide affiliates, primarily Gartmore-U.S. These two investment companies offer investment options under Nationwide's variable contracts, including those issued by NLICA and NLACA. GVIT was established in 1981 and currently offers 34 separate funds or portfolios designed as investment options under variable contracts issued by Nationwide. Therefore, to have more efficient operations, to eliminate certain redundant costs, and to enhance the distribution of fund shares by minimizing duplicative funds, fund management, NLICA, Nationwide and Gartmore-U.S. proposed the Reorganization to the Market Street Board of Trustees. The terms of the Reorganization, including the Market Street Board of Trustees' considerations and determinations related thereto, are described more fully below under "PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION."

          PROPOSAL 1: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

     This summary is qualified in its entirety by reference to: (1) the additional information contained elsewhere in this Prospectus/Proxy Statement and in the SAI relating to this Prospectus/Proxy Statement; (2) the Prospectus for each Market Street Portfolio dated as of May 1, 2002, as amended October 1, 2002 (the "Market Street Prospectus"); (3) the Statement of Additional Information of each Market Street Portfolio dated as of May 1, 2002, as amended October 1, 2002 (the "Market Street SAI"); (4) the Statement of Additional Information of the GVIT Acquiring Funds dated as of December ___, 2002 (the "GVIT SAI"); and (5) the Plan. A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A.

ABOUT  THE  FUNDS  AND  THE  PROPOSED  REORGANIZATION

Both Market Street and GVIT are open-end management investment companies registered with the SEC. Market Street was originally named "Market Street Fund, Inc.," and was organized as a Maryland corporation on March 21, 1985. On January 26, 2001, Market Street was reorganized as a Delaware business trust. GVIT was organized as a Massachusetts business trust on June 30, 1981, and was formerly known as "Nationwide Separate Account Trust." The oversight of the business and affairs of Market Street and GVIT is the responsibility of their respective Boards of Trustees (each a "Board," and collectively, the "Boards").

The Board of Market Street voted unanimously to recommend approval of the Plan to shareholders of each Market Street Portfolio. Under the Plan, each GVIT Acquiring Fund would acquire all of the assets of the corresponding Market Street Portfolio in exchange for the GVIT Acquiring Fund's assumption of stated liabilities of such Portfolio and such Fund's Class IV shares to be distributed pro rata by the Market Street Portfolio to its shareholders in complete liquidation and dissolution of the Market Street Portfolio. For a detailed discussion of the factors considered and the determinations made by the Market Street Board regarding the Reorganization, please see the section below entitled "INFORMATION ABOUT THE REORGANIZATION - CONSIDERATIONS BY THE BOARD OF MARKET STREET."

As a condition to completing the Reorganization, each GVIT Acquiring Fund and corresponding Market Street Portfolio will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, no GVIT Acquiring Fund, no corresponding Market Street Portfolio, no shareholder of a GVIT Acquiring Fund, and no shareholder of a corresponding Market Street Portfolio will recognize any gain or loss as a result of the Reorganization. After the Reorganization is completed, each Market Street Portfolio for which the Reorganization has been approved will be dissolved.

The following chart shows the GVIT Acquiring Fund into which each Market Street Portfolio will be reorganized, if shareholders of that Market Street Portfolio approve the Reorganization, and the name of the class of shares of the GVIT Acquiring Fund that the Market Street shareholders will receive in the Reorganization. The Market Street Portfolios and the GVIT Acquiring Funds correspond to one another as follows:






MARKET STREET PORTFOLIOS                                  GVIT ACQUIRING FUNDS
--------------------------------------------------------------------------------

All Pro Broad Equity Portfolio      corresponds to  Gartmore GVIT Total Return Fund-
                                                    Class IV Shares

All Pro Large Cap Growth Portfolio  corresponds to  Gartmore GVIT Growth Fund-
                                                    Class IV Shares

All Pro Large Cap Value Portfolio   corresponds to  Comstock GVIT Value Fund-
                                                    Class IV Shares

All Pro Small Cap Growth Portfolio  corresponds to  GVIT Small Company Fund-
                                                    Class IV Shares

All Pro Small Cap Value Portfolio   corresponds to  GVIT Small Cap Value Fund-
                                                    Class IV Shares

Balanced Portfolio                  corresponds to  J.P. Morgan GVIT Balanced Fund-
                                                    Class IV Shares

Bond Portfolio                      corresponds to  Gartmore GVIT Government Bond
                                                    Fund- Class IV Shares

Equity 500 Index Portfolio          corresponds to  GVIT Equity 500 Index Fund*-
                                                    Class IV Shares

International Portfolio             corresponds to  Dreyfus GVIT International Value
                                                    Fund*- Class IV Shares

Mid Cap Growth Portfolio            corresponds to  Strong GVIT Mid Cap Growth
                                                    Fund- Class IV Shares

Money Market Portfolio              corresponds to  Gartmore GVIT Money Market Fund-
                                                    Class IV Shares


*     These  GVIT  Acquiring  Funds  have recently been organized for the purpose of continuing  the  investment operations of the corresponding Market Street Portfolio, and  have  no  assets  or  prior  history  of  investment  operations.


     Class IV shares of the GVIT Acquiring Funds have been created solely to implement the Reorganization and will only be available to owners of variable contracts issued by NLICA, NLACA and NLIC, which offer Market Street Portfolios as underlying investment options, and were available on or before April 28, 2003. As discussed further below, GVIT expects that for accounting and performance purposes, the GVIT Acquiring Funds will be the surviving or successor funds except for the GVIT Equity 500 Index Fund, the Dreyfus GVIT International Value Fund and the Strong GVIT Mid Cap Growth Fund. For the GVIT Equity 500 Index Fund, the Dreyfus GVIT International Value Fund and the Strong GVIT Mid Cap Growth Fund, their respective corresponding Market Street Portfolio will be considered to be the successor for accounting and performance purposes.

     COMPARATIVE  FEE  TABLES

The Market Street Portfolios and the GVIT Acquiring Funds, like all mutual funds, incur certain expenses in their operations and, as a shareholder of a Market Street Portfolio, you pay these expenses indirectly. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder support services, and other activities. The following tables compare the expenses paid by each Market Street Portfolio with the expenses that you would incur indirectly as a shareholder of Class IV shares of the corresponding GVIT Acquiring Fund. THERE ARE NO SALES LOADS OR OTHER FEES OR EXPENSES THAT WILL BE PAID DIRECTLY FROM YOUR INVESTMENT IN YOUR VARIABLE CONTRACT OR FROM YOUR INDIRECT INVESTMENT IN THE UNDERLYING CORRESPONDING GVIT ACQUIRING FUND IN CONNECTION WITH THE REORGANIZATION.

     Based upon their respective operating expenses as of June 30, 2002 (but restated to reflect certain fees that changed as of October 1, 2002) and taking into account the contractual fee waivers and expense limitations, while there can be no assurances, (1) the various fees and expenses to be incurred by Class IV shares of six of the eleven GVIT Acquiring Funds after the proposed
Reorganization generally are expected to be the same or lower than those currently incurred by the corresponding Market Street Portfolio and (2) the various fees and expenses to be incurred by the Class IV shares of the remaining five GVIT Acquiring Funds after the proposed Reorganization generally are expected to be higher than those currently incurred by the corresponding Market Street Portfolios as follows: the Comstock GVIT Value Fund - 5 basis points (0.05%); the GVIT Small Company Fund - 8 basis points (0.08%); the GVIT Small Cap Value Fund - 2 basis points (0.02%); the J.P. Morgan GVIT Balanced Fund - 5 basis points (0.05%); and the Gartmore GVIT Government Bond Fund - 5 basis points (0.05%). However, because the foregoing comparative expenses information is based upon the funds' asset sizes as of June 30, 2002, it is possible that actual expenses after the proposed Reorganization may vary as a result of market activity and shareholder purchases and redemptions.

Gartmore-U.S. has represented to Market Street and its Board that it will not seek to increase the investment advisory fee rates payable by the GVIT Acquiring Funds pursuant to their investment advisory agreement with Gartmore-U.S. at least through October 1, 2004.

A comparison of fees is provided in the following tables. In the case of the Market Street Portfolios, the contractual fee waivers and reimbursements that are currently in place and were in place as of June 30, 2002, are reflected in these comparative fee tables. Likewise, for Class IV shares of each of the Comstock GVIT Value, J.P. Morgan GVIT Balanced, Strong GVIT Mid Cap Growth, GVIT Equity 500 Index and Gartmore GVIT Money Market Funds, various contractual fee waivers and expense reimbursements will be in place at least through October 1, 2004. All of these contractual fee waivers and reimbursements are also reflected in the comparative fee tables. As to each Market Street Portfolio, if it continues operations beyond April 30, 2003 and if Proposal 2 is approved, Gartmore-U.S. may decide to discontinue the expense limitation, if any, currently in place for that Portfolio. As a result, such Market Street Portfolio's expenses could increase.

THE FEES DESCRIBED IN THE FOLLOWING TABLES RELATE ONLY TO THE FEES AND EXPENSES OF CLASS IV SHARES OF THE GVIT ACQUIRING FUNDS AND THEIR CORRESPONDING MARKET STREET PORTFOLIOS, AND DO NOT INCLUDE ANY FEES OR EXPENSES CHARGED UNDER A VARIABLE CONTRACT. SALES CHARGES AND OTHER ON-GOING FEES AND EXPENSES ARE IMPOSED BY VARIABLE CONTRACTS WHEN SHARES OF THE FUNDS ARE PURCHASED AND HELD BY A LIFE INSURANCE COMPANY SEPARATE ACCOUNT AS AN INVESTMENT OPTION FOR THESE VARIABLE CONTRACTS.

     This table describes the fees and expenses of the Class IV shares of the Gartmore GVIT Total Return Fund (the "GVIT Total Return Fund"), as well as pro forma fees and expenses of the Class IV shares of the GVIT Total Return Fund after giving effect to the Reorganization, and of shares of the All Pro Broad Equity Portfolio (the "MS Broad Equity Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Broad Equity Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Broad Equity Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional Information to this Prospectus/Proxy Statement.




                                                  GVIT TOTAL RETURN FUND      MS BROAD EQUITY     GVIT TOTAL RETURN
                                                (CLASS IV SHARES)1 FOR THE   PORTFOLIO FOR THE      FUND (CLASS IV
                                                     SIX MONTHS ENDED         SIX MONTHS ENDED    SHARES) PRO FORMA
                                                       JUNE 30, 2002         JUNE 30, 2002, AS    ESTIMATED COMBINED
                                                                                  RESTATED       AS OF JUNE 30, 2002
                                                                              OCTOBER 1, 20022
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES 3 . . . . . . . . . . . . . .   None                         None                None
Fees Paid Directly From Your Investment
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee . . . . . . . . . . . . . . . .   0.59 %                       0.74 %              0.59 %
Distribution and/or Service (12b-1) Fee. . . .   None                         None                None
Other Expenses . . . . . . . . . . . . . . . .   0.25 %                       0.31 %2             0.25 %
Total Annual Fund Operating Expenses . . . . .   0.84 %                       1.05 %              0.84 %
Total Waivers/Reimbursements of Fund Expenses.      --                        0.15 %4                 --
Total Annual Fund Operating Expenses . . . . .   0.84 %                       0.90 %              0.84 %

(After Waivers/Reimbursements)


__________________________________



1 GVIT created Class IV shares of the GVIT Total Return Fund specifically for completing the Reorganization and for subsequent sales within certain NLICA, NLACA, and NLIC variable contracts available on or before April 28, 2003. No Class IV shares will be sold to insurance company separate accounts until the Reorganization.

2 "Other Expenses" have been restated to reflect the fees under new fund administration and transfer agency agreements and the imposition of an administrative services fee for the MS Broad Equity Portfolio, as approved by the Market Street Board effective October 1, 2002.

3 Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a life insurance company separate account as an investment option for its variable contracts.

4 Gartmore-U.S. and Market Street have entered into a written contract limiting "Other Expenses" of the MS Broad Equity Portfolio, excluding extraordinary costs and expenses, from exceeding 0.16% at least through April 30, 2003.

This table describes the fees and expenses of the Class IV shares of the Gartmore GVIT Growth Fund (the "GVIT Growth Fund"), as well as pro forma fees and expenses of the Class IV shares of the GVIT Growth Fund after giving effect to the Reorganization, and of the shares of the All Pro Large Cap Growth Portfolio (the "MS Large Cap Growth Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Large Cap Growth Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Large Cap Growth Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional Information to this Prospectus/Proxy Statement.




                                                   GVIT GROWTH FUND         MS LARGE CAP      GVIT GROWTH FUND
                                                (CLASS IV SHARES)1 FOR    GROWTH PORTFOLIO    (CLASS IV SHARES)
                                                 THE SIX MONTHS ENDED    FOR THE SIX MONTHS       PRO FORMA
                                                     JUNE 30, 2002              ENDED             ESTIMATED
                                                                           JUNE 30, 2002,      COMBINED AS OF
                                                                             AS RESTATED        JUNE 30, 2002
                                                                          OCTOBER 1, 20022
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES 3                              None                        None                 None
Fees Paid Directly From Your Investment
ANNUAL FUND OPERATING EXPENSES

Expenses That are Deducted From Fund Assets

(as a percentage of average net assets)
Management Fee                                  0.60%                      0.70%                0.60%
Distribution and/or Service (12b-1) Fee         None                        None                 None
Other Expenses                                  0.25%                      0.31%2               0.25%
Total Annual Fund Operating Expenses            0.85%                      1.01%                0.85%
Total Waivers/Reimbursements of Fund Expenses     --                       0.11%4                 --
Total Annual Fund Operating Expenses            0.85%                      0.90%                0.85%
 (After Waivers/Reimbursements)

__________________________________

1 GVIT created Class IV shares of the GVIT Growth Fund specifically for completing the Reorganization and for subsequent sales within certain NLICA, NLACA, and NLIC variable contracts available on or before April 28, 2003. No Class IV shares will be sold to insurance company separate accounts until the Reorganization.

2 "Other Expenses" have been restated to reflect the fees under new fund administration and transfer agency agreements and the imposition of an administrative services fee for the MS Large Cap Growth Portfolio, as approved by the Market Street Board effective October 1, 2002.

3 Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a life insurance company separate account as an investment option for its variable contracts.

4 Gartmore-U.S. and Market Street have entered into a written contract limiting "Other Expenses" of the MS Large Cap Growth Portfolio, excluding extraordinary costs and expenses, from exceeding 0.20% at least through April 30, 2003.

This table describes the fees and expenses of the Class IV shares of the Comstock GVIT Value Fund (the "GVIT Value Fund"), as well as pro forma fees and expenses of the Class IV shares of the GVIT Value Fund after giving effect to the Reorganization, and of the shares of the All Pro Large Cap Value Portfolio (the "MS Large Cap Value Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Large Cap Value Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Large Cap Value Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional Information to this Prospectus/Proxy Statement.



                                                 GVIT VALUE FUND (CLASS       MS LARGE CAP       GVIT VALUE FUND
                                                IV SHARES)1 FOR THE SIX   VALUE PORTFOLIO FOR   (CLASS IV SHARES)
                                                      MONTHS ENDED           THE SIX MONTHS         PRO FORMA
                                                     JUNE 30, 2002               ENDED              ESTIMATED
                                                                           JUNE 30, 2002, AS     COMBINED AS OF
                                                                                RESTATED          JUNE 30, 2002
                                                                            OCTOBER 1, 20022
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES 3                              None                  None                  None
Fees Paid Directly From Your Investment
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                  0.80%                 0.70%                 0.74%
Distribution and/or Service (12b-1) Fee         None                  None                  None
Other Expenses                                  0.25%                 0.31%2                0.25%
Total Annual Fund Operating Expenses            1.05%                 1.01%                 0.99%
Total Waivers/Reimbursements of Fund Expenses   0.10%4                0.11%5                0.044
Total Annual Fund Operating Expenses            0.95%                 0.90%                 0.95%
 (After Waivers/Reimbursements)

__________________________________



1  GVIT  created  Class  IV  shares of the GVIT Value Fund specifically for completing the Reorganization and for subsequent  sales within certain NLICA, NLACA, and NLIC variable contracts available on or before April 28, 2003.
No  Class  IV  shares  will  be  sold  to  insurance  company  separate  accounts  until  the  Reorganization.

2  "Other  Expenses"  have  been  restated  to reflect the fees under new fund administration and transfer agency agreements and the imposition of an administrative services fee for the MS Large Cap Value Portfolio, as approved by  the  Market  Street  Board  effective  October  1,  2002.

3  Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a  life  insurance  company  separate  account  as  an  investment  option  for  its  variable  contracts.

4  Gartmore-U.S.  and  GVIT  have  entered  into  a  written  contract  limiting  total annual operating expenses
(excluding any taxes, interest, brokerage fees or extraordinary expenses) from exceeding 0.95% for the GVIT Value
Fund's  Class  IV  shares  through  at  least  October  1,  2004.  The GVIT Value Fund is authorized to reimburse
Gartmore-U.S. for management fees previously waived and/or for the cost of "Other Expenses" paid by Gartmore-U.S.
provided that any such reimbursement will not cause the expenses of the Class IV shares of the GVIT Value Fund to exceed the expense limitation noted above.  Gartmore-U.S. may request and receive reimbursement of fees waived or limited  and other reimbursements made by Gartmore-U.S. at a later date not to exceed three years from the fiscal year  in  which  the  corresponding  reimbursement  to  the  GVIT  Value  Fund  was  made.

5  Gartmore-U.S. and Market Street have entered into a written contract limiting "Other Expenses" of the MS Large
Cap  Value Portfolio, excluding extraordinary costs and expenses, from exceeding 0.20% at least through April 30,
2003.

This table describes the fees and expenses of the Class IV shares of the GVIT Small Company Fund, as well as pro forma fees and expenses of the Class IV shares of the GVIT Small Company Fund after giving effect to the Reorganization, and of shares of the All Pro Small Cap Growth Portfolio (the "MS Small Cap Growth Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Small Cap Growth Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Small Cap Growth Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional Information to this Prospectus/Proxy Statement.



                                                  GVIT SMALL COMPANY       MS SMALL CAP         GVIT SMALL
                                                FUND (CLASS IV SHARES)   GROWTH PORTFOLIO      COMPANY FUND
                                                 1 FOR THE SIX MONTHS   FOR THE SIX MONTHS   (CLASS IV SHARES)
                                                 ENDED JUNE 30, 2002           ENDED             PRO FORMA
                                                                         JUNE 30, 2002, AS       ESTIMATED
                                                                             RESTATED         COMBINED AS OF
                                                                         OCTOBER 1, 20022      JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES 3                                   None                  None              None
Fees Paid Directly From Your Investment
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                       0.93 %               0.90%              0.93%
Distribution and/or Service (12b-1) Fee              None                 None               None
Other Expenses                                       0.25%                0.31%2             0.25%
Total Annual Fund Operating Expenses                 1.18%                1.21%              1.18%
Total Waivers/Reimbursements of Fund Expenses          --                 0.11%4               --
Total Annual Fund Operating Expenses                 1.18%                1.10%              1.18%
(After Waivers/Reimbursements)

__________________________________


1 GVIT created Class IV shares of the GVIT Small Company Fund specifically for completing the Reorganization and for subsequent sales within certain NLICA, NLACA, and NLIC variable contracts available on or before April 28, 2003. No Class IV shares will be sold to insurance company separate accounts until the Reorganization.

2 "Other Expenses" have been restated to reflect the fees under new fund administration and transfer agency agreements and the imposition of an administrative services fee for the MS Small Cap Growth Portfolio, as approved by the Market Street Board effective October 1, 2002.

3 Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a life insurance company separate account as an investment option for its variable contracts.

4 Gartmore-U.S. and Market Street have entered into a written contract limiting "Other Expenses" of the MS Small Cap Growth Portfolio, excluding extraordinary costs and expenses, from exceeding 0.20% at least through April 30, 2003.

     This table describes the fees and expenses of the Class IV shares of the GVIT Small Cap Value Fund, as well as pro forma fees and expenses of the Class IV shares of the GVIT Small Cap Value Fund after giving effect to the Reorganization, and of the shares of the All Pro Small Cap Value Portfolio (the "MS Small Cap Value Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Small Cap Value Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Small Cap Value Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional Information to this Prospectus/Proxy Statement.



                                                  GVIT SMALL COMPANY       MS SMALL CAP         GVIT SMALL
                                                FUND (CLASS IV SHARES)   GROWTH PORTFOLIO      COMPANY FUND
                                                 1 FOR THE SIX MONTHS   FOR THE SIX MONTHS   (CLASS IV SHARES)
                                                 ENDED JUNE 30, 2002           ENDED             PRO FORMA
                                                                         JUNE 30, 2002, AS       ESTIMATED
                                                                             RESTATED         COMBINED AS OF
                                                                         OCTOBER 1, 20022      JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES 3                              None                    None                 None
Fees Paid Directly From Your Investment
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                  0.93 %                  0.90%                0.93%
Distribution and/or Service (12b-1) Fee         None                    None                 None
Other Expenses                                  0.25%                   0.31%2               0.25%
Total Annual Fund Operating Expenses            1.18%                   1.21%                1.18%
Total Waivers/Reimbursements of Fund Expenses     --                    0.11%4                 --
Total Annual Fund Operating Expenses            1.18%                   1.10%                1.18%
(After Waivers/Reimbursements)

__________________________________



1  GVIT  created Class IV shares of the GVIT Small Company Fund specifically for completing the Reorganization and for subsequent sales within certain NLICA, NLACA, and NLIC variable contracts available on or before April
28,  2003.  No  Class IV shares will be sold to insurance company separate accounts until the Reorganization.

2  "Other  Expenses"  have been restated to reflect the fees under new fund administration and transfer agency agreements  and  the  imposition  of  an administrative services fee for the MS Small Cap Growth Portfolio, as approved  by  the  Market  Street  Board  effective  October  1,  2002.

3  Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by  a  life  insurance  company  separate  account  as  an  investment  option  for  its  variable contracts.

4  Gartmore-U.S.  and  Market  Street have entered into a written contract limiting "Other Expenses" of the MS
Small  Cap Growth Portfolio, excluding extraordinary costs and expenses, from exceeding 0.20% at least through
April  30,  2003.

This table describes the fees and expenses of the Class IV shares of the J.P. Morgan GVIT Balanced Fund (the "GVIT Balanced Fund"), as well as pro forma fees and expenses of the Class IV shares of the GVIT Balanced Fund after giving effect to the Reorganization, and of the shares of the Balanced Portfolio (the "MS Balanced Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Balanced Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Balanced Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional
Information  to  this  Prospectus/Proxy  Statement.



                                                    GVIT BALANCED FUND       MS BALANCED PORTFOLIO FOR THE SIX    GVIT BALANCED
                                                (CLASS IV SHARES)1 FOR THE              MONTHS ENDED              FUND (CLASS IV
                                                     SIX MONTHS ENDED                  JUNE 30, 2002,              SHARES) PRO
                                                       JUNE 30, 2002                    AS RESTATED              FORMA ESTIMATED
                                                                                      OCTOBER 1, 20022            COMBINED AS OF
                                                                                                                  JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------
                                                None                         None                                None
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                  0.73%                        0.55%                               0.73%
Distribution and/or Service (12b-1) Fee         None                         None                                None
Other Expenses                                  0.26%                        0.31%2                              0.26%
Total Annual Fund Operating Expenses            0.99%                        0.86%                               0.99%
Total Waivers/Reimbursements of Fund Expenses   0.08%4                         --                                0.08%4
Total Annual Fund Operating Expenses            0.91%                        0.86%                               0.91%
(After Waivers/Reimbursements)

__________________________________



1  GVIT created Class IV shares of the GVIT Balanced Fund specifically for completing the Reorganization and for subsequent sales within  certain NLICA, NLACA, and NLIC variable contracts available on or before April 28, 2003.  No Class IV shares will be sold to  insurance  company  separate  accounts  until  the  Reorganization.

2  "Other  Expenses"  have been restated to reflect the fees under new fund administration and transfer agency agreements and the imposition  of  an  administrative services fee for the GVIT Balanced Portfolio, as approved by the Market Street Board effective
October  1, 2002.  In addition, Gartmore-U.S. and Market Street have entered into a written contract limiting "Other Expenses" of the  MS Balanced Portfolio, excluding and extraordinary costs and expenses, from exceeding 0.40% at least through April 30, 2003.
However,  currently  the  total  ordinary  operating expenses of the MS Balanced Portfolio (excluding advisory fees) is less than
0.40%.

3  Sales  charges  and  other  expenses  will  be  imposed  by  variable contracts when the fund's shares are purchased by a life insurance  company  separate  account  as  an  investment  option  for  its  variable  contracts.

4  Gartmore-U.S.  and  GVIT  have  entered into a written contract limiting total annual operating expenses (excluding any taxes, interest,  brokerage fees or extraordinary expenses) from exceeding 0.91% for the GVIT Balanced Fund's Class IV shares through at least  October  1,  2004.  The  GVIT Balanced Fund is authorized to reimburse Gartmore-U.S. for management fees previously waived and/or for the cost of "Other Expenses" paid by Gartmore-U.S. provided that any such reimbursement will not cause the expenses of the  Class  IV  shares  of  the  GVIT  Balanced Fund to exceed the expense limitation noted above.  Gartmore-U.S. may request and receive  reimbursement  of  fees  waived  or limited and other reimbursements made by Gartmore-U.S. at a later date not to exceed three  years  from  the  fiscal  year  in  which  the  corresponding  reimbursement  to  the  GVIT  Balanced  Fund  was  made.

This table describes the fees and expenses of the Class IV shares of the Gartmore GVIT Government Bond Fund (the "GVIT Government Bond Fund"), as well as pro forma fees and expenses of the Class IV shares of the GVIT Government Bond Fund after giving effect to the Reorganization, and of the shares of the Bond Portfolio (the "MS Bond Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Bond Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Bond Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional
Information  to  this  Prospectus/Proxy  Statement.



                                                  GVIT GOVERNMENT BOND      MS BOND PORTFOLIO    GVIT GOVERNMENT
                                                 FUND (CLASS IV SHARES)1   FOR THE SIX MONTHS   BOND FUND (CLASS
                                                FOR THE SIX MONTHS ENDED          ENDED          IV SHARES) PRO
                                                      JUNE 30, 2002          JUNE 30, 2002,      FORMA ESTIMATED
                                                                               AS RESTATED       COMBINED AS OF
                                                                            OCTOBER 1, 20022      JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------
                                                None                       None                 None
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                  0.49%                      0.40%                0.49%
Distribution and/or Service (12b-1) Fee         None                       None                 None
Other Expenses                                  0.24%                      0.29%2               0.24%
Total Annual Fund Operating Expenses            0.73%                      0.69%                0.73%
Total Waivers/Reimbursements of Fund Expenses     --                       0.01%4                 --
Total Annual Fund Operating Expenses            0.73%                      0.68%                0.73%
 (After Waivers/Reimbursements)

__________________________________




1  GVIT  created  Class IV shares of the GVIT Government Bond Fund specifically for completing the Reorganization and  for  subsequent  sales within certain NLICA, NLACA, and NLIC variable contracts available on or before April
28,  2003.  No  Class  IV  shares  will be sold to insurance company separate accounts until the Reorganization.

2  "Other  Expenses"  have  been  restated  to reflect the fees under new fund administration and transfer agency agreements  and  the  imposition  of an administrative services fee for the MS Bond Portfolio, as approved by the
Market  Street  Board  effective  October  1,  2002.

3  Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a  life  insurance  company  separate  account  as  an  investment  option  for  its  variable  contracts.

4  Gartmore-U.S.  and Market Street have entered into a written contract limiting "Other Expenses" of the MS Bond
Portfolio,  excluding  extraordinary  costs  and expenses, from exceeding 0.28% at least through April 30, 2003.

This table describes the fees and expenses of the Class IV shares of the GVIT Equity 500 Index Fund (the "GVIT Equity 500 Fund"), as well as pro forma fees and expenses of the Class IV shares of the GVIT Equity 500 Fund after giving effect to the Reorganization as estimated for its first fiscal period (ending December 31, 2003), and of the shares of the Equity 500 Index Portfolio (the "MS Equity 500 Index Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Equity 500 Index Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Equity 500 Index Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, included in the Statement of Additional Information to this Prospectus/Proxy Statement.



                                                 GVIT EQUITY 500 FUND       MS EQUITY 500       GVIT EQUITY 500
                                                (CLASS IV SHARES)1 FOR   INDEX PORTFOLIO FOR     FUND (CLASS IV
                                                 THE SIX MONTHS ENDED       THE SIX MONTHS     SHARES) PRO FORMA
                                                     JUNE 30, 2002              ENDED              ESTIMATED
                                                                            JUNE 30, 2002,       COMBINED AS OF
                                                                             AS RESTATED         JUNE 30, 2002
                                                                           OCTOBER 1, 20022
--------------------------------------------------------------------------------------------------------------------
                                                None                     None                  None
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                  0.24%                    0.24%                 0.24%
Distribution and/or Service (12b-1) Fee         None                     None                  None
Other Expenses                                  0.22%4                   0.27%2                0.22%
Total Annual Fund Operating Expenses            0.46%                    0.51%                 0.46%
Total Waivers/Reimbursements of Fund Expenses   0.18%5                   0.23%6                0.18%5
Total Annual Fund Operating Expenses            0.28%                    0.28%                 0.28%
 (After Waivers/Reimbursements)
__________________________________




1  GVIT  created  Class  IV Shares of the GVIT Equity 500 Fund specifically for completing the Reorganization and for  subsequent  sales  within  certain NLICA, NLACA, and NLIC variable accounts available on or before April 28,
2003.  No  Class  IV  shares  will  be  sold  to  insurance  company separate accounts until the Reorganization.

2  "Other  Expenses"  have  been  restated  to reflect the fees under new fund administration and transfer agency agreements  and  the  imposition  of  an  administrative  services  fee for the MS Equity 500 Index Portfolio, as approved  by  the  Market  Street  Board  effective  October  1,  2002.

3  Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a  life  insurance  company  separate  account  as  an  investment  option  for  its  variable  contracts.

4  As  a  new  fund,  the  GVIT Equity 500 Fund has no prior history of investment operations; accordingly, these
"Other  Expenses"  are  estimates  for  its  first  fiscal  period  ending  December  31,  2003.

5  Gartmore-U.S.  and GVIT have entered into a written contract limiting operating expenses (excluding any taxes, interest,  brokerage fees or extraordinary expenses) from exceeding 0.28% for the GVIT Equity 500 Fund's Class IV shares  through  at least October 1, 2004.  The GVIT Equity 500 Fund is authorized to reimburse Gartmore-U.S. for management fees previously waived and/or for the cost of "Other Expenses" paid by Gartmore-U.S. provided that any such  reimbursement  will not cause the expenses of the Class IV shares of the GVIT Equity 500 Fund to exceed the expense  limitation  noted  above.  Gartmore-U.S. may request and receive reimbursement of fees waived or limited and  other reimbursements made by Gartmore-U.S. at a later date not to exceed three years from the fiscal year in which  the  corresponding  reimbursement  to  the  GVIT  Equity  500  Fund  was  made.

6  Gartmore-U.S.  and  Market  Street  have  entered  into a written contract limiting "Other Expenses" of the MS
Equity  500  Index  Portfolio,  excluding extraordinary costs and expenses, from exceeding 0.04% at least through
April  30,  2003.




     This table describes the fees and expenses of the Class IV shares of the Dreyfus GVIT International Value Fund (the "GVIT International Value Fund"), as well as pro forma fees and expenses of the Class IV shares of the GVIT International Value Fund after giving effect to the Reorganization, as estimated for its first fiscal period (ending December 31, 2003), and of the shares of the International Portfolio (the "MS International Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS International Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS International Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional Information to this Prospectus/Proxy Statement.



                                               GVIT INTERNATIONAL       MS INTERNATIONAL     GVIT INTERNATIONAL
                                              VALUE FUND (CLASS IV   PORTFOLIO FOR THE SIX    VALUE FUND (CLASS
                                              SHARES)1 FOR THE SIX        MONTHS ENDED         IV SHARES) PRO
                                                  MONTHS ENDED         JUNE 30, 2002, AS       FORMA ESTIMATED
                                                  JUNE 30, 2002             RESTATED           COMBINED AS OF
                                                                        OCTOBER 1, 20022        JUNE 30, 2002
--------------------------------------------------------------------------------------------------------------------
                                                 None                    None                 None
SHAREHOLDER FEES 3                               None                    None                 None
Fees Paid Directly From Your Investment
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                   0.75%                   0.75%                0.75%
Distribution and/or Service (12b-1) Fee          None                    None.                None
Other Expenses                                   0.26%4                  0.30%2               0.26%
Total Annual Fund Operating Expenses             1.01%                   1.05%                1.01%

__________________________________



1 GVIT created Class IV Shares of the GVIT International Value Fund specifically for completing the Reorganization and for subsequent sales within certain NLICA, NLACA, and NLIC variable contracts available on or before April 28, 2003. No Class IV shares will be sold to insurance company separate accounts until the Reorganization.

2 "Other Expenses" have been restated to reflect the fees under new fund administration and transfer agency agreements and the imposition of an administrative services fee for the MS International Portfolio, as approved by the Market Street Board effective October 1, 2002. In addition, Gartmore-U.S. and Market Street have entered into a written contract limiting "Other Expenses" of the MS International Portfolio, excluding extraordinary costs and expenses, from exceeding 0.75% at least through April 30, 2003. However, currently the total ordinary operating expenses of the MS International Portfolio (excluding advisory fees) is less than 0.75%.

3 Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a life insurance company separate account as an investment option for its variable contracts.

4 As a new fund, the GVIT International Value Fund has no prior history of investment operations; accordingly, these "Other Expenses" are estimates for its first fiscal period ending December 31, 2003.

     This table describes the fees and expenses of the Class IV shares of the Strong GVIT Mid Cap Growth Fund (the "GVIT Mid Cap Fund"), as well as pro forma fees and expenses of the Class IV shares of the GVIT Mid Cap Fund after giving effect to the Reorganization, and of the shares of the Mid Cap Growth Portfolio (the "MS Mid Cap Growth Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Mid Cap Growth Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Mid Cap Growth Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional Information to this Prospectus/Proxy Statement.



                                                     GVIT MID CAP FUND           MS MID CAP         GVIT MID CAP FUND
                                                (CLASS IV SHARES)1 FOR THE    GROWTH PORTFOLIO    (CLASS IV SHARES) PRO
                                                     SIX MONTHS ENDED        FOR THE SIX MONTHS      FORMA ESTIMATED
                                                       JUNE 30, 2002                ENDED             COMBINED AS OF
                                                                               JUNE 30, 2002,         JUNE 30, 2002
                                                                                 AS RESTATED
                                                                              OCTOBER 1, 20022
--------------------------------------------------------------------------------------------------------------------
                                                None                         None                 None
SHAREHOLDER FEES 3                              None                         None                 None
Fees Paid Directly From Your Investment
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                  0.90%                        0.75%                0.75%
Distribution and/or Service (12b-1) Fee         None                         None                 None
Other Expenses                                  0.27%                        0.31%2               0.26%
Total Annual Fund Operating Expenses            1.17%                        1.06%                1.01%
Total Waivers/Reimbursements of Fund Expenses   0.22%4                       0.11%5               0.06%4
Total Annual Fund Operating Expenses            0.95%                        0.95%                0.95%
 (After Waivers/Reimbursements)

__________________________________



1  GVIT  created  Class  IV  shares  of  the  GVIT  Mid  Cap Fund specifically for completing the Reorganization and for subsequent  sales  within  certain  NLICA, NLACA, and NLIC variable contracts available on or before April 28, 2003.  No
Class  IV  shares  will  be  sold  to  insurance  company  separate  accounts  until  the  Reorganization.

2  "Other  Expenses" have been restated to reflect the fees under new fund administration and transfer agency agreements and  the imposition of an administrative fee for the MS Mid Cap Growth Portfolio, as approved by the Market Street Board effective  October  1,  2002.

3  Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a life insurance  company  separate  account  as  an  investment  option  for  its  variable  contracts.

4  Gartmore-U.S.  and  GVIT  have  entered  into  a  written  contract limiting operating expenses (excluding any taxes, interest,  brokerage  fees  or  extraordinary expenses) from exceeding 0.95% for the GVIT Mid Cap Fund's Class IV shares through  at  least  October 1, 2004.  The GVIT Mid Cap Fund is authorized to reimburse Gartmore-U.S. for management fees previously  waived  and/or  for  the cost of "Other Expenses" paid by Gartmore-U.S. provided that any such reimbursement will  not  cause  the  expenses  of  the Class IV shares of the GVIT Mid Cap Fund to exceed the expense limitation noted
above.  The  Gartmore-U.S. may request and receive reimbursement of fees waived or limited and other reimbursements made by Gartmore-U.S. at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to  the  Fund  was  made.

5  Gartmore-U.S.  and  Market  Street  have  entered into a written contract limiting "Other Expenses" of the MS Mid Cap
Growth  Portfolio,  excluding  extraordinary  costs and expenses, from exceeding 0.20% at least through April 30, 2003.




     This table describes the fees and expenses of the Class IV shares of the Gartmore GVIT Money Market Fund (the "GVIT Money Market Fund"), as well as pro forma fees and expenses of the Class IV Shares of the GVIT Money Market Fund after giving effect to the Reorganization, and of the shares of the Money Market Portfolio (the "MS Money Market Portfolio"), for the six month period ended June 30, 2002. The information in this table regarding the MS Money Market Portfolio reflects the fee table information in the Market Street Prospectus as restated to reflect certain revised fees (as further described below) effective October 1, 2002. As a result, the following expense information for the MS Money Market Portfolio will not necessarily be reflected in the financial statements for such Portfolio, which are as of June 30, 2002, and are included in the Statement of Additional Information to this Prospectus/Proxy Statement.



                                                    GVIT MONEY MARKET           MS MONEY            GVIT MONEY
                                                 FUND (CLASS IV SHARES)1    MARKET PORTFOLIO    MARKET FUND (CLASS
                                                FOR THE SIX MONTHS ENDED   FOR THE SIX MONTHS     IV SHARES) PRO
                                                      JUNE 30, 2002               ENDED           FORMA ESTIMATED
                                                                             JUNE 30, 2002,       COMBINED AS OF
                                                                               AS RESTATED         JUNE 30, 2002
                                                                            OCTOBER 1, 20022
--------------------------------------------------------------------------------------------------------------------
                                                None                       None                 None
SHAREHOLDER FEES 3                              None                       None                 None
Fees Paid Directly From Your Investment
ANNUAL FUND OPERATING EXPENSES
Expenses That are Deducted From Fund Assets
 (as a percentage of average net assets)
Management Fee                                  0.38%                      0.25%                0.38%
Distribution and for Service (12b-1) Fee        None                       None                 None
Other Expenses                                  0.24%                      0.30%2               0.24%
Total Annual Fund Operating Expenses            0.62%                      0.55%                0.62%
Total Waivers/Reimbursements of Fund Expenses   0.12%4                     0.05%5               0.12%4
Total Annual Fund Operating Expenses            0.50%                      0.50%                0.50%
 (After Waivers/Reimbursements)

__________________________________



1  GVIT  created  Class  IV shares of the GVIT Money Market Fund specifically for completing the reorganization and for  subsequent  sales  within  certain  NLICA, NLACA, and NLIC variable contracts available on or before April 28,
2003.  No  Class  IV  shares  will  be  sold  to  insurance  company  separate  accounts until the Reorganization.

2  "Other  Expenses"  have  been  restated  to  reflect  the fees under new fund administration and transfer agency agreements  and  the imposition of an administrative services fee for the MS Money Market Portfolio, as approved by the  Market  Street  Board  effective  October  1,  2002.

3  Sales charges and other expenses will be imposed by variable contracts when the fund's shares are purchased by a life  insurance  company  separate  account  as  an  investment  option  for  its  variable  contracts.

4  Gartmore-U.S.  and  GVIT  have entered into a written contract limiting operating expenses (excluding any taxes, interest,  brokerage fees or extraordinary expenses) from exceeding 0.50% for the GVIT Money Market Fund's Class IV shares  through  at least October 1, 2004.  The GVIT Money Market Fund is authorized to reimburse Gartmore-U.S. for management  fees  previously waived and/or for the cost of "Other Expenses" paid by Gartmore-U.S. provided that any such  reimbursement  will not cause the expenses of the Class IV shares of the GVIT Money Market Fund to exceed the expense  limitation noted above.  Gartmore-U.S. may request and receive reimbursement of fees waived or limited and other  reimbursements made by Gartmore-U.S. at a later date not to exceed three years from the fiscal year in which the  corresponding  reimbursement  to  the  GVIT  Money  Market  Fund  was  made.

5  Gartmore-U.S.  and  Market Street have entered into a written contract limiting "Other Expenses" of the MS Money
Market  Portfolio,  excluding  extraordinary  costs  and  expenses, from exceeding 0.25% at least through April 30,
2003.

     COMPARATIVE  EXPENSE  EXAMPLES

The following comparative expense examples are intended to help you compare the cost of investing in the Market Street Portfolio whose shares you currently own with the cost of investing in Class IV Shares of the corresponding GVIT
Acquiring Fund into which your Market Street Portfolio is proposed to be reorganized. The comparative expense example for each separate Market Street Portfolio and its corresponding GVIT Acquiring Fund assumes that you invest $10,000 in each such fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Pro Forma Combined Example assumes that you invest $10,000 in Class IV shares of the GVIT Acquiring Fund assuming the Reorganization had been completed with its corresponding Market Street Portfolio. The examples assume the fees and expenses set forth in the preceding Fee Tables and that your investment has a 5% return each year. THE EXAMPLES, HOWEVER, DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE CONTRACTS. IF THESE CHARGES WERE REFLECTED, THE EXPENSES LISTED BELOW WOULD BE HIGHER.

Each One Year period shown below for each of the GVIT Acquiring Funds and the Market Street Portfolios and each Pro Forma Combined Example assumes operating expenses to be after waivers and reimbursements as presented in the preceding Fee Tables. The calculations for the Three, Five and Ten Year periods shown below assume operating expenses before waivers and reimbursements as reflected in the preceding Fee Tables. Although your costs may be higher or lower, based on these assumptions your costs would be:



                                                 One Year   Three Years   Five Years   Ten Years
-------------------------------------------------------------------------------------------------
MS Broad Equity Portfolio                        $      92  $        319  $       565  $    1,269
GVIT Total Return Fund (Class IV shares)                86           268          466       1,037
Pro Forma Combined GVIT Fund (Class IV shares)          86           268          466       1,037

MS Large Cap Growth Portfolio                    $      92  $        311  $       547  $    1,226
GVIT Growth Fund (Class IV shares)                      87           271          471       1,049
Pro Forma Combined GVIT Fund (Class IV shares)          87           271          471       1,049

MS Large Cap Value Portfolio                     $      92  $        311  $       547  $    1,226
GVIT Value Fund (Class IV shares)                       97           324          570       1,274
Pro Forma Combined GVIT Fund (Class IV shares)          97           311          543       1,209

MS Small Cap Growth Portfolio                    $     112  $        373  $       654  $    1,456
GVIT Small Company Fund (Class IV shares)              120           375          649       1,432
Pro Forma Combined GVIT Fund (Class IV shares)         120           375          649       1,432

MS Small Cap Value Portfolio                     $     112  $        369  $       646  $    1,435
GVIT Small Cap Value Fund (Class IV shares)            114           356          617       1,363
Pro Forma Combined GVIT Fund (Class IV shares)         114           356          617       1,363

MS Balanced Portfolio                            $      88  $        274  $       477  $    1,061
GVIT Balanced Fund (Class IV shares)                    93           307          539       1,206
Pro Forma Combined GVIT Fund (Class IV shares)          93           307          539       1,206

MS Bond Portfolio                                $      69  $        220  $       383  $      858
GVIT Government Bond Fund (Class IV shares)             75           233          406         906
Pro Forma Combined GVIT Fund (Class IV shares)          75           233          406         906

MS Equity 500 Index Portfolio                    $      29  $        140  $       262  $      618
GVIT Equity 500 Fund (Class IV shares)                  29           129          N/A*        N/A*
Pro Forma Combined GVIT Fund (Class IV shares)          29           129          240         562

MS International Portfolio                       $     107  $        334  $       579  $    1,283
GVIT International Value Fund (Class IV shares)        103           322          N/A*        N/A*
Pro Forma Combined GVIT Fund (Class IV shares)         103           322          558       1,236

MS Mid Cap Growth Portfolio                      $      97  $        326  $       574  $    1,284
GVIT Mid Cap Fund (Class IV shares)                     97           350          622       1,401
Pro Forma Combined GVIT Fund (Class IV shares)          97           316          552       1,231

MS Money Market Portfolio                        $      51  $        171  $       302  $      684
GVIT Money Market Fund (Class IV shares)                51           186          334         763
Pro Forma Combined GVIT Fund (Class IV shares)          51           186          334         763


*As a new fund, this fund is only required to provide examples for the One Year and Three Year periods.

     COMPARATIVE  PERFORMANCE  INFORMATION

     The table below provides total return performance information for periods ended June 30, 2002. Past performance is not a guarantee of future results, and it is not possible to predict whether or not performance of the GVIT Acquiring Funds will be affected by the Reorganization.





MARKET STREET
PORTFOLIO/
GVIT ACQUIRING                                                AVERAGE ANNUAL TOTAL
FUND                                                RETURN FOR PERIODS ENDED JUNE 30, 2002
                                 6 MONTHS(1)    1 YEAR   2 YEARS   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------
MS BROAD EQUITY PORTFOLIO              -11.92%  -15.70%    -8.61%    -7.03%     1.58%      8.14%
GVIT TOTAL RETURN FUND(2)               -5.97%   -9.98%   -11.39%    -7.80%     2.12%      9.58%

MS LARGE CAP GROWTH PORTFOLIO          -18.89%  -25.51%   -28.18%   -16.94%     N/A        N/A
GVIT GROWTH FUND(2)                    -17.16%  -24.33%   -34.11%   -25.86%    -7.97%      4.24%

MS LARGE CAP VALUE PORTFOLIO            -3.89%   -6.17%     2.02%    -3.32%     N/A        N/A
GVIT VALUE FUND(2)                     -14.16%  -17.36%   -18.61%   -10.14%     N/A        N/A

MS SMALL CAP GROWTH PORTFOLIO          -20.76%  -29.82%   -30.67%    -7.28%     N/A        N/A
GVIT SMALL COMPANY FUND(2)              -4.35%   -9.54%    -4.97%     9.15%     8.74%      N/A

MS SMALL CAP VALUE PORTFOLIO             2.57%    4.72%    17.21%     9.16%     N/A        N/A
GVIT SMALL CAP VALUE FUND(2)           -12.35%  -14.19%     6.13%     8.93%     N/A        N/A

MS BALANCED PORTFOLIO                   -7.23%   -9.39%    -4.29%    -3.08%     2.96%      8.03%
GVIT BALANCED FUND(2)                   -8.49%  -10.38%    -7.51%    -5.79%     N/A        N/A

MS BOND PORTFOLIO                        2.61%    6.88%     8.30%     6.62%     6.19%      6.35%
GVIT GOVERNMENT BOND FUND(2)             4.18%    9.09%     9.95%     7.87%     7.36%      7.18%

MS EQUITY 500 INDEX PORTFOLIO          -13.23%  -18.26%   -16.57%     N/A       N/A        N/A
GVIT EQUITY 500 FUND                        *        *         *         *         *          *

MS INTERNATIONAL PORTFOLIO               7.22%    1.26%    -4.08%     2.58%     4.68%      8.55%
GVIT INTERNATIONAL FUND                     *        *         *         *         *          *

MS MID CAP GROWTH PORTFOLIO            -10.68%  -11.08%    -0.60%     8.42%     10.17%     11.38%
GVIT MID CAP FUND(2)(3)                -23.73%  -38.35%   -34.56%   -12.83%     N/A        N/A

MS MONEY MARKET PORTFOLIO                0.67%    1.96%     3.75%     4.34%     4.67%      N/A
GVIT MONEY MARKET FUND(2)                0.62%    1.89%     3.68%     4.24%     4.60%      4.45%

_______________________

*     Because  this GVIT Acquiring Fund was recently organized for the purpose of continuing the investment operations of the corresponding Market Street Portfolio, the GVIT Acquiring Fund will assume  the  performance  history  of  its  corresponding  Market  Street  Portfolio  if  the
Reorganization  is  completed.

(1)     These  total  return  figures  have  not  been  annualized.

(2)     These  total  return  figures  are based on the performance of the Class I shares of the
GVIT  Acquiring Fund through June 30, 2002, which was achieved prior to the creation of Class IV shares.  Class  IV  shares have been created specifically for the purpose of the Reorganization.
Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns  are  the  same  as what Class IV shares would have produced had Class IV shares been in existence  during these periods because the Class IV shares will invest in the same portfolio of securities  and  because  Class  IV  shares  have  the  same  expenses  as  Class  I  shares.

(3)     Because  the  GVIT  Mid  Cap  Fund  will  be  adopting substantially the same investment objectives,  strategies  and  policies  as  the  MS  Mid Cap Growth Portfolio, and have the same portfolio  manager,  the  same  investment  advisory  fees  and  generally  the same overall fee structure  as  the  MS  Mid  Cap  Growth  Portfolio,  all  effective  as  of  the  date  of  the
Reorganization,  the  MS  Mid  Cap  Growth  Portfolio  will be considered the successor fund for performance  purposes.



     For further information about the performance of the Market Street Portfolios, including information about how each Portfolio performed relative to its benchmark, please see Market Street's Annual and Semi-Annual Reports to Shareholders, which you may request as explained on page __ of this Prospectus/Proxy Statement. For further information about the performance of the GVIT Acquiring Funds, including information about how each Fund performed relative to its benchmark, please see "INFORMATION ABOUT THE GVIT ACQUIRING FUNDS AND THE MARKET STREET PORTFOLIOS - PERFORMANCE" below and Exhibit B to this Prospectus/Proxy Statement.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, STRATEGIES, AND PRINCIPAL RISKS OF THE MARKET STREET PORTFOLIOS AND THE CORRESPONDING GVIT ACQUIRING FUNDS

     This section contains tables comparing the investment objectives, policies, strategies and principal risks of investing in each Market Street Portfolio and its corresponding GVIT Acquiring Fund. The discussion of the differences between the Market Street Portfolios and their corresponding GVIT Acquiring Funds is reflected in italics. One particular difference between the Market Street Portfolios and the corresponding GVIT Acquiring Funds, which is not noted in the tables, is that the investment objective of each Market Street Portfolio is "fundamental," while the investment objective for each GVIT Acquiring Fund is "non-fundamental." This means that the investment objectives for the GVIT Acquiring Funds, unlike the Market Street Portfolios, may be changed by the Board of GVIT without shareholder approval. Such a change, however, would only be made after approval by the GVIT Board.

Also, each of the Market Street Portfolios, other than the MS Mid Cap Growth Portfolio and the MS Money Market Portfolio, utilizes a "manager of managers" strategy whereby the investment adviser selects one or more subadvisers with different areas of expertise to manage all or a certain portion of the Portfolio. In some instances, certain Market Street Portfolios use multiple managers whereby the investment adviser selects multiple subadvisers pursuant to the investment adviser's "manager of managers" authority. Specifically, each of the MS Broad Equity Portfolio, MS Large Cap Growth Portfolio, MS Large Cap Value Portfolio, MS Small Cap Growth Portfolio, and MS Small Cap Value Portfolio utilizes a "multi-manager" strategy. While in some instances the corresponding GVIT Acquiring Fund may also use a "manager of managers" strategy (i.e., GVIT Small Company and Small Cap Value Funds), the other corresponding GVIT Acquiring Funds do not. Each of the Market Street Portfolios utilizing a "manager of managers" strategy follow such strategy strictly by monitoring and rebalancing each such Portfolio's allocation among its multiple subadvisers on a daily basis. The GVIT Small Company and Small Cap Value Funds do not follow a policy of rebalancing daily the allocations among their subadvisers. For a more complete discussion of the principal risks of investing in the Market Street Portfolios and the GVIT Acquiring Funds, please see "RISKS OF AN INVESTMENT IN ONE OR MORE OF THE FUNDS" below.

In addition to the policies and strategies set forth below, each GVIT Acquiring Fund and each Market Street Portfolio is also subject to certain additional investment policies and limitations, which are described in the GVIT SAI and the Market Street Prospectus and SAI, respectively. The GVIT SAI and the Market Street Prospectus and SAI, all of which are incorporated herein by reference thereto, together set forth additional information about the investment objectives, policies, strategies and limitations of each GVIT Acquiring Fund and the corresponding Market Street Portfolio.





-----------------------------------------------------------------------------------------------------------------------
MS BROAD EQUITY PORTFOLIO                                              GVIT TOTAL RETURN FUND
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                   INVESTMENT OBJECTIVE:

Long-term capital appreciation.                         Total return through a flexible combination of
                                                        capital appreciation and current income.
The investment objective of the MS Broad Equity
Portfolio is similar to the investment objective of
the GVIT Total Return Fund in that capital
appreciation composes at least part of each fund's
investment objective.  However, the GVIT Total Return
Fund seeks total return through a combination of
capital appreciation and current income.  In other
words, the GVIT Total Return Fund looks for stocks or
 other securities that may pay dividends and other
income instead of relying solely on the security's
prospects for increasing in value.  The MS Broad
Equity Portfolio seeks only capital appreciation and
relies more upon a security's prospects for
increasing in value.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                  PRINCIPAL INVESTMENTS:

Under normal circumstances, the MS Broad Equity         To achieve its objective, the GVIT Total Return Fund
Portfolio invests at least 80% of its total assets in   invests primarily in common stocks and convertible
equity securities of both larger and smaller            securities.
companies included in the Wilshire 5000 equity
universe that, at the time of purchase, the
subadvisers believe offer above-average potential
for growth in future earnings.

Both funds invest primarily in equity securities.
However, the two differ in that the MS Broad Equity
Portfolio invests in equity securities of both larger and smaller companies while the GVIT Total Return
Fund does not invest in smaller companies as a principal strategy. In addition, the MS Broad Equity
Portfolio has an explicit policy to invest at least
80% of its total assets in the equity securities of larger and smaller capitalization companies. Also the GVIT Total Return Fund specifically lists convertible securities (see description under
"Information about the GVIT Acquiring Funds and the Market Street Portfolios--Further Information About the GVIT Acquiring Funds"), a type of equity security, as a principal investment. While the MS
Broad Equity Portfolio may invest in convertible securities , it does not list such instruments as a principal investment.

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:                        INVESTMENT STYLE AND STRATEGIES:

The MS Broad Equity Portfolio uses four single-style    The portfolio managers of GVIT Total Return Fund look
segments, with individual segments investing in         for stocks and other securities that may pay
larger or smaller capitalization stocks that are        dividends and other income, instead of relying solely
generally either growth-oriented or value-oriented.     on the security's prospects for increasing in value.
In addition, the MS Broad Equity Portfolio employs a    The portfolio managers generally consider the
multi-manager structure and is currently managed by     following factors when choosing companies to
four subadvisers with the following allocations of      purchase: above-average revenue growth; consistent
portfolio assets - Alliance Capital Management L.P.     earnings growth; above-average earnings growth; or
("Alliance") managing 42.5% of the assets, Sanford C.   attractive valuation.
Bernstein & Co., LLC ("Bernstein") managing 42.5% of
the assets, Husic Capital Management ("Husic")          The GVIT Total Return Fund usually will sell
managing 7.5% of the assets, and Reams Asset            securities if: (1) there is a significant increase in
Management Company, LLC ("Reams") managing 7.5% of      share price; (2) the outlook of a company's earnings
the assets.                                             becomes less attractive; or (3) more favorable
-  Alliance (large cap growth) seeks to                 opportunities are identified.
identify companies with strong relative
earnings growth and reasonable valuations by
utilizing a "bottom-up" investment approach
that combines a quantitative scoring system
with analyst judgment.
-  Bernstein (large cap value) uses an
investment approach which is "bottom-up" and
 price driven, ranking companies based upon
expected internal rates of return and
utilizing intensive field research with
respect to the top-ranking companies.
-  Husic (small cap growth) also utilizes a
"bottom-up" approach.  In particular, Husic
seeks to identify fundamental or secular
changes in companies or industries that
often signal higher than anticipated
earnings growth.  Husic's selection process
focuses on stocks of companies most likely
to benefit from those changes.
-  Reams (small cap value) utilizes
quantitative research analysis, including
probability-weighted scenario analysis and
fundamental research to identify companies
with the potential for high returns.

The MS Broad Equity Portfolio and GVIT Total Return
Fund typically consider similar factors when selecting investments. However, the investment style and strategies of the two differ in certain respects.
 To begin, the MS Broad Equity Portfolio's investment adviser utilizes a multi-manager structure employing four subadvisers and using a blend of the four single-style disciplines (as defined by the MS Broad
Equity Portfolio). The use of a blend of the four single-style disciplines signifies that the MS Broad
Equity Portfolio invests in large and small capitalization companies that are both growth-oriented and value-oriented. In contrast, the single investment adviser for the GVIT Total Return Fund does not employ the services of any subadviser, yet, somewhat similar to the MS Broad Equity Portfolio, the GVIT Total Return Fund uses a "blended" approach investing in stocks with both growth and value characteristics.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                        PRINCIPAL RISKS:

The principal risks of the MS Broad Equity Portfolio    The GVIT Total Return Fund is subject to the
(market and financial) are similar to those of the      following principal risk:
GVIT Total Return Fund.  However, the MS Broad Equity
 Portfolio may have greater exposure to small company   -  STOCK MARKET RISK
 risk because it generally has invested to a greater
extent in small capitalization companies than the
GVIT Total Return Fund.  As a result, to the extent
the MS Broad Equity Portfolio invests in small
capitalization companies, the value of such portfolio
securities may at times be more volatile than the
portfolios securities of the GVIT Total Return Fund.






-----------------------------------------------------------------------------------------------------------------------
MS LARGE CAP GROWTH PORTFOLIO                                             GVIT GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                  INVESTMENT OBJECTIVE:

Long-term capital appreciation.                        Long-term capital appreciation.

The investment objective of the MS Large Cap Growth
Portfolio is the same as the investment objective for the GVIT Growth Fund.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                 PRINCIPAL INVESTMENTS:

Under normal circumstances, the MS Large Cap Growth    Under normal conditions, the GVIT Growth Fund
Portfolio invests at least 80% of its total assets in  primarily invests in common stock of large
 equity securities of larger companies included in     capitalization companies and in convertible
the Wilshire 5000 equity universe that, at the time    securities and generally tends to be fully invested
of purchase, the subadvisers believe offer above-      in these securities.
average potential for growth in future earnings.

The principal investments of the MS Large Cap Growth
Portfolio are substantially similar to those of the GVIT Growth Fund in that both the MS Large Cap Growth
Portfolio and the GVIT Growth Fund focus on large cap growth companies. However, the two funds differ in that while both focus on large cap growth companies, the MS Large Cap Growth Portfolio has an explicit policy to invest at least 80% of its total assets in large cap growth companies.

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:                       INVESTMENT STYLE AND STRATEGIES:

Currently two subadvisers - Alliance and Geewax,       The portfolio manager and analysts gather, check and
Terker & Co. ("Geewax") - manage the MS Large Cap      analyze information about industries and companies to
Growth Portfolio using a single-style discipline.      determine if they are well positioned for long-term
Each subadivser manages 50% of the MS Large Cap        growth.  The portfolio manager considers, among other
Growth Portfolio's assets.  The single-style           things, a company's financial strength, competitive
discipline signifies that the MS Large Cap Growth      position in its industry, projected future earnings,
Portfolio's primary focus is large cap growth          cash flows, and dividends when deciding whether to
companies.                                             buy or sell securities.  The GVIT Growth Fund looks
-  Alliance seeks to identify companies with           for companies whose earnings are expected to
strong relative earnings growth and                    consistently grow faster than other companies in the
reasonable valuations by utilizing a                   market.
"bottom-up" investment approach that
combines a quantitative scoring system and             The GVIT Growth Fund will generally sell securities
analyst judgment.                                      if: (1) the price of the security is overvalued; (2)
-  Geewax uses financial quality, sustainable          the outlook for a company's earnings becomes less
growth, and downside volatility screens to             attractive; or (3) more favorable opportunities are
eliminate issuers from consideration and               identified.
purchases securities from the remaining
issuers.

The investment strategy of the MS Large Cap Growth
Portfolio is substantially similar to the investment strategy of the GVIT Growth Fund. While the funds differ in the respect that the MS Large Cap Growth
Portfolio utilizes a multi-manager strategy, the primary focus for both the MS Large Cap Growth
Portfolio and the GVIT Growth Fund is large cap growth companies. In addition, when selecting investments, the subadvisers of the MS Large Cap
Growth Portfolio consider factors that are similar to those considered by the GVIT Growth Fund's portfolio manager.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                       PRINCIPAL RISKS:

The principal risks of investing in the MS Large Cap   The GVIT Growth Fund is subject to the following
Growth Portfolio (market and financial) are            principal risks:
substantially similar to the stock market and market
trends risks of the GVIT Growth Fund.  However, the    -  STOCK MARKET RISK
GVIT Growth Fund may have higher transaction costs
and be more volatile than the MS Large Cap Growth      -  MARKET TRENDS RISK
Portfolio because the GVIT Growth Fund engages in
more active and frequent trading.                      -  PORTFOLIO TURNOVER RISK





-----------------------------------------------------------------------------------------------------------------------
MS LARGE CAP VALUE PORTFOLIO                                              GVIT VALUE FUND
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                  INVESTMENT OBJECTIVE:

Long-term capital appreciation.                        Capital growth and income through investments in
                                                       equity securities, including common stocks, preferred
The investment objective of the MS Large Cap Value     stocks and securities convertible into common and
Portfolio is similar to that of the GVIT Value Fund    preferred stocks.
in certain respects.  Both funds have growth of
capital as an objective.  However, the GVIT Value
Fund also has income as an objective.  Thus, the GVIT
Value Fund seeks stocks or other securities which may
 produce income in the form of dividends while the MS
 Large Cap Value Portfolio relies more heavily upon a
 security's prospects for increasing in value when
selecting investments.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                 PRINCIPAL INVESTMENTS:

Under normal circumstances, the MS Large Cap Value     Under normal market conditions, the GVIT Value Fund
Portfolio invests at least 80% of its total assets in  invests in a portfolio of equity securities,
 undervalued equity securities of larger companies     consisting primarily of common stocks.  The GVIT
included in the Wilshire 5000 equity universe that,    Value Fund may invest up to 25% of its total assets
at the time of purchase, the subadvisers believe       in securities of foreign issuers.  The GVIT Value
offer potential for long-term growth in future         Fund may also purchase and sell certain derivative
earnings.                                              instruments, such as options, futures contracts and
                                                       options on futures contracts, for various portfolio
The funds are similar in that both invest primarily    management purposes.
in undervalued equity securities.  However, the MS
Large Cap Value Portfolio invests in the undervalued
equity securities of larger companies while the GVIT
Value Fund invests in undervalued securities of
large, medium or small companies.  Also, the GVIT
Value Fund states as one of its principal investment
strategies that it may invest up to 25% of its total
assets in securities of foreign issuers and may
purchase and sell certain derivative instruments.
The MS Large Cap Value Portfolio may also invest in
foreign securities, but it is not a principal
strategy of the MS Large Cap Value Portfolio.
Therefore, the GVIT Value Fund will be more sensitive
to those risks associated with foreign investments
than the MS Large Cap Value Portfolio to the extent
the GVIT Value Fund is invested to a larger degree in
foreign securities and will be subject to the risks
associated with derivative instruments.  Finally, the
 two funds differ in that the MS Large Cap Value
Portfolio has an explicit policy to invest at least
80% of its total assets in equity securities of
larger companies.

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:                       INVESTMENT STYLE AND STRATEGIES:

The MS Large Cap Value Portfolio is managed by two     The GVIT Value Fund emphasizes a value style of
subadvisers - Mellon Equity Associates, LLP            investing, seeking well-established, undervalued
("Mellon") and Bernstein.  Each subadviser manages     companies believed by Van Kampen Asset Management
50% of the MS Large Cap Value Portfolio's assets.      Inc. ("VKAM"), the GVIT Value Fund's subadviser, to
The subadvisers use a single-style discipline,         possess the potential for capital growth and income.
focusing on large capitalization value companies.      VKAM generally seeks to identify companies that are
                                                       undervalued and have identifiable factors that might
-  Mellon seeks securities of companies with           lead to improved valuations.  This catalyst could
low risk and solid long-term growth                    come from within the company in the form of new
potential through an investment process that           management, operation enhancements, restructuring or
integrates quantitative analysis and                   reorganization.  It can also be caused by external
fundamental research.                                  factors, such as an improvement in industry
-  Bernstein's value-oriented investment               conditions or a regulatory change.
approach is "bottom-up" and price driven,
ranking companies based upon expected                  Portfolio securities are typically sold when VKAM's
internal rates of return and utilizing                 assessments of the capital growth and income
intensive field research with respect to the           potential of such securities materially change and
top-ranking companies.                                 factors indicate it is desirable to do so.  Such
The investment style and strategies of the funds are   factors include a change in economic or market
similar.  It is worth noting, however, that two        factors in general or with respect to a particular
portfolio managers - Mellon and Bernstein - subadvise  industry, a change in market trend or other factors
 the MS Large Cap Value Portfolio while VKAM is the    affecting an individual security, changes in the
sole subadviser for the GVIT Value Fund.               relative market performance or appreciation
                                                       possibilities offered by individual securities and
                                                       other circumstances bearing on the desirability of a
                                                       given investment.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                       PRINCIPAL RISKS:

The principal risks of investing in the MS Large Cap   The GVIT Value Fund is subject to the following
Value Portfolio (market and financial) are similar to  principal risks:
 the stock market and market trends risks associated
with the GVIT Value Fund.  However, the GVIT Value     -  STOCK MARKET RISK
Fund is subject to the additional principal risks
associated with medium and small capitalization . . .  - MARKET TRENDS RISK companies, foreign investments and derivatives.
While the MS Large Cap Value Portfolio may invest in.  - MID/SMALL CAP RISK foreign securities and certain derivatives, these are
 not principal strategies for the MS Large Cap Value.  - FOREIGN RISK
Portfolio and, hence, the MS Large Cap Value
Portfolio is less sensitive to the risks associated .  - DERIVATIVES RISK with these investments than the GVIT Value Fund to
the extent the GVIT Value Fund is so invested.




-----------------------------------------------------------------------------------------------------------------------
MS SMALL CAP GROWTH PORTFOLIO                                         GVIT SMALL COMPANY FUND
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                  INVESTMENT OBJECTIVE:

Long-term capital appreciation.                        Long-term growth of capital.

The investment objective of the MS Small Cap Growth
Portfolio is substantially similar to the investment objective for the GVIT Small Company Fund.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                 PRINCIPAL INVESTMENTS:

Under normal circumstances, the MS Small Cap Growth    Under normal conditions, the GVIT Small Company Fund
Portfolio invests at least 80% of its total assets in  invests at least 80% of its net assets in equity
equity securities of smaller companies included in     securities issued by small capitalization companies.
the Wilshire 5000 equity universe that, at the time    Small capitalization companies are those companies
of purchase, the subadvisers believe offer above-      whose equity market capitalizations at the time of
average potential for growth in future earnings.       investment are similar to the market capitalizations
                                                       of companies in the Russell 2000  Index.  The
The principal investments of the MS Small Cap Growth   Russell 2000  Index, published by Frank Russell
Portfolio are similar to the principal investments of  Company, is an index consisting of approximately 2000
 the GVIT Small Company Fund.  Both funds invest       companies with small market capitalizations relative
primarily in equity securities of smaller companies.   to the market capitalizations of other U.S.
 However, the GVIT Small Company Fund also invests a   companies.  As of December 31, 2001, the market
portion of its assets in foreign securities and may    capitalization of companies in the Russell 2000
invest a portion of its assets in larger companies.    Index ranged from approximately $4.1 million to $2.3
                                                       billion.

                                                       A portion of the GVIT Small Company Fund will be
                                                       invested in equity securities of small-capitalization
                                                       companies that are located outside of the United
                                                       States.  A portion of the GVIT Small Company Fund
                                                       assets may also be invested in equity securities of
                                                       the companies whose market capitalizations exceed
                                                       that of small-cap companies.  The equity securities
                                                       which the GVIT Small Company Fund holds are primarily
                                                       common stocks, although it may purchase other equity
                                                       securities such as preferred stock and convertible
                                                       securities.

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:                       INVESTMENT STYLE AND STRATEGIES:

Two subadvisers currently manage the MS Small Cap      Gartmore-U.S., the GVIT Small Company Fund
Growth Portfolio with the following allocations of     investment adviser, has chosen The Dreyfus
portfolio assets Husic managing 60% of the assets,     Corporation (Gartmore Global Partners
and Lee Munder Investments, Ltd. (Munder               (Neuberger Berman, LLC (Strong
managing 40% of the assets.  The subadvisers use a     Capital Management, Inc. (and Waddell &
single-style discipline, focusing on small             Reed Investment Management Company (to each
capitalization growth companies.                       manage a portion of the GVIT Small Company Fund.  In
                                                       addition, Gartmore-U.S. manages a portion of the GVIT
 Husic utilizes a approach.  In                        Small Company Fund.
particular, Husic seeks to identify
fundamental or secular changes in companies            Gartmore-U.S. invests primarily in stocks of
or industries that often signal higher than            U.S. and foreign companies which it
anticipated earnings growth.                           considers to be value companies. These
 Lee Munder chooses companies that have                companies have good earnings growth
established above-average growth, superior             potential and Gartmore-U.S. believes that
business positions and strong management.              the market has undervalued them. Gartmore-
Additionally, Lee Munder emphasizes the                U.S. also invests in unrecognized stocks and
healthcare, technology and business services           stocks of special situation companies and
 sectors.                                              turnarounds (companies that have experienced
While both funds utilize a strategy,                   significant business problems but which
the MS Small Cap Growth Portfolioinvestment style      Gartmore-U.S. believes have favorable
and strategies differ from those of the GVIT Small     prospects for recovery).
Company Fund.  Specifically, the subadvisers for the   Gartmore-U.S. believes that smaller
respective funds approach small cap investing in       capitalization companies are often undervalued
different ways.  The MS Small Cap Growth Portfolio     for one of the following reasons: (1)
subadvisers use a single-style discipline, focusing    institutional investors, which currently
on a growth investing style.  Viewed together, the     represent a majority of the trading volume in
subadvisers of the GVIT Small Company Fund tend to     the shares of publicly traded companies, are
use more of a blended approach, selecting both value   often less interested in smaller capitalization
and growth companies (please note that certain         companies because of the difficulty of acquiring
subadvisers for the GVIT Small Company Fund place      a meaningful position without purchasing a large
sole emphasis on growth or value stocks while others   percentage of the companyoutstanding equity
use a blended approach). Also, certain of the GVIT     securities; and (2) such companies may not be
Small Cap Fundsub-advisers focus more heavily on       regularly researched by securities analysts,
newer and unseasoned companies than the subadvisers    which could result in greater discrepancies in
for the MS Small Cap Growth Portfolio and GGP, a       valuation.
subadviser for the GVIT Small Company Fund, focuses
on foreign, small capitalization companies.  The       Dreyfus uses a blended approach, investing
subadvisers for the MS Small Cap Growth Portfolio,     in growth stocks, value stocks or stocks
however, do not place emphasis on foreign securities.  that exhibit characteristics of both.  Using fundamental research and direct management
                                                       contact, Dreyfus seeks stocks with superior
                                                       prospects for accelerated earnings growth.
                                                       It also seeks special situations, such as
                                                       corporate restructurings or management
                                                       changes that could increase the stock price
                                                       of a special situation company.  Dreyfus
                                                       also uses a sector management approach,
                                                       supervising a team of sector managers who
                                                       insist on making buy and sell decisions
                                                       within their respective areas of expertise.
                                                       The sector weightings of this portion of the
                                                       GVIT Small Company Fund typically
                                                       approximate those of the Russell 2000 Index.
                                                       Dreyfus typically sells a stock when the
                                                       reasons for buying the stock no longer
                                                       apply, or when the company begins to show
                                                       deteriorating fundamentals, poor relative
                                                       performance, or excessive valuation.
                                                       GGP invests its portion of the GVIT Small
                                                       Company Fund primarily in equity securities
                                                       of small capitalization companies that are
                                                       headquartered, domiciled or have their
                                                       principal business functions located outside
                                                       the United States, including such companies
                                                       in Europe, Australia, Asia and the Far East.
                                                       GGP is a growth stock adviser and its
                                                       investment philosophy rests on two
                                                       fundamental principles: (1) growth investing
                                                       can produce superior returns over the longer
                                                       term; but (2) consensus growth (or the
                                                       market expectations for earnings forecasts)
                                                       tends to produce average returns.
                                                       Therefore, GGP focuses on identifying
                                                       companies that GGP believes offer earnings
                                                       growth that exceeds market expectations and
                                                       GGP looks to sell companies where there is
                                                       significant risk that earnings growth will
                                                       not meet market expectations.  GGP selects
                                                       regions, countries, and companies GGP
                                                       believes have the potential for unexpected
                                                       growth.  For the portion of the GVIT Small
                                                       Company Fund that GGP manages, GGP considers
                                                       a small-capitalization company to be a
                                                       company whose market capitalization is
                                                       similar to companies represented by the
                                                       Morgan Stanley Capital International
                                                       (Developed Countries, Europe,
                                                       Australiasia, Far East (Small Cap
                                                       Index.
                                                       Neuberger looks for undervalued small-cap
                                                       companies whose current product lines and
                                                       balance sheets are strong.  Factors in
                                                       identifying these companies may include: (1)
                                                       above-average returns; (2) an established
                                                       market niche; (3) circumstances that would
                                                       make it difficult for new competitors to
                                                       enter the market; (4) the ability of the
                                                       companies to finance their own growth; and
                                                       (5) sound future business prospects.  This
                                                       approach is designed to let the GVIT Small
                                                       Company Fund benefit from potential
                                                       increases in stock prices while limiting the
                                                       risks typically associated with small
                                                       company stocks. At certain times, Neuberger
                                                       may emphasize certain industries that it
                                                       believes will benefit from market or
                                                       economic trends.  At the time a stock is
                                                       purchased, Neuberger will set a target price
                                                       at which it will sell that security.  The
                                                       portfolio managers, in fact, will begin to
                                                       pare back the position when the stock is
                                                       within 10% of the target price.  If its
                                                       analysis of a security turns out to be
                                                       incorrect, Neuberger generally will seek to
                                                       liquidate the holding as soon as possible,
                                                       although Neuberger occasionally may delay
                                                       selling a security in anticipation of a
                                                       better selling opportunity.
                                                       Strong invests in companies whose earnings
                                                       Strong believes to be in a relatively strong
                                                       growth trend, and, to a lesser extent, in
                                                       companies in which further growth is not
                                                       anticipated but which Strong feels are
                                                       undervalued.  In seeking companies with
                                                       favorable growth prospects, Strong looks for
                                                       factors such as: (1) prospects for above-
                                                       average sales and earnings growth; (2) high
                                                       return on invested capital; (3) overall
                                                       financial strength; (4) competitive
                                                       advantages, including innovative products
                                                       and services; (5) effective research,
                                                       product development, and marketing; and (6)
                                                       stable, capable management.  Strong may
                                                       choose to sell a stock if the stockgrowth
                                                       prospects become less attractive or its
                                                       fundamental qualities decline.
                                                       WRIMCO seeks companies whose earnings WRIMCO believes
                                                       are likely to grow faster than the economy.  WRIMCO
                                                       emphasizes relatively new or unseasoned companies in
                                                       their early stages of development or smaller
                                                       companies positioned in new or emerging industries
                                                       where there is opportunity for rapid growth.  WRIMCO
                                                       may look at a number of factors relating to a
                                                       company, such as: (1) aggressive or creative
                                                       management; (2) technological or specialized
                                                       expertise; (3) new or unique products or services;
                                                       and (4) entry into new or emerging industries.  In
                                                       general, WRIMCO may sell a security if it determines
                                                       that the stock no longer offers significant growth
                                                       potential, which may be due to a change in the
                                                       business or management of the company or a change in
                                                       the industry of the company.  As well, WRIMCO may
                                                       sell a security to take advantage of more attractive
                                                       investment opportunities or to raise cash.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                       PRINCIPAL RISKS:

The principal risks of investing in the MS Small Cap   The GVIT Small Company Fund is subject to the
Growth Portfolio (market, financial and small          following principal risks:
company) are similar to the stock market, market
trends and small cap risks associated with the GVIT    STOCK MARKET RISK
Small Company Fund.  However, the GVIT Small Company   SMALL CAP RISK
Fund is subject to the additional principal risks      FOREIGN RISK
associated with foreign investments, increased         SECTOR RISK
portfolio turnover and investments in special          SPECIAL SITUATION COMPANIES RISK
situation companies, as well as being                  MARKET TRENDS RISK
divesified.                                            NON-DIVERSIFIED FUND RISK
                                                       PORTFOLIO TURNOVER RISK





-----------------------------------------------------------------------------------------------------------------------
MS Small Cap Value Portfolio                                          GVIT Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                   INVESTMENT OBJECTIVE:

Long-term capital appreciation.                         Capital appreciation.

The investment objectives are substantially similar.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                  PRINCIPAL INVESTMENTS:

Under normal circumstances, the MS Small Cap Value      Under normal conditions, the GVIT Small Cap Value
Portfolio invests at least 80% of its total assets in   Fund invests at least 80% of its net assets in equity
 undervalued equity securities of smaller companies     securities issued by small capitalization companies.
included in the Wilshire 5000 equity universe that,     Small capitalization companies are companies whose
at the time of purchase, the subadvisers believe        equity market capitalizations at the time of
offer potential for long-term growth in future          investment are similar to the market capitalizations
earnings.                                               of companies in the Russell 2000  Index (see GVIT
                                                        Small Company Fund description above for a
The MS Small Cap Value Portfolioprincipal               description of the Russell 2000  Index).  The equity
investments are substantially similar to those of the   securities which the GVIT Small Cap Value Fund holds
 GVIT Small Cap Value Fund.  Both funds invest in       are primarily common stocks although it may purchase
undervalued equity securities of smaller companies.     other equity securities such as preferred stock and
 However, the GVIT Small Cap Value Fund also invests    convertible securities.
 in foreign companies and may invest in special
situation companies and turnarounds.  The MS Small      The GVIT Small Cap Value Fund may invest up to 20% of
Cap Value Portfolio may invest up to 25% of its         its total assets in equity securities of foreign
assets in foreign securities, but this is not a         companies.
principal investment strategy of the MS Small Cap
Value Portfolio.

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:                        INVESTMENT STYLE AND STRATEGIES:

Reams and Sterling Capital Management LLC               Gartmore-U.S., the GVIT Small Cap Value Fund
(are the subadvisers for the MS Small Cap               investment adviser, has chosen Dreyfus to manage a
 Value Portfolio.  Each subadviser manages 50% of the   portion of the GVIT Small Cap Value Fund.  In
 MS Small Cap Value Portfolioassets.  The               addition, Gartmore-U.S. manages a portion of the GVIT
subadvisers use a single-style discipline, focused on   Small Cap Value Fund.
small capitalization value companies.
 Reams utilizes quantitative research                   The GVIT Small Cap Value Fund will invest in stocks
analysis, including probability-weighted                of U.S. and foreign companies which Gartmore-U.S. or
scenario analysis and fundamental research              Dreyfus believes qualify as value companies.  These
to identify companies with the potential for            companies often have good earnings growth potential
 high returns.                                          and Gartmore-U.S. or Dreyfus believes that the market
 Sterling uses fundamental research to seek             has undervalued these companies.  The GVIT Small Cap
securities of companies and issuers trading             Value Fund may also invest in stocks of special
at prices below their intrinsic value.                  situation companies and turnarounds (companies that
Sterling uses a multifaceted valuation                  have experienced significant business problems but
analysis which includes a focus on an                   which Gartmore-U.S. or Dreyfus believes have
issuerfree cash flow, return on capital                 favorable prospects for recovery).
and balance sheet strength.
The MS Small Cap Value Portfolioinvestment style        Dreyfus identifies potential investments
and strategies are similar to those of the GVIT Small   through extensive quantitative and
 Cap Value Fund.  Specifically, the subadvisers for     fundamental research.  Its portion of the
the MS Small Cap Value Portfolio both generally         GVIT Small Cap Value Fund will focus on
approach small cap investing in a manner which is       individual stock selection (a
substantially similar to Dreyfus and Gartmore-U.S.      approach), emphasizing three key factors:
However, Gartmore-U.S. generally places more emphasis   (1) value, or how a stock is valued relative
 on foreign securities than the subadvisers for the     to the stockintrinsic worth based on
MS Small Cap Value Portfolio.  In addition, the GVIT    traditional value measures; (2) business
Small Cap Value Fund also may invest in special         health, or overall efficiency and
 situation companies and turnarounds.                   profitability as measured by return on
                                                        assets and return on equity; and (3)
                                                        business momentum, or the presence of a
                                                        catalyst (such as a corporate restructuring,
                                                        change in management or spin-off) that will
                                                        trigger a price increase near term to
                                                        midterm.
                                                        Gartmore-U.S. or Dreyfus will consider selling a
                                                        security if there are more attractive securities
                                                        available, if the company is no longer considered a
                                                        value company, appears less likely to benefit from
                                                        the current economic environment, shows deteriorating
                                                        fundamentals or declining momentum, or falls short
                                                        of the portfolio managers expectations.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                        PRINCIPAL RISKS:

The principal risks of investing in the MS Small Cap    The GVIT Small Cap Value Fund is subject to the
Value Portfolio (market, financial and small company)   following principal risks:
 are similar to the stock market, market trends and
small cap risks associated with the GVIT Small Cap      STOCK MARKET RISK
Value Fund; however, the two differ in certain          SMALL CAP RISK
respects.  Specifically, the GVIT Small Cap Value       FOREIGN RISK
Fund may also be subject to the risks associated with   MARKET TRENDS RISK
 foreign investments, increased portfolio turnover,     PORTFOLIO TURNOVER RISK
special situation companies and initial public          INITIAL PUBLIC OFFERINGS RISK
offerings.  As a result, the GVIT Small Cap Value       [SPECIAL SITUATION COMPANIES RISK]
Fund may be more volatile and subject to greater risk
 of loss than the MS Small Cap Value Portfolio.






-----------------------------------------------------------------------------------------------------------------------
MS BALANCED PORTFOLIO                                                   GVIT BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                  INVESTMENT OBJECTIVE:

As high a level of long-term total rate of return as   A high total return from a diversified portfolio of
is consistent with prudent investment risk.            equity and fixed-income securities.

The investment objectives are similar.
-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                 PRINCIPAL INVESTMENTS/INVESTMENT STYLE AND
                                                       STRATEGIES:

The MS Balanced Portfolioequity portion is             To achieve its objective, the GVIT Balanced Fund,
invested primarily in equity securities, such as       under normal circumstances, invests at least 50% of
common or preferred stocks that are listed on U.S.     its net assets in equity securities and 30% of its
exchanges or trade in the over-the-counter markets.    net assets in fixed-income securities (including U.S.
  Ordinarily, at least 25% of the MS Balanced          government, corporate, mortgage-backed and asset-
Portfolionet assets are invested in investment         backed securities).  The equity securities held by
grade fixed-income securities.                         the GVIT Balanced Fund generally are common stocks of
                                                       large and medium sized companies included in the S&P
Like the GVIT Balanced Fund, the MS Balanced           500 Index.
Portfolio invests in equity and fixed-income
securities.  Further, like the GVIT Balanced Fund,     The fixed-income securities held by the GVIT Balanced
the MS Balanced Portfolio invests in growth-oriented   Fund will generally be investment grade securities,
securities, although it may also invest in value-      or unrated securities of comparable quality,
oriented securities.  With respect to fixed-income     although a portion of the GVIT Balanced Fundfixed-
securities, like the GVIT Balanced Fund, the MS        income securities will be invested in securities
Balanced Portfolio invests in securities rated within  rated below investment grade (commonly known as junk
 the four highest rating categories by a nationally    bonds).  All ratings are determined at the time of
recognized rating agency.                              investment.  Any subsequent rating downgrade of a
                                                       debt obligation will be monitored by GVIT Balanced
                                                       Fund management to consider what action, if any, the
                                                       GVIT Balanced Fund should take consistent with its
                                                       investment objective.  There is no requirement that
                                                       any such securities must be sold if these securities
                                                       are downgraded.

                                                       The GVIT Balanced Fund may also invest a portion of
                                                       its fixed-income securities in emerging markets debt.

                                                       Gartmore-U.S. has chosen J.P. Morgan Investment
                                                       Management, Inc. as a subadviser to manage the GVIT
                                                       Balanced Fund.



-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:

The MS Balanced Portfoliosubadviser, Fred Alger
Management, Inc., uses a growth-oriented strategy.
The subadviser believes that these companies tend to fall into two categories:

(1) High Unit Volume Growth vital, creative companies that offer goods or services to a rapidly expanding marketplace. These companies include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

(2) Positive Life Cycle Changes companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as: new management, products or technologies; restructuring or reorganization; or merger or acquisition.

The subadviser focuses on stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities that appear to have some potential for capital appreciation.
Normally, the MS Balanced Portfolio invests in common
 stocks and fixed-income securities that include commercial paper and bonds rated within the four highest rating categories by an established rating agency or, if not rated, that are determined by the subadviser to be of comparable quality.

The MS Balanced Portfolioprincipal investments and investment style and strategies are similar to those of the GVIT Balanced Fund. The two funds differ slightly in that the MS Balanced Portfolio ordinarily
 invests at least 25% of its net assets in fixed-income securities while the GVIT Balanced Fund ordinarily invests 30% of its net assets in fixed-income securities. In addition, to the extent that the GVIT Balanced Fund invests in junk bonds, it may be subject to certain additional or greater risks
(i.e., credit, interest rate sensitivity) and, therefore, the value of its portfolio securities may be more volatile. The GVIT Balanced Fund may also invest in mortgage-backed and asset-backed securities as a principal strategy. Such investments entail additional risks.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                       PRINCIPAL RISKS:

The principal risks of investing in the MS Balanced    The GVIT Balanced Fund is subject to the following
Portfolio (market, financial, growth stock, credit,    principal risks:
interest rate risk and short-term trading risk) are
similar to the stock market, credit interest rate,     STOCK MARKET RISK
inflation, and portfolio turnover risks associated     INTEREST RATE AND INFLATION RISK
with the GVIT Balanced Fund.  However, the GVIT        CREDIT RISK
Balanced Fund is subject to the following additional   LOWER-RATED SECURITIES RISK
risks: lower-rated securities risk, prepayment and     PREPAYMENT AND EXTENSION RISK
extension risk and foreign risk.  Therefore, the       FOREIGN RISK
value of the GVIT Balanced Fundportfolio               PORTFOLIO TURNOVER RISK
securities may be more volatile than the MS Balanced
 Portfolio.  Also, the MS Balanced Portfolio is
subject to growth stock risk (or market trends risk).
  While the GVIT Balanced Fund may invest in growth
stocks, it may not be subject to growth stock risk to
 the same extent as the MS Balanced Portfolio because
 the GVIT Balanced Fund may invest in either growth
or value-oriented stocks.






-----------------------------------------------------------------------------------------------------------------------
MS BOND PORTFOLIO                                                    GVIT GOVERNMENT BOND FUND
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                  INVESTMENT OBJECTIVE:

A high level of current income consistent with         As high a level of income as is consistent with the
prudent investment risk.                               preservation of capital.

The investment objectives are similar.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                 PRINCIPAL INVESTMENTS:

Under normal circumstances, the MS Bond Portfolio      To achieve its goal, the GVIT Government Bond Fund
invests at least 80% of its total assets in a          focuses on buying those securities with the highest
diversified portfolio of fixed-income securities of    level of expected income while also minimizing
U.S. and foreign issuers.                              fluctuation in the price of the Fundshares.  Under
The MS Bond Portfolioprincipal investments are         normal conditions, the GVIT Government Bond Fund
comparable to those of the GVIT Government Bond Fund.  invests at least 80% of its net assets in U.S.
  Both funds invest primarily in fixed-income          government and agency bonds, bills, and notes.  The
securities.  However, the MS Bond Portfolio invests    GVIT Government Bond Fund may also invest in
in the fixed-income securities of U.S. and foreign     mortgage-backed securities issued by U.S. government
issuers as a principal strategy while the GVIT         agencies.  The GVIT Government Bond Funddollar
Government Bond Fund focuses on the fixed-income       weighted average portfolio maturity (generally, the
securities issued by the U.S. government and U.S.      life of a bond before it comes due and must be
government agencies.  However, the MS Bond Portfolio   repaid) generally will be five to nine years.
has historically invested approximately 30-40% of its
 assets in fixed-income securities of the U.S.
government and its agencies.  In addition, the MS
Bond Portfolio invests in lower-quality debt
instruments as a principal strategy.

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:                       INVESTMENT STYLE AND STRATEGIES:

The MS Bond Portfoliosubadviser, Western Asset         To select investments that fit the GVIT Government
Management Company, uses active fixed-income           Bond Fundobjectives, the portfolio manager uses
management techniques by focusing on four key areas:   interest rate expectations, yield-curve analysis
sector and sub-sector allocation; issue selection;     (determining whether a short, intermediate, or long-
duration; and term structure.                          term duration is appropriate based on interest
                                                       rates), economic forecasting, market sector analysis,
The MS Bond Portfolioinvestment style and              and other techniques.  The GVIT Government Bond Fund
strategies differ from that of the GVIT Government     may also look for U.S. government and agency
Bond Fund.  While both consider duration and sector    securities that it believes are undervalued, with the
 analysis when choosing investments, the MS Bond       goal of buying them at attractive prices and
Portfolio engages in active fixed-income management    watching them increase in value.  The GVIT Government
 and, therefore, may engage in short-term trading.     Bond Fundportfolio manager will consider the
The GVIT Government Bond Fund does not engage in       duration of particular debt securities and the GVIT
short-term trading.                                    Government Bond Fundoverall portfolio when
                                                       managing the GVIT Government Bond Fund.  The GVIT
                                                       Government Bond Fund will generally have a duration
                                                       of four to six years.


-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                       PRINCIPAL RISKS:

Certain of the principal risks (credit and interest    The GVIT Government Bond is subject to the following
rate) of the MS Bond Portfolio are similar to the      principal risks:
interest rate, inflation and credit risks associated
with the GVIT Government Bond Fund.  However, the      INTEREST RATE AND INFLATION RISK
GVIT Government Bond Fund is not subject to the risks  CREDIT RISK
 associated with foreign investments, lower quality    PREPAYMENT AND EXTENSION RISK
debt instruments and short-term trading. To the
extent that the MS Bond Portfolio invests in foreign
investments and/or lower quality debt instruments and
 engages in short-term trading, the value of its
portfolio securities may be more volatile than that
of the GVIT Government Bond Fund and may be subject
to greater credit risks.






-----------------------------------------------------------------------------------------------------------------------
MS EQUITY 500 INDEX PORTFOLIO                                          GVIT EQUITY 500 FUND1
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                  INVESTMENT OBJECTIVE:

Long-term capital appreciation.                        Long-term capital appreciation.

The investment objectives of the MS Equity 500 Index
Portfolio and the GVIT Equity 500 Fund are the same.


-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                 PRINCIPAL INVESTMENTS:

Under normal circumstances, the MS Equity 500 Index    Under normal conditions, the GVIT Equity 500 Fund
Portfolio invests at least 80% of its total assets     invests at least 80% of its net assets in common
primarily in common stocks included in the S&P 500     stocks included in the S&P 500 Index.  The S&P 500
Composite Stock Price Index (the 500 Index             Index consists of approximately 500 selected common
                                                       stocks, most of which are listed on the New York
The principal investments of the funds are             Stock Exchange.  Standard & Poorselects the stocks
substantially the same.                                included in the S&P 500 Index on a market
                                                       capitalization basis, and the S&P 500 Index is
                                                       heavily weighted toward stocks with large
                                                       capitalizations.

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:                       INVESTMENT STYLE AND STRATEGIES:

The MS Equity 500 Index Portfolio employs a passive    The GVIT Equity 500 Fund employs a passive management
management strategy designed to track the stock        strategy designed to track the stock composition, on
composition, on a market capitalization basis, of the  a market capitalization basis, of the S&P 500 Index.
 S&P 500 Index.  The MS Equity 500 Index Portfolio     The GVIT Equity 500 Fundsubadviser, SSgA Funds
subadviser, SSgA Funds Management, Inc., purchases     Management, Inc., purchases and sells securities for
and sells securities for the fund in an attempt to     the fund in an attempt to produce investment results
produce investment results that substantially          that substantially duplicate the performance of the
duplicate the performance of the common stocks         common stocks represented in the S&P 500 Index.  The
represented in the S&P 500 Index.  The subadviser      subadviser attempts to achieve a high correlation,
attempts to achieve a high correlation, generally      generally greater than or equal to 0.95, between the
greater than or equal to 0.95, between the MS Equity   GVIT Equity 500 Fundtotal return and the total
 500 Index Portfoliototal return and the total         return of the S&P 500 Index, without taking expenses
return of the S&P 500 Index, without taking expenses   into account.
into account.
                                                       The GVIT Equity 500 Fund is a non-diversified fund
The investment style and strategies of the funds are   and, therefore, may invest more assets in fewer
 the same and both use or will use SSgA Funds          companies.  In addition, to the extent necessary to
Management, Inc. as a subadviser to manage the fund.   replicate the weightings of a particular industry in
 However, the funds differ in that the GVIT Equity     the S&P 500 Index, the GVIT Equity 500 Fund may
500 Fund is non-diversified and the MS Equity 500      invest more than 25% of its total assets in the
Index Portfolio is diversified.  As a non-diversified  securities of issuers in the same industry.
 fund, the GVIT Equity 500 Fund is able to invest
more of its assets in fewer companies depending on
the allocation of the S&P 500 Index.  Notwithstanding
 this difference, it is anticipated that the GVIT
Equity 500 Fund will be managed in the same manner as
 the MS Equity 500 Index Portfolio because the S&P
500 Index does not generally require this
flexibility.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                       PRINCIPAL RISKS:

The principal risks of the MS Equity 500 Index         The GVIT Equity 500 Fund is subject to the following
Portfolio (market and financial) are substantially     principal risks:
similar to the stock market risk associated with the
 GVIT Equity 500 Fund.  Each fund is subject to the    STOCK MARKET RISK
 general risks associated with the stock market and    NON-DIVERSIFIED FUND RISK
also to the risks related to index funds.  However,    RISKS RELATED TO INDEX FUNDS
the two differ slightly in that the GVIT Equity 500
Fund is a non-diversified fund and the MS Equity 500
Index Portfolio is diversified.  The GVIT Equity 500
Fund was created as a non-diversified fund to allow
this new fund the flexibility to invest more of its
assets in fewer companies depending on the allocation
 of the S&P 500 Index.








-----------------------------------------------------------------------------------------------------------------------
MS INTERNATIONAL PORTFOLIO                                        GVIT INTERNATIONAL VALUE FUND2
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                  INVESTMENT OBJECTIVE:
                                                       Long-term capital appreciation.
Long-term growth of capital primarily through
investments in a diversified portfolio of marketable
equity securities of established foreign issuer
companies.

The objectives of the funds are substantially the same with both funds seeking long-term capital growth.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                                 PRINCIPAL INVESTMENTS:

                                                       Under normal conditions, the GVIT International Value
Under normal market conditions, the MS International   Fund invests [primarily] in the securities of
Portfolio invests at least 80% of its total assets in  foreign issuers located (or, in the case of the
 the securities of foreign issuers located (or, in     securities, traded) in at least five different
the case of the securities, traded) in at least five   countries, foreign markets, or regions other than
different countries, foreign markets, or regions       the United States.  Nonetheless, under certain
other than the United States.  Nonetheless, under      economic and business conditions the GVIT
certain economic and business conditions the MS        International Value Fund may invest up to 35% of
International Portfolio may invest up to 35% of its    its net assets in the securities of issuers located
total assets in the securities of issuers located      (or in the case of the securities, traded) in any one
(or, in the case of the securities, traded) in any     of the following countries: Australia, Canada,
one of the following countries: Australia, Canada,     France, Japan, the United Kingdom or Germany.
France, Japan, the United Kingdom or Germany.
                                                       The GVIT International Value Fund invests primarily
The MS International Portfolio invests primarily in    in equity securities of established non-U.S.
equity securities of established foreign issuer        companies or of companies organized in the United
companies or of companies organized in the United      States having their principal activities and
States having their principal activities and interest  interests outside the United States that the
 outside the United States that the subadviser         subadviser believes have potential for long-term
believes have potential for long-term capital growth.  capital appreciation.  Many of these securities are
 Many of these securities are non-U.S. dollar          non-U.S. dollar denominated securities.  The GVIT
denominated securities.  The MS International          International Value Fund also may invest in other
Portfolio also may invest in other foreign issuer      non-U.S. securities, such as those of foreign
securities such as those of foreign governments or     governments or agencies or instrumentalities of
agencies or instrumentalities of foreign governments.  foreign governments.

The MS International Portfolio also may invest in      The GVIT International Value Fund also may invest in
securities of foreign issuers in the form of           securities of foreign issuers in the form of
sponsored and unsponsored American Depositary          sponsored and unsponsored ADRs, EDRs and GDRs.  The
Receipts (European Depositary Receipts                 GVIT International Value Fund may invest in
(and Global Depositary Receipts (                      restricted securities, securities which may be
 The MS International Portfolio may invest in          restricted as to their resale, including securities
restricted securities, including restricted            eligible for resale to institutional
securities eligible for resale to                      buyersunder Rule 144A of the Securities Act of
institutional buyersunder Rule 144A of the             1933.  The GVIT International Value Fund also, under
Securities Act of 1933.  The MS International          normal market conditions, may invest up to 35% of its
Portfolio also, under normal market conditions, may    net assets in investment-grade debt securities of
invest up to 35% of its total assets in investment-    foreign issuers.
grade debt securities of foreign issuers.

The principal investments of the MS International
Portfolio and the GVIT International Value Fund are substantially the same. However, while both funds invest primarily in the securities of foreign issuers, the MS International Portfolio has an explicit policy to invest at least 80% of its total assets in the securities of foreign issuers.

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:                       INVESTMENT STYLE AND STRATEGIES:

                                                       Gartmore-U.S. has chosen The Dreyfus Corporation
The MS International Portfoliosubadviser, The          (an affiliate of TBC, as the subadviser
Boston Company Asset Management, LLC (uses             for the GVIT International Value Fund.  Dreyfus uses
the same value-oriented investment strategy described  a value-oriented investing strategy to select
 for the GVIT International Value Fund.                investments for the GVIT International Value Fund.
                                                       Value-oriented investing involves seeking securities
The investment style and strategies of the MS          that are reasonably priced based upon the cost of the
International Portfolio and the GVIT International     securities compared to its earnings, book value or
Value Fund are substantially similar.                  the cash flow it is generating.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                       PRINCIPAL RISKS:

                                                       FOREIGN RISK
The principal risks associated with the MS             EMERGING MARKETS RISK
International Portfolio (market, financial, foreign    STOCK MARKET RISK
 issuer, non-dollar securities risk and emerging       MARKET TRENDS RISK
markets) are substantially similar to the stock        CREDIT RISK
market, market trends, foreign and emerging markets    INTEREST RATE AND INFLATION RISK
risks associated with the GVIT International Value
Fund.  Both funds are subject to the risks associated
 with foreign investment, including emerging markets
risk, and with equity securities in general.  To the
extent each fund invests in debt securities, it is
also subject to credit, interest rate and inflation
risks.

2 This GVIT Acquiring Fund was recently organized for the purpose of continuing the investment operations of the  MS  International  Portfolio  and  has  not  yet  commenced  investment  operations.


     As discussed above, the GVIT Mid Cap Growth Fund intends to adopt substantially the same investment objectives, strategies and policies and to use the same portfolio manager as the MS Mid Cap Growth Portfolio, all such changes to be effective with the Reorganization. The following chart outlines the investment objective and principal investment strategies, policies and risks of the GVIT Mid Cap Growth Fund both before and effective with the Reorganization.



     The Board of GVIT approved all of these changes on October 25, 2002, and December 4, 2002, and such changes will become effective on or about April 28, 2003, whether or not the Reorganization is consummated for the MS Mid Cap Growth Portfolio and GVIT Mid Cap Fund. Therefore, the discussion of the differences between the MS Mid Cap Growth Portfolio and the GVIT Mid Cap Fund is based upon the changes for the GVIT Mid Cap Fund as recently approved by the GVIT Board.






----------------------------------------------------------------------------------------------------------------------------
MS MID CAP GROWTH PORTFOLIO                                GVIT MID CAP FUND
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                     INVESTMENT OBJECTIVE                                 CURRENT INVESTMENT OBJECTIVE:
                                          (effective 4/28/03):

A high level of long-term capital                                                              Capital growth.
appreciation.                             Long-term capital
                                          appreciation.
The investment objectives of the MS Mid
Cap Growth Portfolio and the GVIT Mid
Cap Fund are substantially the same.

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:                    PRINCIPAL INVESTMENTS                                CURRENT PRINCIPAL INVESTMENTS:
                                          (EFFECTIVE 4/28/03):

Under normal circumstances, the MS Mid                                                         Under normal conditions, the
Cap Growth Portfolio invests at least     Under normal conditions, the                         GVIT Mid Cap Fund invests at
80% of its total assets in:               GVIT Mid Cap Fund will invest                        least 80% of its net assets in
 mid cap companies whose                  at least 80% of its net assets                       equity securities issued by mid
earnings the portfolio manager            in equity securities of mid                          capitalization companies.  These
 expects to grow at a faster              capitalization companies.  Mid                       are companies whose market
rate than the average company             capitalization companies are                         capitalization is substantially
 mid cap companies whose market           companies having a market                            similar to that of companies in
capitalization falls within the           capitalization within the                            the Russell Midcap Index at the
 range of companies in the S&P            range of the companies                               time of investment but its
MidCap 400 Index.                         included in the Russell                              portfolio can include stocks of
While most assets are invested in U.S.    Midcap Index.[1]  As of June                         companies of any size.
common stocks, other securities may also  30, 2002, the Russell Midcap be purchased, including foreign stocks,  Index consisted of
 futures, and options.                    approximately 800 securities
                                          of companies with market
The principal investments of the MS Mid   capitalizations ranging
Cap Growth Portfolio and the GVIT Mid     primarily between $274 million
Cap Fund are similar.  Both invest        and $11.3 billion.  Due to
primarily in mid capitalization           market fluctuations, the
companies, futures and foreign            current market capitalization
securities.  However, the two differ      of the companies within the
somewhat in that the MS Mid Cap Growth    Russell Midcap Index may be
Portfolio has the authority to invest in  higher or lower over time.
 options as a principal strategy (but     The GVIT Mid Cap Fund
generally has not done so) and the GVIT   primarily invests in equity
 Mid Cap Fund may invest in preferred     securities which may include
stocks, convertible securities and        common stock, preferred
warrants as principal investments.        stocks, convertible
However, because Gartmore-U.S. began      securities, and warrants.  The
managing the MS Mid Cap Growth Portfolio  GVIT Mid Cap Fund may also use on October 1, 2002, it is expected that  stock index futures as a
 these two funds will be managed in a     substitute for the sale or
substantially similar manner.             purchase of securities.

----------------------------------------------------------------------------------------------------------------------------
INVESTMENT STYLE AND STRATEGIES:          INVESTMENT STYLE AND                                 CURRENT INVESTMENT STYLE AND
                                          STRATEGIES (EFFECTIVE 4/28/03):                      STRATEGIES:

As a growth investor, the portfolio
manager believes that when a company                                                           The GVIT Mid Cap Fund focuses on
earnings grow faster than both inflation  The GVIT Mid Cap Fund                                common stocks of U.S. and
 and the overall economy, the market      investment style focuses on                          foreign companies that Strong
will eventually reward the company with   growth companies that are                            Capital Management, Inc.
a higher stock price.  In selecting       reasonably priced. In analyzing specific companies                  (the GVIT Mid Cap
investments, the portfolio manager        for possible investment, the                         Fundsubadviser, believes are
generally favors companies that have      GVIT Mid Cap Fundportfolio                           reasonably priced and have
proven products and services; a record    manager reviews the earnings                         above-average growth potential.
of above average earnings growth;         growth of all publicly traded
demonstrated potential to sustain         mid-cap companies over the                           Strong may decide to sell a
earnings growth; operate in industries    past three years and makes                           stock when the companygrowth
experiencing increasing demand; or have   investments based on several                         prospects become less
stock prices that appear to undervalue    of the following                                     attractive.  Strongbuy/sell
their growth prospects.                   characteristics: (1) above-                          strategy is not limited by the
                                          average, consistent earnings                         turnover rate of the GVIT Mid
The investment styles and strategies of   growth and superior forecasted                       Cap Fundportfolio.  Hence,
the MS Mid Cap Growth Portfolio and the   growth versus the market; (2)                        Strong may participate in
GVIT Mid Cap Fund are substantially the   financial strength and                               frequent portfolio transactions,
same.  The portfolio manager for the MS   stability; (3) a healthy                             which will lead to higher
Mid Cap Growth Portfolio and GVIT Mid     balance sheet; (4) strong                            transaction costs.
Cap Fund uses growth strategies, which    competitive advantage within
pay close attention to earnings growth.   its industry; (5) positive
                                          investor sentiment; (6)
                                          relative market value; and (7)
                                          strong management team.

                                          The GVIT Mid Cap Fund will
                                          typically invest in securities
                                          issued by approximately 60 to
                                          80 companies with 1% 3% of
                                          the GVIT Mid Cap Fundnet
                                          assets in the securities of
                                          each issuer.

                                          The GVIT Mid Cap Fund
                                          portfolio manager considers
                                          whether to sell a particular
                                          security based on the
                                          following criteria: (1) change
                                          in company fundamentals from
                                          the time of original
                                          investment; (2) when valuation
                                          measures deteriorate to where
                                          other attractive stocks are
                                          available more cheaply; (3)
                                          financial strength and
                                          stability weakens; and (4)
                                          when market capitalization
                                          reaches the upper boundaries
                                          of the investable universe.

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                          PRINCIPAL RISKS (EFFECTIVE                           CURRENT PRINCIPAL RISKS:
                                          4/28/03):

The principal risks of the MS Mid Cap
Growth Portfolio (market, financial, and  The GVIT Mid Cap Fund will be                        The GVIT Mid Cap Fund is
 mid cap company risks), as well as the   subject to the following                             currently subject to the
correlation, speculation and hedging      principal risks effective 4/28/03:                   following principal risks:
risks associated with the MS Mid Cap
Growth Portfoliouse of futures, are       STOCK MARKET RISK                                    STOCK MARKET RISK
substantially similar to the stock
market, market trends, mid cap and        MID CAP RISK                                         MID/SMALL CAP RISK
derivatives risks associated with the
GVIT Mid Cap Fund.  To the extent the MS  MARKET TRENDS RISK                                   MARKET TRENDS RISK
 Mid Cap Growth Portfolio invests in
foreign securities, it may also be        DERIVATIVES RISK                                     PORTFOLIO TURNOVER RISK
subject to foreign risks.
                                                                                               FOREIGN RISK


[1]  The  Russell  Midcap  Index  is a registered servicemark of the Frank Russell Company which does not sponsor and is no way affiliated  with  GVIT  or  the  GVIT  Mid  Cap  Fund.






-----------------------------------------------------------------------------------------------------------------------
MS MONEY MARKET PORTFOLIO                                              GVIT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                                   INVESTMENT OBJECTIVE:

Maximum current income consistent with capital          As high a level of current income as is consistent
preservation and liquidity.                             with the preservation of capital and maintenance of
                                                        liquidity.
The investment objectives are substantially similar.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS AND INVESTMENT STYLE AND          PRINCIPAL INVESTMENTS:
STRATEGIES:

The MS Money Market Portfolio invests exclusively in    To achieve its objective, the GVIT Money Market Fund
U.S. dollar-denominated money market instruments that   invests in high-quality money market obligations
 present minimal credit risks.  These include U.S.      maturing in 397 days or less, including corporate
government securities, bank obligations, repurchase     obligations, U.S. government and agency bonds, bills
agreements, commercial paper, and other corporate       and notes, the obligations of foreign governments,
debt obligations.  All of the MS Money Market           and the obligations of U.S. banks and U.S. branches
Portfoliomoney market instruments mature in 397         of foreign banks, if they are denominated in U.S.
days (13 months) or less.  The average maturity of      dollars.  The GVIT Money Market Fund may also invest
these securities, based on their weighted dollar        in high quality floating and adjustable rate
value, does not exceed 90 days. The MS Money Market     obligations and asset-backed commercial paper and may
Portfolio intends to maintain a stable net asset        enter into repurchase agreements.  Typically, the
value of $1.00 per share.  All of the MS Money Market   GVIT Money Market Funddollar weighted average
 Portfolioassets are rated in the two highest           maturity will be 90 days or less.
short-term categories (or their unrated equivalents)
by a nationally recognized statistical rating           Investment Style and Strategies:
organization, and 95% of the MS Money Market            The GVIT Money Market Fund invests in securities
Portfolioassets are rated in the highest category       which the portfolio manager believes to have the best
 (or its unrated equivalent) by a rating agency.        return potential.  Because the GVIT Money Market
                                                        Fund invests in short-term securities, it will
The MS Money Market Portfolioprincipal investments      generally sell securities only to meet liquidity
 and investment style and strategies are similar to     needs, to maintain target allocations and to take
those of the GVIT Money Market Fund.  However,          advantage of more favorable opportunities.
because these two funds are currently managed by the
same portfolio manager, they are managed in a
substantially similar manner.

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:                                        PRINCIPAL RISKS:

The principal risks (opportunity, credit and market     The GVIT Money Market Fund is subject to the
risks) of the MS Money Market Portfolio are similar     following principal risks:
to the interest rate, inflation and credit risks of
the GVIT Money Market Fund.  To the extent the MS       INTEREST RATE AND INFLATION RISK
Money Market Portfolio purchases securities on a        CREDIT RISK
when-issued basis, it may also be subject to certain
 leverage risks.

An investment in either the MS Money Market Portfolio
 or the GVIT Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.  Although
 the MS Money Market Portfolio and the GVIT Money
Market Fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Fund.







     The GVIT Acquiring Funds expect to retain a significant portion of the securities they acquire in connection with the Reorganization and do not anticipate that sales involving significant amounts of securities will have to be made before or after the Reorganization to effect a realignment with the principal investment strategies and style of the applicable GVIT Acquiring Funds. However, future securities market and economic developments may cause Gartmore-U.S. or a subadviser to determine that it is in the best interests of a GVIT Acquiring Fund to sell certain of the securities such Fund acquires as part of the Reorganization. Any sales and purchases of securities to effect any such alignment could result in transaction costs, including brokerage commissions, that might not otherwise be incurred by the Market Street Portfolios before the Reorganization and/or by the GVIT Acquiring Funds after the Reorganization. Gartmore-U.S. is unable at this time to predict the extent of any such sales and purchases. Gartmore-U.S. has represented to the Market Street Board and the GVIT Board that it will endeavor to minimize the sales of portfolio securities to effect such a realignment, with a view to minimizing resultant costs to shareholders.

COMPARISON  OF  OPERATIONS

     WHO  MANAGES  THE  FUNDS?

     GVIT Acquiring Funds. Subject to the supervision of GVIT's Board, Gartmore-U.S., located at 1200 River Road, Conshohocken, PA 19428, oversees the management of the investments of each of the GVIT Acquiring Funds and supervises their daily business affairs. With respect to the GVIT Total Return Fund, the GVIT Growth Fund, the GVIT Government Bond Fund and the GVIT Money Market Fund, Gartmore-U.S. directly manages the investment of their assets. With respect to each of the other GVIT Acquiring Funds (the "Subadvised GVIT Funds"), GVIT employs a "manager of managers" strategy, and Gartmore-U.S. allocates each such Fund's assets among one or more subadvisers, the current list of which is below, and evaluates and monitors the performance of the subadvisers. Gartmore-U.S. is also authorized to select and place trades for portfolio investments for the Subadvised GVIT Funds and does so currently for a portion of the GVIT Small Company Fund and the GVIT Small Cap Value Fund and will do so for all of the GVIT Mid Cap Fund.**



GVIT ACQUIRING FUND                        SUBADVISER(S)
GVIT Value Fund                 Van Kampen Asset Management Inc.

GVIT Small Company Fund         The Dreyfus Corporation
                                Neuberger Berman, LLC
                                Strong Capital Management, Inc.
                                Waddell & Reed Investment
                                Management Company
                                Gartmore Global Partners

GVIT Small Cap Value Fund       The Dreyfus Corporation


GVIT Balanced Fund              J.P. Morgan Investment Management,
                                Inc.

GVIT Equity 500 Fund*           SSgA Funds Management, Inc.


GVIT International Value Fund*  The Dreyfus Corporation


GIVT Mid Cap Fund**             Strong Capital Management, Inc.



     *These GVIT Acquiring Funds have been organized expressly for the purpose of continuing the investment operations of the corresponding Market Street Portfolios and have not yet commenced investment operations.

**On December 4, 2002, the Board of GVIT approved the removal of Strong Capital Management, Inc. as the subadviser for the GVIT Mid Cap Fund so that Gartmore-U.S. will assume direct responsibility for the day-to-day management of the GVIT Mid Cap Fund effective on or about April 28, 2003.

Gartmore-U.S. and GVIT have received from the SEC an exemptive order for a "multi-manager" structure that allows Gartmore-U.S. to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows Gartmore-U.S. to revise a subadvisory agreement with GVIT Board approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the GVIT Acquiring Funds to operate more efficiently and with greater flexibility. Therefore, Gartmore-U.S. may propose, and the GVIT Board may approve, one or more changes to the subadvisers for the GVIT Acquiring Funds listed above prior to completion of the Reorganization as well as after the Reorganization.

     The current subadvisers and subadvisory fees paid during the last fiscal year (expressed as a percentage of net assets) for each of the Subadvised GVIT Funds are as follows:

     GVIT Value Fund: Van Kampen Asset Management, Inc. ("VKAM"), 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, is the subadviser for the GVIT Value Fund. VKAM is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and had more than $72.9 billion under management or supervision, as of June 30, 2002. Van Kampen is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     Out of its management fee, Gartmore-U.S. pays VKAM an annual subadvisory fee, based on the GVIT Value Fund's daily net assets, as follows:

     0.35%  of  net  assets  up  to  $50  million
0.30%  of  net  assets  of  $50  million  up  to  $250  million
0.25%  of  net  assets  of  $250  million  up  to  $500  million
     0.20%  of  net  assets  of  $500  million  and  more

     For the fiscal year ended December 31, 2001, Gartmore-U.S. paid the GVIT Value Fund's previous subadviser, Federated Investment Counseling, an annual subadvisory fee, based on the GVIT Value Fund's daily net assets, of 0.39%.

     GVIT Small Company Fund: In addition to managing a portion of the GVIT Small Company Fund's portfolio itself, Gartmore-U.S. has selected five subadvisers, each of whom manages part of the GVIT Small Company Fund's portfolio. Out of its management fee, Gartmore-U.S. paid each subadviser an annual subadvisory fee, for the fiscal year ended December 31, 2001, in an amount equal to 0.60% of the GVIT Small Company Fund's average daily net assets that were managed by that subadviser.

     The GVIT Small Company Fund's subadvisers are The Dreyfus Corporation ("Dreyfus"), Gartmore Global Partners ("GGP"), Neuberger Berman, LLC ("Neuberger Berman"), Strong Capital Management, Inc. ("Strong") and Waddell & Reed Investment Management Company ("WRIMCO").

     Dreyfus, 200 Park Avenue, New York, New York 10166, was formed in 1947. As of June 30, 2002, Dreyfus managed or administered approximately $184 billion in assets for approximately 1.6 million investor accounts nationwide.

GGP, 1200 River Road, Conshohocken, Pennsylvania 19428, is an affiliate of Gartmore-U.S. and is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and manages approximately $1.1 billion in assets.

Neuberger Berman has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $58.7 billion of assets as of June 30, 2002. Neuberger Berman is a member firm of the New York Stock Exchange and other principal exchanges and acts as the GVIT Small Company Fund's primary broker in the purchase and sale of securities for the portion of the GVIT Small Company Fund's portfolio managed by Neuberger Berman.

Strong, P.O. Box 2936, Milwaukee, Wisconsin 53201, was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $43.1 billion as of June 30, 2002.

WRIMCO is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts. As of June 30, 2002, WRIMCO managed over $31 billion in assets.

     From October 1, 1998 to August 15, 2001, the GVIT Small Company Fund was managed in part by Lazard Asset Management. Out of its management fee, Gartmore-U.S. paid Lazard Asset Management an annual subadvisory fee, based on the GVIT Small Company Fund's daily net assets, of 0.60% for the fiscal year ended December 31, 2001.

     GVIT Small Cap Value: Gartmore-U.S. has selected Dreyfus to manage part of the GVIT Small Cap Value Fund's portfolio. In addition, Gartmore-U.S. directly manages a portion of the GVIT Small Cap Value Fund's portfolio itself.

     Out of its management fee, Gartmore-U.S. paid Dreyfus an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the GVIT Small Cap Value Fund's average daily net assets that are managed by Dreyfus, of 0.48%. Additional information regarding Dreyfus is listed above.

     GVIT Balanced Fund: J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), is a wholly owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J. P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of June 30, 2002, J.P. Morgan and its affiliates had over $541 billion in assets under management.

Out of its management fee, Gartmore-U.S. paid J.P. Morgan an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the GVIT Balanced
Fund's  daily  net  assets,  of  0.34%.

     GVIT Equity 500 Fund: SSgA has been engaged to manage the investments of the GVIT Equity 500 Fund's assets. SSgA is one of the State Street Global Advisors companies that constitute the investment management business of State Street Corporation. SSgA had assets under management of approximately $60 billion as of March 31, 2002. SSgA is located at One International Place,
Boston,  Massachusetts  02110.

     Gartmore-U.S. will pay SSgA an annual subadvisory fee, based on the GVIT Equity 500 Fund's average daily net assets, as follows:

-     0.025%  on  the  first $200 million of the Fund's average daily net assets
-     0.02%  on  the  next  $500  million  of  average  daily  net  assets
-     0.015%  on  the  Fund's average daily net assets in excess of $700 million

     GVIT International Value Fund: Dreyfus has been engaged to manage the investments of the GVIT International Value Fund's assets. Additional information regarding Dreyfus is listed above.

GMF will pay Dreyfus an annual subadvisory fee, based on the GVIT International Value Fund's average daily net assets, of 0.375% on the first $500 million of the Fund's average daily net assets and 0.30% on the Fund's average daily net assets in excess of $500 million.

GVIT Mid Cap Fund: Strong is the subadviser for the GVIT Mid Cap Fund until on or about April 28, 2003. Additional information regarding Strong is listed above. Out of its management fee, Gartmore-U.S. paid Strong an annual subadvisory fee for the fiscal year ended December 31, 2001, based on the GVIT Mid Cap Fund's daily net assets, of 0.90%.

     Market Street Portfolios. Prior to October 1, 2002, and subject to the supervision of Market Street's Board, Market Street Investment Management Company ("MSIM") provided each Market Street Portfolio with investment advice and managed, or arranged for the management of, the investment and reinvestment of the Market Street Portfolios' assets. In addition, MSIM allocated each Market Street Portfolio's assets, except for the MS Money Market Portfolio, among one or more subadvisers, as listed below, and evaluated and monitored the performance of the subadvisers.

MSIM retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for each of the Market Street Portfolios (other than the MS Balanced, MS Equity 500 Index, MS International and MS Money Market Portfolios). Wilshire did not participate in the selection of portfolio securities for any Market Street Portfolio or in any way participate in the day-to-day management of the Market Street Portfolios or Market Street. Wilshire assisted MSIM in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assisted MSIM in performing similar ongoing quantitative analysis of the performance of the subadvisers of the Market Street Portfolios (other than the MS Balanced, MS Equity 500 Index, MS International and MS Money Market Portfolios) and in determining whether changes in a subadviser would be desirable for any of these Portfolios.

Since October 1, 2002, Gartmore-U.S. has served as the Market Street Portfolios' investment adviser pursuant to the Interim Advisory Agreement, as described below under "PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH GARTMORE-U.S." In connection with the appointment of Gartmore-U.S., there were no changes made to the subadvisers to the Market Street Portfolios, except that on September 20, 2002, the Board of Market Street approved the replacement of T. Rowe Price Associates, Inc., subadviser for the MS Mid Cap Growth Portfolio, with Gartmore-U.S., who has been managing directly such Portfolio since October 1, 2002. In addition, Gartmore-U.S. has continued to utilize the services of Wilshire for the Market Street Portfolios since October 1, 2002. However, these services may be discontinued if the Reorganization is approved and completed because Gartmore-U.S. does not currently use these services in connection with the GVIT Acquiring Funds.



MARKET STREET PORTFOLIO                      SUBADVISER(S)
MS Broad Equity Portfolio      Alliance Capital Management L.P.
                               Sanford C. Bernstein & Co., LLC
                               Husic Capital Managemen
                               Reams Asset Management Company, LLC


MS Large Cap Growth Portfolio  Alliance Capital Management L.P.
                               Geewax, Terker & Co.

MS Large Cap Value Portfolio   Mellon Equity Associates, LLP
                               Sanford C. Bernstein & Co., LLC

MS Small Cap Growth Portfolio  Husic Capital Management
                               Lee Munder Investments, Ltd.

MS Small Cap Value Portfolio   Reams Asset Management Company, LLC
                               Sterling Capital Management LLC

MS Balanced Portfolio          Fred Alger Management, Inc.

MS Bond Portfolio              Western Asset Management Company

MS Equity 500 Index Portfolio  SSgA Funds Management, Inc.
MS International Portfolio     The Boston Company Asset Management, LLC



     For more information on the subadvisers for each of the Market Street Portfolios, please see the section entitled "MANAGEMENT" in the Market Street Prospectus.

     Portfolio Managers. The current portfolio managers and portfolio management teams for the GVIT Acquiring Funds are as follows:

     GVIT Total Return Fund: Simon Melluish and William H. Miller are co-portfolio managers of the GVIT Total Return Fund, as well as the Gartmore Total Return Fund.

Mr. Miller began co-managing the GVIT Total Return Fund on September 1, 2000. Prior to joining Gartmore-U.S. in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997); President and Investment Manager, Janney Montgomery Scott LLC
(1994-1995); and Vice President and Investment Manager, Rutherford Capital Management (1985-1994).

Mr. Melluish began co-managing the GVIT Total Return Fund on September 3, 2002. Mr. Melluish joined Gartmore Investment Management plc, an affiliate of Gartmore-U.S., in 1995 as an Investment Manager for the Global Portfolio Team with specific responsibility for the U.S. equity market. In July 2000, he was appointed head of Equities. In addition to the GVIT Total Return Fund, Mr. Melluish also currently manages the Gartmore Total Return Fund, the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

GVIT Growth Fund: Christopher Baggini is the portfolio manager of the GVIT Growth Fund, as well as the Gartmore Growth Fund. Mr. Baggini joined Gartmore-U.S. in March 2000. Prior to joining Gartmore-U.S., Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

GVIT Value Fund: The GVIT Value Fund is managed by a team of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been a Managing Director since December 2000, and became a Senior Vice President of
VKAM in December 1998 and a Vice President and a Portfolio Manager of VKAM in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKAM and has been employed by VKAM since November 1991.

Portfolio Managers Jason S. Leder and Kevin C. Holt are responsible as co-managers for the day-to-day management of the GVIT Value Fund's investment portfolio. Mr. Leder has been a Vice President of VKAM since February 1999 and became an Assistant Vice President of VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM. Prior to April
1995, Mr. Leder was a Securities Analyst for two years with Salomon Brothers, Inc. Mr. Holt has been a Vice President of VKAM since August 1999. Prior to joining VKAM in August of 1999, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, Mr. Holt was a Portfolio Manager/Analyst with Citibank Global Asset Management.

     GVIT  Small  Company  Fund:

     Gartmore-U.S.: Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the portion of the GVIT Small Company Fund managed by Gartmore-U.S. directly. Prior to joining Gartmore-U.S. in January 2000, Mr. Petherick and Ms. Champagne had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund, since June 1995. Mr. Petherick and Ms. Champagne also currently co-manage the Gartmore Value Opportunities Fund, the NorthPointe GVIT Small Cap Value Fund and a portion of the GVIT Small Cap Value Fund.

Dreyfus: The primary portfolio managers for the portion of the GVIT Small Company Fund's portfolio managed by Dreyfus are Paul Kandel and Hilary Woods. Mr. Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and initial public offerings in the telecommunications, technology and selected media industries. Ms. Woods serves as a Senior Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1987.

GGP: GGP's International Small Cap Specialists are responsible for the investment management of GGP's portion of the GVIT Small Company Fund.

Neuberger Berman: Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D'Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman's subadvisory activities for the GVIT Small Company Fund. Ms. Vale and Mr. D'Alelio also have primary responsibility for the day-to-day management of the Neuberger Berman Genesis Portfolio.

Strong: Ronald C. Ognar and Brandon M. Nelson are co-portfolio managers for the portion of the GVIT Small Company Fund managed by Strong. Together, Messrs. Ognar and Nelson are primarily responsible for the day-to-day management of Strong's portion of the GVIT Small Company Fund's portfolio.

Ronald C. Ognar, CFA, has over 30 years of investment experience. Mr. Ognar joined Strong as a portfolio manager in April 1993. Mr. Ognar also manages the Strong Growth Fund and the Strong Growth 20 Fund; and Mr. Ognar co-manages the Strong Advisor Mid Cap Growth Fund, Strong Advisor Focus Fund, Strong Large Cap Growth Fund, and the Strong Mid Cap Growth Fund II.

Brandon M. Nelson, CFA, has over six years of investment experience. Mr. Nelson joined Strong as a research analyst in 1996. Mr. Nelson received an M.S. degree in finance from the University of Wisconsin Madison and was selected to participate in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin Madison. Mr. Nelson is also co-portfolio manager to two other small-cap funds for which Strong acts as subadviser.

WRIMCO: Mark G. Seferovich and Grant P. Sarris together manage a portion of the GVIT Small Company Fund. Mr. Seferovich is Senior Vice President of WRIMCO and Vice President of certain other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Mr. Sarris is Vice President of WRIMCO and Vice President of certain other investment companies for which WRIMCO serves as an investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1, 1991 to January 1, 1996. From January 1996 to May 1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO since October 1, 1991.

     GVIT  Small  Cap  Value  Fund:

     Gartmore-U.S.: Jeffrey C. Petherick and Mary C. Champagne are co-portfolio managers of the portion of the GVIT Small Cap Value Fund managed directly by Gartmore-U.S. Prior to joining Gartmore-U.S. in January 2000, Mr. Petherick and Ms. Champagne had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles Small Cap Value Fund, since June 1995. Mr. Petherick and Ms. Champagne also currently co-manage the Gartmore Value Opportunities Fund, the NorthPointe GVIT Small Cap Value Fund and a portion of the GVIT Small Company Fund.

Dreyfus: Peter I. Higgins has primary day-to-day responsibility for management of the portion of the GVIT Small Cap Value Fund's portfolio managed by Dreyfus. Mr. Higgins has held that position since the inception of the GVIT Small Cap
Value Fund, and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management, LLC, an affiliate of Dreyfus or Dreyfus' predecessor since May 1991.

GVIT Balanced Fund: Patrik Jakobson, Vice President, and Rhonda Kershner, Vice President, are the portfolio managers for the GVIT Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. Mr. Jakobson is also a member of the Asset Allocation Services group. Ms. Kershner joined J.P. Morgan in 1984 and has held positions in derivatives trading as well as in asset allocation research. Ms. Kershner is also a member of the Asset Allocation Services Group, specializing in global tactical asset allocation.

GVIT Government Bond Fund: Gary Hunt, CFA, has managed the GVIT Government Bond Fund since 1997. Mr. Hunt also manages the Gartmore Government Bond Fund and the Nationwide Global U.S. Government Bond Fund, an off-shore fund. Mr. Hunt joined Nationwide, an affiliate of Gartmore-U.S., in 1992 as a securities analyst. Mr. Hunt is currently a director and manages the U.S. Agency Mortgage Backed sector and Commercial Mortgage Backed Securities portfolio for Nationwide.

     GVIT Equity 500 Fund: Anne B. Eisenberg will manage the GVIT Equity 500 Fund and currently manages the MS Equity 500 Index Portfolio. Ms. Eisenberg is a Principal of SSgA and a Senior Portfolio Manager within the Global Structured Products Group. Ms. Eisenberg joined SSgA in 1982 and has over sixteen years of experience managing index funds. In addition, Ms. Eisenberg acts as the Transition Management liaison between the Global Structures Products Group and State Street Brokerage Services, Inc.

     GVIT International Value Fund: D. Kirk Henry, Senior Vice President of The Boston Company, an affiliate of The Dreyfus Corporation and Co-Director of International Equities of The Boston Company, will be the manager for the GVIT International Value Fund and, through The Boston Company, currently co-manages the MS International Portfolio with Sandor Cseh. Mr. Henry has served as a co-manager of the MS International Portfolio since 1991. Mr. Henry has over 20 years experience in investment management.

     GVIT Mid Cap Fund: Ronald C. Ognar and Derek V.W. Felske, are currently co-portfolio managers for the GVIT Mid Cap Fund. Together they are primarily responsible for the day-to-day management of the GVIT Mid Cap Fund's portfolio.

Mr. Ognar, a Chartered Financial Analyst (CFA) with more than 30 years of investment experience, is primarily responsible for the GVIT Mid Cap Fund's portfolio. He also manages the Strong Growth Fund and the Strong Growth 20 Fund; he co-manages the Strong Advisor Mid Cap Growth Fund, the Strong Advisor Focus Fund, the Strong Large Cap Growth Fund and the Strong Mid Cap Growth Fund II.

Mr. Felske, CFA has over 16 years of investment experience. Prior to joining Strong in 1999, he served as Chief Executive Officer and portfolio manager for Leawood Capital Management LLC and a Vice President and portfolio manager for Twentieth Century Companies, Inc. He was a member of RCM Capital Management's portfolio management team. Mr. Felske earned a B.A. degree in economics from Dartmouth College and an M.B.A. degree in finance and accounting from the Wharton Business School.

Effective April 28, 2003, Robert D. Glise, CFA, will be the portfolio manager of the GVIT Mid Cap Fund. As the portfolio manager, Mr. Glise will be responsible for the day-to-day management of the GVIT Mid Cap Fund and the selection of the GVIT Mid Cap Fund's investments. Mr. Glise joined Gartmore-U.S. in April 2002. Prior to April 2002, Mr. Glise was Senior Portfolio Manager and Partner of Munder Capital Management and portfolio manager of the Munder MidCap Select Fund as well as co-manager of the Munder Small Company Growth Fund. Prior to that, Mr. Glise was a portfolio manager for the Eaton Corporation from April 1993 to January 1998. Mr. Glise also currently manages the MS Mid Cap Growth Portfolio.

     GVIT Money Market Fund: Karen G. Mader is the portfolio manager of the GVIT Money Market Fund, which Ms. Mader has managed since 1987. Ms. Mader also manages the Gartmore GVIT Money Market Fund II, another money market fund within GVIT. Ms. Mader also currently manages the MS Money Market Portfolio.

For more information on the current portfolio managers for each of the Market Street Portfolios, please see the section entitled "MANAGEMENT - Portfolio Managers" in the Market Street Prospectus.

     OTHER  SERVICE  PROVIDERS

Currently, Gartmore SA Capital Trust ("GSA") and Gartmore Investors Services, Inc. ("GISI"), each an affiliate of Gartmore-U.S., serve as the administrator and transfer agent, respectively, for each of the GVIT Acquiring Funds and the Market Street Portfolios. GSA and GISI are located at 1200 River Road, Conshocken, PA 19428. GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. ("BISYS") to provide sub-administration and sub-transfer agent services, respectively, to the GVIT Acquiring Funds and the Market Street Portfolios.

     For the fund administration and transfer agency services, each GVIT Acquiring Fund pays GSA a combined annual fee based on GVIT's average daily net assets according to the following schedule:



ASSET LEVEL                AGGREGATE TRUST FEE
0 - $1 billion                           0.13%
1 - $3 billion                           0.08%
3 - $8 billion                           0.05%
8 - $10 billion                          0.04%
10 - $12 billion                         0.02%
greater than $12 billion                  0.01%



     GSA pays GISI from these fees for GISI's services under its transfer agency agreement with GVIT.

     For more information about the fund administration and transfer agency services provided to the Market Street Portfolios, please refer to the Market Street SAI.

     Gartmore Distribution Services, Inc., an affiliate of both Gartmore-U.S. and GSA, acts as GVIT's principal underwriter and is located at 1200 River Road, Conshocken, PA 19428. 1717 Capital Management Co., an indirect, wholly-owned subsidiary of NLICA, serves, without compensation, as Market Street's principal underwriter and is located at 300 Continental Drive, Newark, Delaware 19713. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the custodian for both GVIT and Market Street.

GVIT has adopted an Administrative Services Plan pursuant to which each GVIT Acquiring Fund may pay fees of up to 0.20% of the Class IV shares' average daily net assets to insurance companies and other entities who provide administrative support services to holders of Class IV shares of the GVIT Acquiring Fund. As authorized by the Administrative Services Plan, GVIT, on behalf of the GVIT Acquiring Funds, will enter into Servicing Agreements with NLICA and NLACA pursuant to which NLICA and NLACA will receive a fee computed at the annual rate of 0.15% (0.10% for the GVIT Equity 500 Fund) of the average daily net assets represented by Class IV shares of the GVIT Acquiring Funds held by customers of NLICA and NLACA. Nationwide has advised the Market Street Board that it does not anticipate that the fee rate for the Class IV shares will be more than 0.15% through at least October 1, 2004.

     Market Street has also adopted an Administrative Services Plan pursuant to which the Market Street Portfolios may pay fees to insurance companies and other entities who provide administrative support services to the Market Street Portfolios. The services that are provided under the Administrative Services Plan include the following: (i) responding to routine customer inquiries about Market Street and the Market Street Portfolios; (ii) providing sub-accounting with respect to the shares beneficially owned by customers or the information necessary for sub-accounting; (iii) if required by law, forwarding shareholder communications from a Market Street Portfolio to customers; (iv) receiving, aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption order for customers with the Portfolios' transfer agent; and (v) establishing and maintaining accounts and records relating to transactions in the shares.

As authorized by the Administrative Services Plan, Market Street, on behalf of its Portfolios, has entered into Servicing Agreements with NLICA and NLACA effective October 1, 2002. Pursuant to these Servicing Agreements, NLICA and NLACA receive fees computed at the annual rate of 0.15% (0.10% for the MS Equity 500 Index Portfolio) of the average daily net assets of the shares of the Market Street Portfolio held by customers of NLICA and NLACA, respectively. The Administrative Services Plan permits a Market Street Portfolio to pay fees to an entity providing administrative support services of up to 0.20% of the average daily net assets of the shares held by the entity's customers; however, it is not currently anticipated that the rate of the fees paid under the Administrative Services Plan will be more than 0.15% during the period prior to the Reorganization. For the fiscal year ended December 31, 2001, Market Street did not pay any administrative fees because the Administrative Services Plan did not become effective until October 1, 2002.

     PURCHASE,  EXCHANGE,  AND  REDEMPTION  PROCEDURES

Shares of GVIT, including those of the GVIT Acquiring Funds (other than the GVIT Equity 500 and GVIT International Value Funds), are currently sold, and upon completion of the Reorganization, shares of the GVIT Equity 500 and GVIT International Value Funds will be sold, to separate accounts of Nationwide Life Insurance Company and certain of its affiliated insurance companies, to fund benefits payable under variable contracts. Class IV shares of the GVIT Acquiring Funds have been specifically created to be issued in connection with the Reorganization and with future sales to separate accounts of NLICA, NLACA and NLIC to fund benefits payable by these insurance companies under variable contracts that these insurance companies made available on or before April 28, 2003.

Likewise, shares of the Market Street Portfolios are sold to separate accounts of NLICA, NLACA and NLIC to fund benefits payable under variable contracts that these insurance companies have issued.

In each instance, shares of the GVIT Acquiring Funds and the Market Street Portfolios are purchased in accordance with variable account allocation instructions received from owners of the variable contracts. Each of the GVIT Acquiring Funds and each of the Market Street Portfolios then uses the proceeds to buy securities for its portfolio. Because variable contracts may have different provisions with respect to the timing and method of purchases, exchanges, and redemptions, and any charges therefor, contract owners should review their variable contract prospectus and may also contact their respective insurance company directly for details concerning these transactions.

The purchase price of each share of a GVIT Acquiring Fund is its "net asset value" ("NAV") next determined after the order is received. No sales charge is imposed on the purchase of a GVIT Acquiring Fund's shares. Generally, the NAV is based on the market value of the securities owned by the GVIT Acquiring Fund less its liabilities. The NAV for a class (e.g., Class IV shares) is determined by dividing the total market value of the securities owned by a GVIT Acquiring Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern
Time)  on  each  day  the  Exchange  is  open  for  trading.

The  GVIT  Acquiring  Funds  do  not  calculate  NAV  on  the  following  days:
     -     New  Year's  Day
     -     Martin  Luther  King,  Jr.  Day
     -     Presidents'  Day
     -     Good  Friday
     -     Memorial  Day
     -     Independence  Day
     -     Labor  Day
     -     Thanksgiving  Day
     -     Christmas  Day
     -     Other  days  when  the  New  York  Stock  Exchange  is  not  open.

     Each  GVIT Acquiring Fund reserves the right not to determine its NAV when:

     -     It  has not received any orders to purchase, sell or exchange shares;
or

     - Changes in the value of the GVIT Acquiring Fund's portfolio do not affect its NAV.



     Bonds, foreign stocks and other securities owned by a GVIT Acquiring Fund may trade on weekends or other days when the GVIT Acquiring Fund does not price its shares. As a result, a GVIT Acquiring Fund's NAV may change on days when you will not be able to purchase or redeem such Fund's shares. If an event occurs after the close of a foreign exchange that is likely to affect significantly a GVIT Acquiring Fund's NAV, the GVIT Acquiring Fund's investments may be valued at fair value in accordance with procedures adopted by the GVIT Board. This means that a GVIT Acquiring Fund may value its foreign holdings at prices other than their last closing prices, and a GVIT Acquiring Fund's net asset value will reflect this. In addition, if current prices are not otherwise available for a security, or if GSA, as the GVIT Acquiring Funds' administrator, or its agent, determines a price does not represent fair value, a GVIT Acquiring Fund's investments may also be valued at fair value.

A GVIT Acquiring Fund shareholder can sell (or redeem) at any time, subject to certain restrictions described below. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of a GVIT Acquiring Fund's investments at the time of sale.

A GVIT Acquiring Fund may delay or refuse any exchange, transfer, or redemption request if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the GVIT Acquiring Fund. Also, shares of a GVIT Acquiring Fund may not be redeemed or a GVIT Acquiring Fund may delay paying a shareholder the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists (as determined by the SEC).

For more information regarding the purchase, sale and pricing of the shares of the Market Street Portfolios, please see the section entitled "DESCRIPTION OF
THE FUND'S SHARES - Offer, Purchase, and Redemption of Shares" in the Market Street Prospectus.

DIVIDENDS  AND  OTHER  DISTRIBUTIONS

For each GVIT Acquiring Fund, substantially all of a GVIT Acquiring Fund's net investment income, if any, is paid as a dividend each quarter in the form of additional shares of that Fund. The GVIT Money Market Fund declares such dividends daily. Any net capital gains realized by a GVIT Acquiring Fund from the sale of its portfolio securities is declared and paid to shareholders annually.

For each Market Street Portfolio, substantially all of a Market Street Portfolio's net investment income, if any, is paid as a dividend in the form of additional shares of that Portfolio. The MS Money Market Portfolio declares such dividends daily and pays them monthly. Each of the other Market Street Portfolios declares and pays such dividends annually. Any net capital gains realized by a Market Street Portfolio from the sale of its portfolio securities is declared and paid to shareholders annually.

TAX  CONSEQUENCES

The tax treatment of payments made under a variable contract is described in the prospectus for the particular variable contract. Generally, the owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these variable contracts will be taxable at ordinary income tax rates. In addition, the taxable portion of distributions made to an owner who is younger than 59-1/2, in the case of (a) any variable annuity contract, and (b) any variable life insurance contract that is also a modified endowment contract, may be subject to a 10% penalty.

RISKS  OF  AN  INVESTMENT  IN  ONE  OR  MORE  OF  THE  FUNDS

     As with most investments, investments in any of the GVIT Acquiring Funds and the Market Street Portfolios involve risks. There can be no guarantee against losses resulting from an investment in any mutual fund, nor can there be any assurance that any mutual fund will achieve its investment goals. In addition, in response to economic, political or unusual market conditions, each of the funds (other than the GVIT Money Market Fund) may hold up to 100% of its assets in cash or money market obligations. Should this occur, a fund may not meet that fund's respective investment objective(s) and may miss potential market upswings.

As described above under "COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND PRINCIPAL RISKS OF THE MARKET STREET PORTFOLIOS AND THE CORRESPONDING GVIT ACQUIRING FUNDS," the risks of investing in a Market Street Portfolio and its corresponding GVIT Acquiring Fund are similar, although there are some differences.

The following is a more complete description of the principal risk factors identified above for each Market Street Portfolio and GVIT Acquiring Fund. With respect to the GVIT Mid Cap Fund, only those principal risk factors to which that Fund is expected to subject to as of April 28, 2003 are described.

     STOCK  MARKET  AND  FINANCIAL  RISKS

     Stock market (or market) and financial risks are closely related risks which affect a significant number of the funds. Stock market risk is the risk that a fund may lose value if the individual stocks in which the fund has invested or the overall stock markets in which the stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

     Similar to stock market risk, financial risk generally encompasses the fact that a particular issuer's stock may decline in value due to factors such as corporate earnings, production, management, sales and the issuer's overall financial position. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization (see also MARKET TRENDS RISK, below) or within a particular industry. The following funds are subject to stock market/financial risks:

MARKET STREET PORTFOLIOS           GVIT ACQUIRING FUNDS
-------------------------------------------------------------
MS Broad Equity Portfolio      GVIT Total Return Fund
MS Large Cap Growth Portfolio  GVIT Growth Fund
MS Large Cap Value Portfolio   GVIT Value Fund
MS Small Cap Growth Portfolio  GVIT Small Company Fund
MS Small Cap Value Portfolio   GVIT Small Cap Value Fund
MS Balanced Portfolio          GVIT Balanced Fund
MS Equity 500 Index Portfolio  GVIT Equity 500 Fund
MS International Portfolio     GVIT International Value Fund
MS Mid Cap Growth Portfolio    GVIT Mid Cap Fund



MARKET  TRENDS  RISK

     Several of the funds are subject to certain risks which are related to the investment adviser/subadviser's overall investment strategy. Namely, many of the funds focus primarily upon a growth or value style of investing. Such styles of investing tend to shift into and out of favor with stock market investors depending on market and economic conditions. For example, stock market investors may, at times, favor value stocks over growth-oriented stocks or vice versa. Accordingly, where a fund's adviser or subadviser focuses on growth-style stocks during a time when value stocks are in favor, the resulting performance of the fund might suffer in comparison to stock funds that utilize a different investment strategy (i.e., value or some broader strategy). Funds which use value and growth strategies in tandem (such as the MS Broad Equity Portfolio, GVIT Total Return Fund and GVIT Small Company Fund) may counterbalance some of these risks. The following funds are subject to market trends risk:

MARKET STREET PORTFOLIOS           GVIT ACQUIRING FUNDS
-------------------------------------------------------------
MS Broad Equity Portfolio
MS Large Cap Growth Portfolio  GVIT Growth Fund
MS Large Cap Value Portfolio   GVIT Value Fund
MS Small Cap Growth Portfolio  GVIT Small Company Fund
MS Small Cap Value Portfolio   GVIT Small Cap Value Fund
MS Balanced Portfolio
MS International Portfolio     GVIT International Value Fund
MS Mid Cap Growth Portfolio    GVIT Mid Cap Fund


PORTFOLIO  TURNOVER  RISK

     Certain mutual funds, at times, may engage in active and frequent trading of securities which will result in a higher portfolio turnover rate if doing so is believed to be in the best interest of the fund. A higher portfolio turnover rate may result in increased transaction costs and volatility for a fund. The following Market Street Portfolios and GVIT Acquiring Funds are subject to portfolio turnover risk:

MARKET STREET PORTFOLIOS    GVIT ACQUIRING FUNDS
-------------------------------------------------------------
                          GVIT Growth Fund
                          GVIT Small Company Fund
                          GVIT Small Cap Value Fund
MS Balanced Portfolio     GVIT Balanced Fund
MS Bond Portfolio


MID  CAP/SMALL  CAP  RISK

     Mid-sized and smaller companies are similar in many respects. Such companies are often newer and may be riskier than investments in larger, more established companies because such stocks are usually less stable in price and less liquid than stocks of larger companies. Among the reasons for the greater price volatility are the less certain growth prospects of mid-sized and smaller companies, the lower degree of liquidity in the markets for such securities, the greater impact caused by changes in investor perception of value, and the greater sensitivity of mid-sized and small cap companies to changing economic conditions. In addition, such companies, especially small capitalization companies, may: (1) lack depth of management; (2) lack a proven track record;
(3) be unable to generate funds necessary for growth or development; (4) be developing or marketing new products or services for which markets are not yet established and may never become established; or (5) market products or services which may become quickly obsolete. Lastly, since most companies of this sort typically invest a high proportion of earnings into the business, the securities of such companies may not pay dividends which could otherwise lessen their decline in falling markets. The following Market Street Portfolios and GVIT Acquiring Funds are subject to mid cap/small cap risk:

MARKET STREET PORTFOLIOS                           GVIT ACQUIRING FUNDS
--------------------------------------------------------------------------------
MS Broad Equity Portfolio (applicable to
small cap segments)
                                           GVIT Value Fund
MS Small Cap Growth Portfolio              GVIT Small Company Fund (small cap)
 (small cap)
MS Small Cap Value Portfolio (small cap)   GVIT Small Cap Value Fund (small cap)
Mid Cap Growth Portfolio (mid cap)         GVIT Mid Cap Fund (mid cap)


FOREIGN  RISK

     Investments in foreign securities involve risks which are not presented by U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. In particular, a fund may be subject to the risk that general securities market movements in any country in which the fund has investments are likely to affect the value of the fund's securities that trade in that country. These movements will affect the fund's share price and the fund's performance. Additionally, the political, economic, and social structures of some countries in which a fund invests may be less stable and more volatile than those in the U.S. In these countries, a fund faces the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks. Foreign markets may also be characterized by fewer investors which results in a smaller number of securities being traded each day; as a result, it may prove more difficult for a fund to buy and sell foreign securities as the fund wishes. Also, brokerage commissions and other costs of buying and selling securities are often higher in foreign countries than these are in the U.S., reducing the amount a fund can earn on its investments.

Next, foreign companies may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S. companies. These factors combined may result in a fund being afforded less protection from foreign regulatory authorities than the fund would have the benefit of in the U.S. (i.e., a fund might have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts). Likewise, where accounting standards in another country may not require as much detail as U.S. accounting standards, it may be harder for a fund's portfolio manager, subadviser or investment adviser to determine completely and accurately a company's financial condition.

Finally, some of a fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a fund receives dividends, interest, or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, a fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The following funds are subject to foreign risk:

MARKET STREET PORTFOLIOS        GVIT ACQUIRING FUNDS
-------------------------------------------------------------
                            GVIT Value Fund
                            GVIT Small Company Fund
                            GVIT Small Cap Value Fund
                            GVIT Balanced Fund
MS Bond Portfolio
MS International Portfolio  GVIT International Value Fund



EMERGING  MARKETS  RISK

     The MS International Portfolio and the GVIT International Value Fund also invest in securities of issuers located in countries with emerging economies or securities markets. The general risks associated with foreign investments are even greater in emerging markets because emerging markets are typically undergoing rapid development and may lack the social, political, and economic stability characteristic of more developed countries.

     DERIVATIVES  RISK

     The GVIT Value Fund and the GVIT Mid Cap Fund may invest in derivatives as a principal strategy. In addition, the MS Mid Cap Growth Portfolio may invest in derivatives. A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. An investment in derivatives can have an impact on market, currency, and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates change in unexpected ways. The other party to an over-the-counter derivatives contract presents default risks if such party fails to fulfill its obligations to the fund. Derivatives can make a fund less liquid and harder to value, especially in declining markets. Also, a fund may suffer disproportionately heavy losses relative to the amount of the fund's investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities.

     SECTOR  RISK

     The GVIT Small Company Fund may invest a substantial portion of its assets in the securities of issuers in a particular industry or group of industries. Currently the GVIT Small Company Fund is [heavily] invested in the financial services (banking, insurance and real estate), technology (computer equipment, software, computer services), and health services (pharmaceuticals, equipment and services). To the extent the GVIT Small Company Fund is heavily invested in these industries, it will be more susceptible to risk factors associated with such industry(ies), causing the value of the GVIT Small Company Fund's investments to be more volatile than other funds that invest in a broader range of securities across different industries.

     NON-DIVERSIFIED  FUND  RISK

     Both the GVIT Small Company Fund and the GVIT Equity 500 Fund are non-diversified. In other words, each such fund may hold larger positions in a smaller number of issuers than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on such fund's net asset value and total return.

     INITIAL  PUBLIC  OFFERINGS  RISK

     The GVIT Small Cap Value Fund may purchase securities in initial public offerings ("IPOs"). The prices of securities purchased in IPOs can be very volatile. How an IPO may affect a fund's performance depends on a variety of factors, including, among others, the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund.

SPECIAL  SITUATION  COMPANIES  RISK

The GVIT Small Company Fund [and the GVIT Small Cap Value Fund] may invest in special situation companies. Special situation companies are companies which may be subject to acquisitions, consolidations, mergers, reorganizations or other unusual developments that can affect a company's market value. If the anticipated benefits of the development do not materialize, the value of the special situation company may decline.

     INTEREST  RATE  AND  INFLATION  RISK

     Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by a fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive the debt security is to price shifts as a result of interest rate changes. Funds which are subject to interest rate risks may also be subject to inflation risk. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income these securities produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by a fund. The following Market Street Portfolios and GVIT Acquiring Funds are subject to interest rate and inflation risks:


MARKET STREET PORTFOLIOS        GVIT ACQUIRING FUNDS
-------------------------------------------------------------
MS Balanced Portfolio       GVIT Balanced Fund
MS Bond Portfolio           GVIT Government Bond Fund
MS International Portfolio  GVIT International Value Fund
MS Money Market Portolio    GVIT Money Market Fund


CREDIT  RISK

     Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security owned by a fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities a fund owns. The following Market Street Portfolios and GVIT Acquiring Funds are subject to credit risk:


MARKET STREET PORTFOLIOS    GVIT ACQUIRING FUNDS
-------------------------------------------------------------
MS Balanced Portfolio       GVIT Balanced Fund
MS Bond Portfolio           GVIT Government Bond Fund
MS International Portfolio  GVIT International Value Fund
MS Money Market Portolio    GVIT Money Market Fund


LOWER-RATED  SECURITIES  RISK

     The GVIT Balanced Fund and the MS Bond Portfolio may be subject to lower-rated securities risk. Investment in junk bonds and other lower-rated or high-yield securities involves a substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. For these reasons, an investment in a fund which invests in lower-rated securities may be subject to the following specific risks: (1) increased price sensitivity to changing interest rates and to adverse economic and business developments; (2) greater risk of loss due to default or declining credit quality; (3) greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due; and (4) negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a fund.

     PREPAYMENT  RISK  AND  EXTENSION  RISK

     The GVIT Balanced Fund, the MS Bond Portfolio and the GVIT Government Bond Fund invest in mortgage-backed securities and, as a result, are subject to prepayment risk and extension risk. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making the securities more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the fund.

     LEVERAGE  RISK

     The MS Money Market Portfolio is subject to the risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on a when-issued or delayed delivery basis. The fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. The fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

     OPPORTUNITY  RISK

     The MS Money Market Portfolio may also present the risk that an investment in this Portfolio may cause a shareholder to miss out on an investment opportunity when the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

     RISKS  RELATED  TO  INDEX  FUNDS
The GVIT Equity 500 Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between fund and index performance may be affected by the GVIT Equity 500 Fund's expenses, changes in securities markets, changes in composition and redemption of GVIT Equity 500 Fund shares. In addition, an index fund has operating and other expenses while an index does not. As a result, while the GVIT Equity 500 Fund will attempt to track the S&P 500 Index as closely as possible, it will tend to underperform the index to some degree over time.

INFORMATION  ABOUT  THE  REORGANIZATION

     ACQUISITION  OF  NLICA  BY  NFS

     Effective October 1, 2002, NFS acquired NLICA (formerly Provident Mutual Life Insurance Company) in a sponsored demutualization as part of the Acquisition. A sponsored demutualization is the conversion of a mutual company to a stock company, where some or all of the shares of the converting company are acquired by the sponsor. NFS is a Delaware corporation based in Columbus, Ohio, and an indirect majority-owned subsidiary of Nationwide Mutual Insurance Company, an Ohio mutual insurance company. NFS is also the holding company for Nationwide Life Insurance Company, the sixth largest U.S. life insurer as measured by assets. As a result of the sponsored demutualization, NLICA converted from a mutual insurance company to a stock insurance company and became a wholly-owned subsidiary of NFS. As part of the Acquisition, the membership interests of NLICA's members, including the owners of variable contracts issued by NLICA, were extinguished. Eligible members received either common stock of NFS or cash or, in certain circumstances, policy credits. (Policy credits are additional values applied to a policy or contract.)

Until October 1, 2002, MSIM, a subsidiary of NLICA, served as the investment adviser to the Market Street Portfolios. As described more fully in Proposal 2 below, as a result of the actual and anticipated departures of key personnel of MSIM, in part in connection with the Acquisition effective on October 1, 2002, the Board of Market Street approved Gartmore-U.S. (which serves as the investment adviser to the GVIT Acquiring Funds) to serve as the investment adviser on an interim basis to the Market Street Portfolios pursuant to the Interim Advisory Agreement.

The Reorganization described in this Prospectus/Proxy Statement is being proposed in connection with the Acquisition. As a result of the Acquisition, Nationwide now sponsors two fund groups, GVIT and Market Street. Since NFS chooses which mutual funds to include as underlying investment options for the Nationwide variable contracts (including, since the Acquisition, those offered by NLICA and NLACA), the existence of separate fund groups and duplicative funds in the fund groups sponsored by Nationwide could impede the ability of each such fund to attract or retain sufficient assets in the future so as to achieve reduced expenses per share from economies of scale and to maintain efficient portfolio management. The Reorganization has been proposed by fund management, Gartmore-U.S., Nationwide, and NLICA as a means of combining each Market Street Portfolio with a fund within GVIT managed by Gartmore-U.S. at least with comparable investment objectives, policies, and restrictions. The Reorganization has also been proposed to promote more efficient operations, to eliminate certain duplicative costs, and to enhance the distribution of fund shares by eliminating redundant investment products sponsored by the same organization within the NFS, NLICA and NLACA variable contracts.

     CONSIDERATIONS  BY  THE  BOARD  OF  MARKET  STREET

For the reasons described above and more fully discussed below, the Board of Market Street believes that the Reorganization is in the best interests of each Market Street Portfolio.

     The Market Street Board, including the Trustees who are not "interested persons" of Market Street or GVIT, as that term is defined in the 1940 Act ("Independent Trustees"), approved the proposed Plan pursuant to which the Reorganization of each Market Street Portfolio would be effected. In approving the Plan, the Market Street Board, including each of the Independent Trustees, determined that participation in the Reorganization is in the best interests of each Market Street Portfolio and that the interests of the shareholders of each Market Street Portfolio would not be diluted as a result of the Reorganization.

The Market Street Board reached these determinations after (i) requesting information reasonably necessary to evaluate the terms of the Plan and the anticipated results of the Reorganization, (ii) evaluating of that information in a meeting with Market Street management and representatives of Gartmore-U.S., and (iii) negotiating with Gartmore-U.S. regarding certain aspects of the Reorganization. The Independent Trustees held their own separate meetings, in addition to the full Board meeting, including: (a) a teleconference on September 6, 2002, with Market Street management to consider the basic Reorganization proposal; (b) a teleconference on September 6, 2002, with only the Independent Trustees to consider the Reorganization proposal; (c) a teleconference on September 13, 2002, with Market Street management and representatives of Gartmore-U.S. to consider a detailed presentation of the Reorganization proposal for each Market Street Portfolio; and (d) an in-person meeting on September 20, 2002, to consider further the Reorganization proposal.

The Independent Trustees were assisted by independent legal counsel, who provided written and oral advice and attended certain meetings of the Independent Trustees. That counsel also served as special counsel to Market
Street in connection with the Reorganization proposal. The advice of legal counsel concerned, among other things, the (i) standards and methodology of evaluation articulated by the SEC and the courts, and followed by the industry, for mutual funds selling shares to the public ("retail funds") and (ii) the applicability of those standards and that methodology to mutual funds - like Market Street - selling shares to life insurance company separate accounts
("insurance  funds").  The  Market  Street  Board,  including  the  Independent
Trustees, considered the advice of such legal counsel that insurance funds differed, in certain respects, from retail funds, and, consequently, the standards and methodology of evaluation developed for retail funds did not necessarily apply to insurance funds in all respects.

In reaching the Market Street Board's determinations and approving the Plan, the Market Street Board, including the Independent Trustees, considered a number of factors. The factors included those that the SEC has specified as appropriate for trustees to consider in mutual fund mergers generally, as well as the particular facts and circumstances of the Reorganization as they relate to the factors specified by the SEC. These factors included those factors relevant to the Reorganization of Market Street as a single entity, as well as those factors relevant to the Reorganization of each of the eleven individual Market Street Portfolios. The Board considered what the Independent Trustees considered to be "macro" factors - those beyond the influence of the Independent Trustees - and "micro" factors - those over which the Independent Trustees have some influence. These factors concerned both financial and non-financial matters.

     The Market Street Board, including the Independent Trustees, also considered the fact that the Acquisition involved the indirect purchase of MSIM and the possible application of Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that MSIM or an affiliated person of MSIM may receive any amount or benefit in connection with the sale of MSIM if:

(i) For a period of three years after the Acquisition, at least 75% of the members of the Board of Market Street and, if the Reorganization is approved and consummated, of GVIT, are not interested persons of MSIM or Gartmore-U.S.; and

(ii) There is no "unfair burden" imposed on Market Street or, if the Reorganization is approved and consummated, on the GVIT Acquiring Funds as a result of the Acquisition or any express or implied terms thereof.

"Unfair burden" is defined to include any arrangement whereby compensation is received by MSIM, Gartmore-U.S., or any "interested person" of MSIM or Gartmore-U.S. from Market Street or the GVIT Acquiring Funds, as the successors to the Market Street Portfolios, other than compensation for bona fide investment advisory or other services. This second requirement is applicable for the two-year period after the Acquisition. Section 15(f) of the 1940 Act does not impose any specific duty on the Market Street Board or its Independent Trustees. Nevertheless, the Market Street Board, including the Independent
Trustees, obtained written representations from Gartmore-U.S. regarding compliance with these requirements of Section 15(f). Furthermore, the Market Street Board, including its Independent Trustees, considered the factor of unfair burden in reaching the Board's determinations regarding the best interests of Market Street Portfolios and the lack of dilution of the interests of Market Street Portfolio shareholders.

     In exercising its business judgment and approving the Plan, the Market Street Board, including the Independent Trustees, considered, among others, the factors set out below and reached, among others, the conclusions set out below.

* THE ABILITY TO ATTRACT OR TO RETAIN SUFFICIENT ASSETS TO ENSURE EFFICIENT PORTFOLIO MANAGEMENT AND TO SECURE ECONOMIES OF SCALE: The Acquisition and the resulting situation for Market Street was a circumstance beyond the control of the Market Street Board. As a result of the Acquisition, Market Street finds itself in a situation where NFS sponsors two fund groups, GVIT and Market Street. NFS chooses which funds to include as underlying investment options for Nationwide's variable contracts (including, since the Acquisition, those variable contracts offered by NLICA and NLACA). Consequently, Market Street, for reasons beyond the Market Street Board's control, finds itself in a situation that could impede Market Street's ability to attract or retain sufficient assets in the future so as to achieve reduced expenses per share from economies of scale and to achieve efficient portfolio management. In addition, Market Street was advised that the variable life contracts which use the Market Street Portfolios as underlying investment options will likely no longer be actively marketed after January 2003 and that variable annuity contracts which use the Market Street Portfolios as underlying investments were no longer sold after May 1, 2002; as a result the Market Street Portfolios would have further difficulty in attracting significant additional assets. Principals of Gartmore-U.S. represented to the Board as follows: the Reorganization of Market Street into GVIT might enable the combined entity to obtain certain economies of scale with attendant cost savings for Market Street shareholders. In addition, the combined entity would have a broader distribution capability, enabling the combined entity to possibly attract more assets, thus potentially furthering the GVIT Acquiring Funds' ability to achieve economies of scale. In the event of no Reorganization, Market Street would likely find itself in a position where Market Street could not grow and Market Street's assets would decrease as shareholders died or surrendered their variable contracts. In addition, should the Reorganization of a particular Market Street Portfolio not be completed, that Market Street Portfolio has no assurance that Gartmore-U.S. will continue the undertaking by Gartmore-U.S. to reimburse the Market Street Portfolio for certain expenses after May 1, 2003.

* THE DEPARTURE OF KEY MSIM PERSONNEL: Also as a result of the pending Acquisition, Market Street found itself in a situation where, contrary to previous assessments by MSIM, key personnel of its investment adviser, MSIM, had recently departed and other key personnel were expected to depart. In order to fulfill its commitments to one Market Street Portfolio, MSIM had arranged for certain personnel of Gartmore-U.S. to provide services to that Market Street Portfolio. Because of these and other circumstances, Market Street found itself in a situation where it believed it was in the best interests of Market Street to replace MSIM with Gartmore-U.S. as investment adviser to Market Street on an interim basis, pending shareholder vote regarding approval of Gartmore-U.S. as investment adviser (see "PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH GARTMORE-U.S."). The Market Street Board concluded that Market Street's retention of Gartmore-U.S. as interim investment adviser was a step toward Market Street's Reorganization into GVIT, because Gartmore-U.S. is the investment adviser for all of the GVIT Acquiring Funds. The Market Street Board also concluded that its evaluation of the Reorganization proposal involved, to some extent, the Market Street Board's evaluation of the proposal that Gartmore-U.S. become Market Street's investment adviser prior to any Reorganization.

     * THE CAPABILITY, RESOURCES, EXPERTISE, AND EXPERIENCE OF GARTMORE-U.S. TO SERVE AS INVESTMENT ADVISER TO MARKET STREET: The Market Street Board, including the Independent Trustees, evaluated Gartmore-U.S. as proposed investment adviser to Market Street and the terms of the proposed Interim and New Investment Advisory Agreements (as described under "PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH GARTMORE-U.S."). Gartmore-U.S. principals represented that Gartmore-U.S. had the capability, resources, expertise, and experience to provide investment advisory services to Market Street that were at least comparable, in terms of nature, scope, quality and costs, to the services provided by MSIM. Gartmore-U.S. principals also represented to the Market Street Board, among other things, that Gartmore-U.S. faced no regulatory difficulties, lawsuits, or the like that would affect the ability of Gartmore-U.S. to serve as investment adviser to Market Street or to the GVIT Acquiring Funds if the Reorganization is completed.

     * COMPARISON OF FEE RATES, OVERALL OPERATING EXPENSES, REIMBURSEMENT ARRANGEMENTS, AND RELATED INFORMATION: The effect of the
          Reorganization on the investment advisory fee rates, the administrative fee rates, the overall fund operating expense levels, and the expense reimbursement arrangements vary with each of the eleven Market Street Portfolios. Gartmore-U.S. provided, and the Independent Trustees considered, the pro forma fee rates, overall operating expenses, reimbursement arrangements and related information for each GVIT Acquiring Fund after the Reorganization versus the fee rates, overall operating expenses, reimbursement arrangements, and related information for each Market Street Portfolio as of December 31, 2001, as of June 30, 2002, and as restated to reflect certain new expenses as of October 1, 2002. The comparisons of pro forma fees, expenses, and reimbursements for individual Market Street Portfolios varied. For example, the comparisons reflected (i) the reduction in Market Street's administration, fund accounting, transfer agency, and custody fees as a result of the Acquisition, due to Nationwide's and Gartmore-U.S.'s existing relationships with BISYS and The Fifth Third Bank, and (ii) the addition of an Administrative Services Plan under which Market Street began paying NLICA and NLACA for certain administrative services that those companies previously had provided to Market Street without compensation. Gartmore-U.S. represented to the Market Street Board that these administrative services fees were reasonable and within industry norms based on a survey Gartmore-U.S. had conducted, and that the fees did not duplicate any fee imposed under the variable contracts. Gartmore-U.S. further represented that the services to be provided for all fees and expenses after the Reorganization would be at least comparable in nature, scope and quality to those services provided before the Reorganization. In addition, Market Street's expense reimbursement arrangements also had the effect of eliminating or reducing certain fees charged to Market Street. (Principal factors pertinent to the individual Market Street Portfolios are specified below on pages __-__.)

     * CAPS AGREED TO WITH RESPECT TO TOTAL EXPENSES, CERTAIN NET EXPENSES, AND ADVISORY FEES: Gartmore-U.S. volunteered certain maximum limitations ("caps") on total expenses, and the Independent Trustees negotiated certain additional caps. Gartmore-U.S. volunteered that the net expenses of the Class IV shares of certain GVIT Acquiring Funds would be capped at the level of the net expense levels of the corresponding Market Street Portfolios as of June 30, 2002 (as restated to reflect certain fee changes as of October 1, 2002) at least through October 1, 2004. The Independent Trustees also received a representation from Gartmore-U.S. that it would not seek to increase the contractual investment advisory rates of each GVIT Acquiring Fund for at least two years following the date of the Acquisition. In addition, the Independent Trustees negotiated a cap on overall expenses for the Class IV shares of certain of the other GVIT Acquiring Funds, which cap would apply for two years following the date of the Acquisition. Furthermore, the Independent Trustees obtained a representation by Gartmore-U.S. that, although the Administrative Services Plan fee could be raised above current levels, NLICA and NLACA did not anticipate a need to seek an increase in the fee during the two years following the date of the Acquisition. (The caps, as applicable to individual GVIT Acquiring Funds, are described above under "Comparative Fee Tables.")

     * HIGHER EXPENSE LEVELS BALANCED AGAINST ANTICIPATED SERVICES AND THE PROSPECTS FOR MORE FAVORABLE INVESTMENT PERFORMANCE: Even with the caps noted above, the total net operating expenses for five of the GVIT Acquiring Funds after the Reorganization, based upon the pro forma expense information, will be higher than for the corresponding Market Street Portfolios immediately before the Reorganization. In this connection, the Market Street Board weighed the charges to Market Street shareholders against the expected value to Market Street shareholders of anticipated services. The Market Street Board's consideration included, among other factors, the nature, scope and quality of the services and the prospect of more favorable investment performance of the GVIT Acquiring Funds as compared with the Market Street Portfolios. The Market Street Board reviewed the performance record, over the short term and longer term, of each of the relevant GVIT Acquiring Funds, in comparison with that of the corresponding Market Street Portfolios. The Market Street Board also considered any change in subadviser during the period scrutinized. The Market Street Board concluded that, while there could be no assurance that the shareholders of individual Market Street Portfolios would experience more favorable performance after any Reorganization, the historical investment performance of Gartmore-U.S. and applicable subadvisers and the greater resources of Gartmore-U.S. held out the prospect of favorable performance, which was a factor supporting approval of the Plan where certain GVIT Acquiring Funds will have higher expense levels than the corresponding Market Street Portfolios. (Principal factors pertinent to the individual Market Street Portfolios are specified below on pages __-__.)

     * COMPARABLE INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES OF THE MARKET STREET PORTFOLIOS AND THEIR CORRESPONDING GVIT ACQUIRING FUNDS:
          MSIM and Gartmore-U.S. principals represented to the Market Street Board that the investment objectives, policies, and strategies of the Market Street Portfolios and their corresponding GVIT Acquiring Funds were at least comparable, and in most cases similar or substantially similar. (Please see "Summary - Comparison of Investment Objectives, Policies, Strategies, and Principal Risks of the Market Street Portfolio and the corresponding GVIT Acquiring Funds.") In addition, two of the GVIT Acquiring Funds recently have been organized for the purpose of continuing the investment operations of the corresponding Market Street Portfolios, and, thus, have no prior operating history. The Market Street Board considered the fact that the investment objective of each GVIT Acquiring Fund, unlike those of the Market Street Portfolios, may be changed by the GVIT Board without shareholder approval, and was advised that mutual funds were trending in this direction in order to maintain sufficient flexibility to react to changing economic and market conditions without bearing unnecessary costs or delays. The Market Street Board also considered that a shareholder who believes that his or her current investment program could be affected by the Reorganization could consider whether to exercise his or her variable contract privilege to transfer contract assets to another fund offered under such variable contract on a tax-free basis, as noted below. Based on these and other factors, the Market Street Board concluded that the Reorganization is expected to enable Market Street Portfolio shareholders to continue their current investment programs without substantial disruption.

     * NO REORGANIZATION FEES OR EXPENSES TO BE BORNE BY EITHER THE MARKET STREET PORTFOLIOS OR THE GVIT ACQUIRING FUNDS: Gartmore-U.S. and MSIM principals represented to the Board as follows. No fee or expense will be borne directly or indirectly by Market Street, Market Street shareholders or the GVIT Acquiring Funds in connection with the Reorganization. Gartmore-U.S. and/or NFS will bear all expenses in connection with the Reorganization, including, without limitation, the cost of "tail" insurance, the costs of the shareholder meeting and related materials, deregistering Market Street as an investment company, dissolving Market Street as a Delaware business trust and any special Market Street Board meetings other than those paid by NLICA. NLICA will bear the expense of legal counsel to the Independent
          Trustees and special counsel to Market Street and the costs of the September 20, 2002 Special Board of Trustees Meeting. Market Street shareholders will not pay any sales charge or other fee to become shareholders of the GVIT Acquiring Funds in connection with the Reorganization. Certain of the GVIT Acquiring Funds will, however, be subject to some shifting of investment securities after the Reorganization in order to align investment securities held by the Market Street Portfolios more closely with the investment objectives, policies, and strategies of their corresponding GVIT Acquiring Funds. Market Street shareholders before the Reorganization and GVIT Acquiring Funds shareholders after the Reorganization would bear the transaction costs (including brokerage commissions) of any such shifting. However, federal tax laws, as noted immediately below, impose maximum limits on the extent of any such shifting, thereby limiting any cost borne by shareholders, and Gartmore-U.S. has represented that the GVIT Acquiring Funds do not anticipate that a significant amount of securities will be so sold except in the ordinary course.

     * EACH REORGANIZATION QUALIFIES FOR TAX-FREE TREATMENT UNDER THE INTERNAL REVENUE CODE: Gartmore-U.S. and MSIM principals represented to the Market Street Board that the Reorganization would qualify for tax-free treatment under the federal tax laws and that Market Street Portfolio shareholders will not have to pay any federal income tax solely as a result of any Reorganization. The Market Street Board received advice that written opinions to that effect, from outside legal counsel to GVIT, are a condition for completing the Reorganization. The Board received drafts of such opinions, as well as investment securities trading guidelines, prepared by counsel to GVIT, which guidelines were designed to assure that trading by the Market Street Portfolios before the Reorganization, and by the GVIT Acquiring Funds after the Reorganization, fall within the maximum limits deemed permissible for qualification for tax-free treatment.

     * NO DILUTION OF MARKET STREET SHAREHOLDER INTERESTS: Gartmore-U.S. and MSIM principals represented to the Market Street Board as follows. The Reorganization would not dilute the interests of Market Street shareholders. Each Reorganization would be effected on the basis of relative net asset values of the GVIT Acquiring Fund and the corresponding Market Street Portfolio. In addition, as noted above, the GVIT Acquiring Funds and Market Street would not bear any expenses in connection with the Reorganization.

     * THE PROPOSED REORGANIZATION ULTIMATELY MUST ALSO BE APPROVED ALSO BY THE MARKET STREET SHAREHOLDERS: The SEC, in effect, requires the Market Street Board, including a majority of the Independent Trustees, to determine that the Reorganization is in the best interests of the affected Market Street Portfolio and will not dilute the interests of the shareholders of that Market Street Portfolio. At the same time, the rules of the SEC further require that the proposed Reorganization be approved by Market Street shareholders. This means that, under the SEC's regulatory scheme, the Market Street Board does not make the ultimate decision on whether or not the Reorganization is approved and takes place. Consequently, while the Market Street Board has gone to great effort to discharge the Board's legal obligations to make determinations on behalf of the Market Street shareholders, those shareholders are free to disagree with the Board and to vote against the Reorganization.

     * THE MARKET STREET SHAREHOLDER TRANSFER PRIVILEGE ENSURES THAT MARKET STREET SHAREHOLDERS ALSO MAY "VOTE WITH THEIR FEET:" In addition to the SEC-imposed shareholder vote noted above, Market Street shareholders can, in effect, opt out of any individual Reorganization by "voting with their feet." Each Market Street shareholder has the privilege, under his or her variable contract under which one or more Market Street Portfolios are offered, to transfer contract assets out of one Market Street Portfolio and into another Market Street Portfolio or other mutual fund offered as an investment option under that contract. Any such transfer would not cause a shareholder to incur any adverse tax consequences. NLICA and NLACA will permit such transfers to be made for one month prior to, and following, the date of any Reorganization, without counting the transfers toward the maximum number of free transfers permitted under the variable contract before a change is imposed. This means, for example, that a shareholder participating in an individual Market Street Portfolio, and who is outvoted in his or her opposition to the Reorganization of that Portfolio, could nevertheless avoid the unwanted results of that Reorganization by transferring contract assets to another portfolio offered by his or her contract prior to or following the Reorganization.

     In view of the broad scope and variety of the aforementioned factors, the Board, including the Independent Trustees, did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the various factors considered in reaching the Board's conclusions and determinations to approve the Plan.

     Upon reviewing and considering such factors that generally applied to all of Market Street and such other information as the Market Street Board deemed necessary and appropriate, the Board also considered factors applicable to each individual Market Street Portfolio and determined that the Reorganization for each Market Street Portfolio was in that Portfolio's best interests as follows:

     - For the MS BROAD EQUITY PORTFOLIO shareholders, the GVIT Total Return Fund not only had lower expenses (for its Class IV shares), did not require any expense reimbursements by Gartmore-U.S., and was significantly larger, but it also had stronger performance for the six month, one year, five year and ten year periods ended June 30, 2002. For the two year and three year periods ended June 30, 2002, the GVIT Total Return Fund's performance was comparable to that of the MS Broad Equity Portfolio.

     - For the MS LARGE CAP GROWTH PORTFOLIO, the GVIT Growth Fund not only had lower expenses (for its Class IV shares), did not require any expense reimbursements by Gartmore-U.S., had been in existence for a significantly longer period, and was significantly larger, but also its performance for the six month and one year periods ended June 30, 2002, was slightly stronger than that of the MS Large Cap Growth Portfolio. The Market Street Board noted that while the GVIT Growth Fund under performed the MS Large Growth Portfolio for the two and three year periods then ended, Gartmore-U.S. had effected portfolio management changes in 2000 that may have contributed to such Fund's relative improvement in performance since that time.

     - For the MS LARGE CAP VALUE PORTFOLIO, the GVIT Value Fund is comparable in size and, while the expenses for its Class IV shares are somewhat higher than those of the MS Large Cap Value Portfolio on a pro forma basis (with the contractual fee waiver), without the contractual fee waiver currently in place for such Market Street Portfolio and assuming completion of the Reorganization, the expenses of the Class IV shares of the GVIT Value Fund would be lower. The Market Street Board also negotiated with Gartmore-U.S. to waive or reimburse fees and expenses for the Class IV shares of the GVIT Value Fund necessary to limit such Fund's total annual operating expenses to 0.95% at least through October 1, 2004. The Board considered that, while the GVIT Value Fund significantly underperformed the MS Large Cap Value Portfolio for the six month, one year and two year period ended June 30, 2002, the recent hiring of VKAM (as of May 1, 2002) as the GVIT Value Fund's subadviser in response to such Fund's under performance (both relative to its peers and overall) may result in improved performance for such Fund going forward. In particular, the Board reviewed the strong historical performance of VKAM in managing similar value-oriented mutual funds over the last five years.

     - For the MS SMALL CAP GROWTH PORTFOLIO, the GVIT Small Company Fund is substantially larger, has a slightly longer history, and has historically outperformed the MS Small Cap Growth Portfolio. While expenses for the Class IV shares of the GVIT Small Company Fund on a pro forma basis are higher than those of the MS Small Cap Growth Portfolio with the contractual fee waiver (but lower without the contractual expense waiver for the MS Small Cap Growth Portfolio) as of June 30, 2002, as restated October 1, 2002, such difference was determined to be not significant in light of the GVIT Small Company Fund's stronger performance. The Market Street Board also considered the structure of the GVIT Small Company Fund's investment advisory fee and the significant costs to Gartmore-U.S. in managing this particular multi-manager fund. In addition, the blended style of small cap investing for the GVIT Small Company Fund (growth, value, blend and international) provided by the various subadvisers to that Fund may provide additional diversification protection against some of the volatility generally associated with investments in small capitalization equity securities.

     - For the MS SMALL CAP VALUE PORTFOLIO, the GVIT Small Cap Value Fund is significantly larger and, while the expenses of Class IV shares on a pro forma basis are somewhat higher than those of the MS Small Cap Value Portfolio (with the contractual expense waiver) as of June 30, 2002, as restated October 1, 2002, without the contractual fee waiver currently in place for such Portfolio, the expenses of Class IV shares of the GVIT Small Cap Value Fund would be lower. The Board also considered that while the GVIT Small Cap Value Fund has significantly under-performed the MS Small Cap Value Portfolio for the six month, one year and two year periods ended June 30, 2002, the GVIT Small Cap Value Fund has been in existence for a longer period of time and its longer term performance had been particularly strong. The Market Street Board also noted that Dreyfus' management style may have caused such Fund to under perform relative to its peers during the recent unusually difficult market conditions. The Board also considered the reputation and performance history of Dreyfus' similarly managed funds.

     - For the MS BALANCED PORTFOLIO, the GVIT Balanced Fund is somewhat larger in size. Also, while its expenses are higher than those of the MS Balanced Portfolio, the Market Street Board negotiated with Gartmore-U.S. to waive or reimburse fees and expenses for the Class IV shares of the GVIT Balanced Fund necessary to limit such Fund's total annual operating expenses to 0.91% at least through October 1, 2004. The performance of the GVIT Balanced Fund, while slightly less than that of the MS Balanced Portfolio, has been generally comparable over the six month and one year periods ended June 30, 2002. The Market Street Board considered that the hiring of J.P. Morgan as of May 2000 as the GVIT Balanced Fund's subadviser in response to such Fund's general under performance may continue to result in improved performance for such Fund, especially based upon J.P. Morgan's strong investment management expertise and experience in this style of investing. Specifically, the Market Street Board considered that for the periods when the current subadvisers both managed their respective funds, the performance of the two subadvisers (Alger and J.P. Morgan) has been almost the same. The Market Street Board also considered that the GVIT Balanced Fund's greater weighting in equity securities may provide better performance opportunities in the future.

     - For the MS BOND PORTFOLIO, the GVIT Government Bond Fund is substantially larger, has a slightly longer history, and has historically outperformed the MS Bond Portfolio. While expenses for the Class IV shares of the GVIT Government Bond Fund are higher than those of the MS Bond Portfolio, such difference was determined to be not significant in light of such stronger performance. In addition, while the MS Bond Portfolio may invest a larger proportion of its assets in non-U.S. government or agency debt securities, such Portfolio currently and historically has invested a substantial portion of its assets in debt securities of the U.S. government and its agencies or instrumentalities. The Market Street Board also noted that the GVIT Government Bond Fund's greater emphasis on such government securities would decrease the credit risk to which MS Bond Portfolio shareholders are exposed and may provide additional protection against volatility in portfolio securities' prices. Gartmore-U.S. and MSIM advised the Market Street Board that another GVIT bond fund had not been recommended because of its emphasis on high yield, lower quality debt securities.

     - For each of the MS EQUITY 500 INDEX AND MS INTERNATIONAL PORTFOLIOS, their corresponding GVIT Acquiring Funds have been established specifically for the purpose of completing the Reorganization and will have the same portfolio management, investment advisory fees, and substantially similar investment objectives and policies. In addition, Gartmore-U.S. has agreed to waive or reimburse fees and expenses to the extent necessary to maintain total annual fund operating expenses for Class IV shares of the GVIT Equity 500 Fund at 0.28% at least through October 1, 2004, which are the same expenses in effect for the MS Equity 500 Index Portfolio restated as of October 1, 2002. For the GVIT International Fund, its total annual fund operating expenses are currently expected to be lower than those of the MS International Fund. The Market Street Board noted that if the Reorganization is completed for each of these two Market Street Portfolios, they will be treated as the surviving entities for accounting and performance reporting purposes.

     - For the MS MID CAP GROWTH PORTFOLIO, the GVIT Board, on behalf of the GVIT Mid Cap Fund, adopted on October 25, 2002 and December 4, 2002, substantially similar investment objectives and strategies as the MS Mid Cap Growth Portfolio, and such Fund will have the same portfolio manager and the same investment advisory fees as the MS Mid Cap Growth Portfolio. In addition, Gartmore-U.S. has agreed to waive or reimburse fees and expenses to the extent necessary to maintain total annual fund operating expenses for Class IV shares of the GVIT Mid Cap Fund at 0.95% at least through October 1, 2004, which are the same expenses in effect for the MS Mid Cap Growth Portfolio. The Market Street Board noted that if the Reorganization is completed for the MS Mid Cap Growth Portfolio, it will be treated as the surviving entity for accounting and performance reporting purposes.

     - Finally, for the MS MONEY MARKET PORTFOLIO, the GVIT Money Market Fund is substantially larger, and Gartmore-U.S. has agreed to waive or reimburse fees and expenses to the extent necessary to maintain total annual fund operating expenses for Class IV shares of the GVIT Money
          Market Fund at 0.50% at least through October 1, 2004, which are the same expenses in effect for the MS Money Market Portfolio as of October 1, 2002. While the Market Street Trustees noted that the GVIT Money Market Fund has historically slightly under-performed the MS Money Market Portfolio, the difference in such performance was likely attributable to the slightly higher fund expenses, which should be addressed by Gartmore-U.S.'s agreement to waive or reimburse fees.

     The Board of Market Street (including a majority of the Independent Trustees) met and unanimously approved the Plan on September 20, 2002. The Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of each of the Market Street Portfolios and that the interests of the Market Street Portfolio shareholders would not be diluted as a result of effecting the Reorganization. The approval determination was made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weights to various factors and assigned different degrees of materiality to various conclusions.

     DESCRIPTION  OF  THE  PLAN

The Plan provides that your Market Street Portfolio will transfer all of its assets to the corresponding GVIT Acquiring Fund in exchange solely for the assumption of its stated liabilities and Class IV shares of that GVIT Acquiring Fund which will be distributed pro rata by the Market Street Portfolio to its shareholders in complete liquidation of that Market Street Portfolio. The Reorganization is currently anticipated to occur on or about April 28, 2003 (the "Closing Date"). The value of each Market Street Portfolio's net assets to be acquired by the corresponding GVIT Acquiring Fund shall be the value of such net assets computed as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the business day preceding the Closing Date (the "Valuation Date"). Market Street Portfolio shareholders will become shareholders of the corresponding GVIT Acquiring Fund as of the Closing Date, and will be entitled to the GVIT Acquiring Fund's next dividend distribution thereafter.

     On or before the Closing Date, each Market Street Portfolio will declare and pay a dividend or dividends, which, together with all previous dividends, will have the effect of distributing to its shareholders substantially all of that Market Street Portfolio's net investment income and realized net capital gain, if any, for all taxable years ending on or before the Closing Date. The share transfer books of each Market Street Portfolio will be permanently closed as of 4:00 p.m. Eastern time on the Valuation Date and only requests for redemption of shares of a Market Street Portfolio received in proper form prior to 4:00 p.m. Eastern time on the Valuation Date will be accepted by Market Street. Redemption requests relating to the Market Street Portfolios thereafter shall be deemed to be redemption requests for shares of the corresponding GVIT Acquiring Fund to be distributed to the former shareholders of the Market Street Portfolios.

Consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval of the Plan by the respective Market Street Portfolio shareholders and receipt of an opinion in form and substance reasonably satisfactory to Market Street and GVIT that the Reorganization will not result in the recognition of any gain or loss for federal income tax purposes for the Market Street Portfolios, the corresponding GVIT Acquiring Funds or their respective shareholders, as described under the caption "FEDERAL INCOME TAX CONSEQUENCES" below.

Unless applicable law shall require a shareholder vote, the Plan may be amended without shareholder approval by mutual written agreement of Market Street, on behalf of the Market Street Portfolios, and GVIT, on behalf of the GVIT Acquiring Funds. The Plan may be terminated, and the Reorganization may be abandoned as to any particular Market Street Portfolio or Portfolios, at any time before or after approval by that Market Street Portfolio shareholders, but prior to the Closing Date, by either party if that party believes that consummation of the Reorganization would not be in the best interests of that party's shareholders.

In the event that the shareholders of a Market Street Portfolio do not approve the Plan with respect to that Market Street Portfolio, the assets and stated liabilities of that Market Street Portfolio will not be transferred to the corresponding GVIT Acquiring Fund as of the Closing Date and the obligations of such Market Street Portfolio under the Plan shall not be effective. If the Reorganization is not approved by the shareholders of a particular Market Street Portfolio, the Board of Market Street will consider other alternatives for that Market Street Portfolio, including dissolution and liquidation of such Portfolio. In addition, if any Market Street Portfolio continues operations beyond April 30, 2003, Gartmore-U.S. may decide to discontinue the expense limitation, if any, currently in place for that Portfolio. As a result, such Market Street Portfolio's expenses could increase.

The expenses incurred in connection with entering into and consummating the transactions contemplated by the Plan will not be borne by the Market Street Portfolios or the GVIT Acquiring Funds, but will be paid by Gartmore-U.S., NFS and GGI. Such expenses include legal and audit fees, printing and mailing proxy solicitation materials, the costs of the Market Street shareholders' meeting and related materials, "tail" insurance for the Market Street Board, the costs of deregistering Market Street as an investment company and dissolving Market Street as a Delaware business trust, and fees and expenses of the October 25, 2002 special meeting of the Market Street Board and a special meeting of the Market Street Board upon completion of the Reorganization.

The foregoing description of the Plan entered into between Market Street, on behalf of each of the Market Street Portfolios, and GVIT, on behalf of each of the GVIT Acquiring Funds, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan which is attached hereto as Exhibit A and incorporated herein by reference.

DESCRIPTION  OF  GVIT  SHARES

     Full and fractional Class IV shares of the GVIT Acquiring Funds will be issued without the imposition of a sales charge or other fee to the corresponding Market Street Portfolio shareholders in accordance with the procedures described above. Class IV shares of the GVIT Acquiring Funds to be issued to Market Street Portfolio shareholders under the Plan will be fully paid and non-assessable when issued and transferable without restriction and will have no preemptive or conversion rights. Like the Market Street Portfolios, the GVIT Acquiring Funds do not issue share certificates. For additional information about shares of the GVIT Acquiring Funds, please refer to the GVIT Acquiring Funds' SAI.

     FEDERAL  INCOME  TAX  CONSEQUENCES

     As a condition to the Reorganization, each Market Street Portfolio and corresponding GVIT Acquiring Fund will receive an opinion from counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, and on the basis of certain assumptions and representations received from the Market Street Portfolios and the GVIT Acquiring Funds, for federal income tax purposes, no GVIT Acquiring Fund, no corresponding Market Street Portfolio, no shareholder of a GVIT Acquiring Fund, and no shareholder of a corresponding Market Street Portfolio will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. The tax basis of the GVIT Acquiring Fund's shares received by Market Street Portfolio shareholders will be the same as the tax basis of their shares in the Market Street Portfolio. The holding period that the shareholders of each Market Street Portfolio will have in the corresponding GVIT Acquiring Fund shares they receive will include the holding period of the Market Street Portfolio shares they surrender. After the Reorganization is completed, each Market Street Portfolio will be dissolved.

You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither Market Street nor GVIT, on behalf of the GVIT Acquiring Funds, will seek to obtain a ruling from the IRS regarding the tax consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and were successful, neither of which is anticipated, the Reorganization could be treated, in whole or in part, as a taxable sale of assets of the participating Market Street Portfolio, followed by the taxable liquidation thereof.

It is not expected that the Reorganization will affect the tax-deferred nature of variable contracts. However, you should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

     The GVIT Acquiring Funds expect to retain a significant portion of the securities acquired in connection with the Reorganization and do not anticipate that taxable sales involving significant amounts of securities will have to be made before or after the Reorganization to effect a realignment with the policies and investment practices of the applicable GVIT Acquiring Funds.

     COMPARATIVE  INFORMATION  ON  SHAREHOLDER  RIGHTS  AND  OBLIGATIONS

     While Market Street and GVIT are different entities, and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of a GVIT Acquiring Fund to be distributed to shareholders of the corresponding Market Street Portfolio will generally have the same legal characteristics as the shares of the Market Street Portfolio with respect to such matters as voting rights, assessibility, conversion rights, and transferability.

     GVIT is organized as a Massachusetts business trust and is governed by an Amended Declaration of Trust. Market Street Fund is organized as a Delaware business trust and governed by a Declaration of Trust. Under its Amended
Declaration of Trust, GVIT has an unlimited number of authorized shares of beneficial interest without par value. Market Street, pursuant to its Declaration of Trust, has an unlimited number of authorized shares of beneficial interest without par value. The Boards of GVIT and Market Street may, without shareholder approval, divide the authorized shares of GVIT and Market Street, respectively, into an unlimited number of separate portfolios or series ("series"). The Boards may also, without shareholder approval, divide the series into two or more classes of shares. GVIT currently offers 34 series, 11 of which are the GVIT Acquiring Funds. With respect to its 11 GVIT Acquiring Funds, GVIT offers four classes of shares for the GVIT Total Return, GVIT Small Company, GVIT Small Cap Value, GVIT Government Bond and GVIT International Value Funds (designated Class I, II, III, and IV shares), three classes of shares for the GVIT Money Market Fund (designated Class I, IV, and V shares), three classes of shares for the GVIT Equity 500 Fund (designated Class I, II, and IV shares), three classes of shares for the GVIT Mid Cap Fund (designated Class I, III and IV shares) and two classes of shares for the other three GVIT Acquiring Funds (designated Class I and Class IV Shares). Market Street currently offers one class of shares, without designation. GVIT and each series of GVIT, including the GVIT Acquiring Funds, as well as Market Street and each Market Street Portfolio, will continue indefinitely until terminated.

     With respect to a series of shares of GVIT and Market Street, except as described below, shares of the same class have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each series or class of shares of GVIT and Market Street bears its own expenses related to its distribution of shares (and other expenses such as shareholder services). Generally, shares of GVIT or Market Street will be voted in the aggregate without differentiation between separate series or classes, except if: (1) a matter only affects certain series or classes, then only shares of such affected series or classes shall be voted in the aggregate; or (2) the Board determines that the matter should be voted on separately by individual series or classes.

Shareholders of the GVIT Acquiring Funds are entitled to one vote for each one share held. By contrast, shareholders of the Market Street Portfolios are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. As a result, shareholders of some of the Market Street Portfolios would lose relative voting power as shareholders of the GVIT Acquiring Funds on matters voted upon by all Funds as a group (especially those Portfolios with a relatively high net asset value per share). However, shareholders of other Market Street Portfolios (those with a relatively low net asset value per share and the MS Money Market Portfolio) would gain relative voting power as shareholders of the GVIT Acquiring Funds on matters voted upon by all funds as a group. However, in either instance Market Street shareholders as a group overall would lose voting power by becoming a part of GVIT which is substantially larger in terms of assets and shares outstanding than Market Street. Shareholders of the Market Street Portfolios will vote on a portfolio by portfolio basis with respect to the Reorganization.

Neither Massachusetts law nor Delaware law requires GVIT or Market Street, respectively, to hold annual meetings of shareholders, and, generally, GVIT and Market Street will hold shareholder meetings only when specifically required by federal or state law. Market Street shareholders entitled to cast not less than 25% of the total combined net asset value of all shares issued and outstanding and entitled to vote at such meeting may call meetings of shareholders of Market Street (or its series) for the purpose of taking action upon any matter as to which the vote or authority of shareholders is permitted or required, including, in the case of a meeting of Market Street, the purpose of voting on the removal of one or more Trustees. GVIT's Amended Bylaws provide that a special meeting of the shareholders shall be called by any Trustee upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights.

Like the Market Street Portfolios, there are no conversion or preemptive rights in connection with shares of the GVIT Acquiring Funds. When issued, all shares will be fully paid and non-assessable. With respect to a series of shares, a shareholder of a class of shares will receive a pro rata share of all distributions arising from that series' assets attributable to the class of shares owned by the shareholder and, upon redeeming shares, will receive the portion of the series' net assets attributable to the class of shares owned by the shareholder represented by the redeemed shares.

     CAPITALIZATION

     The following table sets forth, as of June 30, 2002: (i) the unaudited capitalization of each GVIT Acquiring Fund; (ii) the unaudited capitalization of the corresponding Market Street Portfolio; and (iii) the pro forma unaudited capitalization of the GVIT Acquiring Fund, as adjusted to give effect to the proposed Reorganization. The capitalization of the GVIT Acquiring Fund is likely to be different from the pro forma combined capitalization when the Reorganization is actually consummated because of purchases and sales of GVIT Acquiring Fund shares and market action.




                                    GVIT TOTAL RETURN FUND   MS BROAD EQUITY PORTFOLIO             GVIT TOTAL
                                                                                                  RETURN FUND
                                                                                                   PRO FORMA
                                                                                                    COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)            $         1,541,386,836  $              178,985,606  $                1,720,372,442

Net Asset Value Per Share           $                9.27**  $                    11.71  $                       9.27**

Shares Outstanding (All Classes)                166,246,780                  15,281,136                     185,554,828



                                    GVIT GROWTH              MS LARGE CAP                GVIT GROWTH FUND
                                    FUND                     GROWTH                      PRO FORMA
                                                             PORTFOLIO                   COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)            $           268,578,230  $               32,205,593  $                  300,783,823
Net Asset Value Per Share           $                8.74**  $                     7.30  $                       8.74**
Shares Outstanding (All Classes)                 30,733,882                   4,412,829                      34,418,732


                                    GVIT VALUE               MS LARGE CAP                GVIT VALUE FUND
                                    FUND                     VALUE FUND                  PRO FORMA
                                                                                         COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)            $            44,447,750  $               41,930,709  $                   86,378,459
Net Asset Value Per Share           $                8.85**  $                     9.39  $                       8.85**
Shares Outstanding (All Classes)                  5,022,325                   4,463,361                       9,760,258


                                    GVIT SMALL               MS SMALL CAP                GVIT SMALL COMPANY FUND
                                    COMPANY FUND             GROWTH                      PRO FORMA
                                                             PORTFOLIO                   COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)*           $           709,076,102  $               42,133,648  $                  751,209,750
Net Asset Value Per Share           $               17.83**  $                     9.58  $                      17.83**
Shares Outstanding (All Classes)*                39,764,557                   4,399,142                      42,127,633


                                    GVIT SMALL               MS SMALL CAP                GVIT SMALL CAP VALUE FUND
                                    CAP VALUE FUND           VALUE PORTFOLIO             PRO FORMA
                                                                                         COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)*           $           658,382,906  $               52,421,343  $                  710,804,249
Net Asset Value Per Share           $                8.87**  $                     9.98  $                       8.87**
Shares Outstanding (All Classes)*                74,225,340                   5,252,855                      80,135,300


                                    GVIT BALANCED            MS BALANCED                 GVIT BALANCED FUND
                                    FUND                     PORTFOLIO                   PRO FORMA
                                                                                         COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)*           $           149,357,268  $               63,678,042  $                  213,035,310
Net Asset Value Per Share           $                8.51**  $                    12.85  $                       8.51**
Shares Outstanding (All Classes)*                17,551,607                   4,953,111                      25,034,338


                                    GVIT                     MS BOND                     GVIT GOVERNMENT
                                    GOVERNMENT               PORTFOLIO                   BOND FUND PRO FORMA
                                    BOND FUND                                            COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)*           $         1,535,948,381  $               57,844,299  $                1,593,792,686
Net Asset Value Per Share           $               11.86**  $                    10.76  $                      11.86**
Shares Outstanding (All Classes)*               129,500,402                   5,372,332                     134,377,662


                                    GVIT EQUITY              MS EQUITY 500               GVIT EQUITY 500 FUND
                                    500 FUND                 INDEX PORTFOLIO             PRO FORMA
                                                                                         COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets                          $                     0  $              277,656,280  $                  277,656,280
Net Asset Value Per Share           $                     0  $                     6.97  $                        6.97*
Shares Outstanding                                        0                  39,858,382                      39,858,382


                                    GVIT                     MS                          GVIT INTERNATIONAL VALUE FUND
                                    INTERNATIONAL            INTERNATIONAL               PRO FORMA
                                    VALUE FUND               PORTFOLIO                   COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets                          $                     0  $               74,123,585  $                   74,123,585
Net Asset Value Per Share           $                     0  $                    11.88  $                     11.88***
Shares Outstanding                                        0                   6,238,769                       6,238,769


                                    GVIT MID CAP             MS MID CAP                  GVIT MID CAP FUND
                                    FUND                     GROWTH                      PRO FORMA
                                                             PORTFOLIO                   COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)*           $           133,809,793  $               88,161,592  $                  221,971,380
Net Asset Value Per Share           $                8.84**  $                    17.79  $                     17.79***
Shares Outstanding (All Classes)*                15,142,045                   4,954,539                      12,476,256


                                    GVIT MONEY               MS MONEY                    GVIT MONEY MARKET
                                    MARKET FUND              MARKET                      FUND
                                                             PORTFOLIO                   PRO FORMA
                                                                                         COMBINED
-----------------------------------------------------------------------------------------------------------------------
Net Assets (All Classes)*           $         2,705,191,576  $              137,266,697  $                2,842,458,273
Net Asset Value Per Share           $                  1.00  $                     1.00  $                         1.00
Shares Outstanding (All Classes)*             2,705,170,910                 137,266,720                   2,842,437,630


____________________

     * For the GVIT Acquiring Funds, this information is for all classes of shares outstanding on June 30, 2002.

     ** Net Asset Value of Class I shares. Class I shares' NAV will be used for purposes of establishing the initial NAV for the Class IV shares of the GVIT Acquiring Funds and for purposes of calculating the number of GVIT Acquiring Fund shares the corresponding Market Street Portfolio will receive in connection with the Reorganization.

     ***  Based  upon  the  Market  Sheet  Portfolio's  shares' Net Asset Value.



INFORMATION  ABOUT  THE  GVIT  ACQUIRING  FUNDS AND THE MARKET STREET PORTFOLIOS

     FURTHER  INFORMATION  ABOUT  THE  GVIT  ACQUIRING  FUNDS

     The GVIT Acquiring Funds may use the following principal investments and techniques in an effort to increase returns, protect assets, or diversify investments. The GVIT SAI contains additional information about the GVIT
Acquiring Funds, including the GVIT Acquiring Funds' other investment techniques. To obtain a copy of the GVIT SAI, see "General Information" below.

For more information regarding the additional principal investments and techniques used by each of the Market Street Portfolios, please see the section entitled "INVESTMENTS AND TECHNIQUES" in the Market Street Prospectus.

     Convertible Securities (GVIT Total Return, Growth, Value, Small Company and Small Cap Value Funds): In addition to investing in common stocks, certain of the GVIT Acquiring Funds may invest in convertible securities - also known as convertibles - including bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, most convertibles pay interest. Because these instruments can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stock.

     Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertibles' market value. For example, as the underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than the common stock because these instruments pay income, which tends to be higher than common stock dividend yields.

     Because of this fixed-income feature, convertibles may compete with bonds as a source of regular income. Therefore, if interest rates increase and "newer," higher-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

     Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but these securities are typically less secure than similar nonconvertible securities such as bonds (bondholders must be generally paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency or are not rated at all.

     Growth and Value Stocks (GVIT Growth, Value, Small Company, Small Cap Value, Balanced, International Value, and Mid Cap Funds): Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. In comparison, a growth stock's price may be more directly linked to market developments than a value stock's price. However, value stocks tend to have higher dividend yields than growth stocks. This means that these instruments depend less on price changes for returns. Accordingly, these instruments might not participate in upward market movements, but may be less adversely affected in a down market compared to lower yielding stocks.

     Preferred  Stock  (GVIT  Value,  Small  Company and Small Cap Value Funds):
Holders of preferred stock normally have the right to receive dividends at a fixed rate, but do not participate in other amounts available for distribution by the issuer. Dividends on preferred stock may be cumulative, and cumulative dividends usually must be paid before common shareholders receive any dividends. Because preferred stock dividends usually must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stock may be subordinated to other preferred stock of the same issuer.

     Floating And Variable Rate Securities (GVIT Balanced, Government Bond and Money Market Funds): Floating and variable rate securities are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), but the interest rate on variable-rate securities changes at preset times based upon an underlying index. Some of the floating- or variable- rate securities will be callable by the issuer, which means these securities can be paid off before their maturity date.

     These securities are subject to interest rate risk like other securities. In addition, because these securities may be callable, these securities are also subject to the risk that the principal amount will be repaid prior to the stated maturity and that the repaid principal will be reinvested when the market is offering lower interest rates, reducing a fund's income. A fund will only purchase floating-and variable-rate securities of the same quality as the securities it would otherwise purchase.

     U.S. Government Securities (GVIT Balanced, Government Bond and Money Market Funds): These securities include Treasury bills, notes, and bonds, securities issued or guaranteed by the U.S. government, and securities issued by U.S. government agencies, including:

-  -    The Federal Housing Administration, the Farmers Home Administration, and
the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States

-  -    The  Federal  Home  Loan  Banks

-  -    The  Federal  National  Mortgage  Association  ("FNMA")

-  -    The  Student  Loan  Marketing Association and Federal Home Loan Mortgage
        Corporation  ("FHLMC")

-  -    The  Federal  Farm  Credit  Banks.


     Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. With respect to credit risk, securities issued by some government agencies are only backed by the issuing agency, and are subject to some credit risk. Securities issued and backed by the U.S. government are backed by the "full faith and credit" of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and are subject to little credit risk.

     Mortgage-Backed Securities (GVIT Balanced and Government Bond Funds): U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers. Collateralized mortgage obligations ("CMOs") are securities that have mortgage loans or mortgage pass through securities, such as GNMA, FNMA, or FHLMC certificates, as their collateral. CMOs can be issued by U.S. government agencies or by private lenders.

     Mortgage-backed securities are subject to interest rate risk. These instruments are also subject to credit risk if these instruments are issued by private issuers. CMOs and other mortgage-backed securities are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed security will be paid off sooner than anticipated. Reinvesting the returned principal when the market is offering lower interest rates would reduce the fund's income. Prepayment risk also means the possibility of losing principal as a result of faster than anticipated prepayments of securities purchased at a premium. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow. When prepayments slow, mortgage-backed securities secured by such loans will not be paid off as soon as the adviser or subadviser expected. This can affect the maturity and volatility of the fund and cause the fund to be locked into securities with lower interest rates for longer periods of time.

     Asset-Backed Securities (GVIT Balanced, Government Bond and Money Market Funds): Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases, and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit, and prepayment risks like mortgage-backed securities.

     Derivatives (GVIT Value and Mid Cap Funds): A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which, in turn, varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic and foreign indexes. Derivatives afford leverage and can also be used in hedging portfolios.

     Investment-Grade Bonds (GVIT Balanced and Government Bond Funds): These securities include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, such a change may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

     Medium-Grade Securities (GVIT Balanced Fund): These securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.


     Maturity (GVIT Balanced, Government Bond and Money Market Funds): Every debt security has a stated maturity date when the issuer must repay the security's entire principal value to the investor. However, many debt securities are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a security's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed securities.

     A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets such bond represents. Funds that target maturities normally use the effective rather than stated maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

     Duration (GVIT Government Bond Fund): Duration is a calculation that seeks to measure the price sensitivity of a debt security or a mutual fund that primarily invests in debt securities to changes in interest rates. Duration measures this sensitivity more accurately than maturity because duration takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years over which such payments will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

     Money  Market  Obligations  (GVIT  Money  Market  Fund):  These  include:

     - - U.S. Government securities with remaining maturities of 397 days or less

     - - Commercial paper rated in one of the two highest categories of any nationally recognized statistical rating organization (rating agency)

     - - Asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any rating agency

     - - Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less)

     - - Repurchase agreements relating to debt obligations that the Fund could purchase directly

     - - Unrated debt obligations with remaining maturities of 397 days or less that are determined by Gartmore-U.S. to be of comparable quality to the securities described above.


     Generally, money market obligations will not increase in value, but these obligations are high quality investments that offer a fixed rate of return, as well as liquidity.

     Repurchase Agreements (GVIT Money Market Fund): When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Money Market Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Money Market Fund could experience delays in recovering the amounts owed to it.

     Depositary Receipts (GVIT International Value Fund): The GVIT International Value Fund may invest indirectly in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs) (collectively, depositary receipts). Depositary receipts may not necessarily be denominated in the same currency as the underlying securities that they represent. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs, and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or United States corporation. Depositary receipts which are not denominated in U.S. dollars will be subject to foreign currency exchange rate risks. Certain depositary receipts may not be listed on a exchange and therefore may be considered illiquid securities.


     FURTHER  INFORMATION  ABOUT  OPERATIONS
     The following is a comparison of the investment advisory fees for the Market Street Portfolios and the corresponding GVIT Acquiring Funds.




MARKET STREET                                 FEE                      GVIT                      FEE
PORTFOLIO                                                            ACQUIRING
                                                                       FUNDS
-------------------------------------------------------------------------------------------------------------
MS BROAD                       -  0.75% on the first $200          GVIT           -  0.60% on assets up to $1
 EQUITY                        million                             TOTAL RETURN   billion
PORTFOLIO                                                          FUND
                               -  0.70% on assets in                              -  0.575% on assets of $1
                               excess of $200 million                             billion and more but less
                                                                                  than $2 billion
                               The total management fee paid
                               by the MS Broad Equity                             -  0.55% on assets of $2
                               Portfolio for the fiscal year                      billion and more but less
                               ended December 31, 2001,                           than $5 billion
                               expressed as a percentage of
                               the MS Broad Equity                                -  0.50% for assets of $5
                               Portfolio's average daily net                      billion and more
                               assets, was 0.71%.  During the
                               period from January 1, 2001                        The total management fee paid
                               through January 26, 2001, the                      by the GVIT Total Return
                               MS Broad Equity Portfolio                          Fund for the fiscal year ended
                               paid advisory fees to a former                     December 31, 2001, expressed
                               adviser.                                           as a percentage of the GVIT
                                                                                  Total Return Fund's average
                                                                                  daily net assets, was 0.59%.

-------------------------------------------------------------------------------------------------------------

MS LARGE CAP GROWTH            -  0.70% on the first $200          GVIT           -  0.60% on assets up to $1
PORTFOLIO                      million                             GROWTH         billion
                                                                   FUND
                               -  0.65% on assets in                              -  0.575% on assets of $1
                               excess of $200 million                             billion and more but less
                                                                                  than $2 billion
                               The total management fee paid
                               by the MS Large Cap Growth                         -  0.55% on assets of $2
                               Portfolio for the fiscal year                      billion and more but less
                               ended December 31, 2001,                           than $5 billion
                               expressed as a percentage of
                               the MS Large Cap Growth                            -  0.50% for assets of $5
                               Portfolio's average daily net                      billion and more
                               assets, was 0.70%.
                                                                                  The total management fee paid
                                                                                  by the GVIT Growth Fund for
                                                                                  the fiscal year ended December
                                                                                  31, 2001, expressed as a
                                                                                  percentage of the GVIT
                                                                                  Growth Fund's average daily
                                                                                  net assets, was 0.60%.

-------------------------------------------------------------------------------------------------------------

MS LARGE CAP                   -  0.70% on the first $200          GVIT           -  0.80% on assets up to $50
VALUE PORTFOLIO                million                             VALUE          million
                                                                   FUND
                               -  0.65% on assets in                              -  0.65% on assets of $50
                               excess of $200 million                             million and more but less
                                                                                  than $250 million
                               The total management fee paid
                               by the MS Large Cap Value                          -  0.60% on assets of $250
                               Portfolio for the fiscal year                      million and more but less
                               ended December 31, 2001,                           than $500 million
                               expressed as a percentage of
                               the MS Large Cap Value                             -  0.55% for assets of $500
                               Portfolio's average daily net                      million and more
                               assets, was 0.70%.
                                                                                  The total management fee paid
                                                                                  by the GVIT Value Fund for
                                                                                  the fiscal year ended December
                                                                                  31, 2001, expressed as a
                                                                                  percentage of the GVIT Value
                                                                                  Fund's average daily net assets,
                                                                                  was 0.80%.   The fee structure
                                                                                  listed above became effective
                                                                                  May 1, 2001.

-------------------------------------------------------------------------------------------------------------

MS SMALL CAP GROWTH            -  0.90% on the first $200          GVIT           -  0.93% of average daily
PORTFOLIO                      million                             SMALL          net assets
                                                                   COMPANY
                               -  0.85% on assets in               FUND           The total management fee paid
                               excess of $200 million                             by the GVIT Small Company
                                                                                  Fund for the fiscal year ended
                               The total management fee paid                      December 31, 2001, expressed
                               by the MS Small Cap Growth                         as a percentage of the GVIT
                               Portfolio for the fiscal year                      Small Company Fund's
                               ended December 31, 2001,                           average daily net assets, was
                               expressed as a percentage of                       0.94%.  The fee listed above
                               the MS Small Cap Growth                            became effective May 1, 2001.
                               Portfolio's average daily net
                               assets, was 0.90%.

-------------------------------------------------------------------------------------------------------------

MS SMALL CAP                   -  0.90% on the first $200          GVIT           -  0.90% on assets up to
VALUE PORTFOLIO                million   0.85% on assets           SMALL CAP      $                     200 million
                               in excess of $200                   VALUE FUND
                               million                                            -  0.85% for assets of $200
                                                                                  million and more
                               The total management fee paid
                               by the MS Small Cap Value                          The total management fee paid
                               Portfolio for the fiscal year                      by the GVIT Small Cap Value
                               ended December 31, 2001,                           Fund for the fiscal year ended
                               expressed as a percentage of                       December 31, 2001, expressed
                               the MS Small Cap Value                             as a percentage of the GVIT
                               Portfolio's average daily net                      Small Cap Value Fund's
                               assets, was 0.90%.                                 average daily net assets, was
                                                                                  0.88%.  The fee structure listed
                                                                                  above became effective
                                                                                  May 1, 2001.

-------------------------------------------------------------------------------------------------------------

MS BALANCED                    -  0.55% on all assets              GVIT           -  0.75% on assets up
PORTFOLIO                                                          BALANCED       to $100 million
                               The total management fee paid       FUND                                           -
                               by the MS Balanced Portfolio                       -  0.70% for assets of $100
                               for the fiscal year ended                          million and more
                               December 31, 2001, expressed                                                       -
                               as a percentage of the MS
                               Balanced Portfolio's average
                               daily net assets, was 0.54%.                       The total management fee paid
                               During the period from                             by the GVIT Balanced Fund
                               January 1, 2001 through                            for the fiscal year ended
                               January 26, 2001, advisory                         December 31, 2001, expressed
                               fees were paid to a former                         as a percentage of the GVIT
                               adviser.                                           Balanced Fund's average daily
                                                                                  net assets was 0.75%.  The fee
                                                                                  structure listed above became
                                                                                  effective May 1, 2001.

-------------------------------------------------------------------------------------------------------------

MS BOND                        -  0.40% on all assets              GVIT           -  0.50% on assets up to $1
PORTFOLIO                                                          GOVERNMENT     billion
                               The total management fee paid       BOND FUND
                               by the MS Bond Portfolio for                       -  0.475% on assets of $1
                               the fiscal year ended                              billion and more but less
                               December 31, 2001, expressed                       then $2 billion
                               as a percentage of the MS
                               Bond Portfolio's average daily                     -  0.45% on assets of $2
                               net assets, was 0.40%.                             billion and more but less
                               During the period from                             then $5 billion
                               January 1, 2001 through
                               January 26, 2001, advisory                         -  0.40% for assets of $5
                               fees were paid to a former                         billion and more
                               adviser.
                                                                                  The total management fee paid
                                                                                  by the GVIT Government
                                                                                  Bond Fund for the fiscal year
                                                                                  ended December 31, 2001,
                                                                                  expressed as a percentage of
                                                                                  the GVIT Government Bond
                                                                                  Fund's average daily net assets
                                                                                  was 0.50%.

-------------------------------------------------------------------------------------------------------------

MS EQUITY 500 INDEX PORTFOLIO  -  0.24% on all assets              GVIT           -  0.24% of average daily
                                                                   EQUITY 500     net assets
                               The total management fee paid       FUND
                               by the MS Equity 500 Index                         The fund is a new fund, hence
                               Portfolio for the fiscal year                      no management fee was paid
                               ended December 31, 2001,                           for the fiscal year ended
                               expressed as a percentage of                       December 31, 2001.
                               the MS Equity 500 Index
                               Portfolio's average daily net
                               assets, was 0.24%.

-------------------------------------------------------------------------------------------------------------

MS INTERNATIONAL               -  0.75% on the first $500          GVIT           -  0.75% on assets of up to
PORTFOLIO                      million                             INTERNATIONAL  $                     500 million
                               -  0.70% on assets in               VALUE          -  0.70% on assets of $500
                               excess of $500 million              FUND           million or more

                               The total management fee paid                      The fund is a new fund, hence
                               by the MS International                            no management fee was paid
                               Portfolio for the fiscal year                      for the fiscal year ended
                               ended December 31, 2001,                           December 31, 2001.
                               expressed as a percentage of
                               the MS International
                               Portfolio's average daily net
                               assets, was 0.75%.

-------------------------------------------------------------------------------------------------------------

MS                             -  0.75% on the first $200 million  GVIT           Currently:
MID CAP                        -  0.70% on assets in               MID CAP        -  0.90% on assets up to $500
GROWTH                         excess of $200 million              FUND           million
PORTFOLIO                                                                         -  0.85% on assets of $500
                               The total management fee paid                      million and more
                               by the MS Mid Cap Growth
                               Portfolio for the fiscal year                      Effective on or about
                               ended December 31, 2001,                           April 28, 2003:
                               expressed as a percentage of
                               the MS Mid Cap Growth                              -  0.75% on assets up
                               Portfolio's average daily net                      to $200 million
                               assets, was 0.72%.  During the
                               period from January 1, 2001                        -  0.70% on assets
                               through January 26, 2001,                          of $200 million or more
                               advisory fees were paid to a
                               former adviser.                                    The total management fee paid
                                                                                  by the GVIT Mid Cap Fund
                                                                                  for the fiscal year ended
                                                                                  December 31, 2001, expressed
                                                                                  as a percentage of the GVIT
                                                                                  Mid Cap Fund's average daily
                                                                                  net assets, was 0.90%.

-------------------------------------------------------------------------------------------------------------

MS MONEY                       -  0.25% on all assets              GVIT           -  0.40% on assets up
MARKET                                                             MONEY          to $1 billion
PORTFOLIO                      The total management fee paid       MARKET
                               by the MS Money Market              FUND           -  0.38% on assets
                               Portfolio for the fiscal year                      of $1 billion and more
                               ended December 31, 2001,                           but less than $2 billion
                               expressed as a percentage of
                               the MS Money Market                                -  0.36% on assets
                               Portfolio's average daily net                      of $2 billion and more
                               assets, was 0.25%.  During the                     but less then $5 billion
                               period from January 1, 2001
                               through January 26, 2001,                          -  0.34% for assets
                               advisory fees were paid to a                       of $5 billion and
                               former adviser.                                    more

                                                                                  The total management fee paid
                                                                                  by the GVIT Money Market
                                                                                  Fund for the fiscal year ended
                                                                                  December 31, 2001, expressed
                                                                                  as a percentage of the GVIT
                                                                                  Money Market Fund's average
                                                                                  daily net assets was 0.38%.



PERFORMANCE

     The following bar charts and tables show two aspects of each of the GVIT Acquiring Funds (except the GVIT Equity 500 and GVIT International Value Funds): volatility and performance. The bar charts show the volatility - or variability
- of such GVIT Acquiring Funds' annual total returns over time and shows that performance can change from year to year. The annual total returns shown in the bar charts do not include charges that will be imposed by variable contracts. If these amounts were reflected, returns would be less than those shown. The tables show average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The bar charts and tables provide some indication of the risks of investing in the GVIT Acquiring Funds. Remember, however, that past performance is not necessarily an indication of how the applicable GVIT Acquiring Fund will perform in the future.

     In addition, you will find management's discussion of the performance of each of the GVIT Acquiring Funds (except the GVIT Equity 500 and GVIT International Value Funds) for the year ended December 31, 2001, in Exhibit B to the Prospectus/Proxy Statement. These discussions provide an overview of the economy and how it affected such GVIT Acquiring Funds during the year ended December 31, 2001. The discussions also provide a look into the current and future investment techniques and strategies of the GVIT Acquiring Funds from the perspective of the portfolio managers.

     Each of the GVIT Equity 500 and GVIT International Value Funds recently was organized for the purpose of continuing the investment operations of their corresponding Market Street Portfolio, and hence have no prior performance history. Also, as discussed above, the MS Mid Cap Growth Portfolio will be survivor of the Reorganization with the GVIT Mid Cap Fund for performance purposes.

     For more information regarding the performance of the Market Street Portfolios, please see the sections entitled "INTRODUCTION TO THE ALL PRO
PORTFOLIOS"  and  "ABOUT  THE OTHER PORTFOLIOS" in the Market Street Prospectus.


                             GVIT TOTAL RETURN FUND

                      Annual Total Returns-Class I Shares1:




1992 . . . . . . . . . . .    8.20%
1993 . . . . . . . . . . .   10.90%
1994 . . . . . . . . . . .    1.10%
1995 . . . . . . . . . . .   29.10%
1996 . . . . . . . . . . .   21.80%
1997 . . . . . . . . . . .   29.40%
1998 . . . . . . . . . . .   18.10%
1999 . . . . . . . . . . .    6.90%
2000 . . . . . . . . . . .   -2.10%
2001 . . . . . . . . . . .  -11.80%










Best  quarter:       17.0%  4th  qtr.  of  1998
Worst  Quarter:     -14.1%  3rd  qtr.  of  2001

              Average Annual Total Returns As Of December 31, 2001:




                    1 YEAR   5 YEARS   10 YEARS
Class I shares1     -11.82%     7.12%     10.41%
Class II shares2    -12.01%     6.85%     10.12%
Class III shares2   -11.82%     7.12%     10.41%
Class IV shares2    -11.82%     7.12%     10.41%
The S&P 500 Index3  -11.88%    10.70%     12.93%


1     The  existing shares of the GVIT Total Return Fund were designated Class I shares  as  of  May  1,  2001.

2     These  returns  are  based on the performance of the Class I shares of the
GVIT Total Return Fund which was achieved through December 31, 2001, prior to the creation of Class II, Class III or Class IV shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class II, Class III or Class IV shares would have produced because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same.

3 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.



                                GVIT GROWTH FUND

                      Annual Total Returns-Class I Shares1




1993 . . . . . . . . . . .    9.60%
1994 . . . . . . . . . . .   -0.90%
1995 . . . . . . . . . . .   29.40%
1996 . . . . . . . . . . .   26.10%
1997 . . . . . . . . . . .   34.50%
1998 . . . . . . . . . . .   30.00%
1999 . . . . . . . . . . .    4.30%
2000 . . . . . . . . . . .  -26.50%
2001 . . . . . . . . . . .  -28.10%




Best  Quarter:       20.5%  4th  qtr.  of  1998
Worst  Quarter:     -28.3%  1st  qtr.  of  2001

              Average Annual Total Returns As Of December 31, 2001:




                                 1 YEAR   5 YEARS   SINCE INCEPTION2
Class I shares1                  -28.13%    -0.76%              6.26%
Class IV shares3                 -28.13%    -0.76%              6.26%
The Russell 1000  Growth Index4  -20.42%     8.27%             11.65%


1     The existing shares of the GVIT Growth Fund were designated Class I shares as  of  May  1,  2001.

2     The  GVIT  Growth  Fund  commenced  operations  on  April  15,  1992.

3     These  returns  are  based on the performance of the Class I shares of the
GVIT Growth Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are the same as what Class IV shares would have produced because Class IV shares will invest in the same portfolio of securities as Class I shares and their expenses are the same as Class I shares.

4 Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index (the 1000 largest companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of this Index would be lower.



                                 GVIT VALUE FUND

                      Annual Total Returns-Class I Shares1:



1998 . . . . . . . . . . .   15.10%
1999 . . . . . . . . . . .   18.50%
2000 . . . . . . . . . . .  -10.60%
2001 . . . . . . . . . . .  -12.20%




Best  quarter:       16.2%  4th  qtr.  of  1998
Worst  quarter:     -13.8%  4th  qtr.  of  2000

Average  Annual  Total  Returns  As  Of  December  31,  2001:



                    1 YEAR   SINCE INCEPTION2
Class I shares1     -12.15%              2.09%
Class IV shares3    -12.15%              2.09%
The S&P 500 Index4  -11.88%              7.02%



1     The  existing shares of the GVIT Value Fund were designated Class I shares as  of  May  1,  2001.

2     The  GVIT  Value  Fund  commenced  operations  on  October  31, 1997. This performance includes performance for a period (prior to May 1, 2002) when the GVIT Value Fund's previous subadviser managed the GVIT Value Fund.

3     These  returns  are  based on the performance of the Class I shares of the
GVIT Value Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are the same as what Class IV shares would have produced because Class IV shares will invest in the same portfolio of securities as Class I shares and their expenses are the same as Class I shares.

4 The Standard & Poor's 500 Index-an unmanaged index of 500 widely held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500
Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.



                             GVIT SMALL COMPANY FUND

                      Annual Total Returns-Class I Shares1:





1996 . . . . . . . . . . .  22.80%
1997 . . . . . . . . . . .  17.40%
1998 . . . . . . . . . . .   1.00%
1999 . . . . . . . . . . .  44.00%
2000 . . . . . . . . . . .   8.90%
2001 . . . . . . . . . . .  -6.70%




Best  Quarter:       31.3%  -  4th  qtr.  of  1999
Worst  Quarter:     -19.3%  -  3rd  qtr.  of  1998

              Average Annual Total Returns As Of December 31, 2001:




                                               SINCE
                          1 YEAR   5 YEAR   INCEPTION2
Class I shares             -6.70%   11.64%       15.48%
Class II shares3           -6.94%   11.37%       15.19%
Class III shares3          -6.70%   11.64%       15.48%
Class IV shares3           -6.70%   11.64%       15.48%
The Russell 2000  Index4    2.49%    7.52%        9.91%

1     The existing shares of the GVIT Small Company Fund were designated Class I shares  as  of  May  1,  2001.

2     The  GVIT  Small  Company  Fund  commenced operations on October 23, 1995.

3     These  returns  are  based on the performance of the Class I shares of the
GVIT Small Company Fund which was achieved through December 31, 2001, prior to the creation of Class II, Class III or Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class II, Class III or Class IV shares would have produced because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same.
4 The Russell 2000 Index is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell 2000 Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.



                            GVIT SMALL CAP VALUE FUND

                     Annual Total Returns - Class I Shares1:





1998 . . . . . . . . . . .  -3.10%
1999 . . . . . . . . . . .  27.80%
2000 . . . . . . . . . . .  11.20%
2001 . . . . . . . . . . .  28.30%




Best  Quarter:       29.4%  -  2nd  Qtr.  of  1999
Worst  Quarter:     -26.3%  -  3rd  Qtr.  of  1998

              Average Annual Total Returns As Of December 31, 2001:




                           ONE YEAR   SINCE INCEPTION2
Class I shares1               28.28%             14.21%
Class II shares3              27.90%             13.92%
Class III shares3             28.28%             14.21%
Class IV shares3              28.28%             14.21%
Russell 2000 Value Index4     14.02%              7.45%


1     The existing shares of the GVIT Small Cap Value Fund were designated Class
I  shares  as  of  May  1,  2001.

2     The  GVIT  Small  Cap Value Fund commenced operations on October 31, 1997.
Until February 5, 2001, The Dreyfus Corporation managed the GVIT Small Cap Value Fund alone.

3 These returns are based on the performance of the Class I shares of the GVIT Small Cap Value Fund which was achieved through December 31, 2001, prior to the creation of Class II, Class III or Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class II, Class III or Class IV shares would have produced because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same.

4 The Russell 2000 Value Index measures the performance of the companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual fund returns, the Russell 2000 Value Index does not include expenses. If expenses were deducted, the actual returns of this index would be lower.




                               GVIT BALANCED FUND

                      Annual Total Returns-Class I Shares1:




1998 . . . . . . . . . . .   8.10%
1999 . . . . . . . . . . .   0.90%
2000 . . . . . . . . . . .  -0.30%
2001 . . . . . . . . . . .  -3.80%




Best  Quarter:       6.9%  -  1st  qtr.  of  1998
Worst  Quarter:     -7.9%  -  3rd  qtr.  of  2001

Average  Annual  Total  Returns  As  Of  December  31,  2001:



                                            1 YEAR   SINCE INCEPTION2
Class I shares1                              -3.77%              1.45%
Class IV shares3                             -3.77%              1.45%
The S&P 500 Index4                          -11.88%              7.02%
The Lehman Brothers Aggregate Bond Index 4    8.44%              6.97%

1     The  existing  shares  of  the  GVIT Balanced Fund were designated Class I shares  as  of  May  1,  2001.

2 The GVIT Balanced Fund commenced operations on October 31, 1997. This performance includes performance for a period (prior to May 1, 2000) when the GVIT Balanced Fund's previous subadviser managed the GVIT Balanced Fund.

3     These  returns  are  based on the performance of the Class I shares of the
GVIT Balanced Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are the same as what Class IV shares would have produced because Class IV shares will invest in the same portfolio of securities as Class I shares and their expenses are the same as Class I shares.

4 The Standard & Poor's 500 Index-an unmanaged index of 500 widely-held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If these Indices included expenses, their returns would be lower. The GVIT Balanced Fund contains both equity and fixed-income securities in its portfolio. As a result, the Fund's performance should be compared to both indices together rather than to any one index individually.


                            GVIT GOVERNMENT BOND FUND

                      Annual Total Returns-Class I Shares1:




1992 . . . . . . . . . . .   7.90%
1993 . . . . . . . . . . .   9.50%
1994 . . . . . . . . . . .  -3.20%
1995 . . . . . . . . . . .  18.70%
1996 . . . . . . . . . . .   3.50%
1997 . . . . . . . . . . .   9.70%
1998 . . . . . . . . . . .   8.90%
1999 . . . . . . . . . . .  -2.40%
2000 . . . . . . . . . . .  12.50%
2001 . . . . . . . . . . .   7.30%




Best  Quarter:       6.7%  2nd  Qtr.  of  1995
Worst  Quarter:     -2.8%  1st  Qtr.  of  1994

              Average Annual Total Returns As Of December 31, 2001:




                                            1 YEAR   5 YEARS   10 YEARS
Class I shares1                               7.25%     7.08%      7.06%
Class II shares2                              6.97%     6.80%      6.78%
Class III shares2                             7.25%     7.08%      7.06%
Class IV shares2                              7.25%     7.08%      7.06%
The Merrill Lynch Government Master Index3    7.18%     7.40%      7.15%


1     The existing shares of the GVIT Government Bond Fund were designated Class
I  shares  as  of  May  1,  2001.

2 These returns are based on the performance of the Class I shares of the GVIT Government Bond Fund which was achieved through December 31, 2001, prior to the creation of Class II, Class III or Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class II, Class III or Class IV shares would have produced because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same.

3 The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower.

                                GVIT MID CAP FUND

                      Annual Total Returns-Class I Shares1:




1998 . . . . . . . . . . .   14.60%
1999 . . . . . . . . . . .   84.80%
2000 . . . . . . . . . . .  -15.40%
2001 . . . . . . . . . . .  -30.30%




Best  Quarter:       42.4%  -  4th  Qtr.  of  1999
Worst  Quarter:     -33.5%  -  3rd  Qtr.  of  2001

              Average Annual Total Returns As Of December 31, 2001:




                             1 YEAR   SINCE INCEPTION2
Class I shares1            -30.31%              6.04%
Class III shares3          -30.31%              6.04%
Class IV shares3           -30.31%              6.04%
The Russell Midcap Index4  -20.15%              6.23%

1    The existing shares of the GVIT Mid Cap Fund were designated Class I shares as  of  May  1,  2001.

2    The  GVIT  Mid  Cap  Fund  commenced  operations  on  October  31,  1997.

3 These returns are based on the performance of the Class I shares of the GVIT Mid Cap Fund which was achieved through December 31, 2001, prior to the creation of Class III or Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class III or Class IV shares would have produced because Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same.

4 The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. The GVIT Mid Cap Fund is changing the index to which it is compared to the Russell Midcap Index because this index more accurately reflects trends in market capitalizations resulting from appreciation and depreciation of the market. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.





                             GVIT MONEY MARKET FUND

                      Annual Total Returns-Class I Shares1:





1992 . . . . . . . . . . .  3.40%
1993 . . . . . . . . . . .  2.80%
1994 . . . . . . . . . . .  3.90%
1995 . . . . . . . . . . .  5.70%
1996 . . . . . . . . . . .  5.10%
1997 . . . . . . . . . . .  5.30%
1998 . . . . . . . . . . .  5.30%
1999 . . . . . . . . . . .  4.80%
2000 . . . . . . . . . . .  6.00%
2001 . . . . . . . . . . .  3.60%




Best  Quarter:      1.6%  -  4th  Qtr.  of  2000
Worst  Quarter:     0.5%  -  4th  Qtr.  of  2001

              Average Annual Total Returns As Of December 31, 2001:
                           1 YEAR   5 YEARS   10 YEARS
Class I shares1             3.60%     5.00%     4.58%
Class IV shares2            3.60%      5.00%    4.58%
Class V shares2             3.60%      5.00%    4.58%

1     The  existing shares of the GVIT Money Market Fund were designated Class I shares  as  of  May  1,  2001.

2     These  returns  are  based on the performance of the Class I shares of the
GVIT Money Market Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares and Class V shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class IV or Class V shares would have produced because Class IV and Class V shares invest in, or will invest in, the same portfolio of securities as Class I shares. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same. For Class V shares, the annual returns would differ from those of Class I shares only to the extent that Class V shares have lower expenses.



     Financial  Highlights

     For certain financial highlights for each GVIT Acquiring Fund (other than the GVIT Equity 500 and GVIT International Value Funds), please see Exhibit C to this Prospectus/Proxy Statement. The information should be read in conjunction with the financial statements and notes contained in each GVIT Acquiring Fund's Annual Report and Semi-Annual Report to Shareholders, which are available upon request.

     Additional  Information  --  GVIT  Acquiring  Funds

     Additional information about each GVIT Acquiring Fund is included in the GVIT SAI and the Statement of Additional Information dated December __, 2002
(relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of the Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge by contacting GVIT at 1-800-___-____ or by writing GVIT at _________________, _________ _____. GVIT and the GVIT Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. In accordance with the 1934 and 1940 Acts, GVIT and the GVIT Acquiring Funds file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by GVIT and the GVIT Acquiring Funds can be obtained by calling or writing GVIT, and can also be inspected and copied (upon payment of any applicable fees) by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1200, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained from the SEC through its Public Reference Room, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or from its Internet site at http://www.sec.gov. To request information regarding GVIT and the GVIT Acquiring Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

     This Prospectus/Proxy Statement, which constitutes part of a registration statement filed by GVIT with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in the registration statement. Reference is hereby made to the registration statement on Form N-14 and to the exhibits thereto for further information with respect to GVIT and the GVIT Acquiring Funds and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

     Additional  Information  --  Market  Street  Portfolios

     Information about the Market Street Portfolios is contained in the Market Street Portfolios' current Prospectus, Annual Report to Shareholders, Semi-Annual Report to Shareholders, Statement of Additional Information, and the Statement of Additional Information dated December __, 2002 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectus, Annual Report, Semi-Annual Report, and Statement of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from Market Street by calling 1-800-523-4681, or by writing Market Street at c/o NLICA, 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181. Market Street and the Market Street Portfolios are subject to the informational requirements of the 1934 Act and the 1940 Act and, in accordance therewith, file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by Market Street and the Market Street Portfolios can be obtained by calling or writing Market Street and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section or from the SEC's Internet site at http://www.sec.gov. To request information regarding Market Street, you may also send an e-mail to the SEC at publicinfo@sec.gov.

 PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH GARTMORE-U.S.

INTRODUCTION

     At the Meeting, you also will be asked to approve the New Advisory Agreement for your Market Street Portfolio(s). A copy of the New Advisory Agreement is attached to this Prospectus/Proxy Statement as Exhibit D. As a result of the Acquisition, certain key personnel unexpectedly left MSIM, Market Street's former investment adviser, and MSIM and NLICA were further advised that certain additional key personnel would leave MSIM shortly thereafter. As a result, the Board of Market Street terminated the then current advisory agreement with MSIM (the "MSIM Agreement") and approved an interim investment advisory agreement with Gartmore-U.S. with terms substantially similar to the MSIM Agreement. As discussed below, since the termination of the MSIM Agreement on October 1, 2002, Gartmore-U.S. has been providing investment advisory services to the Market Street Portfolios under the terms of the Interim Advisory Agreement.

     Interim  Advisory  Agreement

     To assure the continued supervision of the investments of the Market Street Portfolios after the Acquisition and the termination of the MSIM Agreement, the Board (including a majority of the Independent Trustees) of Market Street approved the Interim Advisory Agreement for each Market Street Portfolio pursuant to Rule 15a-4 under the 1940 Act at an in-person meeting of the Board of Trustees of Market Street held on September 20, 2002. As required by Rule 15a-4 and consistent with earlier representations made by NFS to the Market Street Board with respect to the Acquisition, the terms and conditions of the Interim Advisory Agreement are identical in all material respects to the MSIM Agreement, including the rate of investment advisory fee, except for the Interim Advisory Agreement's dates of effectiveness and termination and escrow provisions and other terms permitted by Rule 15a-4.

     The Interim Advisory Agreement became effective on October 1, 2002, (the "Interim Advisory Agreement Effective Date") and will terminate the earlier of 150 days from the Interim Advisory Agreement Effective Date or upon shareholder approval of a new investment advisory agreement. The Interim Advisory Agreement also provides that the Board of Market Street or, as to a particular Market Street Portfolio, a majority of that Market Street Portfolio's "outstanding voting securities," as that term is defined in the 1940 Act, may terminate the Interim Advisory Agreement on 10 calendar days' written notice to Gartmore-U.S. The Interim Advisory Agreement terminates in the event of an "assignment," as that term is defined in the 1940 Act.

     Pursuant to the terms of the Interim Advisory Agreement, the maximum amount of compensation payable to Gartmore-U.S. during this interim period is no greater than that which would have been payable to MSIM under the MSIM Agreement. Please see "FURTHER INFORMATION ABOUT OPERATIONS" above for information regarding the investment advisory fees paid by the Market Street Portfolios. For information regarding the investment advisory fees paid by the Market Street Portfolios to MSIM for the fiscal year ended December 31, 2001, please see "INVESTMENT ADVISORY AND OTHER SERVICES" in the Market Street Portfolio's Statement of Additional Information which is incorporated herein by reference.

     In accordance with the provisions of Rule 15a-4, the compensation to be paid to Gartmore-U.S. under the Interim Advisory Agreement is currently being held in an interest-bearing escrow account with Fifth Third Bank, the custodian bank for each of GVIT and Market Street. Any costs of maintaining such escrow account has been borne by Gartmore-U.S. The Interim Advisory Agreement also provides that, if the shareholders of a Market Street Portfolio approve a new investment advisory agreement with Gartmore-U.S. no later than 150 days from the Interim Advisory Agreement Effective Date, Gartmore-U.S. is entitled to the compensation held in the interest-bearing escrow account (including interest earned) with respect to that Portfolio. If the shareholders of a Market Street Portfolio do not approve a new investment advisory agreement with Gartmore-U.S. within that time period, the Interim Advisory Agreement provides that Gartmore-U.S. is entitled to be paid, out of the interest-bearing escrow account, the lesser of the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or any costs incurred by Gartmore-U.S. in performing its duties under the Interim Advisory Agreement prior to its termination (plus interest earned on the amount while in the interest-bearing escrow account). Such amount will be released to Gartmore-U.S. from the interest-bearing escrow account. Any excess monies held in the interest-bearing escrow account will be returned to the relevant Market Street Portfolio.

     New  Advisory  Agreement

     At the September 20, 2002 Board meeting, the Board of Market Street also approved a New Advisory Agreement with Gartmore-U.S. The New Advisory Agreement is identical in all material respects to the Interim Advisory Agreement, including the rate of investment advisory fee, except for the New Advisory Agreement's effective and termination dates and the provisions regarding the escrow of fees. Specifically, the New Advisory Agreement provides that the Agreement will become effective, as to a Market Street Portfolio, on the date the shareholders of that Market Street Portfolio approve the New Advisory
Agreement. If shareholders of a Market Street Portfolio approve the New Advisory Agreement, it will remain in effect as to that Market Street Portfolio until the earlier of February __, 2005, or until the Closing of the Reorganization (currently anticipated to occur on or about April 28, 2003), unless otherwise terminated.

     As noted above and in accordance with Rule 15a-4 under the 1940 Act, shareholder approval of the New Advisory Agreement is necessary in order for Gartmore-U.S. to receive the escrowed investment advisory fees. The rate of investment advisory fee under each of the Interim Advisory Agreement and New Advisory Agreement is identical to the rate of advisory fee under the MSIM Agreement. As to each Market Street Portfolio, approval of the New Advisory Agreement would also permit Gartmore-U.S. to continue to serve as investment adviser until consummation of the Reorganization of that Portfolio.

     If shareholders of a particular Market Street Portfolio do not approve the New Advisory Agreement, the Board of Trustees of Market Street will take appropriate action with respect to that Portfolio's investment advisory arrangements.

BOARD  CONSIDERATIONS

     In determining whether to approve the Interim Advisory Agreement and New Advisory Agreement with Gartmore-U.S., the Board, including a majority of the Independent Trustees, of Market Street, determined that the scope and quality of services to be provided under both the Interim Advisory Agreement and the New Advisory Agreement were at least equivalent to those provided under the MSIM Agreement. In addition, the Board considered the changes in personnel at MSIM as a result of the Acquisition, the desire to continue the Market Street Portfolios' investment program without substantial disruption and the factors relating to the proposed Reorganization as described above.

     The Board also considered the fact that there were no material differences between the terms and conditions of the Interim Advisory Agreement, the New Advisory Agreement and the MSIM Agreement, other than the party to the contract, the dates of effectiveness, and termination provisions and, with respect to the Interim Advisory Agreement, the escrow provisions and other terms required by Rule 15a-4. The Board of Market Street also considered both the Interim Advisory Agreement and New Advisory Agreement in and of themselves and as part of the Board's overall approval of the Plan. The Board considered, among other things, the factors set forth above under "INFORMATION ABOUT THE REORGANIZATION
-  Considerations  by  the  Board  of  Trustees  of  Market  Street."

     Based upon the considerations set forth above, the Trustees of Market Street have determined that the New Advisory Agreement is in the best interest of each Market Street Portfolio and its shareholders. The Board believes that the Market Street Portfolios will receive investment advisory services under the New Advisory Agreement equivalent to those that the Market Street Portfolios received under the MSIM Agreement, and at the same fee and expense levels.

COMPARISON  OF  THE  MSIM  AGREEMENT  AND  NEW  ADVISORY  AGREEMENT

     Advisory  Services

     The  advisory  services  to  be  provided  by  Gartmore-U.S.  under the New
Advisory Agreement are identical to those provided by MSIM under the MSIM Agreement. Under the MSIM Agreement, MSIM was to provide a continuous investment program for each of the Market Street Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolios, subject to the supervision of the Board of Market Street. Under the MSIM Agreement, MSIM was to determine from time to time what securities and other investments were to be purchased, retained, or sold with respect to Market Street Portfolios and was to implement such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as MSIM may have selected. MSIM was to provide the services under the MSIM Agreement in accordance with each Market Street Portfolio's investment objectives, policies, and restrictions, as stated in the current prospectus of the Market Street Portfolios and resolutions of the Board of Market Street. Gartmore-U.S. has the same obligations and duties under the New Advisory Agreement.

     Under both the MSIM Agreement and New Advisory Agreement, the adviser is to maintain all books and records with respect to the securities transactions of the Market Street Portfolios and is to furnish the Board such periodic and special reports as the Board may request.

     Subadvisers

     Both the MSIM Agreement and the New Advisory Agreement provide that the adviser may from time to time employ or associate with itself such person or persons as the adviser believes to be fitted to assist the adviser in the performance of the Agreement (each a "subadviser"); provided, however, that the compensation of such persons or persons shall be paid by the adviser and that the adviser shall be as fully responsible to Market Street for the acts and omissions of any such person as the adviser is for its own acts and omissions; and provided further, that the retention of any subadviser shall be approved as may be required by the 1940 Act. In the event that any subadviser is terminated, the adviser may provide investment advisory services pursuant to the relevant Agreement to the Market Street Portfolios without further shareholder approval.

     Fees

     The rate of investment advisory fees payable under the New Advisory Agreement by each Market Street Portfolio is equal to the rate for such Portfolio payable under the MSIM Agreement. See "INFORMATION ABOUT THE GVIT ACQUIRING FUNDS AND THE MARKET STREET PORTFOLIOS - Further Comparison of Operations" in Proposal 1 for a recital of those fees.

     Payment  of  Expenses

     Under both the MSIM Agreement and the New Advisory Agreement, the investment adviser is to pay all expenses incurred by it in connection with its activities under the relevant agreement, other than the cost of securities (including brokerage commissions, if any) purchased or sold for the Market Street Portfolios.

     Brokerage

     Under the MSIM Agreement, the investment adviser agrees to place orders pursuant to its investment determinations for the Market Street Portfolios either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the investment adviser is to attempt to obtain prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the investment adviser is required to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the investment adviser is permitted, in its discretion and to the extent permitted by law, to purchase and sell portfolio securities to and from brokers and dealers who provided brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Market Street Portfolios and/or other accounts over which the investment adviser exercises investment discretion. Subject to the review of the Board of Trustees from time to time with respect to the extent and continuation of the policy, the investment adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Market Street Portfolios that was in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the investment adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the investment adviser with respect to the accounts as to which it exercised investment discretion.

     In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the investment adviser is permitted to consider the sale of shares of the Market Street Portfolios. Except as otherwise permitted by applicable laws, rules and regulations, in no instance were portfolio securities to be purchased from or sold to the investment adviser or any other affiliated person of the Market Street Portfolios or the investment adviser. In executing portfolio transactions for any Market Street Portfolio, the investment adviser is permitted, but was not obligated to, to the extent permitted by applicable laws and regulations, to aggregate the securities to be sold or purchased with those of other Market Street Portfolios and its other clients where such aggregation was not inconsistent with the policies set forth in the Market Street's registration statement. In such event, the investment adviser is to allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Market Street Portfolios and such other clients.

The  New  Advisory  Agreement  contains  identical  provisions.

     During the most recently completed fiscal year, brokerage transactions for certain of the Market Street Portfolios were executed through broker-dealers that were affiliated with the subadviser to the respective Market Street Portfolio. The amount of brokerage commission paid to such broker-dealers and the percentage of the relevant Market Street Portfolio's aggregate commissions paid to any such broker-dealer can be found in the "Portfolio Transactions and Brokerage Allocation" section of Market Street SAI.

     Limitation  of  Liability

     The MSIM Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Market Street Portfolios in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     The  New  Advisory  Agreement  contains  an  identical  provision.

     Continuance

     If shareholders of a particular Market Street Portfolio approve the New Advisory Agreement, it will continue until __________, 2004, unless terminated. The New Advisory Agreement may be continued from year to year thereafter as to a particular Market Street Portfolio by a majority vote of the Board of Market Street, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, or by a vote of a majority of all votes attributable to the outstanding shares of that Portfolio. The New Advisory Agreement provides that, with respect to a particular Market Street Portfolio, it will immediately terminate upon consummation of the Reorganization of that Market Street Portfolio.

     Termination

     The  MSIM  Agreement  provided that it may be terminated as to a particular
Market Street Portfolio at any time on 60 days' written notice to the other party, without the payment of any penalty, by Market Street (by vote of the Board of Market Street or by vote of a majority of the outstanding voting securities of such Market Street Portfolio) or by MSIM. The MSIM Agreement also provided that it would immediately terminate in the event of its assignment.

     The New Advisory Agreement contains identical termination provisions and, in addition, provides that, as to a particular Market Street Portfolio, it will immediately terminate upon consummation of the Reorganization of that Market Street Portfolio.

     The MSIM Agreement was effective January 26, 2001, and continuance of the MSIM Agreement was most recently approved unanimously by the Trustees, including a majority of the Independent Trustees, with respect to each Market Street Portfolio, on _____________, 2001. The MSIM Agreement was approved by shareholders of each of the Market Street Portfolios on January 12, 2001.

ADDITIONAL  INFORMATION  ABOUT  GARTMORE-U.S.

     Gartmore-U.S. was organized in 1999 and manages mutual funds. As of July 31, 2002, Gartmore-U.S. and its affiliates had approximately $29.3 billion in assets under management, of which $14 billion was managed by Gartmore-U.S. In addition to the GVIT Acquiring Funds, Gartmore-U.S. currently serves as investment adviser to 13 other series of investment companies that have investment objectives and strategies similar to those of the Market Street Portfolios (as indicated below). The net assets and investment advisory fees as of June 30, 2002, for the 13 other investment companies are set forth in the following table:





                                          NET                       ADVISORY                          EXPENSE
FUND                                     ASSETS                      FEES*                            LIMITS
----------------------------------------------------------------------------------------------------------------------
GARTMORE TOTAL RETURN FUND1          $1,773,395,654  0.60% up to $250 million
                                                     0.575% on the next $750 million
                                                     0.55% on the next $1.0 billion
                                                     0.525% on the next $3.0 billion
                                                     0.50% on $5.0 billion and more
----------------------------------------------------------------------------------------------------------------------
GARTMORE GROWTH FUND2                $  331,264,541  0.60% up to $250 million
                                                     0.575% on the next $750 million
                                                     0.55% on the next $1.0 billion
                                                     0.525% on the next $3.0 billion
                                                     0.50% on $5.0 billion and more
----------------------------------------------------------------------------------------------------------------------
NATIONWIDE LARGE CAP GROWTH FUND2    $   38,908,615  0.80% up to $150 million                                    1.05%
                                                     0.70% $150 million and more
----------------------------------------------------------------------------------------------------------------------
GARTMORE LARGE CAP VALUE FUND3       $   28,764,483  0.75% up to $100 million                                    1.00%
                                                     0.70% on $100 million and more
----------------------------------------------------------------------------------------------------------------------
GARTMORE MILLENNIUM GROWTH FUND8     $   21,725,357  1.03% up to $250 million                                    1.20%
                                                     1.00% $250 million up to $1.0 billion
                                                     0.97% $1.0 billion up to $2.0 billion
                                                     0.94% $2.0 billion up to $5.0 billion
                                                     0.91% $5.0 million and more
----------------------------------------------------------------------------------------------------------------------
GVIT SMALL CAP GROWTH FUND4          $  121,024,617  1.10% of average daily net assets                  1.30% Class I
                                                                                                       1.55% Class II
----------------------------------------------------------------------------------------------------------------------
GARTMORE VALUE OPPORTUNITIES FUND5   $   29,542,701  0.70% up to $250 million                                    1.00%
                                                     0.675% $250 million up to $1.0 billion
                                                     0.65% $1.0 billion up to $2.0 billion
                                                     0.625% $2.0 billion up to $5.0 billion
                                                     0.60% $5.0 million and more
----------------------------------------------------------------------------------------------------------------------
NATIONWIDE SMALL CAP FUND4,5         $   30,996,298  0.95% up to $100 million                                    1.20%
                                                     0.80% $100 million and more
----------------------------------------------------------------------------------------------------------------------
NORTHPOINTE SMALL CAP VALUE FUND5    $   35,504,924                     0.85% of net assets                      1.00%
----------------------------------------------------------------------------------------------------------------------
GARTMORE BOND FUND6                  $  137,702,912  0.50% up to $250 million                                    0.79%
                                                     0.475% $250 million up to $1.0 billion
                                                     0.45% $1.0 billion up to $2.0 billion
                                                     0.425% $2.0 billion up to $5.0 billion
                                                     0.40% $5.0 million and more
----------------------------------------------------------------------------------------------------------------------
NATIONWIDE S & P 500 INDEX FUND7     $  503,402,258  0.13% up to $1.5 billion                0.63% for Class A shares
                                                     0.12% $1.5 billion up to $3.0 billion   1.23% for Class B shares
                                                     0.11% $3.0 billion and more             1.23% for Class C shares
                                                                                             0.48% for Institutional
                                                                                             Service Class shares
                                                                                             0.63% for Service Class
                                                                                             shares
                                                                                             0.23% for Institutional
                                                                                             Class shares
                                                                                                 0.35% for Local Fund
                                                                                             shares
----------------------------------------------------------------------------------------------------------------------
GARTMORE MONEY MARKET FUND9          $1,724,768,889  0.40% up to $1.0 billion                0.75% for Service Class
                                                     0.38% $1.0 billion up to $2.0 billion   Shares
                                                     0.36% $2.0 billion up to $5.0 billion
                                                     0.34% $5.0 million and more
----------------------------------------------------------------------------------------------------------------------
GARTMORE GVIT MONEY MARKET FUND II9  $   64,876,619  0.50% on assets up to $1 billion                            1.30%
                                                     0.48% on assets of $1 billion and more
                                                     but less than $2 billion
                                                     0.46% on assets of $2 billion and more
                                                     but less then $5 billion
                                                     0.44% for assets of $5 billion and
                                                     more
----------------------------------------------------------------------------------------------------------------------

*     Calculated  as  an  annual  percentage  of  the  fund's  average  daily  net  assets.
1     This  fund  has  investment  objectives  and  strategies  which  are  similar  to the MS Broad Equity Portfolio.
2     These  funds  have  investment objectives and strategies which are similar to the MS Large Cap Growth Portfolio.
3     This  fund  has  investment  objectives  and  strategies  which are similar to the MS Large Cap Value Portfolio.
4     These  funds  have  investment objectives and strategies which are similar to the MS Small Cap Growth Portfolio.
5     These  funds  have  investment  objectives and strategies which are similar to the MS Small Cap Value Portfolio.
6     This  fund  has  investment  objectives  and  strategies  which  are  similar  to  the  MS  Bond  Portfolio.
7     This  fund  has  investment  objectives  and  strategies which are similar to the MS Equity 500 Index Portfolio.
8     This  fund  has  investment  objectives  and  strategies  which  are similar to the MS Mid Cap Growth Portfolio.
9     These  funds  have  investment  objectives  and  strategies  which are similar to the MS Money Market Portfolio.



     In addition, GISI, a wholly-owned subsidiary of GSA, 1200 River Road, Conshohocken, Pennsylvania 19428, serves as transfer agent and dividend disbursing agent for the Market Street Portfolios. No fees were paid to GISI during the fiscal year ended December 31, 2001, because the transfer agency agreement became effective on October 1, 2002.

     The following table sets forth the name, address and principal occupation of the principal executive officer of Gartmore-U.S. and the Directors of Gartmore Global Investments, Inc., Gartmore-U.S.'s managing unit holder. The address for the principal executive officer is 1200 River Road, Conshohocken, Pennsylvania 19428. Each Director of Gartmore Global Investments, Inc. is located at One Nationwide Plaza, Columbus, Ohio 43215.




NAME                       TITLE                               PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------
PAUL JAMES HONDROS  President and Chief   Director, President and Chief Executive Officer of Gartmore
                    Executive Officer of  Distribution Services, Inc., Gartmore Investor Services, Inc.,
                    Gartmore U.S.         Gartmore Morley Financial Services, Inc., Gartmore Global
                                          Investments, Inc., and NorthPointe Capital, LLC.  President
                                          and Chief Executive Officer of Gartmore Global Asset
                                          Management Trust, Gartmore-U.S., and GSA.  Director and
                                          Chairman of GVIT and Gartmore Mutual Funds.
-------------------------------------------------------------------------------------------------------------
JOSEPH J. GASPER    Director, Gartmore    Director, President and Chief Operating Officer of Nationwide
                    Global Investments,   Life Insurance Company, Nationwide Life and Annuity
                    Inc.                  Insurance Company, and NFS.  Director and Chairman of the
                                          Board of Nationwide Investment Services Corp.  Director and
                                          Vice Chairman of NorthPointe Capital, LLC and Gartmore
                                          Global Investments, Inc.  Director of Leben Dierkt Insurance
                                          Company.  Trustee of GVIT and Gartmore Mutual Funds
-------------------------------------------------------------------------------------------------------------
DONNA A. JAMES      Director, Gartmore    Director and Executive Vice President of Gartmore Global
                    Global Investments,   Investments, Inc.  Executive Vice President and Chief
                    Inc.                  Administrative Officer of Nationwide Mutual Insurance
                                          Company and NFS.
-------------------------------------------------------------------------------------------------------------
W.G. JURGENSEN      Director, Gartmore    Chief Executive Officer and Director of Nationwide Mutual
                    Global Investments,   Insurance Company, NFS, Cal Farm Insurance Company,
                    Inc.                  Farmland Mutual Insurance Company, Nationwide Mutual Fire
                                          Insurance Company and Nationwide Property and Casualty
                                          Insurance Company.  Chairman and Chief Executive Officer
-------------------------------------------------------------------------------------------------------------
                                          Nationwide General Insurance Company, Nationwide
                                          Indemnity Company, Gartmore Global Investments, Inc. and
                                          Nationwide Investment Services Corporation.  Chairman of
                                          NorthPointe Capital, LLC and Nationwide Securities, Inc.
-------------------------------------------------------------------------------------------------------------
GALEN BARNES        Director, Gartmore    Director of Scottsdale Insurance Company and Gartmore
                    Global Investments,   Global Investments, Inc.  Director and Chairman of the Board
                    Inc.                  of ALLIED Property and Casualty Insurance Company.

                                          President and Chief Executive Officer of Nationwide Mutual
                                          Insurance Company, Nationwide Mutual Fire Insurance
                                          Company and Nationwide Property and Casualty Insurance
                                          Company.  Executive Vice President of NFS, Nationwide Life
                                          Insurance Company and Nationwide Life and Annuity
                                          Insurance Company.
-------------------------------------------------------------------------------------------------------------
MICHAEL C. KELLER   Director, Gartmore    Director and Executive Vice President-Chief Information
                    Global Investments,   Officer of Nationwide Mutual Insurance Company, Nationwide
                    Inc.                  Mutual Fire Insurance Company and NFS.

                               VOTING INFORMATION

     GENERAL

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Market Street of proxies for use at the Meeting to be held on February 21, 2003 at _:00 _.m., Eastern time at the principal offices of Market Street, 1000 Chesterbrook Boulevard, Berwyn,
Pennsylvania 19312-1181, and at any adjournments thereof. The costs of solicitation will be paid by Gartmore-U.S., NFS and GGI. GGI is located at 1200 River Road, Conshohocken, Pennsylvania 19428.

     NLICA, NLACA, NLIC, and certain separate accounts supporting variable life insurance policies and variable annuity contracts issued by NLICA, NLACA, and NLIC, respectively, are the only shareholders of the Market Street Portfolios. However, each of NLICA, NLACA, and NLIC hereby solicits and agrees to vote the shares of the applicable Market Street Portfolios at the Meeting in accordance with timely instructions received from owners of variable contracts having contract values allocated to separate accounts invested in these shares as of the record date. All properly executed Voting Instruction Forms must be received by [_________________] by __:00 p.m., Eastern time, on ___________,
February  __,  2003,  at  [______________],  ____________________, ____________.
Each variable contract owner has the right to instruct NLICA, NLACA, or NLIC, as applicable, as to the number of shares (and fractional shares) that, when added together, have an aggregate value on the record date equal to the value on the record date under that owner's contract allocated to each separate account holding shares.

     The number of shares of beneficial interest in a Market Street Portfolio for which an owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the account attributable to the variable contract owner as of the record date. NLICA, NLACA, or NLIC will vote any shares it owns and shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. In certain circumstances, NLICA, NLACA, and NLIC have the right to disregard voting instructions from certain owners; however, NLICA, NLACA, and NLIC do not believe that these circumstances exist with respect to the matters currently before shareholders. Owners may revoke previously submitted voting instructions given to NLICA, NLACA, or NLIC, as applicable, at any time prior to the Meeting by notifying NLICA, NLACA, or NLIC, as applicable, or the Secretary of Market Street, in writing.

     Each share of a Market Street Portfolio is entitled to vote on the basis of one vote per dollar of the net asset value of each share. Any fractional share of the Market Street Portfolio shall have proportionately the same voting rights as a whole share. Approval of each Proposal with respect to a Market Street Portfolio requires the affirmative vote of the lesser of (1) 67% or more of the votes attributable to the shares present at the Meeting, if the holders of more than 50% of the votes attributable to the shares entitled to be cast for that Market Street Portfolio are present in person or by proxy, or (2) more than 50% of the votes attributable to the shares entitled to be cast. The presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than 40% of the votes attributable to the shares entitled to be cast constitutes a quorum. Whether or not a quorum is present, a majority of the votes properly cast upon the question of adjournment may adjourn the Meeting for a period of not more than nine months if necessary to obtain additional instructions from contract owners.

     Shareholders of the GVIT Acquiring Funds are not required to approve the Reorganization or the New Advisory Agreement.

Appraisal  Rights


     Shareholders of the Market Street Portfolios are not entitled to any "dissenters' rights" under Market Street's Declaration of Trust or under the laws of the State of Delaware in connection with the Reorganization. Shareholders do, however, have the right to redeem their Market Street Portfolio shares at net asset value until the business day immediately preceding the Closing Date. Thereafter, shareholders may redeem from GVIT at net asset value the GVIT Acquiring Fund shares acquired by them in the Reorganization. In addition, variable contract holders may transfer their contractual interests in a Market Street Portfolio to another investment option within their variable contract as provided for under the terms of that contract, and for a one month period prior to, and following, the date of the Reorganization, such transfers may be made without counting them toward the maximum number of free transfers permitted under their variable contract.

     Record  Date

     The Board of Market Street has fixed the close of business on December 1, 2002, as the record date for the determination of shareholders entitled to vote at the Meeting. All shares for which NLICA, NLACA, or NLIC, as applicable, timely receives properly executed voting instructions, and which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with these instructions. The number of shares in the Market Street Portfolios outstanding as of the record date was:




MARKET STREET PORTFOLIO                OUTSTANDING SHARES
ALL PRO BROAD EQUITY PORTFOLIO          ____________________
ALL PRO LARGE CAP GROWTH PORTFOLIO      ____________________
ALL PRO LARGE CAP VALUE PORTFOLIO       ____________________
ALL PRO SMALL CAP GROWTH PORTFOLIO      ____________________
ALL PRO SMALL CAP VALUE PORTFOLIO       ____________________
EQUITY 500 INDEX PORTFOLIO              ____________________
INTERNATIONAL PORTFOLIO                 ____________________
MID CAP GROWTH PORTFOLIO                ____________________
BALANCED PORTFOLIO                      ____________________
BOND PORTFOLIO                          ____________________
MONEY MARKET PORTFOLIO                  ____________________



     To the best knowledge of Market Street and NLICA, NLACA, and NLIC, NLICA is the only owner who, as of _____________, 2002, has the right to instruct NLICA, NLACA, or NLIC, as applicable, as to 5% or more of the interests in a Market
Street Portfolio based on shares. As of that date, NLICA had contributed seed capital equaling approximately ____% of the shares of the MS Large Cap Value Portfolio, _____% of the shares of the MS Small Cap Growth Portfolio, and ____% of the shares of the MS Small Cap Value Portfolio.

     On the record date, the Trustees and officers of Market Street individually, and as a group, through variable contracts issued by NLICA [confirm], owned less than 1% of the outstanding shares of each Market Street Portfolio.

     On the record date, to the best knowledge of GVIT, only those persons listed on Exhibit E hereto, own of record or beneficially more than 5% of the outstanding shares of any class of shares of the GVIT Acquiring Funds. In addition, as of the record date, the Trustees and officers of GVIT, individually, and as a group, owned less than 1% of the outstanding shares of each GVIT Acquiring Fund.

OTHER  MATTERS

     Shareholder  Proposals

     As a general matter, Market Street does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of Market Street should send such proposal to Market Street at 300 Continental Drive, Newark, Delaware 19713. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of Market Street a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Inquiries

     Shareholders or owners may make inquiries concerning these proposals by contacting [Mellon Investor Services, Inc. at (866) 541-9695.]

Board  Recommendation

     After carefully considering the issues involved, the Board of Market Street has unanimously approved the proposed Reorganization and the New Advisory Agreement for each Market Street Portfolio. The Board of Trustees of Market Street recommends that you vote to approve the Plan and the New Advisory Agreement. Whether or not you expect to attend the Meeting, all contract owners are urged to sign, complete, and return the enclosed Voting Instruction Form promptly.

                     EXHIBITS TO PROSPECTUS/PROXY STATEMENT

EXHIBIT

A     Form  of  Agreement  and  Plan  of  Reorganization

B     GVIT's  Management's  Discussion  of  Fund  Performance

C     Financial  Highlights  for  the  GVIT  Acquiring  Funds

D Form of Investment Advisory Agreement between Market Street Fund and Gartmore Mutual Fund Capital Trust

E     Certain  Beneficial  Owners  of  Shares  of  GVIT

================================================================================

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement") is dated as of October 30, 2002, and is between Market Street Fund, a Delaware business trust ("Market Street"), and Gartmore Variable Insurance Trust, a Massachusetts business trust ("GVIT").

                             Background Information

A. Market Street is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company of the management type and has issued and outstanding shares of beneficial interest, without par value, of the following eleven series:

     All  Pro  Broad  Equity  Portfolio  ("Broad  Equity  Portfolio");
     All  Pro  Large  Cap  Growth  Portfolio  ("Large  Cap  Growth  Portfolio");
     All  Pro  Large  Cap  Value  Portfolio  ("Large  Cap  Value  Portfolio");
     All  Pro  Small  Cap  Growth  Portfolio  ("Small  Cap  Growth  Portfolio");
     All  Pro  Small  Cap  Value  Portfolio  ("Small  Cap  Value  Portfolio");
     Mid  Cap  Growth  Portfolio  ("Mid  Cap  Portfolio");
     Balanced  Portfolio  ("Balanced  Portfolio");
     International  Portfolio  ("International  Portfolio");
     Bond  Portfolio  ("Bond  Portfolio");
     Equity  500  Index  Portfolio  ("Index  Portfolio");  and
     Money Market Portfolio ("Money Market Portfolio", and, together with each Of Market Street's other ten series described in this paragraph, the "Acquired Portfolios" and singly, an "Acquired Portfolio").

B. GVIT is registered under the 1940 Act as an open-end investment company of the management type, and has authorized the issuance of Class IV shares of beneficial interest, without par value, of the following eleven series:

     Gartmore  GVIT  Total  Return  Fund  ("GVIT  Total  Return  Fund");
     Gartmore  GVIT  Growth  Fund  ("GVIT  Growth  Fund");
     Comstock  GVIT  Value  Fund  ("GVIT  Value  Fund");
     GVIT  Small  Company  Fund  ("GVIT  Small  Company  Fund");
     GVIT  Small  Cap  Value  Fund  ("GVIT  Small  Cap  Value  Fund");
     Strong  GVIT  Mid  Cap  Growth  Fund  ("GVIT  Mid  Cap  Fund");
     J.P.  Morgan  GVIT  Balanced  Fund  ("GVIT  Balanced  Fund");
     Dreyfus GVIT International Value Fund ("GVIT International Fund"); Gartmore GVIT Government Bond Fund ("GVIT Government Bond Fund");
     GVIT  Equity  500  Index  Fund  ("GVIT  Equity  500  Fund");  and
     Gartmore GVIT Money Market Fund ("GVIT Money Market Fund", and, together with each of GVIT's other ten series described in this paragraph, the "Acquiring Portfolios" and singly, an "Acquiring Portfolio").

C. Each of GVIT International Fund and GVIT Equity 500 Fund currently is a shell series, without assets or liabilities, created for the purpose of acquiring the assets and certain liabilities of its corresponding Acquired Portfolio.

D. Each Acquired Portfolio plans to transfer all assets belonging to such Portfolio, and to assign certain of the stated liabilities belonging to such Portfolio, to its corresponding Acquiring Portfolio, in exchange solely for Class IV shares of beneficial interest, without par value, of such corresponding Acquiring Portfolio ("Acquiring Portfolio Shares"), which are voting securities, followed by the distribution of the Acquiring Portfolio Shares by each Acquired Portfolio to the shareholders of such Acquired Portfolio in connection with the dissolution of the Acquired Portfolio, all upon the terms and provisions of this Agreement (individually and together, the "Reorganization").

E. The Acquired Portfolios and the Acquiring Portfolios correspond to one another as follows:




Broad Equity Portfolio . .  corresponds to                  GVIT Total Return Fund
Large Cap Growth Portfolio  corresponds to                  GVIT Growth Fund
Large Cap Value Portfolio.  corresponds to                  GVIT Value Fund
Small Cap Growth Portfolio  corresponds to                  GVIT Small Company Fund
Small Cap Value Portfolio.  corresponds to                  GVIT Small Cap Value Fund
Mid Cap Portfolio           corresponds to                  GVIT Mid Cap Fund
Balanced Portfolio          corresponds to                  GVIT Balanced Fund
International Portfolio. .  corresponds to                  GVIT International Fund
Bond Portfolio              corresponds to                  GVIT Government Bond Fund
Index Portfolio             corresponds to                  GVIT Equity 500 Fund
Money Market Portfolio . .  corresponds to                  GVIT Money Market Fund



F. Each of the Acquired Portfolios and the Acquiring Portfolios (except for GVIT International and GVIT Equity 500 Funds) has elected, and each of GVIT International and GVIT Equity 500 Funds intends to elect, to be a regulated investment company as described in Section 851 of the United States
     Internal  Revenue  Code  of  1986,  as  amended  (the  "Code").

G. This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Code for each Acquired Portfolio and its corresponding Acquiring Portfolio.

H. The Board of Trustees of Market Street has determined that the Reorganization is in the best interests of Market Street and each Acquired Portfolio and that the interests of the Acquired Portfolios' shareholders will not be diluted as a result thereof.

I. The Board of Trustees of GVIT has determined that the Reorganization is in the best interests of GVIT and each Acquiring Portfolio and that the interests of the Acquiring Portfolios' shareholders will not be diluted as a result thereof.


                             Statement of Agreement

     In consideration of the mutual promises herein contained, the parties to this Agreement hereby covenant and agree as follows:

1.   PLAN  OF  REORGANIZATION

     (a) Sale of Assets. Subject to the prior approval of shareholders of the appropriate Acquired Portfolio and to the other terms and conditions contained herein (including the condition that each Acquired Portfolio shall distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(h) herein), Market Street and the Acquired Portfolios agree to assign, convey, transfer and deliver to GVIT and the corresponding Acquiring Portfolios, and GVIT and the Acquiring Portfolios agree to acquire from Market Street and the corresponding Acquired Portfolios on the Exchange Date (as defined below), all of the Investments (as defined below), cash and other assets of the corresponding Acquired Portfolios (collectively, "Assets"), in exchange for that number of full and fractional Acquiring Portfolio Shares of the corresponding Acquiring Portfolio having an aggregate net asset value equal to the value of all Assets of the Acquired Portfolio transferred to the Acquiring Portfolio, as provided in Section 4, less the liabilities of that Acquired Portfolio and Market Street to be assumed by the Acquiring Portfolio as described below.

     (b) Assets Acquired. The Assets to be acquired by the Acquiring Portfolios from Market Street on behalf of the Acquired Portfolios shall consist of all of Market Street's and the corresponding Acquired Portfolios' property, including, without limitation, all Investments (as defined below), cash and dividends or interest receivables which are owned by Market Street and the corresponding Acquired Portfolios, and any deferred or prepaid expenses shown as an asset on the books of Market Street and the corresponding Acquired Portfolios, as of the Valuation Time described in Section 4. As used in this Agreement, the term "Investments" shall mean the Acquired Portfolios' investments shown on the statements of assets and liabilities at June 30, 2002 referred to in Section 2(c) hereof, as supplemented with such changes as Market Street shall make after June 30, 2002 only in the ordinary course of its business.

     (c) Liabilities Assumed. Prior to the Exchange Date, Market Street will use its best efforts to discharge or cause to be discharged, or make provision for the payment of, all of its known liabilities and obligations. Each Acquiring Portfolio shall assume those liabilities, expenses, costs, charges and reserves of the corresponding Acquired Portfolio reflected in the unaudited statements of assets and liabilities of such Acquired Portfolio as of the Valuation Time (the "Stated Liabilities"), prepared by or on behalf of Market Street and the Acquired Portfolios as of the Valuation Time in accordance with generally accepted accounting principles consistently applied from and after December 31, 2002.

     (d) Liquidation and Dissolution. Upon consummation of the transactions described in Section 1(a), 1(b) and 1(c) above, each Acquired Portfolio shall distribute to its shareholders of record as of the Exchange Date the Acquiring Portfolio Shares received by it, each Acquired Portfolio shareholder of record thereof being entitled to receive that number of Acquiring Portfolio Shares equal to the proportion which the number of shares of beneficial interest, no par value, of the Acquired Portfolio held by such shareholder bears to the total number of such shares of the Acquired Portfolio outstanding on such date. Market Street shall take such further action as may be required, necessary or appropriate under Market Street's Declaration of Trust, Delaware law and the Code to effect the complete liquidation and dissolution of such Acquired Portfolios. Market Street will fulfill all of its reporting and filing requirements under the 1940 Act, that arise both before and after the Exchange Date, including without limitation filing final tax returns on behalf of the Acquired Portfolios, a final Form N-SAR and Form N-8F.

     2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MARKET STREET. Market Street represents and warrants to and agrees with GVIT and the Acquiring Portfolios that:

          (a) Market Street is a business trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Each Acquired Portfolio is a legally designated, separate series of Market Street.

          (b) Market Street is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. Market Street has elected to qualify and has qualified each of the Acquired Portfolios as a regulated investment company under Part I of Subchapter M of the Code as of and since such Acquired Portfolio's first taxable year, and each such Acquired Portfolio is qualified and intends to continue to qualify as a regulated investment company for its current taxable year and for its taxable year ending upon its liquidation.

          (c) The statements of assets and liabilities, including the statements of investments as of December 31, 2001, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for Market Street and the Acquired
               Portfolios, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of Market Street, have been furnished to GVIT. The unaudited statements of assets and liabilities, including the statements of investments as of June 30, 2002, and the related statements of operations and statements of changes in net assets for the period then ended, for Market Street and the Acquired Portfolios, have been furnished to GVIT. Such statements of assets and liabilities fairly present the financial position of Market Street and the Acquired Portfolios as of such dates and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of Market Street or any Acquired Portfolios as of such dates which are not disclosed therein.

          (d) The Prospectus of Market Street and the Acquired Portfolios dated May 1, 2002 and its related Statement of Additional Information dated May 1, 2002, each as amended to date (together, the "Market Street Prospectus"), in the form filed by or on behalf of Market Street under the Securities Act of 1933, as amended (the "1933 Act"), with the U.S. Securities and Exchange Commission (the "Commission") and previously furnished to GVIT, did not as of their date, do not as of the date hereof, and will not as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Except as may have been previously disclosed to GVIT, there are no material legal, administrative or other proceedings pending or, to the knowledge of Market Street, threatened against Market Street or any Acquired Portfolio. Market Street knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

          (f) There are no material contracts outstanding to which Market Street or any Acquired Portfolio is a party, other than as disclosed in the Market Street Prospectus or to GVIT in writing, and there are no such contracts or commitments (other than this Agreement) which will be terminated with liability to Market Street or any Acquired Portfolio on or prior to the Exchange Date.

          (g) Market Street and the Acquired Portfolios have no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to them on the statements of assets and liabilities at June 30, 2002, and those incurred since that date in the ordinary course of Market Street's business as an investment company and of a similar nature to and consistent with those shown on such statements of assets and liabilities at June 30, 2002. Market Street and the Acquired Portfolios will not incur any liability of a material nature, contingent or otherwise, other than those incurred in the ordinary course of Market Street's business as an investment company and of a similar nature to and consistent with those shown on such statements of assets and liabilities at June 30, 2002, from the date hereof through the Exchange Date, without the prior express written consent of GVIT.

          (h) The Investments include, and as of the Exchange Date will include, only those securities or investments described in the Market Street Prospectus and are consistent with, and as of the Exchange Date will be consistent with, the investment objective, policies and restrictions of the applicable Acquired Portfolio in all material respects.

          (i) Market Street and the Acquired Portfolios have filed or will file all federal, state and local tax returns which, to the knowledge of Market Street's officers, are required to be filed by Market Street and the Acquired Portfolios and have paid or will pay all federal, state and local taxes shown to be due on said returns or on any assessments received by Market Street or the Acquired Portfolios. All tax liabilities of Market Street and the Acquired Portfolios have been adequately provided for on their books, and no tax deficiency or liability of Market Street or the Acquired Portfolios has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) As of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 2(l), Market Street and the Acquired Portfolios will have full right, power and authority to assign, transfer and deliver the Investments and any other of the Assets to be transferred to GVIT and the Acquiring Portfolios pursuant to this Agreement. On the Exchange Date, subject only to the delivery of the Investments and any such other Assets and the assumption of Stated
               Liabilities as contemplated by this Agreement, GVIT and the Acquiring Portfolios will acquire the Investments and any such other Assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Market Street or any Acquired Portfolio and, except as described in Section 2(k), without any restrictions upon the transfer thereof.

          (k) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Market Street or GVIT, except as previously disclosed to GVIT by Market Street prior to the date hereof.

          (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Market Street or any Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or state laws applicable to business trusts.

          (m) The registration statement (the "N-14 Registration Statement") to be filed with the Commission by GVIT on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy statement of Market Street included therein (the "Proxy Statement"), on the effective date of the N-14 Registration Statement and insofar as they relate to Market Street and the Acquired Portfolios, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 below and on the Exchange Date, the prospectus contained in the N-14 Registration Statement of which the Proxy Statement is a part, as amended or supplemented by any amendments or supplements filed with the Commission by GVIT (together, the "N-14 Prospectus"), insofar as it relates to Market Street and the Acquired Portfolios, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement made in reasonable reliance upon and in conformity with information furnished by GVIT or any Acquiring Portfolio to Market Street for use in the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement.

          (n)  Market Street is aware of no information that would indicate that
               (i) any Acquired Portfolio has, or has ever had, any shareholder that is not a segregated asset account within the meaning of
               Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in an Acquired Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) each Acquired Portfolio satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in
               Section  1.817-5(b)(1)(i)  and  (ii)  of  such  regulations.

     3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GVIT. GVIT represents and warrants to and agrees with Market Street that:

          (a) GVIT is a business trust validly existing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. Each Acquiring Portfolio is a legally designated, separate series of GVIT.
..
          (b) GVIT is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. GVIT has elected to qualify and has qualified each of the Acquiring Portfolios (except the GVIT International Fund and the GVIT Equity 500 Fund) as a regulated investment company under Part I of Subchapter M of the Code as of and since its first taxable year, and each such Acquiring Portfolio is qualified and intends to continue to qualify as a regulated investment company. The GVIT International Fund and the GVIT Equity 500 Fund each expect to qualify as regulated investment companies under Part I of Subchapter M of the Code.

          (c) The GVIT International Fund and GVIT Equity 500 Fund will have no assets or liabilities as of the Valuation Time.

          (d) The statements of assets and liabilities, including the statements of investments as of December 31, 2001, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for GVIT and the Acquiring Portfolios, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of GVIT, have been furnished to Market Street. The unaudited statements of assets and liabilities, including the statements of investments as of June 30, 2002, and the related statements of operations and statements of changes in net assets for the period then ended, for GVIT and the Acquiring Portfolios, have been furnished to Market Street. Such statements of assets and liabilities fairly present the financial position of GVIT and the Acquiring Portfolios as of such dates and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of GVIT or any Acquiring Portfolio as of such dates which are not disclosed therein.

          (e) GVIT and the Acquiring Portfolios have no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to them on the statements of assets and liabilities at June 30, 2002 and those incurred in the ordinary course of GVIT's business as an investment company since that date.

          (f) The prospectus of each Acquiring Portfolio (except the GVIT International Fund and the GVIT Equity 500 Fund) and the related Statement of Additional Information dated as of May 1, 2002, as supplemented or amended to date, in the forms filed by GVIT with the Commission and the prospectus of the GVIT International Fund and the GVIT Equity 500 Fund expected to be dated as of a date in November 2002, and the related Statement of Additional Information to be dated as of such date in the form to be filed by or on behalf of GVIT with the Commission (together, the "Acquiring Portfolio Prospectus"), have been or will be furnished to Market Street promptly upon the completion thereof and do not and will not as of their date or as of the Exchange Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) Except as may have been previously disclosed to Market Street, there are no material legal, administrative or other proceedings pending or, to the knowledge of GVIT, threatened against GVIT or any Acquiring Portfolio. GVIT knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

          (h) There are no material contracts outstanding to which GVIT or any Acquiring Portfolio is a party, other than as disclosed in the Acquiring Portfolio Prospectus or to Market Street in writing.

          (i) GVIT and the Acquiring Portfolios have filed or will file all federal, state and local tax returns which, to the knowledge of GVIT's officers, are required to be filed by GVIT and the Acquiring Portfolios and have paid or will pay all federal, state and local taxes shown to be due on such returns or on any assessments received by GVIT or the Acquiring Portfolios. All tax liabilities of GVIT and each Acquiring Portfolio have been adequately provided for on their books, and no tax deficiency or liability of GVIT or the Acquiring Portfolios has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) No consent, approval, authorization or order of any governmental authority is required for the consummation by GVIT or any Acquiring Portfolio of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, 1940 Act, state securities or Blue Sky laws or state laws applicable to business trusts.

          (k) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 3(j), GVIT and the Acquiring Portfolios will have full right, power and authority to acquire the Investments and any other Assets of Market Street and the Acquired Portfolios and to assume the Stated Liabilities to be transferred to the corresponding Acquiring Portfolios pursuant to this Agreement.

          (l) The N-14 Registration Statement, the N-14 Prospectus and the Proxy Statement, on the effective date of the N-14 Registration Statement and insofar as they relate to GVIT and the Acquiring
               Portfolios: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 and on the Exchange Date, the N-14 Prospectus insofar as it relates to GVIT and the Acquiring Portfolios, and the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement made in reasonable reliance upon and in conformity with information furnished by Market Street or any Acquired Portfolio to GVIT for use in the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement.

          (m) GVIT has no plan or intention to issue additional shares of the Acquiring Portfolios following the Reorganization except for shares issued in the ordinary course of GVIT's business as an open-end investment company, nor does GVIT have any plan or intention to redeem or otherwise reacquire any shares of the Acquiring Portfolios issued to Market Street shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. GVIT will actively continue Market Street's business in the same manner that Market Street conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of a substantial portion of the Investments to be acquired by GVIT in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of each Acquiring Portfolio as a regulated investment company under Subchapter M of the Code.

          (n) The Acquiring Portfolio Shares to be issued by GVIT have been duly authorized and, when issued and delivered by GVIT to Market Street pursuant to this Agreement and in accordance with the N-14 Registration Statement, will be legally and validly issued by GVIT and will be fully paid and nonassessable and no shareholder of GVIT will have any preemptive right of subscription or purchase in respect thereof.

          (o) The issuance of Acquiring Portfolio Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          (p) GVIT is aware of no information that would indicate that (i) any Acquiring Portfolio has, or has ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or an entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in an Acquiring Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) each Acquiring Portfolio satisfies, and at all times, since such regulations were adopted, has satisfied, the percentage diversification tests contained in Section 1.817(b)(1)(i) and (ii) of such regulations.

     4. EXCHANGE DATE; VALUATION TIME. On the Exchange Date (as defined below), GVIT will deliver to Market Street a number of corresponding Acquiring Portfolio Shares having an aggregate net asset value equal to the value of the Assets of Market Street and the Acquired Portfolios acquired by the respective Acquiring Portfolios, less the value of the Stated Liabilities of the Acquired Portfolios assumed, determined as hereafter provided in this Section 4.

          (a) Delivery of the Assets of Market Street to be transferred, assumption of the Stated Liabilities of Market Street to be assumed hereunder, and the delivery of Acquiring Portfolio Shares to be issued shall be made at the offices of GVIT, at 9:00 A.M. on April 28, 2003, or at such other time, date, and location agreed to by Market Street and GVIT, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

          (b) The Assets of Market Street and each Acquired Portfolio, less the Stated Liabilities to be assumed hereunder, will be computed as of the Valuation Time, using the valuation procedures set forth in the Market Street Prospectus.

          (c) The net asset value of each of the Acquiring Portfolio Shares will be determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the Acquiring Portfolio Prospectus. The Valuation Time shall be 4:00 P.M., Eastern time, on April 25, 2003, or such earlier or later day and time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time"). In the event that at the Valuation Time either: (i) the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of an Acquiring Portfolio or an Acquired Portfolio are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring
               Portfolio or an Acquired Portfolio is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

          (d) Each Acquiring Portfolio shall issue its Acquiring Portfolio Shares to Market Street on a share deposit receipt registered in the name of Market Street. Market Street shall distribute in liquidation the Acquiring Portfolio Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to GVIT's transfer agent, which will as soon as practicable make such modifications to the accounts for each former Market Street shareholder as may be necessary and appropriate. On the Exchange Date, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

          (e) The Acquiring Portfolios shall assume all Stated Liabilities of Market Street and the Acquired Portfolios, in connection with the acquisition of Assets except that recourse for assumed Stated Liabilities related to an Acquired Portfolio shall be limited to the corresponding Acquiring Portfolio. Other than the Stated Liabilities, the Acquiring Portfolios shall not assume any other liabilities of Market Street or the Acquired Portfolios, whether accrued or contingent in connection with the acquisition of Assets and subsequent dissolution of the Acquired Portfolios or Market Street or otherwise.

     5. EXPENSES, FEES, ETC. Except as set forth below, each of Market Street and GVIT shall be responsible for its respective fees and expenses of the Reorganization. Notwithstanding the foregoing, Gartmore Global Investments, Inc., the parent corporation to the investment adviser(s) of Market Street and GVIT, will be responsible for all of Market Street's and GVIT's fees and expenses of the Reorganization, including the N-14 Registration Statement, and all of Market Street's proxy solicitation and other costs associated with the special meeting(s) of the Market Street Board and shareholders of the Acquired Portfolios and all of Market Street's expenses of liquidation and dissolution, other than legal fees and expenses of legal counsel to the Market Street Board's independent trustees.

     6.   SPECIAL  MEETING  OF  SHAREHOLDERS;  DISSOLUTION

          (a) Market Street agrees to call a special meeting of shareholders of the Acquired Portfolios as soon as is practicable for the purpose of considering the transfer of all of the Assets, subject to Stated Liabilities, of the Acquired Portfolios to the corresponding Acquiring Portfolios as herein provided, authorizing and approving this Agreement, and authorizing and approving the liquidation and dissolution of the Acquired Portfolios, and it shall be a condition to the obligations of each of the parties hereto that the holders of shares of beneficial interest, no par value, of Market Street and the Acquired Portfolios shall have approved this Agreement, and the transactions contemplated herein, including the liquidation and dissolution of the Acquired Portfolios, in the manner required by law and Market Street's Declaration of Trust at such a meeting on or before the Valuation Time. Certified copies of the resolutions evidencing such approval shall be promptly delivered to GVIT after such special meeting.

          (b) Market Street agrees that the liquidation and dissolution of the Acquired Portfolios will be effected in the manner provided in Market Street's Declaration of Trust and in accordance with applicable law, and that it will not make any distribution of any Acquiring Portfolio Shares to the shareholders of the Acquired Portfolios without first paying or adequately providing for the payment of all of the Acquired Portfolios' and Market Street's known debts, obligations and liabilities.

          (c) Each of Market Street and GVIT will cooperate with the other and will use its reasonable best efforts to complete and file the N-14 Registration Statement, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and 1940 Act and the rules and regulations thereunder to be set forth in the N-14 Registration Statement, including the N-14 Prospectus and N-14 Proxy Statement included therein.

     7. CONDITIONS OF MARKET STREET'S OBLIGATIONS. The obligations of Market Street hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of the Acquired Portfolios, shall have been approved by the trustees and shareholders of the Acquired Portfolios in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of GVIT made in this Agreement are true and correct in all material respects as if made at and as of such dates, GVIT and the Acquiring Portfolios have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates, and GVIT shall have furnished to Market Street a statement, dated the Exchange Date, signed by GVIT's Secretary and Treasurer (or other financial officer) certifying satisfaction of this condition 7(b) as of such dates.

          (c) There shall not be any material litigation or administrative proceeding pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) Market Street shall have received an opinion of Stradley Ronon Stevens & Young LLP in form reasonably satisfactory to Market Street, and dated the Exchange Date, to the effect that (i) GVIT is a business trust validly existing under the laws of the Commonwealth of Massachusetts, (ii) each Acquiring Portfolio is a legally designated, separate series of GVIT, (iii) GVIT is registered as an open-end management investment company under the 1940 Act, and, to the knowledge of such counsel, GVIT's registration with the Commission as an investment company is in full force and effect, (iv) the Acquiring Portfolio Shares to be delivered to Market Street as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by GVIT and no shareholder of GVIT has any preemptive right to subscription or purchase in respect thereof, (v) this Agreement has been duly authorized, executed and delivered by GVIT, and assuming due authorization, execution and delivery of this Agreement by Market Street, is a valid and binding obligation of GVIT, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (vi) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate GVIT's Amended Declaration of Trust or its By-Laws or any provision of any agreement known to such counsel to which GVIT or any of the Acquiring Portfolios is a party or by which it is bound, (vii) the N-14 Registration Statement has been declared effective by the Commission and, to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by GVIT or the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws, or as may be required under state laws applicable to business trusts, (viii) in the ordinary course of such counsel's representation of GVIT and the Acquiring Portfolios, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to an Acquiring Portfolio) existing on or before the date(s) of mailing of the Proxy Statement or the Exchange Date, which are required to be described in the Proxy Statement or to be filed as an exhibit thereto that are not described or filed as required, (ix) in the ordinary course of such counsel's representation of GVIT and the Acquiring Portfolios, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation before any court or governmental body that is presently pending or threatened as to an Acquiring Portfolio or any of its properties or assets, and to the knowledge of such counsel, GVIT and the Acquiring Portfolios are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects GVIT's and the Acquiring Portfolios' business, and (x) based on a review of the N-14 Prospectus and Proxy Statement (including any supplement or amendments thereto) in the form then most recently filed with the Commission and without making any other investigation, such counsel is not aware that those documents, as they relate to GVIT and the Acquiring Portfolios, contain any untrue statement of a material fact or omit to state a material fact required to be started therein or necessary to make the statements therein not misleading. In rendering such opinion Stradley Ronon Stevens & Young LLP may rely on certain reasonable assumptions and certifications of fact received from GVIT and its officers.

          (e) Market Street shall have received an opinion of Stradley Ronon Stevens & Young LLP addressed to Market Street, GVIT and each Acquiring Portfolio and in a form reasonably satisfactory to Market Street dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement. In rendering such opinion Stradley Ronon Stevens & Young LLP may rely on certain reasonable assumptions and certifications of fact received from GVIT and Market Street.

          (f) All necessary proceedings taken by GVIT in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Market Street, Foley & Lardner and Stradley Ronon Stevens & Young LLP.

          (g) The N-14 Registration Statement shall have become effective under the 1933 Act and any applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Market Street, contemplated by the Commission or any state regulatory authority.

          (h) GVIT and Market Street shall have received from the Commission or other parties all required consents, orders and permits, including, if necessary, a written order of exemption, satisfactory in form and substance to GVIT and Market Street, exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act.

          (i) As of the Exchange Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to each Acquiring Portfolio, or any fee waiver or expense reimbursement undertakings of the Acquiring Portfolios from those fee amounts and undertakings of the Acquiring Portfolios described in the Proxy Statement.

          (j) As of the Exchange Date, GVIT's fidelity bond for the Acquiring Portfolios shall meet all applicable requirements under the 1940 Act based on the level of the Acquiring Funds' assets immediately after the Exchange Date.

          (k) GVIT shall have executed and delivered to Market Street an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Portfolios will assume all of the Stated Liabilities of the corresponding Acquired Portfolio as described in Section 1(c) hereof in connection with the transactions contemplated by this Agreement; provided that recourse for Stated Liabilities relating to an Acquired Portfolio shall be limited to the corresponding Acquiring Portfolio.

          (l) GVIT shall have delivered to Market Street, once available, the statements of assets and liabilities, including the statements of investments as of December 31, 2002, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for GVIT and the Acquiring Portfolios, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of GVIT. Such statements of assets and liabilities will fairly present the financial position of GVIT and the Acquiring Portfolios as of such dates and such statements of operations and changes in net assets will fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there will be no known material liabilities of GVIT or any Acquiring Portfolios as of such dates which are not disclosed therein.

     8. CONDITIONS OF GVIT'S OBLIGATIONS. The obligations of GVIT and Acquiring Portfolio hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of Market Street, shall have been approved by the trustees and shareholders of Market Street in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Market Street made in this Agreement are true and correct in all material respects as if made at and as of such dates, Market Street has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each of such dates, and Market Street shall have furnished to GVIT a statement, dated the Exchange Date, signed by Market Street's Chairman and Treasurer (or other financial officer) certifying satisfaction of this condition 8(b) as of such dates.

          (c) There shall not be any material litigation or administrative proceeding pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) GVIT shall have received an opinion of Foley & Lardner, in form reasonably satisfactory to GVIT and dated the Exchange Date, to the effect that (i) Market Street is a business trust validly existing and in good standing under the laws of the State of Delaware, (ii) each Acquired Portfolio is a legally designated, separate series of Market Street, (iii) Market Street is registered as an open-end management investment company under the 1940 Act, and, to the knowledge of such counsel, Market Street's registration with the Commission as an investment company is in full force and effect, (iv) this Agreement has been duly authorized, executed and delivered by Market Street and, assuming due authorization, execution and delivery of this Agreement by GVIT, is a valid and binding obligation of Market Street, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (v) Market Street has power to assign, convey, transfer and deliver the Investments and other Net Assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Market Street will have duly assigned, conveyed, transferred and delivered such Investments and other Net Assets to GVIT, (vi) the execution and delivery of this Agreement did not and the consummation of the transactions contemplated hereby will not, violate Market Street's Declaration of Trust or By-Laws, as amended, or any provision of any agreement known to such counsel to which Market Street is a party or by which it is bound, (vii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Market Street of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws or state laws applicable to business trusts, (viii) in the ordinary course of such counsel's representation of Market Street and the Acquired Portfolios, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to an Acquired Portfolio) existing on or before the date(s) of mailing of the Proxy Statement or the Exchange Date, which are required to be described in the Proxy Statement or to be filed as an exhibit thereto that are not described or filed as required, (ix) in the ordinary course of such counsel's representation of Market Street and the Acquired Portfolios, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation before any court or governmental body that is presently pending or threatened as to Market Street or an Acquired Portfolio or any of its properties or assets, and to the knowledge of such counsel, Market Street and the Acquired Portfolios are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects Market Street's and the Acquired Portfolios' business, and (x) based on a review of the N-14 Prospectus and Proxy Statement (including any supplement or amendments thereto) in the form then most recently filed with the Commission and without making any other investigation, such counsel is not aware that those documents, as they related to Market Street and the Acquired Portfolios, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In rendering such opinion, Foley& Lardner may rely upon certain reasonable and customary assumptions and certifications of fact received from Market Street and its officers.

          (e) GVIT, on behalf of each Acquiring Portfolio, shall have received an opinion of Stradley Ronon Stevens & Young LLP, addressed to GVIT, such Acquiring Portfolio and Market Street, in form reasonably satisfactory to GVIT and dated the Exchange Date, to the effect that for Federal income tax purposes (i) the transfer of all or substantially all of the corresponding Acquired Portfolio's assets in exchange for the Acquiring Portfolio Shares followed by the distribution of the Acquiring Portfolio Shares to the shareholders of the corresponding Acquired Portfolio will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquiring Portfolio and its corresponding Acquired Portfolio is a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the corresponding Acquired Portfolio upon the transfer of the assets of the corresponding Acquired Portfolio in exchange for Acquiring Portfolio Shares or upon the distribution of Acquiring Portfolio Shares by the corresponding Acquired Portfolio to its shareholders in liquidation; (iii) no gain or loss will be recognized by the shareholders of the corresponding Acquired Portfolio upon the exchange of their shares for Acquiring Portfolio Shares; (iv) the basis of the Acquiring Portfolio Shares a shareholder of the corresponding Acquired Portfolio receives in connection with the Reorganization will be the same as the basis of its shares exchanged therefor;
               (v) the holding period of a shareholder for its Acquiring Portfolio Shares will be determined by including the period for which such shareholder held shares of the corresponding Acquired Portfolio exchanged therefor, provided that the shareholder held such shares as capital assets; (vi) no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the corresponding Acquired Portfolio in exchange for Acquiring Portfolio Shares; (vii) the basis in the hands of the Acquiring Portfolio of the assets of the corresponding Acquired Portfolio transferred to the Acquiring Portfolio will be the same as the basis of the assets in the hands of the corresponding Acquired Portfolio immediately prior to the transfer; and (viii) the Acquiring Portfolio's holding periods of the assets of the corresponding Acquired Portfolio will include the period for which such assets of the corresponding Acquired Portfolio were held by the corresponding Acquired Portfolio. In rendering such opinion, Stradley Ronon Stevens & Young LLP may assume that the Reorganization is carried out in accordance with the terms of this Agreement, the laws of the State of Delaware and the Commonwealth of Massachusetts, and rely upon certain reasonable and customary assumptions and certifications of fact received from GVIT and Market Street.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act and any applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of GVIT, contemplated by the Commission or any state regulatory authority.

          (g) All necessary proceedings taken by Market Street in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to GVIT, Foley & Lardner and Stradley Ronon Stevens & Young LLP.

          (h) Prior to the Exchange Date, each Acquired Portfolio shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ending December 31, 2002 and the short taxable year beginning on January 1, 2003 and ending on the Valuation
               Time (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year ending December 31, 2002 and the short taxable year beginning January 1, 2003 and ending on the Valuation Time (after reduction for any capital loss carryover).

          (i) Market Street shall have duly executed and delivered to GVIT a bill of sale, assignment, certificate and other instruments of transfer ("Transfer Documents") as GVIT may deem necessary or desirable to transfer all of Market Street's entire right, title and interest in and to the Investments and all other Net Assets of Market Street to the Acquiring Portfolio.

          (j) Market Street shall have delivered, or caused to be delivered, to GVIT on behalf of each Acquiring Portfolio information, in a form satisfactory to GVIT, concerning the tax basis of the corresponding Acquired Portfolio in all Investments transferred to the Acquiring Portfolio, together with shareholder information including (A) the names, addresses and taxpayer identification number of shareholders of the corresponding Acquired Portfolio as of the Exchange Date, and (B) the number of shares in the corresponding Acquired Portfolio owned by each shareholder.

          (k) GVIT and Market Street shall have received from the Commission or other parties all required consents, orders and permits, including, if necessary, a written order of exemption, satisfactory in form and substance to GVIT and Market Street, exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act.

          (l) As of the Exchange Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to each Acquired Portfolio, or any fee waiver or expense reimbursement undertakings of the Acquired Portfolios from those fee amounts and undertakings of the Acquired Portfolios described in the Proxy Statement.

          (m) Market Street shall have delivered to GVIT, once available, the statements of assets and liabilities, including the statements of investments as of December 31, 2002, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for Market Street and the Acquired Portfolios, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of Market Street. Such statements of assets and liabilities will fairly present the financial position of Market Street and the Acquired Portfolios as of such dates and such statements of operations and changes in net assets will fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there will be no known material liabilities of Market Street or any Acquired Portfolios as of such dates which are not disclosed therein.

     9. SEVERABILITY. Subject to the conditions set forth in this Agreement and notwithstanding anything herein which may be construed to the contrary, the failure of one of the Acquired Portfolios to consummate the transactions contemplated hereby shall not, or to comply with the conditions set forth in Section 8 of this Agreement may not, affect the consummation or validity of the Reorganization with respect to any other Acquired Portfolio, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Portfolio" and "Acquired Portfolio" as meaning only those series of GVIT and Market Street, respectively, which are involved in the Reorganization as of the Exchange Date.

     10. TERMINATION. GVIT and Market Street may, by mutual consent of their respective trustees, terminate this Agreement, and GVIT or Market Street, after consultation with counsel and by consent of their respective trustees or an officer authorized by such trustees may, subject to Section 11 of this Agreement, waive any condition to their respective obligations hereunder.

     11. SOLE AGREEMENT; GOVERNING LAW; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officer of GVIT and Market Street; provided, however, that following the special meeting of Market Street's shareholders called by Market Street pursuant to Section 7 of this Agreement, no such amendment may have the effect of altering or changing the amount or kind of shares received by Market Street, or altering or changing to any material extent the amount or kind of liabilities assumed by GVIT and the Acquiring Portfolio, or altering or changing any other terms and conditions of the Reorganization if any of the alterations or changes, alone or in the aggregate, would materially adversely affect Market Street's shareholders without their further approval.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     12. GVIT, MARKET STREET AND THEIR TRUSTEES. The terms "Garmore Variable Insurance Trust," "Market Street Fund," the "Trustees of Gartmore Variable Insurance Trust" and the "Trustees of Market Street Fund" refer respectively to the Trusts created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of June 30, 1981 (with respect to Gartmore Variable Insurance Trust) or under a Declaration of Trust dated as of January 26, 2001 (with respect to Market Street Fund), as such have been or may be amended from time to time, and to which reference is hereby made and copies of which are on file at the office of the Secretary of State of Commonwealth of Massachusetts and the Secretary of State of the State of Delaware, respectively, and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of GVIT entered into in the name or on behalf thereof by any of GVIT's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Gartmore Variable Insurance Trust. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of GVIT personally, but bind only the assets of GVIT. The obligations of Market Street entered into in the name or on behalf thereof by any of Market Street Fund's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Market Street Fund. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of Market Street personally, but bind only the assets of Market Street. All persons dealing with any series of shares of GVIT or Market Street must look solely to the assets of GVIT or Market Street, as the case may be, belonging to such series for the enforcement of any claims against such trust.

                     [signatures are on the following page]

                         MARKET  STREET  FUND

                         By  /s/ Gerald J. Holland
                                 Gerald J. Holland
                                 President


                        GARTMORE  VARIABLE  INSURANCE  TRUST

                        By  /s/ Eric E. Miller
                                Eric E. Miller
                                Assistant Secretary

                      GARTMORE  GLOBAL  INVESTMENTS,  INC.
                     (With  respect  to  Section  5  of  this  Agreement  only)

                        By  /s/ Mary Lou Vitale
                                Mary Lou Vitale
                                Senior Vice President

                                    EXHIBIT B
================================================================================

The following is management's discussion of the performance of each GVIT Acquiring Fund, except the GVIT Equity 500, GVIT International Value and GVIT Money Market Funds, for the year ended December 31, 2001. This discussion provides an overview of the economy and how it affected the GVIT Acquiring Funds during the year ended December 31, 2001. It also provides a look into the then current investment techniques and strategies of, and the outlook for, each GVIT Acquiring Fund from the perspective of either the GVIT Acquiring Fund's adviser or subadviser, as the case may be, from early in 2002. Particularly in light of unusually volatile market conditions since that time, the outlook for the future of the adviser or subadviser of the GVIT Acquiring Fund may or may not have been realized.

                             GVIT TOTAL RETURN FUND

HOW  DID  THE  GVIT  TOTAL  RETURN FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended December 31, 2001, the GVIT Total Return Fund returned -11.82% versus -11.88% for its benchmark, the S&P 500 Index.

WHAT  OVERALL  MARKET  FACTORS  CONTRIBUTED  TO  THE  PORTFOLIO'S  PERFORMANCE?

The portfolio was hurt by the weak performance of the technology sector, which was down 23.84% in 2001. After the sector hit its peak in March 2000, a cyclical slowdown began and continued in 2001, reflecting the market's adjustment following the huge increase in technology sector valuations of the late 1990s.

The top-performing securities for the GVIT Total Return Fund were Microsoft Corp., Johnson & Johnson and International Business Machines Corp. Microsoft and Johnson & Johnson were both strong securities in otherwise weak sectors. The strongest groups for the year were the consumer discretionary and basic materials sectors. These sectors performed well as the market rotated to smaller-capitalization and more cyclical securities.

WHAT  FACTORS/SECURITIES  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

The GVIT Total Return Fund was aided by the improved performance of its smaller-capitalization securities (contained in the S&P 500 Index), which made up a disproportionately large portion of the portfolio. For example, Brunswick Corp., St. Jude Medical, Inc. and Sealed Air Corp. were all large holdings in the portfolio and were all up more than 25% for the year. Other large holdings such as Microsoft Corp. and Johnson & Johnson were important contributors to the performance of the portfolio.

The portfolio was hurt by the poor performance of several large technology companies such as Cisco Systems, Inc. and EMC Corp. that declined significantly in 2001. Schering-Plough Corp. and Pfizer Inc. were two large pharmaceutical companies that also performed poorly in a weak drug group.

WHAT IS THE VIEW OF THE MARKET AND THE GVIT TOTAL RETURN FUND'S POSITION FOR THE FUTURE?

The market rotated toward the smaller-capitalization and more cyclical companies in 2001, and we expect that to continue in 2002. The portfolio is positioned with a large exposure to the mid-cap (securities in the S&P 500 with over $4 billion in market capitalization) and cyclical portions of the market. This should position the portfolio for good relative performance in 2002.

             COMPARISON OF A HYPOTHETICAL $10, 000 INVESTMENT IN THE GVIT TOTAL RETURN FUND (CLASS I SHARES) AND THE S&P 5001 2




                      S&P 500  Total Return
1999 . . . . . . . .    10000         10000
1992 . . . . . . . .    10767         10818
1993 . . . . . . . .    11843         11999
1994 . . . . . . . .    11997         12128
1995 . . . . . . . .    16488         15656
1996 . . . . . . . .    20293         19076
1997 . . . . . . . .    27063         24690
1998 . . . . . . . .    34798         29152
1999 . . . . . . . .    42121         31176
2000 . . . . . . . .    38285         30515
2001 . . . . . . . .    33735         26908




                             GVIT TOTAL RETURN FUND1
                           Average Annual Total Return
                         Periods ended December 31, 2001



                   1 Year   5 Years   10 Years
Class I shares     -11.82%     7.12%     10.41%
Class II shares3   -12.01%     6.85%     10.12%
Class III shares3  -11.82%     7.12%     10.41%
Class IV shares3   -11.82%     7.12%     10.41%

_______________________
1 The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the GVIT Total Return Fund were designated Class I shares as of May 1, 2001.
2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.
3     These  returns  are  based on the performance of the Class I shares of the
GVIT Total Return Fund which was achieved through December 31, 2000, prior to the creation of Class II shares, Class III shares or Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class II, Class III or Class IV shares would have produced because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same.




Past  performance  is  not  predictive  of  future  performance.

                                GVIT GROWTH FUND*

HOW  DID  THE  GVIT  GROWTH  FUND  PERFORM  AGAINST  ITS  BENCHMARK  (CLASS  I)?

For the year ended December 31, 2001, the GVIT Growth Fund returned -28.13% versus -20.42% for its benchmark, the Russell 1000 Growth Index.

WHAT  OVERALL  MARKET  FACTORS  CONTRIBUTED  TO  THE  PORTFOLIO'S  PERFORMANCE?

The GVIT Growth Fund underperformed the benchmark primarily as a result of the first-quarter 2001 performance when large-cap, high growth stocks fell sharply. These stocks fell due to a steady stream of profit warnings amid a slowing economy. The GVIT Growth Fund's technology and telecommunications holdings, whose earnings expectations had not yet adjusted to a slowing economic environment, were hit the hardest.

It was a very volatile year for growth stocks. After a sharp drop in the first quarter, the GVIT Growth Fund rebounded in the second quarter as investors anticipated a fourth-quarter recovery. Cyclical stocks soared in the second quarter of 2001, including technology, consumer discretionary and industrial stocks. We were well positioned for the market rebound, and we fully participated in the second-quarter rally. Still positioned for the recovery in the third quarter, we underperformed the Index slightly as the terrorist attacks of Sept. 11, 2001, threw the economy and growth stocks into a tailspin and delayed the recovery. In the fourth quarter, we participated in the market's rebound once again. In particular, our positioning for an economic recovery, with more than 50% of the GVIT Growth Fund in cyclical holdings, added to our returns.

WHAT  FACTORS/SECURITIES  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

The GVIT Growth Fund's greatest detractors from performance for the year included technology stocks such as Cisco Systems, Inc.; JDS Uniphase Corp.; EMC Corp.; Qwest Communications International Inc.; and I2 Technologies, Inc. Schering-Plough Corp., pharmaceutical-maker, also hurt performance, as it suffered from patent expirations for its main drug, Claritin.

Top-performing stocks included Microsoft Corp., Lowe's Companies, Inc., Johnson & Johnson, NVIDIA Corp. and Network Associates, Inc. Microsoft Corp. and Johnson & Johnson were able to gain during the slowdown due to strong balance sheets and new products such as Microsoft Corp.'s "X-box" and Johnson & Johnson's new drug-coated stents (which are now in development). Lowe's benefited from new store expansion and strong consumer spending on home improvement, while Network Associates, Inc. gained on increased demand for security software. Finally, NVIDIA Corp. gained on its agreement with Microsoft Corp. to supply processors for its X-box.

WHAT  IS  THE  VIEW  OF  THE  MARKET AND THE GVIT GROWTH FUND'S POSITION FOR THE
FUTURE?

We are anticipating a moderate economic recovery. In this slow-growth environment, growth stocks historically tend to outperform, and we are extremely positive on the outlook for growth in 2002. Our largest allocations are to cyclical sectors such as consumer discretionary and technology stocks.

We also are focusing on valuations and decreasing the portfolio's risk levels by bringing down the overall price/earnings ratio on the GVIT Growth Fund. In light of the Enron debacle, we are also focusing on balance sheet strength and lower debt levels.

__________
*    Note  that  on  Jan.  25, 2002, this Fund's name was changed to GVIT Growth
Fund.

             COMPARISON OF A HYPOTHETICAL $10, 000 INVESTMENT IN THE
     GVIT GROWTH FUND (CLASS I SHARES) AND THE RUSSELL 1000 GROWTH INDEX1 2




                      Russell 1000 Growth Index  Growth
4/1992 . . . . . . .                      10000   10000
1992 . . . . . . . .                      10967   10578
1993 . . . . . . . .                      11285   11595
1994 . . . . . . . .                      11585   11490
1995 . . . . . . . .                      15893   14863
1996 . . . . . . . .                      19567   18748
1997 . . . . . . . .                      25533   25215
1998 . . . . . . . .                      35416   32770
1999 . . . . . . . .                      47159   34172
2000 . . . . . . . .                      35788   25105
2001 . . . . . . . .                      28480   18043




                                GVIT GROWTH FUND
                           Average Annual Total Return
                         Periods ended December 31, 2001




                                        Since
                  1 Year   5 Years   Inception3
Class I shares .  -28.13%    -0.76%        6.26%
Class IV shares4  -28.13%    -0.76%        6.26%

__________________
1     The  calculation  in  the  graph  assumes  reinvestments  of dividends and distributions. The existing shares of the GVIT Growth Fund were designated Class
I  shares  as  of  May  1,  2001.
2     Russell  1000 (R) Growth  Index  measures the performance of companies in the
Russell  1000 (R) Index  (the  1000  largest  companies  in  the  U.S.) with higher price-to-book  ratios  and  higher  forecasted growth values. Unlike mutual fund returns,  the  Index  does  not include expenses. If expenses were included, the actual  returns  of  this  Index  would  be  lower.
3     The  GVIT  Growth  Fund  commenced  operations  on  April  15,  1992.
4     These  returns  are  based on the performance of the Class I shares of the
Fund  which  was  achieved  through  December 31, 2001, prior to the creation of
Class  IV  shares.  Excluding  the effects of any fee waivers or reimbursements,
Class  I  shares'  average  annual  total  returns are the same as what Class IV shares  would  have  produced  because  Class  IV shares will invest in the same portfolio  of  securities  as  Class I shares and their expenses are the same as
Class  I  shares.



Past  performance  is  not  predictive  of  future  performance.


                                 GVIT VALUE FUND

HOW  DID  THE  GVIT  VALUE  FUND  PERFORM  AGAINST  ITS  BENCHMARK  (CLASS  I)?

For the year ended December 31, 2001, the GVIT Value Fund returned -12.15% versus -11.88% for its benchmark, the S&P 500 Index.

WHAT  OVERALL  MARKET  FACTORS CONTRIBUTED TO THE GVIT VALUE FUND'S PERFORMANCE?

The year 2001 was a highly volatile one and quite negative for stocks. After an initial boost with an early-year surprise rate cut by the Federal Reserve, the bear market commenced in earnest. The broad economy weakened throughout the year, and the United States was declared to be in a recession. The Federal Reserve aggressively reduced short-term interest rates throughout the year. Then, on September 11, America was attacked, causing the U.S. financial markets to close for four days. After the stock market reopened, each of the major indexes fell to new lows for the current bear market.

The Federal Reserve diligently continued to provide the market with much-needed liquidity. According to Bank of America, money growth is now the most rapid since 1983. Even as the unemployment rate rose, the consumer proved far more resilient than had been expected. Their purchasing power was fueled by rebate checks, falling energy prices, and falling interest rates that caused a surge in mortgage refinancing and zero-interest automobile financing. The housing industry reported a record year in 2001.

WHAT  FACTORS/SECURITIES  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

The GVIT Value Fund's more conservative style and use of convertible securities helped significantly during the market's downturn. However, the GVIT Value Fund underperformed during the fourth quarter, largely due to its relatively conservative technology holdings, which did not participate as fully in the S&P 500 Index's fourth-quarter rally.

For the second consecutive year, the technology sector provided the largest negative contribution to the S&P 500 Index, down 26.41%. The utility sector fell 30.72%, the worst absolute decline, but this sector only represents 3.63% of the weight of the S&P 500 Index, compared to technology's weight of 18.31%. For the year, the GVIT Value Fund's technology holdings greatly outperformed the S&P 500 Index's technology sector. The GVIT Value Fund's best-performing holdings were in the defensive consumer staples sector.

WHAT  IS  THE  VIEW  OF  THE  MARKET  AND THE GVIT VALUE FUND'S POSITION FOR THE
FUTURE?

Early in the new year, there are many reasons to feel positive about the economy and the market. Many observers believe that the recession is nearly over, and after a reasonably lengthy bear market, stocks appear to be much more reasonably valued. The GVIT Value Fund is positioned to enjoy a return to a positive market.

We continue to maintain the high quality of the GVIT Value Fund by holding common stocks of market-leading companies and convertible securities of which the lion's share are rated investment-grade.

             COMPARISON OF A HYPOTHETICAL $10, 000 INVESTMENT IN THE
              GVIT VALUE FUND (CLASS I SHARES) AND THE S&P 5001 2 3




                      S&P 500  Value
10/1997. . . . . . .    10000  10000
1997 . . . . . . . .    10642  10177
1998 . . . . . . . .    13683  11717
1999 . . . . . . . .    16565  13884
2000 . . . . . . . .    15057  12409
2001 . . . . . . . .    13268  10901




                                 GVIT VALUE FUND
                           Average Annual Total Return
                         Periods ended December 31, 2001




                  1 Year   Since Inception4
Class I shares    -12.15%              2.09%
Class IV shares5  -12.15%              2.09%

______________________
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the GVIT Value Fund were designated Class I shares as of May 1, 2001.
2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. Unlike mutual fund returns, the S&P 500
Index does not include expenses. If expenses were deducted, the actual returns of this Index would be lower.
3     The  performance  shown includes performance for a period (prior to May 1,
2002) when the GVIT Value Fund had a subadviser other than the GVIT Value Fund's current subadviser.
4     The  GVIT  Value  Fund  commenced  operations  October  31,  1997.
5     These  returns  are  based on the performance of the Class I shares of the
Fund which was achieved through December 31, 2001, prior to the creation of Class IV. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are the same as what Class IV shares would have produced because Class IV shares will invest in the same portfolio of securities as Class I shares and their expenses are the same as Class I shares.




Past  performance  is  not  predictive  of  future  performance.


                             GVIT SMALL COMPANY FUND

HOW  DID  THE  GVIT  SMALL COMPANY FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For  the  year  ended  December  31,  2001, the GVIT Small Company Fund returned
-6.70%  versus  2.49%  for  its  benchmark,  the  Russell  2000 (R).

WHAT  OVERALL  MARKET  FACTORS  CONTRIBUTED  TO  THE  PORTFOLIO'S  PERFORMANCE?

The strong overall performance by small caps helped boost the GVIT Small Company Fund's performance but these gains were offset by international companies that continued to be negatively impacted by the economic downturn of 2001. In addition, the GVIT Small Company Fund did not participate in the gains of the smallest stocks that largely contributed to the moderately positive return of its benchmark, the Russell (R) 2000 .

WHAT  FACTORS  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

The portfolio benefited from strong stock selection within the auto and transportation, health-care and technology sectors. The auto and transportation sector positively impacted portfolio performance due to the strong returns of American Axle & Manufacturing Holdings, Inc. and Superior Industries International Inc. Health-care stocks Cooper Companies Inc., Caremark Rx, Inc. and Owens & Minor, Inc. also contributed positively to the performance of the portfolio.

The portfolio struggled, however, with its holdings in the consumer discretionary, consumer staples and durable goods sectors. Stocks such as PepsiAmericas Inc., Ingersoll-Rand Co. Ltd. and Sensient Technologies Corp. all negatively impacted performance during the year, outweighing the positive gains of the above sectors and stocks.

WHAT IS THE VIEW OF THE MARKET AND THE GVIT SMALL COMPANY FUND'S POSITION FOR THE FUTURE?

We believe that the economy and markets will continue to improve as we move through 2002. The years 2000 and 2001 were the first consecutive years since the 1970s during which the U.S. markets suffered two successive downturns. The last time there were three consecutive down market years was at the end of the Great Depression from 1939 through 1941. The markets rallied during the last few months of 2001, signaling that investor sentiment is turning positive.

Coming out of a recession has historically benefited small-cap stocks and as we begin to participate in this economic recovery, we will continue to search for stocks that fit our discipline and process of fundamental stock selection. As always, we will continue to focus on individual stocks and let stock selection drive the portfolio.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
     GVIT SMALL COMPANY FUND (CLASS I SHARES) AND THE RUSSELL 2000 INDEX 1 2






                      Small Company  Russell 2000 Index
11/1995. . . . . . .          10000               10000
1995 . . . . . . . .          10695               11386
1996 . . . . . . . .          12463               13848
1997 . . . . . . . .          15234               15803
1998 . . . . . . . .          14894               15962
1999 . . . . . . . .          18100               23900
2000 . . . . . . . .          17471               26116
2001 . . . . . . . .          17906               24366







                            GVIT SMALL COMPANY FUND3
                           Average Annual Total Return
                         Period ended December 31, 2001



                   1 Year   5 Years   Since Inception4
Class I shares      -6.70%    11.64%             15.48%
Class II shares5    -6.94%    11.37%             15.19%
Class III shares5   -6.70%    11.64%             15.48%
Class IV shares5    -6.70%    11.64%             15.48%

______________________
1     The calculations in the graph assume the reinvestment of all dividends and distributions.  The  existing  shares  of  the  GVIT  Small  Company  Fund  were designated  Class  I  shares  as  of  May  1,  2001.
2     The  Russell  2000 (R) Index  is  an  index  consisting of approximately 2000 companies  with  small  market  capitalizations  relative  to  the  market capitalizations of other U.S. companies. Unlike mutual fund returns, the Russell
2000 (R) Index  does  not  include  expenses. If expenses were included, the actual returns  of  this  Index  would  be  lower.
3     The  performance  shown includes performance for a period (prior to August
15,  2001) when the GVIT Small Company Fund had a subadviser other than the GVIT
Small  Company  Funds,  current  subadviser.
4     The  GVIT  Small  Company  Fund  commenced operations on October 23, 1995.
5     These  returns  are  based on the performance of the Class I shares of the
GVIT  Small  Company Fund which was achieved through December 31, 2001, prior to the creation of Class II, Class III or Class IV shares. Excluding the effects of any  fee waivers or reimbursements, Class I shares' average annual total returns are  substantially  similar to what Class II, Class III or Class IV shares would have produced because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares.  Class II shares'
annual  returns  have been restated to reflect the additional fees applicable to
Class  II  shares.  For  Class  III  shares,  these  returns  do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the  annual  returns  for  Class III shares would have been lower.  For Class IV shares,  because  their expenses are the same as Class I shares, the performance of  Class  IV  shares  would  have  been  the  same.



Past  performance  is  not  predictive  of  future  performance.

                            GVIT SMALL CAP VALUE FUND

HOW  DID  THE GVIT SMALL CAP VALUE FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended December 31, 2001, the GVIT Small Cap Value Fund returned 28.28% versus 14.02% for its benchmark, the Russell 2000 Value Index.

WHAT  OVERALL  MARKET  FACTORS  CONTRIBUTED  TO  THE  PORTFOLIOS  PERFORMANCE?

This year 2001 marks the third straight year in which small caps have outperformed large caps, as measured by the Russell 2000 and Russell 1000 Indexes. For the year ended December 31, 2001, the Russell 2000 Index outpaced the Russell 1000 Index by almost 15%. This strong small-cap performance helped to boost the GVIT Small Cap Value GVIT Small Cap Value Fund's performance. In addition, valuation was also a key as the cheapest stocks in the market performed the best.

WHAT  FACTORS/SECURITIES  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

United Rentals Inc., NDCHealth and FBR Asset Investment Corp. in the financial services sector contributed to performance. In the health-care sector, Covance Inc., Cephalon Inc. and Lumenis Ltd. are a few names that added to the performance of the GVIT Small Cap Value Fund. The portfolio struggled, however, with holdings in the consumer discretionary, consumer staples and durable goods sectors. Stocks such as PepsiAmericas Inc., Ingersoll-Rand Co. and Sensient Technologies Corp. all detracted from performance during the year as many of the companies in these sectors were impacted by the economic slowdown that prevailed during 2001.

Note:  Portfolio  composition  is  subject  to  change.

WHAT IS THE VIEW OF THE MARKET AND THE GVIT SMALL CAP VALUE FUND'S POSITION FOR THE FUTURE?

We believe that the economy and markets will continue to improve as we move through 2002. The years 2000 and 2001 were the first consecutive years since the 1970s, during which the U.S. markets suffered two successive downturns. The last time there were three consecutive down market years was at the end of the Great Depression from 1939 through 1941. The markets rallied during the last few months of 2001, signaling that investor sentiment is turning positive.

Coming out of a recession has historically benefited the performance of small-cap stocks. This is largely due to lowered monetary policy benefiting smaller companies that borrow to grow-usually at higher interest rates. In addition, many small caps did not, in our opinion, become as overvalued as many large caps in the bull run of the 1990s. All of these factors, we believe, point toward a positive year for small-cap companies in 2002. As always, we continue to focus on the fundamentals of individual companies and individual stock selection.

             COMPARISON OF A HYPOTHETICAL $10, 000 INVESTMENT IN THE
 GVIT SMALL CAP VALUE FUND (CLASS I SHARES) AND THE RUSSELL 2000 VALUE INDEX1 2





                      Russell 2000 Value Index  Small Cap Value
10/1997. . . . . . .                     10000            10000
1997 . . . . . . . .                     10452             9839
1998 . . . . . . . .                      9778             9537
1999 . . . . . . . .                      9633            12192
2000 . . . . . . . .                     11831            13558
2001 . . . . . . . .                     13490            17392





                           GVIT SMALL CAP VALUE FUND1
                           Average Annual Total Return
                         Periods ended December 31, 2001



                   1 Year   Since Inception3
Class I shares      28.28%             14.21%
Class II shares4    27.90%             13.92%
Class III shares4   28.28%             14.21%
Class IV shares4    28.28%             14.21%

_____________________
1     The  calculations  in  the  graph assume the reinvestment of dividends and distributions.  The  existing  shares  of  the  GVIT  Small  Cap Value Fund were designated  Class  I  shares  as  of  May  1,  2001.
2     The Russell 2000 (R) Value Index measures the performance of the companies in the  Russell  2000  Index  with  lower price-to-book ratios and lower forecasted growth  values.  Unlike  mutual fund returns, the Russell 2000  Value Index does not  include  expenses.  If  expenses  were included, the actual returns of this index  would  be  lower.
3     The  GVIT  Small  Cap Value Fund commenced operations on October 31, 1997.
4     These  returns  are  based on the performance of the Class I shares of the
GVIT Small Cap Value Fund which was achieved through December 31, 2001, prior to the  creation  of Class II, Class III or Class IV shares.  Excluding the effects of  any  fee  waivers  or  reimbursements,  Class I shares' average annual total returns are substantially similar to what Class II, Class III or Class IV shares would  have  produced because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares.  Class II shares'  annual  returns  have  been  restated  to  reflect  the additional fees applicable  to  Class  II  shares.  For  Class  III shares, these returns do not reflect  the  short-term  trading  fees applicable to such shares; if these fees were  reflected,  the annual returns for Class III shares would have been lower.
For  Class IV shares, because their expenses are the same as Class I shares, the performance  of  Class  IV  shares  would  have  been  the  same.



Past  performance  is  not  predictive  of  future  performance.

                               GVIT BALANCED FUND
HOW  DID  THE  GVIT  BALANCED  FUND  PERFORM  AGAINST  ITS  BENCHMARK (CLASS I)?

For the year ended December 31, 2001, the GVIT Balanced Fund returned -3.77% versus -3.72% for its benchmark, 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index.

WHAT  OVERALL  MARKET  FACTORS  CONTRIBUTED  TO  THE  PORTFOLIO'S  PERFORMANCE?

In 2001, the broad market fell into negative territory for the second year in a row-the first time in more than 25 years.

The economy fell into recession, and disappointing corporate earnings announcements plagued the markets. The Federal Reserve attempted to abate the economic decline by easing interest rates an unprecedented 11 times, bringing the Fed Funds rate to the lowest level in 40 years, 1.75%.

A number of high-profile events, some company-specific, caused certain stocks and sectors to dramatically underperform. Examples included Enron Corp.'s bankruptcy, Providian Financial's collapse, pharmaceuticals companies' weak product pipelines, and the telecommunications sector cash flow crunch. Cyclical sectors such as retail and basic materials responded to the Federal Reserve's aggressive action to boost the economy, partially offsetting the poor showing of other areas. In addition, the U.S. consumer showed remarkable resilience during the year, providing support to consumer-oriented sectors

WHAT  FACTORS/SECURITIES  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

While the turbulent equity markets of 2001 provided a challenging backdrop, the GVIT Balanced Fund slightly underperformed the benchmark for the year. The outperformance was driven by robust stock selection throughout the portfolio; stock picking added value in 15 of 19 sectors. An underweight position in Enron Corp. (-98.8%) was the largest contributor to performance as the company became the largest bankruptcy in U.S. history. However, an overweighted position in Providian Financial Corp. (+93.4%) hurt performance as the sub-prime lending category suffered from lower-than-expected fees and finance charges, and larger-than-expected credit losses.

Within the fixed-income portion, the portfolio maintained a long duration (measure of interest-rate sensitivity) position throughout 2001. After being underweight in the corporate sector for almost all of last year, we added to our holdings in late December when corporate bonds offered strong relative value. We took advantage of the wider yield spreads and increased our positions.

WHAT IS THE VIEW OF THE MARKET AND THE GVIT BALANCED FUND'S POSITION FOR THE FUTURE?

The economy continues to show signs of stabilization as initial jobless claims, consumer confidence and industrial surveys have improved significantly from fall levels. However, statistics of actual economic activity continue to reveal a fragile economy. Continued support from monetary policy during the coming months will be crucial in enabling the economy to begin a sustainable recovery. As always, our strategy will continue to focus on identifying relative value within sectors based on companies' longer-term earnings prospects.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                GVIT BALANCED FUND (CLASS I SHARES), THE S&P 500
             INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX1 2 3




                      Balanced  LB Aggr. Bond  S&P 500
10/1997. . . . . . .     10000          10000    10000
1997 . . . . . . . .     10146          10147    10642
1998 . . . . . . . .     10965          11030    13683
1999 . . . . . . . .     11060          10936    16565
2000 . . . . . . . .     11021          12208    15057
2001 . . . . . . . .     10617          13238    13268





                               GVIT BALANCED FUND
                           Average Annual Total Return
                         Periods ended December 31, 2001




                  1 Year   Since Inception4
Class I shares     -3.77%              1.45%
Class IV shares5   -3.77%              1.45%

______________________
1 The calculations in the graph assume the reinvestment of dividends and distributions. The existing shares of the GVIT Balanced Fund were designated Class I shares as of May 1, 2001.
2 The Standard & Poor's 500 Index-an unmanaged index of 500 widely held stocks of large U.S. companies-gives a broad look at how the stock prices of large U.S. companies have performed. The Lehman Brothers Aggregate Bond Index-an unmanaged index of U.S. Treasury, agency, corporate, and mortgage pass-through securities-gives a broad look at the performance of these securities. Unlike mutual funds, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index do not include expenses. If expenses were included, the actual returns of these Indices would be lower. The GVIT Balanced Fund contains both equity and fixed income securities in its portfolio. As a result, the GVIT Balanced Fund's performance should be compared to both indices together rather than to any one index individually.
3     The  performance  shown includes performance for a period (prior to May 1,
2000) when the GVIT Balanced Fund had a subadviser other than J.P. Morgan Investment Management Inc.
4     The  GVIT  Balanced  Fund  commenced  operations  October  31,  1997.
5 These returns are based on the performance of the Class I shares of the Fund which was achieved through December 31, 2001, prior to the creation of Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are the same as what Class IV shares would have produced because Class IV shares will invest in the same portfolio of securities as Class I shares and their expenses are the same as Class I shares.



Past  performance  is  not  predictive  of  future  performance.

                            GVIT GOVERNMENT BOND FUND

HOW  DID  THE GVIT GOVERNMENT BOND FUND PERFORM AGAINST ITS BENCHMARK (CLASS I)?

For the year ended December 31, 2001, the GVIT Government Bond Fund returned 7.25% versus 7.18% for its benchmark, the Merrill Lynch Government Master Index.

WHAT  OVERALL  MARKET  FACTORS  CONTRIBUTED  TO  THE  PORTFOLIOS  PERFORMANCE?

The solid performance of the GVIT Government Bond Fund was the result of the Federal Reserve easing monetary policy to lessen the impact of an economic slowdown. When the Federal Reserve is easing, shorter maturity notes tend to outperform longer maturity notes and bonds. To capture this performance differential, the portfolio was constructed to emphasize short and intermediate notes. The good performance was also the result of being overweighted in agency notes. Agency notes benefited due to historically wide spreads and their high credit quality, which attracted crossover interest from a variety of market participants.

WHAT  FACTORS/SECURITIES  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

Mortgage-backed securities (MBS) performed poorly for most of the period as homeowners refinanced in record numbers. With most of the market above par, these prepayments resulted in lower yields than expected. However, our MBS holdings should perform well going forward, given their current wide spreads over Treasuries. Also, the conservative structure of our holdings should be in increasing demand as the economy begins to move out of recession, due to the protection they provide from the extension of the average life of the securities.

WHAT IS THE VIEW OF THE MARKET AND THE GVIT GOVERNMENT BOND FUND'S POSITION FOR THE FUTURE?

Although we believe the economy will improve in 2002, we believe the Federal Reserve will not be quick to raise the Federal Funds rate and derail the expected recovery. We plan to maintain a neutral exposure to the yield curve due to the balanced risks. At some point in the coming calendar year, we will move the GVIT Government Bond Fund toward an emphasis on long and very short holdings. This "barbelled" structure should perform well as the economy improves.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
               GVIT GOVERNMENT BOND FUND (CLASS I SHARES) AND THE
                    MERRILL LYNCH GOVERNMENT MASTER INDEX1 2




                       Merrill Lynch Gov't Master Index  Government Bond
1991. . . . . . . . .                             10000            10000
1992. . . . . . . . .                             10723            10787
1993. . . . . . . . .                             11863            11813
1994. . . . . . . . .                             11480            11432
1995. . . . . . . . .                             13582            13574
1996. . . . . . . . .                             13957            14048
1997. . . . . . . . .                             15297            15406
1998. . . . . . . . .                             16803            16778
1999. . . . . . . . .                             16449            16384
2000. . . . . . . . .                             18605            18438
2001. . . . . . . . .                             19940            19776




                            GVIT GOVERNMENT BOND FUND
                           Average Annual Total Return
                         Periods ended December 31, 2001



                   1 Year   5 Years   10 Years
Class I shares       7.25%     7.08%      7.06%
Class II shares3     6.97%     6.80%      6.78%
Class III shares3    7.25%     7.08%      7.06%
Class IV shares3     7.25%     7.08%      7.06%

______________________
1 The calculation in the graph assumes reinvestment of dividends and distributions. The existing shares of the GVIT Government Bond Fund were designated Class I shares as of May 1, 2001.
2 The Merrill Lynch Government Master Index gives a broad look at how the prices of U.S. government bonds have performed. Unlike mutual fund returns, the Index does not include expenses. If expenses were included, the actual returns of the Index would be lower.
3 These returns are based on the performance of the Class I shares of the GVIT Government Bond Fund which was achieved through December 31, 2001, prior to the creation of Class II, Class III or Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class II, Class III or Class IV shares would have produced because Class II, Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares. Class II shares' annual returns have been restated to reflect the additional fees applicable to Class II shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same.



Past  performance  is  not  predictive  of  future  performance.

                                GVIT MID CAP FUND

HOW  DID  THE  GVIT  MID  CAP  FUND  PERFORM  AGAINST  ITS  BENCHMARK (CLASS I)?

For the year ended Dec. 31, 2001, the GVIT Mid Cap Fund returned -30.31% versus -20.15% for its benchmark, the Russell MidCap Index.

WHAT  OVERALL  MARKET  FACTORS  CONTRIBUTED  TO  THE  PORTFOLIO'S  PERFORMANCE?

The  year  2001  was a difficult one for growth stock investors and for the GVIT
Mid Cap Fund. In essence, 2001 could be categorized as a tug of war between aggressive Federal Reserve policy and economic uncertainty, which was exacerbated by the events of Sept. 11. Fortunately, signs of relative normalcy began to emerge during the fourth quarter.

At this juncture, signs of an economic recovery continue to build. Almost incredibly, consumer spending never really faded, despite persistent fears and uncertainty about the negative impact of corporate layoffs and the sadness triggered by the terrorist attacks.

WHAT  FACTORS/SECURITIES  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

The move to a more aggressive interest-rate policy led us to shift our sector weightings. Although our move was slightly premature, we gradually increased our weighting in energy stocks as prospects for OPEC production cuts and a more balanced demand/supply situation began to take hold. In addition, we gradually reduced our weighting in defensive healthcare issues. Although earnings quality is a scarce commodity during an economic downturn, the valuations of many leading portfolio companies in the health-care sector had become too rich in our view. We also gradually increased our exposure to retailers, most notably specialty retailers.

Throughout the year, we gradually increased the GVIT Mid Cap Fund's technology exposure. Our increased weightings in this area were probably one to two quarters ahead of an actual fundamental turn, which detracted from shorter- term performance. However, the GVIT Mid Cap Fund's investments in data storage and data transport companies reflect our belief that these areas remain spending priorities and will be among the first technology segments to benefit from an economic rebound. Similarly, with electronic component inventories in better shape, the prospects for an inventory restocking cycle continue to build. This should have a positive impact on the operating results of several semiconductor manufacturers that the GVIT Mid Cap Fund currently holds.

WHAT IS THE VIEW OF THE MARKET AND THE GVIT MID CAP FUND'S POSITION FOR THE FUTURE?

Although the magnitude of economic and corporate profit recovery is difficult to ascertain, earnings should improve as compared to 2001, valuations are more reasonable, and inflation is well contained. With this as a backdrop, it should be only a matter of time before the U.S. economy and overall corporate earnings growth begin to recover. This should lead the market higher, since earnings growth drives stock prices. Of course, negative risks still remain. Another terrorist attack or economic shock is possible. But, risks never cease to exist.

What changes is investor appreciation of the risks. The recent successes in the war against terrorism and signs of an economic recovery point to better times ahead, particularly for growth stocks. Historically, growth stocks have tended to lead all other sectors out of a sluggish economic environment, and we expect the market to follow this trend.

             COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE
                   GVIT MID CAP FUND (CLASS I SHARES) AND THE
      S&P/BARRA MID CAP 400 GROWTH INDEX AND THE RUSSELL MIDCAP INDEX1 2 3



                       S&P/Barra Mid Cap 400 Growth Index  Russell Midcap Index  GVIT Mid Cap Fund
10/1997 . . . . . . .                               10000                 10000              10000
1997. . . . . . . . .                               10197                 10520              10220
1998. . . . . . . . .                               13750                 11582              11710
1999. . . . . . . . .                               17703                 13694              21636
2000. . . . . . . . .                               19324                 14823              18309
2001. . . . . . . . .                               17784                 11836              12760





                                GVIT MID CAP FUND
                           Average Annual Total Return
                         Periods ended December 31, 2001



                   1 Year   Since Inception4
Class I shares     -30.31%              6.04%
Class III shares5  -30.31%              6.04%
Class IV shares5   -30.31%              6.04%

___________
1 The calculations in the graph assume reinvestment of dividends and distributions. The existing shares of the GVIT Mid Cap Fund were designated Class I shares as of May 1, 2001.
2 The Russell Midcap Index is an index which measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 25% of the total market capitalization of the Russell 1000 Index. The GVIT Mid Cap Fund is changing the index to which it is compared from the S&P/Barra MidCap 400 Index to the Russell Midcap Index because this index more accurately reflects trends in market capitalizations resulting from appreciation and depreciation of the market. Unlike mutual fund returns, the Russell Midcap Index does not include expenses. If expenses were included, the actual returns of this index would be lower.
3    The  S&P/Barra  MidCap  400 Growth Index-an unmanaged index of companies in the S&P 400 MidCap Index whose stocks have higher price-tobook ratios-gives a broad look at how the prices of growth style stocks of medium-size U.S. companies have performed. Unlike mutual funds, the S&P/Barra MidCap 400 Growth Index does not include expenses. If expenses were included, the actual returns of this Index would be lower.
4    The  GVIT  Mid  Cap  Fund  commenced  operations  October  31,  1997.
5 These returns are based on the performance of the Class I shares of the GVIT Mid Cap Fund which was achieved through December 31, 2001, prior to the creation of Class III or Class IV shares. Excluding the effects of any fee waivers or reimbursements, Class I shares' average annual total returns are substantially similar to what Class III or Class IV shares would have produced because Class III and Class IV shares invest in, or will invest in, the same portfolio of securities as Class I shares. For Class III shares, these returns do not reflect the short-term trading fees applicable to such shares; if these fees were reflected, the annual returns for Class III shares would have been lower. For Class IV shares, because their expenses are the same as Class I shares, the performance of Class IV shares would have been the same.



Past  performance  is  not  predictive  of  future  performance.

                                    EXHIBIT C
================================================================================


                                       C-1

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the following GVIT Acquiring Funds' financial performance for the past five years (or for the period of a Fund's operations if less than five years): GVIT Total Return Fund, GVIT Growth Fund, GVIT Value Fund, GVIT Small Company Fund, GVIT Small Cap Value Fund, GVIT Balanced Fund, GVIT Government Bond Fund, GVIT Mid Cap Fund, and GVIT Money Market Fund. Certain information reflects financial results for a single fund share. The total return in the tables represents the rate that an investor would have earned (or lost) on an investment in Class I Shares of such a GVIT Acquiring Fund, assuming reinvestment of all dividends and distributions. Although Class IV shares of the GVIT Acquiring Funds were not available during the time periods reflected in these tables, the performance of the Class IV shares would have been substantially similar because Class IV shares of a GVIT Acquiring Fund invest in the same portfolio of securities as Class I shares and differ only to the extent that Class IV shares may have lower expenses as a result of fee waivers and reimbursements. THE TOTAL RETURNS DO NOT INCLUDE CHARGES THAT ARE IMPOSED BY VARIABLE CONTRACTS. IF THESE CHARGES WERE REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN.

The financial highlights through year ended December 31, 2001 have been audited by PricewaterhouseCoopers LLP, whose report, along with each GVIT Acquiring Fund's financial statements, are included in the annual report, which is available upon request. The financial highlights for the period ended June 30, 2002 have not been audited.

For further information, please see the notes to the financial statements contained in each GVIT Acquiring Fund's annual report, which have been audited, and/or semi-annual report, which have not been audited.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                             GVIT TOTAL RETURN FUND



                                           SIX             YEAR            YEAR            YEAR            YEAR
                                          MONTHS          ENDED           ENDED           ENDED           ENDED
                                          ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                         JUNE 30,        2001(a)           2000            1999            1998
                                           2002
                                       (Unaudited)
NET ASSET VALUE -                                     $       11.64   $       18.81   $       18.40   $       16.38
 BEGINNING OF PERIOD . . . . . . . .  $        9.89

INVESTMENT ACTIVITIES:
  Net investment income (loss) . . .           0.03            0.08            0.12            0.12            0.19
  Net realized and unrealized gains                           (1.46)          (0.47)           1.13            2.77
(losses) on investments. . . . . . .          (0.62)

    Total investment activities. . .          (0.59)          (1.38)          (0.35)           1.25            2.96

DISTRIBUTIONS:
  Net investment income. . . . . . .          (0.03)          (0.08)          (0.12)          (0.12)          (0.19)
  Net realized gains . . . . . . . .              -           (0.29)          (6.70)          (0.72)          (0.75)
  Tax return of capital. . . . . . .              -               -               -               -               -

      Total distributions. . . . . .          (0.03)          (0.37)          (6.82)          (0.84)          (0.94)

NET ASSET VALUE -                                     $        9.89   $       11.64   $       18.81   $       18.40
END OF PERIOD. . . . . . . . . . . .  $        9.27

Total Return . . . . . . . . . . . .      (5.97%)(b)        (11.82%)         (2.12%)           6.94%          18.07%

RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, at end of. . . . . . . .  $   1,541,387   $   1,677,316   $   2,014,759   $   2,419,737   $   2,343,437
 period (000)
Ratio of expenses to . . . . . . . .   0.83% (c) (d)       0.78% (d)       0.78% (d)           0.72%           0.65%
average net assets
Ratio of net investment. . . . . . .   0.66% (c) (e)       0.77% (e)       0.63% (e)           0.64%           1.05%
income (loss) to average
 net assets
Portfolio turnover . . . . . . . . .          11.75%          58.36%         148.28%          29.95%          17.13%


                                           YEAR
                                          ENDED
                                       DECEMBER 31,
                                           1997


NET ASSET VALUE -. . . . . . . . . .  $       13.27
 BEGINNING OF PERIOD

INVESTMENT ACTIVITIES:
  Net investment income (loss) . . .           0.23
  Net realized and unrealized gains.           3.65
(losses) on investments

    Total investment activities. . .           3.88

DISTRIBUTIONS:
  Net investment income. . . . . . .          (0.23)
  Net realized gains . . . . . . . .          (0.53)
  Tax return of capital. . . . . . .          (0.01)

      Total distributions. . . . . .          (0.77)

NET ASSET VALUE -. . . . . . . . . .  $       16.38
END OF PERIOD

Total Return . . . . . . . . . . . .          29.43%

RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, at end of. . . . . . . .  $   1,849,241
 period (000)
Ratio of expenses to . . . . . . . .           0.54%
average net assets
Ratio of net investment. . . . . . .           1.54%
income (loss) to average
  net assets
Portfolio turnover . . . . . . . . .          13.85%


(a)  The  existing  shares  of  the  GVIT  Total  Return  Fund  were  designated  Class  I shares as of May 1, 2001.
(b)  Not  annualized.
(c)  Annualized.
(d)  Such  ratios are after any management fee waivers and expense reimbursements.  Had Gartmore - U.S. not waived a portion  of  its  fees  or  reimbursed  other expenses for the Fund, the expense ratio would have been 0.83% for the period  ended  June  30, 2002, 0.82% for the year ended December 31, 2001, and 0.81% for the year ended December 31,
2000.
(e)  During this period, Gartmore - U.S. waived a portion of its fees and/or reimbursed other expenses for the Fund.
Such  waivers  and  reimbursements  are  reflected  in  this  ratio.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                GVIT GROWTH FUND




                                          SIX              YEAR            YEAR            YEAR            YEAR
                                         MONTHS           ENDED           ENDED           ENDED           ENDED
                                         ENDED         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        JUNE 30,         2001(a)           2000            1999            1998
                                          2002
                                      (Unaudited)
NET ASSET VALUE -                                     $       14.68   $       25.71   $       26.59   $       21.21
BEGINNING OF PERIOD. . . . . . . .  $         10.55

INVESTMENT ACTIVITIES:
  Net investment income (loss) . .            (0.01)          (0.01)          (0.01)           0.17            0.19
  Net realized and                                            (4.12)          (6.76)           0.92            6.14
 unrealized gains. . . . . . . . .            (1.80)
(losses) on investments

      Total investment activities.            (1.81)          (4.13)          (6.77)           1.09            6.33

DISTRIBUTIONS:
  Net investment income. . . . . .                -               -           (0.04)          (0.17)          (0.19)
  Net realized gains . . . . . . .                -               -           (4.22)          (1.60)          (0.76)
  Tax return of capital. . . . . .                -               -               -           (0.20)              -

      Total distributions. . . . .                -               -           (4.26)          (1.97)          (0.95)

NET ASSET VALUE -                                     $       10.55   $       14.68   $       25.71   $       26.59
END OF PERIOD. . . . . . . . . . .  $          8.74

Total Return . . . . . . . . . . .      (17.16%) (b)        (28.13%)        (26.53%)           4.28%          29.96%
RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end of period (000)  $       268,578   $     352,147   $     606,599   $   1,067,839   $   1,064,498
Ratio of expenses to                                       0.80% (d)       0.80% (d)           0.74%           0.67%
average net. . . . . . . . . . . .     0.84% (c) (d)
assets
Ratio of net investment                                  (0.10%) (e)     (0.07%) (e)           0.62%           0.83%
 income (loss)to average . . . . .   (0.10%) (c) (e)
 net assets
Portfolio turnover . . . . . . . .           118.12%         227.28%         205.34%          24.70%          10.67%


                                         YEAR
                                        ENDED
                                     DECEMBER 31,
                                         1997


NET ASSET VALUE -. . . . . . . . .  $       16.28
BEGINNING OF PERIOD

INVESTMENT ACTIVITIES:
  Net investment income (loss) . .           0.20
  Net realized and . . . . . . . .           5.39
 unrealized gains
(losses) on investments

      Total investment activities.           5.59

DISTRIBUTIONS:
  Net investment income. . . . . .          (0.20)
  Net realized gains . . . . . . .          (0.46)
  Tax return of capital. . . . . .              -

      Total distributions. . . . .          (0.66)

NET ASSET VALUE -. . . . . . . . .  $       21.21
END OF PERIOD

Total Return . . . . . . . . . . .          34.49%
RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end of period (000)  $     481,738
Ratio of expenses to . . . . . . .           0.56%
average net
assets
Ratio of net investment. . . . . .           1.10%
 income (loss) to average
 net assets
Portfolio turnover . . . . . . . .          10.88%


(a)     The  existing  shares  of  the  GVIT  Growth  Fund  were  designated  Class  I  shares  as  of  May 1, 2001.
(b)     Not  annualized.
(c)     Annualized.
(d)     Such ratios are after any management fee waivers and expense reimbursements.  Had Gartmore-U.S. not waived a portion  of  its  fees  or  reimbursed  other expenses for the Fund, the expense ratio would have been 0.85% for the period  ended  June  30, 2002, 0.85% for the year ended December 31, 2001, and 0.83% for the year ended December 31,
2000.
(e)     During  this  period,  Gartmore-U.S.  waived  a portion of its fees and/or reimbursed other expenses for the
Fund.  Such  waivers  and  reimbursements  are  reflected  in  this  ratio.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                 GVIT VALUE FUND




                                          SIX             YEAR            YEAR            YEAR            YEAR
                                        MONTHS           ENDED           ENDED           ENDED           ENDED
                                         ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     JUNE 30, 2002      2001(a)           2000            1999            1998
                                      (Unaudited)
NET ASSET VALUE -                                    $       11.99   $       13.53   $       11.47   $       10.16
BEGINNING OF PERIOD. . . . . . . .  $        10.38

INVESTMENT ACTIVITIES:
  Net investment income (loss) . .            0.07            0.15            0.12            0.05            0.10
  Net realized and unrealized gains                          (1.61)          (1.54)           2.06            1.44
   (losses) on investments. . .              (1.53)

     Total investment activities .           (1.46)          (1.46)          (1.42)           2.11            1.54

DISTRIBUTIONS:
  Net investment income. . . . . .           (0.07)          (0.15)          (0.12)          (0.04)          (0.10)
  Net realized gains . . . . . . .               -               -               -           (0.01)          (0.13)

     Total distributions . . . . .           (0.07)          (0.15)          (0.12)          (0.05)          (0.23)

NET ASSET VALUE -                                    $       10.38   $       11.99   $       13.53   $       11.47
 END OF PERIOD . . . . . . . . . .  $         8.85

Total Return . . . . . . . . . . .     (14.16%) (c)        (12.15%)        (10.62%)          18.49%          15.13%
RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end of period (000)  $       44,448   $      52,848   $      55,951   $      29,189   $      14,194
Ratio of expenses to . . . . . . .    1.04% (d) (e)       0.95% (e)       0.95% (e)       0.95% (e)       0.95% (e)
average net assets
Ratio of net investment income                            1.41% (f)       0.96% (f)       0.43% (f)       1.11% (f)
   (loss) to average net assets ..    1.29% (d) (f)
Portfolio turnover . . . . . . . .          139.69%         127.03%          72.32%          45.16%          49.12%


                                        PERIOD
                                        ENDED
                                     DECEMBER 31,
                                       1997(b)

NET ASSET VALUE -. . . . . . . . .  $       10.00
BEGINNING OF PERIOD

INVESTMENT ACTIVITIES:
  Net investment income (loss) . .           0.02
  Net realized and unrealized. . .           0.16
gains (losses) on investments

     Total investment activities .           0.18

DISTRIBUTIONS:
  Net investment income. . . . . .          (0.02)
  Net realized gains . . . . . . .              -

     Total distributions . . . . .          (0.02)

NET ASSET VALUE -. . . . . . . . .  $       10.16
 END OF PERIOD

Total Return . . . . . . . . . . .        1.77%(c)
RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end of period (000)  $       1,610
Ratio of expenses to . . . . . . .   0.95% (d) (e)
average net assets
Ratio of net investment income . .   1.34% (d) (f)
(loss) to average net assets
Portfolio turnover . . . . . . . .          14.52%


(a)     The  existing  shares  of  the  GVIT  Value  Fund  were  designated  Class  I  shares  as  of  May 1, 2001.
(b)     For  the  period  from  October  31,  1997  (commencement  of  operations)  through  December  31,  1997.
(c)     Not  annualized.
(d)     Annualized.
(e)     Such  ratios are after any management fee waivers and expense reimbursements.  Had Gartmore-U.S. not waived a  portion  of  its fees or reimbursed other expenses for the Fund, the expense ratio would have been 1.05% for the period ended June 30, 2002, 1.09% for the year ended December 31, 2001, 1.11% for the year ended December 31, 2000,
1.09%  for  the  year  ended  December 31, 1999, 1.15% for the year ended December 31, 1998, and 5.63% for the year ended  December  31,  1997.
(f)     During  this  period,  Gartmore-U.S.  waived a portion of its fees and/or reimbursed other expenses for the
Fund.  Such  waivers  and  reimbursements  are  reflected  in  this  ratio.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                             GVIT SMALL COMPANY FUND



                                            SIX
                                          MONTHS            YEAR            YEAR            YEAR            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED
                                       JUNE 30, 2002    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        (Unaudited)       2001 (a)          2000            1999            1998
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . . .  $        18.64   $       20.00   $       22.12   $       16.01   $       15.85

INVESTMENT ACTIVITIES:
  Net investment income (loss) . . .           (0.03)              -            0.02           (0.03)           0.03
  Net realized and unrealized gains
(losses) on investments. . . . . . .           (0.78)          (1.34)           1.91            7.03            0.13

      Total investment activities. .           (0.81)          (1.34)           1.93            7.00            0.16

DISTRIBUTIONS:
  Net investment income. . . . . . .               -           (0.02)          (0.01)              -               -
  Net realized gains . . . . . . . .               -               -           (4.04)          (0.89)              -

      Total distributions. . . . . .               -           (0.02)          (4.05)          (0.89)              -

NET ASSET VALUE -
END OF PERIOD. . . . . . . . . . . .  $        17.83   $       18.64   $       20.00   $       22.12   $       16.01

Total Return . . . . . . . . . . . .      (4.35%) (b)         (6.70%)           8.90%          44.02%           1.01%

RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end of period (000) .  $      708,355   $     743,468   $     790,607   $     542,537   $     406,569
Ratio of expenses to average                                    1.20%           1.21%           1.15%           1.07%
   net assets . . . . . . . . .                 1.17% (c)
Ratio of net investment income                                  0.02%           0.06%         (0.16%)           0.21%
   (loss) to average net assets . .           (0.32%) (c)
Portfolio turnover . . . . . . . . .           48.58%         135.90%         163.66%         134.74%         141.27%



                                           YEAR
                                          ENDED
                                       DECEMBER 31,
                                           1997
NET ASSET VALUE -
BEGINNING OF PERIOD. . . . . . . . .  $       13.89

INVESTMENT ACTIVITIES:
  Net investment income (loss) . . .           0.01
  Net realized and unrealized gains
(losses) on investments. . . . . . .           2.40

      Total investment activities. .           2.41

DISTRIBUTIONS:
  Net investment income. . . . . . .              -
  Net realized gains . . . . . . . .          (0.45)

      Total distributions. . . . . .          (0.45)

NET ASSET VALUE -
END OF PERIOD. . . . . . . . . . . .  $       15.85

Total Return . . . . . . . . . . . .          17.35%

RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end of period (000) .  $     343,808
Ratio of expenses to . . . . . . . .           1.11%
average net assets
Ratio of net investment income . . .           0.05%
(loss) to average net assets
Portfolio turnover . . . . . . . . .         134.38%


(a)     The  existing  shares  of  the  GVIT  Small  Company  Fund  were designated Class I shares as of May 1, 2001.
(b)     Not  Annualized.
(c)     Annualized.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                               GVIT SMALL CAP VALUE FUND



                                                     SIX                 YEAR              YEAR              YEAR
                                                    MONTHS               ENDED             ENDED             ENDED
                                                    ENDED            DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                  JUNE 30, 2002         2001(a)            20000             1999
                                                   (Unaudited)
 NET ASSET VALUE -. . . . . . . . . .                                     $8.70             $9.72             $9.49
 BEGINNING  OF PERIOD                                     $10.36
 INVESTMENT ACTIVITIES:
   Net investment income (loss) . . .                         -               -             (0.02)            (0.02)
   Net realized and unrealized gains.                                      2.44              1.06              2.38
     (losses) on investments                              (1.28)
       Total investment activities. .                     (1.28)           2.44              1.04              2.36
   DISTRIBUTIONS:
     Net investment income. . . . . . .                       -               -                 -                 -
     Net realized gains . . . . . . . .                   (0.21)          (0.78)            (2.06)            (2.13)

         Total distributions. . . . . .                   (0.21)          (0.78)            (2.06)            (2.13)

   NET ASSET VALUE -. . . . . . . . . .                       -          $10.36             $8.70             $9.72
   END OF PERIOD                                          $8.87
    Total Return . . . . . . . . . . . .             (12.35%) (c)         28.28%           11.20%             27.84%
   RATIOS/SUPPLEMENTAL
     DATA:
   Net Assets, at end of period (000) .                $658,127        $697,860          $280,110          $131,929
   Ratio of expenses to . . . . . . . .                       -            1.05% (e)         1.05% (e)         1.05% (e)
   average net assets                              1.10% (d) (e)
   Ratio of net investment income . . .                       -            0.04% (f)       (0.31%) (f)       (0.28%) (f)
    (loss) to average net assets                 (0.07%) (d) (f)
   Portfolio turnover . . . . . . . . .                   67.78%         164.87%           181.85%           270.26%


                                                YEAR             PERIOD
                                                ENDED             ENDED
                                            DECEMBER 31,      DECEMBER 31,
                                                1998             1997(b)

   NET ASSET VALUE -. . . . . . . . . .            $9.79            $10.00
   BEGINNING  OF PERIOD
   INVESTMENT ACTIVITIES:
     Net investment income (loss) . . .            (0.01)             0.01
     Net realized and unrealized gains.            (0.29)            (0.17)
      (losses) on investments
         Total investment activities. .            (0.30)            (0.16)
   DISTRIBUTIONS:
     Net investment income. . . . . . .                -             (0.01)
     Net realized gains . . . . . . . .                -             (0.04)
         Total distributions. . . . . .                -             (0.05)
   NET ASSET VALUE -. . . . . . . . . .            $9.49             $9.79
   END OF PERIOD
   Total Return . . . . . . . . . . . .           (3.06%)        (1.61%)(c)
   RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, at end of period (000) .          $50,439            $2,069
   Ratio of expenses to . . . . . . . .         1.05% (e)     1.05% (d) (e)
     average net assets
   Ratio of net investment income . . .       (0.21%) (f)     0.50% (d) (f)
    (loss) to average net assets
   Portfolio turnover . . . . . . . . .           283.65%             8.38%


     (a) The existing shares of the GVIT Small Value Fund were designated Class I shares as of May 1, 2001.
     (b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
     (c)  Not  annualized.
     (d)  Annualized.
     (e) Such ratios are after any management fee waivers and expense reimbursements. Had Gartmore-U.S. not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio would have been 1.10% for the period ended June 30, 2002, 1.15% for the year ended December 31, 2001, 1.20% for the year ended December 31, 2000, 1.27% for the year ended December 31, 1999, 1.33% for the year ended December 31, 1998, and 6.31% for the year ended December 31, 1997.
     (f) During this period, Gartmore-U.S. waived a portion of its fees and/or reimbursed other expenses for the Fund. Such waivers and reimbursements are reflected in this ratio.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                               GVIT BALANCED FUND



                                            SIX             YEAR            YEAR            YEAR            YEAR
                                          MONTHS           ENDED           ENDED           ENDED           ENDED
                                           ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       JUNE 30, 2002      2001(a)           2000            1999            1998
                                        (Unaudited)
NET ASSET VALUE -                                      $       10.00   $       10.31   $       10.58   $       10.10
BEGINNING  OF PERIOD . . . . . . . .  $         9.40

INVESTMENT ACTIVITIES:
  Net investment income (loss) . . .            0.11            0.22            0.28            0.37            0.30
  Net realized and unrealized gains                            (0.60)          (0.30)          (0.28)           0.51
(losses) on investments. . . . . . .           (0.90)

      Total investment activities. .           (0.79)          (0.38)          (0.02)           0.09            0.81

DISTRIBUTIONS:
  Net investment income. . . . . . .           (0.10)          (0.22)          (0.29)          (0.36)          (0.30)
  Net realized gains . . . . . . . .               -               -               -               -           (0.03)

      Total distributions. . . . . .           (0.10)          (0.22)          (0.29)          (0.36)          (0.33)

NET ASSET VALUE -                                      $        9.40   $       10.00   $       10.31   $       10.58
END OF PERIOD. . . . . . . . . . . .  $         8.51

Total Return . . . . . . . . . . . .      (8.49%) (c)         (3.77%)         (0.35%)           0.87%           8.07%

RATIOS/SUPPLEMENTAL
DATA:
Net Assets at end of period (000). .  $      149,357   $     149,875   $     112,577   $      78,157   $      40,885
Ratio of expenses to . . . . . . . .     0.98% (d)(e)       0.90% (e)       0.90% (e)       0.90% (e)       0.90% (e)
average net assets
Ratio of net investment income                              2.34% (f)       2.86% (f)       3.68% (f)       3.81% (f)
(loss) to average net assets . . . .    2.27% (d) (f)
Portfolio turnover . . . . . . . . .          128.54%         181.89%         252.43%         103.69%         137.35%


                                          PERIOD
                                          ENDED
                                       DECEMBER 31,
                                         1997(b)

NET ASSET VALUE -. . . . . . . . . .  $       10.00
BEGINNING  OF PERIOD

INVESTMENT ACTIVITIES:
  Net investment income (loss) . . .           0.05
  Net realized and unrealized gains.           0.10
(losses) on investments

      Total investment activities. .           0.15

DISTRIBUTIONS:
  Net investment income. . . . . . .          (0.05)
  Net realized gains

      Total distributions. . . . . .          (0.05)

NET ASSET VALUE -. . . . . . . . . .  $       10.10
END OF PERIOD

Total Return . . . . . . . . . . . .        1.46%(c)

RATIOS/SUPPLEMENTAL
DATA:
Net Assets at end of period (000). .  $       1,866
Ratio of expenses to . . . . . . . .   0.90% (d) (e)
average net assets
Ratio of net investment income . . .   4.08% (d) (f)
(loss) to average net assets
Portfolio turnover . . . . . . . . .           0.19%


(a)     The  existing  shares  of  the  GVIT  Balanced  Fund  were  designated  Class  I  shares  as  of May 1, 2001.
(b)     For  the  period  from  October  31,  1997  (commencement  of  operations)  through  December  31,  1997.
(c)     Not  annualized.
(d)     Annualized.
(e)     Such  ratios are after any management fee waivers and expense reimbursements.  Had Gartmore-U.S. not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio would have been 0.99% for the period ended  June  30,  2002, 1.03% for the year ended December 31, 2001, 1.07% for the year ended December 31, 2000, 1.00%
for  the  year  ended  December  31,  1999,  0.96% for the year ended December 31, 1998, and 4.90% for the year ended
December  31,  1997.
(f)     During this period, Gartmore-U.S. waived a portion of its fees and/or reimbursed other expenses for the Fund.
Such  waivers  and  reimbursements  are  reflected  in  this  ratio.


                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                               GVIT GOVERNMENT BOND FUND



                                                     SIX                YEAR              YEAR              YEAR
                                                   MONTHS              ENDED             ENDED             ENDED
                                                    ENDED           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                 JUNE 30, 2002         2001(a)            2000              1999
                                                  (Unaudited)
   NET ASSET VALUE -. . . . . . . . . .                      -            $11.44            $10.79            $11.69
   BEGINNING OF PERIOD                                  $11.66
   INVESTMENT ACTIVITIES:
     Net investment income (loss) . . .                   0.28              0.58              0.66              0.61
     Net realized and unrealized gains.                      -              0.24              0.65             (0.88)
     (losses) on investments                              0.20
         Total investment activities. .                   0.48              0.82              1.31             (0.27)
   DISTRIBUTIONS:
     Net investment income. . . . . . .                  (0.27)            (0.58)            (0.66)            (0.61)
     Net realized gains . . . . . . . .                  (0.01)            (0.02)                -             (0.02)
         Total distributions. . . . . .                  (0.28)            (0.60)            (0.66)            (0.63)
   NET ASSET VALUE -. . . . . . . . . .                      -            $11.66            $11.44            $10.79
   END OF PERIOD                                        $11.86
  Total Return . . . . . . . . . . . .               4.18% (b)             7.25%            12.54%            (2.35%)

   RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, at end of period (000) .             $1,535,903        $1,301,828          $867,139          $769,957
   Ratio of expenses to . . . . . . . .            0.73% (c)(d)         0.66% (d)         0.66% (d)             0.65%
     average net assets
   Ratio of net investment income . . .                      -          5.21% (e)         6.00% (e)             5.41%
   (loss) to average net assets                    4.93% (c)(e)
   Portfolio turnover . . . . . . . . .                  31.25%            55.80%            75.91%            51.61%


                                                YEAR              YEAR
                                                ENDED             ENDED
                                            DECEMBER 31,      DECEMBER 31,
                                                1998              1997

   NET ASSET VALUE -. . . . . . . . . .           $11.38            $11.04
   BEGINNING OF PERIOD
   INVESTMENT ACTIVITIES:
     Net investment income (loss) . . .             0.63              0.69
     Net realized and unrealized gains.             0.37              0.34
     (losses) on investments
         Total investment activities. .             1.00              1.03
   DISTRIBUTIONS:
     Net investment income. . . . . . .            (0.63)            (0.69)
     Net realized gains . . . . . . . .            (0.06)                -
         Total distributions. . . . . .            (0.69)            (0.69)
   NET ASSET VALUE -. . . . . . . . . .           $11.69            $11.38
   END OF PERIOD
   Total Return . . . . . . . . . . . .             8.91%            9.67%
   RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, at end of period (000) .         $761,897          $475,392
   Ratio of expenses to . . . . . . . .             0.57%             0.53%
   average net assets
   Ratio of net investment income . . .             5.60%             6.19%
   (loss) to average net assets
   Portfolio turnover . . . . . . . . .            32.03%            68.61%

      (a)     The  existing shares of the GVIT Government Bond Fund were designated Class I shares as of May 1, 2001.
      (b)     Not  annualized.
      (c)     Annualized.
(d)     Such  ratios are after any management fee waivers and expense reimbursements.  Had Gartmore-U.S. not waived a portion of its fees or reimbursed other expenses for the Fund, the expense ratio would have been 0.73% for the period ended  June  30,  2002,  0.73%  for the year ended December 31, 2001, and 0.73% for the year ended December 31, 2000.
(e)     During this period, Gartmore-U.S. waived a portion of its fees and/or reimbursed other expenses for the Fund.
Such  waivers  and  reimbursements  are  reflected  in  this  ratio.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                                GVIT MID CAP FUND



                                        SIX              YEAR            YEAR            YEAR            YEAR            YEAR
                                       MONTHS           ENDED           ENDED           ENDED           ENDED           ENDED
                                       ENDED         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                   JUNE 30, 2002       2001(a)           2000            1999            1998          1997(b)
                                    (Unaudited)
                                                    $       16.63   $       20.44   $       11.70   $       10.21   $       10.00
NET ASSET VALUE -. . . . . . . .  $         11.59
BEGINNING OF PERIOD

INVESTMENT
ACTIVITIES:
  Net investment income (loss) .            (0.05)          (0.07)          (0.06)          (0.01)              -            0.01
  Net realized and unrealized                               (4.97)          (2.92)           9.87            1.49            0.21
     gains . . . . . . . .                  (2.70)
(losses) on investments

    Total investment activities.            (2.75)          (5.04)          (2.98)           9.86            1.49            0.22

DISTRIBUTIONS:
  Net investment income. . . . .                -               -               -               -               -           (0.01)
  Net realized gains . . . . . .                -               -           (0.83)          (1.12)              -               -

      Total distributions. . . .                -               -           (0.83)          (1.12)              -           (0.01)

NET ASSET VALUE -                                   $       11.59   $       16.63   $       20.44   $       11.70   $       10.21
 END OF PERIOD . . . . . . . . .  $          8.84

Total Return . . . . . . . . . .      (23.73%) (c)        (30.31%)        (15.38%)          84.75%          14.59%       2.20% (c)

RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end . . . . . . .  $       133,810   $     169,323   $     244,804   $      99,091   $      10,342   $       1,347
of period (000)
Ratio of expenses to . . . . . .     1.14% (d) (e)       1.00% (e)       1.00% (e)       1.00% (e)       1.00% (e)   1.00% (d) (e)
average net assets
Ratio of net investment income                         (0.54%) (f)     (0.40%) (f)     (0.15%) (f)     (0.04%) (f)   0.68% (d) (f)
(loss) to average net assets . .   (0.88%) (d) (f)
Portfolio turnover . . . . . . .           230.61%         635.03%         632.95%         637.83%         369.83%          27.32%


(a)  The  existing  shares  of  the  GVIT  Mid  Cap  Fund  were  designated  Class  I  shares  as  of  May  1,  2001.
(b)  For  the  period  from  October  31,  1997  (commencement  of  operations)  through  December  31,  1997.
(c)  Not  annualized.
(d)  Annualized.
(e)  Such ratios are after any management fee waivers and expense reimbursements.  Had Gartmore - U.S. not waived a portion of its fees or reimbursed other expenses for the GVIT Mid Cap Fund, the expense ratio would have been 1.15% for the period ended June 30,
2002,  1.18%  for  the year ended December 31, 2001, 1.17% for the year ended December 31, 2000, 1.23% for the year ended December
31,  1999,  1.55%  for  the  year  ended  December  31,  1998,  and  6.33%  for  the  year  ended  December  31,  1997.
(f)  During  this period, Gartmore - U.S. waived a portion of its fees and/or reimbursed other expenses for the GVIT Mid Cap Fund.
Such  waivers  and  reimbursements  are  reflected  in  this  ratio.

                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

                             GVIT MONEY MARKET FUND



                                          SIX             YEAR            YEAR            YEAR            YEAR
                                        MONTHS           ENDED           ENDED           ENDED           ENDED
                                         ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     JUNE 30, 2002      2001(a)           2000            1999            1998
                                      (Unaudited)
NET ASSET VALUE -                                    $        1.00   $        1.00   $        1.00   $        1.00
BEGINNING OF PERIOD. . . . . . . .  $         1.00

INVESTMENT ACTIVITIES:
  Net investment income. . . . . .            0.01            0.04            0.06            0.05            0.05

      Total investment activities.            0.01            0.04            0.06            0.05            0.05

DISTRIBUTIONS:
  Net investment income. . . . . .           (0.01)          (0.04)          (0.06)          (0.05)          (0.05)

      Total distributions. . . . .           (0.01)          (0.04)          (0.06)          (0.05)          (0.05)

NET ASSET VALUE -                                    $        1.00   $        1.00   $        1.00   $        1.00
 END OF PERIOD . . . . . . . . . .  $         1.00

Total Return . . . . . . . . . . .        0.62% (b)           3.60%           6.03%           4.81%           5.27%

RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end of. . . . . . .  $    2,705,192   $   2,869,354   $   1,982,922   $   2,127,500   $   1,373,334
 period (000)
Ratio of expenses to . . . . . . .    0.62% (c) (d)       0.55% (d)       0.55% (d)           0.54%           0.46%
 average net assets
Ratio of net investment. . . . . .    1.24% (c) (e)       3.41% (e)       5.87% (e)           4.77%           5.15%
income to average net assets


                                         YEAR
                                        ENDED
                                     DECEMBER 31,
                                         1997

NET ASSET VALUE -. . . . . . . . .  $        1.00
BEGINNING OF PERIOD

INVESTMENT ACTIVITIES:
  Net investment income. . . . . .           0.05

      Total investment activities.           0.05

DISTRIBUTIONS:
  Net investment income. . . . . .          (0.05)

      Total distributions. . . . .          (0.05)

NET ASSET VALUE -. . . . . . . . .  $        1.00
 END OF PERIOD

Total Return . . . . . . . . . . .           5.26%

RATIOS/SUPPLEMENTAL
DATA:
Net Assets, at end of. . . . . . .  $     993,597
 period (000)
Ratio of expenses to . . . . . . .           0.51%
 average net assets
Ratio of net investment. . . . . .           5.16%
income to average net assets


(a)     The  existing  shares  of  the  GVIT  Money  Market  Fund were designated Class I shares as of May 1, 2001.
(b)     Not  Annualized.
(c)     Annualized.
(d)     Such  ratios are after any management fee waivers and expense reimbursements.  Had Gartmore-U.S. not waived a  portion  of  its fees or reimbursed other expenses for the Fund, the expense ratio would have been 0.62% for the period  ended  June 30, 2002, 0.61% for the year ended December 31, 2001, and 0.61% for the year ended December 31,
2000.
(e)     During  this  period,  Gartmore-U.S.  waived a portion of its fees and/or reimbursed other expenses for the
Fund.  Such  waivers  and  reimbursements  are  reflected  in  this  ratio.


                                    EXHIBIT D
================================================================================

                                       D-1


                          INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement"), by and between GARTMORE MUTUAL FUND CAPITAL TRUST, a Delaware business trust (the "Adviser"), and MARKET STREET FUND, a Delaware business trust (the "Fund"), made as of _______________, 2003, and effective with respect to the series portfolios of Market Street Fund (said portfolios hereinafter referred to collectively as the "Portfolios," and each a "Portfolio") (said Market Street Fund hereinafter referred to as the "Fund"), as specified in this Agreement.

     WHEREAS, the Fund is a series-type, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of eleven investment portfolios (each, a "Portfolio"), each such Portfolio having its own investment objective(s); and

     WHEREAS, the Fund issues a separate series of shares for each Portfolio, which shares represent fractional undivided interests in the Portfolio; and

     WHEREAS, the Adviser is engaged principally in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Fund desires to retain the Adviser to provide or to arrange to provide overall investment management of the Fund's Portfolios, in the manner and on the terms and conditions set forth in this Agreement; and

     WHEREAS, the Adviser is willing to provide or to arrange to provide, investment advisory services to the Fund and the Fund's Portfolios on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Fund and Adviser hereby agree as follows:

1. APPOINTMENT OF ADVISER. The Fund hereby appoints the Adviser to provide investment advisory services for the Portfolios specified in an appendix to this Agreement (each, a "Portfolio"), as this appendix may be amended from time to time under this Agreement ("Appendix A"). Pursuant to this Agreement and subject to the oversight and supervision by Fund's Board of Trustees (the "Board"), the Adviser shall manage the investment and reinvestment, or arrange for the investment and reinvestment of each Portfolio's assets.

2. ACCEPTANCE OF APPOINTMENT BY ADVISER. The Adviser hereby accepts the appointment by the Fund in the foregoing capacity and agrees, at the Adviser's own expense, to render the services set forth herein and to provide the office space, furnishings, equipment, and personnel required by the Adviser to perform these services on the terms and for the compensation provided in this Agreement.

3. SERVICES TO BE PROVIDED BY ADVISER. In particular, the Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in the Adviser's discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash, or other investments. In this connection, the Adviser shall provide the Fund's Board and officers, with any reports and documentation as the Adviser, and the Fund's Board and officers shall reasonably request regarding the Adviser's management of the Portfolio assets. The Adviser shall not delegate any of the Adviser's duties under this Agreement to any other Adviser without the consent and approval of the Fund's Board and a majority of those trustees who are not parties to this Agreement or "interested persons" of any party; provided, that, in the event the Adviser is authorized to so delegate, the Adviser shall retain overall responsibility for these delegated powers and functions and any and all obligations and liabilities in connection therewith.

4. COMPLIANCE BY ADVISER WITH PORTFOLIO POLICIES AND APPLICABLE LAW. The Adviser shall carry out the Adviser's responsibilities under this Agreement in compliance with: (a) a Portfolio's investment objective, policies, and restrictions, as set forth in the Fund's current registration statement, as amended from time to time; (b) any policies or directives as the Fund's Board may from time to time establish or issue and communicate to the Adviser in writing; and (c) applicable law and related regulations. The Fund shall promptly notify the Adviser in writing of changes to (a) or (b) above and shall notify the Adviser in writing of changes to (c) above promptly after the Fund becomes aware of these changes.

5.     ADVISER'S  DUTIES  REGARDING  PORTFOLIO  TRANSACTIONS.

(A) PLACEMENT OF ORDERS. The Adviser shall take all actions the Adviser considers necessary to implement the investment policies of the Portfolio, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers the Adviser selects, and, to that end, the Adviser is authorized as the Fund's agent to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for a Portfolio's account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's Board and set forth in the Fund's current registration statement.

(B) SELECTION OF BROKERS AND DEALERS. To the extent permitted by the policy guidelines set forth in the Fund's current registration statement, in the selection of brokers and dealers to execute portfolio transactions, the Adviser is authorized to consider not only the available prices and rates of brokerage commissions but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research, custody, and other services provided by the brokers and dealers that the Adviser believes will enhance the Adviser's general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to this broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by these brokers and dealers. In connection with the foregoing, the Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Adviser, a higher commission than that charged by other brokers and dealers if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of these services in terms of either the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Portfolio and to any other client accounts or portfolios that the Adviser advises. The execution of these transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

(C) SOFT DOLLAR ARRANGEMENTS. On an ongoing basis, but not less often than annually, the Adviser shall identify and provide a written description to the Fund of all "soft dollar" arrangements that the Adviser maintains with respect to the Portfolio or with brokers or dealers that execute transactions for the Portfolio. Prior to the commencement of the active management of the Portfolio, and periodically thereafter, but not less often than annually, the Adviser shall provide the Fund with a written description of all arrangements with third parties and other individuals, entities, brokers, or money management firms that have or may receive or share in the payment of fees for services in connection with securing or continuing this Agreement.

(D) AGGREGATED TRANSACTIONS. The Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Portfolio with similar orders being made on the same day for other client accounts or portfolios that the Adviser manages. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged, and the Portfolio and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold the Portfolio's portion of the securities at this average price; and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio) participating in the transaction. When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Portfolio), the Adviser may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Adviser considers equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

6. NON-EXCLUSIVITY OF ADVISER'S SERVICES. The Adviser's services under this Agreement are not exclusive. The Adviser may provide the same or similar services to other clients. The Fund acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or portfolios (including the Portfolio) for which that security or investment is recommended or executed. This Agreement does not require the Adviser to give priority to the Portfolio over other client accounts or portfolios. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund or the Portfolio or otherwise be deemed an agent of the Fund or the Portfolio.

7. DELEGATION OF PROXY VOTING RIGHTS. The Fund delegates the Fund's discretionary authority to exercise voting rights with respect to the securities and other investments in the Portfolio to the Adviser. The Adviser shall exercise these voting rights unless and until the Fund revokes this delegation in writing. The Fund may revoke this delegation at any time without cause. The Adviser shall maintain and preserve a record, in an easily accessible place for a period of not less than three (3) years, of the Adviser's voting procedures, and of the Adviser's actual votes, and the Adviser shall supply this record to the Fund, or any authorized representative of the Fund, upon the written request of the Fund or the Fund's authorized representative, as appropriate.

8. AFFILIATED BROKERS. The Adviser or any of the Adviser's affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's Board and set forth in the Fund's current registration statement;
(b) the provisions of the Advisers Act; (c) the provisions of the Securities Exchange Act of 1934, as amended, including, but not limited to, Section 11(a) thereof; and (d) other applicable provisions of law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's Board, the Adviser or the Adviser's affiliate may receive brokerage commissions, fees, or other remuneration from the Portfolio or the Fund for these services in addition to the Adviser's fees for services under this Agreement.

9. CUSTODY. Nothing in this Agreement shall require the Adviser to take or receive physical possession of cash, securities, or other investments of the Portfolio.

10. REGISTRATION OF ADVISER. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Advisers Act. The Adviser shall remain so registered throughout the term of this Agreement and shall notify the Fund immediately if the Adviser ceases to be so registered as an investment adviser.

11.     REPRESENTATIONS  AND  COVENANTS  OF  ADVISER.

(A) The Adviser: (a) is duly organized and validly existing under Delaware law with the power to own and possess the Adviser's assets and carry on the Adviser's business as this business is now being conducted; (b) has the authority to enter into and perform the services contemplated by this Agreement;
(c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (d) has met, and shall continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (e) shall promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act.

(B) The Adviser shall be responsible for the management of each Portfolio in accordance with the prospectus and statement of additional information applicable to the Portfolio, and in compliance with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, further, to the extent applicable for only the Portfolios that are insurance-dedicated investment portfolios, in compliance with the diversification requirements for variable annuity, life insurance, or endowment contracts pursuant to Code Section 817(h) and United States Treasury Regulation Section 1.817-5, each as may be amended from time to time; and, furthermore, the Adviser shall promptly inform the Fund if any information in the prospectus or statement of additional information to a Portfolio, or if any action relating to the Adviser or the Adviser's services to the Portfolio is (or will become) inaccurate, incomplete, or no longer compliant with Code Section 817(h) or Section 1.817-5, supra, if applicable.

12. REPRESENTATIONS AND COVENANTS OF THE FUND. The Fund: (a) is duly organized and validly existing under Delaware law with the power to own and possess the Fund's assets and carry on the Fund's business as this business is now being conducted; (b) has the authority to enter into and perform the services contemplated by this Agreement; and (c) represents that the Fund is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the Fund's shares representing an interest in the Portfolio are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws.

13. ADVISER CODE OF ETHICS. The Adviser certifies that the Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, and that the Adviser has instituted procedures reasonably necessary to prevent Access Persons from violating the Adviser's code of ethics. The Adviser will provide the Fund with a copy of that code, together with evidence of the code's adoption. Within twenty (20) days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of the Adviser's code of ethics or, if a violation has occurred, that appropriate action has been taken in response to the violation; provided, that, no less frequently than annually, the appropriate officer of the Adviser shall furnish a written report to the Adviser that complies with the requirements of Rule 17j-1 with respect to these reports regarding issues, material violations, and any related sanctions in connection with the administration of the code of ethics, or as otherwise required pursuant to Rule 17j-1. Upon written request of the Fund, the Adviser shall permit representatives of the Fund to examine the reports (or summaries of the reports) required to be made to the Adviser by Rule 17j-1(d)(1) and other records evidencing enforcement of the code of ethics.

14.     FEE  PROVISIONS.

(A) FEE. For the services rendered, the facilities furnished, and the expenses assumed by the Adviser, the Fund shall pay the Adviser quarterly fees, in arrears, based on the net assets of all Portfolios managed by the Adviser, calculated daily at the annual rates specified with respect to a Portfolio in an appendix to this Agreement, as this appendix may be amended from time to time under this Agreement ("Appendix B"). The Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth in Appendix B. For the purpose of accruing compensation, the net assets of a Portfolio shall be determined in the manner and on the dates set forth in the Fund's current prospectus, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

(B) SPECIAL FEE PROVISIONS. In the event of termination of this Agreement with respect to a Portfolio, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) business days of the date of termination. During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to the suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until the Portfolio's net asset value is again determined.

15.     RECORDS.

(A) MAINTENANCE OF RECORDS. The Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Portfolio's investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5),
(b)(6),  (b)(7),  (b)(9),  (b)(10),  and  (f)  of Rule 31a-1 under the 1940 Act.

(B) OWNERSHIP OF RECORDS. The Adviser agrees that all books and records which the Adviser maintains for the Portfolio or the Fund are the Fund's property and further agrees to surrender promptly to the Fund any books, records, or information upon the Fund's request; provided, however, that the Adviser may retain copies of the records. All the requested books and records shall be made available, within five (5) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Adviser's offices. The Fund or the Fund's authorized representatives shall have the right to copy any records in the possession of the Adviser that pertain to the Portfolio or the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all these books, records, or other information shall be returned to the Fund. The Adviser agrees that the policies and procedures the Adviser has established for managing the Portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the Adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Fund or its authorized representatives not less frequently than annually.

16.     CONFIDENTIALITY.

(A) NON-DISCLOSURE BY ADVISER. The Adviser agrees that the Adviser will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever, except as authorized in this Agreement or specifically by the Fund, or if this disclosure is required by federal or state regulatory authorities.

(B) NON-DISCLOSURE EXCEPTIONS. The Adviser may disclose the investment performance of the Portfolio(s); provided, that the disclosure does not reveal the identity of the Portfolio(s), or the Fund. The Adviser may, however, disclose that the Fund and the Portfolio(s) are the Fund's clients; provided, that the disclosure does not reveal the investment performance or the composition of the Portfolio(s).

17. LIMITATION OF LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser or the Adviser's officers, directors, or employees, or reckless disregard by the Adviser of the Adviser's duties under this Agreement (together, "disabling conduct"), the Adviser shall not be liable to a Portfolio or the Fund, or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; provided, that with respect to the Adviser's responsibilities pursuant to Subchapter M of the Code and Code Section 817(h) as described in Section 11(b) hereof, the Adviser agrees to indemnify and hold harmless the Fund, and each of its directors or trustees and officers acting within the scope of his or her responsibilities (the "Indemnified Parties"), for losses, damages, liabilities, or expenses (including reasonable attorney fees) that arise as a result of any failure by the Fund or its Portfolios to comply with the diversification requirements specified in that Section 11(b), except to the extent that these losses, damages, liabilities, or expenses (including reasonable attorney fees) arise as a result from the gross negligence, bad faith or willful misconduct of the Indemnified Parties, including the Fund's Board, or any member thereof, in connection with the Fund's operations.

18.     DOCUMENT  DELIVERY  AND  REVIEW.     The  Adviser  shall  furnish  each
subadviser (a "Subadviser") to a Portfolio of the Fund with copies of the Fund's prospectus and statement of additional information, proxy statements, sales literature, or any other material prepared for distribution to its shareholders, or the public that refer in any way to the Subadviser, and shall not use such material if the Subadviser reasonably objects in writing within three (3) business days or such other time as may be agreed to by the parties in writing after receipt thereof, as soon as practicable after such documents become available. The Adviser shall ensure that materials prepared by employees or agents of the Adviser that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser, as referenced in the preceding sentence. The Adviser shall furnish the Subadviser with any further documents, materials, or information that the Subadviser may reasonably request in writing to perform the Subadviser's duties pursuant to this Agreement.

19. EFFECTIVENESS. This Agreement shall not become effective with respect to a Portfolio until this Agreement is approved by the Fund's Board, including a majority of trustees who are not parties to this Agreement or "interested persons" of any party to this Agreement, and, to the extent required by law, a majority of the outstanding shares of the Portfolio. Subject to receipt of all necessary approvals, this Agreement shall be effective as of the date, and for the term, provided in Appendix A with respect to a Portfolio.

20. TERMINATION. This Agreement may be terminated at any time with respect to a Portfolio without the payment of any penalty, by the Fund's Board, or by vote of a majority of the outstanding shares of the Portfolio, on sixty (60) days written notice to the Adviser or by the Adviser, on sixty (60) days written notice to the Fund. This Agreement shall automatically terminate in the event of this Agreement's assignment.

21. AMENDMENT. This Agreement may be amended with respect to a Portfolio in writing by the parties only if the amendment is specifically approved by: (a) a majority of those trustees who are not parties to this Agreement or "interested persons" of any party cast in person at a meeting called for the purpose of voting on the Agreement's approval; and (b) if required by applicable law, the vote of a majority of outstanding shares of the affected Portfolio(s).

22. DEFINITIONS. The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in Section 2(a) the 1940 Act. The term "majority of the outstanding shares" means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of these shares are present or represented by proxy or (b) more than fifty percent (50%) of the outstanding shares.

23. GOVERNING LAW. This Agreement shall be construed in accordance with Delaware law and applicable provisions of the Advisers Act and 1940 Act.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

25. COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


GARTMORE  MUTUAL  FUND  CAPITAL  TRUST

By             __________________________
Name:          __________________________
Title:         __________________________

ATTEST:        __________________________




                    MARKET  STREET  FUND

By             __________________________
Name:          __________________________
Title:         __________________________

ATTEST:        __________________________

                                   APPENDIX A
                  TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                             AND MARKET STREET FUND



PORTFOLIO(S)                                       EFFECTIVE DATE AND TERM
All Pro Broad Equity Portfolio. . .  The effective date of this Agreement with respect
All Pro Large Cap Growth Portfolio.  to this Portfolio shall be as of the close of
All Pro Large Cap Value Portfolio .  business on the ____ day of ____________, 2003.
All Pro Small Cap Growth Portfolio.  Subject to Section 20 of this Agreement, the term
All Pro Small Cap Value Portfolio .  of this Agreement shall continue for two (2) years
Equity 500 Index Portfolio. . . . .  and shall thereafter continue in effect from year to
International Portfolio . . . . . .  year so long as the Agreement's continuance is
Balanced Portfolio. . . . . . . . .  specifically approved at least annually by:  (a) the
Money Market Portfolio. . . . . . .  Fund's Board, or by the vote of a majority of the
Mid Cap Growth Portfolio. . . . . .  outstanding shares of the Portfolio, and (b) a
Bond Portfolio. . . . . . . . . . .  majority of those trustees who are not parties to this Agreement or interested persons of any party
                                     cast in person at a meeting called for the purpose
                                     of voting on the Agreement's approval.





GARTMORE  MUTUAL  FUND  CAPITAL  TRUST

By:     _____________________________          Date:___________________________
Name:   _____________________________
Title:  _____________________________




MARKET  STREET  FUND
By:     _____________________________          Date:___________________________
Name:   _____________________________
Title:  _____________________________

                                   APPENDIX B
                  TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN
                       GARTMORE MUTUAL FUND CAPITAL TRUST
                             AND MARKET STREET FUND



PORTFOLIOS                                      FEE
                             (AS A %AGE OF THE AVERAGE DAILY NET ASSETS
                            CALCULATED AS DESCRIBED IN SECTION 14 OF THIS
                                             AGREEMENT)
ALL PRO BROAD EQUITY . .  0.75% on the first $200 million, and 0.70%
                          on assets in excess of $200 million
ALL PRO LARGE CAP GROWTH  0.70% on the first $200 million, and 0.65%
                          on assets in excess of $200 million
ALL PRO LARGE CAP VALUE.  0.70% on the first $200 million, and 0.65%
                          on assets in excess of $200 million
ALL PRO SMALL CAP GROWTH  0.90% on the first $200 million, and 0.85%
                          on assets in excess of $200 million
ALL PRO SMALL CAP VALUE.  0.90% on the first $200 million, and 0.85%
                          on assets in excess of $200 million
EQUITY 500 INDEX . . . .  0.24%
INTERNATIONAL. . . . . .  0.75% on the first $500 million, and 0.70%
                          on assets in excess of $500 million
MID CAP GROWTH . . . . .  0.75% on the first $200 million, and 0.70%
                          on assets excess of $200 million
BALANCED . . . . . . . .  0.55%
BOND . . . . . . . . . .  0.40%
MONEY MARKET . . . . . .  0.25%




GARTMORE  MUTUAL  FUND  CAPITAL  TRUST

By:     _____________________________          Date:___________________________
Name:   _____________________________
Title:  _____________________________

MARKET  STREET  FUND

By:     _____________________________          Date:___________________________
Name:   _____________________________
Title:  _____________________________

EXHIBIT E
================================================================================

                                      E-1

                 PRINCIPAL HOLDERS OF VOTING SECURITIES OF GVIT

     As of December 1, 2002, to GVIT's knowledge, separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215, were the record owners of all outstanding shares of each series of GVIT (the "GVIT Funds") and had or shared voting or investment power over more than 5% of the outstanding shares of any class of shares of the following GVIT Funds:


GVIT ACQUIRING FUNDS

GVIT TOTAL RETURN FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Total Return
                                Fund Class __ representing ___% of the class'
                                outstanding shares and ___% of GVIT Total
                                Return Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Total Return
                                Fund Class __ representing ___% of the class' outstanding shares and ___% of GVIT Total
                                Return Fund's Outstanding Shares.


GVIT GROWTH FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Growth Fund
                                Class __ representing ___% of the class'
                                outstanding shares and ___% of GVIT Growth
                                Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Growth Fund
                                Class __ representing ___% of the class' outstanding shares and ___% of GVIT Growth
                                Fund's Outstanding Shares.



GVIT VALUE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Value Fund
                                Class __ representing ___% of the class'
                                outstanding shares and ___% of GVIT Value
                                Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Value Fund
                                Class __ representing ___% of the class' outstanding shares and ___% of GVIT Value
                                Fund's Outstanding Shares.


GVIT SMALL COMPANY FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
 OF SHAREHOLDERS                INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Small Company
                                Fund Class __ representing ___% of the class'
                                outstanding shares and ___% of GVIT Small
                                Company Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Small Company
                                Fund Class __ representing ___% of the class' outstanding shares and ___% of GVIT Small
                                Company Fund's Outstanding Shares.


GVIT SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Small Cap
                                Value Fund Class __ representing ___% of the
                                class' outstanding shares and ___% of GVIT
                                Small Cap Value Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Small Cap
                                Value Fund Class __ representing ___% of the class' outstanding shares and ___% of GVIT
                                Small Cap Value Fund's Outstanding Shares.

GVIT BALANCED FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Balanced Fund
                                Class __ representing ___% of the class'
                                outstanding shares and ___% of GVIT
                                Balanced Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Balanced Fund
                                Class __ representing ___% of the class' outstanding shares and ___% of GVIT
                                Balanced Fund's Outstanding Shares.

GVIT GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Government
                                Bond Fund Class __ representing ___% of the
                                class' outstanding shares and ___% of GVIT
                                Government Bond Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Government
                                Bond Fund Class __ representing ___% of the class' outstanding shares and ___% of GVIT
                                Government Bond Fund's Outstanding Shares.

GVIT MID CAP FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Mid Cap Fund
                                Class __ representing ___% of the class'
                                outstanding shares and ___% of GVIT Mid
                                Cap Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Mid Cap Fund
                                Class __ representing ___% of the class' outstanding shares and ___% of GVIT Mid
                                Cap Fund's Outstanding Shares.

GVIT MONEY MARKET FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Money Market
                                Fund Class __ representing ___% of the class'
                                outstanding shares and ___% of GVIT Money
                                Market Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Money Market
                                Fund Class __ representing ___% of the class' outstanding shares and ___% of GVIT Money
                                Market Fund's Outstanding Shares.


GVIT FUNDS
--------------------------------------------------------------------------------
GVIT MONEY MARKET FUND II
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Money Market
                                Fund II Class __ representing ___% of the
                                class' outstanding shares and ___% of GVIT
                                Money Market Fund II's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Money Money
                                Market Fund II Class __ representing ___% of the class' outstanding shares and ___% of GVIT Money Market Fund II's Outstanding
                                Shares.

NATIONWIDE GVIT STRATEGIC
VALUE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Nationwide GVIT
                                Strategic Value Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Nationwide GVIT Strategic Value
                                Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Nationwide GVIT
                                Strategic Value Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Nationwide GVIT Strategic Value
                                Fund's Outstanding Shares.

FEDERATED GVIT HIGH
INCOME BOND FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Federated GVIT High
                                Income Bond Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Federated GVIT High Income Bond
                                Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Federated GVIT High
                                Income Bond Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Federated GVIT High Income Bond
                                Fund's Outstanding Shares.

MAS GVIT MULTI SECTOR
BOND FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of MAS GVIT Multi
                                Sector Bond Fund Class __ representing ___%
                                of the class' outstanding shares and ___% of
                                MAS GVIT Multi Sector Bond Fund's
                                Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of MAS GVIT Multi
                                Sector Bond Fund Class __ representing ___% of the class' outstanding shares and ___% of MAS GVIT Multi Sector Bond Fund's
                                Outstanding Shares.

GVIT SMALL CAP
GROWTH FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of GVIT Small Cap
                                Growth Fund Class __ representing ___% of
                                the class' outstanding shares and ___% of
                                GVIT Small Cap Growth Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of GVIT Small Cap
                                Growth Fund Class __ representing ___% of the class' outstanding shares and ___% of GVIT Small Cap Growth Fund's Outstanding
                                Shares.

GARTMORE GVIT WORLDWIDE
LEADERS FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Worldwide Leaders Fund Class __
                                representing ___% of the class' outstanding
                                shares and ___% of Gartmore GVIT
                                Worldwide Leaders Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Worldwide Leaders Fund Class __
                                representing ___% of the class' outstanding shares and ___% of Gartmore GVIT
                                Worldwide Leaders Fund's Outstanding
                                Shares.

DREYFUS GVIT MID CAP
INDEX FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS OF             AMOUNT AND NATURE OF VOTING AND
SHAREHOLDERS                    INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Dreyfus GVIT Mid
                                Cap Index Fund Class __ representing ___% of
                                the class' outstanding shares and ___% of
                                Dreyfus GVIT Mid Cap Index Fund's
                                Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Dreyfus GVIT Mid
                                Cap Index Fund Class __ representing ___% of the class' outstanding shares and ___% of Dreyfus GVIT Mid Cap Index Fund's
                                Outstanding Shares.

TURNER GVIT GROWTH
FOCUS FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Turner GVIT Growth
                                Focus Fund Class __ representing ___% of the
                                class' outstanding shares and ___% of Turner
                                GVIT Growth Focus Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of Turner GVIT Growth
                                Focus Fund Class __ representing ___% of the class' outstanding shares and ___% of Turner
                                GVIT Growth Focus Fund's Outstanding
                                Shares.

GARTMORE GVIT MILLENNIUM
GROWTH FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND INVESTMENT POWER1
OF SHAREHOLDERS
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Millennium Growth Fund Class __
                                representing ___% of the class' outstanding
                                shares and ___% of Gartmore GVIT
                                Millennium Growth Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Millennium Growth Fund Class __
                                representing ___% of the class' outstanding shares and ___% of Gartmore GVIT
                                Millennium Growth Fund's Outstanding
                                Shares.

GARTMORE GVIT GLOBAL
TECHNOLOGY AND
COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT Global
                                Technology and Communications Fund Class
                                __ representing ___% of the class' outstanding
                                shares and ___% of Gartmore GVIT Global
                                Technology and Communications Fund's
                                Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT Global
                                Technology and Communications Fund Class
                                __ representing ___% of the class' outstanding shares and ___% of Gartmore GVIT Global
                                Technology and Communications Fund's
                                Outstanding Shares.

GARTMORE GVIT GLOBAL
HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT Global
                                Health Sciences Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT Global Health
                                Sciences Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT Global
                                Health Sciences Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT Global Health
                                Sciences Fund's Outstanding Shares.

GARTMORE GVIT NATIONWIDE
LEADERS FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Nationwide Leaders Fund Class __
                                representing ___% of the class' outstanding
                                shares and ___% of Gartmore GVIT
                                Nationwide Leaders Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Nationwide Leaders Fund Class __
                                representing ___% of the class' outstanding shares and ___% of Gartmore GVIT
                                Nationwide Leaders Fund's Outstanding
                                Shares.


GARTMORE GVIT EMERGING
MARKETS FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Emerging Markets Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT Emerging Markets
                                Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Emerging Markets Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT Emerging Markets
                                Fund's Outstanding Shares.

GARTMORE GVIT INTERNATIONAL
GROWTH FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                International Growth Fund Class __
                                representing ___% of the class' outstanding
                                shares and ___% of Gartmore GVIT
                                International Growth Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                International Growth Fund Class __
                                representing ___% of the class' outstanding shares and ___% of Gartmore GVIT
                                International Growth Fund's Outstanding
                                Shares.

GARTMORE GVIT INVESTOR
DESTINATIONS AGGRESSIVE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Aggressive Fund Class
                                __ representing ___% of the class' outstanding
                                shares and ___% of Gartmore GVIT Investor
                                Destinations Aggressive Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Aggressive Fund Class
                                __ representing ___% of the class' outstanding shares and ___% of Gartmore GVIT Investor
                                Destinations Aggressive Fund's Outstanding
                                Shares.

GARTMORE GVIT INVESTOR
DESTINATIONS MODERATELY
AGGRESSIVE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Moderately Aggressive
                                Fund Class __ representing ___% of the class'
                                outstanding shares and ___% of Gartmore
                                GVIT Investor Destinations Moderately
                                Aggressive Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Moderately Aggressive
                                Fund Class __ representing ___% of the class' outstanding shares and ___% of Gartmore
                                GVIT Investor Destinations Moderately
                                Aggressive Fund's Outstanding Shares.

GARTMORE GVIT INVESTOR
DESTINATIONS MODERATE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Moderate Fund Class __
                                representing ___% of the class' outstanding
                                shares and ___% of Gartmore GVIT Investor
                                Destinations Moderate Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Moderate Fund Class __ representing ___% of the class' outstanding shares and ___% of Gartmore GVIT Investor
                                Destinations Moderate Fund's Outstanding
                                Shares.

GARTMORE GVIT INVESTOR
DESTINATIONS MODERATELY
CONSERVATIVE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Moderately Conservative
                                Fund Class __ representing ___% of the class'
                                outstanding shares and ___% of Gartmore
                                GVIT Investor Destinations Moderately
                                Conservative Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Moderately Conservative
                                Fund Class __ representing ___% of the class' outstanding shares and ___% of Gartmore
                                GVIT Investor Destinations Moderately
                                Conservative Fund's Outstanding Shares.

GARTMORE GVIT INVESTOR
DESTINATIONS CONSERVATIVE FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Conservative Fund Class
                                __ representing ___% of the class' outstanding
                                shares and ___% of Gartmore GVIT Investor
                                Destinations Conservative Fund's Outstanding
                                Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT
                                Investor Destinations Conservative Fund Class
                                __ representing ___% of the class' outstanding shares and ___% of Gartmore GVIT Investor
                                Destinations Conservative Fund's Outstanding
                                Shares.

GARTMORE GVIT U.S.
GROWTH LEADERS FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT U.S.
                                Growth Leaders Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT U.S. Growth Leaders
                                Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT U.S.
                                Growth Leaders Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT U.S. Growth Leaders
                                Fund's Outstanding Shares.

GARTMORE GVIT GLOBAL
UTILITIES FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT Global
                                Utilities Fund Class __ representing ___% of
                                the class' outstanding shares and ___% of
                                Gartmore GVIT Global Utilities Fund's
                                Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT Global
                                Global Utilities Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT Global Utilities
                                Fund's Outstanding Shares.

GARTMORE GVIT GLOBAL
FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
NAME AND ADDRESS                AMOUNT AND NATURE OF VOTING AND
OF SHAREHOLDERS                 INVESTMENT POWER1
                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT Global
                                Financial Services Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT Global Financial
                                Services Fund's Outstanding Shares.

                                Shared voting and investment power over
                                ___________ shares of Gartmore GVIT Global
                                Financial Services Fund Class __ representing
                                ___% of the class' outstanding shares and
                                ___% of Gartmore GVIT Global Financial
                                Services Fund's Outstanding Shares.

1 As  described  above, Nationwide will vote these shares in accordance with voting instructions  it  receives  in  a  timely  manner  from  variable contract owners.

Upon completion of the Reorganization, separate accounts of NLIC, NLAIC, NLICA and NLACA are expected to own of record all of the outstanding shares of each GVIT Acquiring Fund and will share voting or investment power over [a substantial majority of] the outstanding shares of each GVIT Acquiring Fund. Class IV shares have not been issued to separate accounts and, therefore, are not considered to be outstanding shares of GVIT.

As of November ___, 2002, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of GVIT or of any GVIT Fund.

Exhibit F
================================================================================
 Please detach card at perforation before mailing



                               MARKET STREET FUND
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                February 21, 2003

     This proxy is solicited on behalf of the Board of Trustees of Market Street Fund. The undersigned hereby appoints James Bernstein, Gerald J. Holland, and Katherine DePeri, or any one or more of them, proxies, with full power of substitution, to vote as designated on the reverse side of this proxy all of the shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on February 21, 2003, and at any adjournments thereof.


     NOTE: Please sign exactly as your name appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


PLEASE  SIGN,  DATE,  AND  RETURN  PROMPTLY  IN  ENCLOSED  ENVELOPE, OR MAIL TO:

     MANAGEMENT
     INFORMATION  SERVICES,  P.O.  BOX  227,
     RANDOLPH,  MA  02368-9816


____________________________
Signature(s)  (Title(s),  if  applicable)

     Please fold and detach card at perforation. Return bottom portion only.

VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS GIVEN, THIS INSTRUCTION FORM WILL BE VOTED FOR EACH APPLICABLE PROPOSAL.



             Please vote by filling in the appropriate boxes below.






[  ] FOR     [  ] AGAINST    [  ] ABSTAIN

     1. For all Portfolios. Approve an Agreement and Plan of between Market Street and Gartmore Variable Insurance Trust.

     2. For all Portfolios. Approve a new investment advisory agreement between Market Street and Gartmore-U.S.

                       STATEMENT OF ADDITIONAL INFORMATION
                                December __, 2002
================================================================================

                          Acquisition of the Assets of:

                               MARKET STREET FUND
                         All Pro Broad Equity Portfolio
                       All Pro Large Cap Growth Portfolio
                        All Pro Large Cap Value Portfolio
                       All Pro Small Cap Growth Portfolio
                        All Pro Small Cap Value Portfolio
                            Mid Cap Growth Portfolio
                               Balanced Portfolio
                             International Portfolio
                                 Bond Portfolio
                           Equity 500 Index Portfolio
                             Money Market Portfolio

                              300 Continental Drive
                             Newark, Delaware 19713
                                 (800) 688-5177

                             By and in exchange for

                        GARTMORE VARIABLE INSURANCE TRUST
                Gartmore GVIT Total Return Fund - Class IV Shares
                   Gartmore GVIT Growth Fund - Class IV Shares
                   Comstock GVIT Value Fund - Class IV Shares
                    GVIT Small Company Fund - Class IV Shares
                   GVIT Small Cap Value Fund - Class IV Shares
              Gartmore GVIT Government Bond Fund - Class IV Shares
                J.P.  Morgan GVIT Balanced Fund - Class IV Shares
                  GVIT Equity 500 Index Fund - Class IV Shares
             Dreyfus GVIT International Value Fund -Class IV Shares
                Strong GVIT Mid Cap Growth Fund - Class IV Shares
                Gartmore GVIT Money Market Fund - Class IV Shares

                      and Assumption of Stated Liabilities

                                 1200 River Road
                             Conshohocken, PA 19428
                                 (484) 530 -1300

     This Statement of Additional Information ("SAI") relates specifically to the proposed reorganization of the above-referenced portfolios of Market Street Fund (collectively, the "Market Street Portfolios") into the above-referenced funds of Gartmore Variable Insurance Trust ("GVIT") (collectively, the "GVIT Acquiring Funds"). Pursuant to the proposed reorganization, each GVIT Acquiring Fund will acquire all of the assets of the corresponding Market Street Portfolio in exchange solely for the assumption of certain stated liabilities of that Market Street Portfolio and the GVIT Acquiring Fund's Class IV shares, to be distributed pro rata by the Market Street Portfolio to the holders of its shares, in complete liquidation of the Market Street Portfolio. For the name of the GVIT Acquiring Fund into which your Market Street Portfolio would be reorganized, see "SUMMARY - ABOUT THE FUNDS AND THE PROPOSED REORGANIZATION" on page __ of the Prospectus/Proxy Statement dated December __, 2002. Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectus/Proxy Statement.
This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated December __, 2002, relating to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-848-6331 or by writing to Nationwide Life Insurance Company at One Nationwide Plaza, Columbus, OH 43215.

                                TABLE OF CONTENTS

                                                                         PAGE
Incorporation by Reference. . . . . . . . . . . . . . . . . . . . . . .     4
History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Description of the GVIT Acquiring Funds and their Investments and Risks     4
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
Investment Advisory and Other Services. . . . . . . . . . . . . . . . .     4
Brokerage Allocation and Other Practices. . . . . . . . . . . . . . . .     4
Capital Stock and Other Securities. . . . . . . . . . . . . . . . . . .     5
Purchase, Redemption and Pricing of Shares. . . . . . . . . . . . . . .     5
Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
Calculation of Performance Data . . . . . . . . . . . . . . . . . . . .     5
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .     5

INCORPORATION  BY  REFERENCE

The following documents have previously been filed with the SEC and are incorporated by reference herein.

1. The Statement of Additional Information of GVIT, dated December ___, 2002 (the "GVIT SAI").
2. The Annual Report to Shareholders of GVIT for the fiscal year ended December 31, 2001.
3. The Semi-Annual Report to Shareholders of GVIT for the six-month period ended June 30, 2002.
4. The Annual Report to Shareholders of Market Street Fund for the fiscal year ended December 31, 2001.
5. The Semi-Annual Report to Shareholders of Market Street Fund for the six-month period ended June 30, 2002.

HISTORY

For a discussion of GVIT's history and other general information pertaining to GVIT, see the section entitled, "GENERAL INFORMATION AND HISTORY" in the GVIT SAI.

DESCRIPTION  OF  THE  GVIT  ACQUIRING FUNDS AND THEIR INVESTMENTS AND RISKS

     For a discussion of the investment strategies and risks of the GVIT Acquiring Funds, see the sections entitled, "ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND POLICIES," "DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES," "INVESTMENT RESTRICTIONS" and "PORTFOLIO TURNOVER" in the GVIT SAI.

MANAGEMENT

For information regarding the Trustees and Officers of GVIT, including, but not limited to, the names and a brief occupational biography of each of the Trustees and Officers, see the section entitled, "TRUSTEES AND OFFICERS OF THE TRUST" in the GVIT SAI.

INVESTMENT  ADVISORY  AND  OTHER  SERVICES

For a discussion of the GVIT Acquiring Funds' advisory and management-related services agreements, see the section entitled, "INVESTMENT ADVISORY AND OTHER SERVICES" in the GVIT SAI.

BROKERAGE  ALLOCATION  AND  OTHER  PRACTICES

For a discussion of the GVIT Acquiring Funds' brokerage policies, see the section entitled, "BROKERAGE ALLOCATIONS" in the GVIT SAI.

     CAPITAL  STOCK  AND  OTHER  SECURITIES

     For a discussion of each class of shares of GVIT and the characteristics of GVIT's shares of beneficial interest, see the sections entitled, "ADDITIONAL INFORMATION - DESCRIPTION OF SHARES" and "ADDITIONAL INFORMATION - VOTING RIGHTS" in the GVIT SAI.

PURCHASE,  REDEMPTION  AND  PRICING  OF  SHARES

For a description of the purchase and redemption procedures for GVIT's shares and a discussion of GVIT's valuation and pricing procedures, see the section entitled, "PURCHASES, REDEMPTIONS AND PRICING OF SHARES" in the GVIT SAI.

TAXATION

For a discussion of the tax information relating to ownership of GVIT's shares, see the sections entitled, "TAX STATUS," "OTHER TAX CONSEQUENCES" and "TAX CONSEQUENCS TO SHAREHOLDERS" in the GVIT SAI.

CALCULATION  OF  PERFORMANCE  DATA

For a description and quotation of certain performance data used by the GVIT Acquiring Funds, see the section entitled "PERFORMANCE ADVERTISING" in the GVIT SAI.

FINANCIAL  STATEMENTS

The Annual Report to Shareholders of GVIT for the fiscal year ended December 31, 2001 contains financial information for the GVIT Acquiring Funds. The Semi-Annual Report to Shareholders of GVIT for the six-month period ended June 30, 2002 also contains financial information for the GVIT Acquiring Funds.

     The Annual Report to Shareholders of Market Street Fund for the fiscal year ended December 31, 2001 contains financial information for the Market Street Portfolios. The Semi-Annual Report to Shareholders of Market Street Fund for the six-month period ended June 30, 2002 also contains financial information for the Market Street Portfolios.

     Pro Forma Financial Statements which provide financial information for the GVIT Acquiring Funds after giving effect to the Reorganization, for the six-month period ended June 30, 2002,*foot1 No Pro Forma Financial Statements are provided for each of the Equity 500 Index Portfolio, International Portfolio, GVIT Equity 500 Index Fund and Dreyfus GVIT International Value Fund because the GVIT Equity 500 Index Fund and Dreyfus GVIT International Fund were recently organized for the purpose of continuing the investment operations of the Equity 500 Index and International Portfolios, respectively. are attached as Appendix I.

--------------------------------------------------------------------------------

                                                GARTMORE GVIT TOTAL RETURN FUND
                                               MS ALL PRO BROAD EQUITY PORTFOLIO
                                   PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                         AS OF 6/30/02
                                                          (UNAUDITED)

                                                             GARTMORE GVIT       MS ALL PRO                           PRO FORMA
                                                             TOTAL RETURN          BROAD          PRO FORMA           Combined
                                                                 FUND         EQUITY PORTFOLIO   ADJUSTMENTS          (NOTE 1)
                                                            ---------------  ------------------  -------------     ---------------
ASSETS:
Investment, at value
(cost $1,527,010,381, $201,625,656 and $1,728,636,037,
  respectively)                                             $1,546,645,440   $     176,716,528   $          -      $1,723,361,968
Cash                                                                   931           2,230,159              -           2,231,090
Interest and dividends receivable                                1,613,628             194,628              -           1,808,256
Receivable for investments sold                                          -              79,456              -              79,456
Receivable from Advisor                                                  -              32,421              -              32,421
Prepaid expenses and other assets                                   16,046               3,880              -              19,926
                                                            ---------------  ------------------  -------------     ---------------
    Total Assets                                             1,548,276,045         179,257,072              -       1,727,533,117
                                                            ---------------  ------------------  -------------     ---------------

LIABILITIES:
Payable for investments purchased                                5,732,619              25,943              -           5,758,562
Accrued expenses and other payables:
  Investment advisory fees                                         766,587             113,288                            879,875
  Fund administration fees                                          85,128              48,460                            133,588
  Administrative servicing fees                                    194,371                   -              -             194,371
  Other                                                            110,504              83,775              -             194,279
                                                            ---------------  ------------------  -------------     ---------------
    Total Liabilities                                            6,889,209             271,466              -           7,160,675
                                                            ---------------  ------------------  -------------     ---------------
NET ASSETS                                                  $1,541,386,836   $     178,985,606   $          -      $1,720,372,442
                                                            ===============  ==================  =============     ===============
REPRESENTED BY:
Capital                                                     $1,876,916,465   $     215,549,973   $          -      $2,092,466,438
Accumulated net investment income (loss)                           271,854             500,010              -             771,864
Accumulated net realized gains (losses) from investment
  Transactions                                                (355,436,542)        (12,155,249)             -        (367,591,791)
Net unrealized appreciation (depreciation) on investments       19,635,059         (24,909,128)             -          (5,274,069)
                                                            ---------------  ------------------  -------------     ---------------
NET ASSETS                                                  $1,541,386,836   $     178,985,606   $          -      $1,720,372,442
                                                            ===============  ==================  =============     ===============

NET ASSETS:
Class I Shares                                              $1,541,386,836   $               -   $          -      $1,541,386,836
Class IV Shares (a)                                                      -         178,985,606              -         178,985,606
                                                            ---------------  ------------------  -------------     ---------------
    Total                                                   $1,541,386,836   $     178,985,606   $          -      $1,720,372,442
                                                            ===============  ==================  =============     ===============

SHARES OUTSTANDING (unlimited number of
  shares authorized):
Class I Shares                                                 166,246,780                   -              -         166,246,780
Class IV Shares (a)                                                      -          15,281,136      4,026,912  (b)     19,308,048
                                                            ---------------  ------------------  -------------     ---------------
    Total                                                      166,246,780          15,281,136      4,026,912         185,554,828
                                                            ===============  ==================  =============     ===============

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                              $         9.27   $               -   $          -      $         9.27
                                                            ===============  ==================  =============     ===============
Class IV Shares (a)                                         $            -   $           11.71   $          -      $         9.27
                                                            ===============  ==================  =============     ===============

-------------------------------
*   Not subject to a front-end sales charge.

(a) Represents the class to which Market Street shares will be invested upon the Reorganization.  Currently Market Street
    Portfolios offer only one class of shares.
(b) Shares adjusted to reflect the purchase into GVIT Acquiring Fund at Class I shares' net asset value.

                                                GARTMORE GVIT TOTAL RETURN FUND
                                               MS ALL PRO BROAD EQUITY PORTFOLIO
                                          PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                                 FOR THE PERIOD ENDED 06/30/02
                                                          (UNAUDITED)


                                                   GARTMORE GVIT          MS ALL PRO                          PRO FORMA
                                                   TOTAL RETURN          BROAD EQUITY     PRO FORMA            Combined
                                                       FUND               PORTFOLIO      ADJUSTMENTS           (NOTE 1)
                                                  ---------------       --------------  -------------       --------------
INVESTMENT INCOME:
Interest income                                   $      672,680        $     150,227   $          -        $     822,907
Dividend income (net of foreign tax withholding
  tax of $1,031; $3,513; $4,544; respectively)        25,078,639            2,868,985              -           27,947,624
                                                  ---------------       --------------  -------------       --------------
    Total Income                                      25,751,319            3,019,212              -           28,770,531
                                                  ---------------       --------------  -------------       --------------

EXPENSES:
  Investment advisory fees                             9,864,787            1,520,952       (356,751)  (a)     11,028,988
  Fund administration and transfer agent fees          1,021,680              363,043       (217,171)  (a)      1,167,552
  Audit fees                                              75,834               13,892        (13,892)  (b)         75,834
  Custodian fees                                         141,377               42,610        (24,645)  (a)        159,342
  Insurance fees                                          23,652                2,997         (2,997)  (b)         23,652
  Legal fees                                              73,521               99,598        (99,598)  (b)         73,521
  Printing expenses                                       37,541               35,556        (12,445)  (b)         60,652
  Trustees' fees                                          47,011                6,464         (6,464)  (b)         47,011
  Administrative servicing fees Class I Shares         2,627,010                    -              -            2,627,010
  Administrative servicing fees Class IV Shares                -                    -        304,693   (c)        304,693
  Other                                                   22,533                1,190         (1,190)  (b)         22,533
                                                  ---------------       --------------  -------------       --------------
    Total expenses before waived or
      reimbursed expenses                             13,934,946            2,086,302       (430,460)          15,590,788
Expenses waived or reimbursed                           (505,310)  (d)       (240,214)       430,460             (315,064)  (d)
                                                  ---------------       --------------  -------------       --------------
    Total Expenses                                    13,429,636            1,846,088              -           15,275,724
                                                  ---------------       --------------  -------------       --------------
NET INVESTMENT INCOME (LOSS)                          12,321,683            1,173,124              -           13,494,807
                                                  ---------------       --------------  -------------       --------------

REALIZED/UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment           (200,367,635)         (17,450,761)             -         (217,818,396)
    transactions
Net change in unrealized appreciation/
    depreciation on investments                        7,582,595          (17,984,783)             -          (10,402,188)
                                                  ---------------       --------------  -------------       --------------
Net realized /unrealized gains (losses) on
    investments                                     (192,785,040)         (35,435,544)             -         (228,220,584)
                                                  ---------------       --------------  -------------       --------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $ (180,463,357)       $ (34,262,420)  $          -        $(214,725,777)
                                                  ===============       ==============  =============       ==============

--------------------------------

(a) Change based on assumption that current GVIT fee structure for these fees would have been in place during the period.
(b) Reduced to reflect duplication of expenses by Market Street Portfolios.
(c) Reflects the Administrative Service fee that will be applicable to Class IV shares upon the completion of the Reorganization.
(d) Reflects a voluntary waiver/reimbursement during the period, but which is not in effect at the end of the period.

GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


COMMON STOCK
Aerospace/Defense
   114,281                114,281  Boeing Co. (The)                                5,142,645                     5,142,645
    52,980                 52,980  Enpro Industries, Inc.                            278,145                       278,145
   264,900                264,900  Goodrich (B.F.) Co.                             7,237,068                     7,237,068
    43,597      5,000      48,597  United Technologies                             2,960,236       339,500       3,299,736
                                                                              --------------  ------------  --------------
                                                                                  15,618,094       339,500      15,957,594
                                                                              --------------  ------------  --------------
Aluminum
   114,024                114,024  Alcoa, Inc.                                     3,779,896                     3,779,896
                                                                              --------------                --------------

Amusement and Recreation
               27,520      27,520  AMC Entertainment                                               390,784         390,784
               18,600      18,600  Oakley, Inc.                                                    323,640         323,640
               17,000      17,000  Pinnacle Entertainment                                          180,710         180,710
                                                                                              ------------  --------------
                                                                                                   895,134         895,134
                                                                                              ------------  --------------
Apparel and Accessories
               18,800      18,800  Liz Claiborne, Inc.                                             597,840         597,840
               16,600      16,600  V.F. Corp.                                                      650,886         650,886
                                                                                              ------------  --------------
                                                                                                 1,248,726       1,248,726
                                                                                              ------------  --------------

Appliance and Household Durable
                9,100       9,100  York International Corp.                                        307,489         307,489
                                                                                              ------------  --------------

Auto Parts & Equipment
               31,700      31,700  Dana Corp.                                                      587,401         587,401
   191,600                191,600  Delphi Automotive Systems Corp.                 2,529,120                     2,529,120
                6,000       6,000  Magna International, Inc.                                       413,100         413,100
                                                                              --------------  ------------  --------------
                                                                                   2,529,120     1,000,501       3,529,621
                                                                              --------------  ------------  --------------

Automobiles
                5,100       5,100  Ford Motor Co.                                                   81,600          81,600
               15,800      15,800  General Motors Corp.                                            844,510         844,510

                                                                                                   926,110         926,110
                                                                                              ------------  --------------
Automotive Dealers
               22,101      22,101  United Auto Group, Inc.                                         461,911         461,911
                                                                                              ------------  --------------
Automotive Parts and Supplies
               15,600      15,600  Autoliv, Inc.                                                   393,120         393,120
                                                                                              ------------  --------------
Banking
                9,000       9,000  UCBH Holdings, Inc.                                             342,090         342,090
                                                                                              ------------  --------------
Banks-Southwest
               13,300      13,300  Colonial Bancgroup, Inc.                                        199,500         199,500
                                                                                              ------------  --------------
Beverages / Alcoholic
   619,300      7,500     626,800  Anheuser-Busch Cos., Inc.                      30,965,000       375,000      31,340,000
                                                                              --------------  ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Beverages / Soft Drink
    71,200                 71,200  Coca-Cola Co.                                   3,987,200                     3,987,200
   588,560                588,560  PepsiCo, Inc.                                  28,368,592                    28,368,592
                                                                              --------------                --------------
                                                                                  32,355,792                    32,355,792
                                                                              --------------                --------------

Broadcast Media / Cable Television
               50,200      50,200  AOL Time Warner, Inc.                                           738,442         738,442
    76,600     75,600     152,200  Comcast Corp. Special Class A                   1,826,144     1,802,304       3,628,448
               19,300      19,300  Cox Communications, Inc. Class A                                531,715         531,715
               14,200      14,200  The Walt Disney Co.                                             268,380         268,380
   114,600     39,200     153,800  Viacom, Inc. Class B                            5,084,802     1,739,304       6,824,106
                                                                              --------------  ------------  --------------
                                                                                   6,910,946     5,080,145      11,991,091
                                                                              --------------  ------------  --------------

Broadcasting & Television
               29,704      29,704  Crown Media Holdings, Inc. Class A                              234,364         234,364
               20,100      20,100  Regent Communications, Inc.                                     141,886         141,886
                                                                                              ------------  --------------
                                                                                                   376,250         376,250
                                                                                              ------------  --------------

Business Consulting
               11,700      11,700  Maximus, Inc.                                                   370,890         370,890

Business Services
                7,800       7,800  CDI Corp.                                                       253,890         253,890
               12,000      12,000  First Data Corp.                                                446,400         446,400
                8,800       8,800  Pitney Bowes, Inc.                                              349,536         349,536
                                                                                              ------------  --------------
                                                                                                 1,049,826       1,049,826
                                                                                              ------------  --------------

Capital Goods
   236,970                236,970  Cummins Engine, Inc.                            7,843,707                     7,843,707
    42,902                 42,902  Deere & Co.                                     2,055,006                     2,055,006
   231,500                231,500  Dover Corp.                                     8,102,500                     8,102,500
   275,300                275,300  Eaton Corp.                                    20,028,074                    20,028,074
              101,300     101,300  General Electric Co.                                          2,942,765       2,942,765
   123,500     23,700     147,200  Genuine Parts Co.                               4,306,445       826,419       5,132,864
   284,350                284,350  PACCAR, Inc.                                   12,622,297                    12,622,297
   495,613                495,613  Pall Corp.                                     10,283,970                    10,283,970
   270,100                270,100  Parker Hannifin Corp.                          12,908,079                    12,908,079
                6,000       6,000  Precision Castparts Corp.                                       198,000         198,000
               10,500      10,500  Snap-On, Inc.                                                   311,745         311,745
                9,900       9,900  Texas Industries, Inc.                                          311,751         311,751
                                                                                              ------------  --------------
                                                                                  78,150,078     4,590,680      82,740,758
                                                                              --------------  ------------  --------------

Carbon Black
               17,400      17,400  Cabot Corp.                                                     498,510         498,510
                                                                                              ------------  --------------

Chemicals
   158,300                158,300  Avery Dennison Corp.                            9,933,325                     9,933,325
   140,245     13,900     154,145  E.I. du Pont de Nemours & Co.                   6,226,878       617,160       6,844,038
   197,200     11,800     209,000  Eastman Chemical Co.                            9,248,680       553,420       9,802,100
   238,500                238,500  Ecolab, Inc.                                   11,025,855                    11,025,855
                7,100       7,100  FMC Corp.                                                       214,207         214,207
    93,300                 93,300  Rohm & Haas Co.                                 3,777,717                     3,777,717
               15,200      15,200  Millennium Chemicals, Inc.                                      213,560         213,560
                                                                                              ------------  --------------
                                                                                  40,212,455     1,598,347      41,810,802
                                                                              --------------  ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Chemicals & Allied Products
               10,700      10,700  Albemarle Corp.                                                 329,025         329,025
               27,100      27,100  Crompton Corp.                                                  345,525         345,525
               12,200      12,200  Cytec Industries, Inc.                                          383,568         383,568
               13,900      13,900  Lubrizol Corp.                                                  465,650         465,650
                                                                                              ------------  --------------
                                                                                                 1,523,768       1,523,768
                                                                                              ------------  --------------
Chemicals - Plastic
               14,500      14,500  Spartech Corp.                                                  394,835         394,835
                6,400       6,400  Tredegar Industries, Inc.                                       154,560         154,560
                                                                                              ------------  --------------
                                                                                                   549,395         549,395
                                                                                              ------------  --------------
Chemicals / Diversified
               29,800      29,800  Dow Chemical Co.                                              1,024,524       1,024,524
               23,600      23,600  Occidental Petroleums Corp.                                     707,764         707,764
                                                                                              ------------  --------------
                                                                                                 1,732,288       1,732,288
                                                                                              ------------  --------------

Combination Utility Services
               10,800      10,800  Potomac Electric Power Co.                                      231,984         231,984
                                                                                              ------------  --------------
Communication Equipment
               14,100      14,100  Corning, Inc.                                                    50,055          50,055
               36,300      36,300  Liberty Media Corp.                                             363,000         363,000
               40,300      40,300  Juniper Networks, Inc.                                          227,695         227,695
   325,794                325,794  Motorola, Inc.                                  4,697,949     4,697,949
               29,500      29,500  Nokia Corp.                                                     427,160         427,160
              277,100     277,100  Nortel Networks Corp.                                           401,795         401,795
               24,100      24,100  The Titan Corp.                                                 440,789         440,789
                                                                                              ------------  --------------
                                                                                   4,697,949     1,910,494       6,608,443
                                                                              --------------  ------------  --------------
Computer Equipment
   107,400                107,400  American Power Conversion Corp.                 1,356,462                     1,356,462
   211,330     70,900     282,230  Dell Computer Corp.                             5,524,166     1,853,326       7,377,492
               37,600      37,600  Gateway, Inc.                                                   166,944         166,944
 1,210,393     49,600   1,259,993  Hewlett-Packard Co.                            18,494,805       757,888      19,252,693
 1,188,800     84,200   1,273,000  Intel Corp.                                    21,719,376     1,538,334      23,257,710
   293,483      6,000     299,483  International Business Machines Corp.          21,130,776       432,000      21,562,776
               32,100      32,100  Quantum Corp. - DLT & Storage Systems                           134,820         134,820
                                                                                              ------------  --------------
                                                                                  68,225,585     4,883,312      73,108,897
                                                                              --------------  ------------  --------------
Computer Networks
               56,203      56,203  Silicon Graphics, Inc.                                          165,237         165,237
                                                                                              ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Computer Software & Services
   107,940                107,940  Automatic Data Processing, Inc.                 4,700,787                     4,700,787
               19,600      19,600  BEA Systems, Inc.                                               186,396         186,396
                4,900       4,900  Black Box Corp.                                                 199,577         199,577
   587,870                587,870  BMC Software, Inc.                              9,758,642                     9,758,642
   136,300                136,300  Brocade Communications Systems, Inc.            2,382,524                     2,382,524
   200,800                200,800  Cadence Design Systems, Inc.                    3,236,896                     3,236,896
 1,285,827    144,300   1,430,127  Cisco Systems, Inc.                            17,937,287     2,012,985      19,950,272
              102,600     102,600  Covad Communications Group, Inc.                                121,068         121,068
               66,232      66,232  Inktomi Corp.                                                    58,284          58,284
 1,004,028     73,800   1,077,828  Microsoft Corp.                                54,920,331     4,036,860      58,957,191
   137,700                137,700  NCR Corp.                                       4,764,420                     4,764,420
   720,900                720,900  Oracle Corp.                                    6,826,923                     6,826,923
   132,300     20,200     152,500  PeopleSoft, Inc.                                1,968,624       300,576       2,269,200
   851,796                851,796  Sun Microsystems, Inc.                          4,267,498                     4,267,498
               45,800      45,800  Veritas Software Corp.                                          906,382         906,382
                                                                                              ------------  --------------
                                                                                 110,763,932     7,822,128     118,586,060
                                                                              --------------  ------------  --------------

Computers, Peripherals & Software
                8,000       8,000  Fiserv, Inc.                                                    293,679         293,679
               25,800      25,800  Kana Software, Inc.                                             103,200         103,200
               22,046      22,046  Legato Systems, Inc.                                             79,366          79,366
               21,200      21,200  MSC Software Corp.                                              189,740         189,740
               31,750      31,750  QuadraMed Corp.                                                 221,933         221,933
                                                                                              ------------  --------------
                                                                                                   887,918         887,918
                                                                                              ------------  --------------

Conglomerates
   178,500                178,500  3M Co.                                         21,955,500                    21,955,500
   369,950                369,950  Ingersoll-Rand Co.                             16,891,917                    16,891,917
                2,100       2,100  Johnson Controls, Inc.                                          171,381         171,381
                                                                                              ------------  --------------
                                                                                  38,847,417       171,381      39,018,798
                                                                              --------------  ------------  --------------

Construction
               22,500      22,500  Dycom Industries, Inc.                                          263,025         263,025
                                                                                              ------------  --------------

Construction & Building Materials
   260,450                260,450  Centex Corp.                                   15,051,406                    15,051,406
   782,600                782,600  Masco Corp.                                    21,216,286                    21,216,286
               20,400      20,400  Sherwin-Williams Co.                                            610,572         610,572
   276,568                276,568  Vulcan Materials Co.                           12,113,678                    12,113,678
                                                                              --------------                --------------
                                                                                  48,381,370       610,572      48,991,942
                                                                              --------------  ------------  --------------

Construction Machinery
               16,000      16,000  JLG Industries, Inc.                                            224,480         224,480
                                                                                              ------------  --------------

Consumer Durable
   497,700      7,200     504,900  Black & Decker Corp.                           23,989,140       347,040      24,336,180
               17,200      17,200  Danaher Corp.                                                 1,141,220       1,141,220
   305,500     17,600     323,100  Fortune Brands, Inc.                           17,108,000       985,600      18,093,600
   791,500                791,500  Maytag Corp.                                   33,757,475                    33,757,475
               10,100      10,100  Whirlpool Corp.                                                 660,136         660,136
                                                                                              ------------  --------------
                                                                                  74,854,615     3,133,996      77,988,611
                                                                              --------------  ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Consumer Non-Cyclical
               13,800      13,800  Avon Products, Inc.                                             720,912         720,912
               17,500      17,500  Colgate-Palmolive Co.                                           875,875         875,875
                                                                                              ------------  --------------
                                                                                                 1,596,787       1,596,787
                                                                                              ------------  --------------

Consumer Non-Durable
               32,754      32,754  Finish Line, Class A                                            586,952         586,952
    54,600                 54,600  Kimberly-Clark Corp.                            3,385,200                     3,385,200
    69,800     17,700      87,500  Procter & Gamble Co.                            6,233,140     1,580,610       7,813,750
                                                                              --------------  ------------  --------------
                                                                                   9,618,340     2,167,562      11,785,902
                                                                              --------------  ------------  --------------

Consumer Services
               10,500      10,500  Banta Corp.                                                     376,950         376,950
                                                                                              ------------  --------------

Containers
                5,500       5,500  Bemis, Inc.                                                     261,250         261,250
   423,100                423,100  Sealed Air Corp.                               17,038,237                    17,038,237
               35,100      35,100  Smurfit-Stone Container Corp.                                   541,242         541,242
                                                                                              ------------  --------------
                                                                                  17,038,237       802,492      17,840,729
                                                                              --------------  ------------  --------------
Crude Petroleum and Natural Gas
                9,300       9,300  Noble Energy Inc.                                               335,265         335,265
               18,900      18,900  Patterson-UTI Energy Inc.                                       533,547         533,547
               13,200      13,200  Brown (Tom), Inc.                                               374,220         374,220

                                                                                                 1,243,032       1,243,032
                                                                                              ------------  --------------

Diversified
                6,700       6,700  Clarcor, Inc.                                                   212,055         212,055
                                                                                              ------------  --------------

Drilling Oil & Gas Wells
    98,000                 98,000  Noble Corp.                                     3,782,800                     3,782,800
                                                                              --------------                --------------
Drugs
               16,900      16,900  Amgen, Inc.                                                     707,772         707,772
               46,250      46,250  Cardinal Health, Inc.                                         2,840,213       2,840,213
    74,100     12,300      86,400  Merck & Co., Inc.                               3,752,424       622,872       4,375,296
 1,615,250    109,500   1,724,750  Pfizer, Inc.                                   56,533,750     3,832,500      60,366,250
   379,700     44,000     423,700  Wyeth                                          19,440,640     2,252,800      21,693,440
                                                                              --------------  ------------  --------------
                                                                                  79,726,814    10,256,157      89,982,971
                                                                              --------------  ------------  --------------
Drugs, Proprietaries, and Sundries
               14,000      14,000  Priority Healthcare Corp., Series B                             329,000         329,000
                                                                                              ------------  --------------
Electric and Electronic Equipment
               10,256      10,256  DRS Technologies                                                438,444         438,444
                                                                                              ------------  --------------
Electric and Other Services Combined
               15,600      15,600  Westar Energy, Inc.                                             239,460         239,460
                                                                                              ------------  --------------
Electric Services
               12,500      12,500  Vectren, Inc.                                                   313,750         313,750
                                                                                              ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Electrical Equipment
    91,970                 91,970  Agilent Technologies, Inc.                      2,175,091                     2,175,091
   202,300     13,600     215,900  Cooper Industries, Inc.                         7,950,390       534,480       8,484,870
    32,400                 32,400  Grainger (W.W.), Inc.                           1,623,240                     1,623,240
    43,100                 43,100  Rockwell International Corp.                      861,138                       861,138
    70,800                 70,800  SPX Corp.                                       8,319,000                     8,319,000
                                                                              --------------                --------------
                                                                                  20,928,859       534,480      21,463,339
                                                                              --------------  ------------  --------------
Electronic-Military
               10,700      10,700  United Industrial Corp.                                         233,795         233,795
                                                                                              ------------  --------------
Electronics
               35,027      35,027  Aeroflex, Inc.                                                  243,438         243,438
   170,070     63,200     233,270  Altera Corp.                                    2,312,952       859,520       3,172,472
               15,100      15,100  Credence Systems Corp.                                          268,327         268,327
                7,500       7,500  CTS Corp.                                                        90,300          90,300
    48,358                 48,358  Emerson Electric Co.                            2,587,637                     2,587,637
               77,300      77,300  Flextronics International Ltd.                                  551,149         551,149
               11,800      11,800  Hubbell, Inc. Class B                                           402,970         402,970
               11,100      11,100  KEMET Corp.                                                     198,246         198,246
   242,700                242,700  LSI Logic Corp.                                 2,123,625                     2,123,625
               62,500      62,500  Solectron Corp.                                                 384,375         384,375
    94,100                 94,100  Teradyne, Inc.                                  2,211,350                     2,211,350
               15,400      15,400  Thomas & Betts Corp.                                            286,440         286,440
                                                                                              ------------  --------------
                                                                                   9,235,564     3,284,765      12,520,329
                                                                              --------------  ------------  --------------
Family Clothing Stores
               47,200      47,200  Designs, Inc.                                                   319,497         319,497
                                                                                              ------------  --------------
Financial
               10,100      10,100  Golden West Financial Corp.                                     694,678         694,678
               10,300      10,300  Lehman Brothers Holdings, Inc.                                  643,956         643,956
                                                                                                 1,338,634       1,338,634
                                                                                              ------------  --------------
Financial / Banks
               37,200      37,200  AmSouth Bancorp                                                 832,536         832,536
   152,400     33,300     185,700  Bank of America Corp.                          10,722,864     2,342,987      13,065,851
   301,900                301,900  Bank of New York Co., Inc.                     10,189,125                    10,189,125
               57,800      57,800  Bank One Corp.                                                2,224,144       2,224,144
                3,200       3,200  Charter One Financial, Inc.                                     110,016         110,016
   554,220    146,500     700,720  Citigroup, Inc.                                21,476,025     5,676,874      27,152,899
                9,800       9,800  Comerica, Inc.                                                  601,720         601,720
   379,300     31,456     410,756  Fleet Boston Corp.                             12,270,355     1,017,602      13,287,957
   172,472     51,200     223,672  J.P. Morgan Chase & Co.                         5,850,250     1,736,704       7,586,954
   119,200                119,200  John Hancock Financial Services, Inc.           4,195,840                     4,195,840
               23,000      23,000  KeyCorp                                                         627,900         627,900
   486,338                486,338  Mellon Financial Corp.                         15,285,603                    15,285,603
               24,500      24,500  Merrill Lynch & Co., Inc.                                       992,250         992,250
               29,000      29,000  National City Corp.                                             964,250         964,250
               19,000      19,000  Regions Financial Corp.                                         667,850         667,850
                5,700       5,700  Suntrust Banks, Inc.                                            386,004         386,004
   881,670     55,796     937,466  U.S. Bancorp                                   20,586,995     1,302,837      21,889,832
               20,700      20,700  Union Planters Corp.                                            670,059         670,059
   211,500     42,500     254,000  Wachovia Corp.                                  8,075,070     1,622,650       9,697,720
   170,300     29,100     199,400  Washington Mutual, Inc.                         6,319,833     1,079,901       7,399,734
   609,403     15,600     625,003  Wells Fargo & Co.                              30,506,714       780,936      31,287,650
                                                                              --------------  ------------  --------------
                                                                                 145,478,674    23,637,220     169,115,894
                                                                              --------------  ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Financial / Miscellaneous
   146,200      7,200     153,400  American Express Co.                            5,309,984       261,504       5,571,488
                7,500       7,500  Household International, Inc.                                   372,750         372,750
               15,000      15,000  Waypoint Financial Corp.                                        293,250         293,250
                                                                                              ------------  --------------
                                                                                   5,309,984       927,504       6,237,488
                                                                              --------------  ------------  --------------

Financial Services
                7,400       7,400  Commercial Federal Corp.                                        214,600         214,600
               22,100      22,100  Concord EFS, Inc.                                               666,094         666,094
   841,200     23,400     864,600  Fannie Mae                                     62,038,500     1,725,750      63,764,250
                9,900       9,900  Freddie Mac                                                     605,880         605,880
   867,700     83,400     951,100  MBNA Corp.                                     28,694,839     2,758,038      31,452,877
               40,600      40,600  Morgan Stanley Dean Witter & Co.                              1,749,048       1,749,048
               14,600      14,600  Sovereign Bancorp, Inc.                                         218,270         218,270
                                                                                              ------------  --------------
                                                                                  90,733,339     7,937,680      98,671,019
                                                                              --------------  ------------  --------------

Food
   240,300                240,300  General Mills, Inc.                            10,592,424                    10,592,424
   368,900     31,000     399,900  Philip Morris Cos., Inc.                       16,113,552     1,354,080      17,467,632
   157,100     42,383     199,483  Tyson Foods, Inc., Class A                      2,436,621       657,360       3,093,981
                                                                              --------------  ------------  --------------
                                                                                  29,142,597     2,011,440      31,154,037
                                                                              --------------  ------------  --------------

Food / Beverage & Related
                7,337       7,337  American Italian Pasta Co.                                      374,114         374,114
               43,050      43,050  Archer-Daniels-Midland Co.                                      550,610         550,610
               34,500      34,500  ConAgra, Inc.                                                   953,924         953,924
               28,500      28,500  Sara Lee Corp.                                                  588,240         588,240

                                                                                              ------------  --------------
                                                                                                 2,466,888       2,466,888
                                                                                              ------------  --------------

Food Preparations
                6,400       6,400  Sensient Technologies Corp.                                     145,664         145,664
                                                                                              ------------  --------------

Furniture
   529,500     26,000     555,500  Leggett & Platt, Inc.                          12,390,300       608,400      12,998,700
                                                                              --------------  ------------  --------------

Gold Ores
   164,800                164,800  Barrick Gold Corp.                              3,129,552                     3,129,552
                                                                              --------------                --------------

Healthcare
    84,300      3,600      87,900  Abbott Laboratories                             3,173,895       135,540       3,309,435
   297,800                297,800  Boston Scientific Corp.                         8,731,496                     8,731,496
                7,200       7,200  Bristol-Myers Squibb Co.                                        185,040         185,040
                4,700       4,700  Datascope Corp.                                                 129,908         129,908
    42,600                 42,600  Guidant Corp.                                   1,287,798                     1,287,798
               75,400      75,400  Health Management                                             1,519,310       1,519,310
                                   Associates, Inc., Class A
    13,100                 13,100  Humana, Inc.                                                    204,753         204,753
   737,840     57,000     794,840  Johnson & Johnson                              38,559,518     2,978,820      41,538,338
   456,670                456,670  Manor Care, Inc.                               10,503,410                    10,503,410
   222,200     38,100     260,300  Medtronic, Inc.                                 9,521,270     1,632,585      11,153,855
   286,800                286,800  St. Jude Medical, Inc.                         21,180,180                    21,180,180
               25,800      25,800  Tenet Healthcare Corp.                                        1,845,990       1,845,990
   113,100     10,200     123,300  Wellpoint Health Networks, Inc.                 8,800,311       793,662       9,593,973
                                                                              --------------  ------------  --------------
                                                                                 101,757,878     9,425,608     111,183,486
                                                                              --------------  ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Help Supply Services
               40,800      40,800  Modis Professional Services                                     346,800         346,800
                                                                                              ------------  --------------

Holding Offices
                8,400       8,400  American Financial Holdings, Inc.                               251,328         251,328
                                                                                              ------------  --------------

Hospital and Medical Service Plans
               15,400      15,400  Aetna US Healthcare                                             738,738         738,738
                5,100       5,100  Amerigroup Corp.                                                139,128         139,128
               22,700      22,700  Health Net, Inc.                                                607,679         607,679
                                                                                              ------------  --------------
                                                                                                 1,485,545       1,485,545
                                                                                              ------------  --------------
Industrial Gases
               13,700      13,700  Praxair, Inc.                                                   780,489         780,489
                                                                                              ------------  --------------
Insurance
   355,400     58,800     414,200  American International                         24,248,942     4,011,924      28,260,866
                                   Group, Inc.
   157,500      8,800     166,300  Chubb Corp.                                    11,151,000       623,040      11,774,040
                3,100       3,100  CIGNA Corp.                                                     302,002         302,002
   115,000      1,900     116,900  MBIA, Inc.                                      6,500,950       107,407       6,608,357
               20,400      20,400  MetLife, Inc.                                                   587,520         587,520
                8,700       8,700  MGIC Investment Corp.                                           589,860         589,860
               19,700      19,700  The Allstate Corp.                                              728,506         728,506
               14,800      14,800  Torchmark Corp.                                                 565,360         565,360

                                                                                              ------------  --------------
                                                                                  41,900,892     7,515,619      49,416,511
                                                                              --------------  ------------  --------------

Leisure Products
 1,456,000              1,456,000  Brunswick Corp.                                40,768,000                    40,768,000
                                                                              --------------                --------------

Machinery, Equipment, and Supplies
               12,200      12,200  NCI Building Systems                                            217,160         217,160
                                                                                              ------------  --------------

Manufacturing
   320,086                320,086  Illinois Tool Works, Inc.                      21,861,874                    21,861,874
                                                                              --------------                --------------

Mining Machinery
               20,500      20,500  Joy Global, Inc.                                                355,470         355,470
                                                                                              ------------  --------------

Misc. Fabricated Wire Products
               10,000      10,000  Belden, Inc.                                                    208,400         208,400
                                                                                              ------------  --------------

Miscellaneous Retail
               68,800      68,800  Champion Enterprises                                            386,656         386,656
                                                                                              ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Miscellaneous Retail Stores
     4,800                  4,800  Landry's Seafood Restaurants, Inc.                              122,448         122,448
                                                                                              ------------  --------------

Motor Vehicle Parts and Accessories
                5,313       5,313  Arvinmeritor, Inc.                                              127,512         127,512
               10,900      10,900  Lear Corp.                                                      504,125         504,125
                                                                                              ------------  --------------
                                                                                                   631,637         631,637
                                                                                              ------------  --------------

Motor Vehicles
               40,800      40,800  Harley-Davidson, Inc.                                         2,091,816       2,091,816
                                                                                              ------------  --------------

Motor Vehicles and Car Bodies
               15,500      15,500  Kroll, Inc.                                                     325,190         325,190
                                                                                              ------------  --------------

Multimedia
               18,500      18,500  Radio One, Inc.                                                 275,095         275,095
                                                                                              ------------  --------------

National Banks, Commercial
               18,400      18,400  Local Financial Corp.                                           300,104         300,104
                                                                                              ------------  --------------

Office Equipment
               19,500      19,500  Moore Corp., Ltd.                                               223,860         223,860
                                                                                              ------------  --------------

Oil & Gas
                6,700       6,700  Amerada Hess Corp.                                              552,750         552,750
               13,600      13,600  Ashland, Inc.                                                   550,800         550,800
               26,400      26,400  Baker Hughes, Inc.                                              878,856         878,856
   158,798     12,400     171,198  ChevronTexaco Corp.                            14,053,623     1,097,400      15,151,023
    36,700                 36,700  El Paso Corp.                                     756,387                       756,387
                9,185       9,185  Evergreen Resources, Inc.                                       390,363         390,363
   742,400     96,600     839,000  Exxon Mobil Corp.                              30,379,008     3,952,872      34,331,880
    10,900                 10,900  Massey Energy Company                                           138,430         138,430
    66,000                 66,000  Nabors Industries, Inc.                         2,329,800                     2,329,800
   114,950     13,200     128,150  Phillips Petroleum Co.                          6,768,256       777,216       7,545,472
               18,000      18,000  Rowan Cos., Inc.                                  386,100                       386,100
   115,266                115,266  Royal Dutch Petroleum Co.                       6,370,752                     6,370,752
                6,400       6,400  Valero Energy Corp.                                             239,488         239,488
                                                                                              ------------  --------------
                                                                                  60,657,826     8,964,275      69,622,101
                                                                              --------------  ------------  --------------

Oil and Gas Field Machinery
               13,617      13,617  Grand Prideco, Inc.                                             185,191         185,191
                                                                                              ------------  --------------

Operative Builders
                3,380       3,380  WCI Communities, Inc.                                            97,851          97,851
                                                                                              ------------  --------------

Paper & Forest Products
               17,925      17,925  Georgia Pacific Corp.                                           440,597         440,597
   308,943      6,300     315,243  International Paper Co.                        13,463,736       274,554      13,738,290
               10,000      10,000  Temple-Inland, Inc.                                             578,600         578,600
   227,113                227,113  Weyerhaeuser Co.                               14,501,165                    14,501,165
                                                                              --------------                --------------
                                                                                  27,964,901     1,293,751      29,258,652
                                                                              --------------  ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
---------------------------------  -----------------------------------------  --------------  ------------  --------------


Paper and Allied Products
               25,900      25,900  Buckeye Technologies, Inc.                                      253,820         253,820
                                                                                              ------------  --------------

Petroleum Refining
                9,100       9,100  Conoco, Inc.                                                    252,980         252,980
                                                                                              ------------  --------------

Prepackaged Software
               34,389      34,389  United Online, Inc.                                             413,356         413,356
                                                                                              ------------  --------------

Printing & Publishing
                9,400       9,400  Donnelley (R.R.) & Sons Co.                                     258,970         258,970
   157,300                157,300  Gannett Co., Inc.                              11,939,070                    11,939,070
                                                                              --------------                --------------
                                                                                  11,939,070       258,970      12,198,040
                                                                              --------------  ------------  --------------

Pulp Mills
               17,850      17,850  Meadwestvaco Corp.                                              599,046         599,046
                                                                                              ------------  --------------

Radio Broadcasting
                5,536       5,536  Entercom Communications Corp.                                   254,102         254,102
                                                                                              ------------  --------------

Railroads
               22,100      22,100  Burlington Northern Santa Fe Corp.                              663,000         663,000
   420,500                420,500  CSX Corp.                                      14,738,525                    14,738,525
 1,088,300     38,200   1,126,500  Norfolk Southern Corp.                         25,444,454       893,116      26,337,570
               19,300      19,300  Union Pacific Corp.                                           1,221,304       1,221,304
                                                                                              ------------  --------------
                                                                                  40,182,979     2,777,420      42,960,399
                                                                              --------------  ------------  --------------

Raw Materials
               12,500      12,500  Ferro Corp.                                                     376,875         376,875
                                                                                              ------------  --------------

Real Estate Investment Trusts
                4,300       4,300  Prentiss Properties Trust                                       136,525         136,525
                                                                                              ------------  --------------

Residential Construction
               19,300      19,300  Willbros Group, Inc.                                            328,100         328,100
                                                                                              ------------  --------------

Restaurants
                6,300       6,300  IHOP                                                            185,535         185,535
   102,200      6,200     108,400  McDonald's Corp.                                2,907,590       176,390       3,083,980
                                                                              --------------  ------------  --------------
                                                                                   2,907,590       361,925       3,269,515
                                                                              --------------  ------------  --------------

Retail
               28,100      28,100  1-800-FLOWERS.COM, Inc.                                         313,596         313,596
                7,300       7,300  Bed, Bath & Beyond, Inc.                                        275,502         275,502
                9,950       9,950  Best Buy Co., Inc.                                              361,185         361,185
               16,300      16,300  Copart, Inc.                                                    264,549         264,549
    86,900                 86,900  Costco Wholesale Corp.                          3,356,078                     3,356,078
               15,800      15,800  Federated Department Stores, Inc.                               627,260         627,260
   123,200     70,000     193,200  Home Depot, Inc.                                4,525,136     2,571,100       7,096,236
               10,400      10,400  Hot Topic, Inc.                                                 277,784         277,784
               41,800      41,800  Kohl's Corp.                                                  2,929,343       2,929,343
    60,200                 60,200  Lowe's Cos., Inc.                               2,733,080                     2,733,080
   123,500      9,700     133,200  May Department Stores Co. (The)                 4,066,855       319,421       4,386,276
               18,500      18,500  Sears, Roebuck & Co.                                          1,004,550       1,004,550
   581,900                581,900  Target Corp.                                   22,170,390                    22,170,390
   286,500                286,500  Tiffany & Co.                                  10,084,800                    10,084,800
               34,600      34,600  TJX Cos., Inc.                                                  678,506         678,506
               20,400      20,400  Tommy Hilfiger Corp.                                            292,128         292,128
   511,200                511,200  Toys 'R' Us, Inc.                               8,930,664                     8,930,664
               33,300      33,300  Wal-Mart Stores, Inc.                                         1,831,833       1,831,833
               14,780      14,780  West Marine, Inc.                                               188,593         188,593
                                                                                              ------------  --------------
                                                                                  55,867,003    11,935,350      67,802,353
                                                                              --------------  ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Retail / Food & Drug
               28,600      28,600  Supervalu, Inc.                                                 701,558         701,558
   103,000                103,000  SYSCO Corp.                                     2,803,660                     2,803,660
               13,700      13,700  Walgreen Co.                                                    529,231         529,231
                                                                                              ------------  --------------
                                                                                   2,803,660     1,230,789       4,034,449
                                                                              --------------  ------------  --------------
Savings and Loan Associations
                7,700       7,700  FirstFed Financial Corp.                                        223,300         223,300
                                                                                              ------------  --------------
Semiconductors
   362,120                362,120  Applied Materials, Inc.                         6,887,522                     6,887,522
   129,000                129,000  Linear Technology Corp.                         4,054,470                     4,054,470
               14,400      14,400  Maxim Integrated Products, Inc.                                 551,952         551,952
   218,064     19,700     237,764  Micron Technology, Inc.                         4,409,254       398,334       4,807,588
    55,000                 55,000  National Semiconductor Corp.                    1,604,350                     1,604,350
    93,700                 93,700  Novellus Systems, Inc.                          3,185,800                     3,185,800
    49,800                 49,800  QLogic Corp.                                    1,897,380                     1,897,380
   229,900                229,900  STMicroelectronics N.V.                         5,593,467                     5,593,467
   315,101     15,400     330,501  Texas Instruments, Inc.                         7,467,894       364,980       7,832,874
                                                                              --------------  ------------  --------------
                                                                                  35,100,137     1,315,266      36,415,403
                                                                              --------------  ------------  --------------
Services
   179,300                179,300  Accenture Ltd. Class A                          3,406,700                     3,406,700
   130,300                130,300  IMS Health, Inc.                                2,338,885                     2,338,885
                                                                              --------------                --------------
                                                                                   5,745,585                     5,745,585
                                                                              --------------                --------------
Shelter
               12,900      12,900  Clayton Homes, Inc.                                             203,820         203,820
                9,700       9,700  Hon Industries                                                  264,034         264,034
                                                                                              ------------  --------------
                                                                                                   467,854         467,854
                                                                                              ------------  --------------
Single-family Housing Construction
                9,300       9,300  KB Home                                                         479,043         479,043
                                                                                              ------------  --------------
Steel Pipe and Tubes
                4,700       4,700  Quanex Corp.                                                    205,390         205,390
                                                                                              ------------  --------------
Supermarket
                8,200       8,200  Proassurance Corp.                                              144,320         144,320
                                                                                              ------------  --------------
Technology
                2,900       2,900  Avnet, Inc.                                                      63,771          63,771
               31,000      31,000  BE Aerospace, Inc.                                              408,580         408,580
               33,200      33,200  Ingram Micro, Inc.                                              456,500         456,500
               14,300      14,300  Tech Data Corp.                                                 541,255         541,255
                                                                                              ------------  --------------
                                                                                                 1,470,106       1,470,106
                                                                                              ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
---------------------------------  -----------------------------------------  --------------  ------------  --------------


Telecommunications
               14,900      14,900  Andrew Corp.                                                    222,309         222,309
   473,267     27,500     500,767  AT&T Corp.                                      5,063,957       294,250       5,358,207
   400,912                400,912  AT&T Wireless Services, Inc.                    2,345,335                     2,345,335
               17,700      17,700  Bellsouth Corp.                                                 557,550         557,550
               76,400      76,400  Qwest Communications International, Inc.                        213,920         213,920
               43,800      43,800  SBC Communications, Inc.                                      1,335,900       1,335,900
               32,600      32,600  Sprint Corp. (FON Group)                                        345,886         345,886
   442,563     31,700     474,263  Verizon Communications, Inc.                   17,768,905     1,272,755      19,041,660
              293,700     293,700  Worldcom, Inc.                                                  243,771         243,771
                                                                                              ------------  --------------
                                                                                  25,178,197     4,486,341      29,664,538
                                                                              --------------  ------------  --------------
Telephone Communications
              100,700     100,700  Redback Networks, Inc.                                          180,253         180,253
                                                                                              ------------  --------------
Television Broadcasting
               28,477      28,477  Entravision                                                     348,843         348,843
                                   Communications Corp.
                                                                                              ------------  --------------
Tire & Rubber
               20,900      20,900  Goodyear Tire & Rubber Co.                                      391,039         391,039
                                                                                              ------------  --------------
Transportation
                8,900       8,900  USFreightways Corp.                                             337,043         337,043
                                                                                              ------------  --------------
United States
Health & Personal Care
                8,400       8,400  Rehabcare Group, Inc.                                           201,852         201,852
                                                                                              ------------  --------------
Utilities
               11,200      11,200  Ameren Corp.                                                    481,712         481,712
               17,500      17,500  American Electric Power Co., Inc.                               700,350         700,350
    83,400     17,000     100,400  Cinergy Corp.                                   3,001,566       611,830       3,613,396
               17,500      17,500  CMS Energy Corp.                                                192,150         192,150
               18,700      18,700  Consolidated Edison, Inc.                                       780,725         780,725
   393,900                393,900  Dominion Resources, Inc.                       26,076,180                    26,076,180
    83,476                 83,476  Duke Energy Corp.                               2,596,104                     2,596,104
                3,200       3,200  Entergy Corp.                                                   135,808         135,808
                4,900       4,900  Puget Energy, Inc.                                              101,185         101,185
                1,200       1,200  Reliant Resources, Inc.                                          10,500          10,500
   113,100                113,100  Southern Co.                                    3,098,940                     3,098,940
   315,400                315,400  TXU Corp.                                      16,258,870                    16,258,870
                7,300       7,300  Xcel Energy, Inc.                                               122,421         122,421
                                                                                              ------------  --------------
                                                                                  51,031,660     3,136,681      54,168,341
                                                                              --------------  ------------  --------------
Video Tape Rental
               25,700      25,700  Hollywood Entertainment Corp.                                   531,476         531,476
                                                                                              ------------  --------------
Wholesale Trade-durable Goods
               26,700      26,700  Casey's General Stores, Inc.                                    321,468         321,468
                                                                                              ------------  --------------


GARTMORE GVIT TOTAL RETURN FUND / ALL PRO BROAD EQUITY PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                          June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Total Return Fund.  Fund 2 represents All Pro Broad Equity Portfolio.


                                                                                                              PROFORMA
                        PROFORMA                                                 FUND 1         FUND 2        COMBINED
  FUND 1     FUND 2     COMBINED                                                 MARKET         MARKET         MARKET
  SHARES     SHARES      SHARES            SECURITY DESCRIPTION                 VALUE ($)      VALUE ($)      VALUE ($)
----------  ---------  ----------  -----------------------------------------  --------------  ------------  --------------


Woven Carpets and Rugs
                3,000       3,000  Mohawk Industries Co.                                           184,590         184,590
                                                                                              ------------  --------------

Total Common Stock                                                             1,508,474,561   174,673,779   1,683,148,340
                                                                              --------------  ------------  --------------

COMMERCIAL PAPER
38,173,000             38,173,000  UBS Finance, 2.00%, 07/01/02                   38,170,879                    38,170,879
                                                                              --------------                --------------

Total Commercial Paper                                                            38,170,879                    38,170,879
                                                                              --------------                --------------

MONEY MARKET
            2,042,749   2,042,749  One Group Prime Money                                         2,042,749       2,042,749
                                   Market- Institutional Class                                ------------  --------------
Total Money Market                                                                               2,042,749       2,042,749
                                                                                              ------------  --------------



(a)TOTAL INVESTMENTS (COST $1,527,010,381; $201,625,656 AND
   $1,728,636,037; RESPECTIVELY)                                               1,546,645,440   176,716,528   1,723,361,968
                                                                               =============   ===========   =============
==========================================================================================================================
(a)  Cost for federal income tax and financial reporting purposes differs from value by net unrealized appreciation
     (depreciation) of securities.
ADR  American Depositary Receipt

See notes to financial statements.

                                                     GARTMORE GVIT GROWTH FUND
                                               MS ALL PRO LARGE CAP GROWTH PORTFOLIO
                                     PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                           AS OF 6/30/02
                                                            (UNAUDITED)


                                                                              MS ALL PRO LARGE
                                                              GARTMORE GVIT      CAP GROWTH      PRO FORMA     PRO FORMA COMBINED
                                                               GROWTH FUND        PORTFOLIO     ADJUSTMENTS         (NOTE 1)
                                                            ------------------  -------------  -------------  --------------------
ASSETS:
Investment, at value
(cost $286,071,649, $39,050,493 and                         $     267,183,784   $ 32,307,858   $          -   $       299,491,642
  $325,122,142, respectively)
Cash                                                                      947              -              -                   947
Interest and dividends receivable                                     104,735         17,535              -               122,270
Receivable for investments sold                                     7,935,282        171,387              -             8,106,669
Receivable from Advisor                                                     -          2,713              -                 2,713
Prepaid expenses and other assets                                       3,945            735              -                 4,680
                                                            ------------------  -------------  -------------  --------------------
    Total Assets                                                  275,228,693     32,500,228              -           307,728,921
                                                            ------------------  -------------  -------------  --------------------

LIABILITIES:
Payable to custodian                                                        -        140,261              -               140,261
Payable for investments purchased                                   6,439,292        113,586              -             6,552,878
Accrued expenses and other payables:
  Investment advisory fees                                            137,816         19,569                              157,385
  Fund administration fees                                             15,090          9,082                               24,172
  Administrative servicing fees                                        34,795              -              -                34,795
  Other                                                                23,470         12,137              -                35,607
                                                            ------------------  -------------  -------------  --------------------
    Total Liabilities                                               6,650,463        294,635              -             6,945,098
                                                            ------------------  -------------  -------------  --------------------
NET ASSETS                                                  $     268,578,230   $ 32,205,593   $          -   $       300,783,823
                                                            ==================  =============  =============  ====================
REPRESENTED BY:
Capital                                                     $     613,440,360   $ 52,910,275   $          -   $       666,350,635
Accumulated net investment income (loss)                             (161,555)       (40,081)             -              (201,636)
Accumulated net realized gains (losses) from                     (325,812,710)   (13,921,966)             -          (339,734,676)
  investment transactions
Net unrealized appreciation (depreciation) on investments         (18,887,865)    (6,742,635)             -           (25,630,500)
                                                            ------------------  -------------  -------------  --------------------
NET ASSETS                                                  $     268,578,230   $ 32,205,593   $          -   $       300,783,823
                                                            ==================  =============  =============  ====================

NET ASSETS:
Class I Shares                                              $     268,578,230   $          -   $          -   $       268,578,230
Class IV Shares (a)                                                         -     32,205,593              -            32,205,593
                                                            ------------------  -------------  -------------  --------------------
    Total                                                   $     268,578,230   $ 32,205,593   $          -   $       300,783,823
                                                            ==================  =============  =============  ====================

SHARES OUTSTANDING (unlimited number of
  shares authorized):
Class I Shares                                                     30,733,882              -              -            30,733,882
Class IV Shares (a)                                                         -      4,412,829       (727,979)            3,684,850
                                                            ------------------  -------------  -------------  --------------------
    Total                                                          30,733,882      4,412,829       (727,979)           34,418,732
                                                            ==================  =============  =============  ====================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                              $            8.74   $          -   $          -   $              8.74
                                                            ==================  =============  =============  ====================
Class IV Shares (a)                                         $               -   $       7.30   $          -   $              8.74
                                                            ==================  =============  =============  ====================

--------------------------------
*  Not subject to a front-end sales charge.

(a) Represents the class to which Market Street shares will be invested upon the Reorganization.  Currently Market Street
    Portfolios offer only one class of shares.
(b) Shares adjusted to reflect the purchase into GVIT Acquiring Fund at Class I shares' net asset value.

                                                   GARTMORE GVIT GROWTH FUND
                                             MS ALL PRO LARGE CAP GROWTH PORTFOLIO
                                          PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                                 FOR THE PERIOD ENDED 06/30/02
                                                          (UNAUDITED)

                                                                         MS All Pro
                                                                          LARGE CAP
                                                   GARTMORE GVIT           GROWTH        PRO FORMA          PRO FORMA COMBINED
                                                    GROWTH FUND           PORTFOLIO     ADJUSTMENTS              (NOTE 1)
                                                  ---------------       -------------  -------------       --------------------
INVESTMENT INCOME:
Interest income                                   $       53,264        $     24,640   $          -        $            77,904
Dividend income (net of foreign tax withholding
  tax of $3,702; $552; $4,254; respectively)           2,760,922             257,198              -                  3,018,120
                                                  ---------------       -------------  -------------       --------------------
    Total Income                                       2,814,186             281,838              -                  3,096,024
                                                  ---------------       -------------  -------------       --------------------

EXPENSES:
  Investment advisory fees                             2,044,393             263,486        (39,354)  (a)            2,268,525
  Fund administration and transfer agent fees            215,150              68,758        (48,426)  (a)              235,482
  Audit fees                                              15,124               2,580         (2,580)  (b)               15,124
  Custodian fees                                          53,157              29,461        (50,481)  (a)               32,137
  Insurance fees                                           5,655                 974           (974)  (b)                5,655
  Legal fees                                              16,940              18,565        (18,565)  (b)               16,940
  Printing expenses                                       16,764               6,587         (2,305)  (b)               21,046
  Trustees' fees                                           9,858               1,205         (1,205)  (b)                9,858
  Administrative servicing fees Class I Shares           542,245                   -              -                    542,245
  Administrative servicing fees Class IV Shares                -                   -         56,432   (c)               56,432
  Other                                                    4,289               1,154         (1,154)  (b)                4,289
                                                  ---------------       -------------  -------------       --------------------
    Total expenses before waived or
      reimbursed expenses                              2,923,575             392,770       (108,613)                 3,207,732
Expenses waived or reimbursed                           (130,154)  (d)       (54,002)       108,613                    (75,543) (d)
                                                  ---------------       -------------  -------------       --------------------
    Total Expenses                                     2,793,421             338,768              -                  3,132,189
                                                  ---------------       -------------  -------------       --------------------
NET INVESTMENT INCOME (LOSS)                              20,765             (56,930)             -                    (36,165)
                                                  ---------------       -------------  -------------       --------------------

REALIZED/UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
    transactions                                     (98,093,591)         (7,237,686)             -               (105,331,277)
Net change in unrealized appreciation/
    depreciation on investments                          724,205          (3,852,114)             -                 (3,127,909)
                                                  ---------------       -------------  -------------       --------------------
Net realized /unrealized gains (losses) on
    investments                                      (97,369,386)        (11,089,800)             -               (108,459,186)
                                                  ---------------       -------------  -------------       --------------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $  (97,348,621)       $(11,146,730)  $          -        $      (108,495,351)
                                                  ===============       =============  =============       ====================

--------------------------------
(a) Change based on assumption that current GVIT fee structure for these fees would have been in place during the period.
(b) Reduced to reflect duplication of expenses by Market Street Portfolios.
(c) Reflects the Administrative Service fee that will be applicable to Class IV shares upon the completion of the
    Reorganization.
(d) Reflects a voluntary waiver/reimbursement during the period, but which is not in effect at the end of the period.

GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------


COMMON STOCK
Aerspace / Defense
               2,100      2,100  L-3 Communications Holdings, Inc.                            113,400       113,400
83,700                   83,700  Lockheed Martin Corp.                         5,817,150                  5,817,150
                 700        700  Northrop Grumman Corp.                                        87,500        87,500
20,500         1,000     21,500  United Technologies                           1,391,950       67,900     1,459,850
                                                                            ------------  -----------  ------------
                                                                               7,209,100      268,800     7,477,900
                                                                            ------------  -----------  ------------

Athletic Footwear
26,900                   26,900  Nike, Inc. Class B                            1,443,185                  1,443,185
                                                                            ------------               ------------

Automotive Equipment
               1,100      1,100  Advance Auto Parts, Inc.                                      59,961        59,961
               2,400      2,400  Aftermarket Technology Corp.                                  46,080        46,080
                                                                                          -----------  ------------

                                                                                              106,041       106,041
                                                                                          -----------  ------------

Banks
43,400                   43,400  Charter One Financial, Inc.                   1,492,092                  1,492,092
28,200                   28,200  City National Corp.                           1,515,750                  1,515,750
               3,200      3,200  Merrill Lynch & Co., Inc.                                    129,600       129,600
33,300                   33,300  Wells Fargo & Co.                             1,666,998                  1,666,998
                                                                            ------------               ------------

                                                                               4,674,840      129,600     4,804,440
                                                                            ------------  -----------  ------------

Beverages
               1,000      1,000  Constellation Brands, Inc.                                    32,000        32,000
61,100                   61,100  Pepsi Bottling Group, Inc.                    1,881,880                  1,881,880
                                                                            ------------               ------------

                                                                               1,881,880       32,000     1,913,880
                                                                            ------------  -----------  ------------

Beverages / Alcoholic
40,510         5,300     45,810  Anheuser-Busch Cos., Inc.                     2,025,500      265,000     2,290,500
                                                                            ------------  -----------  ------------

Beverages / Soft Drink
23,700                   23,700  Coca-Cola Co.                                 1,327,200                  1,327,200
122,200        5,070    127,270  PepsiCo, Inc.                                 5,890,040      244,374     6,134,414
                                                                            ------------  -----------  ------------
                                                                               7,217,240      244,374     7,461,614
                                                                            ------------  -----------  ------------

Book Publishing
               3,200      3,200  Readers Digest Assoc.,                                        59,936        59,936
                                                                                          -----------  ------------

Bookstores
               3,100      3,100  Barnes & Noble, Inc.                                          81,933        81,933
                                                                                          -----------  ------------

Broadcast Media / Cable Television
              10,650     10,650  AOL Time Warner, Inc.                                        156,662       156,662
              16,700     16,700  Comcast Corp. Special Class A                                398,128       398,128
               4,800      4,800  Cox Communications, Inc. Class A                             132,240       132,240
134,000        7,500    141,500  Viacom, Inc. Class B                          5,945,580      332,775     6,278,355
                                                                            ------------  -----------  ------------
                                                                               5,945,580    1,019,805     6,965,385
                                                                            ------------  -----------  ------------
Broadcasting & Television


GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------

               1,900      1,900  Cumulus Media, Inc. Class A                                   26,182        26,182
                                                                                          -----------  ------------

Building & Building Supplies
               1,050      1,050  D.R. Horton, Inc.                                             27,332        27,332
               2,530      2,530  Shaw Group, Inc.                                              77,671        77,671
                                                                                          -----------  ------------
                                                                                              105,003       105,003
                                                                                          -----------  ------------

Building - Residential and Commercial
26,700         1,500     28,200  Lennar Corp.                                  1,634,040       91,800     1,725,840
                                                                            ------------  -----------  ------------

Business & Consumer Services
               2,000      2,000  Alliance Data Systems Corp.                                   51,100        51,100
                 700        700  ARAMARK Corp.                                                 17,500        17,500
               2,233      2,233  ChoicePoint, Inc.                                            101,535       101,535
               2,500      2,500  Gaiam, Inc.                                                   36,600        36,600
                 200        200  Hotels.com                                                     8,446         8,446
               1,100      1,100  United Parcel Service, Class B                                67,925        67,925
                                                                                          -----------  ------------
                                                                                              283,106       283,106
                                                                                          -----------  ------------

Business Services
33,800                   33,800  eBay, Inc.                                    2,082,756                  2,082,756
39,400         5,800     45,200  First Data Corp.                              1,465,680      215,759     1,681,439
31,300         3,200     34,500  Pitney Bowes, Inc.                            1,243,236      127,104     1,370,340
                                                                            ------------  -----------  ------------
                                                                               4,791,672      342,863     5,134,535
                                                                            ------------  -----------  ------------

Capital Goods
45,600                   45,600  Deere & Co.                                   2,184,240                  2,184,240
                 500        500  Eaton Corp.                                                   36,375        36,375
323,000       37,350    360,350  General Electric Co.                          9,383,150    1,085,018    10,468,168
                                                                            ------------  -----------  ------------
                                                                              11,567,390    1,121,393    12,688,783
                                                                            ------------  -----------  ------------

Chemicals &Allied Products
               1,800      1,800  Avery Dennison Corp.                                         112,950       112,950
                                                                                          -----------  ------------

Chemicals / Diversified
                 300        300  Engelhard Corp.                                                8,496         8,496
                                                                                          -----------  ------------

Communication Equipment
               8,300      8,300  Juniper Networks, Inc.                                        46,895        46,895
               6,400      6,400  Nokia Corp.                                                   92,672        92,672
                                                                                          -----------  ------------
                                                                                              139,567       139,567
                                                                                          -----------  ------------

Communications
               5,900      5,900  Liberty Media Corp., Series A                                 59,000        59,000
                                                                                          -----------  ------------

Computer Equipment
223,015       29,470    252,485  Dell Computer Corp.                           5,829,612      770,346     6,599,958
194,800                 194,800  EMC Corp.                                     1,470,740                  1,470,740
293,100       62,060    355,160  Intel Corp.                                   5,354,937    1,133,836     6,488,773
73,300           900     74,200  Lexmark International                         3,987,520       48,960     4,036,480
                                 Group, Inc. Class A
                                                                            ------------  -----------  ------------
                                                                              16,642,809    1,953,142    18,595,951


GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------

Computer Networks
                                                                            ------------  -----------  ------------
52,000                   52,000  Emulex Corp.                                  1,170,520                  1,170,520
                                                                            ------------               ------------

Computer Software & Services
51,000                   51,000  Activision, Inc.                              1,482,060                  1,482,060
111,500        4,000    115,500  BEA Systems, Inc.                             1,060,365       38,040     1,098,405
297,429                 297,429  Brocade Communications Systems, Inc.          5,199,059                  5,199,059
                 500        500  Cerner Corp.                                                  23,915        23,915
466,200       76,350    542,550  Cisco Systems, Inc.                           6,503,490    1,065,082     7,568,572
33,900                   33,900  DST Systems, Inc.                             1,549,569                  1,549,569
40,700         2,800     43,500  Electronic Arts, Inc.                         2,688,235      184,940     2,873,175
               1,200      1,200  Electronic Data Systems Corp.                                 44,580        44,580
250,000       33,370    283,370  Microsoft Corp.                              13,675,000    1,825,339    15,500,339
70,200                   70,200  Network Associates, Inc.                      1,352,754                  1,352,754
348,200                 348,200  Oracle Corp.                                  3,297,454                  3,297,454
               5,000      5,000  PeopleSoft, Inc.                                              74,400        74,400
               1,100      1,100  SunGard Data Systems, Inc.                                    29,128        29,128
               1,500      1,500  Symantec Corp.                                                49,275        49,275
              10,200     10,200  VERITAS Software Corp.                                       201,858       201,858
                                                                                          -----------  ------------
                                                                              36,807,986    3,536,557    40,344,543
                                                                            ------------  -----------  ------------

Computers, Peripherals & Software
               1,600      1,600  Fiserv, Inc.                                                  58,736        58,736
                                                                                          -----------  ------------

Conglomerates
                 800        800  3M Co.                                                        98,400        98,400
34,200                   34,200  Ingersoll-Rand Co.                            1,561,572                  1,561,572
                                                                            ------------               ------------
                                                                               1,561,572       98,400     1,659,972
                                                                            ------------  -----------  ------------

Construction & Building Materials
                 900        900  Jacobs Engineering Group, Inc.                                31,302        31,302
58,600                   58,600  Masco Corp.                                   1,588,646                  1,588,646
                                                                            ------------               ------------
                                                                               1,588,646       31,302     1,619,948
                                                                            ------------  -----------  ------------

Consumer Durable
               4,500      4,500  Danaher Corp                                                 298,575       298,575

Consumer Non-Cyclical
               3,100      3,100  Avon Products, Inc.                                          161,944       161,944
               3,900      3,900  Colgate-Palmolive Co.                                        195,195       195,195
                                                                                          -----------  ------------
                                                                                              357,139       357,139
                                                                                          -----------  ------------

Consumer Non-Durable
64,410         4,100     68,510  Procter & Gamble Co.                          5,751,813      366,130     6,117,943
                                                                            ------------  -----------  ------------

Consumer Products
               1,800      1,800  Chattem, Inc.                                                 56,700        56,700
                                                                                          -----------  ------------

Containers
               2,400      2,400  Sealed Air Corp.                                              96,648        96,648
                                                                                          -----------  ------------


GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------


Cosmetics/Toiletries
58,400                   58,400  The Gillette Co.                              1,978,008                  1,978,008
                                                                            ------------  -----------  ------------

Distribution/Wholesale
                 800        800  Fastenal                                                      30,808        30,808
                                                                                          -----------  ------------

Drugs
49,200         1,864     51,064  AmerisourceBergen Corp.                       3,739,200      141,664     3,880,864
               4,000      4,000  Amgen, Inc.                                                  167,520       167,520
               9,950      9,950  Cardinal Health, Inc.                                        611,030       611,030
29,500                   29,500  Cephalon, Inc.                                1,333,400                  1,333,400
               4,150      4,150  Forest Laboratories, Inc.                                    293,820       293,820
37,900                   37,900  IDEC Pharmaceuticals Corp.                    1,343,555                  1,343,555
               2,430      2,430  IVAX Corp.                                                    26,244        26,244
87,400         1,500     88,900  King Pharmaceuticals, Inc.                    1,944,650       33,375     1,978,025
346,000       24,000    370,000  Pfizer, Inc.                                 12,110,000      839,999    12,949,999
83,600         8,900     92,500  Pharmacia Corp.                               3,130,820      333,305     3,464,125
                                                                            ------------  -----------  ------------
                                                                              23,601,625    2,446,957    26,048,582
                                                                            ------------  -----------  ------------

Drugs & Health Care
               3,200      3,200  Endo Pharmaceuticals Holdings, Inc.                           22,400        22,400
                 170        170  Universal Health Services, Inc., Class B                       8,330         8,330
84,137        18,300    102,437  Wyeth                                         4,307,814      936,959     5,244,773
                                                                            ------------  -----------  ------------
                                                                               4,307,814      967,689     5,275,503
                                                                            ------------  -----------  ------------

Eating Places
                 700        700  Brinker International, Inc.                                   22,225        22,225
                                                                                          -----------  ------------

Electrical Equipment
                 900        900  SPX Corp.                                                    105,750       105,750
                                                                                          -----------  ------------

Electronics
              14,200     14,200  Altera Corp.                                                 193,120       193,120
               1,200      1,200  Benchmark Electronics, Inc.                                   34,800        34,800
              17,100     17,100  Flextronics International Ltd.                               121,923       121,923
               1,170      1,170  Mettler Toledo International, Inc.                            43,138        43,138
              14,475     14,475  Solectron Corp.                                               89,021        89,021
                                                                                          -----------  ------------
                                                                                              482,002       482,002
                                                                                          -----------  ------------

Energy
               2,400      2,400  Peabody Energy Corp.                                          67,920        67,920
                                                                                          -----------  ------------

Finance
              10,800     10,800  Prudential Financial, Inc.                                   360,288       360,288
               2,960      2,960  SLM Corp.                                                    286,824       286,824
                                                                                          -----------  ------------
                                                                                              647,112       647,112
                                                                                          -----------  ------------

Finance - Investment & Other
                 750        750  Blackrock, Inc.                                               33,225        33,225
                 700        700  Investors Financial Services Corp.                            23,478        23,478
               5,800      5,800  iShares S&P 400 Mid Cap Fund                                 589,628       589,628


GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------


                                                                                          -----------  ------------
                                                                                              646,331       646,331
                                                                                          -----------  ------------
Financial
               1,500      1,500  Federated Investors, Inc.                                     51,855        51,855
                                                                                          -----------  ------------
Financial / Banks
46,211                   46,211  Bank of America Corp.                         3,251,406                  3,251,406
               6,700      6,700  Bank One Corp.                                               257,816       257,816
119,260       18,000    137,260  Citigroup, Inc.                               4,621,325      697,499     5,318,824
               7,300      7,300  J.P. Morgan Chase & Co.                                      247,616       247,616
                                                                                          -----------  ------------
                                                                               7,872,731    1,202,931     9,075,662
                                                                            ------------  -----------  ------------

Financial / Miscellaneous
63,000                   63,000  American Express Co.                          2,288,160                  2,288,160
                                                                            ------------               ------------

Financial Services
70,000         1,590     71,590  Capital One Financial Corp.                   4,273,500       97,070     4,370,570
64,700         5,400     70,100  Concord EFS, Inc.                             1,950,058      162,756     2,112,814
53,360         2,200     55,560  Fannie Mae                                    3,935,300      162,250     4,097,550
               3,400      3,400  Freddie Mac                                                  208,080       208,080
12,800                   12,800  Goldman Sachs Group, Inc.                       938,880                    938,880
               2,830      2,830  H&R Block, Inc.                                              130,605       130,605
              26,440     26,440  MBNA Corp.                                                   874,370       874,370
32,664         7,100     39,764  Morgan Stanley Dean Witter & Co.              1,407,165      305,868     1,713,033
                                                                            ------------  -----------  ------------
                                                                              12,504,903    1,940,999    14,445,902
                                                                            ------------  -----------  ------------

Food & Beverage
               1,100      1,100  Kraft Foods, Inc. Class A                                     45,045        45,045
                                                                                          -----------  ------------

Food & Food Distributors
                  32         32  The J.M. Smuckers Co.                                          1,092         1,092
                                                                                          -----------  ------------

Food & Related
               4,250      4,250  Philip Morris Cos., Inc.                                     185,640       185,640
                                                                                          -----------  ------------

Food / Beverage & Related
               2,040      2,040  McCormick & Co.                                               52,530        52,530
                                                                                          -----------  ------------

Gold Ores
               5,100      5,100  Freeport-McMoan Copper & Gold, Inc.                           91,035        91,035
                                                                                          -----------  ------------

Healthcare
57,100           600     57,700  Anthem, Inc.                                  3,853,108       40,488     3,893,596
133,400                 133,400  Baxter International, Inc.                    5,929,629                  5,929,629
70,800                   70,800  Boston Scientific Corp.                       2,075,856                  2,075,856
               1,420      1,420  Express Scripts, Inc. Class A                                 71,156        71,156
               1,050      1,050  First Health Group Corp.                                      29,442        29,442
               5,300      5,300  Guidant Corp.                                                160,219       160,219
86,300                   86,300  HCA, Inc.                                     4,099,250                  4,099,250
              19,720     19,720  Health Management
                                 Associates, Inc., Class A                                    397,358       397,358
100,600       12,000    112,600  Johnson & Johnson                             5,257,356      627,119     5,884,475
               1,000      1,000  Laboratory Corp. of America Holdings                          45,650        45,650


GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------


                 600        600  Lincare Holdings, Inc.                                        19,380        19,380
               1,690      1,690  McKesson HBOC, Inc.                                           55,263        55,263
64,000         8,200     72,200  Medtronic, Inc.                               2,742,400      351,370     3,093,770
               3,510      3,510  Omnicare, Inc.                                                92,173        92,173
                 600        600  Quest Diagnostics, Inc.                                       51,630        51,630
36,600         1,070     37,670  St. Jude Medical, Inc.                        2,702,910       79,020     2,781,930
               6,250      6,250  Tenet Healthcare Corp.                                       447,188       447,188
15,500         2,930     18,430  UnitedHealth Group, Inc.                      1,419,025      268,242     1,687,267
               4,360      4,360  Wellpoint Health Networks, Inc.                              339,252       339,252
                                                                                          -----------  ------------
                                                                              28,079,534    3,074,950    31,154,484
                                                                            ------------  -----------  ------------

Hospital and Medical Service Plans
                 700        700  Trigon Healthcare, Inc.                                       70,406        70,406
                                                                                          -----------  ------------

Hotels & Casinos
               2,400      2,400  Harrah's Entertainment, Inc.                                 106,440       106,440
               2,300      2,300  MGM Grand, Inc.                                               77,625        77,625
                                                                                          -----------  ------------
                                                                                              184,065       184,065
                                                                                          -----------  ------------

Hotels / Motels
               6,470      6,470  Cendant Corp.                                                102,744       102,744
               2,580      2,580  International Game Technology                                146,286       146,286
                                                                                          -----------  ------------
                                                                                              249,030       249,030
                                                                                          -----------  ------------

Industrial Gases
27,600                   27,600  Praxair, Inc.                                 1,572,372                  1,572,372
                                                                            ------------               ------------

Insurance
64,887        15,490     80,377  American International Group, Inc.            4,427,240    1,056,883     5,484,123
                 700        700  Principal Financial Group                                     21,700        21,700
172,465                 172,465  Travelers Property                            3,052,631                  3,052,631
                                 Casualty Corp. Class A
                                                                            ------------               ------------
                                                                               7,479,871    1,078,583     8,558,454
                                                                            ------------  -----------  ------------

Manufacturing
23,670                   23,670  Illinois Tool Works, Inc.                     1,616,661                  1,616,661
                                                                            ------------               ------------

Medical & Medical Services
               3,200      3,200  Community Health Systems, Inc.                                85,760        85,760
               1,910      1,910  DaVita, Inc.                                                  45,458        45,458
                 700        700  Triad Hospitals, Inc.                                         29,666        29,666
                                                                                          -----------  ------------
                                                                                              160,884       160,884
                                                                                          -----------  ------------

Medical Equipment & Supplies
               3,300      3,300  American Pharmaceutical Partners, Inc.                        40,788        40,788
                 500        500  Barr Laboratories, Inc.                                       31,765        31,765
                 600        600  Henry Schein, Inc.                                            26,700        26,700
                                                                                          -----------  ------------
                                                                                               99,253        99,253
                                                                                          -----------  ------------

Medical Laboratories
               1,600      1,600  LabOne, Inc.                                                  42,240        42,240
                                                                                          -----------  ------------


GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------


Medical, Equipment & Supplies
               2,900      2,900  Radiologix, Inc.                                              44,225        44,225
                                                                                          -----------  ------------

Motor Vehicles
               9,400      9,400  Harley-Davidson, Inc.                                        481,938       481,938
                                                                                          -----------  ------------

Oil & Gas
               5,500      5,500  Baker Hughes, Inc.                                           183,095       183,095
               1,200      1,200  BJ Services Co.                                               40,656        40,656
36,700                   36,700  ChevronTexaco Corp.                           3,247,950                  3,247,950
27,500                   27,500  Devon Energy Corp.                            1,355,200                  1,355,200
30,900                   30,900  Weatherford International, Inc.               1,334,880                  1,334,880
                 670        670  XTO Energy, Inc.                                              13,802        13,802
                                                                                          -----------  ------------

                                                                               5,938,030      237,553     6,175,583
                                                                            ------------  -----------  ------------

Paper & Forest Products
                 800        800  Georgia Pacific Corp.                                         19,664        19,664
17,700                   17,700  Weyerhaeuser Co.                              1,130,145                  1,130,145
                                                                            ------------               ------------

                                                                               1,130,145       19,664     1,149,809
                                                                            ------------  -----------  ------------

Pharmaceuticals
                 300        300  Dentsply International, Inc.                                  11,073        11,073
                                                                                          -----------  ------------

Pollution Control
               2,300      2,300  Allied Waste Industries, Inc.                                 22,080        22,080
                                                                                          -----------  ------------

Railroads
44,900         1,000     45,900  CSX Corp.                                     1,573,745       35,050     1,608,795
               1,900      1,900  Genesee & Wyoming, Inc., Class A                              42,864        42,864
               2,100      2,100  Union Pacific Corp.                                          132,888       132,888
                                                                                          -----------  ------------
                                                                               1,573,745      210,802     1,784,547
                                                                            ------------  -----------  ------------

Refrigeration and Heating Equipment
               1,600      1,600  American Standard Cos.                                       120,160       120,160
                                                                                          -----------  ------------

Restaurants
62,650                   62,650  Applebee's International, Inc.                1,437,818                  1,437,818
                 750        750  Darden Restaurants, Inc.                                      18,525        18,525
73,300                   73,300  Wendy's International, Inc.                   2,919,539                  2,919,539
                                                                            ------------               ------------

                                                                               4,357,357       18,525     4,375,882
                                                                            ------------  -----------  ------------

Retail
32,300           800     33,100  Abercrombie & Fitch Co.                         779,076       19,296       798,372
                 700        700  American Eagle Outfitters Ltd.                                14,798        14,798
                 310        310  Autozone, Inc.                                                23,963        23,963
               1,600      1,600  Bed, Bath & Beyond, Inc.                                      60,384        60,384
109,200        4,087    113,287  Best Buy Co., Inc.                            3,963,960      148,358     4,112,318
                 300        300  CDW Computer Centers, Inc.                                    14,043        14,043
45,000           800     45,800  Coach, Inc.                                   2,470,500       43,920     2,514,420
32,600                   32,600  Costco Wholesale Corp.                        1,259,012                  1,259,012
               2,900      2,900  Dollar Tree Stores, Inc.                                     114,289       114,289


GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------


               2,300      2,300  Family Dollar Stores, Inc.                                    81,075        81,075
               6,200      6,200  Foot Locker, Inc.                                             89,590        89,590
135,060       27,920    162,980  Home Depot, Inc.                              4,960,754    1,025,502     5,986,256
               9,000      9,000  Kohl's Corp.                                                 630,720       630,720
42,700         5,700     48,400  Lowe's Cos., Inc.                             1,938,580      258,780     2,197,360
               3,200      3,200  Party City Corp.                                              52,160        52,160
               3,500      3,500  Safeway, Inc.                                   102,165      102,165       102,165
               1,600      1,600  Sears, Roebuck & Co.                             86,880       86,880        86,880
               6,200      6,200  Staples, Inc.                                   122,140      122,140       122,140
181,100        5,900    187,000  Target Corp.                                  6,899,910      224,790     7,124,700
                 600        600  Timberland Co., Class A                                       21,492        21,492
               6,600      6,600  TJX Cos., Inc.                                               129,426       129,426
97,380        22,020    119,400  Wal-Mart Stores, Inc.                         5,356,874    1,211,319     6,568,193
               1,780      1,780  Williams-Sonoma, Inc.                                         54,575        54,575
                                                                                          -----------  ------------

                                                                              27,628,666    4,529,665    32,158,331
                                                                            ------------  -----------  ------------

Retail / Food & Drug
               3,000      3,000  Walgreen Co.                                                 115,890       115,890
                                                                                          -----------  ------------

Semiconductors
68,400                   68,400  Broadcom Corp. Class A                        1,199,736                  1,199,736
78,300                   78,300  Fairchild Semiconductor Corp. Class A         1,902,690                  1,902,690
                 840        840  Intersil Holding Corp.                                        17,959        17,959
29,100                   29,100  KLA-Tencor Corp.                              1,280,109                  1,280,109
               3,500      3,500  Maxim Integrated Products, Inc.                              134,155       134,155
               4,200      4,200  Micron Technology, Inc.                                       84,924        84,924
68,400                   68,400  National Semiconductor Corp.                  1,995,228                  1,995,228
                 700        700  Semitool, Inc.                                                 5,712         5,712
44,900                   44,900  Semtech Corp.                                 1,198,830                  1,198,830
61,000                   61,000  STMicroelectronics N.V.                       1,484,130                  1,484,130
124,200        3,300    127,500  Texas Instruments, Inc.                       2,943,540       78,210     3,021,750
                                                                            ------------  -----------  ------------

                                                                              12,004,263      320,960    12,325,223
                                                                            ------------  -----------  ------------

Services
141,000                 141,000  Accenture Ltd. Class A                        2,679,000                  2,679,000
                 200        200  Medicis Pharmaceutical Corp. Class A                           8,552         8,552
                                                                                          -----------  ------------

                                                                               2,679,000        8,552     2,687,552
                                                                            ------------  -----------  ------------

Software
               1,500      1,500  Ansys, Inc. (b)                                               30,150        30,150
               2,400      2,400  ManTech International Corp., Class A                          57,576        57,576
                                                                                          -----------  ------------
                                                                                               87,726        87,726
                                                                                          -----------  ------------

Technology
                 700        700  Storage Technology Corp.                                      11,179        11,179
                 350        350  Tech Data Corp.                                               13,248        13,248
                                                                                          -----------  ------------

                                                                                               24,427        24,427
                                                                                          -----------  ------------

Telecommunications
46,800         2,800     49,600  Bellsouth Corp.                               1,474,200       88,200     1,562,400
17,900         2,540     20,440  Verizon Communications, Inc.                    718,685      101,981       820,666
                                                                            ------------  -----------  ------------


GARTMORE GVIT GROWTH FUND / ALL PRO LARGE CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                 June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Growth Fund.  Fund 2 represents All Pro Large Cap Growth Portfolio.


                                                                                                         PROFORMA
                      PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1      FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES      SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------------------  -----------------------------------------  ------------  -----------  ------------


                                                                               2,192,885      190,181     2,383,066
                                                                            ------------  -----------  ------------

Television
57,800                   57,800  Lin TV Corp. Class A                          1,562,912                  1,562,912
                                                                            ------------               ------------

Transportation
               2,790      2,790  Robinson (C.H.)
                                 Worldwide, Inc.                                               93,549        93,549
                                                                                          -----------  ------------

Transportation equipment,
                 500        500  Tidewater, Inc.                                               16,460        16,460
                                                                                          -----------  ------------

Utilities
                 500        500  Black Hills Corp.                                             17,305        17,305
28,900                   28,900  Dominion Resources, Inc.                      1,913,180                  1,913,180
                 300        300  PP&L Resources, Inc.                                           9,924         9,924
22,100                   22,100  TXU Corp.                                     1,139,255                  1,139,255
                                                                            ------------               ------------
                                                                               3,052,435       27,229     3,079,664
                                                                            ------------  -----------  ------------

Woven Carpets and Rugs
               1,700      1,700  Mohawk Industries Co.                                        104,601       104,601
                                                                                          -----------  ------------
                                 Total Common Stock                          265,334,890   31,983,770   297,318,660
                                                                            ------------  -----------  ------------

COMMERCIAL PAPER
1,849,000             1,849,000  Johnson Controls, 2.07%, 7/1/02               1,848,894                  1,848,894
                                                                            ------------               ------------
                                 Total Commercial Paper                        1,848,894                  1,848,894
                                                                            ------------               ------------

SHORT-TERM INVESTMENTS
             324,088    324,088  One Group Prime Money
                                 Market Fund Institutional Shares                             324,088       324,088
                                                                                          -----------  ------------
Total Short-Term Investments                                                                  324,088       324,088
                                                                                          -----------  ------------


(a) TOTAL INVESTMENTS (COST $286,071,649; $39,050,493 AND $325,122,142;RESPECTIVELY) 267,183,784   32,307,858   299,491,642
                                                                                     ===========  ===========  ============

---------------
(a)  Cost for federal income tax and financial reporting purposes differs from value by net unrealized appreciation
     (depreciation) of securities.
ADR  American Depositary Receipt

See notes to financial statements.

                                                  COMSTOCK GVIT VALUE FUND
                                            MS ALL PRO LARGE CAP VALUE PORTFOLIO
                                  PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                        AS OF 6/30/02
                                                         (UNAUDITED)


                                                   COMSTOCK GVIT     MS ALL PRO LARGE       PRO FORMA     PRO FORM COMBINED
                                                    VALUE FUND      CAP VALUE PORTFOLIO    ADJUSTMENTS        (NOTE 1)
                                                  ---------------  ---------------------  -------------  -------------------
ASSETS:
Investment, at value
(cost $49,918,976; $41,478,323 and $91,397,299;   $   44,504,732   $         40,480,755   $          -   $       84,985,487
  respectively)
Cash                                                         160              1,634,117              -            1,634,277
Interest and dividends receivable                         53,155                 60,138              -              113,293
Receivable for investments sold                           29,984                      -              -               29,984
Receivable from Advisor                                        -                  2,471              -                2,471
Deferred organizational costs                                408                      -              -                  408
Prepaid expenses and other assets                            480                    714              -                1,194
                                                  ---------------  ---------------------  -------------  -------------------
      Total Assets                                    44,588,919             42,178,195              -           86,767,114
                                                  ---------------  ---------------------  -------------  -------------------

LIABILITIES:
Payable for investments purchased                         98,927                197,502              -              296,429
Accrued expenses and other payables:
  Investment advisory fees                                30,505                 24,403                              54,908
  Fund administration fees                                 2,503                 10,556                              13,059
  Administrative servicing fees                            5,747                      -              -                5,747
  Other                                                    3,487                 15,025        (12,345)               6,167
                                                  ---------------  ---------------------  -------------  -------------------
      Total Liabilities                                  141,169                247,486        (12,345)             376,310
                                                  ---------------  ---------------------  -------------  -------------------
NET ASSETS                                        $   44,447,750   $         41,930,709   $     12,345   $       86,390,804
                                                  ===============  =====================  =============  ===================

NET ASSETS:
Class I Shares                                    $   44,447,750   $                  -          6,352   $       44,454,102
Class IV Shares (a)                                            -             41,930,709          5,993           41,936,702
                                                  ---------------  ---------------------  -------------  -------------------
      Total                                       $   44,447,750   $         41,930,709   $     12,345   $       86,390,804
                                                  ===============  =====================  =============  ===================

SHARES OUTSTANDING (unlimited number of
  shares authorized):
Class I Shares                                         5,022,325                      -              -            5,022,325
Class IV Shares (a)                                            -              4,463,361        274,572(b)         4,737,933
                                                  ---------------  ---------------------  -------------  -------------------
      Total                                            5,022,325              4,463,361        274,572            9,760,258
                                                  ===============  =====================  =============  ===================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                    $         8.85   $                  -   $          -   $             8.85
                                                  ===============  =====================  =============  ===================
Class IV Shares (a)                               $            -   $               9.39   $          -   $             8.85
                                                  ===============  =====================  =============  ===================

-------------------------------
*  Not subject to a front-end sales charge.

(a) Represents the class to which Market Street shares will be invested upon the Reorganization. Currently Market Street Portfolios offer only one class of shares.
(b) Shares adjusted to reflect the purchase into GVIT Acquiring Fund at Class I shares net asset value.

                                                    COMSTOCK GVIT VALUE FUND
                                              MS ALL PRO LARGE CAP VALUE PORTFOLIO
                                          PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                                 FOR THE PERIOD ENDED 06/30/02
                                                          (UNAUDITED)


                                                    Comstock             MS ALL PRO                            PRO FORMA
                                                   GVIT VALUE             LARGE CAP        PRO FORMA           COMBINED
                                                      FUND             VALUE PORTFOLIO    ADJUSTMENTS          (NOTE 1)
                                                  -------------       -----------------  -------------       -------------
INVESTMENT INCOME:
Interest income                                   $    117,755        $         25,487   $          -        $    143,242
Dividend income (net of foreign tax withholding
  tax of $0; $385; $385; respectively)               1,152,467                 794,219              -           1,946,686
                                                  -------------       -----------------  -------------       -------------
    Total Income                                     1,270,222                 819,706              -           2,089,928
                                                  -------------       -----------------  -------------       -------------

EXPENSES:
  Investment advisory fees                             414,231                 265,963        (18,511)  (a)       661,683
  Fund administration and transfer agent fees           40,295                  68,498        (52,578)  (a)        56,215
  Audit fees                                             2,386                   2,561         (1,968)  (b)         2,979
  Custodian fees                                         9,392                  21,085        (22,805)  (a)         7,672
  Insurance fees                                           706                     750           (497)  (b)           959
  Legal fees                                             5,115                  18,515        (16,965)  (b)         6,665
  Printing expenses                                      8,803                   6,499         (3,574)  (b)        11,728
  Trustees' fees                                         1,458                   1,235           (810)  (b)         1,883
  Administrative servicing fees Class I Shares          81,404                       -              -              81,404
  Administrative servicing fees Class IV Shares              -                       -         56,987   (c)        56,987
  Other                                                  1,211                   1,164           (759)  (b)         1,616
                                                  -------------       -----------------  -------------       -------------
    Total expenses before waived or
      reimbursed expenses                              565,001                 386,270        (61,481)            889,790
Expenses waived or reimbursed                          (44,958)  (d)           (44,317)        49,136   (e)       (40,139)  (d)
                                                  -------------       -----------------  -------------       -------------
    Total Expenses                                     520,043                 341,953        (12,345)            849,651
                                                  -------------       -----------------  -------------       -------------
NET INVESTMENT INCOME (LOSS)                           750,179                 477,753         12,345           1,240,277
                                                  -------------       -----------------  -------------       -------------

REALIZED/UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
    transactions                                    (5,175,443)                (69,413)             -          (5,244,856)
Net change in unrealized appreciation/
    depreciation on investments                     (5,216,916)             (2,887,140)             -          (8,104,056)
                                                  -------------       -----------------  -------------       -------------
Net realized /unrealized gains (losses) on
    investments                                    (10,392,359)             (2,956,553)             -         (13,348,912)
                                                  -------------       -----------------  -------------       -------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $ (9,642,180)       $     (2,478,800)  $     12,345        $(12,108,635)
                                                  =============       =================  =============       =============

--------------------------------
(a)  Change based on assumption that GVIT fee structure for these fees would have been in place during the period.
(b)  Reduced to reflect duplication of expenses by Market Street Funds.
(c)  Reflects the Administrative Service fee that will be applicable to Class IV shares upon the completion of the reorganization.
(d)  Reflects a voluntary waiver/reimbursement during the period, but which is not in effect at the end of the period.
(e)  Reflects reimbursement needed for Class IV shares to maintain contractual expense limitation.

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  ----------
COMMON STOCK
Advertising
      28,700            28,700  Interpublic Group of Cos., Inc. (The)           710,612                  710,612
                                                                            -----------               ----------
Aerospace
                2,100    2,100  General Dynamics Corp.                                       223,335     223,335
                2,223    2,223  United Technologies                                          150,942     150,942
                                                                                         -----------  ----------
                                                                                             374,277     374,277
                                                                                         -----------  ----------
Aerospace / Defense
                5,100    5,100  Honeywell International, Inc.                                179,673     179,673
                                                                                         -----------  ----------
Apparel
                1,000    1,000  Nike, Inc. Class B                                            53,650      53,650
                                                                                         -----------  ----------
Apparel and Accessories
                3,600    3,600  Liz Claiborne, Inc.                                          114,480     114,480
                1,700    1,700  V.F. Corp.                                                    66,657      66,657
                                                                                         -----------  ----------
                                                                                             181,137     181,137
                                                                                         -----------  ----------
Appliance and Household Durable
                3,900    3,900  Newell Rubbermaid, Inc.                                      136,734     136,734
                                                                                         -----------  ----------
Auto Parts & Equipment
                4,500    4,500  Dana Corp.                                                    83,385      83,385
                7,100    7,100  Delphi Automotive                                             93,720      93,720
Systems Corp.
                3,100    3,100  Magna International, Inc.                                    213,434     213,434
                                                                                         -----------  ----------
                                                                                             390,539     390,539
                                                                                         -----------  ----------
Automobiles
                  874      874  Ford Motor Co.                                                13,984      13,984
                7,650    7,650  General Motors Corp.                                         408,892     408,892
                2,850    2,850  PACCAR, Inc.                                                 126,512     126,512
                                                                                         -----------  ----------
                                                                                             549,388     549,388
                                                                                         -----------  ----------
Automotive Parts and Supplies
                3,600    3,600  Autoliv, Inc.                                                 90,720      90,720
                                                                                         -----------  ----------
Banks
      13,500   16,467   29,967  Bank of America Corp.                           949,860    1,158,617   2,108,477
                7,100    7,100  Bank One Corp.                                               273,208     273,208
       9,866   34,182   44,048  Citigroup, Inc.                                 382,308    1,324,552   1,706,860
         800               800  PNC Bank Corp.                                   41,824                   41,824
       3,600    1,900    5,500  Suntrust Banks, Inc.                            243,792      128,668     372,460
               15,363   15,363  U.S. Bancorp New                                             358,726     358,726
               16,950   16,950  Wachovia Corp.                                               647,150     647,150
                                                                                         -----------  ----------
                                                                              1,617,784    3,890,921   5,508,705
                                                                            -----------  -----------  ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Book Stores
                2,400    2,400  Barnes & Noble, Inc.                                          63,432      63,432
                                                                                         -----------  ----------
Broadcast Media / Cable Television
                6,200    6,200  Comcast Corp. Special Class A                                147,808     147,808
                5,650    5,650  Viacom, Inc. Class B                                         250,691     250,691
                                                                                         -----------  ----------
                                                                                             398,499     398,499
                                                                                         -----------  ----------
Business Services
                7,950    7,950  Compuware Corp.                                               48,257      48,257
                2,600    2,600  Monsanto Co.                                                  46,280      46,280
                2,200    2,200  NCR Corp.                                                     76,120      76,120
                                                                                         -----------  ----------
                                                                                             170,657     170,657
                                                                                         -----------  ----------
Capital Goods
                3,300    3,300  Genuine Parts Co.                                            115,071     115,071
                2,100    2,100  Parker-Hannifin Corp.                                        100,359     100,359
                2,100    2,100  Snap-On, Inc.                                                 62,349      62,349
                                                                                         -----------  ----------
                                                                                             277,779     277,779
                                                                                         -----------  ----------
Carbon black
                  500      500  Cabot Corp.                                                   14,325      14,325
                                                                                         -----------  ----------
Chemicals
      20,600    6,661   27,261  Dow Chemical Co.                                708,228      229,005     937,233
                2,200    2,200  Praxair, Inc.                                                125,334     125,334
                2,100    2,100  Sigma-Aldrich Corp.                                          105,315     105,315
                2,300    2,300  Millennium Chemicals, Inc.                                    32,315      32,315
                                                                                         -----------  ----------
                                                                                708,228      491,969   1,200,197
                                                                            -----------  -----------  ----------
Chemicals & Allied Products
                2,150    2,150  Lubrizol Corp.                                                72,025      72,025
                                                                                         -----------  ----------
Chemicals / Diversified
                2,000    2,000  Air Products & Chemicals, Inc.                               100,940     100,940
                9,300    9,300  E.I. du Pont de Nemours and Co.                              412,920     412,920
                1,100    1,100  Eastman Chemical Co.                                          51,590      51,590
                3,550    3,550  Engelhard Corp.                                              100,536     100,536
                5,200    5,200  Occidental Petroleums Corp.                                  155,948     155,948
                                                                                         -----------  ----------
                                                                                             821,934     821,934
                                                                                         -----------  ----------
Combination Utility Services
                3,850    3,850  Energy East Corp.                                             87,010      87,010
                  800      800  Potomac Electric Power Co.                                    17,184      17,184
                                                                                         -----------  ----------
                                                                                             104,194     104,194
                                                                                         -----------  ----------
Communication / ISP
                2,400    2,400  Teekay Shipping Corp.                                         88,536      88,536
                  800      800  Liberty Media Corp.                                            8,000       8,000
                2,700    2,700  Garmin Ltd.                                                   59,535      59,535
                                                                                         -----------  ----------
                                                                                             156,071     156,071

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Communication Equipment
               18,100   18,100  Corning, Inc.                                                 64,255      64,255
               71,300   71,300  Nortel Networks Corp., ADR                                   103,385     103,385
                4,400    4,400  Polycom, Inc.                                                 52,756      52,756
                5,900    5,900  Tellabs, Inc.                                                 36,580      36,580
                                                                                         -----------  ----------
                                                                                             256,976     256,976
                                                                                         -----------  ----------
Computer / Hardware
                5,650    5,650  Apple Computer, Inc.                                         100,118     100,118
                                                                                         -----------  ----------
Computer Equipment
                  800      800  Adaptec, Inc.                                                  6,312       6,312
                5,600    5,600  Quantum Corp. - DLT & Storage Systems                         23,520      23,520
                                                                                         -----------  ----------
                                                                                              29,832      29,832
                                                                                         -----------  ----------
Computer Software & Services
                2,100    2,100  Adobe Systems, Inc.                                           59,850      59,850
       6,100             6,100  BMC Software, Inc.                              101,260                  101,260
      17,825            17,825  Check Point Software Technologies Ltd.          241,707                  241,707
      17,900            17,900  Cisco Systems, Inc.                             249,705                  249,705
      22,800            22,800  Comverse Technology, Inc.                       211,128                  211,128
       5,300             5,300  Dell Computer Corp.                             138,542                  138,542
       2,000    3,400    5,400  Electronic Data Systems Corp.                    74,300      126,310     200,610
       8,600             8,600  Electronics for Imaging, Inc.                   136,826                  136,826
      44,389   20,800   65,189  Hewlett-Packard Co.                             678,264      317,824     996,088
       2,400    4,500    6,900  International Business Machines Corp.           172,800      324,000     496,800
       4,595             4,595  Lexmark International Group, Inc. Class A       249,968                  249,968
       2,900             2,900  Microsoft Corp.                                 158,630                  158,630
       4,200             4,200  SanDisk Corp.                                    52,080                   52,080
       2,700             2,700  Sungard Data Systems                             71,496                   71,496
                                                                            -----------               ----------
                                                                              2,536,706      827,984   3,364,690
                                                                            -----------  -----------  ----------
Conglomerates
                2,500    2,500  ITT Industries, Inc.                                         176,500     176,500
                1,900    1,900  Johnson Controls, Inc.                                       155,059     155,059
                3,000    3,000  Tyco International Ltd.                                       40,530      40,530
                                                                                         -----------  ----------
                                                                                             372,089     372,089
                                                                                         -----------  ----------
Construction & Building Materials
                1,800    1,800  Centex Corp.                                                 104,022     104,022
                4,000    4,000  Sherwin Williams Co.                                         119,720     119,720
                                                                                         -----------  ----------
                                                                                             223,742     223,742
                                                                                         -----------  ----------
Consumer Durable
                2,100    2,100  Black & Decker Corp.                                         101,220     101,220
                6,250    6,250  Fortune Brands, Inc.                                         350,000     350,000
                1,550    1,550  Whirlpool Corp.                                              101,308     101,308
                                                                                         -----------  ----------
                                                                                             552,528     552,528
                                                                                         -----------  ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Consumer Non-Cyclical
                2,100    2,100  Clorox Co. (The)                                              86,835      86,835
                                                                                         -----------  ----------
Consumer Non-Durable
                2,400    2,400  Dole Food Co.                                                 69,240      69,240
                3,100    3,100  Smithfield Foods, Inc.                                        57,505      57,505
               14,959   14,959  Tyson Foods, Inc., Class A                                   232,014     232,014
                                                                                         -----------  ----------
                                                                                             358,759     358,759
                                                                                         -----------  ----------
Containers
                1,900    1,900  Bemis, Inc.                                                   90,250      90,250
                1,200    1,200  Owens- Illinois, Inc.                                         16,488      16,488
                6,500    6,500  Smurfit-Stone Container Corp.                                100,230     100,230
                                                                                         -----------  ----------
                                                                                             206,968     206,968
                                                                                         -----------  ----------
Credit Reporting Services
                1,700    1,700  Moodys, Inc.                                                  84,575      84,575
                                                                                         -----------  ----------
Diversified Financial Services
                4,050    4,050  Lehman Brothers Holdings, Inc.                               253,206     253,206
                9,550    9,550  Morgan Stanley Dean Witter & Co.                             411,414     411,414
                                                                                         -----------  ----------
                                                                                             664,620     664,620
                                                                                         -----------  ----------
Drilling Oil and Gas Wells
                1,300    1,300  Noble Corp.                                                   50,180      50,180
                                                                                         -----------  ----------
Eating Places
                2,650    2,650  Brinker International, Inc.                                   84,138      84,138
                                                                                         -----------  ----------
Electric and Other Services Combined
                3,750    3,750  Mirant Corp.                                                  27,375      27,375
                2,800    2,800  Westar Energy, Inc.                                           42,980      42,980
                                                                                         -----------  ----------
                                                                                              70,355      70,355
                                                                                         -----------  ----------
Electrical Equipment
                2,900    2,900  Emerson Electric Co.                                         155,179     155,179
                                                                                         -----------  ----------
Electronics
                3,700    3,700  Arrow Electronics, Inc.                                       76,775      76,775
      15,400            15,400  Credence Systems Corp.                                       273,658     273,658
      22,300            22,300  Flextronics International Ltd.                               158,999     158,999
                1,900    1,900  Hubbell, Inc. Class B                                         64,885      64,885
      12,453            12,453  Jabil Circuit, Inc.                                          262,883     262,883
       3,000             3,000  KEMET Corp.                                                   53,580      53,580
                2,700    2,700  National Semiconductor Corp.                                  78,759      78,759
      27,500            27,500  Sanmina Corp.                                                173,525     173,525
      82,800   11,600   94,400  Solectron Corp.                                 509,220       71,340     580,560
                  450      450  Thomas & Betts Corp.                                           8,370       8,370
                                                                                         -----------  ----------
                                                                              1,431,865      300,129   1,731,994
                                                                            -----------  -----------  ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Environmental Services
                4,350    4,350  Republic Services, Inc.                                       82,955      82,955
                                                                                         -----------  ----------
Financial
                2,400    2,400  Comerica, Inc.                                               147,360     147,360
                4,000    4,000  Countrywide Credit Industries, Inc.                          193,000     193,000
                4,900    4,900  Fannie Mae                                                   361,375     361,375
                1,900    1,900  Golden West Financial Corp.                                  130,682     130,682
                2,100    2,100  MBNA Corp.                                                    69,447      69,447
                                                                                         -----------  ----------
                                                                                             901,864     901,864
                                                                                         -----------  ----------
Financial / Banks
               12,350   12,350  AmSouth Bancorp                                              276,393     276,393
                2,100    2,100  Bear Stearns Cos., Inc.                                      128,520     128,520
                8,055    8,055  Charter One Financial, Inc.                                  276,931     276,931
                6,400    6,400  Huntington Bancshares, Inc.                                  124,288     124,288
                2,700    2,700  John Hancock Financial Services, Inc.                         95,040      95,040
                5,500    5,500  KeyCorp                                                      150,150     150,150
               11,950   11,950  National City Corp.                                          397,337     397,337
                3,900    3,900  Regions Financial Corp.                                      137,085     137,085
               11,250   11,250  SouthTrust Corp.                                             293,849     293,849
                7,950    7,950  Union Planters Corp.                                         257,342     257,342
                                                                                         -----------  ----------
                                                                                           2,136,935   2,136,935
                                                                                         -----------  ----------
Financial / Miscellaneous
                1,300    1,300  American Express Co.                                          47,216      47,216
                3,200    3,200  Americredit Corp.                                             89,760      89,760
                5,950    5,950  Household International, Inc.                                295,715     295,715
                2,900    2,900  Radian Group, Inc.                                           141,665     141,665
                                                                                         -----------  ----------
                                                                                             574,356     574,356
                                                                                         -----------  ----------
Financial Services
       5,300    2,150    7,450  AMBAC Financial, Inc.                           356,160      144,480     500,640
       4,100             4,100  Capital One Financial Corp.                                  250,305     250,305
                4,600    4,600  Fidelity National Financial                                  145,360     145,360
                3,500    3,500  First Tennessee National Corp.                               134,050     134,050
       4,900    7,126   12,026  Fleet Boston Corp.                              158,515      230,526     389,041
      22,600    3,100   25,700  Freddie Mac                                   1,383,120      189,720   1,572,840
       1,900             1,900  Goldman Sachs Group, Inc.                                    139,365     139,365
                2,800    2,800  GreenPoint Financial Corp.                                   137,480     137,480
       6,900   17,370   24,270  J.P. Morgan Chase & Co.                         234,048      589,190     823,238
       9,200    1,300   10,500  Merrill Lynch & Co., Inc.                       372,600       52,650     425,250
                5,450    5,450  North Fork Bancorp, Inc.                                     216,965     216,965
                3,500    3,500  Old Republic International Corp.                             110,250     110,250
      17,800            17,800  Stilwell Financial, Inc.                                     323,960     323,960
       4,500   13,825   18,325  Washington Mutual, Inc.                         166,995      513,045     680,040
       9,100   12,250   21,350  Wells Fargo & Co.                               455,546      613,234   1,068,780
                                                                            -----------  -----------  ----------
                                                                              3,840,614    3,076,950   6,917,564
                                                                            -----------  -----------  ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Food & Beverage
      15,800    3,400   19,200  Coca-Cola Enterprises, Inc.                     348,864       75,072     423,936
      20,600   11,150   31,750  ConAgra, Inc.                                   569,590      308,298     877,888
      35,000    3,600   38,600  Kroger Co.                                      696,500       71,640     768,140
      29,800      600   30,400  McDonald's Corp.                                847,810       17,070     864,880
                8,200    8,200  Safeway, Inc.                                                239,358     239,358
      38,500    5,800   44,300  Sara Lee Corp.                                  794,640      119,712     914,352
                                                                            -----------  -----------  ----------
                                                                              3,496,762      591,792   4,088,554
                                                                            -----------  -----------  ----------
Food & Related
               15,579   15,579  Archer-Daniels-Midland Co.                                   199,255     199,255
                1,472    1,472  Dean Foods Co.                                                54,906      54,906
                  600      600  Kellogg Co.                                                   21,516      21,516
                                                                                         -----------  ----------
                                                                                             275,677     275,677
                                                                                         -----------  ----------
Furniture and Home Furnishings
                4,400    4,400  Leggett & Platt, Inc.                                        102,960     102,960
                                                                                         -----------  ----------
Gas - Distribution
                2,200    2,200  Keyspan Corp.                                                 82,830      82,830
                                                                                         -----------  ----------
Hand and Edge Tools
                  700      700  Spx Corp.                                                     82,250      82,250
                                                                                         -----------  ----------
Healthcare
      10,000      600   10,600  Aetna                                           479,700       28,782     508,482
                1,100    1,100  Becton Dickinson & Co.                                        37,895      37,895
       3,400             3,400  HCA, Inc.                                       161,500                  161,500
                7,600    7,600  Humana, Inc.                                                 118,788     118,788
       5,500             5,500  Kimberly-Clark Corp.                            341,000                  341,000
                1,850    1,850  Tenet Healthcare Corp.                                       132,368     132,368
                1,400    1,400  Wellpoint Health Networks, Inc.                              108,934     108,934
                                                                                         -----------  ----------
                                                                                982,200      426,767   1,408,967
                                                                            -----------  -----------  ----------
Heavy Construction
                3,000    3,000  Lennar Corp.                                                 183,600     183,600
                                                                                         -----------  ----------
Home Building
                2,200    2,200  Pulte Corp.                                                  126,456     126,456
                                                                                         -----------  ----------
Hospital and medical service plans
                4,600    4,600  Health Net, Inc.                                             123,142     123,142
                                                                                         -----------  ----------
Household Products
                4,925    4,925  Procter & Gamble Co.                                         439,803     439,803
                                                                                         -----------  ----------
Industrial Conglomerate
                1,600    1,600                                      3M Co.                   196,800     196,800
                                                                                         -----------  ----------
Industrial Goods & Services
                2,200    2,200  Fuller (H. B.) Co.                                            64,438      64,438
                                                                                         -----------  ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Information Retrieval Services
                3,150    3,150  AOL Time Warner                                               46,337      46,337
                                                                                         -----------  ----------
Insurance
                1,200    1,200  XL Capital Ltd.                                              101,640     101,640
                2,379    2,379  American International Group, Inc.                           162,319     162,319
       6,300    2,600    8,900  AON Corp.                                       185,724       76,648     262,372
         100               100  Berkshire Hathaway, Inc. Class B                223,400                  223,400
                1,600    1,600  CIGNA Corp.                                                  155,872     155,872
       1,700             1,700  LandAmerica Financial Group, Inc.                53,550                   53,550
                3,000    3,000  Loews Corp.                                                  158,970     158,970
                  750      750  MBIA, Inc.                                                    42,398      42,398
                4,600    4,600  MetLife, Inc.                                                132,480     132,480
                1,700    1,700  MGIC Investment Corp.                                        115,260     115,260
       7,800    5,500   13,300  The Allstate Corp.                              288,444      203,390     491,834
       4,300    1,950    6,250  The Chubb Corp.                                 304,440      138,060     442,500
       7,800    5,200   13,000  Torchmark Corp.                                 297,960      198,640     496,600
       5,000             5,000  Unum Provident Corp.                            127,250                  127,250
                                                                            -----------               ----------
                                                                              1,480,768    1,485,677   2,966,445
                                                                            -----------  -----------  ----------
Insurance Carriers
                2,500    2,500  RenaissanceRe Holdings                                        91,500      91,500
                                                                                         -----------  ----------
Life Insurance
                3,400    3,400  Principal Financial Group                                    105,400     105,400
                                                                                         -----------  ----------
Manufacturing
      12,000            12,000  Cognex Corp.                                    240,600                  240,600
                5,300    5,300  Cooper Industries                                            208,295     208,295
                                                                                         -----------  ----------
                                                                                240,600                  448,895
Manufacturing / Diversified
                5,350    5,350  PPG Industries, Inc.                                         331,165     331,165
                                                                                         -----------  ----------
Medical Products
      33,000    9,500   42,500  Bristol-Myers Squibb Co.                        848,100      244,150   1,092,250
       4,700             4,700  GlaxoSmithKline PLC ADR                         202,758                  202,758
       8,000    6,200   14,200  Merck & Co., Inc.                               405,120      313,968     719,088
      19,177            19,177  Pharmacia Corp.                                 718,179                  718,179
       4,400             4,400  Roche Hldgs Ltd.                                332,625                  332,625
      14,600            14,600  Schering-Plough Corp.                           359,160                  359,160
       6,400             6,400  Wyeth                                           327,680                  327,680
                                                                            -----------               ----------
                                                                              3,193,622      558,118   3,751,740
                                                                            -----------  -----------  ----------
Metals & Mining
      10,700            10,700  Barrick Gold Corp.                              203,193                  203,193
      12,000            12,000  Freeport-McMoan Copper & Gold, Inc.             214,200                  214,200
      17,000            17,000  Placer Dome, Inc.                               190,570                  190,570
      20,900            20,900  United States Steel Corp.                       415,701                  415,701
                                                                            -----------               ----------
                                                                              1,023,664                1,023,664
                                                                            -----------               ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Motor Vehicle Parts and Accessories
                2,300    2,300  Lear Corp.                                                   106,375     106,375
                                                                                         -----------  ----------
Natural Gas
                2,400    2,400  Sempra Energy                                                 53,112      53,112
                                                                                         -----------  ----------
Oil & Gas
                1,500    1,500  Amerada Hess Corp.                                           123,750     123,750
                2,850    2,850  Ashland, Inc.                                                115,425     115,425
      28,400            28,400  BP PLC ADR                                    1,433,916                1,433,916
       6,900   11,350   18,250  ChevronTexaco Corp.                             610,650    1,004,474   1,615,124

      39,600    4,300   43,900  Conoco, Inc.                                  1,100,880      119,540   1,220,420
                2,200    2,200  Devon Energy Corp.                              108,416      108,416
       7,900             7,900  Diamond Offshore Drilling, Inc.                 225,150                  225,150
      15,900    1,100   17,000  Exelon Corp.                                    831,570       57,530     889,100
               48,356   48,356  Exxon Mobil Corp.                                          1,978,727   1,978,727
                2,163    2,163  FMC Technologies, Inc.                                        44,904      44,904
      83,476            83,476  Halliburton Co.                               1,330,607                1,330,607
                4,000    4,000  Ocean Energy, Inc.                                            86,680      86,680
                  500      500  Royal Dutch Petroleum Co.                                     27,635      27,635
      13,100            13,100  Schlumberger Ltd.                               609,150                  609,150
                5,250    5,250  The Williams Cos., Inc.                                       31,448      31,448
                4,400    4,400  Valero Energy Corp.                                          164,648     164,648
                                                                                         -----------  ----------
                                                                              6,141,923    3,863,177  10,005,100
                                                                            -----------  -----------  ----------
Oil and Gas Field Machinery
                5,100    5,100  Phillips Petroleum Co.                                       300,288     300,288
                                                                                         -----------  ----------
                                Paper & Forest Products
       9,900    2,300   12,200  Boise Cascade Corp.                             341,847       79,419     421,266
                4,890    4,890  Georgia Pacific Corp.                                        120,196     120,196
      22,100    3,900   26,000  International Paper Co.                         963,118      169,962   1,133,080
                5,000    5,000  Pactiv Corp.                                                 119,000     119,000
                  700      700  Temple-Inland, Inc.                                           40,502      40,502
                                                                                         -----------  ----------
                                                                              1,304,965      529,079   1,834,044
                                                                            -----------  -----------  ----------
Pharmaceuticals
                4,300    4,300  Abbott Laboratories                                          161,895     161,895
                2,350    2,350  Johnson & Johnson Co.                                        122,811     122,811
                                                                                         -----------  ----------
                                                                                             284,706     284,706
                                                                                         -----------  ----------
Photographic
                4,400    4,400  Eastman Kodak Co.                                            128,348     128,348
                                                                                         -----------  ----------
Printing & Publishing
                  500      500  American Greetings Corp., Class A                              8,330       8,330
                3,200    3,200  Donnelley (R.R.) & Sons Co.                                   88,160      88,160
                2,000    2,000  Gannett Co., Inc.                                            151,800     151,800
                1,600    1,600  Knight-Ridder, Inc.                                          100,720     100,720
                1,900    1,900  Tribune Co.                                                   82,650      82,650
                                                                                         -----------  ----------
                                                                                             431,660     431,660
                                                                                         -----------  ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Pulp Mills
                6,298    6,298  Meadwestvaco Corp.                                           211,361     211,361
                                                                                         -----------  ----------
Railroads
                1,500    1,500  CSX Corp.                                                     52,575      52,575
                5,500    5,500  Norfolk Southern Corp.                                       128,590     128,590
                4,275    4,275  Union Pacific Corp.                                          270,522     270,522
                                                                                         -----------  ----------
                                                                                             451,687     451,687
                                                                                         -----------  ----------
Real Estate Investment Trusts
                2,600    2,600  Public Storage, Inc.                                          96,460      96,460
                1,900    1,900  Vornado Realty Trust                                          87,780      87,780
                                                                                         -----------  ----------
                                                                                             184,240     184,240
                                                                                         -----------  ----------
Restaurants
                6,025    6,025  Darden Restaurants, Inc.                                     148,817     148,817
                1,800    1,800  Wendy's International, Inc.                                   71,694      71,694
                3,800    3,800  YUM! Brands                                                  111,150     111,150
                                                                                         -----------  ----------
                                                                                             331,661     331,661
                                                                                         -----------  ----------
Retail
                1,000    1,000  Autozone, Inc.                                                77,300      77,300
      13,800            13,800  CVS Corp.                                       422,280                  422,280
      29,800    5,600   35,400  Federated Department Stores, Inc.             1,183,060      222,320   1,405,380
      59,800            59,800  Gap, Inc.                                       849,160                  849,160
      20,000    5,100   25,100  Limited, Inc. (The)                             426,000      108,630     534,630
                3,250    3,250  Penney (J.C), Co., Inc.                                       71,565      71,565
      10,200   14,950   25,150  Philip Morris Cos., Inc.                        445,536      653,015   1,098,551
                2,800    2,800  PMI Group, Inc.                                              106,960     106,960
                2,400    2,400  Ross Stores, Inc.                                             97,800      97,800
                7,250    7,250  Sears, Roebuck & Co.                                         393,675     393,675
                2,900    2,900  The May Department Stores Co.                                 95,497      95,497
      23,900   14,575   38,475  The Walt Disney Co.                             451,710      275,468     727,178
                5,600    5,600  TJX Cos., Inc.                                               109,816     109,816
                                                                                         -----------  ----------
                                                                              3,777,746    2,212,046   5,989,792
                                                                            -----------  -----------  ----------
Retail / Food & Drug
                2,600    2,600  Albertson's, Inc.                                             79,196      79,196
                1,100    1,100  Supervalu, Inc.                                               26,983      26,983
                                                                                         -----------  ----------
                                                                                             106,179     106,179
                                                                                         -----------  ----------
Schools & Educational Services
                3,300    3,300  ITT Educational Services, Inc.                                71,940      71,940
                                                                                         -----------  ----------
Semiconductors
                4,700    4,700  Integrated Circuit Systems                                    94,893      94,893
       2,000             2,000  Intel Corp.                                      36,540                   36,540
      24,000            24,000  Texas Instruments, Inc.                         568,800                  568,800
                                                                            -----------               ----------
                                                                                605,340       94,893     700,233
                                                                            -----------  -----------  ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Services
                1,000    1,000  Deluxe Corp.                                                  38,890      38,890
                2,200    2,200  IMS Health, Inc.                                              39,490      39,490
                2,900    2,900  Westwood One, Inc.                                            96,918      96,918
                                                                                         -----------  ----------
                                                                            ___________  ___________
                                                                                             175,298     175,298
Shelter
                3,600    3,600  Sonoco Products Co.                                          101,952     101,952
                                                                                         -----------  ----------
Single-family Housing Construction
                2,300    2,300  KB Home                                                      118,473     118,473
                                                                                         -----------  ----------
Soap and Other Detergents
                    1        1  JM Smuckers Co.                                                   17          17
                                                                                         -----------  ----------
State Banks
                3,000    3,000  Unionbancal Corp.                                            140,550     140,550
                                                                                         -----------  ----------
Technology
                4,200    4,200  Avnet, Inc.                                                   92,358      92,358
                6,400    6,400  Ingram Micro, Inc.                                            88,000      88,000
                1,500    1,500  Intersil Holding Corp.                                        32,070      32,070
                5,000    5,000  Storage Technology Corp.                                      79,850      79,850
                2,400    2,400  Tech Data Corp.                                               90,840      90,840
                                                                                         -----------  ----------
                                                                                             383,118     383,118
                                                                                         -----------  ----------
Telecommunications
       3,100             3,100  Amdocs Ltd.                                      23,405                   23,405
       6,700             6,700  Andrew Corp.                                     96,011                   96,011
      72,600   21,000   93,600  AT&T Corp.                                      776,820      224,700   1,001,520
       6,400             6,400  AT&T Wireless Services, Inc.                     37,440                   37,440
               13,350   13,350  BellSouth Corp.                                              420,525     420,525
      13,300            13,300  Deutsche Telekom AG ADR                         123,823                  123,823
      82,400            82,400  Ericsson (L.M.) Telephone Co. ADR               118,656                  118,656
      98,700            98,700  JDS Uniphase Corp.                              263,529                  263,529
     106,100           106,100  Motorola, Inc.                                1,529,961                1,529,961
       9,500             9,500  Nokia Corp. ADR                                 137,560                  137,560
      60,300   23,500   83,800  Qwest Communications International, Inc.        168,840       65,800     234,640
      25,607   24,466   50,073  SBC Communications, Inc.                        781,014      746,212   1,527,226
      96,070   18,250  114,320  Sprint Corp.                                  1,019,303      193,633   1,212,936
      34,200            34,200  Sprint Corp. (PCS Group)                        152,874                  152,874
      29,859   19,814   49,673  Verizon Communications, Inc.                  1,198,839      795,531   1,994,370
              132,450  132,450  Worldcom, Inc.                                               109,934     109,934
                                                                                         -----------  ----------
                                                                              6,428,075    2,556,335   8,984,410
                                                                            -----------  -----------  ----------
Tire & Rubber
                  250      250  Cooper Tire & Rubber Co.                                       5,138       5,138
                4,200    4,200  Goodyear Tire & Rubber Co.                                    78,582      78,582
                                                                                         -----------  ----------
                                                                                              83,720      83,720
                                                                                         -----------  ----------

COMSTOCK  GVIT  VALUE  FUND  /  ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments                                         June  30,  2002
(Unaudited)
Fund 1 represents Comstock GVIT Value Fund.  Fund 2 represents All Pro Large Cap Value  Portfolio.

                                                                                                       PROFORMA
                       PROFORMA                                               FUND 1       FUND 2      COMBINED
     FUND 1    FUND 2  COMBINED                                               MARKET       MARKET       MARKET
     SHARES    SHARES   SHARES              SECURITY DESCRIPTION             VALUE ($)    VALUE ($)    VALUE ($)
------------------------------  ------------------------------------------  -----------  -----------  -----------
Transportation & Shipping
9,600           7,300   16,900  Burlington Northern Santa Fe Corp.              288,000      219,000     507,000
                                                                            -----------  -----------  ----------
Travel
                3,650    3,650  Royal Caribbean Cruises Ltd.
               71,175   71,175
              -------  -------
Utilities
                2,800    2,800  Allegheny Energy, Inc.                                        72,100      72,100
                2,400    2,400  Allete Com                                                    65,040      65,040
                3,200    3,200  Ameren Corp.                                                 137,632     137,632
       7,700    3,440   11,140  American Electric Power Co., Inc.               308,154      137,669     445,823
                3,200    3,200  Cinergy Corp.                                                115,168     115,168
                2,800    2,800  CMS Energy Corp.                                              30,744      30,744
                2,800    2,800  Consolidated Edison, Inc.                                    116,900     116,900
       6,300    3,000    9,300  Constellation Energy Group, Inc.                184,842       88,020     272,862
                1,600    1,600  DTE Energy Co.                                                71,424      71,424
                5,300    5,300  Duke Power Co.                                  164,830      164,830
                3,300    3,300  Entergy Corp.                                                140,052     140,052
       4,600             4,600  Idacorp, Inc.                                   127,420                  127,420
       1,700             1,700  NSTAR                                            76,126                   76,126
       3,100             3,100  Oklahoma Gas & Electric Co.                      70,866                   70,866
                1,900    1,900  Pinnacle West Capital Corp.                                   75,050      75,050
                1,200    1,200  Progress Energy Inc                                           62,412      62,412
       5,400             5,400  Public Service Enterprise Group, Inc.           233,820                  233,820
                3,600    3,600  Puget Energy Inc.                                             74,340      74,340
      78,600    5,250   83,850  Reliant Energy, Inc.                          1,328,340       88,725   1,417,065
                1,000    1,000  Reliant Resources, Inc.                                        8,750       8,750
      23,200            23,200  Scottish Power PLC ADR                          496,480                  496,480
       6,500             6,500  Southern Co.                                    178,100                  178,100
      14,300    4,050   18,350  TXU Corp.                                       737,165      208,777     945,942
                  900      900  Wisconsin Energy Corp.                                        22,743      22,743
       1,500    3,600    5,100  Xcel Energy, Inc.                                25,155       60,372      85,527
                                                                            -----------  -----------  ----------
                                                                              3,931,298    1,575,918   5,507,216
                                                                            -----------  -----------  ----------
Woven Carpets and Rugs
                1,900    1,900  Mohawk Industries Co.                                        116,907     116,907
                                                                                         -----------  ----------
Total COMMON STOCK
                                                                             43,740,772   40,042,213  83,782,985
                                                                            -----------  -----------  ----------
US GOVERNMENT AGENCY
     764,000           764,000  Federal National Mortgage                       763,960                  763,960
                                Association, 1.90%, 07/01/02                -----------               ----------
Total US Government Agency
                                                                                763,960                  763,960
                                                                            -----------               ----------
                                MONEY MARKET
                                Management investment,
                                open-end - Mutual Funds
              438,542  438,542  One Group Prime Money                                        438,542     438,542
                                                                                         -----------  ----------
                                Market- Institutional Class

                                Total Money Market
                                                                                             438,542     438,542
                                                                                         -----------  ----------

(A) TOTAL INVESTMENTS (COST $49,918,796; $41,478,323 AND $91,397,299;
    RESPECTIVELY)                                                            44,504,732   40,480,755  84,985,487
                                                                            ===========  ===========  ==========
____________
(a) Cost  for  federal income tax and financial reporting purposes differs from value  by  net  unrealized  appreciation  (depreciation)  of  securities.
    ADR American  Depository  Receipt.

See  notes  to  financial  statements.

                                              GVIT SMALL COMPANY FUND
                                       MS ALL PRO SMALL CAP GROWTH PORTFOLIO
                              PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                   AS OF 6/30/02
                                                    (UNAUDITED)

                                                     GVIT SMALL        MS ALL PRO                           PRO FORMA
                                                       COMPANY         SMALL CAP         PRO FORMA          COMBINED
                                                        FUND        GROWTH PORTFOLIO    ADJUSTMENTS         (NOTE 1)
                                                    -------------  ------------------  -------------      -------------
ASSETS:
Investment, at value
(cost $638,805,735; $45,983,921 and $684,789,656;
  respectively)                                     $681,129,730   $      41,424,136   $          -       $722,553,866
Repurchase agreements, at cost                        32,266,969                   -              -       $ 32,266,969
                                                    -------------  ------------------  -------------      -------------
  Total Investments                                  713,396,699          41,424,136              -        754,820,835
Cash                                                       1,241             922,379              -            923,620
Foreign currencies at value (cost
  $107,605; $0; $107,605; respectively)                  109,101                   -              -            109,101
Interest and dividends receivable                        388,038               1,963              -            390,001
Receivable for investments sold                        1,154,282             204,277              -          1,358,559
Receivable for Fund shares sold                                -                   -              -                  -
Receivable from Advisor                                        -               3,511         (3,511)                 -
Reclaims receivable                                      124,395                   -              -            124,395
Prepaid expenses and other assets                          7,230                 988              -              8,218
                                                    -------------  ------------------  -------------      -------------
    Total Assets                                     715,180,986          42,557,254         (3,511)       757,734,729
                                                    -------------  ------------------  -------------      -------------

LIABILITIES:
Payable to custodian                                   1,049,665                   -              -          1,049,665
Payable for investments purchased                      4,305,339             364,282              -          4,669,621
Unrealized depreciation on forward
  foreign currency contracts                               1,429                   -              -              1,429
Accrued expenses and other payables:
  Investment advisory fees                               554,452              32,600              -            587,052
  Fund administration fees                                39,103              12,101              -             51,204
  Distribution fees                                          139                   -              -                139
  Administrative servicing fees                           90,220                   -              -             90,220
  Other                                                   64,537              14,623         (2,427)            76,733
                                                    -------------  ------------------  -------------      -------------
    Total Liabilities                                  6,104,884             423,606         (2,427)         6,526,063
                                                    -------------  ------------------  -------------      -------------
NET ASSETS                                          $709,076,102   $      42,133,648   $     (1,084)      $751,208,666
                                                    =============  ==================  =============      =============
REPRESENTED BY:
Capital                                             $697,654,781   $      67,059,850   $          -       $764,714,631
Accumulated net investment income (loss)              (1,350,991)           (234,693)        (1,084)        (1,586,768)
Accumulated net realized gains (losses) from
   and foreign currency transactions investment      (29,567,445)        (20,131,724)             -        (49,699,169)
Net unrealized appreciation (depreciation) on
   and translation of assets and liabilities
   denominated in foreign currencies investments      42,339,757          (4,559,785)             -         37,779,972
NET ASSETS                                          $709,076,102   $      42,133,648   $     (1,084)      $751,208,666
                                                    =============  ==================  =============      =============

NET ASSETS:
Class I Shares                                      $708,355,161   $               -         (1,022)      $708,354,139
Class II Shares                                          720,941                   -             (1)           720,940
Class IV Shares (a)                                            -          42,133,648            (61)        42,133,587
                                                    -------------  ------------------  -------------      -------------
    Total                                           $709,076,102   $      42,133,648   $     (1,084)      $751,208,666
                                                    =============  ==================  =============      =============

SHARES OUTSTANDING (unlimited number of
  shares authorized):
Class I Shares                                        39,724,109                   -              -         39,724,109
Class II Shares                                           40,448                   -              -             40,448
Class IV Shares (a)                                            -           4,399,142     (2,036,066) (b)     2,363,076
                                                    -------------  ------------------  -------------      -------------
    Total                                             39,764,557           4,399,142     (2,036,066)        42,127,633
                                                    =============  ==================  =============      =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                      $      17.83   $               -   $          -       $      17.83
                                                    =============  ==================  =============      =============
Class II Shares                                     $      17.83   $               -   $          -       $      17.83
                                                    =============  ==================  =============      =============
Class IV Shares (a)                                 $          -   $            9.58   $          -       $      17.83
                                                    =============  ==================  =============      =============

-------------------------------
*  Not subject to a front-end sales charge.

(a)  Represents the class to which Market Street shares will be invested upon the Reorganization.  Currently Market
     Street Portfolios offer only one class of shares.
(b)  Shares adjusted to reflect the purchase into GVIT Acquiring Fund at Class I shares net asset value.

                                              MS ALL PRO SMALL CAP GROWTH PORTFOLIO
                                           PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                                  FOR THE PERIOD ENDED 06/30/02
                                                           (UNAUDITED)


                                                                 MS ALL PRO
                                                                 SMALL CAP
                                                                 GVIT SMALL       GROWTH        PRO FORMA       PRO FORMA COMBINED
                                                                COMPANY FUND     PORTFOLIO     ADJUSTMENTS           (NOTE 1)
                                                               --------------  -------------  -------------    --------------------
INVESTMENT INCOME:
Interest income                                                $   1,252,660   $     72,663   $          -     $         1,325,323
Dividend income (net of foreign tax withholding
  tax of $153,039; $73; $153,112; respectively)                    5,227,039         56,298              -               5,283,337
                                                               --------------  -------------  -------------    --------------------
    Total Income                                                   6,479,699        128,961              -               6,608,660
                                                               --------------  -------------  -------------    --------------------

EXPENSES:
  Investment advisory fees                                         6,785,750        444,444         (1,813)(a)           7,228,381
  Fund administration and transfer agent fees                        488,462         89,501        (93,875)(a)             484,088
  Audit fees                                                          33,348          3,381         (3,381)(b)              33,348
  Custodian fees                                                      39,722         35,033         (8,689)(a)              66,066
  Insurance fees                                                       9,190          1,362         (1,362)(b)               9,190
  Legal fees                                                          50,075         24,444        (24,444)(b)              50,075
  Printing expenses                                                   84,850          8,627         (3,019)(b)              90,458
  Trustees' fees                                                      22,528          1,588         (1,588)(b)              22,528
  Distribution fees Class II Shares                                      281              -              -                     281
  Administrative servicing fees Class I Shares                     1,016,176              -              -               1,016,176
  Administrative servicing fees Class II Shares                          157              -              -                     157
  Administrative servicing fees Class IV Shares                            -              -         74,030 (c)              74,030
  Other                                                                4,369          1,160         (1,160)(b)               4,369
                                                               --------------  -------------  -------------    --------------------
    Total expenses before waived or
      reimbursed expenses                                          8,534,908        609,540        (65,301)              9,079,147
Expenses waived or reimbursed                                              -        (66,385)        66,385                       0
                                                               --------------  -------------  -------------    --------------------
    Total Expenses                                                 8,534,908        543,155          1,084               9,079,147
                                                               --------------  -------------  -------------    --------------------
NET INVESTMENT INCOME (LOSS)                                      (2,055,209)      (414,194)        (1,084)             (2,470,487)
                                                               --------------  -------------  -------------    --------------------

REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions           (12,946,286)    (9,138,428)             -             (22,084,714)
Net realized gains (losses) on foreign currency transactions        (509,966)             -              -                (509,966)
                                                               --------------  -------------  -------------    --------------------
Net realized gains (losses) on investment and foreign
  currency transactions                                          (13,456,252)    (9,138,428)             -             (22,594,680)
Net change in unrealized appreciation/
  depreciation on investments and translation
  of assets and liabilities denominated in
  foreign currencies                                             (64,334,984)    (8,300,818)             -             (72,635,802)
                                                               --------------  -------------  -------------    --------------------
Net realized /unrealized gains (losses) on
  investments and foreign currencies                             (77,791,236)   (17,439,246)             -             (95,230,482)
                                                               --------------  -------------  -------------    --------------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $ (79,846,445)  $(17,853,440)  $     (1,084)    $       (97,700,969)
                                                               ==============  =============  =============    ====================

-----------------------------------------------------------
(a) Change based on assumption that GVIT fee structure for these fees would have been in place during the period.
(b) Reduced to reflect duplication of expenses by Market Street Portfolios.
(c) Reflects the Administrative Service fee that will be applicable to Class IV shares upon the completion of the Reorganization.

GVIT SMALL COMPANY FUND / ALL PRO SMALL CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                               June 30, 2002
(Unaudited)
Fund 1 represents GVIT Small Company Fund.  Fund 2 represents All Pro Small Cap Growth Portfolio.

                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

COMMON STOCKS

Australia
Agriculture
      780,600                              780,600  Australian Agricultural                   293,613                    293,613
                                                    Co. Ltd.                             ------------               ------------

Clothing
      100,000                              100,000  Billabong International                   503,014                    503,014
                                                                                         ------------               ------------

Healthcare
      28,000                                28,000  Cochlear Ltd.                             535,239                    535,239
                                                                                         ------------               ------------

Utilities
                             5,200           5,200  Advanced Energy Industries                             115,336       115,336
                                                                                                       -----------  ------------

                                                                                            1,331,866      115,336     1,447,202
                                                                                         ------------  -----------  ------------
Belgium
Business Services
      4,578                                  4,578  Creyf's SA - Strip                             45                         45
                                                                                         ------------               ------------

Food Service - Catering
      7,740                                  7,740  Carestel                                   48,922                     48,922
                                                                                         ------------               ------------

Medical-Drugs
      47,880                                47,880  Omega Pharma SA                         2,144,433                  2,144,433
                                                                                         ------------               ------------

Wire & Cable Products
   6,300                                     6,300  Bekaert NV                                298,339                    298,339
                                                                                         ------------               ------------


                                                                                            2,491,739                  2,491,739
                                                                                         ------------               ------------


Brazil
Cellular Telephone
   160,000                                 160,000  Tele Centro Oeste                         708,800                    708,800
                                                    Celular                              ------------               ------------
                                                    Participacoes SA ADR
Canada
Beverages-Non-Alcoholic
   28,000                                   28,000  Cott Corp.                                531,720                    531,720
                                                                                         ------------               ------------


Gold Mining
   44,000                                   44,000  Goldcorp, Inc.                            437,800                    437,800
                                                                                         ------------               ------------


Insurance
   54,700                                   54,700  Hub International Ltd.                    824,876                    824,876
                                                                                         ------------               ------------

                                                                                            1,794,396                  1,794,396
                                                                                         ------------               ------------


Denmark
Commercial Services
   33,057                                   33,057  FLS Industries AS                         421,898                    421,898
                                                    Class                                ------------               ------------

Electrical & Electronic
   26,200                                   26,200  Bang & Olufsen AS                         693,149                    693,149
                                                    Class B                              ------------               ------------

                                                                                            1,115,047                  1,115,047
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------


Finland
Manufacturing - Capital Goods
   66,578                                   66,578  Uponor Oyj                              1,380,801                  1,380,801
                                                                                         ------------               ------------


France
Advertising/Marketing
   195,754                                 195,754  Trader.Com NV                           1,546,613                  1,546,613
                                                                                         ------------               ------------


Building & Const  ruction
   14,832                                   14,832  Eiffage SA                              1,354,215                  1,354,215
                                                                                         ------------               ------------


Consulting Services
   6,103                                     6,103  High Co.                                  675,060                    675,060
                                                                                         ------------               ------------


Diversified Operations
   13,800                                   13,800  Financiere Marc de                        633,743                    633,743
                                                    Lacharriere SA                       ------------               ------------

Electronic Components/Instruments
   105,000                                 105,000  Confidur                                  103,698                    103,698
                                                                                         ------------               ------------


Leisure/Entertainment
   36,376                                   36,376  Club Mediterranee SA                    1,203,485                  1,203,485
                                                                                         ------------               ------------


Medical - Hospital Management & Services
   79,329                                   79,329  Generale de Sante                       1,257,442                  1,257,442
                                                                                         ------------               ------------


Medical Products
   7,612                                     7,612  LVL Medical SA                            150,352                    150,352
                                                                                         ------------               ------------
   6,609                                     6,609  Stedim SA                                 828,283                    828,283
                                                                                         ------------               ------------


                                                                                              978,635                    978,635
                                                                                         ------------               ------------


Miscellaneous
   4,986                                     4,986  Bacou-Dalloz                              541,659                    541,659
                                                                                         ------------               ------------


Real Estate
   11,783                                   11,783  Pierre & Vacances                         883,822                    883,822
                                                                                         ------------               ------------


Semiconductors and Related Services
   87,550                                   87,550  Memscap SA                                 81,277                     81,277
                                                                                         ------------               ------------


Television
   11,882                                   11,882  AB Groupe SA                              117,347                    117,347
                                                                                         ------------               ------------


Transportation
   12,019                                   12,019  Norbert Dentressangle                     322,270                    322,270
                                                                                         ------------               ------------


                                                                                            9,699,266                  9,699,266
                                                                                         ------------               ------------


Germany
Broadcasting & Television
   93,173                                   93,173  Internationalmedia AG                     211,641                    211,641
                                                                                         ------------               ------------


Building & Construction
   3,843                                     3,843  Bilfinger & Berger AG                      87,103                     87,103
                                                                                         ------------               ------------
   16,515                                   16,515  Hochtief AG                               306,632                    306,632
                                                                                         ------------               ------------


                                                                                              393,735                    393,735
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Building-Heavy  Construction
   174,672                                 174,672  Astaldi SPA                               464,904                    464,904
                                                                                         ------------               ------------

Cable TV/Programming
   226,050                                 226,050  Primacom AG                               133,948                    133,948
                                                                                         ------------               ------------

Consulting Services
   26,300                                   26,300  GfK AG                                    480,517                    480,517
                                                                                         ------------               ------------

Electronic Components/Instruments
   305,085                                 305,085  Dialog Semiconductor                      491,122                    491,122
                                                    PLC                                  ------------               ------------

Energy
   15,029                                   15,029  REPower Systems AG                        420,047                    420,047
                                                                                         ------------               ------------

Food & Beverage
   27,900                                   27,900  Hawesko Holding AG                        614,455                    614,455
                                                                                         ------------               ------------

Machinery
   47,800                                   47,800  Boewe Systec AG                         1,142,416                  1,142,416
                                                                                         ------------               ------------

Miscellaneous
   57,800                                   57,800  Jenoptik AG                             1,093,145                  1,093,145
                                                                                         ------------               ------------

Retail
   252,805                                 252,805  Takkt AG                                1,460,570                  1,460,570
                                                                                         ------------               ------------

Semiconductor Equipment
   16,500                                   16,500  Suess MicroTec AG                         330,797                    330,797
                                                                                         ------------               ------------

Semiconductors
   9,241                                     9,241  Elmos Semiconductor                        94,002                     94,002
                                                    AG                                   ------------               ------------

Textile Products
   24,014                                   24,014  Escada AG                                 438,750                    438,750
                                                                                         ------------               ------------

                                                                                            7,770,049                  7,770,049
                                                                                         ------------               ------------
Hong Kong
Electronics
   900,000                                 900,000  VTech Holdings Ltd.                     1,078,846                  1,078,846
                                                                                         ------------               ------------

Finance
   700,000                                 700,000  Hong Kong Exchanges                     1,153,205                  1,153,205
                                                    & Clearing Ltd.                      ------------               ------------
                                                                                            2,232,051                  2,232,051
                                                                                         ------------               ------------

Hungary
Medical-Drugs
   17,000                                   17,000  Gedeon Richter - Sponsored                990,250                    990,250
                                                                                         ------------               ------------


India
Banking
   150,000                                 150,000  ICICI Bank Ltd. ADR                     1,050,000                  1,050,000
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------


Ireland
Building & Construction
   378,240                                 378,240  Kingspan Group Ltd.                       877,842                    877,842
                                                                                         ------------               ------------


Distribution
   91,064                                   91,064  IAWS Group PLC                            791,426                    791,426
                                                                                         ------------               ------------


Food Products
   229,200                                 229,200  Greencore Group                           656,438                    656,438
                                                                                         ------------               ------------


Software & Computer Services
   40,900                                   40,900  Riverdeep Group                           636,404                    636,404
                                                    PLC ADR                              ------------               ------------

                                                                                            2,962,110                  2,962,110
                                                                                         ------------               ------------

Israel
Electrical & Electronic
   120,000                                 120,000  M-SYSTEMS Flash Disk                      996,348                    996,348
                                                    Pioneer                              ------------               ------------

Italy
Appliances
   250,703                                 250,703  DE' Longhi SPA                          1,349,389                  1,349,389
                                                                                         ------------               ------------

Beverages
   37,440                                   37,440  David Campari-                          1,238,687                  1,238,687
                                                    Milano SPA                           ------------               ------------

Consumer Durables
   85,500                                   85,500  Merloni Elettrodomestici                  934,749                    934,749
                                                                                         ------------               ------------


Machinery & Equipment
   533,960                                 533,960  Interpump Group                         2,225,370                  2,225,370
                                                    SPA                                  ------------               ------------

                                                                                            5,748,195                  5,748,195
                                                                                         ------------               ------------

Japan
Applications Software
   96                                           96  Open Interface, Inc.                      194,627                    194,627
                                                                                         ------------               ------------

Auto/Related Products
   19,900                                   19,900  Musashi Seimitsu                          346,997                    346,997
                                                    Industry Co. Ltd.                    ------------               ------------

   4,300                                     4,300  Nissin Kogyo Co. Ltd.                      97,401                     97,401
                                                                                         ------------               ------------

                                                                                              444,398                    444,398
                                                                                         ------------               ------------

Brokerage Services
   30,400                                   30,400  Matsui Securities                         390,589                    390,589
                                                    Co. Ltd.                             ------------               ------------

Building & Construction
   20,100                                   20,100  Kyoritsu Maintenance                      412,532                    412,532
                                                    Co. Ltd.                             ------------               ------------

   98,000                                   98,000  Nishimatsu Construction                   304,972                    304,972
                                                    Co. Ltd.                             ------------               ------------

                                                                                              717,504                    717,504
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------


Computer Aided Design
   107                                         107  Cybernet Systems Co.                      265,134                    265,134
                                                                                         ------------               ------------

Computer Services
   101                                         101  Little Earth Corp.                        556,149                    556,149
                                                                                         ------------               ------------

Computers-Integrated Systems
   26,900                                   26,900  Agrex, Inc.                               471,299                    471,299
                                                                                         ------------               ------------
   17,800                                   17,800  Toyo Business                             464,826                    464,826
                                                                                         ------------               ------------
                                                    Engineering
                                                                                              936,125                    936,125
                                                                                         ------------               ------------

Consumer Products
   26,000                                   26,000  Hitachi Maxell Ltd.                       387,419                    387,419
                                                                                         ------------               ------------

Cosmetics
   14,300                                   14,300  Kose Corp.                                439,046                    439,046
                                                                                         ------------               ------------


Cosmetics & Toiletries
   14,600                                   14,600  Milbon Co. Ltd.                           365,426                    365,426
                                                                                         ------------               ------------

Distribution
   50,000                                   50,000  Salomon & Taylor                          542,299                    542,299
                                                                                         ------------               ------------
                                                    Made Co. Ltd.

Diversified
   30,000                                   30,000  Amano Corp.                               216,503                    216,503
                                                                                         ------------               ------------


Electronic Components-Semiconductors
   19,600                                   19,600  MegaChips Corp.                           395,728                    395,728
                                                                                         ------------               ------------

Electronics
   35,000                                   35,000  Anritsu Corp.                             245,870                    245,870
                                                                                         ------------               ------------
   35                                           35  Thine Electronics, Inc.                   505,173                    505,173
                                                                                         ------------               ------------

                                                                                              751,043                    751,043
                                                                                         ------------               ------------

Entertainment
   29,600                                   29,600  Amuse, Inc.                               490,205                    490,205
                                                                                         ------------               ------------

Entertainment Software
   16,200                                   16,200  Capcom Co. Ltd.                           418,989                    418,989
                                                                                         ------------               ------------

Financial Services
   7,000                                     7,000  Aeon Credit Service Ltd.                  418,155                    418,155
                                                                                         ------------               ------------
   142,000                                 142,000  JACCS Co. Ltd.                            445,453                    445,453
                                                                                         ------------               ------------

                                                                                              863,608                    863,608
                                                                                         ------------               ------------

Fisheries
   16,600                                   16,600  Katokichi Co. Ltd.                        290,839                    290,839
                                                                                         ------------               ------------

Food Products - Distribution
   15,400                                   15,400  C Two-Network Co. Ltd.                    485,667                    485,667
                                                                                         ------------               ------------

Food/Beverage
   40,000                                   40,000  Dydo Drinco, Inc.                         700,818                    700,818
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------


GasUtility
   136,000                                 136,000  Shizuokagas Co. Ltd.                      442,516                    442,516
                                                                                         ------------               ------------

Internet Content
   80                                           80  Cybird Co. Ltd.                           351,076                    351,076
                                                                                         ------------               ------------

Internet Services
   114                                         114  Oricon Global                             284,382                    284,382
                                                    Entertainment, Inc.                  ------------               ------------

Lease / Rental
   30,500                                   30,500  Diamond Lease                             631,070                    631,070
                                                    Co. Ltd.                             ------------               ------------

Leisure / Entertainment
   14,500                                   14,500  Namco Ltd.                                276,427                    276,427
                                                                                         ------------               ------------

Lighting Products
   35,000                                   35,000  Ushio, Inc.                               415,818                    415,818
                                                                                         ------------               ------------

Manufacturing
   22,000                                   22,000  Arrk Corp.                                991,156                    991,156
                                                                                         ------------               ------------

Metals
   16,000                                   16,000  Misumi Corp.                              572,668                    572,668
                                                                                         ------------               ------------
   20,000                                   20,000  Tsubaki Nakashima                         145,169                    145,169
                                                    Co. Ltd.                             ------------               ------------

                                                                                              717,837                    717,837
                                                                                         ------------               ------------

Real Estate
   20,200                                   20,200  Joint Corp.                               226,504                    226,504
                                                                                         ------------               ------------
   160                                         160  Zephyr Co. Ltd.                           467,212                    467,212
                                                                                         ------------               ------------

                                                                                              693,716                    693,716
                                                                                         ------------               ------------

Recreational Vehicles
   46,000                                   46,000  Yamaha Motor Co. Ltd                      338,495                    338,495
                                                                                         ------------               ------------

Restaurants

   13,000                                   13,000  Doutor Coffee                             650,760                    650,760
                                                                                         ------------               ------------
   41,600                                   41,600  Global Dining, Inc.                       472,017                    472,017
                                                                                         ------------               ------------
   138                                         138  Prime Link Co. Ltd.                       271,717                    271,717
                                                                                         ------------               ------------

                                                                                            1,394,494                  1,394,494
                                                                                         ------------               ------------

Retail
   54,200                                   54,200  Culture Convenience                     1,437,978                  1,437,978
                                                                                         ------------               ------------
                                                    Club Co.
                                                                                         ------------               ------------
Retail - Toy Stores
                                                                                         ------------               ------------
   24,800                                   24,800  Toys "R" Us - Japan Ltd.                  577,273                    577,273
                                                                                         ------------               ------------

Retail / Convenience Store
   17,100                                   17,100  FamilyMart Co. Ltd.                       413,733                    413,733
                                                                                         ------------               ------------

Schools
   20,000                                   20,000  Tac Co. Ltd.                              412,148                    412,148
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Storage
   210,000                                 210,000  Shibusawa Warehouse                       401,218                    401,218
                                                                                         ------------               ------------

Textile/Apparel
   8,000                                     8,000  PAL Co. Ltd.                              133,489                    133,489
                                                                                         ------------               ------------

Transportation
   240,000                                 240,000  Senko Co. Ltd                             464,542                    464,542
                                                                                         ------------               ------------

                                                                                           20,229,484                 20,229,484
                                                                                         ------------               ------------

Korea
Retail - Major Department Stores
   28,500                                   28,500  Hyundai Department                        869,451                    869,451
                                                    Store Co. Ltd                        ------------               ------------

Mexico
Financial Services
   525,800                                 525,800  Grupo Financiero                        1,213,385                  1,213,385
                                                    Banorte                              ------------               ------------

Retail
   85,000                                   85,000  Grupo Elektra SA de CV                    735,250                    735,250
                                                                                         ------------               ------------

Television
   150,000                                 150,000  TV Azteca SA                            1,021,500                  1,021,500
                                                                                         ------------               ------------

                                                                                            2,970,135                  2,970,135
                                                                                         ------------               ------------

Netherlands
Broadcasting & Television
   146,882                                 146,882  Fox Kids Europe                         1,668,197                  1,668,197
                                                                                         ------------               ------------

Building & Construction
   27,900                                   27,900  Volker Wessels Stevin                     758,012                    758,012
                                                                                         ------------               ------------

Business Services
   44,040                                   44,040  United Services Group                     874,227                    874,227
                                                                                         ------------               ------------

Engineering Services
   8,954                                     8,954  Fugro NV                                  490,785                    490,785
                                                                                         ------------               ------------


Enterpise Software
   174,470                                 174,470  Scala Business Solutions                  447,997                    447,997
                                                                                         ------------               ------------

Satellite Telecommuniations
   125,000                                 125,000  New Skies Satellites NV                   623,423                    623,423
                                                                                         ------------               ------------

                                                                                            4,862,641                  4,862,641
                                                                                         ------------               ------------
Russia
Food & Dairy Products
   25,000                                   25,000  Wimm-Bill-Dann Foods ADR                  527,500                    527,500
                                                                                         ------------               ------------

Oil Comp-Intergrated
   80,000                                   80,000  Tatneft ADR                             1,106,400                  1,106,400
                                                                                         ------------               ------------

                                                                                            1,633,900                  1,633,900
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

South Africa
Diversified
   700,000                                 700,000  Aveng Ltd.                                543,162                    543,162
                                                                                         ------------               ------------

Metals & Mining
   500,000                                 500,000  Northam Platinum Ltd.                     807,468                    807,468
                                                                                         ------------               ------------

                                                                                            1,350,630                  1,350,630
                                                                                         ------------               ------------
South Korea
Electronics and Electrical Equipment
   120,000                                 120,000  Samsung Corp.                             718,204                    718,204
                                                                                         ------------               ------------

Sweden
Computer Services
   28,800                                   28,800  HiQ International AB                       21,936                     21,936
                                                                                         ------------               ------------

Finance
   148,480                                 148,480  Intrum Justitia AB                        856,258                    856,258
                                                                                         ------------               ------------

Finance Services
   73,000                                   73,000  D. Carnegie & Co. AB                      635,439                    635,439
                                                                                         ------------               ------------

Food Diversified
   60,673                                   60,673  Axfood AB                               1,003,459                  1,003,459
                                                                                         ------------               ------------

Home Furnishing
   79,453                                   79,453  Nobia AB                                  600,836                    600,836
                                                                                         ------------               ------------

Internet Services
   31,400                                   31,400  Orc Software AB                           529,569                    529,569
                                                                                         ------------               ------------

Medical Supplies
   44,100                                   44,100  Q-MED AB                                  674,180                    674,180
                                                                                         ------------               ------------

                                                                                            4,321,677                  4,321,677
                                                                                         ------------               ------------
Switzerland
Brokerage Services
   5,900                                     5,900  CIE Financiere Tradition                  792,851                    792,851
                                                                                         ------------               ------------

Computers
   17,600                                   17,600  Logitech International SA                 818,330                    818,330
                                                                                         ------------               ------------

Enterpise Software
   93,309                                   93,309  Temenos Group AG                          460,808                    460,808
                                                                                         ------------               ------------

Machinery
   11,250                                   11,250  Tonros SA                                  46,866                     46,866
                                                                                         ------------               ------------

Medical Products
   3,400                                     3,400  Centerpulse                               567,124                    567,124
                                                                                         ------------               ------------

Medical-Drugs
   37,031                                   37,031  Actelion Ltd.                           1,343,595                  1,343,595
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Semiconductors
   26,250                                   26,250  Micronas Semiconductor                    827,202                    827,202
                                                    Holding AG                           ------------               ------------

                                                                                            4,856,776                  4,856,776
                                                                                         ------------               ------------
Taiwan
Networking
   300,000                                 300,000  Accton Technology Corp.                   516,312                    516,312
                                                                                         ------------               ------------

United Kingdom
Agricultural Biotechnology
   582,100                                 582,100  Sygen International PLC                   444,712                    444,712
                                                                                         ------------               ------------

Auto - Retail
   118,600                                 118,600  Vardy PLC                                 669,797                    669,797
                                                                                         ------------               ------------

Automotive
   96,700                                   96,700  Pendragon PLC                             456,939                    456,939
                                                                                         ------------               ------------

Broadcasting & Publishing
   157,000                                 157,000  HIT Entertainment PLC                     643,159                    643,159
                                                                                         ------------               ------------

Commercial Services
   95,900                                   95,900  Interserve PLC                            660,735                    660,735
                                                                                         ------------               ------------
   174,856                                 174,856  Nestor Healthcare Group                 1,252,040                  1,252,040
                                                                                         ------------               ------------

                                                                                            1,912,775                  1,912,775
                                                                                         ------------               ------------

Consumer Cyclicals
   235,500                                 235,500  Airtours PLC                              551,920                    551,920
                                                                                         ------------               ------------

Diversified Operations
   169,000                                 169,000  Bodycote International PLC                550,325                    550,325
                                                                                         ------------               ------------

Insurance
   630,933                                 630,933  Cox Insurance                             598,678                    598,678
                                                    Holdings PLC                         ------------               ------------

Printing & Publishing
   520,477                                 520,477  Future Network PLC                        438,333                    438,333
                                                                                         ------------               ------------


Retail
   516,508                                 516,508  Electronics Boutique PLC                  964,459                    964,459
                                                                                         ------------               ------------
   239,000                                 239,000  HMV Group PLC                             581,071                    581,071
                                                                                         ------------               ------------
   184,445                                 184,445  Wetherspoon PLC                           871,564                    871,564
                                                                                         ------------               ------------

                                                                                            2,417,094                  2,417,094
                                                                                         ------------               ------------

Retail - Home Furnishings
   88,700                                   88,700  DFS Furniture Co. PLC                     557,952                    557,952
                                                                                         ------------               ------------

Semiconductor Equipment
   31,939                                   31,939  Telemetrix PLC                             45,277                     45,277
                                                                                         ------------               ------------

Technology
   101,068                                 101,068  Eidos PLC                                 197,194                    197,194
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Television
   272,500                                 272,500  Chrysalis Group PLC                       926,280                    926,280
                                                                                         ------------               ------------

                                                                                           10,410,435                 10,410,435
                                                                                         ------------               ------------
United States
Advertising Agencies
   108,400                                 108,400  R.H. Donnelley Corp.                    3,031,948                  3,031,948
                                                                                         ------------               ------------

Advertising/Marketing
   89,500                                   89,500  Catalina Marketing Corp.                2,525,690                  2,525,690
   126,300                                 126,300  Getty Images, Inc.                      2,749,551                  2,749,551
   99,300                                   99,300  MSC Industrial Direct                   1,936,350                  1,936,350
                                                    Co. Class A                          ------------               ------------
                                                                                            7,211,591                  7,211,591
                                                                                         ------------               ------------

Aerospace
                            44,700          44,700  Titan Corp.                                            817,563       817,563
                                                                                                       -----------  ------------

Aerospace / Defense
   54,675                                   54,675  Alliant Techsystems, Inc.               3,488,265                  3,488,265
   12,000                   20,900          32,900  DRS Technologies, Inc.                    513,000      893,475     1,406,475
   22,200                                   22,200  Ducommun, Inc.                            582,528                    582,528
   171,000                                 171,000  United Defense                         3,933,000                  3,933,000
   14,000                                   14,000  Veridian Corp.                            317,800                    317,800
                                                                                         ------------               ------------

                                                                                            8,834,593      893,475     9,728,068
                                                                                         ------------  -----------  ------------
Agriculture
   67,400                                   67,400  Bunge Ltd.                              1,422,140                  1,422,140
   47,300                                   47,300  Delta & Pine Land Co.                     950,730                    950,730
                                                                                         ------------               ------------
                                                                                            2,372,870                  2,372,870
                                                                                         ------------               ------------
Aluminum
   53,000                                   53,000  Century Aluminum Co.                      789,170                    789,170
                                                                                         ------------               ------------

Apparel
   44,500                                   44,500  Coach, Inc.                             2,443,050                  2,443,050
   23,000                                   23,000  OshKosh B'Gosh, Inc.                    1,000,268                  1,000,268
   32,000                                   32,000  Skechers USA., Inc.                       691,520                    691,520
                                                                                         ------------               ------------

                                                                                            4,134,838                  4,134,838
                                                                                         ------------               ------------
Applications Software
   72,700                                   72,700  EPIQ Systems, Inc.                      1,237,354                  1,237,354
   93,100                                   93,100  J.D. Edwards & Co.                      1,131,165                  1,131,165
                                                                                         ------------               ------------

                                                                                            2,368,519                  2,368,519
                                                                                         ------------               ------------

Auction House - Art Dealer
   63,000                                   63,000  Ritchie Brothers Auctioneers, Inc.      1,966,230                  1,966,230
                                                                                         ------------               ------------

Auto & Auto Parts
   87,900                                   87,900  Collins & Aikman Corp.                    799,890                    799,890
   48,600                                   48,600  Donaldson Co., Inc.                     1,702,944                  1,702,944
   133,900                                 133,900  Gentex Corp.                            3,678,233                  3,678,233
   72,300                                   72,300  O'Reilly Automotive, Inc.               1,992,588                  1,992,588
   90,000                                   90,000  Terex Corp.                             2,024,100                  2,024,100
                                                                                         ------------               ------------

                                                                                           10,197,755                 10,197,755
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Auto - Retail
   14,000                                   14,000  Advance Auto Parts                        763,140                    763,140
   35,800                                   35,800  Aftermarket Technology                    687,360                    687,360
                            33,650          33,650  Copart, Inc.                                           546,140       546,140
   33,000                   42,877          75,877  United Auto Group,                        689,700      896,129     1,585,829
                                                                                         ------------  -----------  ------------

                                                                                            2,140,200    1,442,269     3,582,469
                                                                                         ------------  -----------  ------------
Automobile
   19,000                                   19,000  Group 1 Automotive,                       724,850                    724,850
   109,000                  31,800         140,800  Kroll, Inc.                             2,286,820      667,164     2,953,984
                                                                                         ------------  -----------  ------------

                                                                                            3,011,670      667,164     3,678,834
                                                                                         ------------  -----------  ------------

Automotive & Equipment
                            10,325          10,325  ArvinMeritor, Inc.                                     247,800       247,800
                             5,600           5,600  Circuit City Stores, Inc. -                            121,240       121,240
                                                    CarMax Group                                       -----------  ------------
                                                                                                           369,040       369,040
                                                                                                       -----------  ------------

Banking
   30,000                                   30,000  Bank of Hawaii Corp.                      840,000                    840,000
   125,700                                 125,700  BankAtlantic Bancorp,                   1,558,680                  1,558,680
                                                    Inc. Class A
   44,562                                   44,562  BOK Financial Corp.                     1,491,045                  1,491,045
   25,000                                   25,000  East-West Bancorp, Inc.                   863,000                    863,000
   45,900                                   45,900  Mid-State Bancshares                      885,870                    885,870
   22,400                                   22,400  New Century Financial Corp.               783,328                    783,328
                                                                                         ------------               ------------
                                                                                            6,421,923                  6,421,923
                                                                                         ------------               ------------

Building & Building  Supplies
                             8,300           8,300  Dominion Homes, Inc.                                   167,909       167,909
                             6,892           6,892  WCI Communities, Inc.                                  199,523       199,523
                            32,100          32,100  Willbros Group, Inc.                                   545,700       545,700
                                                                                                       -----------  ------------
                                                                                                           913,132       913,132
                                                                                                      ------------  ------------


Building & Construction
   18,900                                   18,900  Beazer Homes USA, Inc.                  1,512,000                  1,512,000
                                                                                         ------------               ------------


Building Products
   34,400                                   34,400  York International Corp.                1,162,376                  1,162,376
                                                                                         ------------               ------------


Business & Consumer Services
                             8,900           8,900  Costar Group, Inc.                                     182,717       182,717
                             9,900           9,900  DeVry, Inc.                                            226,116       226,116
                            13,400          13,400  Interactive Data Corp.                                 195,104       195,104
                            12,100          12,100  On Assignment, Inc.                                    215,380       215,380
                             4,200           4,200  Scan Source, Inc.                                      257,922       257,922
                                                                                                       -----------  ------------

                                                                                                         1,077,239     1,077,239
                                                                                                      ------------  ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Business Services
   48,900                    8,600          57,500  Corporate Executive                     1,674,825      294,550     1,969,375
                                                    Board Co.
   40,600                                   40,600  Dollar Thrifty Automotive               1,051,540                  1,051,540
                                                    Group, Inc.
   57,000                                   57,000  Maximus, Inc.                           1,806,900                  1,806,900
   67,800                                   67,800  MemberWorks, Inc.                       1,256,334                  1,256,334
   146,692                                 146,692  Modis Professional                      1,246,882                  1,246,882
                                                    Services, Inc.
   39,900                                   39,900  NCO Group, Inc.                           869,022                    869,022
   41,500                                   41,500  United Rentals, Inc.                      904,700                    904,700
                                                                                         ------------               ------------
                                                                                            8,810,203      294,550     9,104,753
                                                                                         ------------  -----------  ------------


Chemicals
   38,000                                   38,000  Ferro Corp.                             1,145,700                  1,145,700
   92,500                                   92,500  IMC Global, Inc.                        1,156,250                  1,156,250
   54,200                                   54,200  OM Group, Inc.                          3,360,400                  3,360,400
   107,300                                 107,300  PolyOne Corp.                           1,207,125                  1,207,125
                                                                                         ------------               ------------
                                                                                            6,869,475                  6,869,475
                                                                                         ------------               ------------

Chemicals & Allied Products
                             9,400           9,400  Symyx Technologies, Inc.                               130,848       130,848
                                                                                                       -----------  ------------


Commercial Services
   35,000                                   35,000  Coinstar, Inc.                            855,750                    855,750
   103,300                                 103,300  Omnicare, Inc.                          2,712,658                  2,712,658
                                                                                         ------------               ------------
                                                                                            3,568,408                  3,568,408
                                                                                         ------------               ------------

Communications
                            27,100          27,100  Anaren Microwave, Inc.                                 234,144       234,144
                           199,900         199,900  Covad Communications                                   235,882       235,882
                            14,900          14,900  Cox Radio, Inc.,                                       359,090       359,090
                                                    Class A
                            37,774          37,774  Entravision                                            462,732       462,732
                                                    Communications Corp.
                            40,600          40,600  Regent                                                 286,595       286,595
                                                    Communications, Inc.
                             6,256           6,256  Verisity Ltd.                                          108,479       108,479
                                                                                                       -----------  ------------

                                                                                                         1,686,922     1,686,922
                                                                                                       -----------  ------------

Communications & Media
   128,900                                 128,900  Emmis Communications                    2,731,391                  2,731,391
                                                    Corp. Class A
   15,000                   11,111          26,111  Entercom Communications                   688,500      509,995     1,198,495
                                                    Corp.
                            29,800          29,800  Foundry Networks, Inc.                                 209,494       209,494
   159,900                                 159,900  Harte-Hanks, Inc.                       3,285,945                  3,285,945
   22,000                   37,300          59,300  Radio One, Inc.                           327,140      554,651       881,791
                                                                                         ------------  -----------  ------------
                                                                                            7,032,976    1,274,140     8,307,116
                                                                                         ------------  -----------  ------------

Computer Service
   19,400                                   19,400  Adaptec, Inc.                             153,066                    153,066
   87,700                   13,000         100,700  Anteon International Corp.              2,217,056      328,640     2,545,696
   39,700                                   39,700  Cerner Corp.                            1,898,851                  1,898,851
   115,800                                 115,800  CIBER, Inc.                               839,550                    839,550
   10,000                                   10,000  Fidelity National                         240,000                    240,000
                                                    Information Solutions, Inc.
   31,600                                   31,600  MICROS Systems, Inc.                      875,636                    875,636
                             5,600           5,600  Secure Computing Corp.                                  42,280        42,280
   51,000                                   51,000  Tier Technologies, Inc.                   908,820                    908,820
                                                                                         ------------               ------------
                                                                                            7,132,979      370,920     7,503,899
                                                                                         ------------  -----------  ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Computer Software
   41,000                    9,900          50,900  Activision, Inc.                        1,191,460      287,694     1,479,154
   138,200                                 138,200  Citrix Systems, Inc.                      834,728                    834,728
   59,900                                   59,900  Concerto Software, Inc.                   377,370                    377,370
   181,500                                 181,500  Dendrite International, Inc.            1,755,105                  1,755,105
   37,500                                   37,500  Hutchinson Technology, Inc.               586,500                    586,500
   38,200                                   38,200  Imation Corp.                           1,136,832                  1,136,832
   51,200                                   51,200  Inter-Tel, Inc.                           876,032                    876,032
   34,000                    3,200          37,200  JDA Software Group, Inc.                  960,840       90,432     1,051,272
   76,200                                   76,200  Keane, Inc.                               944,880                    944,880
   41,800                                   41,800  Mantech International                   1,002,782                  1,002,782
                                                    Corp. Class A
                             2,800           2,800  Renanissance Learning, Inc.                             56,616       56,616
   109,900                                 109,900  Scientific Games Corp.                    872,606                    872,606
   172,800                                 172,800  Take-Two Interactive                    3,557,952                  3,557,952
                                                    Software, Inc.

   124,200                                 124,200  THQ, Inc.                               3,703,644                  3,703,644
                                                                                         ------------               ------------
                                                                                           17,800,731      434,742    18,235,473
                                                                                         ------------  -----------  ------------

Computers
                            20,900          20,900  McDATA Corp., Class B                                  186,010       186,010
                           203,500         203,500  Redback Networks, Inc.                                 364,265       364,265
                           108,754         108,754  Silicon Graphics, Inc.                                 319,737       319,737
                             9,800           9,800  Virage Logic Corp.                                     127,596       127,596
                                                                                                       -----------  ------------
                                                                                                           997,608       997,608
                                                                                                       -----------  ------------

Construction & Housing
   22,000                                   22,000  Ryland Group, Inc.                      1,094,500                  1,094,500
   25,500                                   25,500  Simpson Manufacturing                   1,456,815                  1,456,815
                                                    Co., Inc.                           ------------               ------------
                                                                                            2,551,315                  2,551,315
                                                                                         ------------               ------------

Consulting Services
   55,000                    5,400          60,400  FTI Consulting                          1,925,550      189,054     2,114,604
                                                                                         ------------  -----------  ------------

Consumer Durables
   12,000                                   12,000  Harman International                      591,000                    591,000
                                                    Industries, Inc.                     ------------               ------------



Consumer Goods & Services
   143,100                                 143,100  AptarGroup, Inc.                        4,400,325                  4,400,325
   115,700                                 115,700  Church & Dwight Co., Inc.               3,624,881                  3,624,881
   55,300                                   55,300  Dana Corp.                              1,024,709                  1,024,709
   28,300                                   28,300  International Flavors &                   919,467                    919,467
                                                    Fragrances, Inc.
   25,600                                   25,600  Lancaster Colony Corp.                    912,896                    912,896
   95,400                                   95,400  Matthews International                  2,227,590                  2,227,590
                                                    Corp. Class A
                            35,900          35,900  Oakley, Inc.                                           624,660       624,660
   25,900                                   25,900  Timberland Co. Class A                    927,738                    927,738
   76,400                                   76,400  Tower Automotive, Inc.                  1,065,780                  1,065,780
                                                                                         ------------               ------------
                                                                                           15,103,386      624,660    15,728,046
                                                                                         ------------  -----------  ------------

Consumer Products
   59,800                                   59,800  The Dial Corp.                          1,197,196                  1,197,196
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------


Containers
   15,600                                   15,600  Ball Corp.                                647,088                    647,088
   250,000                                 250,000  Crown Cork & Seal                       1,712,500                  1,712,500
                                                    Co., Inc.
   160,000                                 160,000  Ivex Packaging Corp.                    3,643,200                  3,643,200
   20,700                                   20,700  Temple-Inland, Inc.                     1,197,702                  1,197,702
                                                                                         ------------               ------------
                                                                                            7,200,490                  7,200,490
                                                                                         ------------               ------------

Containers - Metal/Glass
   18,164                                   18,164  Silgan Holdings, Inc.                     734,552                    734,552
                                                                                         ------------               ------------

Cosmetics
   65,100                                   65,100  Alberto-Culver Co.                      2,941,218                  2,941,218
                                                    Class A                              ------------               ------------

Data Processing & Reproduction
   108,800                                 108,800  Acxiom Corp.                            1,902,912                  1,902,912
   55,900                                   55,900  Factset Research                        1,664,143                  1,664,143
                                                    Systems, Inc.                        ------------               ------------
   60,750                                   60,750  Fair, Issac and Co., Inc.               1,996,852                  1,996,852
   46,300                                   46,300  Probusiness Services,                     674,545                    674,545
                                                                                         ------------               ------------
                                                                                            6,238,452                  6,238,452
                                                                                         ------------               ------------

Defense
                            20,700          20,700  United Industrial Corp.                                452,295       452,295
                                                                                                       -----------  ------------

Diagnostic Equipment
   70,200                                   70,200  Cholestech Corp.                          740,610                    740,610
                                                                                         ------------               ------------

Diversified Manufacturing Operations
   46,800                                   46,800  Crane Co.                               1,187,784                  1,187,784
                                                                                         ------------               ------------

Drugs
   72,000                                   72,000  American Pharmaceutical                   889,920                    889,920
                                                    Partners, Inc.
   45,200                                   45,200  NBTY, Inc.                                699,696                    699,696
                            33,900          33,900  Priority Healthcare Corp.,                             796,649       796,649
                                                    Series B
   105,000                                 105,000  Quidel Corp.                              710,850                    710,850
                                                                                         ------------               ------------

                                                                                            2,300,466      796,649     3,097,115
                                                                                         ------------  -----------  ------------

Drugs & Health Care
                             7,000           7,000  Atrix Laboratories, Inc.                               155,750       155,750
                            16,400          16,400  Cell Genesys, Inc.                                     221,220       221,220
                             8,700           8,700  Province Healthcare Co.                                194,532       194,532
                                                                                                       -----------  ------------
                                                                                                           571,502       571,502
                                                                                                       -----------  ------------

Education
   72,000                    9,800          81,800  Corinthian Colleges, Inc.               2,440,080      332,122     2,772,202
                             4,800           4,800  Education Management Corp.                             195,504       195,504
   99,800                                   99,800  ITT Educational Services, Inc.          2,175,640                  2,175,640
                                                                                         ------------               ------------
                                                                                            4,615,720      527,626     5,143,346
                                                                                         ------------  -----------  ------------

Electric Instruments
                             1,800           1,800  Merix Corp.                                             15,444        15,444
                                                                                                       -----------  ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Electric Integrated
   40,000                                   40,000  Black Hills Corp.                       1,384,400                  1,384,400
                                                                                         ------------               ------------


Electrical Equipment
   26,000                                   26,000  Ametek, Inc.                              968,500                    968,500
   27,100                                   27,100  Electro Scientific                        658,530                    658,530
                                                    Industries, Inc.
                            29,400          29,400  SIPEX Corp.                                            143,737       143,737
                                                                                                       -----------  ------------
                                                                                            1,627,030      143,737     1,770,767
                                                                                         ------------  -----------  ------------

Electronic Components/Instruments
   25,300                                   25,300  ESS Technology, Inc.                      443,762                    443,762
   20,700                                   20,700  Itron, Inc.                               542,961                    542,961
   20,000                                   20,000  Zoran Corp.                               458,200                    458,200
                                                                                         ------------               ------------
                                                                                            1,444,923                  1,444,923
                                                                                         ------------               ------------

Electronic  Equipment
   27,900                                   27,900  Engineered Support                      1,459,170                  1,459,170
                                                    Systems                              ------------               ------------

Electronics
   67,000                                   67,000  Actel Corp.                             1,408,340                  1,408,340
   130,000                  70,938         200,938  Aeroflex, Inc.                            903,500      493,019     1,396,519
                             6,600           6,600  Atmi, Inc.                                             147,642       147,642
   21,200                    3,200          24,400  Benchmark Electronics, Inc.               614,800       92,800       707,600
                            34,700          34,700  Cirrus Logic, Inc.                        259,903      259,903
   40,000                                   40,000  Compudyne Corp.                           623,200                    623,200
   96,000                                   96,000  Cree Research, Inc.                     1,270,080                  1,270,080
                            13,200          13,200  Exar Corp.                                             260,304       260,304
   41,100                                   41,100  Hubbell, Inc.                           1,403,565                  1,403,565
   135,000                                 135,000  Integrated Silicon                      1,204,200                  1,204,200

   195,300                                 195,300  Lam Research Corp.                      3,511,494                  3,511,494
   82,400                                   82,400  Lattice Semiconductor Corp.               720,176                    720,176
   16,000                                   16,000  MKS Instruments, Inc.                     321,120      321,120
                            27,100          27,100  Oak Technology, Inc.                                   122,763       122,763
   47,000                                   47,000  Omnivision Technologies, Inc.             674,450                    674,450
   78,500                                   78,500  Plexus Corp.                            1,420,850                  1,420,850
                            12,000          12,000  PLX Technology, Inc.                                    51,000        51,000
                            14,900          14,900  Power Integrations, Inc.                               266,695       266,695
   28,000                    7,300          35,300  Semtech Corp.                             747,600      194,910       942,510
   38,000                    4,100          42,100  Silicon Laboratories                    1,028,280      110,946     1,139,226
   23,000                                   23,000  Varian Semiconductor                      780,390                    780,390
                                                    Equipment Associates, Inc.           ------------               ------------
                                                                                           16,632,045    1,999,982    18,632,027
                                                                                         ------------  -----------  ------------


Energy Sources
   59,000                                   59,000  Headwaters, Inc.                          929,250                    929,250
   86,400                                   86,400  Maverick Tube Corp.                     1,296,000                  1,296,000
                                                                                         ------------               ------------
                                                                                            2,225,250                  2,225,250
                                                                                         ------------               ------------

Engineering
   43,500                                   43,500  Emcor Group, Inc.                       2,553,450                  2,553,450
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Engineering Services
   21,900                                   21,900  Jacobs Engineering                        761,682                    761,682
                                                    Group, Inc.                          ------------               ------------

Enterpise Software
                            44,313          44,313  Legato Systems, Inc.                                   159,527       159,527
                                                                                                       -----------  ------------

Entertainment

   98,000                                   98,000  Acclaim Entertainment, Inc.               345,940                    345,940
   17,000                                   17,000  Ameristar Casinos                         494,020                    494,020
   58,400                                   58,400  Vail Resorts, Inc.                        998,640                    998,640
                                                                                         ------------               ------------
                                                                                            1,838,600                  1,838,600
                                                                                         ------------               ------------


Entertainm        ent - Media

                            55,700          55,700  AMC Entertainment, Inc.                                790,940       790,940
                            56,204          56,204  Crown Media Holdings,                                  443,450       443,450
                                                    Inc.  Class A
                            34,200          34,200  Pinnacle Entertainment, Inc.                           363,546       363,546
                                                                                                       -----------  ------------
                                                                                                         1,597,936     1,597,936
                                                                                                      ------------  ------------


Financial
   26,500                                   26,500  Affiliated Managers Group, Inc.         1,629,750                  1,629,750
   40,000                                   40,000  Bank United Corp. Contigent                 3,600                      3,600
                                                    Payment Rights
   101,800                                 101,800  Banknorth Group, Inc.                   2,648,836                  2,648,836
   227,685                                 227,685  Checkfree Corp.                         3,560,993                  3,560,993
   36,000                                   36,000  City National Corp.                     1,935,000                  1,935,000
   56,100                                   56,100  Colonial Bancgroup, Inc.                  841,500                    841,500
   68,300                                   68,300  Community First                         1,781,947                  1,781,947
                                                    Bankshares, Inc.
   118,100                                 118,100  Cullen/Frost Bankers, Inc.              4,245,695                  4,245,695
   120,200                                 120,200  Digital Insight Corp.                   1,977,290                  1,977,290
   92,700                                   92,700  Financial Federal Corp.                 3,068,370                  3,068,370
   71,500                                   71,500  First Midwest Bancorp, Inc.             1,986,270                  1,986,270
   48,330                                   48,330  Hudson United Bancorp                   1,380,305                  1,380,305
   26,900                                   26,900  Legg Mason, Inc.                        1,327,246                  1,327,246
   28,400                                   28,400  M & T Bank Corp.                        2,435,584                  2,435,584
   142,475                                 142,475  New York Community                      3,861,073                  3,861,073
                                                    Bancorp, Inc.
   90,037                                   90,037  Sterling Bancshares, Inc.               1,329,846                  1,329,846
   18,000                                   18,000  TCF Financial Corp.                       883,800                    883,800
   19,800                                   19,800  Texas Regional Bancshares,                982,258                    982,258
                                                    Inc. Class A
                            18,500          18,500  UCBH Holdings, Inc.                                    703,185       703,185
   101,900                                 101,900  Webster Financial Corp.                 3,896,656                  3,896,656
   65,000                                   65,000  Westamerica Bankcorp.                   2,571,400                  2,571,400
                                                                                         ------------               ------------
                                                                                           42,347,419      703,185    43,050,604
                                                                                         ------------  -----------  ------------


Financial Services

   39,200                                   39,200  Downey Financial Corp.                  1,854,160                  1,854,160
   62,500                                   62,500  Protective Life Corp.                   2,068,750                  2,068,750
                                                                                         ------------               ------------
                                                                                            3,922,910                  3,922,910
                                                                                         ------------               ------------
Food & Beverage

   54,800                                   54,800  AFC Enterprises, Inc.                   1,712,500                  1,712,500
   129,000                  15,100         144,100  American Italian Pasta Co.              6,577,710      769,949     7,347,659
   70,000                                   70,000  Constellation Brands, Inc.              2,240,000                  2,240,000
   50,250                                   50,250  Darden Restaurants, Inc.                1,241,175                  1,241,175
   47,500                                   47,500  Dreyer's Grand Ice                      3,258,500                  3,258,500
                                                    Cream, Inc.
   38,600                                   38,600  Hormel Foods Corp.                        924,084                    924,084
   27,000                                   27,000  P.F. Chang's China                        848,340                    848,340
                                                    Bistro, Inc.
   110,000                                 110,000  Pepsiamericas, Inc.                     1,643,400                  1,643,400
   84,000                                   84,000  Ruddick Corp.                           1,424,640                  1,424,640
   115,000                                 115,000  Smithfield Foods, Inc.                  2,133,250                  2,133,250
   60,000                                   60,000  Sun International Hotels Ltd.           1,486,800                  1,486,800
   8,800                                     8,800  Whole Foods Market, Inc.                  424,336                    424,336
                                                                                         ------------               ------------
                                                                                           23,914,735      769,949    24,684,684
                                                                                         ------------  -----------  ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Food - Retail
   23,600                                   23,600  Great Atlantic & Pacific                 441,084                    441,084
                                                    Tea Co., Inc.                        ------------               ------------


Food Distribution Supermarkets & Wholesalers
   19,000                                   19,000  Green Mountain Coffee                     402,990                    402,990
   57,100                                   57,100  SUPERVALU, Inc.                         1,400,663                  1,400,663
                                                                                         ------------               ------------
                                                                                            1,803,653                  1,803,653
                                                                                         ------------               ------------

Gaming / Hotels
   81,500                                   81,500  Global Payment, Inc.                    2,424,625                  2,424,625
   36,700                                   36,700  Prime Hospitality Corp.                   476,733                    476,733
                                                                                         ------------               ------------
                                                                                            2,901,358                  2,901,358
                                                                                         ------------               ------------

Gold Mining
   35,000                                   35,000  Meridian Gold, Inc.                       561,750                    561,750
                                                                                         ------------               ------------

Health Services
   24,000                                   24,000  Immucor, Inc.                             563,280                    563,280
                                                                                         ------------               ------------

Healthcare
   115,000                                 115,000  American Health                         2,047,000                  2,047,000
                                                    Corp., Inc.
   162,600                                 162,600  Apria Healthcare Group, Inc.            3,642,239                  3,642,239
   200,000                                 200,000  Beverly Enterprises, Inc.               1,522,000                  1,522,000
   60,900                                   60,900  Caremark Rx, Inc.                       1,004,850                  1,004,850
   25,000                                   25,000  Charles River Laboratories                876,250                    876,250
                                                    International, Inc.
   24,000                                   24,000  Coventry Health Care, Inc.                682,080                    682,080
   19,800                                   19,800  Datascope Corp.                           547,272                    547,272
   80,000                                   80,000  Davita, Inc.                            1,904,000                  1,904,000
   70,350                                   70,350  Dentsply International, Inc.            2,596,619                  2,596,619
   24,000                                   24,000  Dianon Systems, Inc.                    1,282,080                  1,282,080
   70,600                                   70,600  Haemonetics Corp.                       2,061,520                  2,061,520
   67,900                                   67,900  Henry Schein, Inc.                      3,021,550                  3,021,550
   68,700                                   68,700  IDEXX Laboratories, Inc.                1,771,773                  1,771,773
   47,500                                   47,500  LifePoint Hospitals, Inc.               1,724,725                  1,724,725
   40,800                                   40,800  Medquist, Inc.                          1,086,096                  1,086,096
   93,500                                   93,500  Mentor Corp.                            3,432,292                  3,432,292
   55,000                                   55,000  Mid Atlantic Medical                    1,724,250                  1,724,250
                                                    Services, Inc.
   70,900                                   70,900  Patterson Dental Co.                    3,568,397                  3,568,397
                            22,800          22,800  Protein Design Labs, Inc.                              247,608       247,608
   33,200                                   33,200  Renal Care Group, Inc.                  1,034,180                  1,034,180
   64,000                                   64,000  Respironics, Inc.                       2,179,200                  2,179,200
   50,600                                   50,600  Serologicals Corp.                        925,474                    925,474
   67,500                                   67,500  United Surgical Partners                2,059,425                  2,059,425
                                                    International, Inc.
   267,200                                 267,200  VISX, Inc.                              2,912,480                  2,912,480
                                                                                         ------------               ------------
                                                                                           43,605,752      247,608    43,853,360
                                                                                         ------------  -----------  ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Home Furnishing
   28,000                                   28,000  La-Z-Boy, Inc.                            706,160                    706,160
                                                                                         ------------               ------------

Homebuilders
   34,000                                   34,000  KB Home                                 1,751,340                  1,751,340
   33,000                                   33,000  MDC Holdings, Inc.                      1,716,000                  1,716,000
                                                                                         ------------               ------------
                                                                                            3,467,340                  3,467,340
                                                                                         ------------               ------------

Hospital Management & Services
   51,500                                   51,500  Sierra Health Services, Inc.            1,151,025                  1,151,025
                                                                                         ------------               ------------


Household Furnishing & Appliances
   58,300                                   58,300  Furniture Brands                        1,763,575                  1,763,575
                                                    International, Inc.                  ------------               ------------


Human Resources
   40,000                                   40,000  Amn Healthcare Services, Inc.           1,400,400                  1,400,400


   6,000                     8,400          14,400  Hewitt Associates, Inc.                   139,800      195,720       335,520
                                                    Class A                              ------------  -----------  ------------
                                                                                            1,540,200      195,720     1,735,920
                                                                                         ------------  -----------  ------------

Industrial / Miscellaneous
   46,200                                   46,200  ABM Industries, Inc.                      802,032                    802,032
   42,500                                   42,500  Actuant Corp.                           1,753,125                  1,753,125
   125,000                                 125,000  Agnico-Eagle Mines Ltd.                 1,821,250                  1,821,250
   46,000                                   46,000  Brady Corp. Class A                     1,610,000                  1,610,000
   41,900                   10,900          52,800  Cognex Corp.                              840,095      218,545     1,058,640
                                                                                         ------------  -----------  ------------
                                                                                            6,826,502      218,545     7,045,047
                                                                                         ------------  -----------  ------------

Information Technology
                             5,600           5,600  SRA International, Inc.                                151,088       151,088
                                                    Class A                                            -----------  ------------

Instruments-Controls
    125,799                                 125,799  PerkinElmer, Inc.                       1,390,079                  1,390,079
                                                                                          ------------               ------------

Insurance
   33,000                                   33,000  American Medical Security                 790,350                    790,350
                                                    Group, Inc.
   150,900                                 150,900  Annuity and Life RE                     2,729,781                  2,729,781
                                                    (Holdings) Ltd.
   61,400                                   61,400  Aon Corp.                               1,810,072                  1,810,072
   93,100                                   93,100  Arch Capital Group                      2,620,765                  2,620,765
   133,600                                 133,600  Brown & Brown, Inc.                     4,208,400                  4,208,400
   32,500                                   32,500  Clark/Bardes Holdings, Inc.               742,300                    742,300
   14,400                                   14,400  Everest Reinsurance                       805,680                    805,680
                                                    Holdings, Inc.
   142,600                                 142,600  HCC Insurance Holdings, Inc.            3,757,510                  3,757,510
   96,800                                   96,800  Hilb, Rogal & Hamilton Co.              4,380,200                  4,380,200
   97,000                                   97,000  Horace Mann Educators Corp.             1,810,990                  1,810,990
   50,000                                   50,000  IPC Holdings Ltd.                       1,527,000                  1,527,000
   115,000                                 115,000  Max Re Capital Ltd.                     1,552,500                  1,552,500
   32,100                                   32,100  StanCorp Financial                      1,781,550                  1,781,550
                                                    Group, Inc.
   29,300                                   29,300  W. R.  Berkley Corp.                    1,611,500                  1,611,500
                                                                                         ------------               ------------
                                                                                           30,128,598                 30,128,598
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Internet Applications Software
   46,000                                   46,000  eResearch Technology, Inc.              1,164,720                  1,164,720
                           128,200         128,200  Inktomi Corp.                                          112,816       112,816
   90,000                                   90,000  Network Associates, Inc.                1,734,300                  1,734,300
                                                                                         ------------               ------------
                                                                                            2,899,020      112,816     3,011,836
                                                                                         ------------  -----------  ------------

Internet Services
   1                                             1  Riverstone Networks, Inc.                       3                          3
                                                                                         ------------               ------------

Investment Company
   75,846                                   75,846  MCG Capital Corp.                       1,267,387                  1,267,387
   112,500                                 112,500  Medallion Financial Corp.                 594,000                    594,000
                                                                                         ------------               ------------
                                                                                            1,861,387                  1,861,387
                                                                                         ------------               ------------

Machinery
   33,800                                   33,800  Joy Global, Inc.                          586,092                    586,092
                                                                                         ------------               ------------

Machinery & Capital Goods
   120,000                                 120,000  Circor International, Inc.              2,058,000                  2,058,000
   33,500                                  33,5000  Cummins Engine, Inc.                    1,108,850                  1,108,850
   56,600                                   56,600  Dionex Corp.                            1,516,314                  1,516,314
   40,100                                   40,100  Flowserve Corp.                         1,194,980                  1,194,980
   80,400                                   80,400  Gardner Denver, Inc.                    1,608,000                  1,608,000
                            46,400          46,400  Grant Prideco, Inc.                                    631,040       631,040
   52,800                                   52,800  IDEX Corp.                              1,768,800                  1,768,800
   88,800                                   88,800  Kaydon Corp.                            2,096,568                  2,096,568
   20,600                                   20,600  Manitowoc Co., Inc.                       731,094                    731,094
   47,900                                   47,900  Roper Industries, Inc.                  1,786,670                  1,786,670
   61,710                                   61,710  Zebra Technologies Corp.                2,975,656                  2,975,656
                                                                                         ------------               ------------
                                                                                           16,844,932      631,040    17,475,972
                                                                                         ------------  -----------  ------------

Machinery & Equipment
   17,000                                   17,000  Photon Dynamics, Inc.                     510,000                    510,000
                                                                                         ------------               ------------

Manufacturing
                             9,800           9,800  Applied Films Corp.                                    109,368       109,368
                                                                                                       -----------  ------------

Materials & Commodities
   55,000                                   55,000  Airgas, Inc.                              951,500                    951,500
   25,000                                   25,000  Mueller Industries, Inc.                  793,750                    793,750
                                                                                         ------------               ------------
                                                                                            1,745,250                  1,745,250
                                                                                         ------------               ------------

Medical & Medical  Services
                            15,000          15,000  Amerigroup Corp.                                       409,200       409,200
                            10,000          10,000  Eclipsys Corp.                                          65,590        65,590
                            14,500          14,500  Pain Therapeutics, Inc.                                121,220       121,220
                            19,400          19,400  Telik, Inc.                                            242,500       242,500
                                                                                                       -----------  ------------
                                                                                                           838,510       838,510
                                                                                                       -----------  ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Medical - Information Systems
   57,000                                   57,000  Computer Programs &                     1,227,210                  1,227,210
                                                    Systems, Inc.
   115,200                                 115,200  NDC Health Corp.                        3,214,080                  3,214,080
                            64,357          64,357  QuadraMed Corp.                                        449,855       449,855
   63,000                                   63,000  VitalWorks, Inc.                          516,600                    516,600
                                                                                         ------------               ------------
                                                                                            4,957,890      449,855     5,407,745
                                                                                         ------------  -----------  ------------


Medical Equipment & Services
                            12,675          12,675  Merit Medical Systems, Inc.                            260,471      260,471
                                                                                                       -----------  ------------


Medical Equipment & Supplies
   17,000                                   17,000  Advanced Neuromodulation                  518,500                    518,500
                                                    Systems
   85,000                                   85,000  STERIS Corp.                            1,624,350                  1,624,350
   80,000                                   80,000  Wright Medical Group, Inc.              1,612,800                  1,612,800
                                                                                         ------------               ------------
                                                                                            3,755,650                  3,755,650
                                                                                         ------------               ------------

Medical Instruments
   61,500                                   61,500  Conmed Corp.                            1,373,295                  1,373,295
   94,500                                   94,500  Impath, Inc.                            1,696,275                  1,696,275
   144,500                                 144,500  Urologix, Inc.                          1,848,155                  1,848,155
                                                                                         ------------               ------------
                                                                                            4,917,725                  4,917,725
                                                                                         ------------               ------------

Medical Products
   84,200                                   84,200  Affymetrix, Inc.                        2,019,958                  2,019,958
                            17,900          17,900  Covance, Inc.                                          335,625       335,625
   182,000                                 182,000  Gene Logic, Inc.                        2,548,000                  2,548,000
   17,000                                   17,000  ICU Medical, Inc.                         525,300                    525,300
   86,700                                   86,700  Owens & Minor, Inc.                     1,713,192                  1,713,192
                                                                                         ------------               ------------
                                                                                            6,806,450      335,625     7,142,075
                                                                                         ------------  -----------  ------------

Medical Providers
   48,800                   10,500          59,300  Amsurg Corp.                            1,281,488      275,730     1,557,218
   51,400                                   51,400  Community Health                        1,377,520                  1,377,520
                                                    Systems, Inc.
   18,000                                   18,000  Kindred Healthcare, Inc.                  803,340                    803,340
                                                                                         ------------               ------------
                                                                                            3,462,348      275,730     3,738,078
                                                                                         ------------  -----------  ------------

Medical-Drugs

   98,000                                   98,000  Bradley Pharmaceuticals, Inc.           1,303,400                  1,303,400
   52,000                                   52,000  D & K Healthcare Resources, Inc.        1,833,520                  1,833,520
   47,400                                   47,400  ICN Pharmaceuticals, Inc.               1,147,554                  1,147,554
   31,000                                   31,000  Sangstat Medical Corp.                    712,380                    712,380
                                                                                         ------------               ------------
                                                                                            4,996,854                  4,996,854
                                                                                         ------------               ------------

Metals
   80,700                                   80,700  Freeport-McMoan                         1,440,495                  1,440,495
                                                    Copper & Gold, Inc. Class B

   42,500                                   42,500  SPS Technologies, Inc.                  1,622,225                  1,622,225
                                                                                         ------------               ------------
                                                                                            3,062,720                  3,062,720
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Mortgage Reits
                            13,400          13,400  Anworth Mortgage Asset Corp.                           187,466       187,466
                                                                                                       -----------  ------------

Multi-Media
   59,000                    9,000          68,000  Cumulus Media, Inc.                       813,020      124,020       937,040
   179,000                                 179,000  Sinclair Broadcast Group,               2,584,581                  2,584,581
                                                    Inc. Class A                         ------------               ------------

                                                                                            3,397,601      124,020     3,521,621
                                                                                         ------------  -----------  ------------
Office Equipment & Supplies
   69,900                                   69,900  United Stationers, Inc.                 2,124,960                  2,124,960
   138,700                                 138,700  Wallace Computer                        2,982,050                  2,982,050
                                                    Services, Inc.                       ------------               ------------
                                                                                            5,107,010                  5,107,010
                                                                                         ------------               ------------

Office Systems
                            40,100          40,100  Moore Corp., Ltd.                                      460,348       460,348
                                                                                                       -----------  ------------

Oil & Gas
   16,390                                   16,390  Apache Corp.                              942,097                    942,097
   107,500                                 107,500  Cabot Oil & Gas Corp.                   2,456,375                  2,456,375
                                                    Class A
   94,500                                   94,500  FMC Technologies, Inc.                  1,961,820                  1,961,820
   62,000                                   62,000  Global Industries Ltd.                    433,380                    433,380
   15,300                                   15,300  Helmerich & Payne, Inc.                   546,516                    546,516
   188,500                                 188,500  Key Energy Services, Inc.               1,979,250                  1,979,250
   260,000                                 260,000  Meridian Resource Corp.                   967,200                    967,200
   92,052                                   92,052  National-Oilwell, Inc.                  1,937,695                  1,937,695
   38,250                                   38,250  New Jersey Resources Corp.              1,141,763                  1,141,763
   125,200                                 125,200  Newfield Exploration Co.                4,653,683                  4,653,683
   80,100                                   80,100  Oceaneering International, Inc.         2,162,700                  2,162,700
   43,500                                   43,500  Offshore Logistics, Inc.                1,039,215                  1,039,215
   52,600                   49,500         102,100  Patterson-UTI Energy, Inc.              1,484,898    1,397,385     2,882,283
   183,700                                 183,700  Pride Intl, Inc.                        2,876,742                  2,876,742
   59,500                                   59,500  Questar Corp.                           1,469,650                  1,469,650
   39,000                   36,400          75,400  Rowan Cos., Inc.                          836,550      780,780     1,617,330
   17,000                                   17,000  Smith International, Inc.               1,159,230                  1,159,230
   46,400                                   46,400  Swift Energy Co.                          732,656                    732,656
   165,000                                 165,000  Ultra Petroleum Corp.                   1,252,350                  1,252,350
   150,000                                 150,000  Unit Corp.                              2,602,500                  2,602,500
   31,100                    7,200          38,300  Varco International, Inc.                 545,494      126,288       671,782
   182,700                                 182,700  Xto Energy, Inc.                        3,763,620                  3,763,620
                                                                                         ------------               ------------
                                                                                           36,945,384    2,304,453    39,249,837
                                                                                         ------------  -----------  ------------

Oil & Gas Services
   38,800                   17,200          56,000  Cal Dive International, Inc.              853,600      378,400     1,232,000
                            18,711          18,711  Evergreen Resources, Inc.                              795,218       795,218
                            25,600          25,600  Tom Brown, Inc.                                        725,760       725,760
                                                                                                       -----------  ------------
                                                                                              853,600    1,899,378     2,752,978
                                                                                         ------------  -----------  ------------

Oil and Gas Exploration Services
   10,600                                   10,600  Western Gas Resources, Inc.               396,440                    396,440
                                                                                         ------------               ------------

Oil Comp - Exploration & Production
   270,000                                 270,000  Petroquest Energy, Inc.                 1,503,900                  1,503,900


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Paint, Varnishes, Enamels
   68,400                                   68,400  RPM, Inc.                               1,043,100                  1,043,100
   22,600                                   22,600  Valspar Corp.                           1,020,164                  1,020,164
                                                                                         ------------               ------------
                                                                                            2,063,264                  2,063,264
                                                                                         ------------               ------------

Paper  Products
   22,000                                   22,000  Bowater, Inc.                           1,196,140                  1,196,140
   130,000                                 130,000  Pope & Talbot, Inc.                     2,434,900                  2,434,900
                                                                                         ------------               ------------
                                                                                            3,631,040                  3,631,040
                                                                                         ------------               ------------


Pharmaceuticals
                             3,500           3,500  Accredo Health, Inc.                                   161,490       161,490
                            12,400          12,400  Connetics Corp.                                        160,196       160,196
   53,500                                   53,500  Duane Reade, Inc.                       1,821,675                  1,821,675
                             8,800           8,800  First Horizon Pharmaceutical                           182,072       182,072
                                                    Corp.
                             6,000           6,000  Medicis Pharmaceutical                                 256,560       256,560
                             8,200           8,200  OSI Pharmaceuticals, Inc.                              196,964       196,964
                                                    Corp. Class A
                            13,100          13,100  Pharmaceutical Product                                 345,054       345,054
                                                    Development, Inc.
   127,500                                 127,500  SICOR, Inc.                             2,363,850                  2,363,850
   12,000                                   12,000  Transkaryotic Therapy, Inc.               432,600                    432,600
                                                                                         ------------               ------------
                                                                                            4,618,125    1,302,336     5,920,461
                                                                                         ------------  -----------  ------------

Physical Therapy - Rehabilitation Centers
   16,000                                   16,000  U.S. Physical Therapy, Inc.               324,960                    324,960
                                                                                         ------------               ------------

Pollution Control
   26,900                                   26,900  Ionics, Inc.                              652,325                    652,325
                                                                                         ------------               ------------

Power Conversion/Supply Equipment
                            11,100          11,100  Wilson Greatbatch                                      282,828       282,828
                                                    Technologies, Inc.                                 -----------  ------------

Printing & Publishing
   35,900                                   35,900  Lee Enterprises, Inc.                   1,256,500                  1,256,500
   26,000                                   26,000  Proquest Co.                              923,000                    923,000
   43,400                                   43,400  R.R. Donnelley & Sons Co.               1,195,670                  1,195,670
   104,700                                 104,700  Valassis Communications, Inc.           3,821,550                  3,821,550
                                                                                         ------------               ------------
                                                                                            7,196,720                  7,196,720
                                                                                         ------------               ------------

Radio
   65,000                                   65,000  Talk America Holdings, Inc.               268,450                    268,450
                                                                                         ------------               ------------

Real Estate Investment Trust
   107,919                                 107,919  Anthracite Capital, Inc.                1,429,927                  1,429,927
   36,800                                   36,800  CBL & Associates                        1,490,400                  1,490,400
                                                    Properties, Inc.
   58,100                                   58,100  Developers Diversified                  1,307,250                  1,307,250
                                                    Realty Corp.
   56,600                                   56,600  FBR Asset Investment Corp.              1,887,610                  1,887,610
   43,500                                   43,500  Jones Lang LaSalle, Inc.                1,074,450                  1,074,450
   34,900                                   34,900  Liberty Property Trust                  1,221,500                  1,221,500
   57,600                                   57,600  Mack-Cali Realty Corp.                  2,024,640                  2,024,640
                                                                                         ------------               ------------
                                                                                           10,435,777                 10,435,777
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Recreational Vehicles
   16,000                                   16,000  Winnebago Industries, Inc.                704,000                    704,000
                                                                                         ------------               ------------

Restaurants
   35,050                                   35,050  Brinker International, Inc.             1,112,838                  1,112,838
   70,200                                   70,200  CEC Entertainment, Inc.                 2,899,260                  2,899,260
   39,600                                   39,600  IHOP Corp.                              1,166,220                  1,166,220
   50,000                                   50,000  Ruby Tuesday, Inc.                        970,000                    970,000
                                                                                         ------------               ------------
                                                                                            6,148,318                  6,148,318
                                                                                         ------------               ------------

Restaurants - Casual
                            10,300          10,300  California Pizza Kitchen, Inc.                         255,440       255,440
                            15,400          15,400  Landry's Seafood                                       392,854       392,854
                                                    Restaurants, Inc.                                  -----------  ------------
                                                                                                           648,294       648,294
                                                                                                       -----------  ------------


Retail
   21,900                    7,500          58,800  AnnTaylor Stores Corp.                    556,041      190,425       746,466
   61,900                                   61,900  Big Lots, Inc.                          1,218,192                  1,218,192
   35,000                                   35,000  Christopher & Banks Corp.               1,480,500                  1,480,500
   158,200                                 158,200  Claire's Stores, Inc.                   3,622,780                  3,622,780
   56,000                                   56,000  CSK Auto Corp.                            780,640                    780,640
   55,200                                   55,200  Dress Barn, Inc.                          853,944                    853,944
                            14,400          14,400  Foot Locker, Inc.                                      208,080       208,080
                            13,300          13,300  Galyan's Trading Co.                                   296,058       296,058
   61,000                   35,700          96,700  Hot Topic, Inc.                         1,629,310      953,547     2,582,857
   15,000                                   15,000  J. Jill Group, Inc.                       569,250                    569,250
   92,700                                   92,700  Linen 'n Things, Inc.                   3,041,487                  3,041,487
   51,400                                   51,400  Men's Wearhouse, Inc.                   1,310,700                  1,310,700
   36,600                                   36,600  Micheal Stores, Inc.                    1,427,400                  1,427,400
   37,000                                   37,000  Movie Gallery                             781,440                    781,440
   44,000                                   44,000  Panera Bread Co.                        1,529,000                  1,529,000
   38,400                                   38,400  Payless ShoeSource, Inc.                2,213,760                  2,213,760
   28,100                                   28,100  Pier 1 Imports, Inc.                      590,100                    590,100
   50,600                                   50,600  Quiksilver, Inc.                        1,254,880                  1,254,880
   24,000                                   24,000  ShopKo Stores, Inc.                       484,800                    484,800
   29,000                                   29,000  Tuesday Morning Corp.                     538,240                    538,240
   35,000                    5,700          40,700  Ultimate Electronics, Inc.                906,850      147,687     1,054,537
   49,000                                   49,000  Urban Outfitters                        1,701,280                  1,701,280
                                                                                         ------------               ------------
                                                                                           26,490,594    1,795,797    28,286,391
                                                                                         ------------  -----------  ------------


Retail-Bookstore
   16,200                                   16,200  Barnes & Noble, Inc.                      428,166                    428,166
                                                                                         ------------               ------------

Retail Merchandising
                            50,900          50,900  1-800-Flowers.Com, Inc.                                568,044       568,044
                            12,200          12,200  Charlotte Russe Holding, Inc.                          272,426       272,426
                            97,200          97,200  Designs, Inc.                                          657,947       657,947
                            49,900          49,900  Hollywood Entertainment Corp.                        1,031,932     1,031,932
                            60,591          60,591  The Finish Line, Inc. Class A                        1,085,790     1,085,790
                            29,895          29,895  West Marine, Inc.                                      381,460       381,460
                                                                                                       -----------  ------------
                                                                                                         3,997,599     3,997,599
                                                                                                       -----------  ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Schools
   34,000                    8,300          42,300  Career Education Corp.                  1,530,000      373,500     1,903,500
                                                                                         ------------  -----------  ------------

Semiconductor Production
                             4,500           4,500  Brooks-PRI Automation, Inc.                            115,020       115,020
                            12,500          12,500  Helix Technology Corp.                                 257,500       257,500
                             9,500           9,500  Microsemi Corp.                                         62,700        62,700
                            20,200          20,200  Pericom Semiconductor Corp.                            234,118       234,118
                            29,500          29,500  Silicon Image, Inc.                                    180,540       180,540
                                                                                                       -----------  ------------
                                                                                                           849,878       849,878
                                                                                                       -----------  ------------

Semiconductor Equipment
   91,000                   21,400         112,400  Entegris, Inc.                          1,328,600      312,440     1,641,040
   37,300                                   37,300  Fairchild Semiconductor                   906,390                    906,390
                                                    International Corp. Class A
   75,000                                   75,000  Mykrolis Corp.                            885,750                    885,750
   22,100                                   22,100  Novellus Systems                          751,400                    751,400
                                                                                         ------------               ------------
                                                                                            3,872,140      312,440     4,184,580
                                                                                         ------------  -----------  ------------

Semiconductors

   57,100                                   57,100  Cypress Semiconductor Corp.               866,778                    866,778
   98,500                                   98,500  Integrated Circuit Systems              1,988,715                  1,988,715
   39,000                                   39,000  Osi Systems, Inc.                         773,370                    773,370
                                                                                         ------------               ------------
                                                                                            3,628,863                  3,628,863
                                                                                         ------------               ------------

Software
                             5,100           5,100  Embarcadero Technologies, Inc.                          31,518        31,518
                            50,100          50,100  Kana Software, Inc.                                    200,400       200,400
                             3,300           3,300  PDF Solutions, Inc.                                     24,123        24,123
                            69,415          69,415  United Online, Inc.                                    834,368       834,368
                                                                                                       -----------  ------------
                                                                                                         1,090,409     1,090,409
                                                                                                       -----------  ------------


Software  & Computer Services
   36,000                                   36,000  Practiceworks, Inc.                       664,200                    664,200
                                                                                         ------------               ------------


Steel
   41,500                                   41,500  Carpenter Technology Corp.              1,195,615                  1,195,615
   60,000                                   60,000  Reliance Steel &                        1,830,000                  1,830,000
                                                    Aluminum Co.
   50,000                                   50,000  Shaw Group, Inc.                        1,535,000                  1,535,000
   52,000                                   52,000  Steel Dynamics                            856,440                    856,440
                                                                                         ------------               ------------
                                                                                            5,417,055                  5,417,055
                                                                                         ------------               ------------

Supercond uctor Products and Systems
    130,100                                 130,100  Intermagnetics General Corp.           2,628,020                  2,628,020
                                                                                         ------------               ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Technology

   38,800                                   38,800  Black Box Corp.                         1,580,324                  1,580,324
   53,700                    7,000          60,700  CACI International, Inc.                2,050,803      267,330     2,318,133
  116,900                                  116,900  Electronics For Imaging, Inc.           1,859,879                  1,859,879
   58,900                                   58,900  Intergraph Corp.                        1,027,228                  1,027,228
   33,000                                   33,000  Kemet Corp.                               589,380                    589,380
                                                                                         ------------               ------------
                                                                                            7,107,614      267,330     7,374,944
                                                                                         ------------  -----------  ------------

Telecommunication Equipment
   194,100                                 194,100  Advanced Fibre                          3,210,414                  3,210,414
                                                    Communications, Inc.
   38,700                                   38,700  Harris Corp.                            1,402,488                  1,402,488
   152,900                                 152,900  Tekelec                                 1,227,787                  1,227,787
   61,500                                   61,500  Tollgrade Communications, Inc.            902,205                    902,205
   44,000                                   44,000  UTStarcom, Inc.                           887,480                    887,480
   35,200                                   35,200  West Corp.                                776,512                    776,512
                                                                                         ------------               ------------
                                                                                            8,406,886                  8,406,886
                                                                                         ------------               ------------

Telecommunications
   98,000                                   98,000  PTEK Holdings, Inc.                       566,440                    566,440
                                                                                         ------------               ------------

Textile Manufacturing
   14,030                    6,300          20,330  Mohawk Industries Co.                     863,266      387,639     1,250,905
                                                                                         ------------  -----------  ------------

Tire & Rubber
   164,500                                 164,500  Cooper Tire & Rubber Co.                3,380,475                  3,380,475
                                                                                         ------------               ------------

Toys
   79,700                                   79,700  Hasbro, Inc.                            1,080,732                  1,080,732
                                                                                         ------------               ------------

Transportation
                            11,600          11,600  Atlantic Coast Airlines                                251,720       251,720
                                                    Holdings, Inc.
   60,000                    6,700          66,700  Forward Air Corp.                       1,966,800      219,626     2,186,426
   165,000                                 165,000  Frontline Ltd.                          1,574,100                  1,574,100
   43,200                                   43,200  Genesee & Wyoming,                       974,592                    974,592
                                                    Class A
   85,000                                   85,000  Heartland Express, Inc.                 2,034,050                  2,034,050
   43,000                                   43,000  J.B. Hunt Transport                     1,269,360                  1,269,360
                                                    Services, Inc.
   128,600                                 128,600  Kansas City Southern                    2,186,200                  2,186,200
                                                    Industries, Inc.
   30,000                                   30,000  Knight Transportation, Inc.               695,700                    695,700
   49,200                   14,100          63,300  SkyWest, Inc.                           1,150,788      329,799     1,480,587
   38,200                                   38,200  Tidewater, Inc.                         1,257,544                  1,257,544
   79,900                                   79,900  Wabtec Corp.                            1,138,575                  1,138,575
   46,200                                   46,200  Yellow Corp.                            1,496,880                  1,496,880
                                                                                         ------------               ------------
                                                                                           15,744,589      801,145    16,545,734
                                                                                         ------------  -----------  ------------

Utilities
   20,850                                   20,850  American States Water Co.                 552,525                    552,525
   80,000                                   80,000  Arch Coal, Inc.                         1,816,800                  1,816,800
   29,700                                   29,700  NSTAR                                   1,329,966                  1,329,966
   150,000                                 150,000  Power-One, Inc.                           933,000                    933,000
   73,500                                   73,500  UniSource Energy Corp.                  1,367,100                  1,367,100
   70,600                                   70,600  Wisconsin Energy Corp.                  1,784,062                  1,784,062
                                                                                         ------------               ------------
                                                                                            7,783,453                  7,783,453
                                                                                         ------------               ------------
                                                                                          580,905,892   40,832,394   621,738,286
                                                                                         ------------  -----------  ------------


                                                                                                                     PROFORMA
                                       PROFORMA                                            FUND 1        FUND 2      COMBINED
    FUND 1             FUND 2          COMBINED                                            MARKET        MARKET       MARKET
    SHARES             SHARES           SHARES             SECURITY DESCRIPTION           VALUE ($)     VALUE ($)    VALUE ($)
----------------  ----------------  --------------  -----------------------------------  ------------  -----------  ------------

Total Common Stocks                                                                       673,916,455   40,947,730   714,864,185
                                                                                         ------------  -----------  ------------

MONEY MARKET

                           476,406         476,406  One Group Prime Money                                  476,406       476,406
                                                    Market Fund Institutional Shares                   -----------  ------------


Total Short-Term Investments                                                                               476,406       476,406
                                                                                                       -----------  ------------

U.S. GOVERNMENT OBLIGATIONS

U.S. Treasury Bills
   1,870,000                             1,870,000  1.62%-1.65%, 07/05/02                  1,869,567                  1,869,567
   2,203,000                             2,203,000  1.65%, 07/11/02                        2,201,889                  2,201,889
                                                                                         ------------               ------------
                                                                                            4,071,456                  4,071,456
                                                                                         ------------               ------------
Total U.S. Government Obligations                                                           4,071,456                  4,071,456
                                                                                         ------------               ------------

COMMERCIAL PAPER
   3,142,000                             3,142,000  Johnson Controls, Inc.,                 3,141,819                  3,141,819
                                                    2.07%, 07/01/02                      ------------               ------------

Total Commercial Paper                                                                      3,141,819                  3,141,819
                                                                                         ------------               ------------

REPURCHASE AGREEMENT

   32,266,969                           32,266,969  Fifth Third Bank, 1.86%,               32,266,969                 32,266,969
                                                                                         ------------               ------------
                                                    dated 06/28/02,
                                                    due 07/01/02, repurchase
                                                    price $32,271,970
                                                    (Fully collateralized by
                                                    Freddie Mac Strip, FNMB
                                                    securities, & Fannie Mae
                                                    securities.)

Total Repurchase Agreement                                                                 32,266,969                 32,266,969
                                                                                         ------------               ------------


TOTAL  (A) (COST $671,072,704; $45,983,921 AND $717,056,625, RESPECTIVELY)                713,396,699   41,424,136   754,820,835
                                                                                          ===========   ==========   ===========
-------------------------
(a)  Cost for federal income tax and financial reporting purposes differs from value by net unrealized appreciation
(depreciation) of securities.

ADR       American Depositary Receipt
CV        Convertible
FNMB      Federal National Mortgage Bank
GDR       Global Depositary Receipt
STRIP     Separate Trading of Registered Interest and
          Principal

See notes to financial statements.

                                                   GVIT SMALL CAP VALUE FUND
                                              MS ALL PRO SMALL CAP VALUE PORTFOLIO
                                    PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                         AS OF 6/30/02
                                                          (UNAUDITED)


                                                                       MS ALL PRO SMALL
                                                     GVIT SMALL CAP       CAP VALUE        PRO FORMA             PRO FORMA
                                                       VALUE FUND         PORTFOLIO       ADJUSTMENTS        COMBINED (NOTE 1)
                                                    ----------------  ------------------  ------------       ------------------
ASSETS:
Investment, at value
(cost $711,561,881; $48,659,393 and $760,221,274;   $   619,063,074   $      51,242,514   $          -       $     670,305,588
   respectively)
Repurchase agreements, at cost                           43,918,508                   -              -              43,918,508
                                                    ----------------  ------------------  ------------       ------------------
    Total Investments                                   662,981,582          51,242,514              -             714,224,096
Cash                                                              -           1,133,381              -               1,133,381
Interest and dividends receivable                           663,782              40,359              -                 704,141
Receivable for investments sold                           2,875,262             121,742              -               2,997,004
Receivable from Advisor                                           -               2,082              -                   2,082
Deferred organizational costs                                   320                   -              -                     320
Prepaid expenses and other assets                             4,210                 740              -                   4,950
                                                    ----------------  ------------------  ------------       ------------------
    Total Assets                                        666,525,156          52,540,818              -             719,065,974
                                                    ----------------  ------------------  ------------       ------------------

LIABILITIES:
Payable for investments purchased                         7,479,177              44,630              -               7,523,807
Accrued expenses and other payables:
  Investment advisory fees                                  488,624              38,224              -                 526,848
  Fund administration fees                                   37,097              12,852              -                  49,949
  Distribution fees                                              29                   -              -                      29
  Administrative servicing fees                              82,553                   -              -                  82,553
  Other                                                      54,770              23,769              -                  78,539
                                                    ----------------  ------------------  ------------       ------------------
    Total Liabilities                                     8,142,250             119,475              -               8,261,725
                                                    ----------------  ------------------  ------------       ------------------
NET ASSETS                                          $   658,382,906   $      52,421,343   $          -       $     710,804,249
                                                    ================  ==================  ============       ==================
REPRESENTED BY:
Capital                                             $   767,805,459   $      47,434,425   $          -       $     815,239,884
Accumulated net investment income (loss)                   (234,139)             (3,849)             -                (237,988)
Accumulated net realized gains (losses) from            (16,689,607)          2,407,646              -             (14,281,961)
  investment transactions
Net unrealized appreciation (depreciation) on           (92,498,807)          2,583,121              -             (89,915,686)
   investments                                      ----------------  ------------------  ------------       ------------------
NET ASSETS                                          $   658,382,906   $      52,421,343   $          -       $     710,804,249
                                                    ================  ==================  ============       ==================

NET ASSETS:
Class I Shares                                      $   658,127,439   $               -   $          -       $     658,127,439
Class II Shares                                             252,450                   -              -                 252,450
Class III Shares                                              3,017                   -              -                   3,017
Class IV Shares (a)                                               -          52,421,343              -              52,421,343
                                                    ----------------  ------------------  ------------       ------------------
    Total                                           $   658,382,906   $      52,421,343   $          -       $     710,804,249
                                                    ================  ==================  ============       ==================

SHARES OUTSTANDING (unlimited number of
    shares authorized):
Class I Shares                                           74,196,537                   -              -              74,196,537
Class II Shares                                              28,463                   -              -                  28,463
Class III Shares                                                340                   -              -                     340
Class IV Shares (a)                                               -           5,252,855        657,105  (b)          5,909,960
                                                    ----------------  ------------------  ------------       ------------------
    Total                                                74,225,340           5,252,855        657,105              80,135,300
                                                    ================  ==================  ============       ==================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                      $          8.87   $               -   $          -       $            8.87
                                                    ================  ==================  ============       ==================
Class II Shares                                     $          8.87   $               -   $          -       $            8.87
                                                    ================  ==================  ============       ==================
Class III Shares                                    $          8.88   $               -   $          -       $            8.88
                                                    ================  ==================  ============       ==================
Class IV Shares (a)                                 $             -   $            9.98   $          -       $            8.87
                                                    ================  ==================  ============       ==================

--------------------------------
*  Not subject to a front-end sales charge.

(a) Represents the class to which Market Street shares will be invested upon the Reorganization.  Currently Market Street
    Portfolios offer only one class of shares.
(b) Shares adjusted to reflect the purchase into GVIT Acquiring Fund at Class I shares net asset value.

                                                    GVIT SMALL CAP VALUE FUND
                                              MS ALL PRO SMALL CAP VALUE PORTFOLIO
                                          PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                                  FOR THE PERIOD ENDED 06/30/02
                                                           (UNAUDITED)


                                                    GVIT Small            MS All Pro
                                                    Cap Value              SMALL CAP        PRO FORMA             PRO FORMA
                                                       FUND             VALUE PORTFOLIO    ADJUSTMENTS        COMBINED (NOTE 1)
                                                  --------------       -----------------  -------------       ------------------
INVESTMENT INCOME:
Interest income                                   $   1,054,815        $         40,190   $          -        $       1,095,005
Dividend income (net of foreign tax withholding
  tax of $6,643; $1,669; $8,312; respectively)        5,780,947                 466,532              -                6,247,479
                                                  --------------       -----------------  -------------       ------------------
    Total Income                                      6,835,762                 506,722              -                7,342,484
                                                  --------------       -----------------  -------------       ------------------

EXPENSES:
  Investment advisory fees                            5,483,262                 370,333          9,250   (a)          5,862,845
  Fund administration and transfer agent fees           424,845                  73,325        (75,906)  (a)            422,264
  Audit fees                                             31,124                   2,709         (2,709)  (b)             31,124
  Custodian fees                                        110,932                  25,145        (78,449)  (a)             57,628
  Insurance fees                                          4,779                     746           (746)  (b)              4,779
  Legal fees                                             33,563                  19,534        (19,534)  (b)             33,563
  Printing expenses                                      20,932                   6,866         (6,866)  (b)             20,932
  Trustees' fees                                         16,858                   1,331         (1,331)  (b)             16,858
  Distribution fees Class II Shares                          35                       -              -                       35
  Administrative servicing fees Class I Shares          972,465                       -              -                  972,465
  Administrative servicing fees Class IV Shares               -                       -         61,740   (c)             61,740
  Other                                                   6,765                   1,168         (1,168)  (b)              6,765
                                                  --------------       -----------------  -------------       ------------------
    Total expenses before waived or
      reimbursed expenses                             7,105,560                 501,157       (115,719)               7,490,998
Expenses waived or reimbursed                          (248,389)  (d)           (48,528)       115,719                 (181,198)(d)
                                                  --------------       -----------------  -------------       ------------------
    Total Expenses                                    6,857,171                 452,629              -                7,309,800
                                                  --------------       -----------------  -------------       ------------------
NET INVESTMENT INCOME (LOSS)                            (21,409)                 54,093              -                   32,684
                                                  --------------       -----------------  -------------       ------------------

REALIZED/UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
    transactions                                    (11,486,477)              3,308,455              -               (8,178,022)
Net change in unrealized appreciation/
    depreciation on investments                     (91,489,299)             (1,755,364)             -              (93,244,663)
                                                  --------------       -----------------  -------------       ------------------
Net realized /unrealized gains (losses) on
    investments                                    (102,975,776)              1,553,091              -             (101,422,685)
                                                  --------------       -----------------  -------------       ------------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $(102,997,185)       $      1,607,184   $          -        $    (101,390,001)
                                                  ==============       =================  =============       ==================

--------------------------------

(a) Change based on assumption that current GVIT fee structure for these fees would have been in place during the period.
(b) Reduced to reflect duplication of expenses by Market Street Portfolios.
(c) Reflects the Administrative Service fee that will be applicable to Class IV shares upon the completion of the
    Reorganization.
(d) Reflects a voluntary waiver/reimbursement during the period, but which is not in effect at the end of the period.

GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------

COMMON STOCK
Advertising Agencies
134,500               16,975     151,475  R. H. Donnelley Corp.                         3,761,965      474,791     4,236,756
                                                                                     ------------  -----------  ------------

Aerospace & Defense
36,400                            36,400  Veridian Corp.                                  826,280                    826,280
29,850                            29,850  Alliant Techsystems, Inc.                     1,904,430                  1,904,430
269,500               58,000     327,500  BE Aerospace, Inc.                            3,552,010      764,440     4,316,450
386,400                          386,400  Loral Space & Communications Ltd.               382,536                    382,536
                                                                                     ------------               ------------

                                                                                        6,665,256      764,440     7,429,696
                                                                                     ------------  -----------  ------------

Agricultural Commodities/Milling
112,800               35,100     147,900  Delta Pine & Land Co.                         2,267,280      705,510     2,972,790
                                                                                     ------------  -----------  ------------

Agricultural Operations Domestic
169,400                          169,400  Bunge Ltd.                                    3,574,340                  3,574,340
                                                                                     ------------               ------------

Air Freight/Couriers
220,900                          220,900  Atlas Air, Inc.                                 817,330                    817,330
                                                                                     ------------               ------------

Air Transport
                      33,450      33,450  EGL, Inc.                                                    567,312       567,312
124,100                          124,100  SkyWest, Inc.                                 2,902,699                  2,902,699
                                                                                     ------------               ------------
                                                                                        2,902,699      567,312     3,470,011
                                                                                     ------------  -----------  ------------

Alternative Power Generation
793,100                          793,100  Calpine Corp.                                 5,575,493                  5,575,493
                                                                                     ------------               ------------

Apparel
                      13,575      13,575  Kellwood Co.                                                 441,187       441,187
                      22,725      22,725  Unifi, Inc.                                                  247,703       247,703
                                                                                                   -----------  ------------
                                                                                                       688,890       688,890
                                                                                                   -----------  ------------


Apparel/Footwear Retail
7,000                 16,375      23,375  Footstar, Inc.                                  171,290      400,696       571,986
                                                                                     ------------  -----------  ------------

Auto Parts / After Market
91,400                            91,400  Aftermarket Technology Corp.                  1,754,880                  1,754,880
                                                                                     ------------               ------------

Auto Parts: OEM
316,800                          316,800  Collins & Aikman Corp.                        2,882,880                  2,882,880
283,200                          283,200  Dana Corp.                                    5,247,696                  5,247,696
189,400                          189,400  Visteon Corp.                                 2,689,480                  2,689,480
                                                                                     ------------               ------------

                                                                                       10,820,056                 10,820,056
                                                                                     ------------               ------------

Automotive & Equipment
                      36,350      36,350  Speedway Motorsports, Inc.                                   924,381       924,381
                                                                                                   -----------  ------------

Automotive Aftermarket
268,300                          268,300  Cooper Tire & Rubber Co.                      5,513,565                  5,513,565
                                                                                     ------------               ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Banks
                      35,675      35,675  Bank of Hawaii Corp.                                         998,900       998,900
                      25,000      25,000  Colonial BancGroup, Inc.                                     375,000       375,000
                      38,125      38,125  Commercial Federal Corp.                                   1,105,625     1,105,625
                       7,450       7,450  First Financial Bancorp                                      145,797       145,797
                      34,400      34,400  Local Financial Corp.                                        561,064       561,064
                                                                                                   -----------  ------------

                                                                                                     3,186,386     3,186,386
                                                                                                   -----------  ------------

Banks: Outside New York City
325,400                          325,400  Bankatlantic Bancorp, Inc.                    4,034,960                  4,034,960
116,070                          116,070  BOK Financial Corp.                           3,883,702                  3,883,702
170,400                          170,400  Community First Bankshares, Inc.              4,445,736                  4,445,736
121,300                          121,300  Hudson United Bancorp                         3,464,328                  3,464,328
                                                                                     ------------               ------------
                                                                                       15,828,726                 15,828,726
                                                                                     ------------               ------------


Biotechnology
193,400                          193,400  Bio-Technology General Corp.                  1,162,334                  1,162,334
164,400                          164,400  Invitrogen Corp.                              5,262,444                  5,262,444
                                                                                     ------------               ------------
                                                                                        6,424,778                  6,424,778
                                                                                     ------------               ------------


Broadcasting
                      15,825      15,825  Bowne & Co., Inc.                                            233,261       233,261
175,000                          175,000  Cumulus Media, Inc.                                        2,411,500     2,411,500
                     129,600     129,600  Emmis Communications Corp.                                 2,746,224     2,746,224
                      63,975      63,975  Hollinger International, Inc.                                767,700       767,700
54,800                            54,800  Young Broadcasting, Inc.                        974,344                    974,344
                                                                                     ------------               ------------
                                                                                        6,132,068    1,000,961     7,133,029
                                                                                     ------------               ------------

Building & Building Supplies
                      24,200      24,200  Clayton Homes, Inc.                                          382,360       382,360
                      22,800      22,800  NCI Building Systems, Inc.                                   405,840       405,840
                      34,200      34,200  Texas Industries, Inc.                                     1,076,958     1,076,958
180,700               17,100     197,800  York International Corp.                      6,105,853      577,809     6,683,662
                                                                                     ------------  -----------  ------------
                                                                                        6,105,853    2,442,967     8,548,820
                                                                                     ------------  -----------  ------------


Business & Consumer Services
                      22,700      22,700  CSG Systems International, Inc.                              434,478       434,478
                      21,800      21,800  Maximus, Inc.                                                691,060       691,060
                      39,100      39,100  Wallace Computer                                             840,649       840,649
                                                                                                   -----------  ------------
                                          Services, Inc.                                             1,966,187     1,966,187
                                                                                                   -----------  ------------


Business Services
                      14,500      14,500  CDI Corp.                                                    471,975       471,975
100,500                          100,500  NCO Group, Inc.                               2,188,890                  2,188,890
                      29,575      29,575  Pittston Brink's Group                                       709,800       709,800
                                                                                                   -----------  ------------
                                                                                        2,188,890    1,181,775     3,370,665
                                                                                     ------------  -----------  ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Capital Goods
                      25,800      25,800  Crane Co.                                                    654,804       654,804
                      11,200      11,200  Precision Castparts Corp.                                    369,600       369,600
                      19,600      19,600  Snap-On, Inc.                                                581,924       581,924
                                                                                                   -----------  ------------
                                                                                                     1,606,328     1,606,328
                                                                                                   -----------  ------------


Casino Services
286,300                          286,300  Scientific Games Corp.                        2,273,222                  2,273,222
                                                                                     ------------               ------------


Chemicals
                      31,375      31,375  Tredegar Industries, Inc.                                    757,706       757,706
                                                                                                   -----------  ------------

Chemicals & Allied Products
                      19,800      19,800  Albemarle Corp.                                              608,850       608,850
                      50,700      50,700  Crompton Corp.                                               646,425       646,425
                      54,250      54,250  Cytec Industries, Inc.                                     1,705,619     1,705,619
                      47,825      47,825  Millennium Chemicals, Inc.                                   671,941       671,941
                      27,100      27,100  Spartech Corp.                                               737,933       737,933
                                                                                                   -----------  ------------
                                                                                                     4,370,768     4.370,768
                                                                                                   -----------  ------------


Chemicals - Specialty
64,100                            64,100  FMC Corp.                                     1,933,897                  1,933,897
450,700                          450,700  PolyOne Corp.                                 5,070,375                  5,070,375
                                                                                     ------------               ------------
                                                                                        7,004,272                  7,004,272
                                                                                     ------------               ------------


Chemicals: Agricultural
256,590                          256,590  Agrium, Inc.                                  2,411,946                  2,411,946
503,900                          503,900  IMC Global, Inc.                              6,298,750                  6,298,750
                                                                                     ------------               ------------
                                                                                        8,710,696                  8,710,696
                                                                                     ------------               ------------


Coal
113,100                          113,100  Arch Coal, Inc.                               2,568,501                  2,568,501
351,800               20,300     372,100  Massey Energy Co.                             4,467,860      257,810     4,725,670
                                                                                     ------------  -----------  ------------
                                                                                        7,036,361      257,810     7,294,171
                                                                                     ------------  -----------  ------------


Communications Technology
94,700                            94,700  Harris Corp.                                  3,431,928                  3,431,928
                                                                                     ------------               ------------


Computer Communications
208,600                          208,600                                 3COM Corp.       917,840                    917,840
347,500                          347,500  Avaya, Inc.                                   1,720,125                  1,720,125
802,002                          802,002  Riverstone Networks,  Inc.                    2,510,266                  2,510,266
                                                                                     ------------               ------------
                                                                                        5,148,231                  5,148,231
                                                                                     ------------               ------------


Computer Equipment
48,800                            48,800  Adaptec, Inc.                                   385,032                    385,032
                      70,300      70,300  Gateway, Inc.                                                312,132       312,132
133,300                          133,300  Inter-Tel, Inc.                               2,280,763                  2,280,763
100,000                          100,000  Take-Two Interactive                          2,059,000                  2,059,000
                                                                                     ------------               ------------
                                          Software, Inc.
                                                                                        4,724,795      312,132     5,036,927
                                                                                     ------------  -----------  ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Computer Peripherals
365,885                          365,885  Avid Technology, Inc.                         3,388,095                  3,388,095
246,800                          246,800  Infocus Corp.                                 2,907,304                  2,907,304
                                                                                     ------------               ------------
                                                                                        6,295,399                  6,295,399
                                                                                     ------------               ------------


Computer Services / Software & Systems
123,700                          123,700  Hutchinson Technology, Inc.                   1,934,668                  1,934,668
241,200                          241,200  J.D. Edwards & Co.                            2,930,580                  2,930,580
58,800                            58,800  THQ, Inc.                                     1,753,416                  1,753,416
                                                                                     ------------               ------------
                                                                                        6,618,664                  6,618,664
                                                                                     ------------               ------------


Computer Software & Services
                       9,200       9,200  Black Box Corp.                                              374,716       374,716
                       9,200       9,200  Progress Software Corp.                                      135,783       135,783
                                                                                                   -----------  ------------
                                                                                                       510,499       510,499
                                                                                                   -----------  ------------


Construction & Building Materials
56,700                            56,700  Jacobs Engineering Group, Inc.                1,972,026                  1,972,026
                                                                                     ------------               ------------


Consumer Products
150,700                          150,700  Dial Corp. (The)                              3,017,014                  3,017,014
80,000                            80,000  International Flavors & Fragrances, Inc.      2,599,200                  2,599,200
67,600                            67,600  Timberland Co. (The)                          2,421,432                  2,421,432
                                                                                     ------------               ------------
                                                                                        8,037,646                  8,037,646
                                                                                     ------------               ------------


Consumer Services
                      19,600      19,600  Banta Corp.                                                  703,640       703,640
                                                                                                   -----------  ------------


Consumer Sundries
180,900               46,975     227,875  American Greetings Corp.                      3,013,794      782,603     3,796,397
                                                                                     ------------  -----------  ------------


Containers - Metal and Glass
45,804                            45,804  Silgan Holdings, Inc.                         1,852,314                  1,852,314
                                                                                     ------------               ------------


Containers / Paper and Plastic
39,300                            39,300  Ball Corp.                                    1,630,164                  1,630,164
58,000                            58,000  Temple-Inland, Inc.                           3,355,880                  3,355,880
                                                                                     ------------               ------------
                                                                                        4,986,044                  4,986,044
                                                                                     ------------               ------------


Containers/Packaging
157,370                          157,370  Intertape Polymer Group, Inc.                 1,827,066                  1,827,066
                                                                                     ------------               ------------


Contract Drilling
1,033,700                      1,033,700  Parker Drilling Co.                           3,380,199                  3,380,199
128,900                          128,900  Patterson-UTI Energy, Inc.                    3,638,847                  3,638,847
4,100                              4,100  Pride International, Inc.                        64,206                     64,206
                                                                                     ------------               ------------
                                                                                        7,083,252                  7,083,252
                                                                                     ------------               ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Data Processing Services
192,360                          192,360  eFunds Corp.                                  1,825,304                  1,825,304
                                                                                     ------------               ------------


Drugstrore Chains
1,445,300                      1,445,300  Rite Aid Corp.                                3,396,455                  3,396,455
                                                                                     ------------               ------------


Electric and Electronic Equipment
64,500                            64,500  ESS Technology, Inc.                          1,131,330                  1,131,330
138,500                          138,500  Lam Research Corp.                            2,490,230                  2,490,230
                                                                                     ------------               ------------
                                                                                        3,621,560                  3,621,560
                                                                                     ------------               ------------


Electric Services
                      23,500      23,500  Vectren, Inc.                                                589,850       589,850
                     -------  ----------                                                           -----------  ------------


Electronic Components
273,680                          273,680  Artesyn Technologies, Inc.                    1,773,720                  1,773,720
294,200               13,900     308,100  CTS Corp.                                     3,542,168      167,356     3,709,524
654,700                          654,700  Read Rite Corp.                                 314,256                    314,256
                                                                                     ------------               ------------
                                                                                        5,630,144      167,356     5,797,500
                                                                                     ------------  -----------  ------------


Electronic Equipment/Instruments
249,400                          249,400  Gemstar-TV Guide International, Inc.          1,344,266                  1,344,266
343,500                          343,500  PerkinElmer, Inc.                             3,795,675                  3,795,675
134,100                          134,100  Symbol Technologies, Inc.                     1,139,850                  1,139,850
                                                                                     ------------               ------------
                                                                                        6,279,791                  6,279,791
                                                                                     ------------               ------------


Electronic Production Equipment
122,200               28,300     150,500  Credence Systems Corp.                        2,171,494      502,891     2,674,385
67,500                            67,500  DuPont Photomasks, Inc.                       2,192,400                  2,192,400
527,100                          527,100  Mattson Technology, Inc.                      2,435,202                  2,435,202
                                                                                     ------------               ------------
                                                                                        6,799,096      502,891     7,301,987
                                                                                     ------------  -----------  ------------


Electronics
                      20,800      20,800  KEMET Corp.                                                  371,488       371,488
                                                                                                   -----------  ------------


Electronics Distributors
277,800                          277,800  MCSi, Inc.                                    3,122,194                  3,122,194
                                                                                     ------------               ------------


Electronics/Appliances
725,300                          725,300  SONICblue, Inc.                                 747,059                    747,059
                                                                                     ------------               ------------


Electronics: Semi-Conductors / Components
143,200                          143,200  Cypress Semiconductor Corp.                   2,173,776                  2,173,776
105,500                          105,500  Fairchild Semiconductor Corp.                 2,563,650                  2,563,650
                                                                                     ------------               ------------
                                                                                        4,737,426                  4,737,426
                                                                                     ------------               ------------


Engineering & Construction
117,600               42,000     169,600  Dycom Industries, Inc.                        1,374,744      490,980     1,865,724
504,000                          504,000  MasTec, Inc.                                  3,709,440                  3,709,440
                                                                                     ------------               ------------
                                                                                        5,084,184      490,980     5,575,164
                                                                                     ------------  -----------  ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Entertainment
                      28,075      28,075  Gaylord Entertainment                                        619,054       619,054
                                                                                                   -----------  ------------


Environmental Services
180,350                          180,350  Tetra Technology, Inc.                        2,651,145                  2,651,145
                                                                                     ------------               ------------


Finance
                      15,700      15,700  American Financial Holdings, Inc.                            469,744       469,744
                      14,300      14,300  FirstFed Financial Corp.                                     414,700       414,700
                      28,100      28,100  Waypoint Financial Corp.                                     549,355       549,355
                                                                                                   -----------  ------------
                                                                                                     1,433,799     1,433,799
                                                                                                   -----------  ------------


Financial Services
69,000                            69,000  Affiliated Managers Group, Inc.               4,243,500                  4,243,500
98,200                            98,200  Downey Financial Corp.                        4,644,860                  4,644,860
                                                                                     ------------               ------------

                                                                                        8,888,360                  8,888,360
                                                                                     ------------               ------------


Financial Services
93,700                            93,700  City National Corp.                           5,036,375                  5,036,375
67,800                            67,800  Legg Mason, Inc.                              3,345,252                  3,345,252
197,602                          197,602  MCG Capital Corp.                             3,301,929                  3,301,929
58,200                            58,200  New Century Financial Corp.                   2,035,254                  2,035,254
                      27,300      27,300  Sovereign Bancorp, Inc.                         408,135                    408,135
126,600                          126,600  Webster Financial Corp.                       4,841,184                  4,841,184
                                                                                     ------------               ------------

                                                                                       18,559,994      408,135    18,968,129
                                                                                     ------------  -----------  ------------


Food Distributors
327,500                          327,500  Fleming Cos., Inc.                            5,944,125                  5,944,125
                                                                                     ------------               ------------


Foods
98,500                            98,500  Hormel Foods Corp.                            2,358,090                  2,358,090
                      12,000      12,000  Sensient Technologies Corp.                                  273,120       273,120
                                                                                                   -----------  ------------

                                                                                        2,358,090      273,120     2,631,210
                                                                                     ------------  -----------  ------------


Gold Ores
237,600                          237,600  Freeport-McMoan Copper & Gold, Inc.           4,241,160                  4,241,160
                                                                                     ------------               ------------


Healthcare
185,100                          185,100  American Pharmaceutical Partners              2,287,836                  2,287,836
129,000                          129,000  Community Health Systems, Inc.                3,457,200                  3,457,200
159,900                          159,900  CONMED Corp.                                  3,570,567                  3,570,567
                       8,800       8,800  Datascope Corp.                                              243,232       243,232
123,200                          123,200  ICN Pharmaceuticals, Inc.                     2,982,672                  2,982,672
103,100                          103,100  MedQuist, Inc.                                2,744,522                  2,744,522
117,000                          117,000  NBTY, Inc.                                    1,811,160                  1,811,160
                      39,375      39,375  VISX, Inc.                                                   429,188       429,188
                                                                                                   -----------  ------------

                                                                                       16,853,957      672,420    17,526,377
                                                                                     ------------  -----------  ------------


Healthcare Management Services
152,700                          152,700  Caremark Rx, Inc.                             2,519,550                  2,519,550
                                                                                     ------------               ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Homebuilding
273,400              128,300     401,700  Champion Enterprises                          1,536,508      721,046     2,257,554
                                                                                     ------------  -----------  ------------


Hospital/Nursing Management
317,400                          317,400  Beverly Enterprises, Inc.                     2,415,414                  2,415,414
                                                                                     ------------               ------------


Human Resources
368,041               76,200     888,482  MPS Group, Inc.                               3,128,349      647,700     3,776,049
                                                                                     ------------  -----------  ------------


Identification Control & Filter Devices
111,500                          111,500  Hubbell, Inc. Class B                         3,807,725                  3,807,725
                                                                                     ------------               ------------


Industrial Machinery
159,200                          159,200  Flowserve Corp.                               4,744,160                  4,744,160
                                                                                     ------------               ------------


Industrial Specialties
353,100                          353,100  Graftech International                        4,343,130                  4,343,130
                                                                                     ------------               ------------


Information Technology Services
313,100                          313,100  RSA Security, Inc.                            1,506,011                  1,506,011
                                                                                     ------------               ------------


Insurance
                      15,500      15,500  ProAssurance Corp.                                           272,800       272,800
                      15,900      15,900  Stewart Information Services Corp.                           326,745       326,745
                                                                                                   -----------  ------------

                                                                                                       599,545       599,545
                                                                                                   -----------  ------------


Insurance / Property & Casualty
37,400                            37,400  Everest Re Group Ltd.                         2,092,530                  2,092,530
                                                                                     ------------               ------------


Insurance: Multi-Line
80,500                            80,500  StanCorp Financial Group , Inc.,              4,467,750                  4,467,750
                                                                                     ------------               ------------


Internet
116,300                          116,300  Checkfree Corp.                               1,818,932                  1,818,932
                                                                                     ------------               ------------


Internet Software/Services
596,300                          596,300  Art Technology Group, Inc.                      602,263                    602,263

427,900               72,925   1,001,650  EarthLink, Inc.                               2,875,488      490,056     3,365,544
                                                                                     ------------  -----------  ------------

                                                                                        3,477,751      490,056     3,967,807
                                                                                     ------------  -----------  ------------


Investment Advisory Services
                      38,015      38,015  Waddell & Reed Financial                                     871,304       871,304
                                                                                                   -----------  ------------


Investment Banks/Brokers
257,700                          257,700  Ameritrade Holding Corp. Class A              1,185,420                  1,185,420
659,700                          659,700  E*TRADE Group, Inc.                           3,601,962                  3,601,962
364,500                          364,500  Knight Trading Group, Inc.                    1,909,980                  1,909,980
                                                                                     ------------               ------------

                                                                                        6,697,362                  6,697,362
                                                                                     ------------               ------------


Leisure Products
                      42,275      42,275  Callaway Golf Co.                                            669,636       669,636
                                                                                                   -----------  ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Life and Health Insurance
                      35,225      35,225  Phoenix Co., Inc.                                            646,379       646,379
                                                                                                   -----------  ------------


Machinery
95,900                            95,900  Imation Corp.                                 2,853,984                  2,853,984
86,800                            86,800  Intermagnetics General Corp.                  1,753,360                  1,753,360
86,400                38,300     124,700  Joy Global, Inc.                              1,498,176      664,122     2,162,298
53,400                            53,400  Manitowoc Co., Inc. (The)                     1,895,166                  1,895,166
                                                                                     ------------               ------------

                                                                                        8,000,686      664,122     8,664,808
                                                                                     ------------  -----------  ------------


Machinery / Engines
84,000                            84,000  Cummins, Inc.                                 2,780,400                  2,780,400
                                                                                     ------------               ------------


Managed Health Care
321,200                          321,200  Magellan Health Services, Inc.                  321,200                    321,200


Manufacturing
                      50,675      50,675  Actuity Brands, Inc.                                         922,284       922,284
                      36,375      36,375  Belden, Inc.                                                 758,055       758,055
                      20,725      20,725  Brady Corp. Class A                                          725,375       725,375
                      12,600      12,600  Clarcor, Inc.                                                398,790       398,790
                      18,100      18,100  HON Industries, Inc.                                         492,682       492,682
                      29,800      29,800  JLG Industries, Inc.                                         418,094       418,094
                       6,737       6,737  National Service Industries, Inc.                             60,633        60,633
                       8,750       8,750  Quanex Corp.                                                 382,375       382,375
                      15,500      15,500  Rayonier, Inc.                                               761,515       761,515
                       5,650       5,650  SPS Technologies, Inc.                                       215,661       215,661
195,000                          195,000  Tower Automotive, Inc.                        2,720,250                  2,720,250
                                                                                     ------------               ------------

                                                                                        2,720,250    5,135,464     7,855,714
                                                                                     ------------  -----------  ------------

Manufacturing Equipment
                      17,425      17,425  Paxar Corp.                                                  291,869       291,869
                                                                                                   -----------  ------------


Manufacturing industries, n.e.c.
                      30,875      30,875  Blyth Industries, Inc.                                       963,918       963,918
                                                                                                   -----------  ------------


Marine Shipping
293,040                          293,040  Stolt-Nielsen-ADR                             4,102,560                  4,102,560
                                                                                     ------------               ------------


Medical
                      22,850      22,850  Edwards Lifesciences Corp.                                   530,120       530,120
                                                                                                   -----------  ------------


Medical & Dental Instruments & Supplies
225,300                          225,300  Owens & Minor, Inc.                           4,451,928                  4,451,928
131,000                          131,000  Serologicals Corp.                            2,395,990                  2,395,990
                                                                                     ------------               ------------

                                                                                        6,847,918                  6,847,918
                                                                                     ------------               ------------


Medical Equipment & Supplies
                         164         164  Del Global Technologies Corp.                                    604           604
                      61,525      61,525  Dendrite International, Inc.                                 594,947       594,947
                      34,525      34,525  Haemonetics Corp.                                          1,008,129     1,008,129
                                                                                                   -----------  ------------

                                                                                                     1,603,680     1,603,680
                                                                                                   -----------  ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Medical Information Systems
149,350                          149,350  Computer Programs & Systems, Inc.             3,215,506                  3,215,506

106,800                          106,800  NDCHealth Corp.                               2,979,720                  2,979,720
                                                                                     ------------               ------------

                                                                                        6,195,226                  6,195,226
                                                                                     ------------               ------------

Medical Specialties
231,350                          231,350  Bausch & Lomb, Inc.                           7,831,198                  7,831,198
239,600                          239,600  Cytyc Corp.                                   1,825,752                  1,825,752
                                                                                     ------------               ------------

                                                                                        9,656,950                  9,656,950
                                                                                     ------------               ------------



Medical/Nursing Services
Domestic
89,800                15,700     105,500  RehabCare Group, Inc.                         2,157,894      377,271     2,535,165
                                                                                     ------------  -----------  ------------


Metal Fabrication
113,200                          113,200  Wolverine Tube, Inc.                            854,660                    854,660
                                                                                     ------------               ------------


Metal Processors
135,200                          135,200  Century Aluminum Co.                          2,013,128                  2,013,128
                                                                                     ------------               ------------


Miscellaneous Commercial Services
313,300                          313,300  Smartforce PLC - ADR                          1,065,220                  1,065,220
430,880                          430,880  DiamondCluster International, Inc.            2,576,662                  2,576,662
                                                                                     ------------               ------------

                                                                                        3,641,882                  3,641,882
                                                                                     ------------               ------------


Multimedia
198,300                          198,300  Sinclair Broadcast Group, Inc.                2,863,254                  2,863,254
                                                                                     ------------               ------------


Oil & Gas
                      10,350      10,350  Forest Oil Corp.                                             294,251       294,251
                      17,300      17,300  Noble Energy, Inc.                                           623,665       623,665
27,800                            27,800  Western Gas Resources, Inc.                   1,039,720                  1,039,720
                                                                                     ------------               ------------

                                                                                        1,039,720      917,916     1,957,636
                                                                                     ------------  -----------  ------------


Oil / Crude Producers
115,200                          115,200  Newfield Exploration Co.                      4,281,984                  4,281,984
                                                                                     ------------               ------------


Oil Refining/Marketing
46,900                            46,900  Sunoco, Inc.                                  1,671,047                  1,671,047
614,100                          614,100  Tesoro Petroleum Corp.                        4,759,275                  4,759,275
                                                                                     ------------               ------------

                                                                                        6,430,322                  6,430,322
                                                                                     ------------               ------------


Oilfield Services/Equipment
365,500                          365,500  Global Industries Ltd.                        2,554,845                  2,554,845
294,800                          294,800  Grant Prideco, Inc.                           4,009,280                  4,009,280
75,100                            75,100  Horizon Offshore, Inc.                          633,844                    633,844
819,055                          819,055  Key Energy Services, Inc.                     8,600,077                  8,600,077
449,500                          449,500  Petroleum Geo-Services ASA-ADR                1,618,200                  1,618,200
152,200                          152,200  Tidewater, Inc.                               5,010,424                  5,010,424
466,700                          466,700  Trico Marine Services, Inc.                   3,168,893                  3,168,893
189,000                          189,000  Veritas DGC, Inc.                             2,381,400                  2,381,400
                                                                                     ------------               ------------
                                                                                       27,976,963                 27,976,963
                                                                                     ------------               ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Other Consumer Services
56,500                            56,500  HomeStore.com, Inc.                              81,360                     81,360
990,200                          990,200  Service Corp.                                 4,782,666                  4,782,666

4,864,026                      4,864,026


Packaged Software
508,900                          508,900  i2 Technologies, Inc.                           753,172                    753,172
446,400                          446,400  IONA Technologies PLC- ADR                    2,365,563                  2,365,563
501,030                          501,030  Legato Systems, Inc.                          1,803,708                  1,803,708
169,800                          169,800  Macromedia, Inc.                              1,506,126                  1,506,126
302,400                          302,400  Manugistics Group, Inc.                       1,847,664                  1,847,664
145,500                          145,500  MRO Software, Inc.                            1,655,790                  1,655,790
1,200,800                      1,200,800  Parametric Technology Corp.                   4,297,663                  4,297,663
                                                                                     ------------               ------------

                                                                                       14,229,686                 14,229,686
                                                                                     ------------               ------------


Paints & Coatings
54,900                            54,900  Valspar Corp.                                 2,478,186                  2,478,186
                                                                                     ------------               ------------


Paper
57,100                            57,100  Bowater, Inc.                                 3,104,527                  3,104,527
                                                                                     ------------               ------------


                      48,700      48,700  Buckeye Technologies, Inc.                                   477,260       477,260
                                                                                                   -----------  ------------


Personnel Services
137,900                          137,900  Kforce.com, Inc.                                820,505                    820,505
219,100                          219,100  Spherion Corp.                                2,607,290                  2,607,290
                                                                                     ------------               ------------

                                                                                        3,427,795                  3,427,795
                                                                                     ------------               ------------


Pharmaceuticals: Generic
297,475                          297,475  Alpharma, Inc. Class A                        5,051,126                  5,051,126
348,700                          348,700  IVAX Corp.                                    3,765,960                  3,765,960
34,700                            34,700  Watson Pharmaceutical, Inc.                     876,869                    876,869
                                                                                     ------------               ------------

                                                                                        9,693,955                  9,693,955
                                                                                     ------------               ------------


Pharmaceuticals: Other
170,300                          170,300  Shire Pharmaceuticals Group PLC               4,395,443                  4,395,443
                                                                                     ------------               ------------


Publishing / Miscellaneous
118,700                          118,700  Donnelley (R.R.) & Sons Co.                   3,270,185                  3,270,185
90,000                            90,000  Lee Enterprises, Inc.                         3,150,000                  3,150,000
                                                                                     ------------               ------------

                                                                                        6,420,185                  6,420,185
                                                                                     ------------               ------------


Publishing: Books/Magazines
212,200                          212,200  Readers Digest Association, Inc.              3,974,506                  3,974,506
                                                                                     ------------               ------------


Railroad Equipment
199,500                          199,500  Wabtec Corp.                                  2,842,875                  2,842,875


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Raw Materials
98,200                23,400     121,600  Ferro Corp.                                   2,960,730      705,510     3,666,240
171,600                          171,600  RPM, Inc.                                     2,616,900                  2,616,900
                                                                                     ------------               ------------

                                                                                        5,577,630      705,510     6,283,140
                                                                                     ------------  -----------  ------------


Real Estate
                      14,100      14,100  Avatar Holdings, Inc.                           395,364                    395,364
99,100                            99,100  Jones Lang Lasalle, Inc.                      2,447,770                  2,447,770
                                                                                     ------------               ------------

                                                                                        2,447,770      395,364     2,843,134
                                                                                     ------------  -----------  ------------


Real Estate Investment / Management
151,400                          151,400  Developers Diversified Realty Corp.           3,406,500                  3,406,500
                                                                                     ------------               ------------


Real Estate Investment Trusts
196,100                          196,100  La Quinta Corp.                               1,421,725                  1,421,725
270,615                          270,615  Anthracite Capital, Inc.                      3,585,649                  3,585,649
92,300                            92,300  CBL & Associates Properties, Inc.             3,738,150                  3,738,150
142,000                          142,000  FBR Asset Investment Corp.                    4,735,700                  4,735,700
87,600                            87,600  Liberty Property Trust                        3,066,000                  3,066,000
144,400                          144,400  Mack-Cali Realty Corp.                        5,075,659                  5,075,659
                       8,100       8,100  Prentiss Properties Trust                                    257,175       257,175
                                                                                                   -----------  ------------

                                                                                       21,622,883      257,175    21,880,058
                                                                                     ------------  -----------  ------------


Recreational Products
696,700                          696,700  Acclaim Entertainment, Inc.                   2,459,351                  2,459,351
412,915                          412,915  Midway Games, Inc.                            3,509,778                  3,509,778
                                                                                     ------------               ------------

                                                                                        5,969,129                  5,969,129
                                                                                     ------------               ------------


Reinsurance
125,500                          125,500  IPC Holdings Ltd.                             3,832,770                  3,832,770
                                                                                     ------------               ------------


Rental & Leasing Services / Commercial
104,200                          104,200  United Rentals, Inc.                          2,271,560                  2,271,560
                                                                                     ------------               ------------


Residential Building Construction
23,300                            23,300  Beazer Homes USA, Inc.                        1,864,000                  1,864,000
                                                                                     ------------               ------------


Restaurants
141,300                          141,300  Darden Restaurants, Inc.                      3,490,110                  3,490,110
                                                                                     ------------               ------------


Retail
55,800                            55,800  AnnTaylor Stores Corp.                        1,416,762                  1,416,762
56,200                            56,200  Barnes & Noble, Inc.                          1,485,366                  1,485,366
51,800                            51,800  Big Lots, Inc.                                1,019,424                  1,019,424
159,400                          159,400  Claire's Stores, Inc.                         3,650,259                  3,650,259
69,600                            69,600  La-Z-Boy, Inc.                                1,755,312                  1,755,312
99,500                            99,500  Linen 'n Things, Inc.                         3,264,595                  3,264,595
129,000                          129,000  Men's Wearhouse                               3,289,500                  3,289,500
70,900                            70,900  Pier 1 Imports, Inc.                          1,488,900                  1,488,900
141,100                          141,100  Quiksilver, Inc.                              3,499,280                  3,499,280
60,600                            60,600  ShopKo Stores, Inc.                           1,224,120                  1,224,120
                                                                                     ------------               ------------
                                                                                       22,093,518                 22,093,518
                                                                                     ------------               ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Retail / Food & Drug
61,100                            61,100  Great Atlantic & Pacific                      1,141,959                  1,141,959
                                          Tea Co., Inc. (The)
145,500                          145,500  Supervalu, Inc.                               3,569,115                  3,569,115
                                                                                     ------------               ------------

                                                                                        4,711,074                  4,711,074
                                                                                     ------------               ------------


Retail Food Chains
11,800                            11,800  IHOP Corp.                                                   347,510       347,510
                                                                                                   -----------  ------------


Retail Merchandising
49,900                            49,900  Casey's General Stores, Inc.                                 600,796       600,796
38,100                            38,100  Tommy Hilfiger Corp.                                         545,592       545,592
                                                                                                   -----------  ------------

                                                                                                     1,146,388     1,146,388
                                                                                                   -----------  ------------


Semiconductors
198,350                          198,350  ANADIGICS, Inc.                               1,634,404                  1,634,404
349,700               70,850     420,550  Axcelis Technologies, Inc.                    3,951,610      800,605     4,752,215
288,200                          288,200  Genesis Microchip, Inc.                       2,403,588                  2,403,588
33,400                            33,400  Pixelworks, Inc.                                280,226                    280,226
464,700                          464,700  TriQuint Semiconductor, Inc.                  2,978,727                  2,978,727
                                                                                     ------------               ------------

                                                                                       11,248,555      800,605    12,049,160
                                                                                     ------------  -----------  ------------


Services to the Health Industry
46,300                            46,300  AdvancePCS                                    1,108,422                  1,108,422
67,100                            67,100  IDX Systems Corp.                               873,642                    873,642
199,100                          199,100  PDI, Inc.                                     3,084,059                  3,084,059
178,600                          178,600  Quintiles Transnational Corp.                 2,230,714                  2,230,714
161,900                          161,900  Quovadx, Inc.                                 1,016,732                  1,016,732
325,000                          325,000  Ventiv Health, Inc.                             916,500                    916,500
974,600                          974,600  WebMD Corp.                                   5,486,998                  5,486,998
                                                                                     ------------               ------------

                                                                                       14,717,067                 14,717,067
                                                                                     ------------               ------------


Software
22,900                            22,900  Concerto Software, Inc.                                      144,270       144,270
39,400                            39,400  MSC Software Corp.                                           352,630       352,630
                                                                                                   -----------  ------------

                                                                                                       496,900       496,900
                                                                                                   -----------  ------------


Specialty Stores
47,800                            47,800  CSK Auto Corp.                                  666,332                    666,332
41,600                            41,600  Finlay Enterprises, Inc.                        685,152                    685,152
341,400                          341,400  Officemax, Inc.                               2,010,846                  2,010,846
                                                                                     ------------               ------------

                                                                                        3,362,330                  3,362,330
                                                                                     ------------               ------------


Specialty Telecommunications
18,500                            18,500  Lightbridge, Inc.                               151,885                    151,885
                                                                                     ------------               ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Steel
124,900                          124,900  Carpenter Technology Corp.                    3,598,369                  3,598,369
216,600                          216,600  Maverick Tube Corp.                           3,249,000                  3,249,000
158,400                          158,400  United States Steel Corp.                     3,150,576                  3,150,576
                                                                                     ------------               ------------

                                                                                        9,997,945                  9,997,945
                                                                                     ------------               ------------


Technology
                          87          87  American Bank Note Holographics, Inc.                            121           121
                      11,175      11,175  Dionex Corp.                                                 299,378       299,378
152,700                          152,700  Intergraph Corp.                              2,663,119                  2,663,119
                                                                                     ------------               ------------

                                                                                        2,663,119      299,499     2,962,618
                                                                                     ------------  -----------  ------------


Telecommunications / Services & Equipment
                      52,400      52,400  Andrew Corp.                                    750,892                    750,892
                                                                                     ------------               ------------


Telecommunications Equipment
365,400                          365,400  Allen Telecom, Inc.                           1,571,220                  1,571,220
369,900                          369,900  Arris Group, Inc.                             1,627,190                  1,627,190
290,300                          290,300  Comverse Technology, Inc.                     2,688,178                  2,688,178
300,100                          300,100  Intervoice, Inc.                                429,143                    429,143
243,500                          243,500  Trimble Navigation Ltd.                       3,774,250                  3,774,250
                                                                                     ------------               ------------

                                                                                       10,089,981                 10,089,981
                                                                                     ------------               ------------


Toys & Games
218,400                          218,400  Hasbro, Inc.                                  2,961,504                  2,961,504
                                                                                     ------------               ------------


Transportation
116,600                          116,600  Dollar Thrifty Automotive Group, Inc.         3,019,940                  3,019,940
108,350                          108,350  Genesee & Wyoming, Inc.                       2,444,376                  2,444,376
                      16,700      16,700  USFreightways Corp.                             632,429                    632,429
116,000                          116,000  Yellow Corp.                                  3,758,400                  3,758,400
                                                                                     ------------               ------------

                                                                                        9,222,716      632,429     9,855,145
                                                                                     ------------  -----------  ------------


Trucks/Construction/Farm Machinery
160,400                          160,400  Terex Corp.                                   3,607,396                  3,607,396
121,500                          121,500  Trinity Industries, Inc.                      2,517,480                  2,517,480
                                                                                     ------------               ------------

                                                                                        6,124,876                  6,124,876
                                                                                     ------------               ------------


Utilities - Electric
74,600                            74,600  NSTAR                                         3,340,588                  3,340,588
182,800                          182,800  Wisconsin Energy Corp.                        4,619,356                  4,619,356
                                                                                     ------------               ------------

                                                                                        7,959,944                  7,959,944
                                                                                     ------------               ------------


Utilities / Gas Distributors
95,900                            95,900  New Jersey Resources Corp.                    2,862,615                  2,862,615
149,100                          149,100  Questar Corp.                                 3,682,770                  3,682,770
                                                                                     ------------               ------------

                                                                                        6,545,385                  6,545,385
                                                                                     ------------               ------------


Utilities / Water
52,800                            52,800  American States Water Co.                     1,399,200                  1,399,200
                                                                                     ------------               ------------


GVIT  SMALL  CAP  VALUE  FUND  /  ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO
Proforma  Combined  Schedule  of  Portfolio  Investments     June  30,  2002
(Unaudited)
Fund  1  represents  GVIT  Small  Cap  Value  Fund.  Fund  2  represents  All  Pro  Small  Cap  Value  Portfolio.


                                                                                                                  PROFORMA
                               PROFORMA                                                 FUND 1       FUND 2       COMBINED
FUND 1               FUND 2    COMBINED                                                 MARKET       MARKET        MARKET
SHARES               SHARES     SHARES              SECURITY DESCRIPTION              VALUE ($)     VALUE ($)    VALUE ($)
-------------------  -------  ----------  -----------------------------------------  ------------  -----------  ------------


Water Treatment Systems
73,500                            73,500  Ionics, Inc.                                  1,782,375                  1,782,375
                                                                                     ------------               ------------


Wireless Telecommunications
740,400                          740,400  Alamosa Holdings, Inc.                        1,043,964                  1,043,964
399,200                          399,200  Western Wireless Corp.                        1,293,408                  1,293,408
80,300                            80,300  AirGate PCS, Inc.                                80,300                     80,300
                                                                                     ------------               ------------

                                                                                        2,417,672                  2,417,672
                                                                                     ------------               ------------

Total Common Stock                                                                    619,063,074   50,574,433   669,637,507
                                                                                     ------------  -----------  ------------


REPURCHASE AGREEMENT
43,918,508                    43,918,508  Fifth Third Bank 1.86%,                      43,918,508                 43,918,508
                                                                                     ------------               ------------
                                          dated 06/28/02,
                                          due 07/01/02, repurchase
                                          price $43,925,315
                                          (Fully collaterialized by
                                          Ginnie Mae, Freddie Mac
                                          Gold, Freddie Mac Strip
                                          securities)

Total Repurchase Agreement                                                             43,918,508                 43,918,508
                                                                                     ------------               ------------


SHORT-TERM INVESTMENTS
                     667,970     667,970  One Group Prime Money                                        667,970       667,970
                                                                                                   -----------  ------------
                                          Market Fund Institutional Shares

Total Short-Term Investments                                                                           667,970       667,970


WARRANT
Medical Equipment & Supplies
                          66          66  Del Global Technologies                                          111           111
                                                                                                   -----------  ------------
                                          Corp.

Technology
                          51          51  American Bank Note                                                 0             0
                                                                                                   -----------  ------------
                                          Holographics, Inc.
Total Warrant                                                                                              111           111
                                                                                                   -----------  ------------




(a)TOTAL INVESTMENTS (COST $755,480,389; $48,659,393 AND $804,139,782; RESPECTIVELY)  662,981,582  51,242,514  714,224,096
                                                                                      ===========  ==========  ===========


(a)     Cost  for  federal  income  tax and financial reporting purposes differs from value by net unrealized appreciation
(depreciation)  of  securities.

ADR   American  Depositary  Receipt
STRIP  Separate  Trading  of  Registered  Interest  and  Principal


See  notes  to  financial  statements.

                                                   JP MORGAN GVIT BALANCED FUND
                                                      MS BALANCED PORTFOLIO
                                     PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                          AS OF 6/30/02
                                                           (UNAUDITED)


                                                           JP MORGAN GVIT    MS BALANCED     PRO FORMA             PRO FORMA
                                                           BALANCED FUND      PORTFOLIO     ADJUSTMENTS        COMBINED (NOTE 1)
                                                          ----------------  -------------  -------------       ------------------
ASSETS:
Investment, at value
(cost $181,635,454, $63,971,280 and $245,606,734;         $   167,658,511   $ 62,865,824   $          -        $     230,524,335
    respectively)
Repurchase agreements, at cost                                  2,801,815              -              -                2,801,815
                                                          ----------------  -------------  -------------       ------------------
    Total Investments                                         170,460,326     62,865,824              -              233,326,150
Cash                                                                1,618        200,000              -                  201,618
Interest and dividends receivable                                 670,171        514,201              -                1,184,372
Receivable for investments sold                                11,368,894      1,320,621              -               12,689,515
Receivable for variation margin
  on futures contracts                                              2,875              -              -                    2,875
Deferred organizational costs                                         421              -              -                      421
Prepaid expenses and other assets                                   1,080          1,279              -                    2,359
                                                          ----------------  -------------  -------------       ------------------
    Total Assets                                              182,505,385     64,901,925              -              247,407,310
                                                          ----------------  -------------  -------------       ------------------

LIABILITIES:
Payable for investments purchased                              33,017,938      1,149,695              -               34,167,633
Accrued expenses and other payables:
  Investment advisory fees                                         91,772         29,221              -                  120,993
  Fund administration fees                                          8,210         16,498              -                   24,708
  Administrative servicing fees                                    18,610              -              -                   18,610
  Other                                                            11,587         28,469          9,837                   49,893
                                                          ----------------  -------------  -------------       ------------------
    Total Liabilities                                          33,148,117      1,223,883          9,837               34,381,837
                                                          ----------------  -------------  -------------       ------------------
NET ASSETS                                                $   149,357,268   $ 63,678,042   $     (9,837)       $     213,025,473
                                                          ================  =============  =============       ==================
REPRESENTED BY:
Capital                                                   $   178,207,308   $ 67,878,947   $          -        $     246,086,255
Accumulated net investment income (loss)                          100,333        886,937         (9,837)                 977,433
Accumulated net realized gains (losses) from investment       (15,066,418)    (3,982,386)             -              (19,048,804)
  transactions
Net unrealized appreciation (depreciation) on                 (13,883,955)    (1,105,456)             -              (14,989,411)
  investments                                             ----------------  -------------  -------------       ------------------
NET ASSETS                                                $   149,357,268   $ 63,678,042   $     (9,837)       $     213,025,473
                                                          ================  =============  =============       ==================

NET ASSETS:
Class I Shares                                            $   149,357,268   $          -         (6,897)       $     149,350,371
Class IV Shares (a)                                                     -     63,678,042         (2,941)              63,675,101
                                                          ----------------  -------------  -------------       ------------------
    Total                                                 $   149,357,268   $ 63,678,042   $     (9,837)       $     213,025,473
                                                          ================  =============  =============       ==================

SHARES OUTSTANDING (unlimited number of
    shares authorized):
Class I Shares                                                 17,551,607              -              -               17,551,607
Class IV Shares (a)                                                     -      4,953,111      2,529,620   (b)          7,482,731
                                                          ----------------  -------------  -------------       ------------------
    Total                                                      17,551,607      4,953,111      2,529,620               25,034,338
                                                          ================  =============  =============       ==================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                            $          8.51   $          -   $          -        $            8.51
                                                          ================  =============  =============       ==================
Class IV Shares (a)                                       $             -   $      12.85   $          -        $            8.51
                                                          ================  =============  =============       ==================

--------------------------------
*  Not subject to a front-end sales charge.

(a) Represents the class to which Market Street shares will be invested upon the Reorganization.  Currently Market Street
    Portfolios offer only one class of shares.
(b) Shares adjusted to reflect the purchase into GVIT Acquiring Fund at Class I shares net asset value.

                                                 JP MORGAN GVIT BALANCED FUND
                                                    MS BALANCED PORTFOLIO
                                         PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                                FOR THE PERIOD ENDED 06/30/02
                                                         (UNAUDITED)



                                                          JP MORGAN GVIT      MS BALANCED     PRO FORMA     PRO FORMA COMBINED
                                                          BALANCED FUND        PORTFOLIO     ADJUSTMENTS         (NOTE 1)
                                                         -------------------  -------------  -------------  ------------------
INVESTMENT INCOME:
Interest income                                          $     3,528,572      $  2,151,074   $          -   $   5,679,646
Dividend income (net of foreign tax withholding
  tax of $0; $1; $1; respectively)                             1,182,916           233,035              -       1,415,951
                                                         -------------------  -------------  -------------  ------------------
    Total Income                                               4,711,488         2,384,109              -       7,095,597
                                                         -------------------  -------------  -------------  ------------------

EXPENSES:
  Investment advisory fees                                     1,078,962           370,146    100,480 (a)       1,549,588
  Fund administration and transfer agent fees                    119,154           121,271    106,999)(a)         133,426
  Audit fees                                                       6,946             4,572     (4,572)(b)           6,946
  Custodian fees                                                  14,534            12,098     (8,423)(b)          18,209
  Insurance fees                                                   1,617             1,258       (449)(b)           2,426
  Legal fees                                                       8,715            32,841    (28,841)(b)          12,715
  Printing expenses                                                5,517            11,687     (4,090)(b)          13,114
  Trustees' fees                                                   4,014             2,124       (624)(b)           5,514
  Administrative servicing fees Class I Shares                   229,070                 -          -             229,070
  Administrative servicing fees Class IV Shares                        -                 -    100,930 (c)         100,930
  Other                                                            2,116             1,162     (1,162)(b)           2,116
                                                         -------------------  -------------  -------------  ------------------
  Total expenses before waived or
    reimbursed expenses                                        1,470,645           557,159     46,250           2,074,054
Expenses waived or reimbursed                                    (84,376)(d)          (381)   (36,413)(e)        (121,170)(d)
                                                         -------------------  -------------  -------------  ------------------
    Total Expenses                                             1,386,269           556,778      9,837           1,952,884
                                                         -------------------  -------------  -------------  ------------------
NET INVESTMENT INCOME (LOSS)                                   3,325,219         1,827,331     (9,837)          5,142,713
                                                         -------------------  -------------  -------------  ------------------

REALIZED/UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions        (9,488,574)       (5,788,333)         -         (15,276,907)
Net realized gains (losses) on futures                          (126,483)                -          -            (126,483)
                                                         -------------------  -------------  -------------  ------------------
Net realized gains (losses) on investment and futures
    transactions                                              (9,615,057)       (5,788,333)         -         (15,403,390)
Net change in unrealized appreciation/
    depreciation on investments and futures                  (10,281,673)       (2,694,441)         -         (12,976,114)
                                                         -------------------  -------------  -------------  ------------------
Net realized /unrealized gains (losses) on
    investments and futures                                  (19,896,730)       (8,482,774)         -         (28,379,504)
                                                         -------------------  -------------  -------------  ------------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                                      $   (16,571,511)     $ (6,655,443)  $ (9,837)      $ (23,236,791)
                                                         -------------------  -------------  -------------  ------------------

--------------------------------

(a)  Change  based  on  assumption that current GVIT fee structure for these fees would have been in place during the period.
(b)  Reduced  to  reflect  duplication  of  expenses  by  Market  Street  Portfolios.
(c)  Reflects  the  Administrative  Service  fee  that  will  be  applicable  to  Class  IV shares upon the completion of the
     Reorganization.
(d)  Reflects  a  voluntary  waiver/reimbursement  during  the  period,  but which is not in effect at the end of the period.
(e)  Reflects  reimbursement  needed  for  Class  IV  shares  to  maintain  contractual  expense  limitation.

J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


U.S. GOVERNMENT SPONSORED ENTERPRISE/ U.S. AGENCY DEBENTURES
US Govt Agency (FNMA)
                   1,000,000      1,000,000  Federal National Mortgage                                    1,082,021     1,082,021
                                                                                                        -----------  ------------
                                             Association, 6.41%,
                                             03/08/06, Medium Term Note

TOTAL U.S. GOVERNMENT SPONSORED ENTERPRISE/ U.S. AGENCY                                                   1,082,021     1,082,021
                                                                                                        -----------  ------------
DEBENTURES

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
US Govt Agency (GNMA)
                      35,665         35,665  8.00%, 03/15/07, Pool #2450                                     38,033        38,033
                     267,546        267,546  7.50%, 11/15/07, Pool #23094                                   281,560       281,560
                     181,303        181,303  8.00%, 08/15/08, Pool 363360                                   193,797       193,797
                     635,349        635,349  6.50%, 10/15/08, Pool 370871                                   669,245       669,245
                     438,041        438,041  7.50%, 09/15/15, Pool 525348                                   465,401       465,401
                     620,026        620,026  7.50%, 06/15/23, Pool 348813                                   659,656       659,656
                                                                                                        -----------  ------------

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION                                                            2,307,692     2,307,692
                                                                                                        -----------  ------------

GOVERNMENT BOND
Federal & Fed.- sponsored Credit
                   3,000,000      3,000,000  Fannie Mae Discount Note, 0.00%, 09/20/02                    2,988,456     2,988,456
                                                                                                        -----------  ------------

US Govt Agency (FHLB)
                   1,000,000      1,000,000  5.88%, 11/15/07                                              1,060,978     1,060,978
                                                                                                        -----------  ------------

Total Government Bond                                                                                     4,049,434     4,049,434
                                                                                                        -----------  ------------


COMMON STOCK
Advertising
                       4,500          4,500  Omnicom Group, Inc.                               206,100                    206,100
                                                                                          ------------               ------------

Aerospace / Defense
3,500                  3,500                 Boeing Co.                                        157,500                    157,500
400                    5,625          6,025  General Dynamics Corp.                             42,540      598,219       640,759
6,900                                 6,900  Honeywell International, Inc.                     243,087                    243,087
2,400                  9,125         11,525  Lockheed Martin Corp.                             166,800      634,187       800,987
                                                                                          ------------  -----------  ------------
                                                                                               609,927    1,232,406     1,842,333
                                                                                          ------------  -----------  ------------

Agricultural Operations
1,500                                 1,500  Monsanto Co.                                       26,700                     26,700
                                                                                          ------------               ------------

Airlines
100                                     100  AMR Corp.                                           1,686                      1,686
1,300                                 1,300  Delta Air Lines, Inc.                              26,000                     26,000
2,000                                 2,000  Southwest Airlines Co.                             32,320                     32,320
                                                                                          ------------               ------------

                                                                                                60,006                     60,006
                                                                                          ------------               ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Apparel
4,100                                 4,100  Nike, Inc. Class B                                219,965                    219,965
                                                                                          ------------               ------------

Auto Parts & Equipment
15,300                               15,300  Delphi Automotive Systems Corp.                   201,960                    201,960
2,700                                 2,700  Lear Corp.                                        124,875                    124,875
4,700                                 4,700  Visteon Corp.                                      66,740                     66,740
                                                                                          ------------               ------------

                                                                                               393,575                    393,575
                                                                                          ------------               ------------

Automobiles
18,800                               18,800  Ford Motor Co.                                    300,800                    300,800
14,000                               14,000  General Motors Corp.                              748,300                    748,300
1,100                                 1,100  PACCAR, Inc.                                       48,829                     48,829
                                                                                          ------------               ------------

                                                                                             1,097,929                  1,097,929
                                                                                          ------------               ------------

Banks
                      10,375         10,375  J.P. Morgan Chase & Co.                                        351,920       351,920
                      15,100         15,100  Mellon Financial Corp.                                         474,593       474,593
                                                                                                        -----------  ------------

                                                                                                            826,513       826,513
                                                                                                        -----------  ------------

Biotechnology
8,900                                 8,900  Human Genome Sciences, Inc.                       119,260                    119,260
3,100                  7,050         10,150  Immunex Corp.                                      69,254      157,497       226,751
                                                                                          ------------  -----------  ------------

                                                                                               188,514      157,497       346,011
                                                                                          ------------  -----------  ------------

Broadcast Media / Cable Television
32,800                               32,800  AOL Time Warner, Inc.                             482,488                    482,488
16,200                               16,200  Charter Communications, Inc.                       66,096                     66,096
800                                     800  Clear Channel Communications, Inc.                 25,616                     25,616
19,900                               19,900  Comcast Corp. Class A                             474,416                    474,416
4,000                                 4,000  Cox Communications, Inc. Class A                  110,200                    110,200
5,500                                 5,500  Fox Entertainment Group, Inc.                     119,625                    119,625
12,500                               12,500  Gemstar-TV Guide International, Inc.               67,375                     67,375
17,100                               17,100  Liberty Media Corp.                               171,000                    171,000
16,600                 9,975         26,575  Viacom, Inc. Class B                              736,542      442,591     1,179,133
                                                                                          ------------  -----------  ------------
                                                                                             2,253,358      442,591     2,695,949
                                                                                          ------------  -----------  ------------

Business Services
19,900                12,300         32,200  Cendant Corp.                                     316,012      195,324       511,336

                      19,090         19,090  Concord EFS, Inc.                                              575,373       575,373
                                                                                                        -----------  ------------

                                                                                               316,012      770,697     1,086,709
                                                                                          ------------  -----------  ------------

Chemicals / Diversified
6,800                                 6,800  Air Products & Chemicals, Inc.                    343,196                    343,196
2,500                                 2,500  Dow Chemical Co.                                   85,950                     85,950
4,100                                 4,100  E.I. du Pont de Nemours and Co.                   182,040                    182,040


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


3,900                                 3,900  Eastman Chemical Co.                              182,910                    182,910
3,900                                 3,900  Lyondell Chemical Co.                              58,890                     58,890
5,200                                 5,200  PPG Industries, Inc.                              321,880                    321,880
6,800                                 6,800  Praxair, Inc.                                     387,396                    387,396
100                                     100  Rohm & Haas Co.                                     4,049                      4,049
                                                                                          ------------               ------------

                                                                                             1,566,311                  1,566,311
                                                                                          ------------               ------------

Communication Equipment
900                                     900  Corning, Inc.                                       3,195                      3,195
30,900                               30,900  Motorola, Inc.                                    445,578                    445,578
1,900                                 1,900  QUALCOMM, Inc.                                     52,231                     52,231
                                                                                          ------------               ------------

                                                                                               501,004                    501,004
                                                                                          ------------               ------------

Computer Equipment
28,200                27,425         55,625  Dell Computer Corp.                               737,148      716,889     1,454,037
5,700                                 5,700  EMC Corp.                                          43,035                     43,035
52,700                               52,700  Hewlett-Packard Co.                               805,256                    805,256
13,100                               13,100  International Business Machines Corp.             943,200                    943,200
39,400               127,500        166,900  Sun Microsystems, Inc.                            197,394      638,775       836,169
                                                                                          ------------  -----------  ------------

                                                                                             2,726,033    1,355,664     4,081,697
                                                                                          ------------  -----------  ------------

Computer Software & Services
12,600                               12,600  Automatic Data Processing, Inc.                   548,730                    548,730
11,400                               11,400  BEA Systems, Inc.                                 108,414                    108,414
5,700                                 5,700  Brocade Communications Systems, Inc.               99,636                     99,636
98,400                               98,400  Cisco Systems, Inc.                             1,372,680                  1,372,680
3,900                                 3,900  Citrix Systems, Inc.                               23,556                     23,556
3,500                                 3,500  Electronic Data Systems Corp.                     130,025                    130,025
                      17,000         17,000  First Data Corp.                                  632,400                    632,400
2,600                                 2,600  KPMG Consulting, Inc.                              38,636                     38,636
60,700                15,700         76,400  Microsoft Corp.                                 3,320,290      858,789     4,179,079
10,100                               10,100  NCR Corp.                                         349,460                    349,460
38,700                               38,700  Oracle Corp.                                      366,489                    366,489
1,900                                 1,900  Rational Software Corp.                            15,599                     15,599
39,675                               39,675  Siebel Systems, Inc.                              564,179                    564,179
2,700                 11,600         14,300  VERITAS Software Corp.                             53,433      229,564       282,997
                                                                                          ------------  -----------  ------------

                                                                                             6,426,948    2,284,932     8,711,880
                                                                                          ------------  -----------  ------------

Conglomerates
900                                     900  ITT Industries, Inc.                               63,540                     63,540
3,700                                 3,700  Johnson Controls, Inc.                            301,957                    301,957
44,700                               44,700  Tyco International Ltd.                           603,897                    603,897
15,400                               15,400  United Technologies                             1,045,660                  1,045,660
                                                                                          ------------               ------------

                                                                                             2,015,054                  2,015,054
                                                                                          ------------               ------------

Construction & Building Materials
                       8,700          8,700  Masco Corp.                                                    235,857       235,857
                                                                                                        -----------  ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Construction Machinery
3,100                                 3,100  Caterpillar, Inc.                                 151,745                    151,745
2,700                                 2,700  Deere & Co.                                       129,330                    129,330
                                                                                          ------------               ------------

                                                                                               281,075                    281,075
                                                                                          ------------               ------------

Consumer / Non-Cyclical
                       7,850          7,850  Avon Products, Inc.                                            410,084       410,084
1,500                                 1,500  Colgate-Palmolive Co.                              75,075                     75,075
20,700                               20,700  Gillette Co.                                      701,109                    701,109
22,600                 7,605         30,205  Procter & Gamble Co.                            2,018,180      679,127     2,697,307
                                                                                          ------------  -----------  ------------

                                                                                             2,794,364    1,089,211     3,883,575
                                                                                          ------------  -----------  ------------

Consumer Durable
300                                     300  Black & Decker Corp.                               14,460                     14,460
600                                     600  Danaher Corp.                                      39,810                     39,810
                                                                                          ------------               ------------

                                                                                                54,270                     54,270
                                                                                          ------------               ------------

Diversified Manufacturing Operations
1,400                                 1,400  Cooper Industries Ltd. Class A                     55,020                     55,020
7,400                                 7,400  Ingersoll-Rand Co.                                337,884                    337,884
600                                     600  SPX Corp.                                          70,500                     70,500
                                                                                          ------------               ------------
                                                                                               463,404                    463,404
                                                                                          ------------               ------------
Drugs
14,200                               14,200  Abbott Laboratories                               534,630                    534,630
16,300                               16,300  Amgen, Inc.                                       682,644                    682,644
15,100                               15,100  Eli Lilly & Co.                                   851,640                    851,640
6,800                                 6,800  Forest Laboratories, Inc.                         481,440                    481,440
                       7,300          7,300  IDEC Pharmaceuticals Corp.                                     258,785       258,785
25,900                13,225         39,125  Johnson & Johnson, Inc.                         1,353,534      691,138     2,044,672

10,500                               10,500  Merck & Co., Inc.                                 531,720                    531,720
53,100                22,500         75,600  Pfizer, Inc.                                    1,858,500      787,499     2,645,999
15,100                13,675         28,775  Pharmacia & Upjohn, Inc.                          565,495      512,129     1,077,624
3,400                                 3,400  Vertex Pharmaceuticals, Inc.                       55,352                     55,352
                                                                                          ------------               ------------

                                                                                             6,914,955    2,249,551     9,164,506
                                                                                          ------------  -----------  ------------

Electrical Equipment
2,800                                 2,800  Eaton Corp.                                       203,700                    203,700
600                                     600  Emerson Electric Co.                               32,106                     32,106
109,300                             109,300  General Electric Co.                            3,175,165                  3,175,165
4,300                                 4,300  Grainger (W.W.), Inc.                             215,430                    215,430
5,200                                 5,200  Rockwell International Corp.                      103,896                    103,896
200                                     200  Teradyne, Inc.                                      4,700                      4,700
                                                                                          ------------               ------------

                                                                                             3,734,997                  3,734,997
                                                                                          ------------               ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Financial
3,100                                 3,100  American Express Co.                              112,592                    112,592
2,400                                 2,400  AmeriCredit Corp.                                  67,320                     67,320
14,700                               14,700  Countrywide Credit                                709,275                    709,275
                                             Industries, Inc.
17,600                               17,600  E*TRADE Group, Inc.                                96,096                     96,096
15,200                               15,200  Fannie Mae                                      1,121,000                  1,121,000
6,800                  3,150          9,950  Freddie Mac                                       416,160      192,780       608,940
6,000                                 6,000  Goldman Sachs Group, Inc.                         440,100                    440,100
11,800                               11,800  Household International, Inc.                     586,460                    586,460
1,500                                 1,500  IndyMac Mortgage Holdings, Inc.                    34,020                     34,020
200                                     200  John Hancock Financial Services, Inc.               7,040                      7,040
900                                     900  MBNA Corp.                                         29,763                     29,763
10,300                               10,300  Morgan Stanley                                    443,724                    443,724
35,800                               35,800  Schwab (Charles) Corp.                            400,960                    400,960
3,800                                 3,800  T Rowe Price Group, Inc.                          124,944                    124,944
23,800                               23,800  Washington Mutual, Inc.                           883,218                    883,218
                                                                                          ------------               ------------

                                                                                             5,472,672      192,780     5,665,452
                                                                                          ------------  -----------  ------------

Financial / Banks
4,100                                 4,100  AmSouth Bancorp                                    91,758                     91,758
2,400                                 2,400  Bank of America Corp.                             168,864                    168,864
19,400                               19,400  Bank One Corp.                                    746,512                    746,512
10,400                 6,897         17,297  Capital One Financial Corp.                       634,920      421,062     1,055,982
73,100                 6,525         79,625  Citigroup, Inc.                                 2,832,625      252,844     3,085,469
4,000                                 4,000  Compass Bancshares, Inc.                          134,400                    134,400
                       3,925          3,925  Fifth Third Bancorp                                            261,601       261,601
200                                     200  FirstMerit Corp.                                    5,516                      5,516
24,600                               24,600  FleetBoston Financial Corp.                       795,810                    795,810
4,700                                 4,700  GreenPoint Financial Corp.                        230,770                    230,770
1,800                                 1,800  Hibernia Corp.                                     35,622                     35,622
4,100                                 4,100  North Fork Bancorp, Inc.                          163,221                    163,221
2,200                                 2,200  Northern Trust Corp.                               96,932                     96,932
8,700                                 8,700  PNC Financial Services Group                      454,836                    454,836
1,500                                 1,500  SouthTrust Corp.                                   39,180                     39,180
3,500                                 3,500  Stilwell Financial, Inc.                           63,700                     63,700
3,500                                 3,500  SunTrust Banks, Inc.                              237,020                    237,020
1,200                                 1,200  TCF Financial Corp.                                58,920                     58,920
47,300                               47,300  U.S. Bancorp                                    1,104,455                  1,104,455
                                                                                          ------------               ------------

                                                                                             7,895,061      935,507     8,830,568
                                                                                          ------------  -----------  ------------

Financial Services
                       5,200          5,200  Wells Fargo Co.                                                260,312       260,312
                                                                                                        -----------  ------------

Food & Beverage
                       6,580          6,580  Anheuser-Busch Cos., Inc.                                      329,000       329,000
800                                     800  Hershey Foods Corp.                                50,000                     50,000
8,100                                 8,100  Kellogg Co.                                       290,466                    290,466
10,500                               10,500  Kraft Foods, Inc.                                 429,975                    429,975
6,900                                 6,900  PepsiCo, Inc.                                     332,580                    332,580
8,100                                 8,100  SYSCO Corp.                                       220,482                    220,482
34,000                               34,000  The Coca-Cola Co.                               1,904,000                  1,904,000
9,300                                 9,300  Unilever NV                                       602,640                    602,640
                                                                                          ------------               ------------

                                                                                             3,830,143      329,000     4,159,143
                                                                                          ------------  -----------  ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Healthcare
9,800                 16,785         26,585  Baxter International, Inc.                        435,610      746,092     1,181,702
7,500                                 7,500  Becton, Dickinson & Co.                           258,375                    258,375
700                                     700  Biomet, Inc.                                       18,984                     18,984
900                                     900  C.R. Bard, Inc.                                    50,922                     50,922
4,500                                 4,500  Cardinal Health, Inc.                             276,345                    276,345
14,500                               14,500  Guidant Corp.                                     438,335                    438,335
7,700                 10,725         18,425  HCA-The Healthcare Co.                            365,750      509,438       875,188
1,400                                 1,400  McKesson Corp.                                     45,780                     45,780
12,700                               12,700  MedImmune, Inc.                                   335,280                    335,280
5,600                 12,300         17,900  Medtronic, Inc.                                   239,960      527,055       767,015
200                                     200  Omnicare, Inc.                                      5,252                      5,252
1,300                                 1,300  St. Jude Medical, Inc.                             96,005                     96,005
1,600                                 1,600  Stryker Corp.                                      85,616                     85,616
4,300                  9,450         13,750  Tenet Healthcare Corp.                            307,665      676,148       983,813
                       7,825          7,825  UnitedHealth Group, Inc.                                       716,378       716,378
2,600                                 2,600  WellPoint Health Networks, Inc.                   202,306                    202,306
30,600                12,375         42,975  Wyeth                                           1,566,720      633,600     2,200,320
                                                                                          ------------  -----------  ------------


                                                                                             4,728,905    3,808,711     8,537,616
                                                                                          ------------  -----------  ------------

Hotels / Motels
                         600            600  Harrah's Entertainment, Inc.                       26,610                     26,610
                       4,600          4,600  Marriott International, Inc. Class A              175,030                    175,030
                       1,800          1,800  Starwood Hotels & Resorts                          59,202                     59,202
                                                                                          ------------               ------------
                                             Worldwide, Inc.
                                                                                               260,842                    260,842
                                                                                          ------------               ------------

Industrial Conglomerate
                       3,425          3,425                                       3M Co.                    421,275       421,275
                                                                                                        -----------  ------------

Insurance
1,600                                 1,600  Aetna, Inc.                                        76,752                     76,752
5,100                                 5,100  AMBAC Financial Group, Inc.                       342,720                    342,720
14,800                               14,800  American International Group, Inc.              1,009,804                  1,009,804
5,600                                 5,600  CIGNA Corp.                                       545,552                    545,552
700                                     700  Hartford Financial Services Group, Inc.            41,629                     41,629
5,700                                 5,700  Lincoln National Corp.                            239,400                    239,400
4,600                                 4,600  MBIA, Inc.                                        260,038                    260,038
9,400                                 9,400  MetLife, Inc.                                     270,720                    270,720
1,100                                 1,100  Protective Life Corp.                              36,410                     36,410
9,900                                 9,900  Prudential Financial, Inc.                        330,264                    330,264
19,900                               19,900  The Allstate Corp.                                735,902                    735,902
2,800                  9,921         12,721  The Chubb Corp.                                   198,240      702,406       900,646
                       3,200          3,200  Torchmark Corp.                                   122,240                    122,240
                       4,900          4,900  UnumProvident Corp.                               124,705                    124,705
1,900                  7,575          9,475  XL Capital Ltd. Class A                           160,930      641,603       802,533
                                                                                          ------------  -----------  ------------

                                                                                             4,495,306    1,344,009     5,839,315
                                                                                          ------------  -----------  ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Leisure Products
12,700                14,000         26,700  Carnival Corp.                                    351,663      387,660       739,323
4,900                                 4,900  Hasbro, Inc.                                       66,444                     66,444
13,200                               13,200  Mattel, Inc.                                      278,256                    278,256
                                                                                          ------------               ------------

                                                                                               696,363      387,660     1,084,023
                                                                                          ------------  -----------  ------------

Metals & Mining
7,800                                 7,800  Alcan Aluminum Ltd.                               292,656                    292,656
18,700                               18,700  Alcoa, Inc.                                       619,905                    619,905
4,400                                 4,400  Inco, Ltd.                                         99,616                     99,616
2,900                                 2,900  United States Steel Corp.                          57,681                     57,681
                                                                                          ------------               ------------

                                                                                             1,069,858                  1,069,858
                                                                                          ------------               ------------

Motorcycles / Dealers
                       2,100          2,100  Harley-Davidson, Inc.                             107,667                    107,667
                                                                                          ------------               ------------

Oil & Gas
6,900                  3,810         10,710  Anadarko Petroleum Corp.                          340,170      187,833       528,003
8,100                                 8,100  Baker Hughes, Inc.                                269,649                    269,649
21,000                 5,352         26,352  ChevronTexaco Corp.                             1,858,500      473,652     2,332,152
6,300                                 6,300  Conoco, Inc.                                      175,140                    175,140
4,900                                 4,900  Cooper Cameron Corp.                              237,258                    237,258
7,100                                 7,100  Devon Energy Corp.                                349,888                    349,888
5,700                                 5,700  Diamond Offshore Drilling, Inc.                   162,450                    162,450
25,200                               25,200  Dynegy, Inc.                                      181,440                    181,440
10,500                               10,500  El Paso Corp.                                     216,405                    216,405
71,700                               71,700  Exxon Mobil Corp.                               2,933,964                  2,933,964
                       1,800          1,800  Nabors Industries Ltd                                           63,270         63.27
2,800                                 2,800  Royal Dutch Petroleum Co.                         154,756                    154,756
1,800                                 1,800  Transocean Sedco Forex, Inc.                       56,070                     56,070
1,300                                 1,300  Valero Energy Corp.                                48,646                     48,646
                                                                                          ------------               ------------

                                                                                             6,984,336      724,755     7,709,091
                                                                                          ------------  -----------  ------------

Paper & Forest Products
5,300                                 5,300  Georgia Pacific Corp.                             130,274                    130,274
1,300                                 1,300  Temple-Inland, Inc.                                75,218                     75,218
                                                                                          ------------               ------------

                                                                                               205,492                    205,492
                                                                                          ------------               ------------

Pollution Control
                      17,200         17,200  Waste Management, Inc.                            448,060                    448,060
                                                                                          ------------               ------------

Printing & Publishing
7,100                                 7,100  Gannett Co., Inc.                                 538,890                    538,890
7,000                                 7,000  Tribune Co.                                       304,500                    304,500
                                                                                          ------------               ------------

                                                                                               843,390                    843,390
                                                                                          ------------               ------------

Railroads
5,300                                 5,300  Burlington Northern Santa Fe Corp.                159,000                    159,000
2,400                                 2,400  CSX Corp.                                          84,120                     84,120
1,500                                 1,500  Norfolk Southern Corp.                             35,070                     35,070
2,500                                 2,500  Union Pacific Corp.                               158,200                    158,200
                                                                                          ------------               ------------

                                                                                               436,390                    436,390
                                                                                          ------------               ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Real Estate
1,600                                 1,600  Archstone-Smith Trust                              42,720                     42,720
900                                     900  CarrAmerica Realty Corp.                           27,765                     27,765
2,400                                 2,400  Equity Office Properties Trust                     72,240                     72,240
1,200                                 1,200  General Growth Properties, Inc.                    61,200                     61,200
1,700                                 1,700  ProLogis Trust                                     44,200                     44,200
                                                                                          ------------               ------------

                                                                                               248,125                    248,125
                                                                                          ------------               ------------

Restaurants
12,100                               12,100  McDonald's Corp.                                  344,245                    344,245
                                                                                          ------------               ------------

Retail
8,800                                 8,800  Abercrombie & Fitch Co.                           212,256                    212,256
6,900                                 6,900  Bed, Bath & Beyond, Inc.                          260,406                    260,406
4,800                                 4,800  CVS Corp.                                         146,880                    146,880
3,800                 16,900         20,700  eBay, Inc.                                        234,156    1,041,377     1,275,533

9,900                                 9,900  Federated Department Stores, Inc.                 393,030                    393,030
32,300                 3,510         35,810  Home Depot, Inc.                                1,186,379      128,922     1,315,301

7,200                                 7,200  Jones Apparel Group, Inc.                         270,000                    270,000
8,400                                 8,400  Kohl's Corp.                                      588,672                    588,672
1,800                                 1,800  Limited Brands                                     38,340                     38,340
8,900                 15,800         24,700  Lowe's Companies, Inc.                            404,060      717,320     1,121,380
2,300                                 2,300  May Department Stores Co.                          75,739                     75,739
4,700                                 4,700  Pier 1 Imports, Inc.                               98,700                     98,700
1,200                  3,700          4,900  Sears, Roebuck & Co.                               65,160      200,910       266,070
14,500                17,285         31,785  Target Corp.                                      552,450      658,559     1,211,009
18,800                10,100         28,900  The TJX Companies, Inc.                           368,668      198,061       566,729
37,700                13,775         51,475  Wal-Mart Stores, Inc.                           2,073,877      757,762     2,831,639
2,600                  4,100          6,700  Walgreen Co.                                      100,438      158,383       258,821
9,400                                 9,400  Yum! Brands, Inc.                                 274,950                    274,950
                                                                                          ------------               ------------

                                                                                             7,344,161    3,861,294    11,205,455
                                                                                          ------------  -----------  ------------

Retail / Food & Drug
                       2,500          2,500  Albertson's, Inc.                                  76,150                     76,150
                                                                                          ------------               ------------

Semiconductors
9,400                                 9,400  Altera Corp.                                      127,840                    127,840
1,400                                 1,400  Analog Devices, Inc.                               41,580                     41,580
17,500                27,125         44,625  Applied Materials, Inc.                           332,850      515,918       848,768
3,300                                 3,300  Applied Micro Circuits Corp.                       15,609                     15,609
3,100                                 3,100  Broadcom Corp. Class A                             54,374                     54,374
71,300                18,000         89,300  Intel Corp.                                     1,302,651      328,860     1,631,511
5,800                                 5,800  Linear Technology Corp.                           182,294                    182,294
3,700                                 3,700  LSI Logic Corp.                                    32,375                     32,375
3,100                  6,200          9,300  Maxim Integrated Products, Inc.                   118,823      237,646       356,469
8,400                                 8,400  PMC-Sierra, Inc.                                   77,868                     77,868
                      48,263         48,263  Taiwan Semiconductor ADR                                       627,412       627,412
21,000                               21,000  Texas Instruments, Inc.                           497,700                    497,700
7,900                                 7,900  Xilinx, Inc.                                      177,197                    177,197
                                                                                          ------------               ------------

                                                                                             2,961,161    1,709,836     4,670,997
                                                                                          ------------  -----------  ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Telecommunications
7,200                                 7,200  American Tower Corp.                               24,840                     24,840
33,400                               33,400  AT&T Corp.                                        357,380                    357,380
46,700                               46,700  AT&T Wireless Services, Inc.                      273,195                    273,195
24,600                 6,500         31,100  Bellsouth Corp.                                   774,900      204,750       979,650
10,600                               10,600  Nortel Networks Corp.                              15,370                     15,370
21,000                               21,000  SBC Communications, Inc.                          640,500                    640,500
3,000                                 3,000  Sprint Corp. (FON Group)                           31,830                     31,830
46,500                               46,500  Sprint Corp. (PCS Group)                          207,855                    207,855
35,300                 6,975         42,275  Verizon Communications, Inc.                    1,417,295      280,046     1,697,341
                                                                                          ------------  -----------  ------------

                                                                                             3,743,165      484,796     4,227,961
                                                                                          ------------  -----------  ------------

Tobacco
                      28,300         28,300  Philip Morris Companies, Inc.                   1,236,144                  1,236,144
                                                                                          ------------               ------------

Transportation Services
2,000                  5,150          7,150  FedEx Corp.                                       106,800      275,010       381,810

                         600            600  GATX Corp.                                         18,060                     18,060
                                                                                          ------------               ------------
                                                                                               124,860      275,010       399,870
                                                                                          ------------  -----------  ------------

Utilities
1,300                                 1,300  Ameren Corp.                                       55,913                     55,913
1,000                                 1,000  American Electric Power Co., Inc.                  40,020                     40,020
3,500                                 3,500  Cinergy Corp.                                     125,965                    125,965
5,800                                 5,800  Constellation Energy Group, Inc.                  170,172                    170,172
7,900                                 7,900  Dominion Resources, Inc.                          522,980                    522,980
5,300                                 5,300  DTE Energy Co.                                    236,592                    236,592
                       5,975          5,975  Duke Power Co.                                                 185,823       185,823
7,800                                 7,800  Entergy Corp.                                     331,032                    331,032
3,800                                 3,800  FirstEnergy Corp.                                 126,844                    126,844
17,200                               17,200  PG&E Corp.                                        307,708                    307,708
2,600                                 2,600  Pinnacle West Capital Corp.                       102,700                    102,700
2,300                                 2,300  Potomac Electric Power Co.                         49,404                     49,404
4,900                                 4,900  Progress Energy, Inc.                             254,849                    254,849
9,100                                 9,100  Reliant Energy, Inc.                              153,790                    153,790
1,800                                 1,800  Wisconsin Energy Corp.                             45,486                     45,486
4,100                                 4,100  Xcel Energy, Inc.                                  68,757                     68,757
                                                                                          ------------               ------------

                                                                                             2,592,212      185,823     2,778,035
                                                                                          ------------  -----------  ------------

Total Common Stock                                                                          88,995,209   25,565,687   114,560,896
                                                                                          ------------  -----------  ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


COMMERCIAL PAPER
Financial Services
1,200,000                         1,200,000  Amstel Funding Corp.                            1,199,040                  1,199,040
1,200,000                         1,200,000  BCI Funding Corp.                               1,198,744                  1,198,744
1,300,000                         1,300,000  Blue Ridge Asset Funding Corp.                  1,298,966                  1,298,966
1,300,000                         1,300,000  CDC Corp.                                       1,298,913                  1,298,913
1,300,000                         1,300,000  Citibank Credit Card Corp.                      1,299,432                  1,299,432
1,300,000                         1,300,000  Corporate Asset Funding Corp.                   1,298,412                  1,298,412
1,200,000                         1,200,000  Den Norske Bank                                 1,199,403                  1,199,403
1,200,000                         1,200,000  Dexia Delaware LLC                              1,199,288                  1,199,288
1,200,000                         1,200,000  Eureka Securitization, Inc.                     1,198,926                  1,198,926
1,300,000                         1,300,000  Greenwich Funding Corp.                         1,296,554                  1,296,554
1,200,000                         1,200,000  Nordea North America, Inc.                      1,198,643                  1,198,643
1,300,000                         1,300,000  Pold Line Funding Corp.                         1,298,837                  1,298,837
1,300,000                         1,300,000  Santander Central Hispano Finance               1,297,664                  1,297,664
                                                                                          ------------               ------------

TOTAL COMMERCIAL PAPER                                                                      16,282,822                 16,282,822
                                                                                          ------------               ------------

ASSET BACKED SECURITIES
Automobiles
                   1,396,076      1,396,076  Daimler Chrysler Auto                           1,433,263                  1,433,263
                                                                                          ------------               ------------
                                             Trust, Series 00-D, Class A3

Financial        Products/    Services
                   1,770,000      1,770,000  Citibank Credit Card                            1,792,567                  1,792,567
                                             Issuance Trust, Series 01-A8, Class A8
                     605,000        605,000  Discover Card Master                              651,300                    651,300
                                             Trust I, Series 99-6, Class A
                     811,938        811,938  Ford Credit Auto Owner                            825,589                    825,589
                                                                                          ------------               ------------
                                             Trust, Series 00-A, Class A4

                                                                                             3,269,456                  3,269,456
                                                                                          ------------               ------------

TOTAL ASSET BACKED SECURITIES                                                                4,702,719                  4,702,719
                                                                                          ------------               ------------

CORPORATE BONDS
Aerospace / Defense
25,000                               25,000  Northrop Grumman Corp. 7.75%, 02/15/31             27,269                     27,269
60,000                               60,000  Raytheon Co. 6.55%, 03/15/10                       61,974                     61,974
                     750,000        750,000  United Technologies Corp.,                                     776,811       776,811
                                             6.10% 05/15/2012

                                                                                          ------------               ------------
                                                                                                89,243                    866,054
                                                                                          ------------               ------------

Amusement parks
                     650,000        650,000  Walt Disney, 4.88%, 07/02/04                                   664,223       664,223
                                                                                                        -----------  ------------

Automotive Parts and Supplies
                     125,000        125,000  Breed Technologies, Inc. 0.00%, 04/15/08                0                          0
                                                                                          ------------               ------------

Banks
150,000                             150,000  Abbey National PLC 8.96%, 12/29/49                173,175                    173,175
95,000                               95,000  Banc One Corp. 7.88%, 08/01/10                    107,771                    107,771
                     750,000        750,000  Bank of America Corp., 7.13%, 9/15/06                          818,600       818,600
265,000                             265,000  Bank of America Corp. 7.40%, 01/15/11             290,229                    290,229


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


30,000                               30,000  Bank One Capital III 8.75%, 09/01/30               35,285                     35,285
205,000                             205,000  Barclays Bank PLC * 8.55%, 09/15/49               235,949                    235,949
230,000                             230,000  BB&T Corp. 6.50%, 08/01/11                        240,608                    240,608
165,000                             165,000  BNP Paribas Capital Trust                         192,553                    192,553
                                             9.00%, 12/29/49*
120,000                             120,000  Dresdner Funding Trust I 8.15%, 06/30/31          129,574                   129,574*
250,000                             250,000  First Union National Bank                         279,825                    279,825
                                             7.80%, 08/18/10
80,000                               80,000  National Australia Bank 8.60%, 05/19/10            95,083                     95,083
130,000                             130,000  National City Bank, Series                        132,388                    132,388
                                             BKNT 6.20%, 12/15/11
750,000                             750,000  Regions Financial Corp., 6.38% 05/15/12                        771,974       771,974
40,000                               40,000  Standard Chartered Bank                            41,954                     41,954
                                                                        8.00%, 05/30/31*
255,000                             255,000  Suntrust Bank 6.38%, 04/01/11                     265,120                    265,120
235,000                             235,000  U.S. Bank National Association                    244,158                    244,158
                                             Minnesota,
                                             Series BKNT 6.38%, 08/01/11
                     100,000        100,000  Washington Mutual Bank 6.88%, 06/15/11            105,082                    105,082
                     750,000        750,000  Wells Fargo & CO., 7.55%, 6/21/10                              835,645       835,645
                                                                                          ------------  -----------  ------------

                                                                                             2,568,754    2,426,219     4,994,973
                                                                                          ------------  -----------  ------------

Broadcast Media / Cable  Television
180,000                             180,000  AOL Time Warner, Inc. 7.63%, 04/15/31             157,609                    157,609
65,000                               65,000  British Sky Broadcasting 8.20%,                    63,896                     63,896
                                             7/15/2009
75,000                               75,000  Charter Communication                              50,250                     50,250
                                             Holdings LLC 8.25%, 04/01/07
50,000                               50,000  Comcast Cable                                      45,061                     45,061
                                             Communications, Inc. 7.13%, 06/15/13
60,000                               60,000  Echostar DBS Corp. 9.38%, 02/01/09                 55,500                     55,500
60,000                               60,000  Mediacom LLC/Cap Corp. 9.50%, 01/15/13             51,900                     51,900
                                                                                          ------------               ------------

                                                                                               424,216                    424,216
                                                                                          ------------               ------------

Building - Residential/Commercial
                      50,000         50,000  D.R. Horton, Inc. 9.75%, 09/15/10                  51,750                     51,750
                      30,000         30,000  D.R. Horton, Inc. * 8.50%, 04/15/12                30,113                     30,113
                                                                                          ------------               ------------

                                                                                                81,863                     81,863
                                                                                          ------------               ------------

Business Services
                      60,000         60,000  Lamar Media Corp. 8.63%, 09/15/07                  61,500                     61,500
                                                                                          ------------               ------------

Chemicals / Diversified
                      60,000         60,000  Lyondell Chemical Co. 11.13%, 07/15/12             61,620                     61,620
                                                                                          ------------               ------------

Computer and data processing services
                   1,000,000      1,000,000  Electronic Data Systems,                                     1,057,535     1,057,535
                                                                                                        -----------  ------------
                                             6.85%, 10/15/2004

Computers - Services
                     250,000        250,000  Sun Microsystems Inc., 7.00%, 8/15/02                          250,898       250,898
                                                                                                        -----------  ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Containers
60,000                               60,000  Owens-Brockway Glass                               60,000                     60,000
                                             Container * 8.88%, 02/15/09
20,000                               20,000  Stone Container Corp. 9.75%, 02/01/11              21,400                     21,400
                                                                                          ------------               ------------

                                                                                                81,400                     81,400
                                                                                          ------------               ------------

Crude Petroleum and Natural Gas
45,000                               45,000  Anadarko Finance Co. 7.50%, 05/01/31               47,999                     47,999
100,000                             100,000  Lasmo (USA), Inc. 7.30%, 11/15/27                 108,292                    108,292
105,000                             105,000  Occidental Petroleum Corp.                        114,923                    114,923
                                             7.65%, 02/15/06
                                                                                          ------------               ------------
                                                                                               271,214                    271,214
                                                                                          ------------               ------------

Diversified Manufacturing Operations
90,000                               90,000  Honeywell International, Inc.                      92,076                     92,076
                                             6.13%, 11/01/11
                                                                                          ------------               ------------

Drugs
35,000                               35,000  American Home Products 6.70%, 03/15/11             37,051                     37,051
                                                                                          ------------               ------------

Financial Products/Services
15,000                               15,000  Ahold Finance USA, Inc. 6.88%, 05/01/29            14,117                     14,117
210,000                             210,000  CIT Group, Inc. 7.75%, 04/02/12                   206,730                    206,730
340,000                             340,000  Citigroup, Inc. 7.25%, 10/01/10                   370,087                    370,087
800,000                             800,000  Credit Suisse First Boston                        799,417                    799,417
                                             USA, Inc. 0.00%, 07/15/02
45,000                               45,000  Credit Suisse First Boston                         44,206                     44,206
                                             USA, Inc. 6.13%, 11/15/11
70,000                               70,000  Credit Suisse First Boston                         70,549                     70,549
                                             USA, Inc. 6.50%, 01/15/12
215,000                             215,000  Ford Motor Credit Co. 7.38%, 10/28/09             222,569                    222,569
365,000                             365,000  Ford Motor Credit Co. 7.38%, 02/01/11             369,705                    369,705
300,000                             300,000  General Elec Cap Corp.5.88%, 02/15/12             297,118                    297,118
10,000                               10,000  General Motors Acceptance Corp. 6.88%,              9,928                      9,928
                                             9/15/2011
80,000               500,000        580,000  Goldman Sachs Group, Inc.                          81,489      509,304       590,793
                                             6.60%, 01/15/12
185,000                             185,000  Household Finance Corp. 8.00%, 07/15/10           195,401                    195,401
160,000                             160,000  Household Finance Corp. 7.00%, 05/15/12           159,097                    159,097
190,000                             190,000  Ing Cap Funding Trust III                         211,849                    211,849
                                             8.44%, 12/29/49
537,547                             537,547  Morgan Stanley Capital I                          563,604                    563,604
                                             6.22%, 06/03/03
220,000                             220,000  Morgan Stanley Dean                               226,312                    226,312
                                             Witter & Co. 6.75%, 04/15/11
45,000                               45,000  National Rural Utilities 6.00%, 05/15/06           46,233                     46,233
55,000                               55,000  National Rural Utilities 7.25%, 03/01/12           58,512                     58,512
70,000                               70,000  Nisource Finance Corp. 7.88%, 11/15/10             72,345                     72,345
205,000                             205,000  UBS Preferred Funding Trust I 8.62%,              234,859                    234,859
                                             10/29/1949
                                                                                          ------------               ------------
                                                                                             4,254,127      509,304     4,763,431
                                                                                          ------------  -----------  ------------

Financial Services
                     750,000        750,000  Intl Lease Finance Corp.,                                      764,981       764,981
                                             5.80%, 08/15/07, Series MTNM
                   1,000,000      1,000,000  Freddie Mac, 5.00%, 01/15/04                                 1,036,425     1,036,425

                     750,000        750,000  Mellon Funding Corp., 4.875%, 06/15/07                         754,780       754,780
                                                                                                        -----------  ------------
                                                                                                          2,556,186     2,556,186
                                                                                                        -----------  ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Food & Beverage
40,000                               40,000  Albertson's, Inc. 7.50%, 02/15/11                  43,622                     43,622
55,000                               55,000  Archer-Daniels-Midland Co.                         64,126                     64,126
                                             8.13%, 06/01/12
250,000                             250,000  Coca-Cola Enterprises, Inc.                       257,272                    257,272
                                             5.38%, 08/18/06
55,000                               55,000  Conagra Foods, Inc. 6.75%, 09/15/11                58,037                     58,037
60,000                               60,000  Fleming Companies, Inc. 9.25%, 06/15/10            59,100                     59,100
65,000                               65,000  Kraft Foods Inc 6.25%, 06/01/12                    66,977                     66,977
                                                                                          ------------               ------------
                                                                                               549,134                    549,134
                                                                                          ------------               ------------

Food Products & Services
                   1,000,000      1,000,000  Best Foods, 6.63%, 4/15/28                                     990,719       990,719
                                                                                                        -----------  ------------

Forestry
100,000                             100,000  Weyerhaeuser Co. * 6.75%, 03/15/12                103,552                    103,552
                                                                                          ------------               ------------

Grocery stores
                     750,000        750,000  Safeways, Inc., 6.15%, 1/3/06                                  788,530       788,530
                                                                                                        -----------  ------------

Healthcare
75,000                               75,000  Tenet Healthcare Corp. 6.38%, 12/01/11             75,920                     75,920
70,000                               70,000  Ventas Realty LP * 8.75%, 05/01/09                 70,700                     70,700
                                                                                          ------------               ------------

                                                                                               146,620                    146,620
                                                                                          ------------               ------------

Hotels / Motels
150,000                             150,000  Cendant Corp. 7.75%, 12/01/03                     154,019                    154,019
60,000                               60,000  Felcor Lodging LP 9.50%, 09/15/08                  60,900                     60,900
55,000                               55,000  Host Marriott LP * 9.50%, 01/15/07                 55,481                     55,481
35,000                               35,000  Mandalay Resort Group 10.25%, 08/01/07             36,706                     36,706
60,000                               60,000  MGM Mirage, Inc. 8.38%, 02/01/11                   60,300                     60,300
60,000                               60,000  Starwood Hotels & Resorts                          58,800                     58,800
                                             Worldwide * 7.88%, 05/01/12
                                                                                          ------------               ------------
                                                                                               426,206                    426,206
                                                                                          ------------               ------------

Industrial Supplies
125,000                             125,000  Lowe's Companies, Inc. 6.88%, 02/15/28            125,718                    125,718
                                                                                          ------------               ------------

Insurance
55,000                               55,000  Axa 8.60%, 12/15/30                                63,004                     63,004
80,000                               80,000  Metlife, Inc. 6.13%, 12/01/11                      81,628                     81,628
                                                                                          ------------               ------------

                                                                                               144,632                    144,632
                                                                                          ------------               ------------

Leisure / Entertainment
60,000                               60,000  Premier Parks, Inc. 9.75%, 06/15/07                61,500                     61,500
                                                                                          ------------               ------------

Metals & Mining
65,000                               65,000  AK Steel Corp. * 7.75%, 06/15/12                   64,350                     64,350
85,000                               85,000  Alcoa, Inc. 6.00%, 01/15/12                        87,231                     87,231
                                                                                          ------------               ------------

                                                                                               151,581                    151,581
                                                                                          ------------               ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Mortgage Bankers and Correspondents
                     750,000        750,000  Countrywide Home Loans, Inc.,                                  766,921       766,921
                                             5.63%, 05/15/07
                                                                                                        -----------  ------------

Motor Vehicles
80,000                               80,000  Daimler Chrysler NA                                88,443                     88,443
                                             Holding Corp. 8.50%, 01/18/31
350,000                             350,000  General Motors Corp. 7.20%, 01/15/11              356,448                    356,448
                                                                                          ------------               ------------

                                                                                               444,891                    444,891
                                                                                          ------------               ------------

Natural Gas Transmission
150,000                             150,000  El Paso Natural Gas Co. 6.95%, 12/15/07           148,254                    148,254
35,000                               35,000  TransCanada Pipelines Ltd.                         41,404                     41,404
                                             8.63%, 05/15/12
                                                                                          ------------               ------------

                                                                                               189,658                    189,658
                                                                                          ------------               ------------

Oil & Gas
80,000                               80,000  Amerada Hess Corp. 7.88%, 10/01/29                 87,414                     87,414
90,000                               90,000  Conoco Funding Co. 7.25%, 10/15/31                 95,340                     95,340
35,000                               35,000  Devon Financing Corp. ULC 7.88%, 09/30/31          37,323                     37,323
85,000                               85,000  Transocean Sedco Forex 6.63%, 04/15/11             87,524                     87,524
105,000                             105,000  Valero Energy Corp. 6.88%, 04/15/12               107,896                    107,896
                                                                                          ------------               ------------

                                                                                               415,497                    415,497
                                                                                          ------------               ------------

Oil and Gas Field Machinery
                     500,000        500,000  Baker Hughes, Inc., 6.25%, 01/15/09                            514,681       514,681
                                                                                                        -----------  ------------

Paper & Forest Products
105,000                             105,000  International Paper Co. 6.75%, 09/01/11           109,351                    109,351
50,000                               50,000  Meadwestvaco Corp. 6.85%, 04/01/12                 52,493                     52,493
15,000                               15,000  Westvaco Corp. 8.20%, 01/15/30                     16,825                     16,825
                                                                                          ------------               ------------

                                                                                               178,669                    178,669
                                                                                          ------------               ------------

Personal Credit Institutions
                     500,000        500,000  Ford Motor Credit Co., 6.50%, 1/25/07                          500,457       500,457
                     750,000        750,000  Household Financial Corp, 5.75%, 1/30/07                       741,854       741,854
                                                                                                        -----------  ------------

                                                                                                          1,242,311     1,242,311
                                                                                                        -----------  ------------

Pollution Control
55,000                               55,000  Allied Waste North                                 54,042                     54,042
                                             America, Inc. 10.00%, 08/01/09
                                                                                          ------------               ------------

Railroads
35,000                               35,000  Burlington North Santa Fe                          36,735                     36,735
                                             Corp. 6.75%, 07/15/11
55,000                               55,000  Burlington Northern Santa                          61,971                     61,971
                                             Fe Corp. 7.95%, 08/15/30
85,000                               85,000  CSX Corp. 6.30%, 03/15/12                          86,469                     86,469
125,000                             125,000  Norfolk Southern Corp. 7.80%, 05/15/27            138,769                    138,769
70,000                               70,000  Union Pacific Corp. 6.50%, 04/15/12                73,134                     73,134
40,000                               40,000  Union Pacific Corp. 6.63%, 2/1/29                  38,779                     38,779

                                                                                               435,857                    435,857
                                                                                          ------------               ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Real Estate
60,000                               60,000  Beazer Homes USA, Inc. * 8.38%, 04/15/12           60,600                     60,600
65,000                               65,000  MeriStar Hospitality Corp.                         62,075                     62,075
                                             9.00%, 01/15/08
                                                                                          ------------               ------------

                                                                                               122,675                    122,675
                                                                                          ------------               ------------

Retail
55,000                               55,000  Federated Department                               53,109                     53,109
                                             Stores, Inc. 6.90%, 404/01/29
65,000                               65,000  Ingles Markets, Inc. 8.88%, 12/01/11               64,675                     64,675
60,000                               60,000  Kroger Co. 6.80%, 04/01/11                         62,435                     62,435
135,000                             135,000  Safeway, Inc. 6.50%, 03/01/11                     139,095                    139,095
                     750,000        750,000  Target Corp, 6.35%, 1/15/11                                    787,729       787,729
60,000                               60,000  Yum! Brands, Inc. 8.88%, 04/15/11                  63,600                     63,600
                                                                                          ------------               ------------

                                                                                               382,914      787,729     1,170,643
                                                                                          ------------  -----------  ------------

Semiconductors
55,000                               55,000  Fairchild Semiconductor                            58,575                     58,575
                                             Corp. 10.50%, 02/01/09
                                                                                          ------------               ------------

Sovereign
55,000                               55,000  Federal Republic Of Brazil                         33,275                     33,275
                                             11.00%, 01/11/12
85,000                               85,000  Federal Republic Of Brazil                         47,600                     47,600
                                             11.00%, 08/17/40
68,600                               68,600  Republic Of Bulgaria 2.69%, 07/28/11               60,968                     60,968
9,372                                 9,372  Republic Of Colombia 9.75%, 04/09/11                9,606                      9,606
30,000                               30,000  Republic Of Peru 9.13%, 02/21/12                   26,850                     26,850
59,400                               59,400  Republic Of Peru 4.50%, 03/07/17                   43,065                     43,065
5,000                                 5,000  Republic Of Peru * 9.13%, 02/21/12                  4,528                      4,528
60,000                               60,000  Republic Of Philippines 8.88%, 04/15/08            62,549                     62,549
50,000                               50,000  Republic Of Turkey 12.38%, 06/15/09                46,438                     46,438
15,000                               15,000  Republic Of Turkey 11.88%, 01/15/30                12,806                     12,806
25,000                               25,000  Russia Federation 10.00%, 06/26/07                 26,488                     26,488
35,000                               35,000  Russian Federation 8.25%, 03/31/10                 34,423                     34,423
40,000                               40,000  Russian Federation 5.00%, 03/31/30                 27,768                     27,768
45,000                               45,000  United Mexican States 8.50%, 02/01/06              47,925                     47,925
55,000                               55,000  United Mexican States 7.50%, 01/14/12              54,368                     54,368
110,000                             110,000  United Mexican States 8.30%, 08/15/31             106,974                    106,974
                                                                                          ------------               ------------

                                                                                               645,631                    645,631
                                                                                          ------------               ------------

Special Purpose Entity
90,000                               90,000  Pemex Project Funding                              93,375                     93,375
                                             Master Trust 8.50%, 02/15/08
291,580                             291,580  TRAINS 10-2002 6.86%, 01/15/12                    299,382                    299,382
144,000                             144,000  TRAINS 5-2002 5.89%, 01/25/07                     146,117                    146,117
                                                                                          ------------               ------------

                                                                                               538,874                    538,874
                                                                                          ------------               ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Telecommunications
165,000                             165,000  AT&T Corp. * 7.30%, 11/15/11                      136,950                    136,950
115,000                             115,000  AT&T Wireless Services, Inc.                       92,890                     92,890
                                             7.88%, 03/01/11
15,000                               15,000  AT&T Wireless Services, Inc.                       12,232                     12,232
                                             8.13%, 05/01/12
35,000                               35,000  AT&T Wireless Services, Inc.                       27,030                     27,030
                                             8.75%, 03/01/31
105,000                             105,000  BellSouth Capital Funding 7.88%, 02/15/30         117,545                    117,545
100,000                             100,000  British Telecom PLC 8.38%, 12/15/10               108,820                    108,820
30,000                               30,000  British Telecom PLC 8.88%, 12/15/30                32,675                     32,675
95,000                               95,000  Cingluar Wireless * 6.50%, 12/15/11                88,463                     88,463
75,000                               75,000  Cox Communications, Inc.,                          74,705                     74,705
                                             7.75%, 08/15/06
55,000                               55,000  Deutsche Telekom 8.25%, 06/15/30                   51,128                     51,128
115,000                             115,000  France Telecom SA 8.25%, 03/01/11                 105,004                    105,004
55,000                               55,000  Qwest Capital Funding 7.90%, 08/15/10              31,075                     31,075
195,000                             195,000  Sprint Capital Corp. 5.70%, 11/15/03              173,281                    173,281
                     750,000        750,000  SBC Communications, 6.25%, 3/15/11                             767,838       767,838
130,000                             130,000  Tele-Communications, Inc.                         117,924                    117,924
                                             7.88%, 08/01/13
105,000                             105,000  Verizon New Jersey, Inc. 5.88%, 01/17/12           98,086                     98,086
105,000                             105,000  Verizon New York, Inc. 04/01/12                   104,470                    104,470
                                                                                          ------------               ------------

                                                                                             1,372,278                  2,140,116
                                                                                          ------------               ------------

Utilities

25,000                               25,000  Alberta Energy Co. Ltd. 7.38%, 11/01/31            26,680                     26,680
                     500,000        500,000  Consolidated Edison Inc.,                                      494,161       494,161
                                             5.625% 07/01/2012
60,000                               60,000  Chesapeake Energy Corp. 8.13%, 04/01/11            58,950                     58,950
115,000                             115,000  Constellation Energy Group 7.00%, 04/01/12        120,098                    120,098
155,000                             155,000  Dominion Resources, Inc. 8.13%, 06/15/10          174,067                    174,067
45,000                               45,000  FirstEnergy Corp., Series B                        43,690                     43,690
                                             6.45%, 11/15/11
50,000                               50,000  Midamerican Energy Co. 6.75%, 12/30/31             48,936                     48,936
55,000                               55,000  Oncor Electric Delivery * 6.38%, 05/01/12          56,510                     56,510
55,000                               55,000  Pacificorp 7.70%, 11/15/31                         61,071                     61,071
75,000                               75,000  Progress Energy, Inc. 7.10%, 03/01/11              79,231                     79,231
60,000                               60,000  Progress Energy, Inc. 6.85%, 04/15/12              62,486                     62,486
80,000                               80,000  PSE&G Power LLC 7.75%, 04/15/11                    84,546                     84,546
65,000                               65,000  Texas Utilities Holdings 6.38%, 06/15/06           66,853                     66,853
150,000                             150,000  Xcel Energy, Inc. 7.00%, 12/01/10                 136,426                    136,426
                                                                                          ------------               ------------

                                                                                             1,019,544                  1,513,705
                                                                                          ------------               ------------

TOTAL CORPORATE BONDS                                                                       15,591,112   14,594,066    30,185,178
                                                                                          ------------  -----------  ------------

MORTGAGE-BACKED SECURITIES
Federal Home Loan Mortgage Corporation
835,000                             835,000  5.75%, 01/15/12                                   857,891                    857,891
400,000                             400,000  TBA, 6.00%, 07/19/16                              407,750                    407,750
169,541                             169,541  Pool #C00785 6.50%, 06/01/29                      173,496                    173,496
416,500                             416,500  Pool #G01155 6.50%, 07/01/32                      426,947                    426,947
3,500,000                         3,500,000  TBA, 6.50%, 07/01/32                            3,568,908                  3,568,908
5,000,000                         5,000,000  TBA 7.00%, 07/01/32                             5,176,560                  5,176,560
                     125,427        125,427  9.00%, 08/01/04, Pool #380054                                  128,894       128,894
                     135,253        135,253  9.00%, 12/01/04, Pool #380061                                  140,904       140,904
                     107,747        107,747  9.50%, 08/01/05, Pool #200089                                  112,089       112,089
                      34,138         34,138  9.50%, 03/01/06, Pool #730238,                                  35,974        35,974
                                             Tiered Payment Note


                      94,877         94,877  8.00%, 11/01/08, Pool #309774                                   99,882        99,882
                                                                                                                     ------------

                                                                                            10,611,552      517,743    11,129,295
                                                                                          ------------  -----------  ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Federal National Mortgage Association
800,000                             800,000  1.74%, 07/10/02                                   799,613                    799,613
1,500,000                         1,500,000  TBA, 6.00%, 07/01/17                            1,528,594                  1,528,594
116,544                             116,544  Pool #436695 6.50%, 07/01/28                      119,371                    119,371
30,127                               30,127  Pool #459901 6.50%, 01/01/29                       30,858                     30,858
658,531                             658,531  Pool #479527 6.50%, 06/01/29                      673,503                    673,503
33,637                               33,637  Pool #507401 6.50%, 07/01/29                       34,402                     34,402
23,508                               23,508  Pool #509846 6.50%, 08/01/29                       24,042                     24,042
529,872                             529,872  Pool #252645 6.50%, 08/01/29                      541,919                    541,919
50,617                               50,617  Pool #508502 6.50%, 08/01/29                       51,768                     51,768
14,180                               14,180  Pool #508698 6.50%, 08/01/29                       14,502                     14,502
76,477                               76,477  Pool #509440 6.50%, 10/01/29                       78,216                     78,216
16,324                               16,324  Pool #511229 6.50%, 10/01/29                       16,695                     16,695
54,223                               54,223  Pool #519775 6.50%, 11/01/29                       55,456                     55,456
735,000                             735,000  7.25%, 05/15/30                                   836,959                    836,959
30,000                               30,000  6.63%, 11/15/30                                    31,674                     31,674
587,320                             587,320  Pool #590944 7.00%, 08/01/31                      608,922                    608,922
231,935                             231,935  Pool #606827 6.50%, 10/01/31                      236,826                    236,826
6,620,000                         6,620,000  TBA, 6.00%, 07/01/32                            6,599,314                  6,599,314
                      60,653         60,653  7.75%, 03/01/08, Pool #10072,                                   64,109        64,109
                                             Fha/VA Guaranteed
                      38,589         38,589  7.75%, 05/01/08, Pool #3918                                     40,787        40,787
                                             Fha/VA Guaranteed
                     104,577        104,577  Pool #205994, 7.00%, 03/01/08                                  110,478       110,478
                      85,504         85,504  Pool #251782, 10.50%, 3/1/18                                    97,906        97,906
                     261,444        261,444  Pool #252397, 7.50%, 05/1/28                                   276,083       276,083
                     274,163        274,163  Pool #496045, 8.00%, 1/1/28                                    294,365       294,365
                     375,161        375,161  Pool #496046, 8.50%, 10/1/26                                   404,221       404,221
                     163,886        163,886  Pool #499418, 8.00%, 10/1/27                                   175,763       175,763
                     474,498        474,498  Pool #516898, 7.00%, 1/1/30                                    492,209       492,209
                     163,193        163,193  Pool #538673, 8.00%, 6/1/23                                    175,019       175,019
                                                                                                        -----------  ------------
                                                                                            12,282,634    2,130,940    14,413,574
                                                                                          ------------  -----------  ------------


Financial Services
1,000,000                         1,000,000  CS First Boston Mortgage                        1,031,075                  1,031,075
                                             Securities Corp., Series
                                             02-CKN2, Class A3 6.13%, 04/15/37
1,000,000                         1,000,000  First Union - Lehman Brothers Commercial        1,071,443                  1,071,443
                                             Mortgage Trust, Series 97-C2,
                                             Class A3, CMO, 6.65%, 11/18/29
630,000                             630,000  LB Commercial Conduit Mortgage Trust,             697,790                    697,790
                                             Series 99-C2, Class A2,
                                             7.33%, 10/15/32
1,095,000                         1,095,000  LB-UBS Commercial Mortgage Trust,               1,154,287                  1,154,287
                                             Series 02-C1, Class A4,
                                             6.46%, 03/15/31
486,153                             486,153  Morgan Stanley Capital I, Series 98-WF2,          512,350                    512,350
                                             Class A1, 6.34%, 07/15/30
545,000                             545,000  Morgan Stanley Dean Witter Capital I,             570,744                    570,744
                                                                                          ------------               ------------
                                             Series 02-HQ, Class A2 6.09%, 04/15/34
                                                                                             5,037,689                  5,037,689
                                                                                          ------------               ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
---------------  -----------  -------------  -------------------------------------------  ------------  -----------  ------------


Government National Mortgage Association
3,000,000                         3,000,000  TBA, 6.50%, 07/01/32                            3,059,064                  3,059,064
1,500,000                         1,500,000  TBA, 6.50%, 07/15/32                            1,529,532                  1,529,532
                                                                                          ------------               ------------

                                                                                             4,588,596                  4,588,596
                                                                                          ------------               ------------

TOTAL MORTGAGE-BACKED SECURITIES                                                            32,520,471    2,648,683    35,169,154
                                                                                          ------------  -----------  ------------

U.S. GOVERNMENT LONG-TERM OBLIGATIONS
U.S. Treasury Bonds
                   2,000,000      2,000,000  9.25%, 02/15/16                                              2,748,502     2,748,502

                   3,500,000      3,500,000  7.25%, 05/15/16                                              4,124,946     4,124,946
500,000                             500,000  8.88%, 02/15/19                                   680,064                    680,064
725,000                             725,000  8.00%, 11/15/21                                   927,321                    927,321
535,000                             535,000  6.75%, 08/15/26                                   608,980                    608,980
160,000                             160,000  6.13%, 08/15/29                                   169,929                    169,929
385,000                             385,000  5.38%, 02/15/31                                   376,999                    376,999
                                                                                          ------------               ------------

                                                                                             2,763,293                  9,636,741
                                                                                          ------------               ------------

U.S. Treasury Notes
60,000                               60,000  3.63%, 08/31/03                                    60,982                     60,982
600,000                             600,000  3.00%, 02/29/04                                   603,492                    603,492
85,000                               85,000  3.50%, 11/15/06                                    83,486                     83,486
5,250,000                         5,250,000  4.38%, 05/15/07                                 5,322,187                  5,322,187
730,000                             730,000  4.88%, 02/15/12                                   732,738                    732,738
                     500,000        500,000  6.25%, 08/15/23                                                535,714       535,714
                   4,000,000      4,000,000  U.S. Treasury Note 5.75%, 08/15/10                           4,278,753     4,278,753
                     500,000        500,000  U.S. Treasury Note 5.00%, 08/15/11                             506,945       506,945

                                                                                             6,802,885                 12,124,297
                                                                                          ------------  -----------  ------------

TOTAL U.S. -  GOVERNMENT LONG TERM OBLIGATIONS                                               9,566,178   12,194,860    21,761,038
                                                                                          ------------  -----------  ------------

SHORT TERM INVESTMENTS
                     423,381        423,381  One Group Prime Money                                          423,381       423,381
                                                                                                        -----------  ------------
                                             Market- Institutional Class
Total Short Term Investments                                                                                423,381       423,381
                                                                                                        -----------  ------------

REPURCHASE AGREEMENT
                   2,801,815      2,801,815  Fifth Third Bank, 1.86%,                        2,801,815                  2,801,815
                                             7/1/02 (Fully collateralized by FG)
                                                                                          ------------               ------------

Total Repurchase Agreement                                                                   2,801,815                  2,801,815
                                                                                          ------------               ------------


J.P.  MORGAN  GVIT  BALANCED  FUND  /  BALANCED  PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                     30-Jun-02
(Unaudited)
Fund 1 represents J.P. Morgan GVIT Balanced Fund.  Fund 2 represents Balanced Portfolio.


                                                                                                                       PROFORMA
                                PROFORMA                                                     FUND 1       FUND 2       COMBINED
FUND 1             FUND 2       COMBINED                                                     MARKET       MARKET        MARKET
SHARES OR         SHARES OR     SHARES OR               SECURITY DESCRIPTION               VALUE ($)     VALUE ($)    VALUE ($)
PRINCIPAL         PRINCIPAL     PRINCIPAL
AMOUNT ($)       AMOUNT ($)    AMOUNT ($)
-------------------------------------------  -------------------------------------------  ------------  -----------  ------------


(A)TOTAL  INVESTMENTS  (COST  $184,437,269;  $63,971,280  AND  $248,408,549; RESPECTIVELY) 170,460,326   62,865,824   233,326,150
                                                                                           ===========   ==========   ===========

(a)   Cost  for  federal income tax and financial reporting purposes differs from value  by  net  unrealized  appreciation  (depreciation)  of  securities.
*     Represents  a  restricted  security acquired and eligible for resale under
      Rule  144A, which limits the resale to certain qualified buyers.
**    Bond  in  Default
***   Variable  Rate  Security.  The  rate  reflected  is  the  rate in effect
      6/30/02.
ADR   American  Depositary  Receipt
BKNT  Bank  Note
FG    Federal  Gold
MTNM  Medium  Term  Note


--------------------------------------------------------------------------------------------------
At June 30, 2002 the Fund's open long futures were as follows:

                                                                                   Unrealized
                                                                   Market Value    Appreciation
Number of Long                                                     Covered by       (Depreciation)
(Short) Contracts   Long / Short Contracts   Expiration            Contracts       at 6/30/02
--------------------------------------------------------------------------------------------------
10                  90day Euro$Future                     9/16/02  $   2,451,125   $       30,570
(44)                U.S. 5yr Note Future                  9/19/02     (4,726,563)         (83,325)
(46)                U.S. 5yr Note Future                  9/19/02     (4,932,781)         (91,830)
11                  U.S. Long Bond Future                 9/19/02      1,130,594           28,171
10                  90day Euro$Future                    12/16/02      2,443,250           39,945
10                  90day Euro$Future                     3/17/03      2,431,125           43,570
10                  90day Euro$Future                     6/16/03      2,415,375           40,070
10                  90day Euro$Future                     9/15/03      2,401,000           33,820
10                  90day Euro$Future                    12/15/03      2,390,375           29,195
10                  90day Euro$Future                     3/15/04      2,383,125           25,945
10                  90day Euro$Future                     6/14/04      2,377,125           (3,143)
                                                                                   ---------------
TOTAL CONTRACTS:                                                                   $       92,988
                                                                                   ===============

See  notes  to  financial  statements.

                                              GARTMORE GVIT GOVERNMENT BOND FUND
                                                       MS BOND PORTFOLIO
                                   PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                         AS OF 6/30/02
                                                          (UNAUDITED)

                                                          GARTMORE GVIT
                                                            GOVERNMENT      MS BOND       PRO FORMA             PRO FORMA
                                                            BOND FUND      PORTFOLIO     ADJUSTMENTS        COMBINED (NOTE 1)
                                                          --------------  ------------  -------------       ------------------
ASSETS:
Investment, at value
(cost $1,316,298,031, $72,107,685 and $1,388,405,716;     $1,361,022,839  $72,375,669   $          -        $   1,433,398,508
  respectively)
Repurchase agreements, at cost                               161,601,510            -              -              161,601,510
                                                          --------------  ------------  -------------       ------------------
    Total Investments                                      1,522,624,349   72,375,669              -            1,595,000,018
Cash                                                              45,244    1,159,921              -                1,205,165
Interest and dividends receivable                             14,230,861      468,277              -               14,699,138
Receivable for investments sold                                        -    3,229,404              -                3,229,404
Prepaid expenses and other assets                                  8,925          989              -                    9,914
                                                          --------------  ------------  -------------       ------------------
    Total Assets                                           1,536,909,379   77,234,260              -            1,614,143,639
                                                          --------------  ------------  -------------       ------------------

LIABILITIES:
Payable for investments purchased                                      -   19,348,665              -               19,348,665
Accrued expenses and other payables:
  Investment advisory fees                                       595,095       18,958              -                  614,053
  Fund administration fees                                        79,158       14,064              -                   93,222
  Administrative servicing fees                                  180,994            -              -                  180,994
  Other                                                          105,751        8,274              -                  114,025
                                                          --------------  ------------  -------------       ------------------
    Total Liabilities                                            960,998   19,389,961              -               20,350,959
                                                          --------------  ------------  -------------       ------------------
NET ASSETS                                                $1,535,948,381  $57,844,299   $          -        $   1,593,792,680
                                                          ==============  ============  =============       ==================
REPRESENTED BY:
Capital                                                   $1,489,391,110  $57,408,431   $          -        $   1,546,799,541
Accumulated net investment income (loss)                       1,344,183    1,506,791              -                2,850,974
Accumulated net realized gains (losses) from investment          488,280   (1,338,907)             -                 (850,627)
  transactions
Net unrealized appreciation (depreciation) on investments     44,724,808      267,984              -               44,992,792
                                                          --------------  ------------  -------------       ------------------
NET ASSETS                                                $1,535,948,381  $57,844,299   $          -        $   1,593,792,680
                                                          ==============  ============  =============       ==================

NET ASSETS:
Class I Shares                                            $1,535,903,168  $         -   $          -        $   1,535,903,168
Class III Shares                                                  45,213            -              -                   45,213
Class IV Shares (a)                                                    -   57,844,299              -               57,844,299
                                                          --------------  ------------  -------------       ------------------
    Total                                                 $1,535,948,381  $57,844,299   $          -        $   1,593,792,680
                                                          ==============  ============  =============       ==================

SHARES OUTSTANDING (unlimited number of
shares authorized):
Class I Shares                                               129,496,587            -              -              129,496,587
Class III Shares                                                   3,815            -              -                    3,815
Class IV Shares (a)                                                    -    5,372,332       (495,072)  (b)          4,877,260
                                                          --------------  ------------  -------------       ------------------
    Total                                                    129,500,402    5,372,332       (495,072)             134,377,662
                                                          ==============  ============  =============       ==================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                            $        11.86  $         -   $          -        $           11.86
                                                          ==============  ============  =============       ==================
Class III Shares                                          $        11.85  $         -   $          -        $           11.85
                                                          ==============  ============  =============       ==================
Class IV Shares (a)                                       $            -  $     10.76   $          -        $           11.86
                                                          ==============  ============  =============       ==================

--------------------------------
*  Not subject to a front-end sales charge.

(a) Represents the class to which Market Street shares will be invested upon the Reorganization.  Currently Market Street
    Portfolios offer only one class of shares.
(b) Shares adjusted to reflect the purchase into GVIT Acquiring Fund at Class I shares net asset value.

                                              GARTMORE GVIT GOVERNMENT BOND FUND
                                                      MS BOND PORTFOLIO
                                         PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                                FOR THE PERIOD ENDED 06/30/02
                                                         (UNAUDITED)



                                                   GARTMORE GVIT
                                                    GOVERNMENT            MS BOND      PRO FORMA          PRO FORMA COMBINED
                                                     BOND FUND           PORTFOLIO    ADJUSTMENTS              (NOTE 1)
                                                  ---------------       -----------  -------------       --------------------
INVESTMENT INCOME:
Interest income                                   $   73,598,783        $3,062,784   $          -        $        76,661,567
Dividend income (net of foreign tax withholding
  tax of $0; $0; $0; respectively)                             -            21,315              -                     21,315
                                                  ---------------       -----------  -------------       --------------------
    Total Income                                      73,598,783         3,084,099              -                 76,682,882
                                                  ---------------       -----------  -------------       --------------------

EXPENSES:
  Investment advisory fees                             6,407,201           210,049         40,367   (a)            6,657,617
  Fund administration and transfer agent fees            816,898            94,382        (71,106)  (a)              840,174
  Audit fees                                              60,146             3,506         (3,506)  (b)               60,146
  Custodian fees                                         120,505            12,689        (18,531)  (a)              114,663
  Insurance fees                                          13,570               942           (942)  (b)               13,570
  Legal fees                                              51,955            25,406        (25,406)  (b)               51,955
  Printing expenses                                       24,970             8,912         (3,119)  (b)               30,763
  Trustees' fees                                          34,702             1,612         (1,612)  (b)               34,702
  Administrative servicing fees Class I Shares         2,012,927                 -              -                  2,012,927
  Administrative servicing fees Class IV Shares                -                 -         78,783   (c)               78,783
  Other                                                   22,866             1,163         (1,163)  (b)               22,866
                                                  ---------------       -----------  -------------       --------------------
    Total expenses before waived or
      reimbursed expenses                              9,565,740           358,661         (6,235)                 9,918,166
Expenses waived or reimbursed                           (549,342)  (d)     (10,654)         6,235                   (553,761)
                                                  ---------------       -----------  -------------       --------------------
    Total Expenses                                     9,016,398           348,007              -                  9,364,405
                                                  ---------------       -----------  -------------       --------------------
NET INVESTMENT INCOME (LOSS)                          64,582,385         2,736,092              -                 67,318,477
                                                  ---------------       -----------  -------------       --------------------

REALIZED/UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
    transactions                                       8,495,400           412,156              -                  8,907,556
Net change in unrealized appreciation/
    depreciation on investments                       33,500,676           195,022              -                 33,695,698
                                                  ---------------       -----------  -------------       --------------------
Net realized /unrealized gains (losses) on
    investments                                       41,996,076           607,178              -                 42,603,254
                                                  ---------------       -----------  -------------       --------------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $  106,578,461        $3,343,270   $          -        $       109,921,731
                                                  ===============       ===========  =============       ====================

--------------------------------

(a) Change based on assumption that current GVIT fee structure for these fees would have been in place during the period.
(b) Reduced to reflect duplication of expenses by Market Street Portfolios.
(c) Reflects the Administrative Service fee that will be applicable to Class IV shares upon the completion of the
    Reorganization.
(d) Reflects a voluntary waiver/reimbursement during the period, but which is not in effect at the end of the period.

GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Farm Credit Bank
10,000,000                    10,000,000  6.30%, 09/23/04                                   10,649,980                 10,649,980
10,000,000                    10,000,000  6.50%, 11/22/05                                   10,822,830                 10,822,830
10,000,000                    10,000,000  5.55%, 03/26/08                                   10,440,800                 10,440,800
                                                                                          ------------               ------------
                                                                                            31,913,610                 31,913,610
                                                                                          ------------               ------------

Federal Home Loan Bank
4,135,000                      4,135,000  5.74%, 02/25/05                                    4,367,441                  4,367,441
8,500,000                      8,500,000  7.32%, 04/21/05                                    9,356,673                  9,356,673
15,000,000                    15,000,000  4.58%, 04/22/05                                   15,274,920                 15,274,920
6,395,000                      6,395,000  5.80%, 08/12/05                                    6,792,667                  6,792,667
5,000,000                      5,000,000  5.12%, 03/17/06                                    5,135,670                  5,135,670
5,835,000                      5,835,000  5.70%, 06/07/06                                    6,094,914                  6,094,914
20,000,000                    20,000,000  5.63%, 07/26/06                                   20,886,979                 20,886,979
16,375,000                    16,375,000  5.24%, 12/18/08                                   16,772,617                 16,772,617
6,860,000                      6,860,000  5.91%, 04/07/09                                    7,268,774                  7,268,774
10,000,000                    10,000,000  6.63%, 06/30/14                                   10,913,820                 10,913,820
6,900,000                      6,900,000  7.38%, 02/13/15                                    8,037,631                  8,037,631
                                                                                          ------------               ------------
                                                                                           110,902,106                110,902,106
                                                                                          ------------               ------------

Federal Home Loan Mortgage Corporation
25,000,000                    25,000,000  3.50%, 04/19/04                                   25,168,600                 25,168,600
25,000,000                    25,000,000  3.88%, 02/15/05                                   25,281,075                 25,281,075
5,000,000                      5,000,000  6.80%, 08/22/05                                    5,466,050                  5,466,050
5,000,000                      5,000,000  6.79%, 08/26/05                                    5,465,195                  5,465,195
10,000,000                    10,000,000  5.70%, 07/11/06                                   10,310,490                 10,310,490
10,000,000                    10,000,000  5.38%, 08/16/06                                   10,372,930                 10,372,930
6,666,000                      6,666,000  5.82%, 12/05/06                                    6,867,640                  6,867,640
5,000,000                      5,000,000  6.70%, 01/09/07                                    5,488,415                  5,488,415
10,000,000                    10,000,000  4.88%, 03/15/07                                   10,221,430                 10,221,430
30,000,000                    30,000,000  6.00%, 05/25/12                                   30,276,660                 30,276,660
9,379,412                      9,379,412  6.50%, 03/15/31                                    9,651,682                  9,651,682
                    94,877        94,877  Pool #309774, 8.00%, 11/01/08                         99,882                     99,882
                     7,920         7,920  Pool #170217, 8.00%, 03/01/17                          8,519                      8,519
                   903,191       903,191  Pool #C01172, 6.50%, 05/01/31                        922,744                    922,744
                   183,751       183,751  Gold Pool #C01184, 6.50%, 06/01/31                   187,729                    187,729
                   850,317       850,317  Gold Pool #C60657, 6.50%, 11/01/31                   868,726                    868,726
                   500,000       500,000  6.25%, 7/15/32                                       502,698                    502,698
                   400,000       400,000  TBA Gold, 7.50%, 07/01/32                                         419,875       419,875
                                                                                                        ------------
                                                                                          ------------               ------------
                                                                                           144,570,167    3,010,173   147,580,340
                                                                                          ------------               ------------

Federal National Mortgage Association
31,200,000                    31,200,000  3.48%, 05/05/04                                   31,335,938                 31,335,938
32,000,000                    32,000,000  3.80%, 12/20/04                                   32,360,000                 32,360,000
10,000,000                    10,000,000  5.50%, 05/03/06                                   10,425,540                 10,425,540
7,000,000                      7,000,000  5.78%, 06/06/06                                    7,240,639                  7,240,639
10,000,000                    10,000,000  5.15%, 05/03/07                                   10,295,680                 10,295,680
5,000,000                      5,000,000  6.50%, 07/25/08                                    5,319,454                  5,319,454
5,010,000                      5,010,000  15.00%, 08/06/13                                   8,923,151                  8,923,151
12,545,000                    12,545,000  10.35%, 12/10/15                                  18,010,204                 18,010,204
4,781,807                      4,781,807  6.68%, 05/01/16                                    5,082,272                  5,082,272


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


384,704                          384,704  9.25%, 10/25/18                                      426,530                    426,530
                   600,000       600,000  5.00%, 01/15/07                                                   616,376       616,376
                 1,060,000     1,060,000  6.00%, 05/15/11                                                 1,110,907     1,110,907
                    40,000        40,000  5.38%, 11/15/11                                                    40,039        40,039
                   195,339       195,339  Pool #50544, 8.00%, 03/01/22                                      209,733       209,733
                   137,051       137,051  Pool #538673, 8.00%, 06/01/23                                     146,983       146,983
                   283,777       283,777  Series 2001-W2, Class AS1, 4.49%, 08/25/28                        284,864       284,864
                    89,368        89,368  Pool #251532, 10.50%, 11/01/17                                    102,248       102,248
                   191,522       191,522  Pool #25228, 7.00%, 12/01/28                                      199,216       199,216
                   556,212       556,212  Pool #252396, 7.00%, 09/01/28                                     578,353       578,353
                   494,990       494,990  Pool #252471, 8.50%, 04/01/28                                     534,330       534,330
                 1,500,000     1,500,000  TBA (b), 6.00%, 07/01/32                                        1,495,313     1,495,313
                 3,000,000     3,000,000  TBA (b), 7.00%, 07/01/32                                        3,105,937     3,105,937
                                                                                          ------------  -----------  ------------
                                                                                           129,419,408    8,424,299   137,843,707
                                                                                          ------------  -----------  ------------

Government National Mortgage Association
                   227,387       227,387  Pool #387078, 7.00%, 04/15/09                                     241,876       241,876
                   620,026       620,026  Pool #348813, 7.50%, 06/15/23                                     659,655       659,655
                   617,461       617,461  Pool #366564, 7.50%, 09/15/23                                     656,927       656,927
                   210,799       210,799  Pool #536369, 7.50%, 11/15/30                                     222,647       222,647
                   800,000       800,000  Series 1999-C2, Class A2, 6.95%, 09/15/33                         869,527       869,527
                   226,204       226,204  Pool #250559, 7.50%, 03/01/26                                     241,158       241,158
                 8,200,000     8,200,000  TBA (b), 6.50%, 07/01/32                                        8,361,442     8,361,442
                 2,800,000     2,800,000  TBA (b), 7.00%, 07/15/32                                        2,905,874     2,905,874
                                                                                                        -----------  ------------
                                                                                                         14,159,106    14,159,106
                                                                                                        -----------  ------------

Guaranteed Export Trust
20,235,546                    20,235,546  7.12%, 04/15/06                                   21,626,943                 21,626,943
                                                                                          ------------               ------------

Private Export Funding Company
3,200,000                      3,200,000  5.80%, 02/01/04                                    3,295,168                  3,295,168
9,528,000                      9,528,000  6.86%, 04/30/04                                    9,986,202                  9,986,202
8,100,000                      8,100,000  6.62%, 10/01/05                                    8,786,410                  8,786,410

                                                                                          ------------               ------------
                                                                                            22,067,780                 22,067,780
                                                                                          ------------               ------------

Resolution Funding Corp.
20,000,000                    20,000,000  0.00%, 07/21/03                                   19,498,300                 19,498,300
100,000,000                  100,000,000  0.00%, 01/15/13                                   55,673,700                 55,673,700
25,000,000                    25,000,000  0.00%, 07/15/13                                   13,397,925                 13,397,925
25,000,000                    25,000,000  0.00%, 01/15/14                                   12,881,775                 12,881,775
30,000,000                    30,000,000  0.00%, 01/15/15                                   14,347,950                 14,347,950

                                                                                          ------------               ------------
                                                                                           115,799,650                115,799,650
                                                                                          ------------               ------------

Stripped Government Receipts
10,000,000                    10,000,000  0.00%, 05/15/11                                    8,496,210                  8,496,210
20,000,000                    20,000,000  0.00%, 11/15/11                                   16,616,360                 16,616,360
25,000,000                    25,000,000  0.00%, 11/15/21                                    7,908,950                  7,908,950

                                                                                          ------------               ------------
                                                                                            33,021,520                 33,021,520
                                                                                          ------------               ------------

U.S. Government Agency
13,000,000                    13,000,000  5.34%, 03/15/06                                   13,582,907                 13,582,907
                                                                                          ------------               ------------


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


U.S. Treasury Bonds
15,000,000                    15,000,000  10.38%, 11/15/12                                  19,279,095                 19,279,095
45,000,000                    45,000,000  12.00%, 08/15/13                                  62,917,380                 62,917,380
51,000,000                    51,000,000  11.25%, 02/15/15                                  79,233,293                 79,233,293
35,000,000                    35,000,000  8.75%, 05/15/17                                   46,699,310                 46,699,310
30,000,000                    30,000,000  9.00%, 11/15/18                                   41,193,750                 41,193,750
43,000,000                    43,000,000  6.75%, 08/15/26                                   48,946,083                 48,946,083
                   390,000       390,000  5.38%, 02/15/31                                                   381,895       381,895
                   330,000       330,000  6.13%, 08/15/29                                                   350,479       350,479
                                                                                                        -----------  ------------

                                                                                           298,268,911      732,374   299,001,285
                                                                                          ------------  -----------  ------------

U.S. Treasury Inflation Protected Bonds
                 3,080,000     3,080,000  3.88%, 04/15/29                                                 3,796,582     3,796,582
                                                                                                        -----------  ------------

U.S. Treasury Notes
                   280,000       280,000  4.75%, 11/15/08                                                   285,123       285,123
18,000,000                    18,000,000  10.38%, 11/15/09                                  20,900,394                 20,900,394
                                                                                          ------------               ------------

                                                                                            20,900,394      285,123    21,185,517
                                                                                          ------------  -----------  ------------

U.S. Treasury Strips
                 1,650,000     1,650,000  0.00%, 11/25/27                                                   370,004       370,004
                                                                                                        -----------  ------------

Total U.S. Government Agency Obligations                                                   942,073,396   30,777,661   972,851,057
                                                                                          ------------  -----------  ------------

MORTGAGE-BACKED SECURITIES
Federal Home Loan Mortgage Corporation
10,496,720                    10,496,720  Pool #M90718, Pool                                10,739,034                 10,739,034
                                          #M90718, 5.50%, 04/01/07
861,569                          861,569  Series 107,                                          862,453                    862,453
                                          Class F, 8.65%, 12/15/04
2,676,030                      2,676,030  Series 1136,                                       2,747,814                  2,747,814
                                          Class H, 6.00%, 09/15/21
15,000,000                    15,000,000  Series 13, Class                                  15,955,094                 15,955,094
                                          PL, 7.00%, 08/25/22
4,750,000                      4,750,000  Series 1541, 7.00%, 10/15/22                       5,073,316                  5,073,316
5,000,000                      5,000,000  Series 1583, 6.50%, 03/15/22                       5,280,129                  5,280,129
4,396,000                      4,396,000  Series 1711, 6.75%, 06/15/23                       4,671,383                  4,671,383
3,271,000                      3,271,000  Series 2043, 6.50%, 05/15/14                       3,409,391                  3,409,391
19,370,000                    19,370,000  Series 2050, Series 2050                          20,208,244                 20,208,244
                                          Class Pg, 6.00%, 12/15/11
12,000,000                    12,000,000  Series 2063, 6.25%, 04/15/12                      12,559,003                 12,559,003
10,000,000                    10,000,000  Series 2072, 6.25%, 07/15/24                      10,337,407                 10,337,407
15,000,000                    15,000,000  Series 2081, 6.25%, 06/15/24                      15,477,608                 15,477,608
11,000,000                    11,000,000  Series 2102, 6.00%, 10/15/11                      11,483,287                 11,483,287
3,500,000                      3,500,000  Series 2114, 6.00%, 01/15/28                       3,478,008                  3,478,008
12,000,000                    12,000,000  Series 2115, 6.00%, 11/15/10                      12,495,060                 12,495,060
11,500,000                    11,500,000  Series 2138, 6.00%, 12/15/11                      11,970,877                 11,970,877
10,000,000                    10,000,000  Series 2348, 6.50%, 11/15/14                      10,368,064                 10,368,064
10,000,000                    10,000,000  Series 2353, Series 2353,                         10,371,316                 10,371,316
                                          Class Pc, 6.50%, 09/15/15
10,000,000                    10,000,000  Series 2362, 7.00%, 07/15/21                      10,555,139                 10,555,139


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


                                                                                          ------------               ------------
                                                                                           178,042,627                178,042,627
                                                                                          ------------               ------------

Federal National Mortgage Association
9,279,978                      9,279,978  Pool #323286, 7.13%, 09/01/07                     10,076,363                 10,076,363
3,895,654                      3,895,654  Pool #375411, 6.97%, 10/01/07                      4,226,933                  4,226,933
8,807,060                      8,807,060  Pool #375593, 6.68%, 12/01/07                      9,352,394                  9,352,394
4,940,295                      4,940,295  Pool #380276, 6.36%, 04/01/08                      5,233,424                  5,233,424
14,257,676                    14,257,676  Pool #380348, 6.28%, 05/01/08                     15,055,740                 15,055,740
6,529,916                      6,529,916  Pool #380538, 6.24%, 08/01/08                      6,884,507                  6,884,507
4,807,930                      4,807,930  Pool #381089, 5.70%, 01/01/09                      4,952,322                  4,952,322
11,382,957                    11,382,957  Pool #383661, 6.62%, 06/01/16                     12,162,781                 12,162,781
7,608,082                      7,608,082  Pool # 73442, 7.08%, 05/01/06                      8,237,294                  8,237,294
9,114,727                      9,114,727  Pool #M80696, 6.00%, 08/01/08                      9,347,895                  9,347,895
465,279                          465,279  Series 1991-73, 8.00%, 07/25/21                      504,317                    504,317
4,052,948                      4,052,948  Series 1992-192, 6.50%, 08/25/07                   4,210,576                  4,210,576
9,534,153                      9,534,153  Series 1992-68, 8.00%, 05/25/07                   10,128,142                 10,128,142
10,000,000                    10,000,000  Series 1993-149, Class M,                         10,657,359                 10,657,359
                                          7.00%, 08/25/23
1,216,276                      1,216,276  Series 1993-164, 6.50%, 09/25/08                   1,228,981                  1,228,981
4,742,240                      4,742,240  Series 1993-188, 6.25%, 03/25/13                   4,924,014                  4,924,014
5,000,000                      5,000,000  Series 1993-223, 6.50%, 05/25/23                   5,278,382                  5,278,382
6,000,376                      6,000,376  Series 1994-33, 6.00%, 03/25/09                    6,283,319                  6,283,319
10,000,000                    10,000,000  Series 1994-76, 5.00%, 02/25/24                   10,276,458                 10,276,458
5,000,000                      5,000,000  Series 1997-26, Class B,                           5,211,396                  5,211,396
                                          7.00%, 05/18/27
4,500,000                      4,500,000  Series 1998-M2 C, 6.43%, 02/17/30                  4,779,362                  4,779,362
5,000,000                      5,000,000  Series 1999-64, 7.00%, 07/25/26                    5,226,680                  5,226,680
6,924,000                      6,924,000  Series 2001-25, 6.50%, 02/25/15                    7,151,517                  7,151,517
14,944,800                    14,944,800  Series 2001-41, 6.50%, 01/25/15                   15,502,020                 15,502,020
6,215,000                      6,215,000  Series 2001-T11, Class B,                          6,247,550                  6,247,550
                                          5.50%, 09/25/11
                                                                                          ------------               ------------
                                                                                           183,139,726                183,139,726
                                                                                          ------------               ------------

Government National Mortgage Association
29,838,491                    29,838,491  Series 2002-29, 6.50%, 02/16/13                   31,307,171                 31,307,171
4,640,000                      4,640,000  Series 96-22, 7.00%, 08/16/13                      4,958,742                  4,958,742

                                                                                          ------------               ------------
                                                                                            36,265,913                 36,265,913
                                                                                          ------------               ------------

Veterans Administration
10,932,495                    10,932,495  Vendee Mortgage Trust, 6.75%,                     11,419,647                 11,419,647
                              06/15/26
                                                                                          ------------               ------------
TOTAL MORTGAGE-BACKED SECURITIES                                                           408,867,913                408,867,913
                                                                                          ------------  -----------  ------------
CORPORATE BONDS
Aerospace
                    30,000        30,000  Lear Corp., 7.96%, 05/15/05                                        30,926        30,926
                                                                                                       ------------  ------------



GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


Aerospace / Defense
                   300,000       300,000  Lockheed Martin, 8.50%, 12/01/29                                  362,113       362,113
                                                                                                       ------------  ------------

Auto Parts & Equipment
                    30,000        30,000  Lear Corp., 8.11%, 05/15/09*                                       30,750        30,750
                                                                                                       ------------  ------------

Automobiles
                   120,000       120,000  Ford Motor Co., 8.90%, 01/15/32                                   129,850       129,850
                                                                                                       ------------  ------------

Automotive & Equipment
                    17,000        17,000  American Axle &                                                    18,020        18,020
                                          Manufacturing, Inc., 9.75%, 03/01/09
                    51,000        51,000  Avis Group Holdings, Inc., 11.00%, 05/01/09                        55,590        55,590
                                                                                                       ------------  ------------
                                                                                                             73,610        73,610
                                                                                                       ------------  ------------

Banks
                   200,000       200,000  Bank of America Corp., 7.13%, 09/15/06                            218,293       218,293
                   100,000       100,000  Bank of America Corp., 7.40%, 01/15/11                            109,520       109,520
                   500,000       500,000  First Union National Bank, 7.80%, 08/18/10                        559,650       559,650
                   100,000       100,000  Sumitomo Mitsui Bank Corp., 8.00%, 06/15/12                       100,818       100,818
                                                                                                       ------------  ------------
                                                                                                            988,281       988,281
                                                                                                       ------------  ------------

Beverages
                   300,000       300,000  Anheuser Busch Co., Inc., 7.50%, 03/15/12                         345,091       345,091
                    26,000        26,000  Constellation Brands, Inc., 8.00%, 02/15/08                        26,780        26,780
                    11,000        11,000  Constellation Brands, Inc., 8.13%, 01/15/12                        11,289        11,289
                   300,000       300,000  Pepsi Bottling Group, Inc., 7.00%, 03/01/29                       319,244       319,244
                                                                                                       ------------  ------------
                                                                                                            702,404       702,404
                                                                                                       ------------  ------------

Broadcast Media / Cable Television
                    51,000        51,000  Chancellor Media Corp.,                                            49,725        49,725
                                          Series B, 8.125%, 12/15/07
                    12,000        12,000  Chancellor Media Corp., Sr.                                        11,880        11,880
                                          Note, 8.00%, 11/01/08
                    22,000        22,000  Fox Sports Networks LLC, 8.875%, 8/15/07                           22,660        22,660
                                                                                                       ------------  ------------
                                                                                                             84,265        84,265
                                                                                                       ------------  ------------

Broadcast Media / Television
                    62,000        62,000  Echostar DBS Corp., 9.375%, 02/01/09                               57,350        57,350
                                                                                                       ------------  ------------

Building & Building Services
                    40,000        40,000  American Standard, Inc., 7.38%, 04/15/05                           41,200        41,200
                     5,000         5,000  American Standard, Inc., 7.38%, 02/01/08                            5,150         5,150
                    17,000        17,000  American Standard, Inc., 7.63%, 02/15/10                           17,510        17,510
                    12,000        12,000  Beazer Homes USA, Inc. (d), 8.38%, 04/15/12                        12,120        12,120
                    10,000        10,000  Nortek, Inc., 9.25%, 03/15/07                                      10,125        10,125
                    30,000        30,000  Packaging Corporation of America,                                  32,400        32,400
                                          9.63%, 04/01/09
                    28,000        28,000  Pulte Homes, Inc., 7.88%, 08/01/11                                 29,489        29,489
                    19,000        19,000  Ryland Group, Inc., 8.00%, 08/15/06                                19,143        19,143
                    10,000        10,000  Ryland Group, Inc., 8.25%, 04/01/08                                10,000        10,000
                    40,000        40,000  Schuler Homes, Inc., 9.38%, 07/15/09                               40,800        40,800
                                                                                                       ------------  ------------
                                                                                                            217,937       217,937
                                                                                                       ------------  ------------


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


Chemicals
                   150,000       150,000  Raytheon Co., 6.75%, 08/15/07                                     159,321       159,321
                   120,000       120,000  Raytheon Co., 7.20%, 08/15/27                                     122,520       122,520
                                                                                                       ------------  ------------
                                                                                                            281,841       281,841
                                                                                                       ------------  ------------

Chemicals / Diversified
                     5,000         5,000  Georgia- Pacific Corp., 9.50%, 12/01/11                             5,089         5,089
                     5,000         5,000  Lyondell Chemical Co. (d), 9.50%, 12/15/08                          4,688         4,688
                    18,000        18,000  Macdermid, Inc., 9.13%, 07/15/11                                   18,900        18,900
                                                                                                       ------------  ------------
                                                                                                             28,677        28,677
                                                                                                       ------------  ------------

Communications
                   170,000       170,000  AOL Time Warner, Inc., 7.70%, 05/01/32                            150,807       150,807
                   180,000       180,000  AT&T Corp., 6.50%, 03/15/29                                       124,200       124,200
                    90,000        90,000  AT&T Corp. (d), 8.00%, 11/15/31                                    70,650        70,650
                   450,000       450,000  Bell Atlantic Financial, 4.25%, 09/15/05                          473,115       473,115
                   250,000       250,000  BellSouth Corp., 6.88%, 10/15/31                                  247,631       247,631
                   200,000       200,000  British Telecom PLC, 8.38%, 12/15/10                              217,640       217,640
                    68,000        68,000  Charter Communications                                             45,560        45,560
                                          Holdings, 8.63%, 04/01/09
                    10,000        10,000  Crown Castle International                                          6,300         6,300
                                          Corp., 9.38%, 08/01/11
                     8,000         8,000  Emmis Communications                                                7,800         7,800
                                          Corp., 8.13%, 03/15/09
                    50,000        50,000  France Telecom SA, 8.25%, 03/01/11                                 45,654        45,654
                    30,000        30,000  Insight Communications, Inc., 0.00%,
                                                                                02/15/11                     12,900        12,900
                   200,000       200,000  MCI WorldCom, Inc., 6.40%, 08/15/05                                30,000        30,000
                    21,000        21,000  Mediacom LLC, 9.50%, 01/15/13                                      18,165        18,165
                    29,000        29,000  Panamsat Corp. (d), 8.50%, 02/01/12                                26,680        26,680
                   230,000       230,000  Qwest Capital Funding,                                            225,400       225,400
                                          Inc. (c) (d), 2.46%, 07/08/02
                   200,000       200,000  Qwest Corp., 7.63%, 06/09/03                                      184,000       184,000
                   100,000       100,000  Sprint Capital Corp., 6.13%, 11/15/08                              76,523        76,523
                    50,000        50,000  Sprint Capital Corp., 7.63%, 01/30/11                              39,782        39,782
                   170,000       170,000  WorldCom, Inc., 8.25%, 05/15/31                                    25,500        25,500
                                                                                                       ------------  ------------
                                                                                                          2,028,307     2,028,307
                                                                                                       ------------  ------------

Computers / Hardware
                    10,000        10,000  Echostar DBS Corp. (d), 9.13%, 01/15/09                             9,150         9,150
                   400,000       400,000  Electronic Data Systems                                           423,014       423,014
                                          Corp., 6.85%, 10/15/04
                   500,000       500,000  Sun Microsystems, Inc., 7.00%, 08/15/02                           501,796       501,796
                    31,000        31,000  Unisys Corp., 7.25%, 01/15/05                                      30,380        30,380
                                                                                                       ------------  ------------
                                                                                                            964,340       964,340
                                                                                                       ------------  ------------



GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


Construction & Building Materials
                    55,000        55,000  Nortek, Inc., 8.875%, 08/01/08                                     55,412        55,412
                                                                                                       ------------  ------------

Electronics
                    10,000        10,000  AES Corp., 8.75%, 12/15/02                                          9,300         9,300
                    34,000        34,000  AES Corp., 9.50%, 06/01/09                                         22,440        22,440
                    24,000        24,000  Flextronics International Ltd., 9.88%,
                                          07/01/10                                                           25,080        25,080
                   280,000       280,000  General Electric Capital Trust,
                                          5.88%, 02/15/12                                                   277,310       277,310
                    24,000        24,000  L-3 Communications Corp. (d), 7.63%,
                                          06/15/12                                                           24,060        24,060
                                                                                                       ------------  ------------
                                                                                                            358,190       358,190
                                                                                                       ------------  ------------

Energy
                    30,000        30,000  CMS Energy Corp., 9.88%, 10/15/07                                  22,500        22,500
                    60,000        60,000  CMS Energy Corp., 8.50%, 04/15/11                                  42,600        42,600
                   500,000       500,000  Emerson Electric Co., 7.88%, 06/01/05                             550,689       550,689
                   140,000       140,000  Hydro-Quebec, 6.30%, 05/11/11                                     148,411       148,411
                   110,000       110,000  Hydro-Quebec, 7.50%, 04/01/16                                     127,818       127,818
                   140,000       140,000  Mirant Americas Generation                                        100,100       100,100
                                          LLC, 9.13%, 05/01/31
                    10,000        10,000  XTO Energy, Inc., 7.50%, 04/15/12                                  10,200        10,200
                                                                                                       ------------  ------------
                                                                                                          1,002,318     1,002,318
                                                                                                       ------------  ------------

Entertainment
                   112,000       112,000  CSC Holdings, Inc., 7.63%, 04/01/11                                90,113        90,113
                    10,000        10,000  Mohegan Tribal Gaming, 8.13%, 01/01/06                             10,250        10,250
                    11,000        11,000  Mohegan Tribal Gaming, 8.75%, 01/01/09                             11,399        11,399
                    20,000        20,000  Mohegan Tribal Gaming, 8.38%, 07/01/11                             20,425        20,425
                    60,000        60,000  Park Place Entertainment                                           62,700        62,700
                                          Corp., 9.38%, 02/15/07
                     8,000         8,000  Six Flags, Inc., 9.50%, 02/01/09                                    8,160         8,160
                                                                                                       ------------  ------------
                                                                                                            203,047       203,047
                                                                                                       ------------  ------------

Fertilizers
                     9,000         9,000  IMC Global, Inc., Series B, 10.88%,
                                          06/01/08                                                            9,675         9,675
                                                                                                       ------------  ------------

Finance
                   300,000       300,000  Anadarko Finance Co., 7.50%, 05/01/31                             319,994       319,994
                   500,000       500,000  Citigroup, Inc., 6.50%, 01/18/11                                  519,916       519,916
                   150,000       150,000  Credit Suisse FirstBoston                                         153,457       153,457
                                          USA, Inc., 5.75%, 04/15/07
                   111,463       111,463  Dryden Investor Trust (d), 7.16%, 07/23/08                        116,439       116,439
                   260,000       260,000  Ford Motor Credit Corp., 7.38%, 02/01/11                          263,352       263,352
                 1,500,000     1,500,000  Freddie Mac, 5.00%, 01/15/04                                    1,554,637     1,554,637
                   160,000       160,000  General Electric Capital Corp., 6.75%,
                                          03/15/32                                                          157,164       157,164
                   410,000       410,000  Goldman Sachs Group, Inc., 6.60%, 01/15/12                        417,628       417,628
                   100,000       100,000  Household Finance Corp., 7.20%, 07/15/06                          104,924       104,924
                    60,000        60,000  Household Finance Corp., 8.00%, 07/15/10                           63,373        63,373
                    70,000        70,000  Household Finance Corp., 7.00%, 05/15/12                           69,605        69,605
                   270,000       270,000  JP Morgan Chase & Co., 6.63%, 03/15/12                            277,672       277,672
                   170,000       170,000  KFW International Finance, Inc., 4.75%,
                                          01/24/07                                                          172,289       172,289
                   130,000       130,000  PDVSA Finance Ltd., 8.50%, 11/16/12                               113,750       113,750


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


                   110,000       110,000  Petrozuata Finance, Inc. (d), 8.22%,
                                          04/01/17                                                           73,700        73,700
                   199,407       199,407  Systems 2001 Asset Trust (d), 6.66%,
                                          09/15/13                                                          211,852       211,852
                   300,000       300,000  Wells Fargo & Co., 6.45%, 02/01/11                                313,553       313,553
                    50,000        50,000  Williams Holdings of                                               41,264        41,264
                                          Delaware, Inc., 6.25%, 02/01/06
                                                                                                       ------------  ------------
                                                                                                          4,944,569     4,944,569
                                                                                                       ------------  ------------

Financial Products/Services
                   100,000       100,000  Ford Motor Credit Co., 7.375%, 10/28/09                           103,520       103,520
                                                                                                       ------------  ------------

Financial Services
                   110,000       110,000  Household Financial Corp., 6.50%, 11/15/08                        110,351       110,351
                                                                                                       ------------  ------------

Food & Food Distributors
                    12,000        12,000  Fleming Cos., Inc., 9.25%, 06/15/10                                11,820        11,820
                    80,000        80,000  Kellogg Co., 6.60%, 04/01/11                                       83,885        83,885
                   100,000       100,000  Nabisco, Inc., 7.55%, 06/15/15                                    115,382       115,382
                   280,000       280,000  Sara Lee Corp., 6.25%, 09/15/11                                   289,864       289,864
                    22,000        22,000  Smithfield Foods, Inc., 8.00%, 10/15/09                            22,330        22,330
                    15,000        15,000  YUM! Brands, Inc., 7.70%, 07/01/12                                 15,000        15,000
                                                                                                       ------------  ------------
                                                                                                            538,281       538,281
                                                                                                       ------------  ------------

Forestry
                    22,000        22,000  Tembec Industries, Inc., 8.50%, 02/01/11                           22,660        22,660
                   150,000       150,000  Weyerhaeuser Co. (d), 6.75%, 03/15/12                             155,327       155,327
                   220,000       220,000  Weyerhaeuser Co. (d), 7.38%, 03/15/32                             223,299       223,299
                                                                                                       ------------  ------------
                                                                                                            401,286       401,286
                                                                                                       ------------  ------------

Health Care/Health Care Services
                    28,000        28,000  Columbia/HCA Healthcare                                            29,354        29,354
                                          Corp., 7.25%, 05/20/08
                                                                                                       ------------  ------------

Healthcare
                    15,000        15,000  Healthsouth Corp. (d), 7.63%, 06/01/12                             14,859        14,859
                    30,000        30,000  Manor Care, Inc., 7.50%, 06/15/06                                  31,014        31,014
                                                                                                       ------------  ------------
                                                                                                             45,873        45,873
                                                                                                       ------------  ------------

Hotels
                    10,000        10,000  Extended Stay America, Inc., 9.88%,
                                          06/15/11                                                           10,200        10,200
                    28,000        28,000  MGM Mirage, Inc., 6.63%, 02/01/05                                  28,283        28,283
                                                                                                       ------------  ------------
                                                                                                             38,483        38,483
                                                                                                       ------------  ------------

Hotels / Casinos
                    60,000        60,000  Harrah's Operating Co., Inc., 7.875%,
                                          12/15/05                                                           61,650        61,650
                     6,000         6,000  HMH Properties, Inc., Series C, 8.45%,
                                          12/01/08                                                            5,880         5,880
                    20,000        20,000  HMH Properties, Inc., Sr. Note, Series B,                          19,050        19,050
                                          7.875%, 08/01/08
                    33,000        33,000  International Game Technology, 8.375%,                             34,815        34,815
                                          05/15/09
                                                                                                       ------------  ------------
                                                                                                            121,395       121,395
                                                                                                       ------------  ------------


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


Insurance
                   200,000       200,000  XL Capital Ltd., 6.50%, 01/15/12                                  207,028       207,028
                                                                                                       ------------  ------------


Leisure / Entertainment
                     5,000         5,000  Premier Parks, Inc., 10.00%, 04/01/08                               4,875         4,875
                                                                                                       ------------  ------------


Machinery
                    13,000        13,000  Agco Corp., 9.50%, 05/01/08                                        13,748        13,748
                                                                                                       ------------  ------------


Manufacturing
                    60,000        60,000  AK Steel Corp., 7.88%, 02/15/09                                    60,000        60,000
                    50,000        50,000  Terex Corp., 10.38%, 04/01/11                                      53,750        53,750
                   140,000       140,000  Tyco International Group SA, 6.88%,
                                          09/05/02                                                          135,853       135,853
                    10,000        10,000  Tyco International Group SA, 5.88%,
                                          11/01/04                                                            8,081         8,081
                    10,000        10,000  Tyco International Group SA, 6.13%,
                                          11/01/08                                                            7,693         7,693
                   210,000       210,000  Tyco International Group SA, 6.38,
                                          10/15/11                                                          160,757       160,757
                   130,000       130,000  Tyco International Group SA, 7.00%,
                                          06/15/28                                                           92,203        92,203
                   200,000       200,000  Tyco International Group SA, 6.88%,
                                          01/15/29                                                          141,904       141,904
                    10,000        10,000  Tyco International Group SA (c), 2.37%,
                                          07/30/03                                                            8,100         8,100
                                                                                                       ------------  ------------
                                                                                                            668,341       668,341
                                                                                                       ------------  ------------

Medical & Medical Services
                    20,000        20,000  Biovail Corp., 7.88%, 04/01/10                                     19,300        19,300
                   260,000       260,000  Bristol-Meyers Squibb Co., 5.75%, 10/01/11                        258,685       258,685
                    17,000        17,000  Coventry Health Care,  Inc., 8.13%,
                                          02/15/12                                                           17,340        17,340
                    30,000        30,000  Fresenius Medical Care                                             26,850        26,850
                                          Capital Trust, 7.88%, 06/15/11
                    30,000        30,000  HCA- The Healthcare Co., 7.13%, 06/01/06                           31,466        31,466
                    27,000        27,000  HCA- The Healthcare Co., 8.75%, 09/01/10                           30,469        30,469
                    10,000        10,000  HCA- The Healthcare Co., 6.91%, 06/15/05                           10,434        10,434
                    30,000        30,000  Healthsouth Corp., 8.50%, 02/01/08                                 31,500        31,500
                    77,000        77,000  Healthsouth Corp., 10.75%, 10/01/08                                85,085        85,085
                    28,000        28,000  Manor Care, Inc., 8.00%, 03/01/08                                  28,875        28,875
                    38,000        38,000  Ommicare, Inc., 8.13%, 03/15/11                                    39,140        39,140
                    10,000        10,000  Ventas Realty Capital Corp. (d),                                   10,100        10,100
                                          8.75%, 05/01/09
                                                                                                       ------------  ------------
                                                                                                            589,244       589,244
                                                                                                       ------------  ------------


Metals & Mining
                    71,000        71,000  P&L Coal Holdings Corp., 8.88%, 05/15/08                           74,728        74,728
                                                                                                       ------------  ------------

Oil & Gas
                   100,000       100,000  Apache Corp., 6.25%, 04/15/12                                     103,237       103,237
                   170,000       170,000  Conoco Funding Co., 6.35%, 10/15/11                               176,249       176,249
                    20,000        20,000  Conoco Funding Corp., 7.25%, 10/15/31                              21,187        21,187
                   100,000       100,000  Conoco, Inc., 6.95%, 04/15/29                                     102,198       102,198
                   160,000       160,000  Dynegy Holdings, Inc., 8.75%, 02/15/12                            119,200       119,200
                   180,000       180,000  El Paso Corp., 0.00%, 02/28/21                                     73,350        73,350
                    70,000        70,000  El Paso Corp., 7.80%, 08/01/31                                     65,521        65,521
                   140,000       140,000  El Paso Corp., 7.75%, 01/15/32                                    129,828       129,828


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


                    10,000        10,000  El Paso Corp. (d), 8.38%, 06/15/32                                 10,284        10,284
                    30,000        30,000  Forest Oil Corp. (d), 7.75%, 01/15/32                              28,950        28,950
                    20,000        20,000  Ocean Energy, Inc., Series B, 8.88%,
                                          07/15/07                                                           20,850        20,850
                    30,000        30,000  Ocean Energy, Inc., Series B, 8.38%,
                                          07/01/08                                                           31,650        31,650
                    10,000        10,000  Parker & Parsley Petroleum, 8.25%,
                                          08/15/07                                                           10,546        10,546
                    20,000        20,000  Petroliam Nasional Berhd (d), 7.63%,
                                          10/15/26                                                           19,006        19,006
                    70,000        70,000  Petronas Capital Ltd. (d), 7.88%, 05/22/22                         69,539        69,539
                   200,000       200,000  Phillips Petroleum Co., 8.75%, 05/25/10                           237,484       237,484
                    30,000        30,000  Pioneer Natural Resources Co., 9.63%,
                                          04/01/10                                                           32,972        32,972
                   120,000       120,000  Sonat, Inc., 7.63%, 07/15/11                                      118,081       118,081
                    60,000        60,000  Tennessee Gas Pipeline, 8.38%, 06/15/32                            62,049        62,049
                     3,000         3,000  Triton Energy Ltd., 8.88%, 10/01/07                                 3,300         3,300
                     6,000         6,000  Vintage Petroleum, Inc., 9.00%, 12/15/05                            5,940         5,940
                    20,000        20,000  Vintage Petroleum, Inc., 7.88%, 05/15/11                           18,100        18,100
                    21,000        21,000  Vintage Petroleum, Inc. (d), 8.25%,
                                          05/01/12                                                           20,633        20,633
                    29,000        29,000  Western Oil Sands, Inc. (d), 8.38%,
                                          05/01/12                                                           29,073        29,073
                   100,000       100,000  Williams Co., Inc. (d), 8.75%, 03/15/32                            81,459        81,459
                   100,000       100,000  Williams Cos., Inc., 7.75%, 06/15/31                               73,296        73,296
                                                                                                       ------------  ------------
                                                                                                          1,663,982     1,663,982
                                                                                                       ------------  ------------

Paper & Forest Products
                    26,000        26,000  Georgia-Pacific Corp., 8.88%, 05/15/31                             24,474        24,474
                   100,000       100,000  Meadwestvaco Corp., 6.85%, 04/01/12                               104,987       104,987
                    14,000        14,000  Norske Skog, 8.63%, 06/15/11                                       14,350        14,350
                                                                                                       ------------  ------------
                                                                                                            143,811       143,811
                                                                                                       ------------  ------------

Railroads
                    13,000        13,000  Kansas City Southern                                               14,056        14,056
                                          Railroads, 9.50%, 10/01/08
                   500,000       500,000  Union Pacific Corp., 6.70%, 12/01/06                              532,578       532,578
                   300,000       300,000  Union Pacific Corp., 7.13%, 02/01/28                              310,979       310,979
                                                                                                       ------------  ------------
                                                                                                            857,613       857,613
                                                                                                       ------------  ------------

Retail
                   200,000       200,000  Wal-Mart Stores, 7.55%, 02/15/30                                  229,894       229,894
                                                                                                       ------------  ------------

Retail Merchandising
                   280,000       280,000  Target Corp., 5.88%, 03/01/12                                     283,166       283,166
                                                                                                       ------------  ------------

Telecommunications / Cellular
                    17,000        17,000  Nextel Communications, Inc., 9.38%,
                                          11/15/09                                                            8,628         8,628
                                                                                                       ------------  ------------

Tobacco
                   415,000       415,000  Philip Morris Co., Inc., 7.75%, 01/15/27                          440,099       440,099
                   110,000       110,000  RJ Reynolds Tobacco                                               118,345       118,345
                                          Holdings, 7.75%, 05/15/06
                   130,000       130,000  RJ Reynolds Tobacco                                               133,115       133,115
                                          Holdings, 7.25%, 06/01/12
                                                                                                       ------------  ------------
                                                                                                            691,559       691,559
                                                                                                       ------------  ------------


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


Toys
                    31,000        31,000  Hasbro, Inc., 5.60%, 11/01/05                                      29,295        29,295
                                                                                                       ------------  ------------

Transportation
                    28,000        28,000  Teekay Shipping, Inc., 8.88%, 07/15/11                             29,120        29,120
                                                                                                       ------------  ------------

Utilities
                    70,000        70,000  Calpine Corp., 8.25%, 08/15/05                                     51,100        51,100
                    22,000        22,000  Calpine Corp., 8.50%, 02/15/11                                     14,740        14,740
                    70,000        70,000  FirstEnergy Corp., 6.45%, 11/15/11                                 67,963        67,963
                   160,000       160,000  FirstEnergy Corp., 7.38%, 11/15/31                                151,830       151,830
                                                                                                       ------------  ------------
                                                                                                            285,633       285,633
                                                                                                       ------------  ------------

Waste Management
                   100,000       100,000  Allied Waste North America, 8.88%,
                                          04/01/08                                                           98,000        98,000
                   240,000       240,000  Waste Management, Inc., 7.38%, 08/01/10                           249,204       249,204
                                                                                                       ------------  ------------
                                                                                                            347,204       347,204
                                                                                                       ------------  ------------
Total Corporate Bonds                                                                                    20,070,274    20,070,274
                                                                                                       ------------  ------------

U.S. AID
U.S. Government Agency
9,000,000                      9,000,000  Aid - Morocco, 6.75%, 06/15/26                    10,081,530                 10,081,530
                                                                                          ------------               ------------
Total U.S. Aid                                                                              10,081,530                 10,081,530
                                                                                          ------------               ------------

ASSET BACKED SECURITIES
Asset Backed Securities
                   190,704       190,704  Amortizing Residential                                            190,710       190,710
                                          Collateral Trust (c), 2.12%, 01/01/32
                   689,966       689,966  Bayview Financial Acquisition Trust,                              689,826       689,826
                                          Series 2001-DA, Class A (c), 2.22%,
                                                                                11/25/31
                   800,000       800,000  Bayview Financial                                                 107,500       107,500
                                          Acquisition Trust IO, 14.00%, 07/25/04
                   251,894       251,894  Chase Funding Loan Acquisition Trust,                             251,969       251,969
                                          Series 2001-AD1, Class 1A1 (c), 2.07%,
                                                                                12/25/15
                   173,663       173,663  Conseco Finance, Series                                           173,637       173,637
                                          2001-C, Class A1 (c), 1.98%, 09/15/18
                   600,000       600,000  Conseco Finance Securitizations Corp.,                            626,258       626,258
                                          Series 2001-1, Class A5, 6.99%, 07/01/32
                   416,179       416,179  Conseco Finance Securitizations Corp.,                            416,019       416,019
                                          Series 2001-3, Class A1 (c), 1.97%,
                                                                                05/01/33
                   385,974       385,974  Countrywide Asset Backed Certificates,                            385,271       385,271
                                          Series 2001-BC3, Class A (c), 2.08%,
                                                                                12/25/31
                   381,873       381,873  Countrywide Asset Backed Certificates,                            381,439       381,439
                                          Series 2001-3, Class A1 (c), 2.09%,
                                                                                01/25/32
                    39,358        39,358  Credit Based Asset Servicing &                                     39,360        39,360
                                          Securitization, Series 2000-CB2,
                                          Class A1F (c),2.06%, 07/25/14
                 1,800,000     1,800,000  Credit Based Asset Servicing &                                     31,770        31,770
                                          Securitization, Series 2001-CB4,
                                          Class 1AIO (c), 5.00%, 11/25/33


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


                   370,000       370,000  CS First Boston Mortgage Securities Corp.,                        367,577       367,577
                                          Series 2001-TFLA, Class A1 (c),
                                          2.29%, 12/15/11
                   150,000       150,000  Daimler Chrysler Master                                           150,043       150,043
                                          Owner Trust (c), 1.90%, 05/15/07
                   352,432       352,432  EQCC Asset Backed Corp. (c), 2.14%,
                                          10/25/31                                                          352,432       352,432
                   239,681       239,681  Hanareum International                                            239,552       239,552
                                          Funding Ltd. (c), 2.30%, 12/14/11
                   460,000       460,000  Holmes Financing PLC (c), 2.17%, 7/15/15                          460,434       460,434
                    10,531        10,531  Home Loan Trust, Series                                            10,579        10,579
                                          2001-HLV2, Class A1B, 4.93%, 01/25/12
                    41,024        41,024  HomeQ Asset Backed Certificates, Series                            41,039        41,039
                                          2001-I, Class AH1, 5.27%, 03/15/13
                   794,209       794,209  LB-UBS Commerical Mortgage Trust IO,                               47,084        47,084
                                          1.21%, 06/15/36
                   500,000       500,000  Lehman ABS Manufacturing Contract,                                504,509       504,509
                                          Series 2001-B, Class A3, 4.35%, 05/15/14
                   500,000       500,000  Lehman ABS Manufacturing Contract,                                500,977       500,977
                                          Series 2001-B, Class A6, 6.47%, 08/15/28
                   428,403       428,403  Lehman Brothers, Series                                           428,731       428,731
                                          2001-LLFA, Class A (c), 2.08%, 08/16/13
                    66,372        66,372  Long Beach Asset Holdings                                          66,209        66,209
                                          Corp., Series 2001-2 (c), 2.09%, 08/26/08
                   388,164       388,164  Medallion Trust, Series                                           388,465       388,465
                                          2000-2G Class A1 (c), 2.08%, 12/18/31
                    99,567        99,567  Merrill Lynch Mortgage Investors, Inc.,                            99,657        99,657
                                          Series 2002-NC1 (c), 2.54%, 08/25/09
                   460,000       460,000  Metris Master Trust, Series                                       460,587       460,587
                                          2001-3, Class A (c), 2.07%, 07/21/08
                   380,935       380,935  Oakwood Mortgage Investors, Inc., Series                          380,815       380,815
                                          2001-D, Class A1 (c), 1.99%, 07/15/13
                   224,381       224,381  Residential Asset Securities Corp., Series                        224,318       224,318
                                          2001-KS2, Class AI1 (c), 1.95%, 04/25/18
                   376,531       376,531  Residential Asset Securities Corp., Series                        375,906       375,906
                                          2001-KS3, Class AI1 (c), 2.07%, 09/25/31
                    46,908        46,908  Salomon Brothers Mortgage Securities,                              46,841        46,841
                                          Series 1998-NC1, Class A (c), 2.08%, 03/25/28
                   310,080       310,080  Security National Mortgage Loan Trust,                            310,069       310,069
                                          Series 2001-3A, Class A1, 3.60%, 07/25/10
                   120,656       120,656  Student Loan Marketing Association,                               120,775       120,775
                                          Series 1997-3, Class A1 (c), 2.31%,
                                          04/25/06
                   168,028       168,028  Torrens Trust (c), 2.10%, 07/15/31                                168,266       168,266
                                                                                                       ------------  ------------
Total Asset Backed Securities                                                                             9,038,624     9,038,624
                                                                                                       ------------  ------------

FOREIGN BONDS
Foreign Government
                   120,000       120,000  Federal Republic of Brazil, 12.00%,
                                          04/15/10                                                           79,200        79,200
                   498,721       498,721  Federal Republic of Brazil, 8.00%,
                                          04/15/14                                                          311,076       311,076
                   172,397       172,397  Federal Republic of Brazil, 8.00%,
                                          04/15/14                                                          107,533       107,533
                   175,000       175,000  Federal Republic of Brazil, 11.00%,
                                          08/17/40                                                           98,000        98,000
                    70,000        70,000  Federal Republic of Brazil (c), 3.13%,
                                          04/15/09                                                           43,575        43,575


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


                   100,000       100,000  Federal Republic of Brazil (c), 3.13%,
                                          04/15/12                                                           53,000        53,000
                    80,000        80,000  Federal Republic of Brazil (c), 3.13%,
                                          04/15/12                                                           42,400        42,400
                    80,000        80,000  Province of Quebec, 7.13%, 02/09/24                                86,830        86,830
                    20,000        20,000  Province of Quebec,7.50%, 09/15/29                                 22,901        22,901
                   215,600       215,600  Republic of Bulgaria (c), 2.81%, 07/28/11                         191,615       191,615
                   180,000       180,000  Republic of Bulgaria (c), 2.81%, 07/28/12                         163,800       163,800
                    60,000        60,000  Republic of Bulgaria (d), 8.25%, 01/15/15                          59,700        59,700
                   220,000       220,000  Republic of Columbia, 11.75%, 02/25/20                            215,270       215,270
                    63,000        63,000  Republic of Panama, 9.63%, 02/08/11                                59,945        59,945
                    72,000        72,000  Republic of Panama, 10.75%, 05/15/20                               72,000        72,000
                    27,778        27,778  Republic of Panama (c), 4.75%, 07/17/14                            22,917        22,917
                   143,180       143,180  Republic of Panama (c), 2.63%, 07/17/16                           112,879       112,879
                   120,000       120,000  Republic of Peru, 4.00%, 03/07/17                                  79,200        79,200
                   237,600       237,600  Republic of Peru (c), 4.50%, 03/07/17                             172,260       172,260
                   170,000       170,000  Republic of Phillipines, 9.88%, 01/15/19                          168,895       168,895
                   100,000       100,000  Russian Federation, 8.25%, 03/31/10                                98,350        98,350
                   140,000       140,000  Russian Federation, 5.00%, 03/31/30                                97,188        97,188
                   250,000       250,000  United Mexican States, 8.38%, 01/14/11                            259,374       259,374
                   615,000       615,000  United Mexican States, 11.50%, 05/15/26                           780,127       780,127
                                                                                                       ------------  ------------
Total Foreign Bonds                                                                                       3,398,035     3,398,035
                                                                                                       ------------  ------------

SOVEREIGN BONDS
Brazil
                    80,000        80,000  Federal Republic of Brazil, 14.50%,
                                          10/15/09                                                           60,000        60,000
                                                                                                       ------------  ------------

Phillipines
                   210,000       210,000  Republic of Philippines, 9.875%, 01/15/19                         217,035       217,035
                                                                                                       ------------  ------------

U.S. Government Obligations
                   525,000       525,000  U.S. Treasury Bond, 5.25%, 11/15/28                               493,613       493,613

                                                                                                       ------------  ------------
Total SOVEREIGN BONDS                                                                                       770,648       770,648
                                                                                                       ------------  ------------

CONVERTIBLE BONDS
Communication
                   200,000       200,000  Liberty Media, 3.75%, 02/15/30                                     90,000        90,000
                                                                                                       ------------  ------------

Finance
                   170,000       170,000  Verizon Global Funding, Inc., 5.75%,
                                          04/01/03                                                          172,292       172,292
                   100,000       100,000  Verizon Global Funding, Inc., 0.00%,
                                          05/15/21                                                           54,000        54,000
                                                                                                       ------------  ------------

                                                                                                            226,292       226,292
                                                                                                       ------------  ------------

Total Convertible Bonds                                                                                     316,292       316,292
                                                                                                       ------------  ------------

COMMERCIAL PAPER
                   300,000       300,000  AT&T Corp. (c), 3.05%, 08/06/02                                   297,443       297,443
                                                                                                       ------------  ------------
Total Commercial Paper                                                                                      297,443       297,443
                                                                                                       ------------  ------------


GARTMORE GVIT GOVERNMENT BOND FUND / BOND PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                                June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Government Bond Fund.  Fund 2 represents Bond Portfolio.


                              PROFORMA
FUND 1           FUND 2       COMBINED                                                                                 PROFORMA
SHARES OR      SHARES OR     SHARES OR                                                       FUND 1       FUND 2       COMBINED
PRINCIPAL      PRINCIPAL     PRINCIPAL                                                       MARKET       MARKET        MARKET
AMOUNT ($)     AMOUNT ($)    AMOUNT ($)                SECURITY DESCRIPTION                VALUE ($)     VALUE ($)    VALUE ($)
------------  ------------  ------------  ----------------------------------------------  ------------  -----------  ------------


SHORT-TERM INVESTMENTS
                 3,853,346     3,853,346  One Group Prime Money                                           3,853,346     3,853,346
                                          Market Fund Institutional Shares
                 3,853,346     3,853,346  Victory Institutional Money                                     3,853,346     3,853,346
                                          Market Fund
                                                                                                       ------------  ------------
Total Short-Term Investments                                                                              7,706,692     7,706,692
                                                                                                       ------------  ------------


REPURCHASE AGREEMENT
               161,601,510   161,601,510  Fifth Third Repo, 1.86%,                         161,601,510                161,601,510
                                          dated 06/28/02, due 07/01/02,
                                          repurchase price $161,626,558
                                          (Fully collateralized by Fannie
                                          Mae Securities)
                                                                                          ------------               ------------
Total Repurchase Agreement                                                                 161,601,510                161,601,510
                                                                                          ------------               ------------




(a)TOTAL INVESTMENTS (COST $1,477,899,541; $72,107,685 AND $1,550,007,226; RESPECTIVELY)  1,522,624,349  72,375,669  1,595,000,018
                                                                                          =============  ==========  =============

----------
(a)  Cost for federal income tax and financial reporting purposes differs from value by net unrealized appreciation
     (depreciation) of securities.
(b)  Mortgage Dollar Rolls
(c)  Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on June 30,2002.
     The maturity date represents the next reset date for the security.
(d)  Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.
IO- Interest Only
TBA- To Be Announced
See notes to financial statements.

                                              GARTMORE GVIT MONEY MARKET FUND
                                                 MS MONEY MARKET PORTFOLIO
                                  PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                       AS OF 6/30/02
                                                        (UNAUDITED)

                                                    GARTMORE GVIT          MS MONEY         PRO FORMA        PRO FORMA
                                                  MONEY MARKET FUND    MARKET PORTFOLIO    ADJUSTMENTS   COMBINED (NOTE 1)
                                                 -------------------  ------------------  -------------  ------------------
ASSETS:
Investment, at value
(cost $2,709,457,847, $137,055,355 and           $    2,709,457,847   $     137,055,355   $          -   $   2,846,513,202
  $2,846,513,202; respectively)
Cash                                                            686               1,248              -               1,934
Interest and dividends receivable                            80,915             491,283              -             572,198
Prepaid expenses and other assets                            23,066               2,623              -              25,689
                                                 -------------------  ------------------  -------------  ------------------
    Total Assets                                      2,709,562,514         137,550,509              -       2,847,113,023
                                                 -------------------  ------------------  -------------  ------------------

LIABILITIES:
Distributions payable                                     2,835,939             157,989              -           2,993,928
Accrued expenses and other payables:
  Investment advisory fees                                  861,351              27,470              -             888,821
  Fund administration fees                                  147,844              32,690              -             180,534
  Administrative servicing fees                             340,432                   -              -             340,432
  Other                                                     185,372              65,663         33,903             284,938
                                                 -------------------  ------------------  -------------  ------------------
    Total Liabilities                                     4,370,938             283,812         33,903           4,688,653
                                                 -------------------  ------------------  -------------  ------------------
NET ASSETS                                       $    2,705,191,576   $     137,266,697   $    (33,903)  $   2,842,424,370
                                                 ===================  ==================  =============  ==================
REPRESENTED BY:
Capital                                          $    2,705,167,262   $     137,266,721   $          -   $   2,842,433,983
Accumulated net investment income (loss)                     35,826                   -        (33,903)              1,923
Accumulated net realized gains (losses) from                (11,512)                (24)             -             (11,536)
                                                 -------------------  ------------------  -------------  ------------------
    investment transactions
NET ASSETS                                       $    2,705,191,576   $     137,266,697   $    (33,903)  $   2,842,424,370
                                                 ===================  ==================  =============  ==================

NET ASSETS:
Class I Shares                                   $    2,705,191,576   $               -   $    (32,266)  $   2,705,159,310
Class IV Shares (a)                                               -         137,266,697         (1,637)        137,265,060
                                                 -------------------  ------------------  -------------  ------------------
    Total                                        $    2,705,191,576   $     137,266,697   $    (33,903)  $   2,842,424,370
                                                 ===================  ==================  =============  ==================

SHARES OUTSTANDING (unlimited number of
  shares authorized):
Class I Shares                                        2,705,170,910                   -              -       2,705,170,910
Class IV Shares (a)                                               -         137,266,720              -         137,266,720
                                                 -------------------  ------------------  -------------  ------------------
    Total                                             2,705,170,910         137,266,720              -       2,842,437,630
                                                 ===================  ==================  =============  ==================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                   $             1.00   $               -   $          -   $            1.00
                                                 ===================  ==================  =============  ==================
Class IV Shares (a)                              $                -   $            1.00   $          -   $            1.00
                                                 ===================  ==================  =============  ==================

--------------------------------
*  Not subject to a front-end sales charge.

(a) Represents the class to which Market Street shares will be invested upon the Reorganization.  Currently Market Street
    Portfolios offer only one class of shares.

                                                 GARTMORE GVIT MONEY MARKET FUND
                                                    MS MONEY MARKET PORTFOLIO
                                          PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                                  FOR THE PERIOD ENDED 06/30/02
                                                           (UNAUDITED)


                                                   Gartmore GVIT         MS Money
                                                   Money Market           MARKET       PRO FORMA             PRO FORMA
                                                       FUND              PORTFOLIO    ADJUSTMENTS        COMBINED (NOTE 1)
                                                  ---------------       -----------  -------------       ------------------
INVESTMENT INCOME:
Interest income                                   $   67,106,206        $3,345,234   $          -        $      70,451,440
Dividend income (net of foreign tax withholding
  tax of $0; $0; $0; respectively)                     2,157,736            37,815              -                2,195,551
                                                  ---------------       -----------  -------------       ------------------
    Total Income                                      69,263,942         3,383,049              -               72,646,991
                                                  ---------------       -----------  -------------       ------------------

EXPENSES:
  Investment advisory fees                            10,811,353           347,086        152,808   (a)         11,311,247
  Fund administration and transfer agent fees          1,709,297           248,897       (105,074)  (a)          1,853,120
  Audit fees                                             127,706             9,347         (9,347)  (b)            127,706
  Custodian fees                                         257,933            16,406        (21,435)  (a)            252,904
  Insurance fees                                          35,687             2,455         (1,893)  (b)             36,249
  Legal fees                                             152,012            67,891        (67,891)  (b)            152,012
  Printing expenses                                       30,124            23,900         (8,365)  (b)             45,659
  Trustees' fees                                          73,212             4,125         (4,125)  (b)             73,212
  Administrative servicing fees Class I Shares         4,422,450                 -              -                4,422,450
  Administrative servicing fees Class IV Shares                -                 -        208,294   (c)            208,294
  Other                                                   50,164             1,166         (1,166)  (b)             50,164
                                                  ---------------       -----------  -------------       ------------------
    Total expenses before waived or
     reimbursed expenses                              17,669,938           721,273        141,806               18,533,017
Expenses waived or reimbursed                         (1,140,330)  (d)     (36,243)      (107,903)              (1,284,476)  (d)
                                                  ---------------       -----------  -------------       ------------------
    Total Expenses                                    16,529,608           685,030         33,903               17,248,541
                                                  ---------------       -----------  -------------       ------------------
NET INVESTMENT INCOME (LOSS)                          52,734,334         2,698,019        (33,903)              55,398,450
                                                  ---------------       -----------  -------------       ------------------

REALIZED/UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
    transactions                                          (8,362)               42              -                   (8,320)
                                                  ---------------       -----------  -------------       ------------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $   52,725,972        $2,698,061   $    (33,903)       $      55,390,130
                                                  ===============       ===========  =============       ==================

--------------------------------


(a) Change based on assumption that current GVIT fee structure for these fees would have been in place during the period.
(b) Reduced to reflect duplication of expenses by Market Street Portfolios.
(c) Reflects the Administrative Service fee that will be applicable to Class IV shares upon the completion of the
    Reorganization.
(d) Reflects a voluntary waiver/reimbursement during the period, but which is not in effect at the end of the period.

                                                 STRONG GVIT MID CAP GROWTH FUND
                                                   MS MID CAP GROWTH PORTFOLIO
                                     PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                                          AS OF 6/30/02
                                                           (UNAUDITED)


                                                     STRONG GVIT MID       MS MID CAP        PRO FORMA             PRO FORMA
                                                     CAP GROWTH FUND    GROWTH PORTFOLIO    ADJUSTMENTS        COMBINED (NOTE 1)
                                                    -----------------  ------------------  -------------       ------------------
ASSETS:
Investment, at value
(cost $142,224,076; $89,627,500 and $231,851,576;   $    132,463,250   $      88,767,254   $   (632,000)  (a)  $     220,598,504
  respectively)
Repurchase agreements, at cost                             1,175,874                   -              -        $       1,175,874
                                                    -----------------  ------------------  -------------       ------------------
    Total Investments                                    133,639,124          88,767,254       (632,000)             221,774,378
Interest and dividends receivable                             26,411              17,959              -                   44,370
Receivable for investments sold                            1,242,077             451,239        632,000   (a)          2,325,316
Receivable from Advisor                                            -               6,101              -                    6,101
Deferred organizational costs                                    350                   -              -                      350
Prepaid expenses and other assets                              1,839               1,820              -                    3,659
                                                    -----------------  ------------------  -------------       ------------------
    Total Assets                                         134,909,801          89,244,373              -              224,154,174
                                                    -----------------  ------------------  -------------       ------------------

LIABILITIES:
Payable for investments purchased                            956,786             967,019              -                1,923,805
Accrued expenses and other payables:
  Investment advisory fees                                   104,874              56,584                                 161,458
  Fund administration fees                                     7,657              24,004                                  31,661
  Administrative servicing fees                               17,563                   -              -                   17,563
  Other                                                       13,128              35,174       (127,361)                 (79,059)
                                                    -----------------  ------------------  -------------       ------------------
    Total Liabilities                                      1,100,008           1,082,781       (127,361)               2,055,428
                                                    -----------------  ------------------  -------------       ------------------
NET ASSETS                                          $    133,809,793   $      88,161,592   $    127,361        $     222,098,746
                                                    =================  ==================  =============       ==================
REPRESENTED BY:
Capital                                             $    293,959,870   $      92,083,438   $          -        $     386,043,308
Accumulated net investment income (loss)                    (705,898)           (310,004)       127,361                 (888,541)
Accumulated net realized gains (losses) from
    investment transactions                             (149,683,353)         (2,112,149)        (7,447)            (151,802,949)
Net unrealized appreciation (depreciation) on             (9,760,826)         (1,499,693)         7,447              (11,253,072)
                                                    -----------------  ------------------  -------------       ------------------
    investments
NET ASSETS                                          $    133,809,793   $      88,161,592   $    127,361        $     222,098,746
                                                    =================  ==================  =============       ==================

NET ASSETS:
Class I Shares                                      $    133,809,793   $               -   $     76,776        $     133,886,569
Class IV Shares (b)                                                -          88,161,592         50,585               88,212,177
                                                    -----------------  ------------------  -------------       ------------------
    Total                                           $    133,809,793   $      88,161,592   $    127,361        $     222,098,746
                                                    =================  ==================  =============       ==================

SHARES OUTSTANDING (unlimited number of
shares authorized):
Class I Shares                                            15,142,045                   -     (7,620,328)  (c)          7,521,717
Class IV Shares (b)                                                -           4,954,539              -                4,954,539
                                                    -----------------  ------------------  -------------       ------------------
    Total                                                 15,142,045           4,954,539              -               12,476,256
                                                    =================  ==================  =============       ==================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                      $           8.84                                           $           17.80
                                                    =================  ==================  =============       ==================
Class IV Shares (b)                                                    $           17.79                       $           17.80
                                                    =================  ==================  =============       ==================

--------------------------------
*  Not subject to a front-end sales charge.

(a) Reflects the disposition of Nationwide Financial Services due to investment restrictions of the Strong GVIT Mid Cap Growth
    Fund that would occur prior to the Reorganization.
(b) Represents the class to which Market Street shares will be invested upon the Reorganization.  Currently Market Street
    Portfolios offer only one class of shares.
(c) Shares adjusted to reflect the adjustment needed for Class I shareholders into the accounting survivor, MS Mid Cap Growth
    Portfolio.

                                              STRONG GVIT MID CAP GROWTH FUND
                                                MS MID CAP GROWTH PORTFOLIO
                                        PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                                               FOR THE PERIOD ENDED 06/30/02
                                                        (UNAUDITED)


                                                   Strong GVIT    MS Mid Cap
                                                     Mid Cap        GROWTH        PRO FORMA             PRO FORMA
                                                   GROWTH FUND     PORTFOLIO     ADJUSTMENTS        COMBINED (NOTE 1)
                                                  -------------  -------------  -------------       ------------------
INVESTMENT INCOME:
Interest income                                   $    148,661   $    108,329   $          -        $         256,990
Dividend income (net of foreign tax withholding
  tax of $0; $669; $669; respectively)                 374,785        230,366                       $         605,151
                                                  -------------  -------------  -------------       ------------------
    Total Income                                       523,446        338,695              -                  862,141
                                                  -------------  -------------  -------------       ------------------

EXPENSES:
  Investment advisory fees                           1,501,005        703,945       (282,342)  (a)          1,922,608
  Fund administration and transfer agent fees          120,286        167,807       (125,926)  (a)            162,167
  Audit fees                                             7,604          6,388         (3,879)  (b)             10,113
  Custodian fees                                        28,151         27,812        (33,831)  (a)             22,132
  Insurance fees                                         2,244          2,035         (1,294)  (b)              2,985
  Legal fees                                            10,608         46,043        (42,542)  (b)             14,109
  Printing expenses                                     15,991         16,288        (11,011)  (b)             21,268
  Trustees' fees                                         4,871          3,011         (1,404)  (b)              6,478
  Administrative servicing fees Class I Shares         264,033              -              -                  264,033
  Administrative servicing fees Class IV Shares              -              -        140,737   (c)            140,737
  Other                                                  3,186          1,178           (127)  (b)              4,237
                                                  -------------  -------------  -------------       ------------------
    Total expenses before waived or
      reimbursed expenses                            1,957,979        974,507       (361,619)               2,570,867
Expenses waived or reimbursed                         (181,366)       (82,843)       234,258                  (29,951)  (d)
                                                  -------------  -------------  -------------       ------------------
    Total Expenses                                   1,776,613        891,664       (127,361)               2,540,916
                                                  -------------  -------------  -------------       ------------------
NET INVESTMENT INCOME (LOSS)                        (1,253,167)      (552,969)       127,361               (1,678,775)
                                                  -------------  -------------  -------------       ------------------

REALIZED/UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment          (70,413,331)    (8,384,089)        (7,447)             (78,804,867)
    transactions
Net change in unrealized appreciation/
    depreciation on investments                    (13,283,332)    (2,107,361)         7,447              (15,383,246)
                                                  -------------  -------------  -------------       ------------------
Net realized /unrealized gains (losses) on
    investments                                    (83,696,663)   (10,491,450)             -              (94,188,113)
                                                  -------------  -------------  -------------       ------------------
CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                               $(84,949,830)  $(11,044,419)  $    127,361        $     (95,866,888)
                                                  =============  =============  =============       ==================

--------------------------------

(a) Change based on assumption that GVIT fee structure for these fees would have been in place during the period.
(b) Reduced to reflect duplication of expenses by Market Street Portfolios.
(c) Reflects the Administrative Service fee that will be applicable to Class IV shares upon the completion of the
    Reorganization.
(d) Reimbursment required for Class IV shares to maintain applicable expense limitation.

STRONG GVIT MID CAP GROWTH FUND / MID CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                            June 30, 2002
(Unaudited)
Fund 1 represents GVIT Mid Cap Growth Fund.  Fund 2 represents Mid Cap Growth Portfolio.

                                                                                                                    PROFORMA
                                PROFORMA                                                    FUND 1       FUND 2     COMBINED
FUND 1                FUND 2    COMBINED                                                    MARKET       MARKET      MARKET
SHARES                SHARES     SHARES                SECURITY DESCRIPTION                 VALUE        VALUE       VALUE
----------------------------------------  ---------------------------------------------  -----------  ----------  -----------


COMMON STOCK
Advertising
                       28,400     28,400  Lamar Advertising Co.                                        1,056,764    1,056,764
                                                                                                      ----------  -----------

Aerospace
  29,100                          29,100  Raytheon Company                                 1,185,825                1,185,825
                                                                                         -----------              -----------

Analytical Instruments
                       17,600     17,600  Waters Corp.                                                   469,920      469,920
                                                                                                      ----------  -----------

Apparel
  20,900               14,300     35,200  Coach, Inc.                                      1,147,410     785,070    1,932,480
                                                                                         -----------  ----------  -----------

Banks
  12,500                          12,500  Regional Bank HOLDRs Trust                       1,458,750                1,458,750
                                                                                         -----------              -----------

Biotechnology
                       11,500     11,500  Human Genome Sciences, Inc.                                    154,100      154,100
  25,200                          25,200  Immunex Corp.                                      562,968                  562,968
                       13,500     13,500  Protein Design Labs, Inc.                                      146,610      146,610
                                                                                                      ----------  -----------
                                                                                             562,968     300,710      863,678
                                                                                         -----------  ----------  -----------

Broadcast Media
  27,000                3,400     30,400  Univision Communications, Inc.                     847,800     106,760      954,560
                                                                                         -----------  ----------  -----------

Business Services
                       59,000     59,000  KPMG Consulting Inc.                                           876,740      876,740
                       25,300     25,300  Viad Corp.                                                     657,800      657,800
                                                                                                      ----------  -----------
                                                                                                       1,534,540    1,534,540
                                                                                                      ----------  -----------

Business Services, N.E.C.
                       26,100     26,100  Catalina Marketing Corporation                                 736,542      736,542
                       27,000     27,000  Convergys Corp.                                                525,960      525,960
                                                                                                      ----------  -----------
                                                                                                       1,262,502    1,262,502
                                                                                                      ----------  -----------

Capital Goods
                        8,800      8,800  Teleflex, Inc.                                                 502,920      502,920
                                                                                                      ----------  -----------

Chemicals
                        7,600      7,600  Agrium, Inc.                                                    71,440       71,440
                                                                                                      ----------  -----------

Communication / Mobile
                       47,200     47,200  Western Wireless Corp. - Class A                               152,928      152,928
                                                                                                      ----------  -----------

Communication Equipment
                       36,500     36,500  CIENA Corp.                                                    152,935      152,935
                                                                                                      ----------  -----------

Communications
                       46,600     46,600  Charter Communications, Inc.                                   190,128      190,128
                       14,300     14,300  Garmin Ltd                                                     315,315      315,315
                       45,300     45,300  Rogers Communications Class B                                  414,042      414,042
                                                                                                      ----------  -----------

                                                                                                         919,485      919,485
                                                                                                      ----------  -----------

STRONG GVIT MID CAP GROWTH FUND / MID CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                            June 30, 2002
(Unaudited)
Fund 1 represents GVIT Mid Cap Growth Fund.  Fund 2 represents Mid Cap Growth Portfolio.

                                                                                                                    PROFORMA
                                PROFORMA                                                    FUND 1       FUND 2     COMBINED
FUND 1                FUND 2    COMBINED                                                    MARKET       MARKET      MARKET
SHARES                SHARES     SHARES                SECURITY DESCRIPTION                 VALUE        VALUE       VALUE
----------------------------------------  ---------------------------------------------  -----------  ----------  -----------

Computer Data Security
                       28,400     28,400  VeriSign, Inc.                                                 204,196      204,196
                                                                                                      ----------  -----------

Computer Equipment
  12,000               11,800     23,800  Lexmark International                              652,800     641,920    1,294,720
                                          Group, Inc. Class A
 130,500                         130,500  Network Appliance, Inc.                          1,623,420                1,623,420
  56,900                          56,900  SanDisk Corp.                                      705,560                  705,560
  57,700               18,300     76,000  VERITAS Software Corp.                           1,141,883     362,157    1,504,040
                                                                                         -----------  ----------  -----------
                                                                                           4,123,663   1,004,077    5,127,740
                                                                                         -----------  ----------  -----------

Computer Software & Services
  57,500               15,600     73,100  Adobe Systems, Inc.                              1,638,750     444,600    2,083,350
  44,400               42,300     86,700  Affiliated Computer                              2,108,112   2,008,404    4,116,516
                                          Services, Inc. Class A
  59,500               18,300     77,800  Brocade Communications Systems, Inc.             1,040,060     319,884    1,359,944
  25,500                          25,500  Cerner Corp.                                     1,219,665                1,219,665
                       29,000     29,000  Citrix Systems, Inc.                                           175,160      175,160
                       14,200     14,200  DST Systems, Inc.                                              649,082      649,082
  59,800                          59,800  Emulex Corp.                                     1,346,098                1,346,098
                       18,300     18,300  Informatica Corp.                                              129,747      129,747
  49,100               12,700     61,800  Intuit, Inc.                                     2,441,252     631,444    3,072,696
  34,000               15,500     49,500  Mercury Interactive Corp.                          780,640     355,880    1,136,520
  90,500               24,900    115,400  Network Associates, Inc.                         1,743,935     479,823    2,223,758
                        4,300      4,300  Perot Systems Corp. Class A                                     46,827       46,827
  40,100                          40,100  Radioshack Corp.                                 1,205,406                1,205,406
                       20,600     20,600  RealNetworks, Inc.                                              83,842       83,842
  46,000                          46,000  Siebel Systems, Inc.                               654,120                  654,120
  23,000                          23,000  Software HOLDRs Trust                              667,460                  667,460
  64,500               18,100     82,600  Sungard Data Systems, Inc.                       1,707,960     479,288    2,187,248
  36,400                          36,400  Symantec Corp.                                   1,195,740                1,195,740
  12,000                          12,000  Synopsys, Inc.                                     657,720                  657,720
                                                                                         -----------              -----------
                                                                                          18,406,918   5,803,981   24,210,899
                                                                                         -----------  ----------  -----------

Computers, Peripherals & Software
                       13,500     13,500  Fiserv, Inc.                                                   495,585      495,585
                          500        500  Smartforce PLC - ADR                                             1,700        1,700
                                                                                                      ----------  -----------
                                                                                                         497,285      497,285

Conglomerates
                       18,400     18,400  ITT Industries, Inc.                                         1,299,040    1,299,040
                                                                                                      ----------  -----------

Construction
  85,250                          85,250  D. R. Horton, Inc.                               2,219,058                2,219,058
  42,800                          42,800  Lennar Corp.                                     2,619,360                2,619,360
                                                                                         -----------              -----------
                                                                                           4,838,418                4,838,418
                                                                                         -----------              -----------

Consumer Durable
                       16,500     16,500  Danaher Corp.                                                1,094,775    1,094,775
                                                                                                      ----------  -----------

STRONG GVIT MID CAP GROWTH FUND / MID CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                            June 30, 2002
(Unaudited)
Fund 1 represents GVIT Mid Cap Growth Fund.  Fund 2 represents Mid Cap Growth Portfolio.

                                                                                                                    PROFORMA
                                PROFORMA                                                    FUND 1       FUND 2     COMBINED
FUND 1                FUND 2    COMBINED                                                    MARKET       MARKET      MARKET
SHARES                SHARES     SHARES                SECURITY DESCRIPTION                 VALUE        VALUE       VALUE
----------------------------------------  ---------------------------------------------  -----------  ----------  -----------
Consumer Finance
                       39,400     39,400  Concord EFS, Inc.                                            1,187,516    1,187,516
                                                                                                      ----------  -----------

Consumer Services
                       18,800     18,800  Weight Watchers International Inc.                             816,672      816,672
                                                                                                      ----------  -----------

Credit Reporting Services
                       35,400     35,400  Certegy Inc.                                                 1,313,694    1,313,694
                                                                                                      ----------  -----------

Crude Petroleum and Natural Gas
                       25,000     25,000  Xto Energy, Inc.                                               515,000      515,000
                                                                                                      ----------  -----------

Data Processing and Preparation
                       54,800     54,800  Ceridian Corp.                                               1,040,104    1,040,104
                        5,300      5,300  WebMD Corp.                                                     29,839       29,839
                                                                                                      ----------  -----------
                                                                                                       1,069,943    1,069,943
                                                                                                      ----------  -----------

Distribution
                        8,700      8,700  SYSCO Corp.                                                    236,814      236,814
                                                                                                      ----------  -----------

Educational Services
  31,850                8,250     40,100  Apollo Group, Inc.                               1,255,527     325,215    1,580,742
                                                                                         -----------  ----------  -----------

Electrical Equipment
                       15,000     15,000  Molex, Inc., Class A                                           411,450      411,450
                                                                                                      ----------  -----------

Electronics
  42,700                          42,700  ASM International N.V.                             737,002                  737,002
                       21,800     21,800  AVX Corp.                                                      355,994      355,994
                       25,600     25,600  Celestica, Inc.                                                581,376      581,376
  12,500                          12,500  Eaton Corp.                                        909,375                  909,375
  29,300                7,000     36,300  Electronic Arts, Inc.                            1,935,265     462,350    2,397,615
                       32,600     32,600  Jabil Circuit, Inc.                                            688,186      688,186
  49,000               10,200     59,200  KLA-Tencor Corp.                                 2,155,510     448,698    2,604,208
  13,000               15,600     28,600  L-3 Communications Holdings, Inc.                  702,000     842,400    1,544,400
                       15,000     15,000  Maxim Integrated Products, Inc.                                574,950      574,950
  62,000                          62,000  Microchip Technology, Inc.                       1,700,660                1,700,660
  92,500                          92,500  Micron Technology, Inc.                          1,870,350                1,870,350
  29,300                          29,300  QLogic Corp.                                     1,116,330                1,116,330
                        7,000      7,000  Sanmina Corp.                                                   44,170       44,170
  52,400                          52,400  Teradyne, Inc.                                   1,231,400                1,231,400
  51,000                          51,000  Vishay Intertechnology, Inc.                     1,122,000                1,122,000
                                                                                         -----------              -----------
                                                                                          13,479,892   3,998,124   17,478,016
                                                                                         -----------  ----------  -----------

Entertainment
  69,800                          69,800  Movie Gallery, Inc.                              1,474,176                1,474,176
                                                                                         -----------              -----------

Environmental Services
                       33,800     33,800  Republic Services, Inc.                                        644,566      644,566
                                                                                                      ----------  -----------

STRONG GVIT MID CAP GROWTH FUND / MID CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                            June 30, 2002
(Unaudited)
Fund 1 represents GVIT Mid Cap Growth Fund.  Fund 2 represents Mid Cap Growth Portfolio.

                                                                                                                    PROFORMA
                                PROFORMA                                                    FUND 1       FUND 2     COMBINED
FUND 1                FUND 2    COMBINED                                                    MARKET       MARKET      MARKET
SHARES                SHARES     SHARES                SECURITY DESCRIPTION                 VALUE        VALUE       VALUE
----------------------------------------  ---------------------------------------------  -----------  ----------  -----------
Financial
  29,400                          29,400  Allied Capital Corp.                               665,910                  665,910
                       13,100     13,100  Capital One Financial Corp.                                    799,755      799,755
  33,500                          33,500  Equifax, Inc.                                      904,500                  904,500
  27,000                          27,000  Federated Investors, Inc.                          933,390                  933,390
  32,000                          32,000  H&R Block, Inc.                                  1,476,800                1,476,800
                        8,100      8,100  Legg Mason, Inc.                                               399,654      399,654
  11,500                          11,500  Moody's, Inc.                                      572,125                  572,125
 108,600                         108,600  Schwab (Charles) Corp.                           1,216,320                1,216,320
  28,000                          28,000  SEI Corp.                                          788,760                  788,760
                        7,400      7,400  Silicon Valley Bancshares                                      195,064      195,064
  28,400                          28,400  SLM Corp.                                        2,751,960                2,751,960
                                                                                         -----------              -----------
                                                                                           9,309,765   1,394,473   10,704,238
                                                                                         -----------  ----------  -----------

Financial / Miscellaneous
                       22,700     22,700  Radian Group, Inc.                                           1,108,895    1,108,895
                                                                                                      ----------  -----------

Financial Services
                       19,500     19,500  Protective Life Corp.                                          645,450      645,450
                                                                                                      ----------  -----------

Fire, Marine, and Casualty Insurance
                       20,000     20,000  Allmerica Financial Corp.                                      924,000      924,000
                                                                                                      ----------  -----------

Freight Transportation Arrangement
                       18,000     18,000  Expeditors International                                       596,880      596,880
                                          of Washington, Inc.                                         ----------  -----------

Healthcare
                       13,500     13,500  Abgenix, Inc.                                                  132,300      132,300
  26,500                7,100     33,600  Allergan, Inc.                                   1,768,875     473,925    2,242,800
  19,500               20,000     39,500  Anthem, Inc.                                     1,315,860   1,349,600    2,665,460
  22,500               15,500     38,000  Cephalon, Inc.                                   1,017,000     700,600    1,717,600
                       35,100     35,100  Health Management                                              707,265      707,265
                                          Associates, Inc., Class A
                        1,000      1,000  ImClone Systems, Inc.                                            8,695        8,695
                       14,200     14,200  King Pharmaceuticals, Inc.                                     315,950      315,950
  26,000               25,400     51,400  Laboratory Corporation of                        1,186,900   1,159,510    2,346,410
                                          America Holdings
                       43,700     43,700  Manor Care, Inc.                                             1,005,100    1,005,100
  46,100                          46,100  McKesson Corp.                                   1,507,470                1,507,470
  38,500                          38,500  Myriad Genetics, Inc.                              783,090                  783,090
                       71,000     71,000  Omnicare, Inc.                                               1,864,461    1,864,461
  22,000                          22,000  Quest Diagnostics, Inc.                          1,893,100                1,893,100
                       15,800     15,800  Sepracor, Inc.                                                 150,890      150,890
  23,100                          23,100  St. Jude Medical, Inc.                           1,705,935                1,705,935
  19,300                          19,300  Varian Medical Systems, Inc.                       782,615                  782,615
                       12,000     12,000  Wellpoint Health Networks, Inc.                                933,720      933,720
                                                                                                      ----------  -----------
                                                                                          11,960,845   8,802,016   20,762,861
                                                                                         -----------  ----------  -----------


Hotels / Motels
  30,500                          30,500  Hilton Hotels Corp.                                423,950                  423,950
  17,200                          17,200  Marriott International, Inc. Class A               654,460                  654,460
  16,000                          16,000  MGM Mirage                                         540,000                  540,000
  22,000                          22,000  Starwood Hotels & Resorts                          723,580                  723,580
                                          Worldwide, Inc.                                -----------              -----------
                                                                                           2,341,990                2,341,990
                                                                                         -----------              -----------

STRONG GVIT MID CAP GROWTH FUND / MID CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                            June 30, 2002
(Unaudited)
Fund 1 represents GVIT Mid Cap Growth Fund.  Fund 2 represents Mid Cap Growth Portfolio.

                                                                                                                    PROFORMA
                                PROFORMA                                                    FUND 1       FUND 2     COMBINED
FUND 1                FUND 2    COMBINED                                                    MARKET       MARKET      MARKET
SHARES                SHARES     SHARES                SECURITY DESCRIPTION                 VALUE        VALUE       VALUE
----------------------------------------  ---------------------------------------------  -----------  ----------  -----------
Human Resources
                        8,700      8,700  Hewitt Associates Inc.                                         202,710      202,710
                                                                                                      ----------  -----------

Information Retrieval Services
                       23,666     23,666  Choicepoint, Inc.                                            1,076,093    1,076,093
                                                                                                      ----------  -----------

Insurance
                       14,500     14,500  Mercury General Corp.                                          703,250      703,250
                       13,100     13,100  Progressive Corp. (The)                                        757,835      757,835
                                                                                                      ----------  -----------
                                                                                                       1,461,085    1,461,085
                                                                                                      ----------  -----------

Internet
                       18,500     18,500  Internet Security, Inc.                                        242,720      242,720
                                                                                                      ----------  -----------

Investment Advisory Service
                       60,000     60,000  Waddell & Reed Financial                                     1,375,200    1,375,200
                                                                                                      ----------  -----------

Investment Management
                       24,400     24,400  Franklin Resources, Inc.                                     1,040,416    1,040,416
                                                                                                      ----------  -----------

Kidney Dialysis Centers
                       27,000     27,000  Davita Inc.                                                    642,600      642,600
                                                                                                      ----------  -----------

Leisure Products
                        5,100      5,100  Brunswick Corp.                                                142,800      142,800
                                                                                                      ----------  -----------

Life Insurance
                       16,000     16,000  Nationwide Financial Services (b)                              632,000      632,000
                       23,500     23,500  Principal Financial Group                                      728,500      728,500
                                                                                                      ----------  -----------
                                                                                                       1,360,500    1,360,500
                                                                                                      ----------  -----------

Manufacturing
                        2,100      2,100  Cabot Microelectronics Corp.                        90,636                   90,636
  33,300                          33,300  Integrated Device Technology, Inc.                 604,062                  604,062
                                                                                         -----------              -----------
                                                                                             604,062      90,636      694,698
                                                                                         -----------  ----------  -----------

Manufacturing / Diversified
                       14,200     14,200  Roper Industries, Inc.                                         529,660      529,660
                                                                                                      ----------  -----------

Medical And Hospital Equipment
                       46,000     46,000  Apogent Technologies                                           946,220      946,220
                                                                                                      ----------  -----------

Metal Mining
                       10,700     10,700  Potash Corp. of Saskatchewan, Inc.                             713,690      713,690
                                                                                                      ----------  -----------

Metals
  22,500                          22,500  Anglogold Ltd. ADR                                 586,800                  586,800
   9,800                           9,800  Ball Corp.                                         406,504                  406,504
  46,000                          46,000  Freeport-McMoRan Copper & Gold, Inc.               821,100                  821,100
  23,800               29,000     52,800  Gilead Sciences, Inc.                              782,544     953,520    1,736,064
  26,300                          26,300  Nucor Corp.                                      1,710,552                1,710,552
                                                                                         -----------              -----------
                                                                                           4,307,500     953,520    5,261,020
                                                                                         -----------  ----------  -----------



STRONG GVIT MID CAP GROWTH FUND / MID CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                            June 30, 2002
(Unaudited)
Fund 1 represents GVIT Mid Cap Growth Fund.  Fund 2 represents Mid Cap Growth Portfolio.

                                                                                                                    PROFORMA
                                PROFORMA                                                    FUND 1       FUND 2     COMBINED
FUND 1                FUND 2    COMBINED                                                    MARKET       MARKET      MARKET
SHARES                SHARES     SHARES                SECURITY DESCRIPTION                 VALUE        VALUE       VALUE
----------------------------------------  ---------------------------------------------  -----------  ----------  -----------


Mining
  62,200                          62,200  Newmont Mining Corp.                             1,637,726                1,637,726
                                                                                         -----------              -----------

Miscellaneous Retail
                       30,000     30,000  Whole Foods Market, Inc.                                     1,446,600    1,446,600
                                                                                                      ----------  -----------

Miscellaneous Retail Stores, N.E.C.
                       12,700     12,700  MSC Industrial Direct Co. - Class A                            247,650      247,650
                                                                                                      ----------  -----------

Miscellaneous Services
                       21,000     21,000  BISYS Group                                                    699,300      699,300
                                                                                                      ----------  -----------

Motor Vehicle Parts and Accessories
                       49,000     49,000  Rockwell Collins                                             1,343,580    1,343,580
                                                                                                      ----------  -----------

Multimedia
                       26,000     26,000  Cox Radio                                                      626,600      626,600
                                                                                                      ----------  -----------

Oil & Gas
  13,000                          13,000  Apache Corp.                                       747,240                  747,240
  25,500               38,600     64,100  BJ Services Co.                                    863,940   1,307,768    2,171,708
  19,000               14,600     33,600  Cooper Cameron Corp.                               919,980     706,932    1,626,912
                       22,700     22,700  Devon Energy Corp.                                           1,118,656    1,118,656
                       34,200     34,200  Diamond Offshore Drilling, Inc.                                974,700      974,700
  51,500                          51,500  ENSCO International, Inc.                        1,403,890                1,403,890
                       25,500     25,500  Eog Resources Inc.                                           1,012,350    1,012,350
                       25,300     25,300  Fmc Technologies Inc.                                          525,228      525,228
  47,500                          47,500  Global Santa Fe Corp.                            1,299,125                1,299,125
  50,400                          50,400  Grand Prideco, Inc.                                685,440                  685,440
  81,500                          81,500  National-Oilwell, Inc.                           1,715,575                1,715,575
  50,500                          50,500  Noble Corp.                                      1,949,300                1,949,300
                       53,900     53,900  Ocean Energy, Inc.                                           1,168,013    1,168,013
  16,000                          16,000  Precision Drilling Corp.                           555,840                  555,840
                       17,000     17,000  Smith International, Inc.                        1,159,230   1,159,230
  30,000                          30,000  Weatherford International Ltd.                   1,296,000                1,296,000
                                                                                         -----------              -----------
                                                                                          11,436,330   7,972,877   19,409,207
                                                                                         -----------  ----------  -----------

Pharmaceuticals
                       17,500     17,500  Shire Pharmaceuticals Group PLC                                451,675      451,675
                       25,400     25,400  Alkermes, Inc.                                                 406,654      406,654
  12,900               14,900     27,800  Amerisourcebergen Corp.                            980,400   1,132,400    2,112,800
  17,000                          17,000  Andrx Group                                        458,490                  458,490
  35,500                          35,500  Biogen, Inc.                                     1,470,765                1,470,765
                       10,000     10,000  Biovail Corp.                                                  289,600      289,600
  45,100               14,100     59,200  IDEC Pharmaceuticals Corp.                       1,598,795     499,845    2,098,640
  37,000                          37,000  Ligand Pharmaceuticals, Inc.                       536,500                  536,500
  49,800               28,500     78,300  MedImmune, Inc.                                  1,314,720     752,400    2,067,120
   7,000               12,100     19,100  Teva Pharmaceutical Industries Ltd.                467,460     808,038    1,275,498
                       10,700     10,700  Vertex Pharmaceuticals, Inc.                                   174,196      174,196
                                                                                         -----------  ----------  -----------
                                                                                           6,827,130   4,514,808   11,341,938
                                                                                         -----------  ----------  -----------


STRONG GVIT MID CAP GROWTH FUND / MID CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                            June 30, 2002
(Unaudited)
Fund 1 represents GVIT Mid Cap Growth Fund.  Fund 2 represents Mid Cap Growth Portfolio.

                                                                                                                    PROFORMA
                                PROFORMA                                                    FUND 1       FUND 2     COMBINED
FUND 1                FUND 2    COMBINED                                                    MARKET       MARKET      MARKET
SHARES                SHARES     SHARES                SECURITY DESCRIPTION                 VALUE        VALUE       VALUE
----------------------------------------  ---------------------------------------------  -----------  ----------  -----------


Radio and Television Broadcasting
                        2,000      2,000  Hispanic Broadcasting Corp., Class A                            52,200       52,200
                                                                                                      ----------  -----------

Radio Broadcasting
                        6,000      6,000  Entercom Communications Corp.                                  275,400      275,400
                                                                                                      ----------  -----------

Refrigeration and Heating Equipment
                       12,100     12,100  American Standard Cos.                                         908,710      908,710
                                                                                                      ----------  -----------

Restaurants
                       14,300     14,300  Outback Steakhouse                                             501,930      501,930
                                                                                                      ----------  -----------

Retail
  87,700                          87,700  Abercrombie & Fitch Co.                          2,115,324                2,115,324
                       15,200     15,200  American Eagle Outfitters Ltd.                                 321,328      321,328
  10,500                          10,500  Autozone, Inc.                                     811,650                  811,650
  27,700                          27,700  Barnes & Noble, Inc.                               732,111                  732,111
  64,600                          64,600  Bed, Bath & Beyond, Inc.                         2,438,004                2,438,004
  36,500               23,900     60,400  Best Buy Co., Inc.                               1,324,950     867,570    2,192,520
                       14,200     14,200  BJ's Wholesale Club, Inc.                                      546,700      546,700
  20,000                          20,000  CDW Computer Centers, Inc.                         936,200                  936,200
  32,500                          32,500  Circuit City Stores, Inc. - Carmax Group           703,625                  703,625
  77,500                          77,500  Circuit City Stores-Circuit City Group           1,453,125                1,453,125
  44,000                          44,000  Dollar General Corp.                               837,320                  837,320
  37,400               35,100     72,500  Dollar Tree Stores, Inc.                         1,473,934   1,383,291    2,857,225
                       38,500     38,500  Family Dollar Stores, Inc.                                   1,357,125    1,357,125
  14,500                          14,500  La-Z-Boy, Inc.                                     365,690                  365,690
  44,600                          44,600  Limited, Inc. (The)                                949,980                  949,980
  26,000                          26,000  Mattel, Inc.                                       548,080                  548,080
                       22,700     22,700  PMI Group, Inc.                                                867,140      867,140
                       16,700     16,700  Ross Stores, Inc.                                              680,525      680,525
  19,400                          19,400  Sonic Automotive, Inc.                             499,550                  499,550
 127,700                         127,700  Staples, Inc.                                    2,515,689                2,515,689
                       36,500     36,500  Starbucks Corp.                                                907,025      907,025
  34,500                          34,500  Tiffany & Co.                                    1,214,400                1,214,400
  72,000               31,000    103,000  TJX Cos., Inc.                                   1,411,920     607,910    2,019,830
                                                                                         -----------  ----------  -----------
                                                                                          20,331,552   7,538,614   27,870,166
                                                                                         -----------  ----------  -----------

Semiconductors
  43,000                          43,000  ASM Lithography Holding NV                         650,160                  650,160
 173,600                         173,600  Atmel Corp.                                      1,086,736                1,086,736
  36,500                          36,500  Brooks-PRI Automation, Inc.                        932,940                  932,940
 123,600                         123,600  Chippac, Inc.                                      763,848                  763,848
  18,000                          18,000  Cymer, Inc.                                        630,720                  630,720
  82,900                          82,900  Fairchild Semiconductor International, Inc.      2,014,470                2,014,470
  79,000                          79,000  International Rectifier Corp.                    2,302,850                2,302,850
                       15,700     15,700  Intersil  Corp.                                                335,666      335,666
                       52,200     52,200  Lattice Semiconductor Corp.                                    456,228      456,228
                        3,500      3,500  Marvel Technology Group, LTD.                                   69,615       69,615
  34,500                          34,500  National Semiconductor Corp.                     1,006,365                1,006,365
  42,500                9,500     52,000  Novellus Systems, Inc.                           1,445,000     323,000    1,768,000
  29,000                          29,000  Semicondutor HOLDRs Trust                          879,280                  879,280
                       16,900     16,900  Semtech Corp.                                                  451,230      451,230
 109,450                         109,450  Taiwan Semiconductor                             1,422,850                1,422,850
                                          Manufacturing Co. Ltd. ADR
  41,000                          41,000  Varian Semiconductor                             1,391,130                1,391,130
                                          Equipment Associates, Inc.                     -----------              -----------
                                                                                          14,526,349   1,635,739   16,162,088
                                                                                         -----------  ----------  -----------


STRONG GVIT MID CAP GROWTH FUND / MID CAP GROWTH PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                                            June 30, 2002
(Unaudited)
Fund 1 represents GVIT Mid Cap Growth Fund.  Fund 2 represents Mid Cap Growth Portfolio.

                                                                                                                    PROFORMA
                                PROFORMA                                                    FUND 1       FUND 2     COMBINED
FUND 1                FUND 2    COMBINED                                                    MARKET       MARKET      MARKET
SHARES                SHARES     SHARES                SECURITY DESCRIPTION                 VALUE        VALUE       VALUE
----------------------------------------  ---------------------------------------------  -----------  ----------  -----------


Services
                       31,000     31,000  Iron Mountain, Inc.                                            956,350      956,350
                       34,000     34,000  Manpower, Inc.                                               1,249,500    1,249,500
                       52,400     52,400  Robert Half International, Inc.                              1,220,920    1,220,920
                       19,900     19,900  Sabre Holdings, Inc.                                           712,420      712,420
                       28,600     28,600  Ticketmaster Online CitySearch, Inc. Class B                   535,106      535,106
                        5,700      5,700  Westwood One, Inc.                                             190,494      190,494
                                                                                                      ----------  -----------
                                                                                                       4,864,790    4,864,790
                                                                                                      ----------  -----------

Telecommunications
                       45,500     45,500  Nextel Communications, Inc.                                    146,055      146,055
                                                                                                      ----------  -----------

Telephone Communication
                       36,800     36,800  Triton PCS Holdings, Inc.                                      143,520      143,520
                                                                                                      ----------  -----------

Transportation Services
                        3,000      3,000  C.H. Robinson Worldwide, Inc.                                  100,590      100,590
                                                                                                      ----------  -----------

Wholesale Trade-Durable Goods
                       27,300     27,300  O'Reilly Automotive                                            752,388      752,388
                                                                                                      ----------  -----------

Total COMMON STOCK                                                                       132,064,596  85,759,237  217,823,833
                                                                                         -----------  ----------  -----------

MONEY MARKET
Management Investment, Open-End Mutual Funds
                    3,008,017  3,008,017  Government Reserve                                           3,008,017    3,008,017
                                          Investment Fund                                             ----------  -----------
Total Money Market                                                                                     3,008,017    3,008,017
                                                                                                      ----------  -----------

REPURCHASE AGREEMENT
  1,175,874                    1,175,874  Fifth Third Repo, 1.86%,                         1,175,874                1,175,874
                                          07/01/02 (Collateralized by                    -----------              -----------
                                          Freddie Mac Gold Securities)
Total REPURCHASE AGREEMENT                                                                 1,175,874                1,175,874
                                                                                         -----------              -----------

U.S. GOVERNMENT AGENCIES
U.S. Treasury Bill
  400,000                        400,000                                1.70%, 09/12/02      398,654                  398,654
                                                                                         -----------              -----------

Total U.S. GOVERNMENT AGENCIES                                                               398,654                  398,654
                                                                                         -----------              -----------


TOTAL (A) (COST $143,399,950; $90,266,947; $233,666,897; RESPECTIVELY)  -  100.2%      133,639,124   88,767,254   222,406,378
                                                                                       ===========   ==========   ===========

(a) Cost for federal income tax and financial reporting purposes differs from value by net unrealized appreciation (depreciation) of securities.
(b) As of June 30, 2002, all of the securities held by the Mid Cap Growth Portfolio would comply with the compliance guidelines of the Strong GVIT Mid Cap Growth Fund, except for Nationwide Financial Services, which is not a permissible security because its issuer is an affiliate of the Portfolio's and the GVIT Fund's investment adviser, and will be sold prior to the Reorganization. The current market value for the security is $632,000. Other securities within the Portfolio may be sold, however, due to differing portfolio management style.

ADR     American Depository Receipt.
HOLDR   Holders Trust.
See notes to financial statements.

GARTMORE GVIT MONEY MARKET FUND / MONEY MARKET PORTFOLIO
Proforma Combined Schedule of Portfolio Investments                                  June 30, 2002
(Unaudited)
Fund 1 represents Gartmore GVIT Money Market Fund. Fund 2 represents Money Market Portfolio.


                             PROFORMA
   FUND 1        FUND 2      COMBINED                                                    PROFORMA
  SHARES OR     SHARES OR   SHARES OR                           FUND 1       FUND 2      COMBINED
  PRINCIPAL     PRINCIPAL   PRINCIPAL                           MARKET       MARKET       MARKET
 AMOUNT ($)     AMOUNT ($)  AMOUNT ($)  SECURITY DESCRIPTION   VALUE ($)    VALUE ($)    VALUE ($)
-------------  -----------  ----------  --------------------  -----------  -----------  -----------
COMMERCIAL PAPER
Asset Backed Securities
Delaware Funding Corp.
   12,536,000               12,536,000  1.80%, 07/11/02        12,536,000                12,536,000
   40,000,000               40,000,000  1.79%, 07/02/02        39,998,011                39,998,011
   21,597,000               21,597,000  1.79%, 07/08/02        21,589,483                21,589,483
   10,000,000               10,000,000  1.80%, 07/17/02         9,992,000                 9,992,000
   12,000,000               12,000,000  1.80%, 07/22/02        11,987,400                11,987,400
                                                                           -----------  -----------
                                                                            96,102,894   96,102,894
                                                                           -----------  -----------

Falcon Asset Securitization Corp.
   10,000,000               10,000,000  1.80%, 07/11/02         9,995,000                 9,995,000
                 2,000,000   2,000,000  1.78%, 07/12/02                      1,998,912    1,998,912
   25,000,000    3,000,000  28,000,000  1.85%, 07/15/02        24,982,597    2,997,842   27,980,439
   40,000,000               40,000,000  1.79%, 07/19/02        39,964,200                39,964,200
   15,000,000               15,000,000  1.80%, 08/02/02        14,976,000                14,976,000
                                                              -----------               -----------
                                                               89,917,797    4,996,754   94,914,551
                                                              -----------  -----------  -----------
Preferred Receivables Funding Corp.
   10,000,000               10,000,000  1.80%, 08/06/02         9,982,000                 9,982,000
                                                              -----------               -----------
Sigma Financial, Inc.
   10,000,000               10,000,000  2.00%, 07/01/02        10,000,000                10,000,000
                                                              -----------               -----------
Giro Funding Corp.
                 1,011,000   1,011,000  1.83%, 7/22/02                       1,009,921    1,009,921

New Center Asset Trust
                 4,000,000   4,000,000  1.78%, 7/12/02                       3,997,824    3,997,824

Trident Capital Finance
                 4,500,000   4,500,000  2.00%, 07/01/02                      4,500,000    4,500,000
   20,200,000               20,200,000  1.79%, 07/09/02        20,191,965                20,191,965
   15,000,000               15,000,000  1.80%, 07/10/02        14,993,250                14,993,250
   25,000,000               25,000,000  1.80%, 07/11/02        24,987,500                24,987,500
                                                              -----------               -----------
                                                               60,172,715                64,672,715
                                                              -----------               -----------
Variable Funding Capital Corp.
                4,000,000    4,000,000  1.77%, 07/22/02                      3,995,870    3,995,870
   40,000,000               40,000,000  1.79%, 07/16/02        39,970,334                39,970,334
   20,000,000               20,000,000  1.79%, 08/05/02        19,965,194                19,965,194
   32,856,000               32,856,000  1.79%, 08/06/02        32,797,188                32,797,188
                                                              -----------               -----------
                                                               92,732,716                96,728,586
                                                              -----------  -----------  -----------
Total Asset Backed Securities                                 358,908,122   18,500,369  377,408,491
                                                              -----------  -----------  -----------


                             PROFORMA
   FUND 1        FUND 2      COMBINED                                                    PROFORMA
  SHARES OR     SHARES OR   SHARES OR                           FUND 1       FUND 2      COMBINED
  PRINCIPAL     PRINCIPAL   PRINCIPAL                           MARKET       MARKET       MARKET
 AMOUNT ($)     AMOUNT ($)  AMOUNT ($)  SECURITY DESCRIPTION   VALUE ($)    VALUE ($)    VALUE ($)
-------------  -----------  ----------  --------------------  -----------  -----------  -----------


Auto / Finance
American Honda Finance Corp.
   15,500,000               15,500,000  1.77%, 07/18/02        15,487,071                15,487,071
   18,600,000               18,600,000  1.76%, 07/22/02        18,580,904                18,580,904
   35,000,000               35,000,000  1.76%, 07/23/02        34,962,355                34,962,355
                                                              -----------               -----------
                                                               69,030,330                69,030,330
                                                              -----------               -----------
Harley Davidson Funding Corp.
                 3,750,000   3,750,000  1.78%, 07/01/02                      3,750,000    3,750,000
                                                                           -----------  -----------
Toyota Motor Credit Corp.
   30,000,000               30,000,000  1.76%, 08/08/02        29,944,267                29,944,267
                                                              -----------               -----------
                                                               98,974,597    3,750,000  102,724,597
                                                              -----------  -----------  -----------
Bank Holding Companies
National City Credit Corp
                 4,000,000   4,000,000  1.85%, 07/16/02                      3,996,917    3,996,917
State Street Corp.
                 4,035,000   4,035,000  1.75%, 07/17/02                      4,031,862    4,031,862
                                                                           -----------  -----------
                                                                             8,028,779    8,028,779
                                                                           -----------  -----------
Banks
Citicorp
   30,000,000               30,000,000  1.80%, 07/01/02        30,000,000                30,000,000
   10,000,000               10,000,000  1.79%, 07/02/02         9,999,503                 9,999,503
   55,000,000               55,000,000  1.78%, 07/12/02        54,970,146                54,970,146
                                                              -----------               -----------
                                                               94,969,649                94,969,649
                                                              -----------               -----------
J.P. Morgan Chase & Co
                 4,000,000   4,000,000  1.93%, 07/01/02                      4,000,000    4,000,000
                                                                           -----------  -----------
National City Credit Corp.
   10,000,000               10,000,000  1.86%, 07/08/02         9,996,383                 9,996,383
   15,000,000               15,000,000  1.87%, 07/11/02        14,992,208                14,992,208
   25,000,000               25,000,000  1.85%, 07/17/02        24,979,445                24,979,445
   15,000,000               15,000,000  1.80%, 08/08/02        14,971,500                14,971,500
   20,000,000               20,000,000  2.00%, 10/21/02        19,875,556                19,875,556
                                                              -----------               -----------
                                                               84,815,092                84,815,092
                                                              -----------               -----------
Societe General N Americana
   35,000,000               35,000,000  1.86%, 07/03/02        34,996,393                34,996,393
                                                              -----------               -----------
State Street Corp.
   5,965,000                 5,965,000  1.75%, 07/17/02         5,960,361                 5,960,361
                                                              -----------               -----------
Toronto-Dominion Holdings
   35,000,000               35,000,000  1.78%, 08/05/02        34,939,431                34,939,431
   25,000,000               25,000,000  1.83%, 09/25/02        24,890,708                24,890,708
                                                              -----------               -----------
                                                               59,830,139                59,830,139
                                                              -----------               -----------


                             PROFORMA
   FUND 1        FUND 2      COMBINED                                                    PROFORMA
  SHARES OR     SHARES OR   SHARES OR                           FUND 1       FUND 2      COMBINED
  PRINCIPAL     PRINCIPAL   PRINCIPAL                           MARKET       MARKET       MARKET
 AMOUNT ($)     AMOUNT ($)  AMOUNT ($)  SECURITY DESCRIPTION   VALUE ($)    VALUE ($)    VALUE ($)
-------------  -----------  ----------  --------------------  -----------  -----------  -----------


UBS Finance (DE) LLC
                 3,565,000   3,565,000  2.00%, 07/01/02                      3,565,000   3,565,000
                                                                           -----------  -----------
Westdeutsche Landesbank Giro
   25,000,000               25,000,000  1.82%, 07/17/02        24,979,778                24,979,778
   21,000,000    4,000,000  25,000,000  1.82%, 07/19/02        20,980,890    3,996,360   24,977,250
   25,000,000               25,000,000  2.11%, 12/16/02        24,753,833                24,753,833
                                                              -----------               -----------
                                                               70,714,501    3,996,360   74,710,861
                                                              -----------  -----------  -----------
                                                              351,286,135   11,561,360  362,847,495
                                                              -----------  -----------  -----------
Broker / Dealers
Goldman Sachs Group, Inc.
                 4,000,000   4,000,000  1.93%, 07/02/02                      3,999,785    3,999,785
                                                                           -----------  -----------
Marsh & McLennan Co.
   20,934,000               20,934,000  1.77%, 08/15/02        20,887,684                20,887,684
   25,000,000               25,000,000  1.83%, 10/01/02        24,883,082                24,883,082
   11,735,000               11,735,000  1.80%, 10/15/02        11,672,805                11,672,805
   10,000,000               10,000,000  1.80%, 10/24/02         9,942,500                 9,942,500
                                                              -----------               -----------
                                                               67,386,071                67,386,071
                                                              -----------               -----------
Morgan Stanley Dean Witter & Co.
   30,000,000               30,000,000  1.87%, 07/02/02        29,998,442                29,998,442
   35,000,000               35,000,000  1.79%, 07/09/02        34,986,078                34,986,078
   25,282,000    1,790,000  27,072,000  1.81%, 07/22/02        25,255,306    1,788,110   27,043,416
                                                                           -----------  -----------
                                                               90,239,826    1,788,110   92,027,936
                                                              -----------  -----------  -----------
Salomon Smith Barney Holdings, Inc.
   10,000,000               10,000,000  1.77%, 07/10/02         9,995,575                 9,995,575
   40,000,000               40,000,000  1.79%, 07/15/02        39,972,233                39,972,233
   45,000,000               45,000,000  1.79%, 08/01/02        44,930,638                44,930,638
                                                              -----------               -----------
                                                               94,898,446                94,898,446
                                                              -----------               -----------
Salomon Smith Barney
                 4,000,000  4,000,000,  1.77%, 07/09/02                      3,998,427    3,998,427
                                                                           -----------  -----------
                                                              252,524,343    9,786,322  262,310,665
                                                              -----------  -----------  -----------
Canada
British Columbia (Province)
                 4,504,000  4,504,000   1.87%, 10/15/02                      4,478,979    4,478,979
                                                                           -----------  -----------
Consumer Sales Finance
American General Finance Corp.
   23,000,000              23,000,000   1.84%, 07/12/02        22,987,069                22,987,069
   10,000,000              10,000,000   1.80%, 08/01/02         9,984,500                 9,984,500
   20,000,000              20,000,000   1.79%, 08/07/02        19,963,206                19,963,206
   10,000,000              10,000,000   1.78%, 08/12/02         9,979,233                 9,979,233
   10,000,000              10,000,000   1.86%, 08/16/02         9,976,233                 9,976,233
   10,000,000              10,000,000   2.10%, 01/03/03         9,891,500                 9,891,500
                                                              -----------               -----------
                                                               82,781,741                82,781,741
                                                              -----------               -----------


                             PROFORMA
   FUND 1        FUND 2      COMBINED                                                    PROFORMA
  SHARES OR     SHARES OR   SHARES OR                           FUND 1       FUND 2      COMBINED
  PRINCIPAL     PRINCIPAL   PRINCIPAL                           MARKET       MARKET       MARKET
 AMOUNT ($)     AMOUNT ($)  AMOUNT ($)  SECURITY DESCRIPTION   VALUE ($)    VALUE ($)    VALUE ($)
-------------  -----------  ----------  --------------------  -----------  -----------  -----------


Harley-Davidson Funding Corp.
    7,000,000                7,000,000  1.78%, 07/11/02         6,996,539                 6,996,539
   10,000,000               10,000,000  1.77%, 07/18/02         9,991,642                 9,991,642
   18,250,000               18,250,000  1.78%, 07/26/02        18,227,440                18,227,440
    9,580,000                9,580,000  1.80%, 08/05/02         9,563,235                 9,563,235
      700,000                  700,000  1.77%, 08/06/02           698,761                   698,761
    4,000,000                4,000,000  1.77%, 08/08/02         3,992,527                 3,992,527
    8,000,000                8,000,000  1.77%, 08/16/02         7,981,907                 7,981,907
                                                              -----------               -----------
                                                               57,452,051                57,452,051
                                                              -----------               -----------
Wells Fargo Financial, Inc.
   10,000,000               10,000,000  1.90%, 07/08/02         9,996,306                 9,996,306
   25,000,000               25,000,000  1.78%, 08/08/02        24,953,028                24,953,028
   20,000,000               20,000,000  2.04%, 12/27/02        19,797,133                19,797,133
   20,000,000               20,000,000  2.05%, 12/30/02        19,792,722                19,792,722
                                                              -----------               -----------
                                                               74,539,189                74,539,189
                                                              -----------               -----------
                                                              214,772,981               214,772,981
                                                              -----------               -----------
Cosmetic/Toiletries
Gillette Co.
   23,705,000               23,705,000  1.88%, 07/08/02        23,696,335                23,696,335
   35,000,000               35,000,000  1.83%, 12/11/02        34,709,995                34,709,995
                                                              -----------               -----------
                                                               58,406,330                58,406,330
                                                              -----------               -----------
Diversified Finance
ABN Amro NA Finance, Inc.
   65,000,000    4,000,000  69,000,000  1.86%, 07/08/02        64,976,589    3,998,553   68,975,142
   20,300,000               20,300,000  1.80%, 07/12/02        20,288,835                20,288,835
                                                              -----------               -----------
                                                               85,265,424    3,998,553   89,263,977
                                                              -----------  -----------  -----------
General Electric Capital Corp.
   20,000,000               20,000,000  1.85%, 07/11/02        19,989,722                19,989,722
   10,000,000               10,000,000  2.02%, 10/21/02         9,937,156                 9,937,156
   10,000,000               10,000,000  2.04%, 12/02/02         9,912,733                 9,912,733
   15,000,000               15,000,000  1.86%, 12/11/02        14,873,675                14,873,675
   10,000,000               10,000,000  2.04%, 12/30/02         9,896,867                 9,896,867
                                                              -----------               -----------
                                                               64,610,153                64,610,153
                                                              -----------               -----------
General Electric Financial Assurance Corp.
   10,000,000               10,000,000  1.80%, 09/07/02         9,961,000                 9,961,000
                                                              -----------               -----------
American Honda Finance Corp.
                 4,000,000   4,000,000  1.77%, 07/26/02                      3,995,083    3,995,083

General Electric Capital Corp.
                 3,800,000   3,800,000  2.07%, 10/11/02                      3,777,713    3,777,713

Household Finance Corp.
                 4,000,000   4,000,000  1.84%, 07/10/02                      3,998,160    3,998,160
                                                                           -----------  -----------
                                                              159,836,577   15,769,509  175,606,086
                                                              -----------  -----------  -----------


                             PROFORMA
   FUND 1        FUND 2      COMBINED                                                    PROFORMA
  SHARES OR     SHARES OR   SHARES OR                           FUND 1       FUND 2      COMBINED
  PRINCIPAL     PRINCIPAL   PRINCIPAL                           MARKET       MARKET       MARKET
 AMOUNT ($)     AMOUNT ($)  AMOUNT ($)  SECURITY DESCRIPTION   VALUE ($)    VALUE ($)    VALUE ($)
-------------  -----------  ----------  --------------------  -----------  -----------  -----------


Electronics
Johnson Controls, Inc.
                 4,000,000   4,000,000  2.07%, 07/01/02                      4,000,000    4,000,000
                                                                           -----------  -----------

Financial Services
Giro Funding Corp.
   53,818,000               53,818,000  1.81%, 07/25/02        53,753,172                53,753,172
   10,000,000               10,000,000  1.80%, 08/12/02         9,979,000                 9,979,000
   35,000,000               35,000,000  1.80%, 08/26/02        34,902,000                34,902,000
                 4,000,000   4,000,000  1.80%, 08/12/02                      3,991,600    3,991,600
                                                              -----------  -----------  -----------
                                                               98,634,172    3,991,600  102,625,772
                                                              -----------  -----------  -----------
Golden Funding Corp.
   20,000,000               20,000,000  1.82%, 08/22/02        19,947,422                19,947,422
                                                              -----------               -----------

New Center Asset Trust
   30,000,000               30,000,000  1.78%, 07/10/02        29,986,650                29,986,650
   20,000,000               20,000,000  1.85%, 07/15/02        19,985,611                19,985,611
   10,000,000               10,000,000  1.79%, 07/23/02         9,989,061                 9,989,061
   40,000,000               40,000,000  1.82%, 08/14/02        39,911,023                39,911,023
                                                              -----------               -----------
                                                               99,872,345                99,872,345
                                                              -----------               -----------
Old Line Funding Corp.
   40,000,000               40,000,000  1.79%, 07/22/02        39,958,233                39,958,233
                                                              -----------               -----------
Halifax Corp.
                 1,000,000   1,000,000  1.80%, 07/29/02           998,600                   998,600

National Australia Funding
                 4,000,000   4,000,000  2.00%, 07/02/02         3,999,778                 3,999,778

Private Export Funding Corp/
                 4,000,000   4,000,000  1.98%, 10/22/02         3,975,140                 3,975,140
                                                              -----------  -----------  -----------
                                                              194,680,000   12,965,118  207,645,118
                                                              -----------  -----------  -----------
Insurance
AIG Funding, Inc.
   10,000,000               10,000,000  1.86%, 07/09/02         9,995,867                 9,995,867
                                                              -----------               -----------
ING America Insurance Holdings
                 4,000,000   4,000,000  1.93%, 07/02/02                      3,999,786    3,999,786
   20,000,000               20,000,000  1.86%, 07/10/02        19,990,700                19,990,700
   25,000,000               25,000,000  1.81%, 07/22/02        24,973,604                24,973,604
   36,957,000               36,957,000  1.80%, 09/12/02        36,822,107                36,822,107
   15,000,000               15,000,000  1.80%, 09/17/02        14,941,500                14,941,500
                                                              -----------               -----------
                                                               96,727,911    3,999,786  100,727,697
                                                              -----------  -----------  -----------
                                                              106,723,778    3,999,786  110,723,564
                                                              -----------  -----------  -----------


                             PROFORMA
   FUND 1        FUND 2      COMBINED                                                    PROFORMA
  SHARES OR     SHARES OR   SHARES OR                           FUND 1       FUND 2      COMBINED
  PRINCIPAL     PRINCIPAL   PRINCIPAL                           MARKET       MARKET       MARKET
 AMOUNT ($)     AMOUNT ($)  AMOUNT ($)  SECURITY DESCRIPTION   VALUE ($)    VALUE ($)    VALUE ($)
-------------  -----------  ----------  --------------------  -----------  -----------  -----------


Mortgage Banks
Halifax Corp.
    2,600,000                2,600,000  1.80%, 08/29/02         2,592,330                 2,592,330
                                                              -----------               -----------
Northern Rock PLC
   25,000,000               25,000,000  1.79%, 07/23/02        24,972,653                24,972,653
   10,000,000               10,000,000  1.82%, 07/29/02         9,985,844                 9,985,844
   23,000,000               23,000,000  1.80%, 08/01/02        22,964,402                22,964,402
   29,000,000               29,000,000  1.83%, 08/12/02        28,938,085                28,938,085
    8,754,000                8,754,000  1.80%, 08/27/02         8,729,051                 8,729,051
   13,000,000               13,000,000  1.81%, 08/29/02        12,961,650                12,961,650
    3,000,000                3,000,000  1.78%, 08/01/02         2,995,402                 2,995,402
                                                                           -----------  -----------
                                                              108,551,685   2,995,402   111,547,087
                                                              -----------  -----------  -----------
Yorkshire Building Society
    5,000,000                5,000,000  1.81%, 07/02/02         4,999,749                 4,999,749
   20,100,000               20,100,000  1.91%, 07/03/02        20,097,867                20,097,867
   45,000,000    4,000,000  49,000,000  1.87%, 07/11/02        44,976,708   3,997,922    48,974,630
   18,000,000               18,000,000  1.78%, 08/19/02        17,956,390                17,956,390
   10,000,000               10,000,000  1.80%, 09/06/02         9,966,500                 9,966,500
   10,000,000               10,000,000  1.79%, 09/24/02         9,957,736                 9,957,736
                                                              -----------               -----------
                                                              107,954,950   3,997,922   111,952,872
                                                              -----------  -----------  -----------
                                                              219,098,965   6,993,324   226,092,289
                                                              -----------  -----------  -----------
Oil & Gas
Chevron U.K. Investment PLC
   20,000,000               20,000,000  1.91%, 07/09/02        19,991,510                19,991,510
   15,000,000               15,000,000  1.87%, 07/10/02        14,992,988                14,992,988
   20,000,000               20,000,000  1.80%, 08/06/02        19,964,000                19,964,000
   10,000,000               10,000,000  1.85%, 08/13/02         9,977,903                 9,977,903
   10,000,000               10,000,000  1.80%, 08/15/02         9,977,500                 9,977,500
   10,000,000               10,000,000  1.81%, 08/19/02         9,975,364                 9,975,364
   10,000,000               10,000,000  1.92%, 10/15/02         9,943,467                 9,943,467
                                                              -----------               -----------
                                                               94,822,732                94,822,732
                                                              -----------               -----------
Koch Industries, Inc.
   71,242,000               71,242,000  1.98%, 07/01/02        71,242,000                71,242,000
                                                              -----------               -----------
                                                              166,064,732               166,064,732
                                                              -----------               -----------
Printing & Publishing
E.W. Scripps Co.
                 1,948,000   1,948,000  1.82%, 07/10/02                     1,947,114     1,947,114
   15,037,000               15,037,000  1.81%, 08/07/02        15,009,027                15,009,027
   26,500,000               26,500,000  1.79%, 08/21/02        26,432,800                26,432,800
                                                              -----------               -----------
                                                               41,441,827   1,947,114    43,388,941
                                                              -----------  -----------  -----------


                             PROFORMA
   FUND 1        FUND 2      COMBINED                                                    PROFORMA
  SHARES OR     SHARES OR   SHARES OR                           FUND 1       FUND 2      COMBINED
  PRINCIPAL     PRINCIPAL   PRINCIPAL                           MARKET       MARKET       MARKET
 AMOUNT ($)     AMOUNT ($)  AMOUNT ($)  SECURITY DESCRIPTION   VALUE ($)    VALUE ($)    VALUE ($)
-------------  -----------  ----------  --------------------  -----------  -----------  -----------


McGraw-Hill Companies, Inc.
   24,600,000               24,600,000  1.88%, 07/03/02        24,597,431                24,597,431
   18,000,000               18,000,000  1.78%, 07/25/02        17,978,640                17,978,640
                                                              -----------               -----------
                                                               42,576,071                42,576,071
                                                              -----------               -----------
                                                               84,017,898   1,947,114    85,965,012
                                                              -----------  -----------  -----------
Tobacco
Philip Morris Co., Inc
   43,381,000               43,381,000  1.95%, 07/01/02        43,381,001                43,381,001
    3,469,000                3,469,000  1.80%, 08/05/02         3,462,929                 3,462,929
   20,000,000               20,000,000  1.88%, 08/12/02        19,956,133                19,956,133
                                                               66,800,063                66,800,063
                                                              -----------               -----------
Total COMMERCIAL PAPER                                      2,395,826,693 101,780,660 2,497,607,353
                                                              -----------  -----------  -----------
U.S. Government Sponsored and Agency Obligations
Federal Home Loan Bank
    4,000,000                4,000,000  2.13%, 01/29/03         3,949,827                 3,949,827
   18,371,000               18,371,000  2.14%, 01/30/03        18,138,936                18,138,936
   12,803,000               12,803,000  2.23%, 04/0/703        12,580,939                12,580,939
   20,000,000               20,000,000  2.35%, 04/24/03        19,612,250                19,612,250
   10,000,000   4,000,000   14,000,000  2.63%, 05/28/03        10,000,000   3,999,999    13,999,999
                                                              -----------  -----------  -----------
                                                               64,281,952   3,999,999    68,281,951
                                                              -----------  -----------  -----------
Federal Home Loan Mortgage Corporation
   25,000,000               25,000,000  1.85%, 07/03/02        24,997,431                24,997,431
    8,000,000                8,000,000  2.07%, 07/18/02         7,992,180                 7,992,180
   10,000,000               10,000,000  1.81%, 09/11/02         9,963,800                 9,963,800
    7,000,000                7,000,000  2.00%, 11/07/02         6,949,833                 6,949,833
    9,000,000                9,000,000  2.02%, 12/20/02         8,913,140                 8,913,140
   30,000,000               30,000,000  2.14%, 01/30/03        29,621,037                29,621,037
   12,000,000               12,000,000  2.36%, 04/24/03        11,766,855                11,766,855
                                                              -----------               -----------
                                                              100,204,276               100,204,276
                                                              -----------               -----------
Federal National Mortgage Association
   10,000,000               10,000,000  1.85%, 07/03/02         9,998,972                 9,998,972
   10,000,000               10,000,000  2.00%, 07/15/02         9,992,222                 9,992,222
   10,000,000               10,000,000  2.27%, 02/07/03         9,860,954                 9,860,954
   65,500,000               65,500,000  2.10%, 05/30/03        64,255,228                64,255,228
                                                              -----------               -----------
                                                               94,107,376                94,107,376
                                                              -----------               -----------
Total U.S. Government Sponsored and Agency Obligations        258,593,604    3,999,999  262,593,603
                                                              -----------  -----------  -----------
Corporate Bonds
Broker / Dealers
Morgan Stanley Dean  Witter & Co.
                4,000,000    4,000,000  6.38%, 08/01/02         4,015,013                 4,015,013
                                                              -----------               -----------


                             PROFORMA
   FUND 1        FUND 2      COMBINED                                                    PROFORMA
  SHARES OR     SHARES OR   SHARES OR                           FUND 1       FUND 2      COMBINED
  PRINCIPAL     PRINCIPAL   PRINCIPAL                           MARKET       MARKET       MARKET
 AMOUNT ($)     AMOUNT ($)  AMOUNT ($)  SECURITY DESCRIPTION   VALUE ($)    VALUE ($)    VALUE ($)
-------------  -----------  ----------  --------------------  -----------  -----------  -----------


Diversified Finance
General Electric Capital Corp.
                1,000,000    1,000,000  6.50%, 07/22/02         1,002,617                 1,002,617
                                                              -----------               -----------
Financial Services
General Electric Capital Corp.
   20,000,000   1,000,000   21,000,000  1.87%, 07/09/02 (b)    20,000,000    1,000,000   21,000,000

Citigroup, Inc.
                1,000,000    1,000,000  5.88%, 07/15/02                      1,001,503    1,001,503

Citigroup, Inc.
                1,250,000    1,250,000  6.50%, 08/15/02                      1,257,061    1,257,061

Sigma Finance, Inc.
                5,000,000    5,000,000  3.92%, 07/19/02                      5,005,067    5,005,067

Wells Fargo Financial,
                4,000,000    4,000,000  6.38%, 09/15/02                      4,035,457    4,035,457
                                                                           -----------  -----------
                                                               20,000,000   12,299,088   32,299,088
                                                                           -----------  -----------
Total Corporate Bonds                                          20,000,000   17,316,718   37,316,718
                                                              -----------  -----------  -----------

YANKEE CERTIFICATES OF DEPOSIT
Banking--Foreign
Westdeutsche Landesbank Giro
   10,000,000               10,000,000  2.09%, 03/10/03        10,000,000                10,000,000
   10,000,000               10,000,000  2.56%, 05/16/03        10,000,000                10,000,000
                                                              -----------               -----------
                                                               20,000,000                20,000,000
                                                              -----------               -----------
Total YANKEE CERTIFICATES OF DEPOSIT                           20,000,000                20,000,000
                                                              -----------               -----------
CANADIAN GOVERNMENT OBLIGATIONS
British Columbia (Province)
   15,157,000      15,157,000  1.93%, 11/25/02                 15,037,550                15,037,550
                                                              -----------               -----------
Total Canadian Government Obligations                          15,037,550                15,037,550
                                                              -----------               -----------

GOVERNMENT BONDS
Federal Home Loan Mortgage Corporation
                1,000,000    1,000,000  1.97%, 11/25/02                        991,956      991,956
                2,000,000    2,000,000  1.94%, 12/09/02                      1,982,648    1,982,648
                                                                           -----------  -----------
                                                                             2,974,604    2,974,604
                                                                           -----------  -----------
Federal National Mortgage Association
                4,000,000    4,000,000  2.04%, 10/04/02                      3,978,467    3,978,467
                                                                           -----------  -----------
Total Government Bonds                                                       6,953,071    6,953,071
                                                                           -----------  -----------

                5,004,907    5,004,907
                Aim Liquid Assets Portfolio- Institutional Class             5,004,907    5,004,907
                                                                           -----------  -----------
Total Money Market                                                           5,004,907    5,004,907
                                                                           -----------  -----------
CERTIFICATES OF DEPOSIT
Financial Services
Westdeutsche Landesbank Girozentale
                2,000,000    2,000,000  2.06%, 03/11/03                      2,000,000    2,000,000
                                                                           -----------  -----------
Total Certificates of Deposit                                                2,000,000    2,000,000
                                                                           -----------  -----------

(A)TOTAL INVESMENTS (COST $2,709,457,847; $137,055,355
AND $2,846,513,202;RESPECTIVELY)                           2,709,457,847  137,055,355  2,846,513,202
                                                           =============  ===========  =============
____________
(a)  Cost for federal income tax and financial reporting purposes are the same.

(b) Variable rate security. The rate reflected in the Proforma Combined Schedule of Portfolio Investments is the rate in effect on June 30, 2002. The maturity date represents the next reset date for the security. See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.     BASIS  OF  COMBINATION:

     The unaudited Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments reflect the accounts of nine investment portfolios offered by the Gartmore Variable Insurance Trust, a Massachusetts business trust ("GVIT" or the "Trust"): the Gartmore GVIT Total Return Fund, Gartmore GVIT Growth Fund, Comstock GVIT Value Fund, GVIT Small Company Fund, GVIT Small Cap Value Fund, Strong GVIT Mid Cap Growth Fund, J.P. Morgan GVIT Balanced Fund, Gartmore GVIT Government Bond Fund and Gartmore GVIT Money Market Fund (each a "GVIT Acquiring Fund") and nine investment portfolios offered by Market Street Fund, a Delaware business trust ("Market Street"): the All Pro Broad Equity Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Mid Cap Growth Portfolio, Balanced Portfolio, Bond Portfolio and Money Market Portfolio, (collectively, the "Market Street Portfolios" and individually, a "Market Street Portfolio") as if the proposed reorganization (the "Reorganization") occurred as of and for the year ended June 30, 2002 and taking into account contractual fee changes expected to have a continuing impact on the funds. These statements have been derived from books and records utilized in calculating daily net asset value at June 30, 2002.

     The Agreement and Plan of Reorganization provides that each GVIT Acquiring Fund would acquire all of the assets, subject to stated liabilities, of the corresponding Market Street Portfolio in exchange solely for the GVIT Acquiring Fund's Class IV shares, to be distributed pro rata by the Market Street Portfolio to the holders of its shares, in complete liquidation of the Market Street Portfolio. The Market Street Portfolios correspond to the GVIT Acquiring Funds as follows:



All Pro Broad Equity Portfolio      Gartmore GVIT Total Return Fund
All Pro Large Cap Growth Portfolio  Gartmore GVIT Growth Fund
All Pro Large Cap Value Portfolio   Comstock GVIT Value Fund
All Pro Small Cap Growth Portfolio  GVIT Small Company Fund
All Pro Small Cap Value Portfolio   GVIT Small Cap Value Fund
Mid Cap Growth Portfolio            Strong GVIT Mid Cap Growth Fund
Balanced Portfolio                  J.P. Morgan GVIT Balanced Fund
Bond Portfolio                      Gartmore GVIT Government Bond Fund
Money Market Portfolio              Gartmore GVIT Money Market Fund



     The Reorganization is anticipated to occur on or about April 28, 2003 (the "Closing Date").

For accounting purposes, the historical basis of assets and liabilities of the GVIT Acquiring Funds will survive this reorganization (hereafter referred to as the "Survivor Funds"), with the exception of the Strong GVIT Mid Cap Growth Fund which for accounting purposes will be a non-Survivor Fund. The Market Street Portfolios are hereafter referred to as the "non-Survivor Funds", with the exception of the Mid Cap Growth Portfolio which for accounting purposes will be a Survivor Fund. The Survivor Funds, on the Closing Date of the Reorganization, will issue Class IV shares for the net assets of each non-Survivor Fund in connection with the Reorganization.

In exchange for the transfer of assets and stated liabilities, the Survivor Funds will issue to the non-Survivor Funds full and fractional Class IV shares of the corresponding Survivor Funds, and the non-Survivor Funds will make a liquidating distribution of such Class IV shares to their respective shareholders. The number of Class IV shares of the Survivor Funds so issued will be equal in value to the full and fractional shares of the non-Survivor Funds that are outstanding immediately prior to the Reorganization. At and after the Reorganization, all stated debts, liabilities and obligations of the non-Survivor Funds will attach to the Survivor Funds and may thereafter be enforced against the Survivor Funds to the same extent as if they had been incurred by it.

Under generally accepted accounting principles, the Survivor Funds' basis, for purposes of determining net asset value, of the assets and liabilities of the non-Survivor Funds will be the fair market value of such assets and liabilities computed as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. eastern time) on the business day proceeding the Closing Date. GVIT and, accordingly, the Survivor Funds, will recognize no gain or loss for federal tax purposes on its issuance of Class IV shares in the Reorganization.

The accompanying pro forma financial statements represent the Survivor Funds, and reflect the combined results of operations of the nine GVIT Acquiring Funds and nine Market Street Portfolios. However, should such Reorganization be effected, the statements of operations of the Survivor Funds will not be restated for pre-combination period results of the corresponding non-Survivor Funds. The Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

2.     EXPENSES:

INVESTMENT  ADVISORY  FEES:

Market  Street:
     Under the Investment Advisory Agreement, Market Street is obligated to pay investment advisory fees to Market Street Investment Management Co. ("MSIM") with respect to the Market Street Portfolios, monthly as a percentage of each Market Street Portfolios' average daily net assets as shown below for the year ended June 30, 2002:




                                                                 TOTAL
FUND                                         FEE SCHEDULE         FEES
All Pro Broad Equity Portfolio and      Up to $200 million        0.75%
Mid Cap Growth Portfolio                On $200 million or more   0.70%
All Pro Large Cap Growth Portfolio      Up to $200 million        0.70%
and All Pro Large Cap Value Portfolio   On $200 million or more   0.65%
All Pro Small Cap Growth Portfolio      Up to $200 million        0.90%
 and All Pro Small Cap Value Portfolio  On $200 million or more   0.85%
Balanced Portfolio                      All Assets                0.55%
Bond Portfolio                          All Assets                0.40%
Money Market Portfolio                  All Assets                0.25%



GVIT:

     Under the terms of an Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust ("Gartmore-U.S.") manages the investment of the assets and supervises the daily business affairs of the GVIT Acquiring Funds. Gartmore-U.S. also provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the GVIT Acquiring Funds (if applicable). The subadvisers listed below manage all or a portion of their respective GVIT Acquiring Fund's investments and have the responsibility for making all investment decisions for that portion of the applicable GVIT Acquiring Fund unless otherwise indicated. Additional information regarding the subadvised GVIT Acquiring Funds is as follows:




FUND                                             SUBADVISER(S)
                                                                              -
Comstock GVIT Value Fund         -  Van Kampen Asset Management, Inc.
                                    after May 1, 2002
                                 -  Federated Investment Counseling prior
                                    to May 1, 2002
GVIT Small Company Fund*         -  The Dreyfus Corporation
                                 -  Neuberger Berman, LLC
                                 -  Gartmore Global Partners **
                                 -  Strong Capital Management, Inc.
                                 -  Waddell & Reed Investment
                                    Management Company
GVIT Small Cap Value Fund*       -  The Dreyfus Corporation
Strong GVIT Mid Cap Growth Fund  -  Strong Capital Management, Inc.
J.P. Morgan GVIT Balanced Fund   -  J.P. Morgan Investment Management, Inc.


* Gartmore-U.S., as investment adviser, directly manages a portion of these GVIT Acquiring Funds.
**   Affiliate  of  Gartmore-U.S.



     Under the terms of the Investment Advisory Agreement, each GVIT Acquiring Fund pays Gartmore-U.S. an annual investment advisory fee based on each GVIT Acquiring Fund's average daily net assets. From such fees, pursuant to the sub-advisory agreements, Gartmore-U.S. pays fees to each applicable subadviser. Additional information regarding investment advisory fees for Gartmore-U.S. and the subadvisory fees is as follows for the year ended June 30, 2002:





FUND                                                     PAID TO
                         FEE          TOTAL     FEES       SUB-
                       SCHEDULE        FEES   RETAINED   ADVISER
Gartmore          Up to $1             0.60%      0.60%  N/A
GVIT              billion             0.575%     0.575%  N/A
Total Return      Next $1 billion      0.55%      0.55%  N/A
Fund              Next $3 billion      0.50%      0.50%  N/A
 and Gartmore     $5 billion or more
GVIT
Growth Fund

Comstock GVIT     Up to $50            0.80%      0.45%     0.35%
Value Fund        million              0.65%      0.35%     0.30%
                  Next $200            0.60%      0.35%     0.25%
                  million              0.55%      0.35%     0.20%
                  Next $250
                  million
                  $   500 million or
                  more

GVIT Small        All assets           0.93%      0.33%     0.60%
Company Fund

GVIT Small Cap    Up to $200           0.90%      0.40%     0.50%
Value Fund        million              0.85%      0.40%     0.45%
                  $   200 million or
                  more

Strong GVIT Mid   Up to $500           0.90%      0.40%     0.50%
Cap Growth Fund   million              0.85%      0.40%     0.45%
                  $  500 million and
                  more

J.P. Morgan GVIT  Up to $100           0.75%      0.40%     0.35%
Balanced Fund     million              0.70%      0.40%     0.30%
                  $   100 million or
                  more

Gartmore GVIT     Up to $1 billion     0.50%      0.50%  N/A
Government Bond   Next $1 billion     0.475%     0.475%  N/A
Fund              Next $3 billion      0.45%      0.45%  N/A
                  $     5 billion or   0.40%      0.40%  N/A
                  more

Gartmore GVIT     Up to $1 billion     0.40%      0.40%  N/A
Money Market      Next $1 billion      0.38%      0.38%  N/A
Fund              Next $3 billion      0.36%      0.36%  N/A
                  $     5 billion or   0.34%      0.34%  N/A
                  more



FUND  ADMINISTRATION  AND  TRANSFER  AGENCY  FEES:

Market  Street:

     Provident Mutual serves as the Market Street Portfolios' administrator. For providing fund administration services, the Market Street Portfolios are obligated to pay Provident Mutual quarterly, in arrears, a fee per Portfolio at the annual rate of 0.10% of each Portfolio's average daily net assets. BISYS Fund Services, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., provides administration, fund accounting and transfer agent services to the Market Street Portfolios. In accordance with the terms of the Administration Agreement, BISYS is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.034% of the average daily net assets of each Market Street Portfolio.

GVIT:

     Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides various administrative and accounting services to the GVIT Acquiring Funds. Gartmore Investor Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for each of the GVIT Acquiring Funds. The fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for its services.





COMBINED FEE SCHEDULE*
Up to $1 billion                        0.13%
1 billion and more up to $3 billion    0.08%
3 billion and more up to $8 billion    0.05%
8 billion and more up to $10 billion   0.04%
10 billion and more up to $12 billion  0.02%
12 billion or  more                    0.01%


* The assets of the Gartmore GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative Fund and Gartmore GVIT Investor
     Destinations Conservative Fund (together, the "Investor Destinations Funds") are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

PRO  FORMA  ADJUSTMENTS  AND  PRO  FORMA  COMBINED  COLUMNS:

     The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the non-Survivor Funds were included in the Survivor Funds for the year ended June 30, 2002. The investment advisory fees, fund administration and transfer agency fees, and the administrative servicing fees for Class IV shares in the pro forma combined column are calculated at the rates in effect for the Survivor Funds based upon the combined net assets of the corresponding Market Street Portfolios and GVIT Acquiring Funds and taking into account contractual fee changes expected to have a continuing impact on the Survivor Funds. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

     The pro forma Schedules of Portfolio Investments give effect to the proposed transfer of such assets as if the Reorganization had occurred at June 30, 2002.

3.     PORTFOLIO  VALUATION,  SECURITIES  TRANSACTIONS  AND  RELATED  INCOME:

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the respective Board of Trustees of GVIT or Market Street. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the respective Board of Trustees of GVIT or Market Street. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of GVIT or Market Streets' respective investment adviser or designee, are valued at fair value under procedures approved by the respective Board of Trustees for GVIT or Market Street.

Investments of the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

     Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

4.     SUBSEQUENT  EVENTS:

A. Effective October 1, 2002, after receiving the approval of the Board of Trustees for Market Street, Gartmore-U.S. assumed the daily investment advisory responsibilities from MSIM and is paid under the same terms which MSIM was paid. The Board also terminated the sub- advisory agreement between MSIM, on behalf of the Mid Cap Growth Portfolio, and T. Rowe Price Associates, Inc. and decided not to enter into a new subadvisory agreement between Gartmore-U.S. and T. Rowe Price. Therefore, Gartmore-U.S. now has the day to day investment advisory responsibilities for the Mid Cap Growth Portfolio. Effective October 1, 2002, GSA began providing various administrative and accounting services, and GISI began serving as Transfer and Dividend Disbursing Agent, for the Market Street Portfolios. For these combined services, GSA and GISI are paid a combined fee by each Market Street Portfolio at the annual rate of 0.06% of each Portfolio's average daily net assets. GSA and GISI have entered into agreements with BISYS to provide sub-administration and sub-transfer agent services, respectively, to the Market Street Portfolios. Effective October 1, 2002 the Market Street Portfolios also adopted an Administrative Services Plan, under which the Market Street Portfolios pay fees to servicing organizations, such as broker-dealers, including Provident Mutual (now Nationwide Life Insurance Company of America), and other financial institutions, which agree to provide administrative support services. These services include, but are not limited, to the following: responding to routine customer inquiries about the Market Street Portfolios and Market Street; providing beneficial shareholder sub-accounting; receiving, aggregating and processing purchase, exchange, and redemption orders for customers with the Market Street Portfolios transfer agent; establishing and maintaining accounts and records relating to transactions in the shares; and other such services. These fees are based on an annual rate of up to 0.15% of the average daily net assets of each applicable Market Street Portfolio.

B. At a board meeting on December 4, 2002, the GVIT Board of Trustees approved the termination of the Subadvisory Agreement among GVIT, on behalf of the Strong GVIT Mid Cap Growth Fund, Gartmore-U.S. and Strong Capital Management, Inc., effective at the time of the Reorganization (expected to be on or about April 28, 2003). The GVIT Board of Trustees also approved a revised fee schedule for the Strong GVIT Mid Cap Growth Fund, to be effective as of the time of the Reorganization, as follows:


0.75%  on  assets  up  to  $200  million
0.70%  on  assets  of  $200  million  or  more

================================================================================

                                     PART C

                                       C-9

                            REGISTRATION STATEMENT OF

                        GARTMORE VARIABLE INSURANCE TRUST

                                       ON

                                    FORM N-14

                                OTHER INFORMATION

ITEM  15.  INDEMNIFICATION

SECTION  5.1  OF  GVIT'S  AMENDED  DECLARATION  OF  TRUST  PROVIDES  AS FOLLOWS:

     No Shareholder shall be subject to any personal liability whatsoever to any Persons in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee or agent, as such, of the Trust is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

     With respect to liability of Gartmore Mutual Funds Capital Trust (the "Adviser"), the investment adviser to the GVIT Acquiring Funds, reference is made to Section 7 of the Investment Advisory Agreement between GVIT and the Adviser incorporated by reference herein.

     With respect to a sub-adviser's indemnification of the Adviser and its affiliated and controlling persons, and the Adviser's indemnification of each sub-adviser and its affiliated and controlling persons, reference is made to
Section 10 of each of the sub-advisory agreements incorporated by reference herein.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of GVIT pursuant to the foregoing provisions, or otherwise, GVIT has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by GVIT of expenses incurred or paid by a trustee, officer or controlling person of GVIT in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, GVIT will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM  16.  EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except Exhibits 4, 9(a)(4), 11, 14, 16(a) and 17(a)-(h):

(1)  Copies  of  the  charter  of  GVIT  as  now  in  effect:

     (a) Amended Declaration of Trust, dated September 19, 2002, of GVIT previously filed as Exhibit 23(a) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

(2)  Copies  of  the  existing  by-laws  or  corresponding  instruments of GVIT:

     (a) Amended Bylaws, dated August 25, 1983, as amended January 25, 2002, of GVIT previously filed as Exhibit 23(b) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

(3) Copies of any voting trust agreement affecting more than five percent of any class of equity securities of GVIT:

     Not  Applicable.

(4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it:

     (a) Agreement and Plan of Reorganization between Market Street Fund and GVIT, dated October 30, 2002, is included in this registration statement as Exhibit 4.

(5) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the charter or by-laws of GVIT:

     (a) Article VI of the Amended Declaration of Trust and Article III of the Amended Bylaws as previously incorporated by reference above to this Registration Statement as Exhibits (1)(a) and (2)(a), respectively, define the rights of holders of shares.

(6) Copies of all investment advisory contracts relating to the management of the assets of the GVIT Acquiring Funds:

     (a) Investment Advisory Agreement dated November 1, 1997 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Advisory Services, Inc. previously filed as
          Exhibit 23(d)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (1)  Amendment  dated  September  1,  1999  to  Investment  Advisory
               Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed as Exhibit 23(d)(1)(a) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (2) Amended Exhibit A effective May 1, 2001 to the Investment Advisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed as Exhibit 23(d)(1)(b) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (3) Amended Exhibit A dated December 1, 2001 to the Investment Advisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed with Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A on March 1, 2002, and herein incorporated by reference.

          (4) Exhibit A, as proposed to be further amended as of __________, 2002 to the Investment Advisory Agreement among Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed as Exhibit 23(d)(1)(d) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

     (b)  Subadvisory  Agreements  for  the  GVIT  Small  Company  Fund.

          (1) Subadvisory Agreement dated October 20, 1995 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Financial Services, Inc. (now known as Nationwide Advisory Services, Inc.) and The Dreyfus Corporation previously filed as Exhibit 23(d)(3)(a) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (a) Amendment dated September 1, 1999 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) and The Dreyfus Corporation previously filed as Exhibit 23(d)(3)(a)(1) with Post-Effective Amendment No. 55 to the Registration
                    Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (2) Subadvisory Agreement dated October 20, 1995 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Financial Services, Inc. (now known as Nationwide Advisory Services, Inc.) and Neuberger & Berman, L.P. (now known as Neuberger Berman LLC) previously filed as Exhibit 23(d)(3)(b) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (a) Amendment dated September 1, 1999 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Financial Services, Inc. (now known as Nationwide Advisory Services, Inc.), Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Neuberger & Berman, L.P. (now known as Neuberger Berman LLC) previously filed as Exhibit 23(d)(3)(b)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (3) Subadvisory Agreement dated October 20, 1995 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust), and Strong Capital Management, Inc. previously filed as Exhibit 23(d)(3)(c) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (a) Amendment dated September 1, 1999 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) and Strong Capital Management, Inc. previously filed as Exhibit 23(d)(3)(c)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (4) Subadvisory Agreement dated October 1, 2000 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Waddell & Reed Investment Management Company previously filed as Exhibit 23(d)(4)(b) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (a) Amendment effective January 5, 2001 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) and Waddell & Reed Investment Management Company previously filed as Exhibit 23(d)(3)(d) with Post-Effective Amendment No. 55 to Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (5) Subadvisory Agreement dated August 15, 2001 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Gartmore Global Partners previously filed as Exhibit 23(d)(3)(e) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

     (c)     Subadvisory  Agreements  for  the  other  subadvised  funds.

          (1) Subadvisory Agreement dated October 31, 1997 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and The Dreyfus Corporation for the GVIT Small Cap Value Fund previously filed as
               Exhibit 23(d)(5)(d) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (a) Amendment dated September 1, 1999 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust), and The Dreyfus Corporation previously filed as Exhibit 23(d)(5)(d)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (2) Subadvisory Agreement dated May 1, 2000 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) and J.P. Morgan Investment Management Inc. for the GVIT Balanced Fund previously filed as Exhibit
               23(d)(5)(g) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (3) Subadvisory Agreement dated May 1, 2002 among Gartmore Variable Insurance Trust, Gartmore Mutual Fund Capital Trust and Van Kampen Asset Management, Inc. for the GVIT Value Fund previously filed as Exhibit 23(d)(5)(k) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (4) Proposed Subadvisory Agreement dated _______ __, 2002 among Gartmore Variable Insurance Trust, Gartmore Mutual Fund Capital Trust and SSgA Funds Management, Inc. for the GVIT Equity 500
               Fund previously filed as Exhibit 23(5)(m) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (5) Proposed Subadvisory Agreement dated _______ __, 2002 among Gartmore Variable Insurance Trust, Gartmore Mutual Fund Capital Trust and The Dreyfus Corporation for the GVIT International Fund previously filed as Exhibit 23(5)(l) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (6) Subadvisory Agreement dated October 31, 1997 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Strong Capital Management, Inc. for the Strong NSAT Mid Cap Growth Fund (now known as the Strong GVIT Mid Cap Growth Fund) previously filed as
               Exhibit  23(5)(a)  with  Post-Effective  Amendment  No. 55 to the
               Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (a) Amendment dated September 1, 1999 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund Capital Trust (now known as Gartmore Variable Mutual Fund Capital Trust) and Strong Capital Management, Inc. previously filed as Exhibit 23(5)(a)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (7) Copies of each underwriting or distribution contract between GVIT and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers:

               (a) Underwriting Agreement dated October 1, 2002 between Gartmore Variable Insurance Trust and Gartmore Distribution Services, Inc. previously filed as Exhibit 23(e)(2) with Post-Effective Amendment No. 55 to the Registration
                    Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (1) Proposed Amended Schedule A dated _________, 2002 to the Underwriting Agreement between Gartmore Variable Insurance Trust and Gartmore Distribution Services, Inc. previously filed as Exhibit 23(e)(3) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (8) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of GVIT in their capacity as such:

               Not  Applicable.

          (9)  Copies of all custodian agreements and depository contracts under
               Section 17(f) of the 1940 Act, for securities and similar investments of GVIT, including the schedule of remuneration:

               (a) Custody Agreement dated April 17, 1991 between Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed as
                    Exhibit 23(g) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (1) Global Custody Addendum dated October 20, 1995 to Custody Agreement between Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed as Exhibit 23(g)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (2) Exhibit A to Custody Agreement dated December 27, 2000 among Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed as Exhibit 23(g)(2) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (3) Amendment dated June 29, 2001 to Custody Agreement between Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed as Exhibit 23(g)(3) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (4) Proposed Exhibit A dated ____________, 2002 to Custody Agreement between Gartmore Variable Insurance Trust and Fifth Third Bank is included in this Registration Statement as Exhibit 9(a)(4).

          (10) Copies of any plan entered into by GVIT pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by GVIT pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of GVIT's trustees describing any action taken to revoke the plan:

               (a) Distribution Plan under Rule 12b-1 effective May 1, 2002, previously filed as Exhibit 23(m)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (b) Proposed Distribution Plan under Rule 12b-1 effective __________, 2002 previously filed as Exhibit 23(m)(2) with Post-Effective Amendment No. 55 to the Registration Statement filed on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (c)  Rule  18f-3  Plan  effective May 1, 2002 previously filed as
                    Exhibit 23(n)(1) with Post-Effective Amendment No. 55 to the Registration Statement filed on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (d) Proposed Rule 18f-3 Plan amended effective __________, 2002, previously filed with Post-Effective Amendment No. 55 to the Registration Statement previously filed as Exhibit 23(n)(2) on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable:

               (a) Opinion and consent of counsel is included in this Registration Statement as Exhibit 11.

          (12) An opinion, and consent to its use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus:

               (a) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders to be filed by post-effective amendment.

          (13) Copies of all material contracts of GVIT not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement:

               (a) Fund Administration Agreement dated November 1, 1997 among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Advisory Services, Inc. previously filed as Exhibit 23(h)(1) with Post-Effective Amendment No. 55 to the Registration
                    Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (1) Amendment dated September 1, 1999 to Fund Administration Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Villanova SA Capital Trust (now known as Gartmore SA Capital Trust) previously filed as Exhibit 23(h)(1)(a) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (2) Amended Exhibit A effective December 1, 2001 to the Fund Administration Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory Services, Inc. and Villanova SA Capital Trust (now known as Gartmore SA Capital Trust) previously filed as Exhibit 23(h)(1)(c) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (3) Proposed Exhibit A dated ____________, 2002 to the Fund Administration Agreement among Gartmore Variable Insurance Trust and Gartmore SA Capital Trust previously filed as Exhibit 23(h)(1)(d) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (b) Transfer and Dividend Disbursing Agent Agreement dated November 1, 1981 between Nationwide Separate Account Money Market Trust (now known as Gartmore Variable Insurance Trust) and Heritage Financial Services, Inc. (now known as Gartmore Investor Services, Inc.) previously filed as
                    Exhibit 23(h)(2) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (1) Amendment dated September 3, 1982 to Transfer and Dividend Disbursing Agent Agreement between Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Heritage Financial Services, Inc. (now known as Gartmore Investor Services, Inc.) previously filed as Exhibit 23(h)(2)(a) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (2) Amendment dated May 1, 1999 to Transfer and Dividend Disbursing Agent Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Investors Services, Inc. (now known as Gartmore Investor Services, Inc.) previously filed as Exhibit (h)(2)(b) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (3) Amended Exhibit A effective December 1, 2001 to the Transfer and Dividend Disbursing Agent Agreement among Nationwide Separate Account Trust (now known as
                         Gartmore Variable Insurance Trust) and Nationwide Investors Services, Inc. (now known as Gartmore Investor Services, Inc.) previously filed as Exhibit 23(h)(2)(d) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (4) Proposed Amended Exhibit A dated ____________, 2002 to the Transfer and Dividend Disbursing Agent Agreement among Gartmore Variable Insurance Trust and Gartmore Investors Services, Inc. previously filed as Exhibit 23(h)(2)(e) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (c) Administrative Services Plan, effective May 31, 2000, and [Form of Servicing Agreement] previously filed as Exhibit 23(h)(3)(a) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (1) Amendment dated May 31, 2000 to Administrative Services Plan previously filed as Exhibit 23(h)(3)(a) with Post-Effective Amendment No. 43 to the Registration
                         Statement on Form N-1A on May 1, 2001, and herein incorporated by reference.

                    (2) Amended Exhibit A dated October 2, 2001 to the Administrative Services Plan previously filed as
                         Exhibit 23(h)(3)(b) with Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A on March 1, 2002, and herein incorporated by reference.

                    (3) Form of Amended Exhibit A dated ____________, 2002, to the Administrative Services Plan previously filed as
                         Exhibit 23(h)(3)(c) with Post-Effective Amendment No. 55 to Registration Statement on Form N-1A on October 15, 2002 and herein incorporated by reference.

               (d) Expense Limitation Agreement dated October 15, 2002 between Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed as Exhibit 23(h)(4)(d) with Post-Effective Amendment No. 55 to the Registration
                    Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

                    (1) Amended Exhibit A to Expense Limitation Agreement dated October 15, 2002, as amended ___________, 2003, between
                         Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed as Exhibit 23(h)(4)(d)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

               (e) Proposed Expense Limitation Agreement dated __________, 2003 between Gartmore Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed as Exhibit 23(h)(4)(c) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

          (14) Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act:

               (a) Consent of independent auditors is included in this Registration Statement as Exhibit 14.

          (15) All  financial  statements  omitted  pursuant  to Items 14(a)(1):

                    Not  Applicable.

          (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement:

               (a) Power of Attorney for Joseph J. Gasper, Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Robert M. Duncan, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr, IV,
                    Douglas Kridler, Arden L. Shisler, and David C. Wetmore dated January 1, 2001 is included in this Registration Statement as Exhibit 16(a).

               (b) Power of Attorney for Gerald J. Holland dated March 1, 2001 previously filed as Exhibit 23(q)(3) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on March 5, 2001, and herein incorporated by reference.

          (17) Any  additional  exhibits  which  GVIT  may  wish  to  file:

               (a) Statement of Additional Information of GVIT, dated November __, 2002 previously filed with Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A on September 13, 2002, and herein incorporated by reference, with new filing to be made by pre-effective amendment.

               (b) The Annual Report to Shareholders of GVIT for the fiscal year ended December 31, 2001 is included in this Registration Statement as Exhibit 17(b).

               (c) The Semi-Annual Report to Shareholders of GVIT for the six-month period ended June 30, 2002 is included in this Registration Statement as Exhibit 17(c).

               (d) The Prospectus of Market Street, dated May 10, 2002, as supplemented on September 23, 2002, is included in this Registration Statement as Exhibit 17(d).

               (e) Statement of Additional Information of Market Street, dated May 10, 2002, as supplemented on September 23, 2002, is included in this Registration Statement as Exhibit 17(e).

               (f) The Annual Report to Shareholders of Market Street for the fiscal year ended December 31, 2001 is included in this Registration Statement as Exhibit 17(f).

               (g) The Semi-Annual Report to Shareholders of Market Street for the six-month period ended June 30, 2002 is included in this Registration Statement as Exhibit 17(g).

ITEM  17.  UNDERTAKINGS

          (1) The undersigned GVIT agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned GVIT agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of Gartmore Variable Insurance Trust, in the City of Conshohocken and State of Pennsylvania, on the 1st day of November, 2002.

Registrant:
GARTMORE  VARIABLE  INSURANCE  TRUST

By:  /s/  Elizabeth  A.  Davin
          Elizabeth  A.  Davin,  Esq.
          Assistant  Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                  Title                      Date

Principal  Executive  Officer

/s/  Paul  J.  Hondros     Trustee  and  Chairman     November  1,  2002
     Paul  J.  Hondros*

Principal  Accounting  and  Financial  Officer

/s/  Gerald  J.  Holland     Treasurer     November  1,  2002
     Gerald  J.  Holland*

/s/  Charles  E.  Allen     Trustee     November  1,  2002
     Charles  E.  Allen*

/s/  Paula  H.J.  Cholmondeley     Trustee     November  1,  2002
     Paula  H.J.  Cholmondeley*

/s/  C.  Brent  Devore     Trustee     November  1,  2002
     C.  Brent  Devore*

/s/  Robert  M.  Duncan     Trustee     November  1,  2002
     Robert  M.  Duncan*

/s/  Barbara  Hennigar     Trustee     November  1,  2002
     Barbara  Hennigar*

/s/  Joseph  J.  Gasper     Trustee     November  1,  2002
     Joseph  J.  Gasper*

/s/  Thomas  J.  Kerr,  IV     Trustee     November  1,  2002
     Thomas  J.  Kerr,  IV*

/s/  Douglas  F.  Kridler     Trustee     November  1,  2002
     Douglas  F.  Kridler*

/s/  Arden  L.  Shisler     Trustee     November  1,  2002
     Arden  L.  Shisler*

/s/  David  C.  Wetmore     Trustee     November  1,  2002
     David  C.  Wetmore*


     *By:  /s/  Elizabeth  A.  Davin,  Esq.
                Elizabeth  A.  Davin,  Attorney-in-Fact

                        *Pursuant to Powers-of-Attorney.

                        GARTMORE VARIABLE INSURANCE TRUST
                       REGISTRATION STATEMENT ON FORM N-14
                                  EXHIBIT INDEX



 EXHIBIT    DESCRIPTION
   NO.


       (1) Amended Declaration of Trust, dated September 19, 2002, of GVIT previously filed as Exhibit 23(a) with Post-Effective Amendment No.
             55 to the Registration Statement on Form N-1A on October 15,
            2002, and herein incorporated by reference.

       (2)  Amended Bylaws, dated August 25, 1983, as amended January 25,
            2002, of GVIT previously filed as Exhibit 23(b) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

       (4) Agreement and Plan of Reorganization between Market Street Fund and GVIT, dated October 30, 2002, is included in this registration statement as Exhibit 4.

    (6)(a)  Investment Advisory Agreement dated November 1, 1997 among
            Nationwide Separate Account Trust (now known as Gartmore
            Variable Insurance Trust) and Nationwide Advisory Services, Inc.
            previously filed as Exhibit 23(d)(1) with Post-Effective Amendment
            No. 55 to the Registration Statement on Form N-1A on October 15,
            2002, and herein incorporated by reference.

   6(a)(1)  Amendment dated September 1, 1999 to Investment Advisory
            Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory
            Services, Inc. and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed as Exhibit
            23(d)(1)(a) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

   6(a)(2)  Amended Exhibit A effective May 1, 2001 to the Investment
            Advisory Agreement among Nationwide Separate Account Trust
            (now known as Gartmore Variable Insurance Trust) and Villanova
            Mutual Fund Capital Trust (now known as Gartmore Mutual Fund
            Capital Trust) previously filed as Exhibit 23(d)(1)(b) with Post-
            Effective Amendment No. 55 to the Registration Statement on Form
            N-1A on October 15, 2002, and herein incorporated by reference.

   6(a)(3)  Amended Exhibit A dated December 1, 2001 to the Investment
            Advisory Agreement among Nationwide Separate Account Trust
            (now known as Gartmore Variable Insurance Trust) and Villanova
            Mutual Fund Capital Trust (now known as Gartmore Mutual Fund
            Capital Trust) previously filed with Post-Effective Amendment No.
            51 to the Registration Statement on Form N-1A on March 1, 2002, and herein incorporated by reference.

   6(a)(4) Exhibit A, as proposed to be further amended as of __________, 2002 to the Investment Advisory Agreement among Gartmore
            Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed as Exhibit 23(d)(1)(d) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

   6(b)(1)  Subadvisory Agreement dated October 20, 1995 among Nationwide
            Separate Account Trust (now known as Gartmore Variable Insurance
            Trust), Nationwide Financial Services, Inc. (now known as
            Nationwide Advisory Services, Inc.) and The Dreyfus Corporation previously filed as Exhibit 23(d)(3)(a) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

6(b)(1)(a)  Amendment dated September 1, 1999 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore
            Variable Insurance Trust), Nationwide Advisory Services, Inc.,
            Villanova Mutual Fund Capital Trust (now known as Gartmore
            Mutual Fund Capital Trust) and The Dreyfus Corporation previously filed as Exhibit 23(d)(3)(a)(1) with Post-Effective Amendment No.
            55 to the Registration Statement on Form N-1A on October 15, 2002,
             and herein incorporated by reference.

   6(b)(2)  Subadvisory Agreement dated October 20, 1995 among Nationwide
            Separate Account Trust (now known as Gartmore Variable Insurance
            Trust), Nationwide Financial Services, Inc. (now known as
            Nationwide Advisory Services, Inc.) and Neuberger & Berman, L.P.
            (now known as Neuberger Berman LLC) previously filed as Exhibit
            23(d)(3)(b) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

6(b)(2)(a)  Amendment dated September 1, 1999 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore
            Variable Insurance Trust), Nationwide Financial Services, Inc. (now known as Nationwide Advisory Services, Inc.), Villanova Mutual
            Fund Capital Trust (now known as Gartmore Variable Mutual Fund
            Capital Trust) and Neuberger  & Berman, L.P. (now known as
            Neuberger Berman LLC) previously filed as Exhibit 23(d)(3)(b)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

   6(b)(3)  Subadvisory Agreement dated October 20, 1995 among Nationwide
            Separate Account Trust (now known as Gartmore Variable Insurance
            Trust), Nationwide Advisory Services, Inc., Villanova Mutual Fund
            Capital Trust (now known as Gartmore Mutual Fund Capital Trust), and Strong Capital Management, Inc. previously filed as Exhibit
            23(d)(3)(c) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

6(b)(3)(a)  Amendment dated September 1, 1999 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore
            Variable Insurance Trust), Nationwide Advisory Services, Inc.,
            Villanova Mutual Fund Capital Trust (now known as Gartmore
            Mutual Fund Capital Trust) and Strong Capital Management, Inc.
            previously filed as Exhibit 23(d)(3)(c)(1) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

   6(b)(4)  Subadvisory Agreement dated October 1, 2000 among Nationwide
            Separate Account Trust (now known as Gartmore Variable Insurance
            Trust), Villanova Mutual Fund Capital Trust (now known as
            Gartmore Variable Mutual Fund Capital Trust) and Waddell  & Reed
            Investment Management Company previously filed as Exhibit
            23(d)(4)(b) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

6(b)(4)(a)  Amendment effective January 5, 2001 to Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore
            Variable Insurance Trust), Villanova Mutual Fund Capital Trust (now
             known as Gartmore Mutual Fund Capital Trust) and Waddell &
            Reed Investment Management Company previously filed as Exhibit
            23(d)(3)(d) with Post-Effective Amendment No. 55 to Registration
            Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

   6(b)(5)  Subadvisory Agreement dated August 15, 2001 among Nationwide
            Separate Account Trust (now known as Gartmore Variable Insurance
            Trust), Villanova Mutual Fund Capital Trust (now known as
            Gartmore Variable Mutual Fund Capital Trust) and Gartmore Global
            Partners previously filed as Exhibit 23(d)(3)(e) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

   6(c)(1)  Subadvisory Agreement dated October 31, 1997 among Nationwide
            Separate Account Trust (now known as Gartmore Variable Insurance
            Trust), Nationwide Advisory Services, Inc. and The Dreyfus
            Corporation for the GVIT Small Cap Value Fund previously filed as
            Exhibit 23(d)(5)(d) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

6(c)(1)(a)  Amendment dated September 1, 1999 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore
            Variable Insurance Trust), Nationwide Advisory Services, Inc.,
            Villanova Mutual Fund Capital Trust (now known as Gartmore
            Mutual Fund Capital Trust), and The Dreyfus Corporation previously filed as Exhibit 23(d)(5)(d)(1) with Post-Effective Amendment No.
            55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

   6(c)(2)  Subadvisory Agreement dated May 1, 2000 among Nationwide
            Separate Account Trust (now known as Gartmore Variable Insurance
            Trust), Villanova Mutual Fund Capital Trust (now known as
            Gartmore Mutual Fund Capital Trust) and J.P. Morgan Investment
            Management Inc. for the GVIT Balanced Fund previously filed as
            Exhibit 23(d)(5)(g) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

   6(c)(3)  Subadvisory Agreement dated May 1, 2002 among Gartmore
            Variable Insurance Trust, Gartmore Mutual Fund Capital Trust and
            Van Kampen Asset Management, Inc. for the GVIT Value Fund previously filed as Exhibit 23(d)(5)(k) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

   6(c)(4)  Proposed Subadvisory Agreement dated _______ __, 2002 among
            Gartmore Variable Insurance Trust, Gartmore Mutual Fund Capital
            Trust and SSgA Funds Management, Inc. for the GVIT Equity 500
            Fund previously filed as Exhibit 23(5)(m) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

   6(c)(5)  Proposed Subadvisory Agreement dated _______ __, 2002 among
            Gartmore Variable Insurance Trust, Gartmore Mutual Fund Capital
            Trust and The Dreyfus Corporation for the GVIT International Fund previously filed as Exhibit 23(5)(l) with Post-Effective Amendment
            No. 55 to the Registration Statement on Form N-1A on October 15,
            2002, and herein incorporated by reference.

   6(c)(6)  Subadvisory Agreement dated October 31, 1997 among Nationwide
            Separate Account Trust (now known as Gartmore Variable Insurance
            Trust), Nationwide Advisory Services, Inc. and Strong Capital
            Management, Inc. for the Strong NSAT Mid Cap Growth Fund (now known as the Strong GVIT Mid Cap Growth Fund) previously filed as Exhibit 23(5)(a) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

6(c)(6)(a)  Amendment dated September 1, 1999 to the Subadvisory Agreement among Nationwide Separate Account Trust (now known as Gartmore
            Variable Insurance Trust), Nationwide Advisory Services, Inc.,
            Villanova Mutual Fund Capital Trust (now known as Gartmore
            Variable Mutual Fund Capital Trust) and Strong Capital
            Management, Inc. previously filed as Exhibit 23(5)(a)(1) with Post-
            Effective Amendment No. 55 to the Registration Statement on Form
            N-1A on October 15, 2002, and herein incorporated by reference.

      7(a)  Underwriting Agreement dated October 1, 2002 between Gartmore
            Variable Insurance Trust and Gartmore Distribution Services, Inc.
            previously filed as Exhibit 23(e)(2) with Post-Effective Amendment
            No. 55 to the Registration Statement on Form N-1A on October 15,
            2002, and herein incorporated by reference.

   7(a)(1)  Proposed Amended Schedule A dated  _________, 2002 to the
            Underwriting Agreement between Gartmore Variable Insurance Trust and Gartmore Distribution Services, Inc. previously filed as Exhibit
            23(e)(3) with Post-Effective Amendment No. 55 to the Registration
            Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

      9(a)  Custody Agreement dated April 17, 1991 between Nationwide
            Separate Trust Account (now known as Gartmore Variable Insurance
            Trust) and Fifth Third Bank previously filed as Exhibit 23(g) with
            Post-Effective Amendment No. 55 to the Registration Statement on
            Form N-1A on October 15, 2002, and herein incorporated by reference.

   9(a)(1)  Global Custody Addendum dated October 20, 1995 to Custody
            Agreement between Nationwide Separate Trust Account (now known as Gartmore Variable Insurance Trust) and Fifth Third Bank previously filed as Exhibit 23(g)(1) with Post-Effective Amendment
            No. 55 to the Registration Statement on Form N-1A on October 15,
            2002, and herein incorporated by reference.

   9(a)(2)  Exhibit A to Custody Agreement dated December 27, 2000 among
            Nationwide Separate Trust Account (now known as Gartmore
            Variable Insurance Trust) and Fifth Third Bank previously filed as
            Exhibit 23(g)(2) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

   9(a)(3)  Amendment dated June 29, 2001 to Custody Agreement between
            Nationwide Separate Trust Account (now known as Gartmore
            Variable Insurance Trust) and Fifth Third Bank previously filed as
            Exhibit 23(g)(3) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

   9(a)(4)  Proposed Exhibit A dated ____________, 2002 to Custody
            Agreement between Gartmore Variable Insurance Trust and Fifth
            Third Bank is included in this Registration Statement as Exhibit
            9(a)(4).

     10(a) Distribution Plan under Rule 12b-1 effective May 1, 2002, previously filed as Exhibit 23(m)(1) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

     10(b)  Proposed Distribution Plan under Rule 12b-1 effective __________,
            2002 previously filed as Exhibit 23(m)(2) with Post-Effective
            Amendment No. 55 to the Registration Statement filed on Form N-
            1A on October 15, 2002, and herein incorporated by reference.

     10(c)  Rule 18f-3 Plan effective May 1, 2002 previously filed as Exhibit
            23(n)(1) with Post-Effective Amendment No. 55 to the Registration
            Statement filed on Form N-1A on October 15, 2002, and herein incorporated by reference.

     10(d) Proposed Rule 18f-3 Plan amended effective __________, 2002, previously filed with Post-Effective Amendment No. 55 to the Registration Statement previously filed as Exhibit 23(n)(2) on Form
            N-1A on October 15, 2002, and herein incorporated by reference.

       11   Opinion and consent of counsel is included in this Registration
            Statement as Exhibit 11.

       12 Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders to be filed by post-effective amendment.

     13(a)  Fund Administration Agreement dated November 1, 1997 among
            Nationwide Separate Account Trust (now known as Gartmore
            Variable Insurance Trust) and Nationwide Advisory Services, Inc.
            previously filed as Exhibit 23(h)(1) with Post-Effective Amendment
            No. 55 to the Registration Statement on Form N-1A on October 15,
            2002, and herein incorporated by reference.

  13(a)(1)  Amendment dated September 1, 1999 to Fund Administration
            Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust), Nationwide Advisory
            Services, Inc. and Villanova SA Capital Trust (now known as
            Gartmore SA Capital Trust) previously filed as Exhibit 23(h)(1)(a) with Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

  13(a)(2)  Amended Exhibit A effective December 1, 2001 to the Fund
            Administration Agreement among Nationwide Separate Account
            Trust (now known as Gartmore Variable Insurance Trust),
            Nationwide Advisory Services, Inc. and Villanova SA Capital Trust
            (now known as Gartmore SA Capital Trust) previously filed as
            Exhibit 23(h)(1)(c) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

  13(a)(3)  Proposed Exhibit A dated ____________, 2002 to the Fund
            Administration Agreement among Gartmore Variable Insurance
            Trust and Gartmore SA Capital Trust previously filed as Exhibit
            23(h)(1)(d) with Post-Effective Amendment No. 55 to the
            Registration Statement on Form N-1A on October 15, 2002, and herein incorporated by reference.

     13(b)  Transfer and Dividend Disbursing Agent Agreement dated November
            1, 1981 between Nationwide Separate Account Money Market Trust
            (now known as Gartmore Variable Insurance Trust) and Heritage
            Financial Services, Inc. (now known as Gartmore Investor Services,
            Inc.) previously filed as Exhibit 23(h)(2) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

  13(b)(1)  Amendment dated September 3, 1982 to Transfer and Dividend
            Disbursing Agent Agreement between Nationwide Separate Account
            Trust (now known as Gartmore Variable Insurance Trust) and
            Heritage Financial Services, Inc. (now known as Gartmore Investor
            Services, Inc.) previously filed as Exhibit 23(h)(2)(a) with Post-
            Effective Amendment No. 55 to the Registration Statement on Form
            N-1A on October 15, 2002, and herein incorporated by reference.

  13(b)(2)  Amendment dated May 1, 1999 to Transfer and Dividend Disbursing
            Agent Agreement among Nationwide Separate Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide
            Investors Services, Inc. (now known as Gartmore Investor Services,
            Inc.) previously filed as Exhibit (h)(2)(b) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

  13(b)(3)  Amended Exhibit A effective December 1, 2001 to the Transfer and
            Dividend Disbursing Agent Agreement among Nationwide Separate
            Account Trust (now known as Gartmore Variable Insurance Trust) and Nationwide Investors Services, Inc. (now known as Gartmore
            Investor Services, Inc.) previously filed as Exhibit 23(h)(2)(d) with
            Post-Effective Amendment No. 55 to the Registration Statement on
            Form N-1A on October 15, 2002, and herein incorporated by reference.

  13(b)(4)  Proposed Amended Exhibit A dated ____________, 2002 to the
            Transfer and Dividend Disbursing Agent Agreement among
            Gartmore Variable Insurance Trust and Gartmore Investors Services,
            Inc. previously filed as Exhibit 23(h)(2)(e) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

     13(c)  Administrative Services Plan effective May 31, 2000 and [Form of
            Servicing Agreement] previously filed as Exhibit 23(h)(3)(a) with Post-Effective Amendment No. 55 to the Registration Statement on
            Form N-1A on October 15, 2002, and herein incorporated by reference.

  13(c)(1) Amendment dated May 31, 2000 to Administrative Services Plan previously filed as Exhibit 23(h)(3)(a) with Post-Effective
            Amendment No. 43 to the Registration Statement on Form N-1A on
            May 1, 2001, and herein incorporated by reference.

  13(c)(2)  Amended Exhibit A dated October 2, 2001 to the Administrative
            Services Plan previously filed as Exhibit 23(h)(3)(b) with Post-
            Effective Amendment No. 51 to the Registration Statement on Form
            N-1A on March 1, 2002, and herein incorporated by reference.

  13(c)(3)  Form of Amended Exhibit A dated ____________, 2002, to the
            Administrative Services Plan previously filed as Exhibit 23(h)(3)(c) with Post-Effective Amendment No. 55 to Registration Statement on
            Form N-1A on October 15, 2002 and herein incorporated by reference.

     13(d)  Expense Limitation Agreement dated October 15, 2002 between
            Gartmore Variable Insurance Trust and Gartmore Mutual Fund
            Capital Trust previously filed as Exhibit 23(h)(4)(d) with Post-
            Effective Amendment No. 55 to the Registration Statement on Form
            N-1A on October 15, 2002, and herein incorporated by reference.

  13(d)(1)  Amended Exhibit A to Expense Limitation Agreement dated October
            15, 2002, as amended ___________, 2003, between Gartmore
            Variable Insurance Trust and Gartmore Mutual Fund Capital Trust previously filed as Exhibit 23(h)(4)(d)(1) with Post-Effective
            Amendment No. 55 to the Registration Statement on Form N-1A on
            October 15, 2002, and herein incorporated by reference.

     13(e) Proposed Expense Limitation Agreement dated __________, 2003 between Gartmore Variable Insurance Trust and Gartmore Mutual
            Fund Capital Trust previously filed as Exhibit 23(h)(4)(c) with Post-
            Effective Amendment No. 55 to the Registration Statement on Form
            N-1A on October 15, 2002, and herein incorporated by reference.

       14   Consent of independent auditors is included in this Registration
            Statement as Exhibit 14.

     16(a)  Power of Attorney for Joseph J. Gasper, Charles E. Allen, Paula H.J.
            Cholmondeley, C. Brent Devore, Robert M. Duncan, Barbara
            Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas Kridler,
            Arden L. Shisler, and David C. Wetmore dated January 1, 2001 is included in this Registration Statement as Exhibit 16(a).

     16(b) Power of Attorney for Gerald J. Holland dated March 1, 2001 previously filed as Exhibit 23(q)(3) with Post-Effective Amendment
            No. 40 to the Registration Statement on Form N-1A on March 5,
            2001, and herein incorporated by reference.

     17(a)  Statement of Additional Information of GVIT, dated November __,
            2002 previously filed with Post-Effective Amendment No. 54 to the
             Registration Statement on Form N-1A on September 13, 2002, and
            herein incorporated by reference, with new filing to be made by pre-effective amendment.

     17(b)  The Annual Report to Shareholders of GVIT for the fiscal year ended
            December 31, 2001 is included in this Registration Statement as
            Exhibit 17(b).

     17(c) The Semi-Annual Report to Shareholders of GVIT for the six-month period ended June 30, 2002 is included in this Registration Statement as Exhibit 17(c).

     17(d) The Prospectus of Market Street, dated May 10, 2002, as supplemented on September 23, 2002, is included in this Registration
            Statement as Exhibit 17(d).

     17(e)  Statement of Additional Information of Market Street, dated May 10,
            2002, as supplemented on September 23, 2002, is included in this Registration Statement as Exhibit 17(e).

     17(f) The Annual Report to Shareholders of Market Street for the fiscal year ended December 31, 2001 is included in this Registration
            Statement as Exhibit 17(f).

     17(g) The Semi-Annual Report to Shareholders of Market Street for the six-month period ended June 30, 2002 is included in this Registration
            Statement as Exhibit 17(g).

Exhibit  4
================================================================================


                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement") is dated as of October 30, 2002, and is between Market Street Fund, a Delaware business trust ("Market Street"), and Gartmore Variable Insurance Trust, a Massachusetts business trust ("GVIT").

                             Background Information

     A. Market Street is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company of the management type and has issued and outstanding shares of beneficial interest, without par value, of the following eleven series:

          All  Pro  Broad  Equity  Portfolio  ("Broad  Equity  Portfolio");
          All  Pro  Large  Cap  Growth Portfolio ("Large Cap Growth Portfolio");
          All  Pro  Large  Cap  Value  Portfolio  ("Large Cap Value Portfolio");
          All  Pro  Small  Cap  Growth Portfolio ("Small Cap Growth Portfolio");
          All  Pro  Small  Cap  Value  Portfolio  ("Small Cap Value Portfolio");
          Mid  Cap  Growth  Portfolio  ("Mid  Cap  Portfolio");
          Balanced  Portfolio  ("Balanced  Portfolio");
          International  Portfolio  ("International  Portfolio");
          Bond  Portfolio  ("Bond  Portfolio");
          Equity  500  Index  Portfolio  ("Index  Portfolio");  and
          Money Market Portfolio ("Money Market Portfolio", and, together with each of Market Street's other ten series described in this paragraph, the "Acquired Portfolios" and singly, an "Acquired Portfolio").

     B. GVIT is registered under the 1940 Act as an open-end investment company of the management type, and has authorized the issuance of Class IV shares of beneficial interest, without par value, of the following eleven series:

          Gartmore  GVIT  Total  Return  Fund  ("GVIT  Total  Return  Fund");
          Gartmore  GVIT  Growth  Fund  ("GVIT  Growth  Fund");
          Comstock  GVIT  Value  Fund  ("GVIT  Value  Fund");
          GVIT  Small  Company  Fund  ("GVIT  Small  Company  Fund");
          GVIT  Small  Cap  Value  Fund  ("GVIT  Small  Cap  Value  Fund");
          Strong  GVIT  Mid  Cap  Growth  Fund  ("GVIT  Mid  Cap  Fund");
          J.P.  Morgan  GVIT  Balanced  Fund  ("GVIT  Balanced  Fund");
          Dreyfus GVIT International Value Fund ("GVIT International Fund"); Gartmore GVIT Government Bond Fund ("GVIT Government Bond Fund"); GVIT Equity 500 Index Fund ("GVIT Equity 500 Fund"); and Gartmore GVIT Money Market Fund ("GVIT Money Market Fund", and, together with each of GVIT's other ten series described in this paragraph, the "Acquiring Portfolios" and singly, an "Acquiring Portfolio").

     C. Each of GVIT International Fund and GVIT Equity 500 Fund currently is a shell series, without assets or liabilities, created for the purpose of acquiring the assets and certain liabilities of its corresponding Acquired Portfolio.

     D. Each Acquired Portfolio plans to transfer all assets belonging to such Portfolio, and to assign certain of the stated liabilities belonging to such Portfolio, to its corresponding Acquiring Portfolio, in exchange solely for Class IV shares of beneficial interest, without par value, of such corresponding Acquiring Portfolio ("Acquiring Portfolio Shares"), which are voting securities, followed by the distribution of the Acquiring Portfolio Shares by each Acquired Portfolio to the shareholders of such Acquired Portfolio in connection with the dissolution of the Acquired Portfolio, all upon the terms and provisions of this Agreement (individually and together, the "Reorganization").

     E. The Acquired Portfolios and the Acquiring Portfolios correspond to one another as follows:


Broad Equity Portfolio      corresponds to                  GVIT Total Return Fund
Large Cap Growth Portfolio  corresponds to                  GVIT Growth Fund
Large Cap Value Portfolio   corresponds to                  GVIT Value Fund
Small Cap Growth Portfolio  corresponds to                  GVIT Small Company Fund
Small Cap Value Portfolio   corresponds to                  GVIT Small Cap Value Fund
Mid Cap Portfolio           corresponds to                  GVIT Mid Cap Fund
Balanced Portfolio          corresponds to                  GVIT Balanced Fund
International Portfolio     corresponds to                  GVIT International Fund
Bond Portfolio              corresponds to                  GVIT Government Bond Fund
Index Portfolio             corresponds to                  GVIT Equity 500 Fund
Money Market Portfolio      corresponds to                  GVIT Money Market Fund

     F. Each of the Acquired Portfolios and the Acquiring Portfolios (except for GVIT International and GVIT Equity 500 Funds) has elected, and each of GVIT International and GVIT Equity 500 Funds intends to elect, to be a regulated investment company as described in Section 851 of the United States Internal Revenue Code of 1986, as amended (the "Code").

     G. This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Code for each Acquired Portfolio and its corresponding Acquiring Portfolio.

     H. The Board of Trustees of Market Street has determined that the Reorganization is in the best interests of Market Street and each Acquired Portfolio and that the interests of the Acquired Portfolios' shareholders will not be diluted as a result thereof.

     I. The Board of Trustees of GVIT has determined that the Reorganization is in the best interests of GVIT and each Acquiring Portfolio and that the interests of the Acquiring Portfolios' shareholders will not be diluted as a result thereof.

                             Statement of Agreement

     In consideration of the mutual promises herein contained, the parties to this Agreement hereby covenant and agree as follows:

     1.   PLAN  OF  REORGANIZATION

          (a) Sale of Assets. Subject to the prior approval of shareholders of the appropriate Acquired Portfolio and to the other terms and conditions contained herein (including the condition that each Acquired Portfolio shall distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(h) herein), Market Street and the Acquired Portfolios agree to assign, convey, transfer and deliver to GVIT and the corresponding Acquiring Portfolios, and GVIT and the Acquiring Portfolios agree to acquire from Market Street and the corresponding Acquired Portfolios on the Exchange Date (as defined below), all of the Investments (as defined below), cash and other assets of the corresponding Acquired Portfolios (collectively, "Assets"), in exchange for that number of full and fractional Acquiring Portfolio Shares of the corresponding Acquiring Portfolio having an aggregate net asset value equal to the value of all Assets of the Acquired Portfolio transferred to the Acquiring Portfolio, as provided in Section 4, less the liabilities of that Acquired Portfolio and Market Street to be assumed by the Acquiring Portfolio as described below.

          (b) Assets Acquired. The Assets to be acquired by the Acquiring Portfolios from Market Street on behalf of the Acquired Portfolios shall consist of all of Market Street's and the corresponding Acquired Portfolios' property, including, without limitation, all Investments (as defined below), cash and dividends or interest receivables which are owned by Market Street and the corresponding Acquired Portfolios, and any deferred or prepaid expenses shown as an asset on the books of Market Street and the corresponding Acquired Portfolios, as of the Valuation Time described in Section 4. As used in this Agreement, the term "Investments" shall mean the Acquired Portfolios' investments shown on the statements of assets and liabilities at June 30, 2002 referred to in Section 2(c) hereof, as supplemented with such changes as Market Street shall make after June 30, 2002 only in the ordinary course of its business.

          (c) Liabilities Assumed. Prior to the Exchange Date, Market Street will use its best efforts to discharge or cause to be discharged, or make provision for the payment of, all of its known liabilities and obligations. Each Acquiring Portfolio shall assume those liabilities, expenses, costs, charges and reserves of the corresponding Acquired Portfolio reflected in the unaudited statements of assets and liabilities of such Acquired Portfolio as of the Valuation Time (the "Stated Liabilities"), prepared by or on behalf of Market Street and the Acquired Portfolios as of the Valuation Time in accordance with generally accepted accounting principles consistently applied from and after December 31, 2002.

          (d) Liquidation and Dissolution. Upon consummation of the transactions described in Section 1(a), 1(b) and 1(c) above, each Acquired Portfolio shall distribute to its shareholders of record as of the Exchange Date the Acquiring Portfolio Shares received by it, each Acquired Portfolio shareholder of record thereof being entitled to receive that number of Acquiring Portfolio Shares equal to the proportion which the number of shares of beneficial interest, no par value, of the Acquired Portfolio held by such shareholder bears to the total number of such shares of the Acquired Portfolio outstanding on such date. Market Street shall take such further action as may be required, necessary or appropriate under Market Street's Declaration of Trust, Delaware law and the Code to effect the complete liquidation and dissolution of such Acquired Portfolios. Market Street will fulfill all of its reporting and filing requirements under the 1940 Act, that arise both before and after the Exchange Date, including without limitation filing final tax returns on behalf of the Acquired Portfolios, a final Form N-SAR and Form N-8F.

     2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MARKET STREET. Market Street represents and warrants to and agrees with GVIT and the Acquiring Portfolios that:

          (a) Market Street is a business trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Each Acquired Portfolio is a legally designated, separate series of Market Street.

          (b) Market Street is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. Market Street has elected to qualify and has qualified each of the Acquired Portfolios as a regulated investment company under Part I of Subchapter M of the Code as of and since such Acquired Portfolio's first taxable year, and each such Acquired Portfolio is qualified and intends to continue to qualify as a regulated investment company for its current taxable year and for its taxable year ending upon its liquidation.

          (c) The statements of assets and liabilities, including the statements of investments as of December 31, 2001, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for Market Street and the Acquired
               Portfolios, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of Market Street, have been furnished to GVIT. The unaudited statements of assets and liabilities, including the statements of investments as of June 30, 2002, and the related statements of operations and statements of changes in net assets for the period then ended, for Market Street and the Acquired Portfolios, have been furnished to GVIT. Such statements of assets and liabilities fairly present the financial position of Market Street and the Acquired Portfolios as of such dates and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of Market Street or any Acquired Portfolios as of such dates which are not disclosed therein.

          (d) The Prospectus of Market Street and the Acquired Portfolios dated May 1, 2002 and its related Statement of Additional Information dated May 1, 2002, each as amended to date (together, the "Market Street Prospectus"), in the form filed by or on behalf of Market Street under the Securities Act of 1933, as amended (the "1933 Act"), with the U.S. Securities and Exchange Commission (the "Commission") and previously furnished to GVIT, did not as of their date, do not as of the date hereof, and will not as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Except as may have been previously disclosed to GVIT, there are no material legal, administrative or other proceedings pending or, to the knowledge of Market Street, threatened against Market Street or any Acquired Portfolio. Market Street knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

          (f) There are no material contracts outstanding to which Market Street or any Acquired Portfolio is a party, other than as disclosed in the Market Street Prospectus or to GVIT in writing, and there are no such contracts or commitments (other than this Agreement) which will be terminated with liability to Market Street or any Acquired Portfolio on or prior to the Exchange Date.

          (g) Market Street and the Acquired Portfolios have no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to them on the statements of assets and liabilities at June 30, 2002, and those incurred since that date in the ordinary course of Market Street's business as an investment company and of a similar nature to and consistent with those shown on such statements of assets and liabilities at June 30, 2002. Market Street and the Acquired Portfolios will not incur any liability of a material nature, contingent or otherwise, other than those incurred in the ordinary course of Market Street's business as an investment company and of a similar nature to and consistent with those shown on such statements of assets and liabilities at June 30, 2002, from the date hereof through the Exchange Date, without the prior express written consent of GVIT.

          (h) The Investments include, and as of the Exchange Date will include, only those securities or investments described in the Market Street Prospectus and are consistent with, and as of the Exchange Date will be consistent with, the investment objective, policies and restrictions of the applicable Acquired Portfolio in all material respects.

          (i) Market Street and the Acquired Portfolios have filed or will file all federal, state and local tax returns which, to the knowledge of Market Street's officers, are required to be filed by Market Street and the Acquired Portfolios and have paid or will pay all federal, state and local taxes shown to be due on said returns or on any assessments received by Market Street or the Acquired Portfolios. All tax liabilities of Market Street and the Acquired Portfolios have been adequately provided for on their books, and no tax deficiency or liability of Market Street or the Acquired Portfolios has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) As of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 2(l), Market Street and the Acquired Portfolios will have full right, power and authority to assign, transfer and deliver the Investments and any other of the Assets to be transferred to GVIT and the Acquiring Portfolios pursuant to this Agreement. On the Exchange Date, subject only to the delivery of the Investments and any such other Assets and the assumption of Stated
               Liabilities as contemplated by this Agreement, GVIT and the Acquiring Portfolios will acquire the Investments and any such other Assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Market Street or any Acquired Portfolio and, except as described in Section 2(k), without any restrictions upon the transfer thereof.

          (k) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Market Street or GVIT, except as previously disclosed to GVIT by Market Street prior to the date hereof.

          (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Market Street or any Acquired Portfolio of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or state laws applicable to business trusts.

          (m) The registration statement (the "N-14 Registration Statement") to be filed with the Commission by GVIT on Form N-14 relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy statement of Market Street included therein (the "Proxy Statement"), on the effective date of the N-14 Registration Statement and insofar as they relate to Market Street and the Acquired Portfolios, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 below and on the Exchange Date, the prospectus contained in the N-14 Registration Statement of which the Proxy Statement is a part, as amended or supplemented by any amendments or supplements filed with the Commission by GVIT (together, the "N-14 Prospectus"), insofar as it relates to Market Street and the Acquired Portfolios, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement made in reasonable reliance upon and in conformity with information furnished by GVIT or any Acquiring Portfolio to Market Street for use in the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement.

          (n)  Market Street is aware of no information that would indicate that
               (i) any Acquired Portfolio has, or has ever had, any shareholder that is not a segregated asset account within the meaning of
               Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in an Acquired Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) each Acquired Portfolio satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in
               Section  1.817-5(b)(1)(i)  and  (ii)  of  such  regulations.

     3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GVIT. GVIT represents and warrants to and agrees with Market Street that:

          (a) GVIT is a business trust validly existing under the laws of the Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. Each Acquiring Portfolio is a legally designated, separate series of GVIT.

          (b) GVIT is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. GVIT has elected to qualify and has qualified each of the Acquiring Portfolios (except the GVIT International Fund and the GVIT Equity 500 Fund) as a regulated investment company under Part I of Subchapter M of the Code as of and since its first taxable year, and each such Acquiring Portfolio is qualified and intends to continue to qualify as a regulated investment company. The GVIT International Fund and the GVIT Equity 500 Fund each expect to qualify as regulated investment companies under Part I of Subchapter M of the Code.

          (c) The GVIT International Fund and GVIT Equity 500 Fund will have no assets or liabilities as of the Valuation Time.

          (d) The statements of assets and liabilities, including the statements of investments as of December 31, 2001, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for GVIT and the Acquiring Portfolios, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of GVIT, have been furnished to Market Street. The unaudited statements of assets and liabilities, including the statements of investments as of June 30, 2002, and the related statements of operations and statements of changes in net assets for the period then ended, for GVIT and the Acquiring Portfolios, have been furnished to Market Street. Such statements of assets and liabilities fairly present the financial position of GVIT and the Acquiring Portfolios as of such dates and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of GVIT or any Acquiring Portfolio as of such dates which are not disclosed therein.

          (e) GVIT and the Acquiring Portfolios have no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to them on the statements of assets and liabilities at June 30, 2002 and those incurred in the ordinary course of GVIT's business as an investment company since that date.

          (f) The prospectus of each Acquiring Portfolio (except the GVIT International Fund and the GVIT Equity 500 Fund) and the related Statement of Additional Information dated as of May 1, 2002, as supplemented or amended to date, in the forms filed by GVIT with the Commission and the prospectus of the GVIT International Fund and the GVIT Equity 500 Fund expected to be dated as of a date in November 2002, and the related Statement of Additional Information to be dated as of such date in the form to be filed by or on behalf of GVIT with the Commission (together, the "Acquiring Portfolio Prospectus"), have been or will be furnished to Market Street promptly upon the completion thereof and do not and will not as of their date or as of the Exchange Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) Except as may have been previously disclosed to Market Street, there are no material legal, administrative or other proceedings pending or, to the knowledge of GVIT, threatened against GVIT or any Acquiring Portfolio. GVIT knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

          (h) There are no material contracts outstanding to which GVIT or any Acquiring Portfolio is a party, other than as disclosed in the Acquiring Portfolio Prospectus or to Market Street in writing.

          (i) GVIT and the Acquiring Portfolios have filed or will file all federal, state and local tax returns which, to the knowledge of GVIT's officers, are required to be filed by GVIT and the Acquiring Portfolios and have paid or will pay all federal, state and local taxes shown to be due on such returns or on any assessments received by GVIT or the Acquiring Portfolios. All tax liabilities of GVIT and each Acquiring Portfolio have been adequately provided for on their books, and no tax deficiency or liability of GVIT or the Acquiring Portfolios has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) No consent, approval, authorization or order of any governmental authority is required for the consummation by GVIT or any Acquiring Portfolio of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, 1940 Act, state securities or Blue Sky laws or state laws applicable to business trusts.

          (k) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 3(j), GVIT and the Acquiring Portfolios will have full right, power and authority to acquire the Investments and any other Assets of Market Street and the Acquired Portfolios and to assume the Stated Liabilities to be transferred to the corresponding Acquiring Portfolios pursuant to this Agreement.

          (l) The N-14 Registration Statement, the N-14 Prospectus and the Proxy Statement, on the effective date of the N-14 Registration Statement and insofar as they relate to GVIT and the Acquiring
               Portfolios: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 and on the Exchange Date, the N-14 Prospectus insofar as it relates to GVIT and the Acquiring Portfolios, and the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement made in reasonable reliance upon and in conformity with information furnished by Market Street or any Acquired Portfolio to GVIT for use in the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement.

          (m) GVIT has no plan or intention to issue additional shares of the Acquiring Portfolios following the Reorganization except for shares issued in the ordinary course of GVIT's business as an open-end investment company, nor does GVIT have any plan or intention to redeem or otherwise reacquire any shares of the Acquiring Portfolios issued to Market Street shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. GVIT will actively continue Market Street's business in the same manner that Market Street conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of a substantial portion of the Investments to be acquired by GVIT in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of each Acquiring Portfolio as a regulated investment company under Subchapter M of the Code.

          (n) The Acquiring Portfolio Shares to be issued by GVIT have been duly authorized and, when issued and delivered by GVIT to Market Street pursuant to this Agreement and in accordance with the N-14 Registration Statement, will be legally and validly issued by GVIT and will be fully paid and nonassessable and no shareholder of GVIT will have any preemptive right of subscription or purchase in respect thereof.

          (o) The issuance of Acquiring Portfolio Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          (p) GVIT is aware of no information that would indicate that (i) any Acquiring Portfolio has, or has ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or an entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in an Acquiring Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) each Acquiring Portfolio satisfies, and at all times, since such regulations were adopted, has satisfied, the percentage diversification tests contained in Section 1.817(b)(1)(i) and (ii) of such regulations.

     4. EXCHANGE DATE; VALUATION TIME. On the Exchange Date (as defined below), GVIT will deliver to Market Street a number of corresponding Acquiring Portfolio Shares having an aggregate net asset value equal to the value of the Assets of Market Street and the Acquired Portfolios acquired by the respective Acquiring Portfolios, less the value of the Stated Liabilities of the Acquired Portfolios assumed, determined as hereafter provided in this Section 4.

          (a) Delivery of the Assets of Market Street to be transferred, assumption of the Stated Liabilities of Market Street to be assumed hereunder, and the delivery of Acquiring Portfolio Shares to be issued shall be made at the offices of GVIT, at 9:00 A.M. on April 28, 2003, or at such other time, date, and location agreed to by Market Street and GVIT, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     (b) The Assets of Market Street and each Acquired Portfolio, less the Stated Liabilities to be assumed hereunder, will be computed as of the Valuation Time, using the valuation procedures set forth in the Market Street Prospectus.

     (c) The net asset value of each of the Acquiring Portfolio Shares will be determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the Acquiring Portfolio Prospectus. The Valuation Time shall be 4:00 P.M., Eastern time, on April 25, 2003, or such earlier or later day and time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time"). In the event that at the Valuation Time either: (i) the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of an Acquiring Portfolio or an Acquired Portfolio are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquiring Portfolio or an Acquired Portfolio is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     (d) Each Acquiring Portfolio shall issue its Acquiring Portfolio Shares to Market Street on a share deposit receipt registered in the name of Market Street. Market Street shall distribute in liquidation the Acquiring Portfolio Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to GVIT's transfer agent, which will as soon as practicable make such modifications to the accounts for each former Market Street shareholder as may be necessary and appropriate. On the Exchange Date, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

     (e) The Acquiring Portfolios shall assume all Stated Liabilities of Market Street and the Acquired Portfolios, in connection with the acquisition of Assets except that recourse for assumed Stated Liabilities related to an Acquired Portfolio shall be limited to the corresponding Acquiring Portfolio. Other than the Stated Liabilities, the Acquiring Portfolios shall not assume any other liabilities of Market Street or the Acquired Portfolios, whether accrued or contingent in connection with the acquisition of Assets and subsequent dissolution of the Acquired Portfolios or Market Street or otherwise.

     5. EXPENSES, FEES, ETC. Except as set forth below, each of Market Street and GVIT shall be responsible for its respective fees and expenses of the Reorganization. Notwithstanding the foregoing, Gartmore Global Investments, Inc., the parent corporation to the investment adviser(s) of Market Street and GVIT, will be responsible for all of Market Street's and GVIT's fees and expenses of the Reorganization, including the N-14 Registration Statement, and all of Market Street's proxy solicitation and other costs associated with the special meeting(s) of the Market Street Board and shareholders of the Acquired Portfolios and all of Market Street's expenses of liquidation and dissolution, other than legal fees and expenses of legal counsel to the Market Street Board's independent trustees.

     6.   SPECIAL  MEETING  OF  SHAREHOLDERS;  DISSOLUTION

          (a) Market Street agrees to call a special meeting of shareholders of the Acquired Portfolios as soon as is practicable for the purpose of considering the transfer of all of the Assets, subject to Stated Liabilities, of the Acquired Portfolios to the corresponding Acquiring Portfolios as herein provided, authorizing and approving this Agreement, and authorizing and approving the liquidation and dissolution of the Acquired Portfolios, and it shall be a condition to the obligations of each of the parties hereto that the holders of shares of beneficial interest, no par value, of Market Street and the Acquired Portfolios shall have approved this Agreement, and the transactions contemplated herein, including the liquidation and dissolution of the Acquired Portfolios, in the manner required by law and Market Street's Declaration of Trust at such a meeting on or before the Valuation Time. Certified copies of the resolutions evidencing such approval shall be promptly delivered to GVIT after such special meeting.

          (b) Market Street agrees that the liquidation and dissolution of the Acquired Portfolios will be effected in the manner provided in Market Street's Declaration of Trust and in accordance with applicable law, and that it will not make any distribution of any Acquiring Portfolio Shares to the shareholders of the Acquired Portfolios without first paying or adequately providing for the payment of all of the Acquired Portfolios' and Market Street's known debts, obligations and liabilities.

          (c) Each of Market Street and GVIT will cooperate with the other and will use its reasonable best efforts to complete and file the N-14 Registration Statement, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and 1940 Act and the rules and regulations thereunder to be set forth in the N-14 Registration Statement, including the N-14 Prospectus and N-14 Proxy Statement included therein.

     7. CONDITIONS OF MARKET STREET'S OBLIGATIONS. The obligations of Market Street hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of the Acquired Portfolios, shall have been approved by the trustees and shareholders of the Acquired Portfolios in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of GVIT made in this Agreement are true and correct in all material respects as if made at and as of such dates, GVIT and the Acquiring Portfolios have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates, and GVIT shall have furnished to Market Street a statement, dated the Exchange Date, signed by GVIT's Secretary and Treasurer (or other financial officer) certifying satisfaction of this condition 7(b) as of such dates.

          (c) There shall not be any material litigation or administrative proceeding pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) Market Street shall have received an opinion of Stradley Ronon Stevens & Young LLP in form reasonably satisfactory to Market Street, and dated the Exchange Date, to the effect that (i) GVIT is a business trust validly existing under the laws of the Commonwealth of Massachusetts, (ii) each Acquiring Portfolio is a legally designated, separate series of GVIT, (iii) GVIT is registered as an open-end management investment company under the 1940 Act, and, to the knowledge of such counsel, GVIT's registration with the Commission as an investment company is in full force and effect, (iv) the Acquiring Portfolio Shares to be delivered to Market Street as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by GVIT and no shareholder of GVIT has any preemptive right to subscription or purchase in respect thereof, (v) this Agreement has been duly authorized, executed and delivered by GVIT, and assuming due authorization, execution and delivery of this Agreement by Market Street, is a valid and binding obligation of GVIT, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (vi) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate GVIT's Amended Declaration of Trust or its By-Laws or any provision of any agreement known to such counsel to which GVIT or any of the Acquiring Portfolios is a party or by which it is bound, (vii) the N-14 Registration Statement has been declared effective by the Commission and, to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by GVIT or the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws, or as may be required under state laws applicable to business trusts, (viii) in the ordinary course of such counsel's representation of GVIT and the Acquiring Portfolios, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to an Acquiring Portfolio) existing on or before the date(s) of mailing of the Proxy Statement or the Exchange Date, which are required to be described in the Proxy Statement or to be filed as an exhibit thereto that are not described or filed as required, (ix) in the ordinary course of such counsel's representation of GVIT and the Acquiring Portfolios, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation before any court or governmental body that is presently pending or threatened as to an Acquiring Portfolio or any of its properties or assets, and to the knowledge of such counsel, GVIT and the Acquiring Portfolios are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects GVIT's and the Acquiring Portfolios' business, and (x) based on a review of the N-14 Prospectus and Proxy Statement (including any supplement or amendments thereto) in the form then most recently filed with the Commission and without making any other investigation, such counsel is not aware that those documents, as they relate to GVIT and the Acquiring Portfolios, contain any untrue statement of a material fact or omit to state a material fact required to be started therein or necessary to make the statements therein not misleading. In rendering such opinion Stradley Ronon Stevens & Young LLP may rely on certain reasonable assumptions and certifications of fact received from GVIT and its officers.

          (e) Market Street shall have received an opinion of Stradley Ronon Stevens & Young LLP addressed to Market Street, GVIT and each Acquiring Portfolio and in a form reasonably satisfactory to Market Street dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement. In rendering such opinion Stradley Ronon Stevens & Young LLP may rely on certain reasonable assumptions and certifications of fact received from GVIT and Market Street.

          (f) All necessary proceedings taken by GVIT in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Market Street, Foley & Lardner and Stradley Ronon Stevens & Young LLP.

          (g) The N-14 Registration Statement shall have become effective under the 1933 Act and any applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Market Street, contemplated by the Commission or any state regulatory authority.

          (h) GVIT and Market Street shall have received from the Commission or other parties all required consents, orders and permits, including, if necessary, a written order of exemption, satisfactory in form and substance to GVIT and Market Street, exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act.

          (i) As of the Exchange Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to each Acquiring Portfolio, or any fee waiver or expense reimbursement undertakings of the Acquiring Portfolios from those fee amounts and undertakings of the Acquiring Portfolios described in the Proxy Statement.

          (j) As of the Exchange Date, GVIT's fidelity bond for the Acquiring Portfolios shall meet all applicable requirements under the 1940 Act based on the level of the Acquiring Funds' assets immediately after the Exchange Date.

          (k) GVIT shall have executed and delivered to Market Street an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Portfolios will assume all of the Stated Liabilities of the corresponding Acquired Portfolio as described in Section 1(c) hereof in connection with the transactions contemplated by this Agreement; provided that recourse for Stated Liabilities relating to an Acquired Portfolio shall be limited to the corresponding Acquiring Portfolio.

          (l) GVIT shall have delivered to Market Street, once available, the statements of assets and liabilities, including the statements of investments as of December 31, 2002, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for GVIT and the Acquiring Portfolios, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of GVIT. Such statements of assets and liabilities will fairly present the financial position of GVIT and the Acquiring Portfolios as of such dates and such statements of operations and changes in net assets will fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there will be no known material liabilities of GVIT or any Acquiring Portfolios as of such dates which are not disclosed therein.

     8. CONDITIONS OF GVIT'S OBLIGATIONS. The obligations of GVIT and Acquiring Portfolio hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of Market Street, shall have been approved by the trustees and shareholders of Market Street in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Market Street made in this Agreement are true and correct in all material respects as if made at and as of such dates, Market Street has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each of such dates, and Market Street shall have furnished to GVIT a statement, dated the Exchange Date, signed by Market Street's Chairman and Treasurer (or other financial officer) certifying satisfaction of this condition 8(b) as of such dates.

          (c) There shall not be any material litigation or administrative proceeding pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) GVIT shall have received an opinion of Foley & Lardner, in form reasonably satisfactory to GVIT and dated the Exchange Date, to the effect that (i) Market Street is a business trust validly existing and in good standing under the laws of the State of Delaware, (ii) each Acquired Portfolio is a legally designated, separate series of Market Street, (iii) Market Street is registered as an open-end management investment company under the 1940 Act, and, to the knowledge of such counsel, Market Street's registration with the Commission as an investment company is in full force and effect, (iv) this Agreement has been duly authorized, executed and delivered by Market Street and, assuming due authorization, execution and delivery of this Agreement by GVIT, is a valid and binding obligation of Market Street, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (v) Market Street has power to assign, convey, transfer and deliver the Investments and other Net Assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Market Street will have duly assigned, conveyed, transferred and delivered such Investments and other Net Assets to GVIT, (vi) the execution and delivery of this Agreement did not and the consummation of the transactions contemplated hereby will not, violate Market Street's Declaration of Trust or By-Laws, as amended, or any provision of any agreement known to such counsel to which Market Street is a party or by which it is bound, (vii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Market Street of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws or state laws applicable to business trusts, (viii) in the ordinary course of such counsel's representation of Market Street and the Acquired Portfolios, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to an Acquired Portfolio) existing on or before the date(s) of mailing of the Proxy Statement or the Exchange Date, which are required to be described in the Proxy Statement or to be filed as an exhibit thereto that are not described or filed as required, (ix) in the ordinary course of such counsel's representation of Market Street and the Acquired Portfolios, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation before any court or governmental body that is presently pending or threatened as to Market Street or an Acquired Portfolio or any of its properties or assets, and to the knowledge of such counsel, Market Street and the Acquired Portfolios are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects Market Street's and the Acquired Portfolios' business, and (x) based on a review of the N-14 Prospectus and Proxy Statement (including any supplement or amendments thereto) in the form then most recently filed with the Commission and without making any other investigation, such counsel is not aware that those documents, as they related to Market Street and the Acquired Portfolios, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In rendering such opinion, Foley& Lardner may rely upon certain reasonable and customary assumptions and certifications of fact received from Market Street and its officers.

          (e) GVIT, on behalf of each Acquiring Portfolio, shall have received an opinion of Stradley Ronon Stevens & Young LLP, addressed to GVIT, such Acquiring Portfolio and Market Street, in form reasonably satisfactory to GVIT and dated the Exchange Date, to the effect that for Federal income tax purposes (i) the transfer of all or substantially all of the corresponding Acquired Portfolio's assets in exchange for the Acquiring Portfolio Shares followed by the distribution of the Acquiring Portfolio Shares to the shareholders of the corresponding Acquired Portfolio will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquiring Portfolio and its corresponding Acquired Portfolio is a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the corresponding Acquired Portfolio upon the transfer of the assets of the corresponding Acquired Portfolio in exchange for Acquiring Portfolio Shares or upon the distribution of Acquiring Portfolio Shares by the corresponding Acquired Portfolio to its shareholders in liquidation; (iii) no gain or loss will be recognized by the shareholders of the corresponding Acquired Portfolio upon the exchange of their shares for Acquiring Portfolio Shares; (iv) the basis of the Acquiring Portfolio Shares a shareholder of the corresponding Acquired Portfolio receives in connection with the Reorganization will be the same as the basis of its shares exchanged therefor;
               (v) the holding period of a shareholder for its Acquiring Portfolio Shares will be determined by including the period for which such shareholder held shares of the corresponding Acquired Portfolio exchanged therefor, provided that the shareholder held such shares as capital assets; (vi) no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the corresponding Acquired Portfolio in exchange for Acquiring Portfolio Shares; (vii) the basis in the hands of the Acquiring Portfolio of the assets of the corresponding Acquired Portfolio transferred to the Acquiring Portfolio will be the same as the basis of the assets in the hands of the corresponding Acquired Portfolio immediately prior to the transfer; and (viii) the Acquiring Portfolio's holding periods of the assets of the corresponding Acquired Portfolio will include the period for which such assets of the corresponding Acquired Portfolio were held by the corresponding Acquired Portfolio. In rendering such opinion, Stradley Ronon Stevens & Young LLP may assume that the Reorganization is carried out in accordance with the terms of this Agreement, the laws of the State of Delaware and the Commonwealth of Massachusetts, and rely upon certain reasonable and customary assumptions and certifications of fact received from GVIT and Market Street.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act and any applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of GVIT, contemplated by the Commission or any state regulatory authority.

          (g) All necessary proceedings taken by Market Street in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to GVIT, Foley & Lardner and Stradley Ronon Stevens & Young LLP.

          (h) Prior to the Exchange Date, each Acquired Portfolio shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ending December 31, 2002 and the short taxable year beginning on January 1, 2003 and ending on the Valuation
               Time (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year ending December 31, 2002 and the short taxable year beginning January 1, 2003 and ending on the Valuation Time (after reduction for any capital loss carryover).

          (i) Market Street shall have duly executed and delivered to GVIT a bill of sale, assignment, certificate and other instruments of transfer ("Transfer Documents") as GVIT may deem necessary or desirable to transfer all of Market Street's entire right, title and interest in and to the Investments and all other Net Assets of Market Street to the Acquiring Portfolio.

          (j) Market Street shall have delivered, or caused to be delivered, to GVIT on behalf of each Acquiring Portfolio information, in a form satisfactory to GVIT, concerning the tax basis of the corresponding Acquired Portfolio in all Investments transferred to the Acquiring Portfolio, together with shareholder information including (A) the names, addresses and taxpayer identification number of shareholders of the corresponding Acquired Portfolio as of the Exchange Date, and (B) the number of shares in the corresponding Acquired Portfolio owned by each shareholder.

          (k) GVIT and Market Street shall have received from the Commission or other parties all required consents, orders and permits, including, if necessary, a written order of exemption, satisfactory in form and substance to GVIT and Market Street, exempting the Reorganization from the provisions of Section 17(a) of the 1940 Act.

          (l) As of the Exchange Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to each Acquired Portfolio, or any fee waiver or expense reimbursement undertakings of the Acquired Portfolios from those fee amounts and undertakings of the Acquired Portfolios described in the Proxy Statement.

          (m) Market Street shall have delivered to GVIT, once available, the statements of assets and liabilities, including the statements of investments as of December 31, 2002, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for Market Street and the Acquired Portfolios, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of Market Street. Such statements of assets and liabilities will fairly present the financial position of Market Street and the Acquired Portfolios as of such dates and such statements of operations and changes in net assets will fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there will be no known material liabilities of Market Street or any Acquired Portfolios as of such dates which are not disclosed therein.

     9. SEVERABILITY. Subject to the conditions set forth in this Agreement and notwithstanding anything herein which may be construed to the contrary, the failure of one of the Acquired Portfolios to consummate the transactions contemplated hereby shall not, or to comply with the conditions set forth in Section 8 of this Agreement may not, affect the consummation or validity of the Reorganization with respect to any other Acquired Portfolio, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the terms "Acquiring Portfolio" and "Acquired Portfolio" as meaning only those series of GVIT and Market Street, respectively, which are involved in the Reorganization as of the Exchange Date.

     10. TERMINATION. GVIT and Market Street may, by mutual consent of their respective trustees, terminate this Agreement, and GVIT or Market Street, after consultation with counsel and by consent of their respective trustees or an officer authorized by such trustees may, subject to Section 11 of this Agreement, waive any condition to their respective obligations hereunder.

     11. SOLE AGREEMENT; GOVERNING LAW; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officer of GVIT and Market Street; provided, however, that following the special meeting of Market Street's shareholders called by Market Street pursuant to Section 7 of this Agreement, no such amendment may have the effect of altering or changing the amount or kind of shares received by Market Street, or altering or changing to any material extent the amount or kind of liabilities assumed by GVIT and the Acquiring Portfolio, or altering or changing any other terms and conditions of the Reorganization if any of the alterations or changes, alone or in the aggregate, would materially adversely affect Market Street's shareholders without their further approval.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     12. GVIT, MARKET STREET AND THEIR TRUSTEES. The terms "Garmore Variable Insurance Trust," "Market Street Fund," the "Trustees of Gartmore Variable Insurance Trust" and the "Trustees of Market Street Fund" refer respectively to the Trusts created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of June 30, 1981 (with respect to Gartmore Variable Insurance Trust) or under a Declaration of Trust dated as of January 26, 2001 (with respect to Market Street Fund), as such have been or may be amended from time to time, and to which reference is hereby made and copies of which are on file at the office of the Secretary of State of Commonwealth of Massachusetts and the Secretary of State of the State of Delaware, respectively, and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of GVIT entered into in the name or on behalf thereof by any of GVIT's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Gartmore Variable Insurance Trust. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of GVIT personally, but bind only the assets of GVIT. The obligations of Market Street entered into in the name or on behalf thereof by any of Market Street Fund's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Market Street Fund. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of Market Street personally, but bind only the assets of Market Street. All persons dealing with any series of shares of GVIT or Market Street must look solely to the assets of GVIT or Market Street, as the case may be, belonging to such series for the enforcement of any claims against such trust.

                     [signatures are on the following page]

                        MARKET  STREET  FUND

                        By  _________________________________
                                    (Name)     (Title)

                       GARTMORE  VARIABLE  INSURANCE  TRUST

                       By  _________________________________
                                   (Name)     (Title)

                      GARTMORE  GLOBAL  INVESTMENTS,  INC.
                     (With  respect  to  Section  5  of  this  Agreement  only)

                      By  _________________________________
                                  (Name)     (Title)

Exhibit  9(4)
================================================================================

                                    EXHIBIT A

                        TO THE CUSTODY AGREEMENT BETWEEN
  GARTMORE VARIABLE INSURANCE TRUST (formerly Nationwide Separate Account Trust)
                            AND THE FIFTH THIRD BANK

                           (Effective October 1, 2002)

Gartmore  GVIT  Total  Return  Fund  (formerly  Total  Return  Fund)
Gartmore  GVIT  Growth  Fund  (formerly  Capital  Appreciation  Fund)
Gartmore  GVIT  Government  Bond  Fund  (formerly  Government  Bond  Fund)
Gartmore  GVIT  Money  Market  Fund  (formerly  Money  Market  Fund)
Gartmore GVIT Money Market Fund II (formerly Money Market Fund II) GVIT Small Company Fund (formerly Nationwide Small Company Fund)
J.P. Morgan GVIT Balanced Fund (formerly Nationwide Balanced Fund and J.P. NSAT Balance Fund)
Comstock GVIT Value Fund (formerly Nationwide Equity Income Fund, Federated NSAT Equity Income Fund and Federated GVIT Equity Income Fund)
Gartmore GVIT Worldwide Leaders Fund (formerly Nationwide Global Equity Fund and Nationwide Global 50 Fund)
Federated GVIT High Income Bond Fund (formerly Nationwide High Income Bond Fund and Federated NSAT High Income Bond Fund)
MAS GVIT Multi Sector Bond Fund (formerly Nationwide Multi Sector Bond Fund and MAS NSAT Multi Sector Bond Fund) GVIT Small Cap Value Fund (formerly Nationwide Small Cap Value Fund)
Dreyfus  GVIT  Mid  Cap  Index  Fund (formerly Nationwide Mid Cap Index Fund and
Dreyfus  NSAT  Mid  Cap  Index  Fund)
GVIT Small Cap Growth Fund (formerly Nationwide Select Advisers Small Cap Growth Fund and Nationwide Small Cap Growth Fund)
Strong  GVIT  Mid Cap Growth Fund (formerly Nationwide Strategic Growth Fund and
Strong  NSAT  Mid  Cap  Growth  Fund)
Nationwide GVIT Strategic Value Fund (formerly Nationwide Strategic Value Fund) Turner GVIT Growth Focus Fund (formerly Nationwide Growth Focus Fund II and
Turner  NSAT  Growth  Focus  Fund)
Gartmore GVIT Global Technology and Communications Fund (formerly Nationwide Global
     Technology and Communications Fund II and Gartmore NSAT Global Technology and Communications Fund)
Gartmore  GVIT  Global  Health  Sciences  Fund  (formerly Nationwide Global Life
Sciences  Fund  II  and  Gartmore  NSAT  Global  Health  Sciences  Fund)
Gartmore  GVIT  Emerging  Markets  Fund (formerly Gartmore NSAT Emerging Markets
Fund)
Gartmore GVIT International Growth Fund (formerly Gartmore NSAT International Growth Fund)
Gartmore GVIT Global Leaders Fund (formerly Gartmore NSAT Global Leaders Fund) Gartmore GVIT European Leaders Fund (formerly Gartmore NSAT European Growth Fund and Gartmore NSAT European Leaders Fund)
Gartmore GVIT Global Small Companies Fund (formerly Gartmore NSAT Global Small Companies Fund)
Gartmore  GVIT  OTC  Fund  (formerly  Gartmore  NSAT  OTC  Fund)
Gartmore GVIT Investor Destinations Aggressive Fund (formerly NSAT Investor Destinations Aggressive Fund)
Gartmore GVIT Investor Destinations Moderately Aggressive Fund (formerly NSAT Investor Destinations Moderately Aggressive Fund)
Gartmore GVIT Investor Destinations Moderate Fund (formerly NSAT Investor Destinations Moderate Fund)
Gartmore GVIT Investor Destinations Moderately Conservative Fund (formerly NSAT Investor Destinations Moderately Conservative Fund)
Gartmore GVIT Investor Destinations Conservative Fund (formerly NSAT Investor Destinations Conservative Fund)
Gartmore  GVIT  Global  Utilities  Fund
Gartmore  GVIT  Global  Financial  Services  Fund
Gartmore  GVIT  U.S.  Growth  Leaders  Fund (formerly Gartmore GVIT U.S. Leaders
Fund)
Gartmore Nationwide Leaders Fund (formerly Gartmore GVIT U.S. Leaders Fund) Gartmore GVIT Micro Cap Equity Fund
Gartmore  GVIT  Mid  Cap  Growth  Fund
Dreyfus  GVIT  International  Value  Fund
GVIT  Equity  500  Index  Fund

Exhibit  11(a)
================================================================================

STRADLEY RONON STEVENS & YOUNG LLP
Kristin  H.  Ives
Partner
KIves@Stradley.com
215-564-8037

October 31, 2002


Gartmore  Variable  Insurance  Trust
1200  River  Road
Conshohocken,  PA  19428

     RE: Gartmore Variable Insurance Trust (the "Trust") -- Registration Statement on Form N-14, to be filed under the Securities Act of 1933, as amended, on or about November 1, 2000 (the "Registration Statement)

Ladies  and  Gentlemen:

     In connection with the filing of the Registration Statement, it is our opinion that, upon the effectiveness of the Registration Statement, the number of shares of beneficial interest of the following series and class of the Trust to be issued pursuant to the terms of the Agreement and Plan of Reorganization between the Trust and Market Street Fund, dated as of October 30, 2002 ("Agreement"), when issued for the consideration described, and delivered as provided, in the Agreement, will be legally issued, fully paid and nonassessable by the Trust.

     Gartmore GVIT Total Return Fund - Class IV Shares Gartmore GVIT Growth Fund - Class IV Shares
     Comstock GVIT Value Fund - Class IV Shares
     GVIT Small Company Fund - Class IV Shares
     GVIT Small Cap Value Fund - Class IV Shares
     JP Morgan GVIT Balanced Fund - Class IV Shares
     Gartmore GVIT Government Bond Fund - Class IV Shares GVIT Equity 500 Index Fund - Class IV Shares
     Dreyfus GVIT International Value Fund - Class IV Shares Strong GVIT Mid Cap Growth Fund - Class IV Shares Gartmore GVIT Money Market Fund - Class IV Shares

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.

Very  truly  yours,
STRADLEY  RONON  STEVENS  &  YOUNG,  LLP



/s/  Kristin  H.  Ives
     Kristin  H.  Ives,  a  Partner
     KHI/cw

Exhibit  14(a)
================================================================================
                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Statement of Additional Information filed with Form N-14 under the Securities Act of 1933 related to the proposed combinations of the All Pro Broad Equity Portfolio with the Gartmore GVIT Total Return Fund, All Pro Large Cap Growth Portfolio with the Gartmore GVIT Growth Fund, All Pro Large Cap Value Portfolio with the Comstock GVIT Value Fund, All Pro Small Cap Growth Portfolio with the GVIT Small Company Fund, All Pro Small Cap Value Portfolio with the GVIT Small Cap Value Fund, Balance Portfolio with the J.P. Morgan GVIT Balanced Fund, Bond Portfolio with the Gartmore GVIT Government Bond Fund, Equity 500 Index Portfolio with the GVIT Equity 500 Index Fund, International Portfolio with the Dreyfus GVIT International Value Fund, Mid Cap Growth Portfolio with the Strong GVIT Mid Cap Growth Fund and Money Market Portfolio with the Gartmore GVIT Money Market Fund, of our report dated February 22, 2002 relating to the financial statements and financial highlights of the Gartmore Variable Insurance Trust (formerly Nationwide Separate Account Trust) which appears in the Trust's Annual Report to Shareholders for the year ended December 31, 2001. We also consent to the incorporation by reference in this Combined Prospectus/Proxy Statement and Statement of Additional Information, of our report dated February 7, 2002 relating to the financial statements and financial highlights of the Market Street Fund Annual Report to Shareholders for the year ended December 31, 2001.





Columbus,  Ohio
November  1,  2002

Exhibit  16(a)
================================================================================

                                POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of GARTMORE VARIABLE INSURANCE TRUST (the "Trust"), a Massachusetts business trust, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the Trust hereby constitutes and appoints Joseph J. Gasper, Paul J. Hondros, James
R. Donatell, Kevin S. Crossett, Eric E. Miller, Elizabeth A. Davin, Angela R. Jett, Gerald J. Holland, and Mary Lou Vitale, and each of them with power to act without the others, his/her attorney, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to approve, and sign such Registration Statements and any and all amendments thereto, with power to affix the corporate seal of said corporation thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in ore or more counterparts.

     IN WITNESS WHEREOF, the undersigned have herewith set their names and seals as of this 19th day of September, 2002.

/s/Charles  E.  Allen                         /s/  Paula  Cholmondeley
   Charles  E.  Allen,  Trustee                    Paula  Cholmondeley,  Trustee

/s/  C.  Brent  DeVore                         /s/  Robert  M.  Duncan
     C.  Brent  DeVore,  Trustee                    Robert  M.  Duncan,  Trustee

/s/  Joseph  J.  Gasper                         /s/  Barbara  Hennigar
     Joseph  J.  Gasper,  Trustee                    Barbara  Hennigar,  Trustee

/s/  Paul  J.  Hondros                      /s/  Thomas  J.  Kerr,  IV
     Paul  J.  Hondros,  Trustee                 Thomas  J.  Kerr,  IV,  Trustee

/s/  Douglas  F.  Kridler                      /s/  David  C.  Wetmore
     Douglas  F.  Kridler,  Trustee                 David  C.  Wetmore,  Trustee

/s/  Arden  L.  Shisler
     Arden  L.  Shisler,  Trustee

EXHIBIT 17 (b)
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                OCTOBER __, 2002


                        GARTMORE VARIABLE INSURANCE TRUST
                 (formerly "Nationwide Separate Account Trust")

  Strong GVIT Mid Cap Growth Fund (formerly "Strong NSAT Mid Cap Growth Fund")
    Nationwide GVIT Strategic Value Fund (formerly "Nationwide Strategic Value
                                     Fund")
     Comstock GVIT Value Fund (formerly "Federated GVIT Equity Income Fund") Federated GVIT High Income Bond Fund (formerly "Federated NSAT High Income Bond
                                     Fund")
   J.P. Morgan GVIT Balanced Fund (formerly "J.P. Morgan NSAT Balanced Fund") MAS GVIT Multi Sector Bond Fund (formerly "MAS NSAT Multi Sector Bond Fund")
     GVIT Small Cap Value Fund (formerly "Nationwide Small Cap Value Fund")
    GVIT Small Cap Growth Fund (formerly "Nationwide Small Cap Growth Fund") Gartmore GVIT Worldwide Leaders Fund (formerly "Nationwide Global 50 Fund")
  Dreyfus GVIT Mid Cap Index Fund (formerly "Dreyfus NSAT Mid Cap Index Fund")
       GVIT Small Company Fund (formerly "Nationwide Small Company Fund")
         Gartmore GVIT Total Return Fund (formerly "Total Return Fund")
        Gartmore GVIT Growth Fund (formerly "Capital Appreciation Fund")
      Gartmore GVIT Government Bond Fund (formerly "Government Bond Fund")
         Gartmore GVIT Money Market Fund (formerly "Money Market Fund")
    Turner GVIT Growth Focus Fund (formerly "Turner NSAT Growth Focus Fund") Gartmore GVIT Global Technology and Communications Fund (formerly "Gartmore NSAT
                   Global Technology and Communications Fund")
Gartmore GVIT Global Health Sciences Fund (formerly "Gartmore NSAT Global Health
                                 Sciences Fund")
   Gartmore GVIT Emerging Markets Fund (formerly "Gartmore NSAT Emerging Markets
                                     Fund")
  Gartmore GVIT International Growth Fund (formerly "Gartmore NSAT International
                                  Growth Fund")
Gartmore GVIT Global Leaders Fund (formerly "Gartmore NSAT Global Leaders Fund")
   Gartmore GVIT European Leaders Fund (formerly "Gartmore NSAT European Growth
                                     Fund")
 Gartmore GVIT Global Small Companies Fund (formerly "Gartmore NSAT Global Small
                                Companies Fund")
           Gartmore GVIT OTC Fund (formerly "Gartmore NSAT OTC Fund")
                     Gartmore GVIT U.S. Growth Leaders Fund
    Gartmore GVIT Nationwide Leaders Fund (formerly "Gartmore GVIT U.S. Leaders
                                     Fund")
                     Gartmore GVIT Asia Pacific Leaders Fund
                  Gartmore GVIT Global Financial Services Fund
                       Gartmore GVIT Global Utilities Fund
   Gartmore GVIT Investor Destinations Aggressive Fund (formerly "NSAT Investor
                         Destinations Aggressive Fund")
  Gartmore GVIT Investor Destinations Moderately Aggressive Fund (formerly "NSAT
               Investor Destinations Moderately Aggressive Fund")
    Gartmore GVIT Investor Destinations Moderate Fund (formerly "NSAT Investor
                          Destinations Moderate Fund")

Gartmore GVIT Investor Destinations Moderately Conservative Fund (formerly "NSAT
              Investor Destinations Moderately Conservative Fund")
  Gartmore GVIT Investor Destinations Conservative Fund (formerly "NSAT Investor
                        Destinations Conservative Fund")
      Gartmore GVIT Money Market Fund II (formerly "Money Market Fund II")
                           GVIT Equity 500 Index Fund
                      Dreyfus GVIT International Value Fund
                        Gartmore GVIT Mid Cap Growth Fund

     Gartmore Variable Insurance Trust is a registered open-end investment company currently consisting of 38 series. This Statement of Additional Information relates to all series of the Trust (each, a "Fund" and collectively, the "Funds").

     This Statement of Additional Information is not a prospectus but the Statement of Additional Information is incorporated by reference into the following Prospectuses. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the following Prospectuses:

     Strong  GVIT  Mid  Cap Growth Fund, Dreyfus GVIT Mid Cap Index Fund, Turner
          GVIT Growth Focus Fund, Comstock GVIT Value Fund, J.P. Morgan GVIT Balanced Fund, MAS GVIT Multi Sector Bond Fund and Federated GVIT High Income Bond Fund, dated November __, 2002.

     GVIT Small  Cap  Value  Fund,  GVIT  Small  Company Fund and GVIT Small Cap
          Growth  Fund  dated  November  __,  2002.

     Nationwide  GVIT  Strategic  Value  Fund  dated  May  1,  2002.

     Gartmore  GVIT Total Return Fund and Gartmore GVIT Growth Fund dated May 1,
          2002  (as  revised  November  __,  2002).

     Gartmore GVIT Government Bond Fund and Gartmore GVIT Money Market Fund dated November __, 2002.

     Gartmore  GVIT  Global  Technology  and  Communications Fund, Gartmore GVIT
          Global Financial Services Fund, Gartmore GVIT Global Utilities Fund and Gartmore GVIT Global Health Sciences Fund dated May 1, 2002.

     Gartmore  GVIT Emerging Markets Fund and Gartmore GVIT International Growth
          Fund  dated  May  1,  2002.

     Gartmore  GVIT Global Leaders Fund and Gartmore GVIT Global Small Companies
          Fund dated May 1, 2002 (shares of these Funds are not currently offered).

     Gartmore GVIT OTC Fund dated May 1, 2002 (shares of this Fund are not currently offered).

     Gartmore GVIT Worldwide Leaders Fund, Gartmore GVIT Nationwide Leaders Fund and Gartmore GVIT U.S. Growth Leaders Fund, dated May 1, 2002.

     Gartmore  GVIT Asia Pacific Leaders Fund and Gartmore GVIT European Leaders
          Fund dated May 1, 2002 (shares of these Funds are not currently offered).

     Gartmore GVIT Investor Destinations Aggressive Fund, Gartmore GVIT Investor
          Destinations Moderately Aggressive Fund, Gartmore GVIT Investor Destinations Moderate Fund, Gartmore GVIT Investor Destinations Moderately Conservative Fund and Gartmore GVIT Investor Destinations Conservative Fund (collectively the "GVIT Investor Destinations Funds") dated May 1, 2002.

     Gartmore  GVIT  Money  Market  Fund  II  dated  May 1, 2002.

     GVIT Equity 500 Index Fund, Dreyfus GVIT International Value Fund, Gartmore
          GVIT  Mid  Cap  Growth  Fund  dated  November  __,  2002.


     Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectuses. The Prospectuses may be obtained from Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215, or by calling toll free 1-800-848-6331.

TABLE OF CONTENTS                                                        PAGE
-----------------                                                        ----

General Information and History . . . . . . . . . . . . . . . . . . . .     1

Additional Information on Portfolio Instruments and Investment Policies     1

Description of Portfolio Instruments and Investment Policies. . . . . .     8

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .    50

Major Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .    56

Trustees and Officers of the Trust. . . . . . . . . . . . . . . . . . .    57

Performance Advertising . . . . . . . . . . . . . . . . . . . . . . . .    65

Investment Advisory and Other Services. . . . . . . . . . . . . . . . .    70

Brokerage Allocations . . . . . . . . . . . . . . . . . . . . . . . . .   101

Purchases, Redemptions and Pricing of Shares. . . . . . . . . . . . . .   108

Additional Information. . . . . . . . . . . . . . . . . . . . . . . . .   110

Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   112

Other Tax Consequences. . . . . . . . . . . . . . . . . . . . . . . . .   112

Tax Consequences to Shareholders. . . . . . . . . . . . . . . . . . . .   113

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . .   113

Appendix A - Debt Ratings . . . . . . . . . . . . . . . . . . . . . . .   114

GENERAL  INFORMATION  AND  HISTORY

     Gartmore Variable Insurance Trust, formerly Nationwide Separate Account Trust, is an open-end investment company organized under the laws of Massachusetts by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust currently offers shares in 38 separate series, each with its own investment objective. Each of the Funds, except for Strong GVIT Mid Cap Growth Fund, Gartmore GVIT Small Company Fund, Turner GVIT Growth Focus Fund, Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT Nationwide Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund,
Gartmore  GVIT  Worldwide Leaders Fund, Gartmore GVIT Asia Pacific Leaders Fund,
Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Global Utilities Fund, GVIT Equity 500 Index Fund and each of the GVIT Investor Destinations Funds, is a diversified fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES


ALL  FUNDS

     The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This Statement of Additional Information (SAI) contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

     With respect to the GVIT Investor Destinations Funds, this Statement of Additional Information uses the term "Fund" to include the Underlying Funds in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each GVIT Investor Destinations Fund, including their respective Underlying Funds.

                                                            Strong  Dreyfus            Gartmore  Gartmore
                                                             GVIT    GVIT    Gartmore    GVIT      GVIT    Gartmore
                                                  Gartmore   Mid      Mid      GVIT     Small     Small      GVIT     Comstock
                                                    GVIT     Cap      Cap     Small      Cap       Cap     Worldwide    GVIT
TYPE OF INVESTMENT OR TECHNIQUE                    Growth   Growth   Index   Company    Growth    Value     Leaders    Value
------------------------------------------------  --------  ------  -------  --------  --------  --------  ---------  --------
U.S. common stocks                                Y         Y       Y        Y         Y         Y         Y          Y
Preferred stocks                                  Y         Y       Y        Y         Y         Y         Y          Y
Small company stocks                              Y         Y       Y        Y         Y         Y         Y          Y
Special situation companies                       Y         Y       Y        Y         Y         Y         Y          Y
Illiquid securities                               Y         Y       Y        Y         Y         Y         Y          Y
Restricted securities                             Y         Y       Y        Y         Y         Y         Y          Y
When-issued / delayed-delivery securities         Y         Y       Y        Y         Y         Y         Y          Y
Limited liability companies                                                  Y                                        Y
Investment companies                              Y         Y       Y        Y         Y         Y         Y          Y
Real estate securities                                      Y       Y        Y         Y                   Y          Y
Securities of foreign issuers                     Y         Y       Y        Y         Y         Y         Y          Y
Depositary receipts                               Y                 Y        Y         Y         Y         Y          Y
Securities from developing countries/emerging
markets                                                                      Y         Y                   Y          Y
Convertible securities                            Y         Y       Y        Y         Y         Y         Y          Y
Long-term debt                                              Y       Y        Y         Y         Y                    Y
Long-term debt when originally issued but with
less than 397 days remaining to maturity                    Y       Y        Y         Y         Y                    Y
Short-term debt                                   Y         Y       Y        Y         Y         Y         Y          Y
Floating and variable rate securities             Y                          Y                                        Y
Zero coupon securities                                      Y       Y        Y         Y                              Y
Step-coupon securities                                                                                                Y
Pay-in-kind bonds                                           Y       Y                  Y                              Y
Deferred payment securities                                 Y       Y                  Y                              Y
Brady bonds
Non-investment grade debt                                   Y       Y        Y         Y                              Y
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                             Y                             Y
Foreign commercial paper(denominated in U.S. $)   Y                          Y                             Y          Y
Duration                                                                                                   Y
U.S. Government securities                        Y         Y       Y        Y         Y         Y         Y          Y
Money market instruments                          Y         Y       Y        Y         Y         Y         Y          Y
Mortgage-backed securities                                  Y       Y        Y

                                                                                   MAS    Federated
                                                  Gartmore    J.P.     Gartmore    GVIT     GVIT                     Turner
                                                    GVIT     Morgan      GVIT     Multi     High             Money    GVIT
                                                   Total      GVIT    Government  Sector   Income    Money   Market  Growth
TYPE OF INVESTMENT OR TECHNIQUE                    Return   Balanced     Bond      Bond     Bond     Market    II    Focus
------------------------------------------------  --------  --------  ----------  ------  ---------  ------  ------  -------
U.S. common stocks                                Y         Y                             Y                          Y
Preferred stocks                                  Y         Y                             Y                          Y
Small company stocks                              Y                                       Y                          Y
Special situation companies                       Y                                       Y                          Y
Illiquid securities                               Y         Y         Y           Y       Y          Y       Y       Y
Restricted securities                             Y         Y         Y           Y       Y          Y       Y       Y
When-issued / delayed-delivery securities         Y         Y         Y           Y       Y          Y       Y       Y
Limited liability companies                                                               Y                          Y
Investment companies                              Y         Y         Y           Y       Y          Y       Y       Y
Real estate securities                                      Y                     Y       Y                          Y
Securities of foreign issuers                     Y         Y                     Y       Y                          Y
Depositary receipts                               Y         Y                     Y       Y                          Y
Securities from developing countries/emerging
markets                                                     Y                     Y       Y                          Y
Convertible securities                            Y         Y                     Y       Y
Long-term debt                                              Y         Y           Y       Y          Y       Y
Long-term debt when originally issued but with
less than 397 days remaining to maturity          Y         Y         Y           Y       Y          Y       Y
Short-term debt                                   Y         Y         Y           Y       Y          Y       Y       Y
Floating and variable rate securities             Y         Y         Y           Y       Y          Y       Y
Zero coupon securities                                      Y         Y           Y       Y
Step-coupon securities                                                            Y       Y
Pay-in-kind bonds                                           Y                     Y       Y
Deferred payment securities                                 Y                     Y       Y
Brady bonds                                                 Y                     Y
Non-investment grade debt                                   Y                     Y       Y
Loan participations and assignments                         Y                     Y       Y          Y       Y
Sovereign debt (foreign) (denominated in U.S. $)            Y                     Y                  Y       Y
Foreign commercial paper(denominated in U.S. $)   Y         Y                     Y       Y          Y       Y       Y
Duration                                                              Y           Y       Y
U.S. Government securities                        Y         Y         Y           Y       Y          Y       Y       Y
Money market instruments                          Y         Y         Y           Y       Y          Y       Y       Y
Mortgage-backed securities                                  Y         Y           Y       Y          Y       Y

                                                             Gartmore
                                                               GVIT
                                                              Global      Gartmore
                                                            Technology      GVIT    Gartmore    Gartmore     Gartmore  Gartmore
                                                               and         Global     GVIT        GVIT         GVIT      GVIT
                                                          Communications   Health   Emerging  International   Global   European
TYPE OF INVESTMENT OR TECHNIQUE                                 II        Sciences  Markets      Growth      Leaders   Leaders
--------------------------------------------------------  --------------  --------  --------  -------------  --------  ---------
U.S. common stocks                                        Y               Y         Y         Y              Y         Y
Preferred stocks                                          Y               Y         Y         Y              Y         Y
Small company stocks                                      Y               Y         Y         Y              Y         Y
Special situation companies                               Y               Y         Y         Y              Y         Y
Illiquid securities                                       Y               Y         Y         Y              Y         Y
Restricted securities                                     Y               Y         Y         Y              Y         Y
When-issued / delayed-delivery securities                 Y               Y         Y         Y              Y         Y
Limited liability companies                                                         Y         Y
Investment companies                                      Y               Y         Y         Y
Real estate securities                                    Y               Y         Y         Y              Y         Y
Securities of foreign issuers                             Y               Y         Y         Y              Y         Y
Depositary receipts                                       Y               Y         Y         Y              Y         Y
Securities from developing countries / emerging markets   Y               Y         Y         Y              Y         Y
Convertible securities                                    Y               Y         Y         Y              Y         Y
Long-term debt                                                                      Y         Y
Long-term debt when originally issued but with less
than 397 days remaining to maturity                                                 Y         Y
Short-term debt                                           Y               Y         Y         Y              Y         Y
Floating and variable rate securities                     Y               Y         Y         Y                        Y
Zero coupon securities                                                              Y         Y                        Y
Step-coupon securities                                                              Y         Y
Pay-in-kind bonds                                                                   Y         Y
Deferred payment securities                                                         Y         Y
Brady bonds                                                                         Y         Y                        Y
Non-investment grade debt                                                           Y         Y
Loan participations and assignments                                                 Y         Y
Sovereign debt (foreign) (denominated in U.S. $)                                    Y         Y              Y         Y
Foreign commercial paper (denominated in U.S. $)                          Y         Y         Y              Y         Y
Duration                                                                            Y         Y              Y         Y
U.S. Government securities                                Y               Y         Y         Y              Y         Y
Money market instruments                                  Y               Y         Y         Y              Y         Y
Mortgage-backed securities                                                          Y         Y

                                                          Gartmore                         Gartmore  Gartmore  Gartmore
                                                            GVIT                Gartmore     GVIT      GVIT      GVIT     Gartmore
                                                           Global    Gartmore     GVIT       U.S.      Asia     Global      GVIT
                                                            Small      GVIT    Nationwide   Growth   Pacific   Financial   Global
TYPE OF INVESTMENT OR TECHNIQUE                           Companies    OTC      Leaders    Leaders   Leaders   Services   Utilities
--------------------------------------------------------  ---------  --------  ----------  --------  --------  ---------  ---------
U.S. common stocks                                        Y          Y         Y           Y         Y         Y          Y
Preferred stocks                                          Y          Y         Y           Y         Y         Y          Y
Small company stocks                                      Y          Y         Y           Y         Y         Y          Y
Special situation companies                               Y          Y         Y           Y         Y         Y          Y
Illiquid securities                                       Y          Y         Y           Y         Y         Y          Y
Restricted securities                                     Y          Y         Y           Y         Y         Y          Y
When-issued / delayed-delivery securities                 Y          Y         Y           Y         Y         Y          Y
Limited liability companies
Investment companies                                                           Y           Y         Y         Y          Y
Real estate securities                                    Y          Y                                         Y          Y
Securities of foreign issuers                             Y          Y         Y           Y         Y         Y          Y
Depositary receipts                                       Y          Y         Y           Y         Y         Y          Y
Securities from developing countries / emerging markets   Y          Y                     Y         Y         Y          Y
Convertible securities                                    Y          Y         Y           Y         Y         Y          Y
Long-term debt                                                                 Y           Y         Y         Y          Y
Long-term debt when originally issued but with less
than 397 days remaining to maturity                                            Y           Y         Y         Y          Y
Short-term debt                                           Y          Y         Y           Y         Y         Y          Y
Floating and variable rate securities                                          Y           Y         Y         Y          Y
Zero coupon securities                                                                               Y         Y          Y
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities                                                                          Y         Y          Y
Brady bonds                                                                                          Y         Y          Y
Non-investment grade debt                                                                  Y         Y
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)          Y          Y
Foreign commercial paper (denominated in U.S. $)          Y          Y         Y
Duration                                                  Y          Y
U.S. Government securities                                Y          Y         Y           Y         Y         Y          Y
Money market instruments                                  Y          Y         Y           Y         Y         Y          Y
Mortgage-backed securities                                                                 Y

                                                                                                        GVIT
                                                                            GVIT                      Investor
                                                              GVIT        Investor        GVIT      Destinations      GVIT
                                                            Investor    Destinations    Investor     Moderately     Investor
                                                          Destinations   Moderately   Destinations  Conservative  Destinations
TYPE OF INVESTMENT OR TECHNIQUE                            Aggressive    Aggressive     Moderate                  Conservative
--------------------------------------------------------  ------------  ------------  ------------  ------------  ------------
U.S. common stocks                                        Y             Y             Y             Y             Y
Preferred stocks
Small company stocks                                      Y             Y             Y             Y             Y
Special situation companies                               Y             Y             Y             Y             Y
Illiquid securities                                       Y             Y             Y             Y             Y
Restricted securities                                     Y             Y             Y             Y             Y
When-issued / delayed-delivery securities                 Y             Y             Y             Y             Y
Limited liability companies
Investment companies                                      Y             Y             Y             Y             Y
Real estate securities
Securities of foreign issuers                             Y             Y             Y             Y             Y
Depositary receipts                                       Y             Y             Y             Y             Y
Securities from developing countries / emerging markets
Convertible securities
Long-term debt                                            Y             Y             Y             Y             Y
Long-term debt when originally issued but with less
than 397 days remaining to maturity                       Y             Y             Y             Y             Y
Short-term debt                                           Y             Y             Y             Y             Y
Floating and variable rate securities                     Y             Y             Y             Y             Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)          Y             Y             Y             Y             Y
Foreign commercial paper (denominated in U.S. $)          Y             Y             Y             Y             Y
Duration                                                  Y             Y             Y             Y             Y
U.S. Government securities                                Y             Y             Y             Y             Y
Money market instruments                                  Y             Y             Y             Y             Y
Mortgage-backed securities                                Y             Y             Y             Y             Y

                                                                                             Gartmore
                                                                       GVIT                    GVIT
                                                          Nationwide  Equity                   Mid
                                                          Strategic    500       Dreyfus       Cap
TYPE OF INVESTMENT OR TECHNIQUE                             Value     Index   International   Growth
--------------------------------------------------------  ----------  ------  -------------  --------
U.S. common stocks                                        Y           Y       Y              Y
Preferred stocks                                          Y           Y       Y              Y
Small company stocks                                      Y           Y       Y              Y
Special situation companies                               Y           Y       Y              Y
Illiquid securities                                       Y                   Y              Y
Restricted securities                                     Y                   Y              Y
When-issued / delayed-delivery securities                 Y           Y       Y              Y
Limited liability companies                                                   Y              Y
Investment companies                                      Y           Y       Y              Y
Real estate securities                                    Y           Y       Y              Y
Securities of foreign issuers                             Y           Y       Y              Y
Depositary receipts                                                   Y       Y              Y
Securities from developing countries / emerging markets               Y       Y
Convertible securities                                    Y           Y       Y              Y
Long-term debt                                            Y
Long-term debt when originally issued but with less
than 397 days remaining to maturity                       Y
Short-term debt                                           Y           Y       Y              Y
Floating and variable rate securities                                         Y
Zero coupon securities
Step-coupon securities
Pay-in-kind bonds
Deferred payment securities
Brady bonds
Non-investment grade debt                                 Y
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                              Y
Foreign commercial paper (denominated in U.S. $)                              Y
Duration
U.S. Government securities                                Y           Y       Y              Y
Money market instruments                                  Y           Y       Y              Y
Mortgage-backed securities                                Y

                                                    Strong  Dreyfus            Gartmore  Gartmore
                                                    GVIT     GVIT    Gartmore    GVIT      GVIT    Gartmore             Gartmore
                                          Gartmore   Mid      Mid      GVIT     Small     Small      GVIT     Comstock    GVIT
                                            GVIT     Cap      Cap     Small      Cap       Cap     Worldwide    GVIT     Total
TYPE OF INVESTMENT OR TECHNIQUE            Growth   Growth   Index   Company    Growth    Value     Leaders    Value     Return
----------------------------------------  --------  ------  -------  --------  --------  --------  ---------  --------  ---------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls                               Y                Y
Asset-backed securities                   Y         Y                Y                                                  Y
Bank and/or Savings and Loan obligations  Y         Y       Y        Y         Y                   Y          Y         Y
Repurchase agreements                     Y         Y       Y        Y         Y         Y         Y          Y         Y
Reverse repurchase agreements                       Y       Y        Y         Y         Y         Y          Y
Warrants                                  Y         Y       Y        Y         Y         Y         Y          Y         Y
Futures                                   Y         Y       Y        Y         Y                   Y          Y         Y
Options                                   Y         Y       Y        Y         Y                   Y          Y         Y
Foreign currencies                                  Y       Y        Y         Y                   Y
Forward currency contracts                Y                          Y         Y                   Y                    Y
Borrowing money                           Y         Y       Y        Y         Y         Y         Y          Y         Y
Lending of portfolio securities           Y         Y       Y        Y         Y         Y         Y          Y         Y
Short sales                               Y         Y       Y        Y                             Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities                        Y                                                                             Y
Nationwide Contract

                                                                 MAS    Federated
                                            J.P.     Gartmore    GVIT     GVIT                     Turner
                                           Morgan      GVIT     Multi     High             Money    GVIT
                                            GVIT    Government  Sector   Income    Money   Market  Growth
TYPE OF INVESTMENT OR TECHNIQUE           Balanced     Bond      Bond     Bond     Market    II    Focus
----------------------------------------  --------  ----------  ------  ---------  ------  ------  ------
Stripped mortgage-backed securities                 Y           Y
Collateralized mortgage obligations       Y         Y           Y
Mortgage dollar rolls                     Y                     Y                                  Y
Asset-backed securities                   Y         Y           Y       Y          Y       Y
Bank and/or Savings and Loan obligations  Y         Y           Y       Y          Y       Y       Y
Repurchase agreements                     Y         Y           Y       Y          Y       Y       Y
Reverse repurchase agreements             Y                     Y       Y                          Y
Warrants                                  Y                     Y       Y                          Y
Futures                                   Y                     Y       Y                          Y
Options                                   Y                     Y       Y                          Y
Foreign currencies                                              Y                                  Y
Forward currency contracts                                      Y                                  Y
Borrowing money                           Y         Y           Y       Y          Y       Y       Y
Lending of portfolio securities           Y         Y           Y       Y          Y       Y       Y
Short sales                                                                                        Y
Swap agreements                                                 Y       Y
Extendable commercial notes                                                        Y       Y       Y
Wrap contracts
Indexed securities
Nationwide Contract

                                             Gartmore     Gartmore
                                               GVIT         GVIT                                       Gartmore  Gartmore
                                              Global       Global   Gartmore    Gartmore     Gartmore    GVIT      GVIT
                                            Technology     Health     GVIT        GVIT         GVIT    European   Global
                                               and        Sciences  Emerging  International   Global   Leaders     Small
TYPE OF INVESTMENT OR TECHNIQUE           Communications     II     Markets      Growth      Leaders             Companies
----------------------------------------  --------------  --------  --------  -------------  --------  --------  ---------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations  Y               Y         Y         Y              Y         Y         Y
Repurchase agreements                     Y               Y         Y         Y              Y         Y         Y
Reverse repurchase agreements             Y                                                            Y
Warrants                                  Y               Y         Y         Y              Y         Y         Y
Futures                                   Y               Y         Y         Y              Y         Y         Y
Options                                   Y                         Y         Y              Y         Y         Y
Foreign currencies                        Y               Y         Y         Y              Y         Y         Y
Forward currency contracts                Y               Y         Y         Y              Y         Y         Y
Borrowing money                           Y               Y         Y         Y              Y         Y         Y
Lending of portfolio securities           Y               Y         Y         Y              Y         Y         Y
Short sales                               Y               Y         Y         Y              Y         Y         Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities
Nationwide Contract

                                                                Gartmore  Gartmore  Gartmore
                                                     Gartmore     GVIT      GVIT      GVIT     Gartmore
                                          Gartmore     GVIT       U.S.      Asia     Global      GVIT
                                            GVIT    Nationwide   Growth   Pacific   Financial   Global
TYPE OF INVESTMENT OR TECHNIQUE             OTC      Leaders    Leaders   Leaders   Services   Utilities
----------------------------------------  --------  ----------  --------  --------  ---------  ---------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities                                         Y
Bank and/or Savings and Loan obligations  Y         Y           Y         Y         Y          Y
Repurchase agreements                     Y         Y           Y         Y         Y          Y
Reverse repurchase agreements                                             Y         Y          Y
Warrants                                  Y                     Y         Y         Y          Y
Futures                                   Y                     Y         Y         Y          Y
Options                                   Y                     Y         Y         Y          Y
Foreign currencies                        Y                     Y         Y         Y          Y
Forward currency contracts                Y                     Y         Y         Y          Y
Borrowing money                           Y         Y           Y         Y         Y          Y
Lending of portfolio securities           Y         Y           Y         Y         Y          Y
Short sales                                         Y           Y         Y         Y          Y
Swap agreements                           Y
Extendable commercial notes
Wrap contracts
Indexed securities
Nationwide Contract

                                                            GVIT                        GVIT
                                              GVIT        Investor        GVIT        Investor        GVIT                   GVIT
                                            Investor    Destinations    Investor    Destinations    Investor    Nationwide  Equity
                                          Destinations   Moderately   Destinations   Moderately   Destinations  Strategic    500
TYPE OF INVESTMENT OR TECHNIQUE            Aggressive    Aggressive     Moderate    Conservative  Conservative    Value     Index
----------------------------------------  ------------  ------------  ------------  ------------  ------------  ----------  ------
Stripped mortgage-backed securities
Collateralized mortgage obligations       Y             Y             Y             Y             Y
Mortgage dollar rolls                     Y             Y             Y             Y             Y             Y
Asset-backed securities                   Y             Y             Y             Y             Y             Y
Bank and/or Savings and Loan obligations  Y             Y             Y             Y             Y             Y           Y
Repurchase agreements                     Y             Y             Y             Y             Y             Y           Y
Reverse repurchase agreements                                                                                   Y
Warrants                                                                                                        Y           Y
Futures                                   Y             Y             Y             Y             Y             Y           Y
Options                                   Y             Y             Y             Y             Y             Y           Y
Foreign currencies                        Y             Y             Y             Y             Y             Y           Y
Forward currency contracts                Y             Y             Y             Y             Y                         Y
Borrowing money                           Y             Y             Y             Y             Y             Y           Y
Lending of portfolio securities           Y             Y             Y             Y             Y             Y           Y
Short sales                               Y             Y             Y             Y             Y             Y           Y
Swap agreements                           Y             Y             Y             Y             Y
Extendable commercial notes               Y             Y             Y             Y             Y
Wrap contracts                            Y             Y             Y             Y             Y
Indexed securities                        Y             Y             Y             Y             Y
Nationwide Contract                       Y             Y             Y             Y             Y

                                                         Gartmore
                                                           GVIT
                                                           Mid
                                             Dreyfus       Cap
TYPE OF INVESTMENT OR TECHNIQUE           International   Growth
----------------------------------------  -------------  --------
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations  Y              Y
Repurchase agreements                     Y              Y
Reverse repurchase agreements
Warrants                                  Y              Y
Futures                                   Y              Y
Options                                   Y              Y
Foreign currencies                        Y              Y
Forward currency contracts                Y              Y
Borrowing money                           Y              Y
Lending of portfolio securities           Y              Y
Short sales                               Y              Y
Swap agreements
Extendable commercial notes
Wrap contracts
Indexed securities                                       Y
Nationwide Contract

DESCRIPTION  OF  PORTFOLIO  INSTRUMENTS  AND  INVESTMENT  POLICIES

THE GVIT INVESTOR DESTINATIONS FUNDS

     Each of the GVIT Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the GVIT Investor Destinations Funds discusses the investment objectives and strategies for each GVIT Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each GVIT Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the GVIT Investor Destinations Funds allocates its assets among the different Underlying Funds and - except for the GVIT Investor Destinations Aggressive Fund currently - the Nationwide contract (described more in detail below). Periodically, each GVIT Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in an GVIT Investor Destinations Fund's asset allocation.

     The following is a list of the mutual funds that are part of the Gartmore group of funds (the "Gartmore Funds") that the GVIT Investor Destinations Funds may currently invest in. This list may be updated from time to time and is currently supplemented with funds that are not part of the Gartmore Funds. As described below, Gartmore Mutual Fund Capital Trust ("GMF") has employed a subadviser for each of the index funds listed below. Each of the Underlying Funds which is a Gartmore Fund is described in the Statement of Additional Information for Gartmore Mutual Funds and its respective prospectus.

-     Nationwide  International  Index  Fund
-     Nationwide  Small  Cap  Index  Fund
-     Nationwide  Mid  Cap  Market  Index  Fund
-     Nationwide  Bond  Index  Fund
-     Nationwide  S&P  500  Index  Fund
-     Gartmore  Morley  Enhanced  Income  Fund
-     Gartmore  Money  Market  Fund

INFORMATION  CONCERNING  DURATION

     Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

     Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

     Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

     There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of to the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

     The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

DEBT  OBLIGATIONS

     Debt obligations are subject to the risk of an issuer's inability to make principal and interest payments, when due, on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into longer term securities (which tend to be more volatile in price).

     Ratings  as  Investment  Criteria.  High-quality,  medium-quality  and
     --------------------------------
non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of the Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

     Medium-Quality  Securities.  Certain  Funds  anticipate  investing  in
     ---------------------------
medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

     Lower  Quality  (High-Risk)  Securities. Non-investment grade debt or lower
     ----------------------------------------
quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch Investors Service, Inc. ("Fitch") ; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

     Effect  of  Interest  Rates  And  Economic  Changes.  All  interest-bearing
     ---------------------------------------------------
securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

     Payment  Expectations.  Lower-quality  and  comparable  unrated  securities
     ----------------------
typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

     Liquidity  and  Valuation.  A Fund may have difficulty disposing of certain
     --------------------------
lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

     U.S.  Government  Securities.  U.S.  government  securities  are  issued or
     ----------------------------
guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives;
- the Federal National Mortgage Association ("FNMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIPs do not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPs' purchase price and its face value.

     Mortgage  and Asset-Backed Securities. Mortgage-backed securities represent
     --------------------------------------
direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

     Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

     The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

     Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

     Collateralized  Mortgage  Obligations  ("CMOs") and Multiclass Pass-Through
     ---------------------------------------------------------------------------
Securities.  CMOs  are  debt  obligations  collateralized  by  mortgage loans or
-----------
mortgage pass-through securities. Other types of securities representing interests in a pool of mortgage loans are known as real estate mortgage investment conduits ("REMICs").

     Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. REMICs, which have elected to be treated as such under the Internal Revenue Code, as amended (the "Code"), are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     The issuer of a CMO will assemble a package of traditional mortgage pass-through securities, or actual mortgage loans, and use them as collateral for a multi-class security known as a CMO. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the

Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

     Stripped  Mortgage  Securities. Stripped mortgage securities are derivative
     -------------------------------
multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

     Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

     In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

     A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

     Money  Market  Instruments.  Money  market  instruments  may  include  the
     ---------------------------
following  types  of  instruments:

     -- obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

     -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

     -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

     --   repurchase  agreements;

     --   bank  and  savings  and  loan  obligations;

     -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

     -- high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

     -- bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

     -- extendable commercial notes, which are obligations underwritten by Goldman Sachs, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 390 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes are considered illiquid and each of the Gartmore GVIT Money Market Fund and the Gartmore GVIT Money Market Fund II will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.

WRAP  CONTRACTS

     The Gartmore Morley Enhanced Income Fund (the "Enhanced Income Fund"), one of the Underlying Funds for the GVIT Investor Destinations Funds, may cover certain of its assets with wrap contracts in order to reduce the volatility of the Enhanced Income Fund's NAV. A wrap contract is a contract between the Enhanced Income Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Enhanced Income Fund expects to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Fund's wrap contracts will vary inversely with the value of its respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of the Enhanced Income Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of the Enhanced Income Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of the Enhanced Income Fund.

     The Enhanced Income Fund will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Fund. Wrap contracts obligate wrap providers to make certain payments to a Fund in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Enhanced Income Fund to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of
(i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

     The Enhanced Income Fund will normally hold one to three percent of its assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Enhanced Income Fund to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Enhanced Income Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Enhanced Income Fund would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after the Enhanced Income
Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

     Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Enhanced Income Fund will be consistent with its investment objectives and policies as set forth in the Prospectus and its SAI, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if the Enhanced Income Fund changes its investment objectives, policies and restrictions as set forth in its Prospectus and SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, the Enhanced Income Fund may not be able successfully to replace contract coverage with another provider.

     Wrap contracts may mature on specified dates and may be terminable upon notice by the Enhanced Income Fund or in the event of a default by the Enhanced Income Fund or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Enhanced Income Fund or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Fund may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

     Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Enhanced Income Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by the Enhanced Income Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

     Risks Associated with Wrap Contracts. The Enhanced Income Fund expects that
     --------------------------------------
will utilize wrap contracts to maintain some of the Fund's assets at stable book it value. However, there are certain risks associated with the use of wrap contracts that could impair the Fund's ability to achieve this objective.

     If a wrap contract matures or terminates, the Enhanced Income Fund may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Fund may be required to reduce its NAV accordingly. Likewise, if the market value of the covered assets is greater than their book value, the Enhanced Income Fund's NAV may increase. In either case, fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Enhanced Income Fund may be negatively affected.

     The Enhanced Income Fund's Board of Trustees has established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets.

     Wrap Contracts do not protect the Enhanced Income Fund from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event the Enhanced Income Fund may experience a decrease in NAV.

     Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Enhanced Income Fund may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of the Enhanced Income Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Enhanced Income Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of the Enhanced Income Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.

REPURCHASE  AGREEMENTS

     In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.
Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

WHEN-ISSUED  SECURITIES  AND  DELAYED-DELIVERY  TRANSACTIONS

     When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

     When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.
Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

LIMITED  LIABILITY  COMPANIES

     Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

LENDING  PORTFOLIO  SECURITIES

     A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INDEXED SECURITIES

     Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.

SMALL  COMPANY  AND  EMERGING  GROWTH  STOCKS

     Investing in securities of small-sized, including micro-capitalization companies, and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

SPECIAL  SITUATION  COMPANIES

     "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadvisers of such Funds believe, however, that if the adviser or subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

FOREIGN  SECURITIES

     Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

     Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

     Investment  in  Companies  in  Developing  or  Emerging  Market  Countries.
     --------------------------------------------------------------------------
Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the

Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     Depositary  Receipts. A Fund may invest in foreign securities by purchasing
     ---------------------
depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

     A Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

     A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

     Eurodollar  and  Yankee  Obligations.  Eurodollar  bank  obligations  are
     -------------------------------------
dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

     Conversion  to  the  Euro.  The  Fund  may  be  adversely  affected  by the
     -------------------------
conversion of certain European currencies into the Euro. This conversion, which is currently being implemented in stages, is scheduled to be completed in the year 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

     Foreign  Sovereign  Debt.  Certain  Funds  may  invest  in  sovereign  debt
     -------------------------
obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN  COMMERCIAL  PAPER

     A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

EXTENDABLE COMMERCIAL NOTES

     The Gartmore GVIT Money Market Fund, the Gartmore GVIT Money Market Fund II and the Gartmore Money Market Fund (as an Underlying Fund for the GVIT Investor Destinations Funds) may invest in extendable commercial notes (ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 390 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

     The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. A Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

BRADY  BONDS

     Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds." Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. If an issuer defaults with respect to collateralized Brady Bonds and as a result the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

REAL  ESTATE  SECURITIES

     Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

CONVERTIBLE  SECURITIES

     Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged.
Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

     Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

     A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly
Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

     Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

     An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

     Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

WARRANTS

     Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

PREFERRED  STOCK

     Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

SHORT  SELLING  OF  SECURITIES

     In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     A Fund may engage in short sales, subject to certain tax restrictions, if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

RESTRICTED,  NON-PUBLICLY  TRADED  AND  ILLIQUID  SECURITIES

     A Fund may not invest more than 15% (10% for the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

     A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The applicable subadviser or the adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Private  Placement  Commercial  Paper. Commercial paper eligible for resale
     -------------------------------------
under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.

     Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

BORROWING

     A Fund may borrow money from banks, limited by each Fund's fundamental investment restriction (generally, 331/3% of its total assets (including the amount borrowed)), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets. Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

DERIVATIVE  INSTRUMENTS

     A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

     Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

     The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

     Special  Risks of Derivative Instruments. The use of derivative instruments
     ----------------------------------------
involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

     (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

     (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

     Options.  A  Fund  may purchase or write put and call options on securities
     --------
and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Spread  Transactions.  A  Fund  may  purchase  covered  spread options from
     ---------------------
securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

     Futures  Contracts.  A  Fund  may  enter  into futures contracts, including
     -------------------
interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

     A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.
These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     Swap  Agreements.  A  Fund  may enter into interest rate, securities index,
     -----------------
commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. "Total return swaps" are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Structured Products. One common type of security is a "structured" product.
     --------------------
Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

     With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

     Foreign  Currency-Related Derivative Strategies - Special Considerations. A
     -------------------------------------------------------------------------
Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund's adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

     Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD  CURRENCY  CONTRACTS

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

     At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Currency  Hedging. While the values of forward currency contracts, currency
     ------------------
options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

     A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

     A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in the case of the Gartmore GVIT Worldwide Leaders Fund, to adjust its currency exposure relative to its benchmark, the MSCI World Equity Index. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

FLOATING  AND  VARIABLE  RATE  INSTRUMENTS

     Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

     Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

     Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.

SECURITIES  OF  INVESTMENT  COMPANIES

     As permitted by the 1940 Act, a Fund may invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the GVIT Investor Destinations Funds may invest up to 100% of its assets in other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

SPDRS AND OTHER EXCHANGE TRADED FUNDS

     A Fund may invest in Standard & Poor's Depository Receipts ("SPDRs") and in shares of other exchange traded funds (collectively, "ETFs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

     ETF's, including SPDRs, are not actively managed. Rather, an ETF's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF's price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

BANK  OBLIGATIONS

     Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

     Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

     Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN  PARTICIPATIONS  AND  ASSIGNMENTS

     Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

     A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

     In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE  DOLLAR  ROLLS  AND  REVERSE  REPURCHASE  AGREEMENTS

     A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered borrowings by the Funds. (See "Borrowing")

     Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

     Each of the GVIT Investor Destinations Funds (except the GVIT Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, GMF believes that the stable nature of the Nationwide Contract should reduce a GVIT Investor Destinations Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

TEMPORARY  DEFENSIVE  POSITIONS

     In response to economic, political or unusual market conditions, each Fund, except for the Dreyfus GVIT Mid Cap Index Fund, may invest up to 100% of its assets in cash or money market obligations. In addition, a Fund may have, from time to time, significant cash positions until suitable investment opportunities are available.

INVESTMENT  RESTRICTIONS

     The following are fundamental investment restrictions for each of the Funds which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

Each  of  the  Funds:

- May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

- May not act as an underwriter of another issuer's securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

In addition, each Fund, except GVIT Small Company Fund, Strong GVIT Mid Cap Growth Fund, Gartmore GVIT Global Health Sciences Fund, Turner GVIT Growth Focus Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT Asia Pacific Leaders Fund, Gartmore GVIT European Leaders Fund, Gartmore GVIT U.S. Growth Leaders Fund, Gartmore GVIT Worldwide Leaders Fund, Gartmore GVIT Nationwide Leaders Fund, GVIT Equity 500 Index Fund and each of the GVIT Investor Destinations Funds:

- May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each of the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

Each Fund, except for Gartmore GVIT Global Health Sciences Fund, Gartmore GVIT OTC Fund, Gartmore GVIT Global Utilities Fund, Gartmore GVIT Global Financial Services Fund, Gartmore GVIT U.S. Growth Leaders Fund and the GVIT Investor Destinations Funds:

- May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

For each of the Gartmore GVIT Growth Fund, Gartmore GVIT Total Return Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II:

No  Fund  may:

- Purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.

For  the  GVIT  Investor  Destinations  Funds:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

For  the  GVIT  Equity  500  Index  Fund:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, the Fund may invest more than 25% of its total assets in securities of issuers in that industry.

     The following are the NON-FUNDAMENTAL operating policies of each of the Funds, except Gartmore GVIT Total Return Fund, Gartmore GVIT Growth Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each  Fund  may  not:

- Sell securities short (except for the Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Dreyfus GVIT Mid Cap Index Fund, Gartmore GVIT U.S. Growth Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund may only sell securities short in accordance with the description contained in their respective Prospectuses or in this SAI.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

- Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 331/3% of the Fund's total assets at the time of the borrowing or investment.

     The following are the NON-FUNDAMENTAL operating policies of the Gartmore GVIT Growth Fund, Gartmore GVIT Total Return Fund, Gartmore GVIT Government Bond Fund, Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER
APPROVAL:

No  such  Fund  may:

-    Make  short  sales  of  securities.

- Purchase or otherwise acquire any other securities if, as a result, more than 15% (10% with respect to the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.

     The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

     In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund's holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund's total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

PORTFOLIO  TURNOVER

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The portfolio turnover rate for the years ended December 31, 2001 and 2000 were as follows:

---------------------------------------------------------------------
   FUND                                             2001      2000
---------------------------------------------------------------------
Gartmore GVIT Nationwide Leaders Fund(1)              0.00%      N/A
---------------------------------------------------------------------
Gartmore GVIT U.S. Growth Leaders Fund(1)             9.71%      N/A
---------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund(2)             128.06%  184.98%
---------------------------------------------------------------------
Gartmore GVIT International Growth Fund(3, 13)      245.96%   93.02%
---------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund(3, 13)          140.18%   43.33%
---------------------------------------------------------------------
Gartmore GVIT Global Technology
 and Communications Fund(4, 5, 13)                  894.05%  305.36%
---------------------------------------------------------------------
Gartmore GVIT Global Financial Services Fund(6)       0.00%      N/A
---------------------------------------------------------------------
Gartmore GVIT Global Utilities Fund(6)                0.00%      N/A
---------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund(7, 14)    892.96%    0.00%
---------------------------------------------------------------------
Gartmore GVIT Total Return Fund(8)                   58.36%  148.28%
---------------------------------------------------------------------
Gartmore GVIT Growth Fund(9)                        227.28%  205.34%
---------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                   55.80%   75.91%
---------------------------------------------------------------------
GVIT Small Cap Value Fund                           164.87%  181.85%
---------------------------------------------------------------------
GVIT Small Company Fund                             135.90%  163.66%
---------------------------------------------------------------------
GVIT Small Cap Growth Fund                          124.61%  182.48%
---------------------------------------------------------------------
Turner GVIT Growth Focus Fund(4, 10, 13)          1,256.23%  867.40%
---------------------------------------------------------------------
Comstock GVIT Value Fund                            127.03%   72.32%
---------------------------------------------------------------------
Federated GVIT High Income Bond Fund                 31.64%   18.12%
---------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                      181.89%  252.43%
---------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                      28.43%   83.45%
---------------------------------------------------------------------
Strong GVIT Mid Cap Growth Fund                     635.03%  632.95%
---------------------------------------------------------------------
MAS GVIT Multi Sector Bond Fund                     340.77%  399.03%
---------------------------------------------------------------------

---------------------------------------------------------------------
       FUND                                           2001     2000
---------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Aggressive Fund(11)                                  10.90%      N/A
---------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund(11)                       11.10%      N/A
---------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderate Fund(11)                                     0.74%      N/A
---------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Conservative Fund(11)                      0.60%      N/A
---------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Conservative Fund(11)                                 0.40%      N/A
---------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund(14)            154.96%   78.80%
---------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(12)                   N/A      N/A
---------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(12)           N/A      N/A
---------------------------------------------------------------------
Gartmore GVIT OTC Fund(12)                              N/A      N/A
=====================================================================
Gartmore GVIT European Leaders Fund(12)                 N/A      N/A
---------------------------------------------------------------------
Gartmore GVIT Asia Pacific Leaders Fund(12)             N/A      N/A
---------------------------------------------------------------------
GVIT Equity 500 Index Fund(12)                          N/A      N/A
=====================================================================
Dreyfus GVIT International Value Fund(12)               N/A      N/A
---------------------------------------------------------------------
Gartmore GVIT Mid Cap Growth Fund(12)                   N/A      N/A
---------------------------------------------------------------------

1.   The  Funds  commenced  operations  on  December  31,  2001.
2. The portfolio turnover for the Fund was significantly higher during the fiscal year ended December 31, 2000 due to a change in investment strategy. Prior to May 1, 2000, the Fund was managed as a global equity fund and has a more diversified investment strategy.
3.   The  Funds  commenced  operations  on  August  30,  2000.
4.   The  Funds  commenced  operations  on  June  30,  2000.
5. It is anticipated that the portfolio turnover for the Fund will decrease over the upcoming year and will normally be about 200%.
6.   The  Funds  commenced  operations  on  December  28,  2001.
7.   The  Fund  commenced  operations  on  December  29,  2000.
8. The portfolio turnover for the Fund was significantly higher during the fiscal year ended December 31, 2000 due to a change in portfolio managers and a significant reconfiguration of the Fund's portfolio.
9. The portfolio turnover for the Fund increased significantly during the fiscal year ended December 31, 2000 due to a change in portfolio managers and a strategy to increase diversification in the portfolio.
10. It is anticipated that the portfolio turnover for the Fund will continue at a high rate during the fiscal year ending December 31, 2002, as the subadviser may engage in active and frequent trading of securities if doing so is in the best interest of the Fund.
11.  The  Funds  commenced  operations  on  December  14,  2001.
12.  The  Fund  has  not  yet  commenced  operations.

13. The portfolio turnover for the Fund was significantly higher during the fiscal year end December 31, 2001 due to an increase in frequent, short-term exchange activity (to profit from day to day fluctuations in a Fund's share price). In an effort to reduce these activities, the Fund has added a short-term trading fee to Class III shares.
14. The portfolio turnover for the Fund was higher during the fiscal year end December 31, 2001 due to market conditions.

     High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of the Fund.

INSURANCE  LAW  RESTRICTIONS

     In connection with the Trust's agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, GMF and Gartmore Global Asset Management Trust ("GGAMT") (collectively, the "Advisers) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Advisers may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR  SHAREHOLDERS

As of August 1, 2002, separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company had shared voting and investment power over the following Funds:

                                                                                   PERCENTAGE OF
                                                                   NO. OF          FUND'S TOTAL
FUND/CLASS                                                         SHARES          ASSETS
-----------------------------------------------------------------  --------------  ------------
Comstock GVIT Value Fund - Class I                                      9,818,572         96.88
Dreyfus GVIT Mid Cap Index Fund - Class I                              76,367,385         94.75
Federated GVIT High Income Bond Fund - Class I                         37,492,316         93.77
Gartmore GVIT Emerging Markets Fund - Class I                           8,188,460         96.88
Gartmore GVIT Global Financial Services Fund - Class I                  16,401.03        100.00
Gartmore GVIT Global Financial Services Fund - Class III               745,928.40         98.61
Gartmore GVIT Global Health Sciences Fund - Class I                     21,620.22         97.86
Gartmore GVIT Global Health Sciences Fund - Class III                1,767,236.70        100.00
Gartmore GVIT Global Technology And Communications Fund - Class I      13,899,824         95.90
Gartmore GVIT Global Utilities Fund - Class I                           1,639.804        100.00
Gartmore GVIT Global Utilities Fund - Class III                        734,856.40         96.06
Gartmore GVIT Government Bond Fund - Class I                       436,797,729.30         87.70
Gartmore GVIT Growth Fund Class I                                      88,473,363         91.05
Gartmore GVIT International Growth Fund - Class I                       4,350,435         96.75
Gartmore GVIT Investor Destinations Conservative Fund                  14,570,772         96.23
Gartmore GVIT Investor Destinations Aggressive Fund                  4,110,628.50         98.21
Gartmore GVIT Investor Destinations Moderate Fund                      18,889,251         96.42
Gartmore GVIT Investor Destinations Moderately Aggressive Fund          9,471,321         92.51
Gartmore GVIT Investor Destinations Moderately Conservative Fund       11,806,989         93.73
Gartmore GVIT Money Market Fund - Class I                           9,252,890,733         89.45


                                       56

                                                                                   PERCENTAGE OF
                                                                   NO. OF          FUND'S TOTAL
FUND/CLASS                                                         SHARES          ASSETS
-----------------------------------------------------------------  --------------  ------------

Gartmore GVIT Money Market Fund II                                    158,317,850        100.00
Gartmore GVIT Nationwide Leaders - Class I                              69,695.61         99.79
Gartmore GVIT Nationwide Leaders - Class III                            3,231,828         98.58
Gartmore GVIT Total Return Fund - Class I                             645,582,304         84.04
Gartmore GVIT U.S. Growth Leaders - Class I                             2,128.646        100.00
Gartmore GVIT U.S. Growth Leaders - Class III                        1,341,421.40         98.82
Gartmore GVIT Worldwide Leaders Fund - Class I                          8,667,174         93.69
GVIT Small Cap Growth Fund - Class I                                   28,924,563         94.61
GVIT Small Cap Value Fund - Class I                                   203,575,914         93.52
GVIT Small Company Fund - Class I                                     150,651,588         89.81
J.P. Morgan GVIT Balanced Fund - Class I                               17,117,147         97.72
MAS GVIT Multi Sector Bond Fund - Class I                              62,794,110         98.12
Nationwide GVIT Strategic Value Fund - Class I                          6,130,944         95.98
Strong GVIT Mid Cap Index Fund - Class I                               39,261,720         95.82
Turner GVIT Growth Focus Fund - Class I                                10,466,512         97.17

     As of May 1, 2001, all of the current shares of the Funds were designated Class I shares. At the same time, certain Funds made Class II shares available. In December of 2001, certain Funds made Class III shares available. In October of 2002, the Gartmore GVIT Money Market Fund will make Class V shares available. Class IV shares, assuming shareholder approval by the shareholders of the Market Street Fund, will be sold to separate accounts of Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America and Nationwide Life Insurance Company of Vermont. Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 are wholly owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     As of August 1, 2002 the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

TRUSTEES  AND  OFFICERS  OF  THE  TRUST

MANAGEMENT INFORMATION

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS

------------------------  ------------  ---------------  --------------------------------  --------------  -------------
          (1)                 (2)             (3)                      (4)                      (5)             (6)
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
  NAME, ADDRESS, AND      POSITION(S)       TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF         OTHER
         AGE               HELD WITH      OFFICE WITH          DURING PAST 5 YEARS         PORTFOLIOS IN   DIRECTORSHIPS
                              FUND          TRUST-                                              FUND          HELD BY
                                           LENGTH OF                                          COMPLEX        TRUSTEE(2)
                                             TIME                                           OVERSEEN BY
                                           SERVED(1)                                          TRUSTEE
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Charles E. Allen,         Trustee         Since          Mr. Allen is Chairman, Chief                 81   None
                                        July 2000        Executive Officer and
8162 E. Jefferson Ave.,                                  President of Graimark Realty
#15B                                                     Advisors, Inc. (real estate
Detroit, MI 48214                                        development, investment and
                                                         asset management).
Age 54

Paula H.J. Cholmondeley   Trustee         Since          Ms. Cholmondeley is Vice                     81   None
                                        July 2000        President and General
c/o Sappi Fine Paper                                     Manager of Special Products
225 Franklin Street                                      at Sappi Fine Paper North
Boston, MA 02110                                         America. Prior to 1998, she
                                                         held various positions with
Age 54                                                   Owens Corning, including
                                                         Vice President and General
                                                         Manager of the Residential
                                                         Insulation Division (1997 to
                                                         1998), President of the
                                                         MIRAFLEX Fibers Division
                                                         (1994 to 1997).

C. Brent DeVore           Trustee        Since           Dr. DeVore is President of                   81   None
                                        May 1998         Otterbein College.
111 N. West Street
Westerville, OH 43081

Age 61


                                       58

------------------------  ------------  ---------------  --------------------------------  --------------  -------------
          (1)                 (2)             (3)                      (4)                      (5)             (6)
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
  NAME, ADDRESS, AND      POSITION(S)       TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF         OTHER
         AGE               HELD WITH      OFFICE WITH          DURING PAST 5 YEARS         PORTFOLIOS IN   DIRECTORSHIPS
                              FUND          TRUST-                                              FUND          HELD BY
                                           LENGTH OF                                          COMPLEX        TRUSTEE(2)
                                             TIME                                           OVERSEEN BY
                                           SERVED(1)                                          TRUSTEE
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Robert M. Duncan          Trustee         Since          Since 1999, Mr. Duncan has                   81   None
                                        April 1997       worked as an arbitration and
1397 Haddon Road                                         mediation consultant.  From
Columbus, OH 43209                                       1996 to 1999, he was
                                                         Commissioner of the Ohio
Age 74                                                   Elections Commission.


                                       59

------------------------  ------------  ---------------  --------------------------------  --------------  -------------
          (1)                 (2)             (3)                      (4)                      (5)             (6)
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
  NAME, ADDRESS, AND      POSITION(S)       TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF         OTHER
         AGE               HELD WITH      OFFICE WITH          DURING PAST 5 YEARS         PORTFOLIOS IN   DIRECTORSHIPS
                              FUND          TRUST-                                              FUND          HELD BY
                                           LENGTH OF                                          COMPLEX        TRUSTEE(2)
                                             TIME                                           OVERSEEN BY
                                           SERVED(1)                                          TRUSTEE
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Barbara L. Hennigar       Trustee           Since        Retired; Ms. Hennigar is the                 81   None
                                          July 2000      former Chairman of
6363 So. Sicily Way                                      OppenheimerFunds Services
Aurora, CO 80016                                         and Shareholder Services
                                                         Inc. Ms. Hennigar held this
Age 66                                                   position from October 1999
                                                         to June, 2000.  Prior to that,
                                                         she served as President and
                                                         Chief Executive Officer of
                                                         OppenheimerFunds Services.
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Thomas J. Kerr, IV        Trustee         Since          Dr. Kerr is President                        81   None
                                        June 1981        Emeritus of Kendall College.
4890 Smoketalk Lane
Westerville, OH 43081

Age 68
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Douglas F. Kridler        Trustee           Since        Mr. Kridler is the President                 81   None
                                        September 1997   and Chief Executive Officer
2355 Brixton Road                                        of the Columbus Foundation.
Columbus, OH 43221                                       Prior to January 31, 2002,
                                                         Mr. Kridler was the President
Age 46                                                   of the Columbus Association
                                                         for the Performing Arts and
                                                         Chairman of the Greater
                                                         Columbus Convention and
                                                         Visitors Bureau.
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
David C. Wetmore          Trustee        Since           Mr. Wetmore is the                         81(3)  None
                                        May 1998         Managing Director of Updata
26 Turnbridge Drive                                      Capital, Inc., a venture
Long Cove Plantation                                     capital firm.
Hilton Head, SC 29928

Age 53
------------------------  ------------  ---------------  --------------------------------  --------------  -------------

1     The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

2     Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the
      "Exchange Act") or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

3     Mr. Wetmore serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The
      AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore
      SA Capital Trust ("GSA").


                                       60

              TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

------------------------  ------------  ---------------  --------------------------------  --------------  -------------
          (1)                 (2)             (3)                      (4)                      (5)             (6)
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
  NAME, ADDRESS, AND      POSITION(S)       TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF         OTHER
         AGE               HELD WITH      OFFICE WITH          DURING PAST 5 YEARS         PORTFOLIOS IN   DIRECTORSHIPS
                              FUND          TRUST-                                              FUND          HELD BY
                                           LENGTH OF                                          COMPLEX        TRUSTEE(2)
                                             TIME                                           OVERSEEN BY
                                           SERVED(1)                                          TRUSTEE
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Joseph J. Gasper          Trustee and   Since            Mr. Gasper is a Director,                    81   None
                          Chairman      September 1997   President and Chief Operating
Nationwide Insurance                                     Officer of Nationwide
One Nationwide Plaza                                     Financial Services, Inc.*
1-37-06                                                  (since December 1996) and of
Columbus, OH 43215                                       Nationwide Life and Annuity
                                                         Insurance Company* and
Age 59                                                   Nationwide Life Insurance
                                                         Company* (since April 1996).
                                                         Mr. Gasper is also Vice
                                                         Chairman of the Board of
                                                         Directors of the managing
                                                         unitholder of GGAMT* and
                                                         GMF.*
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Paul J. Hondros           Trustee         Since          Mr. Hondros is President and                 81   None
                                        July 2000        Chief Executive Officer of
Gartmore Global                                          Gartmore Distribution
Investments, Inc.                                        Services, Inc.*, Gartmore
1200 River Road,                                         Investor Services, Inc.*,
Conshohocken, PA                                         Gartmore Morley Capital
19428                                                    Management, Inc.*, Gartmore
                                                         Morley Financial Services,
Age 53                                                   Inc.,* NorthPointe Capital,
                                                         LLC*,  GGAMT*, GGI*,
                                                         GMF*,and GSA* and a
                                                         Director of Nationwide
                                                         Securities, Inc.* as well as
                                                         several entities within
                                                         Nationwide Financial
                                                         Services, Inc.* He is also an
                                                         Administrative Committee
                                                         Member for The AlphaGen
                                                         Caelum Fund LLC,  The
                                                         AlphaGen Caelum Fund LDC,
                                                         The Healthcare Fund LLC and
                                                         The Healthcare Fund LDC
                                                         (four hedge funds managed by
                                                         GSA*). Prior to that, Mr.
                                                         Hondros served as President
                                                         and Chief Operations Officer
                                                         of Pilgrim Baxter and
                                                         Associates, Ltd., an invest-
                                                         ment management firm, and
                                                         its affiliated investment
                                                         management arm, Pilgrim
                                                         Baxter Value Investors, Inc.
                                                         and as Executive Vice
                                                         President to the PBHG Funds,
                                                         PBHG Insurance Series Funds
                                                         and PBHG Adviser Funds.


                                       61

------------------------  ------------  ---------------  --------------------------------  --------------  -------------
          (1)                 (2)             (3)                      (4)                      (5)             (6)
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
  NAME, ADDRESS, AND      POSITION(S)       TERM OF          PRINCIPAL OCCUPATION(S)         NUMBER OF         OTHER
         AGE               HELD WITH      OFFICE WITH          DURING PAST 5 YEARS         PORTFOLIOS IN   DIRECTORSHIPS
                              FUND          TRUST-                                              FUND          HELD BY
                                           LENGTH OF                                          COMPLEX        TRUSTEE(2)
                                             TIME                                           OVERSEEN BY
                                           SERVED(1)                                          TRUSTEE
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Arden L. Shisler          Trustee            Since       Mr. Shisler is President and                 81   None
                                         February 2000   Chief Executive Officer of
1356 North Wenger Rd.                                    K&B Transport, Inc., a
Dalton, OH 44618                                         trucking firm, Chairman of the
                                                         Board for Nationwide Mutual
Age 60                                                   Insurance Company* and a
                                                         Director of Nationwide
                                                         Financial Services, Inc.*
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Gerald J. Holland         Treasurer        Since         Mr. Holland is Senior Vice                   81   None
                                         March 2001      President - Chief Admin-
Gartmore Global                                          istrative Officer for GGI*,
Investments, Inc.                                        GMF* and GSA.*  He is also
1200 River Road,                                         Assistant Treasurer to the
Conshohocken, PA                                         Funds. From July 2000 to
19428                                                    March 2002 he was Senior
                                                         Vice President - Operations
Age 51                                                   for GGI, GMF and GSA. Prior
                                                         to July 2000, he was Vice
                                                         President for First Data
                                                         Investor Services, an invest-
                                                         ment company service
                                                         provider.
------------------------  ------------  ---------------  --------------------------------  --------------  -------------
Kevin S. Crossett         Secretary         Since        Mr. Crossett is Vice President,              81   None
                                        December 2000    Associate General Counsel for
Gartmore Global                                          GGI,* GMF,* GSA,*
Investments, Inc.                                        Nationwide Financial
1200 River Road                                          Services, Inc.* and other
Conshohocken, PA                                         Nationwide Insurance
19428                                                    entities.* From June 2000 to
                                                         December 2000, he was
Age 41                                                   Assistant Secretary to the
                                                         Funds.*  Prior to 1999, he was
                                                         Vice President, Senior
                                                         Counsel and Director of
                                                         Compliance for Merrill
                                                         Lynch, Pierce, Fenner &
                                                         Smith, Inc.
------------------------  ------------  ---------------  --------------------------------  --------------  -------------

1     The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

2     Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

*     This position is held with an affiliated person or principal underwriter of the Funds.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

BOARD OF TRUSTEE COMMITTEES

     The Board of Trustees has four standing committees: Audit, Pricing and Valuation, Nominating and Board Governance and Performance Information Committee.

     The purposes of the Audit Committee are to: (a) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers;
(b) oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; (c) ascertain the independence of the Trust's independent auditors; and (d) act as a liaison between the Trust's independent auditors and the Board. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust's shareholders. This Committee met two times during the past fiscal year and consists of the following Trustees, Mr. Allen, Ms. Cholmondeley and Mr. Wetmore, each of whom must have a working knowledge of basic finance and accounting matters and not be interested persons of the Trust, as defined in the 1940 Act.

     The purposes of the Pricing and Valuation Committee are to (a) oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met four times during the past fiscal year and consists of the following Trustees, Ms. Hennigar, Mr. Kridler and Mr. Shisler.

     The Nominating and Board Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board's effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust's principal service providers are evaluated); (4) periodic review of Trustee compensation; (5) review of the responsibilities and composition of each Board committee, as necessary; (6) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust's management. The Nominating and Board Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met four times during the past fiscal year and consists of the following Trustees: Dr. DeVore, Mr. Duncan and

Dr. Kerr, each of whom is not an interested person of the Trust, as defined in the 1940 Act. The Nominating and Board Governance Committee generally does not consider nominees recommended by shareholders of the Funds.

     The functions of the Performance Information Committee are 1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes and 2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change. This Committee was organized in September 2002 and shall meet as necessary. Ms. Hennigar, Mr. Allen and Mr. Kridler are the members of the committee.

OWNERSHIP OF SHARES OF GARTMORE FUNDS*

--------------------  ----------------------------------  ---------------------------------
         (1)                         (2)                                 (3)
--------------------  ----------------------------------  ---------------------------------
   NAME OF TRUSTEE    DOLLAR RANGE OF EQUITY SECURITIES    AGGREGATE DOLLAR RANGE OF EQUITY
                         AND/OR SHARES IN THE FUNDS**      SECURITIES AND/OR SHARES IN ALL
                                                           REGISTERED INVESTMENT COMPANIES
                                                           OVERSEEN BY TRUSTEE IN FAMILY OF
                                                                 INVESTMENT COMPANIES
--------------------  ----------------------------------  ---------------------------------
Charles E. Allen,                     NONE                                   $  1 - $10,000
--------------------  ----------------------------------  ---------------------------------
Paula H.J.                            NONE                                             NONE
Cholmondeley
--------------------  ----------------------------------  ---------------------------------
C. Brent DeVore                       NONE                                    OVER $100,000
--------------------  ----------------------------------  ---------------------------------
Robert M. Duncan                      NONE                                    OVER $100,000
--------------------  ----------------------------------  ---------------------------------
Barbara L. Hennigar                   NONE                                   $  1 - $10,000
--------------------  ----------------------------------  ---------------------------------
Thomas J. Kerr, IV                    NONE                                    OVER $100,000
--------------------  ----------------------------------  ---------------------------------
Douglas F. Kridler                    NONE                               $ 10,001 - $50,000
--------------------  ----------------------------------  ---------------------------------
David C. Wetmore                      NONE                                    OVER $100,000
--------------------  ----------------------------------  ---------------------------------
Joseph J. Gasper                 OVER $100,000                                OVER $100,000
--------------------  ----------------------------------  ---------------------------------
Paul J. Hondros                      NONE                                     OVER $100,000
--------------------  ----------------------------------  ---------------------------------
Arden L. Shisler                 OVER $100,000                                OVER $100,000
--------------------  ----------------------------------  ---------------------------------

*    As of December 31, 2001.
** Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts. Individual investors are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares.

OWNERSHIP IN THE FUND'S INVESTMENT ADVISERS OR DISTRIBUTOR*, **

         TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

--------------------  --------------  --------  ------------------  -----------  ----------------
        (1)                (2)          (3)            (4)              (5)             (6)
--------------------  --------------  --------  ------------------  -----------  ----------------
  NAME OF TRUSTEE        NAME OF      NAME OF   TITLE OF CLASS OF    VALUE OF    PERCENT OF CLASS
                        OWNERS AND    COMPANY        SECURITY       SECURITIES
                      RELATIONSHIPS
                        TO TRUSTEE
--------------------  --------------  --------  ------------------  -----------  ----------------
Charles E. Allen            N/A         N/A            N/A              NONE           N/A
--------------------  --------------  --------  ------------------  -----------  ----------------
Paula H.J.                  N/A         N/A            N/A              NONE           N/A
Cholmondeley
--------------------  --------------  --------  ------------------  -----------  ----------------
C. Brent DeVore             N/A         N/A            N/A              NONE           N/A
--------------------  --------------  --------  ------------------  -----------  ----------------
Robert M. Duncan            N/A         N/A            N/A              NONE           N/A
--------------------  --------------  --------  ------------------  -----------  ----------------
Barbara L. Hennigar         N/A         N/A            N/A              NONE           N/A
--------------------  --------------  --------  ------------------  -----------  ----------------
Thomas J. Kerr, IV          N/A         N/A            N/A              NONE           N/A
--------------------  --------------  --------  ------------------  -----------  ----------------
Douglas F. Kridler          N/A         N/A            N/A              NONE           N/A
--------------------  --------------  --------  ------------------  -----------  ----------------
David C. Wetmore            N/A         N/A            N/A              NONE           N/A
--------------------  --------------  --------  ------------------  -----------  ----------------

*    As of December 31, 2001.

** Or any company, other than an investment company, that controls a Fund's adviser or distributor.

COMPENSATION OF TRUSTEES

     All Trustees and Officers of the Trust, as a group, own less than 1% of its outstanding shares.

     The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Each Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended December 31, 2001. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Gartmore Funds for the fiscal year ended December 31, 2001. Trust officers receive no compensation from the Trust in their capacity as officers.

--------------------  ----------------  --------------  ----------------  -------------------
        (1)                 (2)              (3)              (4)                 (5)
--------------------  ----------------  --------------  ----------------  -------------------
   NAME OF TRUSTEE      AGGREGATE         PENSION         ESTIMATED       TOTAL COMPENSATION
                        COMPENSATION      RETIREMENT    ANNUAL BENEFITS     FOR THE COMPLEX*
                       FROM THE TRUST      BENEFITS           UPON
                                          ACCRUED AS       RETIREMENT
                                        PART OF TRUST
                                           EXPENSES
--------------------  ----------------  --------------  ----------------  -------------------
Charles E. Allen      $        19,500           - 0 -             - 0 -   $            39,000
--------------------  ----------------  --------------  ----------------  -------------------
Paula H.J.            $        19,000           - 0 -             - 0 -   $            38,000
Cholmondeley
--------------------  ----------------  --------------  ----------------  -------------------
C. Brent DeVore       $        20,000           - 0 -             - 0 -   $            40,000
--------------------  ----------------  --------------  ----------------  -------------------
Robert M. Duncan      $        24,668           - 0 -             - 0 -   $            48,000
--------------------  ----------------  --------------  ----------------  -------------------
Joseph J. Gasper**              - 0 -           - 0 -             - 0 -                 - 0 -
--------------------  ----------------  --------------  ----------------  -------------------
Barbara L. Hennigar   $        20,000           - 0 -             - 0 -   $            40,000
--------------------  ----------------  --------------  ----------------  -------------------
Paul J. Hondros**               - 0 -           - 0 -             - 0 -                 - 0 -
--------------------  ----------------  --------------  ----------------  -------------------
Thomas J. Kerr, IV    $        20,000           - 0 -             - 0 -   $            40,000
--------------------  ----------------  --------------  ----------------  -------------------
Douglas F. Kridler    $        21,000           - 0 -             - 0 -   $            42,000
--------------------  ----------------  --------------  ----------------  -------------------
Arden L. Shisler      $        18,500           - 0 -             - 0 -   $            37,000
--------------------  ----------------  --------------  ----------------  -------------------
David C. Wetmore      $        21,000           - 0 -             - 0 -   $            42,000
--------------------  ----------------  --------------  ----------------  -------------------

* On December 31, 2001, the Fund Complex included two trusts comprised of 77 investment company funds or series.

**   Do not receive compensation for meeting attendance.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

PERFORMANCE  ADVERTISING

     The Funds may use past performance in advertisements, sales literature, and their prospectuses, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.

CALCULATING YIELD - THE GARTMORE GVIT MONEY MARKET FUND AND GARTMORE GVIT MONEY MARKET FUND II

     Any current yield quotations for the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II, subject to Rule 482 under the Securities
Act, or Rule 34b-1 under the 1940 Act, shall consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. As of June 30, 2002, the Gartmore GVIT Money Market Fund Class I shares' seven-day current yield was 1.27%. The Gartmore GVIT Money Market Fund Class I shares' effective yield represents an annualization of the current seven day return with all dividends reinvested, and for the period ended June 30, 2002, was 1.28%. As of June 30, 2002, the Gartmore GVIT Money Market Fund II's seven-day current yield was 0.89%. The Gartmore GVIT Money Market Fund II's effective yield represents an annualization of the current seven day return with all dividends reinvested, and for the period ended June 30, 2002, was 0.90%.

     Each Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in each Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and each Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in either Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING  YIELD  (NON-MONEY  MARKET  FUNDS)  AND  TOTAL  RETURN

     The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

     The uniformly calculated average annual total returns for the one, five, and ten year periods ended June 30, 2002, or the period from inception to June 30, 2002, if less than another time period, are shown below.


                                                                               10 YEARS
     FUND                                                   1 YEAR   5 YEARS   OR LIFE
     ----                                                   -------  --------  --------
Strong GVIT Mid Cap Growth Fund-Class I Shares(1)           -38.35%       N/A   -0.58%
Strong GVIT Mid Cap Growth Fund-Class III Shares(11)        -38.35%       N/A    -0.58%
Nationwide GVIT Strategic Value Fund(1)                     -17.11%       N/A    -2.75%
Comstock GVIT Value Fund-Class I Shares(1)                  -17.36%       N/A    -1.42%
Comstock GVIT Value Fund-Class IV Shares (15)               -17.36%       N/A    -1.42%
MAS GVIT Multi Sector Bond Fund-Class I Shares(1)             5.53%       N/A     3.67%
MAS GVIT Multi Sector Bond Fund-Class III Shares(11)          5.53%       N/A     3.67%
Federated GVIT High Income Bond Fund-Class I Shares( 1)       1.65%       N/A     1.34%
Federated GVIT High Income Bond Fund-Class III Shares(11)     1.65%       N/A     1.34%
J.P. Morgan GVIT Balanced Fund-Class I Shares (1)           -10.38%       N/A    -0.62%
J.P. Morgan GVIT Balanced Fund-Class IV Shares (15)         -10.38%       N/A    -0.62%
GVIT Small Cap Value Fund-Class I Shares( 1)                -14.19%       N/A     9.47%
GVIT Small Cap Value Fund-Class II Shares(10)               -14.33%       N/A     9.22%
GVIT Small Cap Value Fund-Class III Shares(11)              -14.10%       N/A     9.49%
GVIT Small Cap Value Fund-Class IV Shares(15)               -14.19%       N/A     9.47%
Gartmore GVIT Worldwide Leaders Fund-Class I Shares(1)      -10.62%       N/A    -0.11%
Gartmore GVIT Worldwide Leaders Fund-Class II Shares(10)    -10.81%       N/A    -0.37%
Gartmore GVIT Worldwide Leaders Fund-Class III Shares(10)   -10.62%       N/A    -0.11%
Dreyfus GVIT Mid Cap Index Fund-Class I Shares (1)           -5.58%       N/A     8.49%
Dreyfus GVIT Mid Cap Index Fund-Class II Shares (10)         -5.83%       N/A     8.21%
Dreyfus GVIT Mid Cap Index Fund-Class III Shares (11)        -5.58%       N/A     8.49%
GVIT Small Cap Growth Fund-Class I Shares (2)               -24.38%       N/A     6.88%
GVIT Small Cap Growth Fund-Class II Shares (10)             -24.66%       N/A     6.68%
GVIT Small Cap Growth Fund-Class III Shares (11)            -24.38%       N/A     6.88%
GVIT Small Company Fund-Class I Shares                       -9.54%     8.74%    13.49%
GVIT Small Company Fund-Class II Shares (10)                 -9.68%     8.48%    13.20%
GVIT Small Company Fund-Class III Shares (11)                -9.54%     8.74%    13.49%
GVIT Small Company Fund-Class IV Shares (15)                 -9.54%     8.74%    13.49%
Gartmore GVIT Total Return Fund-Class I Shares               -9.98%     2.12%     9.58%
Gartmore GVIT Total Return Fund-Class II Shares (10)        -10.17%     1.87%     9.30%
Gartmore GVIT Total Return Fund-Class III Shares (11)        -9.98%     2.12%     9.58%
Gartmore GVIT Total Return Fund-Class IV Shares (15)         -9.98%     2.12%     9.58%
Gartmore GVIT Growth Fund-Class I Shares                    -24.33%    -7.97%     4.24%
Gartmore GVIT Growth Fund-Class IV Shares (15)              -24.33%    -7.97%     4.24%


                                       68

                                                                               10 YEARS
     FUND                                                   1 YEAR   5 YEARS   OR LIFE
     ----                                                   -------  --------  --------

Gartmore GVIT Money Market Fund-Class I Shares                1.89%     4.60%     4.45%
Gartmore GVIT Money Market Fund-Class IV Shares (15)          1.89%     4.60%     4.45%
Gartmore GVIT Government Bond Fund-Class I Shares             9.09%     7.36%     7.18%
Gartmore GVIT Government Bond Fund-Class II Shares (10)       8.80%     7.08%     6.90%
Gartmore GVIT Government Bond Fund-Class III Shares (11)      9.03%     7.35%     7.17%
Gartmore GVIT Government Bond Fund-Class IV Shares (15)       9.09%     7.36%     7.18%
Turner GVIT Growth Focus Fund-Class I Shares (3)            -45.75%       N/A   -51.42%
Turner GVIT Growth Focus Fund-Class II Shares (10)          -45.87%       N/A   -51.54%
Turner GVIT Growth Focus Fund-Class III Shares (11)         -45.75%       N/A   -51.42%
Gartmore GVIT Global Technology
   and Communications Fund-Class I Shares (3)               -45.06%       N/A   -45.94%
Gartmore GVIT Global Technology
   and Communications Fund-Class II Shares (10)             -45.17%       N/A   -46.08%
Gartmore GVIT Global Technology
   and Communications Fund-Class III Shares (11)            -44.84%       N/A   -45.83%
Gartmore GVIT Global Health Sciences Fund
  -Class I Shares (4,12)                                     -8.39%       N/A    -8.53%
Gartmore GVIT Global Health Sciences Fund
  -Class II Shares (12)                                      -8.59%       N/A    -8.77%
Gartmore GVIT Global Health Sciences Fund
  -Class III Shares (12)                                     -8.29%       N/A    -8.46%
Gartmore GVIT Emerging Markets Fund
  -Class I Shares (5)                                        -9.36%       N/A   -18.01%
Gartmore GVIT Emerging Markets Fund
  -Class II Shares (10)                                      -9.55%       N/A   -18.18%
Gartmore GVIT Emerging Markets Fund
  -Class III Shares (11)                                     -9.32%       N/A   -17.99%
Gartmore GVIT International Growth Fund
  -Class I Shares (5)                                       -17.92%       N/A   -26.44%
Gartmore GVIT International Growth Fund
  -Class II Shares (10)                                     -18.16%       N/A   -26.63%
Gartmore GVIT International Growth Fund
  -Class III Shares (11)                                    -17.92%       N/A   -26.44%
Gartmore GVIT Global Leaders Fund-Class I Shares (X)            N/A       N/A       N/A
Gartmore GVIT European Leaders Fund-Class I Shares (X)          N/A       N/A       N/A
Gartmore GVIT European Leaders Fund-Class II Shares (X)         N/A       N/A       N/A
Gartmore GVIT European Leaders Fund-Class III Shares (X)        N/A       N/A       N/A
Gartmore GVIT Asia Pacific Leaders Fund
  -Class I Shares (X)                                           N/A       N/A       N/A
Gartmore GVIT Asia Pacific Leaders Fund
  -Class II Shares (X)                                          N/A       N/A       N/A


                                       69

                                                                               10 YEARS
     FUND                                                   1 YEAR   5 YEARS   OR LIFE
     ----                                                   -------  --------  --------

Gartmore GVIT Asia Pacific Leaders Fund
  -Class III Shares (X)                                         N/A      N/A        N/A
Gartmore GVIT Global Small Companies Fund
  -Class I Shares (X)                                           N/A      N/A        N/A
Gartmore GVIT OTC Fund-Class I Shares (X)                       N/A      N/A        N/A
Gartmore GVIT Nationwide Leaders Fund-Class I Shares (13)       N/A      N/A      8.37%
Gartmore GVIT Nationwide Leaders Fund-Class II Shares (14)      N/A      N/A      8.23%
Gartmore GVIT Nationwide Leaders Fund-Class III Shares(6)       N/A      N/A      8.38%
Gartmore GVIT U.S. Growth Leaders Fund
  -Class I Shares (13)                                          N/A      N/A    -18.35%
Gartmore GVIT U.S. Growth Leaders Fund
  -Class II Shares (14)                                         N/A      N/A    -18.33%
Gartmore GVIT U.S. Growth Leaders Fund
  -Class III Shares(6)                                          N/A      N/A    -18.25%
Gartmore GVIT Global Utilities Fund-Class I Shares (13)         N/A      N/A    -19.34%
Gartmore GVIT Global Utilities Fund-Class II Shares (14)        N/A      N/A    -19.42%
Gartmore GVIT Global Utilities Fund-Class III Shares(7)         N/A      N/A    -19.34%
Gartmore GVIT Global Financial Services Fund
  -Class I Shares(13)                                           N/A      N/A     -2.35%
Gartmore GVIT Global Financial Services Fund
  -Class II Shares (14)                                         N/A      N/A     -2.56%
Gartmore GVIT Global Financial Services Fund
  -Class III Shares(7)                                          N/A      N/A     -2.35%
Gartmore GVIT Money Market Fund II(8)                           N/A      N/A      0.62%
Gartmore GVIT Investor Destinations Aggressive Fund(9)          N/A      N/A     -5.88%
Gartmore GVIT Investor Destinations Moderately
   Aggressive Fund(9)                                           N/A      N/A     -4.59%
Gartmore GVIT Investor Destinations Moderate Fund(9)            N/A      N/A     -3.31%
Gartmore GVIT Investor Destinations Moderately
   Conservative Fund(9)                                         N/A      N/A     -1.33%
Gartmore GVIT Investor Destinations Conservative Fund(9)        N/A      N/A      0.32%
GVIT Equity 500 Index Fund-Class I Shares (X)                   N/A      N/A        N/A
GVIT Equity 500 Index Fund-Class II Shares (X)                  N/A      N/A        N/A
GVIT Equity 500 Index Fund-Class IV Shares (X)                  N/A      N/A        N/A
Dreyfus GVIT International Value Fund-Class I Shares (X)        N/A      N/A        N/A
Dreyfus GVIT International Value Fund-Class II Shares (X)       N/A      N/A        N/A
Dreyfus GVIT International Value Fund-Class III Shares (X)      N/A      N/A        N/A
Dreyfus GVIT International Value Fund-Class IV Shares (X)       N/A      N/A        N/A
Gartmore GVIT Mid Cap Growth Fund-Class I Shares (X)            N/A      N/A        N/A
Gartmore GVIT Mid Cap Growth Fund-Class II Shares (X)           N/A      N/A        N/A
Gartmore GVIT Mid Cap Growth Fund-Class IV Shares (X)           N/A      N/A        N/A

----------

1    Funds commenced operations on October 31, 1997.


                                       70

2    Fund  commenced  operations  on  May  1,  1999.
3    Funds  commenced  operations  on  June  30,  2000.
4    Fund  commenced  operations  on  December  29,  2000.
5    Funds  commenced  operations  on  August  30,  2000.
6    Funds  commenced  operations  on  December  31,  2001.
7    Funds  commenced  operations  on  December  28,  2001.
8    Fund  commenced  operations  on  October  2,  2001.
9    Funds  commenced  operations  on  December  12,  2001.
10 These returns are based on the performance of the Class I shares of the Fund achieved through June 30, 2002, prior to the creation of Class II shares and have been restated to reflect the additional fees applicable to Class II shares.
11 These returns are based on the performance of the Class I shares of the Fund achieved through June 30, 2002, prior to the creation of Class III shares and do not reflect the short-term trading fees applicable to Class III shares.
12 The existing shares of the Fund were designated Class I shares as of May 1, 2001. On December 28, 2001, Class I shares were liquidated and the resulting assets were used to purchase Class III shares. The returns presented are based on the performance of the Class I shares of the Fund which was achieved through December 27, 2001, prior to the creation of Class II or Class III shares. Class II shares returns have been restated to reflect the additional fees applicable to Class II shares. Class III returns do not reflect the short-term trading fees applicable to Class III shares. If these fees were reflected, returns would be less than those shown.
13 These returns are based on the performance of the Class III shares of the Fund achieved through June 30, 2002, prior to the creation of Class I shares.
14 These returns are based on the performance of the Class III shares of the Fund achieved through June 30, 2002, prior to the creation of Class II shares.
15 These returns are based on the performance of the Class I shares of the Fund achieved through June 30, 2002, prior to the creation of Class IV shares and have been restated to reflect the additional fees applicable to Class IV shares.

X    These  Funds  have  not  commenced  operations.

     Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The uniformly calculated yields for the 30-day period ended June 30, 2002 were as follows:

     FUND                                                   30-DAY YIELD
     ----                                                   ------------
Federated GVIT High Income Bond Fund-Class I shares             8.61%
Federated GVIT High Income Bond Fund-Class III shares*            N/A
J.P. Morgan GVIT Balanced Fund-Class I shares                   2.30%
J.P. Morgan GVIT Balanced Fund-Class IV shares*                   N/A
MAS GVIT Multi Sector Bond Fund-Class I shares                  4.78%
MAS GVIT Multi Sector Bond Fund-Class III shares*                 N/A
Gartmore GVIT Government Bond Fund-Class I shares               4.75%
Gartmore GVIT Government Bond Fund- Class IV shares*              N/A


* These Fund share classes had not yet commenced operations as of June 30, 2002.

CODE OF ETHICS

     Federal law requires the Trust, each of its investment advisers, subadvisers, principal underwriter and distributor to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts
(including  securities  that  may  be  purchased  or  held  by  the  Trust).

INVESTMENT  ADVISORY  AND  OTHER  SERVICES

TRUST EXPENSES

     The Trust pays the compensation of the Trustees who are not employees of Gartmore Global Investments, Inc., or its affiliates, and all expenses (other than those assumed by the applicable Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

INVESTMENT  ADVISERS

     GMF oversees the management of each of the Funds, other than the Gartmore GVIT Emerging Markets, Gartmore GVIT International Growth, Gartmore GVIT Global Leaders, Gartmore GVIT European Leaders, Gartmore GVIT Global Small Companies, Gartmore GVIT OTC, Gartmore GVIT Asia Pacific Leaders, Gartmore GVIT Global Financial Services and Gartmore GVIT Global Utilities Funds which are managed by GGAMT, pursuant to Investment Advisory Agreements with the Trust (the "Investment Advisory Agreements"). Pursuant to their respective Investment Advisory Agreements, the Advisers either provide portfolio management for the Funds directly or hire and monitor subadvisers who are responsible for daily portfolio management. The Advisers pay the compensation of Mr. Gasper and Mr. Hondros. The officers of the Trust receive no compensation from the Trust. The Advisers also pay all expenses incurred by them in providing service under their respective Investment Advisory Agreements, other than the cost of investments and the Advisers pay, out of their respective profits, fees to broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares or for recordkeeping or other services.

     The Investment Advisory Agreements also provide that the Advisers shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless the Adviser has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Adviser's reckless disregard of its obligations and duties under the Agreements. After an initial period of not more than two years, the

Investment Advisory Agreements must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Investment Advisory Agreement terminates automatically if it is assigned and they may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice. The Agreements further provide that the Advisers may render similar services to others.

     GMF, a Delaware business trust, is a wholly owned subsidiary of Gartmore Global Investments, 97% of the common stock of which is owned by Gartmore Global Asset Management, Inc., which is a wholly owned subsidiary of Nationwide Corporation. Nationwide Corporation, is a holding company in the Nationwide Insurance group of companies. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     Subject to the supervision of the Advisers and the Trustees, each subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

     Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

     Prior to September 1, 1999, Nationwide Securities Inc. (formerly Nationwide Advisory Services, Inc.) ("NSI") served as the investment adviser to those Funds that were in existence at that time and paid fees to the subadvisers pursuant to such Funds' Subadvisory Agreements. Effective September 1, 1999, the investment advisory services previously performed for those Funds (effective September 27, 1999 for the Dreyfus GVIT Mid Cap Index Fund) by NSI were transferred to GMF, an affiliate of NSI. GMF assumed all rights and responsibilities performed by NSI, including the supervision and monitoring of each such Funds' subadviser(s), and the Fund's subadvisers continued to manage the relevant Funds after the transfer to GMF. After the transfer, there were no changes in the fees charged for investment advisory services to each of the Funds except for a decrease in fees for the Dreyfus GVIT Mid Cap Index Fund.

     The following is a summary of the investment advisory fees paid and the subadvisory arrangements for each Fund.

GARTMORE GVIT TOTAL RETURN FUND, GARTMORE GVIT GROWTH FUND, GARTMORE GVIT GOVERNMENT BOND FUND, MONEY MARKET FUND AND MONEY MARKET FUND II

     The following are the advisory fees for the Gartmore GVIT Total Return, Gartmore GVIT Growth, Gartmore GVIT Government Bond, Gartmore GVIT Money Market Fund, and Gartmore GVIT Money Market Fund II, expressed as an annual percentage of average daily net assets:

FUND                                 ADVISORY FEES
----                                 -------------
Gartmore GVIT Total Return Fund and  0.60% on assets up to $1 billion
Gartmore GVIT Growth Fund            0.575% on assets of $1 billion and more but less
                                       than $2 billion
                                     0.55% on assets of $2 billion and more but less
                                       than $5 billion
                                     0.50% for assets of $5 billion and more

Gartmore GVIT Government Bond Fund   0.50% on assets up to $1 billion
                                     0.475% on assets of $1 billion and more
                                       but less then $2 billion
                                     0.45% on assets of $2 billion and more
                                       but less then $5 billion
                                     0.40% for assets of $5 billion and more

Gartmore GVIT Money Market Fund      0.40% on assets up to $1 billion
                                     0.38% on assets of $1 billion and more
                                       but less than $2 billion
                                     0.36% on assets of $2 billion and more
                                       but less then $5 billion
                                     0.34% for assets of $5 billion and more

Gartmore GVIT Money Market Fund II   0.50% on assets up to $1 billion
                                     0.48% on assets of $1 billion and more
                                       but less than $2 billion
                                     0.46% on assets of $2 billion and more
                                       but less then $5 billion
                                     0.44% for assets of $5 billion and more

     During the fiscal years ended December 31, 2001, 2000 and 1999, NSI/GMF1 received the following fees for investment advisory services

                                           YEAR ENDED DECEMBER 31,
     FUND                               2001         2000         1999
     ----                               ----         ----         ----

Gartmore GVIT Total Return Fund     $10,408,538   $12,055,797  $14,084,011
Gartmore GVIT Growth Fund,          $ 2,540,711   $ 4,785,143  $ 6,579,545
Gartmore GVIT Government Bond Fund  $ 5,454,842   $ 3,275,649  $ 3,867,960
Gartmore GVIT Money Market Fund     $10,040,104   $ 6,486,295  $ 6,844,464
Gartmore GVIT Money Market Fund II  $  35,770(2)           --           --

1 Prior to September 1, 1999, all investment advisory fees were paid to NAS. After September 1, 1999, these fees were paid to GMF.
2    The  Fund  commenced  operations  October  1,  2001.

     Until January 14, 2002, GMF agreed to waive advisory fees and, if necessary, to reimburse expenses in order to limit total annual Fund operating expenses to the following:

     0.78%  on  the  Class  I  shares  of  the  Gartmore GVIT Total Return Fund;
     1.03%  of  the  Class  II  shares  on  the Gartmore GVIT Total Return Fund;
     0.80% on the Class I shares of the Gartmore GVIT Growth Fund; 0.66% on the Class I shares of the Gartmore GVIT Government Bond Fund; and 0.55% on the Class I shares of the Money Market Fund.

     During the fiscal years ended December 31, 2001, 2000 and 19991 the Funds received total reimbursements as follows:

                                           YEAR ENDED DECEMBER 31,
  FUND                                 2001        2000         1999
  ----                              ----------  ----------  ------------
Gartmore GVIT Total Return Fund     $  754,192  $  706,978           --
Gartmore GVIT Growth Fund           $  213,289  $  293,537           --
Gartmore GVIT Government Bond Fund  $  799,745  $  498,191           --
Gartmore GVIT Money Market Fund     $1,671,437  $1,126,343           --
Gartmore GVIT Money Market Fund II  $  10,7022          --           --

1 These Funds did not pay fee waivers for the year ended December 31, 1999 because operating expenses were below the minimum expense limitation level or there were no expenses limitations in place.
2    The  Fund  commenced  operations  October  1,  2001.

     In the interest of limiting expenses for the Gartmore GVIT Money Market Fund II, GMF initially agreed contractually to waive advisory fees, and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses for the Fund to 1.30%. This waiver was discontinued effective as of May 1, 2002.

     In the interest of limiting expenses of the Gartmore Money Market Fund Class IV shares, GMF agreed contractually to waive advisory fees, or reimburse expenses in order t limit total annual operating expenses for the Class IV shares to 0.50% through at least [October 1, 2004].

     GARTMORE  GVIT  GLOBAL  TECHNOLOGY  AND  COMMUNICATIONS  FUND

     Under the terms of its Investment Advisory Agreement, the Gartmore GVIT Global Technology and Communications Fund pays to GMF a fee at an annual rate of 0.98% of the Fund's average daily net assets. Until July 1, 2002, GMF had agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) to 1.35% on Class I and Class III shares and 1.60% on Class II Shares. Effective July 1, 2002, these expense limitations (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) are 1.25% on Class I, Class II and Class III shares until at least July 1, 2003. This Fund commenced operations on June 30, 2000. Advisory fees paid for the period ended December 31, 2001 were $131,329, with total reimbursements in the amount of $89,862. Advisory fees paid for the period ended December 31, 2000 were $0, net of waivers in the amount of $44,727.

GARTMORE  GVIT  GLOBAL  HEALTH  SCIENCES  FUND

     For the services it provides to the Gartmore GVIT Global Health Sciences Fund, GMF receives an annual fee of 1.00% of the Fund's average daily net assets. Until July 1, 2002, GMF had agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) to 1.35% on Class I and Class III shares and 1.60% on Class II Shares. Effective July 1, 2002, these expense limitations (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) are 1.25% on Class I, Class II and Class III shares until at least July 1, 2003. This Fund commenced operations on December 29, 2000. Advisory fees paid under the agreement for the fiscal year ended December 31, 2001 were $19,354, with total reimbursements in the amount of $95,729. Advisory fees paid under the agreement for the fiscal year ended December 31, 2000 were $0, net of waivers in the amount of $107.

GVIT  INVESTOR  DESTINATIONS  FUNDS

     Under the terms of the Investment Advisory Agreement, GMF receives an annual fee of 0.13% of each of the GVIT Investor Destinations Funds average daily net assets. GMF had agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.61% for each of the GVIT Investor Destinations Funds, until April 30, 2002. Advisory fees paid under the agreement for the fiscal year ended December 31, 2001 were as follows:

                                                       ADVISORY
                                                       FEES       TOTAL
FUND                                                   PAID       REIMBURSEMENTS
-----------------------------------------------------  ---------  ---------------
Gartmore GVIT Investor Destinations Aggressive Fund    $      36  $         6,646
Gartmore GVIT Investor Destinations Moderately
Aggressive Fund                                        $      36  $         6,646
Gartmore GVIT Investor Destinations Moderate Fund      $      36  $         6,646
Gartmore GVIT Investor Destinations Moderately
Conservative Fund                                      $      36  $         6,646
Gartmore GVIT Investor Destinations Conservative Fund  $      36  $         6,646
                                                       ---------  ---------------

TOTAL                                                  $     180  $        33,230

COMSTOCK  GVIT  VALUE  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

          0.80% on assets up to $50 million
          0.65% on assets of $50 million and more
               but less than $250 million
          0.60% on assets of $250 million and more
               but less than $500 million
          0.55% for assets of $500 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.95% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $139,401 net of waivers in the amount of $28,960. For the fiscal year ended December 31, 2000, GMF was paid $284,811, net of waivers in the amount of $70,388. For the fiscal year ended December 31, 2001, GMF was paid $434,663, with total reimbursements in the amount of $78,158.

FEDERATED  GVIT  HIGH  INCOME  BOND  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

          0.80% on assets up to $50 million
          0.65% on assets of $50 million and more
               but less than $250 million
          0.60% on assets of $250 million and more
               but less than $500 million
          0.55% for assets of $500 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.95% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $313,448, net of waivers in the amount of $104,310. For the fiscal year ended December 31, 2000, GMF was paid $442,436, net of waivers in the amount of $115,002. For the fiscal year ended December 31, 2001, GMF was paid $737,807, with total reimbursements in the amount of $84,812.

GARTMORE  GVIT  WORLDWIDE  LEADERS  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

          1.00% on assets up to $50 million
          0.95% for assets of $50 million and more

Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 1.20% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $239,904, net of waivers in the amount of $126,090. For the fiscal year ended December 31, 2000, GMF was paid $586,716, net of waivers in the amount of $165,649. For the fiscal year ended December 31, 2001, GMF was paid $733,766 with total reimbursements of $70,056.

DREYFUS  GVIT  MID  CAP  INDEX  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

          0.50% on assets up to $250 million
          0.49% on assets of $250 million and more
               but less than $500 million
          0.48% on assets of $500 million and more
               but less than $750 million
          0.47% on assets of $750 million and more
               but less than $1 billion
          0.45% for assets of $1 billion and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.65% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $23,009, net of waivers of $100,860 under the combined fee schedules (as explained further below). For the fiscal year ended December 31, 2000, GMF was paid $163,748, net of waivers in the amount of $157,855. For the fiscal year ended December 31, 2001, GMF was paid $961,813 with total reimbursements of $249,729.

J.P.  MORGAN  GVIT  BALANCED  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

               0.75% on assets up to $100 million
               0.70% for assets of $100 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.90% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $411,834, net of waivers in the amount of $61,802. For the fiscal year ended December 31, 2000, GMF was paid $542,881, net of waivers in the amount of $159,539. For the fiscal year ended December 31, 2001, GMF was paid $975,563 with total reimbursements of $165,741.

MAS  GVIT  MULTI  SECTOR  BOND  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

               0.75% on assets up to $200 million
               0.70% for assets of $200 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to 0.90% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $331,711, net of waivers in the amount of $64,933. For the fiscal year ended December 31, 2000, GMF was paid $547,986, net of waivers in the amount of $179,017. For the fiscal year ended December 31, 2001, GMF was paid $1,179,519 with total reimbursements of $216,127.

GVIT  SMALL  CAP  VALUE  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

          0.90% on assets up to $200 million
          0.85% for assets of $200 million and more

     Prior to May 1, 2001, advisory fees were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses to

1.05% on Class I shares. This waiver was discontinued as of January 14, 2002. For the fiscal year ended December 31, 1999, NSI/GMF was paid $647,442, net of waivers in the amount of $215,567. For the fiscal year ended December 31, 2000, GMF was paid $1,514,031, net of waivers in the amount of $303,376. For the fiscal year ended December 31, 2001, GMF was paid $4,373,935, with total reimbursements of $498,130.

Beginning February 5, 2001, GMF began managing a portion of the Fund's portfolio itself. In addition, GMF has selected The Dreyfus Corporation as a subadviser to manage the remaining portion of the Fund's portfolio.

GVIT  SMALL  CAP  GROWTH  FUND

     Under the terms of its Investment Advisory Agreement, the Fund pays GMF a fee at the annual rate of 1.10% of the Fund's average daily net assets. The Fund commenced operations on or around May 1, 1999. GMF had previously agreed to waive advisory fees and, if necessary, to reimburse expenses in order to limit total annual Fund operating expenses to 1.30% on Class I shares and 1.55% on Class II shares. This waiver was discontinued as of January 14, 2002. As stated previously, NSI acted as the Fund's investment adviser prior to September 1, 1999. For the period May 1, 1999 (commencement of operations) through December 31, 1999, NSI/GMF waived all advisory fees in the amount of $47,647. For the fiscal year ended December 31, 2000, GMF was paid $488,609, net of waivers in the amount of $181,698. For the fiscal year ended December 31, 2001, GMF was paid $1,174,969, with total reimbursements in the amount of $135,474.

NATIONWIDE  GVIT  STRATEGIC  VALUE  FUND  AND  STRONG  GVIT  MID CAP GROWTH FUND

     Under the terms of the Investment Advisory Agreement, the Strategic Value Fund pays to GMF a fee at the annual rate of 0.90% of that Fund's average daily net assets. GMF receives an annual fee expressed as an annual percentage of the Strong GVIT Mid Cap Growth Fund's average daily net assets:

          0.90% on assets up to $200 million
          0.85% for assets of $200 million and more

     Prior to May 1, 2001, advisory fees for the Strong GVIT Mid Cap Growth Fund were paid under a different fee schedule.

     GMF had previously agreed to waive advisory fees for each Fund and, if necessary, reimburse expenses in order to limit each Fund's respective total annual Fund operating expenses to 1.00% on Class I shares; however, this waiver is voluntary and as of January 14, 2002 was discontinued for the Strong GVIT Mid Cap Growth Fund. It may be discontinued for the Nationwide GVIT Strategic Value Fund upon prior written notice to shareholders. For the fiscal year ended December 31, 1999, NSI/GMF was paid $106,922 for the Nationwide GVIT Strategic Value Fund, net of waivers in the amount of $211,042, and $34,683 for the Strong GVIT Mid Cap Growth Fund, net of waivers in the amount of $72,875. For the fiscal year ended December 31, 2000, GMF was paid $146,678 for the Nationwide GVIT Strategic Value Fund, net of waivers in the amount of $58,778, and $1,551,732 for the Strong GVIT Mid Cap Growth Fund, net of waivers in the amount of $353,987. For the fiscal year ended December 31, 2001, GMF was paid $219,175 for the Nationwide GVIT Strategic Value Fund, with total reimbursements in the amount of $59,364, and $1,744,588 for the Strong GVIT Mid Cap Growth Fund, with total reimbursements in the amount of $352,429.

GVIT  SMALL  COMPANY  FUND

     On September 1, 1999, at the time of the transfer of investment advisory services from NSI to GMF, the management fee payable by the Fund was split between investment advisory and fund administration agreements. Effective May 1, 2001, the investment advisory fee for the Fund is 0.93% of the Fund's average daily net assets. For the fiscal year ended December 31, 1999, NSI/GMF received advisory fees of $3,805,726 under the combined fee schedule. For the fiscal year ended December 31, 2000, GMF received advisory fees of $6,677,080. During the fiscal year ended December 31, 2001, GMF received advisory fees in the amount of $6,856,394.

     GMF had previously agreed to waive advisory fees and, if necessary, to reimburse expenses in order to limit total annual Fund operating expenses to 1.25% on Class I shares and 1.50% on Class II shares. These waivers were discontinued as of January 14, 2002.

     GMF has selected five subadvisers, each of whom will each manage part of the Fund's portfolio. In addition, GMF manages a portion of the Fund's portfolio itself.

TURNER  GVIT  GROWTH  FOCUS  FUND

     As described in the Prospectus, the Turner GVIT Growth Focus Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is information about the advisory fee arrangements between GMF and the Fund:

FUND         BENCHMARK     REQUIRED EXCESS   BASE ADVISORY         HIGHEST POSSIBLE   LOWEST POSSIBLE
                           PERFORMANCE       FEE                   ADVISORY FEE AT    ADVISORY FEE AT
                                                                   EACH BREAK POINT   EACH BREAK POINT
Turner GVIT  Russell 1000             12.0%  0.90% for assets                  1.12%              0.68%
Growth       Growth Index                    up to $500 million,
Focus
Fund
                                             0.80% for assets                  0.98%              0.62%
                                             of $500 million
                                             and more but less
                                             than $2 billion,

                                             0.75% for assets of               0.91%              0.59%
                                             $ 2 billion and more

     The performance adjustment works as follows: If the Turner GVIT Growth Focus Fund outperforms the Russell 1000 Growth Index by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68% for assets under $500 million. In the event that the Fund out-performs or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

     Until July 1, 2002, GMF had agreed contractually to waive advisory fees, and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) to 1.35% on Class I and Class III shares and 1.60% on Class II Shares. Effective July 1, 2002, these expense limitations (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) are 1.35% on Class I, Class II and Class III shares until at least July 1, 2003.

GARTMORE  GVIT  U.S.  GROWTH  LEADERS  FUND

     As described in the prospectus, the Gartmore GVIT U.S. Growth Leaders Fund is subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs its stated benchmark over a 36-month period. Set forth below is information about the advisory fee arrangement between GMF and the
Fund:

FUND            BENCHMARK      REQUIRED EXCESS   BASE ADVISORY         HIGHEST POSSIBLE   LOWEST POSSIBLE
                               PERFORMANCE       FEE                   ADVISORY FEE AT    ADVISORY FEE AT
                                                                       EACH BREAK POINT   EACH BREAK POINT
Gartmore        S&P 500 Index             12.0%  0.90% for assets                  1.12%              0.68%
GVIT U.S.                                        up to $500 million,
Growth Leaders
Fund
                                                 0.80% for assets                  0.98%              0.62%
                                                 of $500 million
                                                 and more but less
                                                 than $2 billion,

                                                 0.75% for assets of               0.91%              0.59%
                                                 $ 2 billion and more

     The performance adjustment for the Fund works as follows: if the Fund outperforms the S&P 500 Index by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68% for assets under $500 million. In the event that the Fund out-performs or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and GMF will receive the applicable base fee. These performance-based fees will only be charged once the Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

     Until July 1, 2002, GMF had agreed contractually to waive advisory fees, and, if necessary, reimburse expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) in order to limit total annual Fund operating expenses to 1.25% on Class I and Class III shares and 1.50% on Class II shares. Effective July 1, 2002, these expense limitations (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) are 1.15% on Class I, Class II and Class III shares until at least July 1, 2003.

     From December 18, 2001 (commencement of operations) through December 31, 2001, GMF was paid $1,032, with total reimbursements in the amount of $7,223.

GARTMORE  GVIT  NATIONWIDE  LEADERS  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets:

          0.90% on assets up to $500 million
          0.80% on assets of $500 million and more
               but less than $2 billion
          0.75% for assets of $2 billion and more

     GMF has contractually agreed to waive advisory fees and, if necessary, reimburse expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) in order to limit total annual Fund operating expenses to 1.10% for each Class. From December 18, 2001 (commencement of operations) through December 31, 2001, GMF was paid $346, with total reimbursements in the amount of $7,433.

GVIT  EQUITY  500  INDEX  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets of 0.24%. GMF has contractually agreed to waive advisory fees and, if necessary, reimburse expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) in order to limit total annual Fund operating expenses from exceeding 0.28% on Class IV shares through [October 1, 2004]. This Fund has not yet commenced operations.

DREYFUS  GVIT  INTERNATIONAL  VALUE  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets of 0.75% on the first $200 million in assets and 0.70% in excess of $200 million. This Fund has not yet commenced operations.

GARTMORE  GVIT  MID  CAP  GROWTH  FUND

     GMF receives an annual fee expressed as an annual percentage of the Fund's average daily net assets of 0.75% on the first $200 million in assets and 0.70% in excess of $200 million. GMF has contractually agreed to waive advisory fees and, if necessary, reimburse expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) in order to limit total annual Fund operating expenses from exceeding 0.95% on Class IV shares through [October 1, 2004]. This Fund has not yet commenced operations.

GARTMORE GVIT EMERGING MARKETS FUND, GARTMORE GVIT INTERNATIONAL GROWTH FUND, GARTMORE GVIT GLOBAL LEADERS FUND, GARTMORE GVIT EUROPEAN LEADERS FUND, GARTMORE GVIT GLOBAL SMALL COMPANIES FUND, GARTMORE GVIT OTC FUND, GARTMORE GVIT ASIA

PACIFIC LEADERS FUND, GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND AND GARTMORE GVIT GLOBAL UTILITIES FUND

For the services it provides under its Investment Advisory Agreement with the Trust, GGAMT receives an annual fee paid monthly based on average daily net assets of each Fund according to the following schedule:

      FUND                                    ASSETS  INVESTMENT ADVISORY FEE
      ----                                    ------  ------------------------

Gartmore GVIT Emerging Markets Fund and       All                        1.15%

Gartmore GVIT Global Small Companies Fund

Gartmore GVIT International Growth Fund,      All                        1.00%

Gartmore GVIT Global Leaders Fund,

Gartmore GVIT European Leaders Fund,

Gartmore GVIT OTC Fund,

Gartmore GVIT Asia Pacific Leaders Fund and

Gartmore GVIT Global Financial Services Fund

Gartmore GVIT Global Utilities Fund           All                        0.80%


     In the interest of limiting expenses, GGAMT has contractually agreed to waive advisory fees, and, if necessary, reimburse expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) in order to limit total annual Fund operating expenses for the Funds it manages. This waiver is effective through at least July 1, 2003. These waivers and reimbursements are as follows:

          Gartmore GVIT Emerging Markets Fund:
               1.40% for Class I, Class II and Class III shares (1) Gartmore GVIT International Growth Fund:
               1.25% for Class I, Class II and Class III shares (1)
          Gartmore GVIT Global Leaders Fund:
               1.55% for Class I shares
          Gartmore GVIT European Leaders Fund:
               1.25 % for Class I, Class II and Class III shares (1) Gartmore GVIT Global Small Companies Fund:
               1.75% for Class I shares
          Gartmore GVIT OTC Fund:
               1.60% for Class I shares
          Gartmore GVIT Asia Pacific Leaders Fund
               1.25 % for Class I, Class II and Class III shares (1) Gartmore GVIT Global Financial Services Fund
               1.25 % for Class I, Class II and Class III shares (1)

          Gartmore GVIT Global Utilities Fund
               1.05 % for Class I, Class II and Class III shares (1)

--------------------------------
1 Until July 1, 2002, the expense limitations (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) were as follows:

          Gartmore GVIT Emerging Markets Fund: 1.75% for Class I and Class III shares and 2.00% for Class II shares

          Gartmore GVIT International Growth Fund: 1.60% for Class I and Class III shares and 1.85% for Class II shares

          Gartmore GVIT European Leaders Fund: 1.45 % for Class I and Class III shares and 1.70% for Class II shares

          Gartmore GVIT Asia Pacific Leaders Fund: 1.45 % for Class I and Class III shares and 1.70% for Class II shares

          Gartmore GVIT Global Financial Services Fund: 1.35 % for Class I and Class III shares and 1.60% for Class II shares

          Gartmore GVIT Global Utilities Fund: 1.15 % for Class I and Class III shares and 1.40% for Class II shares

     For the period August 30, 2000 (commencement of operations) through December 31, 2000, GGAMT was paid $0, net of waivers in the amount of $37,568 for the Gartmore GVIT Emerging Markets Fund and $0, net of waivers in the amount of $32,038 for the Gartmore GVIT International Growth Fund. During the fiscal year ended December 31, 2001, GGAMT was paid $100,063, with total reimbursements in the amount of $60,069 for the Gartmore GVIT Emerging Markets Fund and $89,283, with total reimbursements in the amount of $99,027 for the Gartmore GVIT International Growth Fund.

     For the period December 18, 2001 (commencement of operations) through December 31, 2001, GGAMT was paid $1,152, with total reimbursements in the amount of $8,320 for the Gartmore GVIT Global Financial Services Fund and $912, with total reimbursements in the amount of $8,323 for the Gartmore GVIT Global Utilities Fund.

SUBADVISERS

The Subadvisers for certain of the Funds advised by the Advisers are as follows:

FUND                                        SUBADVISER(S)
----                                        -------------

Comstock GVIT Value Fund                    Van Kampen Asset Management Inc.
                                            ("VKAM")

Federated GVIT High Income Bond Fund        Federated Investment Counseling ("Federated")

Gartmore GVIT Worldwide Leaders Fund        Gartmore Global Partners ("GGP")

Dreyfus GVIT Mid Cap Index Fund             The Dreyfus Corporation ("Dreyfus")

J. P. Morgan GVIT Balanced Fund             J.P. Morgan Investment Management Inc. ("J.P.
                                            Morgan")

MAS GVIT Multi Sector Bond Fund             Morgan Stanley Investments LP ("MSI")

GVIT Small Cap Value Fund                   The Dreyfus Corporation

GVIT Small Cap Growth Fund                  Waddell & Reed Investment Management
                                            Company ("WRIMCO") and Neuberger Berman,
                                            LLC ("Neuberger Berman")

Nationwide Strategic Value Fund             Strong Capital Management, Inc. ("Strong")
Strong GVIT Mid Cap Growth Fund             Strong

GVIT Small Company Fund                     Dreyfus, Neuberger Berman, Strong, WRIMCO(1)
                                            and GGP(2)

Turner GVIT Growth Focus Fund               Turner Investment Partners, Inc. ("Turner")

GVIT Equity 500 Index Fund                  SSgA Funds Management, Inc. ("SSgA")

Dreyfyus International Fund                 Dreyfus

Gartmore GVIT Emerging Markets Fund,        GGP
Gartmore GVIT International Growth Fund,
Gartmore GVIT Global Leaders Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT Global Small Companies Fund,
Gartmore GVIT OTC Fund,                     GGP

--------------------------------
1    WRIMCO began service as a subadviser to the Fund on January 5, 2001.
2    GGP began service as a subadviser to the Fund on August 15, 2001.


                                       86

FUND                                        SUBADVISER(S)
----                                        -------------

Gartmore GVIT Asia Pacific Leaders Fund,
Gartmore Global
Financial Services Fund and Gartmore GVIT
Global Utilities Fund

     VKAM, a wholly-owned subsidiary of Van Kampen Investments Inc. (Van Kampen), is a diversified asset management company that administers more than three million retail investors accounts, has extensive capabilities for managing institutional portfolios and had more than $416 billion under management or supervision, as of March 31, 2002. Van Kampen is an indirect, wholly-owned subsidiary of Morgan Stanley Dean Witter & Co.

     Federated, a Delaware business trust organized on April 11, 1989, is registered as an investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. serve as investment advisers to number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. As of December 31, 2001, Federated had assets under management of approximately $180 billion.

     GGP is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and as of December 31, 2001 managed approximately $1.1 billion in assets. GGP is a joint venture between Gartmore Securities Limited and Gartmore US Limited, each a holding company. Gartmore US Limited is a wholly owned subsidiary of NGH, a holding company which is owned by Nationwide Corporation. As stated previously, Nationwide Mutual Fire Insurance Company and Nationwide Mutual Insurance Company together own all of the common stock of Nationwide Corporation. GGP is located at 1200 River Road, Conshohocken, PA 19428.

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"), a global financial services company. As of December 31, 2001, Dreyfus managed or administered approximately over $185 billion in assets for approximately 1.6 million investor accounts nationwide. Mellon is a publicly owned financial services company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Through its subsidiaries, including Dreyfus, Mellon managed more than $540 billion in assets as of December 31, 2001. As of December 31, 2001, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $3 trillion in assets.

     J.P. Morgan, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the 1940 Act. J.P. Morgan is located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated and The

Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through J.P. Morgan and its other subsidiaries, offers a wide range of banking and investment and investment management services to governmental, institutional, corporate and individual clients.

     MSI is wholly owned by subsidiaries of Morgan Stanley Dean Witter & Co. and is a division of Morgan Stanley Dean Witter Investment Management ("MSDW Investment Management"). MSI provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2001, MSDW Investment Management, together with its affiliated asset management companies, managed in excess of $416 billion in assets.

     WRIMCO acts as investment manager to numerous investment companies and accounts. As of December 31, 2001, WRIMCO managed over $31 billion in assets.

     Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $59 billion of assets as of December 31, 2001. Neuberger Berman is a member of the NYSE and other principal exchanges and acts as a broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger Berman.

     Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts. Strong also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of December 31, 2001, Strong had approximately $46 billion under management. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong is the controlling shareholder of Strong.

     Turner was founded in 1990 and is located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312. It is a registered investment adviser under the Investment Advisers Act of 1940. Turner serves as investment adviser to other investment companies, as well as separate investment portfolios. As of December 31, 2001, Turner had approximately 9.2 billion in assets under management.

     SSgA is a wholly owned subsidiary of State Street Corporation and is located at Two International Place, Boston, MA 02110. SSgA manages over $60 billion in assets of U.S. Securities and Exchange Commission registered open-end investment companies. The State Street Global Advisors companies, including SSgA, manage over $775 billion in assets, the third largest total among U.S. investment managers.

     TBC is a Massachusetts limited liability company, which is a wholly owned subsidiary of the Mellon Bank Corporation and is located at One Boston Place, Boston, MA 02108. As of March 31, 2002, TBC had approximately $24 billion in assets under management.

     Subject to the supervision of the Adviser (GMF or GGAMT, as applicable) and the Trustees, each of the Subadvisers manages the assets of the Funds as listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the funds, in the following amounts:

              FUND                           ASSETS                                FEE
              ----                           ------                                ---
Comstock GVIT Value Fund                     up to $50 million                      0.35%
                                             50 million up to $250 million          0.30%
                                             250 million up to $500 million         0.25%
                                             500 million and more                   0.20%

Federated GVIT High Income Bond Fund         up to $50 million                      0.40%
                                             50 million up to $250 million,         0.25%
                                             250 million up to $500 million,        0.20%
                                             500 million and more.                  0.15%

Gartmore GVIT Worldwide Leaders Fund         up to $50 million                      0.60%
                                             $ 50 million and more                  0.55%

Dreyfus GVIT Mid Cap Index Fund              up to $250 million,                    0.10%
                                             250 million up to $500 million,        0.09%
                                             500 million up to $750 million,        0.08%
                                             750 million up to $1 billion,          0.07%
                                             $ 1 billion and more.                  0.05%

J. P. Morgan GVIT Balanced Fund              up to $100 million                     0.35%
                                             100 million and more                   0.30%

MAS GVIT Multi Sector Bond Fund              up to $200 million                     0.30%
                                             200 million and more                   0.25%

GVIT Small Cap Value Fund                    up to $200 million                     0.50%
                                             200 million and more                   0.45%

GVIT Small Cap Growth Fund                   All assets                             0.60%

Nationwide Strategic Value Fund              up to $500 million                     0.50%
                                             500 million and more                   0.45%

Strong GVIT Mid Cap Growth Fund              up to $500 million                     0.50%
                                             500 million and more                   0.45%

GVIT Small Company Fund                      All assets                             0.60%

Turner GVIT Growth Focus Fund1               up to $500 million                     0.55%
                                             500 million up to $2 billion           0.45%
                                             $2 billion and more                    0.40%


                                       89

              FUND                           ASSETS                                FEE
              ----                           ------                                ---
GVIT Equity 500 Index Fund                   up to $200 million                     0.025%
                                             200 million up to $700 million         0.02%
                                             700 million and more                   0.015%

Dreyfus GVIT International Value Fund        up to $500 million                     0.375%
                                             500 million and more                   0.30% (or
                                                                                    $   20,000
                                                                                    per annum)

Gartmore GVIT Emerging Markets Fund          All assets                             0.575%
Gartmore GVIT Global Small Companies
Fund

Gartmore GVIT International Growth,          All assets                             0.50%
Gartmore GVIT Global Leaders Fund,
Gartmore GVIT European Leaders Fund,
Gartmore GVIT OTC Fund,
Gartmore GVIT Asia Pacific Leaders Fund and
Gartmore GVIT Global Utilities Fund

Gartmore GVIT Global Financial Services      All assets                             0.40%
Fund

-------------------------------
1 The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

     The following table sets forth the amount NSI/GMF(1) or GGAMT paid to the Subadvisers for the fiscal years ended December 31, 2001, 2000, 1999:

                                                         YEAR ENDED DECEMBER 31,
                FUND                              2001             2000              1999
                ----                          -------------  ----------------  ---------------
Comstock GVIT Value Fund                      $  212,251(2)  $     174,893(2)  $      84,180(2)
Federated GVIT High Income BondFund           $    322,188   $       249,200   $       202,180
Gartmore GVIT Worldwide LeadersFund           $  432,927(3)  $     438,800(3)  $     219,596(3)
Dreyfus GVIT Mid Cap Index Fund               $    192,350   $        64,320   $      67,410(4)

-------------------------------
1    Prior to September 1, 1999, NSI was responsible for paying all subadvisory fees. After September 1, 1999, GMF assumed that responsibility.
2    Prior to May 1, 2002, Federated was subadviser to the Fund. As a result, these fees were paid to Federated.
3    Prior to January 2, 2002, J.P. Morgan was the Fund's subadviser. As a result, these fees were paid to J.P. Morgan.
4    Prior to September 27, 1999, First Pacific Advisors, Inc., Pilgrim Baxter &
     Associates, Ltd and Rice, Hall, Jones & Associates (collectively, the
     "former subadvisers") were the subadvisers for the Fund and were paid under a different fee schedule. As a result, these fees include amounts paid to the former subadvisers under the different fee schedule.


                                       90

                                                         YEAR ENDED DECEMBER 31,
                FUND                              2001             2000              1999
                ----                          -------------  ----------------  ---------------
J. P. Morgan GVIT Balanced Fund               $    445,322   $     326,613(5)  $     219,095(6)
MAS GVIT Multi Sector Bond Fund               $    471,808   $     303,984(5)  $     181,855(6)
GVIT Small Cap Value Fund                     $  2,282,791   $       999,500   $       479,449
GVIT Small Cap Growth Fund                    $  663,062(7)  $     365,621(7)  $      25,989(7)
Nationwide Strategic Value Fund               $  121,764(8)  $     114,142(8)  $      78,669(8)
Strong GVIT Mid Cap Growth Fund               $  969,215(8)  $   1,058,731(8)  $     157,732(8)
GVIT Small Company Fund                       $4,257,790(9)  $4,307,794(9,10)  $2,336,764(9,10)
Turner GVIT Growth Focus Fund                 $  89,938(11)  $       0(12,13)           N/A(13)
Gartmore GVIT Emerging Markets Fund           $  50,032(14)  $             0               N/A
Gartmore GVIT International GrowthFund        $  44,642(14)  $             0               N/A
Gartmore GVIT Global Financial Services Fund  $     576(15)              N/A               N/A
Gartmore GVIT Global Utilities Fund           $     456(15)              N/A

The remaining Funds had not commenced operations as of December 31, 2001.

SUBADVISER PERFORMANCE FEE - TURNER GVIT GROWTH FOCUS FUND

--------------------------------
5 Prior to May 1, 2000, Salomon Brothers Asset Management Inc. ("SBAM") was the Fund's subadviser. As a result, these fees include amounts paid to SBAM.
6 Prior to May 1, 2000, SBAM was the Fund's subadviser. As a result, these fees were paid to SBAM.
7 Prior to May 1, 2002, MSI acted as a subadviser to the Fund. As a result, these fees include amounts paid to MSI. Prior to October 1, 2000, Franklin Advisers, Inc. acted as a subadviser for the Fund. However, Franklin received no advisory fees.
8 Prior to March 12, 2001, Strong had previously subcontracted with Schaefer Capital Management, Inc. ("Schaefer") to act as the subadviser to the Fund. Effective March 12, 2001, Strong assumed Schaefer Capital's subadviser duties. For the years ended December 31, 1999, 2000, 2001 (until March 12,
     2001), Strong paid Schaefer subadvisory fees out of the amount it received.
9 From October 1, 1998 until August 14, 2001, Lazard Asset Management ("Lazard") served as a subadviser to the Fund. As a result, these fees include amounts paid to Lazard.
10 Prior to May 1, 2000, Credit Suisse Asset Management, LLC ("Credit Suisse") served as a subadviser to the Fund. As a result, these fees include amounts paid to Credit Suisse.
11   With total reimbursements in the amount of $67,618.
12   Net of waivers in the amount of $16,503.
13   The Fund commenced operations on June 30, 2000.
14   The Fund commenced operations on August 30, 2000.
15   The Fund commenced operations on December 18, 2001.

     For the subadvisory services it provides to the Fund, Turner receives a base subadvisory fee that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the subadvisory fee arrangements of the Fund between Turner and GMF:

FUND    BENCHMARK     REQUIRED EXCESS   BASE ADVISORY         HIGHEST POSSIBLE   LOWEST POSSIBLE
------  ------------  PERFORMANCE       FEE                   ADVISORY FEE AT    ADVISORY FEE AT
                      ----------------  --------------------  EACH BREAK POINT   EACH BREAK POINT
                                                              -----------------  -----------------
Turner  Russell 1000  12.0%             0.55% for assets                  0.77%              0.33%
GVIT    Growth Index                    up to $500 million,
Growth
Focus
Fund
                                        0.45% for assets                  0.63%              0.27%
                                        of $500 million
                                        and more but less
                                        than $2 billion,

                                         0.40% for assets of              0.56%              0.24%
                                        $ 2 billion and more

     In the event that the Fund over-or-underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and Turner will receive the applicable base fee. These performance-based fees will be paid from the investment advisory fees received by GMF and will be subject to the same conditions.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

     In determining whether it was appropriate to approve the Investment Advisory Agreements between each Adviser and the Trust, on behalf of each Fund, the Board received extensive information, provided by the Advisers, that the Board believed to be reasonably necessary to conduct its review. The Board carefully evaluated this information, and was advised with respect to its deliberations by legal counsel to the Trust, and the trustees who are not interested persons were also advised by their own independent legal counsel. The Trustees decided to approve the Investment Advisory Agreements on the basis of the following considerations, among others:

     - The investment advisory fee payable to each Adviser under the Investment Advisory Agreement, the anticipated costs to the Adviser of providing these services, the profitability of each Adviser's relationship with the Funds that it advises, and the comparability of the fee to fees paid by other similar investment companies.

     - The nature, quality and extent of the investment advisory services expected to be provided by the Adviser to each of the Funds it advises and such Funds' historic performance and the comparability of such Funds' performance to the performance of similar investment companies.

     - The overall quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Advisers.

     - Any ancillary benefits to the Advisers, including soft dollars received by such Advisers.

     In light of the above considerations and such other factors and information it considered relevant, the Board unanimously determined that the Investment Advisory Agreements should be continued for each of the Funds and that the compensation payable under such Investment Advisory Agreements is fair and reasonable with respect to each such Fund.

     With respect to the addition of new Funds to the Investment Advisory Agreements, the Board has considered similar information, omitting, however, unavailable Fund profitability information and historic Fund performance information.

DISTRIBUTOR

     Gartmore Distribution Services, Inc. ("GDSI") serves as underwriter for each of the Funds of the Trust in the continuous distribution of their shares pursuant to a Underwriting Agreement dated as of May 1, 2001 (the "Underwriting Agreement"). Prior to October 1, 2002, Nationwide Securities, Inc. was the underwriter for the Funds. Unless otherwise terminated, the Underwriting Agreement will continue in effect for the initial term and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. GDSI, located at 1200 River Road, Conshohocken, PA 19428, is a wholly-owned subsidiary of Gartmore Global Asset Management, Inc.

     In its capacity as Distributor, GDSI solicits orders for the sale of shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. GDSI receives no compensation under the Underwriting Agreement with the Trust.

DISTRIBUTION  PLAN

     The Trust, with respect to certain shares of certain Funds, has adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits such Funds to compensate NSI/GDSI, as the Funds' distributor, for expenses associated with the distribution of such Funds' Class II shares or all of the shares in the case of the Gartmore GVIT Investor Destinations Funds and Gartmore GVIT Money Market Fund II. Although actual distribution expenses may be more or less, under the Plan such Funds, or the applicable class, as indicated below, pay their distributor an annual fee in an amount that will not exceed the following amounts:

Gartmore GVIT Gartmore GVIT Total Return Fund          0.25% of the average daily
Gartmore GVIT International Growth Fund                net assets of Class II shares
Gartmore GVIT Global Technology                        of each Fund, all of which
   and Communications Fund                             will be considered a
Gartmore GVIT Emerging Markets Fund                    distribution fee.
Gartmore GVIT Global Health Sciences Fund
Gartmore GVIT Small Cap Growth Fund
Gartmore GVIT Small Company Fund
Turner GVIT Growth Focus Fund


                                       93

Dreyfus GVIT Mid Cap Index Fund
Gartmore GVIT Small Cap Value Fund
Gartmore GVIT Worldwide Leaders Fund
Gartmore GVIT Government Bond Fund
Gartmore GVIT European Leaders Fund
Gartmore GVIT Nationwide Leaders Fund
Gartmore GVIT U.S. Growth Leaders Fund
Gartmore GVIT Asia Pacific Leaders Fund
Gartmore GVIT Global Financial Services Fund
Gartmore GVIT Global Utilities Fund
GVIT Equity 500 Index Fund
Dreyfus GVIT International Value Fund
Gartmore GVIT Mid Cap Growth Fund

Gartmore GVIT Investor Destinations Aggressive Fund    0.25% of the average daily
Gartmore GVIT Investor Destinations Moderately         net assets of shares of each
   Aggressive Fund                                     Fund, all of which will be
Gartmore GVIT Investor Destinations Moderate Fund      considered a distribution fee.
Gartmore GVIT Investor Destinations Moderately
   Conservative Fund
Gartmore GVIT Investor Destinations Conservative Fund
Gartmore GVIT Money Market Fund II

For the fiscal year ended December 31, 2001, the Funds paid to their distributor the following amounts associated with the distribution of such Funds' Class II shares (or all of the shares in the case of the Gartmore GVIT Investor Destinations Funds and Gartmore GVIT Money Market Fund II):

FUND                                                               FEES PAID
-----------------------------------------------------------------  ---------
Gartmore GVIT Worldwide Leaders Fund(1)                            N/A
Gartmore GVIT Nationwide Leaders Fund(1)                           N/A
Gartmore GVIT U.S. Growth Leaders Fund(1)                          N/A
Gartmore GVIT Global Technology and Communications Fund(1)         N/A
Gartmore GVIT Global Health Sciences Fund(1)                       N/A
Gartmore GVIT Global Financial Services Fund(1)                    N/A
Gartmore GVIT Global Utilities Fund(1)                             N/A
Gartmore GVIT Government Bond Fund(1)                              N/A
Gartmore GVIT Gartmore GVIT Total Return Fund(1)                   N/A
Gartmore GVIT Emerging Markets Fund(1)                             N/A
Gartmore GVIT International Growth Fund(1)                         N/A
Turner GVIT Growth Focus Fund(1)                                   N/A
Gartmore GVIT Small Cap Growth Fund(1)                             N/A
Gartmore GVIT Small Company Fund(1)                                N/A
Gartmore GVIT Small Cap Value Fund(1)                              N/A
Dreyfus GVIT Mid Cap Index Fund(1)                                 N/A
Gartmore GVIT Money Market Fund II                                 $ 17,885

FUND                                                               FEES PAID
-----------------------------------------------------------------  ---------
Gartmore GVIT Investor Destinations Aggressive Fund                $     69
Gartmore GVIT Investor Destinations Moderately Aggressive Fund     $     68
Gartmore GVIT Investor Destinations Moderate Fund                  $     69
Gartmore GVIT Investor Destinations Moderately Conservative Fund   $     68
Gartmore GVIT Investor Destinations Conservative Fund              $     68
Gartmore GVIT Asia Pacific Leaders Fund(1)                         N/A
Gartmore GVIT European Leaders Fund(1)                             N/A
GVIT Equity 500 Index Fund(1)                                      N/A
Dreyfus GVIT International Value Fund(1)                           N/A
Gartmore GVIT Mid Cap Growth Fund(1)                               N/A

     1 Class II shares of these Funds had not commenced operations as of December 31, 2001.

     Distribution expenses paid by the distributor may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers as well as payments to broker-dealers for shareholder services.

     As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 1, 2001, and may be amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

     The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

     NSI may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.


FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES

     Under the terms of a Fund Administration Agreement, GSA provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. Gartmore Investor Services, Inc. ("GISI"), a wholly owned subsidiary of GSA, serves as transfer agent and dividend disbursing agent for each of the Funds. Both GSA and GISI are located at 1200 River Road, Conshohocken, Pennsylvania 19428. Beginning December 1, 2001, for the fund administration and transfer agency services, each Fund pays GSA a combined annual fee based on the Trust's average daily net assets according to the following schedule:


                                             AGGREGATE TRUST FEE
                                             -------------------
             ASSET LEVEL*               AS A PERCENTAGE OF NET ASSETS
--------------------------------------  -----------------------------
           up to $1 billion                         0.13%
  $ 1 billion and more up to $3 billion             0.08%
 $ 13 billion and more up to $8 billion             0.05%
 $ 18 billion and more up to $10 billion            0.04%
$  10 billion and more up to $12 billion            0.02%
        $  12 billion or more                       0.01%
---------------
* The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

     GSA pays GISI from these fees for its services.

     Effective September 1, 1999, the fund administration services previously performed for the Funds by NSI were transferred to GSA, an affiliate of NSI and an indirect subsidiary of NFS. In addition, BISYS Fund Services Ohio, Inc. performs certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. The fund administration fees paid, under a previous fee schedule are as follows:

                                               2001
                                             RECEIVED
                                             (1/1/01-     2001      2000       2000      1999      1999
      FUND                                  11/30/01)*   WAIVED   RECEIVED*   WAIVED   RECEIVED*   WAIVED
      ----                                  -----------  -------  ----------  -------  ----------  -------
Gartmore GVIT Nationwide Leaders Fund(1)    $        --  $    --  $      ---  $   ---  $      ---  $   ---
Gartmore GVIT U.S. Growth Leaders Fund(1)           N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Worldwide Leaders Fund             47,751      ---      52,667      ---      25,620      ---
Gartmore GVIT International Growth Fund(2)       68,630      ---           0   25,000         N/A      N/A
Gartmore GVIT Emerging Markets Fund(2)           68,630      ---       5,601   19,399         N/A      N/A
Gartmore GVIT Global Technology
     and Communications Fund(3)                  68,630      ---           0   37,295         N/A      N/A
Gartmore GVIT Global Financial
     Services Fund(4                                N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Global Utilities Fund(4)              N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Global Health Sciences
     Fund(5)                                     68,630      ---           0      619         N/A      N/A
Gartmore GVIT Total Return Fund                 742,343      ---     973,697      ---   1,068,669      ---
Gartmore GVIT Growth Fund                       196,615      ---     422,949      ---     539,831      ---
Gartmore GVIT Government Bond Fund              484,373      ---     377,378      ---     386,796      ---
Gartmore GVIT Money Market Fund               1,041,327      ---     881,362      ---     799,936      ---
GVIT Small Cap Value Fund                       270,559      ---     140,913      ---      67,123      ---
GVIT Small Company Fund                         380,420      ---     445,045      ---      88,960      ---
GVIT Small Cap Growth Fund(6)                    70,506      ---      75,345      ---      49,932   43,393
Turner GVIT Growth Focus Fund(3)                 68,630      ---      37,295      ---         N/A      N/A
Comstock GVIT Value Fund                         35,405      ---      31,080      ---      14,732      ---
Federated GVIT High Income Bond Fund             62,507      ---      48,777      ---      36,554      ---
J.P. Morgan GVIT Balanced Fund                   83,503      ---      65,560      ---      43,819      ---
Dreyfus GVIT Mid Cap Index Fund                 120,456      ---      45,025      ---       9,880      ---
Strong GVIT Mid Cap Growth Fund                 125,606      ---     146,884      ---  $   22,082      ---
MAS GVIT Multi Sector Bond Fund                  99,729      ---      67,855      ---      37,020      ---
Gartmore GVIT Money Market Fund II(1)            12,340      ---         N/A      N/A         N/A      N/A
Gartmore GVIT Investor Destinations
     Aggressive Fund(7)                             N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Investor Destinations
     Moderately Aggressive Fund(7)                  N/A      N/A         N/A      N/A         N/A      N/A
 Gartmore GVIT Investor Destinations
     Moderate Fund(7)                               N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Investor Destinations
     Moderately Conservative Fund(7)                N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Investor Destinations
     Conservative Fund(7)                           N/A      N/A         N/A      N/A         N/A      N/A


                                       97

                                               2001
                                             RECEIVED
                                             (1/1/01-     2001      2000       2000      1999      1999
      FUND                                  11/30/01)*   WAIVED   RECEIVED*   WAIVED   RECEIVED*   WAIVED
      ----                                  -----------  -------  ----------  -------  ----------  -------
Nationwide GVIT Strategic Value Fund             15,725      ---      15,980      ---      11,014      ---
Gartmore GVIT Global Leaders Fund(X)                N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Global Small Companies
     Fund(X)                                        N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT OTC Fund(X)                           N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT European Leaders Fund(X)              N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Asia Pacific Leaders Fund(X)          N/A      N/A         N/A      N/A         N/A      N/A
GVIT Equity 500 Index Fund(X)                       N/A      N/A         N/A      N/A         N/A      N/A
Dreyfus GVIT International Value Fund(X)            N/A      N/A         N/A      N/A         N/A      N/A
Gartmore GVIT Mid Cap Growth Fund(X)                N/A      N/A         N/A      N/A         N/A      N/A

---------------
*     Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect fund administration fees from January 1, 2001 through November 30, 2001.
1     The  Funds  commenced  operations  on  December  31,  2001.
2     The  Funds  commenced  operations  as  of  August  30,  2000.
3     The  Funds  commenced  operations  as  of  June  30,  2000.
4     The  Funds  commenced  operations  on  December  28,  2001
5     The  Fund  commenced  operations  as  of  December  29,  2000.
6     The  Fund  commenced  operations  on  May  1,  1999.
7     The  Funds  commenced  operations  on  December  12,  2001.
X     The  Funds  have  not  yet  commenced  operations.

     For the period of January 1, 2001 through November 30, 2001 and the fiscal years ended December 31, 2000 and 1999, GISI received the following, for the transfer agency services it provided:

                                                                           2001
                                                                         RECEIVED*         2000       1999
       FUND                                                          (1/1/01-11/30/01)   RECEIVED   RECEIVED
       ----                                                          ------------------  ---------  ---------
Gartmore GVIT Nationwide Leaders Fund(1)                             $             ---   $     ---  $     ---
Gartmore GVIT U.S. Growth Leaders Fund(1)                                          N/A         N/A        N/A
Gartmore GVIT Worldwide Leaders Fund                                             6,819       7,523      3,660
Gartmore GVIT International Growth Fund(2)                                         819         320        N/A
Gartmore GVIT Emerging Markets Fund(2)                                             740         158        N/A
Gartmore GVIT Global Technology and Communications Fund(3)                       1,206         456        N/A
Gartmore GVIT Global Financial Services Fund(4)                                    N/A         N/A        N/A
Gartmore GVIT Global Utilities Fund(4)                                             N/A         N/A        N/A
Gartmore GVIT Global Health Sciences Fund(5)                                       206           2        N/A


                                       98

                                                                           2001
                                                                         RECEIVED*         2000       1999
       FUND                                                          (1/1/01-11/30/01)   RECEIVED   RECEIVED
       ----                                                          ------------------  ---------  ---------
Gartmore GVIT Total Return Fund                                                162,585     218,406    242,137
Gartmore GVIT Growth Fund                                                       39,302      84,652    109,943
Gartmore GVIT Government Bond Fund                                              98,683      75,470     77,359
Gartmore GVIT Money Market Fund                                                237,232     195,325    175,087
GVIT Small Cap Value Fund                                                       44,312      20,191      9,589
GVIT Small Company Fund                                                         67,196      71,788     38,947
GVIT Small Cap Growth Fund(6)                                                    9,571       6,093        433
Turner GVIT Growth Focus Fund(3)                                                   915         183        N/A
Comstock GVIT Value Fund                                                         5,056       4,440      2,105
Federated GVIT High Income Bond Fund                                             8,925       6,967      5,222
J.P. Morgan GVIT Balanced Fund                                                  11,923       9,365      6,260
Dreyfus GVIT Mid Cap Index Fund                                                 17,199       6,431      1,411
Strong GVIT Mid Cap Growth Fund                                                 17,953      21,173      3,155
MAS GVIT Multi Sector Bond Fund                                                 14,240       9,693      5,288
Gartmore GVIT Money Market Fund II(1)                                              437         N/A        N/A
Gartmore GVIT Investor Destinations Aggressive Fund(7)                             N/A         N/A        N/A
Gartmore GVIT Investor Destinations Moderately Aggressive Fund(7)                  N/A         N/A        N/A
Gartmore GVIT Investor Destinations Moderate Fund(7)                               N/A         N/A        N/A
Gartmore GVIT Investor Destinations Moderately Conservative Fund(7)                N/A         N/A        N/A
Gartmore GVIT Investor Destinations Conservative Fund(7)                           N/A         N/A        N/A
Nationwide GVIT Strategic Value Fund                                             2,246       2,283      1,573
Gartmore GVIT Global Leaders Fund(X)                                               N/A         N/A        N/A
Gartmore GVIT Global Small Companies Fund(X)                                       N/A         N/A        N/A
Gartmore GVIT OTC Fund(X)                                                          N/A         N/A        N/A
Gartmore GVIT European Leaders Fund(X)                                             N/A         N/A        N/A
Gartmore GVIT Asia Pacific Leaders Fund(X)                                         N/A         N/A        N/A
GVIT Equity 500 Index Fund(X)                                                      N/A         N/A        N/A
Dreyfus GVIT International Value Fund(X)                                           N/A         N/A        N/A
Gartmore GVIT Mid Cap Growth Fund(X)                                               N/A         N/A        N/A

*     Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect transfer agency fees from January 1, 2001 through November 30, 2001.
1     The  Funds  commenced  operations  on  December  31,  2001.
2     The  Funds  commenced  operations  as  of  August  30,  2000.
3     The  Funds  commenced  operations  as  of  June  30,  2000.
4     The  Funds  commenced  operations  on  December  28,  2001
5     The  Fund  commenced  operations  as  of  December  29,  2000.
6     The  Fund  commenced  operations  on  May  1,  1999.
7     The  Funds  commenced  operations  on  December  12,  2001.
X     The  Funds  have  not  yet  commenced  operations.

     For the period of December 1, 2001 to December 31, 2001, GSA received the following, for the fund administration services provided by GSA and for the transfer agency services provided by GISI:

                                                                      DECEMBER
                                                                        2001
                           FUND                                      RECEIVED*
-------------------------------------------------------------------  ----------
Gartmore GVIT Nationwide Leaders Fund(1)                             $       25
Gartmore GVIT U.S. Growth Leaders Fund(1)                                    75
Gartmore GVIT Worldwide Leaders Fund                                      3,880
Gartmore GVIT International Growth Fund(2)                                  484
Gartmore GVIT Emerging Markets Fund(2)                                      849
Gartmore GVIT Global Technology and Communications Fund(3)                  875
Gartmore GVIT Global Financial Services Fund(4)                              75
Gartmore GVIT Global Utilities Fund(4)                                       74
Gartmore GVIT Global Health Sciences Fund(5)                                139
Gartmore GVIT Total Return Fund                                          91,431
Gartmore GVIT Growth Fund                                                19,748
Gartmore GVIT Government Bond Fund                                       71,439
Gartmore GVIT Money Market Fund                                         162,281
GVIT Small Cap Value Fund                                                35,615
GVIT Small Company Fund                                                  39,879
GVIT Small Cap Growth Fund(6)                                             7,207
Turner GVIT Growth Focus Fund(3)                                          1,034
Comstock GVIT Value Fund                                                  2,881
Federated GVIT High Income Bond Fund                                      6,243
J.P. Morgan GVIT Balanced Fund                                            8,137
Dreyfus GVIT Mid Cap Index Fund                                          13,221
Strong GVIT Mid Cap Growth Fund                                           9,291
MAS GVIT Multi Sector Bond Fund                                           9,645
Gartmore GVIT Money Market Fund II(1)                                     1,804
Gartmore GVIT Investor Destinations Aggressive Fund(7)                      N/A
Gartmore GVIT Investor Destinations Moderately Aggressive Fund(7)           N/A
Gartmore GVIT Investor Destinations Moderate Fund(7)                        N/A
Gartmore GVIT Investor Destinations Moderately Conservative Fund(7)         N/A

                                                                      DECEMBER
                                                                        2001
                           FUND                                      RECEIVED*
-------------------------------------------------------------------  ----------
Gartmore GVIT Investor Destinations Conservative Fund(7)                    N/A
Nationwide GVIT Strategic Value Fund                                      1,231
Gartmore GVIT Global Leaders Fund(X)                                        N/A
Gartmore GVIT Global Small Companies Fund(X)                                N/A
Gartmore GVIT OTC Fund(X)                                                   N/A
Gartmore GVIT European Leaders Fund(X)                                      N/A
Gartmore GVIT Asia Pacific Leaders Fund(X)                                  N/A
GVIT Equity 500 Index Fund(X)                                               N/A
Dreyfus GVIT International Value Fund(X)                                    N/A
Gartmore GVIT Mid Cap Growth Fund(X)                                        N/A

* Numbers reflect the net amount of fees received after all applicable waivers. As noted above, fund administration and transfer agency fees were combined effective December 1, 2001. The numbers for 2001 reflect combined fund administration and transfer agency fees from December 1, 2001 through December 31, 2001.
1    The Funds commenced operations on December 31, 2001.
2    The Funds commenced operations as of August 30, 2000.
3    The Funds commenced operations as of June 30, 2000.
4    The Funds commenced operations on December 28, 2001
5    The Fund commenced operations as of December 29, 2000.
6    The Fund commenced operations on May 1, 1999.
7    The Funds commenced operations on December 12, 2001.
X    The Funds have not yet commenced operations.

SUB-ADMINISTRATION

     GSA has entered into a Services Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), and GISI has entered into a Sub-Transfer Agent Agreement with BISYS, effective November 1, 2001, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, GSA pays BISYS an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                                            AGGREGATE TRUST FEE
             ASSET LEVEL*               AS A PERCENTAGE OF NET ASSETS
--------------------------------------  ------------------------------
           up to $1 billion                         0.10%
  $ 1 billion and more up to $3 billion             0.05%
 $  3 billion and more up to $8 billion             0.04%
 $  8 billion and more up to $10 billion            0.02%
$ 10 billion and more up to $12 billion             0.01%
        $ 12 billion or more                        0.005%

---------------
** The assets of each of the GVIT Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The GVIT Investor Destinations Funds do not pay any part of this fee.

     For the period of January 1, 2001 through October 31, 2001 and the fiscal years ended December 31, 2000 and 1999, BISYS received (under a previous fee schedule) $6,228,787, $6,385,351 and $1,965,403, respectively, for the sub-administration services it provided and $3,676,394, $4,182,062 and $1,352,670 for the sub-transfer agency services it provided. Effective November 1, 2001, the sub-administration and sub-transfer agency fees were combined. For the period November 1 to December 31, 2001, BISYS received $1,803,079 for the combined sub-administration and sub-transfer agency services it provided.

ADMINISTRATIVE  SERVICE  PLAN

     Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

     As authorized by the Administrative Services Plan, the Trust has entered into a Servicing Agreement, effective July 1, 1999, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class I, Class II and Class III shares of the Funds and at the annual rate of up to 0.10% of the average daily net assets of the Class V shares held by customers of NFS or any such other entity.

     During the fiscal years ended December 31, 2001, 2000 and 1999, NFS and its affiliates received $12,276,973, $11,053,480 and $5,398,688 in administrative services fees from the Funds.

CUSTODIAN

     Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. Pursuant to the Custodian Agreement, Fifth Third utilizes the services of the global custody network of Bank of New York for foreign custody of the Funds' assets. The Custodian performs no managerial or policy making functions for the Funds.

LEGAL  COUNSEL

     Stradley Ronon Stevens & Young, LLP, 2600 Commerce Square, Philadelphia, PA 19103, serves as the Trust's legal counsel.

INDEPENDENT  ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 E. Broad Street, Columbus, Ohio 43215 serves as independent accountants for the Trust.

BROKERAGE  ALLOCATIONS

     A Fund's Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commission are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

     Except as described below, the primary consideration in portfolio security transactions is "best price execution of the transaction," i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the adviser and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

     Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a Subadviser. In placing orders with such broker-dealers, the adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or Subadviser's normal research activities or expenses.

     Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

     There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

     In purchasing and selling investments for the Funds, it is the policy of each of the advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchase or sole; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

     The Advisers and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934 that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic on modeling software, market data fees and historical market information. Any such research and other information provided by brokers to an Adviser or Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the Advisers and Subadvisors pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the Advisers or a Subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the Advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator. For the fiscal year ended December 31, 2001, all the affiliated advisers of Gartmore Global Investments for both Gartmore Variable Insurance Trust and Gartmore Mutual Funds, including but not limited to, GMF, GSA, GGAMT, and Gartmore Trust Company, received soft dollar commissions of $4,043,823 for all their advisory clients, including the Funds.

     The following tables list the amount of brokerage commissions (excluding directed brokerage) and the amount of transactions and related commissions paid to brokers providing research and other services to the subadvisers for the following periods:

                      FOR THE YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------------------------
                                                              TRANSACTIONS  RELATED  TO
                                                              -------------------------
                                                         BROKERAGE  OR  RESEARCH  SERVICES(1)
                                                         ------------------------------------
------------------------------------------------------------------------------------------------
              FUND                                     COMMISSION      $AMOUNT      COMMISSION
              ----                                     -----------  --------------  -----------
------------------------------------------------------------------------------------------------
Gartmore GVIT Nationwide Leaders Fund(2)               $       488  $               $
------------------------------------------------------------------------------------------------
Gartmore GVIT U.S. Growth Leaders Fund(2)                    1,630              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                       279,537              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT International Growth Fund(3)                  99,551              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund(3)                      72,797              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Global Technology
    and Communications Fund(4)                             145,558       3,399,892        5,993
------------------------------------------------------------------------------------------------
Gartmore GVIT Global Financial Services Fund(5)              2,449              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Global Utilities Fund(5)                       3,520              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund(6)                21,697       1,673,320        1,942
------------------------------------------------------------------------------------------------
Gartmore GVIT Total Return Fund                          2,615,444     578,826,967      851,570
------------------------------------------------------------------------------------------------
Gartmore GVIT Growth Fund                                1,685,987     306,190,755      452,943
------------------------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                               0              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund                                  0              --           --
------------------------------------------------------------------------------------------------
GVIT Small Cap Value Fund                                2,996,661      66,454,430      212,029
------------------------------------------------------------------------------------------------
GVIT Small Company Fund                                  2,122,835     724,349,996    2,335,097
------------------------------------------------------------------------------------------------
GVIT Small Cap Growth Fund                                 198,124     156,978,470      282,170
------------------------------------------------------------------------------------------------
Turner GVIT Growth Focus Fund(4)                           221,687       2,408,070        1,960
------------------------------------------------------------------------------------------------
Comstock GVIT Value Fund                                    96,410      16,225,687       20,966
------------------------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund                           267              --           --
------------------------------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                              82,493              --           --
------------------------------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                             65,724              --           --
------------------------------------------------------------------------------------------------
Strong GVIT Mid Cap Growth Fund                          2,347,489   2,429,578,645    4,107,903
------------------------------------------------------------------------------------------------


                                      106

                      FOR THE YEAR ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------------------------
                                                              TRANSACTIONS  RELATED  TO
                                                              -------------------------
                                                         BROKERAGE  OR  RESEARCH  SERVICES(1)
                                                         ------------------------------------
------------------------------------------------------------------------------------------------
              FUND                                     COMMISSION      $AMOUNT      COMMISSION
              ----                                     -----------  --------------  -----------
------------------------------------------------------------------------------------------------
MAS GVIT Multi Sector Bond Fund                                  0              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Money Market Fund II(7)                            0              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Investor DestinationsAggressive Fund(8)            0              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Aggressive Fund(8)                                    0              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderate Fund(8)                                                 0              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Moderately Conservative Fund(8)                                  0              --           --
------------------------------------------------------------------------------------------------
Gartmore GVIT Investor Destinations
Conservative Fund(8)                                             0              --           --
------------------------------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund                       127,268      70,797,569      166,397
------------------------------------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(X)                           N/A          N/A             N/A
------------------------------------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(X)                   N/A          N/A             N/A
------------------------------------------------------------------------------------------------
Gartmore GVIT OTC FundX)                                       N/A          N/A             N/A
------------------------------------------------------------------------------------------------
Gartmore GVIT European Leaders Fund(X)                         N/A          N/A             N/A
------------------------------------------------------------------------------------------------
Gartmore GVIT Asia Pacific Leaders Fund(X)                     N/A          N/A             N/A
------------------------------------------------------------------------------------------------
GVIT Equity 500 Index Fund(X)                                  N/A          N/A             N/A
------------------------------------------------------------------------------------------------
Dreyfus GVIT International Value Fund(X)                       N/A          N/A             N/A
------------------------------------------------------------------------------------------------
Gartmore GVIT Mid Cap Growth Fund(X)                           N/A          N/A             N/A
------------------------------------------------------------------------------------------------

---------------

1     To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the
      Funds have not independently verified it.
2     The  Funds  commenced  operations  as  of  December  31,  2001.
3     The  Funds  commenced  operations  as  of  August  30,  2000.
4     The  Funds  commenced  operations  as  of  June  30,  2000.
5     The  Funds  commenced  operations  as  of  December  28,  2001.
6     The  Fund  commenced  operations  as  of  December  29,  2000.
7     The  Funds  commenced  operations  as  of  October  2,  2001.
8     The  Funds  commenced  operations  as  of  December  12,  2001.
X     The  Fund  has  not  yet  commenced  operations.

                      FOR THE YEAR ENDED DECEMBER 31, 2000
-----------------------------------------------------------------------------------------
                                                       TRANSACTIONS  RELATED  TO
                                                       -------------------------
                                                  BROKERAGE  OR  RESEARCH  SERVICES(1)
                                                  ------------------------------------
        FUND                                     COMMISSION     $AMOUNT     COMMISSION
        ----                                     -----------  ------------  -----------
-----------------------------------------------------------------------------------------
Strong GVIT Mid Cap Growth Fund                  $ 3,333,396  $363,014,518  $   323,019
-----------------------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund                  72,533     7,548,638       13,061
-----------------------------------------------------------------------------------------
Comstock GVIT Value Fund                              50,307            --           --
-----------------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund                       0            --           --
-----------------------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund                       119,026            --           --
-----------------------------------------------------------------------------------------
MAS GVIT Multi Sector Bond Fund                            0            --           --
-----------------------------------------------------------------------------------------
GVIT Small Cap Value Fund                                  0   104,206,444      336,125
-----------------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund                 343,746            --           --
-----------------------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund                      123,246            --           --
-----------------------------------------------------------------------------------------
GVIT Small Cap Growth Fund                           156,285            --           --
-----------------------------------------------------------------------------------------
GVIT Small Company Fund(2)                         2,281,254   182,649,855      280,636
-----------------------------------------------------------------------------------------
Nationwide Income Fund                                     0            --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Total Return Fund(2)                 5,658,548            --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Growth Fund(2)                       1,930,966            --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund                         0            --           --
-----------------------------------------------------------------------------------------
Turner GVIT Growth Focus Fund(3)                      62,510         3,295        5,000
-----------------------------------------------------------------------------------------
Gartmore GVIT Global Technology
-----------------------------------------------------------------------------------------
    and Communications Fund(2, 3)                     30,950            --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Global Health Sciences Fund(2, 4)        2,030            --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Emerging Markets Fund(2, 5)             14,279            --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT International Growth Fund(2, 5)         34,401            --           --
-----------------------------------------------------------------------------------------
Gartmore GVIT Global Leaders Fund(6)                     N/A          N/A           N/A
-----------------------------------------------------------------------------------------
Gartmore GVIT European Growth Fund(6)                    N/A          N/A           N/A
-----------------------------------------------------------------------------------------
Gartmore GVIT Global Small Companies Fund(6)             N/A          N/A           N/A
-----------------------------------------------------------------------------------------
Gartmore GVIT OTC Fund(6)                                N/A          N/A           N/A
-----------------------------------------------------------------------------------------
---------------

1 To the extent the Fund is managed by a subadviser, this information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
2 For the fiscal year ended December 31, 2000, all the affiliated advisers of Gartmore Global Investments for both Gartmore Variable Insurance Trust and Gartmore Mutual Funds, including but not limited to GMF, GSA, GGAMT, and Gartmore Trust Company, received soft dollar commissions of $2,942,454 for all their advisory clients, including the Funds. This total may include soft dollar commissions related to these Funds.
3    The  Funds  commenced  operations  as  of  June  30,  2000.
4    The  Fund  commenced  operations  as  of  December  29,  2000.
5    The  Funds  commenced  operations  as  of  August  30,  2000.
6    The  Fund  had  not  yet  commenced  operations.

                   FOR THE YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
                                             TRANSACTIONS  RELATED  TO
                                             -------------------------
                                        BROKERAGE  OR  RESEARCH  SERVICES(1)
                                        ------------------------------------
-------------------------------------------------------------------------------
         FUND                          COMMISSION     $AMOUNT     COMMISSION
         ----                          -----------  ------------  -----------
-------------------------------------------------------------------------------
Strong GVIT Mid Cap Growth Fund        $   348,253  $ 77,864,109  $    98,375
-------------------------------------------------------------------------------
Nationwide GVIT Strategic Value Fund        66,667     5,013,018        7,859
-------------------------------------------------------------------------------
Comstock GVIT Value Fund                    27,780     8,088,262        8,659
-------------------------------------------------------------------------------
Federated GVIT High Income Bond Fund           379            --           --
-------------------------------------------------------------------------------
J.P. Morgan GVIT Balanced Fund              47,558       858,024        1,248
-------------------------------------------------------------------------------
MAS GVIT Multi Sector Bond Fund                 --            --           --
-------------------------------------------------------------------------------
GVIT Small Cap Value Fund                1,199,913   124,965,494      316,630
-------------------------------------------------------------------------------
Gartmore GVIT Worldwide Leaders Fund       102,624            --           --
-------------------------------------------------------------------------------
Dreyfus GVIT Mid Cap Index Fund             60,773            --           --
-------------------------------------------------------------------------------
GVIT Small Cap Growth Fund(2)               16,381     6,004,581        9,600
-------------------------------------------------------------------------------
GVIT Small Company Fund(3)                 996,995   141,963,141      282,969
-------------------------------------------------------------------------------
Nationwide Income Fund                          --            --           --
-------------------------------------------------------------------------------
Gartmore GVIT Total Return Fund          1,982,239            --           --
-------------------------------------------------------------------------------
Gartmore GVIT Growth Fund                  651,886            --           --
-------------------------------------------------------------------------------
Gartmore GVIT Government Bond Fund              --            --           --

---------------

1 This information has been provided by the respective Fund's subadvisers, and the information is believed to be reliable, however, the Funds have not independently verified it.
2    The Small Cap Growth Fund commenced operations on May 1, 1999.
3 The information provided for '$ Amount' under Transactions Related to Brokerage or Research Services for this Fund does not reflect the impact of $15,200 of commissions because the former subadviser to which this information pertains was unable to furnish the related transactions '$ Amount'.

     Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

     Certain of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker/dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker/dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliated broker/dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker/dealer considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

     The following table lists the amount of brokerage commissions paid to affiliated brokers:

--------------------------------------------------------------------
                                                 COMMISSIONS
--------------------------------------------------------------------
        FUND             BROKER             2001    2000     1999
--------------------------------------------------------------------
GVIT Small          Neuberger & Berman    $35,755  $65,527  $42,706
   Company Fund
--------------------------------------------------------------------
GVIT Small Cap      Neuberger & Berman    $18,703  $ 6,355  $   ---
   Growth Fund
--------------------------------------------------------------------
Dreyfus GVIT Mid    Mellon Bank           $ 5,661  $   566  $   ---
   Cap Index Fund
--------------------------------------------------------------------
J.P. Morgan GVIT    Salomon Smith Barney  $ 6,114  $   ---  $ 3,220
     Balanced Fund
--------------------------------------------------------------------
GVIT Small          Lazard Freres         $   920  $   ---  $   290
   Company Fund
--------------------------------------------------------------------

     During the year ended December 31, 2001, commissions paid by the GVIT Small Company Fund to Neuberger & Berman represented 1.68% of total commissions paid by the Fund or 1.50% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2001, commissions paid by the GVIT Small Cap Growth Fund to Neuberger & Berman represented 9.44% of total commissions paid by the Fund or 8.11% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2001, commissions paid by the Dreyfus GVIT Mid Cap Index Fund to Mellon Bank represented 8.61% of total commissions paid by the Fund or 4.25% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2001, commissions paid by the J.P. Morgan GVIT Balanced Fund to Salomon Smith Barney represented 7.41% of total commissions paid by the Fund or 5.27% of the aggregate dollar amount of transactions involving the payment of commissions. During the year ended December 31, 2001, commissions paid by the GVIT Small Company Fund to Lazard Freres represented 0.04% of total commissions paid by the Fund or 0.02% of the aggregate dollar amount of transactions involving the payment of commissions.

     As of December 31, 2001, none of the Funds held investments in their regular brokers or dealers.

PURCHASES,  REDEMPTIONS  AND  PRICING  OF  SHARES

     An insurance company purchases shares of the Funds at their net asset value ("NAV") using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.

     All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

     The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). The Trust will not compute NAV for the Funds on customary national business holidays, including the following:
Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day.

     The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class' shares outstanding.

     Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern
Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 day or less are considered to be "short-term" and are valued at amortized cost which approximated market value. The pricing service activities and results are reviewed by an officer of the Trust.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provided a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees of the Trust.

     The pricing service activities and results are reviewed by an officer of the Trust. Securities and other assets, for which such market prices are unavailable or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Fund's investment adviser or its designee, are valued at fair value under procedures approved by the Trust's Board of Trustees. For the Gartmore GVIT Money Market Fund and Gartmore GVIT Money Market Fund II, all securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act.

     A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust's transfer agent, GISI.

     The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

ADDITIONAL  INFORMATION

DESCRIPTION  OF  SHARES

     The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds and currently has authorized 37 separate funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES                                                                                     SHARE CLASSES
------                                                                                     -------------
Gartmore GVIT Total Return Fund                                   Class I, Class II, Class III, Class IV
Gartmore GVIT Growth Fund                                                              Class I, Class IV
Gartmore GVIT Government Bond Fund                                Class I, Class II, Class III, Class IV
Gartmore GVIT Money Market Fund                                                        Class I, Class IV
GVIT Small Company Fund                                           Class I, Class II, Class III, Class IV
J.P. Morgan GVIT Balanced Fund                                                         Class I, Class IV
Comstock GVIT Value Fund                                                               Class I, Class IV
Gartmore GVIT Worldwide Leaders Fund                                                  Class I, Class III
Federated GVIT High Income Bond Fund                                                  Class I, Class III
MAS GVIT Multi Sector Bond Fund                                                       Class I, Class III
GVIT Small Cap Value Fund                                         Class I, Class II, Class III, Class IV
Dreyfus GVIT Mid Cap Index Fund                                             Class I, Class II, Class III
GVIT Small Cap Growth Fund                                                  Class I, Class II, Class III
Strong GVIT Mid Cap Growth Fund                                                       Class I, Class III
Nationwide GVIT Strategic Value Fund                                                             Class I
Turner GVIT Growth Focus Fund                                               Class I, Class II, Class III
Gartmore GVIT Global Technology and Communications Fund                     Class I, Class II, Class III
Gartmore GVIT Global Health Sciences Fund                                   Class I, Class II, Class III
Gartmore GVIT Emerging Markets Fund                                         Class I, Class II, Class III
Gartmore GVIT International Growth Fund                                     Class I, Class II, Class III
Gartmore GVIT Global Leaders Fund                                                                Class I
Gartmore GVIT European Leaders Fund                                         Class I, Class II, Class III
Gartmore GVIT Global Small Companies Fund                                                        Class I
Gartmore GVIT OTC Fund                                                                           Class I
Gartmore GVIT Nationwide Leaders Fund                                       Class I, Class II, Class III
Gartmore GVIT U.S. Growth Leaders Fund                                      Class I, Class II, Class III
Gartmore GVIT Asia Pacific Leaders Fund                                     Class I, Class II, Class III


                                      113

SERIES                                                                                     SHARE CLASSES
------                                                                                     -------------
Gartmore GVIT Global Financial Services Fund                                Class I, Class II, Class III
Gartmore GVIT Global Utilities Fund                                         Class I, Class II, Class III
Gartmore GVIT Investor Destinations Aggressive Fund                                 No Class Designation
Gartmore GVIT Investor Destinations Moderately Aggressive Fund                      No Class Designation
Gartmore GVIT Investor Destinations Moderate Fund                                   No Class Designation
Gartmore GVIT Investor Destinations Moderately Conservative Fund                    No Class Designation
Gartmore GVIT Investor Destinations Conservative Fund                               No Class Designation
Gartmore GVIT Money Market Fund II                                                  No Class Designation
GVIT Equity 500 Index Fund                                                   Class I, Class II, Class IV
Dreyfus GVIT International Value Fund                             Class I, Class II, Class III, Class IV
Gartmore GVIT Mid Cap Growth Fund                                            Class I, Class II, Class IV

     You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING  RIGHTS

     Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:

     (1)  designate  series  of  the  Trust;  or

     (2)  change  the  name  of  the  Trust;  or

     (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

     Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.

SHAREHOLDER  INQUIRIES

     All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS

     Election to be taxed as a regulated investment company. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

     Diversification requirements. Each Fund (including each Underlying Fund of GVIT Investors Destinations Funds) intends to comply with the diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

OTHER TAX CONSEQUENCES

     Effect of foreign investments on distributions. Certain Funds (including the Underlying Funds of GVIT Investors Destinations Funds) may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

     Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by the Funds. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss.

     Investment in PFIC securities. If a Fund (including an Underlying Fund of GVIT Investors Destinations Funds) invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

     Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

     Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

THE FOLLOWING PARAGRAPH ONLY APPLIES TO THE GARTMORE GVIT MONEY MARKET FUND AND THE GARTMORE GVIT MONEY MARKET FUND II:

     Maintaining a $1 share price. Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Gartmore GVIT Money Market Fund or the Gartmore GVIT Money Market Fund II to adjust distributions to maintain its respective $1 share price. These procedures may result in under- or over-distributions by the Fund of its respective net investment income.

TAX  CONSEQUENCES  TO  SHAREHOLDERS

     Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

FINANCIAL  STATEMENTS

     The Report of Independent Accountants and Financial Statements of the Trust for the period ended December 31, 2001 are incorporated by reference to the Trust's Annual Report and Semi-Annual Report. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

APPENDIX  A

                                  DEBT RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The  ratings  are  based,  in  varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.   Nature  of  and  provisions  of  the  obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA- Debt  rated  'AAA' has the highest rating assigned by Standard & Poor's.
     Capacity  to  pay  interest  and  repay  principal  is  extremely  strong.

AA- Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A- Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB- Debt rated 'BB' is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B- Debt rated 'B' has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC- Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC-  Debt  rated  'CC'  typically  is currently highly vulnerable to nonpayment.

C- Debt rated 'C' signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

Aaa- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.

               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC   Bonds  are  considered  a  high  default  risk.  Default is a real
and  C    possibility.  Capacity  for  meeting  financial  commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' rating signal imminent default.

DDD,  DD  Bonds  are  in  default.  Such  bonds  are  not  meeting  current
and  D    obligations  and  are  extremely  speculative.  'DDD'  designates  the highest potential for recovery of amounts outstanding on any securities involved and 'D' represents the lowest potential for recovery.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS


A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The  following  criteria  will  be  used  in  making  the  assessment:

     1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

     2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note  rating  symbols  and  definitions  are  as  follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative  capacity  to  pay  principal  and  interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers  rated  Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

MIG  1/VMIG 1     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG  2/VMIG  2    This  designation denotes high quality. Margins of protection are  ample  although not so large as in the preceding group.

MIG  3/VMIG  3    This  designation  denotes  favorable  quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG  4/VMIG 4     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Exhibit 17(c)
================================================================================



                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST














                                  ANNUAL REPORT
                                DECEMBER 31, 2001



================================================================================
--------------------------------------------------------------------------------

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                  ANNUAL REPORT

                                DECEMBER 31, 2001


                                TABLE OF CONTENTS


Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . .    1

Statement of Investments:

     Total Return Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .    2

     Capital Appreciation Fund. . . . . . . . . . . . . . . . . . . . . . .    5

     Government Bond Fund . . . . . . . . . . . . . . . . . . . . . . . . .    7

     Nationwide Small Company Fund. . . . . . . . . . . . . . . . . . . . .    9

     Money Market Fund   .. . . . . . . . . . . . . . . . . . . . . . . . .   19

     Money Market Fund II . . . . . . . . . . . . . . . . . . . . . . . . .   22

     J.P. Morgan NSAT Balanced Fund . . . . . . . . . . . . . . . . . . . .   24

     Strong NSAT Mid Cap Growth Fund. . . . . . . . . . . . . . . . . . . .   30

     Nationwide Strategic Value Fund. . . . . . . . . . . . . . . . . . . .   32

     Federated NSAT Equity Income Fund. . . . . . . . . . . . . . . . . . .   34

     Federated NSAT High Income Bond Fund . . . . . . . . . . . . . . . . .   36

     MAS NSAT Multi Sector Bond Fund. . . . . . . . . . . . . . . . . . . .   42

     Nationwide Small Cap Value Fund. . . . . . . . . . . . . . . . . . . .   49

     Nationwide Small Cap Growth Fund . . . . . . . . . . . . . . . . . . .   53

     Nationwide Global 50 Fund. . . . . . . . . . . . . . . . . . . . . . .   57

     Dreyfus NSAT Mid Cap Index Fund. . . . . . . . . . . . . . . . . . . .   60

     Turner NSAT Growth Focus Fund. . . . . . . . . . . . . . . . . . . . .   65

     Gartmore NSAT Millennium Growth Fund . . . . . . . . . . . . . . . . .   66

     Gartmore NSAT Global Technology and Communications Fund. . . . . . . .   68

     Gartmore NSAT Global Health Sciences Fund. . . . . . . . . . . . . . .   70

     Gartmore GVIT U.S. Leaders Fund. . . . . . . . . . . . . . . . . . . .   71

     Gartmore NSAT Emerging Markets Fund. . . . . . . . . . . . . . . . . .   72

     Gartmore NSAT International Growth Fund. . . . . . . . . . . . . . . .   75

     NSAT Investor Destinations Aggressive Fund . . . . . . . . . . . . . .   79

     NSAT Investor Destinations Moderately Aggressive Fund. . . . . . . . .   80

     NSAT Investor Destinations Moderate Fund . . . . . . . . . . . . . . .   81

     NSAT Investor Destinations Moderately Conservative Fund. . . . . . . .   82

     NSAT Investor Destinations Conservative Fund . . . . . . . . . . . . .   83

     Gartmore GVIT U.S. Growth Leaders Fund . . . . . . . . . . . . . . . .   84

     Gartmore GVIT Global Utilities Fund. . . . . . . . . . . . . . . . . .   85

     Gartmore GVIT Global Financial Services Fund . . . . . . . . . . . . .   87

Statements of Assets and Liabilities. . . . . . . . . . . . . . . . . . . .   89

Statements of Operations   .. . . . . . . . . . . . . . . . . . . . . . . .   95

Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . .  101

Financial Highlights. . . . . . . . . . . . . . . . . . . . . . . . . . . .  114

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . .  136

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of
NATIONWIDE(R) SEPARATE ACCOUNT TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Total Return Fund, Capital Appreciation Fund, Government Bond Fund, Nationwide Small Company Fund, Money Market Fund, Money Market Fund II, J.P. Morgan NSAT Balanced Fund, Strong NSAT Mid Cap Growth Fund, Nationwide Strategic Value Fund, Federated NSAT Equity Income Fund, Federated NSAT High Income Bond Fund, MAS NSAT Multi Sector Bond Fund, Nationwide Small Cap Value Fund, Nationwide Small Cap Growth Fund, Nationwide Global 50 Fund, Dreyfus NSAT Mid Cap Index Fund, Turner NSAT Growth Focus, Gartmore NSAT Millennium Growth Fund, Gartmore NSAT Global Technology and Communications Fund, Gartmore NSAT Global Health Sciences Fund, Gartmore GVIT U.S. Leaders, Gartmore NSAT Emerging Markets Fund, Gartmore NSAT International Growth Fund, NSAT Investor Destinations Aggressive Fund, NSAT Investor Destinations Moderately Aggressive Fund, NSAT Investor Destinations Moderate Fund, NSAT Investor Destinations Moderately Conservative Fund, NSAT Investor Destinations Conservative Fund, Gartmore GVIT U.S. Growth Leaders, Gartmore GVIT Global Utilities, and Gartmore GVIT Global Financial Services (thirty-one portfolios constituting the NATIONWIDE(R) SEPARATE ACCOUNT TRUST, hereafter referred to as the "Trust") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Columbus, OH
February 22, 2002

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                TOTAL RETURN FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

====================================================================
SECURITY DESCRIPTION                          SHARES        VALUE
====================================================================
 COMMON STOCKS (97.3%)

 AEROSPACE / DEFENSE (0.9%)
 Boeing Co. (The)                               118,181  $ 4,583,059
 Goodrich (B.F.) Co.                            261,500    6,961,130
 Lockheed Martin Corp.                              450       21,002
 Rockwell International Corp.                    43,300      773,338
 United Technologies Corp.                       44,997    2,908,156
                                                         -----------
                                                          15,246,685
                                                         -----------
 ALUMINUM (0.2%)
 Alcoa, Inc.                                    117,524    4,177,978
                                                         -----------
 AUTO PARTS & EQUIPMENT (0.2%)
 Delphi Automotive Systems Corp.                193,900    2,648,674
                                                         -----------
 BEVERAGES / ALCOHOLIC (1.7%)
 Anheuser-Busch Cos., Inc.                      631,300   28,541,073
                                                         -----------
 BEVERAGES / SOFT DRINK (2.0%)
 Coca-Cola Co.                                   73,400    3,460,810
 PepsiCo, Inc.                                  600,760   29,251,004
                                                         -----------
                                                          32,711,814
                                                         -----------
 BROADCAST MEDIA / CABLE TELEVISION (1.2%)
 AOL Time Warner (b)                            329,020   10,561,542
 Comcast Corp. Special Class A (b)               80,300    2,890,800
 Univision Communications, Inc. (b)              52,700    2,132,242
 Viacom, Inc. Class B (b)                       118,900    5,249,435
                                                         -----------
                                                          20,834,019
                                                         -----------
 CAPITAL GOODS (6.0%)
 Cummins Engine, Inc.                           234,970    9,055,744
 Deere & Co.                                     42,002    1,833,807
 Dover Corp.                                    229,500    8,507,565
 Eaton Corp.                                    278,400   20,715,744
 Genuine Parts Co.                              123,600    4,536,120
 Minnesota Mining
 & Manufacturing Co.                            178,300   21,076,843
 PACCAR, Inc.                                   193,400   12,690,908
 Pall Corp.                                     487,413   11,727,157
 Parker-Hannifin Corp.                          264,500   12,143,195
                                                         -----------
                                                         102,287,083
                                                         -----------
 CHEMICALS (1.6%)
 E.I. du Pont de Nemours and Co.                142,545    6,059,588
 Eastman Chemical Co.                           194,200    7,577,684
 Ecolab, Inc.                                   244,200    9,829,050
 Rohm & Haas Co.                                 94,600    3,275,998
                                                         -----------
                                                          26,742,320
                                                         -----------
 COMMUNICATION EQUIPMENT (0.7%)
 Lucent Technologies, Inc.                      541,755    3,407,639
 Motorola, Inc.                                 335,594    5,040,622
 Nortel Networks Corp.                          412,630    3,094,725
                                                         -----------
                                                          11,542,986
                                                         -----------

====================================================================
SECURITY DESCRIPTION                         SHARES        VALUE
====================================================================
 COMMON STOCKS (CONTINUED)

 COMPUTER EQUIPMENT (6.1%)
 Compaq Computer Corp                          898,950  $ 8,773,752
 Dell Computer Corp. (b)                       410,430   11,155,487
 EMC Corp. (b)                                 313,480    4,213,171
 Hewlett-Packard Co.                           828,301   17,013,303
 Intel Corp.                                 1,145,100   36,013,395
 International Business
 Machines Corp.                                219,183   26,512,376
                                                        -----------
                                                        103,681,484
                                                        -----------
 COMPUTER SOFTWARE & SERVICES (7.0%)
 Automatic Data Processing, Inc.               108,740    6,404,786
 BMC Software, Inc. (b)                        335,270    5,488,370
 Cadence Design Systems, Inc. (b)              206,100    4,517,712
 Cisco Systems, Inc. (b)                     1,216,827   22,036,737
 Computer Sciences Corp. (b)                    27,400    1,342,052
 Microsoft Corp. (b)                           948,528   62,839,980
 NCR Corp. (b)                                  34,100    1,256,926
 Oracle Corp. (b)                              518,900    7,166,009
 Sun Microsystems, Inc. (b)                    467,996    5,756,351
 Unisys Corp. (b)                              115,600    1,449,624
                                                        -----------
                                                        118,258,547
                                                        -----------
 CONGLOMERATES (0.9%)
 Ingersoll-Rand Co.                            364,750   15,250,198
                                                        -----------
 CONSTRUCTION & BUILDING MATERIALS (3.3%)
 Centex Corp.                                  278,450   15,896,711
 Masco Corp.                                   787,000   19,281,499
 Sherwin Williams Co.                          261,300    7,185,750
 Vulcan Materials Co.                          283,368   13,584,662
                                                        -----------
                                                         55,948,622
                                                        -----------
 CONSUMER DURABLE (3.8%)
 Avery Dennison Corp.                          157,800    8,920,434
 Black & Decker Corp.                          501,200   18,910,276
 Fortune Brands, Inc.                          310,800   12,304,572
 Maytag Corp.                                  739,900   22,959,097
                                                        -----------
                                                         63,094,379
                                                        -----------
 CONSUMER NON-DURABLE (0.5%)
 Kimberly-Clark Corp.                           56,400    3,372,720
 Procter & Gamble Co.                           69,500    5,499,535
                                                        -----------
                                                          8,872,255
                                                        -----------
 CONTAINERS (1.0%)
 Sealed Air Corp. (b)                          426,000   17,389,320
                                                        -----------
 DRILLING OIL & GAS WELLS (0.1%)
 Nabors Industries, Inc. (b)                    65,000    2,231,450
                                                        -----------
 DRUGS (5.4%)
 American Home Products Corp.                  384,000   23,562,240
 Merck & Co., Inc.                              86,300    5,074,440
 Pfizer, Inc.                                1,352,450   53,895,133
 Schering-Plough Corp.                         202,400    7,247,944
                                                        -----------
                                                         89,779,757
                                                        -----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                TOTAL RETURN FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

==========================================================
SECURITY DESCRIPTION                SHARES        VALUE
==========================================================
COMMON STOCKS (CONTINUED)

ELECTRICAL EQUIPMENT (1.4%)
Agilent Technologies, Inc. (b)      93,270    $ 2,659,128
Cooper Industries, Inc.            200,100      6,987,492
Emerson Electric Co.                47,658      2,721,272
Grainger (W.W.), Inc.               32,500      1,560,000
SPX Corp. (b)                       67,900      9,295,510
                                              -----------
                                               23,223,402
                                              -----------
ELECTRONICS (1.3%)
Altera Corp. (b)                    170,470     3,617,373
Sanmina Corp. (b)                   169,273     3,368,533
Stmicroelectronics ADR              128,000     4,053,760
Tektronix, Inc. (b)                  61,500     1,585,470
Texas Instruments, Inc.             320,801     8,982,428
                                              -----------
                                               21,607,564
                                              -----------
ENTERTAINMENT (0.1%)
The Walt Disney Co.                 102,081     2,115,118
                                              -----------
FINANCIAL / BANKS (9.1%)
Bank of America Corp.               158,300     9,964,985
Bank of New York Co., Inc.          309,900    12,643,920
Citigroup, Inc.                     566,520    28,597,929
Fleet Boston Corp.                  387,500    14,143,750
J.P. Morgan Chase & Co.             176,772     6,425,662
John Hancock Financial
Services, Inc.                      122,100     5,042,730
Mellon Financial Corp.              489,238    18,405,134
U.S. Bancorp                        885,870    18,541,259
Wachovia Corp.                      215,400     6,754,944
Washington Mutual, Inc.             175,700     5,745,390
Wells Fargo Co.                     621,503    27,004,305
                                              -----------
                                              153,270,008
                                              -----------
FINANCIAL / MISCELLANEOUS (2.2%)
American Express Co.                148,800     5,310,672
MBNA Corp.                          883,400    31,095,680
                                              -----------
                                               36,406,352
                                              -----------
FOOD & RELATED (2.2%)
General Mills, Inc.                 336,800    17,516,968
Philip Morris Cos., Inc.            371,500    17,033,275
Tyson Foods, Inc. Class A           159,900     1,846,845
                                              -----------
                                               36,397,088
                                              -----------
FURNITURE (0.7%)
Leggett & Platt, Inc.               523,500    12,040,500
                                              -----------
GOLD ORES (0.2%)
Barrick Gold Corp.                  168,500     2,687,575
                                              -----------
HEALTHCARE (7.1%)
Abbott Laboratories                  87,800     4,894,850
Boston Scientific Corp. (b)         303,700     7,325,244
Bristol-Myers Squibb Co.             49,600     2,529,600
Guidant Corp. (b)                    42,300     2,106,540
Johnson & Johnson                   939,540    55,526,813
Manor Care, Inc. (b)                450,570    10,683,015
Medtronic, Inc.                     226,900    11,619,549
Quest Diagnostics, Inc. (b)          39,300     2,818,203
St. Jude Medical, Inc. (b)          287,200    22,301,080
                                              -----------
                                              119,804,894
                                              -----------

====================================================================
SECURITY DESCRIPTION                           SHARES       VALUE
====================================================================
 COMMON STOCKS (CONTINUED)

 INSURANCE (3.0%)
 American International Group, Inc.             426,300  $33,848,220
 Chubb Corp. (The)                              162,200   11,191,800
 MBIA, Inc.                                     109,900    5,893,937
                                                         -----------
                                                          50,933,957
                                                         -----------
 LEISURE PRODUCTS (1.9%)
 Brunswick Corp.                              1,480,800   32,222,208
                                                         -----------
 MANUFACTURING (1.3%)
 Illinois Tool Works, Inc.                      323,586   21,913,244
                                                         -----------
 MORTGAGE / ASSET BACKED OBLIGATIONS (4.1%)
 Fannie Mae                                     860,200   68,385,900
                                                         -----------
 OIL & GAS (3.3%)
 Chevron Texaco Corp                            158,098   14,167,162
 El Paso Corp.                                   43,800    1,953,918
 Exxon Mobil Corp.                              756,400   29,726,520
 Noble Drilling Corp. (b)                        98,700    3,359,748
 Royal Dutch Petroleum Co.                      120,366    5,900,341
                                                         -----------
                                                          55,107,689
                                                         -----------
 OIL EQUIPMENT & SERVICES (0.5%)
 Dynegy, Inc.                                    43,100    1,099,050
 Phillips Petroleum Co.                         117,150    7,059,459
                                                         -----------
                                                           8,158,509
                                                         -----------
 PAPER & FOREST PRODUCTS (1.5%)
 International Paper Co.                        315,843   12,744,265
 Weyerhaeuser Co.                               231,013   12,493,183
                                                         -----------
                                                          25,237,448
                                                         -----------
 PRINTING & PUBLISHING (0.7%)
 Gannett Co., Inc.                              161,400   10,850,922
 Lexmark International
 Group, Inc. (b)                                  9,850      581,150
                                                         -----------
                                                          11,432,072
                                                         -----------
 RAILROADS (2.0%)
 CSX Corp.                                      415,300   14,556,265
 Norfolk Southern Corp.                       1,052,800   19,297,824
                                                         -----------
                                                          33,854,089
                                                         -----------
 RESTAURANTS (0.2%)
 McDonald's Corp.                               102,800    2,721,116
                                                         -----------
 RETAIL (3.7%)
 Costco Wholesale Corp. (b)                      89,700    3,980,886
 Home Depot, Inc.                               124,600    6,355,846
 Lowe's Cos., Inc.                               61,600    2,858,856
 Target Corp.                                   587,300   24,108,665
 The May Department Stores Co.                  125,300    4,633,594
 Tiffany & Co.                                  280,400    8,824,188
 Toys 'R' Us, Inc. (b)                          503,100   10,434,294
                                                         -----------
                                                          61,196,329
                                                         -----------
 RETAIL / FOOD & DRUG (0.2%)
 SYSCO Corp.                                    105,300    2,760,966
                                                         -----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                TOTAL RETURN FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

==================================================================
SECURITY DESCRIPTION                    SHARES             VALUE
==================================================================
 COMMON STOCKS (CONTINUED)

 SEMICONDUCTORS (0.6%)
 Applied Materials, Inc. (b)               118,410  $    4,748,241

 Linear Technology Corp.                   131,000       5,114,240
                                                    --------------
                                                         9,862,481
                                                    --------------
 SERVICES (0.2%)
 IMS Health, Inc.                          133,900       2,612,389
                                                    --------------
 TECHNOLOGY (0.2%)
 Flextronics International Ltd. (b)        121,600       2,917,184
                                                    --------------
 TELECOMMUNICATIONS (4.0%)
 AT&T Corp.                                206,067       3,738,055
 AT&T Wireless Services, Inc. (b)          408,212       5,866,006
 BellSouth Corp.                           252,844       9,645,999
 QUALCOMM, Inc. (b)                        165,980       8,381,990
 SBC Communications, Inc.                   76,219       2,985,498
 Sprint Corp. (PCS Group) (b)              191,642       4,677,981
 Verizon Communications, Inc.              443,763      21,060,993
 Vodafone Group PLC                        183,200       4,704,576
 Worldcom, Inc. (b)                        353,012       4,970,409
                                                    --------------
                                                        66,031,507
                                                    --------------
 UTILITIES (3.0%)
 Dominion Resources, Inc.                  399,200      23,991,920
 Duke Power Co.                            110,976       4,356,918
 FirstEnergy Corp.                         101,300       3,543,474
 Reliant Energy, Inc.                       98,900       2,622,828
 TXU Corp.                                 324,800      15,314,320
                                                    --------------
                                                        49,829,460
                                                    --------------
 TOTAL COMMON STOCKS                                 1,631,967,693
                                                    --------------

==================================================================
SECURITY DESCRIPTION                    PRINCIPAL          VALUE
==================================================================
 COMMERCIAL PAPER (2.4%)

 Tyco International Group,
 2.25%, 01/02/02                      $ 20,410,000     $20,407,222

 American General
 Finance Corp., 1.74%,
 01/02/02                               19,265,000      19,263,127
                                                    --------------
 TOTAL COMMERCIAL PAPER                                 39,670,349
                                                    --------------
 TOTAL INVESTMENTS
 (COST $1,603,978,968) (a) - (99.7%)                 1,671,638,042

 OTHER ASSETS IN EXCESS
 OF LIABILITIES - (0.3%)                                 5,678,189
                                                    --------------
 NET ASSETS - (100.0%)                              $1,677,316,231

------------------------------------------------------------------
(a) Cost for federal income tax is $1,625,379,555 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $21,400,587. Net unrealized appreciation (depreciation) of securities as follows:

          Unrealized appreciation                 $ 206,943,915
          Unrealized depreciation                  (160,685,428)
                                                  --------------
          Net unrealized appreciation             $  46,258,487
                                                  ==============
(b)  Denotes a non-income producing security.
ADR      American Depositary Receipt

See notes to financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                            CAPITAL APPRECIATION FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

====================================================================
SECURITY DESCRIPTION                          SHARES       VALUE
====================================================================
 COMMON STOCKS (99.1%)

 AEROSPACE (0.6%)
 United Technologies Corp.                      32,000  $ 2,068,160
                                                        -----------
 AEROSPACE / DEFENSE (3.1%)
 L-3 Communications
 Holdings, Inc. (b)                             52,670    4,740,300
 Northrop Grumman Corp.                         61,230    6,172,596
                                                        -----------
                                                         10,912,896
                                                        -----------
 BANKS (0.6%)
 J.P. Morgan Chase & Co.                        56,000    2,035,600
                                                        -----------
 BROADCAST MEDIA / CABLE TELEVISION (3.5%)
 AOL Time Warner, Inc. (b)                     142,000    4,558,200
 Comcast Corp. (b)                              56,000    2,016,000
 Viacom, Inc. (b)                              132,000    5,827,800
                                                        -----------
                                                         12,402,000
                                                        -----------
 CAPITAL GOODS (5.0%)
 General Electric Co.                          271,100   10,865,688
 Tyco International Ltd.                       117,000    6,891,300
                                                        -----------
                                                         17,756,988
                                                        -----------
 CHEMICALS / DIVERSIFIED (0.5%)
 Dow Chemical Co.                               55,900    1,888,302
                                                        -----------
 COMMUNICATION EQUIPMENT (0.5%)
 Polycom, Inc. (b)                              51,400    1,751,198
                                                        -----------
 COMPUTER EQUIPMENT (6.8%)
 Dell Computer Corp. (b)                       192,915    5,243,430
 EMC Corp. (b)                                  88,700    1,192,128
 International Business
 Machines Corp.                                 54,980    6,650,381
 NVIDIA Corp. (b)                              122,500    8,195,250
 Sun Microsystems, Inc. (b)                    228,580    2,811,534
                                                        -----------
                                                         24,092,723
                                                        -----------
 COMPUTER NETWORKING (5.8%)
 Brocade Communications
 Systems, Inc. (b)                             121,000    4,007,520
 Cisco Systems, Inc. (b)                       616,070   11,157,028
 Emulex Corp. (b)                              130,000    5,136,300
                                                        -----------
                                                         20,300,848
                                                        -----------
 COMPUTER SOFTWARE & SERVICES (9.0%)
 Electronic Arts, Inc. (b)                      64,130    3,844,594
 Microsoft Corp. (b)                           233,000   15,436,250
 Network Associates, Inc. (b)                  184,860    4,778,631
 Oracle Corp. (b)                              222,730    3,075,901
 Precise Software Solutions Ltd. (b)            56,000    1,156,960
 VeriSign, Inc. (b)                             59,950    2,280,498
 VERITAS Software Corp. (b)                     28,000    1,255,240
                                                        -----------
                                                         31,828,074
                                                        -----------
 CONSTRUCTION MACHINERY (0.4%)
 Caterpillar, Inc.                              30,000    1,567,500
                                                        -----------
 CONSUMER GOODS & SERVICES (1.5%)
 The Procter & Gamble Co.                       65,110    5,152,154
                                                        -----------

====================================================================
SECURITY DESCRIPTION                          SHARES       VALUE
====================================================================
COMMON STOCKS (CONTINUED)

DRUGS (13.5%)
Abbott Laboratories, Inc.                       37,300  $ 2,079,475
American Home Products Corp.                   100,237    6,150,542
Cephalon, Inc. (b)                              24,000    1,814,040
Genzyme Corp. (b)                               63,000    3,771,180
IDEC Pharmaceuticals Corp. (b)                  52,270    3,602,971
King Pharmaceuticals, Inc. (b)                 173,100    7,292,703
Merck & Co., Inc.                               33,450    1,966,860
Pfizer, Inc.                                   490,000   19,526,500
Pharmacia Corp.                                 36,500    1,556,725
                                                        -----------
                                                         47,760,996
                                                        -----------
ELECTRONICS (0.9%)
Flextronics International Ltd. (b)             130,000    3,118,700
                                                        -----------
FINANCIAL / BANKS (0.5%)
Bank One Corp.                                  49,400    1,929,070
                                                        -----------
FINANCIAL SERVICES (9.4%)
American Express Co.                            48,400    1,727,396
Bank of America Corp.                           55,903    3,519,094
Citigroup, Inc.                                163,760    8,266,605
Fannie Mae                                      55,490    4,411,455
Fifth Third Bancorp                             26,960    1,653,457
Goldman Sachs Group, Inc.                       21,500    1,994,125
MBNA Corp.                                     110,000    3,872,000
Merrill Lynch & Co., Inc.                       34,620    1,804,394
Morgan Stanley Dean Witter & Co.                32,664    1,827,224
Wells Fargo Co.                                 90,000    3,910,500
                                                        -----------
                                                         32,986,250
                                                        -----------
FOOD & BEVERAGE (2.8%)
Anheuser-Busch Cos., Inc.                       44,410    2,007,776
PepsiCo, Inc.                                  120,000    5,842,800
Philip Morris Cos., Inc.                        40,353    1,850,185
                                                        -----------
                                                          9,700,761
                                                        -----------
HEALTHCARE (5.6%)
Baxter International, Inc.                      80,000    4,290,400
Bristol-Myers Squibb Co.                        31,830    1,623,330
Johnson & Johnson                              128,960    7,621,536
Laboratory Corp. of
America Holdings (b)                            28,000    2,263,800
Medtronic, Inc.                                 29,000    1,485,090
Tenet Healthcare Corp. (b)                      45,000    2,642,400
                                                        -----------
                                                         19,926,556
                                                        -----------
HOTELS / MOTELS (2.0%)
Cendant Corp. (b)                              117,000    2,294,370
International Game Technology (b)               39,000    2,663,700
MGM Grand, Inc. (b)                             67,940    1,961,428
                                                        -----------
                                                          6,919,498
                                                        -----------
INSURANCE (1.9%)
American International Group, Inc.              84,097    6,677,302
                                                        -----------
MACHINERY - GENERAL INDUSTRIAL (0.6%)
Ingersoll-Rand Co.                              48,000    2,006,880
                                                        -----------
MANAGEMENT CONSULTING SERVICES (0.1%)
Accenture Ltd. (b)                              18,400      495,328
                                                        -----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                            CAPITAL APPRECIATION FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

===========================================================
SECURITY DESCRIPTION                  SHARES       VALUE
===========================================================
 COMMON STOCKS (CONTINUED)

 METALS & MINING (0.4%)
 Alcoa, Inc.                           38,200  $  1,358,010
                                               ------------
 OIL & GAS (1.2%)
 Baker Hughes, Inc.                    40,364     1,472,075
 Exxon Mobil Corp.                     32,100     1,261,530
 Weatherford International, Inc. (b)   43,000     1,602,180
                                               ------------
                                                  4,335,785
                                               ------------
 PAPER & FOREST PRODUCTS (0.6%)
 International Paper Co.               50,300     2,029,605
                                               ------------
 PRINTING & PUBLISHING (0.6%)
 Gannett Co., Inc.                     28,900     1,942,947
                                               ------------
 RAILROADS (0.3%)
 CSX Corp.                             32,300     1,132,115
                                               ------------
 RESTAURANTS (0.3%)
 Cheesecake Factory, Inc. (The) (b)    30,100     1,046,577
                                               ------------
 RETAIL (11.1%)
 Abercrombie & Fitch Co. (b)           74,020     1,963,751
 Bed, Bath & Beyond, Inc. (b)          52,200     1,769,580
 BJ's Wholesale Club, Inc. (b)         41,490     1,829,709
 Circuit City Stores-Circuit
 City Group                           137,000     3,555,150
 Home Depot, Inc.                     152,970     7,802,999
 Kohl's Corp. (b)                      27,840     1,961,050
 Lowe's Cos., Inc.                    117,900     5,471,739
 Target Corp.                         138,070     5,667,774
 Tiffany & Co.                         61,400     1,932,258
 Wal-Mart Stores, Inc.                125,880     7,244,393
                                               ------------
                                                 39,198,403
                                               ------------
 SEMICONDUCTORS (6.4%)
 Analog Devices, Inc. (b)              26,700     1,185,213
 Applied Materials, Inc. (b)           63,170     2,533,117
 Intel Corp.                          246,850     7,763,433
 Intersil Holding Corp. (b)           116,000     3,741,000
 Marvel Technology Group Ltd. (b)     104,000     3,725,280
 Maxim Integrated Products, Inc. (b)   66,000     3,465,660
                                               ------------
                                                 22,413,703
                                               ------------
 SOFTWARE (0.3%)
 Lawson Software (b)                   60,200       948,150
                                               ------------
 TELECOMMUNICATIONS (1.8%)
 ALLTEL Corp.                          30,300     1,870,419
 Sprint Corp. (PCS Group) (b)          55,000     1,342,550
 Verizon Communications, Inc.          62,400     2,961,504
                                               ------------
                                                  6,174,473
                                               ------------
 UTILITIES (0.4%)
 Duke Energy Corp.                     38,700     1,519,362
                                               ------------
 WOMEN'S HANDBAGS & PURSES (1.1%)
 Coach, Inc. (b)                       97,400     3,796,652
                                               ------------
 TOTAL COMMON STOCKS                            349,173,566
                                               ------------
===========================================================
SECURITY DESCRIPTION            PRINCIPAL         VALUE
===========================================================
 COMMERCIAL PAPER (0.4%)
 Tyco Intl Group, 2.25%,
 01/02/02                       $1,335,000     $  1,334,833
                                               ------------
 TOTAL COMMERCIAL PAPER                           1,334,833
                                               ------------
 TOTAL INVESTMENTS
 (COST $342,404,462) (A) - (99.5%)              350,508,399
 OTHER ASSETS IN EXCESS OF
 LIABILITIES - (0.5%)                             1,639,098
                                               ------------
 NET ASSETS - (100.0%)                         $352,147,497
                                               ============


(a) Cost for federal income tax is $356,934,833 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $14,530,371. Net unrealized appreciation (depreciation) of securities as follows:


          Unrealized appreciation               $ 19,595,310
          Unrealized depreciation                (26,021,744)
                                                -------------
          Net unrealized depreciation           $ (6,426,434)
                                                =============
(b)  Denotes a non-income producing security.

See notes to financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                              GOVERNMENT BOND FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

========================================================================
SECURITY DESCRIPTION                             PRINCIPAL      VALUE
========================================================================
 U.S. GOVERNMENT SPONSORED AND AGENCY
 OBLIGATIONS (65.8%)

 FEDERAL FARM CREDIT BANK (5.2%)
 6.30%, 09/23/04                                $10,000,000  $10,615,840
 6.50%, 11/22/05                                 10,000,000   10,658,620
 5.30%, 04/24/06                                 15,040,000   15,353,253
 5.35%, 07/26/06                                 20,400,000   20,836,315
 5.55%, 03/26/08                                 10,000,000   10,189,930
                                                             -----------
                                                              67,653,958
                                                             -----------
 FEDERAL HOME LOAN BANK (6.6%)
 5.74%, 02/25/05                                  4,135,000    4,335,361
 7.32%, 04/21/05                                  8,500,000    9,314,887
 5.25%, 05/13/05                                 10,000,000   10,311,430
 5.80%, 08/12/05                                  6,395,000    6,689,803
 5.12%, 03/17/06                                  5,000,000    5,072,455
 5.70%, 06/07/06                                  5,835,000    6,033,151
 5.63%, 07/26/06                                 20,000,000   20,619,321
 5.24%, 12/18/08                                 16,375,000   16,221,828
 5.91%, 04/07/09                                  6,860,000    7,039,807
                                                             -----------
                                                              85,638,043
                                                             -----------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (5.7%)
 3.50%, 04/19/04                                 25,000,000   24,935,075
 6.79%, 08/26/05                                  5,000,000    5,397,030
 5.70%, 07/11/06                                 10,000,000   10,266,130
 5.38%, 08/16/06                                 10,000,000   10,219,930
 5.82%, 12/05/06                                  6,666,000    6,857,541
 6.70%, 01/09/07                                  5,000,000    5,403,255
 0.00%, 11/24/14                                 26,000,000   11,609,052
                                                             -----------
                                                              74,688,013
                                                             -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.0%)
 3.48%, 05/05/04                                 31,200,000   31,219,968
 6.80%, 08/22/05                                  5,000,000    5,398,695
 5.50%, 05/03/06                                 10,000,000   10,280,500
 5.78%, 06/06/06                                  7,000,000    7,236,558
 6.25%, 01/25/08                                 10,000,000   10,197,290
 6.50%, 07/25/08                                  5,000,000    5,239,150
 5.38%, 10/02/13                                 23,000,000   21,728,422
                                                             -----------
                                                              91,300,583
                                                             -----------
 GUARANTEED EXPORT TRUST (1.8%)
 7.12%, 04/15/06                                 22,386,571   23,947,139
                                                             -----------
 PRIVATE EXPORT FUNDING (3.0%)
 5.80%, 02/01/04                                  4,000,000    4,104,596
 6.86%, 04/30/04                                 11,910,000   12,515,266
 6.62%, 10/01/05                                  8,100,000    8,670,175
 5.34%, 03/15/06                                 13,000,000   13,278,278
                                                             -----------
                                                              38,568,315
                                                             -----------
 RESOLUTION FUNDING CORP. (4.5%)
 0.00%, 07/21/03                                 20,000,000   18,678,840
 0.00%, 01/15/13                                 30,000,000   15,510,060
 0.00%, 07/15/13                                 25,000,000   12,451,000
 0.00%, 07/15/20                                 40,000,000   12,255,880
                                                             -----------
                                                              58,895,780
                                                             -----------
 STRIPPED GOVERNMENT RECEIPTS (1.9%)
 0.00%, 05/15/11                                 10,000,000    8,243,070
 0.00%, 11/15/11                                 20,000,000   16,017,820
                                                             -----------
                                                              24,260,890
                                                             -----------

==========================================================================
 SECURITY DESCRIPTION                             PRINCIPAL       VALUE
==========================================================================
 U.S. GOVERNMENT SPONSORED AND AGENCY
 OBLIGATIONS (CONTINUED)

 U.S. TREASURY BONDS (21.6%)
 10.38%, 11/15/12                                $ 15,000,000  $19,243,365
 12.00%, 08/15/13                                  45,000,000   62,868,150
 11.25%, 02/15/15                                  45,000,000   68,879,880
 7.50%, 11/15/16                                   38,000,000   44,936,482
 8.75%, 05/15/17                                   35,000,000   45,974,425
 9.00%, 11/15/18                                   30,000,000   40,610,160
                                                               -----------
                                                               282,512,462
                                                               -----------
 U.S. TREASURY NOTES (6.0%)
 6.50%, 10/15/06                                   20,000,000   21,782,040
 10.38%, 11/15/09                                  48,000,000   56,430,000
                                                               -----------
                                                                78,212,040
                                                               -----------
 U.S. TREASURY STRIPS (2.5%)
 0.00%, 05/15/11                                   10,000,000    5,992,000
 0.00%, 11/15/15                                   40,000,000   18,169,892
 0.00%, 11/15/21                                   25,000,000    7,662,675
                                                               -----------
                                                                31,824,567
                                                               -----------
 TOTAL U.S. GOVERNMENT SPONSORED AND
 AGENCY OBLIGATIONS                                            857,501,790
                                                               -----------
 MORTGAGE-BACKED OBLIGATIONS (32.6%)

 FEDERAL HOME LOAN MORTGAGE CORPORATION (17.3%)
 Series 107-F, 8.65%, 12/15/04                      1,527,158    1,569,702
 Series 1136-H, 6.00%, 09/15/21                     3,518,439    3,596,090
 Series 13-PL, 7.00%, 08/25/22                     15,000,000   15,585,750
 Series 1415-N, 6.75%, 11/15/07                    17,552,376   18,240,956
 Series 1541-H, 7.00%, 10/15/22                     4,750,000    4,947,030
 Series 1583-J, 6.50%, 03/15/22                     5,000,000    5,164,550
 Series 1693-H, 6.00%, 12/15/08                     9,000,000    9,318,240
 Series 1963-BZ, 7.00%, 06/15/27                   21,904,092   22,219,049
 Series 2043-VH, 6.50%, 05/15/14                    3,271,000    3,251,701
 Series 2050-PG, 6.00%, 12/15/11                   19,370,000   19,787,424
 Series 2063-PL, 6.25%, 04/15/12                   12,000,000   12,370,638
 Series 2072-PM, 6.25%, 07/15/24                   10,000,000   10,085,430
 Series 2081-PB, 6.25%, 06/15/24                   15,000,000   15,351,600
 Series 2102-TR, 6.00%, 10/15/11                   11,000,000   11,360,580
 Series 2114-PR, 6.00%, 01/15/28                    3,500,000    3,379,950
 Series 2115-PL, 6.00%, 11/15/10                   12,000,000   12,418,440
 Series 2138-JN, 6.00%, 12/15/11                   11,500,000   11,919,405
 Series 2178-PB, 7.00%, 08/15/29                   10,000,000   10,421,300
 Series 2296-SG, 6.50%, 03/15/31                    9,429,397    9,522,340
 Series 2348-JE, 6.50%, 11/15/14                   10,000,000   10,254,176
 Series 2353-PC, 6.50%, 09/15/15                   10,000,000   10,169,701
 Series-1711-PD, 6.75%, 06/15/23                    4,396,000    4,579,181
                                                               -----------
                                                               225,513,233
                                                               -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.5%)
 Pool #323286, 7.13%, 09/01/07                      9,351,931   10,045,655
 Pool #375411, 6.97%, 10/01/07                      3,921,096    4,182,370
 Pool #375593, 6.68%, 12/01/07                      8,866,546    9,376,383
 Pool #380276, 6.34%, 04/01/08                      4,975,411    5,174,096

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                              GOVERNMENT BOND FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

============================================================================
SECURITY DESCRIPTION                                 PRINCIPAL     VALUE
============================================================================
 MORTGAGE-BACKED OBLIGATIONS (CONTINUED)

 FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 Pool #380348, 6.28%, 05/01/08                      $14,359,690  $14,877,633
 Pool #380538, 6.24%, 08/01/08                        6,598,329    6,822,367
 Pool #381089, 5.70%, 01/01/09                        4,839,190    4,861,061
 Pool #383452, 6.68%, 05/01/16                        4,877,653    5,046,851
 Pool #383661, 6.62%, 06/01/16                       11,442,498   11,853,543
 Pool #73442, 7.08%, 05/01/06                         9,219,887    9,892,250
 Series 01-13D, 6.00%, 12/25/14                      10,519,000   10,223,180
 Series 01-25N, 6.50%, 02/25/15                       6,924,000    6,913,768
 Series 01-41QN, 6.50%, 01/25/15                     14,944,800   15,329,942
 Series 38-25B, 9.25%, 10/25/18                         473,637      519,080
 Series 91-73A, 8.00%, 07/25/21                         618,140      652,075
 Series 92-192J, 6.50%, 08/25/07                      4,929,922    5,113,019
 Series 92-68Z, 8.00%, 05/25/07                      12,312,911   13,062,291
 Series 93-149M, 7.00%, 08/25/23                     10,000,000   10,261,189
 Series 93-164C, 6.50%, 09/25/08                      2,537,599    2,574,065
 Series 93-188PH, 6.25%, 03/25/13                     5,034,000    5,220,222
 Series 93-223C, 6.50%, 05/25/23                      5,000,000    5,168,945
 Series 94-33H, 6.00%, 03/25/09                       6,000,376    6,221,509
 Series 94-76H, 5.00%, 02/25/24                      10,000,000   10,117,022
 Series 96-22VB, 7.00%, 08/16/13                      4,640,000    4,832,885
 Series 98-M2C, 6.43%, 02/17/30                       4,500,000    4,648,224
 Series 99-64LF, 7.00%, 07/25/26                      5,000,000    5,150,300
                                                                 -----------
                                                                 188,139,925
                                                                 -----------
 SHEARSON LEHMAN PRIVATE, CMO (0.8%)
 5.75%, 05/01/17                                     10,370,832   10,194,332
                                                                 -----------
 TOTAL MORTGAGE-BACKED
 OBLIGATIONS                                                     423,847,490
                                                                 -----------

===========================================================================
SECURITY DESCRIPTION                          PRINCIPAL       VALUE
===========================================================================
 REPURCHASE AGREEMENT (0.6%)
 UBS Warburg, 1.60%, 01/02/02
 (Fully collateralized by
 U.S. Treasury Bond)                         $8,021,000  $    8,021,000
                                                         --------------
 TOTAL REPURCHASE AGREEMENT                                   8,021,000
                                                         --------------
 TOTAL INVESTMENTS
 (COST $1,266,628,686) (a) - (99.0%)                      1,289,370,280
 OTHER ASSETS IN EXCESS
 OF LIABILITIES - (1.0%)                                     12,457,956
                                                         --------------
 TOTAL NET ASSETS - (100.0%)                             $1,301,828,236
                                                         ==============

---------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:


         Unrealized appreciation                      $  30,247,492
         Unrealized depreciation                         (7,505,898)
                                                      --------------
         Net unrealized appreciation                  $  22,741,594
                                                      ==============
         Aggregate cost for federal income tax purposes is substantially the same.

 CMO       Collateralized Mortgage Obligation
 STRIPS    Separate Trading of Registered Interest
           and Principal Securities

 See notes to financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

==========================================================
SECURITY DESCRIPTION                  SHARES      VALUE
==========================================================
 COMMON STOCKS (90.9%)

 AUSTRALIA (0.2%)

 CLOTHING (0.1%)
 Billabong International Ltd.          100,000  $  428,963
                                                ----------
 HEALTHCARE (0.1%)
 Cochlear Ltd.                          36,000     838,473
                                                ----------
                                                 1,267,436
                                                ----------
 BELGIUM (0.3%)

 BUSINESS SERVICES (0.0%)
 Creyf's SA - Strip (b)                  4,578          41
                                                ----------
 FOOD SERVICE - CATERING (0.0%)
 Carestel                               42,550     261,031
                                                ----------
 MEDICAL - DRUGS (0.3%)
 Omega Pharma SA                        36,900   1,670,672
                                                ----------
                                                 1,931,744
                                                ----------
 BERMUDA (0.1%)

 INSURANCE (0.1%)
 Scottish Annuity &
 Life Holdings Ltd.                     46,300     895,905
                                                ----------
 BRAZIL (0.2%)

 CELLULAR TELEPHONE (0.2%)
 Tele Centro Oeste
 Celular Participacoes SA              160,000   1,120,000
                                                ----------
 CANADA (0.7%)

 COMPUTER SOFTWARE (0.2%)
 ATI Technologies, Inc. (b)            117,500   1,492,250
                                                ----------
 ELECTRONICS (0.4%)

 Genesis Microchip, Inc. (b)            40,300   2,664,636
                                                ----------
 ENTERPRISE SOFTWARE (0.1%)
 Open Text Corp. (b)                    33,500     990,260
                                                ----------
                                                 5,147,146
                                                ----------
 DENMARK (0.1%)

 COMMERCIAL SERVICES (0.1%)
 Sophus Berendsen Class B               23,710     488,374
                                                ----------
 INSURANCE - MULTI-LINE (0.0%)
 Topdanmark AS (b)                      24,684     576,424
                                                ----------
                                                 1,064,798
                                                ----------
 FINLAND (0.1%)

 TELECOMMUNICATION EQUIPMENT (0.1%)
 Elcoteq Network Corp.                  55,633     495,343
                                                ----------
 FRANCE (1.2%)

 ADVERTISING / MARKETING (0.3%)
 Trader.Com NV (b)                     220,800   1,543,271
                                                ----------
 BUILDING & CONSTRUCTION (0.0%)
 Kaufman & Broad SA                      2,230      32,761
                                                ----------
 COMMERCIAL SERVICES (0.1%)
 SR Teleperformance                     37,000     774,183
                                                ----------

=======================================================================
SECURITY DESCRIPTION                               SHARES      VALUE
=======================================================================
 COMMON STOCKS (CONTINUED)

 FRANCE (CONTINUED)

 CONSULTING SERVICES (0.2%)
 Altedia                                             16,102  $  422,937
 High Co.                                             5,200     554,206
 Solving International SA                            11,800     522,170
                                                             ----------
                                                              1,499,313
                                                             ----------
 ELECTRONIC COMPONENTS / INSTRUMENTS (0.0%)
 Confidur (b)                                       105,000     301,036
                                                             ----------
 ELECTRONICS - SEMICONDUCTORS (0.1%)
 Silicon-On-Insulator Technologies (b)               55,819   1,105,824
                                                             ----------
 ENTERTAINMENT SOFTWARE (0.1%)
 UBI Soft Entertainment SA (b)                       13,200     440,737
                                                             ----------
 LEISURE / ENTERTAINMENT (0.1%)
 Trigano                                             18,700     547,454
                                                             ----------
 MEDICAL - HOSPITAL MANAGEMENT & SERVICES (0.1%)
 Generale de Sante (b)                               63,329     809,713
                                                             ----------
 MEDICAL PRODUCTS (0.1%)
 Stedim SA                                            8,950     780,950
                                                             ----------
 REAL ESTATE (0.1%)
 Pierre & Vacances                                    7,483     479,714
                                                             ----------
 SEMICONDUCTORS AND RELATED SERVICES (0.0%)
 Memscap SA (b)                                      87,550     171,495
                                                             ----------
 TELEVISION (0.0%)
 AB Groupe SA                                        16,350     345,017
                                                             ----------
                                                              8,831,468
                                                             ----------
 GERMANY (0.8%)

 BROADCASTING & TELEVISION (0.1%)
 Internationalmedia AG (b)                           43,763     876,725
                                                             ----------
 CABLE TV / PROGRAMMING (0.1%)
 Primacom AG (b)                                    226,050     539,403
                                                             ----------
 ELECTRONIC COMPONENTS / INSTRUMENTS (0.1%)
 Dialog Semiconductor PLC (b)                       174,335   1,257,313
                                                             ----------
 INVESTMENT COMPANY (0.1%)
 Tecis Holding AG                                    25,151     716,604
                                                             ----------
 MACHINERY (0.1%)
 Boewe Systec AG                                     47,800     872,480
 Pfeiffer Vacumn Technology                           2,159      67,666
 Rheinmetall AG                                       9,173      91,475
                                                             ----------
                                                              1,031,621
                                                             ----------
 RETAIL (0.2%)
 Douglas Holdings                                    19,453     516,151
 Takkt AG                                           139,258     719,154
                                                             ----------
                                                              1,235,305
                                                             ----------
 TEXTILE PRODUCTS (0.1%)
 Escada AG                                           24,014     440,459
                                                             ----------
                                                              6,097,430
                                                             ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
============================================================
 COMMON STOCKS (CONTINUED)

 HONG KONG (0.2%)

 ELECTRONICS (0.1%)
 VTech Holdings Ltd. (b)                 850,000  $  588,624
                                                  ----------
 FINANCE (0.1%)
 Hong Kong Exchanges
 & Clearing Ltd.                         700,000   1,063,755
                                                  ----------
                                                   1,652,379
                                                  ----------
 HUNGARY (0.1%)

 MEDICAL - DRUGS (0.1%)
 Gedeon Richter - GDR                     17,000     913,750
                                                  ----------
 INDIA (0.1%)

 BANKING (0.1%)
 ICICI Bank Ltd. ADR                     171,400     814,150
                                                  ----------
 IRELAND (0.4%)

 BUILDING & CONSTRUCTION (0.1%)
 Kingspan Group Ltd.                     363,258   1,067,340
                                                  ----------
 DISTRIBUTION (0.2%)
 IAWS Group PLC                          177,464   1,322,543
                                                  ----------
 FOOD PRODUCTS (0.0%)
 Glanbia                                 104,470     123,713
                                                  ----------
 SOFTWARE & COMPUTER SERVICES (0.1%)
 Riverdeep Group PLC ADR (b)              28,400     477,404
                                                  ----------
                                                   2,991,000
                                                  ----------
 ISRAEL (0.5%)

 ELECTRONICS (0.1%)
 M-Systems Flash Disk Pioneer (b)         50,000     584,500
                                                  ----------

 PHARMACEUTICALS (0.3%)
 Taro Pharmaceutical Industries (b)       45,500   1,817,725
                                                  ----------
 SOFTWARE & COMPUTER SERVICES (0.1%)
 Precise Software Solutions (b)           50,000   1,033,000
                                                  ----------
                                                   3,435,225
                                                  ----------
 ITALY (0.9%)

 APPLIANCES (0.2%)
 DE' Longhi SPA (b)                      501,984   1,483,890
                                                  ----------
 CONSTRUCTION (0.2%)
 Permasteelisa SPA                       127,950   1,788,602
                                                  ----------
 MACHINERY & EQUIPMENT (0.3%)
 Interpump Group SPA                     527,350   2,042,500
                                                  ----------
 MANUFACTURING (0.1%)
 Industria Macchine Automatiche SPA       73,300     561,276
                                                  ----------
 PUBLISHING (0.1%)
 Caltagirone Editore                      88,180     549,594
                                                  ----------
                                                   6,425,862
                                                  ----------

============================================================
SECURITY DESCRIPTION                     SHARES      VALUE
============================================================
COMMON STOCKS (CONTINUED)

JAPAN (2.8%)

APPLICATIONS SOFTWARE (0.0%)
Open Interface, Inc. (b)                      43  $  295,613
                                                  ----------
AUDIO / VIDEO PRODUCTS (0.0%)
Pioneer Electronic Corp.                  14,300     312,056
                                                  ----------
AUTO / RELATED PRODUCTS (0.1%)
Nissin Kogyo Co. Ltd.                     25,000     619,945
                                                  ----------

BROKERAGE SERVICES (0.1%)
Matsui Securities Co., Ltd. (b)           30,400     435,611
                                                  ----------
COMPUTER AIDED DESIGN (0.1%)
Cybernet Systems Co. (b)                      32     412,636
                                                  ----------
COMPUTERS - INTEGRATED SYSTEMS (0.1%)
Toyo Business Engineering Corp.           10,400     504,685
                                                  ----------
CONSTRUCTION & HOUSING (0.0%)
CTI Engineering Co. Ltd.                      40         168
                                                  ----------
COSMETICS (0.1%)
Kose Corp.                                14,300     401,526
                                                  ----------
DISTRIBUTION (0.1%)
Salomon & Taylor Made Co., Ltd.           50,000     629,483
                                                  ----------
DIVERSIFIED (0.0%)
Amano Corp.                               30,000     179,689
                                                  ----------
ELECTRIC / HVAC (0.0%)
Japan Radio Co. (b)                      105,000     342,896
                                                  ----------
ELECTRONICS / INSTRUMENTS (0.3%)
Enplas Corp.                              18,600     371,120
Funai Electric Co., Inc.                   6,300     465,794
Mabuchi Motor Co. Ltd.                     9,000     741,645
Photonics Corp.                               23     293,072
                                                  ----------
                                                   1,871,631
                                                  ----------
ENTERPRISE SOFTWARE (0.0%)
Nomura Research Institute (b)              2,400     281,642
                                                  ----------
ENTERTAINMENT (0.0%)
Amuse, Inc. (b)                           22,400     314,140
                                                  ----------
FINANCIAL SERVICES (0.1%)
Aeon Credit Service Ltd.                  10,700     612,315
JACCS Co. Ltd.                           135,000     377,003
                                                  ----------
                                                     989,318
                                                  ----------
FOOD / BEVERAGE (0.1%)
Dydo Drinco, Inc. (b)                     40,000     640,928
                                                  ----------
GAS UTILITY (0.0%)
Shizuokagas Co. Ltd.                      86,000     293,972
                                                  ----------
HUMAN RESOURCES (0.0%)
Pasona, Inc. (b)                              26     353,121
                                                  ----------
INTERNET SERVICES (0.0%)
Oricon Global Entertainment, Inc. (b)        114     365,329
                                                  ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
============================================================
 COMMON STOCKS (CONTINUED)

 JAPAN (CONTINUED)

 LEASE / RENTAL (0.1%)
 Diamond Lease Co. Ltd.                  50,000  $   595,147
                                                 -----------
 LIGHTING PRODUCTS (0.1%)
 Ushio, Inc.                             35,000      395,506
                                                 -----------
 MACHINERY (0.1%)
 Disco Corp.                              9,500      449,412
 Toshiba Tungaloy                        70,000      137,800
                                                 -----------
                                                     587,212
                                                 -----------
 MANUFACTURING (0.1%)
 Arrk Corp.                              22,000      936,670
                                                 -----------
 MEDICAL - BIOMEDICAL / GENETIC (0.0%)
 BML, Inc.                                8,600      213,261
                                                 -----------
 METALS (0.2%)
 Aida Engineering                        90,000      267,816
 Misumi Corp.                            23,000      738,822
 Tsubaki Nakashima Co. Ltd.              20,000      147,566
                                                 -----------
                                                   1,154,204
                                                 -----------
 MULTI-MEDIA (0.0%)
 Tokyo Broadcasting System               12,000      182,207
                                                 -----------
 PAPER & PULP (0.0%)
 Nippon Unipac Holding                       40      178,544
                                                 -----------
 PHARMACEUTICALS (0.0%)
 Chugai Pharmaceutical Ltd.              23,000      266,573
                                                 -----------
 REAL ESTATE (0.1%)
 Joint Corp.                             20,250      321,380
 Zephyr Co. Ltd.                            160      647,032
                                                 -----------
                                                     968,412
                                                 -----------
 RESTAURANTS (0.2%)
 Doutor Coffee                           13,000      684,419
 Global Dining, Inc.                     34,800      424,844
 OOTOYA Co. Ltd. (b)                     10,000      198,382
 Prime Link Co. Ltd. (b)                     12      247,215
                                                 -----------
                                                   1,554,860
                                                 -----------
 RETAIL (0.2%)
 Culture Convenience Club Co.            57,400      919,732
 Lawson, Inc.                             9,100      260,377
                                                 -----------
                                                   1,180,109
                                                 -----------
 RUBBER & RUBBER PRODUCTS (0.0%)
 Nitta Corp.                             22,000      153,762
                                                 -----------
 SCHOOLS (0.1%)
 Tac Co. Ltd. (b)                        26,000      462,231
                                                 -----------
 STORAGE (0.0%)
 Shibusawa Warehouse                    130,000      231,116
                                                 -----------
 TELEVISION (0.1%)
 Fuji Television Network, Inc.              150      605,448
                                                 -----------
 TEXTILE PRODUCTS (0.1%)
 Teijin Ltd.                            125,000      479,742
                                                 -----------

============================================================
SECURITY DESCRIPTION                     SHARES      VALUE
============================================================
COMMON STOCKS (CONTINUED)

JAPAN (CONTINUED)

TOYS (0.1%)
Bandai Co. Ltd.                          20,000  $   602,777
Tomy Co. Ltd.                            16,200      212,605
                                                 -----------
                                                     815,382
                                                 -----------
TRANSPORTATION (0.1%)
Senko                                   240,000      455,974
                                                 -----------
WIRE & CABLE PRODUCTS (0.1%)
Fujikura                                125,000      469,251
                                                 -----------
                                                  21,130,000
                                                 -----------
MEXICO (0.3%)

FINANCIAL SERVICES (0.1%)
Grupo Financiero Banorte (b)            525,800    1,072,413
                                                 -----------
RETAIL (0.1%)
Grupo Elektra SA de CV                   75,000      487,500
                                                 -----------
TELEVISION (0.1%)
TV Azteca SA                            150,000    1,018,500
                                                 -----------
                                                   2,578,413
                                                 -----------
NETHERLANDS (0.6%)

BROADCASTING & TELEVISION (0.1%)
Fox Kids Europe (b)                      90,450      926,148
                                                 -----------
COMPUTER SOFTWARE (0.1%)
Exact Holding NV (b)                     18,326      510,071
                                                 -----------
ENGINEERING SERVICES (0.1%)
Fugro NV                                 23,185    1,034,233
                                                 -----------
ENTERPRISE SOFTWARE (0.1%)
Scala Business Solutions (b)            153,451      450,876
                                                 -----------
SATELLITE TELECOMMUNICATIONS (0.1%)
New Skies Satellites NV (b)             125,000      779,080
                                                 -----------
SEMICONDUCTOR EQUIPMENT (0.1%)
BE Semiconductor Industries NV (b)       46,426      401,792
                                                 -----------
                                                   4,102,200
                                                 -----------
NORWAY (0.3%)

BROADCASTING & TELEVISION (0.1%)
P4 Radio Hele ASA                       186,682      416,270
                                                 -----------
COMPUTERS - INTEGRATED SYSTEMS (0.2%)
Visma ASA                                73,179      603,755
Vmetro ASA (b)                          145,441    1,183,728
                                                 -----------
                                                   1,787,483
                                                 -----------
FINANCE (0.0%)
Acta Holding ASA (b)                    299,000      208,350
                                                 -----------
                                                   2,412,103
                                                 -----------
RUSSIA (0.1%)

OIL COMP - INTERGRATED (0.1%)
Tatneft ADR                             102,000    1,052,640
                                                 -----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

=========================================================
SECURITY DESCRIPTION                 SHARES      VALUE
=========================================================
 COMMON STOCKS (CONTINUED)

 SINGAPORE (0.1%)

 CIRCUIT BOARDS (0.1%)
 Elec & Eltek International Co.      350,000  $ 1,018,500
                                              -----------
 SOUTH AFRICA (0.2%)

 DIVERSIFIED (0.1%)
 Aveng Ltd.                          700,000      455,190
                                              -----------
 METALS & MINING (0.1%)
 Northam Platinum Ltd.               400,000      565,237
                                              -----------
 MULTI-MEDIA (0.0%)
 Johnnic Communications Ltd. (b)     300,000      325,136
                                              -----------
 REAL ESTATE (0.0%)
 Massmart Holdings Ltd.              200,000      212,589
                                              -----------
                                                1,558,152
                                              -----------
 SPAIN (0.1%)

 INSURANCE - MULTI-LINE (0.1%)
 Corporacion Mapfre SA                92,163      534,209
                                              -----------
 SWEDEN (0.5%)

 COMPUTER SERVICES (0.1%)
 HiQ International AB                202,500      469,103
 Teleca AB                            10,296       53,494
                                              -----------
                                                  522,597
                                              -----------
 FINANCE SERVICES (0.1%)

 D. Carnegie & Co. AB (b)             44,550      556,361
                                              -----------
 INTERNET SERVICES (0.1%)
 Orc Software AB                      52,500      735,722
                                              -----------
 MEDICAL - HOSPITAL MANAGEMENT & SERVICES (0.1%)
 Capio AB (b)                        110,802      755,250
                                              -----------
 MEDICAL SUPPLIES (0.1%)
 Elekta AB (b)                        21,485      174,097
 Q-MED AB (b)                         16,000      265,404
                                              -----------
                                                  439,501
                                              -----------
 TELEVISION (0.0%)
 Modern Times Group AB, Class B (b)   48,458    1,067,124
                                              -----------
                                                4,076,555
                                              -----------
 SWITZERLAND (0.3%)

 COMPUTERS (0.1%)
 Logitech International SA (b)        28,000    1,024,520
                                              -----------
 ENTERPRISE SOFTWARE (0.1%)
 Temenos Group AG (b)                 73,740      555,174
                                              -----------
 MACHINERY (0.0%)
 Tonros SA (b)                        11,350      184,576
                                              -----------
 MEDICAL - DRUGS (0.1%)
 Actelion Ltd. (b)                    13,000      610,737
                                              -----------
                                                2,375,007
                                              -----------

=========================================================
SECURITY DESCRIPTION                 SHARES       VALUE
=========================================================
COMMON STOCKS (CONTINUED)

TAIWAN (0.1%)

ELECTRONICS - SEMICONDUCTORS (0.1%)
Macronix International Co.,
Ltd. ADR (b)                          75,000  $   577,500
                                              -----------
UNITED KINGDOM (1.1%)
ADVERTISING (0.0%)
Incepta Group PLC                    124,955       87,293
                                              -----------
AIRLINES (0.1%)
Easyjet PLC (b)                       71,849      490,956
                                              -----------
AUTO - RETAIL (0.0%)
Vardy PLC                             71,000      329,120
                                              -----------
BROADCASTING & PUBLISHING (0.1%)
HIT Entertainment PLC                105,300      554,017
                                              -----------
COMMERCIAL SERVICES (0.3%)
Interserve PLC                        95,900      711,828
Jarvis PLC                            55,884      437,579
Nestor Healthcare Group               93,456      744,694
                                              -----------
                                                1,894,101
                                              -----------
HOMEBUILDERS (0.1%)
George Wimpey PLC                    158,900      497,798
                                              -----------
INSURANCE (0.1%)
Cox Insurance Holdings PLC           270,400      554,897
                                              -----------
POLLUTION CONTROL (0.1%)
RPS Group PLC                        281,933      590,874
                                              -----------
REAL ESTATE (0.1%)
Freeport PLC                          67,150      436,369
                                              -----------
RETAIL (0.2%)
Electronics Boutique PLC             697,400    1,390,557
Homestyle Group PLC                  118,850      644,335
Wetherspoon PLC                       69,500      438,491
                                              -----------
                                                2,473,383
                                              -----------
TECHNOLOGY (0.0%)
Eidos PLC (b)                         54,000      143,038
                                              -----------
                                                8,051,846
                                              -----------
UNITED STATES (78.5%)

ADVERTISING AGENCIES (0.4%)
R.H. Donnelley Corp. (b)              90,600    2,631,930
                                              -----------
ADVERTISING / MARKETING (1.4%)
Catalina Marketing Corp. (b)         117,800    4,087,660
Getty Images, Inc. (b)               126,300    2,902,374
MSC Industrial Direct Co.
Class A (b)                          167,800    3,314,050
                                              -----------
                                               10,304,084
                                              -----------
AEROSPACE (0.1%)
Titan Corp. (b)                       42,500    1,060,375
                                              -----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

==============================================================
SECURITY DESCRIPTION                      SHARES      VALUE
==============================================================
 COMMON STOCKS (CONTINUED)

 UNITED STATES (CONTINUED)

 AEROSPACE / DEFENSE (0.9%)
 Alliant Techsystems, Inc. (b)              40,450  $3,122,740
 Ducommun, Inc. (b)                         22,200     246,420
 Newport Corp.                              31,000     597,680
 United Defense Industries, Inc. (b)       145,700   3,066,985
                                                    ----------
                                                     7,033,825
                                                    ----------
 AGRICULTURE (0.3%)
 Bunge Ltd.                                 47,900   1,115,112
 Delta & Pine Land Co.                      47,300   1,070,399
                                                    ----------
                                                     2,185,511
                                                    ----------
 APPAREL (0.4%)
 Coach, Inc. (b)                            50,000   1,949,000
 OshKosh B'Gosh, Inc.                       27,000   1,132,380
                                                    ----------
                                                     3,081,380
                                                    ----------
 APPLICATIONS SOFTWARE (0.2%)
 EPIQ Systems, Inc. (b)                     11,100     214,785
 HNC Software, Inc. (b)                     45,700     941,420
 MRO Software, Inc. (b)                     20,000     467,600
                                                    ----------
                                                     1,623,805
                                                    ----------
 AUTO & AUTO PARTS (1.6%)
 American Axle & Manufacturing
 Holdings (b)                               73,000   1,560,740
 BorgWarner, Inc.                           40,000   2,090,000
 Donaldson Co., Inc.                        48,600   1,887,624
 Gentex Corp. (b)                          131,800   3,523,014
 Superior Industries
 International, Inc.                        22,500     905,625
 Terex Corp. (b)                            90,000   1,578,600
                                                    ----------
                                                    11,545,603
                                                    ----------
 AUTO - RETAIL (0.1%)
 Copart, Inc. (b)                           15,000     545,550
                                                    ----------
 BANKING (0.1%)
 Mid-State Bancshares                       45,900     747,252
                                                    ----------
 BUILDING PRODUCTS (0.2%)
 York International Corp.                   31,900   1,216,347
                                                    ----------
 BUSINESS SERVICES (0.7%)
 Corporate Executive Board Co. (b)          27,000     990,900
 Maximus, Inc. (b)                          69,000   2,902,140
 Modis Professional Services, Inc. (b)     136,992     978,123
                                                    ----------
                                                     4,871,163
                                                    ----------
 CHEMICALS (0.8%)
 Cabot Microelectronics Corp. (b)           13,500   1,069,875
 Minerals Technologies, Inc.                45,000   2,098,800
 OM Group, Inc.                             27,500   1,820,225
 Solutia, Inc.                              91,300   1,280,026
                                                    ----------
                                                     6,268,926
                                                    ----------
 COMMERCIAL SERVICES (0.3%)
 Coinstar (b)                               24,000     600,000
 Pennzoil-Quaker State Co.                  90,700   1,310,615
                                                    ----------
                                                     1,910,615
                                                    ----------

==============================================================
SECURITY DESCRIPTION                      SHARES      VALUE
==============================================================
COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)

COMMUNICATIONS & MEDIA (1.1%)
Avaya, Inc. (b)                             57,700  $  701,055
Emmis Communications Corp.
Class A (b)                                 87,000   2,056,680
Harte-Hanks, Inc.                          111,600   3,143,772
Intervoice, Inc. (b)                        55,500     710,400
Mediacom Communications Corp. (b)           76,400   1,395,064
                                                    ----------
                                                     8,006,971
                                                    ----------
COMPUTER SERVICE (1.9%)
Advanced Digital
Information Corp. (b)                       46,000     737,840
Cerner Corp. (b)                            39,700   1,982,221
CIBER, Inc. (b)                            115,800   1,094,310
Compuware Corp. (b)                         69,800     822,942
Earthlink, Inc. (b)                        107,000   1,302,190
Interwoven, Inc. (b)                        86,000     837,640
MCSi, Inc. (b)                              34,350     805,508
Mentor Graphics Corp. (b)                   61,300   1,444,841
MICROS Systems, Inc. (b)                    31,600     793,160
Netscreen Technologies, Inc. (b)            25,000     553,250
Secure Computing Corp. (b)                  66,500   1,366,575
Sonicwall, Inc. (b)                         41,500     806,760
Tier Technologies, Inc. (b)                 82,500   1,778,700
                                                    ----------
                                                    14,325,937
                                                    ----------
COMPUTER SOFTWARE (2.7%)
Activision, Inc. (b)                        35,500     923,355
Citrix Systems, Inc. (b)                   138,200   3,131,612
Dendrite International, Inc. (b)           181,500   2,546,445
Keane, Inc. (b)                             63,500   1,144,905
Midway Games, Inc. (b)                     131,700   1,976,817
OTG Software, Inc. (b)                     108,400   1,084,000
Take-Two Interactive
Software, Inc. (b)                         205,700   3,326,169
THQ, Inc. (b)                               75,000   3,635,250
Transaction Systems
Architects, Inc. (b)                       203,500   2,494,910
                                                    ----------
                                                    20,263,463
                                                    ----------
CONSTRUCTION & HOUSING (0.6%)
Dal-Tile International, Inc. (b)            63,400   1,474,050
Granite Construction, Inc.                  65,000   1,565,200
Simpson Manufacturing Co., Inc. (b)         25,500   1,461,150
                                                    ----------
                                                     4,500,400
                                                    ----------
CONSULTING SERVICES (0.4%)
First Consulting Group, Inc. (b)            28,000     438,200
FTI Consulting (b)                          47,000   1,541,600
KPMG Consulting, Inc. (b)                   76,200   1,262,634
                                                    ----------
                                                     3,242,434
                                                    ----------
CONSUMER GOODS & SERVICES (1.8%)
AptarGroup, Inc.                           188,400   6,599,652
Church & Dwight Co., Inc.                  110,700   2,947,941
International Flavors &
Fragrances, Inc. (b)                        52,000   1,544,920
Matthews International Corp.
Class A                                     85,400   2,099,132
                                                    ----------
                                                    13,191,645
                                                    ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

=====================================================================
SECURITY DESCRIPTION                            SHARES      VALUE
=====================================================================
 COMMON STOCKS (CONTINUED)

 UNITED STATES (CONTINUED)

 CONTAINERS (0.7%)
 Ball Corp.                                       17,600  $1,244,320
 Ivex Packaging Corp. (b)                        160,000   3,040,000
 Temple-Inland, Inc.                              17,500     992,775
                                                          ----------
                                                           5,277,095
                                                          ----------
 COSMETICS (0.3%)
 Alberto-Culver Co. Class A                       65,100   2,544,759
                                                          ----------
 DATA PROCESSING & REPRODUCTION (1.3%)
 Acxiom Corp. (b)                                175,700   3,069,479
 Documentum, Inc. (b)                             24,000     521,280
 Factset Research Systems, Inc.                   50,200   1,754,490
 Fair, Isaac and Co., Inc.                        42,200   2,659,444
 Perot Systems Corp. Class A (b)                  51,500   1,051,630
 Probusiness Services, Inc. (b)                   46,300     870,440
                                                          ----------
                                                           9,926,763
                                                          ----------
 DIAGNOSTIC EQUIPMENT (0.2%)
 Biosite Diagnostics, Inc. (b)                    32,700     600,699
 Diagnostic Products Corp.                        12,000     527,400
 Therasense, Inc. (b)                             20,000     496,000
                                                          ----------
                                                           1,624,099
                                                          ----------
 DIVERSIFIED MANUFACTURING OPERATIONS (0.2%)
 Crane Co.                                        30,300     776,892
 Trinity Industries                               38,600   1,048,762
                                                          ----------
                                                           1,825,654
                                                          ----------
 DRUGS (0.4%)
 Amarin Corporation PLC - ADR (b)                 21,500     373,563
 American Pharmaceutical
 Partners, Inc. (b)                               17,000     353,600
 NPS Pharmaceuticals, Inc. (b)                    17,000     651,100
 Priority Healthcare Corp., Series B (b)          35,000   1,231,650
                                                          ----------
                                                           2,609,913
                                                          ----------
 E-COMMERCE (0.3%)
 Freemarkets, Inc. (b)                            16,000     383,520
 Global Sports, Inc. (b)                          50,000     997,500
 Ticketmaster (b)                                 40,500     663,795
                                                          ----------
                                                           2,044,815
                                                          ----------
 EDUCATION (0.5%)
 Corinthian Colleges, Inc. (b)                    24,500   1,001,805
 ITT Educational Services, Inc. (b)               74,100   2,732,067
                                                          ----------
                                                           3,733,872
                                                          ----------
 ELECTRIC INTEGRATED (0.2%)
 Black Hills Corp.                                40,000   1,353,600
                                                          ----------
 ELECTRICAL EQUIPMENT (0.1%)
 Electro Scientific Industries, Inc. (b)          27,100     813,271
                                                          ----------
 ELECTRONIC COMPONENTS / INSTRUMENTS (0.5%)
 DSP Group, Inc. (b)                              42,500     988,550
 ESS Technology, Inc. (b)                         23,000     488,980
 Itron, Inc. (b)                                  35,000   1,060,500
 Zoran Corp. (b)                                  30,000     979,200
                                                          ----------
                                                           3,517,230
                                                          ----------

=====================================================================
SECURITY DESCRIPTION                            SHARES        VALUE
=====================================================================
COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)

ELECTRONICS (4.4%)
Actel Corp. (b)                                   67,000  $1,333,970
Aeroflex, Inc. (b)                               110,000   2,082,300
Atmi, Inc. (b)                                    55,400   1,321,290
Benchmark Electronics, Inc. (b)                   21,200     401,952
Conexant Systems, Inc. (b)                        52,300     751,028
Credence Systems Corp. (b)                        90,300   1,676,871
Cree Research, Inc. (b)                          133,900   3,944,694
Elantec Semiconductor, Inc. (b)                   47,500   1,824,000
Hubbell, Inc.                                     37,800   1,110,564
Integrated Silicon Solution, Inc. (b)            135,000   1,652,400
Intersil Holding Corp. (b)                        16,000     516,000
Kopin Corp. (b)                                   40,500     567,000
Lam Research Corp. (b)                           191,000   4,435,020
Lattice Semiconductor Corp. (b)                  129,900   2,672,043
Microtune, Inc. (b)                               23,500     551,310
Oak Technology, Inc. (b)                          82,000   1,127,500
Plexus Corp. (b)                                  80,500   2,138,080
Power Integrations, Inc. (b)                      21,000     479,640
Semtech Corp. (b)                                  7,000     249,830
Silicon Laboratories (b)                          10,000     337,100
Triquint Semiconductor, Inc. (b)                 129,800   1,591,348
Varian Semicondutor Equipment
Associates, Inc. (b)                              18,500     639,915
Vitesse Semiconductor Corp. (b)                   84,000   1,044,120
                                                          ----------
                                                          32,447,975
                                                          ----------
ENERGY SOURCES (0.1%)
Headwaters, Inc. (b)                              36,500     418,290
                                                          ----------
ENGINEERING (0.2%)
Emcor Group, Inc. (b)                             28,700   1,302,980
                                                          ----------
ENGINEERING SERVICES (0.2%)
Jacobs Engineering Group, Inc. (b)                23,800   1,570,800
                                                          ----------
ENTERPRISE SOFTWARE (0.2%)
Legato Systems, Inc. (b)                         135,000   1,750,950
                                                          ----------
ENTERTAINMENT (0.5%)
Acclaim Entertainment, Inc. (b)                  247,500   1,311,750
Ameristar Casinos (b)                             31,000     776,550
Argosy Gaming Co. (b)                             38,000   1,235,760
Boyd Gaming Corp. (b)                             80,000     520,000
                                                          ----------
                                                           3,844,060
                                                          ----------
ENVIRONMENTAL SERVICES (0.1%)
TRC Cos., Inc. (b)                                10,500     525,000
                                                          ----------
FINANCIAL (6.4%)
Affiliated Managers Group, Inc. (b)               19,600   1,381,408
American Capital Strategies Ltd.                  54,200   1,536,570
AmeriCredit Corp. (b)                             75,500   2,382,025
Bank United Corp. Contigent
Payment Rights (b)                                40,000       4,000
Banknorth Group, Inc.                            116,100   2,614,572
Checkfree Corp. (b)                               86,000   1,548,000
City National Corp.                               28,900   1,353,965
Colonial Bancgroup, Inc.                          56,100     790,449
Commerce Bancorp, Inc.                            47,400   1,864,716
Community First Bankshares, Inc.                  68,300   1,754,627

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

================================================================
SECURITY DESCRIPTION                        SHARES      VALUE
================================================================
 COMMON STOCKS (CONTINUED)

 UNITED STATES (CONTINUED)

 FINANCIAL (CONTINUED)
 Cullen / Frost Bankers, Inc.                123,100  $3,801,328
 Digital Insight Corp. (b)                   155,400   3,474,744
 Efunds Corp. (b)                             42,100     578,875
 Financial Federal Corp. (b)                  92,700   2,896,875
 First Midwest Bancorp, Inc.                 100,000   2,919,000
 Hudson United Bancorp                        64,030   1,837,661
 M & T Bank Corp.                             33,300   2,425,905
 New York Community Bancorp, Inc.            169,275   3,871,318
 OceanFirst Financial Corp.                   45,800   1,106,528
 Renaissancere Holdings Ltd.                  13,100   1,249,740
 Sterling Bancshares, Inc.                    92,737   1,161,067
 TCF Financial Corp.                          10,500     503,790
 Texas Regional Bancshares,
 Inc. Class A                                 19,800     749,430
 Webster Financial Corp.                      99,600   3,140,388
 Westamerica Bankcorp.                        65,000   2,572,050
                                                      ----------
                                                      47,519,031
                                                      ----------

 FINANCIAL SERVICES (0.2%)
 Downey Financial Corp.                       36,000   1,485,000
                                                      ----------
 FOOD & BEVERAGE (3.1%)
 AFC Enterprises, Inc. (b)                    54,800   1,555,772
 American Italian Pasta Co. (b)               94,000   3,950,820
 Constellation Brands, Inc. (b)               45,000   1,928,250
 Darden Restaurants, Inc.                     36,000   1,274,400
 Dreyer's Grand Ice Cream, Inc.               56,200   2,164,262
 Hormel Foods Corp.                           48,500   1,303,195
 P.F. Chang's China Bistro, Inc. (b)          27,500   1,300,750
 Pepsiamericas, Inc.                         187,300   2,584,740
 Performance Food Group Co. (b)               36,000   1,266,120
 Ruddick Corp.                                74,000   1,183,260
 Smithfield Foods, Inc. (b)                   95,000   2,093,800
 Sun International Hotels Ltd. (b)            60,000   1,521,000
 Whole Foods Market, Inc.                     14,500     631,620
                                                      ----------
                                                      22,757,989
                                                      ----------
 FOOD - RETAIL (0.1%)
 Flowers Foods, Inc. (b)                      15,000     598,800
 Pathmark Stores, Inc. (b)                    11,000     271,260
                                                      ----------
                                                         870,060
                                                      ----------
 FOOD DISTRIBUTORS, SUPERMARKETS & WHOLESALERS (0.2%)
 Green Mountain Coffee (b)                    13,000     356,070
 Supervalu, Inc.                              62,100   1,373,652
                                                      ----------
                                                       1,729,722
                                                      ----------
 GAMING / HOTELS (0.7%)
 Global Payment, Inc.                        106,000   3,646,400
 Prime Hospitality Corp. (b)                  36,700     405,535
 Shuffle Master, Inc. (b)                     55,000     861,850
                                                      ----------
                                                       4,913,785
                                                      ----------
 HEALTHCARE (5.9%)
 Apria Healthcare Group, Inc. (b)             83,000   2,074,170
 Beverly Enterprises, Inc. (b)               185,000   1,591,000
 Caremark Rx, Inc. (b)                        83,700   1,365,147
 Datascope Corp.                              19,800     671,616
 Davita, Inc. (b)                            110,000   2,689,500

================================================================
SECURITY DESCRIPTION                         SHARES      VALUE
================================================================
COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)

HEALTHCARE (CONTINUED)
Dentsply International, Inc.                  46,900  $2,354,380
Haemonetics Corp. (b)                         64,800   2,198,016
Henry Schein, Inc. (b)                        48,900   1,810,767
IDEXX Laboratories, Inc. (b)                  60,800   1,733,408
LifePoint Hospitals, Inc. (b)                 47,500   1,616,900
Medquist, Inc. (b)                            37,500   1,096,875
Mentor Corp.                                  93,500   2,670,360
Mid Atlantic Medical
Services, Inc. (b)                            75,000   1,702,500
Patterson Dental Co. (b)                      70,900   2,901,937
Renal Care Group, Inc. (b)                   108,200   3,473,220
Respironics, Inc. (b)                         74,500   2,580,680
Trigon Healthcare, Inc. (b)                   54,621   3,793,428
United Surgical Partners
International, Inc. (b)                       84,300   1,782,945
VISX, Inc. (b)                               406,600   5,387,449
                                                      ----------
                                                      43,494,298
                                                      ----------
HOUSEHOLD FURNISHING & APPLIANCES (0.3%)
Furniture Brands
International, Inc. (b)                       58,300   1,866,766
                                                      ----------
HUMAN RESOURCES (0.2%)
Exult, Inc. (b)                               82,500   1,324,125
                                                      ----------
IDENTIFICATION SYS / DEV (0.2%)
Symbol Technologies, Inc.                     76,000   1,206,880
                                                      ----------
INDUSTRIAL / MISCELLANEOUS (1.1%)
ABM Industries, Inc.                          23,100     724,185
Actuant Corp. (b)                             60,000   2,016,000
Agnico-Eagle Mines Ltd.                      175,000   1,727,250
Brady Corp. Class A                           46,000   1,683,600
Brooks Automation, Inc. (b)                   25,500   1,037,085
Cognex Corp. (b)                              41,900   1,073,059
                                                      ----------
                                                       8,261,179
                                                      ----------
INSTRUMENTS - CONTROLS (0.3%)
PerkinElmer, Inc.                             63,599   2,227,237
                                                      ----------
INSTRUMENTS - SCIENTIFIC (0.1%)
FEI Co. (b)                                   28,500     898,035
                                                      ----------
INSURANCE (2.9%)
Annuity and Life Re (Holdings) Ltd.          125,800   3,158,838
Aon Corp.                                     61,400   2,180,928
Arthur J. Gallagher & Co.                     17,000     586,330
Brown & Brown, Inc.                           89,100   2,432,430
Clark/Bardes Holdings, Inc. (b)               32,500     819,975
Everest Reinsurance Holdings, Inc.            16,700   1,180,690
HCC Insurance Holdings, Inc.                  57,600   1,586,880
Hilb, Rogal & Hamilton Co.                    57,000   3,194,850
Horace Mann Educators Corp.                   97,000   2,058,340
Reinsurance Group of America, Inc.            21,900     728,832
StanCorp Financial Group, Inc.                29,400   1,389,150
W. R. Berkley Corp.                           31,000   1,664,700
Willis Group Holdings Ltd. (b)                21,000     494,550
                                                      ----------
                                                      21,476,493
                                                      ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
 COMMON STOCKS (CONTINUED)

 UNITED STATES (CONTINUED)

 INTERNET APPLICATIONS SOFTWARE (0.5%)
 Inktomi Corp. (b)                           53,500  $  358,985
 Network Associates, Inc. (b)                77,500   2,003,375
 Webex Communications, Inc. (b)              57,500   1,428,875
                                                     ----------
                                                      3,791,235
                                                     ----------
 INTERNET SERVICES (0.0%)
 Riverstone Networks, Inc. (b)                    1          17
                                                     ----------
 INVESTMENT COMPANY (0.1%)
 Medallion Financial Corp.                  112,500     888,750
                                                     ----------
 LEASE / RENTAL (0.1%)
 United Rentals, Inc. (b)                    38,200     867,140
                                                     ----------
 MACHINERY (0.1%)
 Joy Global, Inc. (b)                        54,600     917,280
                                                     ----------
 MACHINERY & CAPITAL GOODS (2.5%)
 Circor International, Inc.                 120,000   2,214,000
 Cummins Engine, Inc.                        30,800   1,187,032
 Dionex Corp. (b)                            56,600   1,443,866
 Flowserve Corp.                             27,400     729,114
 Gardner Denver, Inc. (b)                   105,400   2,352,528
 IDEX Corp.                                  52,800   1,821,600
 Ingersoll-Rand Co.                          24,300   1,015,983
 Kaydon Corp.                                88,800   2,013,984
 Roper Industries, Inc.                      47,900   2,371,050
 Zebra Technologies Corp. (b)                61,710   3,425,522
                                                     ----------
                                                     18,574,679
                                                     ----------
 MEDICAL - INFORMATION SYSTEMS (0.6%)
 NDC Health Corp.                           112,400   3,883,420
 QuadraMed Corp. (b)                         39,000     329,550
                                                     ----------
                                                      4,212,970
                                                     ----------
 MEDICAL EQUIPMENT & SUPPLIES (0.1%)
 Advanced Neuromodulation
 Systems (b)                                 17,000     599,250
 Resmed, Inc. (b)                             8,500     458,320
                                                     ----------
                                                      1,057,570
                                                     ----------
 MEDICAL INSTRUMENTS (0.2%)
 Urologix, Inc. (b)                          81,300   1,630,065
                                                     ----------
 MEDICAL LASER SYSTEMS (0.2%)
 Lumenis Ltd. (b)                            65,500   1,290,350
                                                     ----------
 MEDICAL PRODUCTS (1.4%)
 Affymetrix, Inc. (b)                        84,200   3,178,550
 Cooper Companies, Inc.                      28,700   1,434,426
 Covance, Inc. (b)                           75,500   1,713,850
 Gene Logic, Inc. (b)                        99,600   1,876,464
 ICU Medical, Inc. (b)                       15,000     667,500
 Owens & Minor, Inc.                         84,700   1,566,950
                                                     ----------
                                                     10,437,740
                                                     ----------
 MEDICAL PROVIDERS (0.3%)
 Amsurg Corp. (b)                            48,800   1,326,384
 Kindred Healthcare, Inc. (b)                14,400     748,800
                                                     ----------
                                                      2,075,184
                                                     ----------

===============================================================
SECURITY DESCRIPTION                     SHARES      VALUE
===============================================================
COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)

MEDICAL - DRUGS (1.0%)
Cephalon, Inc. (b)                           25,800  $1,950,093
D & K Healthcare Resources, Inc.             26,000   1,480,700
ICN Pharmaceuticals, Inc.                    29,600     991,600
Ilex Oncology, Inc. (b)                      18,000     486,720
Isis Pharmaceuticals, Inc. (b)               26,500     588,035
Neurocrine Biosciences, Inc. (b)             20,500   1,051,855
Sangstat Medical Corp. (b)                   38,000     746,320
                                                     ----------
                                                      7,295,323
                                                     ----------
NETWORKING (0.2%)
Computer Network
Technology Corp. (b)                         54,200     964,218
Tellium, Inc. (b)                           102,300     637,329
                                                     ----------
                                                      1,601,547
                                                     ----------

OFFICE EQUIPMENT & SUPPLIES (0.7%)
United Stationers, Inc. (b)                  58,900   1,981,985
Wallace Computer Services, Inc.             153,700   2,918,763
                                                     ----------
                                                      4,900,748
                                                     ----------
OIL & GAS (4.8%)
Apache Corp.                                 16,390     817,533
Cabot Oil & Gas Corp. Class A               107,500   2,585,375
Cal Dive International, Inc. (b)             38,800     957,584
Frontier Oil Corp.                           40,500     673,920
Global Industries Ltd. (b)                  435,500   3,875,950
Helmerich & Payne, Inc.                      15,300     510,714
Key Energy Services, Inc. (b)               116,400   1,070,880
Meridian Resource Corp. (b)                 260,000   1,037,400
National-Oilwell, Inc. (b)                   92,052   1,897,192
New Jersey Resources Corp.                   25,500   1,193,400
Newfield Exploration Co. (b)                104,700   3,717,897
Oceaneering International, Inc. (b)          90,100   1,993,012
Offshore Logistics, Inc. (b)                 93,000   1,651,680
Patterson-UTI Energy, Inc. (b)               52,600   1,226,106
Pride International, Inc. (b)               142,200   2,147,220
Questar Corp.                                54,700   1,370,235
Rowan Cos., Inc. (b)                         38,000     736,060
Smith International, Inc.                    14,000     750,680
Swift Energy Co. (b)                         46,400     937,280
Unit Corp. (b)                              150,000   1,935,000
Varco International, Inc. (b)                31,100     465,878
WGL Holdings, Inc.                           28,400     825,588
Xto Energy, Inc.                            182,700   3,197,250
                                                     ----------
                                                     35,573,834
                                                     ----------
OIL AND GAS EXPLORATION SERVICES (0.2%)
Remington Oil & Gas (b)                      38,500     666,050
Spinnaker Exploration Co. (b)                11,000     452,760
                                                     ----------
                                                      1,118,810
                                                     ----------
PAINT, VARNISHES, ENAMELS (0.5%)
Fuller (H. B.) Co.                           48,000   1,380,960
RPM, Inc.                                    78,600   1,136,556
Valspar Corp.                                34,000   1,346,400
                                                     ----------
                                                      3,863,916
                                                     ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

===================================================================
SECURITY DESCRIPTION                           SHARES      VALUE
===================================================================
 COMMON STOCKS (CONTINUED)

 UNITED STATES (CONTINUED)

 PAPER PRODUCTS (0.3%)
 Bowater, Inc.                                   15,600  $  744,120
 Pope & Talbot, Inc.                            130,000   1,852,500
                                                         ----------
                                                          2,596,620
                                                         ----------
 PHARMACEUTICALS (0.9%)
 Connetics Corp. (b)                             47,000     559,300
 Duane Reade, Inc. (b)                           55,000   1,669,250
 First Horizon (b)
 Pharmaceutical Corp. (b)                        19,000     558,410
 MIM Corp. (b)                                   35,000     623,000
 Pharmacyclics, Inc. (b)                         13,600     135,184
 SICOR, Inc. (b)                                127,500   1,999,200
 Transkaryotic Therapy, Inc. (b)                 32,000   1,369,600
                                                         ----------
                                                          6,913,944
                                                         ----------
 POWER CONVERSION / SUPPLY EQUIPMENT (0.1%)
 Wilson Greatbatch (b)
 Technologies, Inc. (b)                          11,500     415,150
                                                         ----------
 PRINTING & PUBLISHING (0.7%)
 Lee Enterprises, Inc.                           34,400   1,251,128
 R.R. Donnelley & Sons Co.                       31,300     929,297
 Valassis Communications, Inc. (b)               92,100   3,280,602
                                                         ----------
                                                          5,461,027
                                                         ----------
 REAL ESTATE INVESTMENT TRUST (1.4%)
 Anthracite Capital, Inc.                        81,200     892,388
 Arden Realty, Inc. (b)                          47,100   1,248,150
 Camden Property Trust                           40,400   1,482,680
 CBL & Associates Properties, Inc.               33,700   1,061,550
 FBR Asset Investment Corp.                      54,200   1,523,020
 Jones Lang LaSalle, Inc. (b)                    59,500   1,073,975
 Liberty Property Trust                          56,900   1,698,465
 Mack-Cali Realty Corp.                          45,500   1,411,410
                                                         ----------
                                                         10,391,638
                                                         ----------
 RESTAURANTS (0.8%)
 Brinker International, Inc. (b)                 35,050   1,043,088
 CEC Entertainment, Inc. (b)                     74,300   3,223,877
 IHOP Corp. (b)                                  32,200     943,460
 Ruby Tuesday, Inc.                              50,000   1,031,500
                                                         ----------
                                                          6,241,925
                                                         ----------
 RETAIL (3.6%)
 American Eagle Outfitters, Inc. (b)             57,500   1,504,775
 AnnTaylor Stores Corp. (b)                      36,800   1,288,000
 AutoNation, Inc. (b)                            94,700   1,167,651
 Borders Group, Inc. (b)                         49,200     976,128
 Christopher & Banks Corp. (b)                   13,500     462,375
 Circuit City Stores, Inc.                       40,600   1,053,570
 Claire's Stores, Inc.                           96,700   1,460,170
 Electronics Boutique
 Holdings Corp. (b)                              20,500     818,770
 Family Dollar Stores, Inc.                      43,400   1,301,132
 Foot Locker, Inc.                               77,300   1,209,745
 Galyan's Trading Co. (b)                        77,619   1,105,295
 Hot Topic, Inc.                                 37,500   1,177,125
 J.C. Penney Co.                                 44,800   1,205,120
 Krispy Kreme Doughnuts, Inc. (b)                25,000   1,105,000


===================================================================
SECURITY DESCRIPTION                           SHARES       VALUE
===================================================================
COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)

RETAIL (CONTINUED)
Linen 'n Things, Inc. (b)                        46,500  $1,185,750
Micheal Stores, Inc. (b)                         40,600   1,337,770
Movie Gallery (b)                                44,000   1,071,840
Panera Bread Co. (b)                             38,000   1,977,520
Payless ShoeSource, Inc. (b)                     38,400   2,156,160
Pier 1 Imports, Inc.                             59,000   1,023,060
Tuesday Morning Corp. (b)                        67,000   1,212,030
Urban Outfitters (b)                             49,000   1,181,880
                                                         ----------
                                                         26,980,866
                                                         ----------
RETAIL - BOOKSTORE (0.1%)
Barnes & Noble, Inc. (b)                         15,600     461,760
                                                         ----------
SCHOOLS (0.1%)
Career Education Corp. (b)                       14,500     497,060
                                                         ----------
SEMICONDUCTOR EQUIPMENT (0.1%)
Novellus Systems (b)                             22,100     871,845
                                                         ----------
SEMICONDUCTORS (0.8%)
Cypress Semiconductor Corp. (b)                  52,900   1,054,297
Integrated Circuit Systems (b)                  112,500   2,541,375
LTX Corp. (b)                                    82,500   1,727,550
Xicor, Inc. (b)                                  50,500     560,550
                                                         ----------
                                                          5,883,772
                                                         ----------
SOFTWARE & COMPUTER SERVICES (0.3%)
Borland Software Corp. (b)                       85,000   1,331,100
E.Piphany, Inc. (b)                              42,000     365,820
Netiq Corp. (b)                                  14,500     511,270
                                                         ----------
                                                          2,208,190
                                                         ----------
STEEL (0.4%)
Carpenter Technology Corp.                       38,300   1,019,546
Reliance Steel & Aluminum Co.                    63,750   1,673,438
Steel Dynamics (b)                               46,000     534,060
                                                         ----------
                                                          3,227,044
                                                         ----------
SUPERCONDUCTOR PRODUCTS AND SYSTEMS (0.1%)
Intermagnetics General (b)                       36,700     950,530
                                                         ----------
TECHNOLOGY (0.9%)
Black Box Corp. (b)                              33,800   1,787,344
CACI International, Inc. Class A (b)             43,300   1,709,701
Electronics For Imaging, Inc. (b)               112,900   2,518,799
Kronos, Inc. (b)                                 13,500     653,130
                                                         ----------
                                                          6,668,974
                                                         ----------
TELECOMMUNICATION EQUIPMENT (2.5%)
Advanced Fibre
Communications, Inc. (b)                        263,300   4,652,511
Anaren Microwave, Inc. (b)                       56,000     969,920
Davox Corp. (b)                                  59,900     579,233
Harmonic Lightwaves, Inc. (b)                   181,200   2,178,024
Harris Corp.                                     43,400   1,324,134
Polycom, Inc. (b)                                15,500     528,085
Tekelec (b)                                     144,300   2,613,273
Tollgrade Communications, Inc. (b)               61,500   2,051,025

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NATIONWIDE SMALL COMPANY FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

===================================================================
SECURITY DESCRIPTION                        SHARES        VALUE
===================================================================
 COMMON STOCKS (CONTINUED)

 UNITED STATES (CONTINUED)

 TELECOMMUNICATION EQUIPMENT (CONTINUED)
 UTStarcom, Inc. (b)                           36,000  $ 1,026,000
 West Corp. (b)                                35,200      877,888
 Western Wireless Corp. Class A (b)            56,900    1,607,425
                                                       -----------
                                                        18,407,518
                                                       -----------
 TELECOMMUNICATIONS (0.1%)
 AirGate PCS, Inc. (b)                         22,300    1,015,765
                                                       -----------
 TEXTILE MANUFACTURING (0.1%)
 Mohawk Industries Co. (b)                     19,000    1,042,720
                                                       -----------
 TOYS (0.2%)
 Mattel, Inc.                                  79,400    1,365,680
                                                       -----------
 TRANSPORTATION (1.8%)
 Forward Air Corp. (b)                         60,000    2,035,200
 Frontier Airlines, Inc. (b)                  120,000    2,040,000
 Frontline Ltd.                               145,000    1,486,250
 Genesee & Wyoming, Class A (b)                26,200      855,430
 Kansas City Southern
 Industries, Inc. (b)                         128,600    1,817,118
 Knight Transportation, Inc. (b)               51,000      957,780
 SkyWest, Inc.                                 58,800    1,496,460
 Tidewater, Inc.                               29,500    1,000,050
 Wabtec Corp.                                 101,200    1,244,760
 Yellow Corp. (b)                              30,800      773,080
                                                       -----------
                                                        13,706,128
                                                       -----------
 UTILITIES (1.6%)
 American States Water Co.                     20,800      726,960
 Arch Coal, Inc.                               95,000    2,156,500
 Cleco Corp.                                   70,000    1,537,900
 IDACORP, Inc.                                 41,100    1,668,660
 Nstar W/I                                     29,100    1,305,135
 Power-One, Inc. (b)                          180,500    1,879,005
 UniSource Energy Corp.                        73,500    1,336,965
 Wisconsin Energy Corp.                        45,200    1,019,712
                                                       -----------
                                                        11,630,837
                                                       -----------
                                                       582,755,093
                                                       -----------
 TOTAL COMMON STOCKS                                   675,305,854
                                                       -----------

 MUTUAL FUND (1.5%)
 i Shares Russell 2000 Index Fund             118,500   11,417,475
                                                       -----------
 TOTAL MUTUAL FUND                                      11,417,475
                                                       -----------

==================================================================
 SECURITY DESCRIPTION                     PRINCIPAL       VALUE
==================================================================
 COMMERCIAL PAPER (2.1%)

 TYCO INTERNATIONAL (2.1%)
 2.25%,  01/02/02  $                        3,446,000    3,445,569
 2.45%,  01/04/02                          12,000,000   11,996,734
                                                       -----------
 TOTAL  COMMERCIAL  PAPER                               15,442,303
                                                       -----------

==================================================================
 SECURITY DESCRIPTION                     PRINCIPAL       VALUE
==================================================================
U.S. GOVERNMENT OBLIGATIONS (0.9%)
U.S.  TREASURY  BILLS  (0.9%)
1.71%,  01/03/02                           $2,242,000   $2,241,684
3.40%,  01/10/02                            3,038,000    3,036,603
3.425%,  01/24/02                             421,000      420,526
3.265%,  02/14/02                             123,000      122,742
1.71%,  02/28/02                              958,000      955,387
                                                       -----------
TOTAL  U.S.  TREASURY  BILLS                             6,776,942
                                                       -----------

REPURCHASE  AGREEMENT  (4.6%)
Fifth  Third  Bank,  1.37%,  01/02/02
(Fully  collateralized  by
FHLMC,  Freddie  Mac  Securities,

Fannie  Mae  Strips,
FHLB  Securities,  &
Freddie  Mac  Strip)                       34,423,573   34,423,573
                                                       -----------
TOTAL  REPURCHASE  AGREEMENT                            34,423,573
                                                       -----------
TOTAL  INVESTMENTS
(COST  $665,624,850)  (a) - (100.0%)                   743,366,147

OTHER ASSETS IN EXCESS OF
LIABILITIES  -  (0.0%)                                     102,156
                                                      ------------
NET  ASSETS  -  (100.0%)                              $743,468,303
                                                      ============

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

         Unrealized  appreciation                  $111,917,481
         Unrealized  depreciation                   (34,176,184)
                                                   ------------
         Net unrealized appreciation               $ 77,741,297
                                                   ============

     Aggregate cost for federal income tax purposes is
     substantially  the  same.
(b)  Denotes a non-income producing security.
ADR        American  Depositary  Receipt
CV         Convertible
FHLB       Federal  Home  Loan  Bank
FHLMC      Federal  Home  Loan  Mortgage  Corporation
GDR        Global  Depositary  Receipt
STRIP      Separate  Trading  of  Registered  Interest  and
           Principal

See notes to financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                MONEY MARKET FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

======================================================================
SECURITY DESCRIPTION                           PRINCIPAL      VALUE
======================================================================
 COMMERCIAL PAPER (89.4%)

 ASSET BACKED SECURITIES (11.6%)
 Delaware Funding Corp.* (3.3%)
 2.04%, 01/02/02                              $ 3,673,000  $ 3,672,792
 1.93%, 01/04/02                               10,009,000   10,007,390
 1.84%, 01/09/02                               18,000,000   17,992,640
 2.24%, 01/16/02                               32,000,000   31,970,133
 1.83%, 01/17/02                               10,000,000    9,991,867
 1.80%, 03/28/02                               20,000,000   19,914,000
                                                           -----------
                                                            93,548,822
                                                           -----------
 Falcon Asset Securitization Corp. * (2.5%)
 2.08%, 01/10/02                               10,000,000    9,994,800
 1.80%-2.07%, 01/15/02                         32,000,000   31,975,289
 2.06%, 01/16/02                               10,000,000    9,991,417
 1.85%, 02/04/02                               15,000,000   14,973,792
 2.06%, 02/05/02                                5,000,000    4,989,986
                                                           -----------
                                                            71,925,284
                                                           -----------
 Preferred Receivables Funding Corp.* (2.5%)
 2.06%-2.10%, 01/07/02                         28,550,000   28,540,074
 1.80%, 01/14/02                                5,553,000    5,549,391
 2.08%, 01/17/02                               19,930,000   19,911,576
 1.85%, 02/01/02                               18,175,000   18,146,046
                                                           -----------
                                                            72,147,087
                                                           -----------
 Variable Funding Capital Corp. * (3.3%)
 2.35%, 01/03/02                               15,000,000   14,998,042
 2.10%, 01/04/02                               35,000,000   34,993,875
 2.25%, 01/09/02                               15,000,000   14,992,500
 2.30%, 01/14/02                               20,000,000   19,983,389
 1.90%, 01/23/02                               10,000,000    9,988,389
                                                           -----------
                                                            94,956,195
                                                           -----------
                                                           332,577,388
                                                           -----------
 AUTO / FINANCE (4.0%)
 American Honda Finance Corp. (2.3%)
 1.82%-2.04%, 02/19/02                         58,000,000   57,841,349
 2.05%-2.10%, 02/20/02                          6,350,000    6,331,826
                                                           -----------
                                                            64,173,175
                                                           -----------
 Toyota Motor Credit Corp. (1.7%)
 1.82%, 01/31/02                               50,000,000   49,924,167
                                                           -----------
                                                           114,097,342
                                                           -----------
 BANKS (13.4%)
 Citicorp (2.1%)
 1.87%, 01/08/02                               15,000,000   14,994,546
 1.80%, 01/15/02                               20,000,000   19,986,000
 1.87%, 01/30/02                               25,000,000   24,962,340
                                                           -----------
                                                            59,942,886
                                                           -----------
 JP Morgan Chase (2.6%)
 1.85%, 01/11/02                                3,900,000    3,897,996
 1.75%, 02/12/02                               40,000,000   39,918,333
 1.82%, 04/01/02                               30,000,000   29,863,500
                                                           -----------
                                                            73,679,829
                                                           -----------
 National Australian Funding (1.2%)
 2.35%, 01/03/02                               35,000,000   34,995,431
                                                           -----------

======================================================================
SECURITY DESCRIPTION                          PRINCIPAL       VALUE
======================================================================
COMMERCIAL PAPER (CONTINUED)

BANKS (CONTINUED)
National City Credit Corp. (3.4%)
2.22%, 01/18/02                               $30,000,000  $29,968,549
1.86%, 02/06/02                                10,000,000    9,981,400
2.00%, 02/08/02                                15,000,000   14,968,333
2.06%, 02/15/02                                25,000,000   24,935,625
2.04%, 02/28/02                                20,000,000   19,934,267
                                                           -----------
                                                            99,788,174
                                                           -----------
State Street Corp. (1.7%)
1.78%, 01/18/02                                25,000,000   24,978,986
1.84%, 01/29/02                                23,700,000   23,666,083
                                                           -----------
                                                            48,645,069
                                                           -----------
UBS Finance LLC (1.0%)
1.75%, 02/14/02                                28,039,000   27,979,028
                                                           -----------
Westdeutsche Landesbank
Giro* (1.4%)
1.78%, 02/06/02                                40,000,000   39,928,800
                                                           -----------
                                                           384,959,217
BROKER / DEALERS (9.6%)
Goldman Sachs Group, Inc. (3.4%)
1.75%, 01/02/02                                40,000,000   39,998,056
1.95%, 01/10/02                                28,114,000   28,100,294
1.95%, 01/14/02                                30,000,000   29,978,875
                                                           -----------
                                                            98,077,225
                                                           -----------
Marsh & McLennan Co.* (2.5%)
1.90%, 01/04/02                                25,000,000   24,996,042
1.87%, 01/18/02                                47,595,000   47,552,971
                                                           -----------
                                                            72,549,013
                                                           -----------
Salomon Smith Barney, Inc. (3.7%)
1.90%, 01/04/02                                20,000,000   19,996,833
1.90%, 01/07/02                                10,000,000    9,996,833
1.82%, 01/08/02                                20,000,000   19,992,922
1.76%, 01/28/02                                20,000,000   19,973,600
1.77%, 02/01/02                                15,000,000   14,977,138
1.81%, 02/04/02                                20,000,000   19,965,811
                                                           -----------
                                                           104,903,137
                                                           -----------
                                                           275,529,375
                                                           -----------
CONSUMER SALES FINANCE (11.2%)
American Express Credit Corp. (1.7%)
1.75%, 01/07/02                                50,000,000   49,985,417
                                                           -----------
American General Finance Corp. (2.6%)
1.99%, 01/16/02                                10,000,000    9,991,708
2.10%, 01/28/02                                10,000,000    9,984,250
1.81%, 02/01/02                                25,000,000   24,961,035
1.81%, 02/14/02                                30,000,000   29,933,633
                                                           -----------
                                                            74,870,626
                                                           -----------
Harley-Davidson Funding Corp.* (3.2%)
2.05%, 01/03/02                                14,000,000   13,998,406
1.80%-2.05%, 01/11/02                          12,147,000   12,140,302
1.78%, 01/30/02                                15,250,000   15,228,133
1.84%, 02/01/02                                15,000,000   14,976,233
1.80%, 02/12/02                                 9,636,000    9,615,764
1.77%, 02/19/02                                14,483,000   14,448,108
1.80%, 02/20/02                                11,250,000   11,221,875
                                                           -----------
                                                            91,628,821
                                                           -----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                MONEY MARKET FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

=================================================================
SECURITY DESCRIPTION                     PRINCIPAL      VALUE
=================================================================
 COMMERCIAL PAPER (CONTINUED)

 CONSUMER SALES FINANCE (CONTINUED)
 Wells Fargo Financial, Inc. (3.7%)
 3.20%, 01/07/02                        $15,000,000  $14,992,000
 2.20%, 01/18/02                         20,000,000   19,978,939
 2.03%, 02/13/02                         10,000,000    9,975,753
 2.40%, 02/27/02                         10,000,000    9,962,000
 2.28%, 03/01/02                         30,000,000   29,887,900
 2.19%, 03/04/02                         10,000,000    9,962,283
 1.98%, 06/03/02                         10,000,000    9,915,850
                                                     -----------
                                                     104,674,725
                                                     -----------
                                                     321,159,589
                                                     -----------
 DIVERSIFIED FINANCE (15.5%)
 Concord Minutemen Capital Co.* (0.7%)
 1.82%, 03/08/02                         20,000,000   19,933,267
                                                     -----------
 General Electric Capital Corp. (1.6%)
 2.12%-2.42%, 01/25/02                   20,000,000   19,969,732
 2.45%, 01/29/02                          1,925,000    1,921,332
 2.00%, 02/07/02                            800,000      798,356
 1.80%, 03/28/02                          4,755,000    4,734,554
 2.05%, 05/24/02                         20,000,000   19,837,139
                                                     -----------
                                                      47,261,113
                                                     -----------
 General Electric Financial Assurance Corp.* (2.2%)
 1.80%, 01/09/02                          5,000,000    4,998,000
 2.32%, 01/16/02                         20,000,000   19,980,666
 1.82%, 01/18/02                          5,000,000    4,995,703
 2.07%, 02/14/02                          5,000,000    4,987,350
 1.85%, 02/25/02                          6,000,000    5,983,042
 1.79%, 03/08/02                         10,000,000    9,967,183
 1.83%, 03/20/02                          7,000,000    6,972,245
 1.80%, 04/01/02                          5,000,000    4,977,500
                                                     -----------
                                                      62,861,689
                                                     -----------
 Household Finance Corp. (3.7%)
 2.13%-2.25%, 01/17/02                   40,000,000   39,960,534
 2.04%, 01/25/02                         10,000,000    9,986,400
 1.90%, 02/06/02                         10,000,000    9,981,000
 1.89%, 02/07/02                         12,000,000   11,976,690
 2.01%, 02/11/02                         20,000,000   19,954,217
 1.74%, 03/08/02                          8,200,000    8,173,842
 1.80%, 03/21/02                          5,000,000    4,980,250
                                                     -----------
                                                     105,012,933
                                                     -----------
 IBM Credit Corp. (1.7%)
 2.11%, 01/02/02                         49,673,000   49,670,089
                                                     -----------
 Sigma Finance, Inc.* (3.6%)
 2.15%, 01/04/02                         37,900,000   37,893,210
 2.02%, 01/28/02                         11,000,000   10,983,335
 2.02%, 02/04/02                         30,000,000   29,942,767
 1.82%, 02/07/02                         10,000,000    9,981,294
 1.89%, 05/23/02                         15,000,000   14,888,175
                                                     -----------
                                                     103,688,781
                                                     -----------
 Tyco Capital Corp. (2.0%)
 1.80%, 02/15/02                         20,000,000   19,955,000
 2.23%, 02/15/02                         10,000,000    9,972,125
 2.15%, 02/22/02                         10,000,000    9,968,944
 1.80%, 04/05/02                          8,000,000    7,962,400
 2.02%, 04/30/02                         10,000,000    9,933,228
                                                     -----------
                                                      57,791,697
                                                     -----------
                                                     446,219,569
                                                     -----------

=================================================================
SECURITY DESCRIPTION                    PRINCIPAL       VALUE
=================================================================
COMMERCIAL PAPER (CONTINUED)

FINANCE - AUTO LOANS (1.6%)
American Honda Finance Corp. (1.6%)
1.90%, 01/29/02                         $10,900,000  $10,883,892
1.78%, 01/31/02                          35,200,000   35,147,787
                                                     -----------
                                                      46,031,679
                                                     -----------
FOOD & RELATED (4.8%)
Kraft Foods, Inc. (3.6%)
2.00%, 01/18/02                           6,900,000    6,893,483
1.82%, 01/29/02                          20,000,000   19,971,689
2.00%, 01/31/02                          25,153,000   25,111,079
2.01%, 02/01/02                          25,000,000   24,956,729
1.80%, 02/07/02                          25,000,000   24,953,750
                                                     -----------
                                                     101,886,730
                                                     -----------
Sysco Corp.* (1.2%)
2.07%, 02/04/02                          35,000,000   34,931,575
                                                     -----------
                                                     136,818,305
                                                     -----------
INSURANCE (5.2%)
AIG Funding, Inc. (0.9%)
1.75%, 03/07/02                          26,100,000   26,017,531
                                                     -----------
ING America Insurance (2.8%)
2.09%, 01/25/02                          35,000,000   34,951,233
2.07%, 02/13/02                          10,000,000    9,975,275
1.76%, 03/06/02                          25,000,000   24,921,778
1.76%, 03/13/02                          10,000,000    9,965,289
                                                     -----------
                                                      79,813,575
                                                     -----------
Marsh USA, Inc.* (0.6%)
1.80%, 03/06/02                          17,102,000   17,047,274
                                                     -----------
Prudential Funding Corp. (0.9%)
1.93%, 01/07/02                          25,000,000   24,991,958
                                                     -----------
                                                     147,870,338
                                                     -----------

MACHINERY & EQUIPMENT / FINANCE (3.4%)
Caterpillar Financial Services Ltd. (3.4%)
2.22%,  01/03/02                          8,000,000    7,999,013
2.12%,  01/10/02                         19,000,000   18,989,930
1.88%-1.92%,  01/14/02                   34,900,000   34,876,164
1.80%,  01/25/02                         25,000,000   24,970,000
1.77%,  02/20/02                          9,650,000    9,626,277
                                                     -----------
                                                      96,461,384
                                                     -----------
OIL & GAS (5.7%)
Chevron Transport Corp.* (1.2%)
1.80%,  03/07/02                         20,000,000   19,935,000
1.78%,  03/11/02                         15,000,000   14,948,825
                                                     -----------
                                                      34,883,825
                                                     -----------
Chevron  U.K.  Investment  PLC  (2.3%)
2.32%,  01/07/02                         20,000,000   19,992,266
1.96%,  01/09/02*                        15,000,000   14,993,467
2.30%,  01/16/02                         10,000,000    9,990,417
2.05%,  02/14/02                          5,000,000    4,987,472
1.82%,  03/20/02*                        15,000,000   14,940,850
                                                     -----------
                                                      64,904,472
                                                     -----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                MONEY MARKET FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

===============================================================================
SECURITY DESCRIPTION                               PRINCIPAL         VALUE
===============================================================================
 COMMERCIAL PAPER (CONTINUED)
 OIL & GAS (CONTINUED)
 Koch Industries, Inc.* (2.2%)
 1.93%, 01/08/02                                $   25,000,000   $   24,990,618
 1.93%, 01/09/02                                    20,000,000       19,991,422
 1.93%, 01/11/02                                    20,000,000       19,989,278
                                                                 --------------
                                                                     64,971,318
                                                                 --------------
                                                                    164,759,615
                                                                 --------------
 PHARMACEUTICALS (2.9%)
 Glaxo Wellcome PLC* (1.5%)
 2.30%-2.35%, 01/11/02                              30,700,000       30,680,247
 2.01%, 02/08/02                                    12,500,000       12,473,479
                                                                 --------------
                                                                     43,153,726
                                                                 --------------
 Pfizer, Inc.* (1.4%)
 2.16%, 01/17/02                                    39,600,000       39,561,984
                                                                 --------------
                                                                     82,715,710
                                                                 --------------
 PRINTING & PUBLISHING (0.5%)
 McGraw-Hill Companies, Inc. (0.5%)
 1.90%, 01/10/02                                     5,000,000        4,997,625
 1.73%, 03/06/02                                    10,638,000       10,605,282
                                                                 --------------
                                                                     15,602,907
                                                                 --------------
 TOTAL COMMERCIAL PAPER                                           2,564,802,418
                                                                 --------------

 U.S. GOVERNMENT SPONSORED
 AND AGENCY OBLIGATIONS (9.2%)

 FEDERAL FARM CREDIT BANK (1.4%)
 2.22%, 01/03/02                                    20,000,000       19,997,534
 2.18%, 01/15/02                                    20,000,000       19,983,044
                                                                 --------------
                                                                     39,980,578
                                                                 --------------
 FEDERAL HOME LOAN BANK (2.3%)
 2.30%, 01/04/02                                    38,866,000       38,858,567
 2.27%, 01/11/02                                    16,000,000       15,989,911
 2.30%, 03/22/02                                    10,000,000        9,948,889
 1.81%, 05/29/02                                     2,270,000        2,253,109
                                                                 --------------
                                                                     67,050,476
                                                                 --------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION (0.7%)
 2.24%, 01/17/02                                    12,000,000       11,988,080
 2.07%, 07/18/02                                     8,000,000        7,908,920
                                                                     19,897,000
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.5%)
 2.20%, 01/17/02                                    10,000,000        9,990,222
 2.12%, 01/24/02                                    20,000,000       19,972,911
 1.82% - 3.19%, 02/07/02                            50,000,000       49,892,597
 1.80%, 03/29/02                                    10,000,000        9,956,500
 2.00%, 07/15/02                                    10,000,000        9,891,667
                                                                 --------------
                                                                     99,703,897
                                                                 --------------

===============================================================================
SECURITY DESCRIPTION                                PRINCIPAL         VALUE
===============================================================================
U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS (CONTINUED)
U.S. TREASURY BILLS (1.3%)
2.08%, 01/24/02                                  $  36,512,000   $   36,463,596
                                                                 --------------
TOTAL U.S. GOVERNMENT
SPONSORED AND AGENCY
OBLIGATIONS                                                         263,095,547
                                                                 --------------

CANADIAN GOVERNMENT OBLIGATIONS (1.6%)
British Columbia (Province) (1.6%)
1.87%, 02/19/02                                      3,000,000        2,992,364
1.85%, 02/27/02                                      7,700,000        7,677,445
2.00%, 05/06/02                                     20,000,000       19,861,111
2.05%, 05/28/02                                     10,040,000        9,955,957
2.07%, 05/30/02                                      6,358,000        6,303,528
                                                                 --------------
TOTAL CANADIAN GOVERNMENT OBLIGATIONS                                46,790,405
                                                                 --------------
TOTAL INVESTMENTS
(COST $2,874,688,370) (a) - (100.2%)                              2,874,688,370

LIABILITIES IN EXCESS OF
OTHER ASSETS - (-0.2%)                                               (5,334,610)
                                                                 --------------

TOTAL NET ASSETS - (100.0%)                                      $2,869,353,760
                                                                 ==============

(a)  Cost for federal income tax and financial reporting purposes are the same.
* Restricted Securities issued pursuant to Section 4 (2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.


See  notes  to  the  financial  statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                              MONEY MARKET FUND II

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

====================================================================
SECURITY DESCRIPTION                           PRINCIPAL     VALUE
====================================================================
 COMMERCIAL PAPER (90.5%)

 ASSET BACKED SECURITIES (8.0%)
 Delaware Funding Corp. * (2.6%)
 1.84%, 01/09/02                               $1,000,000  $ 999,591
                                                           ---------
 Falcon Asset Securitization Corp. * (2.7%)
 1.78%, 01/25/02                                1,000,000    998,813
                                                           ---------
 Preferred Receivables Funding Corp.* (2.7%)
 1.85%, 02/01/02                                1,000,000    998,407
                                                           ---------
                                                           2,996,811
                                                           ---------
 AUTO / FINANCE (2.7%)
 American Honda Finance Corp. (2.7%)
 1.90%, 01/29/02                                1,000,000    998,522
                                                           ---------
 BANKS (13.4%)
 Citicorp (1.9%)
 1.87%, 01/10/02                                  700,000    699,673
                                                           ---------
 JP Morgan Chase (2.7%)
 1.75%, 02/12/02                                1,000,000    997,958
                                                           ---------
 National City Credit Corp. (2.7%)
 1.92%, 01/11/02                                1,000,000    999,467
                                                           ---------
 State Street Corp. (3.4%)
 1.84%, 01/29/02                                1,300,000  1,298,141
                                                           ---------
 UBS Finance LLC (2.7%)
 1.75%, 01/02/02                                1,000,000    999,951
                                                           ---------
                                                           4,995,190
                                                           ---------
 BROKER / DEALERS (6.2%)
 Goldman Sachs Group, Inc. (3.5%)
 1.75%, 01/02/02                                  700,000    699,966
 1.75%, 01/10/02                                  618,000    617,730
                                                           ---------
                                                           1,317,696
                                                           ---------
 Salomon Smith Barney, Inc. (2.7%)
 1.77%, 01/22/02                                1,000,000    998,967
                                                           ---------
                                                           2,316,663
                                                           ---------
 CONSUMER SALES FINANCE (10.6%)
 American Express Credit Corp. (3.4%)
 1.77%, 01/02/02                                1,300,000  1,299,936
                                                           ---------
 American General Finance Corp. (1.0%)
 1.74%, 01/02/02                                  380,000    379,982
                                                           ---------
 Harley-Davidson Funding Corp.* (3.5%)
 1.86%, 01/14/02                                1,300,000  1,299,127
                                                           ---------
 Wells Fargo Financial, Inc. (2.7%)
 2.20%, 01/18/02                                1,000,000    999,032
                                                           ---------
                                                           3,978,077
                                                           ---------
 DIVERSIFIED FINANCE (10.6%)
 Citigroup (1.6%)
 1.65%, 01/02/02                                  600,000    599,973
                                                           ---------
 General Electric Capital Corp. (3.4%)
 1.87%-1.92%, 01/02/02                          1,250,000  1,249,934
                                                           ---------
 Household Finance Corp. (2.7%)
 2.07%, 01/11/02                                1,000,000    999,425
                                                           ---------
 Rabobank USA Finance Corp. (2.9%)
 1.85%, 01/14/02                                1,104,000  1,103,262
                                                           ---------
                                                           3,952,594
                                                           ---------

====================================================================
SECURITY DESCRIPTION                           PRINCIPAL     VALUE
====================================================================
COMMERCIAL PAPER (CONTINUED)
ELECTRIC - INTEGRATED (3.5%)
Duke Energy Corp. (3.5%)
1.77%, 01/02/02                               $1,300,000  $1,299,936
                                                          ----------
FOOD & BEVERAGE (6.9%)
McDonald's Corp.* (3.5%)
1.87%, 01/02/02                                1,300,000   1,299,932
                                                          ----------
Philip Morris Co. (3.4%)
1.77%, 01/02/02                                1,300,000   1,299,937
                                                          ----------
                                                           2,599,869
INSURANCE (8.6%)
American General Corp. (2.4%)
1.75-2.05%, 01/11/02                             917,000     916,513
                                                          ----------
ING America Insurance Holdings (2.7%)
1.75%, 3/6/02                                  1,000,000     996,889
                                                          ----------
Marsch & McLennan Co.* (2.2%)
1.71%, 01/02/02                                  816,000     815,961
                                                          ----------
Marsh USA, Inc.* (1.3%)
1.80%, 03/06/02                                  484,000     482,391
                                                          ----------
                                                           3,211,754
LEASE / FINANCE (2.7%)

IBM Credit Corp. (2.7%)
2.11%, 01/02/02                                  500,000     499,971
1.96%, 01/04/02                                  516,000     515,915
                                                          ----------
                                                           1,015,886
                                                          ----------
MANUFACTURING (2.7%)
Illinois Tool Works, Inc. (2.7%)
1.75%, 01/09/02                                1,000,000     999,611
                                                          ----------
PACKAGING / CONTAINERS (2.9%)
Bemis Co., Inc.* (2.9%)
2.00%, 01/08/02                                1,100,000   1,099,572
                                                          ----------
PERSONAL CARE PRODUCTS (3.5%)
Gillette Co.* (3.5%)
1.75%, 01/02/02                                1,300,000   1,299,937
                                                          ----------
PHARMACEUTICALS (3.5%)
Schering Corp. (3.5%)
1.68%, 01/02/02                                1,300,000   1,299,939
                                                          ----------
SURGICAL APPLIANCES AND SUPPLIES (1.2%)
Becton, Dickinson & Co. (1.2%)
1.70%, 01/02/02                                  460,000     459,978
                                                          ----------

TELECOMMUNICATIONS (3.5%)
SBC Communications, Inc.* (3.5%)
1.68%, 01/02/02                                1,300,000   1,299,939
                                                          ----------
TOTAL COMMERCIAL PAPER                                    33,824,278
                                                          ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                              MONEY MARKET FUND II

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

=====================================================================
SECURITY DESCRIPTION                             PRINCIPAL     VALUE
=====================================================================
 U.S. GOVERNMENT SPONSORED AND AGENCY
 OBLIGATIONS (8.9%)
 Federal Home Loan Bank (3.4%)
 1.84%, 01/02/02                                $ 437,000   $ 436,978
 3.55%, 01/04/02                                  400,000     399,942
 1.98%, 01/07/02                                  457,000     456,849
                                                            ---------
                                                            1,293,769
 Federal Home Loan Mortgage Corporation (3.4%)
 1.80%, 01/02/02                                  600,000     599,970
 2.05%, 01/03/02                                  100,000      99,989
 2.01%, 01/22/03                                  555,000     554,349
                                                            ---------
                                                            1,254,308
                                                            ---------
 Federal National Mortgage Association (2.1%)
 1.80%, 01/02/02                                  800,000     799,960
                                                            ---------
 TOTAL U.S. GOVERNMENT
 SPONSORED AND AGENCY
 OBLIGATIONS                                                3,348,037
                                                            ---------
 CANADIAN GOVERNMENT OBLIGATIONS (0.8%)
 British Columbia (Province) (0.8%)
 1.75%, 01/18/02                                  300,000     299,752
                                                            ---------
 TOTAL CANADIAN GOVERNMENT OBLIGATIONS                        299,752
                                                            ---------
 TOTAL INVESTMENTS
 (COST $37,472,067) (a) - (100.2%)                         37,472,067
 LIABILITIES IN EXCESS
 OF OTHER ASSETS - (-0.2%)                                    (61,310)
                                                          -----------
 TOTAL NET ASSETS - (100.0%)                              $37,410,757
                                                          ===========

(a)  Cost for federal income tax and financial reporting purposes are the same.
* Restricted Securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

 See notes to the financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          J.P MORGAN NSAT BALANCED FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

=================================================================
SECURITY DESCRIPTION                         SHARES      VALUE
=================================================================
 COMMON STOCKS (60.1%)
 AEROSPACE / DEFENSE (0.3%)
 Boeing Co.                                     5,000  $  193,900
 General Dynamics Corp.                           900      71,676
 Goodrich Corp.                                 4,100     109,142
 Lockheed Martin Corp.                          2,200     102,674
                                                       ----------
                                                          477,392
                                                       ----------
 AGRICULTURAL OPERATIONS (0.0%)
 Monsanto Co.                                     700      23,660
                                                       ----------
 AIRLINES (0.1%)
 AMR Corp. (b)                                  1,000      22,170
 Delta Air Lines, Inc.                          6,100     178,486
                                                       ----------
                                                          200,656
                                                       ----------
 APPAREL (0.2%)
 Nike, Inc. Class B                             4,400     247,456
                                                       ----------
 AUTO PARTS & EQUIPMENT (0.2%)
 Delphi Automotive Systems Corp.               12,300     168,018
 Lear Corp. (b)                                 1,700      64,838
 Visteon Corp.                                  4,700      70,688
                                                       ----------
                                                          303,544
                                                       ----------
 AUTOMOBILES (0.0%)
 Ford Motor Co.                                 4,600      72,312
                                                       ----------
 BIOTECHNOLOGY (0.2%)
 Human Genome Sciences, Inc. (b)                8,400     283,248
                                                       ----------

 BROADCAST MEDIA / CABLE TELEVISION (2.3%)
 Adelphia Communications
 Corp. Class A (b)                              2,300      71,714
 AOL Time Warner, Inc. (b)                     35,600   1,142,760
 Charter Communications, Inc. (b)              11,700     192,231
 Comcast Corp. Class A (b)                     13,500     486,000
 Fox Entertainment Group, Inc. (b)              7,800     206,934
 Gemstar-TV Guide
 International Group, Inc. (b)                 10,900     301,930
 Liberty Media Corp. (b)                       15,700     219,800
 Viacom, Inc. Class B (b)                      18,100     799,115
                                                       ----------
                                                        3,420,484
                                                       ----------
 BUSINESS SERVICES (0.5%)
 Cendant Corp. (b)                             34,600     678,506
                                                       ----------

 CHEMICALS / DIVERSIFIED (0.6%)
 Air Products & Chemicals, Inc.                   500      23,455
 Dow Chemical Co.                               6,600     222,948
 PPG Industries, Inc.                           5,100     263,772
 Praxair, Inc.                                  6,800     375,700
 Rohm & Haas Co.                                  600      20,778
                                                          906,653
 COMMUNICATION EQUIPMENT (0.8%)
 Ciena Corp. (b)                                8,300     118,773
 JDS Uniphase Corp. (b)                        16,300     141,484
 Motorola, Inc.                                41,300     620,326
 QUALCOMM, Inc. (b)                             5,300     267,650
                                                       ----------
                                                        1,148,233
                                                       ----------

=================================================================
SECURITY DESCRIPTION                        SHARES     VALUE
=================================================================
COMMON STOCKS (CONTINUED)
COMPUTER EQUIPMENT (2.5%)
Compaq Computer Corp.                           2,200  $   21,472
Dell Computer Corp. (b)                        24,800     674,064
EMC Corp. (b)                                   2,200      29,568
Hewlett-Packard Co.                             9,100     186,914
International Business Machines Corp.          19,500   2,358,720
Juniper Networks, Inc. (b)                      1,700      32,215
Sun Microsystems, Inc. (b)                     35,500     436,650
                                                       ----------
                                                        3,739,603
                                                       ----------
COMPUTER SOFTWARE & SERVICES (5.0%)
Automatic Data Processing, Inc.                 5,500     323,950
BEA Systems, Inc. (b)                           3,000      46,200
Cisco Systems, Inc. (b)                        87,100   1,577,381
Citrix Systems, Inc. (b)                        3,900      88,374
Computer Associates International, Inc.         2,200      75,878
Computer Sciences Corp. (b)                       400      19,592
Electronic Data Systems Corp.                   3,500     239,925
Microsoft Corp. (b)                            51,700   3,425,125
NCR Corp. (b)                                   8,600     316,996
Oracle Corp. (b)                               46,000     635,260
Siebel Systems, Inc. (b)                       10,600     296,588
VeriSign, Inc. (b)                              3,200     121,728
VERITAS Software Corp. (b)                      5,100     228,633
                                                       ----------
                                                        7,395,630
                                                       ----------
CONGLOMERATES (2.0%)
Ingersoll-Rand Co.                              2,600     108,706
ITT Industries, Inc.                            1,700      85,850
Johnson Controls, Inc.                          3,200     258,400
Tyco International Ltd.                        32,300   1,902,470
United Technologies Corp.                      10,100     652,763
                                                       ----------
                                                        3,008,189
                                                       ----------

CONSTRUCTION & BUILDING MATERIALS (0.1%)
Masco Corp.                                     4,200     102,900
                                                       ----------
CONSTRUCTION MACHINERY (0.2%)
Caterpillar, Inc.                               4,700     245,575
                                                       ----------
CONSUMER / NON-CYCLICAL (1.4%)
Colgate-Palmolive Co.                          10,100     583,275
Gillette Co.                                    8,600     287,240
Kimberly-Clark Corp.                            4,300     257,140
Procter & Gamble Co.                           12,400     981,212
                                                       ----------
                                                        2,108,867
                                                       ----------
CONSUMER DURABLE (0.2%)
Black & Decker Corp.                              100       3,773
Danaher Corp.                                   4,200     253,302
                                                       ----------
                                                          257,075
                                                       ----------
DRUGS (6.5%)
Abbott Laboratories                            11,800     657,850
American Home Products Corp.                   26,700   1,638,312
Amgen, Inc. (b)                                16,400     925,616
Bristol-Myers Squibb Co.                       11,700     596,700
Eli Lilly & Co.                                12,500     981,750
Forest Laboratories, Inc. (b)                   5,800     475,310
Johnson & Johnson, Inc.                        21,700   1,282,470
Merck & Co., Inc.                               8,300     488,040
Pfizer, Inc.                                   40,600   1,617,910

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          J.P MORGAN NSAT BALANCED FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

=================================================================
SECURITY DESCRIPTION                     SHARES        VALUE
=================================================================
 COMMON STOCKS (CONTINUED)

 DRUGS (CONTINUED)
 Pharmacia & Upjohn, Inc.                  2,700  $  115,155
 Schering-Plough Corp.                    24,300     870,183
 Vertex Pharmaceuticals, Inc. (b)          3,400      83,606
                                                  ----------
                                                   9,732,902
                                                  ----------
 ELECTRICAL EQUIPMENT (2.5%)
 Cooper Industries, Inc.                   1,400      48,888
 Eaton Corp.                               2,800     208,348
 Emerson Electric Co.                      1,000      57,100
 General Electric Co.                     81,100   3,250,488
 Grainger (W.W.), Inc.                     4,600     220,800
 Rockwell International Corp.              2,000      35,720
                                                  ----------
                                                   3,821,344
                                                  ----------
 FINANCIAL (3.4%)
 AmeriCredit Corp. (b)                     2,400      75,720
 Astoria Financial Corp.                   1,400      37,044
 Countrywide Credit Industries, Inc.      15,500     635,035
 E*TRADE Group, Inc. (b)                  17,600     180,400
 Fannie Mae                               15,500   1,232,250
 Freddie Mac                               8,700     568,980
 Goldman Sachs Group, Inc.                 4,300     398,825
 Household International, Inc.             4,800     278,112
 IndyMac Mortgage Holdings, Inc. (b)       1,400      32,732
 Instinet Group, Inc. (b)                  3,700      37,185
 Marshall & Ilsley Corp.                     800      50,624
 MBNA Corp.                                5,800     204,160
 Merrill Lynch & Co., Inc.                 1,200      62,544
 Schwab (Charles) Corp.                   34,100     527,527
 T Rowe Price Group, Inc.                  2,500      86,825
 Washington Mutual, Inc.                  20,800     680,160
                                                  ----------
                                                   5,088,123
                                                  ----------
 FINANCIAL / BANKS (4.8%)
 Bank of New York Co., Inc.                5,700     232,560
 Bank One Corp.                           18,800     734,140
 Banknorth Group, Inc.                     1,500      33,780
 BB&T Corp.                                  700      25,277
 Capital One Financial Corp.              10,400     561,080
 Citigroup, Inc.                          62,100   3,134,808
 Compass Bancshares, Inc.                  4,000     113,200
 FirstMerit Corp.                            200       5,418
 Golden State Bancorp, Inc.                2,900      75,835
 GreenPoint Financial Corp.                4,400     157,300
 Hibernia Corp.                            2,000      35,580
 Huntington Bancshares, Inc.                 200       3,438
 National Commerce Financial Co.           1,000      25,300
 Northern Trust Corp.                        100       6,022
 PNC Financial Services Group              7,900     443,980
 SouthTrust Corp.                          1,800      44,406
 Stilwell Financial, Inc.                  6,400     174,208
 SunTrust Banks, Inc.                      1,400      87,780
 U.S. Bancorp                             44,100     923,013
 Union Planters Corp.                      2,900     130,877
 Wachovia Corp.                            6,300     197,568
 Wilmington Trust Corp.                      400      25,324
                                                  ----------
                                                   7,170,894
                                                  ----------
 FOOD & BEVERAGE (1.9%)
 Coca-Cola Co.                            24,400   1,150,460
 Kellogg Co.                                 700      21,070

============================================================
SECURITY DESCRIPTION                     SHARES       VALUE
============================================================
COMMON STOCKS (CONTINUED)

FOOD & BEVERAGE (CONTINUED)
Kraft Foods, Inc.                         10,500  $  357,315
PepsiCo, Inc.                             11,200     545,328
SYSCO Corp.                               13,100     343,482
Unilever NV                                8,400     483,924
                                                  ----------
                                                   2,901,579
                                                  ----------
HEALTHCARE (1.6%)
Allergan, Inc.                               400      30,020
Applied Biosystems Group -
Applera Corp.                                600      23,562
Baxter International, Inc.                14,700     788,361
Becton, Dickinson & Co.                    7,000     232,050
C.R. Bard, Inc.                              900      58,050
Cardinal Health, Inc.                      3,100     200,446
Guidant Corp. (b)                          7,400     368,520
HCA-The Healthcare Co.                     7,100     273,634
Omnicare, Inc.                               200       4,976
St. Jude Medical, Inc. (b)                 1,300     100,945
Tenet Healthcare Corp. (b)                 6,400     375,808
                                                  ----------
                                                   2,456,372
                                                  ----------
HOTELS / MOTELS (0.3%)
Marriott International, Inc. Class A       6,900     280,485
Starwood Hotels & Resorts
Worldwide, Inc.                            4,800     143,280
                                                  ----------
                                                     423,765
                                                  ----------
INSURANCE (2.9%)
AFLAC, Inc.                               12,800     314,368
AMBAC Financial Group, Inc.                5,100     295,086
American International Group, Inc.        14,900   1,183,060
CIGNA Corp.                                5,600     518,840
Jefferson-Pilot Corp.                      3,600     166,572
Lincoln National Corp.                     5,100     247,707
MBIA, Inc.                                 4,600     246,698
MetLife, Inc.                             13,500     427,680
Protective Life Corp.                      1,100      31,823
Prudential Financial, Inc. (b)             3,600     119,484
The Allstate Corp.                        14,900     502,130
Torchmark Corp.                            3,200     125,856
UnumProvident Corp.                        4,900     129,899
                                                  ----------
                                                   4,309,203
                                                  ----------
LEISURE PRODUCTS (0.2%)
Hasbro, Inc.                               4,800      77,904
Mattel, Inc.                              14,900     256,280
                                                  ----------
                                                     334,184
                                                  ----------
METALS & MINING (0.6%)
Alcan Aluminum Ltd.                        6,500     233,545
Alcoa, Inc.                               20,600     732,330
                                                  ----------
                                                     965,875
                                                  ----------
MOTORCYCLES / DEALERS (0.0%)
Harley-Davidson, Inc.                      1,100      59,741
                                                  ----------
OIL & GAS (4.2%)
Anadarko Petroleum Corp.                     800      45,480
Baker Hughes, Inc.                         1,200      43,764
Chevron Texaco Corp.                      15,400   1,379,994


                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          J.P MORGAN NSAT BALANCED FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

==============================================================
SECURITY DESCRIPTION                      SHARES      VALUE
==============================================================
 COMMON STOCKS (CONTINUED)
 OIL & GAS (CONTINUED)

 Conoco, Inc.                                9,300  $  263,190
 Cooper Cameron Corp. (b)                    4,900     197,764
 Diamond Offshore Drilling, Inc.             5,700     173,280
 Dynegy, Inc.                                7,400     188,700
 El Paso Corp.                              14,200     633,462
 Exxon Mobil Corp.                          70,000   2,751,000
 Phillips Petroleum Co.                      1,400      84,364
 Royal Dutch Petroleum Co.                   8,500     416,670
 Transocean Sedco Forex, Inc.                1,900      64,258
                                                    ----------
                                                     6,241,926
                                                    ----------
 PAPER & FOREST PRODUCTS (0.2%)
 Georgia Pacific Corp.                       4,600     127,006
 Temple-Inland, Inc.                         1,000      56,730
 Weyerhaeuser Co.                            2,600     140,608
                                                    ----------
                                                       324,344
                                                    ----------
 PHOTOGRAPHIC (0.1%)
 Eastman Kodak Co.                           4,100     120,663
                                                    ----------
 POLLUTION CONTROL (0.3%)
 Waste Management, Inc.                     15,000     478,650
                                                    ----------
 PRINTING & PUBLISHING (0.3%)
 Gannett Co., Inc.                           5,900     396,657
                                                    ----------
 RAILROADS (0.2%)
 Burlington Northern Santa Fe Corp.         10,600     302,418
 CSX Corp.                                     400      14,020
                                                    ----------
                                                       316,438
                                                    ----------
 REAL ESTATE (0.1%)
 Boston Properties, Inc.                     1,000      38,000
 CarrAmerica Realty Corp.                      700      21,070
 Equity Office Properties Trust              2,200      66,176
 General Growth Properties, Inc.               800      31,040
 Hospitality Properties Trust                1,000      29,500
 ProLogis Trust                              1,400      30,114
                                                    ----------
                                                       215,900
                                                    ----------
 RESTAURANTS (0.3%)
 McDonald's Corp.                           17,000     449,990
                                                    ----------
 RETAIL (4.4%)
 Abercrombie & Fitch Co. (b)                 8,700     230,811
 Bed, Bath & Beyond, Inc. (b)                5,600     189,840
 Costco Wholesale Corp. (b)                  2,300     102,074
 CVS Corp.                                   1,100      32,560
 eBay, Inc. (b)                              1,300      86,970
 Federated Department Stores, Inc. (b)       2,200      89,980
 Home Depot, Inc.                           32,200   1,642,522
 Jones Apparel Group, Inc. (b)               4,600     152,582
 Kohl's Corp. (b)                            7,700     542,388
 Safeway, Inc. (b)                          16,500     688,875
 Target Corp.                               14,600     599,330
 The TJX Companies, Inc.                    10,000     398,600
 Wal-Mart Stores, Inc.                      31,200   1,795,560
 Walgreen Co.                                  900      30,294
                                                    ----------
                                                     6,582,386
                                                    ----------

==============================================================
SECURITY DESCRIPTION                      SHARES        VALUE
==============================================================
COMMON STOCKS (CONTINUED)

SEMICONDUCTORS (2.6%)
Altera Corp. (b)                             9,400  $  199,468
Analog Devices, Inc. (b)                     3,100     137,609
Applied Materials, Inc. (b)                 11,700     469,170
Broadcom Corp. Class A (b)                     400      16,348
Intel Corp.                                 64,200   2,019,090
Lattice Semiconductor Corp. (b)              1,400      28,798
Linear Technology Corp.                      5,000     195,200
Maxim Integrated Products, Inc. (b)          1,900      99,769
Texas Instruments, Inc.                     12,400     347,200
Xilinx, Inc. (b)                             9,700     378,785
                                                    ----------
                                                     3,891,437
                                                    ----------
TELECOMMUNICATIONS (3.3%)
American Tower Corp. (b)                     7,200      68,184
AT&T Corp.                                  26,900     487,966
AT&T Wireless Services, Inc. (b)            18,800     270,156
Bellsouth Corp.                              9,000     343,350
Nextel Communications, Inc. (b)              4,600      50,416
Qwest Communications
International, Inc.                         32,300     456,399
SBC Communications, Inc.                    20,800     814,736
Sprint Corp. (PCS Group) (b)                16,600     405,206
Verizon Communications, Inc.                33,300   1,580,418
WorldCom, Inc. -
WorldCom Group (b)                          36,300     511,104
WorldCom, Inc. - MCI Group                     600       7,620
                                                    ----------
                                                     4,995,555
                                                    ----------
TOBACCO (1.2%)
Philip Morris Companies, Inc.               38,100   1,746,885
                                                    ----------
TRANSPORTATION SERVICES (0.0%)
FedEx Corp. (b)                                900      46,692
GATX Corp.                                     600      19,512
                                                    ----------
                                                        66,204
                                                    ----------
UTILITIES (1.6%)
Ameren Corp.                                 1,900      80,370
Cinergy Corp.                                3,500     117,005
CMS Energy Corp.                             4,900     117,747
Dominion Resources, Inc.                       800      48,080
DTE Energy Co.                               5,300     222,282
Edison International (b)                    12,600     190,260
Entergy Corp.                                9,100     355,901
FirstEnergy Corp.                            1,000      34,980
Florida Power & Light, Inc.                  3,700     208,680
PG&E Corp.                                  13,300     255,892
Pinnacle West Capital Corp.                  2,400     100,440
Potomac Electric Power Co.                   1,600      36,112
PPL Corp.                                    3,400     118,490
Progress Energy, Inc.                        4,900     220,647
Wisconsin Energy Corp.                       1,800      40,608
Xcel Energy, Inc.                            6,700     185,858
                                                    ----------
                                                     2,333,352
                                                    ----------
TOTAL COMMON STOCKS                                 90,044,352
                                                    ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          J.P MORGAN NSAT BALANCED FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

======================================================================
SECURITY DESCRIPTION                         PRINCIPAL       VALUE
======================================================================
 ASSET BACKED SECURITIES (2.5%)

 AUTOMOBILES (1.4%)
 Daimler Benz Vehicle Trust,
 Series 98-A, Class A4,
 5.22%, 12/22/03                             $  581,728  $     588,088
 Daimler Chrysler Auto Trust, Series
 00-D, Class A3, 6.66%, 01/08/05              1,500,000      1,555,078
                                                         -------------
                                                             2,143,166
                                                         -------------
 FINANCIAL PRODUCTS / SERVICES (1.1%)
 Ford Credit Auto Owner Trust, Series
 00-A, Class A4, 7.09%, 11/17/03              1,547,860      1,586,851
                                                         -------------
 TOTAL ASSET BACKED SECURITIES                               3,730,017
                                                         -------------

 CORPORATE BONDS (8.1%)
 AUTOMOTIVE PARTS AND SUPPLIES (0.0%)
 Breed Technologies, Inc.,
 9.25%, 04/15/08 **                             125,000             50
                                                         -------------
 BANKS (1.1%)
 Banc One Corp., 7.88%, 08/01/10                130,000        143,145
 Bank of America Corp., 7.40%,
 01/15/11                                       265,000        284,139
 Bank One Capital III,
 8.75%, 09/01/30                                 30,000         33,159
 BB&T Corp., 6.50%, 08/01/11                    230,000        232,268
 Dresdner Funding Trust I, 8.15%,
 06/30/31 *                                      60,000         63,992
 National Australia Bank, 8.60%,
 05/19/10                                        80,000         91,629
 National City Bank, Series BKNT,
 6.20%, 12/15/11                                130,000        127,272
 Standard Chartered Bank, 8.00%,
 05/30/31 *                                      40,000         40,684
 Suntrust Bank, 6.38%, 04/01/11                 255,000        258,925
 U.S. Bank National Association
 Minnesota, Series BKNT, 6.38%,
 08/01/11                                       235,000        237,049
 Washington Mutual Bank, 6.88%,
 06/15/1102/01/11                                75,000         76,960
 Wells Fargo & Co., 6.45%,                       90,000         91,895
                                                         -------------
                                                             1,681,117
                                                         -------------
 BROADCAST MEDIA / CABLE TELEVISION (0.3%)
 Adelphia Communications Corp.,
 9.50%, 02/15/04                                 13,844         13,619
 AOL Time Warner, Inc., 7.63%,
 04/15/31                                       180,000        190,399
 TCI Communications, Inc., 7.88%,
 02/15/26                                       215,000        222,160
                                                         -------------
                                                               426,178
                                                         -------------
 CHEMICALS / DIVERSIFIED (0.0%)
 Rohm & Haas Co., 7.85%, 07/15/29                20,000         22,275
                                                         -------------
 CRUDE PETROLEUM AND NATURAL GAS (0.4%)
 Devon Financing Corp. ULC,
 7.88%, 09/30/31 *                               25,000         25,303
 Kerr-McGee Corp., 7.88%, 09/15/31               20,000         21,076
 Lasmo (USA), Inc., 7.30%, 11/15/27             100,000        104,757
 Occidental Petroleum Corp., 7.65%,
 02/15/06                                       295,000        313,748

======================================================================
SECURITY DESCRIPTION                           PRINCIPAL       VALUE
======================================================================
CORPORATE BONDS (CONTINUED)
CRUDE PETROLEUM AND NATURAL GAS (CONTINUED)
Williams Companies, Inc.,
Series A, 7.50%, 01/15/31                      $105,000     $  102,292
                                                         -------------
                                                               567,176
                                                         -------------
DIVERSIFIED MANUFACTURING OPERATIONS (0.1%)
Honeywell International, Inc., 6.13%,
11/01/11                                         90,000         89,052
                                                         -------------

DRUGS (0.0%)
American Home Products, 6.70%,
03/15/11                                         35,000         36,265
                                                         -------------
FINANCIAL PRODUCTS / SERVICES (2.2%)
Ahold Finance USA, Inc., 6.88%,
05/01/29                                         15,000         14,421
Citigroup, Inc., 7.25%, 10/01/10                485,000        519,766
Duke Capital Corp., 7.50%, 10/01/09             115,000        121,880
Ford Motor Credit Co., 7.38%,
10/28/09                                        725,000        714,064
Ford Motor Credit Co., 7.38%,
02/01/11                                        365,000        358,742
General Motors Acceptance
Corp., 6.88%, 09/15/11                           55,000         53,876
General Motors Acceptance Corp.,
8.00%, 11/01/31                                  60,000         61,067
Household Finance Corp., 8.00%,
07/15/10                                        185,000        199,150
Ing Cap Funding Trust III, 8.44%,
12/29/49                                        190,000        207,324
Morgan Stanley Capital I, 6.22%,
06/03/30                                        563,283        585,250
Morgan Stanley Dean Witter & Co.,
6.75%, 04/15/11                                 125,000        127,884
Nisource Finance Corp., 7.88%,
11/15/10                                         70,000         72,445
UBS Preferred Funding Trust I,
8.62%, 10/01/49                                 135,000        150,215
Verizon Global Funding Corp.,
7.25%, 12/01/10                                 210,000        224,940
                                                         -------------
                                                             3,411,024
                                                         -------------
FOOD & BEVERAGE (0.2%)
Albertson's, Inc., 7.50% 02/15/11                40,000         42,878
Coca-Cola Enterprises, Inc., 5.38%,
08/15/06                                        250,000        253,085
Conagra Foods, Inc., 6.75%, 09/15/11             25,000         25,541
Delhaize America, Inc.,
9.00%, 04/15/31 *                                20,000         23,973
                                                         -------------
                                                               345,477
                                                         -------------
HEALTHCARE (0.0%)
Tenet Healthcare Corp., 6.38%,
12/01/11                                         35,000         33,850
                                                         -------------
HOTELS / MOTELS (0.1%)
Cendant Corp., 7.75%, 12/01/03                  150,000        152,520
                                                         -------------
INDUSTRIAL SUPPLIES (0.1%)
Lowe's Companies, Inc., 6.88%,
02/15/28                                        125,000        125,055
                                                         -------------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          J.P MORGAN NSAT BALANCED FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

======================================================================
SECURITY DESCRIPTION                           PRINCIPAL      VALUE
 CORPORATE BONDS (CONTINUED)
 INSURANCE (0.1%)
 Metlife, Inc., 6.13%, 12/01/11                $   80,000  $    79,288
                                                           -----------

 METALS & MINING (0.1%)
 Alcoa, Inc., 6.00%, 01/15/12                      85,000       84,384
                                                           -----------
 MOTOR VEHICLES (0.3%)
 Daimler Chrysler NA Holding Corp.,
 8.50%, 01/18/31                                   85,000       90,738
                                                           -----------
 General Motors Corp., 7.20%,
 01/15/11                                         360,000      360,667
                                                           -----------
                                                               451,405
                                                           -----------
 NATURAL GAS TRANSMISSION (0.2%)

 El Paso Natural Gas Co.,
 6.95%, 12/15/07                                  250,000      252,115
 Kinder Morgan Energy Partners, L.P.,
 7.40%, 03/15/31                                   40,000       40,134
 TransCanada Pipelines Ltd., 8.63%,
 05/15/12                                          35,000       39,741
                                                           -----------
                                                               331,990
                                                           -----------
 OIL & GAS (0.1%)
 Amerada Hess Corp.,
 7.88%, 10/01/29                                  110,000      118,286
                                                           -----------
 PAPER & FOREST PRODUCTS (0.1%)
 International Paper Co., 6.75%,
 09/01/11                                          60,000       60,672
 Westvaco Corp., 8.20%, 01/15/30                   15,000       15,909
                                                           -----------
                                                                76,581
                                                           -----------
 RAILROADS (0.2%)
 Burlington Northern Santa Fe Corp.,
 7.95%, 08/15/30                                   55,000       61,223
 Norfolk Southern Corp., 7.80%,
 05/15/27                                         125,000      136,323
 Union Pacific Corp., 6.63%, 02/01/29              40,000       38,461
                                                           -----------
                                                               236,007
                                                           -----------
 RETAIL (0.2%)
 Federated Department Stores, Inc.,
 6.90%, 04/01/29                                   55,000       51,373
 Kroger Co., 6.80%. 04/01/11                      105,000      107,695
 Target Corp., 7.00%, 07/15/31                    120,000      126,143
                                                           -----------
                                                               285,211
                                                           -----------
 TELECOMMUNICATIONS (1.8%)
 AT&T Corp., 7.30%, 11/15/11 *                    215,000      220,251
 AT&T Wireless Services, Inc.,
 7.88%, 03/01/11                                  135,000      144,316
 AT&T Wireless Services, Inc.,
 8.75%, 03/01/31                                   35,000       39,669
 BellSouth Capital Funding, 7.88%,
 02/15/30                                         295,000      337,531
 British Telecom PLC, 8.38%,
 12/15/10                                         160,000      177,105
 British Telecom PLC, 8.88%,
 12/15/30                                          30,000       34,560
 Cingular Wireless, 6.50%, 12/15/11 *             190,000      192,500
 Cox Communications, Inc., 7.75%,
 08/15/06                                         250,000      268,392

======================================================================
SECURITY DESCRIPTION                           PRINCIPAL      VALUE
======================================================================
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Cox Communications, Inc.,
7.75%, 11/01/10                                $   20,000  $    21,356

Deutsche Telekom,
8.25%, 06/15/30                                   135,000      149,833
Qwest Capital Funding, 7.90%,
08/15/10                                          170,000      172,947
Sprint Capital Corp., 5.70%, 11/15/03             550,000      560,442
Tele-Communications, Inc., 7.88%
08/01/13                                          330,000      348,576
WorldCom, Inc., 8.25%, 05/15/31                   125,000      132,132
                                                           -----------
                                                             2,799,610
                                                           -----------
UTILITIES (0.5%)
Dominion Resources, Inc., 8.13%,
06/15/10                                          200,000      220,368
DTE Energy Co., 7.05%, 06/01/11                    60,000       61,917

FirstEnergy Corp., Series B, 6.45%,
11/15/11                                          105,000      102,444
Pacificorp, 7.70%, 11/15/31                        55,000       55,848
Progress Energy, Inc., 7.10%,
03/01/11                                           75,000       77,947
Xcel Energy, Inc., 7.00%, 12/01/10                250,000      252,509
                                                           -----------
                                                               771,003
                                                           -----------
TOTAL CORPORATE BONDS                                       12,123,834
                                                           -----------
MORTGAGE-BACKED SECURITIES (22.6%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.4%)
Pool #C00785, 6.50%, 06/01/29                     194,713      195,733
Pool #G01155, 6.50%, 08/01/30                     480,488      483,272
TBA, 6.50%, 02/01/32                            3,000,000    2,990,625
                                                           -----------
                                                             3,669,630
                                                           -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.2%)
6.50%, 07/01/28, Pool #436695                     117,414      118,003
6.50%, 01/01/29, Pool #459901                      33,347       33,515
6.50%, 06/01/29, Pool #479527                     728,578      731,766
6.50%, 07/01/29, Pool #507401                      41,876       42,059
6.50%, 08/01/29, Pool #509846                      24,569       24,676
6.50%, 08/01/29, Pool #508698                      18,425       18,506
6.50%, 08/01/29, Pool #508502                      57,953       58,206
6.50%, 08/01/29, Pool #252645                     593,456      596,054
6.50%, 10/01/29, Pool #509440                      97,938       98,367
 6.50%, 10/01/29, Pool #511229                     19,633       19,719
6.50%, 11/01/29, Pool #519775                      64,734       65,017
7.25%, 05/15/30                                   735,000      829,980
7.00%, 08/01/31, Pool #590944                     656,117      669,240
6.50%, 10/01/31, Pool #606827                     243,474      243,869
TBA, 6.00%, 01/01/17                            1,400,000    1,402,625
TBA, 6.00%, 01/01/32                            4,620,000    4,514,609
TBA, 6.50%, 02/01/32                           11,950,000   11,901,458
                                                           -----------
                                                            21,367,669
                                                           -----------
FINANCIAL SERVICES (4.4%)
CS First Boston Mortage Securities
Corp., Series 98-C1, Class A1B,
6.48%, 05/17/40                                 1,500,000    1,546,420
CS First Boston Mortgage Securities
Corp., Series 97-C2, Class A2,
6.52%, 07/17/35                                   805,000      840,571

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          J.P MORGAN NSAT BALANCED FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

===================================================================================
SECURITY DESCRIPTION                                 PRINCIPAL          VALUE
===================================================================================
 MORTGAGE-BACKED SECURITIES (CONTINUED)

 FINANCIAL SERVICES (CONTINUED)
 CS First Boston Mortgage Securities
 Corp., Series 98-C2, Class A2,
 6.30%, 11/11/30                                  $      1,000,000  $     1,018,455
 LB Commercial Conduit Mortgage
 Trust, Series 99-C2, Class A2,
 7.33%, 10/15/32                                           630,000          675,570

 LB Commerical Conduit Mortgage

 Trust, Series 98-C1, Class A3,
 6.48%, 02/18/30                                         1,000,000        1,032,546
 Merrill Lynch Mortgage Investors,
 Inc., Series 98-C2, Class A2,
 6.39%, 02/15/30                                           830,000          853,946

 Morgan Stanley Capital I, Series

 98-WF2, Class A1, 6.34%, 07/15/30                         556,365          579,335
                                                                    ---------------
                                                                          6,546,843
                                                                    ---------------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.6%)
 6.50%, 06/15/28, Pool #480361                             569,548          572,828
 6.50%, 08/15/28, Pool #433954                             580,662          584,005
 6.50%, 08/15/28, Pool #482145                              35,064           35,266
 6.50%, 09/15/28, Pool #433979                             476,943          479,689
 6.50%, 10/15/28, Pool #475614                             466,033          468,717
 6.50%, 12/15/28, Pool #476959                             212,714          213,939
                                                                    ---------------
                                                                          2,354,444
                                                                    ---------------
 TOTAL MORTGAGE-BACKED SECURITIES                                        33,938,586
                                                                    ---------------

 U.S. GOVERNMENT LONG-TERM OBLIGATIONS (5.5%)
 U.S. TREASURY BONDS (3.2%)
 8.88%, 02/15/19                                           500,000          670,781
 8.00%, 11/15/21                                         1,920,000        2,429,626
 6.75%, 08/15/26                                           535,000          604,006
 6.13%, 08/15/29                                         1,065,000        1,130,314
                                                                    ---------------
                                                                          4,834,727
                                                                    ---------------
 U.S. TREASURY NOTES (2.3%)
 3.63%, 08/31/03                                            60,000           60,844
 4.63%, 05/15/06                                         3,000,000        3,041,835
 3.50%, 11/15/06                                           320,000          308,475
                                                                    ---------------
                                                                          3,411,154
                                                                    ---------------
 TOTAL U.S. GOVERNMENT
 LONG-TERM OBLIGATIONS                                                    8,245,881
                                                                    ---------------

===================================================================================
SECURITY DESCRIPTION                              PRINCIPAL         VALUE
===================================================================================
REPURCHASE AGREEMENT (14.9%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by Freddie Mac Strip)                             $     22,353,098  $    22,353,098
                                                                    ---------------
TOTAL REPURCHASE AGREEMENT                                               22,353,098
                                                                    ---------------
TOTAL INVESTMENTS
(COST $173,331,742) (a) - (113.7%)                                      170,435,768

LIABILITIES IN EXCESS

OF OTHER ASSETS - (-13.7%)
                                                                        (20,560,629)
                                                                    ---------------
TOTAL NET ASSETS - (100.0%)                                         $   149,875,139
                                                                    ===============

(a) Cost for federal income taxes is $175,446,052 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,114,310. Net unrealized appreciation (depreciation) of securities as follows:
       Unrealized appreciation                    $ 8,611,192
       Unrealized depreciation                    (13,621,476)
                                                 -------------
       Net unrealized depreciation               $ (5,010,284)
                                                 =============
(b)  Denotes a non-income producing security.

*    Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.
**   Bond in default
TBA       To Be Announced

See notes to the financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        STRONG NSAT MID CAP GROWTH FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

==============================================================
SECURITY DESCRIPTION                     SHARES      VALUE
==============================================================
 COMMON STOCKS (98.5%)

 ANALYTICAL INSTRUMENTS (3.9%)
 Applied Biosystems
 Group - Applera Corp.                     80,000  $3,141,600
 Waters Corp. (b)                          87,800   3,402,250
                                                   ----------
                                                    6,543,850
                                                   ----------
 BIOTECHNOLOGY (3.6%)
 Chiron Corp. (b)                          33,400   1,464,256
 Genzyme Corp. (b)                         17,000   1,017,620
 Human Genome Sciences, Inc. (b)           29,800   1,004,856
 Immunex Corp. (b)                         55,200   1,529,592
 Protein Design Labs, Inc. (b)             33,500   1,098,800
                                                   ----------
                                                    6,115,124
                                                   ----------
 CAPITAL GOODS (0.5%)
 PerkinElmer, Inc.                         25,800     903,516
                                                   ----------
 CIGARETTES (1.1%)
 Vector Group Ltd.                         56,700   1,862,595
                                                   ----------
 COMMUNICATION EQUIPMENT (3.2%)
 JDS Uniphase Corp. (b)                   259,000   2,248,120
 Juniper Networks, Inc. (b)                48,600     920,970
 ONI Systems Corp. (b)                     98,000     614,460
 Polycom, Inc. (b)                         32,400   1,103,868
 Sonus Networks, Inc. (b)                 118,600     547,932
                                                   ----------
                                                    5,435,350
                                                   ----------
 COMPUTER DATA SECURITY (1.5%)
 Check Point Software
 Technologies Ltd. (b)                     16,600     662,174
 VERITAS Software Corp. (b)                41,301   1,851,524
                                                   ----------
                                                    2,513,698
                                                   ----------
 COMPUTER EQUIPMENT (3.1%)
 Apple Computer, Inc. (b)                  78,000   1,708,200
 Network Appliance, Inc. (b)              161,300   3,527,631
                                                   ----------
                                                    5,235,831
                                                   ----------
 COMPUTER SOFTWARE & SERVICES (12.0%)
 Affiliated Computer
 Services, Inc. Class A (b)                11,900   1,262,947
 BEA Systems, Inc. (b)                     86,900   1,338,260
 Brocade Communications
 Systems, Inc. (b)                         50,200   1,662,624
 Cerner Corp. (b)                          40,300   2,012,179
 Citrix Systems, Inc. (b)                  54,200   1,228,172
 Handspring, Inc. (b)                      97,000     653,780
 Intuit, Inc. (b)                          31,100   1,330,458
 Mercury Interactive Corp. (b)             14,500     492,710
 Micromuse, Inc. (b)                       53,000     795,000
 NetIq Corp. (b)                           26,800     944,968
 Radioshack Corp.                          41,300   1,243,130
 Rational Software Corp. (b)               42,800     834,600
 Red Hat, Inc. (b)                        101,500     720,650
 Siebel Systems, Inc. (b)                  47,000   1,315,060
 Software HOLDRs Trust                     35,200   1,591,040
 Symantec Corp. (b)                        13,000     862,290
 Symbol Technologies, Inc.                 50,000     794,000
 Yahoo, Inc. (b)                           74,600   1,323,404
                                                   ----------
                                                   20,405,272
                                                   ----------

==============================================================
SECURITY DESCRIPTION                     SHARES       VALUE
==============================================================
COMMON STOCKS (CONTINUED)

CONSUMER SERVICES (0.8%)
MGM Grand, Inc. (b)                        46,000  $1,328,020
                                                   ----------
EDUCATIONAL SERVICES (0.5%)
Apollo Group, Inc. (b)                     18,800     846,188
                                                   ----------
ELECTRONICS (10.9%)
Altera Corp. (b)                           75,000   1,591,500
Broadcom Corp. Class A (b)                 48,500   1,982,195
Celestica, Inc. (b)                        40,500   1,635,795
Electronic Arts, Inc. (b)                   8,500     509,575
Flextronics International Ltd. (b)         53,000   1,271,470
Jabil Circuit, Inc. (b)                    39,800     904,256
KLA-Tencor Corp. (b)                       23,800   1,179,528
L-3 Communications
Holdings, Inc. (b)                         10,300     927,000
Maxim Integrated Products, Inc. (b)        16,900     887,419
Micron Technology, Inc. (b)                80,400   2,492,400
QLogic Corp. (b)                           21,000     934,710
Sanmina Corp. (b)                          77,900   1,550,210
TranSwitch Corp. (b)                      344,700   1,551,150
Xilinx, Inc. (b)                           29,200   1,140,260
                                                   ----------
                                                   18,557,468
                                                   ----------
ENERGY (1.1%)
Murphy Oil Corp.                           21,900   1,840,476
                                                   ----------
FINANCIAL (1.5%)
Stilwell Financial, Inc.                   32,000     871,040
USA Education, Inc.                         5,900     495,718
Washington Mutual, Inc.                    34,600   1,131,420
                                                   ----------
                                                    2,498,178
                                                   ----------
FUNERAL SERVICES (1.1%)
Service International Corp. (b)           371,100   1,851,789
HEALTHCARE (10.7%)
Abgenix, Inc. (b)                          26,900     904,916
Allergan, Inc.                             11,000     825,550
Biomet, Inc.                               50,250   1,552,725
Biotech HOLDRs Trust (b)                   12,700   1,677,670
Boston Scientific Corp. (b)                85,500   2,062,260
Caremark Rx, Inc. (b)                      54,900     895,419
King Pharmaceuticals, Inc. (b)             41,900   1,765,247
Laboratory Corporation of America
Holdings (b)                               20,500   1,657,425
McKesson Corp.                             67,900   2,539,460
Modis Professional Services, Inc. (b)      12,000     775,080
Quest Diagnostics, Inc. (b)                26,900   1,928,999
Tenet Healthcare Corp. (b)                 28,300   1,661,776
                                                   ----------
                                                   18,246,527
                                                   ----------
INTERNET (5.4%)
Ariba, Inc. (b)                           153,000     942,480
EarthLink, Inc. (b)                       154,100   1,875,397
HomeStore.com, Inc. (b)                   415,700     893,755
Internet Security, Inc (b)                 81,000   2,596,860
Interwoven, Inc. (b)                      142,900   1,391,846
Vignette Corp. (b)                        260,600   1,399,422
                                                   ----------
                                                    9,099,760
                                                   ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        STRONG NSAT MID CAP GROWTH FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

=============================================================
SECURITY DESCRIPTION                     SHARES      VALUE
=============================================================
 COMMON STOCKS (CONTINUED)
 MANUFACTURING (1.6%)
 Integrated Device
 Technology, Inc. (b)                     102,700  $2,730,793
                                                   ----------
 METALS (0.5%)
 Gilead Sciences, Inc. (b)                 12,900     847,788
                                                   ----------
 MINING (0.6%)
 Newmont Mining Corp.                      51,800     989,898
                                                   ----------
 OIL & GAS (9.8%)
 BJ Services Co. (b)                       45,400   1,473,230
 ENSCO International, Inc.                 50,000   1,242,500
 Global Santa Fe Corp.                     46,151   1,316,227
 Nabors Industries, Inc. (b)               86,500   2,969,545
 National-Oilwell, Inc. (b)                92,000   1,896,120
 Oil Service HOLDRs Trust                  33,700   2,055,700
 Smith International, Inc. (b)             20,700   1,109,934
 Valero Energy Corp.                       24,000     914,880
 Veritas DGC, Inc. (b)                    105,000   1,942,500
 Weatherford International, Inc. (b)       45,400   1,691,604
                                                   ----------
                                                   16,612,240
                                                   ----------
 PHARMACEUTICALS (5.5%)
 Amerisourcebergen Corp.                   32,800   2,084,440
 Andrx Group (b)                           17,300   1,218,093
 Biovail Corp. (b)                         24,800   1,395,000
 IVAX Corp. (b)                            58,000   1,168,120
 MedImmune, Inc. (b)                       27,600   1,279,260
 Millenium Pharmaceuticals, Inc. (b)       43,300   1,061,283
 Zimmer Holdings, Inc. (b)                 33,800   1,032,252
                                                   ----------
                                                    9,238,448
                                                   ----------
 REAL ESTATE INVESTMENT TRUSTS (0.9%)
 Corrections Corporation
 of America (b)                            82,100   1,523,776
                                                   ----------
 RETAIL (9.5%)
 Abercrombie & Fitch Co. (b)              106,700   2,830,751
 Barnes & Noble, Inc. (b)                 115,300   3,412,880
 BJ's Wholesale Club, Inc. (b)             58,000   2,557,800
 Dollar Tree Stores, Inc. (b)              66,600   2,058,606
 J.C. Penney Co., Inc.                    112,200   3,018,180
 Staples, Inc. (b)                        114,600   2,143,020
                                                   ----------
                                                   16,021,237
                                                   ----------
 SEMICONDUCTORS (4.8%)
 Advanced Micro Devices, Inc. (b)          32,000     507,520
 Analog Devices, Inc. (b)                  19,300     856,727
 Fairchild Semiconductor
 International, Inc. (b)                   68,500   1,931,700
 International Rectifier Corp. (b)         29,300   1,021,984
 Novellus Systems, Inc. (b)                32,800   1,293,960
 Semicondutor HOLDRs Trust (b)             42,500   1,778,625
 Vitesse Semiconductor Corp. (b)           56,400     701,052
                                                   ----------
                                                    8,091,568
                                                   ----------
 TECHNOLOGY (1.4%)
 Comverse Technology, Inc. (b)             46,500   1,040,205
 Storage Technology Corp. (b)              65,000   1,343,550
                                                   ----------
                                                    2,383,755
                                                   ----------

=============================================================
SECURITY DESCRIPTION                     SHARES      VALUE
=============================================================
COMMON STOCKS (CONTINUED)

TELECOMMUNICATIONS (2.5%)
Next Level Communication, Inc. (b)        225,800  $  756,430
Scientific-Atlanta, Inc.                   42,000   1,005,480
Terayon Communication
Systems, Inc. (b)                          82,000     678,222
Wireless HOLDRs
Trust Depository Receipt                   30,800   1,812,580
                                                   ----------
                                                    4,252,712
                                                   ----------
UTILITIES (0.5%)
Capstone Turbine Corp. (b)                143,400     775,794
                                                  -----------
TOTAL COMMON STOCKS                               166,751,651
                                                  -----------

=============================================================
SECURITY DESCRIPTION                  PRINCIPAL      VALUE
=============================================================

U.S. GOVERNMENT OBLIGATIONS (0.5%)

U.S. TREASURY BILLS (0.5%)
1.93%, 02/21/02                          $130,000     129,697
2.07%, 02/07/02                           250,000     249,581
3.41%, 01/17/02                           500,000     499,566
                                                  -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS                     878,844
                                                  -----------
REPURCHASE AGREEMENT (1.4%)

Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by GNMA Securities)                     2,352,973   2,352,973
                                                  -----------
TOTAL REPURCHASE AGREEMENT                          2,352,973
                                                  -----------
TOTAL INVESTMENTS
(COST $160,510,140) (a) - (100.4%)                169,983,468
LIABILITIES IN EXCESS OF OTHER
ASSETS - (-0.4%)                                     (660,850)
                                                 ------------
TOTAL NET ASSETS - (100.0%)                      $169,322,618
                                                 ============

(a) Cost for federal income taxes is $162,972,131 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,461,991. Net unrealized appreciation (depreciation) of securities as follows:
       Unrealized appreciation                $   11,377,407
       Unrealized depreciation                    (4,366,070)
                                              ---------------
       Net unrealized appreciation            $    7,011,337
                                              ===============
(b)  Denotes a non-income producing security.
GNMA       General National Mortgage Association

See notes to financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        NATIONWIDE STRATEGIC VALUE FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

===============================================================
SECURITY DESCRIPTION                         SHARES     VALUE
===============================================================
 COMMON STOCKS (85.4%)

 ADVERTISING SERVICES (1.3%)
 The Interpublic Group of Cos., Inc.            9,700  $286,538
                                                       --------
 AIRLINES (0.2%)
 Continental Airlines, Inc. (b)                 1,400    36,694
                                                       --------
 AUTO PARTS & EQUIPMENT (1.4%)
 Delphi Automotive Systems Corp.               23,900   326,474
                                                       --------
 AUTOMOBILES (3.8%)
 General Motors Corp. Class H                  19,200   296,640
 Nordson Corp.                                 10,500   277,305
 TRW, Inc.                                      8,100   300,024
                                                       --------
                                                        873,969
                                                       --------
 BANKS (3.0%)
 Bank One Corp.                                 6,900   269,445
 Mellon Financial Corp.                         3,500   131,670
 Wachovia Corp.                                 9,200   288,512
                                                       --------
                                                        689,627
                                                       --------
 BROADCAST MEDIA / CABLE TELEVISION (4.7%)
 Comcast Corp. Class A                         10,300   370,800
 Cox Communications, Inc. Class A               8,300   347,853
 Liberty Media Corp.                           24,700   345,800
                                                      ---------
                                                      1,064,453
                                                      ---------
 BUSINESS SERVICES (1.5%)
 Accenture Ltd.                                12,500   336,500
                                                       --------
 CHEMICALS (4.2%)
 Dow Chemical Co.                               8,600   290,508
 Praxair, Inc.                                  9,000   497,250
 Solutia, Inc.                                 12,200   171,044
                                                       --------
                                                        958,802
                                                       --------
 COMMUNICATION EQUIPMENT (1.5%)
 Corning, Inc.                                  8,700    77,604
 Motorola, Inc.                                17,900   268,858
                                                       --------
                                                        346,462
                                                       --------
 COMPUTER EQUIPMENT (1.0%)
 Compaq Computer Corp.                         24,300   237,168
                                                       --------
 COMPUTER SOFTWARE & SERVICES (3.6%)
 CNET Networks, Inc.                           25,200   226,044
 Mercury Interactive Corp.                      9,100   309,218
 Siebel Systems, Inc.                          10,100   282,598
                                                       --------
                                                        817,860
                                                       --------
 CONGLOMERATES (1.6%)
 Illinois Tool Works, Inc.                      5,300   358,916
                                                       --------
 CONSTRUCTION MATERIALS (3.0%)
 Dover Corp.                                   10,000   370,700
 Masco Corp.                                   12,900   316,050
                                                       --------
                                                        686,750
                                                       --------
 ELECTRICAL EQUIPMENT (1.3%)
 Eaton Corp.                                    4,100   305,081
                                                       --------

===============================================================
SECURITY DESCRIPTION                         SHARES      VALUE
===============================================================
COMMON STOCKS (CONTINUED)

ELECTRONICS (3.6%)
Altera Corp.(b)                                12,900  $273,738
AVX Corp.                                      10,600   250,054
Sanmina Corp. (b)                              14,800   294,520
                                                       --------
                                                        818,312
                                                       --------
ENTERTAINMENT (1.2%)
AOL Time Warner, Inc. (b)                       8,800   282,480
                                                       --------
FINANCIAL / MISCELLANEOUS (1.4%)
American Express Co.                            9,000   321,210
                                                       --------
FOOD & BEVERAGE (1.1%)
PepsiAmericas, Inc.                            18,100   249,780
                                                       --------
HEALTHCARE (3.9%)
Boston Scientific Corp. (b)                    12,100   291,852
Elan Corp., PLC (b)                             6,800   306,408
HealthSouth Corp. (b)                          19,100   283,062
                                                       --------
                                                        881,322
                                                       --------
HOUSEHOLD APPLIANCES (1.3%)
Newell Rubbermaid, Inc.                        11,000   303,270
                                                       --------
INSURANCE (4.7%)
American International Group, Inc.              4,200   333,480
CIGNA Corp.                                     4,300   398,395
Hartford Financial Services Group, Inc.         5,200   326,716
                                                      ---------
                                                      1,058,591
                                                      ---------
MANUFACTURING (1.2%)
Integrated Device Technology, Inc. (b)         10,500   279,195
                                                      ---------
MEDICAL (1.3%)
Genentech, Inc. (b)                             5,600   303,800
                                                      ---------
MEDICAL EQUIPMENT & SUPPLIES (1.4%)
Apogent Technologies, Inc. (b)                 12,200   314,760
                                                      ---------
MULTIMEDIA (1.3%)
USA Networks, Inc. (b)                         11,200   305,872
                                                      ---------
NETWORK PRODUCTS (0.5%)
Enterasys Networks, Inc. (b)                   13,400   118,590
                                                      ---------
OIL & GAS (10.2%)
Baker Hughes, Inc.                              6,000   218,820
BJ Services Co. (b)                             9,900   321,255
Devon Energy Corp.                              8,100   313,065
ENSCO International, Inc.                      13,600   337,960
Global Santa Fe Corp.                          11,571   330,005
Phillips Petroleum Co.                          7,500   451,950
Weatherford International, Inc. (b)             8,700   324,162
                                                      ---------
                                                      2,297,217
                                                      ---------
PAPER & FOREST PRODUCTS (1.4%)
Weyerhaeuser Co.                                5,700   308,256
                                                      ---------
PRINTING & PUBLISHING (2.8%)
E.W. Scripps Co. Class A                        5,600   369,600
Tribune Co.                                     7,300   273,239
                                                      ---------
                                                        642,839
                                                      ---------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        NATIONWIDE STRATEGIC VALUE FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

=====================================================================
SECURITY DESCRIPTION                              SHARES      VALUE
=====================================================================
 COMMON STOCKS (CONTINUED)

 REAL ESTATE INVESTMENT TRUSTS (0.6%)
 Archstone-Smith Trust                               5,100    $134,130
                                                            ----------
 RETAIL (6.6%)
 Federated Department Stores, Inc. (b)               9,200     376,280
 Nordstrom, Inc.                                    17,200     347,956
 Sears, Roebuck & Co.                                7,500     357,300
 Staples, Inc. (b)                                  22,300     417,010
                                                            ----------
                                                             1,498,546
                                                            ----------
 SEMICONDUCTORS (2.1%)
 Applied Materials, Inc. (b)                         3,200     128,320
 Micron Technology, Inc. (b)                        11,100     344,100
                                                            ----------
                                                               472,420
                                                            ----------
 TELECOMMUNICATIONS (3.6%)
 ADC Telecommunications, Inc. (b)                   49,600     228,160
 Sprint Corp. (PCS Group) (b)                       12,700     310,007
 Telephone & Data Systems, Inc.                      3,200     287,200
                                                            ----------
                                                               825,367
                                                            ----------
 TRANSPORTATION (1.7%)
 CNF, Inc.                                          11,300     379,115
                                                            ----------
 UTILITIES (1.4%)
 NiSource, Inc.                                     13,600     313,616
                                                            ----------
 TOTAL COMMON STOCKS                                        19,433,982
                                                            ----------

======================================================================
SECURITY DESCRIPTION                            PRINCIPAL    VALUE
======================================================================
REPURCHASE AGREEMENT (14.2%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by Freddie Mac Securities)                     $3,222,928  $ 3,222,928
                                                           -----------

TOTAL REPURCHASE AGREEMENT                                   3,222,928
                                                           -----------
TOTAL INVESTMENTS

(COST $22,643,356) (a) - (99.6%)                            22,656,910
OTHER ASSETS IN EXCESS OF LIABILITIES - (0.4%)                  82,498
                                                           -----------
TOTAL NET ASSETS - (100.0%)                                $22,739,408
                                                           ===========

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:
       Unrealized appreciation        $ 1,643,191
       Unrealized depreciation         (1,629,637)
                                      -----------
       Net unrealized appreciation       $ 13,554
                                      ===========

     Aggregate cost for federal income tax purposes is substantially the same.
(b)  Denotes a non-income producing security.


See notes to financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        FEDERATED NSAT EQUITY INCOME FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
 COMMON STOCKS (67.7%)

 AUTOMOBILES (0.9%)
 Ford Motor Co.                              29,000  $  455,880
                                                     ----------
 BANKS (2.2%)
 Bank of America Corp.                       10,500     660,975
 Wells Fargo & Co.                           11,900     517,055
                                                     ----------
                                                      1,178,030
                                                     ----------
 COMMUNICATION EQUIPMENT (0.5%)
 Nokia Corp. ADR                             10,900     267,377
                                                     ----------
 COMPUTER SOFTWARE & SERVICES (2.4%)
 Microsoft Corp. (b)                         18,900   1,252,125
 COMPUTERS / HARDWARE (3.2%)
 Dell Computer Corp. (b)                     20,000     543,600
 International Business Machines Corp.        9,300   1,124,928
                                                     ----------
                                                      1,668,528
                                                     ----------
 DIVERSIFIED FINANCIAL SERVICES (9.2%)
 Citigroup, Inc.                             33,666   1,699,460
 Goldman Sachs Group, Inc.                    8,800     816,200
 Lehman Brothers Holdings, Inc.              18,200   1,215,760
 Morgan Stanley Dean Witter & Co.            19,800   1,107,612
                                                     ----------
                                                      4,839,032
                                                     ----------
 FOOD & BEVERAGE (4.1%)
 Anheuser-Busch Cos., Inc.                   17,500     791,175
 PepsiCo, Inc.                               27,870   1,356,990
                                                     ----------
                                                      2,148,165
                                                     ----------
 HEALTHCARE (2.3%)
 Baxter International, Inc.                  22,200   1,190,586
                                                     ----------
 HOUSEHOLD PRODUCTS (1.2%)
 Procter & Gamble Co.                         8,200     648,866
                                                     ----------
 INDUSTRIAL GOODS & SERVICES (2.9%)
 General Electric Co.                        38,700   1,551,096
                                                     ----------
 INSURANCE (4.4%)
 American International Group, Inc.          13,900   1,103,660
 Marsh & McLennan Cos., Inc.                  7,950     854,228
 Prudential Financial, Inc. (b)               6,200     360,840
                                                     ----------
                                                      2,318,728
                                                     ----------
 MACHINERY (1.4%)
 Ingersoll-Rand Co.                          17,763     742,671
                                                     ----------
 MEDIA (3.8%)
 Omnicom Group                               12,728   1,137,243
 The Walt Disney Co.                         42,200     874,384
                                                     ----------
                                                      2,011,627
                                                     ----------
 METALS & MINING (1.2%)
 Alcoa, Inc.                                 18,000     639,900
                                                     ----------
 OIL & GAS (5.3%)
 Chevron Texaco Corp.                        14,500   1,299,345
 Exxon Mobil Corp.                           38,716   1,521,539
                                                     ----------
                                                      2,820,884
                                                     ----------

===============================================================
SECURITY DESCRIPTION                        SHARES      VALUE
===============================================================
COMMON STOCKS (CONTINUED)

PHARMACEUTICALS (10.9%)
Abbott Laboratories                           9,800  $  546,350
American Home Products Corp.                 19,200   1,178,111
Bristol-Myers Squibb Co.                     17,300     882,300
Johnson & Johnson Co.                        12,700     750,570
Pfizer, Inc.                                 23,325     929,501
Pharmacia Corp.                              27,477   1,171,894
Schering-Plough Corp.                        10,500     376,005
                                                     ----------
                                                      5,834,731
                                                     ----------
RETAIL (4.8%)
Home Depot, Inc.                             21,110   1,076,821
Target Corp.                                 19,500     800,475
Wal-Mart Stores, Inc.                        11,900     684,845
                                                     ----------
                                                      2,562,141
                                                     ----------
SEMICONDUCTORS (4.0%)
Applied Materials, Inc. (b)                  11,700     469,170
Intel Corp.                                  32,400   1,018,980
Texas Instruments, Inc.                      21,600     604,800
                                                     ----------
                                                      2,092,950
                                                     ----------
TELECOMMUNICATION SERVICES (2.5%)
SBC Communications, Inc.                     18,700     732,479
Verizon Communications, Inc.                 12,200     579,012
                                                     ----------
                                                      1,311,491
                                                     ----------
UTILITIES - NATURAL GAS (0.5%)
Kinder Morgan Energy Partners, LP             6,900     260,958
                                                     ----------
TOTAL COMMON STOCKS                                  35,795,766
                                                     ----------
CONVERTIBLE PREFERRED STOCKS (18.8%)

AEROSPACE / DEFENSE (2.6%)
Northrop Grunman Corp., 7.25%                 5,500     612,700
Raytheon Co., 8.25%                          12,700     708,025
                                                     ----------
                                                      1,320,725
                                                     ----------
COMMUNICATION EQUIPMENT (0.9%)
Motorola, Inc., 7.00%                        10,500     490,770
                                                     ----------
CONSULTING SERVICES (1.9%)
Electronic Data Systems, 7.63%               18,100   1,018,125
                                                     ----------
CONSUMER PRODUCTS (0.5%)
Estee Lauder, 6.25%                           4,400     286,880
                                                     ----------
ELECTRIC UTILITIES (1.0%)
Cinergy Corp., 9.50% (b)                     10,000     552,000
                                                     ----------
FOODS (2.1%)
Suiza Foods Corp., 5.50%                     22,300   1,092,700
                                                     ----------
INSURANCE (0.9%)
Metlife, Inc., 8.00%                          4,700     466,240
                                                     ----------
INVESTMENT COMPANIES (1.2%)
Equity Secs Trust I, 6.50%                   14,500     645,250
                                                     ----------
MEDIA (1.0%)
Cox Communications, Inc.,
PRIDES, 7.00%                                 9,300     513,081
                                                     ----------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        FEDERATED NSAT EQUITY INCOME FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

=========================================================================
SECURITY DESCRIPTION                            SHARES          VALUE
=========================================================================
 CONVERTIBLE PREFERRED STOCKS (CONTINUED)

 PAPER & FOREST PRODUCTS (2.1%)
 Boise Cascade Corp. (b)                              8,500   $  462,825
 International Paper Co., 5.25%                      14,100      653,888
                                                              ----------
                                                               1,116,713
                                                              ----------
 RAILROADS (1.6%)
 Union Pacific Corp., 6.25%                          17,500      831,250
                                                              ----------
 TELECOMMUNICATIONS (1.9%)
 Mediaone Group, 7.00%                               37,200    1,009,980
                                                              ----------
 UTILITIES (1.1%)
 Sierra Pacific Resources, 9.00%                     10,700      572,450
                                                              ----------
 TOTAL CONVERTIBLE PREFERRED STOCKS                            9,916,164
                                                              ----------

========================================================================
 SECURITY DESCRIPTION                      PRINCIPAL          VALUE
========================================================================
 CONVERTIBLE BONDS (10.4%)

 COMMERCIAL SERVICES (1.1%)
 Cendant Corp., 7.75%, 08/17/04            $         12,500      602,750
                                                              ----------
 COMPUTER SOFTWARE & SERVICES (0.7%)
 Symantec Corp., 3.00%, 11/01/06                    300,000      364,125
                                                              ----------
 ELECTRIC UTILITIES (1.2%)
 Reliant Energy, Inc., 0.00%, 09/15/29               12,700      647,573
                                                              ----------
 ELECTRONIC EQUIPMENT (0.7%)
 Agilent Technologies, Inc., 3.00%,
 12/01/21                                           350,000      390,688
                                                              ----------
 HEALTHCARE (3.1%)
 Amerisource Health, 5.00%,
 12/01/07**                                         640,000      899,200
                                                              ----------
 Amerisource Health,
 5.00%, 12/01/07                                    150,000      210,750
 Anthem, Inc. 6.00%, 11/15/04                         8,000      512,000
                                                              ----------
                                                               1,621,950
                                                              ----------
 MEDIA (1.0%)
 AT&T Corp. Liberty Media, 3.25%,
 03/15/31**                                         520,000      508,950
                                                              ----------
 OIL & GAS (1.0%)
 Kerr-McGee Corp., 5.25%, 02/15/10                  470,000      524,050
                                                              ----------
 SEMICONDUCTORS (1.6%)
 LSI Logic Corp., 4.00%, 11/01/06                   550,000      501,875
 Photronics,Inc., 4.75%, 12/15/06                   300,000      328,875
                                                              ----------
                                                                 830,750
                                                              ----------
 TOTAL CONVERTIBLE BONDS                                       5,490,836
                                                              ----------

========================================================================
SECURITY DESCRIPTION                       PRINCIPAL          VALUE
========================================================================
REPURCHASE AGREEMENT (5.8%)
Fifth Third Bank,1.37%, 01/02/02
(Fully collateralized by
Freddie Mac Gold Securities)                    $ 3,073,825   $3,073,825
                                                              ----------
TOTAL REPURCHASE AGREEMENT                                     3,073,825
                                                              ----------
TOTAL INVESTMENTS
(COST $54,392,160) (a) - (102.7%)                             54,276,591
LIABILITIES IN EXCESS OF OTHER
ASSETS - (-2.7%)                                              (1,428,341)
                                                             -----------
NET ASSETS - (100.0% )                                       $52,848,250
                                                             ===========

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:
       Unrealized appreciation                  $ 3,104,081
       Unrealized depreciation                   (3,219,650)
                                                -----------
       Net unrealized depreciation               $ (115,569)
                                                ===========
     Aggregate cost for federal income tax purposes is substantially the same.
(b)  Denotes a non-income producing security.
** Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.

ADR         American Depositary Receipt
PRIDES      Preferred Redeemable Increased
            Dividend Equity Security

See notes to financial statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                      FEDERATED NSAT HIGH INCOME BOND FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001
==============================================================
SECURITY DESCRIPTION                     PRINCIPAL     VALUE
==============================================================
 CORPORATE BONDS (87.0%)

 AEROSPACE / DEFENSE (0.6%)
 Alliant Techsystems, Inc., 8.50%,
 05/15/11                                  $325,000  $ 339,625
 Anteon Corp., Sr. Sub. Note,
 12.00%, 05/15/09                           325,000    349,375
                                                     ---------
                                                       689,000
                                                     ---------
 AUTOMOTIVE (3.9%)
 Accuride Corp., Series B, 9.25%,
 05/01/08                                   175,000     91,875
 Aftermarket Technology Corp.,
 12.00%, 08/01/04                           100,000    102,500
 Aftermarket Technology Corp.,
 Series D, 12.00%, 08/01/04                 150,000    153,750
 American Axle & Manufacturing,
 Sr. Sub. Note, 9.75%, 03/01/09             800,000    844,000
 Arvin Industries, Inc., 7.13%,
 03/15/09                                   550,000    510,235
 Collins and Aikman Products,
 10.75%, 12/31/11 *                         550,000    552,750
 Dana Corp., 9.00%, 08/15/11 *              600,000    555,000
 Lear Corp., 8.11%, 05/15/09              1,550,000  1,566,523
 Lear Corp., Series B,
 7.96%, 05/15/05                            100,000    101,920
                                                     ---------
                                                     4,478,553
                                                     ---------
 BANKING (1.1%)
 GS Escrow Corp., 7.13%, 08/01/05         1,250,000  1,255,175
                                                     ---------
 BEVERAGE & TOBACCO (0.7%)
 Constellation Brands, Inc., 8.00%,
 02/15/08                                   550,000    555,500
 Dimon, Inc., 8.88%, 06/01/06               100,000    103,500
 Dimon, Inc., 9.63%, 10/15/11 *             150,000    156,750
                                                     ---------
                                                       815,750
                                                     ---------
 BROADCAST RADIO & TV (4.6%)
 ACME Television LLC, Series B,
 0/10.88%, 09/30/04                         600,000    579,000
 Chancellor Media Corp.,
 Sr. Sub. Note, 8.00%, 11/01/08           1,100,000  1,152,249
 Fox Sports Networks LLC,
 8.88%, 08/15/07                            250,000    264,063
 Fox Sports Networks LLC,
 Sr. Disc. Note, 0/9.75%, 08/15/07        1,100,000  1,101,375
 Liberty Media Group,
 7.75%, 07/15/09                            550,000    557,002
 Lin Television Corp., 8.00%,
 01/15/08                                   200,000    205,000
 Orion Network Systems, 11.25%,
 01/15/07                                   550,000    283,250
 Sinclair Broadcast Group, Inc.,
 8.75%, 12/15/07                            400,000    404,000
 Sinclair Broadcast Group, Inc.,
 8.75%, 12/15/11 *                          475,000    477,375
 XM Satellite Radio, Inc., 14.00%,
 03/15/10                                   250,000    198,750
                                                     ---------
                                                     5,222,064
                                                     ---------
 BUILDING & DEVELOPMENT (1.3%)
 American Builders & Contractors
 Supply Co., 10.63%, 05/15/07               250,000    251,250

==============================================================
SECURITY DESCRIPTION                     PRINCIPAL     VALUE
==============================================================
CORPORATE BONDS (CONTINUED)

BUILDING & DEVELOPMENT (CONTINUED)
NCI Building Systems, Inc.,
Series B, 9.25%, 05/01/09                  $425,000  $ 414,375
Nortek, Inc., 9.13%, 09/01/07               350,000    358,750
WCI Communities, Inc.,
10.63%, 02/15/11                            450,000    468,000
                                                     ---------
                                                     1,492,375
                                                     ---------
BUSINESS EQUIPMENT & SERVICES (1.8%)
Buhrmann US, Inc.,
12.25%, 11/01/09                            600,000    606,000
Fisher Scientific International, Inc.,
9.00%, 02/01/08                             525,000    543,375
Fisher Scientific International, Inc.,
9.00%, 02/01/08                             625,000    646,875
Global Imaging Systems, 10.75%,
02/15/07                                    200,000    201,000
U.S. Office Products Co.,
Sr. Sub. Note, 9.75%, 06/15/08 **           475,000     11,875
                                                     ---------
                                                     2,009,125
                                                     ---------
CABLE TELEVISION (7.8%)
Charter Communication Holdings,
0/13.50%, 01/15/11                        2,625,000  1,732,500
Charter Communications Holdings,
Sr. Disc Note, 0/9.92%, 04/01/11          2,600,000  1,884,999
CSC Holdings, Inc.,
7.88%, 12/15/07                             100,000    104,004
CSC Holdings, Inc.,
9.88%, 02/15/13                             250,000    258,750
Diamond Cable
Communications PLC,
0/10.75%, 02/15/07                          125,000     29,375
Echostar Broadband Corp.,
Sr. Note, 10.38%, 10/01/07                1,100,000  1,155,000
Echostar DBS Corp.,
9.38%, 02/01/09                             350,000    362,250
Lenfest Communications, Inc.,
8.25%, 02/15/08                             100,000    105,959
NTL, Inc., 0/12.38%, 10/17/08             1,350,000    334,125
NTL, Inc., Series B, 0/9.75%,
04/01/08                                  2,550,000    726,750
Pegasus Satellite,
0/13.50%, 03/01/07                          500,000    287,500
Quebecor Media, Inc., 0/13.75%,
07/15/11                                    425,000    257,125
Quebecor Media, Inc., 8.88%,
05/15/11                                    500,000    535,000
Telewest Communications PLC,
0/11.00%, 10/01/07                        1,025,000    738,000
Telewest Communications PLC,
11.25%, 11/01/08                             50,000     37,625
Telewest Communications PLC,
0/9.25%, 04/15/09                           250,000    105,000
UIH Australia/Pacific, Series B,
0/14.00%, 05/15/06**                        200,000      9,000
United International, Inc., Sr. Disc.
Note, 0/10.75%, 02/15/08                    525,000    112,875

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                      FEDERATED NSAT HIGH INCOME BOND FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

==============================================================
SECURITY DESCRIPTION PRINCIPAL             VALUE
==============================================================
 CORPORATE BONDS (CONTINUED)

 CABLE TELEVISION (CONTINUED)
 United Pan-Europe Communications,
 0/12.50%, 08/01/09                      $  727,000   $ 76,335
 United Pan-Europe Communications,
 0/13.38%, 11/01/09                         875,000     91,875
                                                     ---------
                                                     8,944,047
                                                     ---------
 CHEMICALS & PLASTICS (3.3%)
 Airgas, Inc., 9.13%, 10/01/11              400,000    424,000
 Compass Minerals Group, 10.00%,
 08/15/11 *                                 150,000    156,375
 Equistar Chemical, 10.13%,
 09/01/08                                   450,000    455,625
 Foamex, 9.88%, 06/15/07                    100,000     74,500
 Foamex, Sr. Sub. Note,
 13.50%, 08/15/05                           375,000    309,375
 General Chemical Industries,
 Sr. Note, 10.63%, 05/01/09                 300,000    235,500
 Huntsman Corp., 9.50%, 07/01/07 *          275,000     48,125
 Huntsman Corp., 10.13%, 07/01/09           325,000    310,375
 Lyondell Chemical Co., 9.63%,
 05/01/07                                   325,000    328,250
 Lyondell Chemical Co., 10.88%,
 05/01/09                                   900,000    841,500
 OM Group, Inc., 9.25%, 12/15/11 *          250,000    253,750
 Texas Petrochem Corp., 11.13%,
 07/01/06                                   400,000    330,000
                                                     ---------
                                                     3,767,375
                                                     ---------
 CLOTHING & TEXTILES (0.7%)
 GFSI, Inc., Series B,
 9.63%, 03/01/07                            475,000    301,625
 Glenoit Corp., Sr. Sub. Note,
 11.00%, 04/15/07 **                        125,000          1
 Pillowtex Corp., Sr. Sub. Note,
 10.00%, 11/15/06 **                        150,000      1,500
 Pillowtex Corp., Sr. Sub. Note,
 Series B, 9.00%, 12/15/07 **               200,000      2,000
 William Carter, 10.88%, 08/15/11 *         500,000    540,000
                                                     ---------
                                                       845,126
                                                     ---------
 CONGLOMERATES (0.3%)
 Eagle-Picher Industries, Inc.,
 Sr. Sub. Note, 9.38%, 03/01/08             725,000    380,625
                                                     ---------
 CONSUMER PRODUCTS (4.8%)
 Albecca, Inc., Sr. Sub. Note,
 10.75%, 08/15/08                           500,000    517,500
 American Greetings Corp., 11.75%,
 07/15/08 *                                 275,000    279,125
 Amscan Holdings, Inc., 9.88%,
 12/15/07                                   550,000    437,250
 Armkel Finance, Inc.,
 9.50%, 08/15/09 *                          250,000    263,750
 Chattem, Inc., Sr. Sub. Note,
 Series B, 8.88%, 04/01/08                  525,000    511,875
 Diamond Brands, Inc., Sr. Disc.
 Note, 0/12.88%, 04/15/09 **                 50,000        750
 Josten's, Inc., 12.75%, 05/01/10           450,000    504,000
 Levi Strauss, 11.63%, 01/15/01             450,000    403,875
 Playtex Products, Inc.,
 9.38%, 06/01/11                            550,000    580,249

==============================================================
SECURITY DESCRIPTION                     PRINCIPAL    VALUE
==============================================================
CORPORATE BONDS (CONTINUED)

CONSUMER PRODUCTS (CONTINUED)
Revlon Consumer Products Corp.,
8.63%, 02/01/08                          $  650,000   $276,250
Sealy Mattress Co., Sr. Disc. Note,
Series B, 0/10.88%, 12/15/07                375,000    315,000
Sealy Mattress Co., Sr. Sub. Note,
Series B, 9.88%, 12/15/07                   225,000    223,875
Sleepmaster LLC, 11.00%,
05/15/09 **                                 175,000     36,750
True Temper Sports, Inc., Series B,
10.88%, 12/01/08                            350,000    357,000
United Industries, Series B, 9.88%,
04/01/09                                    550,000    519,750
Volume Services America, Inc.,
Sr. Sub. Note, 11.25%, 03/01/09             250,000    243,750
                                                     ---------
                                                     5,470,749
                                                     ---------
CONTAINER & GLASS PRODUCTS (3.2%)
Huntsman Packaging Corp.,
13.00%, 06/01/10                            500,000    523,750
Owens-Illinois, Inc., Sr. Note,
7.85%, 05/15/04                             400,000    386,000
Owens-Illinois, Inc.,
8.10%, 05/15/07                             325,000    297,375
Owens-Illinois, Inc., Sr. Note,
7.15%, 05/15/05                             850,000    786,249
Plastipak Holdings,
10.75%, 09/01/11 *                          575,000    606,625
Russell Stanley Holding, Inc.,
9.00%, 11/30/08 *                            26,666     20,133
Sealed Air Corp., 8.75%, 07/01/08 *         450,000    450,968
Tekni-Plex, Inc., Sr. Sub. Note,
12.75%, 06/15/10                            600,000    594,000
                                                     ---------
                                                     3,665,100
                                                     ---------
ECOLOGICAL SERVICES & EQUIPMENT (2.9%)
Allied Waste North America, Inc.,
8.88%, 04/01/08                             750,000    770,625
Allied Waste North America, Inc.,
8.50%, 12/01/08 *                           225,000    228,375
Allied Waste North America, Inc.,
10.00%, 08/01/09                          1,500,000  1,552,500
Allied Waste North America, Inc.,
Sr. Note, Series B, 7.63%, 01/01/06         750,000    742,500
                                                     ---------
                                                     3,294,000
                                                     ---------
ELECTRONICS (0.5%)
Fairchild Corp., Sr. Sub. Note,
10.75%, 04/15/09                            125,000     43,125
Ingram Micro, Inc., 9.88%, 08/15/08         300,000    303,000
Telecommunications Techniques Co.,
Sr. Sub. Note, 9.75%, 05/15/08              625,000    190,625
                                                     ---------
                                                       536,750
                                                     ---------
FARMING & AGRICULTURE (0.1%)
Royster-Clark, Inc.,
10.25%, 04/01/09                            150,000     98,250
                                                     ---------
FOOD & DRUG RETAIL (0.0%)
Jitney-Jungle Stores of America, Inc.,
Sr. Sub. Note, 10.38%, 09/15/07 **          100,000         10
                                                     ---------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                      FEDERATED NSAT HIGH INCOME BOND FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

=================================================================
SECURITY DESCRIPTION                      PRINCIPAL     VALUE
=================================================================
 CORPORATE BONDS (CONTINUED)

 FOOD PRODUCTS (3.2%)
 Agrilink Foods, Inc.,                    $  675,000  $  631,125
 Sr. Note, 11.88%, 11/01/08
 Del Monte Corp., 9.25%, 05/15/11            625,000     653,125
 Eagle Family Foods, Inc., Series B,
 8.75%, 01/15/08                             250,000     163,750
 Land O' Lakes, Inc.,
 8.75%, 11/15/11 *                           550,000     533,500
 Michael Foods, 11.75%, 04/01/11             600,000     651,000
 New World Pasta Co., 9.25%,
 02/15/09                                    325,000     300,625
 Pilgrim's Pride Corp., 9.63%,
 09/15/11                                    450,000     477,000
 Smithfield Foods, Inc.,
 8.00%, 10/15/09 *                           275,000     283,250
                                                       ---------
                                                       3,693,375
                                                       ---------
 FOOD SERVICES (1.0%)
 Advantica Restaurant Group, Inc.,
 11.25%, 01/15/08                            100,000      70,500
 Carrols Corp., Sr. Sub. Note, 9.50%,
 12/01/08                                    525,000     504,000
 Domino's, Inc., Sr. Sub. Note,
 Series B, 10.38%, 01/15/09                  575,000     612,375
                                                       ---------
                                                       1,186,875
                                                       ---------
 FOREST PRODUCTS (2.5%)
 Georgia Pacific Corp., 7.50%,
 05/15/06                                    200,000     198,546
 Georgia Pacific Corp., 8.13%,
 05/15/11                                  1,325,000   1,301,945
 Riverwood International Co.,
 10.63%, 08/01/07                            400,000     418,000
 Riverwood International Co.,
 10.88%, 04/01/08                            250,000     253,750
 Stone Container Corp., 9.75%,
 02/01/11                                    600,000     648,000
                                                       ---------
                                                       2,820,241
                                                       ---------
 HEALTHCARE (7.2%)
 Alaris Medical Systems, 9.75%,
 12/01/06                                    200,000     191,000
 Alaris Medical Systems, 11.63%,
 12/01/06 *                                  175,000     189,875
 Alliance Imaging, 10.37%, 04/15/11          725,000     775,750
 Amerisource Bergen Corp., 8.13%,
 09/01/08                                    150,000     157,500
 Columbia/HCA Healthcare Corp.,
 6.91%, 06/15/05                             775,000     788,981
 CONMED Corp., 9.00%, 03/15/08               375,000     380,625
 Hanger Orthopedic Group, Inc.,
 11.25%, 06/15/09                            500,000     467,500
 HCA-The Healthcare Co., 8.75%,
 09/01/10                                    950,000   1,042,624
 Hudson Respiratory Care, Inc.,
 9.13%, 04/15/08                             300,000     213,000
 Insight Health Services, 9.88%,
 11/01/11 *                                  125,000     130,000
 Kinetic Concepts, Inc., Sr. Sub. Note,
 Series B, 9.63%, 11/01/07                   725,000     725,000
 Magellan Health Services, 9.38%,
 11/15/07 *                                  450,000     459,000

================================================================
SECURITY DESCRIPTION                       PRINCIPAL      VALUE
================================================================
CORPORATE BONDS (CONTINUED)
HEALTHCARE (CONTINUED)
Manor Care, Inc.,                         $  575,000  $  608,235
8.00%, 03/01/08
Owens & Minor, Inc., 8.50%,
07/15/11                                     500,000     535,000
Tenet Healthcare Corp., Series B,
8.13%, 12/01/08                              875,000     940,363
Triad Hospitals, Inc., 8.75%,
05/01/09 250,000                                         263,750
Vanguard Health Systems, 9.75%,
08/01/11 *                                   350,000     360,500
                                                       ---------
                                                       8,228,703
                                                       ---------
HOTELS, MOTELS, INNS & CASINOS (4.2%)
Courtyard By Marriott, Series B,
10.75%, 02/01/08                             300,000     307,875
Felcor Lodging LP, 9.50%,
09/15/08 *                                   300,000     301,500
Felcor Lodging LP, 8.50%, 06/01/11           300,000     291,000
Florida Panthers Holdings, Sr. Sub.
Note, 9.88%, 04/15/09                        275,000     288,750
Hilton Hotels Corp., 7.63%,
05/15/08                                     250,000     238,163
Hilton Hotels Corp.,
8.25%, 02/15/11                              400,000     381,500
HMH Properties, Inc.,
Series C, 8.45%, 12/01/08                    800,000     756,000
HMH Properties, Inc., Sr. Note,
Series A, 7.88%, 08/01/05                    100,000      95,500
HMH Properties, Inc., Sr. Note,
Series B, 7.88%, 08/01/08                    575,000     531,875
ITT Corp., 6.75%, 11/15/05                   600,000     578,268
Meristar Hospitality Corp., 10.50%,
06/15/09 *                                   200,000     203,000
Meristar Hospitalty Corp., 9.00%,
01/15/08                                     125,000     118,750
Meristar Hospitalty Corp., 9.13%,
01/15/11                                     500,000     471,250
Vail Resorts, Inc., 8.75%, 05/15/09 *        200,000     195,000
                                                       ---------
                                                       4,758,431
                                                       ---------
INDUSTRIAL PRODUCTS & EQUIPMENT (3.5%)
Amphenol Corp., 9.88%, 05/15/07              105,000     112,350
Blount, Inc., 7.00%, 06/15/05                125,000     103,750
Blount, Inc., 13.00%, 08/01/09               275,000     125,125
Cabot Safety Corp., Sr. Sub. Note,
12.50%, 07/15/05                             300,000     301,500
Euramax International PLC,
11.25%, 10/01/06                             600,000     576,000
Hexcel Corp., 7.00%, 08/01/03                 41,000      25,215
Hexcel Corp., 9.75%, 01/15/09                400,000     226,000
ISG Resources, Inc.,
10.00%, 04/15/08                             525,000     448,875
MMI Products, Inc., Series B,
11.25%, 04/15/07                             600,000     556,500
Neenah Corp., Series B, 11.13%,
05/01/07                                     400,000     218,000
Neenah Corp., Series F, 11.13%,
05/01/07                                     350,000     190,750
Unifrax Investment Corp., 10.50%,
11/01/03                                     450,000     443,250

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                      FEDERATED NSAT HIGH INCOME BOND FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

==================================================================
SECURITY DESCRIPTION                          PRINCIPAL    VALUE
==================================================================
 CORPORATE BONDS (CONTINUED)
 INDUSTRIAL PRODUCTS & EQUIPMENT (CONTINUED)
 Wesco Distribution, Inc.,
 Sr. Sub. Note, Series B,
 9.13%, 06/01/08                              $  700,000  $ 658,000
                                                          ---------
                                                          3,985,315
                                                          ---------
 LEISURE & ENTERTAINMENT (1.6%)
 AMF Group, Inc., Series B,
 0/12.25%, 03/15/06 **                           277,000      4,155
 Premier Parks, Inc.,
 9.25%, 04/01/06                                  50,000     50,250
 Premier Parks, Inc.,
 9.75%, 06/15/07                                 150,000    152,250
 Premier Parks, Inc.,
 0/10.00%, 04/01/08                            1,825,000  1,569,500
                                                          ---------
                                                          1,776,155
                                                          ---------
 MACHINERY & EQUIPMENT (2.9%)
 Agco Corp., 9.50%, 05/01/08                     750,000    787,500
 Briggs & Stratton Corp., 8.88%,
 03/15/11                                        350,000    364,000
 Clark Materials Handling, Inc., Sr.
 Note, Series D, 10.75%, 11/15/06 **             100,000         10
 Columbus Mckinnon Corp.,
 Sr. Sub. Note, 8.50%, 04/01/08                  600,000    561,000
 Fairchild Corp., Sr. Note, 10.38%,
 10/01/07                                        300,000    313,500
 Simonds Industries, Inc., 10.25%,
 07/01/08                                        450,000    137,250
 United Rentals, Inc., 10.75%,
 04/15/08                                        875,000    931,875
 United Rentals, Inc., Sr. Sub. Note,
 Series B, 9.00%, 04/01/09                       250,000    240,000
                                                          ---------
                                                          3,335,135
                                                          ---------
 METALS / MINING (0.1%)
 AEI Holding Co., 10.50%,
 12/15/05 *,**                                   175,000     87,938
 AEI Holding Co.,
 11.50%, 12/15/06 *,**                           250,000     30,625
                                                          ---------
                                                            118,563
                                                          ---------
 OIL & GAS (3.0%)
 Amerigas Partners, 8.88%, 05/20/11              175,000    182,000
 BRL Universal Equipment, 8.88%,
 02/15/08                                        350,000    365,750
 Comstock Resources, Inc., Sr. Note,
 11.25%, 05/01/07                                100,000     98,500
 Continental Resources, Inc., Sr. Sub.
 Note, 10.25%, 08/01/08                          225,000    196,875
 Dresser, Inc., 9.38%, 04/15/11                  625,000    650,000
 Forest Oil Corp., Sr. Sub. Note,
 10.50%, 01/15/06                                375,000    399,375
 Hanover Equipment Trust, 8.75%,
 09/01/11 *                                      450,000    468,000
 Lone Star Technologies, Inc.,
 9.00%, 06/01/11                                 450,000    380,250
 Pogo Producing Co.,
 Series B, 10.38%, 02/15/09                      375,000    406,875

==================================================================
SECURITY DESCRIPTION                          PRINCIPAL    VALUE
==================================================================
CORPORATE BONDS (CONTINUED)

OIL & GAS (CONTINUED)
Tesora Petroleum Corp., 9.63%,
11/01/08 *                                    $  300,000  $ 312,750
                                                          ---------
                                                          3,460,375
                                                          ---------
PRINTING & PUBLISHING (2.0%)
Advanstar Communications, Inc.,
12.00%, 02/15/11                                 350,000    253,750
Advanstar, Inc., Series B, 0/15.00%,
10/15/11                                         150,000     37,875
Belo Corp., 8.00%, 11/01/08                      600,000    610,074
Hollinger International, Inc., Sr. Sub.
Note, 9.25%, 03/15/07                            225,000    223,875
Primedia, Inc., 8.88%, 05/15/11                  200,000    181,000
Yell Finance BV, 0/13.50%, 08/11/11              825,000    507,375
Yell Finance BV, 10.75%, 08/01/11                425,000    459,000
Ziff Davis Media, Inc., 12.00%,
07/15/10                                         100,000     26,500
                                                          ---------
                                                          2,299,449
                                                          ---------
REAL ESTATE (0.6%)
Trizec Finance Ltd., Sr. Note,
10.87%,10/15/05                                  700,000    717,500
                                                          ---------
RETAILERS (1.4%)
Advance Stores Co., Inc., 10.13%,
04/15/08 *                                       375,000    384,375
Gap, Inc., 8.80%, 12/15/08 *                     350,000    301,525
J.C. Penney Co., Inc., 7.38%,
06/15/04                                         250,000    248,438
Michaels Stores, Inc.,
9.25%, 07/01/09                                  400,000    428,000
Petco Animal Supplies, Inc.,
10.75%, 11/01/11 *                               175,000    182,000
                                                          ---------
                                                          1,544,338
                                                          ---------
SERVICES (1.3%)
American Tower Corp., 9.38%,
02/01/09                                         475,000    383,563
Crown Castle International Corp.,
0/10.38%, 05/15/11                               450,000    283,500
Crown Castle International Corp.,
0/11.25%, 08/01/11                               950,000    598,500
Sitel Corp., Sr. Sub. Note, 9.25%,
03/15/06                                         250,000    201,250
                                                          ---------
                                                          1,466,813
                                                          ---------
STEEL (0.2%)
Republic Technologies International,
13.75%, 07/15/09 **                              200,000     14,000
Ryerson Tull, Inc., 9.13%, 07/15/06              275,000    259,875
                                                          ---------
                                                            273,875
                                                          ---------
SURFACE TRANSPORTATION (1.5%)
Allied Holdings, Inc., Sr. Note,
Series B, 8.63%, 10/01/07                        400,000    170,000
Gearbulk Holding Ltd., 11.25%,
12/01/04                                         625,000    643,750
Holt Group, 9.75%, 01/15/06 **                    50,000     1,750
Stena AB, 10.50%, 12/15/05                       175,000    177,625
Stena AB, 8.75%, 06/15/07                        800,000    732,000
                                                          ---------
                                                          1,725,125
                                                          ---------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                      FEDERATED NSAT HIGH INCOME BOND FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

==================================================================
SECURITY DESCRIPTION                        PRINCIPAL     VALUE
==================================================================
 CORPORATE BONDS (CONTINUED)

 TELECOMMUNICATIONS & CELLULAR (8.7%)
 Airgate PCS, Inc.,
 0/13.50%, 10/01/09                        $ 1,125,000  $  854,999
 Alamosa Delaware, Inc.,
 12.50%, 01/02/11                              225,000     228,375
 Alamosa PCS Holdings, Inc.,
 0/12.88%, 02/15/10                            850,000     522,750
 Asia Global Crossing, 13.38%,
 10/15/10                                      200,000      71,000
 CALL-NET Enterprises, Inc.,
 0/9.27%, 08/15/07                             325,000     105,625
 CALL-NET Enterprises, Inc.,
 0/8.94%, 08/15/08                             225,000      68,625
 CALL-NET Enterprises, Inc.,
 0/10.80%, 05/15/09                            550,000     134,750
 Dolphin Telecom PLC, Series B,
 0/14.00%, 05/15/09 **                         300,000       4,125
 Global Crossing Holding Ltd.,
 9.50%, 11/15/09                               950,000     128,250
 Horizon PCS, Inc.,
 13.75%, 06/15/11 *                            425,000     422,875
 Level 3 Communications, Inc.,
 0/10.50%, 12/01/08                            460,000     139,150
 Mcleod USA, Inc., 0/10.50%,
 03/01/07**                                    575,000     123,625
 Mcleod USA, Inc., 8.38%, 03/15/08             400,000      88,000
 Mcleod USA, Inc., 9.50%, 11/01/08             175,000      39,375
 Mcleod USA, Inc., 8.13%, 02/15/09             250,000      55,000
 Millicom International Cellular SA,
 0/13.50%, 06/01/06                            600,000     399,000
 Nextel Communications, Inc.,
 0/10.65%, 09/15/07                            625,000     475,000
 Nextel Communications, Inc.,
 0/9.95%, 02/15/08                           1,075,000     741,750
 Nextel Communications, Inc.,
 0/12.13%, 11/30/04                             50,000       2,500
 Nextel Communications, Inc.,
 9.38%, 11/15/09                             1,600,000   1,263,999
 Nextel Partners, Inc., 0/14.00%,
 02/01/09                                       81,000      49,005
 Nextel Partners, Inc.,
 12.50%, 11/15/09 *                            275,000     246,125
 Nextel Partners, Inc.,
 11.00%, 03/15/10                              450,000     366,750
 NEXTLINK Communications, Inc.,
 0/12.25%, 06/01/09 **                       2,000,000     160,000
 PSINet, Inc., 11.50%, 11/01/08 **              75,000       6,188
 PSINet, Inc., Series B, 10.00%,
 02/15/05 **                                   500,000      41,250
 PSINet, Inc., Series B, 11.00%,
 08/01/09 **                                   325,000      26,813
 Rogers Cantel, Inc., 8.80%, 10/01/07          150,000     147,750
 Rogers Wireless, Inc., 9.63%,
 05/01/11                                      650,000     674,375
 Tritel PCS, Inc., 0/12.75%, 05/15/09          775,000     662,625
 Triton PCS, Inc., 9.38%, 02/01/11             575,000     595,125
 Triton PCS, Inc., 8.75%, 11/15/11 *           150,000     150,750
 Triton PCS, Inc., Sr. Sub. Note,
 0/11.00%, 05/01/08                            300,000     273,000
 Viatel, Inc., 0/12.50%, 04/15/08 **           625,000       1,563

==================================================================
SECURITY DESCRIPTION                       PRINCIPAL       VALUE
==================================================================
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS & CELLULAR (CONTINUED)
Voicestream Wireless Corp.,
0/10.38%, 11/15/09                         $   569,000  $  490,051
Voicestream Wireless Corp.,
10.38%, 11/15/09                                82,000      94,300
                                                        ----------
                                                         9,854,443
                                                        ----------
UTILITIES (4.5%)
Caithness Coso Fund, Sr. Note,
Series B, 9.05%, 12/15/09                    1,125,000   1,153,125
Calpine Corp., 8.50%, 02/15/11               1,825,000   1,633,375
CMS Energy Corp., 8.90%, 07/15/08              475,000     484,500
CMS Energy Corp., 8.50%, 04/15/11              450,000     448,875
CMS Energy Corp.,
Sr. Note, 7.50%, 01/15/09                      625,000     596,875
El Paso Electric Co., Series
E, 9.40%, 05/01/11                             725,000     768,863
                                                        ----------
                                                         5,085,613
                                                        ----------
TOTAL CORPORATE BONDS                                   99,294,398
                                                        ----------

==================================================================
SECURITY DESCRIPTION                       SHARES       VALUE
==================================================================
COMMON STOCKS (0.0%)

CONTAINER & GLASS PRODUCTS (0.0%)
Russell Stanley Holdings, Inc. *                 4,000       4,000
                                                        ----------
TOTAL COMMON STOCKS                                          4,000
                                                        ----------
PREFERRED STOCKS (1.6%)
BROADCAST RADIO & TV (0.9%)
Sinclair Broadcast Group, Inc., PIK,
HYTOPS, 11.63%                                  10,175   1,002,237
                                                        ----------
CABLE TELEVISION (0.1%)
Pegasus Communications, 12.75%                     106      77,122
                                                        ----------
FOOD SERVICES (0.0%)
Nebco Evans Holdings Co., 11.25% **                299           0
                                                        ----------
HEALTHCARE (0.0%)
River Holdings Corp., Series B, PIK,
11.50%                                             739      14,965
                                                        ----------
PRINTING & PUBLISHING (0.5%)
Primedia, Inc., Series D, 10.00%                 2,625     108,938
Primedia, Inc., Series E, 9.20%                  8,000     332,000
Primedia, Inc., Series H, 8.63%                  3,650     151,475
                                                        ----------
                                                           592,413
                                                        ----------
TELECOMMUNICATIONS & CELLULAR (0.1%)
Nextel Communications, Inc., Series E,
PIK, 11.13%                                        171      84,645
                                                        ----------
TOTAL PREFERRED STOCKS                                   1,771,382
                                                        ----------
WARRANTS (0.0%)
BROADCAST RADIO & TV (0.0%)
XM Satellite Radio, expiring
03/15/10 *                                         300          75
                                                        ----------
CONSUMER PRODUCTS (0.0%)
Jostens Inc., expiring 05/01/10 *                  300       3,075
                                                        ----------

                                    Continued

=========================================================
SECURITY DESCRIPTION                 SHARES     VALUE
=========================================================

WARRANTS (CONTINUED)

CONTAINER & GLASS PRODUCTS (0.0%)
Pliant Corp., expiring 06/01/10 *       275  $        550
                                             ------------

PRINTING & PUBLISHING (0.0%)
Advanstar Holdings Corp., expiring
10/15/11                                150             2
                                             ------------

STEEL (0.0%)
Republic Technologies, expiring
7/15/09                                 200             0
                                             ------------
TOTAL WARRANTS                                      3,702
                                             ------------

=========================================================
SECURITY DESCRIPTION              PRINCIPAL      VALUE
=========================================================

REPURCHASE AGREEMENT (9.6%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by FHARM Securities) $10,909,798               10,909,798
                                             ------------

TOTAL REPURCHASE AGREEMENT                     10,909,798
                                             ------------

TOTAL INVESTMENTS
(COST $126,109,294) (a) - ( 98.2%)            111,983,280

OTHER ASSETS IN EXCESS OF
LIABILITIES - (1.8%)                            2,038,441
                                             ------------

TOTAL NET ASSETS - (100.0%)                  $114,021,721
                                             ============
---------------------------------------------------------

(a)  Represents cost for financial reporting
     purposes and differs from value by
     unrealized appreciation (depreciation)
     of securities as follows:
          Unrealized appreciation         $   3,771,110
          Unrealized depreciation           (17,897,124)
                                          -------------
          Net unrealized depreciation     $ (14,126,014)
                                          =============
     Aggregate cost for federal income tax purposes is
     substantially the same.
*    Represents a restricted security
     acquired and eligible for resale under
     Rule 144A, which limits the resale to
     certain qualified buyers.
**   Bond in default
FHARM      Federal Home Adjustable Rate Mortgage
HYTOPS     High Yield Trust Offered Preferred Securities
PIK        Paid-In-Kind

See notes to the financial statements.

              NATIONWIDE(R) SEPARATE ACCOUNT TRUST

               MAS  NSAT  MULTI  SECTOR  BOND  FUND

         STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001

======================================================================
SECURITY DESCRIPTION                           PRINCIPAL      VALUE
======================================================================
U.S. GOVERNMENT AGENCIES (22.0%)

FEDERAL HOME LOAN BANK (2.8%)
3.55%, 01/11/02***                             $5,000,000  $ 4,997,875
                                                           -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION (4.3%)
2.02%, 01/02/02***                              7,700,000    7,700,000
IE, Series 1103, Class N, 1156.5%,
06/15/21                                              101        2,250
                                                           -----------
                                                             7,702,250
                                                           -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (14.9%)

0.00%, 02/14/02***                              7,000,000    6,985,783
6.00%, 01/01/32 TBA**                           2,250,000    2,198,673
6.00%, 02/01/32 TBA**                             550,000      535,219

7.00%, 01/01/17 TBA**                             250,000      258,672
7.00%, 01/01/32 TBA** 13,000,000                            13,243,750
8.00%, 01/01/32 TBA**                           3,000,000    3,140,439
                                                           -----------
                                                            26,362,536
                                                           -----------
TOTAL U.S. GOVERNMENT AGENCIES                              39,062,661
                                                           -----------

======================================================================
SECURITY DESCRIPTION                           SHARES        VALUE
======================================================================

COMMON STOCKS (0.0%)

TELECOMMUNICATIONS (0.0%)
Focal Communications Corp. (b)                    112,276       68,488
                                                           -----------
TOTAL COMMON STOCK                                              68,488
                                                           -----------

======================================================================
SECURITY DESCRIPTION                           PRINCIPAL     VALUE
======================================================================

CONVERTIBLE BONDS (0.0%)

TELECOMMUNICATIONS (0.0%)
Corning, Inc., 0.00%, 11/08/05                 $  145,000       75,038
                                                           -----------
TOTAL CONVERTIBLE BONDS                                         75,038
                                                           -----------
CORPORATE BONDS (36.0%)

AEROSPACE / DEFENSE (0.9%)
Lockheed Martin, 7.75%, 05/01/26                  125,000      134,826
Northrop Grumman Corp., 7.75%,
02/15/31 120,000                                               129,955
Raytheon Co., 8.20%, 03/01/06                     180,000      195,106
Raytheon Co., 6.15%, 11/01/08                     100,000       99,333
Raytheon Co., 8.30%, 03/01/10                     280,000      310,655
Systems 2001 Asset Trust, 6.70%,
09/15/13*                                         675,529      696,446
                                                           -----------
                                                             1,566,321
                                                           -----------

AIRLINES (0.3%)
Continental Airlines, Inc., 6.90%,
01/02/18                                          390,334      343,066
US Airways, Inc., 7.08%, 03/20/21                 254,558      255,116
                                                           -----------
                                                               598,182
                                                           -----------

AUTO PARTS & EQUIPMENT (0.4%)

Collins & Aikman Products, 10.75%,
12/31/11*                                         245,000      245,613
Collins & Aikman Products, Inc.,
11.50%, 04/15/06                                   60,000       58,500
Dana Corp., 9.00%, 08/15/11*                      380,000      353,317


======================================================================
SECURITY DESCRIPTION                           PRINCIPAL      VALUE
======================================================================
CORPORATE BONDS (CONTINUED)

AUTO PARTS & EQUIPMENT (CONTINUED)

Hayes Lemmerz International, Inc.,
Series B, 8.25%, 12/15/08*****                    575,000  $    25,875
Hayes Lemmerz Wheels, 9.13%,
07/15/07*****                                     150,000        6,750
TRW, Inc., 7.60%, 03/15/06                         95,000       97,840
                                                           -----------
                                                               787,895
                                                           -----------
AUTOMOTIVE (0.3%)
Daimler Chrysler Corp., 7.13%,
03/01/02                                          500,000      502,908
                                                           -----------
Ford Motor Co., 6.63%, 10/01/28                    75,000       62,209
                                                           -----------

                                                               565,117
BANKING (0.8%)
Bank One Corp., 6.00%, 02/17/09                   295,000      291,404
Chase Manhattan Corp., 7.00%,
11/15/09                                          240,000      251,778
KFW International Finance,
2.05%, 9/21/09 (JPY) 94,000,000                                774,464
Sudwest Landes Bank, 17.50%,
05/05/03                                          180,000       49,309
                                                           -----------
                                                             1,366,955
                                                           -----------
BROADCAST MEDIA (1.5%)
AOL Time Warner, Inc., 7.60%,
04/15/31                                          420,000      444,263
Clear Channel Communications,
7.65%, 09/15/10                                   160,000      165,274
Echostar DBS Corp., 9.40%,
02/01/09                                           75,000       77,250
News America Holdings, 8.90%,
04/26/23                                          510,000      551,443
News America, Inc., 7.28%,
06/30/28                                          105,000       97,588
Nextmedia Operating, Inc., 10.75%,
07/01/01*                                         175,000      180,688
Radio One, Inc., 8.88%, 07/01/11                  125,000      129,063
Salem Communications Holdings
Corp., 9.00%, 07/01/11*                           350,000      361,813
Time Warner, Inc., 7.57%, 02/01/24                150,000      156,333
Time Warner, Inc., 6.63%, 05/15/29                240,000      224,403
Young Broadcasting, Inc., 10.00%,
03/01/11                                          375,000      348,750
                                                           -----------
                                                             2,736,868
                                                           -----------

CABLE (2.5%)
Adelphia Communications Corp.,
7.88%, 05/01/09                                   205,000      187,831
Adelphia Communications Corp.,
9.38%, 11/15/09                                   750,000      720,938
Adelphia Communications Corp.,
Series B, 9.87%, 03/01/07                         125,000      123,906

British Sky Broadcasting Group,
8.20%, 07/15/09                                   520,000      535,165
British Sky Broadcasting Group,
6.90%, 02/23/09                                   325,000      311,268
Callahan Nordrhein-Westf, 14.00%,
07/15/10                                          650,000      429,000
Charter Communication Holdings,
0.00%, 01/15/11                                   105,000       69,300

                                      Continued

             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

             MAS  NSAT  MULTI  SECTOR  BOND  FUND

 STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001  (CONTINUED)

================================================================
SECURITY DESCRIPTION                      PRINCIPAL     VALUE
================================================================

CORPORATE BONDS (CONTINUED)

CABLE (CONTINUED)
Charter Communications
Holdings, 0.00%, 05/15/11                 $  370,000  $  227,550
Charter Communications LLC, Series
B, 10.25%, 01/15/10                          350,000     358,750
Comcast Cable Communication, Inc.,
6.80%, 01/30/11                              420,000     421,827
Cox Communications, Inc., 7.75%,
11/01/10                                     295,000     315,008
CSC Holdings, Inc., 7.25%, 07/15/08          425,000     420,930
CSC Holdings, Inc., 7.63%, 07/15/18          125,000     118,762
TCI Communications, Inc., 7.88%,
02/15/26                                     155,000     160,162
United Pan-Europe Communications,
10.90%, 08/01/09                             350,000      45,500
                                                      ----------
                                                       4,445,897
                                                      ----------

CHEMICALS / PLASTICS (0.6%)
Equistar Chemical, 10.13%, 09/01/08          220,000     221,100
Huntsman Corp., 10.10%, 07/01/09             360,000     345,600
ISP Holdings, Inc., 10.63%,
12/15/09*                                    310,000     310,000
Lyondell Chemical Co., 9.60%,
05/01/07                                     110,000     111,100
Millennium America, Inc., 9.25%,
06/15/06                                      75,000      76,500
                                                      ----------
                                                       1,064,300
                                                      ----------

COMPUTERS / HARDWARE (0.2%)
Sun Microsystems, Inc., 7.65%,
08/15/09                                     385,000     390,797
                                                      ----------

CONSTRUCTION & BUILDING MATERIALS (1.4%)
Beazer Homes USA, 8.60%,
05/15/11                                     425,000     438,813
Case Corp., Series B, 6.25%,
12/01/03                                     250,000     232,939
Centex Corp, 7.90%, 02/01/11                 285,000     290,344
Lowe's Company, Inc., 6.50%,
03/15/29                                     500,000     483,013
Pulte Homes, Inc., 7.88%, 08/01/11*          385,000     381,571
Schuler Homes, 9.38%, 07/15/09 *             250,000     258,750
Toll Brothers, Inc., 8.25%, 02/01/11         450,000     445,500
                                                      ----------
                                                       2,530,930
                                                      ----------

DIVERSIFIED (0.2%)
Hutchison Whampoa Ltd., 7.45%,
08/01/17*                                    300,000     299,372
Murrin Murrin Holdings, 9.38%,
08/31/07                                     125,000      91,250
                                                      ----------
                                                         390,622
                                                      ----------

ENVIRONMENTAL CONTROLS (1.3%)
Allied Waste North America, 8.88%,
04/01/08                                     575,000     592,250
Honeywell International, 6.13%,
11/01/11                                     410,000     405,680
Republic Services, Inc., 6.75%,
08/15/11                                     280,000     280,375
Waste Management, Inc., 7.13%,
10/01/07                                     450,000     459,531

================================================================
SECURITY DESCRIPTION                      PRINCIPAL     VALUE
================================================================
CORPORATE BONDS (CONTINUED)

ENVIRONMENTAL CONTROLS (CONTINUED)
Waste Management, Inc., 7.40%,
01/08/10                                  $  595,000  $  608,397
                                                      ----------
                                                       2,346,233
                                                      ----------

FINANCIAL SERVICES (3.9%)
Boeing Capital Corp., 6.50%,
02/15/12                                     310,000     308,492
Case Corp., 6.13%, 02/15/03                  250,000     235,670
Farmers Exchange Capital, 7.05%,
07/15/28*                                    400,000     317,734
Ford Motor Credit Co., 7.38%,
10/28/09                                     850,000     837,179
General Motors Acceptance Corp.,
8.00%, 11/01/31                              305,000     310,424
General Motors Acceptance Corp.,
6.88%, 09/15/11                              320,000     313,459
Goldman Sachs Group, 6.90%,
01/15/11                                     665,000     681,084
GS Escrow Corp., 7.13%, 08/01/05             360,000     361,119
Household Finance Corp., 6.40%,
06/17/08                                     150,000     148,831
Household Finance Corp., 5.88%,
02/01/09                                     345,000     328,162
Household Finance Corp., 8.00%,
07/15/10                                     250,000     269,122
Istar Financial, Inc., 8.75%, 08/15/08       330,000     330,230
John Hancock, 7.40%, 02/15/24*               545,000     545,113
Merrill Lynch & Co., 6.00%,
11/15/04                                      30,000      31,314
Prudential Holdings, LLC, 7.25%,
12/18/23*                                    890,000     911,279
Prudential Holdings, LLC, 8.70%,
12/18/23*                                    595,000     618,901
Spieker Properties LP, 7.25%,
05/01/09                                     150,000     152,331
                                                      ----------
                                                       6,700,444
                                                      ----------


FOOD PRODUCTS / SERVICES (1.0%)
Ahold Finance USA, Inc., 8.25%,
07/15/10                                     225,000     250,926
Kroger Co, 8.00%, 09/15/29                   240,000     266,212
Kroger Co., 7.50%, 01/04/31                  285,000     299,153
Safeway, Inc. 6.50%, 03/01/11                 65,000      66,276
Smithfield Foods, Inc., 7.60%,
02/15/08                                     700,000     686,000
Smithfield Foods, Inc., 8.00%,
10/15/09*                                    150,000     154,500
                                                      ----------
                                                       1,723,067
                                                      ----------


FORESTRY (0.2%)
Tembec Industries, Inc., 8.50%,
02/01/11                                     425,000     439,875
                                                      ----------

HEALTHCARE PRODUCTS (0.3%)
Fresenius Medical Care Capital
Trust I, 9.00%, 12/01/06                     575,000     592,250
                                                      ----------

HEALTHCARE / HEALTHCARE SERVICES (1.7%)
Aetna, Inc., 7.90%, 03/01/11                 345,000     339,782
HCA, Inc., 6.91%, 06/15/05                   200,000     205,748
HCA, Inc., 8.75%, 09/01/10                   500,000     539,999

                            Continued

           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

           MAS  NSAT  MULTI  SECTOR  BOND  FUND

STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001  (CONTINUED)


====================================================================
SECURITY DESCRIPTION                          PRINCIPAL     VALUE
====================================================================
CORPORATE BONDS (CONTINUED)

HEALTHCARE / HEALTHCARE SERVICES (CONTINUED)
Health Net, Inc.,
8.38%, 04/15/11                               $  500,000  $  515,498
Healthsouth Corp., 8.38%, 10/01/11               480,000     494,400
Manor Care, Inc., 8.00%, 03/01/08                490,000     507,150
Tenet Healthcare Corp., 6.88%,
11/15/31                                         465,000     427,924
                                                          ----------
                                                           3,030,501
                                                          ----------

HOTELS / CASINOS (2.4%)
Harrahs Entertainment, 8.00%,
02/01/11                                         625,000     643,821
HMH Properties, Inc., Series A,
7.90%, 08/01/05                                  250,000     237,500
HMH Properties, Inc., Series B,
7.88%, 08/01/08                                  300,000     276,750
HMH Properties, Inc., Series C,
8.45%, 12/01/08                                  125,000     118,750
Horseshoe Gaming Holdings,
8.63%, 05/15/09                                  550,000     567,875
International Game Technology,
8.40%, 05/15/09                                  370,000     389,425
Park Place Entertainment, 7.88%,
12/15/05                                         350,000     348,688
Park Place Entertainment, 7.50%,
09/01/09                                       1,165,000   1,134,979
Station Casinos, Inc.,
8.88%, 12/01/08                                  375,000     367,500
Station Casinos, Inc.,
9.88%, 07/01/10                                  200,000     203,250
                                                          ----------
                                                           4,288,538
                                                          ----------

INSURANCE (1.7%)

Anthem Insurance, 9.13%, 04/01/10*               240,000     257,908
Anthem Insurance, 9.00%, 04/01/27*               170,000     171,110
AXA Financial, Inc., 7.75%,
08/01/10                                         460,000     499,751
Cigna Corp., 6.38%, 10/15/11                     375,000     368,223
Farmers Insurance Exchange,
8.63%, 05/01/24*                                 250,000     239,327
Hartford Financial Services,
7.90%, 06/15/10                                  350,000     383,094
Hartford Life, 7.38%, 03/01/31                   110,000     113,461
Metropolitan Life Insurance Co.,
7.80%, 11/01/25*                                 515,000     524,917
Nationwide Financial Services,
6.25%, 11/15/11 (c)                              335,000     322,368
Nationwide Mutual Insurance,
8.25%, 12/01/31* (c)                             100,000      99,784
                                                          ----------
                                                           2,979,943
                                                          ----------

INTERNET (0.1%)
Exodus Communications, Inc.,
11.60%, 07/15/10*****                            335,000      60,300
PSINet, Inc., Series B, 10.00%,
02/15/05*****                                    525,000      39,375
PSINet, Inc., Series B, 11.00%,
08/01/09*****                                    350,000      26,250
Rhythms Netconnections,
14.00%, 02/15/10*****                            400,000      32,000
                                                          ----------
                                                             157,925
                                                          ----------

====================================================================
SECURITY DESCRIPTION                          PRINCIPAL     VALUE
====================================================================

CORPORATE BONDS (CONTINUED)

MANUFACTURING (0.9%)
Flowserve Corp., 12.25%,
08/15/10                                      $  179,000  $  199,585
Louisiana Pacific Corp., 8.88%,
08/15/10                                         120,000     116,328
Lousiana Pacific Corp., 10.88%,
11/15/08                                         265,000     254,400
Pacifica Papers, Inc., 10.00%,
03/15/09                                         400,000     430,000
Tyco International Group SA, 6.75%,
02/15/11                                         545,000     547,190
Tyco International Group SA, 6.38%,
10/15/11                                          65,000      63,500
                                                          ----------
                                                           1,611,003
                                                          ----------
OIL & GAS (2.1%)
Chesapeake Energy Corp., 8.13%,
04/01/11*                                        700,000     678,999
Conoco, Inc., 6.95%, 04/15/29                    545,000     554,193
Consolidated Natural Gas, 6.25%,
11/01/11                                         165,000     161,481
Husky Oil Ltd., 8.90%, 08/15/28                  600,000     626,231
Petroleos Mexicanos, 9.375%,
12/02/08                                         160,000     172,800
Petroleos Mexicanos, 9.50%,
09/15/27                                         300,000     329,250
Stone Energy Corp., 8.13%,
12/15/11*                                        260,000     263,900
Union Oil of California, 7.35%,
06/15/09                                         350,000     369,227
Vintage Petroleum, Inc., 7.88%,
05/15/11                                         575,000     563,500
                                                          ----------
                                                           3,719,581
                                                          ----------

PACKAGING / CONTAINERS (0.6%)
Norampac, Inc., 9.50%, 02/01/08                  270,000     282,150
Owens-Illinois, Inc., 7.35%, 05/15/08            175,000     158,375
Owens-Illinois, Inc., 7.50%, 05/15/10            620,000     554,900
                                                          ----------
                                                             995,425
                                                          ----------

PAPER & FOREST PRODUCTS (0.1%)
Pindo Deli Financial Mauritius,
10.75%, 10/01/07*****                            350,000      52,500
Tjiwi Kimia Finance Mauritius,
10.00%, 08/01/04*****                            140,000      23,100
Tjiwi Kimia International BV,
13.25%, 08/01/01*****                            420,000      69,300
                                                          ----------
                                                             144,900
                                                          ----------
PHARMACEUTICALS (0.4%)
American Home Products,
6.70%, 03/15/11                                  525,000     543,977
Amerisource Bergen Corp.,
8.13%, 09/01/08*                                 210,000     215,250
                                                          ----------
                                                             759,227
                                                          ----------

PRINTING & PUBLISHING (0.9%)
Belo Corp., 8.00%, 11/01/08                      195,000     199,162
Primedia, Inc., 8.88%, 05/15/11                  575,000     517,500
Quebecor Media, Inc., 0.00%,
07/15/11                                         225,000     136,406

                                Continue

           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

           MAS  NSAT  MULTI  SECTOR  BOND  FUND

STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001  (CONTINUED)

==============================================================
SECURITY DESCRIPTION                   PRINCIPAL      VALUE
==============================================================
CORPORATE BONDS (CONTINUED)
PRINTING & PUBLISHING (CONTINUED)
Quebecor Media, Inc., 11.13%,
07/15/11                               $  600,000  $   640,500
Reed Elsevier Capital, 6.75%,
08/01/11                                   80,000       81,151
                                                   -----------
                                                     1,574,719
                                                   -----------

REAL ESTATE (0.7%)
EOP Operating LP, 7.25%, 06/15/28         275,000      247,484
EOP Operating LP, 7.50%, 04/19/29         200,000      191,363
Simon Debartolo Property,
6.38%, 11/15/07                           275,000      269,027
World Financial, 6.91%, 09/01/13*         489,355      493,636
                                                   -----------
                                                     1,201,510
                                                   -----------

RETAIL (0.3%)
Federated Department Stores,
6.30%, 04/01/09                           150,000      146,190
Federated Department Stores,
6.90%, 04/01/29                           355,000      331,591
                                                   -----------
                                                       477,781
                                                   -----------

STEEL MANUFACTURING / PRODUCTS (0.1%)
National Steel Corp., Series D,
9.90%, 03/01/09                           400,000      140,000
                                                   -----------

TELECOMMUNICATIONS (6.0%)
American Cellular Corp. 9.50%
10/15/09                                  675,000      654,751
AT&T Corp., 7.30%, 11/15/11*               80,000       81,954
AT&T Corp., 8.00%, 11/15/31*              545,000      570,379
AT&T Wireless Services, Inc.,
8.75%, 03/01/31                           385,000      436,354
Centennial Cellular Corp., 10.75%,
12/15/08                                  525,000      441,000
Deutsche Telekom, 8.00%, 06/15/10         335,000      366,620
Deutsche Telekom, 8.25%, 06/15/30          60,000       66,593
Echostar DBS Corp., 9.13%,
01/15/09*                                 325,000      325,813
Focal Communications Corp.,
11.90%, 01/15/10                          487,000      199,670
Global Crossing Holding, Ltd.,
9.63%, 05/15/08                           300,000       34,500
Global Crossing Holdings Ltd.,
8.70%, 08/01/07                           750,000       67,500
GTE Corp., 6.94%, 04/15/28                335,000      332,316
Hyperion Telecommunications,
13.00%, 04/15/03                          625,000        6,250
Intermedia Communications, Inc.,
8.50%, 01/15/08                           200,000      204,750
Intermedia Communications, Inc.,
Series B, 11.25%, 07/15/07                450,000      455,063
McLeodusa, Inc., 11.40%,
01/01/09*****                             700,000      157,500
Metromedia Fiber Network, Inc.,
10.00%, 12/15/09                          550,000      159,500
Netia Holdings II B.V., 13.13%,
06/15/09                                  100,000       16,000
Nextel Communications, Inc.,
10.65%, 09/15/07                          750,000      573,750
Nextel Communications, Inc.,
9.75%, 10/31/07                           325,000      232,375

==============================================================
SECURITY DESCRIPTION                   PRINCIPAL      VALUE
==============================================================

CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
Nextel Communications, Inc.,
9.40%, 11/15/09                        $  460,000  $   363,400
Nextlink Communications, Inc.,
10.75%, 11/15/08*****                     500,000       60,000
Nextlink Communications, Inc.,
0/12.25%, 06/01/09*****                   350,000       28,000
NTL Communications Corp.,
11.88%, 10/01/10                          300,000      105,000
NTL, Inc., Series B, 0/9.75%,
04/01/08                                  975,000      273,000
PCCW-HKTC Capital Ltd., 7.75%,
11/15/11*                                 595,000      593,618
Primus Telecommunications Group,
11.25%, 01/15/09                           90,000       15,300
Primus Telecommunications Group,
12.75, 10/15/09                           285,000       48,450
PTC International Finance BV,
10.75%, 07/01/07                          550,000      492,250
Qwest Capital Funding, 7.90%,
08/15/10                                  570,000      579,882
Qwest Capital Funding, 7.25%,
02/15/11                                  180,000      175,405
RCN Corp., 11.13%, 10/15/07               775,000      228,625
RSL Communications Ltd.,
12.25%, 11/15/06*****                     275,000       11,000
RSL Communications PLC,
9.10%, 03/01/08*****                      605,000       24,200
Telewest Communications PLC,
11.00%, 10/01/07                          150,000      108,000
Telewest Communications PLC,
9.25%, 04/15/09                           775,000      341,969
Telus Corp., 8.00%, 06/01/11              105,000      111,423
TPSA Finance BV, 7.75%, 12/10/08*         200,000      198,500
Verizon New England, 6.50%,
09/15/11                                  190,000      193,172
Vodafone Airtouch, 7.75%, 02/15/10        460,000      505,216
WinStar Communications,
14.75%, 04/15/05*****                   2,265,000        2,831
Worldcom, Inc., 6.95%, 08/15/28*          615,000      555,718
                                                   -----------
                                                    10,397,597
                                                   -----------

TRANSPORTATION (0.2%)
FedEx Corp., 6.88%, 02/15/06               60,000       62,022
FedEx Corp., 7.25%, 02/15/11              215,000      218,600
                                                   -----------
                                                       280,622
                                                   -----------

UTILITIES (0.2%)
Nisource Finance Corp., 7.90%,
11/15/10                                  390,000      403,620
                                                   -----------

UTILITIES / POWER PRODUCERS (1.8%)
Calpine Corp., 8.50%, 02/15/11            315,000      286,640
CMS Energy Corp., 7.50%, 01/15/09         150,000      146,828
Detroit Edison Co., 6.13%, 10/01/10       230,000      225,890
DTE Energy Co., 7.05%, 06/01/11           200,000      206,391
Korea Electric Power, 6.34%,
12/01/03                                  370,000      383,046
Korea Electric Power, 7.75%,
04/01/13                                  200,000      210,204

                          Continue

           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

           MAS  NSAT  MULTI  SECTOR  BOND  FUND

STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001  (CONTINUED)

=====================================================================
SECURITY DESCRIPTION                          PRINCIPAL      VALUE
=====================================================================
CORPORATE BONDS (CONTINUED)
UTILITIES / POWER PRODUCERS (CONTINUED)
Mirant Americas Generation LLC,
7.20%, 10/01/08                               $  455,000  $   401,768
PG&E National Energy Group,
10.38%, 05/16/11                                 245,000      258,328
PSEG Energy Holdings, 9.10%,
02/10/04                                         260,000      273,303
RAS Laffan Liquid Natural Gas,
8.29%, 03/15/14*                                 340,000      346,800
Williams Companies, Inc., 7.50%,
01/15/31                                         515,000      501,718
                                                          -----------
                                                            3,240,916
                                                          -----------
TOTAL CORPORATE BONDS                                      63,649,561
                                                          -----------

MORTGAGE-BACKED OBLIGATIONS (5.1%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.1%)
Pool # 253673, 7.50%, 03/01/31                   591,920      611,477
Pool # 456545, 7.50%, 06/01/29                   373,781      386,795
Pool # 517874, 7.50%, 02/01/30                   842,129      869,953
Pool # 523284, 7.50%, 11/01/29                   254,836      263,708
Pool # 527589, 7.50%, 01/01/30                   232,933      241,043
Pool # 533890, 7.50%, 04/01/30                   433,177      447,489
Pool # 540091, 7.50%, 06/01/30                   504,430      521,096
Pool # 546793, 7.50%, 01/01/31                   508,608      525,412
Pool # 559734, 7.50%, 12/01/30                   510,994      527,878
Pool # 562078, 7.50%, 12/01/30                   297,338      307,162
Pool # 564537, 7.50%, 01/01/31                    22,691       23,441
Pool # 564993, 7.50%, 03/01/31                   412,603      426,235
Pool # 568734, 7.50%, 01/01/31                   101,509      104,863
Pool # 575255, 7.50%, 03/01/31                   973,237    1,004,563
Pool # 577304, 7.50%, 04/01/31                   174,346      179,957
Pool # 577407, 7.50%, 07/01/31                   565,754      583,964
Pool # 577464, 7.50%, 04/01/31                   261,817      270,244
Pool # 580895, 7.50%, 05/01/31                    90,835       93,759
Pool # 598863, 7.50%, 09/01/31                   719,198      742,347
Pool # 606566, 7.50%, 10/01/31                   809,511      835,567
                                                          -----------
TOTAL MORTGAGE-BACKED OBLIGATIONS                           8,966,953
                                                          -----------
RIGHTS (0.0%)
FOREIGN GOVERNMENT (0.0%)
Mexican United States Value
Recovery Rights                                1,853,000        1,853
                                                          -----------
TOTAL RIGHTS                                                    1,853
                                                          -----------
SOVEREIGN BONDS (17.9%)

ALGERIA (0.1%)
Algeria Tranche 3, 7.69%,
03/04/10****                                     212,121      182,424
                                                          -----------
ARGENTINA (0.4%)
Republic of Argentina, 11.75%,
04/07/09                                         390,000      101,400
Republic of Argentina, 11.75%,
06/15/15                                         220,000       57,200
Republic of Argentina, 6.00%,
03/31/23                                         580,000      253,448

=====================================================================
SECURITY DESCRIPTION                          PRINCIPAL     VALUE
=====================================================================

SOVEREIGN BONDS (CONTINUED)
ARGENTINA (CONTINUED)
Republic of Argentina, 11.38%,
03/15/10                                      $  840,000  $   216,275
                                                          -----------
                                                              628,323
                                                          -----------
BRAZIL (2.6%)
Brazil Federal Republic, 11.00%,
08/17/40                                         760,000      585,200
Brazil NMB, 5.50%, 04/15/09****                  264,706      211,103
Federal Republic of Brazil,
9.63%, 07/15/05                                  400,000      378,000
Federal Republic of Brazil, 5.50%,
04/15/12****                                   1,350,000      951,750
Federal Republic of Brazil, C-Bond,
8.00%, 04/15/14                                1,499,858    1,141,767
Republic of Brazil, 5.44%,
04/15/24****                                     750,000      543,750
Republic of Brazil, 12.25%, 03/06/30             250,000      215,375
Republic of Brazil, 8.88%, 04/15/24              670,000      450,715
Republic of Brazil, C-Bond,
Series L, 8.00%, 04/15/14                        189,637      144,361
                                                          -----------
                                                            4,622,021
                                                          -----------

BULGARIA (0.2%)
Bulgaria, 7.75%, 07/28/24****                    300,000      266,250
Republic of Bulgaria, Series A,
3.00%, 07/28/12****                              150,000      135,188
                                                          -----------
                                                              401,438
                                                          -----------
CANADA (0.1%)
Air Canada, 10.25%, 03/15/11                     325,000      207,594
                                                          -----------
COLOMBIA (0.2%)
Rebublic of Colombia, 10.00%,
01/23/12                                         440,000      434,500
                                                          -----------
CROATIA (0.0%)
Croatia, 6.25%, 07/31/10****                      81,818       80,386
                                                          -----------
DOMINICAN REPUBLIC (0.1%)
Dominican Republic, 9.50%,
09/27/06*                                        190,000      193,800
                                                          -----------
ECUADOR (0.5%)
Republic of Ecuador, 12.00%,
11/15/12                                         450,000      330,345
Republic of Ecuador, 4.00%, 08/15/30           1,080,000      510,635
                                                          -----------
                                                              840,980
                                                          -----------
EGYPT (0.3%)
Arab Republic of Egypt, 8.75%,
07/11/11                                         490,000      475,913
                                                          -----------
GERMANY (3.3%)
Deutschland Republic,
5.63%, 01/04/28                                3,620,000    3,292,690
Treuhananstalt, 7.50%, 09/09/04 2,650,000                   2,566,398
                                                          -----------
                                                            5,859,088
                                                          -----------
ITALY (0.1%)
Buoni Poliennali Del Tesson, 5.25%,
11/01/29 120,000                                              101,373
                                                          -----------

                                Continue

          NATIONWIDE(R) SEPARATE ACCOUNT TRUST

          MAS  NSAT  MULTI  SECTOR  BOND  FUND

STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001  (CONTINUED)

===============================================================
SECURITY DESCRIPTION                     PRINCIPAL     VALUE
===============================================================
SOVEREIGN BONDS (CONTINUED)
IVORY COAST (0.0%)
Ivory Coast, 2.00%, 03/29/18           $   375,000  $    55,415
Ivory Coast, 2.00%, 03/29/18               190,000       29,206
                                                    -----------
                                                         84,621
                                                    -----------

KOREA (0.1%)
Republic of Korea, 8.88%, 04/15/08         190,000      219,526
                                                    -----------

MALAYSIA (0.2%)
Malaysia, 7.50%, 07/15/11                  330,000      342,953
                                                    -----------

MEXICO (2.0%)
United Mexican States, 9.88%,
02/01/10                                   700,000      782,250
United Mexican States, 11.38%,
09/15/16                                 1,060,000    1,306,980
United Mexican States Global
Bonds, 11.50%, 05/15/26                    300,000      382,200
United Mexican States, 8.30%,
08/15/31                                   420,000      412,650
United Mexican States, 8.38%,
01/14/11                                   685,000      710,688
                                                    -----------
                                                      3,594,768
                                                    -----------

MOROCCO (0.3%)
Kingdom of Morocco, R & C A,
7.56%, 01/01/09****                        566,348      502,634
                                                    -----------

NIGERIA (0.1%)
Nigeria Promissory Note, 5.09%,
01/05/10                                   560,000      207,200
                                                    -----------

PANAMA (0.2%)
Republic of Panama, 9.63%,
02/08/11                                   220,000      223,078
Republic of Panama, 9.38%,
04/01/29                                    50,000       52,375
                                                    -----------
                                                        275,453
                                                    -----------

PERU (0.3%)
Republic of Peru, 4.00%, 03/07/17          310,000      220,651
Republic of Peru, 4.50%,
03/07/17****                               460,000      357,467
                                                    -----------
                                                        578,118
                                                    -----------

PHILIPPINES (0.3%)
Republic of Philippines, 9.88%,
01/15/19                                   250,000      237,813
Republic of Philippines 9.88%
03/16/10                                   250,000      258,750
                                                    -----------
                                                        496,563
                                                    -----------

QATAR (0.1%)
State of Qatar, 9.75%, 06/15/30            150,000      172,866
                                                    -----------

RUSSIA (2.0%)
Mashpriboringtorg, 06/22/90*****             2,040        1,370
Russian Federation,
8.25%, 03/31/10                            300,000      261,000
Russian Federation,
8.25%, 03/31/10                            250,000      217,500
Russian Federation,
12.75%, 06/24/28                           900,000      978,750

===============================================================
SECURITY DESCRIPTION                     PRINCIPAL     VALUE
===============================================================
SOVEREIGN BONDS (CONTINUED)

RUSSIA (CONTINUED)
Russian Federation,
2.50%, 03/31/30                        $ 2,400,000  $ 1,393,440
Russian Loan, 0%,
10/25/01                                   182,645      109,359
Russian Raznoexport,
04/26/90*****                               86,947       58,949
Russian Raznoexport,
05/07/90*****                               78,288       52,980
Russian Raznoexport,
07/08/90*****                              176,750      118,352
Russian Raznoexport,
07/22/90*****                              185,750      124,079
Russian Raznoexport,
07/22/90*****                              166,250      111,053
Russian Rosveneshtorg,
12/21/91*****                               54,738       33,882
                                                    -----------
                                                      3,460,714
                                                    -----------

SPAIN (3.8%)
Bonos Y Oblig Del Estado,5.15%
07/30/09                                 7,250,000    6,515,329
Bonos Y Oblig Del Estado, 6.15%,
01/31/13                                   330,000      313,892
                                                    -----------
                                                      6,829,221
                                                    -----------

SWEDEN (0.1%)
Sweden Government, 10.25%,
05/05/03 (SEK)                             900,000       92,471
                                                    -----------

TURKEY (0.1%)
Banque Cent de Tunisie, 8.25%,
09/19/27                                   200,000      186,000
                                                    -----------

UKRAINE (0.1%)
Ukraine Government, 11.00%, 03/15/07       216,200      206,168
                                                    -----------


VENEZUELA (0.3%)
Venezuela Government, 6.25%,
03/31/20                                   230,000      164,535
Venezuela Government, Series A,
7.38%, 12/18/07****                        428,566      303,163
                                                    -----------
                                                        467,698
                                                    -----------
TOTAL SOVEREIGN BONDS                                31,744,814
                                                    -----------

U.S. GOVERNMENT OBLIGATIONS (26.1%)

U.S. TREASURY BILL (8.4%)
2.07%, 02/07/02                         15,000,000   14,975,400
                                                    -----------

U.S. TREASURY NOTES (17.7%)
6.50%, 03/31/02                          2,500,000    2,529,298
6.75%, 05/15/05                         26,500,000   28,812,549
                                                    -----------
                                                     31,341,847
                                                    -----------

TOTAL U.S. GOVERNMENT OBLIGATIONS                    46,317,247
                                                    -----------

                                Continue

            NATIONWIDE(R) SEPARATE ACCOUNT TRUST
            MAS  NSAT  MULTI  SECTOR  BOND  FUND
STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001  (CONTINUED)

=============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
=============================================================
WARRANTS (0.0%)

FOREIGN GOVERNMENT (0.0%)

Republic of Venezuela, 04/15/20          1,150  $          0
                                                -------------
TOTAL WARRANTS                                             0
                                                -------------

-------------------------------------------------------------
SECURITY DESCRIPTION                 PRINCIPAL      VALUE
-------------------------------------------------------------
REPURCHASE AGREEMENT (2.5%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by Freddie Mac Securities) $4,497,243              4,497,243
                                                -------------

TOTAL REPURCHASE AGREEMENT                         4,497,243
                                                -------------

TOTAL INVESTMENTS
(COST $200,142,468) (a) - (109.6%)               194,383,858

LIABILITIES IN EXCESS
OF OTHER ASSETS - (-9.6%)                        (17,060,201)
                                                -------------
NET ASSETS - (100.0%)                           $177,323,657
                                                =============

(a)  Represents cost for financial reporting
     purposes and differs from value by
     unrealized appreciation (depreciation)
     of securities as follows:
       Unrealized appreciation         $  4,093,377
       Unrealized depreciation           (9,851,987)
                                       -------------
       Net unrealized depreciation     $ (5,758,610)
                                       =============
     Aggregate cost for federal income tax purposes
     is substantially the same.
(b)  Denotes a non-income producing security.
(c)  Investment in affiliate.
*     Represents a restricted security acquired and eligible
      for resale under Rule 144A, which limits the resale to certain qualified buyers.
**       Mortgage Dollar Rolls
***      Segregated as collateral for mortgage dollar rolls.
**** Variable Rate security. The rate reflected in the Statement of Investments is the rate reflected in effect on December 31, 2001.
*****    Security in default.
C-Bond   Capitalization Bond
(JPY)    Principal amount denominated in Japanese Yen
(SEK)    Principal amount denominated in Swedish Kroner
TBATo    Be Announced

AT DECEMBER 31, 2001, THE FUND'S OPEN FORWARD FOREIGN CURRENCY CONTRACTS WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------
                                                                          UNREALIZED
                                    DELIVERY   CONTRACT      MARKET      APPRECIATION/
CURRENCY                              DATE       VALUE        VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------------
SHORT CONTRACT:
Japanese Yen                         2/04/02  $   985,222  $   917,233  $       67,989
                                              -----------  -----------  ---------------
TOTAL SHORT CONTRACTS                         $   985,222  $   917,233  $       67,989
                                              ===========  ===========  ===============
LONG CONTRACTS:
Australian Dollar                    1/10/02  $ 1,320,575  $ 1,337,711  $       17,136
British Pound                        2/27/02    1,170,585    1,182,142          11,557
Canadian Dollar                      3/05/02    7,432,282    7,345,819         (86,463)
Euro                                 2/27/02    6,604,488    6,608,556           4,068
                                              -----------  -----------  ---------------
TOTAL LONG CONTRACTS                          $16,527,930  $16,474,228  $      (53,702)
                                              ===========  ===========  ===============

See notes to financial statements.

              NATIONWIDE(R) SEPARATE ACCOUNT TRUST

               NATIONWIDE SMALL CAP VALUE FUND

          STATEMENT OF INVESTMENTS DECEMBER 31, 2001

===================================================================
SECURITY DESCRIPTION                           SHARES      VALUE
===================================================================

COMMON STOCKS (91.4%)

ADVERTISING AGENCIES (0.5%)
R. H. Donnelley Corp. (b)                       69,800  $ 2,027,690
Ventiv Health, Inc. (b)                        327,900    1,200,114
                                                        -----------
                                                          3,227,804
                                                        -----------

AEROSPACE / DEFENSE (1.1%)
Alliant Techsystems, Inc. (b)                   29,900    2,308,280
BE Aerospace, Inc. (b)                         325,500    2,984,835
Teledyne Technologies, Inc. (b)                145,600    2,371,824
                                                        -----------
                                                          7,664,939
                                                        -----------
AGRICULTURAL OPERATIONS (0.3%)
Bunge Ltd.                                     104,300    2,428,104
                                                        -----------

AIR TRANSPORT (0.5%)
SkyWest, Inc.                                  129,200    3,288,140
                                                        -----------

AUTO PARTS / AFTER MARKET (0.3%)
Superior Industries International, Inc.         46,400    1,867,600
                                                        -----------

AUTO PARTS / ORIGINAL EQUIPMENT (1.7%)
American Axle & Manufacturing
Holdings, Inc. (b)                             156,500    3,345,970
Dana Corp.                                     184,300    2,558,084
Visteon Corp.                                  389,400    5,856,576
                                                        -----------
                                                         11,760,630
                                                        -----------

BANKS: OUTSIDE NEW YORK CITY (1.5%)
Commerce Bancorp, Inc.                          92,800    3,650,752
Community First Bankshares, Inc.               137,800    3,540,082
Hudson United Bancorp                          121,600    3,489,920
                                                        -----------
                                                         10,680,754
                                                        -----------

BEVERAGES / SOFT DRINK (0.3%)
PepsiAmericas, Inc.                            138,800    1,915,440
                                                        -----------

BIOTECHNOLOGICAL RESEARCH & PRODUCTION (0.2%)
Quintiles Transnational Corp. (b)               80,900    1,298,445
                                                        -----------

BUILDING / AIR CONDITIONING (0.6%)
York International Corp.                       116,300    4,434,519
                                                        -----------

BUSINESS SERVICES (1.4%)
3COM Corp. (b)                                 178,000    1,135,640
Acxiom Corp. (b)                               197,900    3,457,313
DiamondCluster International, Inc. (b)          36,700      480,770
IKON Office Solutions, Inc.                     79,300      927,017
Kforce.com, Inc. (b)                           142,400      895,696
Pittston Brink's Group                         143,100    3,162,510
                                                        -----------
                                                         10,058,946
                                                        -----------

CHEMICALS (3.0%)
Agrium, Inc.                                   392,990    4,165,694
Crompton Corp.                                 227,500    2,047,500
Georgia Gulf Corp.                             133,900    2,477,150
Great Lakes Chemical Corp.                      28,100      682,268
IMC Global, Inc.                               262,100    3,407,300
Methanex Corp. (b)                             253,045    1,401,869
PolyOne Corp.                                  425,800    4,172,840
Solutia, Inc.                                  186,900    2,620,338
                                                        -----------
                                                         20,974,959
                                                        -----------

-------------------------------------------------------------------
SECURITY DESCRIPTION                           SHARES      VALUE
-------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

COMMUNICATION EQUIPMENT (0.4%)
Avid Technology, Inc. (b)                      137,500  $ 1,670,625
Handspring, Inc. (b)                           155,300    1,046,722
                                                        -----------
                                                          2,717,347
                                                        -----------

COMMUNICATIONS TECHNOLOGY (1.7%)
Avaya, Inc. (b)                                121,100    1,471,365
Harmonic, Inc. (b)                             250,700    3,013,414
Harris Corp.                                    88,800    2,709,288
Loral Space &
Communications Ltd. (b)                        531,700    1,589,783
Mediacom Communications Corp. (b)168,400                  3,074,984
                                                        -----------
                                                         11,858,834
                                                        -----------

COMPUTER EQUIPMENT (2.0%)
Riverstone Networks, Inc. (b)                        2           33
SONICblue, Inc. (b) 1,188,100                             4,799,924
Symbol Technologies, Inc.                      347,500    5,518,300
Take-Two Interactive
Software, Inc. (b)                             228,700    3,698,079
Technology Solutions Co. (b)                    12,000       26,640
                                                        -----------
                                                         14,042,976
                                                        -----------

COMPUTER SERVICES / SOFTWARE & SYSTEMS (6.4%)
Computer Network
Technology Corp. (b)                           119,600    2,127,684
Compuware Corp. (b)                            178,000    2,098,620
EarthLink, Inc. (b)                            257,400    3,132,558
Gartner Group, Inc. Class A (b)                193,400    2,260,846
HNC Software, Inc. (b)                         100,500    2,070,300
i2 Technologies, Inc. (b)                      383,400    3,028,860
Infocus Corp. (b)                              236,100    5,198,922
IONA Technologies PLC- ADR (b)                 121,500    2,466,450
Keynote Systems, Inc. (b)                       16,700      156,145
Manugistics Group, Inc. (b)                     43,900      925,412
MCSi, Inc. (b)                                 272,700    6,394,815
Mentor Graphics Corp. (b)                      135,900    3,203,163
Midway Games, Inc. (b)                         264,800    3,974,648
Parametric Technology Corp. (b)                584,600    4,565,726
Quovadx, Inc. (b)                              211,500    1,935,225
Silicon Graphics, Inc. (b)                     442,900      930,090
                                                        -----------
                                                         44,469,464
                                                        -----------

CONSTRUCTION & BUILDING MATERIALS (2.2%)
DuPont Photomasks, Inc. (b)                     70,600    3,067,570
Dycom Industries, Inc. (b)                     192,400    3,215,004
Foster Wheeler Ltd.                            354,500    1,807,950
Insituform Technologies, Inc.
Class A (b)                                     17,620      450,720
Jacobs Engineering Group, Inc. (b)              52,600    3,471,600
Terex Corp. (b)                                173,700    3,046,698
                                                        -----------
                                                         15,059,542
                                                        -----------

CONSUMER PRODUCTS (2.2%)
Fleming Cos., Inc.                             384,300    7,109,550
International Flavors &
Fragrances, Inc.                               114,800    3,410,708
Service Corp. International (b)                724,200    3,613,758
Stewart Enterprises, Inc. Class A (b)          227,500
                                                          1,362,725
                                                        -----------
                                                         15,496,741
                                                        -----------

               NATIONWIDE(R) SEPARATE ACCOUNT TRUST

               NATIONWIDE  SMALL  CAP  VALUE  FUND

   STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001  (CONTINUED)

======================================================================
SECURITY DESCRIPTION                              SHARES      VALUE
======================================================================
COMMON STOCKS (CONTINUED)
CONTAINERS / PAPER & PLASTIC (1.0%)
Ball Corp.                                         38,300  $ 2,707,810
Intertape Polymer Group Inc. (b)                  237,800    1,973,740
Temple-Inland, Inc.                                35,800    2,030,934
                                                           -----------
                                                             6,712,484
                                                           -----------
DATA PROCESSING - MANAGEMENT (0.5%)
Ascential Software Corp. (b)                      836,750    3,388,838
                                                           -----------
DIVERSIFIED MANUFACTURING OPERATIONS (0.3%)
Trinity Industries, Inc.                           85,200    2,314,884
                                                           -----------
DRUGS AND PHARMACEUTICALS (1.3%)
Alpharma, Inc. Class A                            177,200    4,686,940
PDI, Inc. (b)                                     196,700    4,390,344
                                                           -----------
                                                             9,077,284
                                                           -----------
EDUCATIONAL SERVICES (0.4%)
Modis Professional Services, Inc. (b)             352,041    2,513,573
                                                           -----------
ELECTRIC & ELECTRONIC EQUIPMENT (4.0%)
Allen Telecom, Inc. (b)                           365,400    3,105,900
APW Ltd. (b)                                      871,100    1,454,737
Artesyn Technologies, Inc. (b)                    466,800    4,345,908
Credence Systems Corp. (b)                        128,800    2,391,816
CTS Corp.                                         395,400    6,286,860
Lam Research Corp. (b)                            111,900    2,598,318
Trimble Navigation Ltd. (b)                       351,900    5,704,299
UCAR International, Inc. (b)                      212,800    2,276,960
                                                           -----------
                                                            28,164,798
                                                           -----------
ELECTRONICS (0.4%)
Montana Power Co. (b)                             391,000    2,248,250
TriQuint Semiconductor, Inc. (b)                   61,000      747,860
                                                           -----------
                                                             2,996,110
                                                           -----------
ELECTRONICS: SEMI-CONDUCTORS / COMPONENTS (1.9%)
Actel Corp. (b)                                   182,800    3,639,548
Alliance Semiconductor Corp. (b)                   32,600      393,808
Conexant Systems, Inc. (b)                        109,300    1,569,548
Cree, Inc. (b)                                     79,200    2,333,232
Cypress Semiconductor Corp. (b)                   115,800    2,307,894
FEI Co. (b)                                        63,100    1,988,281
Varian Semiconductor Equipment
Associates, Inc. (b)                               28,900      999,651
                                                           -----------
                                                            13,231,962
                                                           -----------
ENERGY (2.5%)
Arch Coal, Inc.                                   284,600    6,460,420
Massey Energy Co.                                 348,300    7,220,259
Trico Marine Services, Inc. (b)                   466,700    3,523,585
                                                           -----------
                                                            17,204,264
                                                           -----------
FINANCIAL (1.8%)
Affiliated Managers Group, Inc. (b)                43,100    3,037,688
Downey Financial Corp.                             79,400    3,275,250
Knight Trading Group, Inc. (b)                    322,300    3,551,746
LandAmerica Financial Group, Inc.                  95,900    2,752,330
                                                           -----------
                                                            12,617,014
                                                           -----------
FINANCIAL / SMALL LOAN (0.3%)
AmeriCredit Corp. (b)                              68,900    2,173,795
                                                           -----------

----------------------------------------------------------------------
SECURITY DESCRIPTION                              SHARES      VALUE
----------------------------------------------------------------------

COMMON STOCKS (CONTINUED)

FINANCIAL DATA PROCESSING SERVICES (0.3%)
eFunds Corp. (b)                                  132,200  $ 1,817,750
                                                           -----------

FINANCIAL SERVICES (0.9%)

City National Corp.                                71,800    3,363,830
Webster Financial Corp.                            89,000    2,806,170
                                                           -----------
                                                             6,170,000
                                                           -----------

FOODS (1.0%)
Hormel Foods Corp.                                107,000    2,875,090
Tyson Foods, Inc. Class A                         336,800    3,890,040
                                                           -----------
                                                             6,765,130
                                                           -----------

HEALTHCARE (4.1%)
American Pharmaceutical Partners (b)               36,000      748,800
Bausch & Lomb, Inc.                               148,450    5,590,627
Cephalon, Inc. (b)                                 28,700    2,169,290
Covance, Inc. (b)                                 166,500    3,779,550
ICN Pharmaceuticals, Inc.                         224,000    7,504,000
MedQuist, Inc. (b)                                 70,600    2,065,050
Trigon Healthcare, Inc. (b)                        36,563    2,539,300
Watson Pharmaceutical, Inc. (b)                   124,700    3,914,333
                                                            28,310,950
                                                           -----------

HEALTHCARE MANAGEMENT SERVICES (0.9%)
Beverly Enterprises, Inc. (b)                     348,700    2,998,820
Caremark Rx, Inc. (b)                             184,700    3,012,457
                                                             6,011,277
                                                           -----------

IDENTIFICATION CONTROL & FILTER DEVICES (0.8%)
Flowserve Corp. (b)                               112,400    2,990,964
Hubbell, Inc. Class B                              83,200    2,444,416
                                                           -----------
                                                             5,435,380
                                                           -----------

INSURANCE / PROPERTY & CASUALTY (0.3%)
Everest Re Group Ltd.                              34,400    2,432,080
                                                           -----------

INSURANCE: MULTI - LINE (0.6%)
Reinsurance Group of America, Inc.                 42,200    1,404,416
StanCorp Financial Group, Inc.                     65,100    3,075,975
                                                           -----------
                                                             4,480,391
                                                           -----------

INTERNET BROKERS (0.7%)
Ameritrade Holding
Corp. Class A (b)                                 203,200    1,202,944
E*TRADE Group, Inc. (b)                           376,700    3,861,175
                                                           -----------
                                                             5,064,119
                                                           -----------

LEISURE (1.0%)
Intrawest Corp.                                   128,900    2,255,750
Six Flags, Inc. (b)                               217,300    3,342,074
WMS Industries, Inc. (b)                           52,600    1,052,000
                                                           -----------
                                                             6,649,824
                                                           -----------

MACHINERY (2.2%)
AGCO Corp.                                        246,100    3,883,458
Intermagnetics General Corp. (b)                   71,300    1,846,670
Joy Global, Inc. (b)                              348,500    5,854,800
Mattson Technology, Inc. (b)                      465,800    4,103,698
                                                           -----------
                                                            15,688,626
                                                           -----------

                                Continue

            NATIONWIDE(R) SEPARATE ACCOUNT TRUST

            NATIONWIDE  SMALL  CAP  VALUE  FUND

STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001  (CONTINUED)

======================================================================
SECURITY DESCRIPTION                              SHARES      VALUE
======================================================================

COMMON STOCKS (CONTINUED)
MACHINERY / ENGINES (0.4%)
Cummins, Inc.                                      67,900  $ 2,616,866
                                                           -----------
MACHINERY / INDUSTRIAL / SPECIALTY (0.3%)
Ingersoll-Rand Co.                                 53,600    2,241,016
                                                           -----------
MACHINERY / OIL WELL EQUIPMENT & SERVICES (1.1%)
Key Energy Services, Inc. (b)                     865,200    7,959,840
                                                           -----------
MANUFACTURING / CONSUMER GOODS (0.4%)
U.S. Industries, Inc. 1,132,800                              2,899,968
                                                           -----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (0.9%)
Cooper Co., Inc.                                   63,100    3,153,738
Owens & Minor, Inc.                               186,600    3,452,100
                                                           -----------
                                                             6,605,838
                                                           -----------
MEDICAL INFORMATION SYSTEMS (0.6%)

NDCHealth Corp.                                    88,000    3,040,400
WebMD Corp. (b)                                   145,400    1,026,524
                                                           -----------
                                                             4,066,924
                                                           -----------
METAL PROCESSORS (0.2%)
Wolverine Tube, Inc. (b)                          116,600    1,323,410
                                                           -----------
OIL & GAS (5.5%)
Chesapeake Energy Corp. (b)                       381,400    2,521,054
Core Laboratories N.V. (b)                         37,300      522,946
Global Industries Ltd. (b)                        328,700    2,925,430
Grant Prideco, Inc. (b)                           326,500    3,754,750
Horizon Offshore, Inc. (b)                        183,800    1,385,852
National-Oilwell, Inc. (b)                        106,100    2,186,721
Parker Drilling Co. (b)                           979,500    3,614,355
Patterson-UTI Energy, Inc. (b)                    285,900    6,664,329
Petroleum Geo-Services
ASA-ADR (b)                                       449,500    3,578,020
Pride International, Inc. (b)                     217,100    3,278,210
Sunoco, Inc.                                      130,800    4,884,072
Veritas DGC Inc. (b)                              175,900    3,254,150
                                                           -----------
                                                            38,569,889
                                                           -----------

OIL / CRUDE PRODUCERS (0.3%)
Newfield Exploration Co. (b)                       51,700    1,835,867
                                                           -----------

PAINTS & COATINGS (0.9%)

Fuller (H. B.) Co.                                105,200    3,026,604
Valspar Corp.                                      74,600    2,954,160
                                                           -----------
                                                             5,980,764
                                                           -----------
PAPER (0.5%)

Bowater, Inc.                                      29,700    1,416,690
Louisiana-Pacific Corp.                           262,800    2,218,032
                                                           -----------
                                                             3,634,722
                                                           -----------
PRODUCTION TECHNOLOGY EQUIPMENT (0.4%)

ATMI, Inc. (b)                                    113,300    2,702,205
                                                           -----------

PUBLISHING / MISCELLANEOUS (1.1%)

Donnelley (R.R.) & Sons Co.                        68,900    2,045,641
Lee Enterprises, Inc.                              69,200    2,516,804
Readers Digest Association, Inc.                  132,300    3,053,484
                                                           -----------
                                                             7,615,929
                                                           -----------

======================================================================
SECURITY DESCRIPTION                              SHARES      VALUE
======================================================================

COMMON STOCKS (CONTINUED)

RAILROAD EQUIPMENT (0.3%)
Wabtec Corp.                                      191,700  $ 2,357,910
                                                           -----------

RAW MATERIALS (0.4%)
RPM, Inc.                                         173,200    2,504,472
                                                           -----------

REAL ESTATE (0.2%)
Jones Lang Lasalle, Inc. (b)                       81,600    1,472,880
                                                           -----------

REAL ESTATE INVESTMENT TRUSTS (2.8%)
Anthracite Capital, Inc.                          134,800    1,481,452
Arden Realty, Inc.                                 99,500    2,636,750
Camden Property Trust                              89,000    3,266,300
CBL & Associates Properties, Inc.                  74,600    2,349,900
FBR Asset Investment Corp.                        114,800    3,225,880
Liberty Property Trust                            125,300    3,740,205
Mack-Cali Realty Corp.                            100,500    3,117,510
                                                           -----------
                                                            19,817,997
                                                           -----------

RECREATIONAL VEHICLES & BOATS (0.2%)
Fleetwood Enterprises, Inc.                       139,300    1,578,269
                                                           -----------

RENTAL & LEASING SERVICES / COMMERCIAL (0.3%)
United Rentals, Inc. (b)                           80,100    1,818,270
                                                           -----------

RESTAURANTS (0.7%)
CEC Entertainment, Inc. (b)                        47,200    2,048,008
Darden Restaurants, Inc.                           79,400    2,810,760
                                                           -----------
                                                             4,858,768
                                                           -----------

RETAIL (6.8%)
Abercrombie & Fitch Co. (b)                       125,600    3,332,168
American Eagle Outfitters Ltd. (b)                 57,000    1,491,690
AnnTaylor Stores Corp. (b)                         75,300    2,635,500
AutoNation, Inc. (b)                              208,600    2,572,038
Barnes & Noble, Inc. (b)                          271,400    8,033,439
Circuit City Stores-Circuit City Group             78,300    2,031,885
Family Dollar Stores, Inc.                         95,700    2,869,086
Finlay Enterprises, Inc. (b)                       39,300      326,583
Foot Locker, Inc. (b)                             170,300    2,665,195
Footstar, Inc. (b)                                 96,400    3,017,320
J.C. Penney Co., Inc.                              91,600    2,464,040
Linen 'n Things, Inc. (b)                         167,600    4,273,800
Officemax, Inc. (b)                               796,400    3,583,800
Pacific Sunwear of California, Inc. (b)            96,100    1,962,362
Pier 1 Imports, Inc.                              120,800    2,094,672
Quiksilver, Inc. (b)                               85,100    1,463,720
Skechers U.S.A., Inc. (b)                          21,700      317,254
Tommy Hilfiger Corp. (b)                          193,500    2,660,625
Vans, Inc. (b)                                      7,400       94,276
                                                           -----------
                                                            47,889,453
                                                           -----------

RETAIL / FOOD & DRUG (0.5%)
Supervalue, Inc.                                  134,900    2,983,988
Winn-Dixie Stores, Inc.                            29,700      423,225
                                                           -----------
                                                             3,407,213
                                                           -----------

SECURITIES BROKERAGE & SERVICES (0.4%)

American Capital Strategies Ltd.                  108,100    3,064,635
                                                           -----------
SERVICES: COMMERCIAL (0.4%)
Pennzoil-Quaker State Co.                         200,000    2,890,000
                                                           -----------

                                Continued

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        NATIONWIDE SMALL CAP VALUE FUND

             STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

============================================================================
SECURITY DESCRIPTION                                SHARES         VALUE
============================================================================
COMMON STOCKS (CONTINUED)
STEEL (0.7%)
Carpenter Technology Corp.                             75,000  $  1,996,500
Maverick Tube Corp. (b)                               213,800     2,768,710

NS Group, Inc. (b)                                      1,100         8,228
USX-U.S. Steel Group                                   25,400       459,994
                                                               -------------
                                                                  5,233,432
                                                               -------------
SURGICAL & MEDICAL INSTRUMENTS (0.4%)

Lumenis Ltd. (b)                                      124,800     2,458,560
                                                               -------------
TECHNOLOGY (1.8%)
Art Technology Group, Inc. (b) 1,142,600                          3,976,248
Citizens Communications Co. (b)                       230,500     2,457,130
Forrester Research, Inc. (b)                           89,100     1,794,474
KPMG Consulting, Inc. (b)                             242,700     4,021,539
                                                               -------------
                                                                 12,249,391
                                                               -------------
TELECOMMUNICATIONS / SERVICES & EQUIPMENT (2.6%)
AirGate PCS, Inc. (b)                                  48,800     2,222,840
Arris Group, Inc (b)                                  570,500     5,568,080
Intervoice, Inc. (b)                                  112,900     1,445,120
Lightbridge, Inc. (b)                                  79,000       959,850

MasTec, Inc. (b)                                      541,900     3,766,205
Scientific-Atlanta, Inc.                              173,100     4,144,014
                                                               -------------
                                                                 18,106,109
                                                               -------------

TEXTILES (0.2%)
WestPoint Stevens, Inc.                               472,100     1,156,645
                                                               -------------

TEXTILES / APPAREL MANUFACTURING (0.3%)

Phillips-Van Heusen Corp.                              18,200       198,380
Russell Corp.                                         114,500     1,718,645
                                                               -------------
                                                                  1,917,025
                                                               -------------
TOYS & GAMES (0.4%)
Mattel, Inc.                                          175,100     3,011,720
                                                               -------------

TRANSPORTATION (2.1%)
Atlas Air, Inc. (b)                                   217,200     3,181,980
CP Ships Ltd. (b)                                     334,600     3,633,756
Genesee & Wyoming, Inc. (b)                            58,400     1,906,760
Stolt-Nielsen-ADR                                     293,040     4,568,494
Yellow Corp. (b)                                       54,800     1,375,480
                                                               -------------
                                                                 14,666,470
                                                               -------------
TRANSPORTATION / MISCELLANEOUS (0.8%)
Tidewater, Inc.                                       154,400     5,234,160
                                                               -------------
UTILITIES - ELECTRIC (1.8%)
Calpine Corp. (b)                                     262,500     4,407,375
Idacorp, Inc.                                          82,000     3,329,200
NSTAR                                                  60,300     2,704,455
Wisconsin Energy Corp.                                 99,500     2,244,720
                                                               -------------
                                                                 12,685,750
                                                               -------------
UTILITIES / GAS DISTRIBUTORS (1.0%)
New Jersey Resources Corp.                             51,700     2,419,560
Questar Corp.                                         120,600     3,021,030
WGL Holdings, Inc.                                     57,400     1,668,618
                                                               -------------
                                                                  7,109,208
                                                               -------------

============================================================================
SECURITY DESCRIPTION                                SHARES         VALUE
============================================================================
COMMON STOCKS (CONTINUED)
UTILITIES / WATER (0.2%)
American States Water Co.                              37,400  $  1,307,130
                                                               -------------

TOTAL COMMON STOCKS                                             637,314,422
                                                               -------------

============================================================================
SECURITY DESCRIPTION                               PRINCIPAL        VALUE
============================================================================

REPURCHASE AGREEMENT (10.2%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collaterized by
RFM Securities,
GNMA Securities,
Freddie Mac Securities)                           $71,441,860    71,441,860
                                                               -------------
TOTAL REPURCHASE AGREEMENT                                       71,441,860
                                                               -------------

TOTAL INVESTMENTS
(COST $713,168,528) (a) - (101.6%)                              708,756,282
LIABILITIES IN EXCESS
OF OTHER ASSETS - (-1.6%)                                       (10,895,936)
                                                               -------------
TOTAL NET ASSETS - (100.0%)                                    $697,860,346
                                                               =============

----------------------------------------------------------------------------
(a)  Cost for federal income tax is
     $718,809,697 and differs from cost basis
     for financial reporting purposes by the
     amount of losses recognized for
     financial reporting purposes in excess
     of federal income tax reporting of
     approximately $5,641,169. Net unrealized
     appreciation (depreciation) of
     securities as follows:
         Unrealized appreciation         $ 56,097,166
         Unrealized depreciation          (66,150,581)
                                         -------------
         Net unrealized depreciation     $(10,053,415)
                                         =============
(b)  Denotes a non-income producing security.
ADR             American Depositary Receipt
GNMA            Government National Mortgage Association
RFM             Residential Funding Mortgage

See notes to financial statements.

                             Continued

             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

             NATIONWIDE SMALL CAP GROWTH FUND

        STATEMENT OF INVESTMENTS DECEMBER 31, 2001

==============================================================
SECURITY DESCRIPTION                      SHARES      VALUE
==============================================================

COMMON STOCKS (80.0%)
ADVERTISING SERVICES (0.7%)
Getty Images, Inc. (b)                     45,300  $ 1,040,994
                                                   -----------

AEROSPACE / DEFENSE (1.5%)
DRS Technologies, Inc. (b)                 12,900      459,885
Engineered Support Systems, Inc.           16,500      564,465
The Titan Corp. (b)                        43,000    1,072,850
                                                   -----------
                                                     2,097,200
                                                   -----------

AUDIO/VIDEO PRODUCTS (0.3%)
Polycom, Inc. (b)                          13,800      470,166
                                                   -----------

AUTO PARTS & EQUIPMENT (1.1%)
O'Reilly Automotive, Inc. (b)              43,700    1,593,739
                                                   -----------

BIOTECHNOLOGY (2.7%)
Affymetrix, Inc. (b)                       48,060    1,814,265
Charles River Laboratories
International, Inc. (b)                    16,100      539,028
Integra LifeSciences Holdings (b)          26,500      698,010
Intermune, Inc. (b)                        10,900      536,934
Novavax, Inc. (b)                          21,700      305,970
                                                   -----------
                                                     3,894,207
                                                   -----------

BROADCAST MEDIA (1.0%)
Crown Media Holdings, Inc. (b)             99,800    1,126,742
Emmis Communications Corp. (b)             15,300      361,692
                                                   -----------
                                                     1,488,434
                                                   -----------

CAPITAL GOODS (0.5%)
PerkinElmer, Inc.                          22,431      785,534
                                                   -----------

CASINOS & GAMBLING (1.1%)
Alliance Gaming Corp. (b)                  24,900      731,811
MTR Gaming Group, Inc. (b)                 23,900      382,400
Scientific Games Corp. (b)                  3,900       34,125
Shuffle Master, Inc. (b)                   25,900      405,853
                                                   -----------
                                                     1,554,189
                                                   -----------

CHEMICALS (0.9%)
Cabot Microelectronics Corp. (b)           12,100      958,925
Sigma-Aldrich Corp.                         6,800      267,988
                                                   -----------
                                                     1,226,913
                                                   -----------

COMMERCIAL SERVICES (3.6%)
Catalina Marketing Corp. (b)               27,000      936,900
Coinstar, Inc. (b)                         38,600      965,000
Cornell Corrections, Inc. (b)              19,900      351,235
Education Management Corp. (b)             16,100      583,625
Euronet Worldwide, Inc. (b)                31,800      575,580
Hooper Holmes, Inc.                        28,400      254,180
MemberWorks, Inc. (b)                     105,700    1,480,857
                                                   -----------
                                                     5,147,377
                                                   -----------

COMPUTER SOFTWARE & SERVICES (8.0%)
Activision, Inc. (b)                       16,500      429,165
Advent Software, Inc. (b)                   6,600      329,670
Answerthink, Inc. (b)                      23,700      154,761
Borland Software Corp. (b)                 26,500      414,990
Citrix Systems, Inc. (b)                   29,800      675,268
Concurrent Computer Corp. (b)              19,900      295,515
Digital Insight Corp. (b)                  45,200    1,010,671
EarthLink, Inc. (b)                        50,200      610,934

==============================================================
SECURITY DESCRIPTION                      SHARES      VALUE
==============================================================
COMMON STOCKS (CONTINUED)

COMPUTER SOFTWARE & SERVICES (CONTINUED)

EPIQ Systems, Inc. (b)                      4,050  $    78,368
FactSet Research Systems, Inc.             18,200      636,090
IONA Technologies PLC - ADR (b)            15,700      318,710
Lantronix, Inc. (b)                       118,200      747,024
MCSI, Inc. (b)                             18,800      440,860
NetIQ Corp. (b)                            14,000      493,640
OPNET Technologies, Inc. (b)               41,100      592,251
OTG Software, Inc. (b)                     31,100      311,000
Precise Software Solutions Ltd. (b)        51,100    1,055,725
ProBusiness Services, Inc. (b)             22,100      415,480
Stellent, Inc. (b)                         10,300      304,468
TALX, Corp.                                21,220      530,076
Tier Technologies, Inc. (b)                14,300      308,308
Transaction Systems
Architects, Inc. (b)                       38,600      473,236
Viewpoint Corp. (b)                        50,700      345,267
Witness Systems, Inc. (b)                  34,700      462,204
                                                   -----------
                                                    11,433,681
                                                   -----------
CONSTRUCTION & HOUSING (0.3%)
Clayton Homes, Inc.                        28,800      492,480
                                                   -----------
CONSUMER PRODUCTS (0.4%)
Oakley, Inc. (b)                           37,700      613,002
                                                   -----------
CONSUMER SERVICES (2.0%)
Gtech Holdings Corp. (b)                    8,600      389,494
MAXIMUS, Inc. (b)                          31,200    1,312,272
SkillSoft Corp. (b)                        19,300      500,256
Stewart Enterprises, Inc. (b)              54,100      324,059
Weight Watchers International, Inc. (b)    11,000      372,020
                                                   -----------
                                                     2,898,101
                                                   -----------

DATA PROCESSING SERVICES (2.0%)
Acxiom Corp. (b)                           56,200      981,814
Alliance Data Systems Corp. (b)            51,700      990,055
Ascential Software Corp. (b)               77,900      315,495
The InterCept Group, Inc. (b)              15,200      621,680
                                                   -----------
                                                     2,909,044
                                                   -----------

DIRECT MARKETING (0.1%)
Provell, Inc. (b)                          52,800       86,592
                                                   -----------

EDUCATION (1.2%)
ITT Educational Services, Inc. (b)         29,100    1,072,917
PLATO Learning, Inc. (b)                   30,133      500,509
Princeton Review, Inc. (b)                 23,700      181,305
                                                   -----------
                                                     1,754,731
                                                   -----------

ELECTRONIC DESIGN AUTOMATION (0.6%)
Nassda Corp. (b)                            4,500      101,205
Simplex Solutions, Inc. (b)                16,100      266,455
Verisity Ltd. (b)                          24,000      454,800
                                                   -----------
                                                       822,460
                                                   -----------

ELECTRONICS (5.2%)
Artisan Components, Inc. (b)              101,600    1,605,279
Credence Systems Corp. (b)                 13,600      252,552
Cree, Inc. (b)                             36,700    1,081,182
Gentex Corp. (b)                           28,000      748,440
Invision Technologies, Inc. (b)             9,000      268,110

                         Continued

             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

              NATIONWIDE SMALL CAP GROWTH FUND

  STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

===========================================================
SECURITY DESCRIPTION                    SHARES    VALUE
===========================================================

COMMON STOCKS (CONTINUED)

ELECTRONICS (CONTINUED)
Kopin Corp. (b)                         12,000     168,000
Lam Research Corp. (b)                  22,700     527,094
LTX Corp. (b)                           15,600     326,664
Mettler Toledo International, Inc. (b)   8,500     440,725
Microsemi Corp. (b)                     14,200     421,740
OSI Systems, Inc. (b)                   37,700     687,648
Pemstar, Inc. (b)                       28,700     344,400
Photon Dynamics, Inc. (b)               14,200     648,230
                                                ----------
                                                 7,520,064
                                                ----------

ENTERTAINMENT (0.5%)
BAM! Entertainment, Inc. (b)            53,300     442,923
Macrovision Corp. (b)                    8,600     302,892
                                                ----------
                                                   745,815
                                                ----------

ENTERTAINMENT SOFTWARE (0.8%)
Acclaim Entertainment, Inc. (b)         60,400     320,120
Take-Two Interactive
Software, Inc. (b)                      55,400     895,818
                                                ----------
                                                 1,215,938
                                                ----------

ENVIRONMENTAL (0.3%)
Stericycle, Inc. (b)                     6,100     371,368
                                                ----------

FINANCIAL (3.7%)
Affiliated Managers Group, Inc. (b)      5,100     359,448
Arthur J. Gallagher & Co.               17,600     607,024
Boston Private Financial
Holdings, Inc.                          29,700     655,479
Commerce Bancorp, Inc.                   5,000     196,700
Doral Financial Corp.                   10,000     312,100
Financial Federal Corp. (b)             31,900     996,875
HCC Insurance Holdings, Inc.            30,600     843,030
Investment Technology Group, Inc. (b)    5,700     222,699
Max Re Capital Ltd.                     24,300     380,538
Medallion Financial Corp.               46,100     364,190
RenaissanceRe Holdings Ltd.              3,700     352,980
                                                ----------
                                                 5,291,063
                                                ----------

FOOD & BEVERAGE (2.1%)
American Italian Pasta Co. (b)          34,700   1,458,441
Constellation Brands, Inc. (b)           9,400     402,790
Cott Corp. (b)                          24,200     384,780
Dean Foods Co. (b)                       5,400     368,280
Smithfield Foods, Inc. (b)              15,400     339,416
                                                ----------
                                                 2,953,707
                                                ----------

HEALTHCARE PRODUCTS (3.7%)
American Medical Systems
Holdings, Inc. (b)                      68,100   1,408,989
Cephalon, Inc. (b)                       9,100     687,824
Cepheid, Inc. (b)                       72,300     303,660
Cytyc Corp. (b)                         24,400     636,840
Endocare, Inc. (b)                      29,300     525,349
Med-Design Corp. (b)                    14,300     281,710
Option Care, Inc. (b)                   15,600     304,980
Pharmacyclics, Inc. (b)                  3,000      29,820
PSS World Medical, Inc. (b)             32,900     268,464
Viasys Healthcare, Inc. (b)             23,100     466,851
Wright Medical Group, Inc. (b)          25,200     451,080
                                                ----------
                                                 5,365,567
                                                ----------

===========================================================
SECURITY DESCRIPTION                    SHARES    VALUE
===========================================================


COMMON STOCKS (CONTINUED)

HEALTHCARE SERVICES (4.1%)
Accredo Health, Inc. (b)                11,400  $  452,580
AMN Healthcare Services, Inc. (b)        8,100     221,940
Apria Healthcare Group, Inc. (b)        31,300     782,187
BioReliance Corp. (b)                   23,100     659,043
Covance, Inc. (b)                        9,000     204,300
Davita, Inc. (b)                        12,400     303,180
DIANON Systems, Inc. (b)                13,400     814,720
LifePoint Hospitals, Inc. (b)           16,400     558,256
Lincare Holdings, Inc. (b)              16,900     484,185
Medcath Corp. (b)                       18,700     313,786
Province Healthcare Co. (b)             21,200     654,232
Select Medical Corp. (b)                28,900     464,712
                                                ----------
                                                 5,913,121
                                                ----------

HEAVY INDUSTRY / TRANSPORTATION (0.4%)
The Shaw Group, Inc. (b)                22,700     533,450
                                                ----------

HOSPITALS (0.4%)
AmSurg Corp. (b)                        21,200     576,216
                                                ----------

INSURANCE (0.5%)
Clark/Bardes Holdings, Inc. (b)         28,100     708,963
                                                ----------

INTERNET (2.6%)
1-800-FLOWERS.COM, Inc. (b)             22,500     351,000
Agile Software Corp. (b)                42,100     724,962
Alloy Online, Inc. (b)                  17,900     385,387
Checkfree Corp. (b)                     15,700     282,600
HOTJOBS.COM Ltd. (b)                    41,200     428,068
SonicWALL, Inc. (b)                     53,700   1,043,928
Ticketmaster (b)                        33,000     540,870
                                                ----------
                                                 3,756,815
                                                ----------

MANUFACTURING (1.4%)
AptarGroup, Inc.                        19,800     693,594
Armor Holdings, Inc. (b)                 9,600     259,104
Integrated Device Technology, Inc. (b)  17,500     465,325
Power-One, Inc. (b)                     60,300     627,723
                                                ----------
                                                 2,045,746
                                                ----------

MEDIA (1.0%)
Mediacom Communications Corp. (b)       32,500     593,450
Regent Communications, Inc. (b)         53,400     360,450
Scholastic Corp. (b)                     8,500     427,805
                                                ----------
                                                 1,381,705
                                                ----------

MEDICAL (2.8%)
Cryolife, Inc. (b)                       7,400     222,000
Cubist Pharmaceuticals, Inc. (b)        13,400     481,864
Dendrite International, Inc. (b)        61,200     858,636
Gene Logic, Inc. (b)                    29,800     561,432
OSI Pharmaceuticals, Inc. (b)           10,700     489,418
Urologix, Inc. (b)                      33,600     673,680
VISX, Inc. (b)                          60,100     796,325
                                                ----------
                                                 4,083,355
                                                ----------

OIL & GAS (2.3%)
CAL Dive International, Inc. (b)        22,700     560,236
Energen Corp.                           18,500     456,025
Global Industries Ltd. (b)              60,900     542,010
Hanover Compressor Co. (b)               7,300     184,398

                        Continued

             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

             NATIONWIDE SMALL CAP GROWTH FUND

   STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)


===========================================================
SECURITY DESCRIPTION                  SHARES      VALUE
===========================================================

COMMON STOCKS (CONTINUED)

OIL & GAS (CONTINUED)
National-Oilwell, Inc. (b)             15,000  $    309,150
Newfield Exploration Co. (b)           29,000     1,029,790
Patterson-UTI Energy, Inc. (b)         10,800       251,748
                                               ------------
                                                  3,333,357
                                               ------------
PHARMACEUTICALS (1.9%)
Acambis PLC (b)                        18,800       937,180
Biosite, Inc. (b)                      13,800       253,506
Impax Laboratories, Inc. (b)           29,700       399,168
Meridian Medical
Technologies, Inc. (b)                 18,100       476,030
Priority Healthcare Corp. (b)           7,000       246,330
Sicor, Inc. (b)                        14,200       222,656
Taro Pharmaceutical
Industries Ltd. (b)                     5,500       219,725
                                               ------------
                                                  2,754,595
                                               ------------

RESTAURANTS (0.5%)

AFC Enterprises, Inc. (b)              19,500       553,605
Famous DAVE'S of America, Inc. (b)     25,500       186,405
                                               ------------
                                                    740,010
                                               ------------

RETAIL (5.2%)
Borders Group, Inc. (b)                13,800       273,792
Charlotte Russe Holding, Inc. (b)      30,100       560,161
Christopher & Banks Corp. (b)          16,300       558,275
Copart, Inc. (b)                       14,600       531,002
dELiA*s Corp. (b)                      92,000       570,400
Electronics Boutique
Holdings Corp. (b)                     12,200       487,268
Fred's, Inc.                           12,725       521,216
Galyan's Trading Co. (b)               28,819       410,383
Hollywood Entertainment Corp. (b)      28,900       412,981
Hot Topic, Inc. (b)                    10,500       329,595
Insight Enterprises, Inc. (b)          18,000       442,800
J. Jill Group, Inc. (b)                24,100       518,873
MSC Industrial Direct
Company, Inc. (b)                      47,500       938,125
Shoppers Drug Mart (b)                 24,200       285,681
Too Corp. (b)                          11,000       302,500
Tuesday Morning Corp. (b)              20,800       376,272
                                               ------------
                                                  7,519,324
                                               ------------

SEMICONDUCTORS (4.2%)
Alpha Industries, Inc. (b)             27,700       603,860
Chippac, Inc. (b)                      78,100       579,502
Genesis Microchip, Inc. (b)            22,500     1,487,700
Integrated Circuit Systems, Inc. (b)   11,000       248,490
Microtune, Inc. (b)                    63,200     1,482,672
MIPS Technologies, Inc. (b)            27,521       219,618
Oak Technology, Inc. (b)               28,400       390,500
TriQuint Semiconductor, Inc. (b)       49,600       608,096
Ultratech Stepper, Inc. (b)            25,000       413,000
                                               ------------
                                                  6,033,438
                                               ------------

SERVICES (0.2%)
Boron, Lepore & Associates, Inc. (b)   17,000       234,430
                                               ------------

===========================================================
SECURITY DESCRIPTION                  SHARES      VALUE
===========================================================

COMMON STOCKS (CONTINUED)

TECHNOLOGY (1.0%)
Aeroflex, Inc. (b)                     32,600  $    617,118
Mercury Computer Systems, Inc. (b)     16,200       633,582
Tellium, Inc. (b)                      38,600       240,478
                                               ------------
                                                  1,491,178
                                               ------------
TELECOMMUNICATIONS (5.0%)
Advanced Fibre
Communications, Inc. (b)               51,800       915,306
AirGate PCS, Inc. (b)                  30,700     1,398,385
Harmonic, Inc. (b)                     47,800       574,556
Intrado, Inc. (b)                      31,600       846,880
Spectralink Corp. (b)                  18,700       320,331
Tekelec (b)                            28,400       514,324
UbiquiTel, Inc. (b)                   149,500     1,113,775
US Unwired, Inc. (b)                   50,500       514,090
ViaSat, Inc. (b)                       16,600       258,960
Western Wireless Corp. (b)             24,800       700,600
                                               ------------
                                                  7,157,207
                                               ------------
THERAPEUTICS (0.7%)
Cell Therapeutics, Inc. (b)            22,000       531,080
CV Therapeutics, Inc. (b)               9,400       488,988
                                               ------------
                                                  1,020,068
                                               ------------
TOBACCO (0.5%)
Vector Group Ltd.                      20,890       686,237
                                               ------------
TRANSPORTATION (1.0%)
Kansas City Southern
Industries, Inc. (b)                   48,200       681,066
RailAmerica, Inc. (b)                  53,400       772,164
                                               ------------
                                                  1,453,230
                                               ------------
TOTAL COMMON STOCKS                             115,194,811
                                               ------------

FOREIGN STOCKS (0.6%)

CANADA (0.1%)
ENTERTAINMENT (0.1%)
Alliance Atlantis
Communications Corp. (b)               17,300       195,836
                                               ------------

NORWAY (0.5%)

TELECOMMUNICATIONS (0.5%)
Tandberg ASA (b)                       31,900       708,754
                                               ------------

TOTAL FOREIGN STOCKS
                                                    904,590
                                               ------------

                          Continued

             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

             NATIONWIDE SMALL CAP GROWTH FUND

   STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

==============================================================
SECURITY DESCRIPTION                 PRINCIPAL       VALUE
==============================================================
REPURCHASE AGREEMENT (20.1%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully Collateralized By
Freddie Mac Securities
And Fannie Mae Securities)          $28,910,229  $ 28,910,229
                                                 -------------
TOTAL REPURCHASE AGREEMENT                         28,910,229
                                                 -------------
TOTAL INVESTMENTS
(COST $138,272,125) (A) - (100.7%)                145,009,630
LIABILITIES IN EXCESS
OF OTHER ASSETS - (-0.7)%                          (1,027,575)
                                                 -------------
TOTAL NET ASSETS - (100.0%)                      $143,982,055
                                                 =============

(a)  Cost for federal income tax is
     $139,775,576 and differs from cost basis
     for financial reporting purposes by the
     amount of losses recognized for
     financial reporting purposes in excess
     of federal income tax reporting of
     approximately $1,503,451. Net unrealized
     appreciation (depreciation) of
     securities as follows:
         Unrealized appreciation        $ 16,133,247
         Unrealized depreciation         (10,899,193)
                                        -------------
         Net unrealized appreciation    $  5,234,054
                                        =============
(b)  Denotes a non-income producing security.
ADR        American Depositary Receipt

See notes to financial statements.

           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

              NATIONWIDE GLOBAL 50 FUND

      STATEMENT OF INVESTMENTS DECEMBER 31, 2001

========================================================
SECURITY DESCRIPTION                 SHARES     VALUE
========================================================

COMMON STOCKS (94.5%)

AUSTRALIA (4.2%)
BANKS (2.1%)
National Australia Bank Ltd.          89,400  $1,458,004
                                              ----------

MINING (2.1%)
WMC Ltd. - ADR                        76,363   1,489,079
                                              ----------
                                               2,947,083
                                              ----------

BELGIUM (2.2%)
BREWERY (2.2%)
Interbrew                             55,604   1,522,387
                                              ----------

FINLAND (2.1%)
PAPER & FOREST PRODUCTS (2.1%)
Stora Enso Oyj                       113,998   1,445,394
                                              ----------

FRANCE (7.9%)
BANKS (4.0%)
Banque Nationale de Paris             16,265   1,455,439
                                              ----------
Societe Generale                      24,882   1,392,401
                                              ----------
                                               2,847,840
                                              ----------

ENERGY (1.8%)
Vivendi Environment                   37,906   1,264,298
                                              ----------

OIL & GAS (2.1%)
Total Fina SA                         10,389   1,483,720
                                              ----------
                                               5,595,858
                                              ----------

HONG KONG (3.6%)
ELECTRIC COMPANIES (1.8%)
Hong Kong Electric Holdings          347,500   1,292,344
                                              ----------

REAL ESTATE (1.8%)
Sun Hung Kai Properties Ltd.         156,000   1,260,347
                                              ----------
                                               2,552,691
                                              ----------

ITALY (2.0%)
BANKS (2.0%)
Unicredito Italiano                  359,500   1,443,608
                                              ----------

JAPAN (11.2%)
AUTOMOBILE (2.1%)
Honda Motor Co. Ltd.                  36,500   1,456,547
                                              ----------

ELECTRONICS (1.9%)
NEC Corp.                            131,000   1,336,388
                                              ----------

PHARMACEUTICALS (2.3%)
Mitsubishi Pharma Corp.              148,000   1,669,038
                                              ----------
RETAIL (1.4%)
Fast Retailing Co. Ltd.               10,700     951,946
                                              ----------

SEMICONDUCTORS (1.8%)
Fujitsu Ltd.                         177,000   1,288,402
                                              ----------

TELECOMMUNICATIONS (1.7%)
NTT Docomo, Inc.                          99   1,163,284
                                              ----------
                                               7,865,605
                                              ----------

========================================================
SECURITY DESCRIPTION                 SHARES     VALUE
========================================================

COMMON STOCKS (CONTINUED)

NETHERLANDS (5.9%)
BREWERY (1.9%)
Heineken NV                           35,857  $1,359,739
                                              ----------

INSURANCE (2.0%)
Aegon NV                              52,184   1,412,488
                                              ----------

TRANSPORTATION (2.0%)
TNT Post Group NV                     64,998   1,406,307
                                              ----------
                                               4,178,534
                                              ----------

SINGAPORE (4.0%)
BANKS (1.7%)
DBS Group Holdings Ltd.              160,000   1,195,776
                                              ----------

EMICONDUCTOR MANUFACTURER (2.3%)
Chartered Semiconductor (b)          601,000   1,594,855
                                              ----------
                                               2,790,631
                                              ----------

SPAIN (4.0%)
BANKS (1.9%)
Banco Bilbao Vizcaya Argentaria SA   107,200   1,326,733
                                              ----------

ELECTRIC UTILITY (2.1%)
Iberdrola SA                         114,600   1,491,783
                                              ----------
                                               2,818,516
                                              ----------

SWITZERLAND (3.6%)
FINANCIAL SERVICES (1.7%)
Zurich Financial Services              5,138   1,205,362
                                              ----------
LUXURY GOODS (1.9%)
Compagnie Financiere Richemont AG     70,866   1,316,768
                                              ----------
                                               2,522,130
                                              ----------

TAIWAN (2.4%)
ELECTRONICS (2.4%)
Compal Electronics - GDR (b)         272,624   1,676,638
                                              ----------

UNITED KINGDOM (9.5%)
ELECTRIC UTILITY (2.0%)
Scottish Power PLC                   250,731   1,385,773
                                              ----------

FOOD & HOUSEHOLD PRODUCTS (1.9%)
Unilever PLC                         165,000   1,344,802
                                              ----------

HOUSEHOLD PRODUCTS (2.0%)
Reckitt Benckister PLC                96,802   1,418,731
                                              ----------

PRINTING & PUBLISHING (1.7%)
Reuters Group PLC                    119,643   1,179,731
                                              ----------

TELECOMMUNICATIONS (1.9%)
Vodafone Group PLC                   522,885   1,366,020
                                              ----------
                                               6,695,057
                                              ----------

UNITED STATES (31.9%)
BANKS (2.3%)
U.S. Bancorp                          77,116   1,614,038
                                              ----------

COMPUTER HARDWARE (1.8%)
Sun Microsystems, Inc. (b)           100,700   1,238,610
                                              ----------

                        Continued

            NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                 NATIONWIDE GLOBAL 50 FUND

  STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

===========================================================
SECURITY DESCRIPTION                  SHARES       VALUE
===========================================================
COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)
ELECTRONICS (1.8%)
Edison International (b)                82,878  $ 1,251,458
                                                -----------
FINANCIAL SERVICES (2.6%)
Capital One Financial Corp.             27,400    1,478,230
Prudential Financial Corp. (b)          10,200      338,538
                                                -----------
                                                  1,816,768
                                                -----------
HEALTH CARE (5.8%)
Bristol-Myers Squibb Co.                28,000    1,427,999
Johnson & Johnson, Inc.                 23,519    1,389,973
Schering-Plough Corp.                   37,300    1,335,713
                                                -----------
                                                  4,153,685
                                                -----------
INDUSTRIAL (1.9%)
General Electric Co.                    33,300    1,334,664
                                                -----------
INSURANCE (4.1%)
AMBAC Financial Group, Inc.             26,250    1,518,825
CIGNA Corp.                             15,800    1,463,870
                                                -----------
                                                  2,982,695
                                                -----------
MANUFACTURING (2.1%)
Tyco International Ltd.                 25,400    1,496,060
                                                -----------
MEDIA (3.5%)
Gemstar-TV Guide
International, Inc. (b)                 41,995    1,163,262
Liberty Media Corp (b)                  92,250    1,291,500
                                                -----------
                                                  2,454,762
                                                -----------
PETROLEUM (2.1%)
Conoco, Inc.                            51,608    1,460,506
                                                -----------
PHARMACEUTICALS (1.9%)
Pharmacia Corp.                         30,700    1,309,355
                                                -----------
TELECOMMUNICATIONS (2.0%)
Sprint Corp. (PCS Group) (b)            57,400    1,401,134
                                                -----------
                                                 22,513,735
                                                -----------
TOTAL COMMON STOCKS                              66,567,867
                                                -----------


===========================================================
SECURITY DESCRIPTION                PRINCIPAL   VALUE
===========================================================
U.S. GOVERNMENT OBLIGATIONS (0.7%)
U.S. TREASURY BILLS (0.7%)
04/18/02, 2.11%                     $  500,000  $   497,512
                                                -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS                   497,512
                                                -----------

===========================================================
SECURITY DESCRIPTION                SHARES      VALUE
===========================================================

RIGHTS / WARRANTS (0.0%)
FRANCE (0.0%)
ENERGY (0.0%)
Vivendi Environnement                   37,906       15,525
                                                -----------
OIL & GAS (0.0%)

Total Fina SA                              450            4
                                                -----------
TOTAL RIGHTS / WARRANTS                              15,529
                                                -----------

===========================================================
SECURITY DESCRIPTION                PRINCIPAL   VALUE
===========================================================

REPURCHASE AGREEMENT (3.9%)

Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by Freddie Mac Securities)          $2,776,829    2,776,829
                                                -----------
TOTAL REPURCHASE AGREEMENT                        2,776,829
                                                -----------
TOTAL INVESTMENTS
(COST $71,389,465) (a) - (99.1%)                 69,857,737
OTHER ASSETS IN EXCESS
OF LIABILITIES - (0.9%)                             611,019
                                                -----------
TOTAL NET ASSETS - (100.0%)                     $70,468,756
                                                ===========

(a)  Represents cost for financial reporting
     purposes and differs from value by
     unrealized appreciation (depreciation)
     of securities as follows:
         Unrealized appreciation         $  3,668,626
         Unrealized depreciation           (5,200,354)
                                         -------------
         Net unrealized depreciation     $ (1,531,728)
                                         =============
     Aggregate cost for federal income tax purposes is
     substantially the same.
(b)  Denotes a non-income producing security.
ADR            American Depositary Receipt
GDR            Global Depositary Receipt


AT DECEMBER 31, 2001, THE FUND'S OPEN FORWARD FOREIGN CURRENCY CONTRACTS WERE AS
FOLLOWS:
---------------------------------------------------------------------------------------
                                                              UNREALIZED
                      DELIVERY       CONTRACT     MARKET     APPRECIATION/
CURRENCY                DATE          VALUE       VALUE     (DEPRECIATION)
---------------------------------------------------------------------------
SHORT CONTRACT:
Australian Dollar          2/22/02  $3,818,250  $3,769,214  $       49,036
British Pound              2/22/02     953,579     979,335         (25,756)
British Pound              2/22/02     383,260     391,734          (8,474)
British Pound              2/22/02     240,909     242,189          (1,280)
Canadian Dollar            2/22/02   1,332,845   1,333,546            (701)
Euro                       2/22/02   5,930,280   5,986,600         (56,320)
Euro                       2/22/02     399,201     397,673           1,528
Euro                       2/22/02   1,423,872   1,421,469           2,403
Euro                       2/22/02     168,655     168,799            (144)
Euro                       2/22/02   1,521,517   1,510,310          11,207
Euro                       2/22/02     783,348     772,924          10,424

                                    Continued

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                            NATIONWIDE GLOBAL 50 FUND

             STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

                                                                          UNREALIZED
DELIVERY                                       CONTRACT      MARKET      APPRECIATION/
CURRENCY                              DATE       VALUE        VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------
SHORT CONTRACT: (CONTINUED)
Hong Kong Dollar                     2/22/02  $ 1,735,192  $ 1,734,727  $          465
Swedish Krone                        2/22/02      741,163      746,765          (5,602)
Swiss Franc                          2/22/02      792,819      796,677          (3,858)
Singapore Dollar                     2/22/02      844,034      836,167           7,867
Singapore Dollar                     2/22/02      790,000      782,731           7,269
Singapore Dollar                     2/22/02      730,000      722,096           7,904
Japanese Yen                         2/22/02      435,000      398,147          36,853
Japanese Yen                         2/22/02      435,000      398,663          36,337
Japanese Yen                         2/22/02    1,509,695    1,404,660         105,035
Japanese Yen                         2/22/02      460,000      428,777          31,223
Japanese Yen                         2/22/02      540,000      507,214          32,786
Japanese Yen                         2/22/02    1,439,009    1,351,315          87,694
Japanese Yen                         2/22/02      403,000      377,111          25,889
Japanese Yen                         2/22/02      409,000      381,893          27,107
Japanese Yen                         2/22/02      520,000      484,026          35,974
Japanese Yen                         2/22/02      408,000      381,387          26,613
Japanese Yen                         2/22/02      920,000      873,046          46,954
Japanese Yen                         2/22/02      445,000      427,299          17,701
Japanese Yen                         2/22/02      445,000      426,061          18,939
Japanese Yen                         2/22/02      290,000      278,276          11,724
---------------------------------------------------------------------------------------
TOTAL SHORT CONTRACTS                         $31,247,628  $30,710,831  $      536,797
---------------------------------------------------------------------------------------
LONG CONTRACTS:
Australia Dollar                     2/22/02  $   565,132  $   558,231         ($6,901)
Australia Dollar                     2/22/02      383,260      377,640          (5,620)
Australia Dollar                     2/22/02      399,201      396,010          (3,191)
Australia Dollar                     2/22/02      569,719      566,303          (3,416)
Australia Dollar                     2/22/02    1,865,372    1,871,030           5,658
British Pound                        2/22/02    1,159,720    1,160,694             974
British Pound                        2/22/02      446,374      452,565           6,191
Canadian Dollar                      2/22/02    1,337,525    1,333,546          (3,979)
Euro                                 2/22/02      148,959      151,031           2,072
Euro                                 2/22/02      700,928      710,734           9,806
Euro                                 2/22/02      356,725      362,722           5,997
Euro                                 2/22/02      437,520      444,209           6,689
Euro                                 2/22/02      171,696      174,947           3,251
Euro                                 2/22/02      713,784      710,734          (3,050)
Euro                                 2/22/02      698,482      692,966          (5,516)
Euro                                 2/22/02    6,937,536    7,010,432          72,896
Hong Kong Dollar                     2/22/02    1,735,058    1,734,726            (332)
Swedish Krone                        2/22/02      742,599      746,765           4,166
Swiss Franc                          2/22/02      490,919      488,132          (2,787)
Swiss Franc                          2/22/02      304,930      308,545           3,615
Singapore Dollar                     2/22/02    2,336,921    2,340,995           4,074
Japanese Yen                         2/22/02      370,000      348,581         (21,419)
Japanese Yen                         2/22/02      630,000      594,237         (35,763)
Japanese Yen                         2/22/02      165,000      156,070         ( 8,930)
Japanese Yen                         2/22/02      165,000      155,941         ( 9,059)
Japanese Yen                         2/22/02      521,732      497,268         (24,464)
Japanese Yen                         2/22/02      432,815      420,765         (12,050)
Japanese Yen                         2/22/02      373,000      364,800          (8,200)
Japanese Yen                         2/22/02      373,000      368,504          (4,496)
Japanese Yen                         2/22/02      581,683      574,459          (7,224)
Japanese Yen                         2/22/02      175,317      173,177          (2,140)
Japanese Yen                         2/22/02    4,457,874    4,464,071           6,197
---------------------------------------------------------------------------------------
TOTAL LONG CONTRACTS                          $30,747,781  $30,710,830        ($36,951)
---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        DREYFUS NSAT MID CAP INDEX FUND

                   STATEMENT OF INVESTMENTS DECEMBER 31, 2001

=============================================================
SECURITY DESCRIPTION                      SHARES     VALUE
=============================================================

COMMON STOCKS (95.7%)
AEROSPACE / DEFENSE (0.2%)
Precision Castparts Corp.                 14,900  $   420,925
Sequa Corp. (b)                            3,000      142,560
                                                  -----------
                                                      563,485
                                                  -----------

AGRICULTURAL PRODUCTS (0.7%)
R.J. Reynolds Tobacco Holdings, Inc.      27,900    1,570,770
Universal Corp.                            8,000      291,280
                                                  -----------
                                                    1,862,050
                                                  -----------
AIRLINES (0.1%)
Alaska Air Group, Inc. (b)                 7,700      224,070
                                                  -----------

AMUSEMENT & RECREATION (0.6%)
Callaway Golf Co.                         22,400      428,960
International Speedway Corp.              15,500      606,050
Six Flags, Inc. (b)                       26,800      412,184
                                                  -----------
                                                    1,447,194
                                                  -----------

AUTO PARTS & EQUIPMENT (1.1%)

Arvinmeritor, Inc.                        19,225      377,579
Bandag, Inc.                               6,000      208,560
BorgWarner Automotive, Inc.                7,700      402,325
Gentex Corp. (b)                          21,800      582,714
Lear Corp. (b)                            18,600      709,404
Modine Manufacturing Co.                   9,600      223,968
Superior Industries International, Inc.    7,600      305,900
                                                  -----------
                                                    2,810,450
                                                  -----------

BANKS (10.1%)
Associated Banc Corp.                     19,300      681,097
Astoria Financial Corp.                   26,900      711,774
Banknorth Group, Inc.                     44,300      997,636
City National Corp.                       13,900      651,215
Colonial Bancgroup, Inc.                  33,600      473,424
Compass Bancshares, Inc.                  37,400    1,058,420
Dime Bancorp, Inc.                        34,500    1,244,760
First Tennessee National Corp.            36,900    1,337,994
First Virginia Banks, Inc.                14,000      710,640
FirstMerit Corp.                          25,000      677,250
Golden State Bancorp, Inc.                39,400    1,030,310
Greater Bay Bancorp                       14,400      411,552
GreenPoint Financial Corp.                29,200    1,043,900
Hibernia Corp.                            46,200      821,898
Independence Community Bank Corp.         17,200      391,472
IndyMac Bancorp, Inc. (b)                 17,800      416,164
M&T Bank Corp.                            27,500    2,003,375
Marshall & Ilsley Corp.                   30,700    1,942,696
Mercantile Bankshare Corp.                20,400      878,016
National Commerce Financial Co.           59,290    1,500,037
New York Community Bancorp, Inc.          29,800      681,526
North Fork Bancorp, Inc.                  47,200    1,509,928
Pacific Century Financial Corp.           22,300      577,347
Provident Financial Group                 14,300      375,804
Roslyn Bancorp, Inc.                      25,600      448,000
Silicon Valley Bancshares (b)             13,500      360,855
Sovereign Bancorp, Inc.                   72,000      881,280
TCF Financial Corp.                       22,400    1,074,752
Webster Financial Corp.                   14,400      454,032
West America Bancorp.                     10,100      399,657
Wilmington Trust Corp.                     9,500      601,445
                                                  -----------
                                                   26,348,256
                                                  -----------

-------------------------------------------------------------
SECURITY DESCRIPTION                      SHARES  VALUE
-------------------------------------------------------------
COMMON STOCK (CONTINUED)
BIOTECHNOLOGY (3.3%)
COR Therapeutics, Inc. (b)                16,200  $   387,666
Gilead Sciences, Inc. (b)                 27,900    1,833,588
IDEC Pharmaceuticals Corp. (b)            44,400    3,060,492
Incyte Pharmaceuticals, Inc. (b)          19,200      373,248
Millenium Pharmaceuticals, Inc. (b)       64,500    1,580,895
Protein Design Labs, Inc. (b)             25,500      836,400
Vertex Pharmaceuticals, Inc. (b)          21,700      533,603
                                                  -----------
                                                    8,605,892
                                                  -----------

BROADCASTING (1.1%)
Emmis Communications Corp. (b)            13,800      326,232
Entercom Communications Corp. (b)         13,200      660,000
Hispanic Broadcasting Corp. (b)           31,800      810,900
Westwood One, Inc. (b)                    31,500      946,575
                                                  -----------
                                                    2,743,707
                                                  -----------

BUSINESS SERVICES (3.0%)
Acxiom Corp. (b)                          25,300      441,991
The BISYS Group, Inc. (b)                 17,100    1,094,229
Catalina Marketing Corp. (b)              16,200      562,140
Ceridian Corp. (b)                        42,600      798,750
Checkfree Corp. (b)                       22,400      403,200
CSG Systems International, Inc. (b)       15,400      622,930
DST Systems, Inc. (b)                     35,100    1,749,735
Gartner Group, Inc. (b)                   25,300      283,360
Harte-Hanks, Inc.                         18,500      521,145
Kelly Services                            10,500      229,845
Korn/Ferry International (b)              10,900      116,085
Manpower, Inc.                            22,100      744,991
Modis Professional Services, Inc. (b)     28,500      203,490
                                                  -----------
                                                    7,771,891
                                                  -----------

CHEMICALS (2.5%)
A. Schulman, Inc.                          8,500      116,025
Airgas, Inc. (b)                          19,800      299,376
Albemarle Corp.                           13,400      321,600
Cabot Corp.                               18,300      653,310
Crompton Corp.                            33,000      297,000
Cytec Industries, Inc. (b)                11,800      318,600
Ferro Corp.                               10,000      258,000
FMC Corp. (b)                              9,200      547,400
Fuller (H. B.) Co.                         8,200      235,914
IMC Global, Inc.                          33,500      435,500
Lubrizol Corp.                            14,900      522,841
Lyondell Chemical Co.                     34,300      491,519
Minerals Technologies, Inc.                5,700      265,848
Olin Corp.                                12,700      204,978
RPM, Inc.                                 29,800      430,908
Solutia, Inc.                             30,200      423,404
Valspar Corp.                             14,200      562,320
                                                  -----------
                                                    6,384,543
                                                  -----------
COMMUNICATION EQUIPMENT (2.6%)
Adtran, Inc. (b)                          11,500      293,480
Advanced Fibre
Communications, Inc. (b)                  23,700      418,779
Broadwing, Inc. (b)                       63,600      604,200
CommScope, Inc. (b)                       15,000      319,050
Harris Corp.                              19,200      585,792

                          Continued

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        DREYFUS NSAT MID CAP INDEX FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
COMMON STOCK (CONTINUED)

COMMUNICATION EQUIPMENT (CONTINUED)
 L-3 Communications
 Holdings, Inc. (b)                          11,400  $1,026,000
 Plantronics, Inc. (b)                       13,600     348,704
 Polycom, Inc. (b)                           26,000     885,820
 Powerwave Technologies, Inc. (b)            18,700     323,136
 Price Communications Corp. (b)              16,100     307,349
 Telephone & Data Systems, Inc.              17,100   1,534,725
                                                     ----------
                                                      6,647,035
                                                     ----------
 COMPUTER HARDWARE (1.9%)
 Infocus Corp. (b)                           11,300     248,826
 Keane, Inc. (b)                             21,900     394,857
 National Instruments Corp. (b)              14,800     554,408

 Quantum Corp. (b)                           45,300     446,205
 SanDisk Corp. (b)                           19,800     285,120
 Storage Technology Corp. (b)                30,300     626,301
 Sungard Data Systems, Inc. (b)              81,400   2,354,902
 Sykes Enterprises, Inc. (b)                 11,600     108,344
                                                     ----------
                                                      5,018,963
                                                     ----------
 COMPUTER SOFTWARE & SERVICES (6.8%)
 3COM Corp. (b)                             101,300     646,294
 Advent Software, Inc. (b)                    9,800     489,510
 Affiliated Computer Services, Inc. (b)      17,500   1,857,275
 Ascential Software Corp. (b)                75,500     305,775
 Avocent Corp. (b)                           12,900     312,825
 Cadence Design Systems, Inc. (b)            71,300   1,562,896
 Electronic Arts, Inc. (b)                   39,900   2,392,005
 Enterasys Networks, Inc. (b)                56,500     500,025
 Investment Technology Group, Inc. (b)       14,200     554,794
 Jack Henry & Associates, Inc.               25,800     563,472
 Legato Systems, Inc. (b)                    25,900     335,923
 Macromedia, Inc. (b)                        17,200     306,160
 Macrovision Corp. (b)                       14,600     514,212
 Mentor Graphics Corp. (b)                   18,600     438,402
 Network Associates, Inc. (b)                40,400   1,044,340
 Rational Software Corp. (b)                 56,500   1,101,750
 Retek, Inc. (b)                             14,800     442,076
 RSA Security, Inc. (b)                      16,700     291,582
 Sybase, Inc. (b)                            28,800     453,888
 Symantec Corp. (b)                          20,300   1,346,499
 Synopsys, Inc. (b)                          17,300   1,021,911
 The Titan Corp. (b)                         20,200     503,990
 Transaction Systems
 Architects, Inc. (b)                        10,700     131,182
 Wind River Systems, Inc. (b)                22,900     410,139
                                                     ----------
                                                     17,526,925
                                                     ----------
 COMPUTER STORAGE DEVICES (0.3%)
 McDATA Corp. (b)                            32,800     803,600
                                                     ----------
 CONSTRUCTION (1.3%)
 Clayton Homes, Inc.                         40,200     687,420
 Dycom Industries, Inc. (b)                  12,400     207,204
 Granite Construction, Inc.                  11,950     287,756
 Jacobs Engineering Group, Inc. (b)           7,800     514,800
 Lennar Corp.                                18,500     866,170
 Martin Marietta Materials, Inc.             14,100     657,060
                                                     ----------
                                                      3,220,410
                                                     ----------
 CONSUMER & COMMERCIAL SERVICES (2.6%)
 Apollo Group, Inc. (b)                      33,250   1,496,582

==================================================================
SECURITY DESCRIPTION                         SHARES      VALUE
==================================================================
COMMON STOCK (CONTINUED)

CONSUMER & COMMERCIAL SERVICES (CONTINUED)
Choicepoint, Inc. (b)                          18,350  $  930,162
DeVry, Inc. (b)                                20,300     577,535
Dun & Bradstreet Corp. (b)                     22,900     808,370
Education Management Corp. (b)                  9,900     358,875
NCO Group, Inc. (b)                             7,500     171,750
Pittston Brink's Group                         15,800     349,180
Quanta Services, Inc. (b)                      17,400     268,482
Rollins, Inc.                                   8,800     176,000
Sotheby's Holdings, Inc. (b)                   17,900     297,319
Sylvan Learning Systems, Inc. (b)              11,000     242,770
United Rentals, Inc. (b)                       21,400     485,780
Viad Corp.                                     25,700     608,576
                                                       ----------
                                                        6,771,381
                                                       ----------

CONSUMER NON-DURABLE (0.4%)
Smithfield Foods, Inc. (b)                     32,500     716,300
Timberland Co. (b)                             11,300     419,004
                                                       ----------
                                                        1,135,304
                                                       ----------
CONSUMER PRODUCTS (1.3%)
Blyth Industries, Inc.                         13,700     318,525
Church & Dwight, Inc.                          11,300     300,919
Dial Corp.                                     27,700     475,055
Energizer Holdings, Inc. (b)                   26,800     510,540
Furniture Brands International, Inc. (b)       14,700     470,694
Lancaster Colony Corp.                         10,900     387,059
Mohawk Industries Co. (b)                      15,300     839,664
                                                       ----------
                                                        3,302,456
                                                       ----------
CONTAINERS / PACKAGING (0.5%)
Packaging Corp. of America (b)                 31,100     564,465
Sonoco Products Co.                            27,800     738,924
                                                       ----------
                                                        1,303,389
                                                       ----------
CRUDE PETROLEUM & NATURAL GAS (0.2%)
Patterson-UTI Energy, Inc. (b)                 22,300     519,813
                                                       ----------
ELECTRONICS (6.8%)
Arrow Electronics, Inc. (b)                    28,800     861,120
Atmel Corp. (b)                               135,400     997,898
Avnet, Inc.                                    34,200     871,074
Cabot Microelectronics Corp. (b)                6,982     553,324
Cirrus Logic, Inc. (b)                         23,100     305,382
Credence Systems Corp. (b)                     17,400     323,118
Cree, Inc. (b)                                 21,100     621,606
Cypress Semiconductor Corp. (b)                35,100     699,543
DSP Group, Inc. (b)                             7,700     179,102
FEI Co. (b)                                     9,300     293,043
Hubbell, Inc.                                  17,100     502,398
Integrated Device Technology, Inc. (b)         30,400     808,336
International Rectifier Corp. (b)              18,300     638,304
Kemet Corp. (b)                                25,000     443,750
Lam Research Corp. (b)                         36,600     849,852
Lattice Semiconductor Corp. (b)                31,600     650,012
LTX Corp. (b)                                  14,000     293,160
Micrel, Inc. (b)                               26,800     702,964
Microchip Technology, Inc. (b)                 38,800   1,503,112
MIPS Technologies, Inc. (b)                    11,400      90,972
Newport Corp.                                  10,600     204,368
Plexus Corp. (b)                               12,100     321,376
RF Micro Devices, Inc. (b)                     48,500     932,655

                                    Continued

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        DREYFUS NSAT MID CAP INDEX FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
============================================================
COMMON STOCK (CONTINUED)

ELECTRONICS (CONTINUED)
Semtech Corp. (b)                        20,500  $  731,645
SPX Corp. (b)                            11,800   1,615,419
TranSwitch Corp. (b)                     24,800     111,600
TriQuint Semiconductor, Inc. (b)         37,691     462,092
Vishay Intertechnology, Inc. (b)         46,450     905,775
                                                 ----------
                                                 17,473,000
                                                 ----------
ENVIRONMENTAL SERVICES (0.4%)
Republic Services, Inc. (b)              49,300     984,521
                                                 ----------
FINANCIAL SERVICES (4.2%)
Americredit Corp. (b)                    24,500     772,975
Certegy, Inc. (b)                        20,000     684,400
E*TRADE Group, Inc. (b)                 108,000   1,107,000
Eaton Vance Corp.                        20,200     718,110
Edwards (A.G.), Inc.                     22,900   1,011,493
Investors Financial Services Corp.        9,300     615,753
Labranche & Co., Inc. (b)                17,100     589,266
Legg Mason, Inc.                         19,400     969,612
Metris Cos., Inc.                        18,700     480,777
Neuberger Berman, Inc.                   20,550     902,145
PMI Group, Inc.                          12,900     864,429
SEI Corp.                                31,500   1,420,965
Waddell & Reed Financial, Inc.           23,300     750,260
                                                 ----------
                                                 10,887,185
                                                 ----------
FOOD & BEVERAGE (2.7%)
Dean Foods Co. (b)                       12,662     863,521
Dole Food Co.                            16,300     437,329
Dreyer's Grand Ice Cream, Inc.           10,000     385,100
Hormel Foods Corp.                       40,400   1,085,548
Interstate Bakeries Corp.                14,700     355,446
McCormick & Co., Inc.                    20,100     843,597
PepsiAmericas, Inc.                      45,600     629,280
Sensient Technologies Corp.              13,900     289,259
Smucker (J.M.) Co.                        7,100     251,198
Tootsie Roll Industries, Inc.            14,688     574,007
Tyson Foods, Inc.                       101,181   1,168,641
                                                 ----------
                                                  6,882,926
                                                 ----------
GAMING (0.6%)
GTECH Holdings Corp. (b)                  8,300     375,907
Mandalay Resort Group (b)                20,600     440,840
Park Place Entertainment, Inc. (b)       86,500     793,205
                                                 ----------
                                                  1,609,952
                                                 ----------
HEALTH SERVICES (0.3%)
Universal Health Services, Inc. (b)      17,500     748,650
                                                 ----------
HEALTHCARE (8.1%)
Apogent Technologies, Inc. (b)           30,800     794,640
Apria Healthcare Group, Inc. (b)         15,700     392,343
Barr Laboratories, Inc. (b)              12,300     976,128
Beckman Coulter, Inc.                    17,600     779,680
Covance, Inc. (b)                        17,000     385,900
Cytyc Corp. (b)                          33,700     879,570
Dentsply International, Inc.             15,100     758,020
Edwards Lifesciences Corp. (b)           17,200     475,236
Express Scripts, Inc. (b)                23,000   1,075,480
First Health Group Corp. (b)             29,000     717,460
Health Net, Inc. (b)                     35,900     781,902
Henry Schein, Inc. (b)                   12,400     459,172
ICN Pharmaceuticals, Inc.                23,600     790,600
IVAX Corp. (b)                           57,425   1,156,540

============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
============================================================
COMMON STOCK (CONTINUED)

HEALTHCARE (CONTINUED)

LifePoint Hospitals, Inc. (b)             11,200  $  381,248
Lincare Holdings, Inc. (b)                31,300     896,745
Mylan Laboratories, Inc.                  36,500   1,368,750
Omnicare, Inc.                            27,200     676,736
Oxford Health Plans (b)                   26,800     807,752
PacifiCare Health Systems, Inc. (b)        9,800     156,800
Patterson Dental Co. (b)                  19,700     806,321
Perrigo Co. (b)                           21,400     252,948
Quest Diagnostics, Inc. (b)               27,800   1,993,537
Sepracor, Inc. (b)                        22,700   1,295,262
Steris Corp. (b)                          20,000     365,400
Triad Hospitals, Inc. (b)                 21,008     616,585
Trigon Healthcare, Inc. (b)               10,400     722,280
Visx, Inc. (b)                            16,000     212,000
                                                  ----------
                                                  20,975,035
                                                  ----------
HOTELS & LODGING (0.2%)
Extended Stay America, Inc. (b)           27,100     444,440
                                                  ----------
INSURANCE (3.7%)
Allmerica Financial Corp.                 15,400     686,070
American Financial Group, Inc.            19,800     486,090
Everest Re Group Ltd.                     13,500     954,450
Fidelity National Financial, Inc.         25,100     622,480
Gallagher (Arthur J.) & Co.               24,600     848,454
HCC Insurance Holdings, Inc.              17,600     484,880
Horace Mann Educators Corp.               11,800     250,396
Leucadia National Corp.                   16,100     464,807
Mony Group, Inc.                          13,900     480,523
Ohio Casualty Corp. (b)                   17,500     280,875
Old Republic International Corp.          34,600     969,146
Protective Life Corp.                     20,000     578,600
Radian Group, Inc.                        27,400   1,176,830
Stancorp Financial Group, Inc.             8,700     411,075
Unitrin, Inc.                             19,700     778,544
                                                  ----------
                                                   9,473,220
                                                  ----------
MACHINERY (0.3%)
AGCO Corp.                                20,800     328,224
Kaydon Corp.                               8,700     197,316
Tecumseh Products Co.                      5,400     273,402
                                                  ----------
                                                     798,942
                                                  ----------
MANUFACTURING (3.1%)
Albany International Corp.                 9,012     195,560
American Standard Co. (b)                 20,800   1,419,184
Ametek, Inc.                               9,600     306,144
Carlisle Companies, Inc.                   8,800     325,424
Diebold, Inc.                             20,900     845,196
Donaldson Co., Inc.                       12,900     501,036
Federal Signal Corp.                      13,300     296,191
Flowserve Corp. (b)                       13,000     345,930
Harsco Corp.                              11,600     397,880
Hillenbrand Industry, Inc.                18,200   1,005,914
Nordson Corp.                              9,500     250,895
Pentair, Inc.                             14,300     522,093
Stewart & Stevenson Services, Inc.         8,200     154,242
Teleflex, Inc.                            11,200     529,872
Trinity Industries, Inc.                  12,800     347,776
York International Corp.                  11,200     427,056
                                                  ----------
                                                   7,870,393
                                                  ----------

                                    Continued

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        DREYFUS NSAT MID CAP INDEX FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

==============================================================
SECURITY DESCRIPTION                      SHARES      VALUE
==============================================================
COMMON STOCK (CONTINUED)

METALS (0.4%)
AK Steel Holding Corp.                     31,400   $  357,332
Carpenter Technology Corp.                  6,400      170,368
Kennametal, Inc.                            8,900      358,403
UCAR International, Inc. (b)               15,900      170,130
                                                    ----------
                                                     1,056,233
                                                    ----------
MINING (0.1%)
Arch Coal, Inc.                            15,200      345,040
                                                    ----------
OFFICE EQUIPMENT & SUPPLIES (0.7%)
HON Industries, Inc.                       17,300      478,345
Miller (Herman), Inc.                      22,200      525,252
Reynolds & Reynolds Co.                    20,900      506,825
Wallace Computer Services, Inc.            12,000      227,880
                                                    ----------
                                                     1,738,302
                                                    ----------
OIL & GAS (5.7%)
B.J. Services Co. (b)                      48,000    1,557,600
Cooper Cameron Corp. (b)                   15,800      637,688
ENSCO International, Inc.                  39,200      974,120
FMC Technologies, Inc. (b)                 18,400      302,680
Forest Oil Corp. (b)                       13,600      383,656
Grant Prideco, Inc. (b)                    31,900      366,850
Hanover Compressor Co. (b)                 18,400      464,784
Helmerich & Payne, Inc.                    14,800      494,024
Murphy Oil Corp.                           13,200    1,109,328
National-Oilwell, Inc. (b)                 23,600      486,396
Noble Affiliates, Inc.                     16,500      582,285
Ocean Energy, Inc.                         49,700      954,240
Pennzoil-Quaker State Co.                  23,100      333,795
Pioneer Natural Resources Co. (b)          28,700      552,762
Pride International, Inc. (b)              38,600      582,860
Smith International, Inc. (b)              14,400      772,128
Tidewater, Inc.                            17,700      600,030
Ultramar Diamond Shamrock Corp.            21,700    1,073,716
Valero Energy Corp.                        17,700      674,724
Varco International, Inc. (b)              27,908      418,062
Weatherford International, Inc. (b)        33,500    1,248,210
                                                    ----------
                                                    14,569,938
                                                    ----------
PAPER & FOREST PRODUCTS (0.8%)
Bowater, Inc.                              16,000      763,200
Glatfelter (P.H.) & Co.                    12,400      193,192
Longview Fibre Co.                         15,000      177,150
Potlatch Corp.                              8,300      243,356
Rayonier, Inc.                              7,900      398,713
Wausau-Mosinee Paper Corp.                 15,000      181,500
                                                    ----------
                                                     1,957,111
                                                    ----------
PHOTOGRAPHY / IMAGING (0.1%)
Imation Corp. (b)                          10,300      222,274
                                                    ----------
PREPACKAGED SOFTWARE (0.2%)
Internet Security, Inc. (b)                13,900      445,634
                                                    ----------
PUBLISHING & PRINTING (1.9%)
Banta Corp.                                 7,200      212,544
Belo (A.H.) Corp.                          32,000      600,000
Lee Enterprises, Inc.                      12,800      465,536
Media General, Inc.                         6,700      333,861
Readers Digest Association                 29,100      671,628
Scholastic Corp. (b)                       10,300      518,399

==============================================================
SECURITY DESCRIPTION                      SHARES      VALUE
==============================================================
COMMON STOCK (CONTINUED)

PUBLISHING & PRINTING (CONTINUED)
Valassis Communications, Inc. (b)           15,600  $  555,672
Washington Post Co.                          2,800   1,484,000
                                                    ----------
                                                     4,841,640
                                                    ----------
REAL ESTATE INVESTMENT TRUSTS (0.4%)
Hospitality Properties Trust                18,200     536,900
New Plan Excel Realty Trust                 25,400     483,870
                                                    ----------
                                                     1,020,770
                                                    ----------
RESTAURANTS (1.0%)
Bob Evans Farms, Inc.                       10,200     250,614
Brinker International, Inc. (b)             28,600     851,136
CBRL Group, Inc.                            16,100     473,984
Outback Steakhouse, Inc. (b)                22,200     760,350
Papa John's International, Inc. (b)          6,500     178,620
                                                    ----------
                                                     2,514,704
                                                    ----------
RETAIL (4.4%)
Abercrombie & Fitch Co. (b)                 28,900     766,717
American Eagle Outfitters Ltd. (b)          20,950     548,262
Barnes & Noble, Inc. (b)                    19,500     577,200
BJ's Wholesale Club, Inc. (b)               21,200     934,920
Borders Group, Inc. (b)                     23,300     462,272
CDW Computer Centers, Inc. (b)              25,600   1,374,975
Claire's Stores, Inc.                       14,200     214,420
Coach, Inc. (b)                             12,700     495,046
Dollar Tree Stores, Inc. (b)                32,750   1,012,303
Fastenal Co.                                11,100     737,373
Lands End, Inc. (b)                          8,600     431,376
Longs Drug Stores Corp.                     11,000     257,180
Nieman Marcus Group, Inc. (b)               13,900     431,873
Payless Shoesource, Inc. (b)                 6,500     364,975
Ross Stores, Inc.                           23,500     753,880
Ruddick Corp.                               13,500     215,865
Saks, Inc. (b)                              41,400     386,676
Tech Data Corp. (b)                         16,000     692,480
Williams Sonoma, Inc. (b)                   16,500     707,850
                                                    ----------
                                                    11,365,643
                                                    ----------
SEMICONDUCTORS (0.3%)
Fairchild Semiconductor Corp. (b)           27,800     783,960
                                                    ----------
SHIPPING/TRANSPORTATION (1.7%)
Airborne, Inc.                              14,000     207,620
Alexander & Baldwin, Inc.                   11,800     315,060
Atlas Air, Inc. (b)                         11,200     164,080
CNF Transportation, Inc.                    14,200     476,410
EGL, Inc. (b)                               13,900     193,905
Expeditors International
of Washington, Inc.                         15,000     854,250
GATX Corp.                                  14,100     458,532
J.B. Hunt Transport Services, Inc. (b)      10,300     238,960
Overseas Shipholding Group, Inc.            10,000     225,000
Robinson (C.H.) Worldwide, Inc.             24,700     714,201
Swift Transportation Co., Inc. (b)          24,400     524,844
                                                    ----------
                                                     4,372,862
                                                    ----------
TEXTILES / APPAREL (0.0%)
Unifi, Inc. (b)                             15,700     113,825
                                                    ----------

                                    Continued

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        DREYFUS NSAT MID CAP INDEX FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

=============================================================
SECURITY DESCRIPTION                   SHARES       VALUE
=============================================================
COMMON STOCKS (CONTINUED)

UTILITIES (7.0%)
AGL Resources, Inc.                       15,900  $  366,018
Allete, Inc.                              24,000     604,800
Alliant Energy Corp.                      25,500     774,180
American Water Works, Inc.                28,900   1,206,575
Black Hills Corp.                          7,600     257,184
Cleco Corp.                               13,100     287,807
Conectiv, Inc.                            25,900     634,291
Covanta Energy Corp. (b)                  14,500      65,540
DPL, Inc.                                 36,900     888,552
DQE, Inc.                                 16,300     308,559
Energy East Corp.                         33,900     643,761
Equitable Resources, Inc.                 18,600     633,702
Great Plains Energy, Inc.                 18,000     453,600
Hawaiian Electric Industries, Inc.         9,900     398,772
Idacorp, Inc.                             10,900     442,540
MDU Resources Group, Inc.                 19,800     557,370
Montana Power Co. (b)                     30,300     174,225
National Fuel Gas Co.                     23,100     570,570
Northeast Utilities                       40,800     719,304
NSTAR                                     15,500     695,175
Oklahoma Gas & Electric Co.               22,700     523,916
Oneok, Inc.                               17,400     310,416
PNM, Inc.                                 11,400     318,630
Potomac Electric Power Co.                31,300     706,441
Puget Energy, Inc.                        25,100     549,439
Questar Corp.                             23,600     591,180
Scana Corp.                               30,600     851,598
Sierra Pacific Resources                  29,800     448,490
Utilicorp United, Inc.                    33,700     848,229
Vectren, Inc.                             19,800     474,804
Western Gas Resources, Inc.                9,500     307,040
Western Resources, Inc.                   20,600     354,320
WGL Holdings, Inc.                        14,200     412,794
Wisconsin Energy Corp.                    34,000     767,040
                                                 -----------
                                                  18,146,862
                                                 -----------
TOTAL COMMON STOCK                               246,653,876
                                                 -----------

=============================================================
SECURITY DESCRIPTION                  SHARES        VALUE
=============================================================
WARRANT (0.0%)
Dime Bancorp, Inc.                      16,800  $      2,520
                                                -------------
TOTAL WARRANT                                          2,520
                                                -------------
=============================================================
SECURITY DESCRIPTION                PRINCIPAL       VALUE
=============================================================
U.S. TREASURY BILLS (0.2%)
2.29%, 03/21/02 (c)                 $  550,000       547,998
                                                -------------
TOTAL U.S. TREASURY BILLS                            547,998
                                                -------------
REPURCHASE AGREEMENT (4.3%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by Fannie Mae Strip)                10,990,811    10,990,811
                                                -------------
TOTAL REPURCHASE AGREEMENT                        10,990,811
                                                -------------
TOTAL INVESTMENTS
(COST $260,327,901) (a) - (100.2%)               258,195,205
LIABILITIES IN EXCESS
OF OTHER ASSETS - (-0.2%)                           (572,099)
                                                -------------
NET ASSETS - (100.0%)                           $257,623,106
                                                =============

-------------------------------------------------------------
(a) Cost for federal income tax is $265,203,547 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,875,646. Net unrealized appreciation (depreciation) of securities as follows:

          Unrealized appreciation            $  26,363,740
          Unrealized depreciation             (33,372,082)
                                            --------------
          Net  unrealized  depreciation     $  (7,008,342)
                                            ==============

(b)  Denotes a non-income producing security.
(c)  Pledged as collateral for futures.

AT DECEMBER 31, 2001, THE FUND'S OPEN FUTURES CONTRACTS WERE AS FOLLOWS:
----------------------------------------------------------------------------------
                                                                      UNREALIZED
NUMBER OF                                         MARKET VALUE       APPRECIATION
CONTRACTS  LONG CONTRACT          EXPIRATION  COVERED BY CONTRACTS    AT 12/31/01
----------------------------------------------------------------------------------
46         S&P Midcap 400 Future    03/14/02  $          11,709,300  $     118,350

See notes to financial statements.

              NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                TURNER NSAT GROWTH FOCUS FUND

          STATEMENT OF INVESTMENTS DECEMBER 31, 2001


=========================================================
SECURITY DESCRIPTION                  SHARES     VALUE
=========================================================
COMMON STOCKS (97.2%)

ADVERTISING (6.1%)

Omnicom Group, Inc.                    8,860  $   791,641
                                              -----------

BROADCASTING (2.5%)

Univision Communications, Inc. (b)     8,220      332,581
                                              -----------

BUILDING MATERIALS (4.1%)

Weyerhaeuser Co.                       9,820      531,066
                                              -----------

COMMUNICATIONS EQUIPMENT (15.4%)
Brocade Communications
Systems, Inc. (b)                     21,620      716,055
Cisco Systems, Inc. (b)               38,210      691,983
Nextel Communications,

Inc. Class A (b)                      54,750      600,060
                                              -----------
                                                2,008,098
                                              -----------
COMPUTER SOFTWARE & SERVICES (18.5%)
PeopleSoft, Inc. (b)                  16,050      645,210

Siebel Systems, Inc. (b)              18,640      521,547

VERITAS Software Corp. (b)            14,880      667,070
Yahoo, Inc. (b)                       32,270      572,470
                                              -----------
                                                2,406,297
                                              -----------

ELECTRONICS (9.4%)
Flextronics International Ltd. (b)    23,640      567,124
Gemstar-TV Guide
International, Inc. (b)               23,650      655,105
                                              -----------
                                                1,222,229
                                              -----------

FINANCIAL SERVICES (9.7%)

Charles Schwab Corp.                  47,530      735,289
Merrill Lynch & Co.                   10,240      533,709
                                              -----------
                                                1,268,998
                                              -----------
INSURANCE (6.5%)
American International Group, Inc.    10,620      843,228
                                              -----------


=========================================================
SECURITY DESCRIPTION                  SHARES     VALUE
=========================================================
MEDICAL (8.8%)
Genzyme Corp. (b)                      8,300  $   496,838
IDEC Pharmaceuticals Corp. (b)         9,430      650,010
                                              -----------
                                                1,146,848
                                              -----------
OIL & GAS (4.9%)
Baker Hughes, Inc.                    17,700      645,519
                                              -----------
SEMICONDUCTORS (11.3%)
Broadcom Corp. (b)                    12,790      522,727
Micron Technology, Inc. (b)           13,780      427,180
Taiwan Semiconductor
Manufacturing Co. Ltd. - ADR (b)      30,730      527,634
                                              -----------
                                                1,477,541
                                              -----------
TOTAL COMMON STOCKS                            12,674,046
                                              -----------
TOTAL INVESTMENTS
(COST $12,481,778) (a) - (97.2%)               12,674,046
OTHER ASSETS IN EXCESS
OF LIABILITIES - (2.8%)                           369,476
                                              -----------
TOTAL NET ASSETS - (100%)                     $13,043,522
                                              ===========
---------------------------------------------------------

(a)  Cost for federal income tax is
     $12,839,978 and differs from cost basis
     for financial reporting purposes by the
     amount of losses recognized for
     financial reporting purposes in excess
     of federal income tax reporting of
     approximately $358,200. Net unrealized
     appreciation (depreciation) of
     securities as follows::
        Unrealized appreciation     $     88,609
        Unrealized  depreciation        (254,541)
                                    -------------
        Net unrealized depreciation $   (165,932)
                                    =============

(b)  Denotes a non-income producing security.
ADR       American  Depositary  Receipt

See  notes  to  financial  statements.

        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

      GARTMORE NSAT MILLENNIUM GROWTH FUND

   STATEMENT OF INVESTMENTS DECEMBER 31, 2001

=======================================================
SECURITY DESCRIPTION                   SHARES   VALUE
=======================================================

COMMON STOCKS (98.4%)
ADVERTISING (2.2%)
Lamar Advertising Co. (b)                 600  $ 25,404
The Interpublic Group of Cos., Inc.       800    23,632
                                               --------
                                                 49,036
                                               --------
AEROSPACE / DEFENSE (2.1%)

General Dynamics Corp.                    300    23,892

L-3 Communications

Holdings, Inc. (b)                        260    23,400
                                               --------
                                                 47,292
                                               --------
BUSINESS SERVICES (4.5%)
Administaff, Inc. (b)                     400    10,964
Cintas Corp.                              500    24,000
Exult, Inc. (b)                         1,500    24,075

Jacobs Engineering Group, Inc. (b)        300    19,800

Sabre Group Holdings, Inc. (b)            500    21,175
                                               --------
                                                100,014
                                               --------
CHEMICALS (1.0%)
Georgia Gulf Corp.                      1,200    22,200
                                               --------
COMPUTER SOFTWARE & SERVICES (14.3%)
Ariba, Inc. (b)                         1,900    11,704
Brocade Communications

Systems, Inc. (b)                         600    19,872

Electronic Arts, Inc. (b)                 300    17,985

Emulex Corp. (b)                          400    15,804
Fiserv, Inc. (b)                          631    26,704
Informatica Corp. (b)                     700    10,157
Intuit, Inc. (b)                          400    17,112

Manugistics Group, Inc. (b)               600    12,648
McDATA Corp. Class B (b)                  500    12,555
NetScreen Technologies, Inc. (b)        1,000    22,130
NVIDIA Corp. (b)                          500    33,450
Precise Software Solutions Ltd. (b)     1,000    20,660
Rational Sotware Corp. (b)                500     9,750
Saba Software, Inc. (b)                 4,400    22,968
Sungard Data Systems, Inc. (b)            400    11,572
Sybase, Inc. (b)                        1,500    23,640
The BISYS Group, Inc. (b)                 200    12,798
THQ, Inc. (b)                             300    14,541
                                               --------
                                                316,050
                                               --------
DISTRIBUTION (0.6%)
SCP Pool Corp. (b)                        450    12,353
                                               --------
DRUGS (10.7%)

Abgenix, Inc. (b)                         200     6,728
AmerisourceBergen Corp.                   140     8,897
Barr Laboratories, Inc. (b)               100     7,936
Cardinal Health, Inc.                     350    22,631
Forest Laboratories, Inc. (b)             400    32,780
King Pharmaceuticals, Inc. (b)          1,400    58,982
Medicis Pharmaceutical
Corp. Class A (b)                         600    38,754
MedImmune, Inc. (b)                       500    23,175
OSI Pharmaceuticals, Inc. (b)             300    13,722
Teva Pharmaceutical Industries Ltd.       400    24,652
                                               --------
                                                238,257
                                               --------

=======================================================
SECURITY DESCRIPTION                   SHARES   VALUE
=======================================================
COMMON STOCKS (CONTINUED)
EDUCATION (1.0%)
Apollo Group, Inc. Class A (b)            500  $ 22,505
                                               --------
ELECTRONICS (0.8%)
Gentex Corp. (b)                          700    18,711
                                               --------
FINANCIAL / MISCELLANEOUS (5.0%)

Capital One Financial Corp.               300    16,185

Doral Financial Corp.                   1,000    31,210
Investors Financial Services Corp.        500    33,105
Regions Financial Corp.                   400    11,976
Synovus Financial Corp.                   700    17,535
                                               --------
                                                110,011
                                               --------
HEALTHCARE (2.6%)

Accredo Health, Inc. (b)                  300    11,910

Apria Healthcare Group, Inc. (b)          500    12,495
Community Health Care (b)                 900    22,950
LifePoint Hospitals, Inc. (b)             300    10,212
                                               --------
                                                 57,567
                                               --------
INSURANCE (1.1%)
Willis Group Holdings Ltd. (b)          1,000    23,550
                                               --------
INTERNET SERVICE PROVIDERS (1.7%)

eBay, Inc. (b)                            300    20,070

VeriSign, Inc. (b)                        200     7,608

Vignette Corp. (b)                      1,900
                                                 10,203
                                               --------
                                                 37,881
                                               --------
MANUFACTURING (1.7%)

Masco Corp.                             1,500    36,750
                                               --------

MEDICAL - BIOMEDICAL / GENETIC (6.7%)
Applied Biosystems Group -
Applera Corp.                             500    19,635
Biogen, Inc. (b)                          300    17,205
Genzyme Corp. (b)                         400    23,944
ICOS Corp. (b)                            100     5,744
IDEC Pharmaceuticals Corp. (b)            300    20,679
Immunex Corp. (b)                         800    22,168
Invitrogen Corp. (b)                      300    18,579
Millenium Pharmaceuticals, Inc. (b)       400     9,804
Protein Design Labs, Inc. (b)             340    11,152
                                               --------
                                                148,910
                                               --------
MEDICAL - HOSPITALS (1.2%)
Universal Health
Services, Inc. Class B (b)                600    25,668
                                               --------

MEDICAL INSTRUMENTS (3.6%)
Biomet, Inc.                              700    21,630
Guidant Corp. (b)                         500    24,900
McKesson Corp.                            900    33,660
                                               --------
                                                 80,190
                                               --------

MEDICAL LABORATORIES (1.6%)
DIANON Systems, Inc. (b)                  200    12,160
Laboratory Corp. of
America Holdings (b)                      300    24,255
                                               --------
                                                 36,415
                                               --------

                        Continued

            NATIONWIDE(R) SEPARATE ACCOUNT TRUST

           GARTMORE NSAT MILLENNIUM GROWTH FUND

  STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

=============================================================
SECURITY DESCRIPTION                    SHARES       VALUE
=============================================================
COMMON STOCKS (CONTINUED)

MEDICAL PRODUCTS (1.4%)

American Medical Systems
Holdings, Inc. (b)                         1,000  $   20,690
Becton, Dickinson & Co.                      300       9,945
                                                  -----------
                                                      30,635
                                                  -----------
METALS (1.0%)
Phelps Dodge Corp.                           700      22,680
                                                  -----------
OIL & GAS (4.7%)
Encore Acquisition Co. (b)                   800      10,648
Nabors Industries, Inc. (b)                  390      13,389
Noble Affiliates, Inc.                       590      20,822
Pride International, Inc. (b)                770      11,627
Smith International, Inc. (b)                320      17,158
Spinnaker Exploration Co. (b)                340      13,994
Transocean Sedco Forex, Inc.                 470      15,895
                                                  -----------
                                                     103,533
                                                  -----------
RETAIL (7.7%)
Bed Bath & Beyond, Inc. (b)                1,100      37,290
Best Buy Co., Inc. (b)                       400      29,792
BJ's Wholesale Club, Inc. (b)                500      22,050
O'Reilly Automotive, Inc. (b)                700      25,529
Staples, Inc. (b)                            600      11,220
The TJX Companies, Inc.                      500      19,930
Williams Sonoma, Inc. (b)                    600      25,740
                                                  -----------
                                                     171,551
                                                  -----------
RETAIL / FOOD & DRUG (2.7%)
Costco Wholesale Corp. (b)                   600      26,628
Smithfield Foods, Inc. (b)                 1,460      32,178
                                                  -----------
                                                      58,806
                                                  -----------
RETAIL / RESTAURANT (0.8%)
Starbucks Corp. (b)                          900      17,145
                                                  -----------
SEMICONDUCTORS (11.9%)
Altera Corp. (b)                             800      16,976
ASE Test Ltd. (b)                            900      12,537
Broadcom Corp. Class A (b)                   400      16,348
Elantec Semiconductor, Inc. (b)              600      23,040
Intersil Corp. Class A (b)                 1,000      32,250
KLA-Tencor Corp. (b)                         600      29,736
LSI Logic Corp. (b)                        1,300      20,514
Marvel Technology Group Ltd. (b)             900      32,238
Novellus Systems, Inc. (b)                   500      19,725
PMC-Sierra, Inc. (b)                         400       8,504
QLogic Corp. (b)                             300      13,353
Taiwan Semiconductor ADR (b)               1,700      29,189
Teradyne, Inc. (b)                           300       9,042
                                                  -----------
                                                     263,452
                                                  -----------
STORAGE / WAREHOUSING (0.8%)
Mobile Mini, Inc. (b)                        470      18,386
                                                  -----------
TELECOMMUNICATIONS (1.2%)
Comcast Corp. (b)                            290      10,440
Univision Communications, Inc. (b)           400      16,184
                                                  -----------
                                                      26,624
                                                  -----------

=============================================================
SECURITY DESCRIPTION                    SHARES       VALUE
=============================================================
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS EQUIPMENT (2.2%)
Finisar Corp. (b)                            800  $    8,136
Polycom, Inc. (b)                            500      17,035
Terayon Communications
Systems, Inc. (b)                          2,900      23,986
                                                  -----------
                                                      49,157
                                                  -----------

THERAPEUTICS (0.6%)
Gilead Sciences, Inc. (b)                    200      13,144
                                                  -----------

TRANSPORTATION & SHIPPING (1.0%)
Knight Transportation, Inc. (b)            1,125      21,128
                                                  -----------
TOTAL COMMON STOCKS                                2,179,601
                                                  -----------

=============================================================
SECURITY DESCRIPTION                    PRINCIPAL     VALUE
=============================================================

REPURCHASE AGREEMENT (2.5%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized by
Freddie Mac Gold Securities) $56,192                  56,192
                                                  -----------
TOTAL REPURCHASE AGREEMENT                            56,192
                                                  -----------
TOTAL INVESTMENTS
(COST $2,117,075) (a) - (100.9%)                   2,235,793
LIABILITIES IN EXCESS OF
OTHER ASSETS - (-0.9)%                               (19,083)
                                                  -----------

TOTAL NET ASSETS - (100.0%)                       $2,216,710
                                                  ===========
-------------------------------------------------------------

(a)  Represents cost for financial reporting
     purposes and differs from value by
     unrealized appreciation (depreciation)
     of securities as follows:
        Unrealized  appreciation    $     200,938
        Unrealized  depreciation          (82,220)
                                    --------------
        Net unrealized appreciation $     118,718
                                    ==============
     Aggregate cost for federal income tax purposes is
     substantially the same.
(b)  Denotes  a  non-income  producing  security.
ADR          American  Depositary  Receipt

See  notes  to  the  financial  statements.

              NATIONWIDE(R) SEPARATE ACCOUNT TRUST
  GARTMORE NSAT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
        STATEMENT OF INVESTMENTS DECEMBER 31, 2001

==========================================================
SECURITY DESCRIPTION                   SHARES     VALUE
==========================================================

COMMON STOCKS (96.1%)
HONG KONG (0.3%)
ADVERTISING (0.3%)
Clear Media Ltd. (b)                   74,000  $    54,092
                                               -----------
JAPAN (4.8%)

CIRCUIT BOARDS (1.5%)
IBIDEN CO. LTD.                        16,200      218,538
                                               -----------
COMPUTER SOFTWARE (1.1%)
Capcom Co. Ltd.                         6,700      177,392
                                               -----------
TOYS (2.2%)

Nintendo Co. Ltd.                       1,900      332,710
                                               -----------
                                                   728,640
                                               -----------
KOREA (2.0%)

SEMICONDUCTORS (2.0%)
Samsung Electronics Co. Ltd.            1,500      318,614
                                               -----------
NORWAY (1.7%)

TELECOM EQUIPMENT (1.7%)

Tandberg ASA (b)                       12,000      267,580
                                               -----------
TAIWAN (3.5%)

SEMICONDUCTORS (3.5%)
Taiwan Semiconductor ADR (b)           32,100      551,157
                                               -----------
UNITED STATES (83.8%)

COMPUTER SOFTWARE / SERVICES (41.8%)
Ariba, Inc. (b)                        27,700      170,632
CNET Networks, Inc. (b)                34,600      310,362
Computer Associates
International, Inc.                    12,200      420,778
Dell Computer Corp. (b)                17,000      462,060
E.piphany, Inc. (b)                    18,200      158,522
eBay, Inc. (b)                          6,200      414,780
Electronic Arts, Inc.                  10,400      623,481
Electronic Data Systems Corp.           2,900      198,795
EMC Corp. (b)                          28,900      388,416
Hewlett-Packard Co.                    18,100      371,774
Intuit, Inc. (b)                       11,700      500,526
Microsoft Corp. (b)                     2,300      152,375
NetScreen Technologies, Inc. (b)        7,400      163,762
Polycom, Inc. (b)                      13,400      456,538
Precise Software Solutions Ltd. (b)     6,900      142,554
Saba Software, Inc. (b)                28,600      149,292
SmartForce PLC (b)                      6,100      150,975
Sun Microsystems, Inc. (b)             25,900      318,570
Sybase, Inc. (b)                       20,100      316,776
Take-Two Interactive Software, Inc.     5,800       93,786
THQ, Inc.                               4,800      232,656
Tumbleweed
Communications Corp. (b)               24,000      142,560
Vignette Corp. (b)                     29,500      158,415
                                               -----------
                                                 6,498,385
                                               -----------


==========================================================
SECURITY DESCRIPTION                   SHARES     VALUE
==========================================================

COMMON STOCKS (CONTINUED)

UNITED STATES (CONTINUED)

COMPUTERS - INTEGRATED SYSTEMS (7.1%)
Brocade Communications
Systems, Inc. (b)                       4,900  $   162,288
McDATA Corp. Class B (b)               11,900      298,809
Sungard Data Systems, Inc. (b)         11,200      324,016
The BISYS Group, Inc. (b)               5,100      326,349
                                               -----------
                                                 1,111,462
                                               -----------
DATA PROCESSING & REPRODUCTION (4.8%)
Alliance Data Systems Corp. (b)        27,000      517,050
Fiserv, Inc. (b)                        5,638      238,600
                                               -----------
                                                   755,650
                                               -----------
ENTERTAINMENT (3.7%)
Comcast Corp. (b)                       1,910       68,760
Hollywood Entertainment Corp. (b)       3,900       55,731
L-3 Communications
Holdings, Inc. (b)                      5,100      459,000
                                               -----------

                                                   583,491
                                               -----------
SEMICONDUCTORS (23.9%)
Altera Corp. (b)                       11,100      235,542
ASE Test Ltd. (b)                      13,400      186,662
Broadcom Corp. Class A (b)              5,400      220,698
Elantec Semiconductor, Inc. (b)         8,600      330,240
Intel Corp.                            14,400      452,880
Intersil Corp. Class A (b)              9,900      319,275
KLA-Tencor Corp. (b)                    6,100      302,316
LSI Logic Corp. (b)                    30,700      484,446
Marvel Technology Group Ltd. (b)        8,300      297,306
Nassda Corp. (b)                        8,500      191,165
Novellus Systems, Inc. (b)              3,500      138,075
NVIDIA Corp. (b)                        8,200      548,580
                                               -----------
                                                 3,707,185
                                               -----------
TELECOM EQUIPMENT (2.5%)
Finisar Corp. (b)                       6,500       66,105
Terayon Communications
Systems, Inc. (b)                      39,300      325,050
                                               -----------
                                                   391,155
                                               -----------
                                                13,047,328
                                               -----------
TOTAL COMMON STOCKS                             14,967,411
                                               -----------

                         Continued

             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

 GARTMORE NSAT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND

  STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

==========================================================
SECURITY DESCRIPTION                PRINCIPAL    VALUE
==========================================================
REPURCHASE AGREEMENT (5.9%)
FIFTH THIRD BANK, 1.37%, 01/02/02
(FULLY COLLATERALIZED BY
RFM SECURITIES)                     $924,447  $   924,447
                                              ------------
TOTAL REPURCHASE AGREEMENT                        924,447
                                              ------------
TOTAL INVESTMENTS
(COST $15,524,829) (a) - (102.0%)              15,891,858
LIABILITIES IN EXCESS
OF OTHER ASSETS - (-2.0%)                        (307,322)
                                              ------------
TOTAL NET ASSETS - (100.0%)                   $15,584,536
                                              ------------
----------------------------------------------------------
(a)  Represents cost for financial reporting
     purposes and differs from value by
     unrealized appreciation (depreciation)
     of securities as follows:
        Unrealized  appreciation     $     812,899
        Unrealized  depreciation          (445,870)
                                     --------------
        Net unrealized appreciation  $     367,029
                                     ==============

     Aggregate cost for federal income tax purposes
     is substantially the same.
(b)  Denotes  a  non-income  producing  security.
ADR             American  Depositary  Receipt
RFM             Residential  Funding  Mortgage

See  notes  to  the  financial  statements.

           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

      GARTMORE NSAT GLOBAL HEALTH SCIENCES FUND

      STATEMENT OF INVESTMENTS DECEMBER 31, 2001

==========================================================
SECURITY DESCRIPTION                    SHARES    VALUE
==========================================================

COMMON STOCKS (91.7%)

BIOTECHNOLOGY (20.5%)
Abgenix, Inc. (b)                        1,280  $   43,059
Amgen, Inc. (b)                          1,330      75,065
Cephalon, Inc. (b)                         600      45,351
Cubist Pharmaceuticals, Inc. (b)         1,170      42,073
Exelixis, Inc. (b)                       1,360      22,603
Genentech, Inc. (b)                      1,680      91,140
Genzyme Corp. (b)                        1,380      82,607
IDEC Pharmaceuticals Corp. (b)           1,110      76,512
Invitrogen Corp. (b)                       720      44,590
                                                ----------
                                                   523,000
                                                ----------
MEDICAL SPECIALTIES (9.7%)
Aventis SA-ADR                              50       3,550
Boston Scientific Corp. (b)              1,500      36,180
OSI Pharmaceuticals, Inc. (b)            1,440      65,866
Priority Healthcare Corp. (b)            2,600      91,493
UnitedHealth Group, Inc.                   380      26,893
Viasys Healthcare, Inc. (b)              1,050      21,221
                                                ----------
                                                   245,203
                                                ----------
PHARMACEUTICALS: GENERIC (5.8%)
Barr Laboratories, Inc. (b)              1,230      97,613
Endo Pharmaceuticals
Holdings, Inc. (b)                       3,210      37,461

K-V Pharmaceutical Co. (b)                 410      12,095
                                                ----------
                                                   147,169
                                                ----------
PHARMACEUTICALS: MAJOR (17.6%)
Abbott Laboratories                      2,270     126,553
American Home Products Corp.             2,291     140,575
GlaxoSmithKline PLC - ADR                   50       2,491
Johnson & Johnson                          850      50,235
Pfizer, Inc.                             3,224     128,476
                                                ----------
                                                   448,330
                                                ----------
PHARMACEUTICALS: OTHER (17.5%)
Allergan, Inc.                           1,180      88,559
Forest Laboratories, Inc. (b)            1,150      94,243
King Pharmaceuticals, Inc. (b)           2,060      86,788
Medicis Pharmaceutical Corp. (b)         1,280      82,675
Sepracor, Inc. (b)                       1,120      63,907
Shire Pharmaceuticals
Group PLC-ADR (b)                          750      27,450
                                                ----------
                                                   443,622
                                                ----------
SERVICES TO THE HEALTH INDUSTRY (7.8%)
AMN Healthcare Services, Inc. (b)        1,490      40,826
Covance, Inc. (b)                        2,520      57,204
Gentiva Health Services, Inc. (b)        2,540      55,753
Laboratory Corp. of
America Holdings (b)                       540      43,659
                                                ----------
                                                   197,442
                                                ----------

==========================================================
SECURITY DESCRIPTION                    SHARES    VALUE
==========================================================

COMMON STOCKS (CONTINUED)

THERAPEUTICS (12.8%)
Connetics Corp. (b)                      1,050  $   12,495
CV Therapeutics, Inc. (b)                  750      39,015
Gilead Sciences, Inc. (b)                1,240      81,493
NPS Pharmaceuticals, Inc. (b)            1,990      76,217
SangStat Medical Corp. (b)               1,650      32,406
Tularik, Inc. (b)                        1,560      37,471
United Therapeutics Corp. (b)            4,440      46,220
                                                ----------
                                                   325,317
                                                ----------
TOTAL COMMON STOCKS                              2,330,083
                                                ----------

TOTAL INVESTMENTS
(COST $2,186,293) (a) - (91.7%)                  2,330,083
OTHER ASSETS IN EXCESS
OF LIABILITIES - (8.3%)                            209,645
                                                ----------
TOTAL NET ASSETS - (100.0%)                     $2,539,728
                                                ==========

----------------------------------------------------------
(a)  Cost for federal income tax is
     $2,231,145 and differs from cost basis
     for financial reporting purposes by the
     amount of losses recognized for
     financial reporting purposes in excess
     of federal income tax reporting of
     approximately $44,852. Net unrealized
     appreciation (depreciation) of
     securities as follows:
         Unrealized  appreciation         $ 121,573
         Unrealized  depreciation           (22,635)
                                          ----------
         Net  unrealized  appreciation    $  98,938
                                          ==========
(b)  Denotes  a  non-income  producing  security.
ADR               American  Depositary  Receipt

See  notes  to  financial  statements.

             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

              GARTMORE GVIT U.S. LEADERS FUND

         STATEMENT OF INVESTMENTS DECEMBER 31, 2001

==================================================================
SECURITY DESCRIPTION                         SHARES       VALUE
==================================================================
COMMON STOCKS (91.8%)

BEVERAGES (3.9%)
PepsiCo, Inc.                                     800  $   38,952
                                                       -----------
BEVERAGES / ALCOHOLIC (4.0%)
Anheuser Busch Cos., Inc.                         900      40,689
                                                       -----------
CAPITAL GOODS (7.8%)
Eaton Corp.                                       500      37,205
Parker Hannifin Corp.                             900      41,319
                                                       -----------
                                                           78,524
                                                       -----------
CHEMICALS (4.0%)
Ecolab, Inc.                                    1,000      40,250
                                                       -----------
CONSTRUCTION & BUILDING MATERIALS (8.1%)
Masco Corp.                                     1,600      39,200
Vulcan Materials Co.                              900      43,146
                                                       -----------
                                                           82,346
                                                       -----------
CONSUMER DURABLE (7.9%)
Fortune Brands, Inc.                            1,000      39,590
Maytag Corp.                                    1,300      40,339
                                                       -----------
                                                           79,929
                                                       -----------
ELECTRIAL EQUIPMENT (4.1%)
Spx Corp. (b)                                     300      41,070
                                                       -----------
FINANCE SERVICES (3.9%)
Fannie Mae                                        500      39,750
                                                       -----------
FINANCIAL - MISCELLANEOUS SERVICES (4.2%)
MBNA Corp.                                      1,200      42,240
                                                       -----------
FINANCIAL / BANKS (3.9%)
Wells Fargo & Co.                                 900      39,105
                                                       -----------
HEALTHCARE (11.9%)
Johnson & Johnson, Inc.                           700      41,370
Manor Care, Inc. (b)                            1,700      40,307
St. Jude Medical, Inc. (b)                        500      38,825
                                                       -----------
                                                          120,502
                                                       -----------
LEISURE PRODUCTS (3.9%)
Brunswick Corp.                                 1,800      39,168
                                                       -----------

MANUFACTURING (4.0%)
Illinois Tool Works, Inc.                         600      40,632
                                                       -----------
PAPER & FOREST PRODUCTS (4.0%)
International Paper Co.                         1,000      40,350
                                                       -----------
POLLUTION CONTROL (4.1%)
Pall Corp.                                      1,700      40,902
                                                       -----------
RAILROADS (4.0%)
Norfolk Southern Corp.                          2,200      40,326
                                                       -----------
SHELTER (3.9%)
Leggett & Platt, Inc.                           1,700      39,100
                                                       -----------
UTILITIES (4.2%)
Dominion Resources, Inc. of Virginia              700      42,070
                                                       -----------
TOTAL COMMON STOCKS                                       925,905
                                                       -----------

==================================================================
SECURITY DESCRIPTION                       PRINCIPAL   VALUE
==================================================================

REPURCHASE AGREEMENT (8.2%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized by
Freddie Mac Securities)                    $   82,632  $   82,632
                                                       -----------
TOTAL REPURCHASE AGREEMENT                                 82,632
                                                       -----------
TOTAL INVESTMENTS
(COST $1,000,282) (A) - (100.0%)                        1,008,537
LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.0%)                                     (346)
                                                       -----------
NET ASSETS - (100.0%)                                  $1,008,191
                                                       ===========

------------------------------------------------------------------
(a)  Represents cost for financial reporting
     purposes and differs from value by
     unrealized appreciation (depreciation)
     of securities as follows:
        Unrealized appreciation        $ 11,767
        Unrealized  depreciation         (3,512)
                                       ---------
        Net  unrealized  appreciation  $  8,255
                                       =========
     Aggregate cost for federal income tax purposes is substantially the same.
(b)  Denotes  a  non-income  producing  security.

See  notes  to  financial  statements.

        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

       GARTMORE  NSAT  EMERGING  MARKETS  FUND

  STATEMENT  OF  INVESTMENTS    DECEMBER  31,  2001

===========================================================
SECURITY DESCRIPTION                    SHARES     VALUE
===========================================================
COMMON STOCKS (95.2%)

BRAZIL (15.6%)

BANKING (2.5%)
Banco Bradesco SA ADR                    15,600  $  400,920
                                                 ----------
BEVERAGES (1.0%)
Companhia de Bebidas
das Americas ADR                          8,100     164,349
                                                 ----------
ELECTRIC UTILITY (1.5%)
Companhia Paranaense
de Energia-Copel ADR                     30,200     237,070
                                                 ----------
MINING (0.8%)
Cia Vale Do Rio Doce ADR                  5,300     125,133
                                                 ----------
OIL & GAS (2.2%)
Petroleo Brasileiro SA ADR               15,850     352,346
                                                 ----------
PAPER PRODUCTS (0.5%)
Votorantim Celulose ADR                   4,500      79,425
                                                 ----------
RETAIL - FOOD PRODUCTS (0.8%)
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar ADR                   6,000     132,000
                                                 ----------
STEEL (1.5%)
Gerdau SA ADR                            25,000     242,750
                                                 ----------
TELECOMMUNICATIONS (4.8%)
Brasil Telecom
Participacoes SA ADR                      4,700     194,956
Tele Centro Oeste Celular
Participacoes SA ADR                     25,000     175,000
Tele Norte Leste
Participacoes SA ADR                     25,000     390,750
                                                 ----------
                                                    760,706
                                                 ----------
                                                  2,494,699
                                                 ----------

CHINA (1.1%)

AUDIO / VIDEO PRODUCTS (0.5%)
Nanjing Panda Electronics (b)           222,000      82,561
                                                 ----------
OIL & GAS (0.6%)
Petrochina Co. Ltd.                     550,000      97,335
                                                 ----------
                                                    179,896
                                                 ----------
GREECE (0.7%)

TELECOMMUNICATIONS (0.7%)
STET Hellas
Telecommunications SA ADR (b)            17,987     110,620
                                                 ----------
HONG KONG (4.5%)

AUTOMOBILE (0.9%)
Denway Motors Ltd.                      480,000     149,272
                                                 ----------
REAL ESTATE (1.3%)
Wheelock & Co. Ltd.                     246,000     209,789
                                                 ----------


===========================================================
SECURITY DESCRIPTION                    SHARES     VALUE
===========================================================
COMMON STOCKS (CONTINUED)

HONG KONG (CONTINUED)

TELECOMMUNICATIONS (2.3%)
China Mobile Ltd. ADR (b)                20,600  $  360,088
                                                 ----------
                                                    719,149
                                                 ----------
HUNGARY (2.8%)

PHARMACEUTICALS (0.7%)
Gedeon Richter Rt. GDR                    2,000     107,500
                                                 ----------
TELECOMMUNICATIONS (2.1%)
MATAV ADR                                20,400     346,596
                                                 ----------
                                                    454,096
                                                 ----------
INDIA (7.3%)

BIOTECHNOLOGY (1.4%)
Ranbaxy Laboratories Ltd. GDR            14,000     216,300
                                                 ----------
DIVERSIFIED (2.3%)
Reliance Industries Ltd. GDR             27,400     376,202
                                                 ----------
FINANCIAL SERVICES (1.7%)
ICICI Ltd. ADR                           45,900     274,482
                                                 ----------
INTERNET (0.1%)
Satyam Infoway Ltd. ADR (b)              12,600      19,152
                                                 ----------
SOFTWARE & COMPUTER SERVICES (1.8%)
Wipro Ltd. ADR                            7,800     285,480
                                                 ----------
                                                  1,171,616
                                                 ----------

ISRAEL (3.4%)

COMPUTER HARDWARE MANUFACTURING (2.5%)
M-Systems Flash Disk
Pioneer Ltd. (b)                         33,800     395,122
                                                 ----------
SOFTWARE & COMPUTER SERVICES (0.9%)
Precise Software Solutions, Inc. (b)      7,000     144,620
                                                 ----------
                                                    539,742
                                                 ----------

KOREA (17.1%)
AUTOMOBILE (1.4%)
Hyundai Motor Co. Ltd. GDR               21,700     223,510
                                                 ----------
BANKING (4.1%)
Shinhan Bank GDR (b)                     24,000     642,000
                                                 ----------
CONSUMER GOODS (2.8%)
LG Electronics, Inc. GDR                 80,000     448,000
                                                 ----------
ELECTRONICS (5.1%)
Samsung Corp.                            13,700      75,931
Samsung Corp. GDR                        16,950     720,376
                                                 ----------
                                                    796,307
                                                 ----------
FINANCE (1.0%)
Lg Investment & Securities (b)           14,500     164,484
                                                 ----------
SHIPBUILDING (0.3%)
Daewoo Shipbuilding & Marine
Engineering Co. Ltd. (b)                 11,400      55,112
                                                 ----------

                           Continued

        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

       GARTMORE  NSAT  EMERGING  MARKETS  FUND

  STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
COMMON STOCKS (CONTINUED)

KOREA (CONTINUED)
TELECOMMUNICATIONS (2.4%)
SK Telecom Co. Ltd. ADR                     18,000  $   389,160
                                                    -----------
                                                      2,718,573
                                                    -----------
MALAYSIA (0.7%)

BANKING (0.7%)
AMMB Holdings Berhad                       113,000      104,672
                                                    -----------
MEXICO (12.4%)

CABLE TV / PROGRAMMING (1.7%)
TV Azteca SA de CV ADR                      39,600      268,884
                                                    -----------
CONSTRUCTION (1.6%)
Consorcio ARA SA de CV ADR (b)              14,600      257,332
                                                    -----------
DIVERSIFIED (1.9%)
Alfa SA Class A                            118,300      132,641
Grupo IMSA SA de CV ADR                     17,800      167,676
                                                    -----------
                                                        300,317
                                                    -----------

FINANCIAL SERVICES (1.2%)
Grupo Financiero Banorte SA (b)             90,400      184,378
                                                    -----------

RETAIL (2.7%)
Grupo Elektra SA de CV ADR                  24,200      157,300
Wal-Mart de Mexico SA de CV ADR             10,200      278,125
                                                    -----------
                                                        435,425
                                                    -----------

TELECOMMUNICATIONS (3.3%)
Carso Global Telecom ADR (b)               110,947      482,820
Grupo Iusacell SA de CV ADR (b)             12,800       50,816
                                                    -----------
                                                        533,636
                                                    -----------
                                                      1,979,972
                                                    -----------
POLAND (0.7%)

PETROLEUM (0.7%)
Polski Koncern Naftowy
Orlen SA GDR                                11,700      114,075
                                                    -----------
RUSSIA (5.5%)

MINING (1.4%)
Norilsk Nickel ADR (b)                      12,500      217,500
                                                    -----------

OIL & GAS (4.1%)
OAO Gazprom ADR                             30,000      295,500
Tatneft ADR                                 36,000      371,520
                                                    -----------
                                                        667,020
                                                    -----------
                                                        884,520
                                                    -----------
SOUTH AFRICA (4.2%)

BANKING & FINANCE (1.2%)
Boe Ltd.                                   105,600       33,366
Investec Group Ltd.                         12,100      161,401
                                                    -----------
                                                        194,767
                                                    -----------
ENGINEERING (0.5%)
Aveng Ltd.                                 115,400       75,041
                                                    -----------

===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
COMMON STOCKS (CONTINUED)

SOUTH AFRICA (CONTINUED)

FINANCIAL SERVICES (0.2%)
FirstRand Ltd.                              50,400  $    31,303
                                                    -----------
MINING (2.3%)
Anglo American PLC                          11,800      180,222
Impala Platinum Holdings Ltd.                4,000
                                                        187,545
                                                    -----------
                                                        367,767
                                                    -----------
                                                        668,878
                                                    -----------
TAIWAN (12.2%)

COMPUTER HARDWARE (6.0%)
Asustek Computer, Inc. GDR                  89,150      399,392
Compal Electronics, Inc. GDR                60,000      366,000
Ritek Corp. GDR                             88,314      185,459
                                                    -----------
                                                        950,851
                                                    -----------
SEMICONDUCTOR MANUFACTURER (0.7%)
Sunplus Technology Co Ltd. GDR              18,400      113,712
                                                    -----------
SEMICONDUCTORS (5.5%)
Advanced Semiconducting
Engineering, Inc. ADR (b)                   27,500      120,725
Macronix International

Co. Ltd. ADR (b)                            28,000      215,600
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR (b)              32,000      549,440
                                                    -----------
                                                        885,765
                                                    -----------
                                                      1,950,328
                                                    -----------
THAILAND (2.1%)

FINANCIAL SERVICES (2.1%)
Siam Commercial Bank
Public Co. Ltd. (b)                        879,400      334,025
                                                    -----------
TURKEY (4.3%)

BANKING (4.3%)
Yapi ve Kredi Bankasi AS (b)           222,440,000      680,314
                                                    -----------

UNITED KINGDOM (0.6%)

MINING (0.6%)
Anglo American PLC                           6,244       95,329
                                                    -----------
TOTAL COMMON STOCKS                                  15,200,504
                                                    -----------

                              Continued

        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

       GARTMORE  NSAT  EMERGING  MARKETS  FUND

  STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

============================================================
SECURITY DESCRIPTION                PRINCIPAL      VALUE
============================================================
REPURCHASE AGREEMENT (4.9%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully Collateralized
By Freddie Mac Securities)          $  782,217  $   782,217
                                                ------------
TOTAL REPURCHASE AGREEMENT                          782,217
                                                ------------
TOTAL INVESTMENTS
(COST $15,397,565) (a) - (100.1%)                15,982,721
                                                ------------
LIABILITIES IN EXCESS
OF OTHER ASSETS - (-0.1)%                            (9,119)
                                                ------------
NET ASSETS - (100.0%)                           $15,973,602
                                                ============

------------------------------------------------------------
(a)  Cost for federal income tax is
     $16,418,980 and differs from cost basis
     for financial reporting purposes by the
     amount of losses recognized for
     financial reporting purposes in excess
     of federal income tax reporting of
     approximately $1,014,746 and by the
     amount of mark to market adjustment for
     passive foreign investment companies of
     $6,669. Net unrealized appreciation
     (depreciation) of securities as follows:
         Unrealized  appreciation        $    110,141
         Unrealized  Depreciation            (546,400)
                                         -------------
         Net  Unrealized  Depreciation   $   (436,259)
                                         =============
(b)  Denotes  a  non-income  producing  security.
ADR           American  Depositary  Receipt
CV            Convertible
GDR           Global  Depositary  Receipt

See  notes  to  financial  statements.

            NATIONWIDE(R) SEPARATE ACCOUNT TRUST

           GARTMORE NSAT INTERNATIONAL GROWTH FUND

          STATEMENT OF INVESTMENTS DECEMBER 31, 2001

==================================================================
SECURITY DESCRIPTION                              SHARES   VALUE
==================================================================

COMMON STOCKS (83.0%)

AUSTRALIA (0.9%)

BANKING (0.5%)
Australia and New Zealand Banking
Group Ltd.                                         4,700  $ 42,846
                                                          --------
MULTI-MEDIA (0.4%)
The News Corp. Ltd.                                5,804    46,413
                                                          --------
                                                            89,259
                                                          --------
BRAZIL (0.9%)

MINING (0.4%)
Companhia Vale de Rio Doce ADR                     1,800    42,498
                                                          --------
TELECOMMUNICATIONS (0.5%)
Tele Norte Leste Participacoes SA                  3,000    46,890
                                                          --------
                                                            89,388
                                                          --------
CANADA (3.3%)

BANKING (0.9%)
Royal Bank of Canada                               2,440    79,225
                                                          --------
INSURANCE (0.6%)
Canada Life Financial Corp.                        2,100    58,254
                                                          --------
MULTI-MEDIA (0.8%)
Thomson Corp.                                      2,600    78,753
                                                          --------
TELECOMMUNICATIONS (0.6%)
BCE, Inc.                                          2,700    60,909
                                                          --------
TELECOMMUNICATIONS EQUIPMENT MANUFACTURER (0.4%)
Nortel Networks Corp.                              5,000    37,275
                                                          --------
                                                           314,416
                                                          --------
CHINA (0.4%)

OIL & GAS (0.4%)
CNOOC Ltd. ADR                                     2,020    38,986
                                                          --------
FINLAND (1.7%)

TELECOMMUNICATIONS (1.7%)
Nokia Oyj                                          6,212   160,178
                                                          --------
FRANCE (7.6%)

BUILDING PRODUCTS (0.7%)
Compagnie de Saint-Gobain                            450    67,913
                                                          --------
ELECTRONICS (0.5%)
Schneider Electric SA                              1,000    48,080
                                                          --------
HEALTH & PERSONAL CARE (1.6%)
L'Oreal SA                                         1,147    82,620
                                                          --------
Sanofi-Synthelabo SA                                 900    67,152
                                                          --------
                                                           149,772
                                                          --------
METALS (0.5%)
Pechiney SA                                          900    46,398
                                                          --------
OIL & GAS (2.6%)
Total Fina Elf SA                                  1,759   251,215
                                                          --------
PHARMACEUTICALS (1.1%)
Aventis SA                                         1,443   102,464
                                                          --------

==================================================================
SECURITY DESCRIPTION                              SHARES   VALUE
==================================================================
COMMON STOCKS (CONTINUED)

FRANCE (CONTINUED)

STEEL (0.6%)
Usinor SA                                          4,400  $ 55,043
                                                          --------
                                                           720,885
                                                          --------
GERMANY (7.7%)

AUTOMOTIVE (1.1%)
Bayerische Motoren Werke AG (b)                    3,001   105,679
                                                          --------
BANKING (0.4%)
Deutsche Bank AG                                     498    35,162
                                                          --------
CHEMICALS (1.3%)
BASG AG                                            1,000    37,262
                                                          --------
Henkel KGaA                                        1,600    81,915
                                                          --------
                                                           119,177
                                                          --------
COMPUTER SOFTWARE (0.7%)
SAP AG (b)                                           500    65,536
                                                          --------
DIVERSIFIED (0.9%)
Siemens AG                                         1,300    86,638
                                                          --------
ELECTRONICS (0.8%)
E. On AG                                           1,500    77,997
                                                          --------
FINANCIAL SERVICES (0.8%)
Deutsche Boerse AG                                 2,000    79,244
                                                          --------

INSURANCE (1.7%)
Allianz AG                                           380    89,830
Muenchener Rueckversucherungs
Gesellschaft AG                                      250    67,891
                                                          --------
                                                           157,721
                                                          --------
                                                           727,154
                                                          --------
HONG KONG (1.1%)

BUILDING & CONSTRUCTION (0.3%)
New World Development Co. Ltd.                    35,000    30,521
                                                          --------
DIVERSIFIED (0.8%)
Hutchison Whampoa Ltd.                             8,000    77,201
                                                          --------
                                                           107,722
                                                          --------
INDIA (0.2%)

COMPUTER SERVICES (0.2%)
Satyam Computer Services Ltd.                      1,700    18,666
                                                          --------

IRELAND (1.8%)

BANKING (1.0%)
Bank of Ireland                                    9,800    92,274
                                                          --------
PHARMACEUTICALS (0.8%)
Elan Corp. PLC ADR (b)                             1,700    76,602
                                                          --------
                                                           168,876
                                                          --------
ISRAEL (0.8%)

COMPUTER SOFTWARE (0.8%)
Check Point Software
Technologies Ltd. (b)                              1,900    75,791
                                                          --------

                                Continued

         NATIONWIDE(R) SEPARATE ACCOUNT TRUST

     GARTMORE  NSAT  INTERNATIONAL  GROWTH  FUND

 STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)


========================================================
SECURITY DESCRIPTION                    SHARES   VALUE
========================================================
COMMON STOCKS (CONTINUED)

ITALY (3.8%)

APPAREL (1.0%)
Gucci Group                              1,126  $ 95,795
                                                --------
INVESTMENT COMPANY (1.0%)
Banca Fideuram SpA                      11,500    92,052
                                                --------
TELECOMMUNICATIONS (1.8%)
Telecom Italia Mobile SpA               13,500    75,366
Telecom Italia SpA                      11,500    98,297
                                                --------
                                                 173,663
                                                --------
                                                 361,510
                                                --------
JAPAN (9.5%)

AUTOMOTIVE (2.3%)
Nissan Motor Co. Ltd.                   11,000    58,332
Toyota Motor Corp.                       6,400   162,125
                                                --------
                                                 220,457
                                                --------
BANKING (0.3%)
The Sumitomo Trust
& Banking Co. Ltd.                       7,000    28,414
                                                --------
CHEMICALS (0.3%)
Asahi Kasei Corp.                        8,000    28,079
                                                --------
ELECTRONICS (2.7%)
Canon, Inc.                              1,000    34,412
Murata Manufacturing Co. Ltd.              500    29,986
NEC Corp.                                7,000    71,411
Sony Corp.                               2,600   118,832
                                                --------
                                                 254,641
                                                --------
FINANCIAL SERVICES (0.3%)
Nomura Holdings, Inc.                    2,000    25,637
                                                --------
GAMES SOFTWARE (0.6%)
Nintendo Co. Ltd.                          300    52,533
                                                --------
HEALTH & PERSONAL CARE (0.5%)
Shiseido Co. Ltd.                        5,000    46,200
                                                --------
PHARMACEUTICALS (0.3%)
Yamanouchi Pharmaceutical Co. Ltd.       1,000    26,400
                                                --------
REAL ESTATE (0.7%)
Japan Real Estate Investment Corp. (b)      17    66,801
                                                --------
RETAIL (0.2%)
LAWSON, INC.                               700    20,029
                                                --------
SERVICES (0.5%)
Secom Co. Ltd.                           1,000    50,206
                                                --------
TELECOMMUNICATIONS (0.3%)
NIPPON TELEGRAPH AND
TELEPHONE CORP. (NTT)                        9    29,322
                                                --------
UTILITIES (0.5%)
Tokyo Electric Power Co., Inc.           2,200    46,834
                                                --------
                                                 895,553
                                                --------


========================================================
SECURITY DESCRIPTION                    SHARES   VALUE
========================================================

COMMON STOCKS (CONTINUED)

KOREA (2.7%)

BANKING (0.6%)
Kookmin Bank ADR                         1,400  $ 54,460
                                                --------
ELECTRONICS (1.7%)
Samsung Electronics Co. Ltd.             1,400   161,000
                                                --------
OIL COMP - INTEGRATED (0.4%)
SK Corp.                                 3,500    39,836
                                                --------
                                                 255,296
                                                --------
MEXICO (0.7%)

RETAIL (0.7%)
Wal-Mart de Mexico SA de CV ADR          2,300    62,715
                                                --------
NETHERLANDS (4.9%)

BANKING (1.2%)
ABN AMRO Holding NV                      6,938   111,750
                                                --------
BREWERY (1.2%)
Heineken NV                              2,900   109,971
                                                --------
INSURANCE (0.4%)
ING Groep NV                             1,512    38,557
                                                --------
OIL & GAS (1.2%)
Royal Dutch Petroleum Co.                2,258   114,395
                                                --------
TRANSPORTATION (0.9%)
TNT Post Group NV (b)                    4,000    86,545
                                                --------
                                                 461,218
                                                --------
PORTUGAL (0.7%)
TELECOMMUNICATIONS (0.7%)
Portugal Telecom, SGPS, S.A. (b)         9,000    70,117
                                                --------
SINGAPORE (0.9%)
ELECTRONICS (0.5%)
Venture Manufacturing Ltd.               6,000    43,217
                                                --------
REAL ESTATE (0.4%)
Keppel Land Ltd. 42,000                           39,123
                                                --------
                                                  82,340
                                                --------
SPAIN (3.1%)
BANKING (0.7%)
Banco Bilbao Vizcaya Argentaria, S.A.    5,700    70,545
                                                --------
TELECOMMUNICATIONS (1.3%)
Telefonica SA (b)                        8,814   117,951
                                                --------
UTILITIES (1.1%)
Iberdrola SA                             7,716   100,442
                                                --------
                                                 288,938
                                                --------
SWITZERLAND (3.6%)

BANKING (1.2%)
UBS AG (b)                               2,200   111,041
                                                --------
FOOD & BEVERAGE (0.9%)
Nestle SA                                  400    85,286
                                                --------

                         Continued

             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

         GARTMORE  NSAT  INTERNATIONAL  GROWTH  FUND

    STATEMENT OF INVESTMENTS DECEMBER 31, 2001 (CONTINUED)

======================================================================
SECURITY DESCRIPTION                              SHARES      VALUE
======================================================================

COMMON STOCKS (CONTINUED)

SWITZERLAND (CONTINUED)
HEALTH & PERSONAL CARE (1.5%)
Novartis AG                                          3,900  $  140,939
                                                            ----------
                                                               337,266
                                                            ----------
TAIWAN (2.0%)

SEMICONDUCTOR MANUFACTURER (2.0%)
Taiwan Semiconductor Manufacturing
Co. Ltd. ADR                                         5,200      89,284
United Microelectronics
Corp. ADR                                           10,500     100,800
                                                            ----------
                                                               190,084
                                                            ----------
THAILAND (0.6%)
BANKING (0.3%)
Bangkok Bank Public Co. Ltd. (b)                    32,000      26,407
                                                            ----------
BUILDING & CONSTRUCTION (0.3%)
Siam Cement Public Co. Ltd. (b)                      2,500      29,844
                                                            ----------
                                                                56,251
                                                            ----------
UNITED KINGDOM (24.1%)
BANKING (4.4%)
Barclays PLC                                         3,400     112,576
HBOS PLC                                             8,800     102,653
HSBC Holdings PLC                                   10,200     119,504
Royal Bank of Scotland Group PLC                     3,500      85,171
                                                            ----------
                                                               419,904
                                                            ----------
BUILDING & CONSTRUCTION (1.7%)
AMEC PLC                                            11,586      66,354
Persimmon PLC                                       16,100      90,214
                                                            ----------
                                                               156,568
                                                            ----------
COMPUTER SOFTWARE / SERVICES (0.5%)
The Sage Group PLC                                  15,000      49,993
                                                            ----------
DIVERSIFIED (1.0%)
Unilever PLC                                        12,151      99,034
                                                            ----------
ELECTRONICS (0.8%)
ARM Holdings PLC (b)                                14,000      73,557
                                                            ----------
FOOD & BEVERAGE (1.2%)
Diageo PLC                                           4,500      51,380
Tesco PLC                                           17,500      63,292
                                                            ----------
                                                               114,672
                                                            ----------
HUMAN RESOURCES (0.5%)
Capita Group PLC                                     6,900      48,479
                                                            ----------
INSURANCE (1.6%)
CGNU PLC                                             5,700      69,810
Prudential PLC                                       6,707      77,067
                                                            ----------
                                                               146,877
                                                            ----------
MINING (0.5%)
Anglo American PLC                                   3,100      47,329
                                                            ----------
MULTI-MEDIA (0.5%)
Carlton Communications PLC                          12,000      42,876
                                                            ----------

======================================================================
SECURITY DESCRIPTION                              SHARES      VALUE
======================================================================

COMMON STOCKS (CONTINUED)

UNITED KINGDOM (CONTINUED)

OIL & GAS (2.0%)
BP Amoco PLC                                        24,856  $  192,818
                                                            ----------
PHARMACEUTICALS (2.3%)
AstraZeneca PLC                                      1,000      45,161
GlaxoSmithKline PLC                                  6,900     172,929
                                                            ----------
                                                               218,090
                                                            ----------
RETAIL (0.8%)
Dixons Group PLC                                    22,500      76,955
                                                            ----------
TELECOMMUNICATIONS (4.6%)
British Sky Broadcasting
Group PLC (b)                                        3,500      38,281
BT Group PLC                                        20,530      75,222
mmO2 PLC (b)                                        32,530      41,308
Vodafone Group PLC                                 103,570     270,574
                                                            ----------
                                                               425,385
                                                            ----------
TRANSPORTATION (0.4%)
British Airways PLC                                 14,000      40,089
                                                            ----------

UTILITIES (1.3%)
Lattice Group PLC                                   29,500      66,119
National Grid Group PLC                              8,660      53,882
                                                            ----------
                                                               120,001
                                                            ----------
                                                             2,272,627
                                                            ----------
TOTAL COMMON STOCKS                                          7,845,236
                                                            ----------

======================================================================
SECURITY DESCRIPTION                             PRINCIPAL  VALUE
======================================================================

REPURCHASE AGREEMENT (1.3%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by FHARM Securities) $                             123,543     123,543
                                                            ----------
TOTAL REPURCHASE AGREEMENT                                     123,543
                                                            ----------
TOTAL INVESTMENTS
(COST $7,781,584)
(a - (84.3%)                                                 7,968,779
OTHER ASSETS IN EXCESS OF LIABILITIES - (15.7%)              1,479,202
                                                            ----------

TOTAL  NET  ASSETS  -  (100.0%)                             $9,447,981
                                                            ==========

(a)  Cost for federal income tax is
     $8,111,823 and differs from cost basis
     for financial reporting purposes by the
     amount of losses recognized for
     financial reporting purposes in excess
     of federal income tax reporting of
     approximately $330,239. Net unrealized
     appreciation (depreciation) of
     securities as follows:
        Unrealized  appreciation          $   173,074
        Unrealized  depreciation             (316,118)
                                          ------------
        Net  unrealized  depreciation     $  (143,044)
                                          ============
(b)  Denotes  a  non-income  producing  security.
ADR           American  Depositary  Receipt
CV            Convertible
FHARM         Federal  Home  Adjusted  Rate  Mortgage

                                Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                    GARTMORE NSAT INTERNATIONAL GROWTH FUND

            Statement of Investments - December 31, 2001 (Continued)

AT  DECEMBER  31,  2001  THE  FUND'S  OPEN  LONG  FUTURES  WERE  AS  FOLLOWS:
-------------------------------------------------------------------------------
                                                                 UNREALIZED
                                                MARKET VALUE    APPRECIATION
NUMBER OF                                        COVERED BY    (DEPRECIATION)
CONTRACTS  LONG CONTRACTS           EXPIRATION    CONTRACTS      AT 12/31/01
-------------------------------------------------------------------------------
41         MSCI Pan Euro              03/16/02  $     782,677         ($2,555)
4          S&P/TSE 60 Index Future    03/15/02  $     221,468  $        2,305
5          Topix Index Future         03/11/02  $     389,898  $        1,335

Cash in the amount $1,395,000 is restricted in use and pledged as collateral. See notes to the financial statements.

          NATIONWIDE(R) SEPARATE ACCOUNT TRUST

        INVESTOR DESTINATIONS AGGRESSIVE FUND

      STATEMENT OF INVESTMENTS DECEMBER 31, 2001

=======================================================
SECURITY DESCRIPTION                   SHARES   VALUE
=======================================================
MUTUAL FUND (100.0%)
EQUITY FUNDS (95.0%)
Nationwide International Index Fund,
Institutional Class*                   23,505  $155,130
Nationwide Mid Cap Market Index
Fund, Institutional Class*              6,805    75,469
Nationwide S&P 500 Index Fund,
Institutional Class*                   15,276   151,234
Nationwide Small Cap Index Fund,
Institutional Class*                    5,237    50,012
One Group Equity Index Fund,
Institutional Class                     1,882    49,323
                                               --------
                                                481,168
                                               --------
FIXED INCOME FUNDS (5.0%)
Nationwide Bond Index Fund,
Institutional Class*                    2,387    25,302
                                               --------
TOTAL MUTUAL FUND                               506,470
                                               --------
TOTAL INVESTMENTS
(COST $502,161) (a) - (100.0%)                  506,470
OTHER ASSETS IN EXCESS
OF LIABILITIES - (0.0%)                              26
                                               --------
TOTAL NET ASSETS - (100.0%)                    $506,496
                                               ========

-------------------------------------------------------
(a)  Represents cost for financial reporting
     purposes and differs from value by
     unrealized appreciation (depreciation)
     of securities as follows:
        Unrealized  appreciation           $     5,057
        Unrealized  depreciation                  (748)
                                           ------------
        Net  unrealized  appreciation      $     4,309
                                           ============
     Aggregate cost for federal income tax purposes is substantially the same.
*    Investment in affiliate.

See  notes  to  financial  statements.

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND

                   STATEMENT OF INVESTMENTS DECEMBER 31, 2001

====================================================================
SECURITY DESCRIPTION                              SHARES     VALUE
====================================================================
MUTUAL FUND (97.5%)

EQUITY FUNDS (80.0%)
Nationwide International Index Fund,
Institutional Class*                                19,550  $129,028
Nationwide Mid Cap Market Index
Fund, Institutional Class*                           6,792    75,324
Nationwide S&P 500 Index Fund,
Institutional Class*                                12,708   125,811
Nationwide Small Cap Index Fund,
Institutional Class*                                 2,613    24,958
One Group Equity Index Fund,
Institutional Class                                  1,882    49,323
                                                            --------
                                                             404,444
                                                            --------

FIXED INCOME FUNDS (17.5%)
Nationwide Morley Enhanced Income Fund,
Institutional Class*                                 1,299    12,518
Nationwide Bond Index Fund,
Institutional Class*                                 7,147    75,760
                                                            --------
                                                              88,278
                                                            --------
TOTAL MUTUAL FUND                                            492,722
                                                            --------

====================================================================
SECURITY DESCRIPTION                            PRINCIPAL   VALUE
====================================================================
FIXED CONTRACT (2.5%)
Nationwide Fixed Contract,
5.75%* (b)                                      $   12,541    12,541
                                                            --------
TOTAL FIXED CONTRACT                                          12,541
                                                            --------
TOTAL INVESTMENTS
(COST $502,067) (a) - (100.0%)                               505,263
OTHER ASSETS IN EXCESS OF LIABILITIES - (0.0%)                   193
                                                            --------
TOTAL NET ASSETS - (100.0%)                                 $505,456
                                                            ========

--------------------------------------------------------------------
(a)  Represents cost for and financial
     reporting purposes and differs from
     value by unrealized appreciation
     (depreciation) of securities as
     follows:
         Unrealized  appreciation        $  4,098
         Unrealized  depreciation            (902)
                                         ---------
         Net  unrealized  appreciation   $  3,196
                                         =========
     Aggregate cost for federal income tax purposes is substantially the same.
(b) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
*    Investment in affiliate.

See  notes  to  financial  statements.

                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                       INVESTOR DESTINATIONS MODERATE FUND

                   STATEMENT OF INVESTMENTS  DECEMBER 31, 2001

====================================================================
SECURITY DESCRIPTION                              SHARES     VALUE
====================================================================
MUTUAL FUND (92.4%)
EQUITY FUNDS (59.9%)
Nationwide International Index Fund,
Institutional Class*                                11,724  $ 77,381
Nationwide Mid Cap Market Index,
Institutional Class*                                 4,526    50,193
Nationwide S&P 500 Index Fund,
Institutional Class*                                15,167   150,156
Nationwide Small Cap Index Fund,
                                                     2,612    24,947
                                                            --------
Institutional Class*                                         302,677
                                                            --------

FIXED INCOME FUNDS (32.5%)
Nationwide Morley Enhanced Income Fund,
Institutional Class*                                 3,894    37,538
Nationwide Bond Index Fund,
Institutional Class*                                11,906   126,209
                                                            --------
                                                             163,747
                                                            --------
TOTAL MUTUAL FUND                                            466,424
                                                            --------


====================================================================
SECURITY DESCRIPTION                            PRINCIPAL   VALUE
====================================================================
FIXED CONTRACT (7.5%)
Nationwide Fixed Contract,

5.75%* (b)                                      $   37,606    37,606
                                                            --------
TOTAL FIXED CONTRACT                                          37,606
                                                            --------
TOTAL INVESTMENTS
(COST $501,075) (a) - (99.9%)                                504,030
OTHER ASSETS IN EXCESS OF LIABILITIES - (0.1%)                   266
                                                            --------

TOTAL NET ASSETS - (100.0%)                                 $504,296
                                                            ========

----------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:
        Unrealized appreciation      $ 3,347
        Unrealized depreciation         (392)
                                     --------
        Net unrealized appreciation  $ 2,955
                                     ========
     Aggregate cost for federal income tax purposes is substantially the same.
(b) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
*    Investment in Affiliate

See notes to financial statements.

                       NATIONWIDE(R) SEPARATE ACCOUNT TRUST

               INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

==============================================================
SECURITY DESCRIPTION                        SHARES     VALUE
==============================================================
MUTUAL FUND (87.5%)
EQUITY FUNDS (40.0%)
Nationwide International Index Fund,
Institutional Class*                           7,797  $ 51,462
Nationwide Mid Cap Market Index
Fund, Institutional Class*                     4,515    50,070
Nationwide S&P 500 Index Fund,
Institutional Class*                          10,087    99,859
                                                      --------
                                                       201,391
                                                      --------
FIXED INCOME FUNDS (47.5%)
Nationwide Morley Enhanced Income Fund,
Institutional Class*                           6,474    62,410
Nationwide Bond Index Fund,
Institutional Class*                          16,628   176,262
                                                      --------
                                                       238,672
                                                      --------
TOTAL MUTUAL FUND                                      440,063
                                                      --------

==============================================================
SECURITY DESCRIPTION                      PRINCIPAL   VALUE
==============================================================
FIXED CONTRACT (12.4%)
Nationwide Fixed Contract,
5.75%* (b)                                $   62,524    62,524
                                                      --------
TOTAL FIXED CONTRACT                                    62,524
                                                      --------
TOTAL INVESTMENTS
(COST $500,928) (a) - (99.9%)                          502,587
OTHER ASSETS IN EXCESS
OF LIABILITIES - (0.1%)                                    465
                                                      --------
TOTAL NET ASSETS - (100.0%)                           $503,052
                                                      ========

-----------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:
        Unrealized appreciation         $ 2,218
        Unrealized depreciation            (559)
                                        --------
        Net unrealized appreciation     $ 1,659
                                        ========
     Aggregate cost for federal income tax purposes is substantially the same.
(b) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
*    Investment in affiliate.
See notes to financial statements.

                       NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                    INVESTOR DESTINATIONS CONSERVATIVE FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

==============================================================
SECURITY DESCRIPTION                        SHARES     VALUE
==============================================================
MUTUAL FUND (80.0%)
EQUITY FUNDS (20.0%)
Nationwide International Index Fund,
Institutional Class*                           3,894  $ 25,701
Nationwide Mid Cap Market Index,
Institutional Class*                           2,255    25,006
Nationwide S&P 500 Index Fund,
Institutional Class*                           5,038    49,872
                                                      --------

                                                       100,579
                                                      --------
FIXED INCOME FUNDS (55.0%)
Nationwide Morley Enhanced Income Fund,
Institutional Class*                          10,347    99,741
Nationwide Bond Index Fund,
Institutional Class*                          16,609   176,056
                                                      --------
                                                       275,797
                                                      --------
MONEY MARKET FUND (5.0%)
Nationwide Money Market Fund,
Institutional Class*                          24,961    24,961
                                                      --------
TOTAL MUTUAL FUND                                      401,337
                                                      --------

==============================================================
SECURITY DESCRIPTION                      PRINCIPAL   VALUE
==============================================================
FIXED CONTRACT (19.9%)
Nationwide Fixed Contract,
5.75%* (b)                                $   99,923    99,923
                                                      --------
TOTAL FIXED CONTRACT                                    99,923
                                                      --------
TOTAL INVESTMENTS
(COST $500,747) (a) - (99.9%)                          501,260
OTHER ASSETS IN EXCESS
OF LIABILITIES - (0.1%)                                    582
                                                      --------

TOTAL NET ASSETS - (100.0%)                           $501,842
                                                      ========

-----------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:
        Unrealized appreciation       $ 1,110
        Unrealized depreciation          (597)
                                      --------
        Net unrealized appreciation   $   513
                                      ========
     Aggregate cost for federal income tax purposes is substantially the same.
(b) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
*    Investment in Affiliate
See notes to financial statements.

                       NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                     GARTMORE GVIT U.S. GROWTH LEADERS FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

=============================================================
SECURITY DESCRIPTION                     SHARES      VALUE
=============================================================
COMMON STOCKS (95.7%)
AEROSPACE (4.2%)

L-3 Communications Holdings, Inc. (b)       1,400  $  126,000
                                                   ----------
BANKING (3.4%)
Bank of America Corp.                       1,600     100,720
                                                   ----------
COMMUNICATIONS EQUIPMENT (3.1%)
Polycom, Inc. (b)                           2,750      93,693
                                                   ----------
COMPUTER EQUIPMENT (3.3%)
Sun Microsystems, Inc. (b)                  8,000      98,400
                                                   ----------
COMPUTER NETWORKS (13.6%)
Cisco Systems, Inc. (b)                    12,500     226,375
Emulex Corp. (b)                            4,500     177,795
                                                   ----------
                                                      404,170
                                                   ----------
COMPUTER SOFTWARE & SERVICES (14.3%)
Microsoft Corp. (b)                         2,750     182,187
Network Associates, Inc. (b)                6,000     155,100
Precise Software Solutions Ltd. (b)         4,200      86,772
                                                   ----------
                                                      424,059
                                                   ----------

CONSUMER PRODUCTS (4.0%)
Procter & Gamble Co.                        1,500     118,695
                                                   ----------
HEALTHCARE (2.8%)
Tenet Healthcare Corp. (b)                  1,400      82,208
                                                   ----------
HOTELS & MOTELS (5.3%)
International Game Technology (b)           2,300     157,090
                                                   ----------
MANUFACTURING (4.9%)
Tyco International Ltd.                     2,500     147,250
                                                   ----------
PHARMACEUTICALS (14.2%)
Cephalon, Inc. (b)                          1,500     113,378
IDEC Pharmaceuticals Corp. (b)              2,200     151,646
King Pharmaceuticals, Inc. (b)              3,700     155,881
                                                   ----------
                                                      420,905
RETAIL (9.7%)
Circuit City Stores, Inc.                   4,800     124,560
Coach, Inc. (b)                             2,000      77,960
Home Depot, Inc.                            1,700      86,717
                                                   ----------
                                                      289,237
SEMICONDUCTORS (12.9%)
Intersil Holding Corp. (b)                  3,500     112,875
Marvel Technology Group Ltd. (b)            2,900     103,878
NVIDIA Corp. (b)                            2,500     167,250
                                                   ----------
                                                      384,003
                                                   ----------
TOTAL COMMON STOCKS                                 2,846,430
                                                   ----------

=============================================================
SECURITY DESCRIPTION                   PRINCIPAL   VALUE
=============================================================
REPURCHASE AGREEMENT (2.6%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by Freddie Mac Securities)             $   78,785  $   78,785
                                                   ----------
TOTAL REPURCHASE AGREEMENT                             78,785
                                                   ----------
TOTAL INVESTMENTS
(COST $2,939,848) (A) - (98.3%)                     2,925,215
OTHER ASSETS IN EXCESS
OF LIABILITIES - (1.7%)                                50,805
                                                   ----------


TOTAL NET ASSETS - (100.0%)                        $2,976,020
                                                   ==========

-----------------------------------------------------------------
(a)  Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of
     securities as follows:
         Unrealized appreciation      $ 43,929
         Unrealized depreciation      (58,562)
                                      --------
         Net unrealized depreciation  $(14,633)
                                      =========
     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

See notes to financial statements.

                       NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                       GARTMORE GVIT GLOBAL UTILITIES FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001

=======================================================
SECURITY DESCRIPTION                  SHARES    VALUE
=======================================================
COMMON STOCKS (97.2%)
BRAZIL (0.8%)
TELECOMMUNICATIONS (0.8%)
Embratel Participacoes SA - ADR         3,500  $ 14,560
Tele Norte Leste Participacoes SA -
ADR                                       600     9,378
                                               --------
                                                 23,938
                                               --------
FRANCE (4.5%)
TELECOMMUNICATIONS (1.5%)
France Telecom SA                       1,100    43,976
                                               --------
WATER UTILITY (3.0%)
Suez SA                                 3,000    90,818
                                               --------
                                                134,794
                                               --------
GERMANY (7.1%)
ELECTRIC UTILITY (7.1%)
Deutsche Telekom AG                     5,100    88,094
E. On AG                                2,400   124,795
                                               --------
                                                212,889
                                               --------
ITALY (5.4%)
ELECTRIC UTILITY (1.5%)
Enel SpA                                7,800    43,961
                                               --------
TELECOMMUNICATIONS (3.9%)
Telecom Italia Mobile SpA              10,500    58,618
Telecom Italia SpA                     11,400    60,902
                                               --------
                                                119,520
                                               --------
                                                163,481
                                               --------
JAPAN (3.0%)
ELECTRIC UTILITY (1.4%)
Tokyo Electric Power Co.                2,000    42,576
                                               --------
TELECOMMUNICATIONS (1.6%)
NTT Docomo, Inc.                            4    47,001
                                               --------
                                                 89,577
                                               --------
KOREA (0.5%)
TELECOMMUNICATIONS (0.5%)
Korea Telecom Corp. - ADR                 700    14,231
                                               --------
MEXICO (0.5%)
TELECOMMUNICATIONS (0.5%)
Telefonos de Mexico SA - ADR              400    14,008
                                               --------
NETHERLANDS (0.7%)
TELECOMMUNICATIONS (0.7%)
Koninlijke KPN NV (b)                   4,100    20,845
                                               --------
PORTUGAL (1.5%)
ELECTRIC UTILITY (0.5%)
Electricidade de Portugal SA            6,700    14,556
                                               --------
TELECOMMUNICATIONS (1.0%)
Portugal Telecom SA (b)                 3,900    30,384
                                               --------
                                                 44,940
                                               --------

=======================================================
SECURITY DESCRIPTION                  SHARES   VALUE
=======================================================

COMMON STOCKS (CONTINUED)

SPAIN (7.3%)
ELECTRIC UTILITY (2.5%)
Endesa SA                               2,800  $ 43,803
Iberdrola SA                            2,300    29,940
                                               --------
                                                 73,743
                                               --------
TELECOMMUNICATIONS (4.8%)
Telefonica SA (b)                      10,800   144,529
                                               --------
                                                218,272
                                               --------
SWITZERLAND (0.9%)
TELECOMMUNICATIONS (0.9%)
Swisscom AG                               100    27,706
                                               --------
UNITED KINGDOM (22.5%)
ELECTRIC UTILITY (4.1%)
National Grid Group PLC                 7,200    44,798
Scottish & Southern Energy PLC          5,200    46,431
United Utilities PLC                    3,500    31,124
                                               --------
                                                122,353
                                               --------
GAS UTILITY (3.1%)
Centrica PLC                           19,100    61,573
Lattice Group PLC                      13,900    31,155
                                               --------
                                                 92,728
                                               --------
TELECOMMUNICATIONS (14.8%)
BT Group PLC                           23,700    86,837
MMO2 PLC (b)                           23,500    29,841
Vodafone Group PLC                    125,100   326,819
                                               --------
                                                443,497
WATER UTILITY (0.5%)
Severn Trent PLC                        1,500    15,500
                                               --------
                                                674,078
                                               --------
UNITED STATES (42.5%)
ELECTRIC UTILITY (13.7%)
American Electric Power Co., Inc.       1,100    47,883
Duke Energy Corp.                       1,700    66,742
El Paso Corp.                           1,200    53,532
Entergy Corp.                             500    19,555
Exelon Corp.                            1,000    47,880
FPL Group, Inc.                           400    22,560

NiSource, Inc.                          1,400    32,284
NRG Energy, Inc. (b)                    2,500    38,750
PP&L Corp.                              1,000    34,850
Southern Co.                            1,900    48,165
                                               --------
                                                412,201
                                               --------
TELECOMMUNICATIONS (28.8%)
AT&T Corp. (b)                          5,600   101,584
AT&T Wireless Services, Inc. (b)        2,200    31,614
BellSouth Corp.                         1,500    57,225

MCI Worldcom, Inc. (b)                  7,800   109,824
Qwest Communications
International, Inc.                     3,300    46,629
SBC Communications, Inc.                6,000   235,020
Sprint Corp. (b)                        1,900    46,379


                      Continued

                       NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                       GARTMORE GVIT GLOBAL UTILITIES FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)


===========================================================
SECURITY DESCRIPTION                   SHARES      VALUE
===========================================================
COMMON STOCKS (CONTINUED)
UNITED STATES (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Verizon Comm.                            5,000  $  237,301
                                                -----------

                                                   865,576
                                                -----------

                                                 1,277,777
                                                -----------

TOTAL COMMON STOCKS                              2,916,536
                                                -----------

===========================================================
SECURITY DESCRIPTION                 PRINCIPAL     VALUE
===========================================================
REPURCHASE AGREEMENT (3.0%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by Fannie Mae Securities)           $   91,090      91,090
                                                -----------

TOTAL REPURCHASE AGREEMENT                          91,090
                                                -----------

TOTAL INVESTMENTS
(COST $3,003,166) (a) - (100.2%)                 3,007,626
LIABILITIES IN EXCESS
OF OTHER ASSETS - (-0.2)%                           (5,654)
                                                -----------

TOTAL NET ASSETS - (100.0%)                     $3,001,972
                                                ===========

-----------------------------------------------------------------
(a)  Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of
     securities as follows:
        Unrealized appreciation       $ 58,465
        Unrealized depreciation     (54,005)
                                    --------
         Net unrealized appreciation     $ 4,460
                                         =======
     Aggregate cost for federal income tax purposes is
     substantially the same.
(b)  Denotes a non-income producing security.
ADR           American Depositary Receipt
See notes to financial statements.

                       NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                  GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

                  STATEMENT OF INVESTMENTS - DECEMBER 31, 2001


===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
COMMON STOCKS (99.0%)
BELGIUM (2.0%)
FINANCIAL SERVICES (2.0%)
Fortis                                        2,300  $   59,695
                                                     ----------
CANADA (1.9%)

INSURANCE (1.9%)
Sun Life Financial Services of Canada         2,700      57,425
                                                     ----------
DENMARK (1.9%)

BANKS (1.9%)
Danske Bank AS                                3,600      57,770
                                                     ----------
FRANCE (5.8%)

BANKS (2.4%)
Societe Generale - Class A                    1,300      72,748
                                                     ----------

INSURANCE (3.4%)
Axa                                           5,000     104,486
                                                     ----------
                                                        177,234
                                                     ----------
GERMANY (5.1%)

FINANCE (2.0%)
Deutsche Boerse AG                            1,500      59,433
                                                     ----------
INSURANCE (3.1%)
Allianz AG                                      400      94,558
                                                     ----------
                                                        153,991
                                                     ----------
IRELAND (2.6%)

BANKS (2.6%)
Allied Irish Banks PLC                        6,700      77,552
                                                     ----------
ITALY (3.2%)
BANKS (1.4%)
UniCredito Italiano SpA 10,500                           42,164
                                                     ----------
INSURANCE (1.8%)
Assicurazioni Generali SpA                    2,000      55,559
                                                     ----------
                                                         97,723
                                                     ----------
NETHERLANDS (6.2%)

BANKS (3.3%)
ABN AMRO Holding NV                           6,100      98,253
                                                     ----------
FINANCIAL SERVICES (2.9%)
ING Groep NV                                  3,500      89,251
                                                     ----------
                                                        187,504
                                                     ----------
SINGAPORE (2.0%)
BANKS (2.0%)
DBS Group Holdings Ltd.                       8,000      59,789
                                                     ----------
SPAIN (3.1%)
BANKS (1.8%)
Banco Bilbao Vizcaya Argentaria SA            4,400      54,455
                                                     ----------
INSURANCE (1.3%)
Corporacion Mapfre SA                         6,900      39,995
                                                     ----------
                                                         94,450
                                                     ----------

===============================================================
SECURITY DESCRIPTION                      SHARES     VALUE
===============================================================
COMMON STOCKS (CONTINUED)
SWITZERLAND (6.3%)
BANKS (3.7%)
Credit Suisse Group (b)                       1,300  $   55,436
UBS AG                                        1,100
                                                         55,520
                                                     ----------
                                                        110,956
                                                     ----------
INSURANCE (2.6%)
Swiss Re                                        800      80,468
                                                     ----------
                                                        191,424
                                                     ----------
UNITED KINGDOM (10.5%)

BANKS (8.1%)
Abbey National PLC                            4,000      56,994
HSBC Holdings PLC                             7,100      83,184
Royal Bank of Scotland Group PLC              4,500     109,506
                                                     ----------
                                                        249,684
                                                     ----------
INSURANCE (2.4%)
CGNU PLC                                      5,900      72,259
                                                     ----------
                                                        321,943
                                                     ----------
UNITED STATES (48.4%)

BANKS (21.9%)
Comerica, Inc.                                1,300      74,490
FleetBoston Financial Corp.                   3,000     109,500
J.P. Morgan Chase & Co.                       3,800     138,130
National City Corp.                           1,100      32,164
UnionBanCal Corp.                             1,800      68,400
US Bancorp                                    5,700     119,301
Washington Mutual, Inc.                       3,900     127,530
                                                     ----------
                                                        669,515
                                                     ----------
FINANCIAL SERVICES (17.1%)
American Express Co.                          1,200      42,828
Citigroup, Inc.                               3,100     156,488
Fannie Mae                                    2,000     158,999
Merrill Lynch & Co.                           1,400      72,968
Morgan Stanley Dean Witter & Co.              1,600      89,504
                                                     ----------
                                                        520,787
                                                     ----------
INSURANCE (9.4%)
American International Group, Inc.            1,400     111,160
Hartford Financial Services Group, Inc.       1,200      75,396
John Hancock Financial Services, Inc.         1,000      41,300
MetLife, Inc.                                 1,800      57,024
                                                     ----------
                                                        284,880
                                                     ----------
                                                      1,475,182
                                                     ----------
TOTAL COMMON STOCKS                                   3,011,682
                                                     ----------

                                    Continued
                                                                              87

                       NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                  GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND

            STATEMENT OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)

===========================================================
SECURITY DESCRIPTION                PRINCIPAL      VALUE
===========================================================
REPURCHASE AGREEMENT (1.0%)
Fifth Third Bank, 1.37%, 01/02/02
(Fully collateralized
by Freddie Mac Securities)          $   29,789  $   29,789
                                                -----------
TOTAL REPURCHASE AGREEMENT                          29,789
                                                -----------
TOTAL INVESTMENTS
(COST $2,994,749) (a) - (100.0%)                 3,041,471
LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.0%)                              (485)
                                                -----------
TOTAL NET ASSETS - (100.0%)                     $3,040,986
                                                ===========

-----------------------------------------------------------------
(a)  Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of
     securities as follows:
        Unrealized appreciation         $ 65,023
        Unrealized depreciation          (18,301)
                                        ---------
        Net unrealized appreciation     $ 46,722
                                        =========
     Aggregate cost for federal income tax purposes is substantially the same.
(b)  Denotes a non-income producing security.
See notes to financial statements.


                                              NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                             STATEMENTS OF ASSETS AND LIABILITIES

                                                      DECEMBER 31, 2001

================================================================================================================================

                                                                                                    NATIONWIDE
                                                       TOTAL          CAPITAL        GOVERNMENT        SMALL          MONEY
                                                      RETURN        APPRECIATION        BOND          COMPANY         MARKET
                                                       FUND             FUND            FUND           FUND            FUND
                                                  ---------------  --------------  --------------  -------------  --------------
ASSETS:
Investments, at value (cost $1,603,978,968;
  $342,404,462; $1,258,607,686; $631,201,277;
  $2,874,688,370 and $37,472,067; respectively)   $1,671,638,042   $ 350,508,399   $1,281,349,280  $708,942,574   $2,874,688,370
Repurchase agreements, at cost                                 -               -        8,021,000    34,423,573                -
                                                  ---------------  --------------  --------------  -------------  --------------
    Total Investments                              1,671,638,042     350,508,399    1,289,370,280   743,366,147    2,874,688,370
                                                  ---------------  --------------  --------------  -------------  --------------

Cash                                                         469             769              381           620              415
Interest and dividends receivable                      1,655,082         214,091       13,202,393       362,990                -
Receivable for investments sold                        5,167,501       5,583,203                -     1,687,057                -
Receivable from adviser                                   84,718          14,515          112,276             -          240,074
Reclaims receivable                                            -               -                -       156,541                -
Prepaid expenses and other assets                         27,987           6,875           15,445        12,073           40,054
                                                  ---------------  --------------  --------------  -------------  --------------
    Total Assets                                   1,678,573,799     356,327,852    1,302,700,775   745,585,428    2,874,968,913
                                                  ---------------  --------------  --------------  -------------  --------------

LIABILITIES:
Payable for foreign currency, at value ($0; $0;
  $0; $23,949; $0 and $0; respectively)                        -               -                -        18,998                -
Distributions payable                                          -               -                -             -        3,909,000
Payable for investments purchased                              -       3,902,057                -     1,323,879                -
Accrued expenses and other payables:
  Investment advisory fees                               832,332         182,809          544,758       572,452          952,290
  Fund administration fees                                91,977          19,866           71,865        40,135          163,250
  Distribution fees                                            -               -                -             -                -
  Administrative servicing fees                          211,635          45,778          165,336        93,164          375,335
  Other                                                  121,624          29,845           90,580        68,497          215,278
                                                  ---------------  --------------  --------------  -------------  --------------
    Total Liabilities                                  1,257,568       4,180,355          872,539     2,117,125        5,615,153
                                                  ---------------  --------------  --------------  -------------  --------------
NET ASSETS                                        $1,677,316,231   $ 352,147,497   $1,301,828,236  $743,468,303   $2,869,353,760
                                                  ===============  ==============  ==============  =============  ==============

REPRESENTED BY:
Capital                                           $1,910,255,891   $ 639,705,731   $1,277,642,543   698,632,100   $2,869,317,934
Accumulated net investment income (loss)                       -               -                -      (166,486)          35,826
Accumulated net realized gains (losses) from
  investments and foreign currency transactions     (300,598,734)   (295,662,171)       1,444,099   (32,741,744)               -
Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities denominated in foreign currencies       67,659,074       8,103,937       22,741,594    77,744,433                -
                                                  ---------------  --------------  --------------  -------------  --------------
NET ASSETS                                        $1,677,316,231   $ 352,147,497   $1,301,828,236  $743,468,303   $2,869,353,760
                                                  ===============  ==============  ==============  =============  ==============
NET ASSETS:
Class I Shares**                                  $1,677,316,231   $ 352,147,497   $1,301,828,236  $743,468,303   $2,869,353,760
                                                  ===============  ==============  ==============  =============  ==============
SHARES OUTSTANDING (unlimited number
  of shares authorized):
Class I shares**                                     169,660,279      33,382,445      111,607,126    39,887,021    2,869,321,582
                                                  ===============  ==============  ==============  =============  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I shares**                                  $         9.89   $       10.55   $        11.66  $      18.64   $         1.00
                                                  ===============  ==============  ==============  =============  ==============



                                                     MONEY
                                                    MARKET
                                                    FUND II
                                                  -----------
ASSETS:
Investments, at value (cost $1,603,978,968;
  $342,404,462; $1,258,607,686; $631,201,277;
  $2,874,688,370 and $37,472,067; respectively)   $37,472,067
Repurchase agreements, at cost                              -
                                                  -----------

    Total Investments                              37,472,067
                                                  -----------

Cash                                                    2,175
Interest and dividends receivable                           -
Receivable for investments sold                             -
Receivable from adviser                                   409
Reclaims receivable                                         -
Prepaid expenses and other assets                           -
                                                  -----------
    Total Assets                                   37,474,651
                                                  -----------

LIABILITIES:
Payable for foreign currency, at value ($0; $0;
  $0; $23,949; $0 and $0; respectively)                     -
Distributions payable                                  17,840
Payable for investments purchased                           -
Accrued expenses and other payables:
  Investment advisory fees                             13,919
  Fund administration fees                              1,815
  Distribution fees                                     6,960
  Administrative servicing fees                         1,382
  Other                                                21,978
                                                  -----------
    Total Liabilities                                  63,894
                                                  -----------
NET ASSETS                                        $37,410,757
                                                  ===========


REPRESENTED BY:
Capital                                           $37,410,757
Accumulated net investment income (loss)                    -
Accumulated net realized gains (losses) from
  investments and foreign currency transactions             -
Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities denominated in foreign currencies             -
                                                  -----------
NET ASSETS                                        $37,410,757
                                                  ===========
NET ASSETS:
Class I Shares**                                  $37,410,757
                                                  ===========
SHARES OUTSTANDING (unlimited number
  of shares authorized):
Class I shares**                                   37,410,757
                                                  ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I shares**                                  $      1.00
                                                  ===========

------------------------------------------------------------
*   Not subject to a front-end sales charge.
**  Money Market Fund II shares have no class designation.
See notes to financial statements.

                                              NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                              STATEMENTS OF ASSETS AND LIABILITIES

                                                       DECEMBER 31, 2001

===============================================================================================================================

                                                   J.P. MORGAN     STRONG NSAT     NATIONWIDE     FEDERATED     FEDERATED NSAT
                                                  NSAT BALANCED      MID CAP       STRATEGIC     NSAT EQUITY     HIGH INCOME
                                                      FUND         GROWTH FUND     VALUE FUND    INCOME FUND      BOND FUND
                                                 ---------------  --------------  ------------  -------------  ----------------
ASSETS:
Investments, at value (cost $150,978,644;
  $158,157,167; $19,420,428; $51,318,335
  and $115,199,496; respectively)                $  148,082,670   $ 167,630,495   $19,433,982   $ 51,202,766   $   101,073,482
Repurchase agreements, at cost                       22,353,098       2,352,973     3,222,928      3,073,825        10,909,798
                                                 ---------------  --------------  ------------  -------------  ----------------
    Total Investments                               170,435,768     169,983,468    22,656,910     54,276,591       111,983,280
                                                 ---------------  --------------  ------------  -------------  ----------------
Cash                                                      2,487         544,204             -         21,745                 -
Interest and dividends receivable                       859,425          11,487        15,120         49,408         2,140,040
Receivable for investments sold                      14,749,851       4,751,326        92,565         70,854                 -
Receivable from adviser                                  12,541          33,163         4,333          9,143             2,663
Deferred organizational costs                               609             712           712            850               615
Prepaid expenses and other assets                         1,875           3,067           403            837             1,583
                                                 ---------------  --------------  ------------  -------------  ----------------
    Total Assets                                    186,062,556     175,327,427    22,770,043     54,429,428       114,128,181
                                                 ---------------  --------------  ------------  -------------  ----------------
LIABILITIES:
Payable to custodian                                          -               -           373              -                 -
Payable for investments purchased                    36,050,893       5,827,497         3,680      1,528,167                 -
Accrued expenses and other payables:
  Investment advisory fees                               92,123         129,010        17,089         35,265            68,975
  Fund administration fees                                8,186           9,347         1,238          2,899             6,280
  Administrative servicing fees                          18,733          21,489         2,827          6,639            14,508
  Other                                                  17,482          17,466         5,428          8,208            16,697
                                                 ---------------  --------------  ------------  -------------  ----------------
    Total Liabilities                                36,187,417       6,004,809        30,635      1,581,178           106,460
                                                 ---------------  --------------  ------------  -------------  ----------------
NET ASSETS                                       $  149,875,139   $ 169,322,618   $22,739,408   $ 52,848,250   $   114,021,721
                                                 ===============  ==============  ============  =============  ================
REPRESENTED BY:
Capital                                          $  163,313,236   $ 286,626,554   $23,708,478   $ 63,583,422   $   138,634,521
Accumulated net investment income (loss)                      -               -             -         13,035                 -
Accumulated net realized gains (losses) from
  investments and futures transactions              (10,542,123)   (126,777,264)     (982,624)   (10,632,638)      (10,486,786)
Net unrealized appreciation (depreciation)
  on investments                                     (2,895,974)      9,473,328        13,554       (115,569)      (14,126,014)
                                                 ---------------  --------------  ------------  -------------  ----------------
NET ASSETS                                       $  149,875,139   $ 169,322,618   $22,739,408   $ 52,848,250   $   114,021,721
                                                 ===============  ==============  ============  =============  ================
NET ASSETS:
Class I Shares                                   $  149,875,139   $ 169,322,618   $22,739,408   $ 52,848,250   $   114,021,721
                                                 ===============  ==============  ============  =============  ================
SHARES OUTSTANDING (unlimited number
  of shares authorized):
Class I shares                                       15,939,323      14,603,771     2,356,681      5,089,014        15,331,606
                                                 ===============  ==============  ============  =============  ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I shares                                   $         9.40   $       11.59   $      9.65   $      10.38   $          7.44
                                                 ===============  ==============  ============  =============  ================

---------------------------------------------------------
* Not subject to a front-end sales charge.
See notes to financial statements.

                                               NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                              STATEMENTS OF ASSETS AND LIABILITIES

                                                       DECEMBER 31, 2001

===============================================================================================================================

                                                                                                                     DREYFUS
                                                        MAS NSAT      NATIONWIDE     NATIONWIDE     NATIONWIDE        NSAT
                                                      MULTI SECTOR     SMALL CAP      SMALL CAP      GLOBAL 50       MID CAP
                                                       BOND FUND      VALUE FUND     GROWTH FUND       FUND        INDEX FUND
                                                     --------------  -------------  -------------  -------------  -------------
ASSETS:
Investments, at value (cost $195,645,225;
  641,726,668; $109,361,896; $68,612,636;
  249,337,090 and $12,481,778; respectively)          $189,886,615   $637,314,422   $116,099,401    $67,080,908   $247,204,394
Repurchase agreements, at cost                           4,497,243     71,441,860     28,910,229      2,776,829     10,990,811
                                                     --------------  -------------  -------------  -------------  -------------
    Total Investments                                  194,383,858    708,756,282    145,009,630     69,857,737    258,195,205
                                                     --------------  -------------  -------------  -------------  -------------
Cash                                                         4,416              -              -              -              -
Foreign currencies, at value (cost $0; $0; $0;
  $117,698; $0 and $0; respectively)                             -              -              -        117,427              -
Interest and dividends receivable                        1,583,400        568,806         12,566         31,685        153,766
Receivable for investments sold                            534,037      8,456,204        454,316              -      1,597,816
Unrealized appreciation on forward foreign
  currency contracts                                        67,989              -              -        536,797              -
Receivable from adviser                                     15,902         88,183          4,836              -              -
Reclaims receivable                                         39,266              -              -         50,767              -
Deferred organizational costs                                  614            682              -            712            614
Prepaid expenses and other assets                            2,396          6,967            585          1,100          2,703
                                                     --------------  -------------  -------------  -------------  -------------
    Total Assets                                       196,631,878    717,877,124    145,481,933     70,596,225    259,950,104
                                                     --------------  -------------  -------------  -------------  -------------

LIABILITIES:
Payable to adviser                                               -              -              -          8,438          1,577
Payable to custodian                                             -              -        123,262              -        419,991
Payable for investments purchased                       19,088,172     19,362,470      1,217,277              -      1,633,669
Unrealized depreciation on forward foreign
  currency contracts                                        53,702              -              -         36,951              -
Payable for variation margin on futures contracts                -              -              -              -        103,550
Accrued expenses and other payables:
  Investment advisory fees                                 111,604        485,314        122,304         58,994        101,972
  Fund administration fees                                  9,703          35,827          7,250          3,903         13,300
  Administrative servicing fees                             22,126         81,899         16,720          8,971         30,806
  Other                                                     22,914         51,268         13,065         10,212         22,133
                                                     --------------  -------------  -------------  -------------  -------------
    Total Liabilities                                   19,308,221     20,016,778      1,499,878        127,469      2,326,998
                                                     --------------  -------------  -------------  -------------  -------------

NET ASSETS                                            $177,323,657   $697,860,346   $143,982,055    $70,468,756   $257,623,106
                                                     ==============  =============  =============  =============  =============
REPRESENTED BY:
Capital                                               $183,847,950   $694,820,772   $170,803,635    $92,003,224   $263,496,005
Accumulated net investment income (loss)                    10,629              -              -         69,828              -
Accumulated net realized gains (losses) from
  investments, futures and foreign
  currency transactions                                   (787,179)     7,451,820    (33,559,085)   (20,590,077)    (3,858,553)
Net unrealized appreciation (depreciation) on
  investments, futures and translation of assets
  and liabilities denominated in foreign currencies     (5,747,743)    (4,412,246)     6,737,505     (1,014,219)    (2,014,346)
                                                     --------------  -------------  -------------  -------------  -------------

NET ASSETS                                            $177,323,657   $697,860,346   $143,982,055    $70,468,756   $257,623,106
                                                     ==============  =============  =============  =============  =============
NET ASSETS:
Class I Shares                                        $177,323,657   $697,860,346   $143,982,055    $70,468,756   $257,623,106
                                                     ==============  =============  =============  =============  =============
SHARES OUTSTANDING (unlimited number
  of shares authorized):
Class I shares                                          19,404,398     67,378,111      9,944,595      7,596,978     19,564,872
                                                     ==============  =============  =============  =============  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I shares                                               $9.14         $10.36         $14.48          $9.28         $13.17
                                                     ==============  =============  =============  =============  =============



                                                        TURNER
                                                         NSAT
                                                        GROWTH
                                                      FOCUS FUND
                                                     ------------

ASSETS:
Investments, at value (cost $195,645,225;
  641,726,668; $109,361,896; $68,612,636;
  249,337,090 and $12,481,778; respectively)         $12,674,046
Repurchase agreements, at cost                                 -
                                                     ------------

Total Investments                                     12,674,046
                                                     ------------

Cash                                                           -
Foreign currencies, at value (cost $0; $0; $0;
  $117,698; $0 and $0; respectively)                           -
Interest and dividends receivable                          2,384
Receivable for investments sold                        2,211,300
Unrealized appreciation on forward foreign
  currency contracts                                           -
Receivable from adviser                                        -
Reclaims receivable                                            -
Deferred organizational costs                                  -
Prepaid expenses and other assets                              -
                                                     ------------

    Total Assets                                      14,887,730
                                                     ------------

LIABILITIES:
Payable to adviser                                            80
Payable to custodian                                     243,588
Payable for investments purchased                      1,581,452
Unrealized depreciation on forward foreign
  currency contracts                                           -
Payable for variation margin on futures contracts              -
Accrued expenses and other payables:
  Investment advisory fees                                11,474
  Fund administration fees                                 1,034
  Administrative servicing fees                            2,147
  Other                                                    4,433
                                                     ------------

    Total Liabilities                                  1,844,208
                                                     ------------

NET ASSETS                                           $13,043,522
                                                     ============
REPRESENTED BY:
Capital                                              $21,035,770
Accumulated net investment income (loss)                       -
Accumulated net realized gains (losses) from
  investments, futures and foreign
  currency transactions                                (8,184,516)
Net unrealized appreciation (depreciation) on
  investments, futures and translation of assets
  and liabilities denominated in foreign currencies      192,268
                                                     ------------

NET ASSETS                                           $13,043,522
                                                     ============


NET ASSETS:
Class I Shares                                       $13,043,522
                                                     ============


SHARES OUTSTANDING (unlimited number
  of shares authorized):
Class I shares                                         3,579,641
                                                     ============


NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I shares                                             $3.64
                                                     ============

----------------------------------------------------------
* Not subject to a front-end sales charge.
See notes to financial statements.


                                               NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                              STATEMENTS OF ASSETS AND LIABILITIES

                                                        DECEMBER 31, 2001

================================================================================================================================


                                                                          GARTMORE       GARTMORE
                                                          GARTMORE          NSAT           NSAT                       GARTMORE
                                                            NSAT           GLOBAL         GLOBAL       GARTMORE         NSAT
                                                         MILLENNIUM    TECHNOLOGY AND     HEALTH         GVIT         EMERGING
                                                           GROWTH      COMMUNICATIONS    SCIENCES    U.S. LEADERS     MARKETS
                                                            FUND            FUND           FUND          FUND           FUND
                                                        ------------  ----------------  -----------  -------------  ------------

ASSETS:
Investments, at value (cost $2,060,883;
  14,600,382; $2,186,293; $917,650;
  14,615,348 and $7,658,041; respectively)             $ 2,179,601   $    14,967,411   $2,330,083   $     925,905  $15,200,504
Repurchase agreements, at cost                               56,192           924,447            -          82,632      782,217
                                                        ------------  ----------------  -----------  -------------  ------------
Total Investments                                         2,235,793        15,891,858    2,330,083       1,008,537   15,982,721
                                                        ------------  ----------------  -----------  -------------  ------------
Cash                                                              -                 -      233,147               -      232,056
Foreign currencies, at value (cost $0; $2,684;
  $0; $0; $0 and $0; respectively)                                -             2,667            -               -            -
Interest and dividends receivable                               391             1,971            9             135       32,186
Receivable for investments sold                              12,643           231,789            -               -       64,403
Receivable from adviser                                       1,424             8,900            -           7,433          700
Reclaims receivable                                               -                 -            -               -            -
                                                        ------------  ----------------  -----------  -------------  ------------

    Total Assets                                          2,250,251        16,137,185    2,563,239       1,016,105   16,312,066
                                                        ------------  ----------------  -----------  -------------  ------------
LIABILITIES:
Payable to adviser                                                -                 -        6,025               -            -
Payable for foreign currency, at value (cost $0; $0;
  $1,095; $0; $0 and $134,112; respectively)                      -                 -        1,169               -            -
Payable for investments purchased                            16,672           532,087            -               -      317,175
Payable for variation margin on futures contracts                 -                 -            -               -            -
Accrued expenses and other payables:
  Investment advisory fees                                    1,938            13,140        2,131             346       14,960
  Fund administration fees                                      123               874          139              25          848
  Administrative servicing fees                                   -             2,007            -               -        1,162
  Other                                                      14,808             4,541       14,047           7,543        4,319
                                                        ------------  ----------------  -----------  -------------  ------------
    Total Liabilities                                        33,541           552,649       23,511           7,914      338,464
                                                        ------------  ----------------  -----------  -------------  ------------
NET ASSETS                                              $ 2,216,710   $    15,584,536   $2,539,728   $   1,008,191  $15,973,602
                                                        ============  ================  ===========  =============  ============
REPRESENTED BY:
Capital                                                 $ 4,952,864   $    27,255,441   $2,492,260         999,936  $17,685,081
Accumulated net investment income (loss)                          -            (7,590)           -               -      (19,003)
Accumulated net realized gains (losses) from
  investments, futures and foreign
  currency transactions                                  (2,854,872)      (12,030,328)     (96,249)              -   (2,275,632)
Net unrealized appreciation (depreciation) on
  investments, futures and translation of assets
  and liabilities denominated in foreign currencies         118,718           367,013      143,717           8,255      583,156
                                                        ------------  ----------------  -----------  -------------  ------------
NET ASSETS                                              $ 2,216,710   $    15,584,536   $2,539,728   $   1,008,191  $15,973,602
                                                        ============  ================  ===========  =============  ============
SHARES OUTSTANDING (unlimited number
  of shares authorized)**                                   500,000         3,702,661      250,499         100,000    2,257,505
                                                        ============  ================  ===========  =============  ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE*,**        $      4.43   $          4.21   $    10.14   $       10.08  $      7.08
                                                        ============  ================  ===========  =============  ============


                                                           GARTMORE
                                                             NSAT
                                                         INTERNATIONAL
                                                            GROWTH
                                                             FUND
                                                        ---------------
ASSETS:
Investments, at value (cost $2,060,883;
  14,600,382; $2,186,293; $917,650;
  14,615,348 and $7,658,041; respectively)             $    7,845,236
Repurchase agreements, at cost                                 123,543
                                                        ---------------

    Total Investments                                        7,968,779
                                                        ---------------

Cash                                                         1,614,809
Foreign currencies, at value (cost $0; $2,684;
  $0; $0; $0 and $0; respectively)                                   -
Interest and dividends receivable                                4,981
Receivable for investments sold                                      -
Receivable from adviser                                          5,614
Reclaims receivable                                              7,396
                                                        ---------------

    Total Assets                                             9,601,579
                                                        ---------------

LIABILITIES:
Payable to adviser                                                   -
Payable for foreign currency, at value (cost $0; $0;
  $1,095; $0; $0 and $134,112; respectively)                   133,038
Payable for investments purchased                                    -
Payable for variation margin on futures contracts                6,886
Accrued expenses and other payables:
  Investment advisory fees                                       7,423
  Fund administration fees                                         484
  Administrative servicing fees                                    686
  Other                                                          5,081
                                                        ---------------
    Total Liabilities                                          153,598
                                                        ---------------
NET ASSETS                                              $    9,447,981
                                                        ===============
REPRESENTED BY:
Capital                                                 $   13,255,907
Accumulated net investment income (loss)                        (7,280)
Accumulated net realized gains (losses) from
  investments, futures and foreign
  currency transactions                                     (3,990,592)
Net unrealized appreciation (depreciation) on
  investments, futures and translation of assets
  and liabilities denominated in foreign currencies            189,946
                                                        ---------------
NET ASSETS                                              $    9,447,981
                                                        ===============
SHARES OUTSTANDING (unlimited number
  of shares authorized)**                                    1,537,953
                                                        ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE*,**        $         6.14
                                                        ===============

----------------------------------------------------------
*    Not subject to a front-end sales charge.
** The Gartmore NSAT Millennium Growth Fund, Gartmore NSAT Global Technology and Communications Fund, Gartmore NSAT Emerging Markets Fund and Gartmore NSAT International Growth Fund currently offer only Class I shares and Gartmore NSAT Global Health Sciences Fund and Gartmore GVIT U.S. Leaders Fund currently offer only Class III shares.

See notes to financial statements.

                                            NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                           STATEMENTS OF ASSETS AND LIABILITIES

                                                     DECEMBER 31, 2001

==========================================================================================================================

                                                                    NSAT                          NSAT
                                                     NSAT         INVESTOR         NSAT         INVESTOR         NSAT
                                                   INVESTOR     DESTINATIONS     INVESTOR     DESTINATIONS     INVESTOR
                                                 DESTINATIONS    MODERATELY    DESTINATIONS    MODERATELY    DESTINATIONS
                                                   AGGESSIVE      AGGESSIVE      MODERATE     CONSERVATIVE   CONSERVATIVE
                                                     FUND           FUND           FUND           FUND           FUND
                                                 -------------  -------------  -------------  -------------  -------------
ASSETS:
Investments in affiliated securities, at value
  (cost $452,161; $452,067; $501,075;
  $500,928 and $500,747; respectively)           $     457,147  $     455,940  $     504,030  $     502,587  $     501,260
Investments, at value (cost $50,000;
  $50,000; $0; $0 and $0; respectively)                 49,323         49,323              -              -              -
                                                 -------------  -------------  -------------  -------------  -------------
    Total Investments                                  506,470        505,263        504,030        502,587        501,260
                                                 -------------  -------------  -------------  -------------  -------------
Interest and dividends receivable                          193            360            433            632            749
Receivable from adviser                                  6,646          6,646          6,646          6,646          6,646
                                                 -------------  -------------  -------------  -------------  -------------
    Total Assets                                       513,309        512,269        511,109        509,865        508,655
                                                 -------------  -------------  -------------  -------------  -------------
LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees                                  36             36             36             36             36
  Distribution fees                                         69             68             69             68             68
  Other                                                  6,708          6,709          6,708          6,709          6,709
                                                 -------------  -------------  -------------  -------------  -------------
    Total Liabilities                                    6,813          6,813          6,813          6,813          6,813
                                                 -------------  -------------  -------------  -------------  -------------
NET ASSETS                                       $     506,496  $     505,456  $     504,296  $     503,052  $     501,842
                                                 =============  =============  =============  =============  =============

REPRESENTED BY:
Capital                                                501,073        501,126        501,211        501,250        501,203
Accumulated net investment income (loss)                   124            125              -              -              1
Accumulated net realized gains (losses) from
  investment transactions                                  990          1,009            130            143            125
Net unrealized appreciation (depreciation)
  on investments                                         4,309          3,196          2,955          1,659            513
                                                 -------------  -------------  -------------  -------------  -------------
NET ASSETS                                       $     506,496  $     505,456  $     504,296  $     503,052  $     501,842
                                                 =============  =============  =============  =============  =============
SHARES OUTSTANDING (unlimited number
  of shares authorized)                                 50,106         50,111         50,120         50,124         50,120
                                                 =============  =============  =============  =============  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE*    $       10.11  $       10.09  $       10.06  $       10.04  $       10.01
                                                 =============  =============  =============  =============  =============

----------------------------------------------------------
* Not subject to a front-end sales charge.
See notes to financial statements.

                                            NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                           STATEMENTS OF ASSETS AND LIABILITIES

                                                    DECEMBER 31, 2001

=========================================================================================================================

                                                                                                               GARTMORE
                                                                                    GARTMORE      GARTMORE       GVIT
                                                                                      GVIT          GVIT        GLOBAL
                                                                                   U.S. GROWTH     GLOBAL      FINANCIAL
                                                                                     LEADERS      UTILITIES    SERVICES
                                                                                      FUND          FUND         FUND
                                                                                  -------------  -----------  -----------

ASSETS:
Investments, at value (cost $2,861,063; $2,912,076 and $2,964,960; respectively)  $  2,846,430   $2,916,536   $3,011,682
Repurchase agreement, at cost                                                           78,785       91,090       29,789
                                                                                  -------------  -----------  -----------
    Total Investments                                                                2,925,215    3,007,626    3,041,471
                                                                                  -------------  -----------  -----------
Interest and dividends receivable                                                          139          730        1,070
Receivable for investments sold                                                         52,099            -            -
Receivable from adviser                                                                  7,222        8,323        8,320
                                                                                  -------------  -----------  -----------
    Total Assets                                                                     2,984,675    3,016,679    3,050,861
                                                                                  -------------  -----------  -----------
LIABILITIES:
Payable for investments purchased                                                            -        5,073            -
Accrued expenses and other payables:
  Investment advisory fees                                                               1,032          912        1,152
  Fund administration fees                                                                  75           74           75
  Other                                                                                  7,548        8,648        8,648
                                                                                  -------------  -----------  -----------
    Total Liabilities                                                                    8,655       14,707        9,875
                                                                                  -------------  -----------  -----------
NET ASSETS                                                                        $  2,976,020   $3,001,972   $3,040,986
                                                                                  =============  ===========  ===========

REPRESENTED BY:
Capital                                                                              2,999,547    2,999,865    3,000,369
Accumulated net investment income (loss)                                                     -       (2,353)      (6,105)
Accumulated net realized gains (losses) from
  investment and foreign currency transactions                                          (8,894)           -            -
Net unrealized appreciation (depreciation) on investments and transactions
  of assets and liabilities denominated in foreign currencies                          (14,633)       4,460       46,722

NET ASSETS                                                                        $  2,976,020   $3,001,972   $3,040,986
                                                                                  =============  ===========  ===========

NET ASSETS:
Class III Shares                                                                  $  2,976,020   $3,001,972   $3,040,986
                                                                                  =============  ===========  ===========
SHARES OUTSTANDING (unlimited number
  of shares authorized):
Class III shares                                                                       300,000      300,000      300,048
                                                                                  =============  ===========  ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class III shares                                                                  $       9.92   $    10.01   $    10.13
                                                                                  =============  ===========  ===========

----------------------------------------------------------
* Not subject to a front-end sales charge.
See notes to financial statements.

                                           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                STATEMENTS OF OPERATIONS

                                         FOR THE PERIOD ENDED DECEMBER 31, 2001

=======================================================================================================================

                                                                                            NATIONWIDE
                                                 TOTAL          CAPITAL       GOVERNMENT       SMALL          MONEY
                                                 RETURN       APPRECIATION       BOND         COMPANY        MARKET
                                                  FUND            FUND           FUND          FUND           FUND
                                             --------------  --------------  ------------  -------------  -------------
INVESTMENT INCOME:
  Interest income                            $   2,009,116   $     300,488   $64,423,375   $  2,210,661   $101,591,093
  Dividend income (net of foreign
    withholding tax of $14,257; $4,461;
    $0; $250,150; $0 and $0; respectively)      25,363,304       2,668,270             -      6,702,206      2,202,941
                                             --------------  --------------  ------------  -------------  -------------
    Total Income                                27,372,420       2,968,758    64,423,375      8,912,867    103,794,034
                                             --------------  --------------  ------------  -------------  -------------
EXPENSES:
  Investment advisory fees                      10,408,538       2,540,711     5,454,842      6,856,394     10,040,104
  Fund administration fees                         833,774         216,363       555,812        420,317      1,203,608
  Distribution fees                                      -               -             -              -              -
  Administrative servicing fees                          -               -             -              -              -
  Administrative servicing fees
    Class I Shares                               2,644,727         629,177     1,645,391      1,094,116      3,951,512
  Accounting fees                                    2,872           2,083         9,416         31,224         15,792
  Transfer agent fees                              162,585          39,302        98,683         67,196        237,232
  Trustees' fees                                    50,953          12,600        29,804         31,417         64,820
  Professional fees                                142,864          37,832        83,926        112,884        228,918
  Custodian fees                                   103,076          48,932        71,931         85,119        174,847
  Insurance fees                                    23,144           6,299        12,155          8,133         31,736
  Printing fees                                    143,287          63,620        59,217         85,354        122,070
  Other                                             18,930           5,558        14,237          1,005         22,950
                                             --------------  --------------  ------------  -------------  -------------
    Total expenses before waived or
      reimbursed expenses                       14,534,750       3,602,477     8,035,414      8,793,159     16,093,589
Expenses waived or reimbursed                     (754,192)       (213,289)     (799,745)             -     (1,671,437)
                                             --------------  --------------  ------------  -------------  -------------
    Total Expenses                              13,780,558       3,389,188     7,235,669      8,793,159     14,422,152
                                             --------------  --------------  ------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                    13,591,862        (420,430)   57,187,706        119,708     89,371,882
                                             --------------  --------------  ------------  -------------  -------------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments
  and foreign currency transactions           (280,643,359)   (233,717,877)   14,905,713    (14,251,308)        36,943
Net change in unrealized appreciation/
  depreciation on investments and
  translation of assets and liabilities
  denominated in foreign currencies             25,402,860      67,251,751    (1,130,246)   (43,188,521)             -
                                             --------------  --------------  ------------  -------------  -------------
Net realized/unrealized gains (losses) on
  investments and foreign currencies          (255,240,499)   (166,466,126)   13,775,467    (57,439,829)        36,943
                                             --------------  --------------  ------------  -------------  -------------
CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                  $(241,648,637)  $(166,886,556)  $70,963,173   $(57,320,121)  $ 89,408,825
                                             ==============  ==============  ============  =============  =============

                                                MONEY
                                               MARKET
                                             FUND II(A)
                                             -----------
INVESTMENT INCOME:
  Interest income                            $  153,055
  Dividend income (net of foreign
    withholding tax of $14,257; $4,461;
    $0; $250,150; $0 and $0; respectively)        6,714
                                             -----------
    Total Income                                159,769
                                             -----------
EXPENSES:
  Investment advisory fees                       35,770
  Fund administration fees                       14,144
  Distribution fees                              17,885
  Administrative servicing fees                   1,382
  Administrative servicing fees
    Class I Shares                                    -
  Accounting fees                                 2,339
  Transfer agent fees                               437
  Trustees' fees                                    207
  Professional fees                              19,163
  Custodian fees                                    644
  Insurance fees                                      -
  Printing fees                                  11,448
  Other                                             259
                                             -----------
    Total expenses before waived or
      reimbursed expenses                       103,678
Expenses waived or reimbursed                   (10,702)
                                             -----------
    Total Expenses                               92,976
                                             -----------
NET INVESTMENT INCOME (LOSS)                     66,793
                                             -----------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments
  and foreign currency transactions                   -
Net change in unrealized appreciation/
  depreciation on investments and
  translation of assets and liabilities
  denominated in foreign currencies                   -
                                             -----------
Net realized/unrealized gains (losses) on
  investments and foreign currencies                  -
                                             -----------

CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                  $   66,793
                                             ===========


----------------------------------------------------------
(a) Period from October 2, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

                                                NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                     STATEMENTS OF OPERATIONS

                                               FOR THE YEAR ENDED DECEMBER 31, 2001

=================================================================================================================================

                                                      J.P. MORGAN     STRONG NSAT    NATIONWIDE     FEDERATED     FEDERATED NSAT
                                                     NSAT BALANCED      MID CAP      STRATEGIC     NSAT EQUITY     HIGH INCOME
                                                         FUND         GROWTH FUND    VALUE FUND    INCOME FUND      BOND FUND
                                                    ---------------  -------------  ------------  -------------  ----------------
INVESTMENT INCOME:
  Interest income                                   $    3,269,043   $    411,167   $    99,679   $    194,981   $    10,531,592
  Dividend income (net of foreign withholding tax
    of $92; $0; $0; $0 and $0; respectively)             1,000,911        488,700       258,571      1,103,764           253,541
                                                    ---------------  -------------  ------------  -------------  ----------------

    Total Income                                         4,269,954        899,867       358,250      1,298,745        10,785,133
                                                    ---------------  -------------  ------------  -------------  ----------------

EXPENSES:
  Investment advisory fees                                 975,563      1,744,588       219,175        434,663           737,807
  Fund administration fees                                  91,640        134,897        16,956         38,286            68,750
  Administrative servicing fees Class I Shares             197,678        290,058        34,781         80,874           141,257
  Accounting fees                                           13,245          2,043         2,206          3,978            26,532
  Transfer agent fees                                       11,923         17,953         2,246          5,056             8,925
  Trustees' fees                                             3,631          5,777         1,001          1,535             2,805
  Professional fees                                         15,782         22,137        13,190         10,200            11,702
  Custodian fees                                            28,691         40,356         4,493         13,507             8,745
  Insurance fees                                             1,488          2,157           329            656             1,148
  Organization costs                                           701            693           693            695               695
  Printing fees                                             10,228         30,221         7,910         10,691            12,689
 Other                                                       1,147          1,929             3            308             1,936
                                                    ---------------  -------------  ------------  -------------  ----------------

    Total expenses before waived or
      reimbursed expenses                                1,351,717      2,292,809       302,983        600,449         1,022,991
Expenses waived or reimbursed                             (165,741)      (352,429)      (59,364)       (78,158)          (84,812)
                                                    ---------------  -------------  ------------  -------------  ----------------

    Total Expenses                                       1,185,976      1,940,380       243,619        522,291           938,179
                                                    ---------------  -------------  ------------  -------------  ----------------

NET INVESTMENT INCOME (LOSS)                             3,083,978     (1,040,513)      114,631        776,454         9,846,954
                                                    ---------------  -------------  ------------  -------------  ----------------

REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
  and futures transactions                              (7,545,961)   (81,922,921)      336,408     (6,495,227)       (8,710,227)
Net change in unrealized appreciation/
  depreciation on investments                             (319,788)     6,901,207    (1,578,586)    (1,731,839)        1,281,976
                                                    ---------------  -------------  ------------  -------------  ----------------

Net realized/unrealized gains (losses)
  on investments and futures                            (7,865,749)   (75,021,714)   (1,242,178)    (8,227,066)       (7,428,251)
                                                    ---------------  -------------  ------------  -------------  ----------------

CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $   (4,781,771)  $(76,062,227)  $(1,127,547)  $ (7,450,612)  $     2,418,703
                                                    ===============  =============  ============  =============  ================

See notes to financial statements.

                                                NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                     STATEMENTS OF OPERATIONS

                                               FOR THE YEAR ENDED DECEMBER 31, 2001

======================================================================================================================
                                                                                                            DREYFUS
                                                 MAS NSAT      NATIONWIDE    NATIONWIDE     NATIONWIDE        NSAT
                                               MULTI SECTOR    SMALL CAP      SMALL CAP      GLOBAL 50      MID CAP
                                                BOND FUND      VALUE FUND    GROWTH FUND       FUND        INDEX FUND
                                              --------------  ------------  -------------  -------------  ------------
INVESTMENT INCOME:
  Interest income                             $  10,800,232   $ 1,035,545   $    617,247   $    159,086   $   322,752
  Dividend income (net of foreign
    withholding tax of $0; $11,764;
    $109; $109,671; $0 and
    $79; respectively)                               35,348     4,366,891         82,350      1,221,872     1,939,888
                                              --------------  ------------  -------------  -------------  ------------

      Total Income                               10,835,580     5,402,436        699,597      1,380,958     2,262,640
                                              --------------  ------------  -------------  -------------  ------------

EXPENSES:
  Investment advisory fees                        1,179,519     4,373,935      1,174,969        733,766       961,813
  Fund administration fees                          109,374       306,174         77,713         51,631       133,677
  Administrative servicing fees
    Class I Shares                                  236,184       747,883        153,994        103,110       282,960
  Accounting fees                                    32,249         8,347          4,125          3,417         5,173
  Transfer agent fees                                14,240        44,312          9,571          6,819        17,199
  Trustees' fees                                      4,418        13,527          2,977          2,051         5,276
  Professional fees                                  16,374        53,005         19,437         10,888        20,093
  Custodian fees                                     24,214       150,995         45,333         35,288        52,617
  Insurance fees                                      1,642         4,011          1,010            912         1,745
  Organization costs                                    695           627              -            693           695
  Printing fees                                      12,831        21,503         34,559         10,859        17,798
  Other                                               1,252         1,444            752            487           786
                                              --------------  ------------  -------------  -------------  ------------
  Total expenses before waived or
    reimbursed expenses                           1,632,992     5,725,763      1,524,440        959,921     1,499,832
  Expenses waived or reimbursed                    (216,127)     (498,130)      (135,474)       (70,056)     (249,729)
                                              --------------  ------------  -------------  -------------  ------------
    Total Expenses                                1,416,865     5,227,633      1,388,966        889,865     1,250,103
                                              --------------  ------------  -------------  -------------  ------------
NET INVESTMENT INCOME (LOSS)                      9,418,715       174,803       (689,369)       491,093     1,012,537
                                              --------------  ------------  -------------  -------------  ------------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments
  and foreign currency transactions               2,560,886    44,610,414    (24,882,086)   (16,036,464)   (1,667,213)
Net realized gains (losses) on futures               59,030             -              -       (782,739)      224,526
                                              --------------  ------------  -------------  -------------  ------------
Net realized gains (losses) on investments,
  futures and foreign currency transactions       2,619,916    44,610,414    (24,882,086)   (16,819,203)   (1,442,687)
Net change in unrealized appreciation/
  depreciation on investments, futures,
  and translation of assets and liabilities
  denominated in foreign currencies              (5,871,379)   40,320,059     14,242,709      1,087,089    (3,078,702)
                                              --------------  ------------  -------------  -------------  ------------
Net realized/unrealized gains (losses)
  on investments, futures, and
  foreign currencies                             (3,251,463)   84,930,473    (10,639,377)   (15,732,114)   (4,521,389)
                                              --------------  ------------  -------------  -------------  ------------
CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $   6,167,252   $85,105,276   $(11,328,746)  $(15,241,021)  $(3,508,852)
                                              ==============  ============  =============  =============  ============


                                                 TURNER
                                                  NSAT
                                                 GROWTH
                                               FOCUS FUND
                                              ------------
INVESTMENT INCOME:
  Interest income                             $    30,061
  Dividend income (net of foreign
    withholding tax of $0; $11,764;
    $109; $109,671; $0 and
    $79; respectively)                             28,792
                                              ------------
      Total Income                                 58,853
                                              ------------
EXPENSES:
  Investment advisory fees                         89,938
  Fund administration fees                         69,664
  Administrative servicing fees
    Class I Shares                                 14,447
  Accounting fees                                   1,036
  Transfer agent fees                                 915
  Trustees' fees                                      313
  Professional fees                                 6,654
  Custodian fees                                   14,202
  Insurance fees                                      306
  Organization costs                                    -
  Printing fees                                    10,340
  Other                                               420
                                              ------------
  Total expenses before waived or
    reimbursed expenses                           208,235
  Expenses waived or reimbursed                   (67,618)
                                              ------------
    Total Expenses                                140,617
                                              ------------
NET INVESTMENT INCOME (LOSS)                      (81,764)
                                              ------------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments
  and foreign currency transactions            (6,393,477)
Net realized gains (losses) on futures                  -
                                              ------------
Net realized gains (losses) on investments,
  futures and foreign currency transactions    (6,393,477)
Net change in unrealized appreciation/
  depreciation on investments, futures,
  and translation of assets and liabilities
  denominated in foreign currencies               734,728
                                              ------------
Net realized/unrealized gains (losses)
  on investments, futures, and
  foreign currencies                           (5,658,749)
                                              ------------
CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $(5,740,513)
                                              ============

----------------------------------------------------------
See notes to financial statements.

                                           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                STATEMENTS OF OPERATIONS

                                          FOR THE YEAR ENDED DECEMBER 31, 2001

=======================================================================================================================

                                                                GARTMORE        GARTMORE
                                                GARTMORE          NSAT            NSAT                       GARTMORE
                                                  NSAT           GLOBAL          GLOBAL       GARTMORE         NSAT
                                               MILLENNIUM    TECHNOLOGY  AND     HEALTH         GVIT         EMERGING
                                                 GROWTH      COMMUNICATIONS     SCIENCES    U.S. LEADERS     MARKETS
                                                  FUND            FUND            FUND        FUND(A)          FUND
                                              ------------  -----------------  ----------  --------------  ------------
INVESTMENT INCOME:
  Interest income                             $     5,135   $         47,333   $   9,042   $         285   $    25,172
  Dividend income (net of foreign
     withholding tax of $16; $468; $0;
     $0; $4,679 and $13,129; respectively)          8,575             14,781      11,504             132       172,750
                                              ------------  -----------------  ----------  --------------  ------------
      Total Income                                 13,710             62,114      20,546             417       197,922
                                              ------------  -----------------  ----------  --------------  ------------
EXPENSES:
  Investment advisory fees                         25,473            131,329      19,354             346       100,063
  Fund administration fees                         68,753             69,505      68,769              25        69,479
  Administrative servicing fees
  Class I Shares                                        -             16,866           -               -         7,256
  Accounting fees                                   1,166              1,353       1,723              22         2,069
  Transfer agent fees                                 229              1,206         206               -           740
  Trustees' fees                                       75                373          76               -           224
  Professional fees                                 7,576              6,696      11,816           5,385         9,398
  Custodian fees                                    8,878             29,307       4,071               4        12,454
  Insurance fees                                      306                308         307               -           308
  Printing fees                                     9,369             11,724      16,957           1,092         5,088
  Other                                             1,076              1,137         594           1,040         1,078
                                              ------------  -----------------  ----------  --------------  ------------
    Total expenses before waived or
      reimbursed expenses                         122,901            269,804     123,873           7,914       208,157
Expenses waived or reimbursed                     (88,283)           (89,862)    (95,729)         (7,433)      (60,069)
                                              ------------  -----------------  ----------  --------------  ------------
    Total Expenses                                 34,618            179,942      28,144             481       148,088
                                              ------------  -----------------  ----------  --------------  ------------
NET INVESTMENT INCOME (LOSS)                      (20,908)          (117,828)     (7,598)            (64)       49,834
                                              ------------  -----------------  ----------  --------------  ------------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments
  and foreign currency transactions            (1,619,514)        (7,970,560)    (96,189)              -    (1,866,387)
Net realized gains (losses) on futures                  -                  -           -               -             -
                                              ------------  -----------------  ----------  --------------  ------------
Net realized gains (losses) on investments,
  futures and foreign currency transactions    (1,619,514)        (7,970,560)    (96,189)              -    (1,866,387)
Net change in unrealized appreciation/
  depreciation on investments, futures
  and translation of assets and liabilities
  denominated in foreign currencies               174,660          1,300,454     185,797           8,255     1,633,788
                                              ------------  -----------------  ----------  --------------  ------------
Net realized/unrealized gains (losses)
  on investments, futures and
  foreign currencies                           (1,444,854)        (6,670,106)     89,608           8,255      (232,599)
                                              ------------  -----------------  ----------  --------------  ------------
CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $(1,465,762)  $     (6,787,934)  $  82,010   $       8,191   $  (182,765)
                                              ============  =================  ==========  ==============  ============


                                                 GARTMORE
                                                   NSAT
                                               INTERNATIONAL
                                                  GROWTH
                                                   FUND
                                              ---------------
INVESTMENT INCOME:
  Interest income                             $       18,610
  Dividend income (net of foreign
     withholding tax of $16; $468; $0;
     $0; $4,679 and $13,129; respectively)           126,871
                                              ---------------
      Total Income                                   145,481
                                              ---------------
EXPENSES:
  Investment advisory fees                            89,283
  Fund administration fees                            69,114
  Administrative servicing fees
  Class I Shares                                       3,177
  Accounting fees                                      9,170
  Transfer agent fees                                    819
  Trustees' fees                                           -
  Professional fees                                    4,802
  Custodian fees                                      51,534
  Insurance fees                                         309
  Printing fees                                       10,033
  Other                                                1,389
                                              ---------------
    Total expenses before waived or
      reimbursed expenses                            239,630
Expenses waived or reimbursed                        (99,027)
                                              ---------------
    Total Expenses                                   140,603
                                              ---------------
NET INVESTMENT INCOME (LOSS)                           4,878
                                              ---------------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investments
  and foreign currency transactions               (2,565,984)
Net realized gains (losses) on futures              (306,082)
                                              ---------------
Net realized gains (losses) on investments,
  futures and foreign currency transactions       (2,872,066)
Net change in unrealized appreciation/
  depreciation on investments, futures
  and translation of assets and liabilities
  denominated in foreign currencies                  471,841
                                              ---------------
Net realized/unrealized gains (losses)
  on investments, futures and
  foreign currencies                              (2,400,225)
                                              ---------------
CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                   $   (2,395,347)
                                              ===============

(a) For the period from December 18, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.


                                                NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                     STATEMENTS OF OPERATIONS

                                              FOR THE PERIOD ENDED DECEMBER 31, 2001

==================================================================================================================================

                                                                         NSAT                            NSAT
                                                         NSAT          INVESTOR          NSAT          INVESTOR          NSAT
                                                       INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                                     DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                                      AGGESSIVE       AGGESSIVE        MODERATE      CONSERVATIVE    CONSERVATIVE
                                                       FUND(a)         FUND(a)         FUND(a)         FUND(a)         FUND(a)
                                                    --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
  Interest income                                   $          21   $          21   $          21   $          20   $          20
  Dividend income from affiliates                           1,217           1,270           1,357           1,396           1,350
  Dividend income                                             126             126               -               -               -
                                                    --------------  --------------  --------------  --------------  --------------
    Total Income                                            1,364           1,417           1,378           1,416           1,370
                                                    --------------  --------------  --------------  --------------  --------------
EXPENSES:
  Investment advisory fees                                     36              36              36              36              36
  Distribution fees                                            69              68              69              68              68
  Trustees' fees                                                6               6               6               6               6
  Professional fees                                         4,600           4,600           4,600           4,600           4,600
  Custodian fees                                                2               2               2               2               2
  Printing fees                                             2,100           2,100           2,100           2,100           2,100
                                                    --------------  --------------  --------------  --------------  --------------
    Total expenses before waived or
       reimbursed expenses                                  6,813           6,812           6,813           6,812           6,812
Expenses waived or reimbursed                              (6,646)         (6,646)         (6,646)         (6,646)         (6,646)
                                                    --------------  --------------  --------------  --------------  --------------
  Total Expenses                                              167             166             167             166             166
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)                                1,197           1,251           1,211           1,250           1,204
                                                    --------------  --------------  --------------  --------------  --------------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Realized gains (losses) on investment
  transactions with affiliates                                975             963              54              36              19
Realized gain distributions from underlying funds              15              46              76             107             106
                                                    --------------  --------------  --------------  --------------  --------------
Net realized gains (losses) on
  investment transactions                                     990           1,009             130             143             125
Net change in unrealized appreciation/
  depreciation on investments                               4,309           3,196           2,955           1,659             513
                                                    --------------  --------------  --------------  --------------  --------------
Net realized/unrealized gains (losses)
  on investments                                            5,299           4,205           3,085           1,802             638
                                                    --------------  --------------  --------------  --------------  --------------
CHANGE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $       6,496   $       5,456   $       4,296   $       3,052   $       1,842
                                                    ==============  ==============  ==============  ==============  ==============

----------------------------------------------------------
(a) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

                                          NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                               STATEMENTS OF OPERATIONS

                                        FOR THE PERIOD ENDED DECEMBER 31, 2001

======================================================================================================================

                                                                                                            GARTMORE
                                                                                 GARTMORE      GARTMORE       GVIT
                                                                                   GVIT          GVIT        GLOBAL
                                                                                U.S. GROWTH     GLOBAL      FINANCIAL
                                                                                  LEADERS      UTILITIES    SERVICES
                                                                                  FUND(a)       FUND(a)      FUND(a)
                                                                               -------------  -----------  -----------
INVESTMENT INCOME:
  Interest income                                                              $        844   $      451   $      866
  Dividend income (net of foreign withholding tax of $0; $69 and
    $0; respectively)                                                                   136          725        1,069
                                                                               -------------  -----------  -----------
    Total Income                                                                        980        1,176        1,935
                                                                               -------------  -----------  -----------
EXPENSES:
  Investment advisory fees                                                            1,032          912        1,152
  Fund administration fees                                                               75           74           75
  Accounting fees                                                                        22           43           43
  Professional fees                                                                   5,385        5,385        5,385
  Custodian fees                                                                         10           10           10
  Printing fees                                                                       1,092        2,168        2,168
  Other                                                                               1,040        1,042        1,043
                                                                               -------------  -----------  -----------
    Total expenses before waived or reimbursed expenses                               8,656        9,634        9,876
Expenses waived or reimbursed                                                        (7,223)      (8,323)      (8,320)
                                                                               -------------  -----------  -----------
    Total Expenses                                                                    1,433        1,311        1,556
                                                                               -------------  -----------  -----------
NET INVESTMENT INCOME (LOSS)                                                           (453)        (135)         379
                                                                               -------------  -----------  -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions                               (8,894)           -            -
Net realized gains (losses) on foreign currency transactions                              -       (2,353)      (6,115)
                                                                               -------------  -----------  -----------
Net realized gains (losses) on investments and
  foreign currency transactions                                                      (8,894)      (2,353)      (6,115)
Net change in unrealized appreciation/depreciation on investments and
  translation of assets and liabilities denominated in foreign currencies           (14,633)       4,460       46,722
                                                                               -------------  -----------  -----------
Net realized/unrealized gains (losses) on investments and foreign currencies        (23,527)       2,107       40,607
                                                                               -------------  -----------  -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                 $    (23,980)  $    1,972   $   40,986
                                                                               =============  ===========  ===========

----------------------------------------------------------
(a) For the period from December 18, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

                                            NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                            STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================================================


                                                                TOTAL RETURN FUND             CAPITAL APPRECIATION FUND
                                                         --------------------------------  -------------------------------
                                                           YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                          DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                              2001             2000             2001            2000
                                                         ---------------  ---------------  --------------  ---------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $   13,591,862   $   13,657,769   $    (420,430)  $     (578,449)
Net realized gains (losses) on investment transactions     (280,643,359)     746,695,073    (233,717,877)      75,113,837
Net change in unrealized appreciation/depreciation
  on investments                                             25,402,860     (807,664,557)     67,251,751     (303,684,688)
                                                         ---------------  ---------------  --------------  ---------------
  Change in net assets resulting from operations           (241,648,637)     (47,311,715)   (166,886,556)    (229,149,300)
                                                         ---------------  ---------------  --------------  ---------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                       (13,598,692)     (13,660,813)              -                -
In excess of net investment income                                    -                -               -       (1,533,348)
Net realized gains on investments                           (48,216,247)    (746,955,268)              -      (75,113,837)
In excess of net realized gains on investments                        -                -               -      (60,410,946)
                                                         ---------------  ---------------  --------------  ---------------
  Change in net assets from shareholder distributions       (61,814,939)    (760,616,081)              -     (137,058,131)
                                                         ---------------  ---------------  --------------  ---------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                 179,117,226      191,967,931     179,554,108      188,997,064
Dividends reinvested                                         61,814,834      760,605,867               -      137,056,582
Cost of shares redeemed                                    (274,910,844)    (549,624,604)   (267,119,375)    (421,085,576)
                                                         ---------------  ---------------  --------------  ---------------
  Change in net assets from capital transactions            (33,978,784)     402,949,194     (87,565,267)     (95,031,930)
                                                         ---------------  ---------------  --------------  ---------------
Change in net assets                                       (337,442,360)    (404,978,602)   (254,451,823)    (461,239,361)

NET ASSETS:
  Beginning of period                                     2,014,758,591    2,419,737,193     606,599,320    1,067,838,681
                                                         ---------------  ---------------  --------------  ---------------
  End of period                                          $1,677,316,231   $2,014,758,591   $ 352,147,497   $  606,599,320
                                                         ===============  ===============  ==============  ===============

CLASS I SHARE TRANSACTIONS:
Issued                                                       17,164,620       10,128,007      15,753,591        7,866,775
Reinvested                                                    6,341,753       63,756,621               -        9,193,231
Redeemed                                                    (26,903,563)     (29,498,367)    (23,686,218)     (17,285,982)
                                                         ---------------  ---------------  --------------  ---------------
  Change in shares                                           (3,397,190)      44,386,261      (7,932,627)        (225,976)
                                                         ===============  ===============  ==============  ===============

--------------------------------------------------------------------------------
See notes to financial statements.

                                           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                          STATEMENTS OF CHANGES IN NET ASSETS

=======================================================================================================================


                                                              GOVERNMENT BOND FUND       NATIONWIDE SMALL COMPANY FUND
                                                        -------------------------------  ------------------------------
                                                          YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             2001             2000            2001            2000
                                                        ---------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES: OPERATIONS:
Net investment income (loss)                            $   57,187,706   $  45,294,069   $     119,708   $     400,694
Net realized gains (losses) on investment and
  foreign currency transactions                             14,905,713     (11,691,407)    (14,251,308)     90,949,769
Net change in unrealized appreciation/depreciation
  on investments and translation of assets and
  liabilities denominated in foreign currencies             (1,130,246)     56,606,789     (43,188,521)    (41,789,907)
                                                        ---------------  --------------  --------------  --------------
  Change in net assets resulting from operations            70,963,173      90,209,451     (57,320,121)     49,560,556
                                                        ---------------  --------------  --------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                      (57,147,653)    (45,294,069)              -        (192,168)
In excess of net investment income                                   -          (7,350)              -               -
Tax return of capital                                                -               -        (808,321)              -
Net realized gains on investments                           (1,752,418)              -               -    (113,693,904)
In excess of net realized gains on investments                       -               -               -     (20,524,264)
                                                        ---------------  --------------  --------------  --------------
  Change in net assets from shareholder distributions      (58,900,071)    (45,301,419)       (808,321)   (134,410,336)
                                                        ---------------  --------------  --------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                790,703,419     323,078,335     666,123,175     685,757,607
Dividends reinvested                                        58,900,116      45,300,516         808,314     134,409,560
Cost of shares redeemed                                   (426,977,705)   (316,104,443)   (655,941,680)   (487,247,294)
                                                        ---------------  --------------  --------------  --------------
  Change in net assets from capital transactions           422,625,830      52,274,408      10,989,809     332,919,873
                                                        ---------------  --------------  --------------  --------------
Change in net assets                                       434,688,932      97,182,440     (47,138,633)    248,070,093

NET ASSETS:
  Beginning of period                                      867,139,304     769,956,864     790,606,936     542,536,843
                                                        ---------------  --------------  --------------  --------------
  End of period                                         $1,301,828,236   $ 867,139,304   $ 743,468,303   $ 790,606,936
                                                        ===============  ==============  ==============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                      67,260,273      29,102,580      35,553,490      29,618,150
Reinvested                                                   5,058,526       4,105,837          41,817       6,618,831
Redeemed                                                   (36,481,744)    (28,765,648)    (35,237,214)    (21,232,739)
                                                        ---------------  --------------  --------------  --------------
  Change in shares                                          35,837,055       4,442,769         358,093      15,004,242
                                                        ===============  ==============  ==============  ==============

--------------------------------------------------------------------------------
See notes to financial statements.

                                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                     STATEMENTS OF CHANGES IN NET ASSETS

=============================================================================================================

                                                                                                MONEY MARKET
                                                                  MONEY MARKET FUND               FUND II
                                                         ------------------------------------  --------------
                                                            YEAR ENDED         YEAR ENDED       PERIOD ENDED
                                                           DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                               2001               2000            2001(A)
                                                         -----------------  -----------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $     89,371,882   $    114,748,374   $      66,793
Net realized gains (losses) on investment transactions             36,943             (8,465)              -
                                                         -----------------  -----------------  --------------
  Change in net assets resulting from operations               89,408,825        114,739,909          66,793
                                                         -----------------  -----------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM*:
Net investment income                                         (89,371,882)      (114,748,374)        (66,793)
                                                         -----------------  -----------------  --------------
  Change in net assets from shareholder distributions         (89,371,882)      (114,748,374)        (66,793)
                                                         -----------------  -----------------  --------------

CAPITAL TRANSACTIONS*:
Proceeds from shares issued                                14,389,751,754     11,029,951,983      49,509,243
Dividends reinvested                                           96,516,742        103,688,089          48,962
Cost of shares redeemed                                   (13,599,873,998)   (11,278,209,065)    (12,147,448)
                                                         -----------------  -----------------  --------------
Change in net assets from capital transactions                886,394,498       (144,568,993)     37,410,757
                                                         -----------------  -----------------  --------------
  Change in net assets                                        886,431,441       (144,577,458)     37,410,757

NET ASSETS:
  Beginning of period                                       1,982,922,319      2,127,499,777               -
                                                         -----------------  -----------------  --------------
  End of period                                          $  2,869,353,760   $  1,982,922,319   $  37,410,757
                                                         =================  =================  ==============

SHARE TRANSACTIONS*:
Issued                                                     14,389,751,753     11,029,951,983      49,509,243
Reinvested                                                     96,516,742        103,688,462          48,962
Redeemed                                                  (13,599,873,998)   (11,278,209,065)    (12,147,448)
                                                         -----------------  -----------------  --------------
  Change in shares                                            886,394,497       (144,568,620)     37,410,757
                                                         =================  =================  ==============

--------------------------------------------------------------------------------
(a) Period from October 2, 2001 (commencement of operations) through December 31, 2001.
*  The Money Market Fund currently offers only Class I shares and Money Market Fund II shares have no class designation.
See notes to financial statements.

                                                NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                STATEMENTS OF CHANGES IN NET ASSETS

==================================================================================================================================

                                                                          J.P. MORGAN NSAT                   STRONG NSAT
                                                                            BALANCED FUND                MID CAP GROWTH FUND
                                                                    ------------------------------  ------------------------------
                                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                         2001            2000            2001            2000
                                                                    --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                        $   3,083,978   $   2,682,026   $  (1,040,513)  $    (841,096)
Net realized gains (losses) on investment and futures transactions     (7,545,961)     (2,475,089)    (81,922,921)    (44,625,161)
Net change in unrealized appreciation/depreciation
  on investments                                                         (319,788)     (1,068,584)      6,901,207     (13,428,932)
                                                                    --------------  --------------  --------------  --------------
  Change in net assets resulting from operations                       (4,781,771)       (861,647)    (76,062,227)    (58,895,189)
                                                                    --------------  --------------  --------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                                  (3,094,516)     (2,716,752)              -               -
Net realized gains on investments                                               -               -               -      (8,313,717)
In excess of net realized gains on investments                                  -               -               -        (230,175)
                                                                    --------------  --------------  --------------  --------------
  Change in net assets from shareholder distributions                  (3,094,516)     (2,716,752)              -      (8,543,892)
                                                                    --------------  --------------  --------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                            51,050,524      49,560,897     223,463,016     302,244,759
Dividends reinvested                                                    3,094,520       2,716,167               -       8,543,892
Cost of shares redeemed                                                (8,970,461)    (14,278,986)   (222,882,070)    (97,636,953)
                                                                    --------------  --------------  --------------  --------------
  Change in net assets from capital transactions                       45,174,583      37,998,078         580,946     213,151,698
                                                                    --------------  --------------  --------------  --------------
Change in net assets                                                   37,298,296      34,419,679     (75,481,281)    145,712,617

NET ASSETS:
  Beginning of period                                                 112,576,843      78,157,164     244,803,899      99,091,282
                                                                    --------------  --------------  --------------  --------------
  End of period                                                     $ 149,875,139   $ 112,576,843   $ 169,322,618   $ 244,803,899
                                                                    ==============  ==============  ==============  ==============
CLASS I SHARE TRANSACTIONS:
Issued                                                                  5,300,153       4,800,122      16,330,111      14,159,946
Reinvested                                                                332,961         264,787               -         412,893
Redeemed                                                                 (957,063)     (1,381,400)    (16,444,825)     (4,703,307)
                                                                    --------------  --------------  --------------  --------------
  Change in shares                                                      4,676,051       3,683,509        (114,714)      9,869,532
                                                                    ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
See notes to financial statements.

                                          NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                          STATEMENTS OF CHANGES IN NET ASSETS

======================================================================================================================

                                                                  NATIONWIDE                    FEDERATED NSAT
                                                             STRATEGIC VALUE FUND             EQUITY INCOME FUND
                                                        --------------  --------------  --------------  --------------
                                                          YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                             2001            2000            2001            2000
                                                        --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                            $     114,631   $     204,993   $     776,454   $     427,402
Net realized gains (losses) on investment
  transactions                                                336,408        (694,660)     (6,495,227)     (3,653,503)
Net change in unrealized appreciation/depreciation
  on investments                                           (1,578,586)      2,271,022      (1,731,839)     (3,659,386)
                                                        --------------  --------------  --------------  --------------
  Change in net assets resulting from operations           (1,127,547)      1,781,355      (7,450,612)     (6,885,487)
                                                        --------------  --------------  --------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                        (115,844)       (210,319)       (782,326)       (422,266)
Net realized gains on investments                             (33,887)              -               -               -
                                                        --------------  --------------  --------------  --------------
  Change in net assets from shareholder distributions        (149,731)       (210,319)       (782,326)       (422,266)
                                                        --------------  --------------  --------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                15,479,456      41,673,720      25,733,158      36,618,353
Dividends reinvested                                          149,728         210,144         782,322         421,813
Cost of shares redeemed                                   (17,884,444)    (34,436,790)    (21,385,419)     (2,970,389)
                                                        --------------  --------------  --------------  --------------
  Change in net assets from capital transactions           (2,255,260)      7,447,074       5,130,061      34,069,777
                                                        --------------  --------------  --------------  --------------
Change in net assets                                       (3,532,538)      9,018,110      (3,102,877)     26,762,024

NET ASSETS:
  Beginning of period                                      26,271,946      17,253,836      55,951,127      29,189,103
                                                        --------------  --------------  --------------  --------------
  End of period                                         $  22,739,408   $  26,271,946   $  52,848,250   $  55,951,127
                                                        ==============  ==============  ==============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                      1,559,546       4,309,342       2,328,114       2,702,416
Reinvested                                                     16,552          21,655          75,888          31,665
Redeemed                                                   (1,835,659)     (3,547,494)     (1,981,176)       (224,801)
                                                        --------------  --------------  --------------  --------------
  Change in shares                                           (259,561)        783,503         422,826       2,509,280
                                                        ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
See notes to financial statements.

                                             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                             STATEMENTS OF CHANGES IN NET ASSETS

============================================================================================================================

                                                                      FEDERATED NSAT                    MAS NSAT
                                                                   HIGH INCOME BOND FUND          MULTI SECTOR BOND FUND
                                                              ------------------------------  ------------------------------
                                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                   2001            2000            2001            2000
                                                              --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                  $   9,846,954   $   7,271,388   $   9,418,715   $   6,848,631
Net realized gains (losses) on investment
  and foreign currency transactions                              (8,710,227)     (1,404,865)      2,619,916      (2,517,091)
Net change in unrealized appreciation/depreciation
  on investments and translation of assets and liablilities
  denominated in foreign currencies                               1,281,976     (11,932,743)     (5,871,379)      1,754,246
                                                              --------------  --------------  --------------  --------------
  Change in net assets resulting from operations                  2,418,703      (6,066,220)      6,167,252       6,085,786
                                                              --------------  --------------  --------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                            (9,846,974)     (7,294,699)     (8,986,443)     (6,733,132)
Tax return of capital                                                     -         (44,173)              -               -
                                                              --------------  --------------  --------------  --------------
  Change in net assets from shareholder distributions            (9,846,974)     (7,338,872)     (8,986,443)     (6,733,132)
                                                              --------------  --------------  --------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                      85,265,277      29,431,144     102,863,442      82,363,914
Dividends reinvested                                              9,846,978       7,338,006       8,986,449       6,731,697
Cost of shares redeemed                                         (52,293,358)     (9,486,792)    (63,933,654)    (29,084,137)
                                                              --------------  --------------  --------------  --------------
  Change in net assets from capital transactions                 42,818,897      27,282,358      47,916,237      60,011,474
                                                              --------------  --------------  --------------  --------------
Change in net assets                                             35,390,626      13,877,266      45,097,046      59,364,128

NET ASSETS:
  Beginning of period                                            78,631,095      64,753,829     132,226,611      72,862,483
                                                              --------------  --------------  --------------  --------------
  End of period                                               $ 114,021,721   $  78,631,095   $ 177,323,657   $ 132,226,611
                                                              ==============  ==============  ==============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                           10,811,171       3,366,303      11,062,527       8,870,886
Reinvested                                                        1,306,629         857,093         984,952         726,495
Redeemed                                                         (6,755,672)     (1,053,057)     (6,886,317)     (3,129,361)
                                                              --------------  --------------  --------------  --------------
  Change in shares                                                5,362,128       3,170,339       5,161,162       6,468,020
                                                              ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
See notes to financial statements.

                                           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                          STATEMENTS OF CHANGES IN NET ASSETS

=======================================================================================================================

                                                                   NATIONWIDE                     NATIONWIDE
                                                              SMALL CAP VALUE FUND           SMALL CAP GROWTH FUND
                                                         --------------  --------------  --------------  --------------
                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2001            2000            2001            2000
                                                         --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $     174,803   $    (633,229)  $    (689,369)  $    (133,118)
Net realized gains (losses) on investment transactions      44,610,414      60,652,987     (24,882,086)     (8,621,906)
Net change in unrealized appreciation/depreciation
  on investments                                            40,320,059     (46,960,011)     14,242,709     (12,426,475)
                                                         --------------  --------------  --------------  --------------
  Change in net assets resulting from operations            85,105,276      13,059,747     (11,328,746)    (21,181,499)
                                                         --------------  --------------  --------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                         (175,268)              -               -               -
Net realized gains on investments                          (47,501,737)    (50,617,017)              -        (909,138)
In excess of net realized gains on investments                       -               -               -         (55,073)
                                                         --------------  --------------  --------------  --------------
  Change in net assets from shareholder distributions      (47,677,005)    (50,617,017)              -        (964,211)
                                                         --------------  --------------  --------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                896,074,611     336,969,274     202,135,105     152,783,289
Dividends reinvested                                        47,677,013      50,617,017               -         964,211
Cost of shares redeemed                                   (563,429,527)   (201,848,375)   (140,715,719)    (57,251,309)
                                                         --------------  --------------  --------------  --------------
  Change in net assets from capital transactions           380,322,097     185,737,916      61,419,386      96,496,191
                                                         --------------  --------------  --------------  --------------
Change in net assets                                       417,750,368     148,180,646      50,090,640      74,350,481

NET ASSETS:
  Beginning of period                                      280,109,978     131,929,332      93,891,415      19,540,934
                                                         --------------  --------------  --------------  --------------
  End of period                                          $ 697,860,346   $ 280,109,978   $ 143,982,055   $  93,891,415
                                                         ==============  ==============  ==============  ==============
CLASS I SHARE TRANSACTIONS:
Issued                                                      84,535,061      32,267,124      14,032,634       7,686,246
Reinvested                                                   4,604,727       5,833,592               -          48,090
Redeemed                                                   (53,969,101)    (19,459,922)     (9,871,106)     (2,943,629)
                                                         --------------  --------------  --------------  --------------
  Change in shares                                          35,170,687      18,640,794       4,161,528       4,790,707
                                                         ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
See notes to financial statements.

                                           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                           STATEMENTS OF CHANGES IN NET ASSETS

========================================================================================================================

                                                                    NATIONWIDE                     DREYFUS NSAT
                                                                  GLOBAL 50 FUND                MID CAP INDEX FUND
                                                          ------------------------------  ------------------------------
                                                            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                               2001            2000            2001            2000
                                                          --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                              $     491,093   $     761,190   $   1,012,537   $     438,514
Net realized gains (losses) on investment, futures
  and foreign currency transactions                         (16,819,203)       (729,338)     (1,442,687)      4,561,936
Net change in unrealized appreciation/depreciation
  on investments, futures and translation of assets and
  liabilities denominated in foreign currencies               1,087,089     (10,061,162)     (3,078,702)     (1,098,696)
                                                          --------------  --------------  --------------  --------------
  Change in net assets resulting from operations            (15,241,021)    (10,029,310)     (3,508,852)      3,901,754
                                                          --------------  --------------  --------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                        (1,342,248)       (644,428)     (1,023,189)       (464,523)
In excess of net investment income                                    -               -               -         (89,031)
Net realized gains on investments                                     -        (709,093)     (2,131,821)     (4,786,311)
In excess of net realized gains on investments                        -      (2,115,903)              -        (184,362)
Tax return of capital                                                 -         (72,617)              -               -
                                                          --------------  --------------  --------------  --------------
  Change in net assets from shareholder distributions        (1,342,248)     (3,542,041)     (3,155,010)     (5,524,227)
                                                          --------------  --------------  --------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                 126,889,243      80,703,940     247,590,373     181,951,160
Dividends reinvested                                          1,342,243       3,541,470       3,155,005       5,523,946
Cost of shares redeemed                                    (122,538,635)    (50,154,731)   (131,808,294)    (60,761,345)
                                                          --------------  --------------  --------------  --------------
  Change in net assets from capital transactions              5,692,851      34,090,679     118,937,084     126,713,761
                                                          --------------  --------------  --------------  --------------
Change in net assets                                        (10,890,418)     20,519,328     112,273,222     125,091,288

NET ASSETS:
  Beginning of period                                        81,359,174      60,839,846     145,349,884      20,258,596
                                                          --------------  --------------  --------------  --------------
  End of period                                           $  70,468,756   $  81,359,174   $ 257,623,106   $ 145,349,884
                                                          ==============  ==============  ==============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                       12,838,125       6,190,248      18,826,911      13,110,026
Reinvested                                                      140,905         285,314         250,108         408,245
Redeemed                                                    (12,364,020)     (3,873,833)    (10,241,313)     (4,433,863)
                                                          --------------  --------------  --------------  --------------
  Change in shares                                              615,010       2,601,729       8,835,706       9,084,408
                                                          ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
See notes to financial statements.

                                           NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                          STATEMENTS OF CHANGES IN NET ASSETS

=======================================================================================================================

                                                                  TURNER NSAT                    GARTMORE NSAT
                                                               GROWTH FOCUS FUND             MILLENNIUM GROWTH FUND
                                                         ------------------------------  ------------------------------
                                                           YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                              2001          2000(A)           2001          2000(A)
                                                         --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $     (81,764)  $     (10,148)  $     (20,908)  $     (26,228)
Net realized gains (losses) on investment transactions      (6,393,477)     (1,791,039)     (1,619,514)     (1,235,358)
Net change in unrealized appreciation/depreciation
  on investments                                               734,728        (542,460)        174,660         (55,942)
                                                         --------------  --------------  --------------  --------------
  Change in net assets resulting from operations            (5,740,513)     (2,343,647)     (1,465,762)     (1,317,528)
                                                         --------------  --------------  --------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                 83,538,384      32,903,583               -       5,000,000
Cost of shares redeemed                                    (70,283,924)    (25,030,361)              -               -
                                                         --------------  --------------  --------------  --------------
  Change in net assets from capital transactions            13,254,460       7,873,222               -       5,000,000
                                                         --------------  --------------  --------------  --------------
Change in net assets                                         7,513,947       5,529,575      (1,465,762)      3,682,472

NET ASSETS:
  Beginning of period                                        5,529,575               -       3,682,472               -
                                                         --------------  --------------  --------------  --------------
  End of period                                          $  13,043,522   $   5,529,575   $   2,216,710   $   3,682,472
                                                         ==============  ==============  ==============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                      20,325,447       4,446,819               -         500,000
Redeemed                                                   (17,671,808)     (3,520,817)              -               -
                                                         --------------  --------------  --------------  --------------
  Change in shares                                           2,653,639         926,002               -         500,000
                                                         ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
(a) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.
See notes to financial statements.

                                             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                            STATEMENTS OF CHANGES IN NET ASSETS

===========================================================================================================================

                                                             GARTMORE NSAT GLOBAL TECHNOLOGY      GARTMORE NSAT GLOBAL
                                                                AND COMMUNICATIONS FUND           HEALTH SCIENCES FUND
                                                             ------------------------------  ------------------------------
                                                               YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2001          2000(A)           2001          2000(B)
                                                             --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                 $    (117,828)  $     (20,167)  $      (7,598)  $        (202)
Net realized gains (losses) on investment and foreign
  currency transactions                                         (7,970,560)     (3,894,459)        (96,189)              -
Net change in unrealized appreciation/depreciation
  on investments and translation of assets and
  liabilities denominated in foreign currencies                  1,300,454        (933,441)        185,797         (42,080)
                                                             --------------  --------------  --------------  --------------
  Change in net assets resulting from operations                (6,787,934)     (4,848,067)         82,010         (42,282)
                                                             --------------  --------------  --------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Tax return of capital                                                    -               -          (4,074)              -
In excess of net realized gains on investment transactions               -        (248,635)              -               -
                                                             --------------  --------------  --------------  --------------
  Change in net assets from shareholder distributions                    -        (248,635)         (4,074)              -
                                                             --------------  --------------  --------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                     63,390,989      35,274,238               -       2,500,000
Dividends reinvested                                                     -         248,635           4,074               -
Cost of shares redeemed                                        (53,145,363)    (18,299,327)     (2,548,631)              -
                                                             --------------  --------------  --------------  --------------
                                                                10,245,626      17,223,546      (2,544,557)      2,500,000
                                                             --------------  --------------  --------------  --------------

CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                                              -               -       2,548,631               -
                                                             --------------  --------------  --------------  --------------
                                                                         -               -       2,548,631               -
                                                             --------------  --------------  --------------  --------------
  Change in net assets from capital transactions                10,245,626      17,223,546           4,074       2,500,000
                                                             --------------  --------------  --------------  --------------
Change in net assets                                             3,457,692      12,126,844          82,010       2,457,718

NET ASSETS:
  Beginning of period                                           12,126,844               -       2,457,718               -
                                                             --------------  --------------  --------------  --------------
  End of period                                              $  15,584,536   $  12,126,844   $   2,539,728   $   2,457,718
                                                             ==============  ==============  ==============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                          13,150,024       3,521,708               -         250,000
Reinvested                                                               -          33,151             499               -
Redeemed                                                       (11,096,501)     (1,905,721)       (250,499)              -
                                                             --------------  --------------  --------------  --------------
                                                                 2,053,523       1,649,138        (250,000)        250,000
                                                             --------------  --------------  --------------  --------------

CLASS III SHARE TRANSACTIONS:
Issued                                                                   -               -         250,499               -
                                                             --------------  --------------  --------------  --------------
                                                                         -               -         250,499               -
                                                             --------------  --------------  --------------  --------------
Change in shares                                                 2,053,523       1,649,138             499         250,000
                                                             ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
(a) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.
(b) For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
See notes to financial statements.

                                                NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                               STATEMENTS OF CHANGES IN NET ASSETS

=================================================================================================================================

                                                     GARTMORE
                                                       GVIT
                                                    U.S. LEADERS           GARTMORE NSAT                   GARTMORE NSAT
                                                       FUND            EMERGING MARKETS FUND         INTERNATIONAL GROWTH FUND
                                                   --------------  ------------------------------  ------------------------------
                                                    PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                      2001(A)           2001          2000(B)           2001          2000(B)
                                                   --------------  --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                       $         (64)  $      49,834   $      (3,328)  $       4,878   $      (5,547)
Net realized gains (losses) on investment,
  futures and foreign currency transactions                    -      (1,866,387)       (421,720)     (2,872,066)     (1,171,301)
Net change in unrealized appreciation/
  depreciation on investments, futures and
  translation of assets and liabilities
  denominated in foreign currencies                        8,255       1,633,788      (1,050,632)        471,841        (281,895)
                                                   --------------  --------------  --------------  --------------  --------------
  Change in net assets resulting from operations           8,191        (182,765)     (1,475,680)     (2,395,347)     (1,458,743)
                                                   --------------  --------------  --------------  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM(C):
Net investment income                                          -         (49,287)         (3,965)              -               -
Tax return of capital                                          -               -               -         (23,204)              -
                                                   --------------  --------------  --------------  --------------  --------------
  Change in net assets from
    shareholder distributions                                  -         (49,287)         (3,965)        (23,204)              -
                                                   --------------  --------------  --------------  --------------  --------------

CAPITAL TRANSACTIONS(C):
Proceeds from shares issued                            1,000,000      53,174,855      10,656,210      75,604,608      14,897,562
Dividends reinvested                                           -          49,288           3,965          23,204               -
Cost of shares redeemed                                        -     (41,009,033)     (5,189,986)    (73,000,359)     (4,199,740)
                                                   --------------  --------------  --------------  --------------  --------------
Change in net assets from
  capital transactions                                 1,000,000      12,215,110       5,470,189       2,627,453      10,697,822
                                                   --------------  --------------  --------------  --------------  --------------
    Change in net assets                               1,008,191      11,983,058       3,990,544         208,902       9,239,079

NET ASSETS:
  Beginning of period                                          -       3,990,544               -       9,239,079               -
                                                   --------------  --------------  --------------  --------------  --------------
  End of period                                    $   1,008,191   $  15,973,602   $   3,990,544   $   9,447,981   $   9,239,079
                                                   ==============  ==============  ==============  ==============  ==============

CLASS TRANSACTIONS(C):
Issued                                                   100,000       7,560,217       1,200,988      11,151,237       1,559,680
Reinvested                                                     -           6,731             451           3,352               -
Redeemed                                                       -      (5,840,603)       (670,279)    (10,687,843)       (488,473)
                                                   --------------  --------------  --------------  --------------  --------------
  Change in shares                                       100,000       1,726,345         531,160         466,746       1,071,207
                                                   ==============  ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
(a) For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
(b) For the period from August 30, 2000 (commencement of operations) through December 31, 2000.
(c) The Gartmore GVIT U.S. Leaders Fund currently offers only Class III shares and Gartmore NSAT Emerging Markets Fund and
Gartmore NSAT International Growth Fund currently offer only Class I shares.
See notes to financial statements.

                                                NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                               STATEMENTS OF CHANGES IN NET ASSETS

=================================================================================================================================

                                                                        NSAT                            NSAT
                                                        NSAT          INVESTOR          NSAT          INVESTOR          NSAT
                                                      INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                                    DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                                     AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                                        FUND            FUND            FUND            FUND            FUND
                                                   --------------  --------------  --------------  --------------  --------------
                                                    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                      2001(A)         2001(A)         2001(A)         2001(A)         2001(A)
                                                   --------------  --------------  --------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                       $       1,197   $       1,251   $       1,211   $       1,250   $       1,204
Net realized gains (losses) on
  investment transactions                                    990           1,009             130             143             125
Net change in unrealized appreciation/
  depreciation on investments                              4,309           3,196           2,955           1,659             513
                                                   --------------  --------------  --------------  --------------  --------------
  Change in net assets resulting from operations           6,496           5,456           4,296           3,052           1,842
                                                   --------------  --------------  --------------  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                     (1,073)         (1,126)         (1,212)         (1,250)         (1,203)
                                                   --------------  --------------  --------------  --------------  --------------
  Change in net assets from
    shareholder distributions                             (1,073)         (1,126)         (1,212)         (1,250)         (1,203)
                                                   --------------  --------------  --------------  --------------  --------------

CAPITAL TRANSACTIONS:
Proceeds from shares issued                              500,000         500,000         500,000         500,000         500,000
Dividends reinvested                                       1,073           1,126           1,212           1,250           1,203
                                                   --------------  --------------  --------------  --------------  --------------
  Change in net assets from
    capital transactions                                 501,073         501,126         501,212         501,250         501,203
                                                   --------------  --------------  --------------  --------------  --------------
Change in net assets                                     506,496         505,456         504,296         503,052         501,842

NET ASSETS:
  Beginning of period                                          -               -               -               -               -
                                                   --------------  --------------  --------------  --------------  --------------
  End of period                                    $     506,496   $     505,456   $     504,296   $     503,052   $     501,842
                                                   ==============  ==============  ==============  ==============  ==============

SHARE TRANSACTIONS:
Issued                                                    50,000          50,000          50,000          50,000          50,000
Reinvested                                                   106             111             120             124             120
                                                   --------------  --------------  --------------  --------------  --------------
  Change in shares                                        50,106          50,111          50,120          50,124          50,120
                                                   ==============  ==============  ==============  ==============  ==============

--------------------------------------------------------------------------------
(a) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
See notes to financial statements.

                                                NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                               STATEMENTS OF CHANGES IN NET ASSETS

=================================================================================================================================


                                                                                   GARTMORE                          GARTMORE
                                                                                     GVIT           GARTMORE        GVIT GLOBAL
                                                                                 U.S. GROWTH      GVIT GLOBAL        FINANCIAL
                                                                                 LEADERS FUND    UTILITIES FUND    SERVICES FUND
                                                                                --------------  ----------------  ---------------
                                                                                 PERIOD ENDED     PERIOD ENDED     PERIOD ENDED
                                                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                                   2001(A)          2001(A)           2001(A)
                                                                                --------------  ----------------  ---------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                                    $        (453)  $          (135)  $          379
Net realized gains (losses) on investment and foreign currency transactions            (8,894)           (2,353)          (6,115)
Net change in unrealized appreciation/depreciation on investments
  and translation of assets and liabilities denominated in foreign currencies         (14,633)            4,460           46,722
                                                                                --------------  ----------------  ---------------
  Change in net assets resulting from operations                                      (23,980)            1,972           40,986
                                                                                --------------  ----------------  ---------------

DISTRIBUTIONS TO CLASS III SHAREHOLDERS FROM:
Net investment income                                                                       -                 -             (491)
                                                                                --------------  ----------------  ---------------
  Change in net assets from shareholder distributions                                       -                 -             (491)
                                                                                --------------  ----------------  ---------------

CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                                                         3,000,000         3,000,000        3,000,000
Dividends reinvested                                                                        -                 -              491
                                                                                --------------  ----------------  ---------------
  Change in net assets from capital transactions                                    3,000,000         3,000,000        3,000,491
                                                                                --------------  ----------------  ---------------
Change in net assets                                                                2,976,020         3,001,972        3,040,986

NET ASSETS:
  Beginning of period                                                                       -                 -                -
                                                                                --------------  ----------------  ---------------
  End of period                                                                 $   2,976,020   $     3,001,972   $    3,040,986
                                                                                ==============  ================  ===============

CLASS III SHARE TRANSACTIONS:
Issued                                                                                300,000           300,000          300,000
Reinvested                                                                                  -                 -               48
                                                                                --------------  ----------------  ---------------
  Change in shares                                                                    300,000           300,000          300,048
                                                                                ==============  ================  ===============

--------------------------------------------------------------------------------
(a) For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
See notes to financial statements.

                                             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                            FINANCIAL HIGHLIGHTS - CLASS I SHARE

                                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

===========================================================================================================================

                                                                           TOTAL RETURN FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000            1999            1998            1997
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       11.64   $       18.81   $       18.40   $       16.38   $       13.27
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.08            0.12            0.12            0.19            0.23
  Net realized and unrealized gains
    (losses) on investments                          (1.46)          (0.47)           1.13            2.77            3.65
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (1.38)          (0.35)           1.25            2.96            3.88
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.08)          (0.12)          (0.12)          (0.19)          (0.23)
  Net realized gains                                 (0.29)          (6.70)          (0.72)          (0.75)          (0.52)
  In excess of net realized gains                        -               -               -               -           (0.01)
  Tax return of capital                                  -               -               -               -           (0.01)
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.37)          (6.82)          (0.84)          (0.94)          (0.77)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (1.75)          (7.17)           0.41            2.02            3.11
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.89   $       11.64   $       18.81   $       18.40   $       16.38
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                       (11.82%)         (2.12%)           6.94%          18.07%          29.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $   1,677,316   $   2,014,759   $   2,419,737   $   2,343,437   $   1,849,241
Ratio of expenses to average net assets               0.78%           0.78%           0.72%           0.65%           0.54%
Ratio of net investment income
  (loss) to average net assets                        0.77%           0.63%           0.64%           1.05%           1.54%
Ratio of expenses to average net assets*              0.82%           0.81%             (b)             (b)             (b)
Portfolio turnover                                   58.36%         148.28%          29.95%          17.13%          13.85%

--------------------------------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) There were no fee reductions during the period.
See notes to financial statements.

                                             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                           FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

===========================================================================================================================

                                                                        CAPITAL APPRECIATION FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000            1999            1998            1997
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       14.68   $       25.71   $       26.59   $       21.21   $       16.28
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                       (0.01)          (0.01)           0.17            0.19            0.20
  Net realized and unrealized gains
    (losses) on investments                          (4.12)          (6.76)           0.92            6.14            5.39
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (4.13)          (6.77)           1.09            6.33            5.59
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                  -               -           (0.17)          (0.19)          (0.20)
  In excess of net investment income                     -           (0.04)              -               -               -
  Net realized gains                                     -           (2.34)          (1.60)          (0.76)          (0.46)
  In excess of net realized gains                        -           (1.88)              -               -               -
  Tax return of capital                                  -               -           (0.20)              -               -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                                -           (4.26)          (1.97)          (0.95)          (0.66)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (4.13)         (11.03)          (0.88)           5.38            4.93
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       10.55   $       14.68   $       25.71   $       26.59   $       21.21
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                       (28.13%)        (26.53%)           4.28%          29.96%          34.49%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     352,147   $     606,599   $   1,067,839   $   1,064,498   $     481,738
Ratio of expenses to average net assets               0.80%           0.80%           0.74%           0.67%           0.56%
Ratio of net investment income
  (loss) to average net assets                      (0.10%)         (0.07%)           0.62%           0.83%           1.10%
Ratio of expenses to average net assets*              0.85%           0.83%             (b)             (b)             (b)
Portfolio turnover                                  227.28%         205.34%          24.70%          10.67%          10.88%

--------------------------------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) There were no fee reductions during the period.
See notes to financial statements.

                                             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                           FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

===========================================================================================================================


                                                                          GOVERNMENT BOND FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000            1999            1998            1997
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       11.44   $       10.79   $       11.69   $       11.38   $       11.04
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.58            0.66            0.61            0.63            0.69
  Net realized and unrealized gains
      (losses) on investments                         0.24            0.65           (0.88)           0.37            0.34
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                     0.82            1.31           (0.27)           1.00            1.03
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.58)          (0.66)          (0.61)          (0.63)          (0.69)
  In excess of net investment income                     -             -(b)              -               -               -
  Net realized gains                                 (0.02)              -           (0.02)          (0.06)              -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.60)          (0.66)          (0.63)          (0.69)          (0.69)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value            0.22            0.65           (0.90)           0.31            0.34
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       11.66   $       11.44   $       10.79   $       11.69   $       11.38
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                          7.25%          12.54%         (2.35%)           8.91%           9.67%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $   1,301,828   $     867,139   $     769,957   $     761,897   $     475,392
Ratio of expenses to average net assets               0.66%           0.66%           0.65%           0.57%           0.53%
Ratio of net investment income
  (loss) to average net assets                        5.21%           6.00%           5.41%           5.60%           6.19%
Ratio of expenses to average net assets*              0.73%           0.73%             (c)             (c)             (c)
Portfolio turnover                                   55.80%          75.91%          51.61%          32.03%          68.61%

--------------------------------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) Distributions per share less than $0.005.
(c) There were no fee reductions during the period.
See notes to financial statements.

                                             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                           FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

===========================================================================================================================

                                                                     NATIONWIDE SMALL COMPANY FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000            1999            1998            1997
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       20.00   $       22.12   $       16.01   $       15.85   $       13.89
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           -            0.02           (0.03)           0.03            0.01
  Net realized and unrealized gains
    (losses) on investments                          (1.34)           1.91            7.03            0.13            2.40
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (1.34)           1.93            7.00            0.16            2.41
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.02)          (0.01)              -               -               -
  Net realized gains                                     -           (3.42)          (0.89)              -           (0.45)
  In excess of net realized gains                        -           (0.62)              -               -               -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.02)          (4.05)          (0.89)              -           (0.45)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (1.36)          (2.12)           6.11            0.16            1.96
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       18.64   $       20.00   $       22.12   $       16.01   $       15.85
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                        (6.70%)           8.90%          44.02%           1.01%          17.35%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     743,468   $     790,607   $     542,537   $     406,569   $     343,808
Ratio of expenses to average net assets               1.20%           1.21%           1.15%           1.07%           1.11%
Ratio of net investment income
  (loss) to average net assets                        0.02%           0.06%         (0.16%)           0.21%           0.05%
Portfolio turnover                                  135.90%         163.66%         134.74%         141.27%         134.38%

--------------------------------------------------------------------------------
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
See notes to financial statements.

                                             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                           FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

===========================================================================================================================

                                                                           MONEY MARKET FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000            1999            1998            1997
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income                               0.04            0.06            0.05            0.05            0.05
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                     0.04            0.06            0.05            0.05            0.05
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.04)          (0.06)          (0.05)          (0.05)          (0.05)
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.04)          (0.06)          (0.05)          (0.05)          (0.05)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value               -               -               -               -               -
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                          3.60%           6.03%           4.81%           5.27%           5.26%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $   2,869,354   $   1,982,922   $   2,127,500   $   1,373,334   $     993,597
Ratio of expenses to average net assets               0.55%           0.55%           0.54%           0.46%           0.51%
Ratio of net investment income
  to average net assets                               3.41%           5.87%           4.77%           5.15%           5.16%
Ratio of expenses to average net assets*              0.61%           0.61%             (b)             (b)             (b)

--------------------------------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) There were no fee reductions during the period.
See notes to financial statements.

                       NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                              FINANCIAL HIGHLIGHTS

               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

================================================================================

                                                        MONEY MARKET
                                                          FUND II
                                                       --------------
                                                        PERIOD ENDED
                                                        DECEMBER 31,
                                                          2001(A)
                                                       --------------
NET ASSET VALUE
  BEGINNING OF PERIOD                                  $         1.00
                                                       --------------
INVESTMENT ACTIVITIES:
  Net investment income                                             -
                                                       --------------
      Total investment activities                                   -
                                                       --------------
DISTRIBUTIONS:
  Net investment income                                             -
                                                       --------------
      Total distributions                                           -
                                                       --------------
Net increase (decrease) in net asset value                          -
                                                       --------------
NET ASSET VALUE -
  END OF PERIOD                                        $         1.00
                                                       ==============
Total Return                                                 0.24%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                     $       37,411
Ratio of expenses to average net assets                      1.30%(c)
Ratio of net investment income to average net assets         0.93%(c)
Ratio of expenses to average net assets*                     1.45%(c)

-------------------------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from October 2, 2001 (commencement of operations) through December 31, 2001.
(b) Not annualized.
(c) Annualized.
See notes to financial statements.

                                             NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                           FINANCIAL HIGHLIGHTS - CLASS I SHARES

                                    SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING

===========================================================================================================================

                                                                     J.P. MORGAN NSAT BALANCED FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(A)           2000            1999            1998          1997(B)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       10.00   $       10.31   $       10.58   $       10.10   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.22            0.28            0.37            0.30            0.05
  Net realized and unrealized gains
    (losses) on investments                          (0.60)          (0.30)          (0.28)           0.51            0.10
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (0.38)          (0.02)           0.09            0.81            0.15
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.22)          (0.29)          (0.36)          (0.30)          (0.05)
  Net realized gains                                     -               -               -           (0.03)
                                             --------------  --------------  --------------  --------------
      Total distributions                            (0.22)          (0.29)          (0.36)          (0.33)          (0.05)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (0.60)          (0.31)          (0.27)           0.48            0.10
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.40   $       10.00   $       10.31   $       10.58   $       10.10
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                        (3.77%)         (0.35%)           0.87%           8.07%        1.46%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     149,875   $     112,577   $      78,157   $      40,885   $       1,866
Ratio of expenses to average net assets               0.90%           0.90%           0.90%           0.90%        0.90%(d)
Ratio of net investment income
  (loss) to average net assets                        2.34%           2.86%           3.68%           3.81%        4.08%(d)
Ratio of expenses to average net assets*              1.03%           1.07%           1.00%           0.96%        4.90%(d)
Portfolio turnover                                  181.89%         252.43%         103.69%         137.35%           0.19%

--------------------------------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c) Not annualized.
(d) Annualized.
See notes to financial statements.


                                    NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                   Financial Highlights - Class I Shares

                             Selected data for each share of capital outstanding

===================================================================================================================

                                                              STRONG NSAT MID CAP GROWTH FUND
                                             ----------------------------------------------------------------------
                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                2001(a)        2000          1999          1998          1997(b)
                                             ------------  ------------  ------------  ------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $     16.63   $     20.44   $     11.70   $     10.21   $       10.00
                                             ------------  ------------  ------------  ------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                     (0.07)        (0.06)        (0.01)            -            0.01
  Net realized and unrealized gains
    (losses) on investments                        (4.97)        (2.92)         9.87          1.49            0.21
                                             ------------  ------------  ------------  ------------  --------------
      Total investment activities                  (5.04)        (2.98)         9.86          1.49            0.22
                                             ------------  ------------  ------------  ------------  --------------
DISTRIBUTIONS:
  Net investment income                                -             -             -             -           (0.01)
  Net realized gains                                   -         (0.81)        (1.12)            -               -
  In excess of net realized gains                      -         (0.02)            -             -               -
                                             ------------  ------------  ------------  ------------  --------------
      Total distributions                              -         (0.83)        (1.12)            -           (0.01)
                                             ------------  ------------  ------------  ------------  --------------
Net increase (decrease) in net asset value         (5.04)        (3.81)         8.74          1.49            0.21
                                             ------------  ------------  ------------  ------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $     11.59   $     16.63   $     20.44   $     11.70   $       10.21
                                             ============  ============  ============  ===========  ===============
Total Return                                      (30.31%)      (15.38%)        84.75%        14.59%          2.20%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $   169,323   $   244,804   $    99,091   $    10,342   $       1,347
Ratio of expenses to average net assets             1.00%         1.00%         1.00%         1.00%           1.00%(c)
Ratio of net investment income
  (loss) to average net assets                     (0.54%)       (0.40%)       (0.15%)       (0.04%)          0.68%(d)
Ratio of expenses to average net assets*            1.18%         1.17%         1.23%         1.55%           6.33%(d)
Portfolio turnover                                635.03%       632.95%       637.83%       369.83%          27.32%

----------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                     NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                    Financial Highlights - Class I Shares

                               Selected data for each share of capital outstanding

============================================================================================================================

                                                                    NATIONWIDE STRATEGIC VALUE FUND
                                             -------------------------------------------------------------------------------
                                               YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                              DECEMBER 31,     DECEMBER 31,      DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                2001(a)            2000              1999            1998          1997(b)
                                             --------------  ---------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       10.04   $         9.41   $       10.12   $       10.15   $       10.00
                                             --------------  ---------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.05             0.08            0.09            0.07            0.01
  Net realized and unrealized gains
    (losses) on investments                          (0.38)            0.63           (0.41)          (0.03)           0.15
                                             --------------  ---------------  --------------  --------------  --------------
      Total investment activities                    (0.33)            0.71           (0.32)           0.04            0.16
                                             --------------  ---------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.05)           (0.08)          (0.08)          (0.07)          (0.01)
  Net realized gains                                 (0.01)               -           (0.14)              -              -
  In excess of net realized gains                        -                -           (0.17)              -              -
                                             --------------  ---------------  --------------  --------------  --------------
      Total distributions                            (0.06)           (0.08)          (0.39)          (0.07)          (0.01)
                                             --------------  ---------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (0.39)            0.63           (0.71)          (0.03)           0.15
                                             --------------  ---------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.65   $        10.04   $        9.41   $       10.12   $       10.15
                                             ==============  ===============  ==============  ==============  ==============
Total Return                                         (3.26%)           7.61%          (3.07%)          0.39%           1.63%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $      22,739   $       26,272   $      17,254   $      15,279   $       1,469
Ratio of expenses to average net assets               1.00%            1.00%           1.00%           1.00%           1.00%(d)
Ratio of net investment income
  (loss) to average net assets                        0.47%            0.90%           0.88%           0.86%           0.96%(d)
Ratio of expenses to average net assets*              1.24%            1.26%           1.22%           1.23%           5.54%(d)
Portfolio turnover                                  154.96%           78.80%         113.30%          68.65%           5.38%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                     NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                    Financial Highlights - Class I Shares

                              Selected data for each share of capital outstanding

===========================================================================================================================

                                                                  FEDERATED NSAT EQUITY INCOME FUND
                                            -------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       11.99   $       13.53   $       11.47   $       10.16   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.15            0.12            0.05            0.10            0.02
  Net realized and unrealized gains
    (losses) on investments                          (1.61)          (1.54)           2.06            1.44            0.16
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (1.46)          (1.42)           2.11            1.54            0.18
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.15)          (0.12)          (0.04)          (0.10)          (0.02)
  Net realized gains                                     -               -           (0.01)          (0.13)              -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.15)          (0.12)          (0.05)          (0.23)          (0.02)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (1.61)          (1.54)           2.06            1.31            0.16
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       10.38   $       11.99   $       13.53   $       11.47   $       10.16
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                       (12.15%)        (10.62%)          18.49%          15.13%           1.77%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $      52,848   $      55,951   $      29,189   $      14,194   $       1,610
Ratio of expenses to average net assets               0.95%           0.95%           0.95%           0.95%           0.95%(d)
Ratio of net investment income
  (loss) to average net assets                        1.41%           0.96%           0.43%           1.11%           1.34%(d)
Ratio of expenses to average net assets*              1.09%           1.11%           1.09%           1.15%           5.63%(d)
Portfolio turnover                                  127.03%          72.32%          45.16%          49.12%          14.52%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                      NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                     Financial Highlights - Class I Shares

                              Selected data for each share of capital outstanding

===========================================================================================================================

                                                                 FEDERATED NSAT HIGH INCOME BOND FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        7.89   $        9.52   $       10.04   $       10.12   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.76            0.89            0.83            0.66            0.11
  Net realized and unrealized gains
    (losses) on investments                          (0.45)          (1.62           (0.52)          (0.08)           0.12
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                     0.31           (0.73)           0.31            0.58            0.23
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.76)          (0.89)          (0.83)          (0.66)          (0.11)
  Tax return of capital                                  -           (0.01)              -               -               -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.76)          (0.90)          (0.83)          (0.66)          (0.11)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (0.45)          (1.63)          (0.52)          (0.08)           0.12
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                $        7.44   $        7.89   $        9.52   $       10.04   $       10.12
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                          4.22%         (8.28%)           3.19%           5.80%           2.28%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     114,022   $      78,631   $      64,754   $      36,630   $       6,029
Ratio of expenses to average net assets               0.95%           0.95%           0.95%           0.95%           0.95%(d)
Ratio of net investment income
  (loss) to average net assets                        9.96%          10.44%           8.81%           7.88%           6.96%(d)
Ratio of expenses to average net assets*              1.03%           1.12%           1.15%           1.12%           2.18%(d)
Portfolio turnover                                   31.64%          18.12%          22.04%          24.25%           7.37%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                          NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                         Financial Highlights - Class I Shares

                                   Selected data for each share of capital outstanding

============================================================================================================================

                                                                   MAS NSAT MULTI SECTOR BOND FUND
                                             -------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999             1998          1997(b)
                                             --------------  --------------  ---------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        9.28   $        9.37   $         9.82   $       10.05   $       10.00
                                             --------------  --------------  ---------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.54            0.61             0.61            0.48            0.05
  Net realized and unrealized gains
    (losses) on investments                          (0.16)          (0.10)           (0.47)          (0.22)           0.05
                                             --------------  --------------  ---------------  --------------  --------------
      Total investment activities                     0.38            0.51             0.14            0.26            0.10
                                             --------------  --------------  ---------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.52)          (0.60)           (0.59)          (0.47)          (0.05)
  Net realized gains                                     -               -                -           (0.01)              -
  Tax return of capital                                  -               -                -           (0.01)              -
                                             --------------  --------------  ---------------  --------------  --------------
      Total distributions                            (0.52)          (0.60)           (0.59)          (0.49)          (0.05)
                                             --------------  --------------  ---------------  --------------  --------------
Net increase (decrease) in net asset value           (0.14)          (0.09)           (0.45)          (0.23)           0.05
                                             --------------  --------------  ---------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.14   $        9.28   $         9.37   $        9.82   $       10.05
                                             ==============  ==============  ===============  ==============  ==============
Total Return                                          4.19%           5.65%            1.56%           2.60%           1.04%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     177,324   $     132,227   $       72,862   $      36,965   $       2,032
Ratio of expenses to average net assets               0.90%           0.90%            0.90%           0.90%           0.90%(d)
Ratio of net investment income
  (loss) to average net assets                        5.99%           7.07%            7.03%           6.42%           4.77%(d)
Ratio of expenses to average net assets*              1.04%           1.09%            1.02%           0.96%           4.41%(d)
Portfolio turnover                                  340.77%         399.03%          242.89%         287.69%          48.90%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                    NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                   Financial Highlights - Class I Shares

                              Selected data for each share of capital outstanding

===========================================================================================================================
                                                                   NATIONWIDE SMALL CAP VALUE FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        8.70   $        9.72   $        9.49   $        9.79   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           -           (0.02)          (0.02)          (0.01)           0.01
  Net realized and unrealized gains
    (losses) on investments                           2.44            1.06            2.38           (0.29)          (0.17)
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                     2.44            1.04            2.36           (0.30)          (0.16)
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                  -               -               -               -           (0.01)
  Net realized gains                                 (0.78)          (2.06)          (2.13)              -           (0.04)
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.78)          (2.06)          (2.13)              -           (0.05)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value            1.66           (1.02)           0.23           (0.30)          (0.21)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       10.36   $        8.70   $        9.72   $        9.49   $        9.79
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                         28.28%          11.20%          27.84%         (3.06%)          (1.61%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     697,860   $     280,110   $     131,929   $      50,439   $       2,069
Ratio of expenses to average net assets               1.05%           1.05%           1.05%           1.05%           1.05%(d)
Ratio of net investment income
  (loss) to average net assets                        0.04%         (0.31%)         (0.28%)         (0.21%)           0.50%(d)
Ratio of expenses to average net assets*              1.15%           1.20%           1.27%           1.33%           6.31%(d)
Portfolio turnover                                  164.87%         181.85%         270.26%         283.65%           8.38%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                          NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                         Financial Highlights - Class I Shares

                  Selected data for each share of capital outstanding

===========================================================================================

                                                    NATIONWIDE SMALL CAP GROWTH FUND
                                             ----------------------------------------------
                                               YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000          1999(b)
                                             --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       16.24   $       19.69   $       10.00
                                             --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                       (0.07)          (0.02)          (0.01)
  Net realized and unrealized gains
    (losses) on investments                          (1.69)          (3.10)          10.48
                                             --------------  --------------  --------------
      Total investment activities                    (1.76)          (3.12)          10.47
                                             --------------  --------------  --------------
DISTRIBUTIONS:
  Net realized gains                                     -           (0.31)          (0.78)
  In excess of net realized gains                        -           (0.02)              -
                                             --------------  --------------  --------------
      Total distributions                                -           (0.33)          (0.78)
                                             --------------  --------------  --------------
Net increase (decrease) in net asset value           (1.76)          (3.45)           9.69
                                             --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       14.48   $       16.24   $       19.69
                                             ==============  ==============  ==============
Total Return                                       (10.84%)        (16.17%)         105.01%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     143,982   $      93,891   $      19,541
Ratio of expenses to average net assets               1.30%           1.30%           1.30%(d)
Ratio of net investment income
  (loss) to average net assets                      (0.65%)         (0.22%)          (0.24%)(d)
Ratio of expenses to average net assets*              1.43%           1.60%           3.40%(d)
Portfolio turnover                                  124.61%         182.48%         130.98%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                     NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                    Financial Highlights - Class I Shares

                              Selected data for each share of capital outstanding

===========================================================================================================================

                                                                        NATIONWIDE GLOBAL 50 FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       11.65   $       13.89   $       11.75   $       10.10   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.07            0.13            0.07            0.11            0.02
  Net realized and unrealized gains
    (losses) on investments                          (2.26)          (1.81)           2.60            1.81            0.10
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (2.19)          (1.68)           2.67            1.92            0.12
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.18)          (0.11)          (0.04)          (0.07)          (0.02)
  In excess of net investment income                     -               -           (0.01)          (0.12)              -
  Net realized gains                                     -           (0.11)          (0.48)          (0.08)              -
  In excess of net realized gains                        -           (0.33)              -               -               -
  Tax return of capital                                  -           (0.01)              -               -               -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.18)          (0.56)          (0.53)          (0.27)          (0.02)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (2.37)          (2.24)           2.14            1.65            0.10
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $        9.28   $       11.65   $       13.89   $       11.75   $       10.10
                                             ==============  ==============  ==============  ==============  ==============
      Total Return                                 (18.81%)        (12.32%)          22.92%          19.14%           1.18%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $      70,469   $      81,359   $      60,840   $      21,527   $       5,566
Ratio of expenses to average net assets               1.20%           1.20%           1.20%           1.20%           1.20%(d)
Ratio of net investment income
  (loss) to average net assets                        0.66%           1.01%           0.31%           0.66%           1.00%(d)
Ratio of expenses to average net assets*              1.30%           1.42%           1.54%           1.46%           2.84%(d)
Portfolio turnover                                  128.06%         184.98%          79.22%          59.01%           9.32%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                        NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                       Financial Highlights - Class I Shares

                                  Selected data for each share of capital outstanding

===========================================================================================================================

                                                                       DREYFUS NSAT MID CAP INDEX FUND
                                             ------------------------------------------------------------------------------
                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)           2000            1999            1998          1997(b)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       13.55   $       12.32   $       10.92   $        9.94   $       10.00
                                             --------------  --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.07            0.07            0.05            0.09            0.02
  Net realized and unrealized gains
    (losses) on investments                          (0.25)           1.79            2.21            0.98           (0.06)
                                             --------------  --------------  --------------  --------------  --------------
      Total investment activities                    (0.18)           1.86            2.26            1.07           (0.04)
                                             --------------  --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                              (0.07)          (0.08)          (0.03)          (0.08)          (0.02)
  In excess of net investment income                     -           (0.01)              -               -               -
  Net realized gains                                 (0.13)          (0.52)          (0.83)              -               -
  In excess of net realized gains                        -           (0.02)              -               -               -
  Tax return of capital                                  -               -               -           (0.01)              -
                                             --------------  --------------  --------------  --------------  --------------
      Total distributions                            (0.20)          (0.63)          (0.86)          (0.09)          (0.02)
                                             --------------  --------------  --------------  --------------  --------------
Net increase (decrease) in net asset value           (0.38)           1.23            1.40            0.98           (0.06)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $       13.17   $       13.55   $       12.32   $       10.92   $        9.94
                                             ==============  ==============  ==============  ==============  ==============
Total Return                                        (1.30%)          15.21%          20.92%          10.81%          (0.36%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $     257,623   $     145,350   $      20,259   $      10,849   $       3,214
Ratio of expenses to average net assets               0.65%           0.65%           1.03%           1.20%           1.20%(d)
Ratio of net investment income
  (loss) to average net assets                        0.53%           0.68%           0.56%           0.79%           1.55%(d)
Ratio of expenses to average net assets*              0.78%           0.90%           1.74%           1.54%           3.31%(d)
Portfolio turnover                                   28.43%          83.45%         275.04%         119.37%           7.81%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                             NATIONWIDE(R)SEPARATE ACCOUNT TRUST
                            Financial Highlights - Class I Shares
                     Selected data for each share of capital outstanding

============================================================================================

                                                                       TURNER NSAT
                                                                     GROWTH FOCUS FUND
                                                              ------------------------------
                                                                YEAR ENDED     PERIOD ENDED
                                                               DECEMBER 31,    DECEMBER 31,
                                                                 2001(a)          2000(b)
                                                              --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $        5.97   $       10.00
                                                              --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                        (0.02)          (0.01)
  Net realized and unrealized gains (losses) on investments           (2.31)          (4.02)
                                                              --------------  --------------
      Total investment activities                                     (2.33)          (4.03)
                                                              --------------  --------------
Net increase (decrease) in net asset value                            (2.33)          (4.03)
                                                              --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                                               $        3.64   $        5.97
                                                              ==============  ==============
      Total Return                                                  (39.03%)         (40.30%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                            $      13,044   $       5,530
Ratio of expenses to average net assets                                1.33%           1.35%(d)
Ratio of net investment income (loss) to average net assets          (0.77%)          (0.55%)(d)
Ratio of expenses to average net assets*                               1.97%           5.03%(d)
Portfolio turnover                                                  1256.23%         867.40%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                      NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                     Financial Highlights - Class I Shares

                               Selected data for each share of capital outstanding

===============================================================================================================================

                                                                                                          GARTMORE NSAT
                                                                       GARTMORE NSAT                  GLOBAL TECHNOLOGY AND
                                                                  MILLENNIUM GROWTH FUND               COMMUNICATIONS FUND
                                                              ---------------------------------------------------------------
                                                                YEAR ENDED     PERIOD ENDED      YEAR ENDED     PERIOD ENDED
                                                               DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                 2001(a)         2000(b)          2001(a)         2000(b)
                                                              --------------  --------------  ----------------  -------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $       7.36   $     10.00      $         7.35    $      10.00
                                                              --------------  --------------  ----------------  -------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                       (0.04)        (0.05)              (0.03)          (0.01)
  Net realized and unrealized gains (losses) on investments          (2.89)        (2.59)              (3.11)          (2.48)
                                                              --------------  --------------  ----------------  -------------
      Total investment activities                                    (2.93)        (2.64)              (3.14)          (2.49)
                                                              --------------  --------------  ----------------  -------------
DISTRIBUTIONS:
  In excess of net realized gains                                         -               -                 -          (0.16)
                                                              --------------  --------------  ----------------  -------------
      Total distributions                                                 -               -                 -          (0.16)
                                                              --------------  --------------  ----------------  -------------
Net increase (decrease) in net asset value                           (2.93)        (2.64)              (3.14)          (2.65)
                                                              --------------  --------------  ----------------  -------------
NET ASSET VALUE -
  END OF PERIOD                                               $       4.43   $      7.36      $         4.21   $        7.35
                                                              ==============  ============    ================  =============
      Total Return                                                  (39.89%)      (26.30%)(c)         (42.72%)        (24.96%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                            $      2,217   $     3,682      $       15,585   $      12,127
Ratio of expenses to average net assets                               1.40%         1.40%(d)            1.35%           1.35%(d)
Ratio of net investment income (loss) to average net assets          (0.85%)       (1.06%)(d)          (0.88%)         (0.44%)(d)
Ratio of expenses to average net assets*                              4.98%         3.76%(d)            2.02%           2.57%(d)
Portfolio turnover                                                  666.79%       215.10%             894.05%         305.36%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                         NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                                Financial Highlights

                                 Selected data for each share of capital outstanding

=========================================================================================================================

                                                                                                         GARTMORE GVIT
                                                           GARTMORE NSAT                                 U.S. LEADERS
                                                     GLOBAL HEALTH SCIENCES FUND                             FUND
                                                             CLASS I SHARES           CLASS III SHARES  CLASS III SHARES
                                                   --------------------------------  ------------------------------------
                                                     PERIOD ENDED     PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                     DECEMBER 27,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                      2001(a)(b)        2000(c)           2001(b)           2001(d)
                                                   ----------------  --------------  ------------------  ----------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                              $       9.83   $      10.00       $       10.17       $         10.00
                                                   -------------     -----------     ---------------     ----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                            (0.03)            -                   -                    -
  Net realized and unrealized gains (losses)
  on investments                                           0.39          (0.17)              (0.03)                 0.08
                                                   -------------     -----------     ---------------     ----------------
    Total investment activities                            0.36          (0.17)              (0.03)                 0.08
                                                   -------------     -----------     ---------------     ----------------
Distributions:
  Net investment income                                   (0.02)            -                   -                    -
                                                   -------------     -----------     ---------------     ----------------
    Total distributions                                   (0.02)            -                   -                    -
                                                   -------------     -----------     ---------------     ----------------
Net increase (decrease) in net asset Value                 0.34          (0.17)              (0.03)                 0.08
                                                   -------------     -----------     ---------------     ----------------
NET ASSET VALUE -
  END OF PERIOD                                    $      10.17      $    9.83       $       10.14       $         10.08
                                                   =============     ===========     ===============     ================
Total Return                                               3.67%(e)      (1.70%)(e)          (0.30%)(e)             0.80%(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                 $      2,549   $      2,458   $           2,540       $         1,008
Ratio of expense to average net assets                     1.24%(f)       1.00%(f)            1.35%(f)              1.25%(f)
Ratio of net investment income (loss) to average
  net assets                                              (0.32%)(f)     (1.00%)(f)          (1.13%)(f)            (0.16%)(f)
Ratio of expense to average net assets*                    5.51%(f)      28.69%(f)            1.35%(f)             20.55%(f)
Portfolio turnover                                       892.96%          0.00%             892.96%                 0.00%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) Class I shares were exchanged into Class III shares effective December 28, 2001.
(c) For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(d) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $10.08 per share which resulted in a return of 0.00% for the period.
(e)  Not  annualized.
(f)  Annualized.

See  notes  to  financial  statements.

                                       NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                      Financial Highlights - Class I Shares

                                 Selected data for each share of capital outstanding

==============================================================================================================================

                                                                       GARTMORE NSAT                GARTMORE NSAT GROWTH
                                                                   EMERGING MARKETS FUND             INTERNATIONAL FUND
                                                              ------------------------------  ------------------------------
                                                                YEAR ENDED      PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                               DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2001(A)         2000(B)          2001(A)        2000(B)
                                                              ---------------  --------------  ---------------  ------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $         7.51   $       10.00   $        8.62    $    10.00
                                                              ---------------  --------------  ---------------  ------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                          0.06          -                 0.01         (0.01)
  Net realized and unrealized gains (losses) on investments            (0.45)      (2.48)              (2.47)        (1.37)
                                                              ---------------  --------------  ---------------  ------------
      Total investment activities                                      (0.39)      (2.48)              (2.46)        (1.38)
                                                              ---------------  --------------  ---------------  ------------
DISTRIBUTIONS:
  Net investment income                                                (0.04)         -                (0.02)          -
  In excess of net investment income                                     -         (0.01)               -              -
                                                              ---------------  --------------  ---------------  ------------
      Total distributions                                              (0.04)      (0.01)              (0.02)          -
                                                              ---------------  --------------  ---------------  ------------
Net increase (decrease) in net asset value                             (0.43)      (2.49)              (2.48)        (1.38)
                                                              ---------------  --------------  ---------------  ------------
NET ASSET VALUE -
  END OF PERIOD                                               $         7.08   $    7.51       $        6.14    $     8.62
                                                              ===============  ===========     ===============  ============
Total Return                                                          (5.18%)     (24.83%)(c)         (28.65%)      (13.70%)(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)                            $       15,974   $   3,991       $       9,448    $    9,239
Ratio of expenses to average net assets                                 1.70%       1.75%(d)            1.58%         1.60%(d)
Ratio of net investment income (loss) to average net assets             0.57%      (0.21%)(d)           0.05%        (0.17%)(d)
Ratio of expenses to average net assets*                                2.39%       4.09%(d)            2.69%         2.88%(d)
Portfolio turnover                                                    140.18%      43.33%             245.96%        93.02%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from August 30, 2000 (commencement of operations) through December 31, 2000.
(c)  Not  annualized.
(d)  Annualized.

See  notes  to  financial  statements.

                                      NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                                               Financial Highlights

                                Selected data for each share of capital outstanding

==========================================================================================================================

                                                                  NSAT                            NSAT
                                                  NSAT          INVESTOR          NSAT          INVESTOR          NSAT
                                                INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                              DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                               AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                                  FUND            FUND            FUND            FUND            FUND
                                             --------------  --------------  --------------  --------------  --------------
                                              PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                2001(a)          2001(a)         2001(a)         2001(a)         2001(a)
                                             --------------  --------------  --------------  --------------  --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $    10.00   $       10.00   $       10.00   $       10.00   $          10.00
                                             -----------     -----------     -----------     -----------     --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                     0.02            0.02            0.02            0.03               0.02
  Net realized and unrealized gains
    (losses) on investments                        0.11            0.09            0.06            0.04               0.01
                                             -----------     -----------     -----------     -----------     --------------
      Total investment activities                  0.13            0.11            0.08            0.07               0.03
                                             -----------     -----------     -----------     -----------     --------------
DISTRIBUTIONS:
  Net investment income                           (0.02)          (0.02)          (0.02)          (0.03)             (0.02)
                                             -----------     -----------     -----------     -----------     --------------
      Total distributions                         (0.02)          (0.02)          (0.02)          (0.03)             (0.02)
                                             -----------     -----------     -----------     -----------     --------------
Net increase (decrease) in net asset value         0.11            0.09            0.06            0.04               0.01
                                             -----------     -----------     -----------     -----------     --------------
NET ASSET VALUE -
  END OF PERIOD                              $    10.11      $    10.09      $    10.06      $    10.04      $       10.01
                                             ===========     ===========     ===========     ===========     ==============
Total Return                                       1.31%(b)        1.12%(b)        0.84%(b)        0.65%(b)           0.34%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)           $      506      $      505      $      504      $      503      $         502
Ratio of expenses to average net assets            0.61%(c)        0.61%(c)        0.61%(c)        0.61%(c)           0.61%(c)
Ratio of net investment income
  (loss) to average net assets                     4.36%(c)        4.56%(c)        4.42%(c)        4.56%(c)           4.39%(c)
Ratio of expenses to average net assets*          24.83%(c)       24.85%(c)       24.86%(c)       24.88%(c)          24.89%(c)
Portfolio turnover                                10.90%          11.10%           0.74%           0.60%              0.40%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(b)  Not  Annualized.
(c)  Annualized.

See  notes  to  financial  statements.

                                 NATIONWIDE(R)SEPARATE ACCOUNT TRUST

                               Financial Highlights - Class III Shares

                          Selected data for each share of capital outstanding

============================================================================================================

                                                                                                 GARTMORE
                                                                 GARTMORE        GARTMORE          GVIT
                                                                   GVIT            GVIT           GLOBAL
                                                               U.S. GROWTH        GLOBAL        FINANCIAL
                                                                 LEADERS        UTILITIES        SERVICES
                                                                   FUND            FUND            FUND
                                                              --------------  --------------  --------------
                                                               PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                 2001(a)         2001(b)         2001(c)
                                                              --------------  --------------  --------------
NET ASSETS VALUE -
  BEGINNING OF PERIOD                                         $    10.00      $    10.00      $       10.00
                                                              ------------    -----------     --------------
INVESTMENT ACTIVITIES:
  Net realized and unrealized gains (losses) on investments        (0.08)           0.01               0.13
                                                              ------------    -----------     --------------
      Total investment activities                                  (0.08)           0.01               0.13
                                                              ------------    -----------     --------------
Net increase (decrease) in net asset                               (0.08)           0.01               0.13
                                                              ------------    -----------     --------------
NET ASSET VALUE -
  END OF PERIOD                                               $     9.92      $    10.01      $       10.13
                                                              ============    ===========     ==============
Total Return                                                       (0.80%)(d)       0.10%(d)           1.32%(d)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, at end of period (000)                            $    2,976      $    3,002      $       3,041
Ratio of expenses to average net assets                             1.25%(e)        1.15%(e)           1.35%(e)
Ratio of net investment income (loss) to average net assets        (0.40%)(e)      (0.12%)(e)          0.33%(e)
Ratio of expenses to average net assets*                            7.56%(e)        8.45%(e)           8.56%(e)
Portfolio turnover                                                  9.71%           0.00%              0.00%

----------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(a) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the effective date, the net asset value was $9.92 per share which resulted in a return of 0.00% for the period.
(b) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.01 per share which resulted in a return of 0.00% for the period.
(c) For the period from December 18, 2001 (commencement of operations) through December 31, 2001. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the effective date, the net asset value was $10.13 per share which resulted in a return of 0.00% for the period.
(d)  Not  annualized.
(e)  Annualized.

See  notes  to  financial  statements.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001

================================================================================


1.  ORGANIZATION

Nationwide Separate Account Trust ("NSAT" or the "Trust") is an open-end investment company. At a regular quarterly meeting of the Board of Trustees on September 27, 2001, the Board considered and approved a name change of the Trust from NSAT to Gartmore Variable Insurance Trust, which occurred on January 25, 2002. NSAT was organized as a Massachusetts business trust as of June 30, 1981 and is registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide"), both of which are affiliated companies of Nationwide, have purchased shares of the Trust's series (individually a "Fund", collectively the "Funds"). The Trust operates thirtyone separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Funds listed below (individually a "Fund", collectively the "Funds"):

     Total Return Fund (Total Return)
     Capital Appreciation Fund (Capital Appreciation)
     Government Bond Fund (Government Bond)
     Nationwide Small Company Fund (Small Company)
     Money Market Fund (Money Market)
     Money Market Fund II (Money Market II)
     J.P.  Morgan  NSAT  Balanced  Fund  (Balanced)
     Strong NSAT Mid Cap Growth Fund (Mid Cap Growth)
     Nationwide Strategic Value Fund (Strategic Value)
     Federated NSAT Equity Income Fund (Equity Income)
     Federated NSAT High Income Bond Fund (High Income Bond)
     MAS NSAT Multi Sector Bond Fund (Multi Sector Bond)
     Nationwide Small Cap Value Fund (Small Cap Value)
     Nationwide Small Cap Growth Fund (Small Cap Growth)
     Nationwide Global 50 Fund (Global 50)
     Dreyfus NSAT Mid Cap Index Fund (Mid Cap Index)
     Turner NSAT Growth Focus Fund (Growth Focus)
     Gartmore NSAT Millennium Growth Fund (Millennium Growth)
     Gartmore NSAT Global Technology and Communications Fund (Global Technology and Communications)
     Gartmore NSAT Global Health Sciences Fund (Global Health Sciences)
       formerly known  as  Nationwide  Global  Life  Sciences  Fund  II
     Gartmore  GVIT  U.S.  Leaders  Fund  (US  Leaders)
     Gartmore  NSAT  Emerging  Markets  Fund  (Emerging  Markets)
     Gartmore  NSAT  International  Growth  Fund  (International  Growth)
     NSAT  Investor  Destinations  Aggressive  Fund  (Aggressive)
     NSAT  Investor  Destinations  Moderately  Aggressive  Fund  (Moderately
     Aggressive)
     NSAT  Investor  Destinations  Moderate  Fund  (Moderate)
     NSAT Investor Destinations Moderately Conservative Fund (Moderately Conservative)
     NSAT  Investor  Destinations  Conservative  Fund  (Conservative)
     Gartmore  GVIT  U.S.  Growth  Leaders  Fund  (US  Growth  Leaders)
     Gartmore  GVIT  Global  Utilities  Fund  (Global  Utilities)
     Gartmore  GVIT  Global  Financial Services Fund (Global Financial Services)

The Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds ("Investor Destination Funds") are constructed as "fund of funds" which means that they pursue their investment objectives primarily by allocating their investments among other mutual funds (the "Underlying Funds"). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destination Funds, except for the Aggressive Fund, may also invest in a non-registered fixed interest contract issued by Nationwide Life Insurance Company.

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                DECEMBER 31, 2001

================================================================================

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)  SECURITY  VALUATION

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

Securities for which market quotation are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

Investments of the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Shares of the Underlying Funds in which the Investor Destination Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value, pursuant to methods established in good faith by the Board of Trustees or Directors of the Underlying Fund. Under most circumstances, the fixed interest contract is valued at par each day. The par value is calculated each day by the summation of the following factors: prior day's par value, prior day's interest accrued (par multiplied by guaranteed fixed rate), and current day net purchase or redemption.

(b)  REPURCHASE  AGREEMENTS

The Funds may enter into a repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under the repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

(c)  FOREIGN  CURRENCY  TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expense are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)  RISKS  ASSOCIATED  WITH  FOREIGN  SECURITIES  AND  CURRENCIES

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                DECEMBER 31, 2001

================================================================================

laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interest. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(e)  FORWARD  FOREIGN  CURRENCY  CONTRACTS

Certain Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)  FUTURES  CONTRACTS

Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

(g)  MORTGAGE  DOLLAR  ROLLS

Certain Funds may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

(h)  SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Interest income for the fixed contract is accrued daily and reinvested the following day.

(i)  FEDERAL  INCOME  TAXES

Each Fund's policy is to qualify or continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes as it is the intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund.

(j)  DISTRIBUTIONS  TO  SHAREHOLDERS

For all Funds excluding the Money Market Funds, dividends from net investment income, if any, are declared and paid quarterly. For the Money Market Funds, dividends from net investment income are declared daily and paid monthly.

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                DECEMBER 31, 2001

================================================================================

Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, permanent differences (i.e. reclassification of market discounts, gain/loss, pay downs, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

(k)  EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis.

(l)  ORGANIZATION  EXPENSES

Under the provisions of Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities", costs associated with organizing a fund which commences operations subsequent to June 30, 1998 must be expensed as incurred and may not be amortized over future periods.

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2001
================================================================================

3.  TRANSACTIONS  WITH  AFFILIATES

Under  the  terms  of  an  Investment Advisory Agreement, Villanova Global Asset
Management Trust ("VGAMT") manages the investment of the assets and supervises the daily business affairs of the Emerging Markets, International Growth, Global Utilities and Global Financial Services Funds and Villanova Mutual Fund Capital Trust ("VMF") provides these services to the remaining Funds. VGAMT or VMF also provide investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Funds it advises. The subadvisers listed below manage all or a portion of their respective Fund's investments and have the responsibility for making all investment decisions for that portion of the applicable Fund unless otherwise indicated. Additional information regarding the subadvised Funds is as follows:

FUND                       SUBADVISER(S)
--------------------------------------------------------------------------------
Small Company*             The Dreyfus Corporation
                           Neuberger Berman, LLC
                           Gartmore Global Partners** (after 8/15/01)***
                           Strong Capital Management, Inc.
                           Waddell & Reed Investment Management Company
--------------------------------------------------------------------------------
Balanced                   J.P. Morgan Investment Management, Inc.
--------------------------------------------------------------------------------
Mid Cap Growth             Strong Capital Management, Inc.
--------------------------------------------------------------------------------
Strategic Value            Strong Capital Management, Inc. after March 12, 2001
                           Strong Capital Management, Inc. & Schafer Capital
                             Management, Inc. prior to March 12, 2001
--------------------------------------------------------------------------------
Equity Income              Federated Investment Counseling
--------------------------------------------------------------------------------
High Income Bond           Federated Investment Counseling
--------------------------------------------------------------------------------
Multi Sector Bond          Morgan Stanley Investments, LP
--------------------------------------------------------------------------------
Small Cap Value*           The Dreyfus Corporation
--------------------------------------------------------------------------------
Small Cap Growth           Morgan Stanley Investments, LP
                           Waddell & Reed Investment Management Company
                           Neuberger Berman, LLC
--------------------------------------------------------------------------------
Global 50                  J.P. Morgan Investment Management, Inc.
--------------------------------------------------------------------------------
Mid Cap Index              The Dreyfus Corporation
--------------------------------------------------------------------------------
Growth Focus               Turner Investments Partners, Inc.
--------------------------------------------------------------------------------
Emerging Markets           Gartmore Global Partners**
--------------------------------------------------------------------------------
International Growth       Gartmore Global Partners**
--------------------------------------------------------------------------------
Global Utilities           Gartmore Global Partners**
--------------------------------------------------------------------------------
Global Financial Services  Gartmore Global Partners**
--------------------------------------------------------------------------------

----------------
* VMF, as investment adviser, directly manages a portion of these Funds. ** Affiliate of VMF.
*** Gartmore Global Partners replaced Lazard Asset Management as a subadviser on August 15, 2001.

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

                                DECEMBER 31, 2001

================================================================================

Under the terms of the Investment Advisory Agreements, each Fund pays VMF or VGAMT, as applicable, an annual investment advisory fee, based on each Fund's average daily net assets. From such fees, pursuant to the sub-advisory agreements, VMF or VGAMT pays fees to each applicable subadviser. Additional information regarding investment advisory fees for VMF, VGAMT and the subadvisory fees is as follows for the year ended December 31, 2001:

                       FEE                    TOTAL  FEES       PAID TO
FUND                   SCHEDULE               FEES   RETAINED   SUBADVISER
---------------------------------------------------------------------------
Total Return and           Up to $1 billion   0.60%      0.60%         N/A
Capital Appreciation        Next $1 billion  0.575%     0.575%         N/A
                            Next $3 billion   0.55%      0.55%         N/A
                         $5 billion or more   0.50%      0.50%         N/A
---------------------------------------------------------------------------
Government Bond            Up to $1 billion   0.50%      0.50%         N/A
                            Next $1 billion  0.475%     0.475%         N/A
                            Next $3 billion   0.45%      0.45%         N/A
                         $5 billion or more   0.40%      0.40%         N/A
---------------------------------------------------------------------------
Small Company*                   All assets   0.93%      0.33%        0.60%
---------------------------------------------------------------------------
Money Market               Up to $1 billion   0.40%      0.40%         N/A
                            Next $1 billion   0.38%      0.38%         N/A
                            Next $3 billion   0.36%      0.36%         N/A
                         $5 billion or more   0.34%      0.34%         N/A
---------------------------------------------------------------------------
Money Market II            Up to $1 billion   0.50%      0.50%         N/A
                            Next $1 billion   0.48%      0.48%         N/A
                            Next $3 billion   0.46%      0.46%         N/A
                         $5 billion or more   0.44%      0.44%         N/A
---------------------------------------------------------------------------
Balanced*                Up to $100 million   0.75%      0.40%        0.35%
                       $100 million or more   0.70%      0.40%        0.30%
---------------------------------------------------------------------------
Mid Cap Growth*          Up to $500 million   0.90%      0.40%        0.50%
                       $500 million or more   0.85%      0.40%        0.45%
---------------------------------------------------------------------------
Strategic Value          Up to $500 million   0.90%      0.40%        0.50%
                       $500 million or more   0.90%      0.45%        0.45%
---------------------------------------------------------------------------
Equity Income and         Up to $50 million   0.80%      0.40%        0.40%
High Income Bond*         Next $200 million   0.65%      0.40%        0.25%
                          Next $250 million   0.60%      0.40%        0.20%
                       $500 million or more   0.55%      0.40%        0.15%
---------------------------------------------------------------------------
Multi Sector Bond*       Up to $200 million   0.75%      0.45%        0.30%
                       $200 million or more   0.70%      0.45%        0.25%
---------------------------------------------------------------------------
Small Cap Value*         Up to $200 million   0.90%      0.40%        0.50%
                       $200 million or more   0.85%      0.40%        0.45%
---------------------------------------------------------------------------
Small Cap Growth                 All assets   1.10%      0.50%        0.60%
---------------------------------------------------------------------------
Global 50*                Up to $50 million   1.00%      0.40%        0.60%
                       $ 50 million or more   0.95%      0.40%        0.55%
---------------------------------------------------------------------------

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)

                               DECEMBER 31, 2001

========================================================================================

                                                          TOTAL     FEES       PAID TO
FUND                                    FEE SCHEDULE       FEES   RETAINED   SUBADVISER
----------------------------------------------------------------------------------------
Mid Cap Index*                        Up to $250 million   0.50%      0.40%        0.10%
                                        Next $250 million   0.49%      0.40%        0.09%
                                        Next $250 million   0.48%      0.40%        0.08%
                                        Next $250 million   0.47%      0.40%        0.07%
                                      $ 1 billion or more   0.45%      0.40%        0.05%
----------------------------------------------------------------------------------------
Growth Focus**                        Up to $500 million   0.90%      0.35%        0.55%
                                        Next $1.5 billion   0.80%      0.35%        0.45%
                                          Over $2 billion   0.75%      0.35%        0.40%
----------------------------------------------------------------------------------------
Millennium Growth                     Up to $250 million   1.03%      1.03%         N/A
                                        Next $750 million   1.00%      1.00%         N/A
                                          Next $1 billion   0.97%      0.97%         N/A
                                          Next $3 billion   0.94%      0.94%         N/A
                                      $ 5 billion or more   0.91%      0.91%         N/A
----------------------------------------------------------------------------------------
Global Technology
and Communications                            All assets   0.98%      0.98%         N/A
----------------------------------------------------------------------------------------
Global Health Sciences                       All assets    1.00%      1.00%         N/A
----------------------------------------------------------------------------------------
US Leaders and                       Up to $500 million    0.90%      0.90%         N/A
US Growth Leaders**                   Next $1.5 billion    0.80%      0.80%         N/A
                                        Over $2 billion    0.75%      0.75%         N/A
----------------------------------------------------------------------------------------
Emerging Markets                             All assets    1.15%     0.575%       0.575%
----------------------------------------------------------------------------------------
International Growth and
Global Financial Services                    All assets    1.00%      0.50%        0.50%
----------------------------------------------------------------------------------------
Aggressive, Moderately Aggressive,
Moderate, Moderately Conservative
and Conservative                             All assets    0.13%      0.13%         N/A
----------------------------------------------------------------------------------------
Global Utilities                             All assets    0.80%      0.40%        0.40%
----------------------------------------------------------------------------------------

*    Represents new fee schedule that was effective May 1, 2001.
** The Growth Focus Fund and the US Growth Leaders Fund pay VMF a base management fee (as shown above) which may be adjusted upward or down- ward depending on each of the Fund's performance relative to its benchmark, the Russell 1000 Growth Index for the Growth Focus Fund and the S&P 500 Index for the US Growth Leaders Fund. Thus, if either Fund outperforms its benchmark by 12% or more over a 36 month period, that Fund will pay higher management fees. Conversely, if either Fund underperforms its benchmark by 12% or more over a 36 month period, that Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and VMF will receive the applicable base fee. The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations of each Fund. The base fee is either increased or decreased by the following amounts at each breakpoint:

                    FEE  SCHEDULE              FEE ADJUSTMENT
                    -------------              --------------
                    Up to $500 million           +/-  0.22%
                    Next $1.5 billion            +/-  0.18%
                    $2 billion or more           +/-  0.16%

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 2001

================================================================================

For certain Funds, VMF voluntarily agreed to waive advisory fees, and if necessary, reimburse expenses of each Fund in order to limit annual Fund operating expenses at or below stated expense caps. The following table illustrates the voluntary expense caps for each applicable Fund and Class for the year ended December 31, 2001. Effective January 14, 2002, each of these waivers and reimbursements was discontinued after prior notice to shareholders.

             FUND                                      EXPENSE CAP
             ----                                      -----------
             Total Return          Class I Shares         0.78%
             Capital Appreciation  Class I Shares         0.80%
             Government Bond       Class I Shares         0.66%
             Small Company         Class I Shares         1.25%
             Money Market          Class I Shares         0.55%
             Balanced              Class I Shares         0.90%
             Mid Cap Growth        Class I Shares         1.00%
             Strategic Value       Class I Shares         1.00%
             Equity Income         Class I Shares         0.95%
             High Income Bond      Class I Shares         0.95%
             Multi Sector Bond     Class I Shares         0.90%
             Small Cap Value       Class I Shares         1.05%
             Small Cap Growth      Class I Shares         1.30%
             Global 50             Class I Shares         1.20%
             Mid Cap Index         Class I Shares         0.65%


For  the  Funds  listed  below,  VMF  or  VGAMT  entered into Expense Limitation
Agreements and agreed to waive advisory fees, and if necessary, reimburse expenses of those Funds in order to limit Fund operating expenses. The following table illustrates the contractual expense caps for each applicable Fund or Class for the year ended December 31, 2001:

             FUND                                          EXPENSE CAP
             ----                                          -----------
             Money Market II(1)                              1.30%
             Growth Focus(1)               Class I Shares    1.35%
             Millennium Growth(1)          Class I Shares    1.40%
             Global Technology and
               Communications(1)           Class I Shares    1.35%
             Emerging Markets(1)           Class I Shares    1.75%
             International Growth(1)       Class I Shares    1.60%
             Global Health Sciences(2)     Class III Shares  1.35%
             US Leaders(2)                 Class III Shares  1.25%
             US Growth Leaders(2)          Class III Shares  1.25%
             Global Utilities(2)           Class III Shares  1.15%
             Global Financial Services(2)  Class III Shares  1.35%
             Aggressive(3)                                   0.61%
             Moderately Aggressive(3)                        0.61%
             Moderate(3)                                     0.61%
             Moderately Conservative(3)                      0.61%
             Conservative(3)                                 0.61%
________________

1 Expense caps shown are contractual at least through May 1, 2002. After May 1, 2002 the expense caps described above limit operating expenses excluding taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees.
2 Expense caps shown are contractual through April 30, 2003. The expense caps described above limit operating expenses excluding taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees.
3    Expense  caps  shown  are  contractual  through  May  1,  2003.

                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 2001

================================================================================

Pursuant to the Expense Limitation Agreements as indicated above, VMF or VGAMT may request and receive reimbursement of the advisory fees waived or limited and other expenses reimbursed by them at a later date not to exceed five fiscal years (three years for Global Health Sciences, Global Utilities and Global Financial Services) from commencement of operations, if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement of previous waivers or reimbursements will be made to VMF or VGAMT unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class or Fund making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by VMF or VGAMT is not permitted. As of the period ended December 31, 2001, the cumulative potential reimbursements were as follows:

               Money Market II                       $ 10,702
               Growth Focus                           136,039
               Millennium Growth                      147,128
               Global Technology and Communications   145,573
               Global Health Sciences                 101,306
               US Leaders                               7,433
               Emerging Markets                        97,637
               International Growth                   140,707
               Aggressive                               6,646
               Moderately Aggressive                    6,646
               Moderate                                 6,646
               Moderately Conservative                  6,646
               Conservative                             6,646
               US Growth Leaders                        7,223
               Global Utilities                         8,323
               Global Financial Services                8,320

Under the terms of a new combined fee schedule for the Fund Administration Agreement and the Transfer and Dividend Disbursing Agent Agreement, effective December 1, 2001, Villanova SA Capital Trust ("VSA") receives fees from the Funds for providing various administrative, accounting and transfer and dividend distribution services. The fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund.

                          COMBINED FEE SCHEDULE
               ---------------------------------------------
                                    Up to $1 billion  0.13%
                 1 billion and more up to $3 billion  0.08%
                 3 billion and more up to $8 billion  0.05%
                8 billion and more up to $10 billion  0.04%
               10 billion and more up to $12 billion  0.02%
                                  12 billion or more  0.01%


                                    Continued

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 2001
================================================================================

Prior to December 1, 2001, the fees for the Administration Agreement were calculated based on the fee schedule below:

                              FUND                                                FUND
                         ADMINISTRATION                                      ADMINISTRATION
FUND                      FEE SCHEDULE                     FUND               FEE SCHEDULE
---------------------  ------------------         -----------------------  -------------------
 Total Return          Up to $1 billion    0.05%  Small Company            Up to $250 million   0.07%
 Capital Appreciation  $1 billion or more  0.04%  Money Market II*         Next $750 million    0.05%
 Government Bond                                  Balanced                 $ 1 billion or more  0.04%
 Money Market                                     Mid Cap Growth
                                                  Strategic Value
                                                  Equity Income
                                                  High Income Bond
                                                  Multi Sector Bond
                                                  Small Cap Value
                                                  Small Cap Growth*
                                                  Global 50
                                                  Mid Cap Index
                                                  Growth Focus*
                                                  Millennium Growth*
                                                  Global Technology
                                                    and Communications*
                                                  Global Health Sciences*
                                                  Emerging Markets*
                                                  International Growth*

________________

*  Subject  to  a  minimum  of  $75,000  per  year.

Prior to December 1, 2001, Nationwide Investors Services, Inc. ("NISI"), a subsidiary of VSA, received fees of 0.01% of the average daily net assets for transfer and dividend disbursing agent services.

VSA and NISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agent services, respectively, to the Funds.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Advisory Services, Inc. ("NAS"), Money Market II's and Investor Destination Funds' Distributor, is compensated for expenses associated with the distribution of these Funds. These fees are based on average daily net assets of each Fund at an annual rate not to exceed 0.25%.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, Inc. ("NFS"), and financial institutions, which agree to provide administrative support services. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquires regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I shares, Class III shares and the Investor Destination Funds.

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 2001

================================================================================

As of December 31, 2001, the adviser or affiliates of the adviser directly held the percentage indicated of the shares outstanding of the applicable
Fund:

                                                     % OF SHARES
      FUND                                       OUTSTANDING OWNED
      ----                                       -----------------
      Money Market II                                          66%
      Millennium Growth                                       100%
      Global Technology and Communications                     14%
      US Leaders                                              100%
      Emerging Markets                                         22%
      International Growth                                     64%
      Aggressive                                              100%
      Moderately Aggressive                                   100%
      Moderate                                                100%
      Moderately Conservative                                 100%
      Conservative                                            100%
      US Growth Leaders                                       100%
      Global Utilities                                        100%
      Global Financial Services                               100%

4.  BANK LOANS

The Trust has an unsecured bank line of credit of $50,000,000. Borrowing under this arrangement bears interest at the federal funds rate plus 0.50%. These interest costs are included in the custodian fees in the Statements of Operations. No compensating balances are required under the terms of the Line of Credit. The Funds had no outstanding borrowings as of December 31, 2001.

5.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 are summarized as follows:

      FUND                                     PURCHASES         SALES
      ----                                  --------------  --------------
      Total Return                          $1,004,406,813  $1,064,727,301
      Capital Appreciation                     954,940,444   1,001,505,457
      Government Bond                        1,028,745,939     589,177,889
      Small Company                            950,740,841     926,436,585
      Balanced                                 278,092,715     233,863,183
      Mid Cap Growth                         1,194,353,087   1,188,814,938
      Strategic Value                           33,495,408      37,265,266
      Equity Income                             72,763,617      66,658,309
      High Income Bond                          68,705,776      27,831,405
      Multi Sector Bond                        446,635,960     414,161,134
      Small Cap Value                        1,045,535,057     772,988,463
      Small Cap Growth                         158,651,052     113,481,673
      Global 50                                 96,072,411      90,262,522
      Mid Cap Index                            165,282,502      52,260,994
      Growth Focus                             139,699,071     126,812,078
      Millennium Growth                         16,702,631      16,161,151
      Global Technology and Communications     121,599,327     109,798,130
      Global Health Sciences                    19,184,549      19,331,894
      US Leaders                                   917,650               -

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 2001

================================================================================

                FUND                       PURCHASES     SALES
                ----                       ----------  ----------
                Emerging Markets           22,875,691  11,416,835
                International Growth       20,793,751  19,350,479
                Aggressive                    555,641      54,454
                Moderately Aggressive         542,610      54,048
                Moderate                      466,812       3,397
                Moderately Conservative       441,006       2,639
                Conservative                  402,396       1,591
                US Growth Leaders           3,120,905     250,948
                Global Utilities            2,912,077           -
                Global Financial Services   2,964,960           -

6.  PORTFOLIO  INVESTMENT  RISKS

CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

7  -  FEDERAL  INCOME  TAX  INFORMATION  (UNAUDITED):

For the taxable year ended December 31, 2001, a portion of income dividends paid by the following funds qualify for the dividends received deduction available to corporations:

                                   QUALIFIED DIVIDEND INCOME
               Total Return                          93.48%
               Balanced                              31.42%
               Strategic Value                      100.00%
               Equity Income                        100.00%
               High Income Bond                       0.90%
               Small Cap Value                        6.22%
               Global 50                             11.10%
               Mid Cap Index                         61.54%

During the year ended December 31, 2001, the following funds paid long-term capital gain distributions:

               Total Return                    $46,281,609
               Government Bond                   1,752,418
               Strategic Value                      33,887
               Small Cap Value                     541,462
               Mid Cap Index                     1,367,634

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 2001

================================================================================

As of December 31, 2001, for federal income tax purposes, the following funds have capital loss carryforwards available to offset future capital gains, in any:

                                                        AMOUNT     EXPIRES
                                                  ------------     -------
            Total Return                          $276,175,598     2009
            Capital Appreciation                   275,247,754     2009
            Small Company                           29,271,990     2009
            Balanced                                   855,248     2008
            Balanced                                 5,909,075     2009
            Mid Cap Growth                           4,368,723     2008
            Mid Cap Growth                         119,890,125     2009
            Strategic Value                            780,477     2009
            Equity Income                              193,071     2007
            Equity Income                            1,052,405     2008
            Equity Income                            8,638,366     2009
            High Income Bond                           238,161     2007
            High Income Bond                           953,907     2008
            High Income Bond                         7,311,432     2009
            Multi Sector Bond                          664,893     2008
            Small Cap Growth                         2,494,340     2008
            Small Cap Growth                        29,201,494     2009
            Global 50                               17,860,741     2009
            Growth Focus                               300,123     2008
            Growth Focus                             7,526,194     2009
            Millennium Growth                          240,973     2008
            Millennium Growth                        2,598,565     2009
            Global Technology and Communications    11,902,724     2009
            Global Health Sciences                      51,397     2009
            Emerging Markets                            40,146     2008
            Emerging Markets                         1,131,195     2009
            International Growth                       459,419     2008
            International Growth                     3,116,378     2009

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 2001

================================================================================

Capital and foreign currency losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital and foreign currency losses:

                                             POST-OCTOBER FOREIGN   CURRENCY
                                                   CAPITAL LOSSES     LOSSES
                                            ---------------------  ---------
      Total Return                                     $3,022,548  $       -
      Capital Appreciation                              5,884,047          -
      Government Bond                                       3,663          -
      Small Company                                             -    170,228
      Balanced                                          1,663,494          -
      Mid Cap Growth                                       56,425          -
      Strategic Value                                      76,379          -
      Equity Income                                       474,014          -
      High Income Bond                                  1,948,970          -
      Small Cap Value                                   2,259,038          -
      Small Cap Growth                                    359,799          -
      Global 50                                         2,688,538          -
      Global Technology and Communications                      -      7,590
      Emerging Markets                                     89,546     17,533
      International Growth                                 84,555      7,280
      US Growth Leaders                                     8,894          -
      Global Utilities                                          -      2,353
      Global Financial Services                                 -      6,116

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 2001

================================================================================

8  -  SUBSEQUENT  EVENT

Effective January 25, 2002, the Trust changed its name from Nationwide Separate Account Trust to Gartmore Variable Insurance Trust and the Funds listed below changed their names to the following:


 FORMER NAME                                               NEW NAME
===============================================================================================================
 Total Return Fund                                        Gartmore GVIT Total Return Fund
---------------------------------------------------------------------------------------------------------------
 Capital Appreciation Fund                                Gartmore GVIT Growth Fund
---------------------------------------------------------------------------------------------------------------
 Government Bond Fund                                     Gartmore GVIT Government Bond Fund
---------------------------------------------------------------------------------------------------------------
 Nationwide Small Company Fund                            GVIT Small Company Fund
---------------------------------------------------------------------------------------------------------------
 Money Market Fund                                        Gartmore GVIT Money Market Fund
---------------------------------------------------------------------------------------------------------------
 Money Market Fund II                                     Gartmore GVIT Money Market Fund II
---------------------------------------------------------------------------------------------------------------
 J.P. Morgan NSAT Balanced Fund                           J.P. Morgan GVIT Balanced Fund
---------------------------------------------------------------------------------------------------------------
 Strong NSAT Mid Cap Growth Fund                          Strong GVIT Mid Cap Growth Fund
---------------------------------------------------------------------------------------------------------------
 Nationwide Strategic Value Fund                          Nationwide GVIT Strategic Value Fund
---------------------------------------------------------------------------------------------------------------
 Federated NSAT Equity Income Fund                        Federated GVIT Equity Income Fund
---------------------------------------------------------------------------------------------------------------
 Federated NSAT High Income Bond Fund                     Federated GVIT High Income Bond Fund
---------------------------------------------------------------------------------------------------------------
 MAS NSAT Multi Sector Bond Fund                          MAS GVIT Multi Sector Bond Fund
---------------------------------------------------------------------------------------------------------------
 Nationwide Small Cap Value Fund                          GVIT Small Cap Value Fund
---------------------------------------------------------------------------------------------------------------
 Nationwide Small Cap Growth Fund                         GVIT Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------------
 Nationwide Global 50 Fund                                Gartmore GVIT Worldwide Leaders Fund
---------------------------------------------------------------------------------------------------------------
 Dreyfus NSAT Mid Cap Index Fund                          Dreyfus GVIT Mid Cap Index Fund
---------------------------------------------------------------------------------------------------------------
 Turner NSAT Growth Focus Fund                            Turner GVIT Growth Focus Fund
---------------------------------------------------------------------------------------------------------------
 Gartmore NSAT Millennium Growth Fund                     Gartmore GVIT Millennium Growth Fund
---------------------------------------------------------------------------------------------------------------
 Gartmore NSAT Global Technology and                      Gartmore GVIT Global Technology and
   Communications Fund                                      Communications Fund
---------------------------------------------------------------------------------------------------------------
 Gartmore NSAT Global Health Sciences Fund                Gartmore GVIT Global Health Sciences Fund
---------------------------------------------------------------------------------------------------------------
 Gartmore NSAT Emerging Markets Fund                      Gartmore GVIT Emerging Markets Fund
---------------------------------------------------------------------------------------------------------------
 Gartmore NSAT International Growth Fund                  Gartmore GVIT International Growth Fund
---------------------------------------------------------------------------------------------------------------
 NSAT Investor Destinations Aggressive Fund               Gartmore GVIT Investor Destinations Aggressive Fund
---------------------------------------------------------------------------------------------------------------
 NSAT Investor Destinations Moderately Aggressive Fund    Gartmore GVIT Investor Destinations Moderately
                                                            Aggressive Fund
---------------------------------------------------------------------------------------------------------------
 NSAT Investor Destinations Moderate Fund                 Gartmore GVIT Investor Destinations Moderate Fund
---------------------------------------------------------------------------------------------------------------
 NSAT Investor Destinations Moderately Conservative Fund  Gartmore GVIT Investor Destinations Moderately
                                                          Conservative Fund
---------------------------------------------------------------------------------------------------------------
 NSAT Investor Destinations Conservative Fund             Gartmore GVIT Investor Destinations Conservative Fund
---------------------------------------------------------------------------------------------------------------

                                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                MANAGEMENT INFORMATION

                   TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

                                                  DECEMBER 31, 2001

==============================================================================================================================
                                     TERM OF
                                      OFFICE                                                        NUMBER OF
                                       WITH                                                       PORTFOLIOS IN
                                      TRUST-                                                          FUND           OTHER
                       POSITION(S)  LENGTH OF                                                        COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,          HELD WITH      TIME                                                        OVERSEEN BY      HELD BY
AND AGE                   FUND        SERVED      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        TRUSTEE       TRUSTEE*
------------------------------------------------------------------------------------------------------------------------------
CHARLES E. ALLEN       Trustee      Since       Mr. Allen is Chairman, Chief Executive                       77       None
8162 E. Jefferson                   July        Officer and President of Graimark Realty
Ave., #15B  Detroit,                2000        Advisors, Inc. (real estate development,
MI 48214  Age 54                                investment and asset management).
------------------------------------------------------------------------------------------------------------------------------
PAULA H.J.             Trustee      Since       Ms. Cholmondeley is Vice President and                       77       None
CHOLMONDELEY  c/o                   July        General Manager of Special Products at Sappi
Sappi Fine Paper  225               2000        Fine Paper North America. Prior to 1998, she
Franklin Street                                 held various positions with Owens Corning,
Boston, MA 02110                                including Vice President and General Manager
Age 54                                          of the Residential Insulation Division (1997 to
                                                1998), President of the MIRAFLEX Fibers
                                                Division (1994 to 1997).
------------------------------------------------------------------------------------------------------------------------------
C. BRENT DEVORE        Trustee      Since       Dr. DeVore is President of Otterbein College.                77       None
111 N. West Street                  May
Westerville, OH 43081               1998
Age 61
------------------------------------------------------------------------------------------------------------------------------
ROBERT M. DUNCAN       Trustee      Since       Since 1999, Mr. Duncan has worked as an                      77       None
1397 Haddon Road                    April       arbitration and mediation consultant. From
Columbus, OH 43209                  1997        1996 to 1999, he was Commissioner of the
Age 74                                          Ohio Elections Commission.
------------------------------------------------------------------------------------------------------------------------------
BARBARA L. HENNIGAR    Trustee      Since       Retired; Ms. Hennigar is the former Chairman                 77       None
6363 So. Sicily Way                 July        of OppenheimerFunds Services and
Aurora, CO 80016                    2000        Shareholder Services Inc. Ms. Hennigar held
Age 66                                          this posi- tion from October 1999 to June
                                                2000. Prior to that, she served as President and
                                                Chief Executive Officer of OppenheimerFunds
                                                Services.
------------------------------------------------------------------------------------------------------------------------------
THOMAS J. KERR, IV     Trustee      Since       Dr. Kerr is President Emeritus of Kendall                    77       None
4890 Smoketalk Lane                 June        College.
Westerville, OH 43081               1981
Age 68
------------------------------------------------------------------------------------------------------------------------------
DOUGLAS F. KRIDLER     Trustee      Since       Mr. Kridler is the President and Chief                       77       None
2355 Brixton Road                   September   Executive Officer of the Columbus
Columbus, OH 43221                  1997        Foundation. Prior to January 31, 2002, Mr.
Age 46                                          Kridler was the President of the Columbus
                                                Association for the Performing Arts and
                                                Chairman of the Greater Columbus Convention
                                                and Visitors Bureau.
------------------------------------------------------------------------------------------------------------------------------
DAVID C. WETMORE       Trustee**    Since       Mr. Wetmore is the Managing Director of                      81       None
26 Turnbridge Drive                 May         Updata Capital, Inc., a venture capital firm.
Long Cove Plantation                1998
Hilton Head, SC 29928
Age 53
------------------------------------------------------------------------------------------------------------------------------

* Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.

** Mr. Wetmore serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").

                                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                MANAGEMENT INFORMATION

                   TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

                                                  DECEMBER 31, 2001

===============================================================================================================================

                                        TERM OF
                                        OFFICE                                                       NUMBER OF
                                         WITH                                                      PORTFOLIOS IN
                                        TRUST-                                                         FUND           OTHER
                          POSITION(S)  LENGTH OF                                                      COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,             HELD WITH     TIME                                                       OVERSEEN BY      HELD BY
AND AGE                      FUND       SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         TRUSTEE       TRUSTEE**
-------------------------------------------------------------------------------------------------------------------------------
JOSEPH J. GASPER          Trustee      Since      Mr. Gasper is a Director, President and Chief               77       None
Nationwide Insurance One  and          September  Operating Officer ofNationwide Financial
Nationwide Plaza          Chairman     1997       Services, Inc.* since December 1996 and
1-37-06                                           ofNationwide Life and Annuity Insurance
Columbus, OH 43215                                Company* and NationwideLife Insurance
Age 59                                            Company* since April 1996. Mr. Gasper is
                                                  also ViceChairman of the Board of Directors
                                                  of the managing unitholder ofGGAMT* and
                                                  GMF.*
-------------------------------------------------------------------------------------------------------------------------------
PAUL J. HONDROS           Trustee      Since      Mr. Hondros is President and Chief Executive                81       None
Gartmore Global                        July 2000  Officer of GartmoreDistribution Services,
Investments, Inc.                                 Inc.*, Gartmore Investor Services,
1200 River Road,                                  Inc.*,Gartmore Morley Capital Management,
Conshohocken, PA                                  Inc.*, Gartmore MorleyFinancial Services,
19428                                             Inc.,* NorthPointe Capital, LLC*,
Age 53                                            GGAMT*,GGI*, GMF*,and GSA* and a
                                                  Director of Nationwide Securities,Inc.* as well
                                                  as serving as an officer or director in several
                                                  entitieswithin Nationwide Financial Services,
                                                  Inc. He is also anAdministrative Committee
                                                  Member for The AlphaGen Caelum FundLLC,
                                                  The AlphaGen Caelum Fund LDC, The
                                                  Healthcare Fund LLCand The Healthcare Fund
                                                  LDC (four hedge funds managed byGSA*).
                                                  Prior to that, Mr. Hondros served as President
                                                  and ChiefOperations Officer of Pilgrim Baxter
                                                  and Associates, Ltd., an invest-ment
                                                  management firm, and its affiliated fixed
                                                  income investmentmanagement arm, Pilgrim
                                                  Baxter Value Investors, Inc. and asExecutive
                                                  Vice President to the PBHG Funds, PBHG
                                                  Insurance SeriesFunds and PBHG Adviser
                                                  Funds.
-------------------------------------------------------------------------------------------------------------------------------
ARDEN L. SHISLER          Trustee      Since      Mr. Shisler is President and Chief Executive                77       None
1356 North Wenger Rd.                  February   Officer of K&BTransport, Inc., a trucking
Dalton, OH 44618                       2000       firm. He is also Chairman of the Board
Age 60                                            forNationwide Mutual Insurance Company*
                                                  and a Director ofNationwide Financial
                                                  Services, Inc.*
-------------------------------------------------------------------------------------------------------------------------------
GERALD J. HOLLAND         Treasurer    Since      Mr. Holland is Senior Vice President -                      77       None
Gartmore Global                        March      Operations for GGI*, GMF*and GSA.* He is
Investments, Inc.                       2001      also Assistant Treasurer to the Funds. Prior to
1200 River Road,                                  July2000, he was Vice President for First Data
Conshohocken, PA                                  Investor Services, aninvestment company
19428                                             service provider.
Age 51
-------------------------------------------------------------------------------------------------------------------------------

                                        NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                                                MANAGEMENT INFORMATION

                   TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

                                                  DECEMBER 31, 2001

==========================================================================================================================

                                 TERM OF
                                 OFFICE                                                         NUMBER OF
                                  WITH                                                        PORTFOLIOS IN
                                 TRUST-                                                           FUND           OTHER
                   POSITION(S)  LENGTH OF                                                        COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,      HELD WITH     TIME                                                         OVERSEEN BY      HELD BY
AND AGE               FUND       SERVED    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS           TRUSTEE       TRUSTEE**
--------------------------------------------------------------------------------------------------------------------------
KEVIN S. CROSSETT  Secretary    Since      Mr. Crossett is Vice President, Associate General             77      None
Gartmore Global                 December   Counsel for GGI,*GMF,* GSA,* Nationwide
Investments, Inc.               2000       Financial Services, Inc.* and otherNationwide
1200 River Road                            Insurance entities.* From June 2000 to December
Conshohocken, PA                           2000,he was Assistant Secretary to the Funds.*
19428                                      Prior to 1999, he was VicePresident, Senior
Age 41                                     Counsel and Director of Compliance for
                                           MerrillLynch, Pierce, Fenner & Smith, Inc.
-------------------------------------------------------------------------------------------------------------------------------

* This position is held with an affiliated person or principal underwriter of the Funds.
** Directorships held in (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to
     Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

GGAMT   Gartmore  Global  Asset  Management  Trust
GGI     Gartmore  Global  Investments
GMF     Gartmore  Mutual  Funds

                      NATIONWIDE(R) SEPARATE ACCOUNT TRUST

                        SHAREHOLDER MEETINGS (UNAUDITED)

                                DECEMBER 31, 2001

================================================================================

During the period from July 1 to December 31, 2001, several Funds held special meetings of their shareholders. The matters considered at those meetings, together with the actual vote tabulations relating to such matters are as follows:

1. On August 2, 2001, a special meeting of the Nationwide Small Company Fund was held for the following purpose:

To approve a subadvisory agreement with Gartmore Global Partners, so that Gartmore Global Partners would replace Lazard Asset Management as a subadviser for the Nationwide Small Company Fund.

FOR             AGAINST         ABSTAIN
-----------------------------------------
38,645,656      527,266         1,701,583

The  subadvisory  change  was  implemented  as  of  August  15,  2001.

2. On August 2, 2001, a special meeting of the Nationwide Strategic Value Fund was held for the following purpose:

To approve a new subadvisory agreement with Strong Capital Management, Inc., so that Strong Capital Management, Inc. may continue to serve as the subadviser for the Nationwide Strategic Value Fund.

FOR             AGAINST         ABSTAIN
-----------------------------------------
2,458,261       64,273          131,046

3. On December 27, 2001, a special meeting of the Nationwide Global 50 Fund was held for the following purposes:

To approve a subadvisory agreement with Gartmore Global Partners, so that Gartmore Global Partners would replace J.P. Morgan Asset Management, Inc. as the subadviser for the Nationwide Global 50 Fund.

FOR             AGAINST         ABSTAIN
-----------------------------------------
3,980,314       2,480,747      330,050

The  subadvisory  change  was  implemented  as  of  January  2,  2002.

To amend Nationwide Global 50 Fund's fundamental policy regarding diversification to change the Nationwide Global 50 Fund from a diversified to a non-diversified fund.

FOR             AGAINST         ABSTAIN
-----------------------------------------
3,774,891       2,620,036       396,184

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

Exhibit 17(d)
================================================================================



                        GARTMORE VARIABLE INSURANCE TRUST





                               SEMI ANNUAL REPORT
                                  JUNE 30, 2002
                                  (UNAUDITED)

================================================================================

                        GARTMORE VARIABLE INSURANCE TRUST

                               SEMI ANNUAL REPORT

                                  JUNE 30, 2002


                                TABLE OF CONTENTS

Statement of Investments:
    Gartmore GVIT Total Return Fund. . . . . . . . . . . . . . . . .     2
    Gartmore GVIT Growth Fund. . . . . . . . . . . . . . . . . . . .     4
    Gartmore GVIT Government Bond Fund . . . . . . . . . . . . . . .     6
    GVIT Small Company Fund. . . . . . . . . . . . . . . . . . . . .     8
    Gartmore GVIT Money Market Fund. . . . . . . . . . . . . . . . .    18
    Gartmore GVIT Money Market Fund II . . . . . . . . . . . . . . .    21
    J.P. Morgan GVIT Balanced Fund . . . . . . . . . . . . . . . . .    22
    Strong GVIT Mid Cap Growth Fund. . . . . . . . . . . . . . . . .    29
    Nationwide GVIT Strategic Value Fund . . . . . . . . . . . . . .    31
    Comstock GVIT Value Fund . . . . . . . . . . . . . . . . . . . .    33
    Federated GVIT High Income Bond Fund . . . . . . . . . . . . . .    35
    MAS GVIT Multi Sector Bond Fund. . . . . . . . . . . . . . . . .    40
    GVIT Small Cap Value Fund. . . . . . . . . . . . . . . . . . . .    46
    GVIT Small Cap Growth Fund . . . . . . . . . . . . . . . . . . .    51
    Gartmore GVIT Worldwide Leaders Fund . . . . . . . . . . . . . .    53
    Dreyfus GVIT Mid Cap Index Fund. . . . . . . . . . . . . . . . .    55
    Turner GVIT Growth Focus Fund. . . . . . . . . . . . . . . . . .    60
    Gartmore GVIT Millennium Growth Fund . . . . . . . . . . . . . .    61
    Gartmore GVIT Global Technology and Communications Fund. . . . .    63
    Gartmore GVIT Global Health Sciences Fund. . . . . . . . . . . .    64
    Gartmore GVIT Nationwide Leaders Fund. . . . . . . . . . . . . .    65
    Gartmore GVIT Emerging Markets Fund. . . . . . . . . . . . . . .    66
    Gartmore GVIT International Growth Fund. . . . . . . . . . . . .    69
    Gartmore GVIT Investor Destinations Aggressive Fund. . . . . . .    73
    Gartmore GVIT Investor Destinations Moderately Aggressive Fund .    74
    Gartmore GVIT Investor Destinations Moderate Fund. . . . . . . .    75
    Gartmore GVIT Investor Destinations Moderately Conservative Fund    76
    Gartmore GVIT Investor Destinations Conservative Fund. . . . . .    77
    Gartmore GVIT U.S. Growth Leaders Fund . . . . . . . . . . . . .    78
    Gartmore GVIT Global Utilities Fund. . . . . . . . . . . . . . .    79
    Gartmore GVIT Global Financial Services Fund . . . . . . . . . .    81
    Statements of Assets and Liabilities . . . . . . . . . . . . . .    82
    Statements of Operations . . . . . . . . . . . . . . . . . . . .    90
    Statements of Changes in Net Assets. . . . . . . . . . . . . . .    96
    Financial Highlights . . . . . . . . . . . . . . . . . . . . . .   111
    Notes to Financial Statements. . . . . . . . . . . . . . . . . .   139

                        GARTMORE VARIABLE INSURANCE TRUST
                        GARTMORE GVIT TOTAL RETURN FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)


=================================================================
SECURITY DESCRIPTION                       SHARES       VALUE
=================================================================
COMMON STOCKS (97.8%)

AEROSPACE / DEFENSE (1.0%)
Boeing Co. (The)                            114,281  $  5,142,645
Enpro Industries Inc. (b)                    52,980       278,145
Goodrich (B.F.) Co.                         264,900     7,237,068
United Technologies Corp.                    43,597     2,960,236
                                                     ------------
                                                       15,618,094
                                                     ------------
ALUMINUM (0.2%)
Alcoa, Inc.                                 114,024     3,779,896
                                                     ------------
AUTO PARTS & EQUIPMENT (0.2%)
Delphi Automotive Systems Corp.             191,600     2,529,120
                                                     ------------
BANKS (2.0%)
Wells Fargo & Co.                           609,403    30,506,714
                                                     ------------
BEVERAGES / ALCOHOLIC (2.0%)
Anheuser-Busch Cos., Inc.                   619,300    30,965,000
                                                     ------------
BEVERAGES / SOFT DRINK (2.1%)
Coca-Cola Co.                                71,200     3,987,200
PepsiCo, Inc.                               588,560    28,368,592
                                                     ------------
                                                       32,355,792
                                                     ------------
BROADCAST MEDIA / CABLE TELEVISION (0.4%)
Comcast Corp. Special Class A (b)            76,600     1,826,144
Viacom, Inc. Class B (b)                    114,600     5,084,802
                                                     ------------
                                                        6,910,946
                                                     ------------
CAPITAL GOODS (5.1%)
Cummins Engine, Inc.                        236,970     7,843,707
Deere & Co.                                  42,902     2,055,006
Dover Corp.                                 231,500     8,102,500
Eaton Corp.                                 275,300    20,028,074
Genuine Parts Co.                           123,500     4,306,445
PACCAR, Inc.                                284,350    12,622,297
Pall Corp.                                  495,613    10,283,970
Parker Hannifin Corp.                       270,100    12,908,079
                                                     ------------
                                                       78,150,078
                                                     ------------
CHEMICALS (2.6%)
Avery Dennison Corp.                        158,300     9,933,325
E.I. du Pont de Nemours & Co.               140,245     6,226,878
Eastman Chemical Co.                        197,200     9,248,680
Ecolab, Inc.                                238,500    11,025,855
Rohm & Haas Co.                              93,300     3,777,717
                                                     ------------
                                                       40,212,455
                                                     ------------
COMMUNICATION EQUIPMENT (0.3%)
Motorola, Inc.                              325,794     4,697,949
                                                     ------------
COMPUTER EQUIPMENT (4.4%)
American Power Conversion Corp. (b)         107,400     1,356,462
Dell Computer Corp. (b)                     211,330     5,524,166
Hewlett-Packard Co.                       1,210,393    18,494,805
Intel Corp.                               1,188,800    21,719,376
International Business Machines Corp.       293,483    21,130,776
                                                     ------------
                                                       68,225,585
                                                     ------------
COMPUTER SOFTWARE & SERVICES (7.2%)
Automatic Data Processing, Inc.             107,940     4,700,787
BMC Software, Inc. (b)                      587,870     9,758,642
Brocade Communications
Systems, Inc. (b)                           136,300     2,382,524
Cadence Design Systems, Inc. (b)            200,800     3,236,896
Cisco Systems, Inc. (b)                   1,285,827    17,937,287
Microsoft Corp. (b)                       1,004,028    54,920,331
NCR Corp. (b)                               137,700     4,764,420


=================================================================
SECURITY DESCRIPTION                        SHARES       VALUE
=================================================================
COMMON STOCKS (continued)

COMPUTER SOFTWARE & SERVICES (continued)
Oracle Corp. (b)                            720,900  $  6,826,923
PeopleSoft, Inc. (b)                        132,300     1,968,624
Sun Microsystems, Inc. (b)                  851,796     4,267,498
                                                     ------------
                                                      110,763,932
                                                     ------------

CONGLOMERATES (2.5%)
3M Co.                                      178,500    21,955,500
Ingersoll-Rand Co.                          369,950    16,891,917
                                                     ------------
                                                       38,847,417
                                                     ------------
CONSTRUCTION & BUILDING MATERIALS (3.1%)
Centex Corp.                                260,450    15,051,406
Masco Corp.                                 782,600    21,216,286
Vulcan Materials Co.                        276,568    12,113,678
                                                     ------------
                                                       48,381,370
                                                     ------------
CONSUMER DURABLE (4.9%)
Black & Decker Corp.                        497,700    23,989,140
Fortune Brands, Inc.                        305,500    17,108,000
Maytag Corp.                                791,500    33,757,475
                                                     ------------
                                                       74,854,615
                                                     ------------
CONSUMER NON-DURABLE (0.6%)
Kimberly-Clark Corp.                         54,600     3,385,200
Procter & Gamble Co.                         69,800     6,233,140
                                                     ------------
                                                        9,618,340
                                                     ------------
CONTAINERS (1.1%)
Sealed Air Corp. (b)                        423,100    17,038,237
                                                     ------------
DRILLING OIL & GAS WELLS (0.2%)
Noble Corp. (b)                              98,000     3,782,800
                                                     ------------
DRUGS (5.2%)
Merck & Co., Inc.                            74,100     3,752,424
Pfizer, Inc.                              1,615,250    56,533,750
Wyeth                                       379,700    19,440,640
                                                     ------------
                                                       79,726,814
                                                     ------------
ELECTRICAL EQUIPMENT (1.4%)
Agilent Technologies, Inc. (b)               91,970     2,175,091
Cooper Industries, Inc.                     202,300     7,950,390
Grainger (W.W.), Inc.                        32,400     1,623,240
Rockwell International Corp.                 43,100       861,138
SPX Corp. (b)                                70,800     8,319,000
                                                     ------------
                                                       20,928,859
                                                     ------------
ELECTRONICS (0.6%)
Altera Corp. (b)                            170,070     2,312,952
Emerson Electric Co.                         48,358     2,587,637
LSI Logic Corp. (b)                         242,700     2,123,625
Teradyne, Inc. (b)                           94,100     2,211,350
                                                     ------------
                                                        9,235,564
                                                     ------------
FINANCIAL / BANKS (7.6%)
Bank of America Corp.                       152,400    10,722,864
Bank of New York Co., Inc.                  301,900    10,189,125
Citigroup, Inc.                             554,220    21,476,025
Fleet Boston Corp.                          379,300    12,270,355
J.P. Morgan Chase & Co.                     172,472     5,850,250
John Hancock Financial Services, Inc.       119,200     4,195,840
Mellon Financial Corp.                      486,338    15,285,603
U.S. Bancorp                                881,670    20,586,995
Wachovia Corp.                              211,500     8,075,070
                                            170,300     6,319,833
                                                     ------------
Washington Mutual, Inc.                               114,971,960
                                                     ------------

                        GARTMORE VARIABLE INSURANCE TRUST
                        GARTMORE GVIT TOTAL RETURN FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


=================================================================
SECURITY DESCRIPTION                   SHARES          VALUE
=================================================================
COMMON STOCKS (CONTINUED)

FINANCIAL / MISCELLANEOUS (0.3%)
American Express Co.                     146,200  $    5,309,984
                                                  ---------------
FINANCIAL SERVICES (5.9%)
Fannie Mae                               841,200      62,038,500
MBNA Corp.                               867,700      28,694,839
                                                  ---------------
                                                      90,733,339
                                                  ---------------
FOOD & RELATED (1.9%)
General Mills, Inc.                      240,300      10,592,424
Philip Morris Cos., Inc.                 368,900      16,113,552
Tyson Foods, Inc., Class A               157,100       2,436,621
                                                  ---------------
                                                      29,142,597
                                                  ---------------
FURNITURE (0.8%)
Leggett & Platt, Inc.                    529,500      12,390,300
                                                  ---------------
GOLD ORES (0.2%)
Barrick Gold Corp.                       164,800       3,129,552
                                                  ---------------
HEALTHCARE (6.6%)
Abbott Laboratories                       84,300       3,173,895
Boston Scientific Corp. (b)              297,800       8,731,496
Guidant Corp. (b)                         42,600       1,287,798
Johnson & Johnson                        737,840      38,559,518
Manor Care, Inc. (b)                     456,670      10,503,410
Medtronic, Inc.                          222,200       9,521,270
St. Jude Medical, Inc. (b)               286,800      21,180,180
Wellpoint Health Networks, Inc. (b)      113,100       8,800,311
                                                  ---------------
                                                     101,757,878
                                                  ---------------
INSURANCE (2.7%)
American International Group, Inc.       355,400      24,248,942
Chubb Corp.                              157,500      11,151,000
MBIA, Inc.                               115,000       6,500,950
                                                  ---------------
                                                      41,900,892
                                                  ---------------
LEISURE PRODUCTS (2.6%)
Brunswick Corp.                        1,456,000      40,768,000
                                                  ---------------
MANUFACTURING (1.4%)
Illinois Tool Works, Inc.                320,086      21,861,874
                                                  ---------------
OIL & GAS (3.9%)
ChevronTexaco Corp.                      158,798      14,053,623
El Paso Corp.                             36,700         756,387
Exxon Mobil Corp.                        742,400      30,379,008
Nabors Industries, Inc. (b)               66,000       2,329,800
Phillips Petroleum Co.                   114,950       6,768,256
Royal Dutch Petroleum Co.                115,266       6,370,752
                                                  ---------------
                                                      60,657,826
                                                  ---------------
PAPER & FOREST PRODUCTS (1.8%)
International Paper Co.                  308,943      13,463,736
Weyerhaeuser Co.                         227,113      14,501,165
                                                  ---------------
                                                      27,964,901
                                                  ---------------
PRINTING & PUBLISHING (0.8%)
Gannett Co., Inc.                        157,300      11,939,070
                                                  ---------------
RAILROADS (2.6%)
CSX Corp.                                420,500      14,738,525
Norfolk Southern Corp.                 1,088,300      25,444,454
                                                      40,182,979
                                                  ---------------
RESTAURANTS (0.2%)
McDonald's Corp.                         102,200       2,907,590
                                                  ---------------
RETAIL (3.6%)
Costco Wholesale Corp. (b)                86,900       3,356,078
Home Depot, Inc.                         123,200       4,525,136
Lowe's Cos., Inc.                         60,200       2,733,080


=================================================================
SECURITY DESCRIPTION                   SHARES          VALUE
=================================================================
COMMON STOCKS (CONTINUED)

RETAIL (3.6%) (CONTINUED)
May Department Stores Co. (The)          123,500  $    4,066,855
Target Corp.                             581,900      22,170,390
Tiffany & Co.                            286,500      10,084,800
Toys 'R' Us, Inc. (b)                    511,200       8,930,664
                                                  ---------------
                                                      55,867,003
                                                  ---------------
RETAIL / FOOD & DRUG (0.2%)
SYSCO Corp.                              103,000       2,803,660
                                                  ---------------
SEMICONDUCTORS (2.3%)
Applied Materials, Inc. (b)              362,120       6,887,522
Linear Technology Corp.                  129,000       4,054,470
Micron Technology, Inc. (b)              218,064       4,409,254
National Semiconductor Corp. (b)          55,000       1,604,350
Novellus Systems, Inc. (b)                93,700       3,185,800
QLogic Corp. (b)                          49,800       1,897,380
STMicroelectronics N.V. ADR              229,900       5,593,467
Texas Instruments, Inc.                  315,101       7,467,894
                                                  ---------------
                                                      35,100,137
                                                  ---------------
SERVICES (0.4%)
Accenture Ltd. Class A (b)               179,300       3,406,700
IMS Health, Inc.                         130,300       2,338,885
                                                  ---------------
                                                       5,745,585
                                                  ---------------
TELECOMMUNICATIONS (1.6%)
AT&T Corp.                               473,267       5,063,957
AT&T Wireless Services, Inc. (b)         400,912       2,345,335
Verizon Communications, Inc.             442,563      17,768,905
                                                  ---------------
                                                      25,178,197
                                                  ---------------
UTILITIES (3.3%)
Cinergy Corp.                             83,400       3,001,566
Dominion Resources, Inc.                 393,900      26,076,180
Duke Energy Corp.                         83,476       2,596,104
Southern Co.                             113,100       3,098,940
TXU Corp.                                315,400      16,258,870
                                                  ---------------
                                                      51,031,660
                                                  ---------------
TOTAL COMMON STOCKS                                1,508,474,561
                                                  ---------------

=================================================================
SECURITY DESCRIPTION                 PRINCIPAL         VALUE
=================================================================

COMMERCIAL PAPER (2.5%)
UBS Finance, 2.00%, 7/1/02           $38,173,000      38,170,879
                                                  ---------------
TOTAL COMMERCIAL PAPER                                38,170,879
                                                  ---------------
TOTAL INVESTMENTS
(COST $1,527,010,381) (a) - 100.3%                 1,546,645,440

LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.3)%                              (5,258,604)
                                                  ---------------
NET ASSETS - 100.0%                               $1,541,386,836
                                                  ---------------

-----------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

        Unrealized appreciation            $  215,472,633
        Unrealized depreciation              (195,837,574)
                                           ---------------
        Net  unrealized  appreciation      $   19,635,059
                                           ---------------

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR       American  Depositary  Receipt


See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                            GARTMORE GVIT GROWTH FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)


================================================================
SECURITY DESCRIPTION                        SHARES      VALUE
================================================================
COMMON STOCKS (98.8%)

AEROSPACE (0.5%)
United Technologies Corp.                    20,500  $ 1,391,950
                                                     -----------
AEROSPACE / DEFENSE (2.2%)
Lockheed Martin Corp.                        83,700    5,817,150
                                                     -----------
ATHLETIC FOOTWEAR (0.5%)
Nike, Inc. Class B                           26,900    1,443,185
                                                     -----------
BANKS (1.1%)
Charter One Financial, Inc.                  43,400    1,492,092
City National Corp.                          28,200    1,515,750
                                                     -----------
                                                       3,007,842
                                                     -----------
BROADCAST MEDIA / CABLE TELEVISION (2.2%)
Viacom, Inc. (b)                            134,000    5,945,580
                                                     -----------

BUILDING - RESIDENTIAL & COMMERCIAL (0.6%)
Lennar Corp.                                 26,700    1,634,040
                                                     -----------
BUSINESS SERVICES (2.8%)
Accenture Ltd. Class A (b)                  141,000    2,679,000
eBay, Inc. (b)                               33,800    2,082,756
First Data Corp.                             39,400    1,465,680
Pitney Bowes, Inc.                           31,300    1,243,236
                                                     -----------
                                                       7,470,672
                                                     -----------
CAPITAL GOODS (3.5%)
General Electric Co.                        323,000    9,383,150
                                                     -----------
COMPUTER EQUIPMENT (4.2%)
Dell Computer Corp. (b)                     223,015    5,829,612
EMC Corp. (b)                               194,800    1,470,740
Lexmark International Group, Inc.
Class A (b)                                  73,300    3,987,520
                                                     -----------
                                                      11,287,872
                                                     -----------
COMPUTER NETWORKING (4.8%)
Brocade Communications Systems, Inc. (b)    297,429    5,199,059
Cisco Systems, Inc. (b)                     466,200    6,503,490
Emulex Corp. (b)                             52,000    1,170,520
                                                     -----------
                                                      12,873,069
                                                     -----------
COMPUTER SOFTWARE & SERVICES (9.3%)
Activision, Inc. (b)                         51,000    1,482,060
BEA Systems, Inc. (b)                       111,500    1,060,365
DST Systems, Inc. (b)                        33,900    1,549,569
Electronic Arts, Inc. (b)                    40,700    2,688,235
Microsoft Corp. (b)                         250,000   13,675,000
Network Associates, Inc. (b)                 70,200    1,352,754
Oracle Corp. (b)                            348,200    3,297,454
                                                     -----------
                                                      25,105,437
                                                     -----------
CONSTRUCTION & BUILDING MATERIALS (0.6%)
Masco Corp.                                  58,600    1,588,646
                                                     -----------
CONSUMER NON-DURABLE (2.1%)
The Procter & Gamble Co.                     64,410    5,751,813
                                                     -----------
COSMETICS/TOILETRIES (0.7%)
The Gillette Co.                             58,400    1,978,008
                                                     -----------
DRUGS (10.4%)
AmerisourceBergen Corp.                      49,200    3,739,200
Cephalon, Inc. (b)                           29,500    1,333,400


================================================================
SECURITY DESCRIPTION                        SHARES      VALUE
================================================================
COMMON STOCKS (continued)

DRUGS (continued)
IDEC Pharmaceuticals Corp. (b)               37,900  $ 1,343,555
King Pharmaceuticals, Inc. (b)               87,400    1,944,650
Pfizer, Inc.                                346,000   12,110,000
Pharmacia Corp.                              83,600    3,130,820
Wyeth                                        84,137    4,307,814
                                                     -----------
                                                      27,909,439
                                                     -----------
ELECTRIC - INTEGRATED (1.1%)
Dominion Resources, Inc.                     28,900    1,913,180
TXU Corp.                                    22,100    1,139,255
                                                     -----------
                                                       3,052,435
                                                     -----------
FINANCIAL SERVICES (9.1%)
American Express Co.                         63,000    2,288,160
Bank of America Corp.                        46,211    3,251,406
Capital One Financial Corp.                  70,000    4,273,500
Citigroup, Inc.                             119,260    4,621,325
Concord EFS, Inc. (b)                        64,700    1,950,058
Fannie Mae                                   53,360    3,935,300
Goldman Sachs Group, Inc.                    12,800      938,880
Morgan Stanley Dean Witter & Co.             32,664    1,407,165
Wells Fargo & Co.                            33,300    1,666,998
                                                     -----------
                                                      24,332,792
                                                     -----------
FOOD & BEVERAGE (4.1%)
Anheuser-Busch Companies, Inc.               40,510    2,025,500
Coca-Cola Co.                                23,700    1,327,200
PepsiCo, Inc.                               122,200    5,890,040
The Pepsi Bottling Group, Inc.               61,100    1,881,880
                                                     -----------
                                                      11,124,620
                                                     -----------
HEALTHCARE (10.6%)
Anthem, Inc. (b)                             57,100    3,853,108
Baxter International, Inc.                  133,400    5,929,629
Boston Scientific Corp. (b)                  70,800    2,075,856
HCA, Inc.                                    86,300    4,099,250
Johnson & Johnson                           100,600    5,257,356
Medtronic, Inc.                              64,000    2,742,400
St. Jude Medical, Inc. (b)                   36,600    2,702,910
UnitedHealth Group, Inc.                     15,500    1,419,025
                                                     -----------
                                                      28,079,534
                                                     -----------
INDUSTRIAL GASES (0.6%)
Praxair, Inc.                                27,600    1,572,372
                                                     -----------
INSURANCE (2.8%)
American International Group, Inc.           64,887    4,427,240
Travelers Property Casualty Corp.
Class A (b)                                 172,465    3,052,631
                                                     -----------
                                                       7,479,871
                                                     -----------
MACHINERY (0.8%)
Deere & Co.                                  45,600    2,184,240
                                                     -----------
MACHINERY - GENERAL INDUSTRIAL (0.6%)
Ingersoll-Rand Co.                           34,200    1,561,572
                                                     -----------
MANUFACTURING (0.6%)
Illinois Tool Works, Inc.                    23,670    1,616,661
                                                     -----------
OIL & GAS (2.2%)
ChevronTexaco Corp.                          36,700    3,247,950
Devon Energy Corp.                           27,500    1,355,200
Weatherford International, Inc. (b)          30,900    1,334,880
                                                     -----------
                                                       5,938,030
                                                     -----------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GARTMORE GVIT GROWTH FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


======================================================================
SECURITY DESCRIPTION                            SHARES       VALUE
======================================================================
COMMON STOCKS (CONTINUED)

PAPER & FOREST PRODUCTS (0.4%)
Weyerhaeuser Co.                                  17,700  $  1,130,145
                                                          ------------
RAILROADS (0.6%)
CSX Corp.                                         44,900     1,573,745
                                                          ------------
RESTAURANTS (1.6%)
Applebee's International, Inc.                    62,650     1,437,818
Wendy's International, Inc.                       73,300     2,919,539
                                                          ------------
                                                             4,357,357
                                                          ------------
RETAIL (10.3%)
Abercrombie & Fitch Co. (b)                       32,300       779,076
Best Buy Co., Inc. (b)                           109,200     3,963,960
Coach, Inc. (b)                                   45,000     2,470,500
Costco Wholesale Corp. (b)                        32,600     1,259,012
Home Depot, Inc.                                 135,060     4,960,754
Lowe's Companies, Inc.                            42,700     1,938,580
Target Corp.                                     181,100     6,899,910
Wal-Mart Stores, Inc.                             97,380     5,356,874
                                                          ------------
                                                            27,628,666
                                                          ------------
SEMICONDUCTORS (6.5%)
Broadcom Corp. Class A (b)                        68,400     1,199,736
Fairchild Semiconductor Corp. Class A (b)         78,300     1,902,690
Intel Corp.                                      293,100     5,354,937
KLA-Tencor Corp. (b)                              29,100     1,280,109
National Semiconductor Corp. (b)                  68,400     1,995,228
Semtech Corp. (b)                                 44,900     1,198,830
STMicroelectronics N.V. ADR                       61,000     1,484,130
Texas Instruments, Inc.                          124,200     2,943,540
                                                          ------------
                                                            17,359,200
                                                          ------------
TELECOMMUNICATIONS (0.8%)
Bellsouth Corp.                                   46,800     1,474,200
Verizon Communications, Inc.                      17,900       718,685
                                                          ------------
                                                             2,192,885
                                                          ------------
TELEVISION (0.6%)
Lin TV Corp. Class A (b)                          57,800     1,562,912
                                                          ------------
TOTAL COMMON STOCKS                                        265,334,890
                                                          ------------


======================================================================
SECURITY DESCRIPTION                          PRINCIPAL      VALUE
======================================================================
COMMERCIAL PAPER (0.7%)
Johnson Controls, 2.07%, 7/1/02               $1,849,000  $  1,848,894
                                                          ------------
TOTAL COMMERCIAL PAPER                                       1,848,894
                                                          ------------
TOTAL INVESTMENTS
(COST $286,071,649) (a) - 99.5%                            267,183,784
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%                 1,394,446
                                                          ------------
NET ASSETS - 100.0%                                       $268,578,230
                                                          ============

----------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs securities as follows:

          Unrealized appreciation                   $   11,799,057
          Unrealized depreciation                      (30,686,922)
                                                    ---------------
          Net unrealized depreciation               $  (18,887,865)
                                                    ===============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR       American  Depositary  Receipt


See  notes  to  financial  statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                       GARTMORE GVIT GOVERNMENT BOND FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)


==========================================================================
SECURITY DESCRIPTION                             PRINCIPAL       VALUE
==========================================================================
U.S. GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS (61.3%)

FEDERAL FARM CREDIT BANK (2.1%)
6.30%, 09/23/04                                 $ 10,000,000  $ 10,649,980
6.50%, 11/22/05                                   10,000,000    10,822,830
5.55%, 03/26/08                                   10,000,000    10,440,800
                                                              ------------
                                                                31,913,610
                                                              ------------
FEDERAL HOME LOAN BANK (7.2%)
5.74%, 02/25/05                                    4,135,000     4,367,441
7.32%, 04/21/05                                    8,500,000     9,356,673
4.58%, 04/22/05                                   15,000,000    15,274,920
5.80%, 08/12/05                                    6,395,000     6,792,667
5.12%, 03/17/06                                    5,000,000     5,135,670
5.70%, 06/07/06                                    5,835,000     6,094,914
5.63%, 07/26/06                                   20,000,000    20,886,979
5.24%, 12/18/08                                   16,375,000    16,772,617
5.91%, 04/07/09                                    6,860,000     7,268,774
6.63%, 06/30/14                                   10,000,000    10,913,820
7.38%, 02/13/15                                    6,900,000     8,037,631
                                                              ------------
                                                               110,902,106
                                                              ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (9.4%)
3.50%, 04/19/04                                   25,000,000    25,168,600
3.88%, 02/15/05                                   25,000,000    25,281,075
6.80%, 08/22/05                                    5,000,000     5,466,050
6.79%, 08/26/05                                    5,000,000     5,465,195
5.70%, 07/11/06                                   10,000,000    10,310,490
5.38%, 08/16/06                                   10,000,000    10,372,930
5.82%, 12/05/06                                    6,666,000     6,867,640
6.70%, 01/09/07                                    5,000,000     5,488,415
4.88%, 03/15/07                                   10,000,000    10,221,430
6.00%, 05/25/12                                   30,000,000    30,276,660
6.50%, 03/15/31                                    9,379,412     9,651,682
                                                              ------------
                                                               144,570,167
                                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.4%)
3.48%, 05/05/04                                   31,200,000    31,335,938
3.80%, 12/20/04                                   32,000,000    32,360,000
5.50%, 05/03/06                                   10,000,000    10,425,540
5.78%, 06/06/06                                    7,000,000     7,240,639
5.15%, 05/03/07                                   10,000,000    10,295,680
6.50%, 07/25/08                                    5,000,000     5,319,454
15.00%, 08/06/13                                   5,010,000     8,923,151
10.35%, 12/10/15                                  12,545,000    18,010,204
6.68%, 05/01/16                                    4,781,807     5,082,272
9.25%, 10/25/18                                      384,704       426,530
                                                              ------------
                                                               129,419,408
                                                              ------------
GUARANTEED EXPORT TRUST (1.4%)
7.12%, 04/15/06                                   20,235,546    21,626,943
                                                              ------------
PRIVATE EXPORT FUNDING COMPANY (2.3%)
5.80%, 02/01/04                                    3,200,000     3,295,168
6.86%, 04/30/04                                    9,528,000     9,986,202
6.62%, 10/01/05                                    8,100,000     8,786,410
5.34%, 03/15/06                                   13,000,000    13,582,907
                                                              ------------
                                                                35,650,687
                                                              ------------
RESOLUTION FUNDING CORP. (7.5%)
0.00%, 07/21/03                                   20,000,000    19,498,300
0.00%, 01/15/13                                  100,000,000    55,673,700
0.00%, 07/15/13                                   25,000,000    13,397,925
0.00%, 01/15/14                                   25,000,000    12,881,775
0.00%, 01/15/15                                   30,000,000    14,347,950
                                                              ------------
                                                               115,799,650
                                                              ------------


==========================================================================
SECURITY DESCRIPTION                             PRINCIPAL       VALUE
==========================================================================
U.S. GOVERNMENT SPONSORED AND AGENCY
OBLIGATIONS (continued)

STRIPPED GOVERNMENT RECEIPTS (2.1%)
0.00%, 05/15/11                                 $ 10,000,000  $  8,496,210
0.00%, 11/15/11                                   20,000,000    16,616,360
0.00%, 11/15/21                                   25,000,000     7,908,950
                                                              ------------
                                                                33,021,520
                                                              ------------
U.S. TREASURY BONDS (19.5%)
10.38%, 11/15/12                                  15,000,000    19,279,095
12.00%, 08/15/13                                  45,000,000    62,917,380
11.25%, 02/15/15                                  51,000,000    79,233,293
8.75%, 05/15/17                                   35,000,000    46,699,310
9.00%, 11/15/18                                   30,000,000    41,193,750
6.75%, 08/15/26                                   43,000,000    48,946,083
                                                              ------------
                                                               298,268,911
                                                              ------------

U.S. TREASURY NOTES (1.4%)
10.38%, 11/15/09                                  18,000,000    20,900,394
                                                              ------------
TOTAL U.S. GOVERNMENT SPONSORED AND
AGENCY OBLIGATIONS                                             942,073,396
                                                              ------------

MORTGAGE-BACKED SECURITIES (26.6%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (11.6%)
Pool #M90718, 5.50%, 04/01/07                     10,496,720    10,739,034
Series 107, 8.65%, 12/15/04                          861,569       862,453
Series 1136, 6.00%, 09/15/21                       2,676,030     2,747,814
Series 13, 7.00%, 08/25/22                        15,000,000    15,955,094
Series 1541, 7.00%, 10/15/22                       4,750,000     5,073,316
Series 1583, 6.50%, 03/15/22                       5,000,000     5,280,129
Series 1711, 6.75%, 06/15/23                       4,396,000     4,671,383
Series 2043, 6.50%, 05/15/14                       3,271,000     3,409,391
Series 2050, 6.00%, 12/15/11                      19,370,000    20,208,244
Series 2063, 6.25%, 04/15/12                      12,000,000    12,559,003
Series 2072, 6.25%, 07/15/24                      10,000,000    10,337,407
Series 2081, 6.25%, 06/15/24                      15,000,000    15,477,608
Series 2102, 6.00%, 10/15/11                      11,000,000    11,483,287
Series 2114, 6.00%, 01/15/28                       3,500,000     3,478,008
Series 2115, 6.00%, 11/15/10                      12,000,000    12,495,060
Series 2138, 6.00%, 12/15/11                      11,500,000    11,970,877
Series 2348, 6.50%, 11/15/14                      10,000,000    10,368,064
Series 2353, 6.50%, 09/15/15                      10,000,000    10,371,316
Series 2362, 7.00%, 07/15/21                      10,000,000    10,555,139
                                                              ------------
                                                               178,042,627
                                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (11.9%)
Pool #323286, 7.13%, 09/01/07                      9,279,978    10,076,363
Pool #375411, 6.97%, 10/01/07                      3,895,654     4,226,933
Pool #375593, 6.68%, 12/01/07                      8,807,060     9,352,394
Pool #380276, 6.36%, 04/01/08                      4,940,295     5,233,424
Pool #380348, 6.28%, 05/01/08                     14,257,676    15,055,740
Pool #380538, 6.24%, 08/01/08                      6,529,916     6,884,507
Pool #381089, 5.70%, 01/01/09                      4,807,930     4,952,322
Pool #383661, 6.62%, 06/01/16                     11,382,957    12,162,781
Pool #73442, 7.08%, 05/01/06                       7,608,082     8,237,294
Pool #M80696, 6.00%, 08/01/08                      9,114,727     9,347,895
Series 1991-73, 8.00%, 07/25/21                      465,279       504,317
Series 1992-192, 6.50%, 08/25/07                   4,052,948     4,210,576
Series 1992-68, 8.00%, 05/25/07                    9,534,153    10,128,142
Series 1993-149, 7.00%, 08/25/23                  10,000,000    10,657,359
Series 1993-164, 6.50%, 09/25/08                   1,216,276     1,228,981
Series 1993-188, 6.25%, 03/25/13                   4,742,240     4,924,014
Series 1993-223, 6.50%, 05/25/23                   5,000,000     5,278,382
Series 1994-33, 6.00%, 03/25/09                    6,000,376     6,283,319

                        GARTMORE VARIABLE INSURANCE TRUST
                       GARTMORE GVIT GOVERNMENT BOND FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


==============================================================================
SECURITY DESCRIPTION                                PRINCIPAL       VALUE
==============================================================================
MORTGAGE-BACKED  SECURITIES (continued)

Federal  National  Mortgage  Association (continued)
Series 1994-76, 5.00%, 02/25/24                   $ 10,000,000  $   10,276,458
Series 1997-26, 7.00%, 05/18/27                      5,000,000       5,211,396
Series 1998-M2, 6.43%, 02/17/30                      4,500,000       4,779,362
Series 1999-64, 7.00%, 07/25/26                      5,000,000       5,226,680
Series 2001-25, 6.50%, 02/25/15                      6,924,000       7,151,517
Series 2001-41, 6.50%, 01/25/15                     14,944,800      15,502,020
Series 2001-T11, 5.50%, 09/25/11                     6,215,000       6,247,550
                                                                --------------
                                                                   183,139,726
                                                                --------------
Government National Mortgage Association  (2.4%)
Series 2002-29, 6.50%, 02/16/13                     29,838,491      31,307,171
Series 96-22, 7.00%, 08/16/13                        4,640,000       4,958,742
                                                                --------------
                                                                    36,265,913
                                                                --------------
Veterans Administration  (0.7%)
Vendee Mortgage Trust,
6.75%, 06/15/26                                     10,932,495      11,419,647
                                                                --------------
Total Mortgage-Backed Securities                                   408,867,913
                                                                --------------
U.S. AID  (0.7%)

U.S. Government Agency  (0.7%)
Aid - Morocco, 7.29%, 05/01/23                       9,000,000      10,081,530
                                                                --------------
Total U.S. Aid                                                      10,081,530
                                                                --------------


==============================================================================
SECURITY DESCRIPTION                                PRINCIPAL       VALUE
==============================================================================
REPURCHASE AGREEMENT  (10.5%)
Fifth Third Bank, 1.86%,
dated 06/28/02,
due 07/01/02, repurchase
price $161,626,558
(Fully collateralized
by Fannie Mae Securities)                         $161,601,510  $  161,601,510
                                                                --------------

TOTAL REPURCHASE AGREEMENT                                         161,601,510
                                                                --------------
TOTAL INVESTMENTS
(COST $1,477,899,541) (a) - 99.1%                                1,522,624,349
OTHER ASSETS IN EXCESS
OF LIABILITIES - 0.9%                                               13,324,032
                                                                --------------
NET ASSETS - 100.0%                                             $1,535,948,381
                                                                ==============

------------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

             Unrealized appreciation         $     46,307,585
             Unrealized depreciation               (1,582,777)
                                             -----------------
             Net unrealized appreciation     $     44,724,808
                                             =================

     Aggregate cost for federal income tax purposes is substantially the same.

See  notes  to  financial  statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)


=====================================================================
SECURITY DESCRIPTION                             PRINCIPAL   VALUE
=====================================================================
COMMON STOCKS  (95.0%)

AUSTRALIA  (0.2%)
AGRICULTURE  (0.0%)
Australian Agricultural Co. Ltd. (b)              780,600  $  293,613
                                                           ----------
CLOTHING  (0.1%)
Billabong International Ltd.                      100,000     503,014
                                                           ----------
HEALTHCARE  (0.1%)
Cochlear Ltd.                                      28,000     535,239
                                                           ----------
                                                            1,331,866
                                                           ----------
BELGIUM  (0.4%)
BUSINESS SERVICES  (0.0%)
Creyf's SA - STRIP (b)                              4,578          45
                                                           ----------
FOOD SERVICE - CATERING  (0.0%)
Carestel                                            7,740      48,922
                                                           ----------
MEDICAL-DRUGS  (0.4%)
Omega Pharma SA                                    47,880   2,144,433
                                                           ----------
WIRE & CABLE PRODUCTS  (0.0%)
Bekaert NV                                          6,300     298,339
                                                           ----------
                                                            2,491,739
                                                           ----------
BRAZIL  (0.1%)
CELLULAR TELEPHONE  (0.1%)
Tele Centro Oeste Celular
Participacoes SA ADR                              160,000     708,800
                                                           ----------
CANADA  (0.3%)
BEVERAGES-NON-ALCOHOLIC  (0.1%)
Cott Corp. (b)                                     28,000     531,720
                                                           ----------
GOLD MINING  (0.1%)
Goldcorp, Inc.                                     44,000     437,800
                                                           ----------
INSURANCE  (0.1%)
Hub International Ltd.                             54,700     824,876
                                                           ----------
                                                            1,794,396
                                                           ----------
DENMARK  (0.2%)
COMMERCIAL SERVICES  (0.1%)
FLS Industries AS Class B                          33,057     421,898
                                                           ----------
ELECTRICAL & ELECTRONIC  (0.1%)
Bang & Olufsen AS Class B                          26,200     693,149
                                                           ----------
                                                            1,115,047
                                                           ----------
FINLAND  (0.2%)
MANUFACTURING - CAPITAL GOODS  (0.2%)
Uponor Oyj                                         66,578   1,380,801
                                                           ----------
FRANCE  (1.4%)
ADVERTISING/MARKETING  (0.3%)
Trader.Com NV (b)                                 195,754   1,546,613
                                                           ----------
BUILDING & CONSTRUCTION  (0.2%)
Eiffage SA                                         14,832   1,354,215
                                                           ----------
CONSULTING SERVICES  (0.1%)
High Co.                                            6,103     675,060
                                                           ----------


=====================================================================
SECURITY DESCRIPTION                             PRINCIPAL   VALUE
=====================================================================
COMMON STOCKS  (continued)

FRANCE  (continued)
DIVERSIFIED OPERATIONS  (0.1%)
Financiere Marc de Lacharriere SA                  13,800  $  633,743
                                                           ----------
ELECTRONIC COMPONENTS/INSTRUMENTS  (0.0%)
Confidur (b)                                      105,000     103,698
                                                           ----------
LEISURE / ENTERTAINMENT (0.2%)
Club Mediterranee SA                               36,376   1,203,485
                                                           ----------
MEDICAL - HOSPITAL MANAGEMENT & SERVICES (0.2%)
Generale de Sante (b)                              79,329   1,257,442
                                                           ----------
MEDICAL PRODUCTS  (0.1%)
LVL Medical SA                                      7,612     150,352
Stedim SA                                           6,609     828,283
                                                           ----------
                                                              978,635
                                                           ----------
MISCELLANEOUS  (0.1%)
Bacou-Dalloz                                        4,986     541,659
                                                           ----------
REAL ESTATE  (0.1%)
Pierre & Vacances                                  11,783     883,822
                                                           ----------
SEMICONDUCTORS AND RELATED SERVICES  (0.0%)
Memscap SA (b)                                     87,550      81,277
                                                           ----------
TELEVISION  (0.0%)
AB Groupe SA                                       11,882     117,347
                                                           ----------
TRANSPORTATION  (0.0%)
Norbert Dentressangle                              12,019     322,270
                                                           ----------
                                                            9,699,266
                                                           ----------
GERMANY  (1.1%)
BROADCASTING & TELEVISION  (0.0%)
Internationalmedia AG (b)                          93,173     211,641
                                                           ----------
BUILDING & CONSTRUCTION  (0.1%)
Bilfinger & Berger AG                               3,843      87,103
Hochtief AG                                        16,515     306,632
                                                           ----------
                                                              393,735
                                                           ----------
BUILDING-HEAVY CONSTRUCTION  (0.1%)
Astaldi SPA (b)                                   174,672     464,904
                                                           ----------
CABLE TV/PROGRAMMING  (0.0%)
Primacom AG (b)                                   226,050     133,948
                                                           ----------
CONSULTING SERVICES  (0.1%)
GfK AG                                             26,300     480,517
                                                           ----------
ELECTRONIC COMPONENTS/INSTRUMENTS  (0.1%)
Dialog Semiconductor PLC (b)                      305,085     491,122
                                                           ----------
ENERGY  (0.1%)
REPower Systems AG (b)                             15,029     420,047
                                                           ----------
FOOD & BEVERAGE  (0.1%)
Hawesko Holding AG                                 27,900     614,455
                                                           ----------
MACHINERY  (0.1%)
Boewe Systec AG                                    47,800   1,142,416
                                                           ----------
MISCELLANEOUS  (0.2%)
Jenoptik AG                                        57,800   1,093,145
                                                           ----------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


=================================================================
SECURITY DESCRIPTION                          SHARES     VALUE
=================================================================
COMMON STOCKS  (CONTINUED)

GERMANY  (CONTINUED)
RETAIL  (0.1%)
Takkt AG                                      252,805  $1,460,570
                                                       ----------
SEMICONDUCTOR EQUIPMENT  (0.0%)
Suess MicroTec AG (b)                          16,500     330,797
                                                       ----------
SEMICONDUCTORS  (0.0%)
Elmos Semiconductor AG (b)                      9,241      94,002
                                                       ----------
TEXTILE PRODUCTS  (0.1%)
Escada AG                                      24,014     438,750
                                                       ----------
                                                        7,770,049
                                                       ----------
HONG KONG  (0.3%)
ELECTRONICS  (0.2%)
VTech Holdings Ltd. (b)                       900,000   1,078,846
                                                       ----------
FINANCE  (0.1%)
Hong Kong Exchanges & Clearing Ltd.           700,000   1,153,205
                                                       ----------
                                                        2,232,051
                                                       ----------
HUNGARY  (0.1%)
MEDICAL-DRUGS  (0.1%)
Gedeon Richter - Sponsored                     17,000     990,250
                                                       ----------
INDIA  (0.1%)
BANKING  (0.1%)
ICICI Bank Ltd. ADR                           150,000   1,050,000
                                                       ----------
IRELAND  (0.4%)
BUILDING & CONSTRUCTION  (0.1%)
Kingspan Group Ltd.                           378,240     877,842
                                                       ----------
DISTRIBUTION  (0.1%)
IAWS Group PLC                                 91,064     791,426
                                                       ----------
FOOD PRODUCTS  (0.1%)
Greencore Group                               229,200     656,438
                                                       ----------
SOFTWARE & COMPUTER SERVICES  (0.1%)
Riverdeep Group PLC ADR (b)                    40,900     636,404
                                                       ----------
                                                        2,962,110
                                                       ----------
ISRAEL  (0.1%)
ELECTRICAL & ELECTRONIC  (0.1%)
M-SYSTEMS Flash Disk Pioneer (b)              120,000     996,348
                                                       ----------
ITALY  (0.8%)
APPLIANCES  (0.2%)
DE' Longhi SPA                                250,703   1,349,389
                                                       ----------
BEVERAGES  (0.2%)
David Campari-Milano SPA                       37,440   1,238,687
                                                       ----------
CONSUMER DURABLES  (0.1%)
Merloni Elettrodomestici                       85,500     934,749
                                                       ----------
MACHINERY & EQUIPMENT  (0.3%)
Interpump Group SPA                           533,960   2,225,370
                                                       ----------
                                                        5,748,195
                                                       ----------


=================================================================
SECURITY DESCRIPTION                          SHARES     VALUE
=================================================================
COMMON STOCKS  (CONTINUED)

JAPAN  (2.9%)
APPLICATIONS SOFTWARE  (0.0%)
Open Interface, Inc. (b)                           96  $  194,627
                                                       ----------
AUTO/RELATED PRODUCTS  (0.1%)
Musashi Seimitsu Industry Co. Ltd.             19,900     346,997
Nissin Kogyo Co. Ltd.                           4,300      97,401
                                                       ----------
                                                          444,398
                                                       ----------
BROKERAGE SERVICES  (0.1%)
Matsui Securities Co. Ltd.                     30,400     390,589
                                                       ----------
BUILDING & CONSTRUCTION  (0.1%)
Kyoritsu Maintenance Co. Ltd.                  20,100     412,532
Nishimatsu Construction Co. Ltd.               98,000     304,972
                                                       ----------
                                                          717,504
                                                       ----------
COMPUTER AIDED DESIGN  (0.0%)
Cybernet Systems Co.                              107     265,134
                                                       ----------
COMPUTER SERVICES  (0.1%)
Little Earth Corp. (b)                            101     556,149
                                                       ----------
COMPUTERS-INTEGRATED SYSTEMS  (0.1%)
Agrex, Inc.                                    26,900     471,299
Toyo Business Engineering                      17,800     464,826
                                                       ----------
                                                          936,125
                                                       ----------
CONSUMER PRODUCTS  (0.1%)
Hitachi Maxell Ltd.                            26,000     387,419
                                                       ----------
COSMETICS  (0.1%)
Kose Corp.                                     14,300     439,046
                                                       ----------
COSMETICS & TOILETRIES  (0.1%)
Milbon Co. Ltd.                                14,600     365,426
                                                       ----------
DISTRIBUTION  (0.1%)
Salomon & Taylor Made Co. Ltd.                 50,000     542,299
                                                       ----------
DIVERSIFIED  (0.0%)
Amano Corp.                                    30,000     216,503
                                                       ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS  (0.1%)
MegaChips Corp.                                19,600     395,728
                                                       ----------
ELECTRONICS  (0.1%)
Anritsu Corp.                                  35,000     245,870
Thine Electronics, Inc.                            35     505,173
                                                       ----------
                                                          751,043
                                                       ----------
ENTERTAINMENT  (0.1%)
Amuse, Inc.                                    29,600     490,205
                                                       ----------
ENTERTAINMENT SOFTWARE  (0.1%)
Capcom Co. Ltd.                                16,200     418,989
                                                       ----------
FINANCIAL SERVICES  (0.1%)
Aeon Credit Service Ltd.                        7,000     418,155
JACCS Co. Ltd.                                142,000     445,453
                                                       ----------
                                                          863,608
                                                       ----------
FISHERIES  (0.0%)
Katokichi Co. Ltd.                             16,600     290,839
                                                       ----------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


================================================================
SECURITY DESCRIPTION                        SHARES      VALUE
================================================================
COMMON STOCKS  (continued)

JAPAN  (CONTINUED)
FOOD PRODUCTS - DISTRIBUTION  (0.1%)
C Two-Network Co. Ltd.                       15,400  $   485,667
                                                     -----------
FOOD/BEVERAGE  (0.1%)
Dydo Drinco, Inc.                            40,000      700,818
                                                     -----------
GAS UTILITY  (0.1%)
Shizuokagas Co. Ltd.                        136,000      442,516
                                                     -----------
INTERNET CONTENT  (0.0%)
Cybird Co. Ltd. (b)                              80      351,076
                                                     -----------
INTERNET SERVICES  (0.0%)
Oricon Global Entertainment, Inc.               114      284,382
                                                     -----------
LEASE / RENTAL  (0.1%)
Diamond Lease Co. Ltd.                       30,500      631,070
                                                     -----------
LEISURE / ENTERTAINMENT  (0.0%)
Namco Ltd.                                   14,500      276,427
                                                     -----------
LIGHTING PRODUCTS  (0.1%)
Ushio, Inc.                                  35,000      415,818
                                                     -----------
MANUFACTURING  (0.1%)
Arrk Corp.                                   22,000      991,156
                                                     -----------
METALS  (0.1%)
Misumi Corp.                                 16,000      572,668
Tsubaki Nakashima Co. Ltd.                   20,000      145,169
                                                     -----------
                                                         717,837
                                                     -----------
REAL ESTATE  (0.1%)
Joint Corp.                                  20,200      226,504
Zephyr Co. Ltd.                                 160      467,212
                                                     -----------
                                                         693,716
                                                     -----------
RECREATIONAL VEHICLES  (0.0%)
Yamaha Motor Co. Ltd                         46,000      338,495
                                                     -----------
RESTAURANTS  (0.1%)
Doutor Coffee                                13,000      650,760
Global Dining, Inc.                          41,600      472,017
Prime Link Co. Ltd.                             138      271,717
                                                     -----------
                                                       1,394,494
                                                     -----------
RETAIL  (0.1%)
Culture Convenience Club Co.                 54,200    1,437,978
                                                     -----------
RETAIL - TOY STORES  (0.1%)
Toys "R" Us - Japan Ltd.                     24,800      577,273
                                                     -----------
RETAIL / CONVENIENCE STORE  (0.1%)
FamilyMart Co. Ltd.                          17,100      413,733
                                                     -----------
SCHOOLS  (0.1%)
Tac Co. Ltd.                                 20,000      412,148
                                                     -----------
STORAGE  (0.1%)
Shibusawa Warehouse                         210,000      401,218
                                                     -----------
TEXTILE/APPAREL  (0.0%)
PAL Co. Ltd.                                  8,000      133,489
                                                     -----------
TRANSPORTATION  (0.1%)
Senko Co. Ltd                               240,000      464,542
                                                     -----------
                                                      20,229,484
                                                     -----------


================================================================
SECURITY DESCRIPTION                        SHARES      VALUE
================================================================
COMMON STOCKS  (continued)

KOREA  (0.1%)
Retail - Major Department Stores  (0.1%)
Hyundai Department Store Co. Ltd             28,500  $   869,451
                                                     -----------
MEXICO  (0.4%)
FINANCIAL SERVICES  (0.2%)
Grupo Financiero Banorte (b)                525,800    1,213,385
                                                     -----------
RETAIL  (0.1%)
Grupo Elektra SA de CV                       85,000      735,250
                                                     -----------
TELEVISION  (0.1%)
TV Azteca SA                                150,000    1,021,500
                                                     -----------
                                                       2,970,135
                                                     -----------
NETHERLANDS  (0.7%)
BROADCASTING & TELEVISION  (0.2%)
Fox Kids Europe (b)                         146,882    1,668,197
                                                     -----------
BUILDING & CONSTRUCTION  (0.1%)
Volker Wessels Stevin NV                     27,900      758,012
                                                     -----------
BUSINESS SERVICES  (0.1%)
United Services Group NV                     44,040      874,227
                                                     -----------
ENGINEERING SERVICES  (0.1%)
Fugro NV                                      8,954      490,785
                                                     -----------
ENTERPISE SOFTWARE  (0.1%)
Scala Business Solutions (b)                174,470      447,997
                                                     -----------
SATELLITE TELECOMMUNICATIONS  (0.1%)
New Skies Satellites NV (b)                 125,000      623,423
                                                     -----------
                                                       4,862,641
                                                     -----------
RUSSIA  (0.2%)
FOOD & DAIRY PRODUCTS  (0.1%)
Wimm-Bill-Dann Foods ADR (b)                 25,000      527,500
                                                     -----------
OIL COMP-INTERGRATED  (0.1%)
Tatneft ADR                                  80,000    1,106,400
                                                     -----------
                                                       1,633,900
                                                     -----------
SOUTH AFRICA  (0.2%)
DIVERSIFIED  (0.1%)
Aveng Ltd.                                  700,000      543,162
                                                     -----------
METALS & MINING  (0.1%)
Northam Platinum Ltd.                       500,000      807,468
                                                     -----------
                                                       1,350,630
                                                     -----------
SOUTH KOREA  (0.1%)
ELECTRONICS & ELECTRICAL EQUIPMENT  (0.1%)
Samsung Corp.                               120,000      718,204
                                                     -----------
SWEDEN  (0.6%)
COMPUTER SERVICES  (0.0%)
HiQ International AB                         28,800       21,936
                                                     -----------
FINANCE  (0.1%)
Intrum Justitia AB (b)                      148,480      856,258
                                                     -----------
FINANCE SERVICES  (0.1%)
D. Carnegie & Co. AB                         73,000      635,439
                                                     -----------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===========================================================
SECURITY DESCRIPTION                   SHARES      VALUE
===========================================================
COMMON STOCKS  (continued)

SWEDEN  (CONTINUED)
FOOD DIVERSIFIED  (0.1%)
Axfood AB                               60,673  $ 1,003,459
                                                -----------
HOME FURNISHING  (0.1%)
Nobia AB (b)                            79,453      600,836
                                                -----------
INTERNET SERVICES  (0.1%)
Orc Software AB                         31,400      529,569
                                                -----------
MEDICAL SUPPLIES  (0.1%)
Q-MED AB (b)                            44,100      674,180
                                                -----------
                                                  4,321,677
                                                -----------
SWITZERLAND  (0.7%)
BROKERAGE SERVICES  (0.1%)
CIE Financiere Tradition                 5,900      792,851
                                                -----------
COMPUTERS  (0.1%)
Logitech International SA (b)           17,600      818,330
                                                -----------
ENTERPISE SOFTWARE  (0.1%)
Temenos Group AG (b)                    93,309      460,808
                                                -----------
MACHINERY  (0.0%)
Tonros SA (b)                           11,250       46,866
                                                -----------
MEDICAL PRODUCTS  (0.1%)
Centerpulse                              3,400      567,124
                                                -----------
MEDICAL-DRUGS  (0.2%)
Actelion Ltd. (b)                       37,031    1,343,595
                                                -----------
SEMICONDUCTORS  (0.1%)
Micronas Semiconductor Holding AG (b)   26,250      827,202
                                                -----------
                                                  4,856,776
                                                -----------
TAIWAN  (0.1%)
NETWORKING  (0.1%)
Accton Technology Corp. (b)            300,000      516,312
                                                -----------
UNITED KINGDOM  (1.5%)
AGRICULTURAL BIOTECHNOLOGY  (0.1%)
Sygen International PLC (b)            582,100      444,712
                                                -----------
AUTO - RETAIL  (0.1%)
Vardy PLC                              118,600      669,797
                                                -----------
AUTOMOTIVE  (0.1%)
Pendragon PLC                           96,700      456,939
                                                -----------
BROADCASTING & PUBLISHING  (0.1%)
HIT Entertainment PLC                  157,000      643,159
                                                -----------
COMMERCIAL SERVICES  (0.3%)
Interserve PLC                          95,900      660,735
Nestor Healthcare Group                174,856    1,252,040
                                                -----------
                                                  1,912,775
                                                -----------
CONSUMER CYCLICALS  (0.1%)
Airtours PLC                           235,500      551,920
                                                -----------
DIVERSIFIED OPERATIONS  (0.1%)
Bodycote International PLC             169,000      550,325
                                                -----------


===========================================================
SECURITY DESCRIPTION                   SHARES      VALUE
===========================================================
COMMON STOCKS  (continued)

UNITED KINGDOM  (continued)
INSURANCE  (0.1%)
Cox Insurance Holdings PLC             630,933  $   598,678
                                                -----------
PRINTING & PUBLISHING  (0.1%)
Future Network PLC (b)                 520,477      438,333
                                                -----------
RETAIL  (0.2%)
Electronics Boutique PLC               516,508      964,459
HMV Group PLC (b)                      239,000      581,071
Wetherspoon PLC                        184,445      871,564
                                                -----------
                                                  2,417,094
                                                -----------
RETAIL - HOME FURNISHINGS  (0.1%)
DFS Furniture Co. PLC                   88,700      557,952
                                                -----------
SEMICONDUCTOR EQUIPMENT  (0.0%)
Telemetrix PLC                          31,939       45,277
                                                -----------
TECHNOLOGY  (0.0%)
Eidos PLC (b)                          101,068      197,194
                                                -----------
TELEVISION  (0.1%)
Chrysalis Group PLC                    272,500      926,280
                                                -----------
                                                 10,410,435
                                                -----------
UNITED STATES  (81.8%)
ADVERTISING AGENCIES  (0.4%)
R.H. Donnelley Corp. (b)               108,400    3,031,948
                                                -----------
ADVERTISING/MARKETING  (1.0%)
Catalina Marketing Corp. (b)            89,500    2,525,690
Getty Images, Inc. (b)                 126,300    2,749,551
MSC Industrial Direct Co. Class A (b)   99,300    1,936,350
                                                -----------
                                                  7,211,591
                                                -----------
AEROSPACE / DEFENSE  (1.2%)
Alliant Techsystems, Inc. (b)           54,675    3,488,265
DRS Technologies, Inc. (b)              12,000      513,000
Ducommun, Inc. (b)                      22,200      582,528
United Defense Industries, Inc. (b)    171,000    3,933,000
Veridian Corp. (b)                      14,000      317,800
                                                -----------
                                                  8,834,593
                                                -----------
AGRICULTURE  (0.3%)
Bunge Ltd.                              67,400    1,422,140
Delta & Pine Land Co.                   47,300      950,730
                                                -----------
                                                  2,372,870
                                                -----------
ALUMINUM  (0.1%)
Century Aluminum Co.                    53,000      789,170
                                                -----------
APPAREL  (0.6%)
Coach, Inc. (b)                         44,500    2,443,050
OshKosh B'Gosh, Inc.                    23,000    1,000,268
Skechers USA., Inc. (b)                 32,000      691,520
                                                -----------
                                                  4,134,838
                                                -----------
APPLICATIONS SOFTWARE  (0.3%)
EPIQ Systems, Inc. (b)                  72,700    1,237,354
J.D. Edwards & Co. (b)                  93,100    1,131,165
                                                -----------
                                                  2,368,519
                                                -----------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)
AUCTION HOUSE - ART DEALER  (0.3%)
Ritchie Brothers Auctioneers, Inc. (b)      63,000  $ 1,966,230
                                                    -----------
AUTO & AUTO PARTS  (1.4%)
Collins & Aikman Corp. (b)                  87,900      799,890
Donaldson Co., Inc.                         48,600    1,702,944
Gentex Corp. (b)                           133,900    3,678,233
O'Reilly Automotive, Inc. (b)               72,300    1,992,588
Terex Corp. (b)                             90,000    2,024,100
                                                    -----------
                                                     10,197,755
                                                    -----------
AUTO - RETAIL  (0.3%)
Advance Auto Parts (b)                      14,000      763,140
Aftermarket Technology Corp. (b)            35,800      687,360
United Auto Group, Inc. (b)                 33,000      689,700
                                                    -----------
                                                      2,140,200
                                                    -----------
AUTOMOBILE  (0.4%)
Group 1 Automotive, Inc. (b)                19,000      724,850
Kroll Inc. (b)                             109,000    2,286,820
                                                    -----------
                                                      3,011,670
                                                    -----------
BANKING  (0.9%)
Bank of Hawaii Corp.                        30,000      840,000
BankAtlantic Bancorp, Inc. Class A         125,700    1,558,680
BOK Financial Corp. (b)                     44,562    1,491,045
East-West Bancorp, Inc.                     25,000      863,000
Mid-State Bancshares                        45,900      885,870
New Century Financial Corp.                 22,400      783,328
                                                    -----------
                                                      6,421,923
                                                    -----------
BUILDING & CONSTRUCTION  (0.2%)
Beazer Homes USA, Inc. (b)                  18,900    1,512,000
                                                    -----------
BUILDING PRODUCTS  (0.2%)
York International Corp.                    34,400    1,162,376
                                                    -----------
BUSINESS SERVICES  (1.2%)
Corporate Executive Board Co. (b)           48,900    1,674,825
Dollar Thrifty Automotive Group, Inc. (b)   40,600    1,051,540
Maximus, Inc. (b)                           57,000    1,806,900
MemberWorks, Inc. (b)                       67,800    1,256,334
Modis Professional Services, Inc. (b)      146,692    1,246,882
NCO Group, Inc. (b)                         39,900      869,022
United Rentals, Inc. (b)                    41,500      904,700
                                                    -----------
                                                      8,810,203
                                                    -----------
CHEMICALS  (1.0%)
Ferro Corp.                                 38,000    1,145,700
IMC Global, Inc.                            92,500    1,156,250
OM Group, Inc.                              54,200    3,360,400
PolyOne Corp.                              107,300    1,207,125
                                                    -----------
                                                      6,869,475
                                                    -----------
COMMERCIAL SERVICES  (0.5%)
Coinstar, Inc. (b)                          35,000      855,750
Omnicare, Inc.                             103,300    2,712,658
                                                    -----------
                                                      3,568,408
                                                    -----------


===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)
COMMUNICATIONS & MEDIA  (1.0%)
Emmis Communications Corp. Class A (b)     128,900  $ 2,731,391
Entercom Communications Corp. (b)           15,000      688,500
Harte-Hanks, Inc.                          159,900    3,285,945
Radio One, Inc. (b)                         22,000      327,140
                                                    -----------
                                                      7,032,976
                                                    -----------
COMPUTER SERVICE  (1.0%)
Adaptec, Inc. (b)                           19,400      153,066
Anteon International Corp. (b)              87,700    2,217,056
Cerner Corp. (b)                            39,700    1,898,851
CIBER, Inc. (b)                            115,800      839,550
Fidelity National Information
Solutions, Inc. (b)                         10,000      240,000
MICROS Systems, Inc. (b)                    31,600      875,636
Tier Technologies, Inc. (b)                 51,000      908,820
                                                    -----------
                                                      7,132,979
                                                    -----------
COMPUTER SOFTWARE  (2.5%)
Activision, Inc. (b)                        41,000    1,191,460
Citrix Systems, Inc. (b)                   138,200      834,728
Concerto Software, Inc. (b)                 59,900      377,370
Dendrite International, Inc. (b)           181,500    1,755,105
Hutchinson Technology, Inc. (b)             37,500      586,500
Imation Corp. (b)                           38,200    1,136,832
Inter-Tel, Inc.                             51,200      876,032
JDA Software Group, Inc. (b)                34,000      960,840
Keane, Inc. (b)                             76,200      944,880
Mantech International Corp. Class A (b)     41,800    1,002,782
Scientific Games Corp. (b)                 109,900      872,606
Take-Two Interactive Software, Inc. (b)    172,800    3,557,952
THQ, Inc. (b)                              124,200    3,703,644
                                                    -----------
                                                     17,800,731
                                                    -----------
CONSTRUCTION & HOUSING  (0.4%)
Ryland Group, Inc.                          22,000    1,094,500
Simpson Manufacturing Co., Inc. (b)         25,500    1,456,815
                                                    -----------
                                                      2,551,315
                                                    -----------
CONSULTING SERVICES  (0.3%)
FTI Consulting (b)                          55,000    1,925,550
                                                    -----------
CONSUMER DURABLES  (0.1%)
Harman International Industries, Inc.       12,000      591,000
                                                    -----------
CONSUMER GOODS & SERVICES  (2.1%)
AptarGroup, Inc.                           143,100    4,400,325
Church & Dwight Co., Inc.                  115,700    3,624,881
Dana Corp.                                  55,300    1,024,709
International Flavors & Fragrances, Inc.    28,300      919,467
Lancaster Colony Corp.                      25,600      912,896
Matthews International Corp. Class A        95,400    2,227,590
Timberland Co. Class A (b)                  25,900      927,738
Tower Automotive, Inc. (b)                  76,400    1,065,780
                                                    -----------
                                                     15,103,386
                                                    -----------
CONSUMER PRODUCTS  (0.2%)
The Dial Corp.                              59,800    1,197,196
                                                    -----------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


==================================================================
SECURITY DESCRIPTION                          SHARES      VALUE
==================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)
CONTAINERS  (1.0%)
Ball Corp.                                     15,600  $   647,088
Crown Cork & Seal Co., Inc. (b)               250,000    1,712,500
Ivex Packaging Corp. (b)                      160,000    3,643,200
Temple-Inland, Inc.                            20,700    1,197,702
                                                       -----------
                                                         7,200,490
                                                       -----------
CONTAINERS - METAL/GLASS  (0.1%)
Silgan Holdings, Inc. (b)                      18,164      734,552
                                                       -----------
COSMETICS  (0.4%)
Alberto-Culver Co. Class A                     65,100    2,941,218
                                                       -----------
DATA PROCESSING & REPRODUCTION  (0.9%)
Acxiom Corp. (b)                              108,800    1,902,912
Factset Research Systems, Inc.                 55,900    1,664,143
Fair, Issac and Co., Inc.                      60,750    1,996,852
Probusiness Services, Inc. (b)                 46,300      674,545
                                                       -----------
                                                         6,238,452
                                                       -----------
DIAGNOSTIC EQUIPMENT  (0.1%)
Cholestech Corp. (b)                           70,200      740,610
DIVERSIFIED MANUFACTURING OPERATIONS  (0.2%)
Crane Co.                                      46,800    1,187,784
                                                       -----------
DRUGS  (0.3%)
American Pharmaceutical Partners, Inc. (b)     72,000      889,920
NBTY, Inc. (b)                                 45,200      699,696
Quidel Corp. (b)                              105,000      710,850
                                                       -----------
                                                         2,300,466
                                                       -----------
EDUCATION  (0.7%)
Corinthian Colleges, Inc. (b)                  72,000    2,440,080
ITT Educational Services, Inc. (b)             99,800    2,175,640
                                                       -----------
                                                         4,615,720
                                                       -----------
ELECTRIC INTEGRATED  (0.2%)
Black Hills Corp.                              40,000    1,384,400
                                                       -----------
ELECTRICAL EQUIPMENT  (0.2%)
Ametek, Inc.                                   26,000      968,500
Electro Scientific Industries, Inc. (b)        27,100      658,530
                                                       -----------
                                                         1,627,030
                                                       -----------
ELECTRONIC COMPONENTS/INSTRUMENTS  (0.2%)
ESS Technology, Inc. (b)                       25,300      443,762
Itron, Inc. (b)                                20,700      542,961
Zoran Corp. (b)                                20,000      458,200
                                                       -----------
                                                         1,444,923
                                                       -----------
ELECTRONIC EQUIPMENT  (0.2%)
Engineered Support Systems                     27,900    1,459,170
                                                       -----------
ELECTRONICS  (2.3%)
Actel Corp. (b)                                67,000    1,408,340
Aeroflex, Inc. (b)                            130,000      903,500
Benchmark Electronics, Inc. (b)                21,200      614,800
Compudyne Corp. (b)                            40,000      623,200
Cree Research, Inc. (b)                        96,000    1,270,080
Hubbell, Inc.                                  41,100    1,403,565
Integrated Silicon Solution, Inc. (b)         135,000    1,204,200
Lam Research Corp. (b)                        195,300    3,511,494
Lattice Semiconductor Corp. (b)                82,400      720,176


==================================================================
SECURITY DESCRIPTION                          SHARES      VALUE
==================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)
ELECTRONICS  (CONTINUED)
MKS Instruments, Inc. (b)                      16,000  $   321,120
Omnivision Technologies, Inc. (b)              47,000      674,450
Plexus Corp. (b)                               78,500    1,420,850
Semtech Corp. (b)                              28,000      747,600
Silicon Laboratories (b)                       38,000    1,028,280
Varian Semicondutor
Equipment Associates, Inc. (b)                 23,000      780,390
                                                       -----------
                                                        16,632,045
                                                       -----------
ENERGY SOURCES  (0.3%)
Headwaters, Inc. (b)                           59,000      929,250
Maverick Tube Corp. (b)                        86,400    1,296,000
                                                       -----------
                                                         2,225,250
                                                       -----------
ENGINEERING  (0.4%)
Emcor Group, Inc. (b)                          43,500    2,553,450
                                                       -----------
ENGINEERING SERVICES  (0.1%)
Jacobs Engineering Group, Inc. (b)             21,900      761,682
                                                       -----------
ENTERTAINMENT  (0.3%)
Acclaim Entertainment, Inc. (b)                98,000      345,940
Ameristar Casinos (b)                          17,000      494,020
Vail Resorts, Inc. (b)                         58,400      998,640
                                                       -----------
                                                         1,838,600
                                                       -----------
FINANCIAL  (5.9%)
Affiliated Managers Group, Inc. (b)            26,500    1,629,750
Bank United Corp. Contigent
Payment Rights (b)                             40,000        3,600
Banknorth Group, Inc.                         101,800    2,648,836
Checkfree Corp. (b)                           227,685    3,560,993
City National Corp.                            36,000    1,935,000
Colonial Bancgroup, Inc.                       56,100      841,500
Community First Bankshares, Inc.               68,300    1,781,947
Cullen/Frost Bankers, Inc.                    118,100    4,245,695
Digital Insight Corp. (b)                     120,200    1,977,290
Financial Federal Corp. (b)                    92,700    3,068,370
First Midwest Bancorp, Inc.                    71,500    1,986,270
Hudson United Bancorp                          48,330    1,380,305
Legg Mason, Inc.                               26,900    1,327,246
M & T Bank Corp.                               28,400    2,435,584
New York Community Bancorp, Inc.              142,475    3,861,073
Sterling Bancshares, Inc.                      90,037    1,329,846
TCF Financial Corp.                            18,000      883,800
Texas Regional Bancshares, Inc. Class A        19,800      982,258
Webster Financial Corp.                       101,900    3,896,656
Westamerica Bankcorp.                          65,000    2,571,400
                                                       -----------
                                                        42,347,419
                                                       -----------
FINANCIAL SERVICES  (0.6%)
Downey Financial Corp.                         39,200    1,854,160
Protective Life Corp.                          62,500    2,068,750
                                                       -----------
                                                         3,922,910
                                                       -----------
FOOD & BEVERAGE  (3.4%)
AFC Enterprises, Inc. (b)                      54,800    1,712,500
American Italian Pasta Co. (b)                129,000    6,577,710
Constellation Brands, Inc. (b)                 70,000    2,240,000
Darden Restaurants, Inc.                       50,250    1,241,175
Dreyer's Grand Ice Cream, Inc.                 47,500    3,258,500

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


=============================================================================
SECURITY DESCRIPTION                                   SHARES       VALUE
=============================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)

FOOD & BEVERAGE  (CONTINUED)
Hormel Foods Corp.                                      38,600  $     924,084
P.F. Chang's China Bistro, Inc. (b)                     27,000        848,340
Pepsiamericas, Inc.                                    110,000      1,643,400
Ruddick Corp.                                           84,000      1,424,640
Smithfield Foods, Inc. (b)                             115,000      2,133,250
Sun International Hotels Ltd. (b)                       60,000      1,486,800
Whole Foods Market, Inc. (b)                             8,800        424,336
                                                                -------------
                                                                   23,914,735
                                                                -------------
FOOD - RETAIL  (0.1%)
Great Atlantic & Pacific Tea Co., Inc. (b)              23,600        441,084
                                                                -------------
FOOD DISTRIBUTORS, SUPERMARKETS & WHOLESALERS  (0.3%)
Green Mountain Coffee (b)                               19,000        402,990
SUPERVALU, Inc.                                         57,100      1,400,663
                                                                -------------
                                                                    1,803,653
                                                                -------------
GAMING / HOTELS  (0.4%)
Global Payment, Inc.                                    81,500      2,424,625
Prime Hospitality Corp. (b)                             36,700        476,733
                                                                -------------
                                                                    2,901,358
                                                                -------------
GOLD MINING  (0.1%)
Meridian Gold, Inc. (b)                                 35,000        561,750
                                                                -------------
HEALTH SERVICES  (0.1%)
Immucor, Inc. (b)                                       24,000        563,280
                                                                -------------
HEALTHCARE  (6.0%)
American Health Corp., Inc. (b)                        115,000      2,047,000
Apria Healthcare Group, Inc. (b)                       162,600      3,642,239
Beverly Enterprises, Inc. (b)                          200,000      1,522,000
Caremark Rx, Inc. (b)                                   60,900      1,004,850
Charles River Laboratories
International, Inc. (b)                                 25,000        876,250
Coventry Health Care, Inc. (b)                          24,000        682,080
Datascope Corp.                                         19,800        547,272
Davita, Inc. (b)                                        80,000      1,904,000
Dentsply International, Inc.                            70,350      2,596,619
Dianon Systems, Inc. (b)                                24,000      1,282,080
Haemonetics Corp. (b)                                   70,600      2,061,520
Henry Schein, Inc. (b)                                  67,900      3,021,550
IDEXX Laboratories, Inc. (b)                            68,700      1,771,773
LifePoint Hospitals, Inc. (b)                           47,500      1,724,725
Medquist, Inc. (b)                                      40,800      1,086,096
Mentor Corp.                                            93,500      3,432,292
Mid Atlantic Medical Services, Inc. (b)                 55,000      1,724,250
Patterson Dental Co. (b)                                70,900      3,568,397
Renal Care Group, Inc. (b)                              33,200      1,034,180
Respironics, Inc. (b)                                   64,000      2,179,200
Serologicals Corp. (b)                                  50,600        925,474
United Surgical Partners
International, Inc. (b)                                 67,500      2,059,425
VISX, Inc. (b)                                         267,200      2,912,480
                                                                -------------
                                                                   43,605,752
                                                                -------------
HOME FURNISHING  (0.1%)
La-Z-Boy, Inc.                                          28,000        706,160
                                                                -------------

=============================================================================
SECURITY DESCRIPTION                                   SHARES       VALUE
=============================================================================
HOMEBUILDERS  (0.5%)
KB Home                                                 34,000  $   1,751,340
MDC Holdings, Inc.                                      33,000      1,716,000
                                                                -------------
                                                                    3,467,340
                                                                -------------
HOSPITAL MANAGEMENT & SERVICES  (0.2%)
Sierra Health Services, Inc. (b)                        51,500      1,151,025
                                                                -------------
HOUSEHOLD FURNISHING & APPLIANCES  (0.2%)
Furniture Brands International, Inc. (b)                58,300      1,763,575
                                                                -------------
HUMAN RESOURCES  (0.2%)
Amn Healthcare Services, Inc. (b)                       40,000      1,400,400
Hewitt Associates, Inc. Class A (b)                      6,000        139,800
                                                                -------------
                                                                    1,540,200
                                                                -------------
INDUSTRIAL / MISCELLANEOUS  (1.0%)
ABM Industries, Inc.                                    46,200        802,032
Actuant Corp. (b)                                       42,500      1,753,125
Agnico-Eagle Mines Ltd.                                125,000      1,821,250
Brady Corp. Class A                                     46,000      1,610,000
Cognex Corp. (b)                                        41,900        840,095
                                                                -------------
                                                                    6,826,502
                                                                -------------
INSTRUMENTS-CONTROLS  (0.2%)
PerkinElmer, Inc.                                      125,799      1,390,079
                                                                -------------
INSURANCE  (4.2%)
American Medical Security Group, Inc. (b)               33,000        790,350
Annuity and Life RE (Holdings) Ltd.                    150,900      2,729,781
Aon Corp.                                               61,400      1,810,072
Arch Capital Group (b)                                  93,100      2,620,765
Brown & Brown, Inc.                                    133,600      4,208,400
Clark/Bardes Holdings, Inc. (b)                         32,500        742,300
Everest Reinsurance Holdings, Inc.                      14,400        805,680
HCC Insurance Holdings, Inc.                           142,600      3,757,510
Hilb, Rogal & Hamilton Co.                              96,800      4,380,200
Horace Mann Educators Corp.                             97,000      1,810,990
IPC Holdings Ltd.                                       50,000      1,527,000
Max Re Capital Ltd.                                    115,000      1,552,500
StanCorp Financial Group, Inc.                          32,100      1,781,550
W. R.  Berkley Corp.                                    29,300      1,611,500
                                                                -------------
                                                                   30,128,598
                                                                -------------
INTERNET APPLICATIONS SOFTWARE  (0.4%)
eResearch Technology, Inc. (b)                          46,000      1,164,720
Network Associates, Inc. (b)                            90,000      1,734,300
                                                                -------------
                                                                    2,899,020
                                                                -------------
INTERNET SERVICES  (0.0%)
Riverstone Networks, Inc. (b)                                1              3
                                                                -------------
INVESTMENT COMPANY  (0.3%)
MCG Capital Corp.                                       75,846      1,267,387
Medallion Financial Corp.                              112,500        594,000
                                                                -------------
                                                                    1,861,387
                                                                -------------
MACHINERY  (0.1%)
Joy Global, Inc. (b)                                    33,800        586,092

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


====================================================================
SECURITY DESCRIPTION                         SHARES       VALUE
====================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)

MACHINERY & CAPITAL GOODS  (2.4%)
Circor International, Inc.                   120,000  $   2,058,000
Cummins Engine, Inc.                          33,500      1,108,850
Dionex Corp. (b)                              56,600      1,516,314
Flowserve Corp. (b)                           40,100      1,194,980
Gardner Denver, Inc. (b)                      80,400      1,608,000
IDEX Corp.                                    52,800      1,768,800
Kaydon Corp.                                  88,800      2,096,568
Manitowoc Co., Inc.                           20,600        731,094
Roper Industries, Inc.                        47,900      1,786,670
Zebra Technologies Corp. (b)                  61,710      2,975,656
                                                      -------------
                                                         16,844,932
                                                      -------------

MACHINERY & EQUIPMENT  (0.1%)
Photon Dynamics, Inc. (b)                     17,000        510,000
                                                      -------------
MATERIALS & COMMODITIES  (0.2%)
Airgas, Inc. (b)                              55,000        951,500
Mueller Industries, Inc. (b)                  25,000        793,750
                                                      -------------
                                                          1,745,250
                                                      -------------
MEDICAL - DRUGS  (0.7%)
Bradley Pharmaceuticals, Inc. (b)             98,000      1,303,400
D & K Healthcare Resources, Inc.              52,000      1,833,520
ICN Pharmaceuticals, Inc.                     47,400      1,147,554
Sangstat Medical Corp. (b)                    31,000        712,380
                                                      -------------
                                                          4,996,854
                                                      -------------
MEDICAL - EQUIPMENT & SUPPLIES  (0.5%)
Advanced Neuromodulation Systems (b)          17,000        518,500
STERIS Corp. (b)                              85,000      1,624,350
Wright Medical Group, Inc. (b)                80,000      1,612,800
                                                      -------------
                                                          3,755,650
                                                      -------------
MEDICAL - INFORMATION SYSTEMS  (0.7%)
Computer Programs & Systems, Inc. (b)         57,000      1,227,210
NDC Health Corp.                             115,200      3,214,080
VitalWorks, Inc. (b)                          63,000        516,600
                                                      -------------
                                                          4,957,890
                                                      -------------
MEDICAL - INSTRUMENTS  (0.7%)
Conmed Corp. (b)                              61,500      1,373,295
Impath, Inc. (b)                              94,500      1,696,275
Urologix, Inc. (b)                           144,500      1,848,155
                                                      -------------
                                                          4,917,725
                                                      -------------
MEDICAL - PRODUCTS  (1.0%)
Affymetrix, Inc. (b)                          84,200      2,019,958
Gene Logic, Inc. (b)                         182,000      2,548,000
ICU Medical, Inc. (b)                         17,000        525,300
Owens & Minor, Inc.                           86,700      1,713,192
                                                      -------------
                                                          6,806,450
                                                      -------------
MEDICAL - PROVIDERS  (0.5%)
Amsurg Corp. (b)                              48,800      1,281,488
Community Health Systems, Inc. (b)            51,400      1,377,520
Kindred Healthcare, Inc. (b)                  18,000        803,340
                                                      -------------
                                                          3,462,348
                                                      -------------

====================================================================
SECURITY DESCRIPTION                         SHARES       VALUE
====================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)

METALS  (0.4%)
Freeport-McMoRan Copper &
Gold, Inc. Class B (b)                        80,700  $   1,440,495
SPS Technologies, Inc. (b)                    42,500      1,622,225
                                                      -------------
                                                          3,062,720
                                                      -------------
MULTI-MEDIA  (0.5%)
Cumulus Media, Inc. (b)                       59,000        813,020
Sinclair Broadcast Group, Inc. Class A (b)   179,000      2,584,581
                                                      -------------
                                                          3,397,601
                                                      -------------
OFFICE EQUIPMENT & SUPPLIES  (0.7%)
United Stationers, Inc. (b)                   69,900      2,124,960
Wallace Computer Services, Inc.              138,700      2,982,050
                                                      -------------
                                                          5,107,010
                                                      -------------
OIL & GAS  (5.2%)
Apache Corp.                                  16,390        942,097
Cabot Oil & Gas Corp. Class A                107,500      2,456,375
Cal Dive International, Inc. (b)              38,800        853,600
FMC Technologies, Inc. (b)                    94,500      1,961,820
Global Industries Ltd. (b)                    62,000        433,380
Helmerich & Payne, Inc.                       15,300        546,516
Key Energy Services, Inc. (b)                188,500      1,979,250
Meridian Resource Corp. (b)                  260,000        967,200
National-Oilwell, Inc. (b)                    92,052      1,937,695
New Jersey Resources Corp.                    38,250      1,141,763
Newfield Exploration Co. (b)                 125,200      4,653,683
Oceaneering International, Inc. (b)           80,100      2,162,700
Offshore Logistics, Inc. (b)                  43,500      1,039,215
Patterson-UTI Energy, Inc. (b)                52,600      1,484,898
Pride Intl, Inc. (b)                         183,700      2,876,742
Questar Corp.                                 59,500      1,469,650
Rowan Cos., Inc.                              39,000        836,550
Smith International, Inc. (b)                 17,000      1,159,230
Swift Energy Co. (b)                          46,400        732,656
Ultra Petroleum Corp. (b)                    165,000      1,252,350
Unit Corp. (b)                               150,000      2,602,500
Varco International, Inc. (b)                 31,100        545,494
Xto Energy, Inc.                             182,700      3,763,620
                                                      -------------
                                                         37,798,984
                                                      -------------
OIL & GAS EXPLORATION SERVICES  (0.1%)
Western Gas Resources, Inc.                   10,600        396,440
                                                      -------------
OIL COMP - EXPLORATION & PRODUCTION  (0.2%)
Petroquest Energy, Inc. (b)                  270,000      1,503,900
                                                      -------------
PAINT, VARNISHES, ENAMELS  (0.3%)
RPM, Inc.                                     68,400      1,043,100
Valspar Corp.                                 22,600      1,020,164
                                                      -------------
                                                          2,063,264
                                                      -------------
PAPER PRODUCTS  (0.5%)
Bowater, Inc.                                 22,000      1,196,140
Pope & Talbot, Inc.                          130,000      2,434,900
                                                      -------------
                                                          3,631,040
                                                      -------------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)

=========================================================================
SECURITY DESCRIPTION                               SHARES       VALUE
=========================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)

PHARMACEUTICALS  (0.7%)
Duane Reade, Inc. (b)                               53,500  $   1,821,675
SICOR, Inc. (b)                                    127,500      2,363,850
Transkaryotic Therapy, Inc. (b)                     12,000        432,600
                                                             ------------
                                                                4,618,125
                                                             ------------
PHYSICAL THERAPY - REHABILITATION CENTERS  (0.0%)
U.S. Physical Therapy, Inc. (b)                     16,000        324,960
                                                             ------------
POLLUTION CONTROL  (0.1%)
Ionics, Inc. (b)                                    26,900        652,325
                                                             ------------
PRINTING & PUBLISHING  (1.0%)
Lee Enterprises, Inc.                               35,900      1,256,500
Proquest Co. (b)                                    26,000        923,000
R.R. Donnelley & Sons Co.                           43,400      1,195,670
Valassis Communications, Inc. (b)                  104,700      3,821,550
                                                             ------------
                                                                7,196,720
                                                             ------------
RADIO  (0.0%)
Talk America Holdings, Inc. (b)                     65,000        268,450
                                                             ------------

REAL ESTATE INVESTMENT TRUST  (1.5%)
Anthracite Capital, Inc.                           107,919      1,429,927
CBL & Associates Properties, Inc.                   36,800      1,490,400
Developers Diversified Realty Corp.                 58,100      1,307,250
FBR Asset Investment Corp.                          56,600      1,887,610
Jones Lang LaSalle, Inc. (b)                        43,500      1,074,450
Liberty Property Trust                              34,900      1,221,500
Mack-Cali Realty Corp.                              57,600      2,024,640
                                                             ------------
                                                               10,435,777
                                                             ------------
RECREATIONAL VEHICLES  (0.1%)
Winnebago Industries, Inc.                          16,000        704,000
                                                             ------------
RESTAURANTS  (0.9%)
Brinker International, Inc. (b)                     35,050      1,112,838
CEC Entertainment, Inc. (b)                         70,200      2,899,260
IHOP Corp. (b)                                      39,600      1,166,220
Ruby Tuesday, Inc.                                  50,000        970,000
                                                             ------------
                                                                6,148,318
                                                             ------------
RETAIL  (3.7%)
AnnTaylor Stores Corp. (b)                          21,900        556,041
Big Lots, Inc.                                      61,900      1,218,192
Christopher & Banks Corp. (b)                       35,000      1,480,500
Claire's Stores, Inc.                              158,200      3,622,780
CSK Auto Corp. (b)                                  56,000        780,640
Dress Barn, Inc. (b)                                55,200        853,944
Hot Topic, Inc. (b)                                 61,000      1,629,310
J. Jill Group, Inc. (b)                             15,000        569,250
Linen 'n Things, Inc. (b)                           92,700      3,041,487
Men's Wearhouse, Inc. (b)                           51,400      1,310,700
Micheal Stores, Inc. (b)                            36,600      1,427,400
Movie Gallery (b)                                   37,000        781,440
Panera Bread Co. (b)                                44,000      1,529,000
Payless ShoeSource, Inc. (b)                        38,400      2,213,760
Pier 1 Imports, Inc.                                28,100        590,100
Quiksilver, Inc. (b)                                50,600      1,254,880
ShopKo Stores, Inc. (b)                             24,000        484,800
Tuesday Morning Corp. (b)                           29,000        538,240
Ultimate Electronics, Inc. (b)                      35,000        906,850

=========================================================================
SECURITY DESCRIPTION                               SHARES       VALUE
=========================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)

RETAIL  (3.7%) (CONTINUED)

Urban Outfitters (b)                                49,000  $   1,701,280
                                                             ------------
                                                               26,490,594
                                                             ------------
RETAIL-BOOKSTORE  (0.1%)
Barnes & Noble, Inc. (b)                            16,200        428,166
                                                             ------------
SCHOOLS  (0.2%)
Career Education Corp. (b)                          34,000      1,530,000
                                                             ------------
SEMICONDUCTOR EQUIPMENT  (0.5%)
Entegris, Inc. (b)                                  91,000      1,328,600
Fairchild Semiconductor International
Corp. Class A (b)                                   37,300        906,390
Mykrolis Corp. (b)                                  75,000        885,750
Novellus Systems (b)                                22,100        751,400
                                                             ------------
                                                                3,872,140
                                                             ------------
SEMICONDUCTORS  (0.5%)
Cypress Semiconductor Corp. (b)                     57,100        866,778
Integrated Circuit Systems (b)                      98,500      1,988,715
Osi Systems, Inc. (b)                               39,000        773,370
                                                             ------------
                                                                3,628,863
                                                             ------------
SOFTWARE & COMPUTER SERVICES  (0.1%)
Practiceworks, Inc. (b)                             36,000        664,200
                                                             ------------
STEEL  (0.8%)
Carpenter Technology Corp.                          41,500      1,195,615
Reliance Steel & Aluminum Co.                       60,000      1,830,000
Shaw Group, Inc. (b)                                50,000      1,535,000
Steel Dynamics (b)                                  52,000        856,440
                                                             ------------
                                                                5,417,055
                                                             ------------
SUPERCONDUCTOR PRODUCTS & SYSTEMS  (0.4%)
Intermagnetics General Corp. (b)                   130,100      2,628,020
                                                             ------------
TECHNOLOGY  (1.0%)
Black Box Corp. (b)                                 38,800      1,580,324
CACI International, Inc. Class A (b)                53,700      2,050,803
Electronics For Imaging, Inc. (b)                  116,900      1,859,879
Intergraph Corp. (b)                                58,900      1,027,228
Kemet Corp. (b)                                     33,000        589,380
                                                             ------------
                                                                7,107,614
                                                             ------------
TELECOMMUNICATION EQUIPMENT  (1.2%)
Advanced Fibre Communications, Inc. (b)            194,100      3,210,414
Harris Corp.                                        38,700      1,402,488
Tekelec (b)                                        152,900      1,227,787
Tollgrade Communications, Inc. (b)                  61,500        902,205
UTStarcom, Inc. (b)                                 44,000        887,480
West Corp. (b)                                      35,200        776,512
                                                             ------------
                                                                8,406,886
                                                             ------------
TELECOMMUNICATIONS  (0.1%)
PTEK Holdings, Inc. (b)                             98,000        566,440
                                                             ------------
TEXTILE MANUFACTURING  (0.1%)
Mohawk Industries Co. (b)                           14,030        863,266
                                                             ------------
TIRE & RUBBER  (0.5%)
Cooper Tire & Rubber Co.                           164,500      3,380,475
                                                             ------------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL COMPANY FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


=====================================================================
SECURITY DESCRIPTION                         SHARES         VALUE
=====================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)

TOYS  (0.2%)
Hasbro, Inc.                                    79,700   $  1,080,732
                                                         ------------
TRANSPORTATION  (2.2%)
Forward Air Corp. (b)                           60,000      1,966,800
Frontline Ltd.                                 165,000      1,574,100
Genesee & Wyoming , Class A (b)                 43,200        974,592
Heartland Express, Inc. (b)                     85,000      2,034,050
J.B. Hunt Transport Services, Inc. (b)          43,000      1,269,360
Kansas City Southern Industries, Inc. (b)      128,600      2,186,200
Knight Transportation, Inc. (b)                 30,000        695,700
SkyWest, Inc.                                   49,200      1,150,788
Tidewater, Inc.                                 38,200      1,257,544
Wabtec Corp.                                    79,900      1,138,575
Yellow Corp. (b)                                46,200      1,496,880
                                                         ------------
                                                           15,744,589
                                                         ------------
UTILITIES  (1.1%)
American States Water Co.                       20,850        552,525
Arch Coal, Inc.                                 80,000      1,816,800
NSTAR                                           29,700      1,329,966
Power-One, Inc. (b)                            150,000        933,000
UniSource Energy Corp.                          73,500      1,367,100
Wisconsin Energy Corp.                          70,600      1,784,062
                                                         ------------
                                                            7,783,453
                                                         ------------
                                                          580,905,892
                                                         ------------
TOTAL COMMON STOCKS                                       673,916,455
                                                         ------------

=====================================================================
SECURITY DESCRIPTION                        PRINCIPAL       VALUE
=====================================================================

COMMERCIAL PAPER  (0.4%)
Johnson Controls, Inc.,
2.07%, 07/01/02                            $ 3,142,000      3,141,819
                                                         ------------
TOTAL COMMERCIAL PAPER                                      3,141,819
                                                         ------------

U.S. GOVERNMENT OBLIGATIONS  (0.6%)
U.S. TREASURY BILLS  (0.6%)
1.62%-1.65%, 07/05/02                        1,870,000      1,869,567
1.65%, 07/11/02                              2,203,000      2,201,889
                                                         ------------
                                                            4,071,456
                                                         ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                           4,071,456
                                                         ------------
=====================================================================
SECURITY DESCRIPTION                        PRINCIPAL       VALUE
=====================================================================

REPURCHASE AGREEMENT  (4.6%)
Fifth Third Bank, 1.86%, dated
06/28/02, due 07/01/02,
repurchase price $32,271,970
(Fully collateralized by Freddie
Mac STRIPS, FNMB Securities, &
Fannie Mae Securities)                     $32,266,969   $ 32,266,969
                                                         ------------

TOTAL REPURCHASE AGREEMENT                                 32,266,969
                                                         ------------
TOTAL INVESTMENTS
(COST $671,072,704) (a) - 100.6%                          713,396,699
LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.6)%                                   (4,320,597)
                                                         ------------
NET ASSETS - 100.0%                                      $709,076,102
                                                         ============

--------------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

         Unrealized appreciation         $     104,288,523
         Unrealized depreciation               (61,964,528)
                                         ------------------
         Net unrealized appreciation     $      42,323,995

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security

ADR      American  Depositary  Receipt

FNMB     Federal  National  Mortgage  Bank

STRIPS   Separate  Trading  of  Registered  Interest  and Principal Securities

AT  JUNE  30,  2002,  THE FUND'S OPEN FORWARD FOREIGN CURRENCY CONTRACTS WERE AS
FOLLOWS:

                                                  UNREALIZED
                 DELIVERY  CONTRACT    MARKET    APPRECIATION/
CURRENCY           DATE      VALUE     VALUE    (DEPRECIATION)
---------------  --------  ---------  --------  ---------------

Short Contract:
Euro              7/01/02  $ 207,439  $208,868  $       (1,429)


See  notes  to  financial  statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                        GARTMORE GVIT MONEY MARKET FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)


============================================================================
SECURITY DESCRIPTION                             PRINCIPAL        VALUE
============================================================================
COMMERCIAL PAPER  (88.6%)

ASSET BACKED SECURITIES  (13.3%)

Delaware Funding Corp. (c)  (3.6%)
1.80%, 07/01/02                                  $12,536,000  $  12,536,000
1.79%, 07/02/02                                   40,000,000     39,998,011
1.79%, 07/08/02                                   21,597,000     21,589,483
1.80%, 07/17/02                                   10,000,000      9,992,000
1.80%, 07/22/02                                   12,000,000     11,987,400
                                                              -------------
                                                                 96,102,894
                                                              -------------
Falcon Asset Securitization Corp. (c)  (3.3%)
1.80%, 07/11/02                                   10,000,000      9,995,000
1.79%, 07/15/02                                   25,000,000     24,982,597
1.79%, 07/19/02                                   40,000,000     39,964,200
1.80%, 08/02/02                                   15,000,000     14,976,000
                                                              -------------
                                                                 89,917,797
                                                              -------------
Preferred Receivables Funding Corp. (c)  (0.4%)
1.80%, 08/06/02                                   10,000,000      9,982,000
                                                              -------------
Sigma Financial, Inc. (c)  (0.4%)
2.00%, 07/01/02                                   10,000,000     10,000,000
                                                              -------------
Trident Capital Finance (c)  (2.2%)
1.79%, 07/09/02                                   20,200,000     20,191,965
1.80%, 07/10/02                                   15,000,000     14,993,250
1.80%, 07/11/02                                   25,000,000     24,987,500
                                                              -------------
                                                                 60,172,715
                                                              -------------
Variable Funding Capital Corp. (c)  (3.4%)
1.79%, 07/16/02                                   40,000,000     39,970,334
1.79%, 08/05/02                                   20,000,000     19,965,194
1.79%, 08/06/02                                   32,856,000     32,797,188
                                                              -------------
                                                                 92,732,716
                                                              -------------
                                                                358,908,122
                                                              -------------
AUTO / FINANCE  (3.7%)
American Honda Finance Corp.  (2.6%)
1.77%, 07/18/02                                   15,500,000     15,487,071
1.76%, 07/22/02                                   18,600,000     18,580,904
1.76%, 07/23/02                                   35,000,000     34,962,355
                                                              -------------
                                                                 69,030,330
                                                              -------------
Toyota Motor Credit Corp. (c)  (1.1%)
1.76%, 08/08/02                                   30,000,000     29,944,267
                                                              -------------
                                                                 98,974,597
                                                              -------------
BANKS  (13.0%)
Citicorp  (3.6%)
1.80%, 07/01/02                                   30,000,000     30,000,000
1.79%, 07/02/02                                   10,000,000      9,999,503
1.78%, 07/12/02                                   55,000,000     54,970,146
                                                              -------------
                                                                 94,969,649
                                                              -------------
National City Credit Corp.  (3.1%)
1.86%, 07/08/02                                   10,000,000      9,996,383
1.87%, 07/11/02                                   15,000,000     14,992,208
1.85%, 07/17/02                                   25,000,000     24,979,445
1.80%, 08/08/02                                   15,000,000     14,971,500
2.00%, 10/21/02                                   20,000,000     19,875,556
                                                              -------------
                                                                 84,815,092
                                                              -------------
Societe General N Americana  (1.3%)
1.86%, 07/03/02                                   35,000,000     34,996,393
                                                              -------------

============================================================================
SECURITY DESCRIPTION                             PRINCIPAL        VALUE
============================================================================

COMMERCIAL PAPER  (88.6%)

BANKS (CONTINUED)
State Street Corp.  (0.2%)
1.75%, 07/17/02                                  $ 5,965,000  $   5,960,361
                                                              -------------
Toronto-Dominion Holdings  (2.2%)
1.78%, 08/05/02                                   35,000,000     34,939,431
1.83%, 09/25/02                                   25,000,000     24,890,708
                                                              -------------
                                                                 59,830,139
                                                              -------------
Westdeutsche Landesbank Giro (c)  (2.6%)
1.82%, 07/17/02                                   25,000,000     24,979,778
1.82%, 07/19/02                                   21,000,000     20,980,890
2.11%, 12/16/02                                   25,000,000     24,753,833
                                                              -------------
                                                                 70,714,501
                                                              -------------
                                                                351,286,135
                                                              -------------
BROKER / DEALERS  (9.3%)
Marsh & McLennan Co. (c)  (2.5%)
1.77%, 08/15/02                                   20,934,000     20,887,684
1.83%, 10/01/02                                   25,000,000     24,883,082
1.80%, 10/15/02                                   11,735,000     11,672,805
1.80%, 10/24/02                                   10,000,000      9,942,500
                                                              -------------
                                                                 67,386,071
                                                              -------------
Morgan Stanley Dean Witter & Co.  (3.3%)
1.87%, 07/02/02                                   30,000,000     29,998,442
1.79%, 07/09/02                                   35,000,000     34,986,078
1.81%, 07/22/02                                   25,282,000     25,255,306
                                                              -------------
                                                                 90,239,826
                                                              -------------
Salomon Smith Barney Holdings, Inc.  (3.5%)
1.77%, 07/10/02                                   10,000,000      9,995,575
1.79%, 07/15/02                                   40,000,000     39,972,233
1.79%, 08/01/02                                   45,000,000     44,930,638
                                                              -------------
                                                                 94,898,446
                                                              -------------
                                                                252,524,343
                                                              -------------
CONSUMER SALES FINANCE  (7.9%)
American General Finance Corp.  (3.0%)
1.84%, 07/12/02                                   23,000,000     22,987,069
1.80%, 08/01/02                                   10,000,000      9,984,500
1.79%, 08/07/02                                   20,000,000     19,963,206
1.78%, 08/12/02                                   10,000,000      9,979,233
1.86%, 08/16/02                                   10,000,000      9,976,233
2.10%, 01/03/03                                   10,000,000      9,891,500
                                                              -------------
                                                                 82,781,741
                                                              -------------
Harley-Davidson Funding Corp. (c)  (2.1%)
1.78%, 07/11/02                                    7,000,000      6,996,539
1.77%, 07/18/02                                   10,000,000      9,991,642
1.78%, 07/26/02                                   18,250,000     18,227,440
1.80%, 08/05/02                                    9,580,000      9,563,235
1.77%, 08/06/02                                      700,000        698,761
1.77%, 08/08/02                                    4,000,000      3,992,527
1.77%, 08/16/02                                    8,000,000      7,981,907
                                                              -------------
                                                                 57,452,051
                                                              -------------
Wells Fargo Financial, Inc.  (2.8%)
1.90%, 07/08/02                                   10,000,000      9,996,306
1.78%, 08/08/02                                   25,000,000     24,953,028
2.04%, 12/27/02                                   20,000,000     19,797,133
2.05%, 12/30/02                                   20,000,000     19,792,722
                                                              -------------
                                                                 74,539,189
                                                              -------------
                                                                214,772,981
                                                              -------------

                        GARTMORE VARIABLE INSURANCE TRUST
                        GARTMORE GVIT MONEY MARKET FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===================================================================================
SECURITY DESCRIPTION                                     PRINCIPAL        VALUE
===================================================================================
COMMERCIAL PAPER  (CONTINUED)

COSMETIC/TOILETRIES  (2.2%)
Gillette Co. (c)  (2.2%)
1.88%, 07/08/02                                         $23,705,000  $   23,696,335
1.83%, 12/11/02                                          35,000,000      34,709,995
                                                                     --------------
                                                                         58,406,330
                                                                     --------------
DIVERSIFIED FINANCE  (5.9%)
ABN Amro NA Finance, Inc.  (3.1%)
1.86%, 07/08/02                                          65,000,000      64,976,589
1.80%, 07/12/02                                          20,300,000      20,288,835
                                                                     --------------
                                                                         85,265,424
                                                                     --------------
General Electric Capital Corp.  (2.4%)
1.85%, 07/11/02                                          20,000,000      19,989,722
2.02%, 10/21/02                                          10,000,000       9,937,156
2.04%, 12/02/02                                          10,000,000       9,912,733
1.86%, 12/11/02                                          15,000,000      14,873,675
2.04%, 12/30/02                                          10,000,000       9,896,867
                                                                     --------------
                                                                         64,610,153
                                                                     --------------
General Electric Financial Assurance Corp. (c)  (0.4%)
1.80%, 09/17/02                                          10,000,000       9,961,000
                                                                     --------------
                                                                        159,836,577
                                                                     --------------
FINANCIAL SERVICES  (9.6%)
Giro Funding Corp. (c)  (3.6%)
1.81%, 07/25/02                                          53,818,000      53,753,172
1.80%, 08/12/02                                          10,000,000       9,979,000
1.80%, 08/26/02                                          35,000,000      34,902,000
                                                                     --------------
                                                                         98,634,172
                                                                     --------------
Golden Funding Corp.  (0.7%)
1.82%, 08/22/02                                          20,000,000      19,947,422
                                                                     --------------
New Center Asset Trust  (3.8%)
1.78%, 07/10/02                                          30,000,000      29,986,650
1.85%, 07/15/02                                          20,000,000      19,985,611
1.79%, 07/23/02                                          10,000,000       9,989,061
1.82%, 08/14/02                                          40,000,000      39,911,023
                                                                     --------------
                                                                         99,872,345
                                                                     --------------
Old Line Funding Corp. (c)  (1.5%)
1.79%, 07/22/02                                          40,000,000      39,958,233
                                                                     --------------
                                                                        258,412,172
                                                                     --------------
INSURANCE  (3.9%)
AIG Funding, Inc.  (0.4%)
1.86%, 07/09/02                                          10,000,000       9,995,867
                                                                     --------------
ING America Insurance Holdings  (3.5%)
1.86%, 07/10/02                                          20,000,000      19,990,700
1.81%, 07/22/02                                          25,000,000      24,973,604
1.80%, 09/12/02                                          36,957,000      36,822,107
1.80%, 09/17/02                                          15,000,000      14,941,500
                                                                     --------------
                                                                         96,727,911
                                                                     --------------
                                                                        106,723,778
                                                                     --------------
MORTGAGE BANKS  (8.1%)
Halifax Corp.  (0.1%)
1.80%, 08/29/02                                           2,600,000       2,592,330
                                                                     --------------
Northern Rock PLC  (4.0%)
1.79%, 07/23/02                                          25,000,000      24,972,653
1.82%, 07/29/02                                          10,000,000       9,985,844
1.80%, 08/01/02                                          23,000,000      22,964,402
1.83%, 08/12/02                                          29,000,000      28,938,085
1.80%, 08/27/02                                         $ 8,754,000  $    8,729,051
1.81%, 08/29/02                                          13,000,000      12,961,650
                                                                     --------------
                                                                        108,551,685
                                                                     --------------
===================================================================================
SECURITY DESCRIPTION                                     PRINCIPAL        VALUE
===================================================================================
COMMERCIAL PAPER  (CONTINUED)

MORTGAGE BANKS  (CONTINUED)

Yorkshire Building Society  (4.0%)
1.81%, 07/02/02                                           5,000,000       4,999,749
1.91%, 07/03/02                                          20,100,000      20,097,867
1.87%, 07/11/02                                          45,000,000      44,976,708
1.78%, 08/19/02                                          18,000,000      17,956,390
1.80%, 09/06/02                                          10,000,000       9,966,500
1.79%, 09/24/02                                          10,000,000       9,957,736
                                                                     --------------
                                                                        107,954,950
                                                                     --------------
                                                                        219,098,965
                                                                     --------------
OIL & GAS  (6.1%)
Chevron U.K. Investment PLC (c)  (3.5%)
1.91%, 07/09/02                                          20,000,000      19,991,510
1.87%, 07/10/02                                          15,000,000      14,992,988
1.80%, 08/06/02                                          20,000,000      19,964,000
1.85%, 08/13/02                                          10,000,000       9,977,903
1.80%, 08/15/02                                          10,000,000       9,977,500
1.81%, 08/19/02                                          10,000,000       9,975,364
1.92%, 10/15/02                                          10,000,000       9,943,467
                                                                     --------------
                                                                         94,822,732
                                                                     --------------
Koch Industries, Inc. (c)  (2.6%)
1.98%, 07/01/02                                          71,242,000      71,242,000
                                                                     --------------
                                                                        166,064,732
                                                                     --------------
PRINTING & PUBLISHING  (3.1%)
E.W. Scripps Co. (c)  (1.5%)
1.81%, 08/07/02                                          15,037,000      15,009,027
1.79%, 08/21/02                                          26,500,000      26,432,800
                                                                     --------------
                                                                         41,441,827
                                                                     --------------
McGraw-Hill Companies, Inc.  (1.6%)
1.88%, 07/03/02                                          24,600,000      24,597,431
1.78%, 07/25/02                                          18,000,000      17,978,640
                                                                     --------------
                                                                         42,576,071
                                                                     --------------
                                                                         84,017,898
                                                                     --------------
TOBACCO  (2.5%)
Philip Morris Co., Inc.  (2.5%)
1.95%, 07/01/02                                          43,381,000      43,381,001
1.80%, 08/05/02                                           3,469,000       3,462,929
1.88%, 08/12/02                                          20,000,000      19,956,133
                                                                     --------------
                                                                         66,800,063
                                                                     --------------
TOTAL COMMERCIAL PAPER                                                2,395,826,693
                                                                     --------------

                        GARTMORE VARIABLE INSURANCE TRUST
                        GARTMORE GVIT MONEY MARKET FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===========================================================================
SECURITY DESCRIPTION                             PRINCIPAL        VALUE
===========================================================================
U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS  (9.6%)

Federal Home Loan Bank  (2.4%)
2.13%, 01/29/03                                 $ 4,000,000  $    3,949,827
2.14%, 01/30/03                                  18,371,000      18,138,936
2.23%, 04/07/03                                  12,803,000      12,580,939
2.35%, 04/24/03                                  20,000,000      19,612,250
2.63%, 05/28/03                                  10,000,000      10,000,000
                                                             ---------------
                                                                 64,281,952
                                                             ---------------
Federal Home Loan Mortgage Corporation  (3.7%)
1.85%, 07/03/02                                  25,000,000      24,997,431
2.07%, 07/18/02                                   8,000,000       7,992,180
1.81%, 09/11/02                                  10,000,000       9,963,800
2.00%, 11/07/02                                   7,000,000       6,949,833
2.02%, 12/20/02                                   9,000,000       8,913,140
2.14%, 01/30/03                                  30,000,000      29,621,037
2.36%, 04/24/03                                  12,000,000      11,766,855
                                                             ---------------
                                                                100,204,276
                                                             ---------------
Federal National Mortgage Association  (3.5%)
1.85%, 07/03/02                                  10,000,000       9,998,972
2.00%, 07/15/02                                  10,000,000       9,992,222
2.27%, 02/07/03                                  10,000,000       9,860,954
2.10%, 05/30/03                                  65,500,000      64,255,228
                                                             ---------------
                                                                 94,107,376
                                                             ---------------
TOTAL U.S. GOVERNMENT
SPONSORED AND AGENCY OBLIGATIONS                                258,593,604
                                                             ---------------
YANKEE CERTIFICATES OF DEPOSIT  (0.7%)
BANKING--FOREIGN  (0.7%)
Westdeutsche Landesbank Giro (c)  (0.7%)
2.09%, 03/10/03                                  10,000,000      10,000,000
2.56%, 05/16/03                                  10,000,000      10,000,000
                                                             ---------------
                                                                 20,000,000
                                                             ---------------
TOTAL YANKEE CERTIFICATES OF DEPOSIT                             20,000,000
                                                             ---------------

===========================================================================
SECURITY DESCRIPTION                             PRINCIPAL        VALUE
===========================================================================
CORPORATE BONDS  (0.7%)
FINANCIAL SERVICES  (0.7%)
General Electric Capital Corp.  (0.7%)
1.87%, 07/09/03 (b)                             $20,000,000  $   20,000,000
                                                             ---------------
TOTAL CORPORATE BONDS                                            20,000,000
                                                             ---------------
CANADIAN GOVERNMENT OBLIGATIONS  (0.6%)
British Columbia (Province)  (0.6%)
1.93%, 11/25/02                                  15,157,000      15,037,550
                                                             ---------------
TOTAL CANADIAN GOVERNMENT
OBLIGATIONS                                                      15,037,550
                                                             ---------------

TOTAL INVESTMENTS
(COST $2,709,457,847) (a) - 100.2%                            2,709,457,847
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                   (4,266,271)
                                                             ---------------
NET ASSETS - 100.0%                                          $2,705,191,576
                                                             ===============

--------------------------------------------------------------------------------
(a)  Cost for federal income tax and financial reporting purposes are the same.

(b) Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2002. The maturity date represents the next reset date for the security.

(c) Restricted securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                       GARTMORE GVIT MONEY MARKET FUND II
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------
SECURITY DESCRIPTION                              PRINCIPAL      VALUE
--------------------------------------------------------------------------
COMMERCIAL PAPER (71.2%)
AUTO / FINANCE (3.9%)
Toyota Motor Credit Corp. (3.9%)
f1.70%, 07/01/02                                  $2,500,000  $ 2,500,000
                                                              ------------
BANKS (7.6%)
National Australia Funding (DE) (3.8%)
1.92%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
UBS Finance (DE) LLC (3.8%)
2.00%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
                                                                5,000,000
                                                              ------------
BROKER / DEALERS (5.3%)
Morgan Stanley Dean Witter & Co. (1.5%)
1.87%, 07/02/02                                    1,000,000      999,948
                                                              ------------
Salomon Smith Barney Holdings, Inc. (3.8%)
1.92%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------

                                                                3,499,948
                                                              ------------
CONSUMER SALES FINANCE (10.7%)

American Express Credit Corp. (3.1%)

1.68%, 07/02/02                                    2,000,000    1,999,907
                                                              ------------
American General Finance Corp. (3.8%)
1.88%, 07/01/02                                    2,500,000    2,499,999
                                                              ------------
Wells Fargo Financial, Inc. (3.8%)
1.87%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
                                                                6,999,906
                                                              ------------

DIVERSIFIED FINANCE (3.9%)

General Electric Capital Corp. (3.9%)

1.87%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
ELECTRIC - INTEGRATED (3.9%)
Duke Energy Corp. (3.9%)
1.95%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
FOOD & BEVERAGE (3.9%)

McDonald's Corp. (b) (3.9%)

1.98%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------

HEAVY EQUIPMENT FINANCE (3.9%)
Cargill, Inc. (b) (3.9%)
1.95%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
HOSPITAL SUPPLIES (3.9%)
Becton, Dickinson & Co. (3.9%)
1.97%, 07/01/02                                    2,538,000    2,538,000
                                                              ------------
OIL & GAS (3.9%)
Koch Industries, Inc. (b) (3.9%)
1.98%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------

PACKAGING / CONTAINERS (3.1%)

Bemis Co., Inc. (b) (3.1%)                         2,000,000    2,000,000
                                                              ------------
2.00%, 07/01/02

PERSONAL CARE PRODUCTS (3.9%)
Gillette Co. (b) (3.9%)
1.93%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
PHARMACEUTICALS (3.9%)

Schering Corp. (3.9%)
1.95%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------


--------------------------------------------------------------------------
SECURITY DESCRIPTION                              PRINCIPAL      VALUE
--------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
TELECOMMUNICATIONS (5.5%)
BellSouth Corp. (b) (1.7%)
1.80%, 07/02/02                                   $1,150,000  $ 1,149,943
                                                              ------------
SBC International, Inc. (b) (3.8%)
1.98%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
                                                                3,649,943
                                                              ------------
TOBACCO (3.9%)
Philip Morris Co., Inc. (3.9%)
1.97%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
TOTAL COMMERCIAL PAPER                                         46,187,797
                                                              ------------

ASSET BACKED SECURITIES (17.4%)

FINANCE CO./STRUCTURED INVESTMENT VEHICLE (3.8%)
Sigma Financial, Inc. (b) (3.8%)
1.99%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------

RETAIL AUTO LOANS & LEASES (3.9%)

New Center Asset Trust (3.9%)
2.00%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------

SPECIALTY FINANCE (3.9%)
Trident Capital Finance (b) (3.9%)
2.00%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
TERM & TRADE RECEIVABLES (5.8%)
Falcon Asset Securitization Corp. (b) (3.8%)

1.97%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------

Variable Funding Capital Corp. (b) (2.0%)
2.00%, 07/01/02                                    1,300,000    1,300,000
                                                              ------------
                                                                3,800,000
                                                              ------------
TOTAL ASSET BACKED SECURITIES                                  11,300,000
                                                              ------------

U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS (11.6%)

Federal Home Loan Bank (3.8%)
1.87%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
Federal Home Loan Mortgage Corporation (3.9%)
1.90%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
Federal National Mortgage Association (3.9%)
1.87%, 07/01/02                                    2,500,000    2,500,000
                                                              ------------
TOTAL U.S. GOVERNMENT SPONSORED
AND AGENCY OBLIGATIONS                                          7,500,000
                                                              ------------

TOTAL INVESTMENTS
(COST $64,987,797) (a) - 100.2%                                64,987,797
LIABILITIES IN EXCESS OF
OTHER ASSETS - (0.2)%                                            (111,178)
                                                              ------------
                                                              $64,876,619
                                                              ============
NET ASSETS - 100.0%

(a)  Cost for federal income tax and financial reporting purposes are the same.

(b) Restricted Securities issued pursuant to Section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

                  GARTMORE VARIABLE INSURANCE TRUST
                   J.P. MORGAN GVIT BALANCED FUND
          STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------------
SECURITY DESCRIPTION                             SHARES    VALUE
-------------------------------------------------------------------
COMMON STOCKS (59.6%)
ADVERTISING (0.1%)
Omnicom Group, Inc.                               4,500  $  206,100
                                                         ----------

AEROSPACE / DEFENSE (0.4%)
Boeing Co.                                        3,500     157,500
General Dynamics Corp.                              400      42,540
Honeywell International, Inc.                     6,900     243,087
Lockheed Martin Corp.                             2,400     166,800
                                                         ----------
                                                            609,927
                                                         ----------

AGRICULTURAL OPERATIONS (0.0%)
Monsanto Co.                                      1,500      26,700
                                                         ----------
AIRLINES (0.0%)
AMR Corp. (b)                                       100       1,686
Delta Air Lines, Inc.                             1,300      26,000
Southwest Airlines Co.                            2,000      32,320
                                                         ----------
                                                             60,006
                                                         ----------

APPAREL (0.1%)
Nike, Inc. Class B                                4,100     219,965
                                                         ----------
AUTO PARTS & EQUIPMENT (0.3%)
Delphi Automotive Systems Corp.                  15,300     201,960
Lear Corp. (b)                                    2,700     124,875
Visteon Corp.                                     4,700      66,740
                                                         ----------
                                                            393,575
                                                         ----------

AUTOMOBILES (0.7%)
Ford Motor Co.                                   18,800     300,800
General Motors Corp.                             14,000     748,300
PACCAR, Inc.                                      1,100      48,829
                                                         ----------
                                                          1,097,929
                                                         ----------

BIOTECHNOLOGY (0.1%)
Human Genome Sciences, Inc. (b)                   8,900     119,260

Immunex Corp. (b)                                 3,100      69,254
                                                         ----------
                                                            188,514
                                                         ----------

BROADCAST MEDIA / CABLE TELEVISION (1.5%)
AOL Time Warner, Inc. (b)                        32,800     482,488
Charter Communications, Inc. (b)                 16,200      66,096
Clear Channel Communications, Inc. (b)              800      25,616
Comcast Corp. Class A (b)                        19,900     474,416
Cox Communications, Inc. Class A (b)              4,000     110,200
Fox Entertainment Group, Inc. (b)                 5,500     119,625
Gemstar-TV Guide International, Inc. (b)12,500               67,375
Liberty Media Corp. (b)                          17,100     171,000
Viacom, Inc. Class B (b)                         16,600     736,542
                                                         ----------
                                                          2,253,358
                                                         ----------

BUSINESS SERVICES (0.2%)

Cendant Corp. (b)                                19,900     316,012
                                                         ----------

CHEMICALS / DIVERSIFIED (1.0%)
Air Products & Chemicals, Inc.                    6,800     343,196
Dow Chemical Co.                                  2,500      85,950
E.I. du Pont de Nemours and Co.                   4,100     182,040
Eastman Chemical Co.                              3,900     182,910
Lyondell Chemical Co.                             3,900      58,890
PPG Industries, Inc.                              5,200     321,880
Praxair, Inc.                                     6,800     387,396
Rohm & Haas Co.                                     100       4,049
                                                         ----------
                                                          1,566,311
                                                         ----------


-------------------------------------------------------------------
SECURITY DESCRIPTION                             SHARES    VALUE
-------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

COMMUNICATION EQUIPMENT (0.3%)
Corning, Inc.                                       900  $    3,195
Motorola, Inc.                                   30,900     445,578

QUALCOMM, Inc. (b)                                1,900      52,231
                                                         ----------
                                                            501,004
                                                         ----------

COMPUTER EQUIPMENT (1.8%)
Dell Computer Corp. (b)                          28,200     737,148
EMC Corp. (b)                                     5,700      43,035
Hewlett-Packard Co.                              52,700     805,256

International Business Machines Corp.            13,100     943,200
Sun Microsystems, Inc. (b)                       39,400     197,394
                                                         ----------
                                                          2,726,033
                                                         ----------

COMPUTER SOFTWARE & SERVICES (4.3%)
Automatic Data Processing, Inc.                  12,600
                                                            548,730
BEA Systems, Inc. (b)                            11,400     108,414
Brocade Communications Systems, Inc. (b)          5,700      99,636
Cisco Systems, Inc. (b)                          98,400   1,372,680
Citrix Systems, Inc. (b)                          3,900      23,556
Electronic Data Systems Corp.                     3,500     130,025
KPMG Consulting, Inc. (b)                         2,600      38,636
Microsoft Corp. (b)                              60,700   3,320,290
NCR Corp. (b)                                    10,100     349,460
Oracle Corp. (b)                                 38,700     366,489
Rational Software Corp. (b)                       1,900      15,599
VERITAS Software Corp. (b)                        2,700      53,433
                                                         ----------
                                                          6,426,948
                                                         ----------

CONGLOMERATES (1.3%)
ITT Industries, Inc.                                900      63,540
Johnson Controls, Inc.                            3,700     301,957
Tyco International Ltd.                          44,700     603,897
United Technologies Corp.                        15,400   1,045,660
                                                         ----------
                                                          2,015,054
                                                         ----------

CONSTRUCTION MACHINERY (0.2%)
Caterpillar, Inc.                                 3,100     151,745
Deere & Co.                                       2,700     129,330
                                                         ----------
                                                            281,075
                                                         ----------

CONSUMER / NON-CYCLICAL (1.9%)
Colgate-Palmolive Co.                             1,500      75,075
Gillette Co.                                     20,700     701,109
Procter & Gamble Co.                             22,600   2,018,180
                                                         ----------
                                                          2,794,364
                                                         ----------

CONSUMER DURABLE (0.0%)
Black & Decker Corp.                                300      14,460
Danaher Corp.                                       600      39,810
                                                         ----------
                                                             54,270
                                                         ----------


DIVERSIFIED MANUFACTURING OPERATIONS (0.3%)
Cooper Industries Ltd. Class A                    1,400      55,020
Ingersoll-Rand Co.                                7,400     337,884
SPX Corp. (b)                                       600      70,500
                                                         ----------
                                                            463,404
                                                         ----------

DRUGS (4.6%)
Abbott Laboratories                              14,200     534,630
Amgen, Inc. (b)                                  16,300     682,644
Eli Lilly & Co.                                  15,100     851,640
Forest Laboratories, Inc. (b)                     6,800     481,440

                GARTMORE VARIABLE INSURANCE TRUST
                  J.P. MORGAN GVIT BALANCED FUND
    STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

--------------------------------------------------------------
SECURITY DESCRIPTION                        SHARES     VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
DRUGS (CONTINUED)
Johnson & Johnson, Inc.                      25,900  1,353,534
Merck & Co., Inc.                            10,500    531,720
Pfizer, Inc.                                 53,100  1,858,500
Pharmacia & Upjohn, Inc.                     15,100    565,495
Vertex Pharmaceuticals, Inc. (b)              3,400     55,352
                                                     ---------
                                                     6,914,955
                                                     ---------

ELECTRICAL EQUIPMENT (2.5%)
Eaton Corp.                                   2,800    203,700
Emerson Electric Co.                            600     32,106
General Electric Co.                        109,300  3,175,165
Grainger (W.W.), Inc.                         4,300    215,430
Rockwell International Corp.                  5,200    103,896
Teradyne, Inc. (b)                              200      4,700
                                                     ---------
                                                     3,734,997
                                                     ---------

FINANCIAL (3.7%)
American Express Co.                          3,100    112,592
AmeriCredit Corp. (b)                         2,400     67,320
Countrywide Credit Industries, Inc.          14,700    709,275
E*TRADE Group, Inc. (b)                      17,600     96,096
Fannie Mae                                   15,200  1,121,000
Freddie Mac                                   6,800    416,160
Goldman Sachs Group, Inc.                     6,000    440,100
Household International, Inc.                11,800    586,460
IndyMac Mortgage Holdings, Inc. (b)           1,500     34,020
John Hancock Financial Services, Inc.           200      7,040
MBNA Corp.                                      900     29,763
Morgan Stanley                               10,300    443,724
Schwab (Charles) Corp.                       35,800    400,960
T Rowe Price Group, Inc.                      3,800    124,944
Washington Mutual, Inc.                      23,800    883,218
                                                     ---------
                                                     5,472,672
                                                     ---------

FINANCIAL / BANKS (5.4%)
AmSouth Bancorp                               4,100     91,758
Bank of America Corp.                         2,400    168,864
Bank One Corp.                               19,400    746,512
Capital One Financial Corp.                  10,400    634,920
Citigroup, Inc.                              73,100  2,832,625
Compass Bancshares, Inc.                      4,000    134,400
FirstMerit Corp.                                200      5,516
FleetBoston Financial Corp.                  24,600    795,810
GreenPoint Financial Corp.                    4,700    230,770
Hibernia Corp.                                1,800     35,622
North Fork Bancorp, Inc.                      4,100    163,221
Northern Trust Corp.                          2,200     96,932
PNC Financial Services Group                  8,700    454,836
SouthTrust Corp.                              1,500     39,180
Stilwell Financial, Inc.                      3,500     63,700
SunTrust Banks, Inc.                          3,500    237,020
TCF Financial Corp.                           1,200     58,920
U.S. Bancorp                                 47,300  1,104,455
                                                     ---------
                                                     7,895,061
                                                     ---------
FOOD & BEVERAGE (2.6%)
Hershey Foods Corp.                             800     50,000
Kellogg Co.                                   8,100    290,466
Kraft Foods, Inc.                            10,500    429,975
PepsiCo, Inc.                                 6,900    332,580
SYSCO Corp.                                   8,100    220,482


--------------------------------------------------------------
SECURITY DESCRIPTION                        SHARES     VALUE
--------------------------------------------------------------
COMMON STOCKS (CONTINUED)
FOOD & BEVERAGE (CONTINUED)
The Coca-Cola Co.                            34,000  1,904,000
Unilever NV                                   9,300    602,640
                                                     ---------
                                                     3,830,143
                                                     ---------

HEALTHCARE (3.2%)
Baxter International, Inc.                    9,800    435,610
Becton, Dickinson & Co.                       7,500    258,375
Biomet, Inc.                                    700     18,984
C.R. Bard, Inc.                                 900     50,922
Cardinal Health, Inc.                         4,500    276,345
Guidant Corp. (b)                            14,500    438,335
HCA-The Healthcare Co.                        7,700    365,750
McKesson Corp.                                1,400     45,780
MedImmune, Inc. (b)                          12,700    335,280
Medtronic, Inc.                               5,600    239,960
Omnicare, Inc.                                  200      5,252
St. Jude Medical, Inc. (b)                    1,300     96,005
Stryker Corp.                                 1,600     85,616
Tenet Healthcare Corp. (b)                    4,300    307,665
WellPoint Health Networks, Inc. (b)           2,600    202,306
Wyeth                                        30,600  1,566,720
                                                     ---------
                                                     4,728,905
                                                     ---------

HOTELS / MOTELS (0.2%)
Harrah's Entertainment, Inc. (b)                600     26,610
Marriott International, Inc. Class A          4,600    175,030
Starwood Hotels & Resorts Worldwide, Inc.     1,800     59,202
                                                     ---------
                                                       260,842
                                                     ---------

INSURANCE (3.0%)
Aetna, Inc.                                   1,600     76,752
AMBAC Financial Group, Inc.                   5,100    342,720
American International Group, Inc.           14,800  1,009,804
CIGNA Corp.                                   5,600    545,552
Hartford Financial Services Group, Inc.         700     41,629
Lincoln National Corp.                        5,700    239,400
MBIA, Inc.                                    4,600    260,038
MetLife, Inc.                                 9,400    270,720
Protective Life Corp.                         1,100     36,410
Prudential Financial, Inc. (b)                9,900    330,264
The Allstate Corp.                           19,900    735,902
The Chubb Corp.                               2,800    198,240
Torchmark Corp.                               3,200    122,240
UnumProvident Corp.                           4,900    124,705
XL Capital Ltd. Class A                       1,900    160,930
                                                     ---------
                                                     4,495,306
                                                     ---------

LEISURE PRODUCTS (0.5%)
Carnival Corp.                               12,700    351,663
Hasbro, Inc.                                  4,900     66,444
Mattel, Inc.                                 13,200    278,256
                                                     ---------
                                                       696,363
                                                     ---------
METALS & MINING (0.7%)
Alcan Aluminum Ltd.                           7,800    292,656
Alcoa, Inc.                                  18,700    619,905
Inco, Ltd. (b)                                4,400     99,616
United States Steel Corp.                     2,900     57,681
                                                     ---------
                                                     1,069,858
                                                     ---------

            GARTMORE VARIABLE INSURANCE TRUST
             J.P. MORGAN GVIT BALANCED FUND
STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

--------------------------------------------------------
SECURITY DESCRIPTION                 SHARES      VALUE
--------------------------------------------------------

COMMON STOCKS (continued)
Motorcycles / Dealers  (0.1%)
Harley-Davidson, Inc.                  2,100   $ 107,667
                                               ---------

OIL & GAS  (4.7%)
Anadarko Petroleum Corp.                6,900    340,170
Baker Hughes, Inc.                      8,100    269,649
ChevronTexaco Corp.                    21,000  1,858,500
Conoco, Inc.                            6,300    175,140
Cooper Cameron Corp. (b)                4,900    237,258
Devon Energy Corp.                      7,100    349,888
Diamond Offshore Drilling, Inc.         5,700    162,450
Dynegy, Inc.                           25,200    181,440
El Paso Corp.                          10,500    216,405
Exxon Mobil Corp.                      71,700  2,933,964
Royal Dutch Petroleum Co.               2,800    154,756
Transocean Sedco Forex, Inc.            1,800     56,070
Valero Energy Corp.                     1,300     48,646
                                               ---------
                                               6,984,336
                                               ---------
PAPER & FOREST PRODUCTS  (0.1%)
Georgia Pacific Corp.                   5,300    130,274
Temple-Inland, Inc.                     1,300     75,218
                                               ---------
                                                 205,492
                                               ---------
POLLUTION CONTROL  (0.3%)
Waste Management, Inc.                 17,200    448,060
                                               ---------
PRINTING & PUBLISHING  (0.6%)
Gannett Co., Inc.                       7,100    538,890
Tribune Co.                             7,000    304,500
                                               ---------
                                                 843,390
                                               ---------
RAILROADS  (0.3%)
Burlington Northern Santa Fe Corp.      5,300    159,000
CSX Corp.                               2,400     84,120
Norfolk Southern Corp.                  1,500     35,070
Union Pacific Corp.                     2,500    158,200
                                               ---------
                                                 436,390
                                               ---------
REAL ESTATE  (0.2%)
Archstone-Smith Trust                   1,600     42,720
CarrAmerica Realty Corp.                  900     27,765
Equity Office Properties Trust          2,400     72,240
General Growth Properties, Inc.         1,200     61,200
ProLogis Trust                          1,700     44,200
                                               ---------
                                                 248,125
                                               ---------
RESTAURANTS  (0.2%)
McDonald's Corp.                       12,100    344,245
                                               ---------
RETAIL  (5.0%)
Abercrombie & Fitch Co. (b)             8,800    212,256
Bed, Bath & Beyond, Inc. (b)            6,900    260,406
CVS Corp.                               4,800    146,880
eBay, Inc. (b)                          3,800    234,156
Federated Department Stores, Inc. (b)   9,900    393,030
Home Depot, Inc.                       32,300  1,186,379
Jones Apparel Group, Inc. (b)           7,200    270,000
Kohl's Corp. (b)                        8,400    588,672
Limited Brands                          1,800     38,340
Lowe's Companies, Inc.                  8,900    404,060
May Department Stores Co.               2,300     75,739
Pier 1 Imports, Inc.                    4,700     98,700


--------------------------------------------------------
SECURITY DESCRIPTION                 SHARES      VALUE
--------------------------------------------------------
COMMON STOCKS (continued)
RETAIL  (CONTINUED)
Sears, Roebuck & Co.                    1,200   $ 65,160
Target Corp.                           14,500    552,450
The TJX Companies, Inc.                18,800    368,668
Wal-Mart Stores, Inc.                  37,700  2,073,877
Walgreen Co.                            2,600    100,438
Yum! Brands, Inc. (b)                   9,400    274,950
                                               ---------
                                               7,344,161
                                               ---------
RETAIL / FOOD & DRUG  (0.1%)
Albertson's, Inc.                       2,500     76,150
                                               ---------
Semiconductors  (2.0%)
Altera Corp. (b)                        9,400    127,840
Analog Devices, Inc. (b)                1,400     41,580
Applied Materials, Inc. (b)            17,500    332,850
Applied Micro Circuits Corp. (b)        3,300     15,609
Broadcom Corp. Class A (b)              3,100     54,374
Intel Corp.                            71,300  1,302,651
Linear Technology Corp.                 5,800    182,294
LSI Logic Corp. (b)                     3,700     32,375
Maxim Integrated Products, Inc. (b)     3,100    118,823
PMC-Sierra, Inc. (b)                    8,400     77,868
Texas Instruments, Inc.                21,000    497,700
Xilinx, Inc. (b)                        7,900    177,197
                                               ---------
                                               2,961,161
                                               ---------
TELECOMMUNICATIONS  (2.5%)
American Tower Corp. (b)                7,200     24,840
AT&T Corp.                             33,400    357,380
AT&T Wireless Services, Inc. (b)       46,700    273,195
Bellsouth Corp.                        24,600    774,900
Nortel Networks Corp. (b)              10,600     15,370
SBC Communications, Inc.               21,000    640,500
Sprint Corp. (FON Group)                3,000     31,830
Sprint Corp. (PCS Group) (b)           46,500    207,855
Verizon Communications, Inc.           35,300  1,417,295
                                               ---------
                                               3,743,165
                                               ---------
TOBACCO  (0.8%)
Philip Morris Companies, Inc.          28,300  1,236,144
                                               ---------
TRANSPORTATION SERVICES  (0.1%)
FedEx Corp.                             2,000    106,800
GATX Corp.                                600     18,060
                                               ---------
                                                 124,860
                                               ---------
UTILITIES  (1.7%)
Ameren Corp.                            1,300     55,913
American Electric Power Co., Inc.       1,000     40,020
Cinergy Corp.                           3,500    125,965
Constellation Energy Group, Inc.        5,800    170,172
Dominion Resources, Inc.                7,900    522,980
DTE Energy Co.                          5,300    236,592
Entergy Corp.                           7,800    331,032
FirstEnergy Corp.                       3,800    126,844
PG&E Corp. (b)                         17,200    307,708
Pinnacle West Capital Corp.             2,600    102,700
Potomac Electric Power Co.              2,300     49,404
Progress Energy, Inc.                   4,900    254,849
Reliant Energy, Inc.                    9,100    153,790

            GARTMORE VARIABLE INSURANCE TRUST
             J.P. MORGAN GVIT BALANCED FUND
STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------
SECURITY DESCRIPTION                          SHARES       VALUE
------------------------------------------------------------------
COMMON STOCKS (continued)

UTILITIES  (CONTINUED)
Wisconsin Energy Corp.                           1,800  $   45,486
Xcel Energy, Inc.                                4,100      68,757
                                                        ----------
                                                         2,592,212
                                                        ----------
TOTAL COMMON STOCKS                                     88,995,209
                                                        ----------

------------------------------------------------------------------
SECURITY DESCRIPTION                          SHARES       VALUE
------------------------------------------------------------------
COMMERCIAL PAPER  (10.9%)
FINANCIAL SERVICES  (10.9%)
Amstel Funding Corp.,
1.77%, 07/16/02                             $1,200,000   1,199,040
BCI Funding Corp., 1.79%, 07/22/02           1,200,000   1,198,744
Blue Ridge Asset Funding Corp.,
1.76%, 07/16/02                              1,300,000   1,298,966
CDC Corp., 1.74%, 07/17/02                   1,300,000   1,298,913
Citibank Credit Card Corp.,
1.78%, 07/09/02                              1,300,000   1,299,432
Corporate Asset Funding Corp.,
1.79%, 07/25/02                              1,300,000   1,298,412
Den Norske Bank, 1.76%, 07/10/02             1,200,000   1,199,403
Dexia Delaware LLC, 1.78%, 07/12/02          1,200,000   1,199,288
Eureka Securitization, Inc.,
1.79%, 07/18/02                              1,200,000   1,198,926
Greenwich Funding Corp.,
1.80%, 08/26/02                              1,300,000   1,296,554
Nordea North America, Inc.,
1.78%, 07/23/02                              1,200,000   1,198,643
Pold Line Funding Corp.,
1.70%, 07/18/02                              1,300,000   1,298,837
Santander Central Hispano Finance,
1.79%, 08/07/02                              1,300,000   1,297,664
                                                        ----------
TOTAL COMMERCIAL PAPER                                  16,282,822
                                                        ----------

ASSET BACKED SECURITIES  (3.1%)
AUTOMOBILES  (1.0%)
Daimler Chrysler Auto Trust,
Series 00-D, Class A3, 6.66%, 01/08/05       1,396,076   1,433,263
                                                        ----------
FINANCIAL PRODUCTS/SERVICES  (2.1%)
Citibank Credit Card Issuance Trust,
Series 01-A8, Class A8, 4.10%, 12/07/06      1,770,000   1,792,567
Discover Card Master Trust I, Series
99-6, Class A, 6.85%, 07/17/07                 605,000     651,300
Ford Credit Auto Owner Trust, Series
00-A, Class A4, 7.09%, 11/17/03                811,938     825,589
                                                        ----------
                                                         3,269,456
                                                        ----------
TOTAL ASSET BACKED SECURITIES                            4,702,719
                                                        ----------
CORPORATE BONDS  (10.4%)
Aerospace / Defense  (0.1%)
Northrop Grumman Corp., 7.75%, 02/15/31         25,000      27,269
Raytheon Co., 6.55%, 03/15/10                   60,000      61,974
                                                        ----------
                                                            89,243
                                                        ----------

------------------------------------------------------------------
SECURITY DESCRIPTION                          SHARES       VALUE
------------------------------------------------------------------
CORPORATE BONDS  (continued)
AUTOMOTIVE PARTS AND SUPPLIES  (0.0%)
Breed Technologies, Inc.,
0.00%, 04/15/08**                           $  125,000  $        0
                                                        ----------
BANKS  (1.7%)
Abbey National PLC, 8.96%, 12/29/49            150,000     173,175
Banc One Corp., 7.88%, 08/01/10                 95,000     107,771
Bank of America Corp., 7.40%, 01/15/11         265,000     290,229
Bank One Capital III, 8.75%, 09/01/30           30,000      35,285
Barclays Bank PLC, 8.55%, 09/15/49 *           205,000     235,949
BB&T Corp., 6.50%, 08/01/11                    230,000     240,608
BNP Paribas Capital Trust,
9.00%, 12/29/49 *                              165,000     192,553
Dresdner Funding Trust I,
8.15%, 06/30/31 *                              120,000     129,574
First Union National Bank,
7.80%, 08/18/10                                250,000     279,825
National Australia Bank, 8.60%, 05/19/10        80,000      95,083
National City Bank, Series BKNT,
6.20%, 12/15/11                                130,000     132,388
Standard Chartered Bank,
8.00%, 05/30/31 *                               40,000      41,954
Suntrust Bank, 6.38%, 04/01/11                 255,000     265,120
U.S. Bank National Association
Minnesota, Series BKNT,
6.38%, 08/01/11                                235,000     244,158
Washington Mutual Bank,
6.88%, 06/15/11                                100,000     105,082
                                                        ----------
                                                         2,568,754
                                                        ----------
BROADCAST MEDIA / CABLE TELEVISION  (0.3%)
AOL Time Warner, Inc., 7.63%, 04/15/31         180,000     157,609
British Sky Broadcasting, 8.20%, 07/15/09       65,000      63,896
Charter Communication Holdings LLC,
8.25%, 04/01/07                                 75,000      50,250
Comcast Cable Communications, Inc.,
7.13%, 06/15/13                                 50,000      45,061
Echostar DBS Corp., 9.38%, 02/01/09             60,000      55,500
Mediacom LLc/Cap Corp., 9.50%, 01/15/13         60,000      51,900
                                                        ----------
                                                           424,216
                                                        ----------
BUILDING - RESIDENTIAL/COMMERCIAL  (0.1%)
D.R. Horton, Inc., 9.75%, 09/15/10              50,000      51,750
D.R. Horton, Inc., 8.50%, 04/15/12 *            30,000      30,113
                                                        ----------
                                                            81,863
                                                        ----------
BUSINESS SERVICES  (0.0%)
Lamar Media Corp., 8.63%, 09/15/07              60,000      61,500
                                                        ----------
CHEMICALS / DIVERSIFIED  (0.0%)
Lyondell Chemical Co., 11.13%, 07/15/12         60,000      61,620

CONTAINERS  (0.1%)
Owens-Brockway Glass Container,
8.88%, 02/15/09 *                               60,000      60,000
Stone Container Corp., 9.75%, 02/01/11          20,000      21,400
                                                        ----------
                                                            81,400
                                                        ----------
CRUDE PETROLEUM & NATURAL GAS  (0.2%)
Anadarko Finance Co., 7.50%, 05/01/31           45,000      47,999
Lasmo (USA), Inc., 7.30%, 11/15/27             100,000     108,292
Occidental Petroleum Corp.,
7.65%, 02/15/06                                105,000     114,923
                                                        ----------
                                                           271,214
                                                        ----------

                        GARTMORE VARIABLE INSURANCE TRUST
                         J.P. MORGAN GVIT BALANCED FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------
SECURITY DESCRIPTION                                 PRINCIPAL    VALUE
---------------------------------------------------------------------------

CORPORATE BONDS  (continued)
DIVERSIFIED MANUFACTURING OPERATIONS  (0.1%)
Honeywell International, Inc.,
6.13%, 11/01/11                                     $   90,000  $   92,076
                                                                ----------
DRUGS  (0.0%)
American Home Products, 6.70%, 03/15/11                 35,000      37,051
                                                                ----------
FINANCIAL PRODUCTS/SERVICES  (2.7%)
Ahold Finance USA, Inc., 6.88%, 05/01/29                15,000      14,117
CIT Group, Inc., 7.75%, 04/02/12                       210,000     206,730
Citigroup, Inc., 7.25%, 10/01/10                       340,000     370,087
Credit Suisse First Boston USA, Inc.,
0.00%, 07/15/02                                        800,000     799,417
Credit Suisse First Boston USA, Inc.,
6.13%, 11/15/11                                         45,000      44,206
Credit Suisse First Boston USA, Inc.,
6.50%, 01/15/12                                         70,000      70,549
Ford Motor Credit Co., 7.38%, 10/28/09                 215,000     222,569
Ford Motor Credit Co., 7.38%, 02/01/11                 365,000     369,705
General Electric Capital Corp.,
5.88%, 02/15/12                                        300,000     297,118
General Motors Acceptance Corp.,
6.88%, 09/15/11                                         10,000       9,928
Goldman Sachs Group, Inc.,
6.60%, 01/15/12                                         80,000      81,489
Household Finance Corp., 8.00%, 07/15/10               185,000     195,401
Household Finance Corp., 7.00%, 05/15/12               160,000     159,097
Ing Cap Funding Trust III,
8.44%, 12/29/49                                        190,000     211,849
Morgan Stanley Capital I, 6.22%, 06/03/30              537,547     563,604
Morgan Stanley Dean Witter & Co.,
6.75%, 04/15/11                                        220,000     226,312
National Rural Utilities, 6.00%, 05/15/06               45,000      46,233
National Rural Utilities, 7.25%, 03/01/12               55,000      58,512
Nisource Finance Corp., 7.88%, 11/15/10                 70,000      72,345
UBS PREFERRED FUNDING TRUST I,
8.62%, 10/29/49                                        205,000     234,859
                                                                ----------
                                                                 4,254,127
                                                                ----------
FOOD & BEVERAGE  (0.4%)
Albertson's, Inc., 7.50%, 02/15/11                      40,000      43,622
Archer-Daniels-Midland Co.,
8.13%, 06/01/12                                         55,000      64,126
Coca-Cola Enterprises, Inc.,
5.38%, 08/15/06                                        250,000     257,272
Conagra Foods, Inc., 6.75%, 09/15/11                    55,000      58,037
Fleming Companies, Inc., 9.25%, 06/15/10                60,000      59,100
Kraft Foods Inc, 6.25%, 06/01/12                        65,000      66,977
                                                                ----------
                                                                   549,134
                                                                ----------
FORESTRY  (0.1%)
Weyerhaeuser Co., 6.75%, 03/15/12 *                    100,000     103,552
                                                                ----------
HEALTHCARE  (0.1%)
Tenet Healthcare Corp., 6.38%, 12/01/11                 75,000      75,920
Ventas Realty LP, 8.75%, 05/01/09 *                     70,000      70,700
                                                                ----------
                                                                   146,620
                                                                ----------
HOTELS / MOTELS  (0.3%)
Cendant Corp., 7.75%, 12/01/03                         150,000     154,019
Felcor Lodging LP, 9.50%, 09/15/08                      60,000      60,900
Host Marriott LP, 9.50%, 01/15/07 *                     55,000      55,481
Mandalay Resort Group, 10.25%, 08/01/07                 35,000      36,706

---------------------------------------------------------------------------
SECURITY DESCRIPTION                                 PRINCIPAL    VALUE
---------------------------------------------------------------------------
CORPORATE BONDS  (continued)
HOTELS / MOTELS  (CONTINUED)
MGM Mirage, Inc., 8.38%, 02/01/11                   $   60,000  $   60,300
Starwood Hotels & Resorts Worldwide,
7.88%, 05/01/12 *                                       60,000      58,800
                                                                ----------
                                                                   426,206
                                                                ----------
INDUSTRIAL SUPPLIES  (0.1%)
Lowe's Companies, Inc.,
6.88%, 02/15/28                                        125,000     125,718
                                                                ----------
INSURANCE  (0.1%)
Axa, 8.60%, 12/15/30                                    55,000      63,004
Metlife, Inc., 6.13%, 12/01/11                          80,000      81,628
                                                                ----------
                                                                   144,632
                                                                ----------
LEISURE / ENTERTAINMENT  (0.0%)
Premier Parks, Inc., 9.75%, 06/15/07                    60,000      61,500
                                                                ----------
METALS & MINING  (0.1%)
AK Steel Corp., 7.75%, 06/15/12 *                       65,000      64,350
Alcoa, Inc., 6.00%, 01/15/12                            85,000      87,231
                                                                ----------
                                                                   151,581
                                                                ----------
MOTOR VEHICLES  (0.3%)
Daimler Chrysler NA Holding Corp.,
8.50%, 01/18/31                                         80,000      88,443
General Motors Corp., 7.20%, 01/15/11                  350,000     356,448
                                                                ----------
                                                                   444,891
                                                                ----------
NATURAL GAS TRANSMISSION  (0.1%)
El Paso Natural Gas Co., 6.95%, 12/15/07               150,000     148,254
TransCanada Pipelines Ltd.,
8.63%, 05/15/12                                         35,000      41,404
                                                                ----------
                                                                   189,658
                                                                ----------
OIL & GAS  (0.3%)
Amerada Hess Corp., 7.88%, 10/01/29                     80,000      87,414
Conoco Funding Co., 7.25%, 10/15/31                     90,000      95,340
Devon Financing Corp. ULC,
7.88%, 09/30/31                                         35,000      37,323
Transocean Sedco Forex, 6.63%, 04/15/11                 85,000      87,524
Valero Energy Corp., 6.88%, 04/15/12                   105,000     107,896
                                                                ----------
                                                                   415,497
                                                                ----------
PAPER & FOREST PRODUCTS  (0.1%)
International Paper Co., 6.75%,
09/01/11                                               105,000     109,351
Meadwestvaco Corp., 6.85%, 04/01/12                     50,000      52,493
Westvaco Corp., 8.20%, 01/15/30                         15,000      16,825
                                                                ----------
                                                                   178,669
                                                                ----------
POLLUTION CONTROL  (0.0%)
Allied Waste North America, Inc.,
10.00%, 08/01/09                                        55,000      54,042
                                                                ----------
RAILROADS  (0.3%)
Burlington Northern Santa Fe Corp.,
6.75%, 07/15/11                                         35,000      36,735
Burlington Northern Santa Fe Corp.,
7.95%, 08/15/30                                         55,000      61,971
CSX Corp., 6.30%, 03/15/12                              85,000      86,469
Norfolk Southern Corp., 7.80%, 05/15/27                125,000     138,769
Union Pacific Corp., 6.50%, 04/15/12                    70,000      73,134
Union Pacific Corp., 6.63%, 02/01/29                    40,000      38,779
                                                                ----------
                                                                   435,857
                                                                ----------


                                                                              26

                        GARTMORE VARIABLE INSURANCE TRUST
                         J.P. MORGAN GVIT BALANCED FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------
SECURITY DESCRIPTION                                 PRINCIPAL    VALUE
---------------------------------------------------------------------------

CORPORATE BONDS  (continued)
REAL ESTATE  (0.1%)
Beazer Homes USA, Inc.,
8.38%, 04/15/12 *                                   $   60,000  $   60,600
MeriStar Hospitality Corp.,
9.00%, 01/15/08                                         65,000      62,075
                                                                ----------
                                                                   122,675
                                                                ----------
RETAIL  (0.3%)
Federated Department Stores, Inc.,
6.90%, 04/01/29                                         55,000      53,109
Ingles Markets, Inc., 8.88%, 12/01/11                   65,000      64,675
Kroger Co., 6.80%, 04/01/11                             60,000      62,435
Safeway, Inc., 6.50%, 03/01/11                         135,000     139,095
Yum! Brands, Inc., 8.88%, 04/15/11                      60,000      63,600
                                                                ----------
                                                                   382,914
                                                                ----------
SEMICONDUCTORS  (0.0%)
Fairchild Semiconductor Corp.,
10.50%, 02/01/09                                        55,000      58,575
                                                                ----------
SOVEREIGN  (0.4%)
Federal Republic of Brazil,
11.00%, 01/11/12                                        55,000      33,275
Federal Republic of Brazil,
11.00%, 08/17/40                                        85,000      47,600
Republic of Bulgaria, 2.69%, 7/28/11***                 68,600      60,968
Republic of Colombia, 9.75%, 04/09/11                    9,372       9,606
Republic of Peru, 9.13%, 02/21/12                       30,000      26,850
Republic of Peru, 4.50%, 03/07/17***                    59,400      43,065
Republic of Peru, 9.13%, 02/21/12 *                      5,000       4,528
Republic of Philippines, 8.88%, 04/15/08                60,000      62,549
Republic of Turkey, 12.38%, 06/15/09                    50,000      46,438
Republic of Turkey, 11.88%, 01/15/30                    15,000      12,806
Russian Federation, 10.00%, 06/26/07                    25,000      26,488
Russian Federation, 8.25%, 03/31/10                     35,000      34,423
Russian Federation, 5.00%, 03/31/30                     40,000      27,768
United Mexican States, 8.50%, 02/01/06                  45,000      47,925
United Mexican States, 7.50%, 01/14/12                  55,000      54,368
United Mexican States, 8.30%, 08/15/31                 110,000     106,974
                                                                ----------
                                                                   645,631
                                                                ----------
SPECIAL PURPOSE ENTITY  (0.4%)
Pemex Project Funding Master Trust,
8.50%, 02/15/08                                         90,000      93,375
TRAINS 10-2002, 6.86%, 01/15/12                        291,580     299,382
TRAINS 5-2002, 5.89%, 01/25/07                         144,000     146,117
                                                                ----------
                                                                   538,874
                                                                ----------
TELECOMMUNICATIONS  (0.9%)
AT&T Corp., 7.30%, 11/15/11 *                          165,000     136,950
AT&T Wireless Services, Inc.,
7.88%, 03/01/11                                        115,000      92,890
AT&T Wireless Services, Inc.,
8.13%, 05/01/12                                         15,000      12,232
AT&T Wireless Services, Inc.,
8.75%, 03/01/31                                         35,000      27,030
BellSouth Capital Funding,
7.88%, 02/15/30                                        105,000     117,545
British Telecom PLC, 8.38%,
12/15/10                                               100,000     108,820
British Telecom PLC, 8.88%, 12/15/30                    30,000      32,675
Cingular Wireless,  6.50%, 12/15/11 *                   95,000      88,463


---------------------------------------------------------------------------
SECURITY DESCRIPTION                                 PRINCIPAL    VALUE
---------------------------------------------------------------------------

CORPORATE BONDS  (continued)
TELECOMMUNICATIONS  (CONTINUED)
Cox Communications, Inc.,
7.75%, 08/15/06                                     $   75,000  $   74,705
Deutsche Telekom, 8.25%, 06/15/30                       55,000      51,128
France Telecom SA, 8.25%, 03/01/11                     115,000     105,004
Qwest Capital Funding, 7.90%, 08/15/10                  55,000      31,075
Sprint Capital Corp., 5.70%, 11/15/03                  195,000     173,281
Tele-Communications, Inc.,
7.88%, 08/01/13                                        130,000     117,924
Verizon New Jersey, Inc., 5.88%, 01/17/12              105,000      98,086
Verizon New York, Inc., 6.88%, 04/01/12                105,000     104,470
                                                                ----------
                                                                 1,372,278
                                                                ----------
UTILITIES  (0.7%)
Alberta Energy Co. Ltd., 7.38%, 11/01/31                25,000      26,680
Chesapeake Energy Corp., 8.13%, 04/01/11                60,000      58,950
Constellation Energy Group,
7.00%, 04/01/12                                        115,000     120,098
Dominion Resources, Inc.,
8.13%, 06/15/10                                        155,000     174,067
FirstEnergy Corp., Series B,
6.45%, 11/15/11                                         45,000      43,690
Midamerican Energy Co.,
6.75%, 12/30/31                                         50,000      48,936
Oncor Electric Delivery, 6.38%, 05/01/12 *              55,000      56,510
Pacificorp, 7.70%, 11/15/31                             55,000      61,071
Progress Energy, Inc., 7.10%, 03/01/11                  75,000      79,231
Progress Energy, Inc., 6.85%, 04/15/12                  60,000      62,486
PSE&G Power LLC, 7.75%, 04/15/11                        80,000      84,546
Texas Utilities Holdings, 6.38%, 06/15/06               65,000      66,853
Xcel Energy, Inc., 7.00%, 12/01/10                     150,000     136,426
                                                                ----------
                                                                 1,019,544
                                                                ----------
TOTAL CORPORATE BONDS                                           15,591,112
                                                                ----------
MORTGAGE-BACKED SECURITIES  (21.8%)
Federal Home Loan Mortgage Corporation  (7.1%)
5.75%, 01/15/12                                        835,000     857,891
TBA, 6.00%, 07/19/16                                   400,000     407,750
6.50%, 06/01/29, Pool #C00785                          169,541     173,496
6.50%, 08/01/30, Pool #G01155                          416,500     426,947
TBA, 6.50%, 07/01/32                                 3,500,000   3,568,908
TBA, 7.00%, 07/01/32                                 5,000,000   5,176,560
                                                                ----------
                                                                10,611,552
                                                                ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  (8.2%)
1.74%, 07/10/02                                        800,000     799,613
TBA, 6.00%, 07/01/17                                 1,500,000   1,528,594
6.50%, 07/01/28, Pool #436695                          116,544     119,371
6.50%, 01/01/29, Pool #459901                           30,127      30,858
6.50%, 06/01/29, Pool #479527                          658,531     673,503
6.50%, 07/01/29, Pool #507401                           33,637      34,402
6.50%, 08/01/29, Pool #252645                          529,872     541,919
6.50%, 08/01/29, Pool #508502                           50,617      51,768
6.50%, 08/01/29, Pool #508698                           14,180      14,502
6.50%, 08/01/29, Pool #509846                           23,508      24,042
6.50%, 10/01/29, Pool #509440                           76,477      78,216
6.50%, 10/01/29, Pool #511229                           16,324      16,695
6.50%, 11/01/29, Pool #519775                           54,223      55,456


                                                                              27

                        GARTMORE VARIABLE INSURANCE TRUST
                         J.P. MORGAN GVIT BALANCED FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------
SECURITY DESCRIPTION                                 PRINCIPAL    VALUE
---------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES  (continued)
FEDERAL NATIONAL MORTGAGE ASSOCIATION  (CONTINUED)
7.25%, 05/15/30                                     $  735,000  $  836,959
6.63%, 11/15/30                                         30,000      31,674
7.00%, 08/01/31, Pool #590944                          587,320     608,922
6.50%, 10/01/31, Pool #606827                          231,935     236,826
TBA, 6.00%, 07/01/32                                 6,620,000   6,599,314
                                                                ----------
                                                                12,282,634
                                                                ----------
FINANCIAL SERVICES  (3.4%)
CS First Boston Mortgage Securities Corp.,
Series 02-CKN2, Class A3,
6.13%, 04/15/37                                      1,000,000   1,031,075
First Union - Lehman Brothers
Commercial Mortgage
Trust, Series 97-C2,
Class A3, 6.65%, 11/18/29                            1,000,000   1,071,443
LB Commercial Conduit Mortgage Trust,
Series 99-C2, Class A2, 7.33%, 10/15/32                630,000     697,790
LB-UBS Commercial Mortgage Trust,
Series 02-C1, Class A4, 6.46%, 03/15/31              1,095,000   1,154,287
Morgan Stanley Capital I, Series
98-WF2, Class A1, 6.34%, 07/15/30                      486,153     512,350
Morgan Stanley Dean Witter Capital I,
Series 02-HQ, Class A2, 6.09%, 04/15/34                545,000     570,744
                                                                ----------
                                                                 5,037,689
                                                                ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  (3.1%)
TBA, 6.50%, 07/01/32                                 3,000,000   3,059,064
TBA, 6.50%, 07/15/32                                 1,500,000   1,529,532
                                                                ----------
                                                                 4,588,596
                                                                ----------
TOTAL MORTGAGE-BACKED SECURITIES                                32,520,471
                                                                ----------
U.S. GOVERNMENT LONG-TERM OBLIGATIONS  (6.4%)
U.S. TREASURY BONDS  (1.9%)
8.88%, 02/15/19 (c)                                    500,000     680,064
8.00%, 11/15/21                                        725,000     927,321
6.75%, 08/15/26                                        535,000     608,980
6.13%, 08/15/29                                        160,000     169,929
5.38%, 02/15/31                                        385,000     376,999
                                                                ----------
                                                                 2,763,293
                                                                ----------

U.S. TREASURY NOTES  (4.5%)
3.63%, 08/31/03                                         60,000      60,982
3.00%, 02/29/04                                        600,000     603,492
3.50%, 11/15/06                                         85,000      83,486
4.38%, 05/15/07                                      5,250,000   5,322,187
4.88%, 02/15/12                                        730,000     732,738
                                                                ----------
                                                                 6,802,885
                                                                ----------
TOTAL U.S. GOVERNMENT LONG-TERM
OBLIGATIONS                                                      9,566,178
                                                                ----------


---------------------------------------------------------------------------
SECURITY DESCRIPTION                                 PRINCIPAL    VALUE
---------------------------------------------------------------------------

REPURCHASE AGREEMENT  (1.9%)
Fifth Third Bank, 1.86%, dated 6/28/02
due 7/1/02, repurchase price $2,802,249
(Fully collateralized by Freddie Mac
Gold Securities)                                    $2,801,815  $2,801,815
                                                                ----------
TOTAL REPURCHASE AGREEMENT                                       2,801,815
                                                                ----------

TOTAL INVESTMENTS
(COST $184,437,269) (a) - 114.1%                               170,460,326
LIABILITIES IN EXCESS
OF OTHER ASSETS - (14.1)%                                     (21,103,058)
                                                              ------------

NET ASSETS - 100.0%                                           $149,357,268
                                                              ============
------------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:
       Unrealized appreciation                      $     5,637,776
       Unrealized depreciation                          (19,614,719)
                                                    ----------------
       Net unrealized depreciation                  $   (13,976,943)
                                                    ================
     Aggregate cost for federal income tax purposes is substantially the same.
(b)  Denotes a non-income producing security.
(c)  Pledged as collateral for futures.
* Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.
**   Bond in default.
*** Variable Rate Security. The rate reflected in the Statement of Investment is the rate in effect on June 30, 2002.
TBA  To Be Announced

AT JUNE 30, 2002 THE FUND'S OPEN FUTURES CONTRACTS WERE AS FOLLOWS:

                                                            MARKET
                                                             VALUE        UNREALIZED
NUMBER OF                                                  COVERED BY    APPRECIATION
CONTRACTS                    CONTRACTS        EXPIRATION   CONTRACTS    (DEPRECIATION)
---------------------  ---------------------  ----------  -----------  ---------------
LONG CONTRACTS:
10                         90day Euro$Future     9/16/02  $ 2,451,125  $       30,570
11                     U.S. Long Bond Future     9/19/02    1,130,594          28,171
10                         90day Euro$Future    12/16/02    2,443,250          39,945
10                         90day Euro$Future     3/17/03    2,431,125          43,570
10                         90day Euro$Future     6/16/03    2,415,375          40,070
10                         90day Euro$Future     9/15/03    2,401,000          33,820
10                         90day Euro$Future    12/15/03    2,390,375          29,195
10                         90day Euro$Future     3/15/04    2,383,125          25,945
10                         90day Euro$Future     6/14/04    2,377,125          (3,143)
                                                                       ---------------
 TOTAL LONG CONTRACTS                                                  $      268,143
                                                                       ---------------
SHORT CONTRACTS:
44                     U.S. 5yr Note Future      9/19/02  $ 4,726,563  $      (83,325)
46                     U.S. 10yr Note Future     9/19/02    4,932,781         (91,830)
                                                                       ---------------
TOTAL SHORT CONTRACTS                                                  $     (175,155)
                                                                       ---------------
TOTAL CONTRACTS                                                        $       92,988
                                                                       ===============

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                        STRONG GVIT MID CAP GROWTH FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)

------------------------------------------------------------------------
SECURITY DESCRIPTION                              SHARES      VALUE
------------------------------------------------------------------------
COMMON STOCKS  (98.7%)
AEROSPACE  (0.9%)
Raytheon Company                                  29,100  $   1,185,825
                                                          -------------
APPAREL  (0.9%)
Coach, Inc. (b)                                   20,900      1,147,410
                                                          -------------
BANKS  (1.1%)
Regional Bank HOLDRs Trust                        12,500      1,458,750
                                                          -------------
BIOTECHNOLOGY  (0.4%)
Immunex Corp. (b)                                 25,200        562,968
                                                          -------------
BROADCAST MEDIA  (0.6%)
Univision Communications, Inc. (b)                27,000        847,800
                                                          -------------
Computer Equipment  (3.1%)
Lexmark International Group, Inc.
Class A (b)                                       12,000        652,800
Network Appliance, Inc. (b)                      130,500      1,623,420
SanDisk Corp. (b)                                 56,900        705,560
VERITAS Software Corp. (b)                        57,700      1,141,883
                                                          -------------
                                                              4,123,663
                                                          -------------
COMPUTER SOFTWARE & SERVICES  (13.8%)
Adobe Systems, Inc.                               57,500      1,638,750
Affiliated Computer Services, Inc.
Class A (b)                                       44,400      2,108,112
Brocade Communications Systems, Inc. (b)          59,500      1,040,060
Cerner Corp. (b)                                  25,500      1,219,665
Emulex Corp. (b)                                  59,800      1,346,098
Intuit, Inc. (b)                                  49,100      2,441,252
Mercury Interactive Corp. (b)                     34,000        780,640
Network Associates, Inc. (b)                      90,500      1,743,935
Radioshack Corp.                                  40,100      1,205,406
Siebel Systems, Inc. (b)                          46,000        654,120
Software HOLDRs Trust                             23,000        667,460
Sungard Data Systems, Inc. (b)                    64,500      1,707,960
Symantec Corp. (b)                                36,400      1,195,740
Synopsys, Inc. (b)                                12,000        657,720
                                                          -------------
                                                             18,406,918
                                                          -------------
CONSTRUCTION  (3.6%)
D. R. Horton, Inc.                                85,250      2,219,058
Lennar Corp.                                      42,800      2,619,360
                                                          -------------
                                                              4,838,418
                                                          -------------
EDUCATIONAL SERVICES  (0.9%)
Apollo Group, Inc. (b)                            31,850      1,255,527
                                                          -------------
ELECTRONICS  (10.1%)
ASM International N.V. (b)                        42,700        737,002
Eaton Corp.                                       12,500        909,375
Electronic Arts, Inc. (b)                         29,300      1,935,265
KLA-Tencor Corp. (b)                              49,000      2,155,510
L-3 Communications Holdings, Inc. (b)             13,000        702,000
Microchip Technology, Inc. (b)                    62,000      1,700,660
Micron Technology, Inc. (b)                       92,500      1,870,350
QLogic Corp. (b)                                  29,300      1,116,330
Teradyne, Inc. (b)                                52,400      1,231,400
Vishay Intertechnology, Inc. (b)                  51,000      1,122,000
                                                          -------------
                                                             13,479,892
                                                          -------------
ENTERTAINMENT  (1.1%)
Movie Gallery, Inc. (b)                           69,800      1,474,176
                                                          -------------

------------------------------------------------------------------------
SECURITY DESCRIPTION                              SHARES      VALUE
------------------------------------------------------------------------
COMMON STOCKS  (continued)

FINANCIAL  (7.0%)
Allied Capital Corp.                              29,400  $     665,910
Equifax, Inc.                                     33,500        904,500
Federated Investors, Inc.                         27,000        933,390
H&R Block, Inc.                                   32,000      1,476,800
Moody's, Inc.                                     11,500        572,125
Schwab (Charles) Corp.                           108,600      1,216,320
SEI Corp.                                         28,000        788,760
SLM Corp.                                         28,400      2,751,960
                                                          -------------
                                                              9,309,765
                                                          -------------
HEALTHCARE  (8.9%)
Allergan, Inc.                                    26,500      1,768,875
Anthem, Inc. (b)                                  19,500      1,315,860
Cephalon, Inc. (b)                                22,500      1,017,000
Laboratory Corporation of
America Holdings (b)                              26,000      1,186,900
McKesson Corp.                                    46,100      1,507,470
Myriad Genetics, Inc. (b)                         38,500        783,090
Quest Diagnostics, Inc. (b)                       22,000      1,893,100
St. Jude Medical, Inc. (b)                        23,100      1,705,935
Varian Medical Systems, Inc. (b)                  19,300        782,615
                                                          -------------
                                                             11,960,845
                                                          -------------
HOTELS / MOTELS  (1.8%)
Hilton Hotels Corp.                               30,500        423,950
Marriott International, Inc. Class A              17,200        654,460
MGM MIRAGE (b)                                    16,000        540,000
Starwood Hotels & Resorts Worldwide, Inc.         22,000        723,580
                                                          -------------
                                                              2,341,990
                                                          -------------
MANUFACTURING  (0.5%)
Integrated Device Technology, Inc. (b)            33,300        604,062
                                                          -------------
METALS  (3.2%)
Anglogold Ltd. ADR                                22,500        586,800
Ball Corp.                                         9,800        406,504
Freeport-McMoRan Copper &
Gold, Inc. (b)                                    46,000        821,100
Gilead Sciences, Inc. (b)                         23,800        782,544
Nucor Corp.                                       26,300      1,710,552
                                                          -------------
                                                              4,307,500
                                                          -------------
MINING  (1.2%)
Newmont Mining Corp.                              62,200      1,637,726
                                                          -------------
OIL & GAS  (8.5%)
Apache Corp.                                      13,000        747,240
BJ Services Co. (b)                               25,500        863,940
Cooper Cameron Corp. (b)                          19,000        919,980
ENSCO International, Inc.                         51,500      1,403,890
Global Santa Fe Corp.                             47,500      1,299,125
Grand Prideco, Inc. (b)                           50,400        685,440
National-Oilwell, Inc. (b)                        81,500      1,715,575
Noble Corp. (b)                                   50,500      1,949,300
Precision Drilling Corp. (b)                      16,000        555,840
Weatherford International Ltd. (b)                30,000      1,296,000
                                                          -------------
                                                             11,436,330
                                                          -------------
PHARMACEUTICALS  (5.1%)
Amerisourcebergen Corp.                           12,900        980,400
Andrx Group (b)                                   17,000        458,490
Biogen, Inc. (b)                                  35,500      1,470,765
IDEC Pharmaceuticals Corp. (b)                    45,100      1,598,795

                        GARTMORE VARIABLE INSURANCE TRUST
                         STRONG GVIT MID CAP GROWTH FUND
         STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------
SECURITY DESCRIPTION                              SHARES      VALUE
------------------------------------------------------------------------
COMMON STOCKS  (continued)
PHARMACEUTICALS  (CONTINUED)
Ligand Pharmaceuticals, Inc. (b)                  37,000  $     536,500
MedImmune, Inc. (b)                               49,800      1,314,720
Teva Pharmaceutical Industries Ltd.                7,000        467,460
                                                          -------------
                                                              6,827,130
                                                          -------------
RETAIL  (15.1%)
Abercrombie & Fitch Co. (b)                       87,700      2,115,324
Autozone, Inc. (b)                                10,500        811,650
Barnes & Noble, Inc. (b)                          27,700        732,111
Bed, Bath & Beyond, Inc. (b)                      64,600      2,438,004
Best Buy Co., Inc. (b)                            36,500      1,324,950
CDW Computer Centers, Inc. (b)                    20,000        936,200
Circuit City Stores, Inc. - Carmax Group (b)      32,500        703,625
Circuit City Stores-Circuit City Group            77,500      1,453,125
Dollar General Corp.                              44,000        837,320
Dollar Tree Stores, Inc. (b)                      37,400      1,473,934
La-Z-Boy, Inc.                                    14,500        365,690
Limited, Inc. (The)                               44,600        949,980
Mattel, Inc.                                      26,000        548,080
Sonic Automotive, Inc. (b)                        19,400        499,550
Staples, Inc. (b)                                127,700      2,515,689
Tiffany & Co.                                     34,500      1,214,400
TJX Cos., Inc.                                    72,000      1,411,920
                                                          -------------
                                                             20,331,552
                                                          -------------
SEMICONDUCTORS  (10.9%)
ASM Lithography Holding NV (b)                    43,000        650,160
Atmel Corp. (b)                                  173,600      1,086,736
Brooks-PRI Automation, Inc. (b)                   36,500        932,940
Chippac, Inc. (b)                                123,600        763,848
Cymer, Inc. (b)                                   18,000        630,720
Fairchild Semiconductor
International, Inc. (b)                           82,900      2,014,470
International Rectifier Corp. (b)                 79,000      2,302,850
National Semiconductor Corp. (b)                  34,500      1,006,365
Novellus Systems, Inc. (b)                        42,500      1,445,000
Semicondutor HOLDRs Trust (b)                     29,000        879,280
Taiwan Semiconductor Manufacturing
Co. Ltd. ADR (b)                                 109,450      1,422,850
Varian Semiconductor Equipment
Associates, Inc. (b)                              41,000      1,391,130
                                                          -------------
                                                             14,526,349
                                                          -------------
TOTAL COMMON STOCKS                                         132,064,596
                                                          -------------

-----------------------------------------------------------------------
SECURITY DESCRIPTION                           PRINCIPAL      VALUE
-----------------------------------------------------------------------
REPURCHASE AGREEMENT  (0.9%)
Fifth Third Bank, 1.86%,
dated 6/28/02 due 07/01/02,
repurchase price $1,176,056
(Fully collateralized by
Freddie Mac Gold Securities)                  $1,175,874  $   1,175,874
                                                          -------------
TOTAL REPURCHASE AGREEMENT                                    1,175,874
                                                          -------------
U.S. GOVERNMENT AGENCIES  (0.3%)
U.S. Treasury Bill  (0.3%)
1.70%, 09/12/02                                  400,000        398,654
                                                          -------------
TOTAL U.S. GOVERNMENT AGENCIES                                  398,654
                                                          -------------

TOTAL INVESTMENTS
(COST $143,399,950) (a) - 99.9%                             133,639,124
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                    170,669
                                                          -------------
NET ASSETS - 100.0%                                       $ 133,809,793
                                                          =============
-----------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

              Unrealized appreciation         $      4,501,636
              Unrealized depreciation              (14,262,462)
                                              -----------------
              Net unrealized depreciation     $     (9,760,826)
                                              =================

     Aggregate cost for federal income tax purposes is substantially the same.
(b)  Denotes a non-income producing security.

ADR     American Depositary Receipt.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                      NATIONWIDE GVIT STRATEGIC VALUE FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)

------------------------------------------------------------------------
SECURITY DESCRIPTION                              SHARES      VALUE
------------------------------------------------------------------------
COMMON STOCKS  (93.0%)
ADVERTISING SERVICES  (1.5%)
Omnicom Group, Inc.                               3,900  $     178,620
The Interpublic Group of Cos., Inc.               4,000         99,040
                                                          ------------
                                                               277,660
                                                          ------------
AUTO PARTS & EQUIPMENT  (0.6%)
Delphi Automotive Systems Corp.                   7,500         99,000
                                                          ------------
AUTOMOBILES  (2.0%)
General Motors Corp. Class H (b)                 13,300        138,320
Nordson Corp.                                     9,300        229,338
                                                          ------------
                                                               367,658
                                                          ------------
BANKS  (4.1%)
AmSouth Bancorp                                  12,100        270,798
Bank One Corp.                                    5,000        192,400
Wachovia Corp.                                    7,200        274,896
                                                          ------------
                                                               738,094
                                                          ------------
BROADCAST MEDIA / CABLE TELEVISION  (3.9%)
Comcast Corp. Class A (b)                        10,000        238,400
Cox Communications, Inc. Class A  (b)             8,100        223,155
Liberty Media Corp. (b)                          23,400        234,000
                                                          ------------
                                                               695,555
                                                          ------------
BUSINESS SERVICES  (1.1%)
Accenture Ltd. (b)                               10,600        201,400
                                                          ------------
CHEMICALS  (1.6%)
Praxair, Inc.                                     4,900        279,153
                                                          ------------
COMMUNICATION EQUIPMENT  (2.5%)
CommScope, Inc. (b)                              18,700        233,750
Conexant Systems, Inc. (b)                       55,700         90,234
Motorola, Inc.                                    9,100        131,222
                                                          ------------
                                                               455,206
                                                          ------------
COMPUTER EQUIPMENT  (1.2%)
Hewlett-Packard Co.                              13,580        207,502
                                                          ------------
COMPUTER SOFTWARE & SERVICES  (0.9%)
CNET Networks, Inc. (b)                          23,200         46,168
Siebel Systems, Inc. (b)                          7,900        112,338
                                                          ------------
                                                               158,506
                                                          ------------
CONGLOMERATES  (1.4%)
Illinois Tool Works, Inc.                         3,700        252,710
                                                          ------------
CONSTRUCTION MATERIALS  (2.9%)
Dover Corp.                                       6,900        241,500
Masco Corp.                                      10,500        284,655
                                                          ------------
                                                               526,155
                                                          ------------
ELECTRONICS  (2.9%)
Altera Corp. (b)                                  9,800        133,280
Eaton Corp.                                       3,400        247,350
Sanmina Corp. (b)                                23,100        145,761
                                                          ------------
                                                               526,391
                                                          ------------
ENTERTAINMENT  (2.7%)
AOL Time Warner, Inc. (b)                        12,000        176,520
Gemstartv Guide International, Inc. (b)          28,200        151,998
USA Networks, Inc. (b)                            7,000        164,150
                                                          ------------
                                                               492,668
                                                          ------------

------------------------------------------------------------------------
SECURITY DESCRIPTION                              SHARES      VALUE
------------------------------------------------------------------------

COMMON STOCKS  (continued)
Financial / Miscellaneous  (1.0%)
American Express Co.                              5,200  $     188,864
                                                          ------------
FOOD & BEVERAGE  (4.2%)
Corn Products International, Inc.                 6,000        186,720
General Mills, Inc.                               4,700        207,176
Pathmark Stores, Inc. (b)                        12,200        229,482
Robert Mondavi Corp. (b)                          4,100        140,343
                                                          ------------
                                                               763,721
                                                          ------------
HEALTHCARE  (8.8%)
Bausch & Lomb, Inc.                               6,700        226,795
Boston Scientific Corp. (b)                       9,000        263,880
Bristol-Myers Squibb Co.                          7,300        187,610
Elan Corp. PLC (b)                               17,800         97,366
HealthSouth Corp. (b)                            19,900        254,521
ICN Pharmaceuticals, Inc.                         5,100        123,471
Kindred Healthcare, Inc. (b)                      4,900        218,687
Quintiles Transnational Corp. (b)                17,400        217,326
                                                          ------------
                                                             1,589,656
                                                          ------------
HOUSEHOLD APPLIANCES  (1.4%)
Newell Rubbermaid, Inc.                           7,000        245,420
                                                          ------------
INSURANCE  (7.1%)
American International Group, Inc.                3,700        252,451
Annuity and Life Re (Holdings) Ltd.               9,100        164,619
AON Corp.                                         8,000        235,840
CIGNA Corp.                                       2,500        243,550
Hartford Financial Services Group, Inc.           3,800        225,986
MBIA, Inc.                                        2,600        146,978
                                                          ------------
                                                             1,269,424
                                                          ------------
MANUFACTURING  (0.7%)
Integrated Device Technology, Inc. (b)            7,000        126,980
                                                          ------------
MEDICAL EQUIPMENT & SUPPLIES  (2.7%)
Apogent Technologies, Inc. (b)                   11,300        232,441
Genentech, Inc. (b)                               7,500        251,250
                                                          ------------
                                                               483,691
                                                          ------------
OIL & GAS  (13.1%)
BJ Services Co. (b)                               8,000        271,040
Devon Energy Corp.                                7,100        349,888
El Paso Corp.                                     7,300        150,453
ENSCO International, Inc.                        11,200        305,312
Global Santa Fe Corp.                             9,571        261,767
NiSource, Inc.                                   12,400        270,692
Phillips Petroleum Co.                            6,600        388,609
The Williams Cos., Inc.                          16,100         96,439
Weatherford International, Inc. (b)               6,200        267,840
                                                          ------------
                                                             2,362,040
                                                          ------------
PAPER & FOREST PRODUCTS  (1.3%)
Weyerhaeuser Co.                                  3,600        229,860
                                                          ------------
PHARMACEUTICALS  (7.4%)
Biogen, Inc. (b)                                  7,600        314,868
Idexx Laboratories, Inc. (b)                      8,800        226,952
IVAX Corp. (b)                                   21,600        233,280
Sicor, Inc. (b)                                  15,000        278,100
Waters Corp. (b)                                 10,400        277,680
                                                          ------------
                                                             1,330,880
                                                          ------------


                                                                              31

                        GARTMORE VARIABLE INSURANCE TRUST
                      NATIONWIDE GVIT STRATEGIC VALUE FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------
SECURITY DESCRIPTION                              SHARES      VALUE
------------------------------------------------------------------------

COMMON STOCKS  (continued)
PRINTING & PUBLISHING  (3.3%)
E.W. Scripps Co. Class A                          4,300  $     331,100
Tribune Co.                                       6,100        265,350
                                                          ------------
                                                               596,450
                                                          ------------
RETAIL  (6.9%)
Federated Department Stores, Inc. (b)             7,800        309,660
Nordstrom, Inc.                                  11,700        265,005
Sears, Roebuck & Co.                              5,100        276,930
Stage Store, Inc. (b)                             3,500        121,590
Staples, Inc. (b)                                13,600        267,920
                                                          ------------
                                                             1,241,105
                                                          ------------
SEMICONDUCTORS  (2.0%)
Micron Technology, Inc. (b)                      11,300        228,486
Skyworks Solutions, Inc. (b)                     23,051        127,931
                                                          ------------
                                                               356,417
                                                          ------------
TELECOMMUNICATIONS  (2.1%)
ADC Telecommunications, Inc. (b)                 51,100        117,019
Sprint Corp. (PCS Group) (b)                     22,300         99,681
Telephone & Data Systems, Inc.                    2,700        163,485
                                                          ------------
                                                               380,185
                                                          ------------
TRANSPORTATION  (1.7%)
CNF, Inc.                                         8,100        307,638
                                                          ------------
Total Common Stocks                                         16,749,989
                                                          ------------

-----------------------------------------------------------------------
SECURITY DESCRIPTION                          PRINCIPAL      VALUE
-----------------------------------------------------------------------

REPURCHASE AGREEMENT  (7.1%)
Fifth Third Bank, 1.86%,
dated 06/28/02, due 07/01/02,
repurchase price $1,273,726
(Fully collateralized by
Federal National Mortgage
Association Conventional Loan)              $ 1,273,529  $   1,273,529
                                                          ------------
TOTAL REPURCHASE AGREEMENT                                   1,273,529
                                                          ------------
TOTAL INVESTMENTS
(COST $21,115,613) (a) - 100.1%                             18,023,518
LIABILITIES IN EXCESS OF
OTHER ASSETS - (0.1)%                                          (26,126)
                                                          ------------
NET ASSETS - 100.0%                                       $  17,997,392
                                                          =============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

               Unrealized appreciation           $     1,204,965
               Unrealized depreciation                (4,297,060)
                                                 ----------------
               Net unrealized depreciation       $    (3,092,095)
                                                 ================

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                            COMSTOCK GVIT VALUE FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)

---------------------------------------------------------------------------
SECURITY DESCRIPTION                               SHARES         VALUE
---------------------------------------------------------------------------
COMMON STOCKS  (98.4%)
ADVERTISING  (1.6%)
Interpublic Group of Cos., Inc. (The)                28,700  $     710,612
                                                              ------------
BANKS  (3.6%)
Bank of America Corp.                                13,500        949,860
Citigroup, Inc.                                       9,866        382,308
PNC Bank Corp.                                          800         41,824
Suntrust Banks, Inc.                                  3,600        243,792
                                                              ------------
                                                                 1,617,784
                                                              ------------
CHEMICALS  (1.6%)
Dow Chemical Co.                                     20,600        708,228
                                                              ------------
Computer Software & Services  (5.7%)
BMC Software, Inc. (b)                                6,100        101,260
Check Point Software Technologies Ltd. (b)           17,825        241,707
Cisco Systems, Inc. (b)                              17,900        249,705
Comverse Technology, Inc. (b)                        22,800        211,128
Dell Computer Corp. (b)                               5,300        138,542
Electronic Data Systems Corp.                         2,000         74,300
Electronics for Imaging, Inc. (b)                     8,600        136,826
Hewlett-Packard Co.                                  44,389        678,264
International Business Machines Corp.                 2,400        172,800
Lexmark International Group, Inc.
Class A (b)                                           4,595        249,968
Microsoft Corp. (b)                                   2,900        158,630
SanDisk Corp. (b)                                     4,200         52,080
Sungard Data Systems (b)                              2,700         71,496
                                                              ------------
                                                                 2,536,706
                                                              ------------
Electronics  (3.2%)
Credence Systems Corp. (b)                           15,400        273,658
Flextronics International Ltd. (b)                   22,300        158,999
Jabil Circuit, Inc. (b)                              12,453        262,883
KEMET Corp. (b)                                       3,000         53,580
Sanmina Corp. (b)                                    27,500        173,525
Solectron Corp. (b)                                  82,800        509,220
                                                              ------------
                                                                 1,431,865
                                                              ------------
FINANCIAL SERVICES  (8.6%)
AMBAC Financial, Inc.                                 5,300        356,160
Capital One Financial Corp.                           4,100        250,305
Fleet Boston Corp.                                    4,900        158,515
Freddie Mac                                          22,600      1,383,120
Goldman Sachs Group, Inc.                             1,900        139,365
J.P. Morgan Chase & Co.                               6,900        234,048
Merrill Lynch & Co., Inc.                             9,200        372,600
Stilwell Financial, Inc.                             17,800        323,960
Washington Mutual, Inc.                               4,500        166,995
Wells Fargo & Co.                                     9,100        455,546
                                                              ------------
                                                                 3,840,614
                                                              ------------
FOOD & BEVERAGE  (7.9%)
Coca-Cola Enterprises, Inc.                          15,800        348,864
ConAgra, Inc.                                        20,600        569,590
Kroger Co. (b)                                       35,000        696,500
McDonald's Corp.                                     29,800        847,810
Safeway, Inc. (b)                                     8,200        239,358
Sara Lee Corp.                                       38,500        794,640
                                                              ------------
                                                                 3,496,762
                                                              ------------

---------------------------------------------------------------------------
SECURITY DESCRIPTION                               SHARES         VALUE
---------------------------------------------------------------------------
COMMON STOCKS  (continued)

HEALTHCARE  (2.2%)
Aetna                                                10,000  $     479,700
HCA, Inc.                                             3,400        161,500
Kimberly-Clark Corp.                                  5,500        341,000
                                                              ------------
                                                                   982,200
                                                              ------------
INSURANCE  (3.3%)
AON Corp.                                             6,300        185,724
Berkshire Hathaway, Inc. Class B (b)                    100        223,400
LandAmerica Financial Group, Inc.                     1,700         53,550
The Allstate Corp.                                    7,800        288,444
The Chubb Corp.                                       4,300        304,440
Torchmark Corp.                                       7,800        297,960
Unum Provident Corp.                                  5,000        127,250
                                                              ------------
                                                                 1,480,768
                                                              ------------
MANUFACTURING  (0.5%)
Cognex Corp. (b)                                     12,000        240,600
                                                              ------------
MEDICAL PRODUCTS  (7.2%)
Bristol-Myers Squibb Co.                             33,000        848,100
GlaxoSmithKline PLC ADR                               4,700        202,758
Merck & Co., Inc.                                     8,000        405,120
Pharmacia Corp.                                      19,177        718,179
Roche Hldgs Ltd.                                      4,400        332,625
Schering-Plough Corp.                                14,600        359,160
Wyeth                                                 6,400        327,680
                                                              ------------
                                                                 3,193,622
                                                              ------------
METALS & MINING  (2.3%)
Barrick Gold Corp.                                   10,700        203,193
Freeport-McMoRan
Copper & Gold, Inc. (b)                              12,000        214,200
Placer Dome, Inc.                                    17,000        190,570
United States Steel Corp.                            20,900        415,701
                                                              ------------
                                                                 1,023,664
                                                              ------------
OIL & GAS  (13.9%)
BP PLC ADR                                           28,400      1,433,916
ChevronTexaco Corp.                                   6,900        610,650
Conoco, Inc.                                         39,600      1,100,880
Diamond Offshore Drilling, Inc.                       7,900        225,150
Exelon Corp.                                         15,900        831,570
Halliburton Co.                                      83,476      1,330,607
Schlumberger Ltd.                                    13,100        609,150
                                                              ------------
                                                                 6,141,923
                                                              ------------
PAPER & FOREST PRODUCTS  (2.9%)
Boise Cascade Corp.                                   9,900        341,847
International Paper Co.                              22,100        963,118
                                                              ------------
                                                                 1,304,965
                                                              ------------
RETAIL  (8.5%)
CVS Corp.                                            13,800        422,280
Federated Department Stores, Inc. (b)                29,800      1,183,060
Gap, Inc.                                            59,800        849,160
Limited, Inc. (The)                                  20,000        426,000
Philip Morris Cos., Inc.                             10,200        445,536
The Walt Disney Co.                                  23,900        451,710
                                                              ------------
                                                                 3,777,746
                                                              ------------


                                                                              33

                        GARTMORE VARIABLE INSURANCE TRUST
                            COMSTOCK GVIT VALUE FUND
          STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------
SECURITY DESCRIPTION                               SHARES         VALUE
---------------------------------------------------------------------------

COMMON STOCKS  (continued)
SEMICONDUCTORS  (1.4%)
Intel Corp.                                           2,000  $      36,540
Texas Instruments, Inc.                              24,000        568,800
                                                              ------------
                                                                   605,340
                                                              ------------
TELECOMMUNICATIONS  (14.6%)
Amdocs Ltd. (b)                                       3,100         23,405
Andrew Corp. (b)                                      6,700         96,011
AT&T Corp.                                           72,600        776,820
AT&T Wireless Services, Inc. (b)                      6,400         37,440
Deutsche Telekom AG ADR                              13,300        123,823
Ericsson (L.M.) Telephone Co. ADR  (b)               82,400        118,656
JDS Uniphase Corp. (b)                               98,700        263,529
Motorola, Inc.                                      106,100      1,529,961
Nokia Corp. ADR                                       9,500        137,560
Qwest Communications International, Inc.             60,300        168,840
SBC Communications, Inc.                             25,607        781,014
Sprint Corp.                                         96,070      1,019,303
Sprint Corp. (PCS Group) (b)                         34,200        152,874
Verizon Communications, Inc.                         29,859      1,198,839
                                                              ------------
                                                                 6,428,075
                                                              ------------
TRANSPORTATION & SHIPPING  (0.6%)
Burlington Northern Santa Fe Corp.                    9,600        288,000
                                                              ------------
UTILITIES  (8.8%)
American Electric Power Co., Inc.                     7,700        308,154
Constellation Energy Group, Inc.                      6,300        184,842
Duke Power Co.                                        5,300        164,830
Idacorp, Inc.                                         4,600        127,420
NSTAR                                                 1,700         76,126
Oklahoma Gas & Electric Co.                           3,100         70,866
Public Service Enterprise Group, Inc.                 5,400        233,820
Reliant Energy, Inc.                                 78,600      1,328,340
Scottish Power PLC ADR                               23,200        496,480
Southern Co.                                          6,500        178,100
TXU Corp.                                            14,300        737,165
Xcel Energy, Inc.                                     1,500         25,155
                                                              ------------
                                                                 3,931,298
                                                              ------------
TOTAL COMMON STOCKS                                             43,740,772
                                                              ------------

---------------------------------------------------------------------------
SECURITY DESCRIPTION                             PRINCIPAL       VALUE
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES  (1.7%)
Federal National Mortgage
Association, 1.90%, 07/01/02                    $   764,000  $     763,960
                                                              ------------
TOTAL U.S. GOVERNMENT AGENCIES                                     763,960
                                                              ------------
TOTAL INVESTMENTS
(COST $49,918,796) (a) - 100.1%                                 44,504,732
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                     (56,982)
                                                              ------------
NET ASSETS - 100.0%                                           $ 44,447,750
                                                              ============
---------------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

               Unrealized appreciation       $     389,659
               Unrealized depreciation          (5,803,723)
                                             --------------
               Net unrealized depreciation   $  (5,414,064)
                                             ==============

     Aggregate cost for federal income tax purposes is substantially the same.
(b)  Denotes a non-income producing security.

ADR     American Depositary Receipt.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                      FEDERATED GVIT HIGH INCOME BOND FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------
CORPORATE BONDS  (94.8%)
AEROSPACE & DEFENSE  (0.5%)
Alliant Techsystems, Inc.,
8.50%, 5/15/11                                $    375,000  $     393,750
Anteon Corp., Sr. Sub. Note,
12.00%, 5/15/09                                    244,000        272,060
                                                             ------------
                                                                  665,810
                                                             ------------
AUTOMOTIVE  (4.2%)
Accuride Corp., Series B, 9.25%, 2/1/08            175,000        123,375
American Axle & Manufacturing,
Sr. Sub. Note, 9.75%, 3/1/09                       700,000        745,500
Arvin Industries, Inc., 7.13%, 3/15/09             550,000        544,181
Arvinmeritor, Inc., 8.75%, 3/1/12                  200,000        213,300
Collins and Aikman Products,
11.50%, 4/15/06                                    250,000        240,000
Collins and Aikman Products,
10.75%, 12/31/11 *                                 550,000        552,750
Dana Corp., 9.00%, 8/15/11                         425,000        418,625
Lear Corp., 8.11%, 5/15/09                       2,125,000      2,188,750
Lear Corp., Series B, 7.96%, 5/15/05               100,000        102,250
Stoneridge, Inc., 11.50%, 5/1/12 *                 450,000        460,125
                                                             ------------
                                                                5,588,856
                                                             ------------
BANKING  (1.2%)
GS Escrow Corp., 7.13%, 8/1/05                   1,450,000      1,546,585
                                                             ------------
BEVERAGE & TOBACCO  (1.0%)
Constellation Brands, Inc., 8.00%, 2/15/08         550,000        566,500
Cott Beverages, Inc., 8.00%, 12/15/11              500,000        510,000
Dimon, Inc., 8.88%, 6/1/06                         100,000        101,500
Dimon, Inc., 9.63%, 10/15/11                       150,000        158,625
                                                             ------------
                                                                1,336,625
                                                             ------------
BROADCAST RADIO & TV  (5.9%)
ACME Television LLC, Series B,
10.88%, 9/30/04                                    600,000        609,000
Chancellor Media Corp., Series B,
8.13%, 12/15/07                                    600,000        585,000
Chancellor Media Corp., Sr. Sub. Note,
8.00%, 11/1/08                                   1,900,000      1,895,250
Fox Sports Networks LLC,
8.88%, 8/15/07                                     525,000        550,594
Fox Sports Networks LLC,
Sr. Disc. Note, 0.00%, 8/15/07                   1,500,000      1,535,625
Liberty Media Group, 7.75%, 7/15/09                700,000        712,201
Lin Television Corp., 8.00%, 1/15/08               200,000        201,000
Loral Cyberstar, Inc., 10.00%, 7/15/06             412,000        276,040
Panamsat Corp, 6.38%, 1/15/08                      250,000        227,368
Panamsat Corp., 8.50%, 2/1/12 *                    525,000        489,683
Sinclair Broadcast Group, 8.75%, 12/15/11          475,000        479,750
XM Satellite Radio, Inc., 14.00%, 3/15/10          250,000        143,750
                                                             ------------
                                                                7,705,261
                                                             ------------
BUILDING & DEVELOPMENT  (2.3%)
American Builders & Contractors
Supply Co., 10.63%, 5/15/07                        250,000        260,000
Associated Materials, Inc.,
9.75%, 4/15/12 *                                   475,000        491,625
Collins & Aikman Floorcove,
9.75%, 2/15/10 *                                   450,000        461,250
NCI Building Systems, Inc., Series B,
9.25%, 5/1/09                                      600,000        612,000


-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------

CORPORATE BONDS  (continued)
BUILDING & DEVELOPMENT  (CONTINUED)
Nortek, Inc., 9.13%, 9/1/07                   $    350,000  $     357,000
WCI Communities, Inc.,
10.63%, 2/15/11                                    700,000        738,500
WCI Communities, Inc., 9.13%, 5/1/12               200,000        199,000
                                                             ------------
                                                                3,119,375
                                                             ------------
BUSINESS EQUIPMENT & SERVICES  (1.7%)
Buhrmann US, Inc., 12.25%, 11/1/09                 850,000        896,750
Global Imaging Systems, 10.75%, 2/15/07            325,000        328,250
U.S. Office Products Co., Sr. Sub.
Note, 0.00%, 6/15/08 **                            475,000          5,938
Xerox Corp., 7.20%, 4/1/16                         100,000         71,500
Xerox Corp., 9.75%, 1/15/09 *                    1,250,000      1,031,250
                                                             ------------
                                                                2,333,688
                                                             ------------
CABLE TELEVISION  (6.4%)
Charter Communications Holdings,
0.00%, 1/15/11                                   2,625,000        997,500
Charter Communications Holdings,
10.00%, 5/15/11 *                                  450,000        303,750
Charter Communications Holdings,
Sr. Disc Note, 0.00%, 4/1/11                     2,675,000      1,297,374
CSC Holdings, Inc., 7.88%, 12/15/07                850,000        692,750
CSC Holdings, Inc., 8.13%, 7/15/09                 850,000        692,750
CSC Holdings, Inc., 9.88%, 2/15/13                 250,000        196,250
Echostar Broadband Corp., Sr. Note,
10.38%, 10/1/07                                  1,100,000      1,050,499
Echostar DBS Corp., 9.38%, 2/1/09                  500,000        467,500
Lenfest Communications, Inc.,
8.25%, 2/15/08                                     100,000         97,239
NTL, Inc., 0.00%, 10/1/08 **                     1,350,000        344,250
NTL, Inc., Series B, 0.00%, 4/1/08 **            2,550,000        701,250
Pegasus Satellite, 0.00%, 3/1/07                   500,000        147,500
Quebecor Media, Inc., 0.00%, 7/15/11               425,000        248,625
Quebecor Media, Inc., 11.13%, 7/15/11              500,000        497,500
Telewest Communications PLC,
11.00%, 10/1/07                                  1,025,000        404,875
Telewest Communications PLC,
11.25%, 11/1/08                                     50,000         19,750
Telewest Communications PLC,
0.00%, 4/15/09                                     250,000         83,750
UIH Australia/Pacific, Series B,
0.00%, 5/15/06 **                                  200,000         10,500
United Pan-Europe Communications,
0.00%, 8/1/09 **                                   727,000         81,788
United Pan-Europe Communications,
0.00%, 11/1/09 **                                  875,000         98,438
                                                             ------------
                                                                8,433,838
                                                             ------------
CHEMICALS & PLASTICS  (3.3%)
Airgas, Inc., 9.13%, 10/1/11                       400,000        424,000
Compass Mineral Group, 10.00%, 8/15/11             400,000        422,000
Equistar Chemical, 10.13%, 9/1/08                  600,000        576,000
Foamex, 9.88%, 6/15/07                             450,000        402,750
Foamex, 10.75%, 4/1/09 *                           275,000        281,875
Foamex, Sr. Sub. Note, 13.50%, 8/15/05             375,000        380,625
General Chemical Industries, Sr. Note,
10.63%, 5/1/09                                     300,000        250,500
Huntsman Corp., 10.13%, 7/1/09                     325,000        287,625
Lyondell Chemical Co., 9.63%, 5/1/07               325,000        312,000


                                                                              35

                        GARTMORE VARIABLE INSURANCE TRUST
                      FEDERATED GVIT HIGH INCOME BOND FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------
CORPORATE BONDS  (continued)

CHEMICALS & PLASTICS  (CONTINUED)
Lyondell Chemical Co., 10.88%, 5/1/09         $    775,000  $     678,125
Texas Petrochem Corp., 11.13%, 7/1/06              400,000        326,000
                                                             ------------
                                                                4,341,500
                                                             ------------
CLOTHING & TEXTILES  (1.3%)
GFSI, Inc., Series B, 9.63%, 3/1/07                475,000        415,625
Glenoit Corp., Sr. Sub. Note, 0.00%,
4/15/07 **                                         125,000              1
Pillowtex Corp., Sr. Sub. Note,
0.00%, 11/15/06 **                                 150,000          1,875
Pillowtex Corp., Sr. Sub. Note, Series B,
0.00%, 12/15/07 **                                 200,000          2,500
Russell Corp.,  9.25%, 5/1/10 *                    525,000        542,063
William Carter, 10.88%, 8/15/11                    650,000        711,750
                                                             ------------
                                                                1,673,814
                                                             ------------
CONGLOMERATES  (0.5%)
Eagle-Picher Industries, Inc., Sr. Sub.
Note, 9.38%, 3/1/08                                850,000        718,250
                                                             ------------
CONSUMER PRODUCTS  (5.7%)
Albecca, Inc., Sr. Sub. Note,
10.75%, 8/15/08                                    500,000        546,250
Alltrista Corp., 9.75%, 5/1/12 *                   300,000        288,000
American Achievement Corp,
11.63%, 1/1/07                                     600,000        621,000
American Greetings, 11.75%, 7/15/08                475,000        520,125
Amscan Holdings, Inc., 9.88%, 12/15/07             550,000        497,750
Armkel Finance, Inc., 9.50%, 8/15/09               625,000        646,875
Chattem, Inc., Sr. Sub. Note, Series B,
8.88%, 4/1/08                                      525,000        535,500
Diamond Brands, Inc., Sr. Disc. Note,
0.00%, 4/15/09 **                                   50,000          1,750
Icon Health & Fitness, 11.25%, 4/1/12 *            275,000        272,250
Josten's, Inc., 12.75%, 5/1/10                     450,000        488,250
Levi Straus, 11.63%, 1/15/08                       600,000        582,000
PCA International, Inc.,
11.88%, 8/1/09 *                                   275,000        273,625
Playtex Products, Inc., 9.38%, 6/1/11              550,000        588,500
Revlon Consumer Products Corp.,
8.63%, 2/1/08                                      650,000        321,750
Sealy Mattress Co., Sr. Sub. Note,
Series B, 9.88%, 12/15/07                          225,000        228,375
Sleepmaster LLC, 0.00%, 5/15/09 **                 175,000         37,625
True Temper Sports, Inc., Series B,
10.88%, 12/1/08                                    350,000        369,250
United Industries, Series B,
9.88%, 4/1/09                                      550,000        561,000
Volume Services America, Inc.,
Sr. Sub. Note, 11.25%, 3/1/09                      250,000        241,250
                                                             ------------
                                                                7,621,125
                                                             ------------
CONTAINER & GLASS PRODUCTS  (3.1%)
Graham Packaging, 5.55%, 1/15/08                   350,000        309,750
Graham Packaging, 8.75%, 1/15/08                    50,000         47,750
Huntsman Packaging Corp.,
13.00%, 6/1/10                                     725,000        761,250
Owens-Brockway Glass Container,
8.88%, 2/15/09 *                                   300,000        301,500
Owens-Illinois, Inc., 8.10%, 5/15/07               325,000        303,875
Owens-Illinois, Inc., Sr. Note,
7.15%, 5/15/05                                     850,000        777,750

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------
CORPORATE BONDS  (CONTINUED)

CONTAINER & GLASS PRODUCTS (CONTINUED)
 Plastipak Holdings, Inc.,
10.75%, 9/1/11                                $    375,000  $     405,000
Pliant Corp., 13.00%, 6/1/10                       325,000        341,250
Russell Stanley Holdings, Inc.,
9.00%, 11/30/08 *                                   27,976         21,052
Tekni-Plex, Inc., 12.75%, 6/15/10 *                275,000        286,000
Tekni-Plex, Inc., Sr. Sub. Note,
12.75%, 6/15/10                                    600,000        624,000
                                                             ------------
                                                                4,179,177
                                                             ------------
ECOLOGICAL SERVICES & EQUIPMENT  (3.1%)
Allied Waste North America, Inc.,
8.88%, 4/1/08                                      750,000        746,250
Allied Waste North America, Inc.,
10.00%, 8/1/09                                   1,800,000      1,786,500
Allied Waste North America, Inc.,
Sr. Note, Series B, 7.63%, 1/1/06                  950,000        923,875
Allied Waste North America, Series B,
8.50%, 12/1/08                                     225,000        222,188
Synagro Technologies, Inc., 9.50%,
4/1/09 *                                           425,000        437,750
                                                             ------------
                                                                4,116,563
                                                             ------------
ELECTRONICS  (1.5%)
Fairchild Corp., Sr. Note,
10.38%, 10/1/07                                    700,000        724,500
Ingram Micro, Inc., 9.88%, 8/15/08                 550,000        586,438
Seagate Tech, 8.00%, 5/15/09 *                     575,000        577,875
Telecommunications Techniques Co.,
Sr. Sub. Note, 9.75%, 5/15/08                      625,000        128,125
                                                             ------------
                                                                2,016,938
                                                             ------------
FOOD & DRUG RETAIL  (0.0%)
Jitney-Jungle Stores of America, Inc.,
Sr. Sub. Note, 0.00%, 9/15/07 **                   100,000              0
                                                             ------------
FOOD PRODUCTS  (3.9%)
Agrilink Foods, Inc., Sr. Note,
11.88%, 11/1/08                                    675,000        712,125
American Seafood Group LLC,
10.13%, 4/15/10 *                                  625,000        634,375
B&G Foods, Inc., 9.63%, 8/1/07 *                   300,000        310,500
Del Monte Corp., 9.25%, 5/15/11                    700,000        724,500
Eagle Family Foods, Inc.,
Series B, 8.75%, 1/15/08                           250,000        191,250
Land O Lakes, Inc., 8.75%, 11/15/11 *              625,000        590,625
Michael Foods, 11.75%, 4/1/11                      600,000        657,000
New World Pasta Co., 9.25%, 2/15/09                425,000        414,375
Pilgrim's Pride Corp., 9.63%, 9/15/11              450,000        470,250
Smithfield Foods, Inc., 8.00%, 10/15/09            550,000        556,875
                                                             ------------
                                                                5,261,875
                                                             ------------
FOOD SERVICES  (1.1%)
Advantica Restaurant Group, Inc.,
11.25%, 1/15/08                                    100,000         78,500
Buffets, Inc., 11.25%, 7/15/10 *                   275,000        274,313
Carrols Corp., Sr. Sub. Note,
9.50%, 12/1/08                                     525,000        517,125
Domino's, Inc., Sr. Sub. Note, Series B,
10.38%, 1/15/09                                    575,000        626,750
                                                             ------------
                                                                1,496,688
                                                             ------------


                                                                              36

                        GARTMORE VARIABLE INSURANCE TRUST
                      FEDERATED GVIT HIGH INCOME BOND FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------
CORPORATE BONDS  (continued)

FOREST PRODUCTS  (2.9%)
Georgia Pacific Corp., 7.50%, 5/15/06         $    350,000  $     336,438
Georgia Pacific Corp., 8.13%, 5/15/11            2,025,000      1,928,812
Riverwood International Co.,
10.63%, 8/1/07                                     400,000        423,000
Riverwood International Co.,
10.88%, 4/1/08                                     375,000        392,813
Stone Container Corp., 9.75%, 2/1/11               775,000        831,187
                                                             ------------
                                                                3,912,250
                                                             ------------
GAMING  (5.7%)
Boyd Gaming Corp., 9.25%, 8/1/09                   200,000        211,000
Boyd Gaming Corp., 8.75%, 4/15/12 *                325,000        326,625
Coast Hotels and Casinos, Inc.,
9.50%, 4/1/09                                      350,000        369,250
Isle of Capri Casinos, 9.00%, 3/15/12 *            325,000        329,875
Mandalay Resort Group,
10.25%, 8/1/07                                   1,000,000      1,050,000
Mandalay Resort Group, 9.50%, 8/1/08               250,000        265,625
Mandalay Resort Group,
9.38%, 2/15/10                                     100,000        104,500
MGM Grand, Inc., 9.75%, 6/1/07                   1,475,000      1,556,125
MGM Grand, Inc., 8.50%, 9/15/10                    350,000        365,617
Park Place Entertainment,
9.38%, 2/15/07                                     200,000        210,000
Park Place Entertainment,
7.88%, 3/15/10                                     525,000        519,750
Park Place Entertainment, 8.13%,
5/15/11                                            925,000        925,000
Penn National Gaming, Inc.,
11.13%, 3/1/08                                     375,000        405,000
Sun International Hotels Ltd.,
8.88%, 8/15/11 *                                   400,000        409,000
Venitian Casino / LV Sands,
11.00%, 6/15/10 *                                  550,000        556,875
                                                             ------------
                                                                7,604,242
                                                             ------------
HEALTHCARE  (8.6%)
Advanced Medical Optics,
9.25%, 7/15/10 *                                   300,000        299,250
Alaris Medical Systems,
9.75%, 12/1/06                                     125,000        124,688
Alaris Medical Systems,
11.63%, 12/1/06                                    450,000        501,750
Alliance Imaging, 10.38%, 4/15/11                  875,000        944,999
Amerisource Bergen Corp., 8.13%,
9/1/08                                             150,000        155,250
Columbia/HCA Healthcare Corp.,
6.91%, 6/15/05                                     775,000        801,900
CONMED Corp., 9.00%, 3/15/08                       600,000        622,500
Extendicare Health Services,
9.50%, 7/1/10 *                                    350,000        354,375
Fisher Scientific International, Inc.,
9.00%, 2/1/08                                      625,000        646,875
Fisher Scientific International, Inc.,
9.00%, 2/1/08                                      525,000        543,375
Hanger Orthopedic Group,
10.38%, 2/15/09                                    450,000        473,625
Hanger Orthopedic Group, Inc.,
11.25%, 6/15/09                                    575,000        589,375
HCA, Inc., 8.75%, 9/1/10                           950,000      1,065,415
HCA, Inc., 7.88%, 2/1/11                           375,000        399,979

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------
CORPORATE BONDS  (continued)

HEALTHCARE  (CONTINUED)
Hudson Respiratory Care, Inc.,
0.00%, 4/15/08 **                             $    150,000  $      75,750
Insight Health Services,
9.88%, 11/1/11                                     125,000        126,250
Kinetic Concepts, Inc., Sr. Sub. Note,
Series B, 9.63%, 11/1/07                           725,000        725,000
Magellan Health Services,
9.00%, 2/15/08                                     425,000        155,125
Magellan Health Services,
9.38%, 11/15/07 *                                  450,000        348,750
Manor Care, Inc., 8.00%, 3/1/08                    575,000        598,667
Sybron Dental Specialties, Inc.,
8.13%, 6/15/12 *                                   400,000        402,000
Triad Hospitals, Inc., 8.75%, 5/1/09               250,000        261,250
US Oncology, Inc., 9.63%, 2/1/12                   325,000        318,500
Vanguard Health Systems, 9.75%, 8/1/11             350,000        365,750
Ventas Realty LP, 9.00%, 5/1/12 *                  400,000        410,000
                                                             ------------
                                                               11,310,398
                                                             ------------
HOTELS, MOTELS & INNS  (5.1%)
Courtyard By Marriott,
Series B, 10.75%, 2/1/08                           300,000        307,500
Felcor Lodging LP, 9.50%, 9/15/08                  300,000        303,000
Felcor Lodging LP, 8.50%, 6/1/11                   300,000        294,000
Florida Panthers Holdings,
Sr. Sub. Note, 9.88%, 4/15/09                      500,000        520,000
Hilton Hotels Corp., 7.63%, 5/15/08                250,000        254,368
Hilton Hotels Corp., 8.25%, 2/15/11                550,000        570,378
HMH Properties, Inc., Series C,
8.45%, 12/1/08                                     800,000        788,000
HMH Properties, Inc., Sr. Note,
Series A, 7.88%, 8/1/05                            100,000         97,250
HMH Properties, Inc., Sr. Note,
Series B, 7.88%, 8/1/08                            575,000        553,438
ITT Corp., 6.75%, 11/15/05                         900,000        889,676
Meristar Hospitality Corp.,
10.50%, 6/15/09 *                                  200,000        204,000
Meristar Hospitalty Corp.,
9.13%, 1/15/11                                     500,000        487,500
RFS Partnership, L.P.,
9.75%, 3/1/12                                      300,000        303,000
Starwood Hotels Resorts,
7.38%, 5/1/07 *                                    875,000        872,243
Starwood Hotels Resorts,
7.88%, 5/1/12 *                                    150,000        148,659
Vail Resorts, Inc., 8.75%, 5/15/09                 200,000        203,000
                                                             ------------
                                                                6,796,012
                                                             ------------
INDUSTRIAL PRODUCTS & EQUIPMENT  (3.2%)
Amphenol Corp., 9.88%, 5/15/07                     105,000        109,725
Cabot Safety Corp., Sr. Sub. Note,
12.50%, 7/15/05                                    300,000        310,500
Euramax International PLC,
11.25%, 10/1/06                                    600,000        603,000
Grey Wolf Inc., 8.88%, 7/1/07                      300,000        310,500
Hexcel Corp., 9.75%, 1/15/09                       400,000        306,000
ISG Resources, Inc., 10.00%, 4/15/08               525,000        496,125
MMI Products, Inc., Series B,
11.25%, 4/15/07                                    600,000        618,000
Neenah Corp., Series B, 11.13%, 5/1/07             400,000        232,000
Neenah Corp., Series F, 11.13%, 5/1/07             350,000        203,000


                                                                              37

                        GARTMORE VARIABLE INSURANCE TRUST
                      FEDERATED GVIT HIGH INCOME BOND FUND
         STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------
CORPORATE BONDS  (CONTINUED)

INDUSTRIAL PRODUCTS &EQUIPMENT (CONTINUED)
Unifrax Investment Corp.,
10.50%, 11/1/03                               $    450,000  $     454,500
Wesco Distribution, Inc., Sr. Sub.
Note, Series B, 9.13%, 6/1/08                      700,000        686,000
                                                             ------------
                                                                4,329,350
                                                             ------------
Leisure & Entertainment  (2.6%)
AMF Bowling Worldwide, Inc.,
13.00%, 2/28/08 *                                  525,000        569,625
Premier Parks, Inc., 9.75%, 6/15/07                525,000        543,375
Premier Parks, Inc., 0.00%, 4/1/08               1,825,000      1,761,125
Regal Cinemas, Inc., 9.38%, 2/1/12 *               625,000        653,125
                                                             ------------
                                                                3,527,250
                                                             ------------
MACHINERY & EQUIPMENT  (2.6%)
Agco Corp., 9.50%, 5/1/08                          750,000        798,750
Briggs & Stratton Corp., 8.88%, 3/15/11            350,000        369,250
Clark Materials Handling, Inc.,
Sr. Note, Series D, 0.00%, 11/15/06 **             100,000             10
Columbus Mckinnon Corp., Sr. Sub.
Note, 8.50%, 4/1/08                                600,000        549,000
Simonds Industries, Inc., 10.25%, 7/1/08           450,000        137,250
United Rentals, Inc., 10.75%, 4/15/08            1,275,000      1,364,250
United Rentals, Inc., Sr. Sub. Note,
Series B, 9.00%, 4/1/09                            250,000        242,500
                                                             ------------
                                                                3,461,010
                                                             ------------
OIL & GAS  (4.1%)
Amerigas Partners, 8.88%, 5/20/11                  175,000        182,875
BRL Universal Equipment,
8.88%, 2/15/08                                     250,000        253,750
Compton Petroleum Corp.,
9.90%, 5/15/09 *                                   425,000        437,363
Continental Resources, Inc.,
Sr. Sub. Note, 10.25%, 8/1/08                      575,000        520,375
Dresser, Inc., 9.38%, 4/15/11                      475,000        486,875
Forest Oil Corp., Sr. Sub. Note,
10.50%, 1/15/06                                    375,000        399,375
Hanover Equipment Trust,
8.75%, 9/1/11 *                                    450,000        425,250
Lone Star Technologies, Inc.,
9.00%, 6/1/11                                      450,000        432,000
Magnum Hunter Resources,
9.60%, 3/15/12 *                                   250,000        257,500
Petroleum Helicoptors, 9.38%, 5/1/09               475,000        491,625
Pogo Producing Co., Series B,
10.38%, 2/15/09                                    475,000        513,000
Swift Energy Co., 9.38%, 5/1/12                    325,000        310,375
Tesoro Petroleum Corp., 9.63%, 11/1/08             875,000        818,125
                                                             ------------
                                                                5,528,488
                                                             ------------
PRINTING & PUBLISHING  (2.9%)
Advanstar Communications, Inc.,
12.00%, 2/15/11                                    625,000        509,375
Advanstar, Inc., Series B, 0.00%,
10/15/11                                           150,000         64,125
American Media Operation,
10.25%, 5/1/09                                     650,000        685,750
Belo Corp., 8.00%, 11/1/08                         300,000        312,138
Block Communications, Inc.,
9.25%, 4/15/09 *                                   225,000        225,000
Hollinger International, Inc.,
Sr. Sub. Note, 9.25%, 3/15/07                      225,000        233,438

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------

CORPORATE BONDS  (continued)
PRINTING & PUBLISHING (CONTINUED)
Vertis, Inc., 10.88%, 6/15/09 *               $    500,000  $     497,500
Von Hoffman Corp., 10.25%, 3/15/09 *               250,000        257,500
Yell Finance BV, 0.00%, 8/1/11                     825,000        577,500
Yell Finance BV, 10.75%, 8/1/11                    425,000        469,625
Ziff Davis Media, Inc., 12.00%, 7/15/10            100,000         25,500
                                                             ------------
                                                                3,857,451
                                                             ------------
RETAILERS  (1.6%)
Advance Stores Co., Inc.,
10.25%, 4/15/08                                    375,000        395,625
J.C. Penney & Co., Inc., 7.38%, 6/15/04            475,000        475,594
J.C. Penney & Co., Inc., 7.60%, 4/1/07             650,000        642,687
Michaels Stores, Inc., 9.25%, 7/1/09               400,000        428,000
United Auto Group, Inc.,
9.63%, 3/15/12 *                                   200,000        204,000
                                                             ------------
                                                                2,145,906
                                                             ------------
SERVICES  (0.6%)
American Tower Corp., 9.38%, 2/1/09                200,000        110,000
Coinmach Corp., 9.00%, 2/1/10 *                    300,000        301,500
Sitel Corp., Sr. Sub. Note, 9.25%, 3/15/06         475,000        444,125
                                                             ------------
                                                                  855,625
                                                             ------------
STEEL  (0.4%)
Republic Technologies International,
0.00%, 7/15/09 **                                  200,000         13,500
Ryerson Tull, Inc., 9.13%, 7/15/06                 525,000        517,125
                                                             ------------
                                                                  530,625
                                                             ------------
SURFACE TRANSPORTATION  (1.0%)
Allied Holdings, Inc., Sr. Note,
Series B, 8.63%, 10/1/07                           400,000        314,000
Holt Group, 0.00%, 1/15/06 **                       50,000          1,750
Stena AB, 10.50%, 12/15/05                         175,000        180,250
Stena AB, 8.75%, 6/15/07                           800,000        788,000
                                                             ------------
                                                                1,284,000
                                                             ------------
TELECOMMUNICATIONS & CELLULAR  (3.1%)
Airgate PCS, Inc., 0.00%, 10/1/09                  750,000        153,750
Alamosa PCS Holdings, Inc.,
0.00%, 2/15/10                                   1,200,000        186,000
Call-Net Enterprises, Inc.,
10.63%, 12/31/08                                   214,177         61,040
Dolphin Telecom PLC, Series B,
0.00%, 5/15/09 **                                  300,000          1,530
Global Crossing Holding Ltd.,
0.00%, 11/15/09 **                                 950,000         11,875
Horizon PCS, Inc., 13.75%, 6/15/11 *               425,000        142,375
Millicom International Cellular SA,
13.50%, 6/1/06                                     600,000        213,000
Nextel Communications, Inc.,
0.00%, 9/15/07                                   1,000,000        550,000
Nextel Communications, Inc.,
0.00%, 2/15/08                                   1,075,000        499,875
Nextel Communications, Inc.,
9.38%, 11/15/09                                  1,775,000        909,687
Nextel Partners, Inc., 0.00%, 2/1/09                81,000         21,465
Nextel Partners, Inc., 12.50%, 11/15/09            275,000        116,875
Nextel Partners, Inc., 11.00%, 3/15/10             450,000        182,250
Rogers Cantel, Inc., 8.80%, 10/1/07                150,000        111,750
Tritel PCS, Inc., 0.00%, 5/15/09                   504,000        404,460
Triton PCS, Inc., Sr. Sub. Note,
0.00%, 5/1/08                                      300,000        184,500
Viatel, Inc., 0.00%, 4/15/08                       625,000          2,188


                                                                              38

                        GARTMORE VARIABLE INSURANCE TRUST
                      FEDERATED GVIT HIGH INCOME BOND FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------

CORPORATE BONDS  (CONTINUED)
TELECOMMUNICATIONS &CELLULAR (CONTINUED)
 Voicestream Wireless Corp.,
0.00%, 11/15/09                               $    569,000  $     371,273
                                                             ------------
                                                                4,123,893
                                                             ------------
UTILITIES  (3.7%)
Caithness Coso Fund, Sr. Note,
Series B, 9.05%, 12/15/09                          849,850        871,096
Calpine Corp., 8.50%, 5/1/08                     1,125,000        759,375
Calpine Corp., 8.50%, 2/15/11                    2,450,000      1,629,250
CMS Energy Corp., 8.90%, 7/15/08                   475,000        372,875
CMS Energy Corp., 8.50%, 4/15/11                   400,000        312,000
CMS Energy Corp., Sr. Note,
7.50%, 1/15/09                                     525,000        433,125
El Paso Electric Co., Series E,
9.40%, 5/1/11                                      475,000        521,830
                                                             ------------
                                                                4,899,551
                                                             ------------
TOTAL CORPORATE BONDS                                         126,322,019
                                                             ------------

-------------------------------------------------------------------------
SECURITY DESCRIPTION                             SHARES         VALUE
-------------------------------------------------------------------------

COMMON STOCKS  (0.1%)
CONTAINER & GLASS PRODUCTS  (0.0%)
Russell Stanley Holdings, Inc.                       4,000              0
                                                             ------------
LEISURE & ENTERTAINMENT  (0.0%)
AMF Bowling Worldwide, Inc.                            353          9,355
                                                             ------------
METALS & MINING  (0.1%)
Horizon Natural Resources Co.                       15,143        185,501
                                                             ------------
TELECOMMUNICATIONS & CELLULAR  (0.0%)
Call-Net Enterprises, Inc. Class B                  10,292          4,117
                                                             ------------
TOTAL COMMON STOCKS                                               198,973
                                                             ------------
PREFERRED STOCKS  (1.2%)
Broadcast Radio & TV  (0.8%)
Sinclair Broadcast Group, Inc., PIK,
HYTOPS, 11.63%                                      10,175      1,040,393
                                                             ------------
CABLE TELEVISION  (0.0%)
Pegasus Communications, 12.75%                           0             32
                                                             ------------
HEALTHCARE  (0.0%)
River Holdings Corp., Series B, PIK, 11.50%            781         10,544
                                                             ------------
PRINTING & PUBLISHING  (0.4%)
Primedia, Inc., Series D, 10.00%                     2,625        101,063
Primedia, Inc., Series E, 9.20%                      8,000        292,000
Primedia, Inc., Series H, 8.63%                      3,650        125,925
                                                             ------------
                                                                  518,988
                                                             ------------
TELECOMMUNICATIONS & CELLULAR  (0.0%)
McLeodUSA, Inc., Series A, 2.50%                     4,671         17,516
Nextel Communications, Inc.,
Series E, PIK, 11.13%                                  179         38,485
                                                             ------------
                                                                   56,001
                                                             ------------
TOTAL PREFERRED STOCKS                                          1,625,958
                                                             ------------

-------------------------------------------------------------------------
SECURITY DESCRIPTION                             SHARES         VALUE
-------------------------------------------------------------------------

WARRANTS  (0.0%)
BROADCAST RADIO & TV  (0.0%)
Loral Space & Communications,
expiring 12/26/06                                    4,070  $       2,442
XM Satellite Radio, expiring  03/15/10 *               300          2,325
                                                             ------------
                                                                    4,767
                                                             ------------
CONSUMER PRODUCTS  (0.0%)
Jostens Inc., expiring 05/01/10 *                      300          3,075
                                                             ------------
CONTAINER & GLASS PRODUCTS  (0.0%)
Pliant Corp., expiring 06/01/10 *                      275            550
                                                             ------------
LEISURE & ENTERTAINMENT  (0.0%)
AMF Bowling Worldwide, Inc.
Class A, expiring 03/09/09                             830          4,980
AMF Bowling Worldwide, Inc.
Class B, expiring 03/09/09                             811          4,055
                                                             ------------
                                                                    9,035
                                                             ------------
PRINTING & PUBLISHING  (0.0%)
Advanstar Holdings Corp., expiring 10/15/11            150              0
                                                             ------------
STEEL  (0.0%)
Republic Technologies, expiring 07/15/09               200              0
                                                             ------------
TELECOMMUNICATIONS & CELLULAR  (0.0%)
McLeodUSA, Inc., expiring 04/16/07                  10,348          1,345
                                                             ------------
TOTAL WARRANTS                                                     18,772
                                                             ------------

-------------------------------------------------------------------------
SECURITY DESCRIPTION                            PRINCIPAL       VALUE
-------------------------------------------------------------------------

REPURCHASE AGREEMENT  (1.7%)
Fifth Third Bank, 1.86%, dated 6/28/02
due 7/1/02, repurchase price $2,302,339
(Fully collateralized by Freddie
Mac Securities)                               $  2,301,982      2,301,982
                                                             ------------
TOTAL REPURCHASE AGREEMENT                                      2,301,982
                                                             ------------
TOTAL INVESTMENTS
(COST $147,481,133) (a) - 97.8%                               130,467,704
OTHER ASSETS IN
EXCESS OF LIABILITIES - 2.2%                                    2,949,505
                                                             ------------
NET ASSETS - 100.0%                                          $133,417,209
                                                             ============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

             Unrealized appreciation       $    3,798,589
             Unrealized depreciation          (20,812,018)
                                           ---------------
             Net unrealized depreciation   $  (17,013,429)
                                           ===============

     Aggregate cost for federal income tax purposes is substantially the same.

* Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.

**   Bond in default.

HYTOPS     High Yield Trust Offered Preferred Securities

PIK     Paid-In-Kind

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                        MAS GVIT MULTI SECTOR BOND FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)

---------------------------------------------------------------------
SECURITY DESCRIPTION                         PRINCIPAL       VALUE
---------------------------------------------------------------------
CORPORATE BONDS  (33.6%)
AEROSPACE / DEFENSE  (0.8%)
Lockheed Martin,
7.75%, 05/01/26                            $   125,000  $     138,421
Raytheon Co., 8.20%, 03/01/06                  180,000        198,497
Raytheon Co., 6.15%, 11/01/08                  100,000        102,642
Raytheon Co., 8.30%, 03/01/10                  365,000        416,014
Systems 2001 Asset Trust,
6.66%, 09/15/13*                               639,008        678,890
                                                         ------------
                                                            1,534,464
                                                         ------------
AIRLINES  (0.5%)
Air Canada, 10.25%, 03/15/11                   325,000        254,313
Continental Airlines, Inc., 6.90%,
01/02/18                                       378,090        373,781
US Airways, Inc., 7.08%, 03/20/21              250,182        256,154
                                                         ------------
                                                              884,248
                                                         ------------
AUTO PARTS & EQUIPMENT  (0.8%)
Arvinmeritor, Inc., 6.63%, 06/15/07             85,000         84,879
Arvinmeritor, Inc., 8.75%, 03/01/12            300,000        321,557
Collins & Aikman Products, Inc.,
11.50%, 04/15/06                                60,000         56,850
Collins & Aikman Products, Inc.,
10.75%, 12/31/11*                              305,000        306,525
Dana Corp., 9.00%, 08/15/11                    380,000        374,301
Dura Operating Corp.,
8.63%, 04/15/12*                               170,000        170,850
Lear Corp., 8.11%, 05/15/09                    170,000        174,250
                                                         ------------
                                                            1,489,212
                                                         ------------
AUTOMOTIVE  (0.4%)
Daimler Chrysler NA Holdings,
8.50%, 01/18/31                                625,000        690,958
Ford Motor Co., 6.63%, 10/01/28                 75,000         63,242
                                                         ------------
                                                              754,200
                                                         ------------
BANKING  (1.0%)
Bank One Corp., 6.00%, 02/17/09                295,000        302,536
Chase Manhattan Corp., 7.00%, 11/15/09         240,000        254,609
JP Morgan Chase & Co.,
5.35%, 03/01/07                                355,000        359,404
KFW International Finance,
2.05%, 09/21/09 (JPY)                       94,000,000        859,601
Sudwest Landes Bank, 17.50%, 05/05/03          180,000         47,309
                                                         ------------
                                                            1,823,459
                                                         ------------
BROADCAST MEDIA  (1.5%)
AOL Time Warner, Inc., 7.63%, 04/15/31         520,000        455,316
Clear Channel Communications,
7.65%, 09/15/10                                305,000        311,827
Echostar DBS Corp., 9.38%, 02/01/09            200,000        185,000
News America, Inc., 8.88%, 04/26/23            615,000        651,534
News America, Inc., 7.28%, 06/30/28            105,000         93,451
Nextmedia Operating, Inc.,
10.75%, 07/01/11*                              175,000        176,750
Salem Communications
Holding Corp., 9.00%, 07/01/11                 350,000        353,500
Time Warner, Inc., 7.57%, 02/01/24             150,000        133,338
Time Warner, Inc., 6.63%, 05/15/29             240,000        187,116
Young Broadcasting, Inc.,
10.00%, 03/01/11                               305,000        269,925
                                                         ------------
                                                            2,817,757
                                                         ------------

---------------------------------------------------------------------
SECURITY DESCRIPTION                         PRINCIPAL       VALUE
---------------------------------------------------------------------
CORPORATE BONDS  (CONTINUED)
Cable  (1.2%)
British Sky Broadcasting Group,
6.88%, 02/23/09                            $   325,000  $     298,959
British Sky Broadcasting Group,
8.20%, 07/15/09                                520,000        511,169
Callahan Nordrhein-Westf,
14.00%, 07/15/10                               650,000         26,000
Charter Communication Holdings,
0/13.50%, 01/15/11                             105,000         39,375
Charter Communications Holdings,
0/11.75%, 05/15/11                             370,000        129,500
Charter Communications, LLC,
Series B, 10.25%, 01/15/10                     350,000        238,000
Comcast Cable Communication, Inc.,
6.75%, 01/30/11                                535,000        477,855
CSC Holdings, Inc., 7.25%, 07/15/08            425,000        343,479
TCI Communications, Inc.,
7.88%, 02/15/26                                155,000        137,749
United Pan-Europe Communications,
0.00%, 08/01/09*****                           350,000         45,500
                                                         ------------
                                                            2,247,586
                                                         ------------
CHEMICALS / PLASTICS  (0.7%)
Equistar Chemical, 10.13%, 09/01/08            325,000        310,375
Huntsman Corp., 10.13%, 07/01/09               360,000        322,200
ISP Holdings, Inc., 10.63%, 12/15/09*          410,000        405,900
Lyondell Chemical Co., 9.63%, 05/01/07         110,000        105,050
Millennium America, Inc.,
9.25%, 06/15/08                                110,000        112,200
                                                         ------------
                                                            1,255,725
                                                         ------------
COMPUTERS / HARDWARE  (0.2%)
Sun Microsystems, Inc., 7.65%, 08/15/09        385,000        406,456
                                                         ------------
Construction & Building Materials  (1.2%)
Beazer Homes USA, 8.63%, 05/15/11              425,000        431,375
Centex Corp, 7.88%, 02/01/11                   285,000        310,045
Centex Corp., 7.50%, 01/15/12                  160,000        170,880
Kennametal, Inc., 7.20%, 06/15/12              130,000        129,905
Pulte Homes, Inc., 7.88%, 08/01/11             385,000        405,472
Schuler Homes, 9.38%, 07/15/09                 250,000        255,000
Toll Brothers, Inc., 8.25%, 02/01/11           450,000        452,250
                                                         ------------
                                                            2,154,927
                                                         ------------
DIVERSIFIED  (0.0%)
Murrin Murrin Holdings, 9.38%, 08/31/07        125,000         33,750
                                                         ------------
ELECTRONIC COMPONENTS  (0.1%)
Stoneridge, Inc., 11.50%, 05/01/12*            100,000        101,000
                                                         ------------
ENTERTAINMENT  (0.5%)
Horseshoe Gaming Holdings,
8.63%, 05/15/09                                550,000        559,625
International Game Technology,
8.38%, 05/15/09                                370,000        390,350
                                                         ------------
                                                              949,975
                                                         ------------
ENVIRONMENTAL CONTROLS  (1.3%)
Allied Waste North America,
8.88%, 04/01/08                                575,000        563,500
Honeywell International, 6.13%, 11/01/11       410,000        419,456
Republic Services, Inc., 6.75%, 08/15/11       280,000        288,417
Waste Management, Inc., 7.13%, 10/01/07        450,000        468,795
Waste Management, Inc., 7.38%, 08/01/10        595,000        617,818
                                                         ------------
                                                            2,357,986
                                                         ------------

                        GARTMORE VARIABLE INSURANCE TRUST
                        MAS GVIT MULTI SECTOR BOND FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


========================================================================
SECURITY DESCRIPTION                           PRINCIPAL        VALUE
========================================================================
CORPORATE BONDS  (continued)

FINANCIAL SERVICES  (4.1%)
Case Credit Corp., 6.13%, 02/15/03             $  250,000  $     245,410
CIT Group, Inc., 5.63%, 05/17/04                  100,000         95,946
CIT Group, Inc., 6.50%, 02/07/06                   95,000         92,110
CIT Group, Inc., 7.75%, 04/02/12                   90,000         88,598
Citigroup, Inc., 6.00%, 02/21/12                  215,000        215,870
Farmers Exchange Capital,
7.05%, 07/15/28*                                  400,000        296,693
Ford Motor Credit Co., 7.38%, 10/28/09            850,000        879,924
Ford Motor Credit Co., 7.25%, 10/25/11            185,000        185,887
General Electric Capital Corp.,
6.75%, 03/15/32                                   685,000        672,857
General Motors Acceptance Corp.,
6.88%, 09/15/11                                   320,000        317,701
General Motors Acceptance Corp.,
8.00%, 11/01/31                                   305,000        311,939
Goldman Sachs Group, 6.88%, 01/15/11              665,000        689,434
Goldman Sachs Group, 6.60%, 01/15/12              145,000        147,698
GS Escrow Corp., 7.13%, 08/01/05                  360,000        384,475
Household Finance Corp.,
6.40%, 06/17/08                                   150,000        150,479
Household Finance Corp.,
5.88%, 02/01/09                                   345,000        331,457
Household Finance Corp.,
8.00%, 07/15/10                                   250,000        264,055
John Hancock, 7.38%, 02/15/24                     545,000        567,536
Merrill Lynch & Co., 6.00%, 11/15/04               30,000         31,416
Prudential Holdings, LLC,
7.25%, 12/18/23*                                1,165,000      1,224,311
Prudential Holdings, LLC,
8.70%, 12/18/23*                                  520,000        564,216
                                                            ------------
                                                               7,758,012
                                                            ------------
FOOD PRODUCTS / SERVICES  (1.1%)
Kroger Co., 8.00%, 09/15/29                       240,000        264,270
Kroger Co., 7.50%, 04/01/31                       455,000        473,671
Smithfield Foods, Inc., 7.63%, 02/15/08           800,000        797,999
Smithfield Foods, Inc., 8.00%, 10/15/09           425,000        431,375
                                                            ------------
                                                               1,967,315
                                                            ------------
FORESTRY  (0.2%)
Tembec Industries, Inc., 8.50%, 02/01/11          425,000        437,750
                                                            ------------
HEALTHCARE/HEALTHCARE SERVICES  (2.2%)
Aetna, Inc., 7.88%, 03/01/11                      470,000        495,059
HCA, Inc., 6.91%, 06/15/05                        200,000        208,673
HCA, Inc., 8.75%, 09/01/10                        500,000        564,232
Health Net, Inc., 8.38%, 04/15/11                 840,000        933,911
Healthsouth Corp., 8.38%, 10/01/11                480,000        501,600
Healthsouth Corp., 7.63%, 06/01/12*               535,000        529,981
Manor Care, Inc., 8.00%, 03/01/08                 490,000        505,313
Tenet Healthcare Corp., 6.88%, 11/15/31           305,000        300,240
                                                            ------------
                                                               4,039,009
                                                            ------------
HOTELS / CASINOS  (2.2%)
Harrahs Entertainment, 8.00%, 02/01/11            625,000        676,040
HMH Properties, Inc., Series A,
7.88%, 08/01/05                                   250,000        243,750
HMH Properties, Inc., Series B, 7.88%,
08/01/08                                          300,000        285,750
HMH Properties, Inc., Series C,
8.45%, 12/01/08                                   125,000        122,500


========================================================================
SECURITY DESCRIPTION                           PRINCIPAL        VALUE
========================================================================
CORPORATE BONDS  (continued)

HOTELS / CASINOS  (continued)
Hyatt Equities, LLC,, 6.88%, 06/15/07          $  130,000  $     130,561
Park Place Entertainment,
7.88%, 12/15/05                                   350,000        350,875
Park Place Entertainment,
7.50%, 09/01/09                                 1,165,000      1,148,475
Starwood Hotels & Resorts,
7.38%, 05/01/07*                                  150,000        147,563
Starwood Hotels & Resorts,
7.88%, 05/01/12*                                  340,000        333,200
Station Casinos, Inc., 8.88%, 12/01/08            375,000        380,625
Station Casinos, Inc., 9.88%, 07/01/10            200,000        211,500
Venitian Casino / LV Sands,
11.00%, 06/15/10*                                 150,000        150,938
                                                            ------------
                                                               4,181,777
                                                            ------------
INSURANCE  (1.8%)
AIG Sunamerica Global Finance,
6.90%, 03/15/32*                                  605,000        628,083
Anthem Insurance, 9.13%, 04/01/10*                240,000        271,228
Anthem Insurance, 9.00%, 04/01/27*                170,000        191,772
AXA Financial, Inc., 7.75%, 08/01/10              460,000        514,340
Cigna Corp., 6.38%, 10/15/11                      375,000        386,987
Farmers Insurance Exchange,
8.63%, 05/01/24*                                  250,000        221,249
Hartford Financial Services,
7.90%, 06/15/10                                   350,000        392,280
Hartford Life, 7.38%, 03/01/31                    110,000        117,193
Metropolitan Life Insurance Co.,
7.80%, 11/01/25*                                  515,000        555,723
                                                            ------------
                                                               3,278,855
                                                            ------------
INTERNET  (0.1%)
Exodus Communications, Inc.,
11.63%, 07/15/10*****                             335,000         55,275
PSINet, Inc., Series B, 10.00%,
02/15/05*****                                     525,000         50,531
PSINet, Inc., Series B,
11.00%, 08/01/09*****                             350,000         34,125
Rhythms Netconnection,
14.00%, 02/15/10*****                             400,000         22,000
                                                            ------------
                                                                 161,931
                                                            ------------
MACHINERY - CONSTRUCTION / MINING  (0.1%)
Case Corp., Series B, 6.25%, 12/01/03             250,000        244,021
                                                            ------------
MANUFACTURING  (0.7%)
Flowserve Corp., 12.25%, 08/15/10                 179,000        202,270
Louisiana Pacific Corp.,
10.88%, 11/15/08                                  265,000        291,500
Louisiana Pacific Corp., 8.88%, 08/15/10          120,000        130,663
Pacifica Papers, Inc., 10.00%, 03/15/09           400,000        424,999
Tyco International Group SA,
6.75%, 02/15/11                                   240,000        186,377
Tyco International Group SA,
6.38%, 10/15/11                                   190,000        145,447
                                                            ------------
                                                               1,381,256
                                                            ------------
MEDICAL - WHOLESALE DRUG DISTRIBUTORS  (0.3%)
Amerisourcebergen Corp.,
8.13%, 09/01/08                                   520,000        536,900
                                                            ------------

                      GARTMORE VARIABLE INSURANCE TRUST
                      MAS GVIT MULTI SECTOR BOND FUND
       STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


=====================================================================
SECURITY DESCRIPTION                         PRINCIPAL      VALUE
=====================================================================
CORPORATE BONDS  (continued)

OIL & GAS  (2.3%)
Chesapeake Energy Corp., 8.13%,
04/01/11                                      $700,000  $     687,750
Conoco, Inc., 6.95%, 04/15/29                  265,000        270,824
Consolidated Natural Gas,
6.25%, 11/01/11                                165,000        165,444
Husky Oil Ltd., 8.90%, 08/15/28                600,000        641,642
Magnum Hunter Resources,
9.60%, 03/15/12*                                45,000         46,350
Pemex Master Trust, 8.63%, 02/01/22*           190,000        185,725
Pemex Project Funding Master Trust,
9.13%, 10/13/10                                220,000        231,000
Petroleos Mexicanos, 9.50%, 09/15/27           300,000        326,250
RAS Laffan Liquid Natural Gas,
8.29%, 03/15/14*                               340,000        361,250
Stone Energy Corp., 8.25%, 12/15/11            260,000        260,000
Tesoro Petroleum Corp., 9.63%, 04/01/12*       540,000        494,100
Vintage Petroleum, Inc., 7.88%, 05/15/11       700,000        633,500
                                                         ------------
                                                            4,303,835
                                                         ------------
PACKAGING / CONTAINERS  (0.6%)
Norampac, Inc., 9.50%, 02/01/08                270,000        287,550
Owens-Illinois, Inc., 7.35%, 05/15/08          175,000        157,500
Owens-Illinois, Inc., 7.50%, 05/15/10          620,000        554,900
Riverwood International Co.,
10.88%, 04/01/08                               105,000        109,200
                                                         ------------
                                                            1,109,150
                                                         ------------
PAPER & FOREST PRODUCTS  (0.3%)
Abitibi-Consolidated, Inc., 8.55%, 08/01/10     80,000         83,504
Abitibi-Consolidated, Inc., 8.85%, 08/01/30     85,000         83,098
Meadwestvaco Corp., 6.85%, 04/01/12            170,000        178,477
Pindo Deli Financial Mauritius,
10.75%, 10/01/07*****                          570,000        131,100
Tjiwi Kimia Finance Mauritius,
10.00%, 08/01/04*****                          195,000         46,800
Tjiwi Kimia International BV,
13.25%, 08/01/01*****                          420,000        100,800
                                                         ------------
                                                              623,779
                                                         ------------
PRINTING & PUBLISHING  (0.5%)
Mail-Well I Corp., 9.63%, 03/15/12*            325,000        326,625
Primedia, Inc., 8.88%, 05/15/11                575,000        431,250
Quebecor Media, Inc., 0.00%, 07/15/11          225,000        131,625
Quebecor Media, Inc., 11.13%, 07/15/11          90,000         88,650
                                                         ------------
                                                              978,150
                                                         ------------
REAL ESTATE  (1.0%)
EOP Operating LP, 7.25%, 06/15/28              275,000        264,157
EOP Operating LP, 7.50%, 04/19/29              200,000        196,793
Istar Financial, Inc., 8.75%, 08/15/08         330,000        327,113
Simon Debartolo Property,
6.38%, 11/15/07                                345,000        353,967
Vornado Realty, 5.63%, 06/15/07,
5.63%, 06/15/07                                155,000        154,134
World Financial, 6.91%, 09/01/13*              477,878        495,664
                                                         ------------
                                                            1,791,828
                                                         ------------
RENTAL AUTO/EQUIPMENT  (0.2%)
Hertz Corp., 7.63%, 08/15/07                   265,000        275,860
Hertz Corp., 7.40%, 03/01/11                    90,000         88,692
                                                         ------------
                                                              364,552
                                                         ------------


=====================================================================
SECURITY DESCRIPTION                         PRINCIPAL      VALUE
=====================================================================
CORPORATE BONDS  (continued)

RESORTS & THEME PARKS  (0.2%)
Six Flags, Inc., 8.88%, 02/01/10*             $330,000  $     328,350
                                                         ------------
RETAIL  (0.4%)
Federated Department Stores,
6.30%, 04/01/09                                150,000        152,496
Federated Department Stores,
6.90%, 04/01/29                                260,000        251,059
Lowe's Company, Inc., 6.50%, 03/15/29          400,000        384,311
                                                         ------------
                                                              787,866
                                                         ------------
STEEL MANUFACTURING / PRODUCTS  (0.1%)
National Steel Corp., Series
D, 9.88%, 03/01/09*****                        400,000        148,000
                                                         ------------
TELECOMMUNICATIONS  (2.9%)
Alltel Corp, 7.00%, 07/01/12                   145,000        144,678
American Cellular Corp., 9.50%, 10/15/09       675,000        121,500
AT&T Corp., 7.30%, 11/15/11*                    80,000         66,400
AT&T Corp., 8.00%, 11/15/31*                   545,000        427,825
AT&T Wireless Services, Inc.,
8.75%, 03/01/31                                495,000        382,284
Centennial Cellular Corp.,
10.75%, 12/15/08                               525,000        252,000
Echostar DBS Corp., 9.13%, 01/15/09*           440,000        402,600
Focal Communications Corp.,
11.88%, 01/15/10                               487,000         77,920
Global Crossing Holdings, Ltd.,
8.70%, 08/01/07*****                           750,000          7,500
Global Crossing Holdings, Ltd.,
9.63%, 05/15/08*****                           300,000          3,000
GTE Corp., 6.94%, 04/15/28                     435,000        388,368
Hyperion Telecommunications,
13.00%, 04/15/03*****                          625,000             63
Metromedia Fiber Network, Inc.,
10.00%, 12/15/09                               550,000          5,500
Netia Holdings II BV,
13.13%, 06/15/09*****                          100,000         16,000
Nextel Communications, Inc.,
0.00%, 09/15/07                                685,000        373,325
Nextel Communications, Inc.,
0.00%, 10/31/07                                325,000        162,500
Nextel Communications, Inc.,
9.38%, 11/15/09                                310,000        157,325
Nextlink Communications, Inc.,
0/12.25%, 06/01/09*****                        350,000          5,250
Nextlink Communications, Inc.,
10.75%, 11/15/08*****                          500,000         12,500
NTL Communications Corp.,
11.88%, 10/01/10*****                          300,000         79,500
NTL, Inc., Series B,
0/9.75%, 04/01/08*****                         975,000        214,500
Primus Telecommunications Group,
11.25%, 01/15/09                                90,000         48,600
Primus Telecommunications Group,
12.75%, 10/15/09                               285,000        153,900
PTC International Finance BV,
0.00%, 07/01/07                                475,000        484,499
Qwest Capital Funding,
7.90%, 08/15/10                                410,000        231,650
RCN Corp., 0/11.13%, 10/15/07                  775,000        178,250
RSL Communications, PLC,
12.25%, 11/15/06*****                          275,000          5,500

                        GARTMORE VARIABLE INSURANCE TRUST
                        MAS GVIT MULTI SECTOR BOND FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===================================================================
SECURITY DESCRIPTION                       PRINCIPAL      VALUE
===================================================================
CORPORATE BONDS  (continued)

TELECOMMUNICATIONS  (CONTINUED)
RSL Communications, PLC,
9.10%, 03/01/08*****                      $  605,000  $      12,100
Sprint Cap Corp., 8.38%, 03/15/12*           390,000        323,097
Telewest Communications PLC,
11.00%, 10/01/07                             150,000         60,000
Telewest Communications PLC,
0.00%, 04/15/09                              775,000        232,500
Telus Corp., 8.00%, 06/01/11                 105,000         87,246
Verizon New England, 6.50%, 09/15/11         190,000        185,807
WinStar Communications,
14.75%, 04/15/05*****                      2,265,000            227
Worldcom, Inc., 6.95%, 08/15/28              215,000         32,250
                                                       ------------
                                                          5,336,164
                                                       ------------
TEXTILE - HOME FURNISHINGS  (0.1%)
Mohawk Industries, Inc.,
7.20%, 04/15/12*                             110,000        116,799
                                                       ____________
UTILITIES / POWER PRODUCERS  (2.0%)
BRL Universal Equipment,
8.88%, 02/15/08                              325,000        321,750
Calpine Corp., 8.50%, 02/15/11               315,000        211,050
Detroit Edison Co., 6.13%, 10/01/10          230,000        229,239
El Paso Corp., 7.00%, 05/15/11                75,000         71,777
El Paso Corp., 7.88%, 06/15/12               490,000        493,319
Korea Electric Power, 6.38%, 12/01/03        370,000        385,614
Korea Electric Power, 7.75%, 04/01/13        200,000        222,198
Mirant Americas Generation, LLC,
7.20%, 10/01/08*                             455,000        359,450
Nisource Finance Corp., 7.88%, 11/15/10      170,000        175,696
PG&E National Energy Group,
10.38%, 05/16/11                             400,000        408,000
PSEG Energy Holdings, 9.13%, 02/10/04        260,000        264,577
Williams Companies, Inc.,
7.50%, 01/15/31                              765,000        549,381
                                                       ------------
                                                          3,692,051
                                                       ------------
TOTAL CORPORATE BONDS                                    62,378,095
                                                       ------------
SOVEREIGN BONDS  (17.8%)

ALGERIA  (0.1%)
Algeria Tranche 3, 2.88%, 03/04/10****       190,909        168,955
                                                       ------------
ARGENTINA  (0.3%)
Republic of Argentina, 0.00%, 03/15/10       840,000        159,636
Republic of Argentina, 0.00%, 06/15/15       220,000         37,950
Republic of Argentina, 0.00%, 03/31/23       640,000        280,828
Republic of Argentina,
11.75%, 04/07/09*****                        490,000         93,100
                                                       ------------
                                                            571,514
                                                       ------------
BRAZIL  (1.8%)
Brazil NMB 3.13%, 04/15/09****               527,060        328,095
Federal Republic of Brazil,
8.88%, 04/15/24                            1,530,000        734,400
Federal Republic of Brazil,
3.06%, 04/15/24****                        1,160,000        680,050
Federal Republic of Brazil,
3.13%, 04/15/12****                          930,000        492,900

===================================================================
SECURITY DESCRIPTION                       PRINCIPAL      VALUE
===================================================================
SOVEREIGN BONDS  (continued)

BRAZIL  (CONTINUED)
Federal Republic of Brazil, 3.13%,
04/15/12****                              $  330,000  $     174,900
Federal Republic of Brazil, C-Bond,
8.00%, 04/15/14                            1,416,123        883,307
                                                       ------------
                                                          3,293,652
                                                       ------------
BULGARIA  (0.2%)
Republic of Bulgaria, 8.25%, 01/15/15*        99,000         98,505
Republic of Bulgaria, Series A,
2.81%, 07/28/12****                          250,000        227,500
                                                       ------------
                                                            326,005
                                                       ------------
COLUMBIA  (0.2%)
Republic of Colombia, 10.00%, 01/23/12       440,000        414,700
                                                       ------------
CROATIA  (0.0%)
Croatia, 2.88%, 07/31/10                      81,818         81,818
                                                       ------------
DOMINICAN REPUBLIC  (0.3%)
Dominican Republic, 9.50%, 09/27/06          280,000        298,775
Dominican Republic, 9.50%, 09/27/06*         190,000        200,450
                                                       ------------
                                                            499,225
                                                       ------------
GERMANY  (3.5%)
Bundes Republic of Deutschland,
5.63%, 01/04/28                            3,620,000      3,720,669
Treuhananstalt, 7.50%, 09/09/04            2,650,000      2,798,435
                                                       ------------
                                                          6,519,104
                                                       ------------
ITALY  (0.1%)
Buoni Poliennali Del Tesson,
5.25%, 11/01/29                              120,000        115,055
                                                       ------------
IVORY COAST  (0.1%)
Ivory Coast, 2.00%, 03/29/18                 365,750         84,580
Ivory Coast, 2.00%, 03/29/18                 745,000        144,679
                                                       ------------
                                                            229,259
                                                       ------------
JAMAICA  (0.1%)
Government of Jamaica,
10.63%, 06/20/17                             190,000        203,300
                                                       ------------
MALAYSIA  (0.5%)
Malaysia, 7.50%, 07/15/1                     810,000        864,675
                                                       ------------
MEXICO  (2.4%)
United Mexican States,
10.38%, 02/17/09                             220,000        251,570
United Mexican States,
9.88%, 02/01/10                            1,360,000      1,519,800
United Mexican States,
8.38%, 01/14/11                              840,000        871,500
United Mexican States,
11.38%, 09/15/16                             930,000      1,146,225
United Mexican States Global Bonds,
11.50%, 05/15/26                             580,000        735,730
                                                       ------------
                                                          4,524,825
                                                       ------------
MOROCCO  (0.3%)
Kingdom of Morocco, R & C A,
2.75%, 01/05/09****                          628,592        556,304
                                                       ------------

                        GARTMORE VARIABLE INSURANCE TRUST
                        MAS GVIT MULTI SECTOR BOND FUND
         STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


============================================================================
SECURITY DESCRIPTION                                PRINCIPAL      VALUE
============================================================================
SOVEREIGN BONDS  (continued)

NIGERIA  (0.1%)
Nigeria Promissory Note,
5.09%, 01/05/10                                   $   560,000  $     201,600
                                                                ------------
PANAMA  (0.2%)
Republic of Panama, 9.63%, 02/08/11                   160,000        152,240
Republic of Panama, 2.63%, 07/17/16                   125,997         99,332
Republic of Panama, 9.38%, 04/01/29                   150,000        150,000
                                                                ------------
                                                                     401,572
                                                                ------------
PERU  (0.3%)
Republic of Peru, 4.00%, 03/07/17****                 330,000        217,800
Republic of Peru, 4.50%, 03/07/17****                 455,400        330,165
                                                                ------------
                                                                     547,965
                                                                ------------
PHILIPPINES  (0.3%)
Republic of Philippines, 8.38%, 03/12/09              290,000        288,913
Republic of Philippines, 9.38%, 01/18/17              330,000        336,600
                                                                ------------
                                                                     625,513
                                                                ------------
QATAR  (0.2%)
State of Qatar, 9.75%, 06/15/30                       370,000        444,366
                                                                ------------
RUSSIA  (1.7%)
Mashpriboringtorg, 06/22/90*****                        2,040          1,627
Ministry Finance Russia, 10.00%, 06/26/07             580,000        614,510
Russian Federation, 12.75%, 06/24/28                  950,000      1,137,150
Russian Federation, 5.00%, 03/31/30                 1,060,000        735,852
Russian Loan, 0.00%, 10/25/02                         182,645        137,669
Russian Raznoexport, 04/26/90*****                     86,947         70,005
Russian Raznoexport, 05/07/90*****                     78,288         62,915
Russian Raznoexport, 07/08/90*****                    176,750        140,545
Russian Raznoexport, 07/22/90*****                    185,750        147,346
Russian Raznoexport, 07/22/90*****                    166,250        131,877
Russian Rosveneshtorg, 12/21/91*****                   54,738         40,229
                                                                ------------
                                                                   3,219,725
                                                                ------------
SOUTH AFRICA  (0.0%)
Republic of South Africa, 7.38%, 04/25/12              75,000         74,156
                                                                ------------
SPAIN  (4.1%)
Bonos Y Oblig Del Estado,
5.15%, 07/30/09                                     7,250,000      7,264,816
Bonos Y Oblig Del Estado,
6.15%, 01/31/13                                       330,000        350,850
                                                                ------------
                                                                   7,615,666
                                                                ------------
SWEDEN  (0.1%)
Sweden Government,
10.25%, 05/05/03 (SEK)                                900,000        102,248
                                                                ------------
TUNISIA  (0.2%)
Banque Cent De Tunisie, 7.38%, 04/25/12               300,000        289,500
                                                                ------------
TURKEY  (0.1%)
Republic of Turkey, 12.38%, 06/15/09                  170,000        157,888
                                                                ------------
UKRAINE  (0.1%)
Ukraine Government, 11.00%, 03/15/07                  116,590        118,397
                                                                ------------


============================================================================
SECURITY DESCRIPTION                                PRINCIPAL      VALUE
============================================================================
SOVEREIGN BONDS  (continued)

VENEZUELA  (0.5%)
Republic of Venezuela,
9.25%, 09/15/27                                   $ 1,010,000  $     646,400
Venezuela Government,
6.75%, 03/31/20                                       230,000        170,775
Venezuela Government,
Series A, 2.88%, 12/18/07****                         130,951         96,542
                                                                ------------
                                                                     913,717
                                                                ------------
TOTAL SOVEREIGN BONDS                                             33,080,704
                                                                ------------
U.S. GOVERNMENT AGENCIES  (15.8%)

FEDERAL HOME LOAN MORTGAGE CORPORATION  (0.0%)
IOETTE, Series 1103, Class N,
1156.50%, 06/15/21                                         81          1,679
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  (11.1%)
6.00%, 08/01/32 TBA**                               2,800,000      2,785,751
6.00%, 08/01/32 TBA**                               9,500,000      9,642,994
7.00%, 08/16/29 TBA**                               8,000,000      8,255,000
                                                                ------------
                                                                  20,683,745
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  (4.7%)
6.00%, 08/01/32 TBA**                               1,950,000      1,940,250
6.50%, 07/01/32 TBA**                               1,900,000      1,937,407
7.00%, 07/15/32 TBA**                               4,750,000      4,929,607
                                                                ------------
                                                                   8,807,264
                                                                ------------
TOTAL U.S. GOVERNMENT AGENCIES                                    29,492,688
                                                                ------------
U.S. GOVERNMENT OBLIGATIONS  (15.6%)

U.S. TREASURY NOTES  (14.6%)
7.88%, 11/15/04                                    20,000,000     22,164,420
6.75%, 05/15/05                                     4,500,000      4,911,327
                                                                ------------
                                                                  27,075,747
                                                                ------------
U.S. TREASURY STRIPS  (1.0%)
0.00%, 05/15/11                                     3,000,000      1,914,021
                                                                ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                 28,989,768
                                                                ------------
MORTGAGE-BACKED OBLIGATIONS  (4.3%)

FEDERAL NATIONAL MORTGAGE ASSOCIATION  (4.3%)
Pool # 253673, 7.50%, 03/01/31                        419,401        440,369
Pool # 456545, 7.50%, 06/01/29                        277,422        291,398
Pool # 517874, 7.50%, 02/01/30                        597,398        627,266
Pool # 523284, 7.50%, 11/01/29                        178,485        187,477
Pool # 527589, 7.50%, 01/01/30                        184,501        193,796
Pool # 533890, 7.50%, 04/01/30                        277,200        291,059
Pool # 535533, 8.00%, 10/01/30                      1,943,437      2,063,858
Pool # 540091, 7.50%, 06/01/30                        331,479        348,052
Pool # 545551, 8.00%, 04/01/32                        377,121        400,489
Pool # 545604, 8.00%, 09/01/31                        220,437        234,273
Pool # 564363, 8.00%, 01/01/31                         36,038         38,271
Pool # 564993, 7.50%, 03/01/31                        237,835        249,726
Pool # 575255, 7.50%, 03/01/31                        729,671        766,160
Pool # 577304, 7.50%, 04/01/31                        134,404        141,125
Pool # 577407, 7.50%, 07/01/31                        505,034        530,289
Pool # 598863, 7.50%, 09/01/31                        595,016        624,771
Pool # 606566, 7.50%, 10/01/31                        626,458        657,786
                                                                ------------
TOTAL MORTGAGE-BACKED OBLIGATIONS                                  8,086,165
                                                                ------------

                        GARTMORE VARIABLE INSURANCE TRUST
                        MAS GVIT MULTI SECTOR BOND FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===========================================================================
SECURITY DESCRIPTION                              PRINCIPAL      VALUE
===========================================================================
CONVERTIBLE BONDS  (0.4%)

ELECTRONIC EQUIPMENT  (0.2%)
Solectron Corp., 0.00%, 11/20/20               $  1,060,000  $     487,600
                                                             --------------
TELECOMMUNICATIONS  (0.2%)
Corning, Inc., 0.00%, 11/08/15                      580,000        290,000
                                                             --------------
TOTAL CONVERTIBLE BONDS                                            777,600
                                                             --------------

===========================================================================
SECURITY DESCRIPTION                              PRINCIPAL      VALUE
===========================================================================

COMMON STOCKS  (0.0%)

TELECOMMUNICATIONS  (0.0%)
Focal Communications Corp. (b)                        3,207          7,472
McleodUSA, Inc.                                       2,454          9,203
McleodUSA, Inc.                                       5,437            707
                                                             --------------
TOTAL COMMON STOCKS                                                 17,382
                                                             --------------

===========================================================================
SECURITY DESCRIPTION                              PRINCIPAL      VALUE
===========================================================================

RIGHTS  (0.0%)

FOREIGN GOVERNMENT  (0.0%)
Mexican United States Value
Recovery Rights                                $  1,853,000          4,818
                                                             --------------
TOTAL RIGHTS                                                         4,818
                                                             --------------

===========================================================================
SECURITY DESCRIPTION                              PRINCIPAL      VALUE
===========================================================================

WARRANTS  (0.0%)

FOREIGN GOVERNMENT  (0.0%)
Republic of Venezuela, 0.00%, 04/15/20                1,150              0
                                                             --------------
TOTAL WARRANTS                                                           0
                                                             --------------

===========================================================================
SECURITY DESCRIPTION                              PRINCIPAL      VALUE
===========================================================================

CASH EQUIVALENTS  (24.1%)

FEDERAL HOME LOAN BANK DISCOUNT NOTES  (8.8%)
1.65%, 07/17/02                                $  7,450,000      7,444,271
1.69%, 07/19/02                                   1,000,000        999,135
1.72%, 09/04/02                                   8,000,000      7,975,304
                                                             --------------
                                                                16,418,710
                                                             --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
DISCOUNT NOTES  (11.0%)
1.75%, 07/02/02                                   5,000,000      4,999,760
1.65%, 07/25/02                                   7,500,000      7,491,353
1.74%, 08/13/02                                   8,000,000      7,983,471
                                                             --------------
                                                                20,474,584
                                                             --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
DISCOUNT NOTES  (4.3%)
1.71%, 07/10/02***                                8,000,000      7,996,536
                                                             --------------
TOTAL CASH EQUIVALENTS                                          44,889,830
                                                             --------------


===========================================================================
SECURITY DESCRIPTION                              PRINCIPAL      VALUE
===========================================================================
REPURCHASE AGREEMENT  (2.1%)
Fifth Third Bank, 1.86%,
dated 06/28/02 due 07/01/02,
repurchase price $3,888,139
(Fully collateralized by
Freddie Mac Hybrid Adjustable
Rate Securities)                               $  3,887,536  $   3,887,536
                                                             --------------
TOTAL REPURCHASE AGREEMENT                                       3,887,536
                                                             --------------
TOTAL INVESTMENTS
(COST $220,824,261) (A) - 113.7%                               211,604,586
LIABILITIES IN EXCESS OF
OTHER ASSETS - (13.7)%                                         (25,494,009)
                                                             --------------
NET ASSETS - 100.0%                                          $ 186,110,577
                                                             ==============

---------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

          Unrealized  appreciation          $  4,813,855
          Unrealized  depreciation           (14,033,530)
                                            -------------
          Net  unrealized  depreciation     $ (9,219,675)
                                            =============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

* Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.

**     Mortgage  Dollar  Rolls.

***    Segregated  as  collateral  for  mortgage  dollar rolls.

**** Variable Rate security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2002.

*****  Security in default.

C-Bond    Capitalization Bond

(JPY)     Principal amount denominated in Japanese Yen

(SEK)     Principal amount denominated in Swedish Kroner

STRIPS    Separate Trading of Registered Interest and Principal Securities

TBA       To Be Announced

     AT JUNE 30, 2002 THE FUND'S OPEN FORWARD FOREIGN CURRENCY CONTRACTS WERE AS
FOLLOWS:

                                                        Unrealized
                  Delivery   Contract      Market      Appreciation/
Currency            Date       Value        Value     (Depreciation)
----------------  --------  -----------  -----------  ---------------
Short Contract:
Euro               8/30/02  $ 1,497,280  $ 1,575,421  $      (78,141)
                            -----------  -----------  ---------------
Long Contracts:
Australia Dollar   8/28/02  $ 1,464,400  $ 1,459,728  $       (4,672)
British Pound      7/29/02    1,179,305    1,239,895          60,590
Canadian Dollar    8/29/02    5,970,732    6,027,181          56,449
Euro               8/30/02    8,113,342    8,605,736         492,394
Japanese Yen       9/27/02    2,313,189    2,347,055          33,866
                            -----------  -----------  ---------------
Total Long
Contracts                   $19,040,968  $19,679,595  $      638,627
                            -----------  -----------  ---------------
Total Contracts                                       $      560,486
                                                      ===============


See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL CAP VALUE FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)


======================================================================
SECURITY DESCRIPTION                             SHARES     VALUE
======================================================================
COMMON STOCKS  (94.0%)

ADVERTISING AGENCIES  (0.6%)
R. H. Donnelley Corp. (b)                       134,500  $   3,761,965
                                                          ------------
AEROSPACE & DEFENSE  (1.0%)
Veridian Corp. (b)                               36,400        826,280
Alliant Techsystems, Inc. (b)                    29,850      1,904,430
BE Aerospace, Inc. (b)                          269,500      3,552,010
Loral Space & Communications Ltd. (b)           386,400        382,536
                                                          ------------
                                                             6,665,256
                                                          ------------
AGRICULTURAL COMMODITIES/MILLING  (0.3%)
Delta Pine & Land Co.                           112,800      2,267,280
                                                          ------------
AGRICULTURAL OPERATIONS  (0.5%)
Bunge Ltd.                                      169,400      3,574,340
                                                          ------------
AIR FREIGHT/COURIERS  (0.1%)
Atlas Air, Inc. (b)                             220,900        817,330
                                                          ------------
AIR TRANSPORT  (0.4%)
SkyWest, Inc.                                   124,100      2,902,699
                                                          ------------
ALTERNATIVE POWER GENERATION  (0.8%)
Calpine Corp. (b)                               793,100      5,575,493
                                                          ------------
APPAREL/FOOTWEAR RETAIL  (0.0%)
Footstar, Inc. (b)                                7,000        171,290
                                                          ------------
AUTO PARTS - AFTER MARKET  (0.3%)
Aftermarket Technology Corp. (b)                 91,400      1,754,880
                                                          ------------
AUTO PARTS - OEM  (1.6%)
Collins & Aikman Corp. (b)                      316,800      2,882,880
Dana Corp.                                      283,200      5,247,696
Visteon Corp.                                   189,400      2,689,480
                                                          ------------
                                                            10,820,056
                                                          ------------
AUTOMOTIVE AFTERMARKET  (0.8%)
Cooper Tire & Rubber Co.                        268,300      5,513,565
                                                          ------------
BANKS: OUTSIDE NEW YORK CITY  (2.4%)
Bankatlantic Bancorp, Inc.                      325,400      4,034,960
BOK Financial Corp. (b)                         116,070      3,883,702
Community First Bankshares, Inc.                170,400      4,445,736
Hudson United Bancorp                           121,300      3,464,328
                                                          ------------
                                                            15,828,726
                                                          ------------
BIOTECHNOLOGY  (1.0%)
Bio-Technology General Corp. (b)                193,400      1,162,334
Invitrogen Corp. (b)                            164,400      5,262,444
                                                          ------------
                                                             6,424,778
                                                          ------------
BROADCASTING  (0.6%)
Emmis Communications Corp. (b)                  129,600      2,746,224
Young Broadcasting, Inc. (b)                     54,800        974,344
                                                          ------------
                                                             3,720,568
                                                          ------------
BROADCASTING & TELEVISION  (0.4%)
Cumulus Media, Inc. (b)                         175,000      2,411,500
                                                          ------------
BUILDING PRODUCTS  (0.9%)
York International Corp.                        180,700      6,105,853
                                                          ------------
BUSINESS SERVICES  (0.3%)
NCO Group, Inc. (b)                             100,500      2,188,890
                                                          ------------


======================================================================
SECURITY DESCRIPTION                             SHARES      VALUE
======================================================================
COMMON STOCKS  (continued)

CASINO SERVICES  (0.3%)
Scientific Games Corp. (b)                      286,300  $   2,273,222
                                                          ------------
CHEMICALS - AGRICULTURAL  (1.3%)
Agrium, Inc.                                    256,590      2,411,946
IMC Global, Inc.                                503,900      6,298,750
                                                          ------------
                                                             8,710,696
                                                          ------------
CHEMICALS - SPECIALTY  (1.1%)
FMC Corp. (b)                                    64,100      1,933,897
PolyOne Corp.                                   450,700      5,070,375
                                                          ------------
                                                             7,004,272
                                                          ------------
COAL  (1.1%)
Arch Coal, Inc.                                 113,100      2,568,501
Massey Energy Co.                               351,800      4,467,860
                                                          ------------
                                                             7,036,361
                                                          ------------
COMMUNICATIONS TECHNOLOGY  (0.5%)
Harris Corp.                                     94,700      3,431,928
                                                          ------------
COMPUTER COMMUNICATIONS  (0.8%)
3COM Corp. (b)                                  208,600        917,840
Avaya, Inc. (b)                                 347,500      1,720,125
Riverstone Networks, Inc. (b)                   802,002      2,510,266
                                                          ------------
                                                             5,148,231
                                                          ------------
COMPUTER EQUIPMENT  (0.7%)
Adaptec, Inc. (b)                                48,800        385,032
Inter-Tel, Inc.                                 133,300      2,280,763
Take-Two Interactive Software, Inc. (b)         100,000      2,059,000
                                                          ------------
                                                             4,724,795
                                                          ------------
COMPUTER PERIPHERALS  (1.0%)
Avid Technology, Inc. (b)                       365,885      3,388,095
Infocus Corp. (b)                               246,800      2,907,304
                                                          ------------
                                                             6,295,399
                                                          ------------
COMPUTER SERVICES / SOFTWARE & SYSTEMS  (1.0%)
Hutchinson Technology, Inc. (b)                 123,700      1,934,668
J.D. Edwards & Co. (b)                          241,200      2,930,580
THQ, Inc. (b)                                    58,800      1,753,416
                                                          ------------
                                                             6,618,664
                                                          ------------
CONSTRUCTION & BUILDING MATERIALS  (0.3%)
Jacobs Engineering Group, Inc. (b)               56,700      1,972,026
                                                          ------------
CONSUMER PRODUCTS  (1.2%)
Dial Corp. (The)                                150,700      3,017,014
International Flavors & Fragrances, Inc.         80,000      2,599,200
Timberland Co. (The) (b)                         67,600      2,421,432
                                                          ------------
                                                             8,037,646
                                                          ------------
CONSUMER SUNDRIES  (0.5%)
American Greetings Corp.                        180,900      3,013,794
                                                          ------------
CONTAINERS - METAL AND GLASS  (0.3%)
Silgan Holdings, Inc. (b)                        45,804      1,852,314
                                                          ------------
CONTAINERS - PAPER & PLASTIC  (0.8%)
Ball Corp.                                       39,300      1,630,164
Temple-Inland, Inc.                              58,000      3,355,880
                                                          ------------
                                                             4,986,044
                                                          ------------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL CAP VALUE FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===========================================================================
SECURITY DESCRIPTION                                 SHARES      VALUE
===========================================================================
COMMON STOCKS  (continued)

CONTAINERS - PACKAGING  (0.3%)
Intertape Polymer Group, Inc. (b)                    157,370  $   1,827,066
                                                               ------------
CONTRACT DRILLING  (1.1%)
Parker Drilling Co. (b)                            1,033,700      3,380,199
Patterson-UTI Energy, Inc. (b)                       128,900      3,638,847
Pride International, Inc. (b)                          4,100         64,206
                                                               ------------
                                                                  7,083,252
                                                               ------------
DATA PROCESSING SERVICES  (0.3%)
eFunds Corp. (b)                                     192,360      1,825,304
                                                               ------------
DRUGSTRORE CHAINS  (0.5%)
Rite Aid Corp. (b)                                 1,445,300      3,396,455
                                                               ------------
ELECTRIC & ELECTRONIC EQUIPMENT  (0.6%)
ESS Technology, Inc. (b)                              64,500      1,131,330
Lam Research Corp. (b)                               138,500      2,490,230
                                                               ------------
                                                                  3,621,560
                                                               ------------
ELECTRONIC COMPONENTS  (0.9%)
Artesyn Technologies, Inc. (b)                       273,680      1,773,720
CTS Corp.                                            294,200      3,542,168
Read Rite Corp. (b)                                  654,700        314,256
                                                               ------------
                                                                  5,630,144
                                                               ------------
ELECTRONIC EQUIPMENT/INSTRUMENTS  (1.0%)
Gemstar-TV Guide International, Inc. (b)             249,400      1,344,266
PerkinElmer, Inc.                                    343,500      3,795,675
Symbol Technologies, Inc.                            134,100      1,139,850
                                                               ------------
                                                                  6,279,791
                                                               ------------
ELECTRONIC PRODUCTION EQUIPMENT  (1.6%)
Axcelis Technologies, Inc. (b)                       349,700      3,951,610
Credence Systems Corp. (b)                           122,200      2,171,494
DuPont Photomasks, Inc. (b)                           67,500      2,192,400
Mattson Technology, Inc. (b)                         527,100      2,435,202
                                                               ------------
                                                                 10,750,706
                                                               ------------
ELECTRONICS DISTRIBUTORS  (0.5%)
MCSi, Inc. (b)                                       277,800      3,122,194
                                                               ------------
ELECTRONICS/APPLIANCES  (0.1%)
SONICblue, Inc. (b)                                  725,300        747,059
                                                               ------------
ELECTRONICS: SEMI-CONDUCTORS / COMPONENTS  (0.7%)
Cypress Semiconductor Corp. (b)                      143,200      2,173,776
Fairchild Semiconductor Corp. (b)                    105,500      2,563,650
                                                               ------------
                                                                  4,737,426
                                                               ------------
ENGINEERING & CONSTRUCTION  (0.8%)
Dycom Industries, Inc. (b)                           117,600      1,374,744
MasTec, Inc. (b)                                     504,000      3,709,440
                                                               ------------
                                                                  5,084,184
                                                               ------------
ENVIRONMENTAL SERVICES  (0.4%)
Tetra Technology, Inc. (b)                           180,350      2,651,145
                                                               ------------
FINANCIAL  (1.4%)
Affiliated Managers Group, Inc. (b)                   69,000      4,243,500
Downey Financial Corp.                                98,200      4,644,860
                                                               ------------
                                                                  8,888,360
                                                               ------------


===========================================================================
SECURITY DESCRIPTION                                 SHARES      VALUE
===========================================================================
COMMON STOCKS  (CONTINUED)

FINANCIAL SERVICES  (2.8%)
City National Corp.                                   93,700  $   5,036,375
Legg Mason, Inc.                                      67,800      3,345,252
MCG Capital Corp.                                    197,602      3,301,929
New Century Financial Corp.                           58,200      2,035,254
Webster Financial Corp.                              126,600      4,841,184
                                                               ------------
                                                                 18,559,994
                                                               ------------
FOOD DISTRIBUTORS  (0.9%)
Fleming Cos., Inc.                                   327,500      5,944,125
                                                               ------------
FOODS  (0.4%)
Hormel Foods Corp.                                    98,500      2,358,090
                                                               ------------
GOLD ORES  (0.6%)
Freeport-McMoRan
Copper & Gold, Inc. (b)                              237,600      4,241,160
                                                               ------------
HEALTHCARE  (2.6%)
American Pharmaceutical Partners (b)                 185,100      2,287,836
Community Health Systems, Inc. (b)                   129,000      3,457,200
CONMED Corp. (b)                                     159,900      3,570,567
ICN Pharmaceuticals, Inc.                            123,200      2,982,672
MedQuist, Inc. (b)                                   103,100      2,744,522
NBTY, Inc. (b)                                       117,000      1,811,160
                                                               ------------
                                                                 16,853,957
                                                               ------------
HEALTHCARE MANAGEMENT SERVICES  (0.4%)
Caremark Rx, Inc. (b)                                152,700      2,519,550
                                                               ------------
HOMEBUILDING  (0.2%)
Champion Enterprises (b)                             273,400      1,536,508
                                                               ------------
HOSPITAL/NURSING MANAGEMENT  (0.4%)
Beverly Enterprises, Inc. (b)                        317,400      2,415,414
                                                               ------------
HUMAN RESOURCES  (0.5%)
MPS Group, Inc. (b)                                  368,041      3,128,349
                                                               ------------
IDENTIFICATION CONTROL & FILTER DEVICES  (0.6%)
Hubbell, Inc. Class B                                111,500      3,807,725
                                                               ------------
INDUSTRIAL MACHINERY  (0.7%)
Flowserve Corp. (b)                                  159,200      4,744,160
                                                               ------------
INDUSTRIAL SPECIALTIES  (0.7%)
Graftech International Ltd. (b)                      353,100      4,343,130
                                                               ------------
INFORMATION TECHNOLOGY SERVICES  (0.2%)
RSA Security, Inc. (b)                               313,100      1,506,011
                                                               ------------
INSURANCE / PROPERTY & CASUALTY  (0.3%)
Everest Re Group Ltd.                                 37,400      2,092,530
                                                               ------------
INSURANCE: MULTI-LINE  (0.7%)
StanCorp Financial Group, Inc.                        80,500      4,467,750
                                                               ------------
INTERNET  (0.3%)
Checkfree Corp. (b)                                  116,300      1,818,932
                                                               ------------
INTERNET SOFTWARE/SERVICES  (0.5%)
Art Technology Group, Inc. (b)                       596,300        602,263
EarthLink, Inc. (b)                                  427,900      2,875,488
                                                               ------------
                                                                  3,477,751
                                                               ------------

                        GARTMORE VARIABLE INSURANCE TRUST
                            GVIT SMALL CAP VALUE FUND
         STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


=========================================================================
SECURITY DESCRIPTION                                SHARES      VALUE
=========================================================================
COMMON STOCKS  (CONTINUED)

INVESTMENT BANKS/BROKERS  (1.0%)
Ameritrade Holding Corp. Class A (b)               257,700  $   1,185,420
E*TRADE Group, Inc. (b)                            659,700      3,601,962
Knight Trading Group, Inc. (b)                     364,500      1,909,980
                                                             ------------
                                                                6,697,362
                                                             ------------
MACHINERY  (1.2%)
Imation Corp. (b)                                   95,900      2,853,984
Intermagnetics General Corp. (b)                    86,800      1,753,360
Joy Global, Inc. (b)                                86,400      1,498,176
Manitowoc Co., Inc. (The)                           53,400      1,895,166
                                                             ------------
                                                                8,000,686
                                                             ------------
MACHINERY / ENGINES  (0.4%)
Cummins, Inc.                                       84,000      2,780,400
                                                             ------------
MANAGED HEALTH CARE  (0.0%)
Magellan Health Services, Inc. (b)                 321,200        321,200
                                                             ------------
MANUFACTURING  (0.4%)
Tower Automotive, Inc. (b)                         195,000      2,720,250
                                                             ------------
MARINE SHIPPING  (0.6%)
Stolt-Nielsen-ADR                                  293,040      4,102,560
                                                             ------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES  (1.0%)
Owens & Minor, Inc.                                225,300      4,451,928
Serologicals Corp. (b)                             131,000      2,395,990
                                                             ------------
                                                                6,847,918
                                                             ------------
MEDICAL INFORMATION SYSTEMS  (0.9%)
Computer Programs & Systems, Inc. (b)              149,350      3,215,506
NDCHealth Corp.                                    106,800      2,979,720
                                                             ------------
                                                                6,195,226
                                                             ------------
MEDICAL SPECIALTIES  (1.5%)
Bausch & Lomb, Inc.                                231,350      7,831,198
Cytyc Corp. (b)                                    239,600      1,825,752
                                                             ------------
                                                                9,656,950
                                                             ------------
MEDICAL/NURSING SERVICES  (0.3%)
RehabCare Group, Inc. (b)                           89,800      2,157,894
                                                             ------------
METAL FABRICATION  (0.1%)
Wolverine Tube, Inc. (b)                           113,200        854,660
                                                             ------------
METAL PROCESSORS  (0.3%)
Century Aluminum Co.                               135,200      2,013,128
                                                             ------------
MISCELLANEOUS COMMERCIAL SERVICES  (0.6%)
Smartforce PLC - ADR (b)                           313,300      1,065,220
DiamondCluster International, Inc. (b)             430,880      2,576,662
                                                             ------------
                                                                3,641,882
                                                             ------------
MULTIMEDIA  (0.4%)
Sinclair Broadcast Group, Inc. (b)                 198,300      2,863,254
                                                             ------------
OIL & GAS  (0.2%)
Western Gas Resources, Inc.                         27,800      1,039,720
                                                             ------------
OIL / CRUDE PRODUCERS  (0.7%)
Newfield Exploration Co. (b)                       115,200      4,281,984
                                                             ------------
OIL REFINING/MARKETING  (1.0%)
Sunoco, Inc.                                        46,900      1,671,047
Tesoro Petroleum Corp. (b)                         614,100      4,759,275
                                                             ------------
                                                                6,430,322
                                                             ------------


=========================================================================
SECURITY DESCRIPTION                                SHARES      VALUE
=========================================================================
COMMON STOCKS  (CONTINUED)

OILFIELD SERVICES/EQUIPMENT  (4.3%)
Global Industries Ltd. (b)                         365,500  $   2,554,845
Grant Prideco, Inc. (b)                            294,800      4,009,280
Horizon Offshore, Inc. (b)                          75,100        633,844
Key Energy Services, Inc. (b)                      819,055      8,600,077
Petroleum Geo-Services ASA-ADR (b)                 449,500      1,618,200
Tidewater, Inc.                                    152,200      5,010,424
Trico Marine Services, Inc. (b)                    466,700      3,168,893
Veritas DGC Inc. (b)                               189,000      2,381,400
                                                             ------------
                                                               27,976,963
                                                             ------------
OTHER CONSUMER SERVICES  (0.7%)
HomeStore.com, Inc. (b)                             56,500         81,360
Service Corp. International (b)                    990,200      4,782,666
                                                             ------------
                                                                4,864,026
                                                             ------------
PACKAGED SOFTWARE  (2.2%)
i2 Technologies, Inc. (b)                          508,900        753,172
IONA Technologies PLC- ADR (b)                     446,400      2,365,563
Legato Systems, Inc. (b)                           501,030      1,803,708
Macromedia, Inc. (b)                               169,800      1,506,126
Manugistics Group, Inc. (b)                        302,400      1,847,664
MRO Software, Inc. (b)                             145,500      1,655,790
Parametric Technology Corp. (b)                  1,200,800      4,297,663
                                                             ------------
                                                               14,229,686
                                                             ------------
PAINTS & COATINGS  (0.4%)
Valspar Corp.                                       54,900      2,478,186
                                                             ------------
PAPER  (0.5%)
Bowater, Inc.                                       57,100      3,104,527
                                                             ------------
PERSONNEL SERVICES  (0.5%)
Kforce.com, Inc. (b)                               137,900        820,505
Spherion Corp. (b)                                 219,100      2,607,290
                                                             ------------
                                                                3,427,795
                                                             ------------
PHARMACEUTICALS: GENERIC  (1.5%)
Alpharma, Inc. Class A                             297,475      5,051,126
IVAX Corp. (b)                                     348,700      3,765,960
Watson Pharmaceutical, Inc. (b)                     34,700        876,869
                                                             ------------
                                                                9,693,955
                                                             ------------
PHARMACEUTICALS: OTHER  (0.7%)
Shire Pharmaceuticals Group PLC (b)                170,300      4,395,443
                                                             ------------
PUBLISHING / MISCELLANEOUS  (1.0%)
Donnelley (R.R.) & Sons Co.                        118,700      3,270,185
Lee Enterprises, Inc.                               90,000      3,150,000
                                                             ------------
                                                                6,420,185
                                                             ------------
PUBLISHING: BOOKS/MAGAZINES  (0.6%)
Readers Digest Association, Inc.                   212,200      3,974,506
                                                             ------------
RAILROAD EQUIPMENT  (0.4%)
Wabtec Corp.                                       199,500      2,842,875
                                                             ------------
RAW MATERIALS  (0.8%)
Ferro Corp.                                         98,200      2,960,730
RPM, Inc.                                          171,600      2,616,900
                                                             ------------
                                                                5,577,630
                                                             ------------

                       GARTMORE VARIABLE INSURANCE TRUST
                           GVIT SMALL CAP VALUE FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)

=======================================================================
SECURITY DESCRIPTION                               SHARES      VALUE
=======================================================================
COMMON STOCKS  (CONTINUED)

REAL ESTATE  (0.4%)
Jones Lang Lasalle, Inc. (b)                     99,100  $   2,447,770
                                                          ------------
REAL ESTATE INVESTMENT / MANAGEMENT  (0.5%)
Developers Diversified Realty Corp.             151,400      3,406,500
                                                          ------------
REAL ESTATE INVESTMENT TRUSTS  (3.3%)
La Quinta Corp. (b)                             196,100      1,421,725
Anthracite Capital, Inc.                        270,615      3,585,649
CBL & Associates Properties, Inc.                92,300      3,738,150
FBR Asset Investment Corp.                      142,000      4,735,700
Liberty Property Trust                           87,600      3,066,000
Mack-Cali Realty Corp.                          144,400      5,075,659
                                                          ------------
                                                            21,622,883
                                                          ------------
RECREATIONAL PRODUCTS  (0.9%)
Acclaim Entertainment, Inc. (b)                 696,700      2,459,351
Midway Games, Inc. (b)                          412,915      3,509,778
                                                          ------------
                                                             5,969,129
                                                          ------------
REINSURANCE  (0.6%)
IPC Holdings Ltd.                               125,500      3,832,770
                                                          ------------
RENTAL & LEASING SERVICES / COMMERCIAL  (0.3%)
United Rentals, Inc. (b)                        104,200      2,271,560
                                                          ------------
RESIDENTIAL BUILDING CONSTRUCTION  (0.3%)
Beazer Homes USA, Inc. (b)                       23,300      1,864,000
                                                          ------------
RESTAURANTS  (0.5%)
Darden Restaurants, Inc.                        141,300      3,490,110
                                                          ------------
RETAIL  (3.4%)
AnnTaylor Stores Corp. (b)                       55,800      1,416,762
Barnes & Noble, Inc. (b)                         56,200      1,485,366
Big Lots, Inc.                                   51,800      1,019,424
Claire's Stores, Inc.                           159,400      3,650,259
La-Z-Boy, Inc.                                   69,600      1,755,312
Linen 'n Things, Inc. (b)                        99,500      3,264,595
Men's Wearhouse (b)                             129,000      3,289,500
Pier 1 Imports, Inc.                             70,900      1,488,900
Quiksilver, Inc. (b)                            141,100      3,499,280
ShopKo Stores, Inc. (b)                          60,600      1,224,120
                                                          ------------
                                                            22,093,518
                                                          ------------
RETAIL / FOOD & DRUG  (0.7%)
Great Atlantic & Pacific
Tea Co., Inc. (The) (b)                          61,100      1,141,959
Supervalu, Inc.                                 145,500      3,569,115
                                                          ------------
                                                             4,711,074
                                                          ------------
SEMICONDUCTORS  (1.1%)
ANADIGICS, Inc. (b)                             198,350      1,634,404
Genesis Microchip, Inc. (b)                     288,200      2,403,588
Pixelworks, Inc. (b)                             33,400        280,226
TriQuint Semiconductor, Inc. (b)                464,700      2,978,727
                                                          ------------
                                                             7,296,945
                                                          ------------
SERVICES TO THE HEALTH INDUSTRY  (2.2%)
AdvancePCS (b)                                   46,300      1,108,422
IDX Systems Corp. (b)                            67,100        873,642
PDI, Inc. (b)                                   199,100      3,084,059
Quintiles Transnational Corp. (b)               178,600      2,230,714
Quovadx, Inc. (b)                               161,900      1,016,732


=======================================================================
SECURITY DESCRIPTION                               SHARES      VALUE
=======================================================================
COMMON STOCKS  (CONTINUED)

SERVICES TO THE HEALTH INDUSTRY  (CONTINUED)
Ventiv Health, Inc. (b)                         325,000  $     916,500
WebMD Corp. (b)                                 974,600      5,486,998
                                                          ------------
                                                            14,717,067
                                                          ------------
SPECIALTY STORES  (0.5%)
CSK Auto Corp. (b)                               47,800        666,332
Finlay Enterprises, Inc. (b)                     41,600        685,152
Officemax, Inc. (b)                             341,400      2,010,846
                                                          ------------
                                                             3,362,330
                                                          ------------
SPECIALTY TELECOMMUNICATIONS  (0.0%)
Lightbridge, Inc. (b)                            18,500        151,885
                                                          ------------
STEEL  (1.5%)
Carpenter Technology Corp.                      124,900      3,598,369
Maverick Tube Corp. (b)                         216,600      3,249,000
United States Steel Corp.                       158,400      3,150,576
                                                          ------------
                                                             9,997,945
                                                          ------------
TECHNOLOGY  (0.4%)
Intergraph Corp. (b)                            152,700      2,663,119
                                                          ------------
TELECOMMUNICATIONS EQUIPMENT  (1.5%)
Allen Telecom, Inc. (b)                         365,400      1,571,220
Arris Group Inc (b)                             369,900      1,627,190
Comverse Technology, Inc. (b)                   290,300      2,688,178
Intervoice, Inc. (b)                            300,100        429,143
Trimble Navigation Ltd. (b)                     243,500      3,774,250
                                                          ------------
                                                            10,089,981
                                                          ------------
TOYS & GAMES  (0.4%)
Hasbro, Inc.                                    218,400      2,961,504
                                                          ------------
TRANSPORTATION  (1.4%)
Dollar Thrifty Automotive Group, Inc. (b)       116,600      3,019,940
Genesee & Wyoming Inc. (b)                      108,350      2,444,376
Yellow Corp. (b)                                116,000      3,758,400
                                                          ------------
                                                             9,222,716
                                                          ------------
TRUCKS/CONSTRUCTION/FARM MACHINERY  (0.9%)
Terex Corp. (b)                                 160,400      3,607,396
Trinity Industries, Inc.                        121,500      2,517,480
                                                          ------------
                                                             6,124,876
                                                          ------------
UTILITIES - ELECTRIC  (1.2%)
NSTAR                                            74,600      3,340,588
Wisconsin Energy Corp.                          182,800      4,619,356
                                                          ------------
                                                             7,959,944
                                                          ------------
UTILITIES - GAS DISTRIBUTORS  (1.0%)
New Jersey Resources Corp.                       95,900      2,862,615
Questar Corp.                                   149,100      3,682,770
                                                          ------------
                                                             6,545,385
                                                          ------------
UTILITIES - WATER  (0.2%)
American States Water Co.                        52,800      1,399,200
                                                          ------------
WATER TREATMENT SYSTEMS  (0.3%)
Ionics, Inc. (b)                                 73,500      1,782,375
                                                          ------------

                GARTMORE VARIABLE INSURANCE TRUST
                   GVIT SMALL CAP VALUE FUND
 STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)


================================================================
SECURITY DESCRIPTION                     SHARES        VALUE
================================================================
COMMON STOCKS  (continued)

WIRELESS TELECOMMUNICATIONS  (0.4%)
Alamosa Holdings, Inc. (b)               740,400  $   1,043,964
Western Wireless Corp. (b)               399,200      1,293,408
AirGate PCS, Inc. (b)                     80,300         80,300
                                                  --------------
                                                      2,417,672
                                                  --------------
TOTAL COMMON STOCKS                                 619,063,074
                                                  --------------


================================================================
SECURITY DESCRIPTION                  PRINCIPAL     VALUE
================================================================
REPURCHASE AGREEMENT  (6.7%)

Fifth Third Bank 1.86%,
dated 06/28/02, due 07/01/02,
repurchase price $43,925,315
(Fully collateralized by
Ginnie Mae, Freddie
Mac Gold, Freddie Mac Strip
securities)                          $43,918,508  $  43,918,508
                                                  --------------
TOTAL REPURCHASE AGREEMENT                           43,918,508
                                                  --------------

TOTAL INVESTMENTS
(COST $755,480,389) (a) - 100.7%                    662,981,582
LIABILITIES IN
EXCESS OF OTHER ASSETS - (0.7)%                      (4,598,676)
                                                  --------------
NET ASSETS - 100.0%                               $ 658,382,906
                                                  ==============

----------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

          Unrealized appreciation         $  31,844,860
          Unrealized depreciation          (124,343,667)
                                          --------------
          Net unrealized depreciation     $ (92,498,807)
                                          ==============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR       American Depositary Receipt

STRIP     Separate Trading of Registered Interest and Principal

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                           GVIT SMALL CAP GROWTH FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)


================================================================
SECURITY DESCRIPTION                          SHARES    VALUE
================================================================
COMMON STOCKS  (86.6%)

ADVERTISING SERVICES  (1.5%)
Getty Images, Inc. (b)                     81,000  $   1,763,370
                                                    ------------
AEROSPACE / DEFENSE  (0.4%)
Engineered Support Systems, Inc.            8,300        434,090
                                                    ------------
AUTO PARTS & EQUIPMENT  (1.3%)
American Axle &
Manufacturing Holdings, Inc. (b)            9,600        285,504
CSK Auto Corp. (b)                          4,400         61,336
O'Reilly Automotive, Inc. (b)              46,400      1,278,784
                                                    ------------
                                                       1,625,624
                                                    ------------
AUTOMOTIVE  (0.3%)
Lithia Motors, Inc., Class A (b)            7,900        212,668
Sonic Automotive, Inc. (b)                  5,800        149,350
                                                    ------------
                                                         362,018
                                                    ------------
BIOTECHNOLOGY  (1.9%)
Affymetrix, Inc. (b)                       54,060      1,296,899
Charles River Laboratories
International, Inc. (b)                    11,100        389,055
Integra LifeSciences Holdings Corp. (b)    30,700        667,725
                                                    ------------
                                                       2,353,679
                                                    ------------
BROADCAST MEDIA  (1.2%)
Crown Media Holdings, Inc. (b)            130,300      1,028,067
Radio One, Inc. (b)                        26,400        392,568
                                                    ------------
                                                       1,420,635
                                                    ------------
CAPITAL GOODS  (1.0%)
Donaldson Company, Inc.                    10,000        350,400
PerkinElmer, Inc.                          76,831        848,983
                                                    ------------
                                                       1,199,383
                                                    ------------
CASINOS & GAMBLING  (0.5%)
Scientific Games Corp. (b)                 79,100        628,054
                                                    ------------
CHEMICALS  (0.9%)
OM Group, Inc.                             17,100      1,060,200
                                                    ------------
COMMERCIAL SERVICES  (7.2%)
Anteon International Corp. (b)             56,300      1,423,264
Catalina Marketing Corp. (b)               55,000      1,552,100
Clark/Bardes Holdings, Inc. (b)            25,500        582,420
Coinstar, Inc. (b)                         37,600        919,320
Education Management Corp. (b)             14,100        574,293
Euronet Worldwide, Inc. (b)                85,900      1,373,541
MemberWorks, Inc. (b)                      76,600      1,419,398
RMH Teleservices,  Inc. (b)                41,200        283,044
Tripos, Inc. (b)                           25,900        564,620
                                                    ------------
                                                       8,692,000
                                                    ------------
COMPUTER SOFTWARE & SERVICES  (7.9%)
Answerthink, Inc. (b)                      41,400        156,906
Cerner Corp. (b)                           25,500      1,219,665
Citrix Systems, Inc. (b)                   88,700        535,748
Digital Insight Corp. (b)                  77,100      1,268,295
EPIQ Systems, Inc. (b)                     52,750        897,805
FactSet Research Systems, Inc.             34,400      1,024,088
JDA Software Group, Inc. (b)               23,100        652,806
Kronos, Inc. (b)                           13,200        402,455
Practiceworks, Inc. (b)                    17,500        322,875
ProBusiness Services, Inc. (b)             29,700        432,699
Retek, Inc. (b)                            33,700        818,910
Secure Computing Corp. (b)                 16,200        122,310
TALX, Corp.                                36,320        688,627
Viewpoint Corp. (b)                       109,800        529,236
Witness Systems, Inc. (b)                  83,400        615,492
                                                    ------------
                                                       9,687,917
                                                    ------------

================================================================
SECURITY DESCRIPTION                          SHARES    VALUE
================================================================
COMMON STOCKS  (continued)

CONSTRUCTION & HOUSING  (0.5%)
Standard Pacific Corp.                     16,900  $     592,852
                                                    ------------
CONSULTING SERVICES  (1.0%)
The Corporate Executive Board Co. (b)      35,700      1,222,725
                                                    ------------
CONSUMER PRODUCTS  (0.7%)
Oakley, Inc. (b)                           47,700        829,980
                                                    ------------
CONSUMER SERVICES  (1.0%)
MAXIMUS, Inc. (b)                          36,600      1,160,220
                                                    ------------
DATA PROCESSING SERVICES  (1.9%)
Acxiom Corp. (b)                           68,100      1,191,069
Alliance Data Systems Corp. (b)            42,600      1,088,430
                                                    ------------
                                                       2,279,499
                                                    ------------
EDUCATION  (1.9%)
ITT Educational Services, Inc. (b)         64,000      1,395,200
Princeton Review, Inc. (b)                105,200        961,528
                                                    ------------
                                                       2,356,728
                                                    ------------
ELECTRIC & ELECTRONIC EQUIPMENT  (1.1%)
American Health Corp. (b)                  71,800      1,278,040
                                                    ------------
ELECTRONICS  (5.5%)
Artisan Components, Inc. (b)              175,700      1,581,300
Cree, Inc. (b)                             61,600        814,968
Gentex Corp. (b)                           69,900      1,920,153
Lam Research Corp. (b)                     89,900      1,616,402
LTX Corp. (b)                              49,500        706,860
                                                    ------------
                                                       6,639,683
                                                    ------------
ENTERTAINMENT SOFTWARE  (2.0%)
Gamestop Corp. (b)                         29,400        617,106
Take-Two Interactive Software, Inc. (b)    86,100      1,772,799
                                                    ------------
                                                       2,389,905
                                                    ------------
FINANCIAL  (5.3%)
Affiliated Managers Group, Inc. (b)        14,700        904,050
Arthur J. Gallagher & Co.                  15,700        544,005
Boston Private Financial Holdings, Inc.    44,000      1,088,560
Commerce Bancorp, Inc.                      8,300        366,860
Financial Federal Corp. (b)                59,500      1,969,450
HCC Insurance Holdings, Inc.               31,600        832,660
Investment Technology Group, Inc. (b)       9,000        294,300
Medallion Financial Corp.                  72,200        381,216
                                                    ------------
                                                       6,381,101
                                                    ------------
FOOD & BEVERAGE  (2.5%)
American Italian Pasta Co. (b)             60,300      3,074,697
                                                    ------------
HEALTHCARE PRODUCTS  (3.5%)
American Medical Systems
Holdings, Inc. (b)                         59,100      1,185,546
Cephalon, Inc. (b)                         14,400        650,880
Cholestech Corp. (b)                       45,000        474,750
Conceptus, Inc. (b)                        25,900        427,091
Endocare, Inc. (b)                         78,400      1,035,664
Med-Design Corp. (b)                       26,500        342,910
Wright Medical Group, Inc. (b)              3,500         70,560
                                                    ------------
                                                       4,187,401
                                                    ------------
HEALTHCARE SERVICES  (5.5%)
Accredo Health, Inc. (b)                   10,900        502,926
AMN Healthcare Services, Inc. (b)          22,100        773,721
Apria Healthcare Group, Inc. (b)           59,400      1,330,560
Dianon Systems, Inc. (b)                   11,000        587,620
Omnicare, Inc.                             66,300      1,741,038

                        GARTMORE VARIABLE INSURANCE TRUST
                           GVIT SMALL CAP GROWTH FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)


==========================================================================
SECURITY DESCRIPTION                               SHARES         VALUE
==========================================================================
COMMON STOCKS  (CONTINUED)

HEALTHCARE SERVICES  (CONTINUED)
Province Healthcare Co. (b)                          20,550  $     459,498
Select Medical Corp. (b)                             78,100      1,223,046
                                                             -------------
                                                                 6,618,409
                                                             -------------
HOSPITALS  (0.7%)
AmSurg Corp. (b)                                     31,300        821,938
                                                             -------------
INSURANCE  (0.3%)
American Medical Security
Group, Inc. (b)                                      14,600        349,670
                                                             -------------
INTERNET  (2.7%)
Alloy Online, Inc. (b)                               97,800      1,412,232
Checkfree Corp. (b)                                  94,806      1,482,766
Netflix, Inc. (b)                                    29,100        407,109
                                                             -------------
                                                                 3,302,107
                                                             -------------
MACHINERY, EQUIPMENT, & SUPPLIES  (1.0%)
Intermagnetics General Corp. (b)                     59,300      1,197,860
                                                             -------------
MANUFACTURING  (0.6%)
Power-One, Inc. (b)                                 111,400        692,908
                                                             -------------
MEDIA  (0.7%)
Regent Communications, Inc. (b)                      93,800        662,134
Tivo, Inc. (b)                                       66,000        244,860
                                                             -------------
                                                                   906,994
                                                             -------------
MEDICAL  (6.0%)
Cryolife, Inc. (b)                                   30,100        483,406
Dendrite International, Inc. (b)                    116,500      1,126,555
Gene Logic, Inc. (b)                                111,200      1,556,800
Impath, Inc. (b)                                     58,100      1,042,895
Urologix, Inc. (b)                                   92,700      1,185,633
VISX, Inc. (b)                                      171,400      1,868,260
                                                             -------------
                                                                 7,263,549
                                                             -------------
MISCELLANEOUS PUBLISHING  (0.2%)
Proquest Co. (b)                                      6,600        234,300
                                                             -------------
OIL & GAS  (3.9%)
CAL Dive International, Inc. (b)                     46,000      1,012,000
National-Oilwell, Inc. (b)                           35,300        743,065
Newfield Exploration Co. (b)                         52,000      1,932,840
Patterson-UTI Energy, Inc. (b)                       36,500      1,030,395
                                                             -------------
                                                                 4,718,300
                                                             -------------
PHARMACEUTICALS  (1.7%)
First Horizon Pharmaceutical Corp. (b)               26,000        537,940
Impax Laboratories, Inc. (b)                         50,200        375,998
Intermune, Inc. (b)                                  21,600        455,760
Salix Pharmaceuticals, Inc. (b)                      43,500        677,730
                                                             -------------
                                                                 2,047,428
                                                             -------------
RESORTS & THEME PARKS  (0.5%)
Vail Resorts, Inc. (b)                               37,500        641,250
                                                             -------------
RETAIL  (6.6%)
Charlotte Russe Holding, Inc. (b)                    38,700        864,171
dELiA*s Corp. (b)                                   103,100        525,810
Hot Topic, Inc. (b)                                  30,450        813,320
Insight Enterprises, Inc. (b)                        28,200        710,358
J. Jill Group, Inc. (b)                              23,500        891,825
MSC Industrial Direct Company, Inc. (b)              63,700      1,242,150
Racing Champions Corp. (b)                           44,400        820,068
Too Corp. (b)                                        19,600        603,680


==========================================================================
SECURITY DESCRIPTION                                SHARES       VALUE
==========================================================================
COMMON STOCKS  (continued)

RETAIL  (CONTINUED)
Tuesday Morning Corp. (b)                            19,400  $     360,064
Ultimate Electronics, Inc. (b)                       18,800        487,108
Urban Outfitters, Inc. (b)                           11,800        409,696
West Marine, Inc. (b)                                23,800        303,688
                                                             -------------
                                                                 8,031,938
                                                             -------------
SEMICONDUCTORS  (1.2%)
Integrated Device Technology, Inc. (b)               22,600        409,964
Microtune, Inc. (b)                                  76,000        677,160
Semtech Corp. (b)                                    14,000        373,800
                                                             -------------
                                                                 1,460,924
                                                             -------------
TELECOMMUNICATIONS  (2.1%)
Advanced Fibre Communications, Inc. (b)              61,300      1,013,902
Intrado, Inc. (b)                                    37,600        727,936
Tekelec (b)                                          98,100        787,743
                                                             -------------
                                                                 2,529,581
                                                             -------------
THERAPEUTICS  (0.4%)
CV Therapeutics, Inc. (b)                            27,100        504,602
                                                             -------------
TOBACCO  (0.3%)
Vector Group Ltd.                                    22,990        404,624
                                                             -------------
TRANSPORTATION  (1.2%)
Kansas City Southern Industries, Inc. (b)            82,500      1,402,500
                                                             -------------
TOTAL COMMON STOCKS                                            104,748,683
                                                             -------------

==========================================================================
SECURITY DESCRIPTION                             PRINCIPAL        VALUE
==========================================================================

REPURCHASE AGREEMENT  (13.0%)
Fifth Third Bank, 1.86%, dated 06/28/02,
due 07/01/02, repurchase price
15,795,522 (Fully collateralized
by GNMA, FNMB,
and FGCI Securities)                           $ 15,793,074     15,793,074
                                                             -------------
TOTAL REPURCHASE AGREEMENT                                      15,793,074
                                                             -------------
TOTAL INVESTMENTS
(COST $132,738,666) (a) - 99.6%                                120,541,757
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%                       482,860
                                                             -------------
NET ASSETS - 100.0%                                          $ 121,024,617
                                                             =============

--------------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

          Unrealized appreciation          $   6,706,369
          Unrealized depreciation            (18,903,278)
                                           --------------
          Net unrealized depreciation      $ (12,196,909)
                                           ==============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

FGCI      Freddie Mac Gold

FNMB      Federal National Mortgage Bank

GNMA      Government National Mortgage Association

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                      GARTMORE GVIT WORLDWIDE LEADERS FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)


====================================================================
SECURITY DESCRIPTION                           SHARES      VALUE
====================================================================
COMMON STOCKS  (76.8%)

AUSTRALIA  (0.9%)
COMPUTER SERVICE  (0.9%)
Computershare Ltd.                            297,185  $     367,047
                                                       -------------
FINLAND  (4.2%)
TELECOMMUNICATIONS  (4.2%)
Nokia                                         117,200      1,715,366
                                                       -------------
FRANCE  (7.7%)
BANKING  (3.2%)
BNP Paribas SA                                 24,000      1,327,335
                                                       -------------
BUILDING & CONSTRUCTION  (2.6%)
Compagnie de Saint-Gobain                      24,000      1,077,274
                                                       -------------
FOOD DIVERSIFIED  (1.9%)
Groupe Danone                                   5,700        783,601
                                                       -------------
GAS & ELECTRIC UTILITY  (0.0%)
Total Fina SA Strip                               450              4
                                                       -------------
                                                           3,188,214
                                                       -------------
GERMANY  (6.6%)

AUTOMOTIVE  (3.7%)
Bayerische Motoren Werke AG                    37,600      1,550,334
                                                       -------------
CHEMICALS  (2.9%)
Dem Bayer AG                                   37,700      1,195,164
                                                       -------------
                                                           2,745,498
                                                       -------------
HONG KONG  (2.8%)

BEVERAGES  (0.4%)
Harbin Breweries Group Ltd. (b)               732,000        168,923
                                                       -------------
FINANCIAL SERVICES  (2.4%)
Hong Kong Exchanges & Clearing Ltd.           590,000        971,987
                                                       -------------
                                                           1,140,910
                                                       -------------
JAPAN  (17.2%)

BROKERAGE SERVICES  (3.2%)
Matsui Securities Co. Ltd.                    103,100      1,324,663
                                                       -------------
BUILDING & CONSTRUCTION  (2.0%)
Nippon Electric Glass Co. Ltd.                 85,000        831,845
                                                       -------------
ELECTRONICS  (2.8%)
Sony Corp.                                     21,700      1,146,012
                                                       -------------
FINANCIAL SERVICES  (2.5%)
Orix Corp.                                     12,900      1,040,739
                                                       -------------
PHARMACEUTICALS  (2.7%)
Takeda Chemical Industries Ltd.                25,000      1,097,113
                                                       -------------
TELECOMMUNICATIONS  (4.0%)
Nippon Telegraph & Telephone Corp.                410      1,686,385
                                                       -------------
                                                           7,126,757
                                                       -------------
KOREA  (3.5%)

TELECOMMUNICATIONS  (3.5%)
KT Corp. ADR                                   65,900      1,426,735
                                                       -------------


====================================================================
SECURITY DESCRIPTION                           SHARES      VALUE
====================================================================
COMMON STOCKS  (continued)

UNITED KINGDOM  (10.4%)

BANKING  (1.5%)
Lloyds TSB Group PLC                           62,200  $     619,119
                                                       -------------
BUILDING & CONSTRUCTION  (3.5%)
George Wimpey PLC                             357,181      1,459,129
                                                       -------------
DIVERSIFIED MANUFACTURING OPERATIONS  (1.8%)
Invensys PLC                                  557,900        756,862
                                                       -------------
OIL & GAS  (3.6%)
BP Amoco PLC                                  174,973      1,469,579
                                                       -------------
                                                           4,304,689
                                                       -------------
UNITED STATES  (23.5%)

COMPUTER SERVICES/SOFTWARE  (2.4%)
Dell Computer Corp. (b)                        37,717        985,922
                                                       -------------
CONSULTING SERVICES  (2.6%)
Accenture Ltd. (b)                             55,600      1,056,400
                                                       -------------
FINANCIAL SERVICES  (8.7%)
Investors Financial Services Corp.             24,400        818,376
Merrill Lynch & Co., Inc.                      40,600      1,644,301
Washington Mutual, Inc.                        31,400      1,165,254
                                                       -------------
                                                           3,627,931
                                                       -------------
MEDICAL INSTRUMENTS  (2.1%)
St. Jude Medical, Inc. (b)                     11,900        878,815
                                                       -------------
OPTICAL SUPPLIES  (2.7%)
Alcon, Inc. (b)                                32,600      1,116,550
                                                       -------------
PERSONAL CARE  (2.7%)
Gillette Co. (The)                             33,900      1,148,193
                                                       -------------
PHARMACEUTICALS  (2.3%)
Pharmacia Corp.                                25,100        939,995
                                                       -------------
                                                           9,753,806
                                                       -------------
TOTAL COMMON STOCKS                                       31,769,022
                                                       -------------

                        GARTMORE VARIABLE INSURANCE TRUST
                      GARTMORE GVIT WORLDWIDE LEADERS FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)

==================================================================
SECURITY DESCRIPTION                       PRINCIPAL      VALUE
==================================================================
REPURCHASE AGREEMENT  (9.0%)
Fifth Third Bank, 1.86%, dated
06/28/02, due 07/01/02, repurchase
price $3,704,789 (Fully collateralized
by Fannie Mae Securities)                $3,704,215  $   3,704,215
                                                     -------------
TOTAL REPURCHASE AGREEMENT                               3,704,215
                                                     -------------
TOTAL INVESTMENTS
(COST $35,089,494) (a) - 85.8%                          35,473,237
OTHER ASSETS IN EXCESS OF
LIABILITIES - 14.2%                                      5,858,756
                                                     -------------
NET ASSETS - 100.0%                                  $  41,331,993
                                                     =============

------------------------------------------------------------------
(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

          Unrealized appreciation         $ 1,284,143
          Unrealized depreciation            (900,400)
                                          ------------
          Net unrealized appreciation     $   383,743
                                          ============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR       American Depositary Receipt


At June 30, 2002 the Fund's open long futures contracts were as follows:

                                      Market Value    Unrealized
Number of      Long                    Covered by    Appreciation
Contracts    Contracts     Expiration  Contracts    (Depreciation)
---------  --------------  ----------  -----------  --------------
23         S&P 500 Future    09/20/02  $ 5,693,075  $  (163,825)


Cash in the amount of $5,600,000 is restricted in use and pledged as collateral for the futures contracts.

At June 30, 2002 the Fund's open forward foreign currency contracts were as follows:

                                                        Unrealized
                       Delivery  Contract    Market    Appreciation
Currency                 Date      Value     Value    (Depreciation)
---------------------  --------  ---------  --------  ---------------
Short Contracts:
British Pound           7/01/02  $  19,891  $ 19,928  $          (37)
Euro                    7/01/02     20,720    20,847            (127)
Hong Kong Dollar        7/02/02     22,703    22,761             (58)
                                 ---------  --------  ---------------
Total Short Contracts            $  63,314  $ 63,536  $         (222)
                                 =========  ========  ===============


See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                        DREYFUS GVIT MID CAP INDEX FUND
               STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)


================================================================
SECURITY DESCRIPTION                       SHARES      VALUE
================================================================
COMMON STOCKS  (97.8%)

AEROSPACE / DEFENSE  (0.3%)
Precision Castparts Corp.                  20,300  $     669,900
Sequa Corp. (b)                             4,100        268,099
                                                   -------------
                                                         937,999
                                                   -------------
AGRICULTURAL PRODUCTS  (0.7%)
R.J. Reynolds Tobacco Holdings, Inc.       36,000      1,935,000
Universal Corp.                            10,300        378,010
                                                   -------------
                                                       2,313,010
                                                   -------------
AIRLINES  (0.1%)
Alaska Air Group, Inc. (b)                 10,400        271,440
                                                   -------------
AMUSEMENT & RECREATION  (0.6%)
Callaway Golf Co.                          30,700        486,288
International Speedway Corp.               20,800        834,080
Six Flags, Inc. (b)                        36,200        523,090
                                                   -------------
                                                       1,843,458
                                                   -------------
AUTO PARTS & EQUIPMENT  (1.3%)
Arvinmeritor, Inc.                         26,625        639,000
Bandag, Inc.                                8,100        229,392
BorgWarner Automotive, Inc.                10,400        600,704
Gentex Corp. (b)                           29,600        813,112
Lear Corp. (b)                             25,600      1,184,000
Modine Manufacturing Co.                   13,100        321,998
Superior Industries International, Inc.    10,200        471,750
                                                   -------------
                                                       4,259,956
                                                   -------------
BANKS  (10.0%)
Associated Banc Corp.                      29,810      1,124,135
Astoria Financial Corp.                    35,300      1,131,365
Banknorth Group, Inc.                      57,800      1,503,956
City National Corp.                        19,600      1,053,500
Colonial Bancgroup, Inc.                   47,100        706,500
Compass Bancshares, Inc.                   50,000      1,680,000
First Virginia Banks, Inc.                 18,800      1,008,056
FirstMerit Corp.                           33,300        918,414
Golden State Bancorp, Inc.                 53,300      1,932,125
Greater Bay Bancorp                        19,800        609,048
GreenPoint Financial Corp.                 39,200      1,924,720
Hibernia Corp.                             62,800      1,242,812
Independence Community Bank Corp.          22,700        652,171
IndyMac Bancorp, Inc. (b)                  23,800        539,784
M&T Bank Corp.                             36,400      3,121,663
Mercantile Bankshare Corp.                 27,400      1,124,222
National Commerce Financial Co.            80,890      2,127,407
New York Community Bancorp, Inc.           42,100      1,140,910
North Fork Bancorp, Inc.                   64,200      2,555,802
Provident Financial Group                  19,300        559,893
Roslyn Bancorp, Inc.                       33,100        722,573
Silicon Valley Bancshares (b)              17,900        471,844
Sovereign Bancorp, Inc.                   102,100      1,526,395
TCF Financial Corp.                        29,700      1,458,270
Webster Financial Corp.                    19,200        734,208
West America Bancorp.                      13,100        518,236
Wilmington Trust Corp.                     25,700        783,850
                                                   -------------
                                                      32,871,859
                                                   -------------
BIOTECHNOLOGY  (2.1%)
Gilead Sciences, Inc. (b)                  76,400      2,512,032
IDEC Pharmaceuticals Corp. (b)             59,700      2,116,365
Incyte Pharmaceuticals, Inc. (b)           26,300        191,201


================================================================
SECURITY DESCRIPTION                       SHARES      VALUE
================================================================
COMMON STOCKS  (continued)

BIOTECHNOLOGY  (CONTINUED)
Millenium Pharmaceuticals, Inc. (b)       110,487  $   1,342,417
Protein Design Labs, Inc. (b)              34,800        377,928
Vertex Pharmaceuticals, Inc. (b)           29,700        483,516
                                                   -------------
                                                       7,023,459
                                                   -------------
BROADCASTING  (1.2%)
Emmis Communications Corp. (b)             20,700        438,633
Entercom Communications Corp. (b)          19,400        890,460
Hispanic Broadcasting Corp. (b)            42,600      1,111,860
Westwood One, Inc. (b)                     42,000      1,403,640
                                                   -------------
                                                       3,844,593
                                                   -------------
BUSINESS SERVICES  (3.0%)
Acxiom Corp. (b)                           34,400        601,656
Catalina Marketing Corp. (b)               21,700        612,374
Ceridian Corp. (b)                         57,900      1,098,942
Checkfree Corp. (b)                        30,600        478,584
CSG Systems International, Inc. (b)        20,700        396,198
DST Systems, Inc. (b)                      46,900      2,143,799
Gartner Group, Inc. (b)                    33,100        311,140
Harte-Hanks, Inc.                          36,950        759,323
Kelly Services                             14,100        380,841
Korn/Ferry International (b)               14,800        134,680
Manpower, Inc.                             29,600      1,087,800
MPS Group, Inc. (b)                        38,800        329,800
The BISYS Group, Inc. (b)                  46,800      1,558,440
                                                   -------------
                                                       9,893,577
                                                   -------------
CHEMICALS  (2.7%)
A. Schulman, Inc.                          11,500        246,664
Airgas, Inc. (b)                           27,300        472,290
Albemarle Corp.                            16,300        501,225
Cabot Corp.                                24,400        699,060
Crompton Corp.                             44,500        567,375
Cytec Industries, Inc. (b)                 15,500        487,320
Ferro Corp.                                15,500        467,325
FMC Corp. (b)                              13,700        413,329
Fuller (H. B.) Co.                         11,100        325,119
IMC Global, Inc.                           45,100        563,750
Lubrizol Corp.                             20,100        673,350
Lyondell Chemical Co.                      48,900        738,390
Minerals Technologies, Inc.                 8,000        394,560
Olin Corp.                                 18,400        407,560
RPM, Inc.                                  44,900        684,725
Solutia, Inc.                              41,100        288,522
Valspar Corp.                              19,600        884,744
                                                   -------------
                                                       8,815,308
                                                   -------------
COMMUNICATION EQUIPMENT  (2.1%)
Adtran, Inc. (b)                           15,100        286,885
Advanced Fibre Communications, Inc. (b)    32,300        534,242
Broadwing, Inc. (b)                        85,800        223,080
CommScope, Inc. (b)                        24,200        302,500
Harris Corp.                               26,000        942,240
L-3 Communications Holdings, Inc. (b)      36,600      1,976,400
Plantronics, Inc. (b)                      18,200        345,982
Polycom, Inc. (b)                          39,200        470,008
Powerwave Technologies, Inc. (b)           25,600        234,496
Price Communications Corp. (b)             21,400        342,400
Telephone & Data Systems, Inc.             23,000      1,392,650
                                                   -------------
                                                       7,050,883
                                                   -------------

                        GARTMORE VARIABLE INSURANCE TRUST
                        DREYFUS GVIT MID CAP INDEX FUND
         STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===================================================================
SECURITY DESCRIPTION                          SHARES      VALUE
===================================================================
COMMON STOCKS  (CONTINUED)

COMPUTER HARDWARE  (1.7%)
Infocus Corp. (b)                             15,400  $     181,412
Keane, Inc. (b)                               29,700        368,280
National Instruments Corp. (b)                20,200        657,712
Quantum Corp. (b)                             61,000        256,200
SanDisk Corp. (b)                             26,900        333,560
Storage Technology Corp. (b)                  41,500        662,755
Sungard Data Systems, Inc. (b)               110,600      2,928,688
Sykes Enterprises, Inc. (b)                   15,900        122,255
                                                      -------------
                                                          5,510,862
                                                      -------------
COMPUTER SOFTWARE & SERVICES  (5.8%)
3COM Corp. (b)                               139,800        615,120
Activision, Inc. (b)                          24,200        703,252
Advent Software, Inc. (b)                     13,600        349,520
Affiliated Computer Services, Inc. (b)        51,700      2,454,716
Ascential Software Corp. (b)                  99,900        278,721
Avocent Corp. (b)                             17,600        280,192
Cadence Design Systems, Inc. (b)             103,900      1,674,868
Electronic Arts, Inc. (b)                     54,100      3,573,305
Internet Security, Inc. (b)                   18,900        247,968
Investment Technology Group, Inc. (b)         19,300        631,110
Jack Henry & Associates, Inc.                 35,500        592,495
Legato Systems, Inc. (b)                      44,600        160,560
Macromedia, Inc. (b)                          23,100        204,897
Macrovision Corp. (b)                         20,000        262,200
Mentor Graphics Corp. (b)                     25,600        364,032
Network Associates, Inc. (b)                  57,600      1,109,952
Retek, Inc. (b)                               20,500        498,150
RSA Security, Inc. (b)                        22,200        106,782
Sybase, Inc. (b)                              38,900        410,395
Symantec Corp. (b)                            55,800      1,833,030
Synopsys, Inc. (b)                            30,600      1,677,186
The Titan Corp. (b)                           30,200        552,358
Transaction Systems Architects, Inc. (b)      13,900        163,464
Wind River Systems, Inc. (b)                  30,900        154,809
                                                      -------------
                                                         18,899,082
                                                      -------------
COMPUTER STORAGE DEVICES  (0.1%)
McDATA Corp. (b)                              44,400        391,164
                                                      -------------
CONSTRUCTION  (1.8%)
Clayton Homes, Inc.                           54,000        853,200
Dycom Industries, Inc. (b)                    18,800        219,772
Granite Construction, Inc.                    16,150        408,595
Horton (D.R.), Inc.                           57,400      1,494,122
Jacobs Engineering Group, Inc. (b)            21,300        740,814
Lennar Corp.                                  25,200      1,542,240
Martin Marietta Materials, Inc.               19,100        744,900
                                                      -------------
                                                          6,003,643
                                                      -------------
CONSUMER & COMMERCIAL SERVICES  (2.2%)
Choicepoint, Inc. (b)                         33,433      1,520,199
DeVry, Inc. (b)                               27,400        625,816
Dun & Bradstreet Corp. (b)                    29,200        965,060
Education Management Corp. (b)                13,700        558,001
NCO Group, Inc. (b)                           10,100        219,978
Pittston Brink's Group                        21,300        511,200
Quanta Services, Inc. (b)                     27,200        268,464
Rollins, Inc.                                 11,800        240,012
Sotheby's Holdings, Inc. (b)                  24,100        343,425
Sylvan Learning Systems, Inc. (b)             15,600        311,064


===================================================================
SECURITY DESCRIPTION                          SHARES      VALUE
===================================================================
COMMON STOCKS  (CONTINUED)

CONSUMER & COMMERCIAL SERVICES  (CONTINUED)
United Rentals, Inc. (b)                      30,000  $     654,000
Viad Corp.                                    34,800        904,800
                                                      -------------
                                                          7,122,019
                                                      -------------
CONSUMER NON-DURABLE  (0.2%)
Timberland Co. (b)                            14,800        530,136
                                                      -------------
CONSUMER PRODUCTS  (1.7%)
Blyth Industries, Inc.                        18,100        565,082
Church & Dwight, Inc.                         15,500        485,615
Dial Corp.                                    37,200        744,744
Energizer Holdings, Inc. (b)                  35,800        981,636
Furniture Brands International, Inc. (b)      22,100        668,525
Lancaster Colony Corp.                        14,400        513,504
Mohawk Industries Co. (b)                     26,400      1,624,392
                                                      -------------
                                                          5,583,498
                                                      -------------
CONTAINERS / PACKAGING  (0.6%)
Packaging Corp. of America (b)                41,400        823,446
Sonoco Products Co.                           37,800      1,070,496
                                                      -------------
                                                          1,893,942
                                                      -------------
CRUDE PETROLEUM & NATURAL GAS  (0.6%)
Noble Energy, Inc.                            22,400        807,520
Patterson-UTI Energy, Inc. (b)                30,900        872,307
Westar Energy, Inc.                           28,100        431,335
                                                      -------------
                                                          2,111,162
                                                      -------------
ELECTRONICS  (5.9%)
Arrow Electronics, Inc. (b)                   39,300        815,475
Atmel Corp. (b)                              183,300      1,147,458
Avnet, Inc.                                   46,900      1,031,331
Cabot Microelectronics Corp. (b)               9,482        409,243
Cirrus Logic, Inc. (b)                        32,300        241,927
Credence Systems Corp. (b)                    23,700        421,149
Cree, Inc. (b)                                28,500        377,055
Cypress Semiconductor Corp. (b)               48,100        730,158
FEI Co. (b)                                   12,700        311,277
GrafTech International Ltd. (b)               21,900        269,370
Hubbell, Inc.                                 23,100        788,865
Integrated Device Technology, Inc. (b)        40,900        741,926
International Rectifier Corp. (b)             24,900        725,835
Intersil Corp. (b)                            53,300      1,139,554
Kemet Corp. (b)                               33,700        601,882
Lam Research Corp. (b)                        49,900        897,202
Lattice Semiconductor Corp. (b)               43,000        375,820
LTX Corp. (b)                                 19,100        272,748
Micrel, Inc. (b)                              36,400        523,432
Microchip Technology, Inc. (b)                78,200      2,145,026
MIPS Technologies, Inc. (b)                   15,400         85,778
Newport Corp.                                 14,900        233,334
Plexus Corp. (b)                              16,400        296,840
RF Micro Devices, Inc. (b)                    65,600        499,872
Semtech Corp. (b)                             28,600        763,620
SPX Corp. (b)                                 16,200      1,903,500
TriQuint Semiconductor, Inc. (b)              51,491        330,057
Vishay Intertechnology, Inc. (b)              62,550      1,376,100
                                                      -------------
                                                         19,455,834
                                                      -------------
ENVIRONMENTAL SERVICES  (0.4%)
Republic Services, Inc. (b)                   65,200      1,243,364
                                                      -------------

                        GARTMORE VARIABLE INSURANCE TRUST
                        DREYFUS GVIT MID CAP INDEX FUND
         STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===========================================================
SECURITY DESCRIPTION                  SHARES      VALUE
===========================================================
COMMON STOCKS  (continued)

FINANCIAL SERVICES  (4.2%)
Americredit Corp. (b)                 33,500  $     939,675
Bank of Hawaii Corp.                  28,600        800,800
Certegy, Inc. (b)                     27,300      1,013,103
Commerce Bancorp, Inc.                26,100      1,153,620
E*TRADE Group, Inc. (b)              139,300        760,578
Eaton Vance Corp.                     27,300        851,760
Edwards (A.G.), Inc.                  31,600      1,228,292
Investors Financial Services Corp.    25,200        845,208
Labranche & Co., Inc. (b)             23,100        528,990
Legg Mason, Inc.                      25,200      1,243,368
Metris Cos., Inc.                     24,400        202,764
Neuberger Berman, Inc.                27,650      1,011,990
PMI Group, Inc.                       35,300      1,348,460
SEI Corp.                             43,000      1,211,310
Waddell & Reed Financial, Inc.        31,600        724,272
                                              -------------
                                                 13,864,190
                                              -------------
FOOD & BEVERAGE  (4.3%)
Constellation Brands, Inc. (b)        34,900      1,116,800
Dean Foods Co. (b)                    35,322      1,317,511
Dole Food Co.                         22,000        634,700
Dreyer's Grand Ice Cream, Inc.        13,600        932,960
Hormel Foods Corp.                    54,400      1,302,336
Interstate Bakeries Corp.             17,100        493,848
McCormick & Co., Inc.                 54,600      1,405,950
PepsiAmericas, Inc.                   60,600        905,364
Sensient Technologies Corp.           18,700        425,612
Smithfield Foods, Inc. (b)            43,400        805,070
Smucker (J.M.) Co.                    19,267        657,583
Tootsie Roll Industries, Inc.         20,276        781,843
Tyson Foods, Inc.                    138,581      2,149,390
Whole Foods Market, Inc. (b)          22,200      1,070,484
                                              -------------
                                                 13,999,451
                                              -------------
GAMING  (0.8%)
GTECH Holdings Corp. (b)              22,500        574,650
Mandalay Resort Group (b)             26,800        738,876
Park Place Entertainment, Inc. (b)   118,400      1,213,600
                                              -------------
                                                  2,527,126
                                              -------------
HEALTH SERVICES  (0.4%)
Universal Health Services, Inc. (b)   23,500      1,151,500
                                              -------------
HEALTHCARE  (9.0%)
AdvancePCS (b)                        36,200        866,628
Apogent Technologies, Inc. (b)        41,900        861,883
Apria Healthcare Group, Inc. (b)      21,300        477,120
Barr Laboratories, Inc. (b)           17,100      1,086,363
Beckman Coulter, Inc.                 24,200      1,207,580
Covance, Inc. (b)                     24,400        457,500
Cytyc Corp. (b)                       48,000        365,760
Dentsply International, Inc.          30,600      1,129,446
Edwards Lifesciences Corp. (b)        23,400        542,880
Express Scripts, Inc. (b)             31,300      1,568,443
First Health Group Corp. (b)          39,700      1,113,188
Health Net, Inc. (b)                  49,200      1,317,084
Henry Schein, Inc. (b)                16,900        752,050
ICN Pharmaceuticals, Inc.             32,600        789,246
IVAX Corp. (b)                        76,325        824,310
LifePoint Hospitals, Inc. (b)         15,400        559,174
Lincare Holdings, Inc. (b)            42,200      1,363,060
Mylan Laboratories, Inc.              49,300      1,545,555


===========================================================
SECURITY DESCRIPTION                  SHARES      VALUE
===========================================================
COMMON STOCKS  (continued)

HEALTHCARE  (CONTINUED)
Omnicare, Inc.                        36,900  $     968,994
Oxford Health Plans (b)               34,500      1,602,870
PacifiCare Health Systems, Inc. (b)   13,700        372,640
Patterson Dental Co. (b)              26,600      1,338,778
Perrigo Co. (b)                       28,400        369,200
Quest Diagnostics, Inc. (b)           38,000      3,269,900
Sepracor, Inc. (b)                    32,900        314,195
Steris Corp. (b)                      27,200        519,792
Triad Hospitals, Inc. (b)             28,508      1,208,169
Trigon Healthcare, Inc. (b)           14,100      1,418,178
Varian Medical Systems, Inc. (b)      26,700      1,082,685
Visx, Inc. (b)                        21,200        231,080
                                              -------------
                                                 29,523,751
                                              -------------
HOTELS & LODGING  (0.2%)
Extended Stay America, Inc. (b)       36,300        588,786
                                              -------------
INSURANCE  (4.3%)
Allmerica Financial Corp.             20,800        960,960
American Financial Group, Inc.        26,900        642,910
AmerUs Group Co.                      15,900        589,890
Everest Re Group Ltd.                 20,100      1,124,595
Fidelity National Financial, Inc.     37,490      1,184,684
Gallagher (Arthur J.) & Co.           33,700      1,167,705
HCC Insurance Holdings, Inc.          24,400        642,940
Horace Mann Educators Corp.           16,000        298,720
Leucadia National Corp.               21,700        687,022
Mony Group, Inc.                      19,000        646,190
Ohio Casualty Corp. (b)               23,700        495,330
Old Republic International Corp.      47,200      1,486,800
Protective Life Corp.                 26,900        890,390
Radian Group, Inc.                    37,100      1,812,335
Stancorp Financial Group, Inc.        11,600        643,800
Unitrin, Inc.                         26,500        947,905
                                              -------------
                                                 14,222,176
                                              -------------
MACHINERY  (0.4%)
AGCO Corp.                            29,200        569,400
Kaydon Corp.                          11,800        278,598
Tecumseh Products Co.                  7,200        382,176
                                              -------------
                                                  1,230,174
                                              -------------
MANUFACTURING  (2.8%)
Albany International Corp.            12,512        336,698
Ametek, Inc.                          12,900        480,525
Carlisle Companies, Inc.              11,900        535,262
Diebold, Inc.                         28,200      1,050,168
Donaldson Co., Inc.                   17,300        606,192
Federal Signal Corp.                  17,700        424,800
Flowserve Corp. (b)                   21,600        643,680
Harsco Corp.                          15,700        588,750
Hillenbrand Industry, Inc.            24,600      1,381,290
Nordson Corp.                         13,100        323,046
Pentair, Inc.                         19,300        927,944
Stewart & Stevenson Services, Inc.    11,200        198,688
Teleflex, Inc.                        15,300        874,395
Trinity Industries, Inc.              18,000        372,960
York International Corp.              15,400        520,366
                                              -------------
                                                  9,264,764
                                              -------------

             GARTMORE VARIABLE INSURANCE TRUST
              DREYFUS GVIT MID CAP INDEX FUND
STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)


=============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
=============================================================
COMMON STOCKS  (continued)
METALS  (0.4%)
AK Steel Holding Corp.                  42,300  $     541,863
Carpenter Technology Corp.               8,700        250,647
Kennametal, Inc.                        13,400        490,440
                                                -------------
                                                    1,282,950
                                                -------------
MINING  (0.1%)
Arch Coal, Inc.                         20,500        465,555
                                                -------------
OFFICE EQUIPMENT & SUPPLIES  (0.7%)
HON Industries, Inc.                    23,100        628,782
Miller (Herman), Inc.                   29,800        604,940
Reynolds & Reynolds Co.                 27,500        768,625
Wallace Computer Services, Inc.         16,200        348,300
                                                -------------
                                                    2,350,647
                                                -------------
OIL & GAS  (5.4%)
Cooper Cameron Corp. (b)                21,200      1,026,504
ENSCO International, Inc.               53,100      1,447,506
FMC Technologies, Inc. (b)              25,621        531,892
Forest Oil Corp. (b)                    18,400        523,112
Grant Prideco, Inc. (b)                 43,600        592,960
Hanover Compressor Co. (b)              25,700        346,950
Helmerich & Payne, Inc.                 19,600        700,112
Murphy Oil Corp.                        17,900      1,476,750
National-Oilwell, Inc. (b)              31,700        667,285
Ocean Energy, Inc.                      68,700      1,488,729
Pennzoil-Quaker State Co.               31,500        678,195
Pioneer Natural Resources Co. (b)       45,400      1,182,670
Pride International, Inc. (b)           52,200        817,452
Smith International, Inc. (b)           19,900      1,356,981
Tidewater, Inc.                         23,700        780,204
Valero Energy Corp.                     41,500      1,552,930
Varco International, Inc. (b)           37,808        663,152
Weatherford International Ltd. (b)      20,800        898,560
Weatherford International Ltd. (b)      26,100      1,127,520
                                                -------------
                                                   17,859,464
                                                -------------
PAPER & FOREST PRODUCTS  (0.9%)
Bowater, Inc.                           21,600      1,174,392
Glatfelter (P.H.) & Co.                 17,000        319,600
Longview Fibre Co.                      20,000        188,400
Potlatch Corp.                          11,100        377,622
Rayonier, Inc.                          10,900        535,517
Wausau-Mosinee Paper Corp.              20,200        243,410
                                                -------------
                                                    2,838,941
                                                -------------
PHOTOGRAPHY / IMAGING  (0.1%)
Imation Corp. (b)                       13,700        407,712
                                                -------------
PUBLISHING & PRINTING  (2.0%)
Banta Corp.                              9,800        351,820
Belo (A.H.) Corp.                       43,800        990,318
Lee Enterprises, Inc.                   17,300        605,500
Media General, Inc.                      9,100        546,000
Readers Digest Association              39,100        732,343
Scholastic Corp. (b)                    15,300        579,870
Valassis Communications, Inc. (b)       21,100        770,150
Washington Post Co.                      3,700      2,016,500
                                                -------------
                                                    6,592,501
                                                -------------


=============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
=============================================================
COMMON STOCKS  (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS  (0.5%)
Hospitality Properties Trust            24,500  $     894,250
New Plan Excel Realty Trust             37,200        774,876
                                                -------------
                                                    1,669,126
                                                -------------
RESTAURANTS  (1.3%)
Bob Evans Farms, Inc.                   13,700        431,276
Brinker International, Inc. (b)         38,400      1,219,200
CBRL Group, Inc.                        21,800        665,336
Outback Steakhouse, Inc. (b)            30,300      1,063,530
Papa John's International, Inc. (b)      8,100        270,459
The Cheesecake Factory, Inc. (b)        19,800        702,504
                                                -------------
                                                    4,352,305
                                                -------------
RETAIL  (5.5%)
99 Cents Only Stores (b)                27,400        702,810
Abercrombie & Fitch Co. (b)             38,800        935,856
American Eagle Outfitters Ltd. (b)      28,250        597,205
Barnes & Noble, Inc. (b)                26,400        697,752
BJ's Wholesale Club, Inc. (b)           27,900      1,074,150
Borders Group, Inc. (b)                 32,000        588,800
CDW Computer Centers, Inc. (b)          33,700      1,577,497
Claire's Stores, Inc.                   19,100        437,390
Coach, Inc. (b)                         17,400        955,260
Copart, Inc. (b)                        35,700        579,411
Dollar Tree Stores, Inc. (b)            44,550      1,755,716
Fastenal Co.                            29,700      1,143,747
Longs Drug Stores Corp.                 15,000        424,350
Michael's Stores, Inc. (b)              25,900      1,010,100
Nieman Marcus Group, Inc. (b)           18,800        652,360
Payless Shoesource, Inc. (b)             8,800        507,320
Ross Stores, Inc.                       31,000      1,263,250
Ruddick Corp.                           18,200        308,672
Saks, Inc. (b)                          55,800        716,472
Tech Data Corp. (b)                     22,100        836,485
Williams Sonoma, Inc. (b)               45,100      1,382,766
                                                -------------
                                                   18,147,369
                                                -------------
SEMICONDUCTORS  (0.3%)
Fairchild Semiconductor Corp. (b)       44,500      1,081,350
                                                -------------
SHIPPING/TRANSPORTATION  (1.9%)
Airborne, Inc.                          18,900        362,880
Alexander & Baldwin, Inc.               16,000        408,480
Atlas Air, Inc. (b)                     15,000         55,500
CNF Transportation, Inc.                18,800        714,024
EGL, Inc. (b)                           18,800        318,848
Expeditors International of             40,600      1,346,296
Washington, Inc.
GATX Corp.                              19,100        574,910
J.B. Hunt Transport Services, Inc. (b)  14,300        422,136
Overseas Shipholding Group, Inc.        13,500        284,580
Robinson (C.H.) Worldwide, Inc.         33,100      1,109,843
Swift Transportation Co., Inc. (b)      33,900        789,870
                                                -------------
                                                    6,387,367
                                                -------------
TEXTILES / APPAREL  (0.1%)
Unifi, Inc. (b)                         21,100        229,990
                                                -------------

                      GARTMORE VARIABLE INSURANCE TRUST
                      DREYFUS GVIT MID CAP INDEX FUND
       STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED) (CONTINUED)


=====================================================================
SECURITY DESCRIPTION                         SHARES         VALUE
=====================================================================
COMMON STOCKS  (CONTINUED)

UTILITIES  (7.1%)
AGL Resources, Inc.                            21,900  $     508,080
Allete, Inc.                                   33,300        902,430
Alliant Energy Corp.                           35,400        909,780
American Water Works, Inc.                     39,200      1,693,832
Aquila, Inc.                                   55,700        445,600
Black Hills Corp.                              10,500        363,405
Cleco Corp.                                    17,700        387,630
Conectiv, Inc.                                 34,800        898,188
DPL, Inc.                                      49,600      1,311,920
DQE, Inc.                                      28,000        392,000
Energy East Corp.                              45,800      1,035,080
Equitable Resources, Inc.                      24,800        850,640
Great Plains Energy, Inc.                      24,300        494,505
Hawaiian Electric Industries, Inc.             14,200        604,210
Idacorp, Inc.                                  14,700        407,190
MDU Resources Group, Inc.                      27,800        730,862
National Fuel Gas Co.                          31,300        704,563
Northeast Utilities                            54,000      1,015,740
NSTAR                                          20,800        931,424
Oklahoma Gas & Electric Co.                    30,600        699,516
Oneok, Inc.                                    23,700        520,215
PNM, Inc.                                      15,300        370,260
Potomac Electric Power Co.                     42,000        902,160
Puget Energy, Inc.                             34,200        706,230
Questar Corp.                                  32,000        790,400
Scana Corp.                                    41,100      1,268,757
Sierra Pacific Resources                       40,000        312,000
Vectren, Inc.                                  26,600        667,660
Western Gas Resources, Inc.                    12,900        482,460
WGL Holdings, Inc.                             19,000        492,100
Wisconsin Energy Corp.                         45,200      1,142,204
WPS Resources Corp.                            12,400        506,292
                                                       --------------
                                                          23,447,333
                                                       --------------
TOTAL COMMON STOCKS                                      321,354,776
                                                       --------------


=====================================================================
SECURITY DESCRIPTION                         SHARES         VALUE
=====================================================================
U.S. TREASURY BILLS  (0.2%)
1.65%, 09/26/02 (c)                      $    500,000  $     497,994
                                                       --------------
Total U.S. Treasury Bills                                    497,994
                                                       --------------

REPURCHASE AGREEMENT  (2.0%)
Fifth Third Bank 1.86%, dated
06/28/02, due 07/01/02, repurchase
price $6,622,106 (Fully collateralized
by Freddie Mac securities)                  6,621,080      6,621,080
                                                       --------------
TOTAL REPURCHASE AGREEMENT                                 6,621,080
                                                       --------------
TOTAL INVESTMENTS
(COST $347,754,406) (a) - 100.0%                         328,473,850
LIABILITIES IN EXCESS
OF OTHER ASSETS - 0.0%                                       (99,148)
                                                       --------------
NET ASSETS - 100.0%                                    $ 328,374,702
                                                       ==============

---------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

          Unrealized appreciation         $  29,465,106
          Unrealized depreciation           (48,745,662)
                                          --------------
          Net unrealized depreciation     $ (19,280,556)
                                          ==============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

(c)  Pledged as collateral for futures.

At June 30, 2002 the Fund's open long futures contracts were as follows:

                                   Market Value     Unrealized
Number of  Long                     Covered by     Appreciation
Contracts  Contracts   Expiration    Contracts    (Depreciation)
---------  ----------  ----------  -------------  --------------
31         S&P Midcap    09/20/02  $   7,599,650  $     (78,450)
           400 Future

See notes to financial statements.

            GARTMORE VARIABLE INSURANCE TRUST
             DREYFUS GVIT MID CAP INDEX FUND
STATEMENT OF INVESTMENTS JUNE 30, 2002 (UNAUDITED) (CONTINUED)


===========================================================
SECURITY DESCRIPTION                   SHARES     VALUE
===========================================================
COMMON STOCKS  (99.3%)

AEROSPACE/DEFENSE  (4.2%)
Northrop Grumman Corp.                 2,380  $     297,500
                                              -------------
BUSINESS SERVICES  (4.9%)
Cendant Corp. (b)                     21,710        344,755
                                              -------------
COMMUNICATIONS EQUIPMENT  (10.1%)
Cisco Systems, Inc. (b)               21,750        303,413
Viacom, Inc. Class B (b)               9,150        405,985
                                              -------------
                                                    709,398
                                              -------------
COMPUTER HARDWARE  (10.3%)
Dell Computer Corp. (b)               14,110        368,836
Hewlett Packard Co.                   22,790        348,231
                                              -------------
                                                    717,067
                                              -------------
COMPUTER SOFTWARE & SERVICES  (9.4%)
Electronic Arts, Inc. (b)              4,350        287,318
Microsoft Corp. (b)                    6,800        371,960
                                              -------------
                                                    659,278
                                              -------------
FINANCIAL SERVICES  (7.8%)
American Express Co.                   7,860        285,475
Concord EFS, Inc. (b)                  8,740        263,424
                                              -------------
                                                    548,899
                                              -------------
INTERNET SERVICES  (5.5%)
eBay, Inc. (b)                         6,240        384,509
                                              -------------
MEDICAL  (11.7%)
Anthem, Inc. (b)                       3,060        206,489
HCA-The Healthcare Co.                 7,820        371,449
Medimmune, Inc. (b)                    8,990        237,336
                                              -------------
                                                    815,274
                                              -------------
MOTORCYCLES  (6.8%)
Harley-Davidson, Inc.                  9,330        478,349
                                              -------------
OIL & GAS  (4.4%)
Murphy Oil Corp.                       3,710        306,075
                                              -------------


===========================================================
SECURITY DESCRIPTION                   SHARES     VALUE
===========================================================
COMMON STOCKS  (continued)

PRINTING & PUBLISHING  (4.9%)
Gannett Co., Inc.                      4,500  $     341,550
                                              -------------
SEMICONDUCTORS  (14.4%)
Applied Materials, Inc. (b)           18,520        352,250
Broadcom Corp. (b)                     8,980        157,509
Taiwan Semiconductor
Manufacturing Co. Ltd. - ADR (b)       3,560         46,280
Texas Instruments, Inc.               18,920        448,404
                                              -------------
                                                  1,004,443
                                              -------------
TECHNOLOGY  (4.9%)
Accenture Ltd. (b)                    18,170        345,230
                                              -------------
TOTAL COMMON STOCKS                               6,952,327
                                              -------------

TOTAL INVESTMENTS
(COST $7,613,501) (a) -99.3%                      6,952,327
OTHER ASSETS IN EXCESS
OF LIABILITIES - 0.7%                                50,319
                                              -------------
NET ASSETS - 100.0%                              $7,002,646
                                              =============

-----------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

          Unrealized appreciation          $    97,349
          Unrealized depreciation             (758,523)
                                           ------------
          Net unrealized depreciation      $  (661,174)
                                           ============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

ADR      American Depositary Receipt

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                      GARTMORE GVIT MILLENNIUM GROWTH FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

==============================================================
SECURITY DESCRIPTION                          SHARES   VALUE
==============================================================
COMMON STOCKS  (99.4%)

ADVERTISING  (1.1%)
The Interpublic Group of Companies, Inc.         800  $ 19,808
                                                      --------

AEROSPACE/DEFENSE  (0.6%)
Integrated Defense Technology, Inc. (b)          400    11,772
                                                      --------

BIOTECHNOLOGY  (0.7%)
Biogen, Inc. (b)                                 300    12,429
                                                      --------

BUSINESS SERVICES  (5.7%)
ChoicePoint, Inc. (b)                            452    20,552
Cintas Corp.                                     300    14,829
Fiserv, Inc. (b)                                 600    22,026
ICON plc ADR (b)                                 400    11,400
MPS Group, Inc. (b)                            1,200    10,200
SRA International, Inc. (b)                      200     5,396
Tech Data Corp. (b)                              500    18,925
                                                      --------
                                                       103,328
                                                      --------

COMPUTER SOFTWARE & SERVICES  (11.5%)
Activision, Inc. (b)                             500    14,530
Cadence Design Systems, Inc. (b)                 500     8,060
Cisco Systems, Inc. (b)                        2,600    36,270
Electronic Arts, Inc. (b)                        400    26,420
Emulex Corp. (b)                                 300     6,753
First Data Corp.                               1,000    37,200
International Game Technologies (b)              200    11,340
JDA Software Group, Inc. (b)                     800    22,608
Lexmark International Group, Inc. (b)            200    10,880
Network Appliance, Inc. (b)                      700     8,708
The BISYS Group, Inc. (b)                        298     9,923
Veritas Software Corp. (b)                       900    17,811
                                                      --------
                                                       210,503
                                                      --------

DRUGS  (1.4%)
Cephalon, Inc. (b)                               100     4,520
Medicis Pharmaceutical Corp. Class A (b)         187     7,996
MedImmune, Inc. (b)                              500    13,200
                                                      --------
                                                        25,716
                                                      --------

EDUCATION  (1.2%)
Apollo Group, Inc. Class A (b)                   571    22,509
                                                      --------

ELECTRONICS  (3.1%)
AVX Corp.                                        900    14,697
Gentex Corp. (b)                                 400    10,988
OSI Systems, Inc. (b)                            900    17,847
Vishay Intertechnology, Inc. (b)                 600    13,200
                                                      --------
                                                        56,732
                                                      --------

FINANCIAL / MISCELLANEOUS  (10.2%)
Arthur J. Gallagher & Co.                      1,000    34,650
Capital One Financial Corp.                      200    12,210
Charter One Financial, Inc.                      400    13,752
Investors Financial Services Corp.             1,400    46,956
Moodys, Inc.                                     401    19,950
SLM Corp.                                        400    38,760
Synovus Financial Corp.                          700    19,264
                                                      --------
                                                       185,542
                                                      --------

HEALTHCARE  (4.3%)
Bally Total Fitness Holding Corp. (b)          1,102    20,618
Caremark Rx, Inc. (b)                            900    14,850
Medical Staffing Network Holdings, Inc. (b)      400     9,800
COMMON STOCKS  (CONTINUED)
HEALTHCARE  (CONTINUED)
Stryker Corp.                                    300  $ 16,053
Universal Health Services, Inc. Class B (b)      200     9,800
Watson Pharmaceutical, Inc. (b)                  291     7,354
                                                      --------
                                                        78,475
                                                      --------

==============================================================
SECURITY DESCRIPTION                          SHARES   VALUE
==============================================================
COMMON STOCKS (CONTINUED)

INSURANCE  (0.5%)
WellPoint Health Networks, Inc. (b)              108     8,403
                                                      --------

Internet Service Providers  (0.9%)
eBay, Inc. (b)                                   200    12,324
PayPal, Inc. (b)                                 200     4,040
                                                      --------
                                                        16,364
                                                      --------

MANUFACTURING  (3.6%)
Bunge Ltd.                                       500    10,550
Danaher Corp.                                    200    13,270
Masco Corp.                                    1,100    29,821
Sealed Air Corp. (b)                             300    12,081
                                                      --------
                                                        65,722
                                                      --------

MEDICAL - BIOMEDICAL/GENETIC  (4.1%)
Becton, Dickinson & Co.                          300    10,335
Biomet, Inc.                                     700    18,984
Guidant Corp. (b)                                500    15,115
Immunex Corp. (b)                                800    17,872
Pharmaceutical Product Development, Inc. (b)     452    11,906
                                                      --------
                                                        74,212
                                                      --------

MEDICAL - INSTRUMENTS  (1.0%)
Cymer, Inc. (b)                                  500    17,520
                                                      --------

Medical - Laboratories  (3.6%)
Forest Laboratories, Inc. (b)                    100     7,080
LabOne, Inc. (b)                                 510    13,464
Laboratory Corp. of America Holdings (b)         600    27,390
St. Jude Medical, Inc. (b)                       237    17,502
                                                      --------
                                                        65,436
                                                      --------

MEDICAL - PRODUCTS  (8.1%)
AmerisourceBergen Corp.                          140    10,640
Boston Scientific Corp. (b)                      286     8,386
Celgene Corp. (b)                                300     4,590
Chiron Corp. (b)                                 200     7,070
DENTSPLY International, Inc.                     464    17,126
Express Scripts, Inc. Class A (b)                500    25,055
Fisher Scientific International, Inc. (b)        800    22,400
Health Net, Inc. (b)                             400    10,708
Henry Schein, Inc. (b)                           744    33,108
IVAX Corp. (b)                                   444     4,795
Millenium Pharmaceuticals, Inc. (b)              400     4,860
                                                      --------
                                                       148,738
                                                      --------

METALS  (1.0%)
Ecolab, Inc.                                     400    18,492
                                                      --------

OIL & GAS  (5.8%)
Burlington Resources, Inc.                       600    22,799
Nabors Industries Ltd. (b)                       390    13,709
Noble Energy, Inc.                               590    21,270
Pride International, Inc. (b)                    770    12,058
Smith International, Inc. (b)                    320    21,821
Transocean Sedco Forex, Inc.                     470    14,641
                                                      --------
                                                       106,298
                                                      --------

                        GARTMORE VARIABLE INSURANCE TRUST
                      GARTMORE GVIT MILLENNIUM GROWTH FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONTINUED)

================================================================
SECURITY DESCRIPTION                        SHARES      VALUE
================================================================
COMMON STOCKS  (CONTINUED)

RETAIL  (14.6%)
Advance Auto Parts, Inc. (b)                    174  $    9,485
AutoZone, Inc. (b)                              140      10,822
Bed Bath & Beyond, Inc. (b)                   1,100      41,515
Best Buy Co., Inc. (b)                          600      21,780
BJ's Wholesale Club, Inc. (b)                   200       7,700
Constellation Brands, Inc. (b)                  400      12,800
Dollar General Corp.                          2,103      40,020
Family Dollar Stores, Inc.                      400      14,100
RadioShack Corp.                                400      12,024
Sonic Automotive, Inc. (b)                      294       7,571
Staples, Inc. (b)                               600      11,820
The Estee Lauder Companies, Inc. Class A        200       7,040
The TJX Companies, Inc.                       1,000      19,610
Whole Foods Market, Inc. (b)                    400      19,288
Williams Sonoma, Inc. (b)                       440      13,490
Wm. Wrigley Jr. Co.                             300      16,605
                                                     -----------
                                                        265,670
                                                     -----------

RETAIL / RESTAURANT  (1.1%)
CBRL Group, Inc.                                359      10,957
RARE Hospitality International, Inc. (b)        370       9,960
                                                     -----------
                                                         20,917
                                                     -----------

SEMICONDUCTORS  (8.3%)
ASML Holding N.V. (b)                           500       7,560
Axcelis Technologies, Inc. (b)                  769       8,690
Fairchild Semiconductor Corp. Class A (b)       800      19,440
International Rectifier Corp. (b)               800      23,320
Micron Technology, Inc. (b)                   1,700      34,374
National Semiconductor Corp. (b)              1,300      37,921
Rudolph Technologies, Inc. (b)                  800      19,944
                                                     -----------
                                                        151,249
                                                     -----------

SERVICES TO THE HEALTH INDUSTRY  (1.7%)
McKesson Corp.                                  700      22,890
Varian Medical Systems, Inc. (b)                215       8,718
                                                     -----------
                                                         31,608
                                                     -----------

TELECOMMUNICATIONS  (2.4%)
Regent Communications, Inc. (b)               3,300      23,295
Sinclair Broadcast Group, Inc. Class A (b)      600       8,663
Univision Communications, Inc. (b)              400      12,560
                                                     -----------
                                                         44,518
                                                     -----------

TELECOMMUNICATIONS EQUIPMENT  (1.0%)
Brocade Communications Systems, Inc. (b)      1,000      17,480
                                                     -----------

Therapeutics  (0.9%)
Gilead Sciences, Inc. (b)                       200       6,576
IDEC Pharmaceuticals Corp. (b)                  300      10,635
                                                     -----------
                                                         17,211
                                                     -----------

TRANSPORTATION & SHIPPING  (1.0%)
C.H. Robinson Worldwide, Inc.                   300      10,059
Fastenal Co.                                    200       7,702
                                                     -----------
                                                         17,761
                                                     -----------
TOTAL COMMON STOCKS                                   1,814,413
                                                     -----------

================================================================
SECURITY DESCRIPTION                     PRINCIPAL    VALUE
================================================================
REPURCHASE AGREEMENT  (3.9%)
Fifth Third Bank, 1.86%, dated
06/28/02, due 07/01/02, repurchase
price $71,360 (Fully collateralized
by FARM)                                    $71,349  $   71,349
                                                     -----------
TOTAL REPURCHASE AGREEMENT                               71,349
                                                     -----------


TOTAL INVESTMENTS
(COST $1,970,692) (a) - 103.3%                        1,885,762
LIABILITIES IN EXCESS OF
OTHER ASSETS - (3.3)%                                   (60,026)
                                                     -----------
NET ASSETS - 100.0%                                  $1,825,736
                                                     ===========
----------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation     $      85,930
            Unrealized depreciation          (170,860)
                                        --------------
            Net unrealized depreciation $     (84,930)
                                        ==============

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

ADR               American Depositary Receipt

FARM              Federal Adjustable Rate Mortgage

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
            GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

===================================================================
SECURITY DESCRIPTION                         SHARES       VALUE
===================================================================
COMMON STOCKS  (91.0%)

FINLAND  (2.7%)

TELECOM EQUIPMENT  (2.7%)
Nokia Corp. ADR                                21,300  $   308,424
                                                       ------------
KOREA  (1.4%)

SEMICONDUCTORS  (1.4%)
Samsung Electronics Co., Ltd.                   1,200      164,760
                                                       ------------

UNITED STATES  (86.9%)

COMPUTER HARDWARE  (16.7%)
Apple Computer, Inc. (b)                       25,300      448,316
Dell Computer Corp. (b)                        21,200      554,168
Electronic Data Systems Corp.                   2,700      100,305
EMC Corp. (b)                                  81,700      616,835
Lexmark International, Inc. (b)                 3,400      184,960
                                                       ------------
                                                         1,904,584
                                                       ------------

COMPUTER SERVICES  (7.8%)
Anteon International Corp. (b)                 15,100      381,728
eBay, Inc. (b)                                  6,400      394,368
JDA Software Group, Inc. (b)                    2,600       73,476
SRA International, Inc. (b)                     1,500       40,470
                                                       ------------
                                                           890,042
                                                       ------------

COMPUTER SOFTWARE  (13.5%)
Activision, Inc. (b)                            6,900      200,514
Electronic Arts, Inc. (b)                       7,600      501,980
Microsoft Corp. (b)                            11,500      629,050
VERITAS Software Corp. (b)                     10,800      213,732
                                                       ------------
                                                         1,545,276
                                                       ------------

COMPUTERS - INTEGRATED SYSTEMS  (10.8%)
Brocade Communications Systems, Inc. (b)       13,700      239,476
Cisco Systems, Inc. (b)                        71,100      991,844
                                                       ------------
                                                         1,231,320
                                                       ------------

DATA PROCESSING & REPRODUCTION  (5.3%)
First Data Corp.                               16,100      598,920
                                                       ------------

DISTRIBUTION/WHOLESALE  (2.1%)
Tech Data Corp. (b)                             6,400      242,240
                                                       ------------

ELECTRONIC COMPONENTS  (4.1%)
AVX Corp.                                      12,900      210,657
Vishay Intertechnology, Inc. (b)               11,800      259,600
                                                       ------------
                                                           470,257
                                                       ------------

ELECTRONICS  (1.4%)
Integrated Defense Technologies, Inc. (b)       5,300      155,979
                                                       ------------

INTERNET FINANCIAL SERVICES  (0.4%)
PayPal, Inc. (b)                                2,500       50,503
                                                       ------------

LASERS - SYSTEMS/COMPONENTS  (1.1%)
Cymer, Inc. (b)                                 3,500      122,640
                                                       ------------

RADIO  (1.2%)
Regent Communications, Inc. (b)                19,300      136,239
                                                       ------------

===================================================================
SECURITY DESCRIPTION                         SHARES       VALUE
===================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)

SEMICONDUCTORS  (15.1%)
Fairchild Semiconductor Corp. (b)               5,100  $   123,930
Intel Corp.                                    18,200      332,514
Micron Technology, Inc. (b)                    19,700      398,334
National Semiconductor Corp. (b)                8,700      253,779
Rudolph Technologies, Inc. (b)                  5,800      144,594
Texas Instruments, Inc.                        19,600      464,520
                                                       ------------
                                                         1,717,671
                                                       ------------

TELECOM EQUIPMENT  (1.1%)
UTStarcom, Inc. (b)                             6,300      127,071
                                                       ------------

WIRELESS EQUIPMENT  (6.3%)
Motorola, Inc.                                 49,800      718,116
                                                       ------------
                                                         9,910,858
                                                       ------------
TOTAL COMMON STOCKS                                     10,384,042
                                                       ------------

===================================================================
SECURITY DESCRIPTION                     PRINCIPAL     VALUE
===================================================================

REPURCHASE AGREEMENT  (12.6%)
Fifth Third Bank, 1.86%,
dated 06/28/02, due 07/01/02,
repurchase price $1,438,703
(Fully collateralized by Freddie
Mac Gold Securities)                       $1,438,480    1,438,480
                                                       ------------
TOTAL REPURCHASE AGREEMENT                               1,438,480
                                                       ------------


TOTAL INVESTMENTS
(COST $12,745,924) (a) - 103.6%                         11,822,522
LIABILITIES IN
EXCESS OF OTHER ASSETS - (3.6)%                           (414,977)
                                                       ------------
NET ASSETS - 100.0%                                    $11,407,545
                                                       ============
-------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation         $      212,323
            Unrealized depreciation             (1,135,725)
                                            ---------------
            Net unrealized depreciation     $     (923,402)
                                            ===============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

ADR     American Depositary Receipt

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
            GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

=================================================================
SECURITY DESCRIPTION                         SHARES      VALUE
=================================================================
COMMON STOCKS  (94.0%)

BIOTECHNOLOGY  (6.3%)
Biogen, Inc. (b)                               1,030  $   42,673
Chiron Corp. (b)                               3,180     112,413
Genzyme Corp. (b)                              4,540      87,350
OSI Pharmaceuticals, Inc. (b)                  1,450      34,829
                                                      -----------
                                                         277,265
                                                      -----------

MEDICAL PRODUCTS  (26.2%)
AmerisourceBergen Corp.                        1,740     132,240
Beckman Coulter, Inc.                          1,800      89,820
Boston Scientific Corp. (b)                    5,540     162,433
CTI Molecular Imaging, Inc. (b)                5,290     121,353
DENTSPLY International, Inc.                   2,030      74,927
Fisher Scientific International, Inc. (b)      2,700      75,600
Health Net, Inc. (b)                           4,940     132,244
Henry Schein, Inc. (b)                         3,390     150,855
Medtronic, Inc.                                3,724     159,573
Varian Medical Systems, Inc. (b)               1,060      42,983
                                                      -----------
                                                       1,142,028
                                                      -----------

MEDICAL SPECIALTIES  (0.8%)
Advanced Neuromodulation Systems, Inc. (b)        80       2,440
Kyphon, Inc. (b)                               2,380      34,700
                                                      -----------
                                                          37,140
                                                      -----------

PHARMACEUTICALS: MAJOR  (15.2%)
Bristol-Myers Squibb Co.                       4,325     111,153
Pfizer, Inc.                                   7,650     267,750
Pharmacia Corp.                                4,220     158,039
Wyeth                                          2,480     126,976
                                                      -----------
                                                         663,918
                                                      -----------

PHARMACEUTICALS: OTHER  (11.1%)
Allergan, Inc.                                 1,010      67,418
First Horizon Pharmaceutical Corp. (b)         4,150      85,864
IVAX Corp. (b)                                 5,770      62,316
Salix Pharmaceuticals Ltd. (b)                 4,790      74,628
Teva Pharmaceutical Industries Ltd.            2,940     196,332
                                                      -----------
                                                         486,558
                                                      -----------

SERVICES TO THE HEALTH INDUSTRY  (26.5%)
AMN Healthcare Services, Inc. (b)              1,240      43,412
Anthem, Inc. (b)                               3,030     204,464
Baxter International, Inc.                     1,350      60,008
Cerner Corp. (b)                               1,760      84,181
HCA, Inc.                                      4,969     236,027
LifePoint Hospitals, Inc. (b)                  1,430      51,923
McKesson Corp.                                 2,630      86,001
Tenet Healthcare Corp. (b)                     3,200     228,960
UnitedHealth Group, Inc.                       1,750     160,213
                                                      -----------
                                                       1,155,189
                                                      -----------

=================================================================
SECURITY DESCRIPTION                         SHARES      VALUE
=================================================================
COMMON STOCKS  (CONTINUED)

THERAPEUTICS  (7.9%)
Abgenix, Inc. (b)                              1,100  $   10,780
IDEC Pharmaceuticals Corp. (b)                 4,230     149,954
NPS Pharmaceuticals, Inc. (b)                  5,630      86,252
Scios, Inc. (b)                                1,410      43,160
Trimeris, Inc. (b)                             1,270      56,375
                                                      -----------
                                                         346,521
                                                      -----------
TOTAL COMMON STOCKS                                    4,108,619
                                                      -----------

=================================================================
SECURITY DESCRIPTION                     PRINCIPAL     VALUE
=================================================================

REPURCHASE AGREEMENT  (15.1%)
Fifth Third Bank, 1.86%,
dated 06/28/02, due 07/01/02,
repurchase price $660,162
(Fully collateralized by
FNMB Securities)                            $660,060     660,060
                                                      -----------
TOTAL REPURCHASE AGREEMENT                               660,060
                                                      -----------

TOTAL INVESTMENTS
(COST $4,863,349) (a) - 109.1%                         4,768,679
LIABILITIES IN EXCESS OF
OTHER ASSETS - (9.1)%                                   (398,719)
                                                      -----------
NET ASSETS - 100.0%                                   $4,369,960
                                                      ===========
-----------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation          $ 91,671
            Unrealized depreciation          (186,341)
                                             ---------
            Net unrealized depreciation      $(94,670)
                                             =========

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

FNMB          Federal National Mortgage Bank

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                      GARTMORE GVIT NATIONWIDE LEADERS FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

==================================================================
SECURITY DESCRIPTION                         SHARES       VALUE
==================================================================
COMMON STOCKS  (96.2%)

BANKS  (3.9%)
Wells Fargo & Co.                               6,400  $  320,384
                                                       -----------

Beverages / Alcoholic  (4.0%)
Anheuser-Busch Cos., Inc.                       6,500     325,000
                                                       -----------

BEVERAGES / SOFT DRINK  (3.9%)
PepsiCo, Inc.                                   6,600     318,120
                                                       -----------

CAPITAL GOODS  (11.9%)
Eaton Corp.                                     4,570     332,467
Pall Corp.                                     15,600     323,700
Parker Hannifin Corp.                           6,800     324,972
                                                       -----------
                                                          981,139
                                                       -----------

CHEMICALS  (8.1%)
Eastman Chemical Co.                            7,100     332,990
Ecolab, Inc.                                    7,200     332,856
                                                       -----------
                                                          665,846
                                                       -----------

CONSTRUCTION & BUILDING MATERIALS  (8.1%)
Masco Corp.                                    12,200     330,742
Vulcan Materials Co.                            7,550     330,690
                                                       -----------
                                                          661,432
                                                       -----------

CONSUMER DURABLE  (8.1%)
Fortune Brands, Inc.                            5,930     332,080
Maytag Corp.                                    7,720     329,258
                                                       -----------
                                                          661,338
                                                       -----------

ELECTRICAL EQUIPMENT  (4.1%)
SPX Corp. (b)                                   2,870     337,225
                                                       -----------

FINANCIAL SERVICES  (7.9%)
Fannie Mae                                      4,300     317,125
MBNA Corp.                                     10,040     332,023
                                                       -----------
                                                          649,148
                                                       -----------

FURNITURE  (3.8%)
Leggett & Platt, Inc.                          13,400     313,560
                                                       -----------

HEALTHCARE  (11.9%)
Manor Care, Inc. (b)                           14,320     329,360
St. Jude Medical, Inc. (b)                      4,300     317,555
Wellpoint Health Networks, Inc. (b)             4,200     326,802
                                                       -----------
                                                          973,717
                                                       -----------

LEISURE PRODUCTS  (4.1%)
Brunswick Corp.                                11,900     333,200
                                                       -----------

MANUFACTURING  (4.0%)
Illinois Tool Works, Inc.                       4,800     327,840
                                                       -----------

PAPER & FOREST PRODUCTS  (4.0%)
International Paper Co.                         7,500     326,850
                                                       -----------

RAILROADS  (4.3%)
Norfolk Southern Corp.                         15,100     353,038
                                                       -----------

UTILITIES  (4.1%)
Dominion Resources, Inc.                        5,030     332,986
                                                       -----------
Total Common Stocks                                     7,880,823
                                                       -----------

==================================================================
SECURITY DESCRIPTION                      PRINCIPAL    VALUE
==================================================================

REPURCHASE AGREEMENT  (14.8%)
Fifth Third Bank, 1.86%,
dated 06/28/02, due 07/01/02,
repurchase price $1,213,224
(Fully collateralized by
Fannie Mae Securities)                     $1,213,036  $1,213,036
                                                       -----------
TOTAL REPURCHASE AGREEMENT                              1,213,036
                                                       -----------

TOTAL INVESTMENTS
(COST $9,229,212) (a) - 111.0%                          9,093,859
LIABILITIES IN EXCESS
OF OTHER ASSETS - (11.0)%                                (900,172)
                                                       -----------
NET ASSETS - 100.0%                                    $8,193,687
                                                       ===========
------------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation         $ 139,563
            Unrealized depreciation          (274,916)
                                            ----------
            Net unrealized depreciation     $(135,353)
                                            ==========

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                       GARTMORE GVIT EMERGING MARKETS FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

===================================================================
SECURITY DESCRIPTION                           SHARES      VALUE
===================================================================
COMMON STOCKS  (98.8%)

BRAZIL  (11.6%)
AIRCRAFT  (0.6%)
Embraer Aircraft Corp.                            8,000  $  171,200
                                                         ----------

BANKING  (0.7%)
Banco Bradesco SA ADR                             9,300     183,675
                                                         ----------

BEVERAGES  (0.5%)
Companhia de Bebidas das Americas ADR             8,800     136,752
                                                         ----------

ELECTRIC UTILITY  (0.4%)
Companhia Paranaense de
Energia-Copel ADR                                30,000     121,500
                                                         ----------

MINING  (1.6%)
Cia Vale Do Rio Doce ADR                         16,900     438,555
                                                         ----------

OIL & GAS  (1.7%)
Petroleo Brasileiro SA ADR                       26,519     461,431
                                                         ----------

PAPER PRODUCTS  (2.1%)
Votorantim Celulose ADR                          30,000     567,000
                                                         ----------

RETAIL - FOOD PRODUCTS  (0.3%)
Companhia Brasileira de Distribuicao
Grupo Pao de Acucar ADR                           4,500      80,055
                                                         ----------

STEEL  (0.8%)
Gerdau SA ADR                                    21,000     219,450
                                                         ----------

TELECOMMUNICATIONS  (2.9%)
Brasil Telecom Participacoes SA ADR               7,800     220,818
Tele Centro Oeste Celular
Participacoes SA ADR                            100,000     442,999
Tele Norte Leste Participacoes SA ADR            13,150     130,843
                                                         ----------
                                                            794,660
                                                         ----------
                                                          3,174,278
                                                         ----------

CHINA  (0.5%)

OIL & GAS  (0.5%)
Petrochina Co. Ltd.                             690,000     146,846
                                                         ----------

HONG KONG  (4.4%)

AUTOMOBILE  (0.6%)
Denway Motors Ltd.                              606,000     170,923
                                                         ----------

FOOD/BEVERAGE  (0.1%)
Harbin Breweries Group Ltd. (b)                  84,000      19,385
                                                         ----------

OIL & GAS  (1.1%)
CNOOC Ltd.                                      217,000     290,724
                                                         ----------

TELECOMMUNICATIONS  (2.6%)
China Mobile Ltd. ADR (b)                        49,700     726,614
                                                         ----------
                                                          1,207,646
                                                         ----------

HUNGARY  (1.9%)

BANKING  (1.4%)
OTP Bank Rt.                                     48,000     377,587
                                                         ----------

PHARMACEUTICALS  (0.5%)
Gedeon Richter Rt. GDR                            2,400     139,800
                                                         ----------
                                                            517,387
                                                         ----------

===================================================================
SECURITY DESCRIPTION                           SHARES      VALUE
===================================================================
COMMON STOCKS  (CONTINUED)

INDIA  (3.6%)

APPLICATIONS SOFTWARE  (0.4%)
Satyam Computer Services Ltd. ADR                10,900  $  114,123
                                                         ----------

DIVERSIFIED  (0.8%)
Reliance Industries Ltd. GDR                     18,000     216,000
                                                         ----------

FINANCIAL SERVICES  (1.0%)
ICICI Bank Ltd. ADR                              37,750     264,250
                                                         ----------

PHARMACEUTICALS  (1.4%)
Ranbaxy Laboratories Ltd. GDR                    20,400     395,352
                                                         ----------
                                                            989,725
                                                         ----------

INDONESIA  (1.2%)

FOOD & BEVERAGE  (1.2%)
PT Indofood Sukses Makmur Tbk                 2,689,000     331,766
                                                         ----------

ISRAEL  (2.8%)

COMPUTER HARDWARE MANUFACTURING  (2.8%)
M-Systems Flash Disk Pioneer Ltd. (b)            91,100     756,394
                                                         ----------

KOREA  (19.7%)

AUTOMOBILE  (1.0%)
Hyundai Motor Co. Ltd. GDR                       18,500     275,280
                                                         ----------

BANKING  (3.9%)
Shinhan Bank GDR                                 38,500   1,077,230
                                                         ----------

COMMERCIAL BANKS  (1.4%)
Kookmin Bank                                      8,000     388,362
                                                         ----------

CONSTRUCTION  (0.2%)
Samsung Corp.                                    10,000      59,850
                                                         ----------

ELECTRONICS  (8.8%)
LG Electronics, Inc. (b)                         53,370     452,514
Samsung Electronics GDR                          25,150   1,726,045
Telecom Freetel (b)                               5,800     190,923
                                                         ----------
                                                          2,369,482
                                                         ----------

SHIPBUILDING  (0.7%)
Daewoo Shipbuilding & Marine
Engineering Co. Ltd. (b)                         27,000     194,140
                                                         ----------

STEEL  (1.5%)
POSCO ADR                                        14,700     400,869
                                                         ----------

TELECOMMUNICATIONS  (2.2%)
SK Telecom Co. Ltd. ADR                          24,800     614,792
                                                         ----------
                                                          5,380,005
                                                         ----------

MALAYSIA  (4.9%)

BANKING  (1.5%)
AMMB Holdings Berhad                            290,200     408,571
                                                         ----------

CELLULAR/WIRELESS TELECOMMUNICATIONS  (0.2%)
Maxis Communications Berhad (b)                  50,000      63,816
                                                         ----------

OIL & GAS  (1.2%)
Petronas Dagangan Berhad                        214,000     321,000
                                                         ----------

SEMICONDUCTORS  (2.0%)
Unisem (M) Berhad                               203,000     550,237
                                                         ----------
                                                          1,343,624
                                                         ----------

                        GARTMORE VARIABLE INSURANCE TRUST
                       GARTMORE GVIT EMERGING MARKETS FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONTINUED)

======================================================================
SECURITY DESCRIPTION                            SHARES        VALUE
======================================================================
COMMON STOCKS  (CONTINUED)

MEXICO  (14.5%)

CABLE TV/PROGRAMMING  (2.2%)
TV Azteca SA de CV ADR                             89,800  $   611,538
                                                           -----------

CELLULAR/WIRELESS TELECOMMUNICATIONS  (0.1%)
America Telecom SA de CV ADR (b)                   19,547       23,194
                                                           -----------

DIVERSIFIED  (2.0%)
Alfa SA Class A                                   176,100      297,484
Grupo IMSA SA de CV ADR                            19,600      243,040
                                                           -----------
                                                               540,524
                                                           -----------

FINANCIAL SERVICES  (2.7%)
Grupo Financiero Banorte SA (b)                   320,000      738,462
                                                           -----------

MINING  (1.5%)
Grupo Mexico SA Class B                           278,000      399,739
                                                           -----------

REAL ESTATE OPERATORS/DEVELOPERS  (1.0%)
Consorcio Ara SA de CV (b)                        187,500      273,379
                                                           -----------

RETAIL  (3.3%)
Grupo Elektra SA de CV ADR                         47,300      409,144
Organizacion Soriana SA de CV (b)                  73,500      183,288
Wal-Mart de Mexico SA de CV ADR                    12,100      328,629
                                                           -----------
                                                               921,061
                                                           -----------

TELECOMMUNICATIONS  (1.7%)
Carso Global Telecom ADR (b)                      215,000      464,830
                                                           -----------
                                                             3,972,727
                                                           -----------

POLAND  (0.5%)

PETROLEUM  (0.5%)
Polski Koncern Naftowy Orlen SA GDR                15,700      137,061
                                                           -----------

RUSSIA  (7.7%)

OIL & GAS  (7.7%)
OAO Gazprom ADR                                    43,900      724,350
Sibneft ADR                                        20,000      359,020
Tatneft ADR                                        73,411    1,015,274
                                                           -----------
                                                             2,098,644
                                                           -----------

SOUTH AFRICA  (8.2%)

BANKING & FINANCE  (2.5%)
Investec Group Ltd.                                43,600      672,396
                                                           -----------

ENGINEERING  (0.4%)
Aveng Ltd.                                        140,200      108,788
                                                           -----------

FINANCIAL SERVICES  (1.1%)
FirstRand Ltd.                                    407,600      302,438
                                                           -----------

MINING  (4.2%)
Anglo American PLC                                 26,582      443,411
Anglogold Ltd.                                      5,000      265,761
Impala Platinum Holdings Ltd.                       8,000      443,686
                                                           -----------
                                                             1,152,858
                                                           -----------
                                                             2,236,480
                                                           -----------

TAIWAN  (12.0%)

BANKING  (1.2%)
Chang Hwa Commercial Bank                         650,000      330,739
                                                           -----------

======================================================================
SECURITY DESCRIPTION                            SHARES        VALUE
======================================================================
COMMON STOCKS  (CONTINUED)

TAIWAN  (CONTINUED)

COMPUTER HARDWARE  (5.9%)
Asustek Computer, Inc. GDR                        254,500  $   750,775
Benq Corp.                                         85,120      137,578
Compal Electronics, Inc. GDR                      189,500      739,050
                                                           -----------
                                                             1,627,403
                                                           -----------

ELECTRONICS  (3.4%)
Pro Mos Technologies, Inc. GDR (b)                 62,400      287,040
United Microelectronics Corp. ADR (b)              87,500      643,125
                                                           -----------
                                                               930,165
                                                           -----------

FINANCIAL SERVICES  (1.1%)
Fubon Financial Holding Co. Ltd. GDR               28,400      291,100
                                                           -----------

SEMICONDUCTORS  (0.4%)
Advanced Semiconducting
Engineering, Inc. ADR (b)                          35,000      113,750
                                                           -----------
                                                             3,293,157
                                                           -----------

THAILAND  (3.7%)

FINANCIAL SERVICES  (3.7%)
Siam Commercial Bank Public Co. Ltd.            1,451,600    1,022,377
                                                           -----------

TURKEY  (1.2%)

BANKING  (1.2%)
Turkiye Garanti Bankasi AS (b)                272,300,000      339,205
                                                           -----------

UNITED KINGDOM  (0.4%)

MINING  (0.4%)
Anglo American PLC                                  6,244      103,838
                                                           -----------

TOTAL COMMON STOCKS                                         27,051,160
                                                           -----------

                        GARTMORE VARIABLE INSURANCE TRUST
                       GARTMORE GVIT EMERGING MARKETS FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONTINUED)

=======================================================
SECURITY DESCRIPTION             PRINCIPAL  VALUE
=======================================================
REPURCHASE AGREEMENT  (1.8%)
Fifth Third Bank, 1.86%,
dated 06/28/02, due 07/01/02,
repurchase price $496,690
(Fully collateralized by
FHARM)                           $496,613  $   496,613
                                           ------------
TOTAL REPURCHASE AGREEMENT                     496,613
                                           ------------

TOTAL INVESTMENTS
(COST $30,157,242) (a) - 100.6%             27,547,773
LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.6)%                      (164,669)
                                           ------------
NET ASSETS - 100.0%                        $27,383,104
                                           ============
-------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation         $     1,362,069
            Unrealized depreciation              (3,971,538)
                                            ----------------
            Net unrealized depreciation     $    (2,609,469)
                                            ================

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

ADR       American Depositary Receipt

FHARM     Federal Home Adjustable Rate Mortgage

GDR       Global Depositary Receipt

At June 30, 2002 the Fund's open forward foreign currency contracts were as follows:

                                                     Unrealized
                    Delivery  Contract    Market    Appreciation/
Currency              Date      Value     Value    (Depreciation)
------------------  --------  ---------  --------  ---------------
Short Contracts:
Turkish Lire         7/01/02  $ 158,462  $165,914  $       (7,452)
                              ---------  --------  ---------------
Long Contracts:
South African Rand   7/03/02  $ 294,524  $293,766  $         (758)
                              ---------  --------  ---------------
Total Contracts                                    $       (8,210)
                                                   ===============

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                    GARTMORE GVIT INTERNATIONAL GROWTH FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

===============================================================
SECURITY DESCRIPTION                          SHARES    VALUE
===============================================================
COMMON STOCKS  (87.7%)

AUSTRALIA  (1.9%)

BANKING  (0.5%)
Australia and New Zealand
Banking Group Ltd.                              4,500  $ 48,732
                                                       --------

COMPUTER SERVICE  (0.3%)
Computershare Ltd.                             19,812    24,469
                                                       --------

MINERALS  (1.1%)
BHP Billiton Ltd.                               7,800    45,103
WMC Ltd.                                       11,400    58,176
                                                       --------
                                                        103,279
                                                       --------
                                                        176,480
                                                       --------

BRAZIL  (0.8%)

MINING  (0.8%)
Companhia Vale de Rio Doce ADR                  3,000    77,850
                                                       --------

CANADA  (3.7%)

BANKING  (0.9%)
Royal Bank of Canada                            2,440    84,227
                                                       --------

FINANCIAL SERVICES  (0.9%)
Sun Life Financial Services of Canada, Inc.     3,800    82,251
                                                       --------

MULTI-MEDIA  (0.4%)
Thomson Corp.                                   1,100    34,687
                                                       --------

OIL & GAS  (0.9%)
Encana Corp.                                    2,700    82,905
                                                       --------

PAPER & RELATED PRODUCTS  (0.6%)
Abitibi-Consolidated, Inc.                      6,500    59,918
                                                       --------
                                                        343,988
                                                       --------

FINLAND  (1.3%)

TELECOMMUNICATIONS  (1.3%)
Nokia Oyj                                       7,912   115,802
                                                       --------

FRANCE  (8.5%)

BANKING  (0.9%)
BNP Paribas SA                                  1,550    85,724
                                                       --------

Building & Construction  (0.9%)
Compagnie de Saint-Gobain                       1,760    79,000
                                                       --------

ELECTRONICS  (0.7%)
Schneider Electric SA                           1,200    64,530
                                                       --------

HEALTH & PERSONAL CARE  (1.4%)
L'Oreal SA                                        847    66,083
Sanofi-Synthelabo SA                            1,100    66,920
                                                       --------
                                                        133,003
                                                       --------

MULTI-MEDIA  (0.3%)
Vivendi Universal SA                            1,100    23,770
                                                       --------

OIL & GAS  (2.3%)
Total Fina Elf SA                               1,309   212,530
                                                       --------

PHARMACEUTICALS  (0.8%)
Aventis SA                                      1,043    73,907
                                                       --------

===============================================================
SECURITY DESCRIPTION                          SHARES    VALUE
===============================================================
COMMON STOCKS  (CONTINUED)

FRANCE  (CONTINUED)

TELECOMMUNICATIONS  (0.4%)
Thomson Multimedia (b)                          1,574  $ 37,230
                                                       --------

UTILITIES  (0.8%)
Suez SA                                         2,700    71,996
                                                       --------
                                                        781,690
                                                       --------

GERMANY  (8.7%)

AUTOMOTIVE  (1.6%)
Bayerische Motoren Werke AG                     2,201    90,752
Porsche AG                                        140    66,367
                                                       --------
                                                        157,119
                                                       --------

BANKING  (0.5%)
Deutsche Bank AG                                  650    45,160
                                                       --------

CHEMICALS  (1.2%)
BASF AG                                         2,400   111,282
                                                       --------

DIVERSIFIED  (0.6%)
Siemens AG                                        900    53,997
                                                       --------

FINANCIAL SERVICES  (1.1%)
Deutsche Boerse AG                              2,300    97,106
                                                       --------

FOOD & BEVERAGE  (0.6%)
Metro AG                                        1,700    52,047
                                                       --------

INSURANCE  (0.8%)
Allianz AG                                        370    74,106
                                                       --------

MANUFACTURING  (0.6%)
Henkel KGaA                                       900    55,997
                                                       --------

TELECOMMUNICATIONS  (0.5%)
Deutsche Telekom AG                             4,900    46,070
                                                       --------

UTILITIES  (1.2%)
E. ON AG                                        1,900   110,710
                                                       --------
                                                        803,594
                                                       --------

HONG KONG  (1.3%)

BEVERAGES  (0.2%)
Harbin Breweries Group Ltd. (b)                90,000    20,769
                                                       --------

FINANCIAL SERVICES  (0.7%)
Hong Kong Exchanges & Clearing Ltd.            36,000    59,308
                                                       --------

TELECOMMUNICATIONS  (0.4%)
China Mobile (Hong Kong) Ltd. (b)              12,000    35,538
                                                       --------
                                                        115,615
                                                       --------

INDIA  (0.7%)

COMPUTER SERVICES  (0.7%)
Satyam Computer Services Ltd.                   6,400    67,008
                                                       --------

INDONESIA  (0.5%)

BANKING  (0.5%)
PT Bank Pan Indonesia Tbk                     700,000    46,195
                                                       --------

                        GARTMORE VARIABLE INSURANCE TRUST
                    GARTMORE GVIT INTERNATIONAL GROWTH FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

===============================================================
SECURITY DESCRIPTION                      SHARES   VALUE
===============================================================
COMMON STOCKS  (CONTINUED)

IRELAND  (2.3%)

BANKING  (1.6%)
Bank of Ireland                           12,200  $  151,934
                                                  -----------

BUILDING & CONSTRUCTION  (0.7%)
CRH PLC                                    3,900      63,552
                                                  -----------
                                                     215,486
                                                  -----------

ITALY  (2.4%)

FINANCE SERVICES  (0.7%)
Banca Fideuram SpA                        10,000      62,318
                                                  -----------

OIL & GAS  (0.5%)
ENI SpA                                    3,000      47,701
                                                  -----------

TELECOMMUNICATIONS  (0.4%)
Telecom Italia SpA                         5,000      39,158
                                                  -----------

UTILITIES  (0.8%)
Enel SpA                                  12,100      69,310
                                                  -----------
                                                     218,487
                                                  -----------

JAPAN  (15.8%)

AUDIO/VIDEO PRODUCTS  (1.7%)
Sony Corp.                                 3,000     158,436
                                                  -----------

AUTOMOTIVE  (1.1%)
Honda Motor Co. Ltd.                         900      36,493
Toyota Motor Corp.                         2,500      66,327
                                                  -----------
                                                     102,820
                                                  -----------

BROKERAGE SERVICES  (1.2%)
Matsui Securities Co. Ltd.                 8,700     111,780
                                                  -----------

CHEMICALS  (2.0%)
Mitsubishi Chemical Corp.                 35,000      81,470
Shin-Etsu Chemical Co. Ltd.                2,500     107,417
                                                  -----------
                                                     188,887
                                                  -----------

COMPUTER SOFTWARE/SERVICES  (0.8%)
Capcom Co. Ltd.                            2,800      72,418
                                                  -----------

ELECTRONICS  (2.8%)
Canon, Inc.                                2,000      75,588
Matsushita Electric Industrial Co. Ltd.    2,000      27,282
Murata Manufacturing Co. Ltd.              1,200      77,090
NEC Corp.                                 12,000      83,497
                                                  -----------
                                                     263,457
                                                  -----------

FINANCIAL SERVICES  (1.0%)
Nomura Holdings, Inc.                      6,000      88,103
                                                  -----------

HEALTH & PERSONAL CARE  (2.4%)
Kao Corp.                                  5,000     115,135
Shiseido Co. Ltd.                          8,000     106,658
                                                  -----------
                                                     221,793
                                                  -----------

LEISURE / ENTERTAINMENT  (0.6%)
Namco Ltd.                                 2,700      51,473
                                                  -----------

SERVICES  (1.1%)
Secom Co. Ltd.                             2,000      98,114
                                                  -----------

===============================================================
SECURITY DESCRIPTION                      SHARES   VALUE
===============================================================
COMMON STOCKS  (CONTINUED)

JAPAN  (CONTINUED)

TELECOMMUNICATIONS  (1.1%)
Nippon Telegraph & Telephone Corp.            25  $  102,828
                                                  -----------
                                                   1,460,109
                                                  -----------

KOREA  (2.6%)

CHEMICALS  (0.5%)
LG Petrochemical Co. Ltd.                  5,000      49,252
                                                  -----------

ELECTRONICS  (1.0%)
Samsung Electronics Co. Ltd.                 666      91,442
                                                  -----------

STEEL  (0.6%)
POSCO ADR                                  1,900      51,813
                                                  -----------

TELECOMMUNICATIONS  (0.5%)
KT Corp. ADR                               2,000      43,300
                                                  -----------
                                                     235,807
                                                  -----------

LUXEMBOURG  (0.5%)

STEEL  (0.5%)
Arcelor (b)                                3,000      42,575
                                                  -----------

NETHERLANDS  (6.7%)

BANKING  (0.7%)

ABN AMRO Holding NV                        3,538      64,257
                                                  -----------

CHEMICALS  (0.6%)
Akzo Nobel NV                              1,350      58,783
                                                  -----------

FINANCIAL SERVICES  (0.8%)
ING Groep NV                               3,000      77,033
                                                  -----------

LUXURY GOODS  (1.1%)
Gucci Group                                1,076     100,952
                                                  -----------

OIL & GAS  (1.8%)
Royal Dutch Petroleum Co.                  2,958     164,763
                                                  -----------

SEMICONDUCTORS  (0.5%)
ASML Holding NV (b)                        3,000      47,494
                                                  -----------

TRANSPORTATION  (1.2%)
TNT Post Group NV                          4,800     108,415
                                                  -----------
                                                     621,697
                                                  -----------

PORTUGAL  (0.7%)

TELECOMMUNICATIONS  (0.7%)
Portugal Telecom, SGPS, SA                 8,500      60,021
                                                  -----------

SOUTH AFRICA  (0.3%)

MINING  (0.3%)
AngloGold Ltd. ADR                         1,000      26,080
                                                  -----------

SPAIN  (1.3%)

TELECOMMUNICATIONS  (0.5%)
Telefonica SA (b)                          5,766      48,403
                                                  -----------

UTILITIES  (0.8%)
Endesa SA                                  5,000      72,638
                                                  -----------
                                                     121,041
                                                  -----------

                        GARTMORE VARIABLE INSURANCE TRUST
                    GARTMORE GVIT INTERNATIONAL GROWTH FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONTINUED)

===========================================================
SECURITY DESCRIPTION                     SHARES    VALUE
===========================================================
COMMON STOCKS  (CONTINUED)

SWITZERLAND  (7.7%)

BANKING  (1.8%)
Credit Suisse Group (b)                   1,300  $   41,272
UBS AG (b)                                2,600     130,760
                                                 ----------
                                                    172,032
                                                 ----------

FOOD & BEVERAGE  (1.8%)
Nestle SA                                   720     167,869
                                                 ----------

HEALTH & PERSONAL CARE  (1.3%)
Roche Holding AG                          1,550     117,164
                                                 ----------

INSURANCE  (0.9%)
Swiss Re                                    840      82,121
                                                 ----------

PHARMACEUTICALS  (1.9%)
Novartis AG                               3,900     171,507
                                                 ----------
                                                    710,693
                                                 ----------

TAIWAN  (1.7%)

ELECTRONICS  (0.4%)
Compal Electronics, Inc. (b)             40,000      38,432
                                                 ----------

FINANCIAL SERVICES  (0.4%)
Fubon Financial Holding Co. Ltd.         40,000      39,988
                                                 ----------

SEMICONDUCTOR MANUFACTURER  (0.4%)
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR (b)           17,600      35,822
                                                 ----------

SEMICONDUCTORS  (0.5%)
Pro Mos Technologies, Inc. GDR (b)        9,000      41,399
                                                 ----------
                                                    155,641
                                                 ----------

THAILAND  (0.3%)

OIL & GAS  (0.3%)

PTT Exploration &
Production Public Co. Ltd.               10,000      27,691
                                                 ----------

UNITED KINGDOM  (18.0%)

AEROSPACE & MILITARY TECHNOLOGY  (0.4%)
British Aerospace PLC                     8,000      40,851
                                                 ----------

BANKING  (3.3%)
Lloyds TSB Group PLC                     11,700     116,458
Royal Bank of Scotland Group PLC          6,600     187,123
                                                 ----------
                                                    303,581
                                                 ----------

BUILDING & CONSTRUCTION  (1.1%)
Persimmon PLC                            16,000      97,189
                                                 ----------

DIVERSIFIED  (0.7%)
Unilever PLC                              7,051      64,272
                                                 ----------

Food & Beverage  (1.3%)
Diageo PLC                                6,400      83,117
Tesco PLC                                11,000      39,990
                                                 ----------
                                                    123,107
                                                 ----------

MINING  (1.0%)
Anglo American PLC                        2,600      43,238
Rio Tinto PLC                             2,700      49,511
                                                 ----------
                                                     92,749
                                                 ----------

===========================================================
SECURITY DESCRIPTION                     SHARES    VALUE
===========================================================
COMMON STOCKS  (CONTINUED)

UNITED KINGDOM  (CONTINUED)

OIL & GAS  (2.6%)
BP Amoco PLC                             28,456  $  239,000
                                                 ----------

PHARMACEUTICALS  (2.1%)
AstraZeneca PLC                             850      35,190
GlaxoSmithKline PLC                       7,200     155,625
                                                 ----------
                                                    190,815
                                                 ----------

RETAIL  (1.3%)
Dixons Group PLC                         25,000      72,881
Marks & Spencer Group PLC                 5,942      33,761
Marks & Spencer Group PLC Class B (b)    12,000      12,579
                                                 ----------
                                                    119,221
                                                 ----------

TELECOMMUNICATIONS  (2.8%)
British Sky Broadcasting Group PLC (b)    9,000      86,291
BT Group PLC (b)                         17,000      65,301
Vodafone Group PLC                       79,570     109,160
                                                 ----------
                                                    260,752
                                                 ----------

TOBACCO  (0.6%)
Imperial Tobacco Group PLC                3,200      52,046
                                                 ----------

TRANSPORTATION  (0.4%)
British Airways PLC                      14,000      39,746
                                                 ----------

UTILITIES  (0.4%)
National Grid Group PLC                   5,500      39,068
                                                 ----------
                                                  1,662,397
                                                 ----------
Total Common Stocks                               8,085,947
                                                 ----------

                        GARTMORE VARIABLE INSURANCE TRUST
                    GARTMORE GVIT INTERNATIONAL GROWTH FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONTINUED)

====================================================
SECURITY DESCRIPTION            PRINCIPAL   VALUE
====================================================
REPURCHASE AGREEMENT  (7.1%)
Fifth Third Bank, 1.86%,
dated 06/28/02, due 07/01/02,
repurchase price $659,199
(Fully collateralized by
FNMB Securities)                $659,097  $  659,097
                                          ----------
TOTAL REPURCHASE AGREEMENT                   659,097
                                          ----------

TOTAL INVESTMENTS
(COST $8,675,092) (a) - 94.8%              8,745,044
OTHER ASSETS IN EXCESS
OF LIABILITIES - 5.2%                        479,398
                                          ----------
NET ASSETS - 100.0%                       $9,224,442
                                          ==========
----------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation         $    458,301
            Unrealized depreciation             (388,349)
            Net unrealized appreciation     $     69,952

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

ADR         American Depositary Receipt

FNMB        Federal National Mortgage Bank

GDR         Global Depositary Receipt


AT JUNE 30, 2002 THE FUND'S OPEN LONG FUTURES CONTRACTS WERE AS FOLLOWS:


                                               MARKET VALUE     UNREALIZED
NUMBER OF    LONG                               COVERED BY     APPRECIATION
CONTRACTS  CONTRACTS               EXPIRATION    CONTRACTS    (DEPRECIATION)
---------  ----------------------  ----------  -------------  ---------------
 2         Topix Index Future         9/17/02  $     170,115  $        1,752
 6         DJ Euro Stoxx 50 Index     9/20/02        187,071           2,192
 3         FTSE 100 Future            9/20/02        212,350          (3,818)
                                                              ---------------
                                                              $          126
                                                              ===============

Cash in the amount of $551,000 is restricted in use and pledged as collateral for the futures contracts.

AT JUNE 30, 2002 THE FUND'S OPEN FORWARD FOREIGN CURRENCY CONTRACTS WERE AS FOLLOWS:


                                                   UNREALIZED
                  DELIVERY  CONTRACT    MARKET    APPRECIATION
CURRENCY            DATE      VALUE     VALUE    (DEPRECIATION)
----------------  --------  ---------  --------  ---------------
SHORT CONTRACTS:
British Pound      7/01/02  $  21,699  $ 21,739  $          (40)
Euro               7/01/02     25,476    25,639            (163)
Hong Kong Dollar   7/02/02     29,190    29,265             (75)
                            ---------  --------  ----------------
TOTAL SHORT
CONTRACTS                   $  76,365  $ 76,643  $         (278)
                            ---------  --------  ----------------
LONG CONTRACTS:
British Pound      7/01/02  $  18,921  $ 18,943  $           22
British Pound      7/02/02     63,844    63,685            (159)
British Pound      7/01/02     49,202    49,051            (151)
Japanese Yen       7/01/02    112,865   112,149            (716)
                            ---------  --------  ----------------
TOTAL LONG
CONTRACTS                   $ 244,832  $243,828  $       (1,004)
                            ---------  --------  ----------------
TOTAL CONTRACTS                                  $       (1,282)
                                                 ================

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
              GARTMORE GVIT INVESTOR DESTINATIONS AGGRESSIVE FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
============================================================
MUTUAL FUND  (100.1%)

EQUITY FUNDS  (95.2%)
Nationwide S&P 500 Index Fund,
Institutional Class*                    210,598  $1,796,405
Nationwide International Index Fund,
Institutional Class*                    281,000   1,801,211
Nationwide Mid Cap Market Index Fund,
Institutional Class*                     83,478     889,872
Nationwide Small Cap Index Fund,
Institutional Class*                     65,855     594,673
One Group Equity Index Fund,
Institutional Class                      24,881     562,314
                                                 -----------
                                                  5,644,475
                                                 -----------

============================================================
SECURITY DESCRIPTION                    SHARES      VALUE
============================================================
FIXED INCOME FUNDS  (4.9%)
Nationwide Bond Index Fund,
Institutional Class*                     27,171  $  290,457
                                                 -----------
TOTAL MUTUAL FUND                                 5,934,932
                                                 -----------

TOTAL INVESTMENTS
(COST $6,250,708) (a) - 100.1%                    5,934,932
LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.1)%                             (3,633)
                                                 -----------
NET ASSETS - 100.0%                              $5,931,299
                                                 ===========
------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation         $   2,845
            Unrealized depreciation          (318,621)
                                            ----------
            Net unrealized depreciation     $(315,776)
                                            ==========

     Aggregate  cost  for federal income tax purposes is substantially the same.

*    Investment  in  affiliate.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
         GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

=============================================================
SECURITY DESCRIPTION                     SHARES      VALUE
=============================================================
MUTUAL FUND  (97.5%)

EQUITY FUNDS  (80.3%)
Nationwide S&P 500 Index Fund,
Institutional Class*                     680,524  $ 5,804,867
Nationwide International Index Fund,
Institutional Class*                     912,593    5,849,719
Nationwide Mid Cap Market Index Fund,
Institutional Class*                     325,320    3,467,911
Nationwide Small Cap Index Fund,
Institutional Class*                     128,320    1,158,734
One Group Equity Index Fund,
Institutional Class                       98,970    2,236,724
                                                  -----------
                                                   18,517,955
                                                  -----------

FIXED INCOME FUNDS  (17.2%)
Gartmore Morley Enhanced Income Fund,
Institutional Class*                      59,404      566,123
Nationwide Bond Index Fund,
Institutional Class*                     317,778    3,397,045
                                                  -----------
                                                    3,963,168
                                                  -----------
TOTAL MUTUAL FUND                                  22,481,123
                                                  -----------

=============================================================
SECURITY DESCRIPTION                    PRINCIPAL    VALUE
=============================================================
FIXED CONTRACT  (2.5%)
Nationwide Fixed Contract, 4.75%*(b)    $567,143  $   567,143
                                                  -----------
TOTAL FIXED CONTRACT                                  567,143
                                                  -----------


TOTAL INVESTMENTS
(COST $24,084,503) (a) - 100.0%                    23,048,266
OTHER ASSETS IN EXCESS
OF LIABILITIES - 0.0%                                   8,873
                                                  -----------
NET ASSETS - 100.0%                               $23,057,139
                                                  -----------
-------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation         $    38,471
            Unrealized depreciation          (1,074,708)
                                            ------------
            Net unrealized depreciation     $(1,036,237)
                                            ============

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

*    Investment  in  affiliate.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                GARTMORE GVIT INVESTOR DESTINATIONS MODERATE FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

================================================================
SECURITY DESCRIPTION                      SHARES       VALUE
================================================================
MUTUAL FUND  (92.5%)

EQUITY FUNDS  (60.4%)
Nationwide S&P 500 Index Fund,
Institutional Class*                     1,441,832  $12,298,823
Nationwide International Index Fund,
Institutional Class*                       976,656    6,260,367
Nationwide Mid Cap Market Index Fund,
Institutional Class*                       386,830    4,123,608
Nationwide Small Cap Index Fund,
Institutional Class*                       228,870    2,066,699
                                                    -----------
                                                     24,749,497
                                                    -----------

FIXED INCOME FUNDS  (32.1%)
Gartmore Morley Enhanced Income
Fund, Institutional Class*                 317,865    3,029,255
Nationwide Bond Index Fund,
Institutional Class*                       944,645   10,098,257
                                                    -----------
                                                     13,127,512
                                                    -----------
TOTAL MUTUAL FUND                                    37,877,009
                                                    -----------

================================================================
SECURITY DESCRIPTION                    PRINCIPAL    VALUE
================================================================

FIXED CONTRACT  (7.4%)
Nationwide Fixed Contract, 4.75%*(b)    $3,034,700  $ 3,034,700
                                                    -----------
TOTAL FIXED CONTRACT                                  3,034,700
                                                    -----------


TOTAL INVESTMENTS
(COST $42,434,753) (a) - 99.9%                       40,911,709
OTHER ASSETS IN
EXCESS OF LIABILITIES - 0.1%                             27,721
                                                    -----------
NET ASSETS - 100.0%                                 $40,939,430
---------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation        $     87,711
            Unrealized depreciation          (1,610,755)
                                           -------------
            Net unrealized depreciation    $ (1,523,044)
                                           =============

     Aggregate cost for federal income tax purposes is substantially the same.

(b) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

*    Investment  in  affiliate.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
        GARTMORE GVIT INVESTOR DESTINATIONS MODERATELY CONSERVATIVE FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

===============================================================
SECURITY DESCRIPTION                      SHARES       VALUE
===============================================================
MUTUAL FUND  (87.5%)

EQUITY FUNDS  (40.5%)
Nationwide S&P 500 Index Fund,
Institutional Class*                       579,311  $ 4,941,521
Nationwide International Index Fund,
Institutional Class*                       392,394    2,515,248
Nationwide Mid Cap Market Index Fund,
Institutional Class*                       233,116    2,485,019
                                                    -----------
                                                      9,941,788
                                                    -----------

FIXED INCOME FUNDS  (47.0%)
Gartmore Morley Enhanced Income
Fund, Institutional Class*                 319,227    3,042,230
Nationwide Bond Index Fund,
Institutional Class*                       796,814    8,517,944
                                                    -----------
                                                     11,560,174
                                                    -----------
TOTAL MUTUAL FUND                                    21,501,962
                                                    -----------

===============================================================
SECURITY DESCRIPTION                      PRINCIPAL    VALUE
===============================================================
FIXED CONTRACT  (12.4%)
Nationwide Fixed Contract,
4.75%*(b)                               $3,047,695  $ 3,047,695
                                                    -----------
TOTAL FIXED CONTRACT                                  3,047,695
                                                    -----------

TOTAL INVESTMENTS
(COST $25,068,576) (a) - 99.9%                       24,549,657
OTHER ASSETS IN EXCESS
OF LIABILITIES - 0.1%                                    26,134
                                                    -----------
NET ASSETS - 100.0%                                 $24,575,791
                                                    ===========
---------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation      $     63,606
            Unrealized depreciation          (582,525)
                                         -------------
            Net unrealized depreciation  $   (518,919)
                                         =============

     Aggregate  cost  for federal income tax purposes is substantially the same.

     (b) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

*    Investment  in  affiliate.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
              GARTMORE GVIT INVESTOR DESTINATIONS CONSERVATIVE FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

===============================================================
SECURITY DESCRIPTION                      SHARES       VALUE
===============================================================
MUTUAL FUND  (80.0%)

EQUITY FUNDS  (20.3%)
Nationwide S&P 500 Index Fund,
Institutional Class*                       232,617  $ 1,984,220
Nationwide International Index Fund,
Institutional Class*                       157,619    1,010,336
Nationwide Mid Cap Market Index Fund,
Institutional Class*                        93,623      998,024
                                                    -----------
                                                      3,992,580
                                                    -----------

FIXED INCOME FUNDS  (54.7%)
Gartmore Morley Enhanced Income Fund,
Institutional Class*                       410,388    3,911,001
Nationwide Bond Index Fund,
Institutional Class*                       640,278    6,844,576
                                                    -----------
                                                     10,755,577
                                                    -----------

MONEY MARKET FUNDS  (5.0%)
Gartmore Money Market Fund*                978,734      978,734
                                                    -----------
TOTAL MUTUAL FUND                                    15,726,891
                                                    -----------

===============================================================
SECURITY DESCRIPTION                      PRINCIPAL    VALUE
===============================================================
FIXED CONTRACT  (19.9%)
Nationwide Fixed Contract,
4.75%*(b)                               $3,917,904  $ 3,917,904
                                                    -----------
Total Fixed Contract                                  3,917,904
                                                    -----------


TOTAL INVESTMENTS
(COST $19,823,443) (a) - 99.9%                       19,644,795
OTHER ASSETS IN EXCESS
OF LIABILITIES - 0.1%                                    23,995
                                                    -----------
NET ASSETS - 100.0%                                 $19,668,790
                                                    ===========
---------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation     $      44,412
            Unrealized depreciation          (223,060)
                                        --------------
            Net unrealized depreciation $    (178,648)
                                        ==============

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

*    Investment  in  affiliate.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                     GARTMORE GVIT U.S. GROWTH LEADERS FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

===============================================================
SECURITY DESCRIPTION                       SHARES      VALUE
===============================================================
COMMON STOCKS  (89.5%)

AEROSPACE / DEFENSE  (6.0%)
Lockheed Martin Corp.                        4,700  $  326,650
                                                    -----------

BANKS  (2.9%)
City National Corp.                          3,000     161,250
                                                    -----------

BUSINESS SERVICES  (3.1%)
Accenture Ltd. Class A (b)                   9,000     171,000
                                                    -----------

COMPUTER EQUIPMENT  (7.8%)
Dell Computer Corp. (b)                      7,800     203,892
Lexmark International Group, Inc.
Class A (b)                                  4,100     223,040
                                                    -----------
                                                       426,932
                                                    -----------

COMPUTER NETWORKS  (8.7%)
Brocade Communications Systems, Inc. (b)    18,600     325,128
Cisco Systems, Inc. (b)                     10,900     152,055
                                                    -----------
                                                       477,183
                                                    -----------

COMPUTER SOFTWARE & SERVICES  (16.6%)
Activision, Inc. (b)                         6,500     188,890
Microsoft Corp. (b)                          7,000     382,900
Oracle Corp. (b)                            19,500     184,665
SRA International, Inc. Class A (b)          5,900     159,182
                                                    -----------
                                                       915,637
                                                    -----------

FINANCIAL SERVICES  (8.6%)
Capital One Financial Corp.                  4,600     280,830
Concord EFS, Inc. (b)                        6,300     189,882
                                                    -----------
                                                       470,712
                                                    -----------

HEALTHCARE  (16.4%)
Anthem, Inc. (b)                             3,000     202,440
Baxter International, Inc.                   5,100     226,695
Boston Scientific Corp. (b)                  5,600     164,192
HCA, Inc.                                    3,400     161,500
St. Jude Medical, Inc. (b)                   2,000     147,700
                                                    -----------
                                                       902,527
                                                    -----------

RETAIL  (12.4%)
Best Buy Co., Inc. (b)                       4,900     177,870
Coach, Inc. (b)                              5,000     274,500
Target Corp.                                 6,000     228,600
                                                    -----------
                                                       680,970
                                                    -----------

SEMICONDUCTORS  (7.0%)
Broadcom Corp. Class A (b)                   9,400     164,876
Texas Instruments, Inc.                      9,200     218,040
                                                    -----------
                                                       382,916
                                                    -----------
TOTAL COMMON STOCKS                                  4,915,777
                                                    -----------

===============================================================
SECURITY DESCRIPTION                   PRINCIPAL      VALUE
===============================================================
REPURCHASE AGREEMENT  (10.5%)
Fifth Third Bank, 1.86%,
dated 06/28/02 due 07/01/02,
repurchase price $575,688
(Fully collateralized by
Ginnie Mae Securities)                    $575,599  $  575,599
                                                    -----------
TOTAL REPURCHASE AGREEMENT                             575,599
                                                    -----------


TOTAL INVESTMENTS
(COST $5,761,189) (a) - 100.0%                       5,491,376
LIABILITIES IN EXCESS
OF OTHER ASSETS - 0.0%                                  (2,349)
                                                    -----------
NET ASSETS - 100.0%                                 $5,489,027
                                                    ===========
---------------------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation     $     111,902
            Unrealized depreciation          (381,715)
                                        --------------
            Net unrealized depreciation $    (269,813)
                                        ==============

     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                      GARTMORE GVIT GLOBAL UTILITIES FUND
              STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)

========================================================
SECURITY DESCRIPTION                 SHARES     VALUE
========================================================
COMMON STOCKS  (94.1%)

FRANCE  (2.9%)
Water Utility  (2.9%)
Suez SA                                3,100  $   82,662
                                              ----------

GERMANY  (6.8%)

ELECTRIC UTILITY  (4.7%)
E. ON AG                               2,345     136,640
                                              ----------

TELECOMMUNICATIONS  (2.1%)
Deutsche Telekom AG                    6,400      60,172
                                              ----------
                                                 196,812
                                              ----------

HONG KONG  (1.1%)

TELECOMMUNICATIONS  (1.1%)
China Mobile Ltd. (b)                 11,000      32,577
                                              ----------

ITALY  (4.3%)

ELECTRIC UTILITY  (1.8%)
Enel SpA                               9,300      53,271
                                              ----------

TELECOMMUNICATIONS  (2.5%)
Telecom Italia SpA                    13,300      70,536
                                              ----------
                                                 123,807
                                              ----------

JAPAN  (9.0%)

ELECTRIC UTILITY  (3.8%)
Kansai Electric Power Co., Inc.        1,900      30,039
Tokyo Electric Power Co.               3,900      80,206
                                              ----------
                                                 110,245
                                              ----------

TELECOMMUNICATIONS  (5.2%)
Nippon Telegraph & Telephone Corp.        23      94,602
Ntt Docomo, Inc.                          22      54,147
                                              ----------
                                                 148,749
                                              ----------
                                                 258,994
                                              ----------

NETHERLANDS  (0.8%)

TELECOMMUNICATIONS  (0.8%)
Koninklijke KPN NV (b)                 4,650      21,768
                                              ----------

PORTUGAL  (1.5%)

ELECTRIC UTILITY  (0.5%)
Electricidade de Portugal SA           8,100      15,679
                                              ----------

TELECOMMUNICATIONS  (1.0%)
Portugal Telecom SA                    4,120      29,093
                                              ----------
                                                  44,772
                                              ----------

SOUTH KOREA  (2.8%)

ELECTRIC UTILITY  (1.0%)
Korea Electric Power Corp. ADR         2,880      30,154
                                              ----------

TELECOMMUNICATIONS  (1.8%)
Korea Telecom Corp. ADR                2,312      50,054
                                              ----------
                                                  80,208
                                              ----------

SPAIN  (6.8%)

ELECTRIC UTILITY  (3.7%)
Endesa SA                              3,900      56,658
Iberdrola SA                           3,440      50,111
                                              ----------
                                                 106,769
                                              ----------

========================================================
SECURITY DESCRIPTION                 SHARES     VALUE
========================================================
COMMON STOCKS  (CONTINUED)

SPAIN  (CONTINUED)

TELECOMMUNICATIONS  (3.1%)
Telefonica SA (b)                     10,700  $   89,822
                                              ----------
                                                 196,591
                                              ----------

UNITED KINGDOM  (22.2%)

ELECTRIC UTILITY  (5.2%)
National Grid Group PLC               10,000      71,032
Scottish & Southern Energy PLC         7,900      78,152
                                              ----------
                                                 149,184
                                              ----------

GAS UTILITY  (3.0%)
Centrica PLC                           4,309      13,333
Lattice Group PLC                     28,100      73,244
                                              ----------
                                                  86,577
                                              ----------

TELECOMMUNICATIONS  (11.8%)
BT Group PLC (b)                      40,800     156,722
Vodafone Group PLC                   136,001     186,577
                                              ----------
                                                 343,299
                                              ----------

WATER UTILITY  (2.2%)
Severn Trent PLC                       1,600      17,633
United Utilities PLC                   4,800      44,705
                                              ----------
                                                  62,338
                                              ----------
                                                 641,398
                                              ----------

UNITED STATES  (35.9%)

ELECTRIC UTILITY  (19.5%)
American Electric Power Co., Inc.      1,220      48,824
Dominion Resources, Inc.               1,891     125,184
Duke Energy Corp.                      2,437      75,791
Entergy Corp.                          1,660      70,450
Exelon Corp.                             883      46,181
FPL Group, Inc.                          998      59,870
Nisource, Inc.                         2,437      53,200
Southern Company                       3,215      88,091
                                              ----------
                                                 567,591
                                              ----------

TELECOMMUNICATIONS  (16.4%)
AT&T Corp.                             5,600      59,921
SBC Communications, Inc.               7,036     214,597
Verizon Communications, Inc.           4,990     200,349
                                              ----------
                                                 474,867
                                              ----------
                                               1,042,458
                                              ----------
TOTAL COMMON STOCKS                            2,722,047
                                              ----------

                        GARTMORE VARIABLE INSURANCE TRUST
                      GARTMORE GVIT GLOBAL UTILITIES FUND
        STATEMENT OF INVESTMENTS - JUNE 30, 2002 (UNAUDITED)(CONTINUED)

==================================================
SECURITY DESCRIPTION             SHARES      VALUE
==================================================
REPURCHASE AGREEMENT  (7.1%)
Fifth Third Bank, 1.86%,
dated 06/28/02 due 07/01/02,
repurchase price $205,581
(Fully collateralized by
Federal National Mortgage
Association Collateralized
Mortgage Obligation)            $205,549  $  205,549
                                          -----------
TOTAL REPURCHASE AGREEMENT                   205,549
                                          -----------


TOTAL INVESTMENTS
(COST $3,204,056) (A) - 101.2%             2,927,596
LIABILITIES IN EXCESS OF
OTHER ASSETS - (1.2)%                        (34,760)
                                          -----------
NET ASSETS - 100.0%                       $2,892,836
                                          ===========
-----------------------------------------------------

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

            Unrealized appreciation     $      58,705
            Unrealized depreciation          (335,165)
                                        --------------
            Net unrealized depreciation $    (276,460)
                                        ==============

     Aggregate  cost  for federal income tax purposes is substantially the same.

(b)  Denotes  a  non-income  producing  security.

ADR          American Depositary Receipt

AT JUNE 30, 2002 THE FUND'S OPEN FORWARD FOREIGN CURRENCY CONTRACTS WERE AS FOLLOWS:

                                                   UNREALIZED
                  DELIVERY  CONTRACT    MARKET    APPRECIATION
CURRENCY            DATE      VALUE     VALUE    (DEPRECIATION)
----------------  --------  ---------  --------  ---------------
SHORT CONTRACTS:
British Pound      7/01/02  $  29,402  $ 29,466  $          (64)
                            ---------  --------  ---------------
LONG CONTRACTS:
British Pound      7/02/02  $   8,933  $  8,911  $          (22)
Euro               7/02/02     26,566    26,544             (22)
                            ---------  --------  ---------------
TOTAL LONG
CONTRACTS                   $  35,499  $ 35,455  $          (44)
                            ---------  --------  ---------------
TOTAL CONTRACTS                                  $         (108)
                                                 ===============

See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                   GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND
               Statement of Investments - June 30, 2002 (Unaudited)


======================================================================
Security Description                          Shares      Value
======================================================================
COMMON STOCKS  (97.6%)

BELGIUM  (1.4%)

FINANCIAL SERVICES  (1.4%)
Fortis                                             2,500  $     53,528
                                                          ------------
CANADA  (1.5%)
INSURANCE  (1.5%)
Sun Life Financial Services of Canada, Inc.        2,700        58,442
                                                          ------------
FRANCE  (4.8%)
BANKING  (1.3%)
Societe Generale                                     755        49,734
                                                          ------------
FINANCIAL SERVICES  (3.5%)
Euronext NV                                        7,100       133,227
                                                          ------------
                                                               182,961
                                                          ------------
GERMANY  (2.9%)
BANKING  (2.9%)
Aareal Bank AG (b)                                 1,600        25,678
DePfa Bank PLC                                     1,600        86,908
                                                          ------------
                                                               112,586
                                                          ------------
INDIA  (3.7%)
BANKING  (3.7%)
State Bank of India GDR                           12,417       142,547
                                                          ------------
IRELAND  (1.0%)
BANKING  (1.0%)
Allied Irish Banks PLC                             2,792        36,783
                                                          ------------
NETHERLANDS  (2.1%)
INSURANCE  (2.1%)
Ing Groep NV                                       3,155        81,013
                                                          ------------
SPAIN  (5.5%)
BANKING  (2.4%)
Banco Santander Central Hispano SA                11,474        91,107
                                                          ------------
INSURANCE  (3.1%)
Corporacion Mapfre SA                             15,100       119,302
                                                          ------------
                                                               210,409
                                                          ------------
SWITZERLAND  (6.9%)
BANKING  (3.1%)
Credit Suisse Group (b)                            3,700       117,466
                                                          ------------
INSURANCE  (3.8%)
Swiss Re                                           1,488       145,471
                                                          ------------
                                                               262,937
                                                          ------------
UNITED KINGDOM  (4.3%)
BANKING  (4.3%)
Royal Bank of Scotland Group PLC                   5,830       165,292
                                                          ------------
UNITED STATES  (63.5%)
BANKING  (17.1%)
BB&T Corp                                          2,400        92,640
Charter One Financial, Inc.                        3,100       106,578
Comerica, Inc                                      1,700       104,380
FleetBoston Financial Corp                         4,100       132,635


======================================================================
Security Description                          Shares      Value
======================================================================
COMMON STOCKS  (CONTINUED)

UNITED STATES  (CONTINUED)

BANKING  (CONTINUED)
U.S. Bancorp                                       4,300  $    100,405
UnionBanCal Corp                                     900        42,165
Wells Fargo & Co                                   1,527        76,442
                                                          ------------
                                                               655,245
                                                          ------------
FINANCIAL SERVICES  (33.6%)
Citigroup, Inc                                     4,200       162,750
Fannie Mae                                         2,600       191,750
Freddie Mac                                        2,300       140,760
Household International, Inc.                      2,200       109,340
J.P. Morgan Chase & Co.                            1,590        53,933
Merrill Lynch & Co., Inc.                          3,700       149,850
Morgan Stanley                                     3,600       155,088
The Bank of New York Company, Inc.                 4,200       141,750
Washington Mutual, Inc.                            5,000       185,550
                                                          ------------
                                                             1,290,771
                                                          ------------
INSURANCE  (12.8%)
American International Group, Inc.                 1,108        75,599
Everest Re Group Ltd.                              1,000        55,950
John Hancock Financial Services, Inc.              1,300        45,760
Lincoln National Corp.                             2,400       100,800
Principal Financial Group, Inc. (b)                3,100        96,100
Prudential Financial, Inc. (b)                     3,530       117,761
                                                          ------------
                                                               491,970
                                                          ------------
                                                             2,437,986
                                                          ------------
TOTAL COMMON STOCKS                                          3,744,484
                                                          ------------

======================================================================
Security Description                          Principal   Value
======================================================================

REPURCHASE AGREEMENT  (3.0%)
Fifth Third Bank, 1.86%, dated 06/28/02
due 07/01/02, repurchase price $114,738
(Fully collateralized by Freddie Mac
Gold Securities)                              $  114,720       114,720
                                                          ------------
TOTAL REPURCHASE AGREEMENT                                     114,720
                                                          ------------
TOTAL INVESTMENTS
(Cost $3,980,289) (a) - 100.6%                               3,859,204
LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.6)%                                       (24,654)
                                                          ------------
NET ASSETS - 100.0%                                       $  3,834,550
                                                          ============

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

         Unrealized appreciation       $    135,619
         Unrealized depreciation           (256,704)
                                       ------------
         Net unrealized depreciation   $   (121,085)
                                       ============
     Aggregate cost for federal income tax purposes is substantially the same.

(b)  Denotes a non-income producing security.

GDR  Global Depositary Receipt

See notes to financial statements.

                                          GARTMORE VARIABLE INSURANCE TRUST
                                         STATEMENTS OF ASSETS AND LIABILITIES
                                              JUNE 30, 2002 (UNAUDITED)
=====================================================================================================================

                                                     GARTMORE          GARTMORE          GARTMORE           GVIT
                                                    GVIT TOTAL           GVIT        GVIT GOVERNMENT       SMALL
                                                    RETURN FUND      GROWTH FUND        BOND FUND       COMPANY FUND
                                                  ---------------  ----------------  ----------------  --------------
Assets:
Investments, at value (cost $1,527,010,381;
  $286,071,649; $1,316,298,031; $638,805,735;
  $2,709,457,847 and $64,987,797; respectively)   $1,546,645,440   $   267,183,784   $  1,361,022,839  $ 681,129,730
Repurchase agreements, at cost                                 -                 -        161,601,510     32,266,969
                                                  ---------------  ----------------  ----------------  --------------
    Total Investments                              1,546,645,440       267,183,784      1,522,624,349    713,396,699
                                                  ---------------  ----------------  ----------------  --------------
Cash                                                         931               947             45,244          1,241
Foreign currencies, at value
  (cost $0; $0; $0; $107,605; $0 and
  $0; respectively)                                            -                 -                  -        109,101
Interest and dividends receivable                      1,613,628           104,735         14,230,861        388,038
Receivable for investments sold                                -         7,935,282                  -      1,154,282
Reclaims receivable                                            -                 -                  -        124,395
Prepaid expenses and other assets                         16,046             3,945              8,925          7,230
                                                  ---------------  ----------------  ----------------  --------------
    Total Assets                                   1,548,276,045       275,228,693      1,536,909,379    715,180,986
                                                  ---------------  ----------------  ----------------  --------------
Liabilities:
Payable to custodian                                           -                 -                  -      1,049,665
Distributions payable                                          -                 -                  -              -
Payable for investments purchased                      5,732,619         6,439,292                  -      4,305,339
Unrealized depreciation on forward
  foreign currency contracts                                   -                 -                  -          1,429
Accrued expenses and other payables:
  Investment advisory fees                               766,587           137,816            595,095        554,452
  Fund administration fees                                85,128            15,090             79,158         39,103
  Distribution fees                                            -                 -                  -            139
  Administrative servicing fees                          194,371            34,795            180,994         90,220
  Other                                                  110,504            23,470            105,751         64,537
                                                  ---------------  ----------------  ----------------  --------------
    Total Liabilities                                  6,889,209         6,650,463            960,998      6,104,884
                                                  ---------------  ----------------  ----------------  --------------
Net Assets                                        $1,541,386,836   $   268,578,230   $  1,535,948,381  $ 709,076,102
                                                  ===============  ================  ================  ==============

Represented by:
Capital                                           $1,876,916,465   $   613,440,360   $  1,489,391,110  $ 697,654,781
Accumulated net investment income (loss)                 271,854          (161,555)         1,344,183     (1,350,991)
Accumulated net realized gains (losses) from
  investment and foreign currency transactions      (355,436,542)     (325,812,710)           488,280    (29,567,445)
Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities denominated in foreign currencies       19,635,059       (18,887,865)        44,724,808     42,339,757
                                                  ---------------  ----------------  ----------------  --------------
Net Assets                                        $1,541,386,836   $   268,578,230   $  1,535,948,381  $ 709,076,102
                                                  ===============  ================  ================  ==============

Net Assets:
Class I Shares**                                  $1,541,386,836   $   268,578,230   $  1,535,903,168  $ 708,355,161
Class II Shares                                                -                 -                  -        720,941
Class III Shares                                               -                 -             45,213              -
                                                  ---------------  ----------------  ----------------  --------------
    Total                                         $1,541,386,836   $   268,578,230   $  1,535,948,381  $ 709,076,102
                                                  ===============  ================  ================  ==============

Shares outstanding (unlimited number of
  shares authorized):
Class I Shares**                                     166,246,780        30,733,882        129,496,587     39,724,109
Class II Shares                                                -                 -                  -         40,448
Class III Shares                                               -                 -              3,815              -
                                                  ---------------  ----------------  ----------------  --------------
    Total                                            166,246,780        30,733,882        129,500,402     39,764,557
                                                  ===============  ================  ================  ==============

Net asset value and offering price per share: *
Class I Shares**                                  $         9.27   $          8.74   $          11.86  $       17.83
Class II Shares                                   $            -   $             -   $              -  $       17.83
Class III Shares                                  $            -   $             -   $          11.85  $           -
---------------------------------------------------------------------------------------------------------------------

                                                     GARTMORE          GARTMORE
                                                    GVIT MONEY        GVIT MONEY
                                                    MARKET FUND     MARKET FUND II
                                                  ---------------  ---------------
ASSETS:
Investments, at value (cost $1,527,010,381;
  $286,071,649; $1,316,298,031; $638,805,735;
  $2,709,457,847 and $64,987,797; respectively)   $2,709,457,847   $    64,987,797
Repurchase agreements, at cost                                 -                 -
                                                  ---------------  ---------------
    Total Investments                              2,709,457,847        64,987,797
                                                  ---------------  ---------------
Cash                                                         686            10,528
Foreign currencies, at value
  (cost $0; $0; $0; $107,605; $0 and
  $0; respectively)                                            -                 -
Interest and dividends receivable                         80,915                 -
Receivable for investments sold                                -                 -
Reclaims receivable                                            -                 -
Prepaid expenses and other assets                         23,066                 -
                                                  ---------------  ---------------
    Total Assets                                   2,709,562,514        64,998,325
                                                  ---------------  ---------------
LIABILITIES:
Payable to custodian                                           -                 -
Distributions payable                                  2,835,939            44,575
Payable for investments purchased                              -                 -
Unrealized depreciation on forward
  foreign currency contracts                                   -                 -
Accrued expenses and other payables:
  Investment advisory fees                               861,351            28,288
  Fund administration fees                               147,844             3,680
  Distribution fees                                            -            14,144
  Administrative servicing fees                          340,432             8,212
  Other                                                  185,372            22,807
                                                  ---------------  ---------------
    Total Liabilities                                  4,370,938           121,706
                                                  ---------------  ---------------
NET ASSETS                                        $2,705,191,576   $    64,876,619
                                                  ===============  ===============
REPRESENTED BY:
Capital                                           $2,705,167,262   $    64,876,657
Accumulated net investment income (loss)                  35,826                 -
Accumulated net realized gains (losses) from
  investment and foreign currency transactions           (11,512)              (38)
Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities denominated in foreign currencies                -                 -
                                                  ---------------  ---------------
NET ASSETS                                        $2,705,191,576   $    64,876,619
                                                  ===============  ===============
NET ASSETS:
Class I Shares**                                  $2,705,191,576   $    64,876,619
Class II Shares                                                -                 -
Class III Shares                                               -                 -
                                                  ---------------  ---------------
    Total                                         $2,705,191,576   $    64,876,619
                                                  ===============  ===============

SHARES OUTSTANDING (unlimited number of
  shares authorized):
Class I Shares**                                   2,705,170,910        64,876,658
Class II Shares                                                -                 -
Class III Shares                                               -                 -
                                                  ---------------  ---------------
    Total                                          2,705,170,910        64,876,658
                                                  ===============  ===============

NET ASSET VALUE AND OFFERING PRICE PER SHARE: *
Class I Shares**                                  $         1.00   $          1.00
Class II Shares                                   $            -   $             -
Class III Shares                                  $            -   $             -
----------------------------------------------------------------------------------

*     Not  subject  to  a  front-end  sales  charge.
**    Gartmore  GVIT  Money  Market  Fund  II  shares  have  no  class  designation.

See  notes  to  financial  statements.

                                               GARTMORE VARIABLE INSURANCE TRUST
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                   JUNE 30, 2002 (UNAUDITED)
===============================================================================================================================

                                               J.P MORGAN      STRONG GVIT       NATIONWIDE       COMSTOCK      FEDERATED GVIT
                                              GVIT BALANCED      MID CAP       GVIT STRATEGIC    GVIT VALUE      HIGH INCOME
                                                  FUND         GROWTH FUND       VALUE FUND         FUND          BOND FUND
                                             ---------------  --------------  ----------------  -------------  ----------------
ASSETS:
Investments, at value (cost $181,635,454;
  142,224,076; $19,842,084; $49,918,796 and
  145,179,151; respectively)                   $  167,658,511   $ 132,463,250   $    16,749,989   $ 44,504,732   $   128,165,722
Repurchase agreements, at cost                    2,801,815       1,175,874         1,273,529              -         2,301,982
                                             ---------------  --------------  ----------------  -------------  ----------------
    Total Investments                           170,460,326     133,639,124        18,023,518     44,504,732       130,467,704
                                             ---------------  --------------  ----------------  -------------  ----------------
Cash                                                  1,618               -                 -            160                 -
Interest and dividends receivable                   670,171          26,411            13,015         53,155         2,959,351
Receivable for investments sold                  11,368,894       1,242,077           135,037         29,984           105,375
Receivable from adviser                                   -               -             2,297              -                 -
Receivable for variation margin
  on futures contracts                                2,875               -                 -              -                 -
Deferred organizational costs                           421             350               350            408               609
Prepaid expenses and other assets                     1,080           1,839               279            480               970
                                             ---------------  --------------  ----------------  -------------  ----------------
    Total Assets                                182,505,385     134,909,801        18,174,496     44,588,919       133,534,009
                                             ---------------  --------------  ----------------  -------------  ----------------
LIABILITIES:
Payable for investments purchased                33,017,938         956,786           158,173         98,927                 -
Accrued expenses and other payables:
  Investment advisory fees                           91,772         104,874            13,972         30,505            80,882
  Fund administration fees                            8,210           7,657             1,020          2,503             7,528
  Administrative servicing fees                      18,610          17,563             2,160          5,747            16,216
  Other                                              11,587          13,128             1,779          3,487            12,174
                                             ---------------  --------------  ----------------  -------------  ----------------
    Total Liabilities                            33,148,117       1,100,008           177,104        141,169           116,800
                                             ---------------  --------------  ----------------  -------------  ----------------
NET ASSETS                                   $  149,357,268   $ 133,809,793   $    17,997,392   $ 44,447,750   $   133,417,209
                                             ===============  ==============  ================  =============  ================

REPRESENTED BY:
Capital                                      $  178,207,308   $ 293,959,870   $    22,162,853   $ 62,954,768   $   164,400,746
Accumulated net investment income (loss)            100,333        (705,898)           (7,985)         8,335           235,417
Accumulated net realized gains (losses)
  from investment and futures transactions      (15,066,418)   (149,683,353)       (1,065,381)   (13,101,289)      (14,205,525)
Net unrealized appreciation (depreciation)
  on investments and futures                    (13,883,955)     (9,760,826)       (3,092,095)    (5,414,064)      (17,013,429)
                                             ---------------  --------------  ----------------  -------------  ----------------
NET ASSETS                                   $  149,357,268   $ 133,809,793   $    17,997,392   $ 44,447,750   $   133,417,209
                                             ===============  ==============  ================  =============  ================

NET ASSETS:
Class I Shares                               $  149,357,268   $ 133,809,793   $    17,997,392   $ 44,447,750   $   133,417,209
                                             ===============  ==============  ================  =============  ================

SHARES OUTSTANDING (unlimited number of
shares authorized):
Class I Shares                                   17,551,607      15,142,045         2,187,315      5,022,325        18,718,261
                                             ===============  ==============  ================  =============  ================

NET ASSET VALUE AND OFFERING PRICE PER
 SHARE:*
Class I Shares                               $         8.51   $        8.84   $          8.23   $       8.85   $          7.12
-------------------------------------------------------------------------------------------------------------------------------

*     Not  subject  to  a  front-end  sales  charge.

See  notes  to  financial  statements.

                                               GARTMORE VARIABLE INSURANCE TRUST
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                   JUNE 30, 2002 (UNAUDITED)
===============================================================================================================================

                                               MAS                                      GARTMORE       DREYFUS        TURNER
                                              GVIT           GVIT           GVIT          GVIT           GVIT          GVIT
                                          MULTI SECTOR     SMALL CAP     SMALL CAP      WORLDWIDE      MID CAP     GROWTH FOCUS
                                            BOND FUND     VALUE FUND    GROWTH FUND   LEADERS FUND    INDEX FUND       FUND
                                          -------------  -------------  ------------  -------------  ------------  -------------
ASSETS:
Investments, at value (cost
  $216,936,725; $711,561,881;
  $116,945,592;  $31,385,279;
  341,133,326 and $7,613,501;
  respectively)                           $ 207,717,050  $ 619,063,074  $104,748,683  $  31,769,022  $321,852,770  $   6,952,327
Repurchase agreements, at cost                3,887,536     43,918,508    15,793,074      3,704,215     6,621,080              -
                                          -------------  -------------  ------------  -------------  ------------  -------------
    Total Investments                       211,604,586    662,981,582   120,541,757     35,473,237   328,473,850      6,952,327
                                          -------------  -------------  ------------  -------------  ------------  -------------
Cash                                            105,235              -             -      6,238,287             -              -
Foreign currencies, at value (cost $0;
  $0; $0; $71,201; $0 and $0;
  respectively)                                       -              -             -         69,406             -              -
Interest and dividends receivable             2,714,572        663,782         8,148            574       205,875          5,150
Receivable for investments sold              27,515,182      2,875,262       718,040              -             -        537,477
Unrealized appreciation on forward
  foreign currency contracts                    643,299              -             -              -             -              -
Receivable for variation margin on
  futures contracts                                   -              -             -              -        39,525              -
Reclaims receivable                              43,001              -             -         68,226             -              -
Deferred organizational costs                       252            320             -            350           252              -
Prepaid expenses and other assets                 1,430          4,210           879            629         1,615             22
                                          -------------  -------------  ------------  -------------  ------------  -------------
    Total Assets                            242,627,557    666,525,156   121,268,824     41,850,709   328,721,117      7,494,976
                                          -------------  -------------  ------------  -------------  ------------  -------------
LIABILITIES:
Payable to custodian                                  -              -             -              -             -         19,509
Payable for investments purchased            56,273,700      7,479,177       100,114        463,295       126,998        465,614
Unrealized depreciation on forward
foreign currency contracts                       82,813              -             -            222             -              -
Payable for variation margin on
  futures contracts                                   -              -             -         10,925             -              -
Accrued expenses and other payables:
  Investment advisory fees                      110,302        488,624       111,367         33,352       137,500          4,898
  Fund administration fees                        9,653         37,097         6,679          2,225        18,100            419
  Distribution fees                                   -             29            89              -            17              -
  Administrative servicing fees                  21,754         82,553        15,274          5,181        41,101            852
  Other                                          18,758         54,770        10,684          3,516        22,699          1,038
                                          -------------  -------------  ------------  -------------  ------------  -------------
    Total Liabilities                        56,516,980      8,142,250       244,207        518,716       346,415        492,330
                                          -------------  -------------  ------------  -------------  ------------  -------------
NET ASSETS                                $ 186,110,577  $ 658,382,906  $121,024,617  $  41,331,993  $328,374,702  $   7,002,646
                                          =============  =============  ============  =============  ============  =============

                                               GARTMORE VARIABLE INSURANCE TRUST
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                              JUNE 30, 2002 (UNAUDITED) (CONTINUED)
===========================================================================================================================
                                                                                                  GARTMORE        DREYFUS
                                                    MAS GVIT         GVIT           GVIT            GVIT           GVIT
                                                  MULTI SECTOR     SMALL CAP      SMALL CAP      WORLDWIDE        MID CAP
                                                   BOND FUND      VALUE FUND     GROWTH FUND    LEADERS FUND    INDEX FUND
                                                 --------------  -------------  -------------  --------------  ------------
REPRESENTED BY:
Capital                                          $ 194,316,366   $767,805,459   $176,422,365   $  65,342,808   $352,518,773
Accumulated net investment income (loss)              (676,396)      (234,139)      (664,755)       (513,968)         9,428
Accumulated net realized gains (losses) from
  investment, futures, and foreign currency
  transactions                                       1,071,479    (16,689,607)   (42,536,084)    (23,737,806)    (4,794,493)
Net unrealized appreciation (depreciation) on
  investments, futures, and translation of
  assets and liabilities denominated in
  foreign currencies                                (8,600,872)   (92,498,807)   (12,196,909)        240,959    (19,359,006)
                                                 --------------  -------------  -------------  --------------  -------------
NET ASSETS                                       $ 186,110,577   $658,382,906   $121,024,617   $  41,331,993   $328,374,702
                                                 ==============  =============  =============  ==============  =============


NET ASSETS:
Class I Shares                                   $ 186,110,577   $658,127,439   $120,589,413   $  41,331,993   $328,246,194
Class II Shares                                              -        252,450        435,204               -        128,508
Class III Shares                                             -          3,017              -               -              -
                                                 --------------  -------------  -------------  --------------  -------------
    Total                                        $ 186,110,577   $658,382,906   $121,024,617   $  41,331,993   $328,374,702
                                                 ==============  =============  =============  ==============  =============

SHARES OUTSTANDING (unlimited number of
  shares authorized):
Class I Shares                                      20,536,680     74,196,537     10,346,446       4,772,747     26,012,662
Class II Shares                                              -         28,463         37,382               -         10,193
Class III Shares                                             -            340              -               -              -
                                                 --------------  -------------  -------------  --------------  -------------
    Total                                           20,536,680     74,225,340     10,383,828       4,772,747     26,022,855
                                                 ==============  =============  =============  ==============  =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                   $        9.06   $       8.87   $      11.66   $        8.66   $      12.62
Class II Shares                                  $           -   $       8.87   $      11.64   $           -   $      12.61
Class III Shares                                 $           -   $       8.88   $          -   $           -   $          -
----------------------------------------------------------------------------------------------------------------------------

                                                     TURNER
                                                      GVIT
                                                  GROWTH FOCUS
                                                      FUND
                                                 --------------
REPRESENTED BY:
Capital                                          $  19,630,681
Accumulated net investment income (loss)               (34,507)
Accumulated net realized gains (losses) from
  investment, futures, and foreign currency
  transactions                                     (11,932,354)
Net unrealized appreciation (depreciation) on
  investments, futures, and translation of
  assets and liabilities denominated in
  foreign currencies                                  (661,174)
                                                 --------------
NET ASSETS                                       $   7,002,646
                                                 ==============

NET ASSETS:
Class I Shares                                   $   6,684,775
Class II Shares                                              -
Class III Shares                                       317,871
                                                 --------------
    Total                                        $   7,002,646
                                                 ==============

SHARES OUTSTANDING (unlimited number of
  shares authorized):
Class I Shares                                       2,834,669
Class II Shares                                              -
Class III Shares                                       134,469
                                                 --------------
    Total                                            2,969,138
                                                 ==============

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                   $        2.36
Class II Shares                                  $           -
Class III Shares                                 $        2.36
---------------------------------------------------------------

*     Not  subject  to  a  front-end  sales  charge.

See  notes  to  financial  statements.

                                               GARTMORE VARIABLE INSURANCE TRUST
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                   JUNE 30, 2002 (UNAUDITED)
======================================================================================================================

                                                                          GARTMORE
                                                                        GVIT GLOBAL
                                                       GARTMORE GVIT   TECHNOLOGY AND   GARTMORE GVIT   GARTMORE GVIT
                                                         MILLENNIUM    COMMUNICATIONS   GLOBAL HEALTH     NATIONWIDE
                                                        GROWTH FUND         FUND        SCIENCES FUND    LEADERS FUND
                                                       --------------  ---------------  --------------  --------------
ASSETS:
Investments, at value (cost $1,899,343;
  $11,307,444; $4,203,289; $8,016,176;
  $29,660,629 and $8,015,995; respectively)            $    1,814,413  $    10,384,042  $    4,108,619  $    7,880,823
Repurchase agreements, at cost                                 71,349        1,438,480         660,060       1,213,036
                                                       --------------  ---------------  --------------  --------------
    Total Investments                                       1,885,762       11,822,522       4,768,679       9,093,859
                                                       --------------  ---------------  --------------  --------------
Cash                                                                -                -               -               -
Foreign currencies, at value
  (cost $0; $2,163; $0; $0; $20,571
  and $0; respectively)                                             -            2,247               -               -
Interest and dividends receivable                                 625            1,689             323           6,662
Receivable for investments sold                                13,745          846,508         558,374               -
Unrealized appreciation on forward
  foreign currency contracts                                        -                -               -               -
Receivable from adviser for losses realized
  on the disposal of investments                                    -          172,443               -               -
Receivable from adviser                                           231                -               -               -
Receivable for variation margin on futures contracts                -                -               -               -
Reclaims receivable                                                 -                -               -               -
Prepaid expenses and other assets                                   -               99             104               -
                                                       --------------  ---------------  --------------  --------------
    Total Assets                                            1,900,363       12,845,508       5,327,480       9,100,521
                                                       --------------  ---------------  --------------  --------------

LIABILITIES:
Payable for foreign currency, at value
  (cost $0; $0; $0; $0; $0
  and $238,352; respectively)                                       -                -               -               -
Payable for investments purchased                              59,546        1,425,548         944,495         897,503
Unrealized depreciation on forward
  foreign currency contracts                                        -                -               -               -
Accrued expenses and other payables:
  Investment advisory fees                                      1,608            9,678           3,607           5,686
  Fund administration fees                                        102              650             235             411
  Distribution fees                                                 -                -               -               -
  Administrative servicing fees                                     -            1,206             219             655
  Other                                                        13,371              881           8,964           2,579
                                                       --------------  ---------------  --------------  --------------
    Total Liabilities                                          74,627        1,437,963         957,520         906,834
                                                       --------------  ---------------  --------------  --------------
NET ASSETS                                             $    1,825,736  $    11,407,545  $    4,369,960  $    8,193,687
                                                       ==============  ===============  ==============  ==============




                                                        GARTMORE
                                                          GVIT
                                                        EMERGING    GARTMORE GVIT
                                                         MARKETS    INTERNATIONAL
                                                          FUND       GROWTH FUND
                                                       -----------  ---------------
ASSETS:
Investments, at value (cost $1,899,343;
  $11,307,444; $4,203,289; $8,016,176;
  $29,660,629 and $8,015,995; respectively)            $27,051,160  $    8,085,947
Repurchase agreements, at cost                             496,613         659,097
                                                       -----------  ---------------
    Total Investments                                   27,547,773       8,745,044
                                                       -----------  ---------------
Cash                                                         6,614         919,341
Foreign currencies, at value
  (cost $0; $2,163; $0; $0; $20,571
  and $0; respectively)                                     17,470               -
Interest and dividends receivable                           76,779           8,633
Receivable for investments sold                            165,913         206,259
Unrealized appreciation on forward
  foreign currency contracts                                     -              22
Receivable from adviser for losses realized
  on the disposal of investments                                 -               -
Receivable from adviser                                          -               -
Receivable for variation margin on futures contracts             -          13,405
Reclaims receivable                                              -          12,504
Prepaid expenses and other assets                                -           1,933
                                                       -----------  ---------------
    Total Assets                                        27,814,549       9,907,141
                                                       -----------  ---------------

LIABILITIES:
Payable for foreign currency, at value
  (cost $0; $0; $0; $0; $0
  and $238,352; respectively)                                    -         239,608
Payable for investments purchased                          388,513         431,934
Unrealized depreciation on forward
  foreign currency contracts                                 8,210           1,304
Accrued expenses and other payables:
  Investment advisory fees                                  27,779           7,286
  Fund administration fees                                   1,581             478
  Distribution fees                                             68               -
  Administrative servicing fees                              2,689             456
  Other                                                      2,605           1,633
                                                       -----------  ---------------
    Total Liabilities                                      431,445         682,699
                                                       -----------  ---------------
NET ASSETS                                             $27,383,104  $    9,224,442
                                                       ===========  ===============

                                               GARTMORE VARIABLE INSURANCE TRUST
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                              JUNE 30, 2002 (UNAUDITED) (CONTINUED)
======================================================================================================================

                                                                        GARTMORE
                                                                       GVIT GLOBAL
                                                     GARTMORE GVIT    TECHNOLOGY AND    GARTMORE GVIT    GARTMORE GVIT
                                                      MILLENNIUM      COMMUNICATIONS    GLOBAL HEALTH     NATIONWIDE
                                                      GROWTH FUND          FUND         SCIENCES FUND    LEADERS FUND
                                                    ---------------  ----------------  ---------------  ---------------
REPRESENTED BY:
Capital                                             $    4,952,864   $    28,780,876   $    4,834,195   $    8,237,462
Accumulated net investment income (loss)                   (11,636)         (170,191)         (14,530)            (444)
Accumulated net realized gains (losses) from
  investment, futures, and foreign currency
  transactions                                          (3,030,562)      (16,279,822)        (355,035)          92,022
Net unrealized appreciation (depreciation) on
  investments, futures, and translation of assets
  and liabilities denominated in foreign currencies        (84,930)         (923,318)         (94,670)        (135,353)
                                                    ---------------  ----------------  ---------------  ---------------
NET ASSETS                                          $    1,825,736   $    11,407,545   $    4,369,960   $    8,193,687
                                                    ===============  ================  ===============  ===============

NET ASSETS:
Class I Shares                                      $    1,825,736   $    10,386,955   $       13,481   $      122,617
Class II Shares                                                  -                 -                -                -
Class III Shares                                                 -         1,020,590        4,356,479        8,071,070
                                                    ---------------  ----------------  ---------------  ---------------
    Total                                           $    1,825,736   $    11,407,545   $    4,369,960   $    8,193,687
                                                    ===============  ================  ===============  ===============

SHARES OUTSTANDING (unlimited number of
shares authorized):
Class I Shares                                             500,000         3,655,294            1,544           11,227
Class II Shares                                                  -                 -                -                -
Class III Shares                                                 -           358,095          498,581          739,798
                                                    ---------------  ----------------  ---------------  ---------------
    Total                                                  500,000         4,013,389          500,125          751,025
                                                    ===============  ================  ===============  ===============

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                      $         3.65   $          2.84   $         8.73   $        10.92
Class II Shares                                     $            -   $             -   $            -   $            -
Class III Shares                                    $            -   $          2.85   $         8.74   $        10.91
-----------------------------------------------------------------------------------------------------------------------

                                                      GARTMORE
                                                        GVIT
                                                      EMERGING     GARTMORE GVIT
                                                      MARKETS      INTERNATIONAL
                                                        FUND        GROWTH FUND
                                                    ------------  ---------------
REPRESENTED BY:
Capital                                             $31,335,070   $   13,503,345
Accumulated net investment income (loss)                 65,445           29,707
Accumulated net realized gains (losses) from
  investment, futures, and foreign currency
  transactions                                       (1,398,046)      (4,379,287)
Net unrealized appreciation (depreciation) on
  investments, futures, and translation of assets
  and liabilities denominated in foreign currencies  (2,619,365)          70,677
                                                    ------------  ---------------
NET ASSETS                                          $27,383,104   $    9,224,442
                                                    ============  ===============

NET ASSETS:
Class I Shares                                      $21,937,641   $    8,470,336
Class II Shares                                         316,616                -
Class III Shares                                      5,128,847          754,106
                                                    ------------  ---------------
    Total                                           $27,383,104   $    9,224,442
                                                    ============  ===============

SHARES OUTSTANDING (unlimited number of
shares authorized):
Class I Shares                                        3,178,646        1,491,396
Class II Shares                                          45,901                -
Class III Shares                                        743,178          132,688
                                                    ------------  ---------------
    Total                                             3,967,725        1,624,084
                                                    ============  ===============

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                      $      6.90   $         5.68
Class II Shares                                     $      6.90   $            -
Class III Shares                                    $      6.90   $         5.68
---------------------------------------------------------------------------------

*     Not  subject  to  a  front-end  sales  charge.

See  notes  to  financial  statements.

                                               GARTMORE VARIABLE INSURANCE TRUST
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                   JUNE 30, 2002 (UNAUDITED)
===================================================================================================================

                                                                     GARTMORE                          GARTMORE
                                                    GARTMORE       GVIT INVESTOR      GARTMORE       GVIT INVESTOR
                                                  GVIT INVESTOR    DESTINATIONS     GVIT INVESTOR    DESTINATIONS
                                                  DESTINATIONS      MODERATELY      DESTINATIONS      MODERATELY
                                                   AGGRESSIVE       AGGRESSIVE        MODERATE       CONSERVATIVE
                                                      FUND             FUND             FUND             FUND
                                                 ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in affiliated securities, at value
  (cost $5,666,005; $21,776,406; $42,434,753;
  $25,068,576; and $19,823,443 respectively)     $    5,372,618   $   20,811,542   $   40,911,709   $   24,549,657
Investments, at value (cost $584,703;
  $2,308,097; $0; $0; and $0 respectively)              562,314        2,236,724                -                -
                                                 ---------------  ---------------  ---------------  ---------------
    Total Investments                                 5,934,932       23,048,266       40,911,709       24,549,657
                                                 ---------------  ---------------  ---------------  ---------------
Interest and dividends receivable                         2,965           23,091           49,825           40,671
Prepaid expenses and other assets                            37               21               21               26
                                                 ---------------  ---------------  ---------------  ---------------
    Total Assets                                      5,937,934       23,071,378       40,961,555       24,590,354
                                                 ---------------  ---------------  ---------------  ---------------
LIABILITIES:
Payable for investments purchased                             -              221            1,185            1,189
Accrued expenses and other payables:
  Investment advisory fees                                  557            2,209            3,738            2,062
  Distribution fees                                       1,072            4,248            7,188            3,966
  Administrative servicing fees                             586            2,320            4,010            2,299
  Other                                                   4,420            5,241            6,004            5,047
                                                 ---------------  ---------------  ---------------  ---------------
    Total Liabilities                                     6,635           14,239           22,125           14,563
                                                 ---------------  ---------------  ---------------  ---------------
NET ASSETS                                       $    5,931,299   $   23,057,139   $   40,939,430   $   24,575,791
                                                 ===============  ===============  ===============  ===============

REPRESENTED BY:
Capital                                          $    6,301,752   $   24,296,778   $   42,447,835   $   25,093,561
Accumulated net investment income (loss)                  1,532            9,336           11,393           11,387
Accumulated net realized gains (losses)
  from investment transactions                          (56,209)        (212,738)           3,246          (10,238)
Net unrealized appreciation (depreciation)
  on investments                                       (315,776)      (1,036,237)      (1,523,044)        (518,919)
                                                 ---------------  ---------------  ---------------  ---------------
NET ASSETS                                       $    5,931,299   $   23,057,139   $   40,939,430   $   24,575,791
                                                 ===============  ===============  ===============  ===============

SHARES OUTSTANDING (unlimited number of
  shares authorized):                                   635,381        2,438,464        4,272,106        2,515,037
                                                 ===============  ===============  ===============  ===============

NET ASSET VALUE AND OFFERING PRICE PER
  SHARE:*                                        $         9.34   $         9.46   $         9.58   $         9.77
-------------------------------------------------------------------------------------------------------------------


                                                    GARTMORE
                                                  GVIT INVESTOR
                                                  DESTINATIONS
                                                  CONSERVATIVE
                                                      FUND

ASSETS:
Investments in affiliated securities, at value
(cost $5,666,005; $21,776,406; $42,434,753;
  $25,068,576; and $19,823,443 respectively)     $   19,644,795
Investments, at value (cost $584,703;
  $2,308,097; $0; $0; and $0 respectively)                    -
                                                 ---------------
    Total Investments                                19,644,795
                                                 ---------------
Interest and dividends receivable                        36,735
Prepaid expenses and other assets                            28
                                                 ---------------
    Total Assets                                     19,681,558
                                                 ---------------
LIABILITIES:
Payable for investments purchased                         1,529
Accrued expenses and other payables:
  Investment advisory fees                                1,574
  Distribution fees                                       3,027
  Administrative servicing fees                           1,777
  Other                                                   4,861
                                                 ---------------
    Total Liabilities                                    12,768
                                                 ---------------
NET ASSETS                                       $   19,668,790
                                                 ===============

REPRESENTED BY:
Capital                                          $   19,838,504
Accumulated net investment income (loss)                 11,843
Accumulated net realized gains (losses)
  from investment transactions                           (2,909)
Net unrealized appreciation (depreciation)
  on investments                                       (178,648)
                                                 ---------------
NET ASSETS                                       $   19,668,790
                                                 ===============

SHARES OUTSTANDING (unlimited number of
  shares authorized):                                 1,979,529
                                                 ===============

NET ASSET VALUE AND OFFERING PRICE PER
  SHARE:*                                        $         9.93
----------------------------------------------------------------

*     Not  subject  to  a  front-end  sales  charge.

See  notes  to  financial  statements.

                                               GARTMORE VARIABLE INSURANCE TRUST
                                              STATEMENTS OF ASSETS AND LIABILITIES
                                                   JUNE 30, 2002 (UNAUDITED)
===================================================================================================================

                                                               GARTMORE GVIT     GARTMORE GVIT       GARTMORE GVIT
                                                                U.S. GROWTH     GLOBAL UTILITIES    GLOBAL FINANCIAL
                                                               LEADERS FUND           FUND           SERVICES FUND
                                                              ---------------  ------------------  ------------------
ASSETS:
Investments, at value (cost $5,185,590; $2,998,507 and
  $3,865,569; respectively)                                   $    4,915,777   $       2,722,047   $       3,744,484
Repurchase agreements, at cost                                       575,599             205,549             114,720
                                                              ---------------  ------------------  ------------------
    Total Investments                                              5,491,376           2,927,596           3,859,204
                                                              ---------------  ------------------  ------------------
Cash                                                                   1,083                   -                   -
Foreign currencies, at value (cost $0; $2,714 and $0;
  respectively)                                                            -               2,722                   -
Interest and dividends receivable                                         89               6,478               3,909
Receivable for investments sold                                      190,856              74,214                   -
Receivable from adviser                                                    -                 603                 313
Reclaims receivable                                                        -               1,680                 853
                                                              ---------------  ------------------  ------------------
    Total Assets:                                                  5,683,404           3,013,293           3,864,279
                                                              ---------------  ------------------  ------------------
LIABILITIES:
Payable to custodian                                                       -                   -                 130
Payable for investments purchased                                    184,580             109,546              18,194
Unrealized depreciation on forward
  foreign currency contracts                                               -                 108                   -
Accrued expenses and other payables:
  Investment advisory fees                                             4,118               1,911               3,145
  Fund administration fees                                               298                 157                 207
  Administrative servicing fees                                           89                  12                  49
  Other                                                                5,292               8,723               8,004
                                                              ---------------  ------------------  ------------------
    Total Liabilities:                                               194,377             120,457              29,729
                                                              ---------------  ------------------  ------------------
NET ASSETS                                                    $    5,489,027   $       2,892,836   $       3,834,550
                                                              ===============  ==================  ==================

REPRESENTED BY:
Capital                                                       $    6,460,218   $       3,531,896   $       3,900,643
Accumulated net investment income (loss)                             (12,328)              4,813               4,903
Accumulated net realized gains (losses) from investment
   and foreign currency transactions                                (689,050)           (367,467)             50,050
Net unrealized appreciation (depreciation) on investments
  and translation of assets and liabilities denominated in
  foreign currencies                                                (269,813)           (276,406)           (121,046)
                                                              ---------------  ------------------  ------------------
NET ASSETS                                                    $    5,489,027   $       2,892,836   $       3,834,550
                                                              ===============  ==================  ==================

NET ASSETS:
Class I Shares                                                $       42,719   $           6,674   $           1,390
Class III Shares                                                   5,446,308           2,886,162           3,833,160

    Total                                                     $    5,489,027   $       2,892,836   $       3,834,550
                                                              ===============  ==================  ==================

SHARES OUTSTANDING (unlimited number of shares authorized):
Class I Shares                                                         5,273                 829                 140
Class III Shares                                                     671,809             360,434             387,701
                                                              ---------------  ------------------  ------------------
    Total                                                            677,082             361,263             387,841
                                                              ===============  ==================  ==================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:*
Class I Shares                                                $         8.10   $            8.05   $            9.89
Class III Shares                                              $         8.11   $            8.01   $            9.89
---------------------------------------------------------------------------------------------------------------------

*  Not  subject  to  a  front-end  sales  charge.

See  notes  to  financial  statements.


                                         GARTMORE VARIABLE INSURANCE TRUST
                                             STATEMENTS OF OPERATIONS
                                FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
==================================================================================================================

                                                   GARTMORE GVIT    GARTMORE GVIT    GARTMORE GVIT    GVIT SMALL
                                                   TOTAL RETURN        GROWTH         GOVERNMENT        COMPANY
                                                       FUND             FUND           BOND FUND         FUND
                                                  ---------------  ---------------  ---------------  -------------
INVESTMENT INCOME:
  Interest income                                 $      223,071   $       19,436   $   38,357,912   $    468,929
  Dividend income (net of foreign withholding
    tax of $1,031; $0; $0; $117,273; $0 and $0;
    respectively)                                     12,123,647        1,162,678                -      2,700,270
                                                  ---------------  ---------------  ---------------  -------------
      Total Income                                    12,346,718        1,182,114       38,357,912      3,169,199
                                                  ---------------  ---------------  ---------------  -------------
EXPENSES:
  Investment advisory fees                             4,905,942          957,114        3,344,149      3,448,378
  Fund administration fees                               536,353          102,867          437,233        239,136
  Distribution fees                                            -                -                -              -
  Distribution fees Class II Shares                            -                -                -            281
  Administrative servicing fees Class I Shares*        1,247,472          239,279        1,016,886        556,022
  Administrative servicing fees Class II Shares                -                -                -            157
  Other                                                  214,576           49,829          171,718        109,730
                                                  ---------------  ---------------  ---------------  -------------
      Total expenses before waived or
        reimbursed expenses                            6,904,343        1,349,089        4,969,986      4,353,704
Expenses waived or reimbursed                            (30,518)          (5,420)         (34,402)             -
                                                  ---------------  ---------------  ---------------  -------------
      Total Expenses                                   6,873,825        1,343,669        4,935,584      4,353,704
                                                  ---------------  ---------------  ---------------  -------------
NET INVESTMENT INCOME (LOSS)                           5,472,893         (161,555)      33,422,328     (1,184,505)
                                                  ---------------  ---------------  ---------------  -------------
REALIZED /UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on
  investment transactions                            (54,837,808)     (30,150,539)         491,885      3,684,265
Net realized gains (losses) on foreign
  currency transactions                                        -                -                -       (509,966)
                                                  ---------------  ---------------  ---------------  -------------
Net realized gains (losses) on investment
  and foreign currency transactions                  (54,837,808)     (30,150,539)         491,885      3,174,299
Net change in unrealized appreciation/
  depreciation on investments and translation
  of assets and liabilities denominated in
  foreign currencies                                 (48,024,015)     (26,991,802)      21,983,214    (35,404,676)
                                                  ---------------  ---------------  ---------------  -------------
Net realized/unrealized gains (losses) on
  investments and foreign currencies                (102,861,823)     (57,142,341)      22,475,099    (32,230,377)
                                                  ---------------  ---------------  ---------------  -------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $  (97,388,930)  $  (57,303,896)  $   55,897,427   $(33,414,882)
                                                  ===============  ===============  ===============  =============



                                                   GARTMORE GVIT    GARTMORE GVIT
                                                   MONEY MARKET     MONEY MARKET
                                                       FUND            FUND II
                                                  ---------------  ---------------
INVESTMENT INCOME:
  Interest income                                 $   24,997,982   $      344,840
  Dividend income (net of foreign withholding
    tax of $1,031; $0; $0; $117,273; $0 and $0;
    respectively)                                        979,978           13,447
                                                  ---------------  ---------------
      Total Income                                    25,977,960          358,287
                                                  ---------------  ---------------
EXPENSES:
  Investment advisory fees                             5,332,958          101,602
  Fund administration fees                               902,043           13,106
  Distribution fees                                            -           50,801
  Distribution fees Class II Shares                            -                -
  Administrative servicing fees Class I Shares*        2,098,097           24,992
  Administrative servicing fees Class II Shares                -                -
  Other                                                  361,388           11,967
                                                  ---------------  ---------------
      Total expenses before waived or
        reimbursed expenses                            8,694,486          202,468
Expenses waived or reimbursed                            (72,552)             (87)
                                                  ---------------  ---------------
      Total Expenses                                   8,621,934          202,381
                                                  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)                          17,356,026          155,906
                                                  ---------------  ---------------
REALIZED /UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on
  investment transactions                                (11,512)             (38)
Net realized gains (losses) on foreign
  currency transactions                                        -                -
                                                  ---------------  ---------------
Net realized gains (losses) on investment
  and foreign currency transactions                      (11,512)             (38)
Net change in unrealized appreciation/
  depreciation on investments and translation
  of assets and liabilities denominated in
  foreign currencies                                           -                -
                                                  ---------------  ---------------
Net realized/unrealized gains (losses) on
  investments and foreign currencies                     (11,512)             (38)
                                                  ---------------  ---------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $   17,344,514   $      155,868
                                                  ===============  ===============
------------------------------------------------------------------------------------

*     Gartmore  GVIT  Money  Market  Fund  II  shares  have  no  class  designation.

See  notes  to  financial  statements.

                                            GARTMORE VARIABLE INSURANCE TRUST
                                                STATEMENTS OF OPERATIONS
                                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
=================================================================================================================================

                                                   J.P MORGAN      STRONG GVIT      NATIONWIDE       COMSTOCK     FEDERATED GVIT
                                                  GVIT BALANCED      MID CAP      GVIT STRATEGIC    GVIT VALUE     HIGH INCOME
                                                      FUND         GROWTH FUND      VALUE FUND         FUND         BOND FUND
                                                 ---------------  -------------  ----------------  ------------  ----------------
INVESTMENT INCOME:
  Interest income                                $    1,869,402   $     61,320   $        11,548   $    65,913   $     6,213,351
  Dividend income                                       624,221        147,720            87,881       523,040           129,060
                                                 ---------------  -------------  ----------------  ------------  ----------------
      Total Income                                    2,493,623        209,040            99,429       588,953         6,342,411
                                                 ---------------  -------------  ----------------  ------------  ----------------
EXPENSES:
  Investment advisory fees                              561,839        725,579            96,524       201,172           464,451
  Fund administration fees                               60,812         53,658             7,924        17,888            60,435
  Administrative servicing fees Class I Shares          115,081        120,930            15,171        37,946            93,698
  Other                                                  20,185         23,928             2,922         8,728            16,574
                                                 ---------------  -------------  ----------------  ------------  ----------------
      Total expenses before waived or
        reimbursed expenses                             757,917        924,095           122,541       265,734           635,158
  Expenses waived or reimbursed                          (4,486)        (9,157)          (15,127)       (2,010)           (1,461)
                                                 ---------------  -------------  ----------------  ------------  ----------------
      Total Expenses                                    753,431        914,938           107,414       263,724           633,697
                                                 ---------------  -------------  ----------------  ------------  ----------------
NET INVESTMENT INCOME (LOSS)                          1,740,192       (705,898)           (7,985)      325,229         5,708,714
                                                 ---------------  -------------  ----------------  ------------  ----------------

REALIZED /UNREALIZED
GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
  transactions                                       (4,397,812)   (22,906,089)          (82,757)   (2,468,651)       (3,718,739)
Net realized gains (losses) on futures                 (126,483)             -                 -             -                 -
                                                 ---------------  -------------  ----------------  ------------  ----------------
Net realized gains (losses) on investment
  and futures transactions                           (4,524,295)   (22,906,089)          (82,757)   (2,468,651)       (3,718,739)
Net change in unrealized appreciation/
  depreciation on investments and futures           (10,987,981)   (19,234,154)       (3,105,649)   (5,298,495)       (2,887,415)
                                                 ---------------  -------------  ----------------  ------------  ----------------
Net realized/unrealized gains (losses) on
  investments and futures                           (15,512,276)   (42,140,243)       (3,188,406)   (7,767,146)       (6,606,154)
                                                 ---------------  -------------  ----------------  ------------  ----------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                $  (13,772,084)  $(42,846,141)  $    (3,196,391)  $(7,441,917)  $      (897,440)
                                                 ===============  =============  ================  ============  ================
---------------------------------------------------------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                            GARTMORE VARIABLE INSURANCE TRUST
                                                STATEMENTS OF OPERATIONS
                                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
======================================================================================================================

                                                            MAS GVIT         GVIT           GVIT        GARTMORE GVIT
                                                          MULTI SECTOR     SMALL CAP      SMALL CAP       WORLDWIDE
                                                           BOND FUND      VALUE FUND     GROWTH FUND    LEADERS FUND
                                                         --------------  -------------  -------------  ---------------
INVESTMENT INCOME:
  Interest income                                        $   5,769,601   $    487,183   $    160,663   $       13,950
  Dividend income (net of foreign
    withholding tax of $0; $4,860;$0;
    $42,100; $0 and $0; respectively)                                -      3,195,169         64,510          526,120
                                                         --------------  -------------  -------------  ---------------
      Total Income                                           5,769,601      3,682,352        225,173          540,070
                                                         --------------  -------------  -------------  ---------------
EXPENSES:
  Investment advisory fees                                     709,541      3,069,051        729,335          308,705
  Fund administration fees                                      61,054        229,868         42,794           20,156
  Distribution fees Class II Shares                                  -             35            226                -
  Administrative servicing fees Class I Shares                 141,991        534,546         99,446           46,527
  Other                                                         46,547         91,206         20,488           30,114
                                                         --------------  -------------  -------------  ---------------
      Total expenses before waived
        or reimbursed expenses                                 959,133      3,924,706        892,289          405,502
                                                         --------------  -------------  -------------  ---------------
  Expenses waived or reimbursed                                 (7,344)        (8,215)        (2,361)          (1,585)
                                                         --------------  -------------  -------------  ---------------
      Total Expenses                                           951,789      3,916,491        889,928          403,917
                                                         --------------  -------------  -------------  ---------------
NET INVESTMENT INCOME (LOSS)                                 4,817,812       (234,139)      (664,755)         136,153
                                                         --------------  -------------  -------------  ---------------
REALIZED /UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions         902,983     (8,759,813)    (8,976,999)      (2,496,892)
Net realized gains (losses) on
  foreign currency transactions                                955,675              -              -         (215,591)
Net realized gains (losses) on futures                               -              -              -         (435,246)
                                                         --------------  -------------  -------------  ---------------
Net realized gains (losses) on investment,
  futures and foreign currency transactions                  1,858,658     (8,759,813)    (8,976,999)      (3,147,729)
Net change in unrealized appreciation/
  depreciation on investments, futures, and
  translation of assets and liabilities denominated
  in foreign currencies                                     (2,853,129)   (88,086,561)   (18,934,414)       1,255,178
                                                         --------------  -------------  -------------  ---------------
Net realized/unrealized gains (losses) on
  investments, futures, and foreign currencies                (994,471)   (96,846,374)   (27,911,413)      (1,892,551)
                                                         --------------  -------------  -------------  ---------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                        $   3,823,341   $(97,080,513)  $(28,576,168)  $   (1,756,398)
                                                         ==============  =============  =============  ===============



                                                          DREYFUS GVIT    TURNER GVIT
                                                            MID CAP       GROWTH FOCUS
                                                           INDEX FUND         FUND
                                                         --------------  --------------
INVESTMENT INCOME:
  Interest income                                        $      82,816   $       3,407
  Dividend income (net of foreign
    withholding tax of $0; $4,860;$0;
    $42,100; $0 and $0; respectively)                        1,507,870          20,539
                                                         --------------  --------------
      Total Income                                           1,590,686          23,946
                                                         --------------  --------------
EXPENSES:
  Investment advisory fees                                     764,534          43,896
  Fund administration fees                                      99,012           3,508
  Distribution fees Class II Shares                                 19               -
  Administrative servicing fees Class I Shares                 230,236           7,745
  Other                                                         42,272           3,321
                                                         --------------  --------------
      Total expenses before waived
        or reimbursed expenses                               1,136,073          58,470
  Expenses waived or reimbursed                                 (9,099)            (17)
                                                         --------------  --------------
      Total Expenses                                         1,126,974          58,453
                                                         --------------  --------------
NET INVESTMENT INCOME (LOSS)                                   463,712         (34,507)
                                                         --------------  --------------
REALIZED /UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions         577,618      (3,747,838)
Net realized gains (losses) on
  foreign currency transactions                                      -               -
Net realized gains (losses) on futures                        (378,130)              -
                                                         --------------  --------------
Net realized gains (losses) on investment,
  futures and foreign currency transactions                    199,488      (3,747,838)
Net change in unrealized appreciation/
  depreciation on investments, futures, and
  translation of assets and liabilities denominated
  in foreign currencies                                    (17,344,660)       (853,442)
                                                         --------------  --------------
Net realized/unrealized gains (losses) on
  investments, futures, and foreign currencies             (17,145,172)     (4,601,280)
                                                         --------------  --------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                        $ (16,681,460)  $  (4,635,787)
                                                         ==============  ==============
---------------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                            GARTMORE VARIABLE INSURANCE TRUST
                                                STATEMENTS OF OPERATIONS
                                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
=============================================================================================================================

                                                                           GARTMORE GVIT
                                                          GARTMORE       GLOBAL TECHNOLOGY      GARTMORE
                                                            GVIT                AND               GVIT         GARTMORE GVIT
                                                         MILLENNIUM       COMMUNICATIONS      GLOBAL HEALTH     NATIONWIDE
                                                         GROWTH FUND           FUND           SCIENCES FUND    LEADERS FUND
                                                       ---------------  -------------------  ---------------  ---------------
INVESTMENT INCOME:
  Interest income                                      $          402   $            8,856   $        2,678   $        4,086
  Dividend income (net of foreign
    withholding tax of $0; $359; $0; $0;
    $6,008 and $11,167; respectively)                           2,544                9,774            3,139           28,820
                                                       ---------------  -------------------  ---------------  ---------------
      Total Income                                              2,946               18,630            5,817           32,906
                                                       ---------------  -------------------  ---------------  ---------------
EXPENSES:
  Investment advisory fees                                     10,728               71,006           16,214           18,848
  Fund administration fees                                        672                4,673            1,046            1,352
  Distribution fees Class II Shares                                 -                    -                -                -
  Administrative servicing fees Class I Shares                      -                9,061                -                -
  Administrative servicing fees Class II Shares                     -                    -                -                -
  Administrative servicing fees Class III Shares                    -                    -              628            2,196
  Accounting fees                                               1,409                  974              913              658
  Custodian fees                                                   99                2,061              173              189
  Printing fees                                                 2,742                3,512            1,160              560
  Other                                                           175                1,051              504              119
                                                       ---------------  -------------------  ---------------  ---------------
      Total expenses before waived or
        reimbursed expenses                                    15,825               92,338           20,638           23,922
Expenses waived or reimbursed                                  (1,243)                (467)            (291)            (155)
                                                       ---------------  -------------------  ---------------  ---------------
      Total Expenses                                           14,582               91,871           20,347           23,767
                                                       ---------------  -------------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)                                  (11,636)             (73,241)         (14,530)           9,139
                                                       ---------------  -------------------  ---------------  ---------------
REALIZED/UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on
  investment transactions                                    (175,690)          (4,410,159)        (258,725)          92,022
Net increase from payment by adviser
  for losses realized on the disposal of investments                -              172,443                -                -
Net realized gains (losses) on
  foreign currency transactions                                     -              (11,778)             (61)               -
Net realized gains (losses) on futures                              -                    -                -                -
                                                       ---------------  -------------------  ---------------  ---------------
Net realized gains (losses) on investment,
  futures and foreign currency transactions                  (175,690)          (4,249,494)        (258,786)          92,022
Net change in unrealized appreciation/
  depreciation on investments, futures,
  and translation of assets and liabilities
  denominated in foreign currencies                          (203,648)          (1,290,331)        (238,387)        (143,608)
                                                       ---------------  -------------------  ---------------  ---------------
Net realized/unrealized gains (losses) on
  investments, futures, and foreign currencies               (379,338)          (5,539,825)        (497,173)         (51,586)
                                                       ---------------  -------------------  ---------------  ---------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $     (390,974)  $       (5,613,066)  $     (511,703)  $      (42,447)
                                                       ===============  ===================  ===============  ===============


                                                        GARTMORE GVIT    GARTMORE GVIT
                                                          EMERGING       INTERNATIONAL
                                                        MARKETS FUND      GROWTH FUND
                                                       ---------------  ---------------
INVESTMENT INCOME:
  Interest income                                      $       14,951   $        5,015
  Dividend income (net of foreign
    withholding tax of $0; $359; $0; $0;
    $6,008 and $11,167; respectively)                         260,474           91,270
                                                       ---------------  ---------------
      Total Income                                            275,425           96,285
                                                       ---------------  ---------------
EXPENSES:
  Investment advisory fees                                    141,922           45,734
  Fund administration fees                                      7,961            2,950
  Distribution fees Class II Shares                               170                -
  Administrative servicing fees Class I Shares                 15,289            2,175
  Administrative servicing fees Class II Shares                    99                -
  Administrative servicing fees Class III Shares                    -                -
  Accounting fees                                               1,620            3,194
  Custodian fees                                                4,003            4,873
  Printing fees                                                 2,780              998
  Other                                                         1,528              433
                                                       ---------------  ---------------
      Total expenses before waived or
        reimbursed expenses                                   175,372           60,357
Expenses waived or reimbursed                                       -           (1,059)
                                                       ---------------  ---------------
      Total Expenses                                          175,372           59,298
                                                       ---------------  ---------------
NET INVESTMENT INCOME (LOSS)                                  100,053           36,987
                                                       ---------------  ---------------
REALIZED/UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on
  investment transactions                                     945,442          (35,175)
Net increase from payment by adviser
  for losses realized on the disposal of investments                -                -
Net realized gains (losses) on
  foreign currency transactions                               (67,856)         (71,789)
Net realized gains (losses) on futures                              -         (281,731)
                                                       ---------------  ---------------
Net realized gains (losses) on investment,
  futures and foreign currency transactions                   877,586         (388,695)
Net change in unrealized appreciation/
  depreciation on investments, futures,
  and translation of assets and liabilities
  denominated in foreign currencies                        (3,202,521)        (119,269)
                                                       ---------------  ---------------
Net realized/unrealized gains (losses) on
  investments, futures, and foreign currencies             (2,324,935)        (507,964)
                                                       ---------------  ---------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $   (2,224,882)  $     (470,977)
                                                       ===============  ===============
---------------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                            GARTMORE VARIABLE INSURANCE TRUST
                                                STATEMENTS OF OPERATIONS
                                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
============================================================================================================================

                                            GARTMORE         GARTMORE
                                            GARTMORE       GVIT INVESTOR      GARTMORE       GVIT INVESTOR      GARTMORE
                                          GVIT INVESTOR    DESTINATIONS     GVIT INVESTOR    DESTINATIONS     GVIT INVESTOR
                                          DESTINATIONS      MODERATELY      DESTINATIONS      MODERATELY      DESTINATIONS
                                           AGGRESSIVE       AGGRESSIVE        MODERATE       CONSERVATIVE     CONSERVATIVE
                                              FUND             FUND             FUND             FUND             FUND
                                         ---------------  ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
  Interest income from affiliates        $            -   $        5,101   $       24,568   $       21,448   $       26,925
  Interest income                                     5               12               16                6                6
  Dividend income from affiliates                29,819          123,572          219,000          126,175           96,219
  Dividend income                                 1,946            7,381                -                -                -
                                         ---------------  ---------------  ---------------  ---------------  ---------------
      Total Income                               31,770          136,066          243,584          147,629          123,150
                                         ---------------  ---------------  ---------------  ---------------  ---------------
EXPENSES:
  Investment advisory fees                        1,565            5,590            8,989            4,706            3,697
  Distribution fees                               3,009           10,751           17,285            9,051            7,109
  Administrative servicing fees                   1,462            6,001            9,919            5,114            3,970
  Printing fees                                     614            1,069            1,551              964              856
  Other fees                                        346              809            1,174              689              591
                                         ---------------  ---------------  ---------------  ---------------  ---------------
      Total expenses before waived or
        reimbursed expenses                       6,996           24,220           38,918           20,524           16,223
  Expenses waived or reimbursed                    (253)            (192)            (101)            (150)            (181)
                                         ---------------  ---------------  ---------------  ---------------  ---------------
      Total Expenses                              6,743           24,028           38,817           20,374           16,042
                                         ---------------  ---------------  ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)                     25,027          112,038          204,767          127,255          107,108
                                         ---------------  ---------------  ---------------  ---------------  ---------------
REALIZED/UNREALIZED
  GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment
  transactionswith affiliates                   (56,209)        (212,737)           3,246          (10,238)          (2,909)
Net change in unrealized appreciation/
  depreciation on investments                  (320,085)      (1,039,433)      (1,525,999)        (520,578)        (179,161)
                                         ---------------  ---------------  ---------------  ---------------  ---------------
Net realized/unrealized gains (losses)
  on investments                               (376,294)      (1,252,170)      (1,522,753)        (530,816)        (182,070)
                                         ---------------  ---------------  ---------------  ---------------  ---------------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS                        $     (351,267)  $   (1,140,132)  $   (1,317,986)  $     (403,561)  $      (74,962)
                                         ===============  ===============  ===============  ===============  ===============
----------------------------------------------------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                            GARTMORE VARIABLE INSURANCE TRUST
                                                STATEMENTS OF OPERATIONS
                                   FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
==========================================================================================================================

                                                                       GARTMORE GVIT       GARTMORE        GARTMORE GVIT
                                                                        U.S. GROWTH      GVIT GLOBAL      GLOBAL FINANCIAL
                                                                       LEADERS FUND     UTILITIES FUND     SERVICES FUND
                                                                      ---------------  ----------------  ------------------
Investment Income:
Interest income                                                       $        2,470   $         1,269   $           1,083
Dividend income (net of foreign withholding tax of $0; $3,222
  and $1,699; respectively)                                                    5,825            44,145              32,380
                                                                      ---------------  ----------------  ------------------
      Total Income                                                             8,295            45,414              33,463
                                                                      ---------------  ----------------  ------------------
Expenses:
  Investment advisory fees                                                    17,372            11,305              17,190
  Fund administration fees                                                     1,911             2,359               2,416
  Administrative servicing fees Class I Shares                                    15                38                 132
  Administrative servicing fees Class III Shares                                 444                31                 134
  Professional fees                                                              176             1,765               1,783
  Printing fees                                                                  664               822                 922
  Other fees                                                                      41                17                 191
                                                                      ---------------  ----------------  ------------------
      Total expenses before waived or reimbursed expenses                     20,623            16,337              22,768
  Expenses waived or reimbursed                                                    -              (603)               (313)
                                                                      ---------------  ----------------  ------------------
      Total Expenses                                                          20,623            15,734              22,455
                                                                      ---------------  ----------------  ------------------
Net Investment Income (Loss)                                                 (12,328)           29,680              11,008
                                                                      ---------------  ----------------  ------------------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions                      (680,156)         (363,097)             59,834
Net realized gains (losses) on foreign currency transactions                       -            (4,370)             (9,784)
                                                                      ---------------  ----------------  ------------------
Net realized gains (losses) on investment and foreign currency
  transactions                                                              (680,156)         (367,467)             50,050
Net change in unrealized appreciation/depreciation on
  investments and translation of assets and liabilities denominated
  in foreign currencies                                                     (255,180)         (280,866)           (167,768)
                                                                      ---------------  ----------------  ------------------
Net realized/unrealized gains (losses) on investments and
  foreign currencies                                                        (935,336)         (648,333)           (117,718)
                                                                      ---------------  ----------------  ------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        $     (947,664)  $      (618,653)  $        (106,710)
                                                                      ===============  ================  ==================
---------------------------------------------------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                               GARTMORE VARIABLE INSURANCE TRUST
                                              STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================================

                                                                     GARTMORE                        GARTMORE
                                                               GVIT TOTAL RETURN FUND            GVIT GROWTH FUND
                                                         --------------------------------  -----------------------------
                                                           SIX MONTHS       YEAR ENDED      SIX MONTHS      YEAR ENDED
                                                              ENDED        DECEMBER 31,        ENDED       DECEMBER 31,
                                                          JUNE 30, 2002        2001        JUNE 30, 2002       2001
                                                         ---------------  ---------------  -------------  --------------
                                                           (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $    5,472,893   $   13,591,862   $   (161,555)  $    (420,430)
Net realized gains (losses) on investment transactions      (54,837,808)    (280,643,359)   (30,150,539)   (233,717,877)
Net change in unrealized appreciation/depreciation on
  investments                                               (48,024,015)      25,402,860    (26,991,802)     67,251,751
                                                         ---------------  ---------------  -------------  --------------
  Change in net assets resulting from operations            (97,388,930)    (241,648,637)   (57,303,896)   (166,886,556)
                                                         ---------------  ---------------  -------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                        (5,201,039)     (13,598,692)             -               -
Net realized gains on investments                                     -      (48,216,247)             -               -
                                                         ---------------  ---------------  -------------  --------------
  Change in net assets from shareholder distributions        (5,201,039)     (61,814,939)             -               -
                                                         ---------------  ---------------  -------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                  82,669,796      179,117,226     20,180,434     179,554,108
Dividends reinvested                                          5,201,072       61,814,834              -               -
Cost of shares redeemed                                    (121,210,339)    (274,910,844)   (46,445,805)   (267,119,375)
                                                         ---------------  ---------------  -------------  --------------
                                                            (33,339,471)     (33,978,784)   (26,265,371)    (87,565,267)
                                                         ---------------  ---------------  -------------  --------------
CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                                       2,998 (a)            -              -               -
Cost of shares redeemed                                          (2,953)(a)            -              -               -
                                                         ---------------  ---------------  -------------  --------------
                                                                     45                -              -               -
                                                         ---------------  ---------------  -------------  --------------
  Change in net assets from capital transactions            (33,339,426)     (33,978,784)   (26,265,371)    (87,565,267)
                                                         ---------------  ---------------  -------------  --------------
Change in net assets                                       (135,929,395)    (337,442,360)   (83,569,267)   (254,451,823)
NET ASSETS:
  Beginning of period                                     1,677,316,231    2,014,758,591    352,147,497     606,599,320
                                                         ---------------  ---------------  -------------  --------------
  End of period                                          $1,541,386,836   $1,677,316,231   $268,578,230   $ 352,147,497
                                                         ===============  ===============  =============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                        8,277,376       17,164,620      1,983,746      15,753,591
Reinvested                                                      535,344        6,341,753              -               -
Redeemed                                                    (12,226,219)     (26,903,563)    (4,632,309)    (23,686,218)
                                                         ---------------  ---------------  -------------  --------------
                                                             (3,413,499)      (3,397,190)    (2,648,563)     (7,932,627)
                                                         ---------------  ---------------  -------------  --------------
CLASS III SHARE TRANSACTIONS:
Issued                                                              307 (a)            -              -               -
Redeemed                                                           (307)(a)            -              -               -
                                                         ---------------  ---------------  -------------  --------------
                                                                      -                -              -               -
                                                         ---------------  ---------------  -------------  --------------
------------------------------------------------------------------------------------------------------------------------

(a)     For the period from May 6, 2002 (commencement of operations) through June 3, 2002 (liquidated in their entirety).

See notes to financial statements.

                                                GARTMORE VARIABLE INSURANCE TRUST
                                               STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================================

                                                                 GARTMORE GVIT
                                                             GOVERNMENT BOND FUND            GVIT SMALL COMPANY FUND
                                                        --------------------------------  ------------------------------
                                                          SIX MONTHS       YEAR ENDED       SIX MONTHS      YEAR ENDED
                                                             ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                         JUNE 30, 2002        2001        JUNE 30, 2002        2001
                                                        ---------------  ---------------  --------------  --------------
                                                          (UNAUDITED)                       (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                            $   33,422,328   $   57,187,706   $  (1,184,505)  $     119,708
Net realized gains (losses) on investment
  and foreign currency transactions                            491,885       14,905,713       3,174,299     (14,251,308)
Net change in unrealized appreciation/
  depreciation on investments and
  translation of assets and liabilities
  denominated in foreign currencies                         21,983,214       (1,130,246)    (35,404,676)    (43,188,521)
                                                        ---------------  ---------------  --------------  --------------
  Change in net assets resulting from operations            55,897,427       70,963,173     (33,414,882)    (57,320,121)
                                                        ---------------  ---------------  --------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                      (32,076,097)     (57,147,653)              -               -
Net realized gains on investments                           (1,447,531)      (1,752,418)              -               -
Tax return of capital                                                -                -               -        (808,321)
DISTRIBUTIONS TO CLASS III SHAREHOLDERS FROM:
Net investment income                                       (2,048) (a)               -               -               -
Net realized gains on investments                             (173) (a)               -               -               -
                                                        ---------------  ---------------  --------------  --------------
  Change in net assets from shareholder distributions      (33,525,849)     (58,900,071)              -        (808,321)
                                                        ---------------  ---------------  --------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                363,474,499      790,703,419     257,539,237     666,123,175
Dividends reinvested                                        33,523,644       58,900,116               -         808,314
Cost of shares redeemed                                   (185,293,440)    (426,977,705)   (259,288,048)   (655,941,680)
                                                        ---------------  ---------------  --------------  --------------
                                                           211,704,703      422,625,830      (1,748,811)     10,989,809
                                                        ---------------  ---------------  --------------  --------------
CLASS II CAPITAL TRANSACTIONS:
Proceeds from shares issued                                          -                -      780,135 (b)              -
Cost of shares redeemed                                              -                -      (8,643) (b)              -
                                                        ---------------  ---------------  --------------  --------------
                                                                     -                -         771,492               -
                                                        ---------------  ---------------  --------------  --------------
CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                                 519,979 (a)               -               -               -
Dividends reinvested                                          2,220 (a)               -               -               -
Cost of shares redeemed                                   (478,335) (a)               -               -               -
                                                        ---------------  ---------------  --------------  --------------
                                                                43,864                -               -               -
                                                        ---------------  ---------------  --------------  --------------
  Change in net assets from capital transactions           211,748,567      422,625,830        (977,319)     10,989,809
                                                        ---------------  ---------------  --------------  --------------
Change in net assets                                       234,120,145      434,688,932     (34,392,201)    (47,138,633)
NET ASSETS:
  Beginning of period                                    1,301,828,236      867,139,304     743,468,303     790,606,936
                                                        ---------------  ---------------  --------------  --------------
  End of period                                         $1,535,948,381   $1,301,828,236   $ 709,076,102   $ 743,468,303
                                                        ===============  ===============  ==============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                      30,801,819       67,260,273      13,677,049      35,553,490
Reinvested                                                   2,872,129        5,058,526               -          41,817
Redeemed                                                   (15,784,487)     (36,481,744)    (13,839,961)    (35,237,214)
                                                        ---------------  ---------------  --------------  --------------
                                                            17,889,461       35,837,055        (162,912)        358,093
                                                        ---------------  ---------------  --------------  --------------
CLASS II SHARE TRANSACTIONS:
Issued                                                               -                -       40,917 (b)              -
Redeemed                                                             -                -        (469) (b)              -
                                                        ---------------  ---------------  --------------  --------------
                                                                     -                -          40,448               -
                                                        ---------------  ---------------  --------------  --------------
CLASS III SHARE TRANSACTIONS:
Issued                                                       43,495 (a)               -               -               -
Reinvested                                                      187 (a)               -               -               -
Redeemed                                                   (39,867) (a)               -               -               -
                                                        ---------------  ---------------  --------------  --------------
                                                                 3,815                -               -               -
                                                        ---------------  ---------------  --------------  --------------
------------------------------------------------------------------------------------------------------------------------

(a)     For the period from May 20, 2002 (commencement of operations) through June 30, 2002.
(b)     For the period from March 5, 2002 (commencement of operations) through June 30, 2002.

See notes to financial statements.

                                       GARTMORE VARIABLE INSURANCE TRUST
                                     STATEMENTS OF CHANGES IN NET ASSETS
============================================================================================================================

                                                                    GARTMORE GVIT                      GARTMORE GVIT
                                                                  MONEY MARKET FUND                MONEY MARKET FUND II
                                                         -----------------------------------  ------------------------------
                                                            SIX MONTHS        YEAR ENDED        SIX MONTHS     PERIOD ENDED
                                                              ENDED          DECEMBER 31,         ENDED        DECEMBER 31,
                                                          JUNE 30, 2002         2001          JUNE 30, 2002      2001 (a)
                                                           (UNAUDITED)                         (UNAUDITED)
                                                         ----------------  -----------------  --------------  --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income                                    $    17,356,026   $     89,371,882   $     155,906   $      66,793
Net realized gains (losses) on investment transactions           (11,512)            36,943             (38)              -
                                                         ----------------  -----------------  --------------  --------------
  Change in net assets resulting from operations              17,344,514         89,408,825         155,868          66,793
                                                         ----------------  -----------------  --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM*:
Net investment income                                        (17,356,026)       (89,371,882)       (155,906)        (66,793)
                                                         ----------------  -----------------  --------------  --------------
  Change in net assets from shareholder distributions        (17,356,026)       (89,371,882)       (155,906)        (66,793)
                                                         ----------------  -----------------  --------------  --------------
CAPITAL TRANSACTIONS*:
Proceeds from shares issued                                5,815,777,389     14,389,751,754     233,383,107      49,509,243
Dividends reinvested                                          18,432,196         96,516,742         129,411          48,962
Cost of shares redeemed                                   (5,998,360,257)   (13,599,873,998)   (206,046,618)    (12,147,448)
                                                         ----------------  -----------------  --------------  --------------
  Change in net assets from capital transactions            (164,150,672)       886,394,498      27,465,900      37,410,757
                                                         ----------------  -----------------  --------------  --------------
Change in net assets                                        (164,162,184)       886,431,441      27,465,862      37,410,757
NET ASSETS:
  Beginning of period                                      2,869,353,760      1,982,922,319      37,410,757               -
                                                         ----------------  -----------------  --------------  --------------
  End of period                                          $ 2,705,191,576   $  2,869,353,760   $  64,876,619   $  37,410,757
                                                         ================  =================  ==============  ==============

SHARE TRANSACTIONS*:
Issued                                                     5,815,777,389     14,389,751,753     233,383,108      49,509,243
Reinvested                                                    18,432,196         96,516,742         129,411          48,962
Redeemed                                                  (5,998,360,257)   (13,599,873,998)   (206,046,618)    (12,147,448)
                                                         ----------------  -----------------  --------------  --------------
                                                            (164,150,672)       886,394,497      27,465,901      37,410,757
                                                         ----------------  -----------------  --------------  --------------
----------------------------------------------------------------------------------------------------------------------------

*     The Money Market Fund currently offers only Class I shares and Money Market Fund II shares have no class designation.
(a)   For the period from October 2, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

                                         GARTMORE VARIABLE INSURANCE TRUST
                                       STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================================================

                                                                J.P. MORGAN                      STRONG GVIT
                                                            GVIT BALANCED FUND               MID CAP GROWTH FUND
                                                        ------------------------------  -----------------------------
                                                         SIX MONTHS      YEAR ENDED      SIX MONTHS      YEAR ENDED
                                                            ENDED       DECEMBER 31,        ENDED       DECEMBER 31,
                                                        JUNE 30, 2002      2001         JUNE 30, 2002       2001
                                                        -------------  ---------------  -------------  --------------
                                                         (UNAUDITED)                     (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                            $  1,740,192   $    3,083,978   $   (705,898)  $  (1,040,513)
Net realized gains (losses)
 on investment and futures transactions                   (4,524,295)      (7,545,961)   (22,906,089)    (81,922,921)
Net change in unrealized appreciation/
depreciation on investments and futures                  (10,987,981)        (319,788)   (19,234,154)      6,901,207
                                                        -------------  ---------------  -------------  --------------
  Change in net assets resulting from operations         (13,772,084)      (4,781,771)   (42,846,141)    (76,062,227)
                                                        -------------  ---------------  -------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                     (1,639,859)      (3,094,516)             -               -
                                                        -------------  ---------------  -------------  --------------
  Change in net assets from shareholder distributions     (1,639,859)      (3,094,516)             -               -
                                                        -------------  ---------------  -------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                               18,887,566       51,050,524     59,459,928     223,463,016
Dividends reinvested                                       1,639,876        3,094,520              -               -
Cost of shares redeemed                                   (5,633,370)      (8,970,461)   (52,126,612)   (222,882,070)
                                                        -------------  ---------------  -------------  --------------
  Change in net assets from capital transactions          14,894,072       45,174,583      7,333,316         580,946
                                                        -------------  ---------------  -------------  --------------
Change in net assets                                        (517,871)      37,298,296    (35,512,825)    (75,481,281)

NET ASSETS:
  Beginning of period                                    149,875,139      112,576,843    169,322,618     244,803,899
                                                        -------------  ---------------  -------------  --------------
  End of period                                         $149,357,268   $  149,875,139   $133,809,793   $ 169,322,618
                                                        =============  ===============  =============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                     2,054,916        5,300,153      5,420,960      16,330,111
Reinvested                                                   185,387          332,961              -               -
Redeemed                                                    (628,019)        (957,063)    (4,882,686)    (16,444,825)
                                                        -------------  ---------------  -------------  --------------
                                                           1,612,284        4,676,051        538,274        (114,714)
                                                        -------------  ---------------  -------------  --------------
---------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                         GARTMORE VARIABLE INSURANCE TRUST
                                        STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================

                                                          NATIONWIDE GVIT                     COMSTOCK
                                                       STRATEGIC VALUE FUND              GVIT VALUE FUND
                                                   -----------------------------  ----------------------------
                                                     SIX MONTHS    YEAR ENDED      SIX MONTHS     YEAR ENDED
                                                       ENDED      DECEMBER 31,       ENDED       DECEMBER 31,
                                                   JUNE 30, 2002     2001         JUNE 30, 2002     2001
                                                   ------------  ---------------  ------------  --------------
                                                    (UNAUDITED)                   (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                       $    (7,985)  $      114,631   $   325,229   $     776,454
Net realized gains (losses) on
  investment transactions                              (82,757)         336,408    (2,468,651)     (6,495,227)
Net change in unrealized appreciation/
  depreciation on investments                       (3,105,649)      (1,578,586)   (5,298,495)     (1,731,839)
                                                   ------------  ---------------  ------------  --------------
  Change in net assets resulting from operations    (3,196,391)      (1,127,547)   (7,441,917)     (7,450,612)
                                                   ------------  ---------------  ------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                        -         (115,844)     (329,929)       (782,326)
Net realized gains on investments                            -          (33,887)            -               -
                                                   ------------  ---------------  ------------  --------------
  Change in net assets from shareholder
  distributions                                              -         (149,731)     (329,929)       (782,326)
                                                   ------------  ---------------  ------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                          1,862,416       15,479,456     3,470,474      25,733,158
Dividends reinvested                                         -          149,728       329,931         782,322
Cost of shares redeemed                             (3,408,041)     (17,884,444)   (4,429,059)    (21,385,419)
                                                   ------------  ---------------  ------------  --------------
  Change in net assets from capital transactions    (1,545,625)      (2,255,260)     (628,654)      5,130,061
                                                   ------------  ---------------  ------------  --------------
Change in net assets                                (4,742,016)      (3,532,538)   (8,400,500)     (3,102,877)
NET ASSETS:
  Beginning of period                               22,739,408       26,271,946    52,848,250      55,951,127
                                                   ------------  ---------------  ------------  --------------
  End of period                                    $17,997,392   $   22,739,408   $44,447,750   $  52,848,250
                                                   ============  ===============  ============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                 198,235        1,559,546       341,236       2,328,114
Reinvested                                                   -           16,552        34,219          75,888
Redeemed                                              (367,601)      (1,835,659)     (442,144)     (1,981,176)
                                                   ------------  ---------------  ------------  --------------
                                                      (169,366)        (259,561)      (66,689)        422,826
                                                   ------------  ---------------  ------------  --------------
--------------------------------------------------------------------------------------------------------------
See notes to financial statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================================================

                                                                  FEDERATED GVIT                      MAS GVIT
                                                               HIGH INCOME BOND FUND            MULTI SECTOR BOND FUND
                                                          -------------------------------  -------------------------------
                                                            SIX MONTHS       YEAR ENDED      SIX MONTHS       YEAR ENDED
                                                               ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                           JUNE 30, 2002        2001        JUNE 30, 2002        2001
                                                          ---------------  --------------  ---------------  --------------
                                                            (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                              $    5,708,714   $   9,846,954   $    4,817,812   $   9,418,715
Net realized gains (losses) on investment and
  foreign currency transactions                               (3,718,739)     (8,710,227)       1,858,658       2,619,916
Net change in unrealized appreciation/depreciation on
  investments and translation of assets and liabilities
  denominated in foreign currencies                           (2,887,415)      1,281,976       (2,853,129)     (5,871,379)
                                                          ---------------  --------------  ---------------  --------------
  Change in net assets resulting from operations                (897,440)      2,418,703        3,823,341       6,167,252
                                                          ---------------  --------------  ---------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                         (5,473,297)     (9,846,974)      (5,504,837)     (8,986,443)
                                                          ---------------  --------------  ---------------  --------------
  Change in net assets from shareholder distributions         (5,473,297)     (9,846,974)      (5,504,837)     (8,986,443)
                                                          ---------------  --------------  ---------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                   68,808,279      85,265,277       72,458,865     102,863,442
Dividends reinvested                                           5,473,304       9,846,978        5,504,837       8,986,449
Cost of shares redeemed                                      (48,515,358)    (52,293,358)     (67,495,286)    (63,933,654)
                                                          ---------------  --------------  ---------------  --------------
  Change in net assets from capital transactions              25,766,225      42,818,897       10,468,416      47,916,237
                                                          ---------------  --------------  ---------------  --------------
Change in net assets                                          19,395,488      35,390,626        8,786,920      45,097,046

NET ASSETS:
  Beginning of period                                        114,021,721      78,631,095      177,323,657     132,226,611
                                                          ---------------  --------------  ---------------  --------------
  End of period                                           $  133,417,209   $ 114,021,721   $  186,110,577   $ 177,323,657
                                                          ===============  ==============  ===============  ==============
CLASS I SHARE TRANSACTIONS:
Issued                                                         9,082,853      10,811,171        7,866,247      11,062,527
Reinvested                                                       739,701       1,306,629          606,271         984,952
Redeemed                                                      (6,435,899)     (6,755,672)      (7,340,236)     (6,886,317)
                                                          ---------------  --------------  ---------------  --------------
                                                               3,386,655       5,362,128        1,132,282       5,161,162
                                                          ---------------  --------------  ---------------  --------------
--------------------------------------------------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================================================

                                                            GVIT SMALL CAP VALUE FUND         GVIT SMALL CAP GROWTH FUND
                                                         --------------------------------  -------------------------------
                                                            SIX MONTHS       YEAR ENDED      SIX MONTHS       YEAR ENDED
                                                              ENDED         DECEMBER 31,        ENDED        DECEMBER 31,
                                                          JUNE 30, 2002         2001        JUNE 30, 2002        2001
                                                         ----------------  --------------  ---------------  --------------
                                                           (UNAUDITED)                       (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $      (234,139)  $     174,803   $     (664,755)  $    (689,369)
Net realized gains (losses) on investment transactions        (8,759,813)     44,610,414       (8,976,999)    (24,882,086)
Net change in unrealized appreciation/
  depreciation on investments                                (88,086,561)     40,320,059      (18,934,414)     14,242,709
                                                         ----------------  --------------  ---------------  --------------
  Change in net assets resulting from operations             (97,080,513)     85,105,276      (28,576,168)    (11,328,746)
                                                         ----------------  --------------  ---------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                                  -        (175,268)               -               -
Net realized gains on investments                            (15,376,195)    (47,501,737)               -               -
DISTRIBUTIONS TO CLASS II SHAREHOLDERS FROM:
Net realized gains on investments                                 (5,349)(a)           -                -               -
DISTRIBUTIONS TO CLASS III SHAREHOLDERS FROM:
Net realized gains on investments                                    (70)(b)           -                -               -
                                                         ----------------  --------------  ---------------  --------------
  Change in net assets from shareholder distributions        (15,381,614)    (47,677,005)               -               -
                                                         ----------------  --------------  ---------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                  239,531,053     896,074,611       77,279,151     202,135,105
Dividends reinvested                                          15,376,195      47,677,013                -               -
Cost of shares redeemed                                     (182,195,420)   (563,429,527)     (72,161,000)   (140,715,719)
                                                         ----------------  --------------  ---------------  --------------
                                                              72,711,828     380,322,097        5,118,151      61,419,386
                                                         ----------------  --------------  ---------------  --------------
CLASS II CAPITAL TRANSACTIONS:
Proceeds from shares issued                                      276,177 (a)           -         577,625 (c)            -
Dividends reinvested                                               5,349 (a)           -               -
Cost of shares redeemed                                          (12,803)(a)           -         (77,046)(c)            -
                                                         ----------------  --------------  ---------------  --------------
                                                                 268,723               -          500,579               -
                                                         ----------------  --------------  ---------------  --------------
CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                                       11,257 (b)           -                -               -
Dividends reinvested                                                  70 (b)           -                -               -
Cost of shares redeemed                                           (7,191)(b)           -                -               -
                                                         ----------------  --------------  ---------------  --------------
                                                                   4,136               -
                                                         ----------------  --------------  ---------------  --------------
  Change in net assets from capital transactions              72,984,687     380,322,097        5,618,730      61,419,386
                                                         ----------------  --------------  ---------------  --------------
Change in net assets                                         (39,477,440)    417,750,368      (22,957,438)     50,090,640
NET ASSETS:
  Beginning of period                                        697,860,346     280,109,978      143,982,055      93,891,415
                                                         ----------------  --------------  ---------------  --------------
  End of period                                          $   658,382,906   $ 697,860,346   $  121,024,617   $ 143,982,055
                                                         ================  ==============  ===============  ==============
CLASS I SHARE TRANSACTIONS:
Issued                                                        23,215,061      84,535,061        5,820,821      14,032,634
Reinvested                                                     1,733,506       4,604,727                -               -
Redeemed                                                     (18,130,141)    (53,969,101)      (5,418,970)     (9,871,106)
                                                         ----------------  --------------  ---------------  --------------
                                                               6,818,426      35,170,687          401,851       4,161,528
                                                         ----------------  --------------  ---------------  --------------
CLASS II SHARE TRANSACTIONS:
Issued                                                            29,215 (a)           -          43,618 (c)            -
Reinvested                                                           603 (a)           -               -                -
Redeemed                                                          (1,355)(a)           -          (6,236)(c)            -
                                                         ----------------  --------------  ---------------  --------------
                                                                  28,463               -           37,382               -
                                                         ----------------  --------------  ---------------  --------------
CLASS III SHARE TRANSACTIONS:
Issued                                                             1,105 (b)           -                -               -
Reinvested                                                             8 (b)           -                -               -
Redeemed                                                            (773)(b)           -                -               -
                                                         ----------------  --------------  ---------------  --------------
                                                                     340               -                -               -
                                                         ----------------  --------------  ---------------  --------------
--------------------------------------------------------------------------------------------------------------------------

(a)  For the period from May 6, 2002 (commencement of operations) through June 30, 2002.
(b)  For the period from May 3, 2002 (commencement of operations) through June 30, 2002.
(c)  For the period from March 7, 2002 (commencement of operations) through June 30, 2002.


See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================================================

                                                                  GARTMORE GVIT                      DREYFUS GVIT
                                                              WORLDWIDE LEADERS FUND              MID CAP INDEX FUND
                                                         -------------------------------  ---------------------------------
                                                           SIX MONTHS       YEAR ENDED      SIX MONTHS         YEAR ENDED
                                                              ENDED        DECEMBER 31,        ENDED          DECEMBER 31,
                                                          JUNE 30, 2002        2001        JUNE 30, 2002          2001
                                                         ---------------  --------------  ---------------    --------------
                                                           (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $      136,153   $     491,093   $      463,712   $     1,012,537
Net realized gains (losses) on investment, futures and
 foreign currency transactions                               (3,147,729)    (16,819,203)         199,488        (1,442,687)
Net change in unrealized appreciation/depreciation
  On investments, futures  and translation of assets
  and liabilities
  denominated in foreign currencies                           1,255,178       1,087,089      (17,344,660)       (3,078,702)
                                                         ---------------  --------------  ---------------    --------------
  Change in net assets resulting from operations             (1,756,398)    (15,241,021)     (16,681,460)       (3,508,852)
                                                         ---------------  --------------  ---------------    --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                          (719,949)     (1,342,248)        (454,163)       (1,023,189)
Net realized gains on investments-                                    -      (1,134,999)      (2,131,821)

DISTRIBUTIONS TO CLASS II SHAREHOLDERS FROM:
Net investment income-                                                -            (121)(a)                              -
Net realized gains on investments-                                    -            (429)(a)                              -
  Change in net assets from shareholder
                                                         ---------------  --------------  ---------------    --------------
  distributions                                                (719,949)     (1,342,248)      (1,589,712)       (3,155,010)
                                                         ---------------  --------------  ---------------    --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                  82,714,062     126,889,243      171,875,095       247,590,373
Dividends reinvested                                            719,948       1,342,243        1,589,168         3,155,005
Cost of shares redeemed                                    (110,094,426)   (122,538,635)     (84,576,971)     (131,808,294)
                                                         ---------------  --------------  ---------------    --------------
                                                            (26,660,416)      5,692,851       88,887,292       118,937,084
                                                         ---------------  --------------  ---------------    --------------
CLASS II CAPITAL TRANSACTIONS:
Proceeds from shares issued                                           -               -          135,084 (a)             -
Dividends reinvested                                                  -               -              550 (a)             -
Cost of shares redeemed                                               -               -             (158)(a)             -
                                                         ---------------  --------------  ---------------    --------------
                                                                      -               -          135,476                 -
                                                         ---------------  --------------  ---------------    --------------
  Change in net assets from capital transactions            (26,660,416)      5,692,851       89,022,768       118,937,084
                                                         ---------------  --------------  ---------------    --------------
Change in net assets                                        (29,136,763)    (10,890,418)      70,751,596       112,273,222

NET ASSETS:
  Beginning of period                                        70,468,756      81,359,174      257,623,106       145,349,884
                                                         ---------------  --------------  ---------------    --------------
  End of period                                          $   41,331,993   $  70,468,756   $  328,374,702     $ 257,623,106
                                                         ===============  ==============  ===============    ==============
CLASS I SHARE TRANSACTIONS:
Issued                                                        9,234,852      12,838,125       12,596,933        18,826,911
Reinvested                                                       80,083         140,905          124,980           250,108
Redeemed                                                    (12,139,166)    (12,364,020)      (6,274,123)      (10,241,313)
                                                         ---------------  --------------  ---------------    --------------
                                                             (2,824,231)        615,010        6,447,790         8,835,706
                                                         ---------------  --------------  ---------------    --------------
CLASS II SHARE TRANSACTIONS:
Issued                                                                -               -           10,161 (a)             -
Reinvested                                                            -               -               44 (a)             -
Redeemed                                                              -               -              (12)(a)             -
                                                         ---------------  --------------  ---------------    --------------
                                                                      -               -           10,193               -
                                                         ---------------  --------------  ---------------    --------------
---------------------------------------------------------------------------------------------------------------------------

(a)  For the period from May 6, 2002 (commencement of operations) through June 30, 2002.

See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

=========================================================================================================================

                                                                  TURNER GVIT                       GARTMORE GVIT
                                                               GROWTH FOCUS FUND               MILLENNIUM GROWTH FUND
                                                         -------------------------------  ---------------- --------------
                                                           SIX MONTHS       YEAR ENDED      SIX MONTHS       YEAR ENDED
                                                              ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                          JUNE 30, 2002        2001        JUNE 30, 2002        2001
                                                         ---------------  --------------  ---------------  --------------
                                                           (UNAUDITED)                       (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $     (34,507)   $     (81,764)  $      (11,636)  $     (20,908)
Net realized gains (losses) on investment transactions      (3,747,838)      (6,393,477)        (175,690)     (1,619,514)
Net change in unrealized appreciation/
  depreciation on investments                                 (853,442)         734,728         (203,648)        174,660
                                                         ---------------  --------------  ---------------  --------------
  Change in net assets resulting from operations            (4,635,787 )     (5,740,513)        (390,974)     (1,465,762)
                                                         ---------------  --------------  ---------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                 17,184,741       83,538,384                -               -
Cost of shares redeemed                                    (18,957,918)     (70,283,924)               -               -
                                                         ---------------  --------------  ---------------  --------------
                                                            (1,773,177)      13,254,460                -               -
                                                         ---------------  --------------  ---------------  --------------
CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                                    474,073 (a)            -                -               -
Cost of shares redeemed                                       (105,985)(a)            -                -               -
                                                         ---------------  --------------  ---------------  --------------
                                                               368,088                -                -               -
                                                         ---------------  --------------  ---------------  --------------
  Change in net assets from capital transactions            (1,405,089)      13,254,460                -               -
Change in net assets                                        (6,040,876)       7,513,947         (390,974)     (1,465,762)
                                                         ---------------  --------------  ---------------  --------------
NET ASSETS:
  Beginning of period                                       13,043,522        5,529,575        2,216,710       3,682,472
                                                         ---------------  --------------  ---------------  --------------
  End of period                                          $   7,002,646    $  13,043,522   $    1,825,736   $   2,216,710
                                                         ===============  ==============  ===============  ==============
CLASS I SHARE TRANSACTIONS:
Issued                                                       5,103,504       20,325,447                -               -
                                                         ---------------  --------------  ---------------  --------------
Redeemed                                                    (5,848,476)     (17,671,808)               -               -
                                                         ---------------  --------------  ---------------  --------------
                                                              (744,972)       2,653,639                -               -
CLASS III SHARE TRANSACTIONS:
Issued                                                         174,512 (a)            -                -               -
Redeemed                                                       (40,043)(a)            -                -               -
                                                         ---------------  --------------  ---------------  --------------
                                                               134,469                -                -               -
                                                         ---------------  --------------  ---------------  --------------
-------------------------------------------------------------------------------------------------------------------------

(a)  For the period from May 2, 2002 (commencement of operations) through June 30, 2002.

See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

===================================================================================================================

                                                           GARTMORE GVIT
                                                         GLOBAL TECHNOLOGY                   GARTMORE GVIT
                                                       AND COMMUNICATIONS FUND       GLOBAL HEALTH SCIENCES FUND
                                                   -------------------------------  -------------------------------
                                                     SIX MONTHS       YEAR ENDED      SIX MONTHS       YEAR ENDED
                                                        ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                    JUNE 30, 2002        2001        JUNE 30, 2002        2001
                                                   ---------------  --------------  ---------------  --------------
                                                     (UNAUDITED)                       (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                       $      (73,241)  $    (117,828)  $      (14,530)  $      (7,598)
Net realized gains (losses) on investment and
  foreign currency transactions                        (4,249,494)     (7,970,560)        (258,786)        (96,189)
Net change in unrealized appreciation/
  depreciation on investments and translation of
  assets and liabilities denominated in
  foreign currencies                                   (1,290,331)      1,300,454         (238,387)        185,797
                                                   ---------------  --------------  ---------------  --------------
  Change in net assets resulting from operations       (5,613,066)     (6,787,934)        (511,703)         82,010
                                                   ---------------  --------------  ---------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                     (80,814)              -                -               -
Tax return of capital                                           -               -                -          (4,074)

DISTRIBUTIONS TO CLASS III SHAREHOLDERS FROM:
Net investment income                                      (8,546)(a)           -                -               -
                                                   ---------------  --------------  ---------------  --------------
  Change in net assets from shareholder
  distributions                                           (89,360)              -                -          (4,074)
                                                   ---------------  --------------  ---------------  --------------
CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                            24,487,776      63,390,989           15,078 (b)           -
Dividends reinvested                                       80,814               -                -           4,074
Cost of shares redeemed                               (24,224,938)    (53,145,363)          (1,052)(b)  (2,548,631)
                                                   ---------------  --------------  ---------------  --------------
                                                          343,652      10,245,626           14,026      (2,544,557)
                                                   ---------------  --------------  ---------------  --------------
CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                             1,381,007 (a)           -        3,369,736       2,548,631
Dividends reinvested                                        8,546 (a)           -                -               -
Cost of shares redeemed                                  (207,770)(a)           -       (1,041,827)              -
                                                   ---------------  --------------  ---------------  --------------
                                                        1,181,783               -        2,327,909       2,548,631
                                                   ---------------  --------------  ---------------  --------------
  Change in net assets from capital transactions        1,525,435      10,245,626        2,341,935           4,074
                                                   ---------------  --------------  ---------------  --------------
Change in net assets                                   (4,176,991)      3,457,692        1,830,232          82,010

NET ASSETS:
  Beginning of period                                  15,584,536      12,126,844        2,539,728       2,457,718
                                                   ---------------  --------------  ---------------  --------------
  End of period                                    $   11,407,545   $  15,584,536   $    4,369,960   $   2,539,728
                                                   ===============  ==============  ===============  ==============
CLASS I SHARE TRANSACTIONS:
Issued                                                  6,282,260      13,150,024             1,666(b)           -
Reinvested                                                 28,760               -                -             499
Redeemed                                               (6,358,387)    (11,096,501)            (122)(b)    (250,499)
                                                   ---------------  --------------  ---------------  --------------
                                                          (47,367)      2,053,523            1,544        (250,000)
                                                   ---------------  --------------  ---------------  --------------
CLASS III SHARE TRANSACTIONS:
Issued                                                    425,299 (a)           -          357,916         250,499
Reinvested                                                  3,030 (a)           -                -               -
Redeemed                                                  (70,234)(a)           -         (109,834)              -
                                                   ---------------  --------------  ---------------  --------------
                                                          358,095               -          248,082         250,499
                                                   ---------------  --------------  ---------------  --------------
-------------------------------------------------------------------------------------------------------------------

(a)  For the period from May 2, 2002 (commencement of operations) through June 30, 2002.
(b)  For the period from May 6, 2002 (commencement of operations) through June 30, 2002.

See notes to financial statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

=============================================================================================================================

                                                                      GARTMORE GVIT                  GARTMORE GVIT
                                                                  NATIONWIDE LEADERS FUND         EMERGING MARKETS FUND
                                                             -------------------------------  -------------------------------
                                                               SIX MONTHS      PERIOD ENDED     SIX MONTHS       YEAR ENDED
                                                                  ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                              JUNE 30, 2002      2001 (a)      JUNE 30, 2002        2001
                                                             ---------------  --------------  ---------------  --------------

                                                                 (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                                 $        9,139   $         (64)  $      100,053   $      49,834
Net realized gains (losses) on investment and
  foreign currency transactions                                      92,022               -          877,586      (1,866,387)
Net change in unrealized appreciation/
  depreciation on investments and translation of
  assets and liabilities denominated in foreign currencies         (143,608)          8,255       (3,202,521)      1,633,788
                                                             ---------------  --------------  ---------------  --------------
  Change in net assets resulting from operations                    (42,447)          8,191       (2,224,882)       (182,765)
                                                             ---------------  --------------  ---------------  --------------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                                     -               -          (10,749)        (49,287)

DISTRIBUTIONS TO CLASS II SHAREHOLDERS FROM:
Net investment income                                                     -               -              (71)(c)           -

DISTRIBUTIONS TO CLASS III SHAREHOLDERS FROM:
Net investment income                                                (9,583)              -           (4,785)(d)           -
                                                             ---------------  --------------  ---------------  --------------
  Change in net assets from shareholder distributions                (9,583)              -          (15,605)        (49,287)
                                                             ---------------  --------------  ---------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                         141,970 (b)           -       89,189,959      53,174,855
Dividends reinvested                                                      -               -           10,749          49,288
Cost of shares redeemed                                             (16,167)(b)           -      (81,659,493)    (41,009,033)
                                                             ---------------  --------------  ---------------  --------------
                                                                    125,803               -        7,541,215      12,215,110
                                                             ---------------  --------------  ---------------  --------------

CLASS II CAPITAL TRANSACTIONS:
Proceeds from shares issued                                               -               -          584,051 (c)           -
Dividends reinvested                                                      -               -               71 (c)           -
Cost of shares redeemed                                                   -               -         (217,700)(c)           -
                                                             ---------------  --------------  ---------------  --------------
                                                                          -               -          366,422               -
                                                             ---------------  --------------  ---------------  --------------
Class III Capital Transactions:
Proceeds from shares issued                                       9,540,342       1,000,000        6,022,360 (d)           -
Dividends reinvested                                                  9,583               -            4,786 (d)           -
Cost of shares redeemed                                          (2,438,202)              -         (284,794)(d)           -
                                                             ---------------  --------------  ---------------  --------------
                                                                  7,111,723       1,000,000        5,742,352               -
                                                             ---------------  --------------  ---------------  --------------
  Change in net assets from capital transactions                  7,237,526       1,000,000       13,649,989      12,215,110
                                                             ---------------  --------------  ---------------  --------------
Change in net assets                                              7,185,496       1,008,191       11,409,502      11,983,058

NET ASSETS:
  Beginning of period                                             1,008,191               -       15,973,602       3,990,544
                                                             ---------------  --------------  ---------------  --------------
  End of period                                              $    8,193,687   $   1,008,191   $   27,383,104   $  15,973,602
                                                             ===============  ==============  ===============  ==============
CLASS I SHARE TRANSACTIONS:
Issued                                                               12,729 (b)           -       11,644,357       7,560,217
Reinvested                                                                -               -            1,551           6,731
Redeemed                                                             (1,502)(b)           -      (10,724,767)     (5,840,603)
                                                             ---------------  --------------  ---------------  --------------
                                                                     11,227               -          921,141       1,726,345
                                                             ---------------  --------------  ---------------  --------------
CLASS II SHARE TRANSACTIONS:
Issued                                                                    -               -           74,108 (c)           -
Reinvested                                                                -               -               10 (c)           -
Redeemed                                                                  -               -          (28,217)(c)           -
                                                             ---------------  --------------  ---------------  --------------
                                                                          -               -           45,901               -
                                                             ---------------  --------------  ---------------  --------------
CLASS III SHARE TRANSACTIONS:
Issued                                                              859,129         100,000          783,402 (d)           -
Reinvested                                                              876               -              691 (d)           -
Redeemed                                                           (220,207)              -          (40,915)(d)           -
                                                             ---------------  --------------  ---------------  --------------
                                                                    639,798         100,000          743,178               -
                                                             ---------------  --------------  ---------------  --------------
-----------------------------------------------------------------------------------------------------------------------------

(a)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
(b)  For the period from May 9, 2002 (commencement of operations) through June 30, 2002.
(c)  For the period from March 4, 2002 (commencement of operations) through June 30, 2002.
(d)  For the period from May 2, 2002 (commencement of operations) through June 30, 2002.

See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

=============================================================================================================================

                                                                                                   GARTMORE
                                                               GARTMORE GVIT                     GVIT INVESTOR
                                                          INTERNATIONAL GROWTH FUND       DESTINATIONS AGGRESSIVE FUND
                                                        -------------------------------  -------------------------------
                                                          SIX MONTHS       YEAR ENDED      SIX MONTHS      PERIOD ENDED
                                                             ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                         JUNE 30, 2002        2001        JUNE 30, 2002      2001 (a)
                                                        ---------------  --------------  ---------------  --------------
                                                           (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                            $       36,987   $       4,878   $       25,027   $       1,197
Net realized gains (losses) on investment,
  futures, and foreign currency transactions                  (388,695)     (2,872,066)         (56,209)            990
Net change in unrealized appreciation/
  depreciation on investments, futures
  and translation of assets and liabilities
  denominated in foreign currencies                           (119,269)        471,841         (320,085)          4,309
                                                        ---------------  --------------  ---------------  --------------
  Change in net assets resulting from operations              (470,977)     (2,395,347)        (351,267)          6,496
                                                        ---------------  --------------  ---------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM*:
Net investment income                                                -               -          (23,619)         (1,073)
Net realized gains on investments                                    -               -             (990)              -
Tax return of capital                                                -         (23,204)               -               -
                                                        ---------------  --------------  ---------------  --------------
  Change in net assets from shareholder distributions                -         (23,204)         (24,609)         (1,073)
                                                        ---------------  --------------  ---------------  --------------

CLASS I CAPITAL TRANSACTIONS*:
Proceeds from shares issued                                 53,559,385      75,604,608        6,644,102         500,000
Dividends reinvested                                                 -          23,204           24,609           1,073
Cost of shares redeemed                                    (54,081,882)    (73,000,359)        (868,032)              -
                                                        ---------------  --------------  ---------------  --------------
                                                              (522,497)      2,627,453        5,800,679         501,073
                                                        ---------------  --------------  ---------------  --------------

CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                                    924,262 (b)           -                -               -
Cost of shares redeemed                                       (154,327)(b)           -                -               -
                                                        ---------------  --------------  ---------------  --------------
                                                               769,935               -                -               -
                                                        ---------------  --------------  ---------------  --------------
  Change in net assets from capital transactions               247,438       2,627,453        5,800,679         501,073
                                                        ---------------  --------------  ---------------  --------------
Change in net assets                                          (223,539)        208,902        5,424,803         506,496

NET ASSETS:
  Beginning of period                                        9,447,981       9,239,079          506,496               -
                                                        ---------------  --------------  ---------------  --------------
  End of period                                         $    9,224,442   $   9,447,981   $    5,931,299   $     506,496
                                                        ===============  ==============  ===============  ==============
CLASS I SHARE TRANSACTIONS*:
Issued                                                       9,046,359      11,151,237          669,599          50,000
Reinvested                                                           -           3,352            2,645             106
Redeemed                                                    (9,092,916)    (10,687,843)         (86,969)              -
                                                        ---------------  --------------  ---------------  --------------
                                                               (46,557)        466,746          585,275          50,106
                                                        ---------------  --------------  ---------------  --------------
CLASS III SHARE TRANSACTIONS:
Issued                                                         158,890 (b)           -                -               -
Redeemed                                                       (26,202)(b)           -                -               -
                                                        ---------------  --------------  ---------------  --------------
                                                               132,688               -                -               -
                                                        ---------------  --------------  ---------------  --------------
------------------------------------------------------------------------------------------------------------------------

*    GVIT Investor Destinations Aggressive Fund shares have no class designation.
(a)  For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(b)  For the period from May 2, 2002 (commencement of operations) through June 30, 2002.

See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

=============================================================================================================================

                                                                  GARTMORE                           GARTMORE
                                                            VIT INVESTOR DESTINATIONS        GVIT INVESTOR DESTINATIONS
                                                           MODERATELY AGGRESSIVE FUND              MODERATE FUND
                                                         -------------------------------  -------------------------------
                                                           SIX MONTHS      PERIOD ENDED     SIX MONTHS      PERIOD ENDED
                                                              ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                          JUNE 30, 2002      2001 (a)      JUNE 30, 2002      2001 (a)
                                                         ---------------  --------------  ---------------  --------------
                                                            (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $      112,038   $       1,251   $      204,767   $       1,211
Net realized gains (losses) on investment transactions         (212,737)          1,009            3,246             130
Net change in unrealized appreciation/
depreciation on investments                                  (1,039,433)          3,196       (1,525,999)          2,955
                                                         ---------------  --------------  ---------------  --------------
  Change in net assets resulting from operations             (1,140,132)          5,456       (1,317,986)          4,296
                                                         ---------------  --------------  ---------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                          (102,827)         (1,126)        (193,374)         (1,212)
Net realized gains on investments                                (1,010)              -             (130)              -
                                                         ---------------  --------------  ---------------  --------------
  Change in net assets from shareholder distributions          (103,837)         (1,126)        (193,504)         (1,212)
                                                         ---------------  --------------  ---------------  --------------

CAPITAL TRANSACTIONS:
Proceeds from shares issued                                  25,156,799         500,000       42,446,495         500,000
Dividends reinvested                                            103,837           1,126          193,497           1,212
Cost of shares redeemed                                      (1,464,984)              -         (693,368)              -
                                                         ---------------  --------------  ---------------  --------------
  Change in net assets from capital transactions             23,795,652         501,126       41,946,624         501,212
                                                         ---------------  --------------  ---------------  --------------
Change in net assets                                         22,551,683         505,456       40,435,134         504,296

NET ASSETS:
  Beginning of period                                           505,456               -          504,296               -
                                                         ---------------  --------------  ---------------  --------------
  End of period                                          $   23,057,139   $     505,456   $   40,939,430   $     504,296
                                                         ===============  ==============  ===============  ==============
SHARE TRANSACTIONS:
Issued                                                        2,525,255          50,000        4,271,057          50,000
Reinvested                                                       11,028             111           20,223             120
Redeemed                                                       (147,930)              -          (69,294)              -
                                                         ---------------  --------------  ---------------  --------------
                                                              2,388,353          50,111        4,221,986          50,120
                                                         ---------------  --------------  ---------------  --------------
-------------------------------------------------------------------------------------------------------------------------

(a)  For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

See notes to financial statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

=============================================================================================================================


                                                                   GARTMORE                          GARTMORE
                                                            GVIT INVESTOR DESTINATIONS       GVIT INVESTOR DESTINATIONS
                                                           MODERATELY CONSERVATIVE FUND          CONSERVATIVE FUND
                                                         -------------------------------  -------------------------------
                                                           SIX MONTHS      PERIOD ENDED     SIX MONTHS      PERIOD ENDED
                                                              ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                          JUNE 30, 2002      2001 (a)      JUNE 30, 2002      2001 (a)
                                                         ---------------  --------------  ---------------  --------------

                                                           (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                             $      127,255   $       1,250   $      107,108   $       1,204
Net realized gains (losses) on investment transactions          (10,238)            143           (2,909)            125
Net change in unrealized appreciation/
  depreciation on investments                                  (520,578)          1,659         (179,161)            513
                                                         ---------------  --------------  ---------------  --------------
  Change in net assets resulting from operations               (403,561)          3,052          (74,962)          1,842
                                                         ---------------  --------------  ---------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                          (115,868)         (1,250)         (95,266)         (1,203)
Net realized gains on investments                                  (143)              -             (125)              -
                                                         ---------------  --------------  ---------------  --------------
  Change in net assets from shareholder distributions          (116,011)         (1,250)         (95,391)         (1,203)
                                                         ---------------  --------------  ---------------  --------------

CAPITAL TRANSACTIONS:
Proceeds from shares issued                                  26,497,406         500,000       21,092,631         500,000
Dividends reinvested                                            116,010           1,250           95,388           1,203
Cost of shares redeemed                                      (2,021,105)              -       (1,850,718)              -
                                                         ---------------  --------------  ---------------  --------------
  Change in net assets from capital transactions             24,592,311         501,250       19,337,301         501,203
                                                         ---------------  --------------  ---------------  --------------
Change in net assets                                         24,072,739         503,052       19,166,948         501,842

NET ASSETS:
  Beginning of period                                           503,052               -          501,842               -
                                                         ---------------  --------------  ---------------  --------------
  End of period                                          $   24,575,791   $     503,052   $   19,668,790   $     501,842
                                                         ===============  ==============  ===============  ==============
SHARE TRANSACTIONS:
Issued                                                        2,656,147          50,000        2,104,350          50,000
Reinvested                                                       11,887             124            9,614             120
Redeemed                                                       (203,121)              -         (184,555)              -
                                                         ---------------  --------------  ---------------  --------------
                                                              2,464,913          50,124        1,929,409          50,120
                                                         ---------------  --------------  ---------------  --------------
-------------------------------------------------------------------------------------------------------------------------

(a)  For the period from December 12, 2001 (commencement of operations) through December 31, 2001.

See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST

                                      STATEMENTS OF CHANGES IN NET ASSETS

===================================================================================================================

                                                           GARTMORE GVIT                     GARTMORE GVIT
                                                      U.S. GROWTH LEADERS FUND           GLOBAL UTILITIES FUND
                                                   -------------------------------  -------------------------------
                                                     SIX MONTHS      PERIOD ENDED     SIX MONTHS      PERIOD ENDED
                                                        ENDED        DECEMBER 31,        ENDED        DECEMBER 31,
                                                    JUNE 30, 2002      2001 (a)      JUNE 30, 2002      2001 (a)
                                                   ---------------  --------------  ---------------  --------------
                                                     (UNAUDITED)                      (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                       $      (12,328)  $        (453)  $       29,680   $        (135)
Net realized gains (losses) on investment
  and foreign currency transactions                      (680,156)         (8,894)        (367,467)         (2,353)
Net change in unrealized appreciation/
  depreciation on investments and
  translation of assets and liabilities
  denominated in foreign currencies                      (255,180)        (14,633)        (280,866)          4,460
                                                   ---------------  --------------  ---------------  --------------
  Change in net assets resulting from operations         (947,664)        (23,980)        (618,653)          1,972
                                                   ---------------  --------------  ---------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                           -               -              (16)(c)           -

DISTRIBUTIONS TO CLASS III SHAREHOLDERS FROM:
Net investment income                                           -               -          (22,498)              -
                                                   ---------------  --------------  ---------------  --------------
  Change in net assets from shareholder
    distributions                                               -               -          (22,514)              -
                                                   ---------------  --------------  ---------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                44,025 (b)           -          180,397 (c)           -
Dividends reinvested                                            -               -               16 (c)           -
Cost of shares redeemed                                       (43)(b)           -         (175,355)(c)           -
                                                   ---------------  --------------  ---------------  --------------
                                                           43,982               -            5,058               -
                                                   ---------------  --------------  ---------------  --------------

CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                             3,940,839       3,000,000          869,232       3,000,000
Dividends reinvested                                            -               -           22,498               -
                                                   ---------------  --------------  ---------------  --------------
Cost of shares redeemed                                  (524,150)              -         (364,757)              -
                                                   ---------------  --------------  ---------------  --------------
                                                        3,416,689       3,000,000          526,973       3,000,000
                                                   ---------------  --------------  ---------------  --------------
  Change in net assets from capital transactions        3,460,671       3,000,000          532,031       3,000,000
                                                   ---------------  --------------  ---------------  --------------
Change in net assets                                    2,513,007       2,976,020         (109,136)      3,001,972

NET ASSETS:
  Beginning of period                                   2,976,020               -        3,001,972               -
                                                   ---------------  --------------  ---------------  --------------
  End of period                                    $    5,489,027   $   2,976,020   $    2,892,836   $   3,001,972
                                                   ===============  ==============  ===============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                      5,278 (b)           -           21,336 (c)           -
Reinvested                                                      -               -                2 (c)           -
Redeemed                                                       (5)(b)           -          (20,509)(c)           -
                                                   ---------------  --------------  ---------------  --------------
                                                            5,273               -              829               -
                                                   ---------------  --------------  ---------------  --------------

CLASS III SHARE TRANSACTIONS:
Issued                                                    429,367         300,000           99,182         300,000
Reinvested                                                      -               -            2,823               -
Redeemed                                                  (57,558)              -          (41,571)              -
                                                   ---------------  --------------  ---------------  --------------
                                                          371,809         300,000           60,434         300,000
                                                   ---------------  --------------  ---------------  --------------
-------------------------------------------------------------------------------------------------------------------


                                                         GARTMORE GVIT GLOBAL
                                                        FINANCIAL SERVICES FUND
                                                   -------------------------------
                                                     SIX MONTHS      PERIOD ENDED
                                                        ENDED        DECEMBER 31,
                                                    JUNE 30, 2002      2001 (a)
                                                   ---------------  --------------
                                                     (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                       $       11,008   $         379
Net realized gains (losses) on investment
  and foreign currency transactions                        50,050          (6,115)
Net change in unrealized appreciation/
  depreciation on investments and
  translation of assets and liabilities
  denominated in foreign currencies                      (167,768)         46,722
                                                   ---------------  --------------
  Change in net assets resulting from operations         (106,710)         40,986
                                                   ---------------  --------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS FROM:
Net investment income                                           -               -

DISTRIBUTIONS TO CLASS III SHAREHOLDERS FROM:
Net investment income                                           -            (491)
                                                   ---------------  --------------
  Change in net assets from shareholder
    distributions                                               -            (491)
                                                   ---------------  --------------

CLASS I CAPITAL TRANSACTIONS:
Proceeds from shares issued                                 2,514 (c)           -
Dividends reinvested                                            - (c)           -
Cost of shares redeemed                                    (1,018)(c)           -
                                                   ---------------  --------------
                                                            1,496               -
                                                   ---------------  --------------

CLASS III CAPITAL TRANSACTIONS:
Proceeds from shares issued                             2,028,659       3,000,000
Dividends reinvested                                            -             491
Cost of shares redeemed                                (1,129,881)              -
                                                   ---------------  --------------
                                                          898,778       3,000,491
                                                   ---------------  --------------
  Change in net assets from capital transactions          900,274       3,000,491
                                                   ---------------  --------------
Change in net assets                                      793,564       3,040,986

NET ASSETS:
  Beginning of period                                   3,040,986               -
                                                   ---------------  --------------
  End of period                                    $    3,834,550   $   3,040,986
                                                   ===============  ==============

CLASS I SHARE TRANSACTIONS:
Issued                                                        245 (c)           -
Reinvested                                                      - (c)           -
Redeemed                                                     (105)(c)           -
                                                   ---------------  --------------
                                                              140               -
                                                   ---------------  --------------
CLASS III SHARE TRANSACTIONS:
Issued                                                    197,363         300,000
Reinvested                                                      -              48
Redeemed                                                 (109,710)              -
                                                   ---------------  --------------
                                                           87,653         300,048
                                                   ---------------  --------------
----------------------------------------------------------------------------------

(a) For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
(b) For the period from June 3, 2002 (commencement of operations) through June 30, 2002.
(c) For the period from May 10, 2002 (commencement of operations) through June 30, 2002.

See  notes  to  financial  statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                 FINANCIAL HIGHLIGHTS - CLASS I SHARES
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=====================================================================================================================


                                                          GARTMORE  GVIT  TOTAL  RETURN  FUND
                                      -------------------------------------------------------------------------------
                                                                     CLASS I SHARES
                                      -------------------------------------------------------------------------------
                                        SIX MONTHS       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                           ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                       JUNE 30, 2002      2001 (a)          2000            1999            1998
                                      ---------------  --------------  --------------  --------------  --------------
                                          (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                   $       9.89     $      11.64   $       18.81   $       18.40   $       16.38
                                      -------------    -------------   --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                0.03             0.08            0.12            0.12            0.19
  Net realized and unrealized
   gains (losses) on investments             (0.62)           (1.46)          (0.47)           1.13            2.77
                                      -------------    -------------   --------------  --------------  --------------
      Total investment activities            (0.59)           (1.38)          (0.35)           1.25            2.96
                                      -------------    -------------   --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                      (0.03)           (0.08)          (0.12)          (0.12)          (0.19)
  Net realized gains                             -            (0.29)          (6.70)          (0.72)          (0.75)
  Tax return of capital                          -                 -              -               -               -
                                      -------------    -------------   --------------  --------------  --------------
      Total distributions                    (0.03)           (0.37)          (6.82)          (0.84)          (0.94)
                                      -------------    -------------   --------------  --------------  --------------

NET ASSET VALUE - END OF PERIOD       $       9.27     $       9.89   $       11.64   $       18.81   $       18.40
                                      =============    =============   ==============  ==============  ==============
Total Return                                 (5.97%)(d)      (11.82%)         (2.12%)          6.94%          18.07%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)  $  1,541,387     $  1,677,316   $   2,014,759   $   2,419,737   $   2,343,437
  Ratio of expenses to
    average net assets                        0.83% (e)        0.78%           0.78%           0.72%           0.65%
  Ratio of net investment
    income (loss) to average
    net assets                                0.66% (e)        0.77%           0.63%           0.64%           1.05%
  Ratio of expenses to
    average net assets*                       0.83% (e)        0.82%           0.81%              (f)             (f)
  Portfolio turnover (g)                     11.75%           58.36%         148.28%          29.95%          17.13%


                                      CLASS I SHARES
                                      --------------
                                        YEAR ENDED
                                       DECEMBER 31,
                                           1997
                                      --------------


NET ASSET VALUE -
BEGINNING OF PERIOD                   $       13.27
                                      --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                 0.23
  Net realized and unrealized
   gains (losses) on investments               3.65
                                      --------------
      Total investment activities              3.88
                                      --------------

DISTRIBUTIONS:
  Net investment income                       (0.23)
  Net realized gains                          (0.53)
  Tax return of capital                       (0.01)
                                      --------------
      Total distributions                     (0.77)
                                      --------------

NET ASSET VALUE
- END OF PERIOD                       $       16.38
                                      ==============
Total Return                                  29.43%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)  $   1,849,241
  Ratio of expenses to
    average net assets                         0.54%
  Ratio of net investment
    income (loss) to average
    net assets                                 1.54%
  Ratio of expenses to
    average net assets*                          (f)
  Portfolio turnover (g)                      13.85%

                                              CLASS III SHARES
                                             -------------------
                                                PERIOD ENDED
                                              JUNE 3, 2002 (b)
                                             -------------------
                                                (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                          $            9.78
                                             -------------------
Investment Activities:
  Net investment income (loss)                            0.01  (c)
  Net realized and unrealized
   gains (losses) on investments                         (0.16)
                                             -------------------
    Total investment activities                          (0.15)
                                             -------------------
NET ASSET VALUE - END OF PERIOD              $            9.63
                                             ===================
Total Return                                             (1.53%)(d)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $               -
  Ratio of expenses to average net assets                 0.67% (e)
  Ratio of net investment income (loss)
   to average net assets                                  1.51% (e)
  Ratio of expenses to average net assets*                   (f)
  Portfolio turnover (g)                                 11.75%

--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from May 6, 2002 (commencement of operations) through June 3, 2002 (liquidated in their entirety).
(c) Net investment income (loss) is based on average shares outstanding during the period.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions during the period.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See  notes  to  financial  statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                 FINANCIAL HIGHLIGHTS - CLASS I SHARES
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=============================================================================================================================


                                                                      GARTMORE  GVIT  GROWTH  FUND
                                              -------------------------------------------------------------------------------
                                                SIX MONTHS       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   ENDED        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                               JUNE 30, 2002      2001 (a)          2000            1999            1998
                                              ---------------  --------------  --------------  --------------  --------------
                                                (UNAUDITED)

NET ASSET VALUE -
BEGINNING OF PERIOD                           $      10.55     $       14.68   $       25.71   $       26.59   $       21.21
                                              -------------    --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                       (0.01)            (0.01)          (0.01)           0.17            0.19
  Net realized and unrealized gains (losses)
   on investments                                    (1.80)            (4.12)          (6.76)           0.92            6.14
                                              -------------    --------------  --------------  --------------  --------------
  Total investment activities                        (1.81)            (4.13)          (6.77)           1.09            6.33
                                              -------------    --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                  -                 -           (0.04)          (0.17)          (0.19)
  Net realized gains                                     -                 -           (4.22)          (1.60)          (0.76)
  Tax return of capital                                  -                 -               -           (0.20)              -
                                              -------------    --------------  --------------  --------------  --------------
  Total distributions                                    -                 -           (4.26)          (1.97)          (0.95)
                                              -------------    --------------  --------------  --------------  --------------
NET ASSET VALUE
- END OF PERIOD                               $       8.74     $       10.55   $       14.68   $       25.71   $       26.59
                                              =============    ==============  ==============  ==============  ==============
Total Return                                        (17.16%)(b)       (28.13%)        (26.53%)           4.28%          29.96%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)          $    268,578     $     352,147   $     606,599   $   1,067,839   $   1,064,498
  Ratio of expenses to average net assets             0.84% (c)         0.80%           0.80%           0.74%           0.67%
  Ratio of net investment income (loss)
   to average net assets                             (0.10%)(c)        (0.10%)         (0.07%)           0.62%           0.83%
  Ratio of expenses to average net assets*            0.85% (c)         0.85%           0.83%             (d)             (d)
  Portfolio turnover                                118.12%           227.28%         205.34%          24.70%          10.67%
------------------------------------------------------------------------------------------------------------------------------


                                                YEAR ENDED
                                               DECEMBER 31,
                                                   1997
                                              --------------
NET ASSET VALUE -
BEGINNING OF PERIOD                           $       16.28
                                              --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         0.20
  Net realized and unrealized gains (losses)
   on investments                                      5.39
                                              --------------
  Total investment activities                          5.59
                                              --------------
DISTRIBUTIONS:
  Net investment income                               (0.20)
  Net realized gains                                  (0.46)
  Tax return of capital                                   -
                                              --------------
  Total distributions                                 (0.66)
                                              --------------
NET ASSET VALUE
- END OF PERIOD                               $       21.21
                                              ==============
Total Return                                          34.49%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)          $     481,738
  Ratio of expenses to average net assets              0.56%
  Ratio of net investment income (loss)
   to average net assets                               1.10%
  Ratio of expenses to average net assets*               (d)
  Portfolio turnover                                  10.88%

--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  Not annualized.
(c)  Annualized.
(d)  There were no fee reductions during the period.

See  notes  to  financial  statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                        FINANCIAL HIGHLIGHTS
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
==================================================================================================================================


                                                                         GARTMORE GVIT GOVERNMENT BOND FUND
                                              ------------------------------------------------------------------------------------
                                                                                   CLASS I SHARES
                                              ------------------------------------------------------------------------------------
                                                SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                               JUNE 30, 2002           2001 (a)          2000            1999            1998
                                              ---------------       --------------  --------------  --------------  --------------
                                                (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                           $        11.66        $       11.44   $       10.79   $       11.69   $       11.38
                                              ---------------       --------------  --------------  --------------  --------------
Investment Activities:
  Net investment income (loss)                          0.28                 0.58            0.66            0.61            0.63
  Net realized and unrealized gains (losses)
    on investments                                      0.20                 0.24            0.65           (0.88)           0.37
                                              ---------------       --------------  --------------  --------------  --------------
      Total investment activities                       0.48                 0.82            1.31           (0.27)           1.00
                                              ---------------       --------------  --------------  --------------  --------------
Distributions:
  Net investment income                                (0.27)               (0.58)          (0.66)          (0.61)          (0.63)
  Net realized gains                                   (0.01)               (0.02)              -           (0.02)          (0.06)
                                              ---------------       --------------  --------------  --------------  --------------
    Total distributions                                (0.28)               (0.60)          (0.66)          (0.63)          (0.69)
                                              ---------------       --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD               $        11.86        $       11.66   $       11.44   $       10.79   $       11.69
                                              ===============       ==============  ==============  ==============  ==============
Total Return                                            4.18%  (d)           7.25%          12.54%         (2.35%)           8.91%

Ratios/Supplemental Data:
  Net Assets, at end of period (000)          $    1,535,903        $   1,301,828   $     867,139   $     769,957   $     761,897
  Ratio of expenses to average net assets               0.73%  (e)           0.66%           0.66%           0.65%           0.57%
  Ratio of net investment income (loss)
    to average net assets                               4.93%  (e)           5.21%           6.00%           5.41%           5.60%
  Ratio of expenses to average net assets*              0.73%  (e)           0.73%           0.73%             (f)             (f)
  Portfolio turnover (g)                               31.25%               55.80%          75.91%          51.61%          32.03%


                                                YEAR ENDED
                                               DECEMBER 31,
                                                   1997
                                              --------------
NET ASSET VALUE -
BEGINNING OF PERIOD                           $       11.04
                                              --------------
Investment Activities:
  Net investment income (loss)                         0.69
  Net realized and unrealized gains (losses)
    on investments                                     0.34
                                              --------------
      Total investment activities                      1.03
                                              --------------
Distributions:
  Net investment income                               (0.69)
  Net realized gains                                      -
                                              --------------
    Total distributions                               (0.69)
                                              --------------
NET ASSET VALUE - END OF PERIOD               $       11.38
                                              ==============
Total Return                                           9.67%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)          $     475,392
  Ratio of expenses to average net assets              0.53%
  Ratio of net investment income (loss)
    to average net assets                              6.19%
  Ratio of expenses to average net assets*               (f)
  Portfolio turnover (g)                              68.61%


                                               CLASS III SHARES
                                              ------------------
                                                 PERIOD ENDED
                                              JUNE 30, 2002 (b)
                                              ------------------
                                                 (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                           $           11.75
                                              ------------------
Investment Activities:
  Net investment income (loss)                             0.06   (c)
  Net realized and unrealized gains (losses)
    on investments                                         0.19
                                              ------------------
      Total investment activities                          0.25
                                              ------------------
Distributions:
  Net investment income                                   (0.14)
  Net realized gains                                      (0.01)
                                              ------------------
    Total distributions                                   (0.15)
                                              ------------------
NET ASSET VALUE - END OF PERIOD               $           11.85
                                              ==================
Total Return                                               2.12%  (d)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)          $              45
  Ratio of expenses to average net assets                  0.58%  (e)
  Ratio of net investment income (loss)
    to average net assets                                  4.82%  (e)
  Ratio of expenses to average net assets*                   (f)
  Portfolio turnover (g)                                  31.25%
-------------------------------------------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from May 20, 2002 (commencement of operations) through June 30, 2002.
(c)  Net investment income (loss) is based on average shares outstanding during the period.
(d)  Not annualized.
(e)  Annualized.
(f)  There were no fee reductions during the period.
(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See notes to financial statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                        FINANCIAL HIGHLIGHTS
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
================================================================================================================================


                                                                         GVIT SMALL COMPANY FUND
                                            ------------------------------------------------------------------------------------
                                                                             CLASS I SHARES
                                            ------------------------------------------------------------------------------------
                                              SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                             JUNE 30, 2002           2001 (a)          2000            1999            1998
                                            ---------------       --------------  --------------  --------------  --------------
                                              (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                         $        18.64        $       20.00   $       22.12   $       16.01   $       15.85
                                            ---------------       --------------  --------------  --------------  --------------
Investment Activities:
  Net investment income (loss)                       (0.03)                   -            0.02           (0.03)           0.03
  Net realized and unrealized
    gains (losses) on investments                    (0.78)               (1.34)           1.91            7.03            0.13
                                            ---------------       --------------  --------------  --------------  --------------
      Total investment activities                    (0.81)               (1.34)           1.93            7.00            0.16
                                            ---------------       --------------  --------------  --------------  --------------
Distributions:
  Net investment income                                  -                (0.02)          (0.01)              -               -
  Net realized gains                                     -                    -           (4.04)          (0.89)              -
                                            ---------------       --------------  --------------  --------------  --------------
  Total distributions                                    -                (0.02)          (4.05)          (0.89)              -
                                            ---------------       --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD             $        17.83        $       18.64   $       20.00   $       22.12   $       16.01
                                            ===============       ==============  ==============  ==============  ==============
Total Return                                        (4.35%)  (c)         (6.70%)           8.90%          44.02%           1.01%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)        $      708,355        $     743,468   $     790,607   $     542,537   $     406,569
  Ratio of expenses to average net assets             1.17%  (d)           1.20%           1.21%           1.15%           1.07%
  Ratio of net investment income (loss)
    to average net assets                           (0.32%)  (d)           0.02%           0.06%         (0.16%)           0.21%
  Portfolio turnover (e)                             48.58%              135.90%         163.66%         134.74%         141.27%


                                              YEAR ENDED
                                             DECEMBER 31,
                                            --------------
                                                 1997
                                            --------------
(Unaudited)
NET ASSET VALUE -
BEGINNING OF PERIOD                         $       13.89
                                            --------------
Investment Activities:
  Net investment income (loss)                       0.01
  Net realized and unrealized
    gains (losses) on investments                    2.40
                                            --------------
      Total investment activities                    2.41
                                            --------------
Distributions:
  Net investment income                                --
  Net realized gains                                (0.45)
                                            --------------
  Total distributions                               (0.45)
                                            --------------
NET ASSET VALUE - END OF PERIOD             $       15.85
                                            ==============
Total Return                                        17.35%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)        $     343,808
  Ratio of expenses to average net assets            1.11%
  Ratio of net investment income (loss)
    to average net assets                            0.05%
  Portfolio turnover (e)                           134.38%



                                             CLASS II SHARES
                                            ------------------
                                               PERIOD ENDED
                                            JUNE 30, 2002 (b)
                                            ------------------
                                               (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                         $           18.70
                                            ------------------
Investment Activities:
  Net investment income (loss)                          (0.01)
  Net realized and unrealized
    gains (losses) on investments                       (0.86)
                                            ------------------
      Total investment activities                       (0.87)
                                            ------------------
NET ASSET VALUE -
END OF PERIOD                               $           17.83
                                            ==================
Total Return                                           (4.65%)  (c)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)        $             721
  Ratio of expenses to average net assets                1.42%  (d)
  Ratio of net investment income (loss)
    to average net assets                              (0.43%)  (d)
  Portfolio turnover (e)                                48.58%
------------------------------------------------------------------------------------------------

(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from March 5, 2002 (commencement of operations) through June 30, 2002.
(c)  Not annualized.
(d)  Annualized.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See notes to financial statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                        FINANCIAL HIGHLIGHTS
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=================================================================================================================================


                                                                      GARTMORE GVIT MONEY MARKET FUND
                                             ------------------------------------------------------------------------------------
                                               SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002           2001 (a)          2000            1999            1998
                                             ---------------       --------------  --------------  --------------  --------------
                                               (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                          $         1.00        $        1.00   $        1.00   $        1.00   $        1.00
                                             ---------------       --------------  --------------  --------------  --------------
Investment Activities:
  Net investment income                                0.01                 0.04            0.06            0.05            0.05
                                             ---------------       --------------  --------------  --------------  --------------
    Total investment activities                        0.01                 0.04            0.06            0.05            0.05
                                             ---------------       --------------  --------------  --------------  --------------
Distributions:
  Net investment income                               (0.01)               (0.04)          (0.06)          (0.05)          (0.05)
                                             ---------------       --------------  --------------  --------------  --------------
    Total distributions                               (0.01)               (0.04)          (0.06)          (0.05)          (0.05)
                                             ---------------       --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                $         1.00        $        1.00   $        1.00   $        1.00   $        1.00
                                             ===============       ==============  ==============  ==============  ==============
Total Return                                           0.62%  (b)           3.60%           6.03%           4.81%           5.27%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $    2,705,192        $   2,869,354   $   1,982,922   $   2,127,500   $   1,373,334
  Ratio of expenses to average net assets              0.62%  (c)           0.55%           0.55%           0.54%           0.46%
  Ratio of net investment income to
    average net assets                                 1.24%  (c)           3.41%           5.87%           4.77%           5.15%
  Ratio of expenses to average net assets*             0.62%  (c)           0.61%           0.61%             (d)             (d)
---------------------------------------------------------------------------------------------------------------------------------


                                               YEAR ENDED
                                              DECEMBER 31,
                                                  1997
                                             --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                          $        1.00
                                             --------------
Investment Activities:
  Net investment income                               0.05
                                             --------------
    Total investment activities                       0.05
                                             --------------
Distributions:
  Net investment income                              (0.05)
                                             --------------
    Total distributions                              (0.05)
                                             --------------
NET ASSET VALUE -
END OF PERIOD                                $        1.00
                                             ==============
Total Return                                          5.26%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $     993,597
  Ratio of expenses to average net assets             0.51%
  Ratio of net investment income to
    average net assets                                5.16%
  Ratio of expenses to average net assets*              (d)
-----------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  Not annualized.
(c)  Annualized.
(d)  There were no fee reductions during the period.

See notes to financial statements.

                                GARTMORE VARIABLE INSURANCE TRUST
                                      FINANCIAL HIGHLIGHTS
                       SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
==================================================================================================


                                                                    GARTMORE GVIT
                                                                 MONEY MARKET FUND II
                                                         ------------------------------------
                                                           SIX MONTHS           PERIOD ENDED
                                                              ENDED             DECEMBER 31,
                                                          JUNE 30, 2002           2001 (a)
                                                         ---------------       --------------
                                                           (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                                      $         1.00        $        1.00
                                                         ---------------       --------------
Investment Activities:
  Net investment income                                               -                    -
                                                         ---------------       --------------
    Total investment activities                                       -                    -
                                                         ---------------       --------------
Distributions:
  Net investment income                                               -                    -
                                                         ---------------       --------------
    Total distributions                                               -                    -
                                                         ---------------       --------------
NET ASSET VALUE - END OF PERIOD                          $         1.00        $        1.00
                                                         ===============       ==============
Total Return                                                       0.38%  (b)           0.24%  (b)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)                     $       64,877        $      37,411
  Ratio of expenses to average net assets                          1.00%  (c)           1.30%  (c)
  Ratio of net investment income to average net assets             0.77%  (c)           0.93%  (c)
  Ratio of expenses to average net assets*                         1.00%  (c)           1.45%  (c)
--------------------------------------------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from October 2, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.

See notes to financial statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                 FINANCIAL HIGHLIGHTS - CLASS I SHARES
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
====================================================================================================================


                                                                  J.P. MORGAN GVIT BALANCED FUND
                                                --------------------------------------------------------------------
                                                  SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                 JUNE 30, 2002           2001 (a)          2000            1999
                                                ---------------       --------------  --------------  --------------
                                                  (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                             $         9.40        $       10.00   $       10.31   $       10.58
                                                ---------------       --------------  --------------  --------------
Investment Activities:
  Net investment income (loss)                            0.11                 0.22            0.28            0.37
  Net realized and unrealized
    gains (losses) on investments and futures            (0.90)               (0.60)          (0.30)          (0.28)
                                                ---------------       --------------  --------------  --------------
      Total investment activities                        (0.79)               (0.38)          (0.02)           0.09
                                                ---------------       --------------  --------------  --------------
Distributions:
  Net investment income                                  (0.10)               (0.22)          (0.29)          (0.36)
  Net realized gains                                         -                    -               -               -
                                                ---------------       --------------  --------------  --------------
      Total distributions                                (0.10)               (0.22)          (0.29)          (0.36)
                                                ---------------       --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                   $         8.51        $        9.40   $       10.00   $       10.31
                                                ===============       ==============  ==============  ==============
Total Return                                            (8.49%)  (c)         (3.77%)         (0.35%)           0.87%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)            $      149,357        $     149,875   $     112,577   $      78,157
  Ratio of expenses to average net assets                 0.98%  (d)           0.90%           0.90%           0.90%
  Ratio of net investment income (loss)
    to average net assets                                 2.27%  (d)           2.34%           2.86%           3.68%
  Ratio of expenses to average net assets*                0.99%  (d)           1.03%           1.07%           1.00%
  Portfolio turnover                                    128.54%              181.89%         252.43%         103.69%
--------------------------------------------------------------------------------------------------------------------


                                                  YEAR ENDED     PERIOD ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1998          1997 (b)
                                                --------------  --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                             $       10.10   $       10.00
                                                --------------  --------------
Investment Activities:
  Net investment income (loss)                           0.30            0.05
  Net realized and unrealized
    gains (losses) on investments and futures            0.51            0.10
                                                --------------  --------------
      Total investment activities                        0.81            0.15
                                                --------------  --------------
Distributions:
  Net investment income                                 (0.30)          (0.05)
  Net realized gains                                    (0.03)              -
                                                --------------  --------------
      Total distributions                               (0.33)          (0.05)
                                                --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                   $       10.58   $       10.10
                                                ==============  ==============
Total Return                                             8.07%           1.46%  (c)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)            $      40,885   $       1,866
  Ratio of expenses to average net assets                0.90%           0.90%  (d)
  Ratio of net investment income (loss)
    to average net assets                                3.81%           4.08%  (d)
  Ratio of expenses to average net assets*               0.96%           4.90%  (d)
  Portfolio turnover                                   137.35%           0.19%
-----------------------------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not annualized.
(d)  Annualized.

See notes to financial statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                 FINANCIAL HIGHLIGHTS - CLASS I SHARES
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=================================================================================================================================


                                                                        STRONG GVIT MID CAP GROWTH FUND
                                             ------------------------------------------------------------------------------------
                                               SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002           2001 (a)          2000            1999            1998
                                             ---------------       --------------  --------------  --------------  --------------
                                               (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                          $        11.59        $       16.63   $       20.44   $       11.70   $       10.21
                                             ---------------       --------------  --------------  --------------  --------------
Investment Activities:
  Net investment income (loss)                        (0.05)               (0.07)          (0.06)          (0.01)              -
  Net realized and unrealized
    gains (losses) on investments                     (2.70)               (4.97)          (2.92)           9.87            1.49
                                             ---------------       --------------  --------------  --------------  --------------
      Total investment activities                     (2.75)               (5.04)          (2.98)           9.86            1.49
                                             ---------------       --------------  --------------  --------------  --------------
Distributions:
  Net investment income                                   -                    -               -               -               -
  Net realized gains                                      -                    -           (0.83)          (1.12)              -
                                             ---------------       --------------  --------------  --------------  --------------
    Total distributions                                   -                    -           (0.83)          (1.12)              -
                                             ---------------       --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                $         8.84        $       11.59   $       16.63   $       20.44   $       11.70
                                             ===============       ==============  ==============  ==============  ==============
Total Return                                        (23.73%)  (c)        (30.31%)        (15.38%)          84.75%          14.59%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $      133,810        $     169,323   $     244,804   $      99,091   $      10,342
  Ratio of expenses to average net assets              1.14%  (d)           1.00%           1.00%           1.00%           1.00%
  Ratio of net investment income (loss)
    to average net assets                            (0.88%)  (d)         (0.54%)         (0.40%)         (0.15%)         (0.04%)
  Ratio of expenses to average net assets*             1.15%  (d)           1.18%           1.17%           1.23%           1.55%
  Portfolio turnover                                 230.61%              635.03%         632.95%         637.83%         369.83%
---------------------------------------------------------------------------------------------------------------------------------


                                              PERIOD ENDED
                                              DECEMBER 31,
                                                1997 (b)
                                             --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                          $       10.00
                                             --------------
Investment Activities:
  Net investment income (loss)                        0.01
  Net realized and unrealized
    gains (losses) on investments                     0.21
                                             --------------
      Total investment activities                     0.22
                                             --------------
Distributions:
  Net investment income                              (0.01)
  Net realized gains                                     -
                                             --------------
    Total distributions                              (0.01)
                                             --------------
NET ASSET VALUE -
END OF PERIOD                                $       10.21
                                             ==============
Total Return                                          2.20%  (c)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $       1,347
  Ratio of expenses to average net assets             1.00%  (d)
  Ratio of net investment income (loss)
    to average net assets                             0.68%  (d)
  Ratio of expenses to average net assets*            6.33%  (d)
  Portfolio turnover                                 27.32%
----------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not annualized.
(d)  Annualized.

See notes to financial statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                 FINANCIAL HIGHLIGHTS - CLASS I SHARES
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=================================================================================================================================


                                                                     NATIONWIDE GVIT STRATEGIC VALUE FUND
                                             ------------------------------------------------------------------------------------
                                               SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002           2001 (a)          2000            1999            1998
                                             ---------------       --------------  --------------  --------------  --------------
                                               (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                          $         9.65        $       10.04   $        9.41   $       10.12   $       10.15
                                             ---------------       --------------  --------------  --------------  --------------
Investment Activities:
  Net investment income (loss)                            -                 0.05            0.08            0.09            0.07
  Net realized and unrealized
    gains (losses) on investments                     (1.42)               (0.38)           0.63           (0.41)          (0.03)
                                             ---------------       --------------  --------------  --------------  --------------
      Total investment activities                     (1.42)               (0.33)           0.71           (0.32)           0.04
Distributions:
  Net investment income                                   -                (0.05)          (0.08)          (0.08)          (0.07)
  Net realized gains                                      -                (0.01)              -           (0.31)              -
                                             ---------------       --------------  --------------  --------------  --------------
      Total distributions                                 -                (0.06)          (0.08)          (0.39)          (0.07)
                                             ---------------       --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                $         8.23        $        9.65   $       10.04   $        9.41   $       10.12
                                             ===============       ==============  ==============  ==============  ==============
Total Return                                        (14.72%)  (c)         (3.26%)           7.61%         (3.07%)           0.39%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $       17,997        $      22,739   $      26,272   $      17,254   $      15,279
  Ratio of expenses to average net assets              1.00%  (d)           1.00%           1.00%           1.00%           1.00%
  Ratio of net investment income (loss)
    to average net assets                            (0.07%)  (d)           0.47%           0.90%           0.88%           0.86%
  Ratio of expenses to average net assets*             1.14%  (d)           1.24%           1.26%           1.22%           1.23%
  Portfolio turnover                                  46.76%              154.96%          78.80%         113.30%          68.65%


                                              PERIOD ENDED
                                              DECEMBER 31,
                                                1997 (b)
                                             --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                          $       10.00
                                             --------------
Investment Activities:
  Net investment income (loss)                        0.01
  Net realized and unrealized
    gains (losses) on investments                     0.15
                                             --------------
      Total investment activities                     0.16
Distributions:
  Net investment income                              (0.01)
  Net realized gains                                     -
                                             --------------
      Total distributions                            (0.01)
                                             --------------
NET ASSET VALUE -
END OF PERIOD                                $       10.15
                                             ==============
Total Return                                          1.63%  (c)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $       1,469
  Ratio of expenses to average net assets             1.00%  (d)
  Ratio of net investment income (loss)
    to average net assets                             0.96%  (d)
  Ratio of expenses to average net assets*            5.54%  (d)
  Portfolio turnover                                  5.38%

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not annualized.
(d)  Annualized.

See notes to financial statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                 FINANCIAL HIGHLIGHTS - CLASS I SHARES
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=================================================================================================================================


                                                                          COMSTOCK GVIT VALUE FUND
                                             ------------------------------------------------------------------------------------

                                               SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002           2001 (a)          2000            1999            1998
                                             ---------------       --------------  --------------  --------------  --------------
                                               (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                          $        10.38        $       11.99   $       13.53   $       11.47   $       10.16
                                             ---------------       --------------  --------------  --------------  --------------
Investment Activities:
  Net investment income (loss)                         0.07                 0.15            0.12            0.05            0.10
  Net realized and unrealized
    gains (losses) on investments                     (1.53)               (1.61)          (1.54)           2.06            1.44
                                             ---------------       --------------  --------------  --------------  --------------
    Total investment activities                       (1.46)               (1.46)          (1.42)           2.11            1.54
                                             ---------------       --------------  --------------  --------------  --------------
Distributions:
  Net investment income                               (0.07)               (0.15)          (0.12)          (0.04)          (0.10)
  Net realized gains                                      -                    -               -           (0.01)          (0.13)
                                             ---------------       --------------  --------------  --------------  --------------
    Total distributions                               (0.07)               (0.15)          (0.12)          (0.05)          (0.23)
                                             ---------------       --------------  --------------  --------------  --------------
NET ASSET VALUE -
END OF PERIOD                                $         8.85        $       10.38   $       11.99   $       13.53   $       11.47
                                             ===============       ==============  ==============  ==============  ==============
Total Return                                        (14.16%)  (c)        (12.15%)        (10.62%)          18.49%          15.13%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $       44,448        $      52,848   $      55,951   $      29,189   $      14,194
  Ratio of expenses to average net assets              1.04%  (d)           0.95%           0.95%           0.95%           0.95%
  Ratio of net investment income (loss)
    to average net assets                              1.29%  (d)           1.41%           0.96%           0.43%           1.11%
  Ratio of expenses to average net assets*             1.05%  (d)           1.09%           1.11%           1.09%           1.15%
  Portfolio turnover                                 139.69%              127.03%          72.32%          45.16%          49.12%
---------------------------------------------------------------------------------------------------------------------------------


                                              PERIOD ENDED
                                              DECEMBER 31,
                                                1997 (b)
                                             --------------

NET ASSET VALUE -
BEGINNING OF PERIOD                          $       10.00
                                             --------------
Investment Activities:
  Net investment income (loss)                        0.02
  Net realized and unrealized
    gains (losses) on investments                     0.16
                                             --------------
    Total investment activities                       0.18
                                             --------------
Distributions:
  Net investment income                              (0.02)
  Net realized gains                                     -
                                             --------------
    Total distributions                              (0.02)
                                             --------------
NET ASSET VALUE -
END OF PERIOD                                $       10.16
                                             ==============
Total Return                                          1.77%  (c)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $       1,610
  Ratio of expenses to average net assets             0.95%  (d)
  Ratio of net investment income (loss)
    to average net assets                             1.34%  (d)
  Ratio of expenses to average net assets*            5.63%  (d)
  Portfolio turnover                                 14.52%
----------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c)  Not annualized.
(d)  Annualized.

See notes to financial statements.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                 FINANCIAL HIGHLIGHTS - CLASS I SHARES
                          SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=============================================================================================================================

                                                                       FEDERATED GVIT HIGH INCOME BOND FUND
                                              -------------------------------------------------------------------------------
                                                SIX MONTHS       YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                   ENDED         DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                               JUNE 30, 2002        2001 (a)        2000            1999            1998
                                              ---------------    ------------  --------------  --------------  --------------
                                                (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                         $         7.44     $      7.89   $        9.52   $       10.04   $       10.12
                                              ---------------    ------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                          0.32            0.76            0.89            0.83            0.66
  Net realized and unrealized gains (losses)
    on investments                                     (0.33)          (0.45)          (1.62)          (0.52)          (0.08)
                                              ---------------    ------------  --------------  --------------  --------------
      Total investment activities                      (0.01)           0.31           (0.73)           0.31            0.58
                                              ---------------    ------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                (0.31)          (0.76)          (0.89)          (0.83)          (0.66)
  Tax return of capital                                    -               -           (0.01)              -               -
                                              ---------------    ------------  --------------  --------------  --------------
      Total distributions                              (0.31)          (0.76)          (0.90)          (0.83)          (0.66)
                                              ---------------    ------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                               $         7.12     $      7.44   $        7.89   $        9.52   $       10.04
                                              ===============    ============  ==============  ==============  ==============
Total Return                                          (0.30%)(c)       4.22%          (8.28%)          3.19%           5.80%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)          $      133,417     $   114,022   $      78,631   $      64,754   $      36,630
  Ratio of expenses to average net assets              0.96% (d)        0.95%          0.95%           0.95%           0.95%
  Ratio of net investment income (loss)
    to average net assets                              8.69% (d)        9.96%         10.44%           8.81%           7.88%
  Ratio of expenses to average net assets*             0.97% (d)        1.03%          1.12%           1.15%           1.12%
  Portfolio turnover                                  19.67%           31.64%         18.12%          22.04%          24.25%
-----------------------------------------------------------------------------------------------------------------------------

                                               PERIOD ENDED
                                               DECEMBER 31,
                                                 1997 (b)
                                              --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                         $       10.00
                                              --------------
Investment Activities:
  Net investment income (loss)                         0.11
  Net realized and unrealized gains (losses)
    on investments                                     0.12
                                              --------------
      Total investment activities                      0.23
                                              --------------
Distributions:
  Net investment income                               (0.11)
  Tax return of capital                                   -
                                              --------------
      Total distributions                             (0.11)
                                              --------------
NET ASSET VALUE -
  END OF PERIOD                               $       10.12
                                              ==============
Total Return                                          2.28% (c)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)          $       6,029
  Ratio of expenses to average net assets             0.95% (d)
  Ratio of net investment income (loss)
    to average net assets                             6.96% (d)
  Ratio of expenses to average net assets*            2.18% (d)
  Portfolio turnover                                  7.37%
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not  annualized.

(d)  Annualized.

See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST
                                     FINANCIAL HIGHLIGHTS - CLASS I SHARES
                             SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
===========================================================================================================================

                                                                        MAS  GVIT  MULTI  SECTOR  BOND  FUND
                                             -------------------------------------------------------------------------------
                                               SIX MONTHS         YEAR ENDED    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  ENDED          DECEMBER 31,  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002        2001 (a)        2000            1999            1998
                                             ---------------     -----------  --------------  --------------  --------------
                                               (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $         9.14      $     9.28   $        9.37   $        9.82   $       10.05
                                             ---------------     -----------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         0.24            0.54            0.61            0.61            0.48
  Net realized and unrealized
    gains (losses) on investments                     (0.05)          (0.16)          (0.10)          (0.47)          (0.22)
                                             ---------------     -----------  --------------  --------------  --------------
      Total investment activities                      0.19            0.38            0.51            0.14            0.26
                                             ---------------     -----------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                               (0.27)          (0.52)          (0.60)          (0.59)          (0.47)
  Net realized gains                                      -               -               -               -           (0.01)
  Tax return of capital                                   -               -               -               -           (0.01)
                                             ---------------     -----------  --------------  --------------  --------------
      Total distributions                             (0.27)          (0.52)          (0.60)          (0.59)          (0.49)
                                             ---------------     -----------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $         9.06      $     9.14   $        9.28   $        9.37   $        9.82
                                             ===============     ===========  ==============  ==============  ==============
Total Return                                          2.06% (c)       4.19%           5.65%           1.56%           2.60%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $      186,111      $  177,324   $     132,227   $      72,862   $      36,965
  Ratio of expenses to average net assets             1.01% (d)       0.90%           0.90%           0.90%           0.90%
  Ratio of net investment income (loss)
    to average net assets                             5.09% (d)       5.99%           7.07%           7.03%           6.42%
  Ratio of expenses to average net assets*            1.01% (d)       1.04%           1.09%           1.02%           0.96%
  Portfolio turnover                                 201.99%         340.49%        399.03%         242.89%         287.69%
----------------------------------------------------------------------------------------------------------------------------

                                              PERIOD ENDED
                                              DECEMBER 31,
                                                1997 (b)
                                              -------------

NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       10.00
                                             --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.05
  Net realized and unrealized
    gains (losses) on investments                     0.05
                                             --------------
      Total investment activities                     0.10
                                             --------------
DISTRIBUTIONS:
  Net investment income                              (0.05)
  Net realized gains                                     -
  Tax return of capital                                  -
                                             --------------
      Total distributions                            (0.05)
                                             --------------
NET ASSET VALUE -
  END OF PERIOD                              $       10.05
                                             ==============
Total Return                                         1.04% (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $       2,032
  Ratio of expenses to average net assets            0.90% (d)
  Ratio of net investment income (loss)
    to average net assets                            4.77% (d)
  Ratio of expenses to average net assets*           4.41% (d)
  Portfolio turnover                                 48.90
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c)  Not  annualized.

(d)  Annualized.

See  notes  to  financial  statements.

                                      GARTMORE VARIABLE INSURANCE TRUST
                                            FINANCIAL HIGHLIGHTS
                                SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
============================================================================================================================

                                                                             GVIT  SMALL  CAP  VALUE  FUND
                                             -------------------------------------------------------------------------------
                                                                                     CLASS  I  SHARES
                                             -------------------------------------------------------------------------------
                                               SIX MONTHS         YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  ENDED          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002        2001 (a)         2000            1999            1998
                                             ---------------     ------------  --------------  --------------  --------------
                                               (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        10.36      $      8.70   $        9.72   $        9.49   $        9.79
                                             ---------------     ------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                            -                -           (0.02)          (0.02)          (0.01)
  Net realized and unrealized
  gains (losses) on investments                       (1.28)            2.44            1.06            2.38           (0.29)
                                             ---------------    ------------   --------------  --------------  --------------
      Total investment activities                     (1.28)            2.44            1.04            2.36           (0.30)
                                             ---------------    ------------   --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                                   -                -               -               -               -
  Net realized gains                                  (0.21)           (0.78)          (2.06)          (2.13)              -
                                             ---------------     ------------  --------------  --------------  --------------
      Total distributions                             (0.21)           (0.78)          (2.06)          (2.13)              -
                                             ---------------     ------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD              $         8.87      $     10.36   $        8.70   $        9.72   $        9.49
                                             ===============     ============  ==============  ==============  ==============
Total Return                                        (12.35%)(f)        28.28%          11.20%          27.84%          (3.06%)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $      658,127      $   697,860   $     280,110   $     131,929   $      50,439
  Ratio of expenses to average net assets             1.10% (g)         1.05%           1.05%           1.05%           1.05%
  Ratio of net investment income (loss)
    to average net assets                            (0.07%)(g)         0.04%         (0.31%)          (0.28%)         (0.21%)
  Ratio of expenses to average net assets*            1.10% (g)         1.15%          1.20%            1.27%           1.33%
  Portfolio turnover (i)                             67.78%           164.87%        181.85%          270.26%         283.65%


                                              PERIOD ENDED
                                              DECEMBER 31,
                                                1997 (b)
                                             --------------

NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       10.00
                                             --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.01
  Net realized and unrealized
  gains (losses) on investments                      (0.17)
                                             --------------
      Total investment activities                    (0.16)
                                             --------------
DISTRIBUTIONS:
  Net investment income                              (0.01)
  Net realized gains                                 (0.04)
                                             --------------
      Total distributions                            (0.05)
                                             --------------
NET ASSET VALUE - END OF PERIOD              $        9.79
                                             ==============
Total Return                                         (1.61%)(f)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $       2,069
  Ratio of expenses to average net assets             1.05% (g)
  Ratio of net investment income (loss)
    to average net assets                             0.50% (g)
  Ratio of expenses to average net assets*            6.31% (g)
  Portfolio turnover (i)                              8.38%


                                              CLASS II SHARES        CLASS III SHARES
                                             -----------------      ------------------
                                               PERIOD ENDED            PERIOD ENDED
                                                 JUNE 30,                JUNE 30,
                                                 2002 (c)                2002 (d)
                                             -----------------      ------------------
                                                (UNAUDITED)            (UNAUDITED)
                                             -----------------      ------------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $          10.26       $         10.48
                                             -----------------      ----------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                           0.01 (e)                - (e)
  Net realized and unrealized
     gains (losses) on investments                      (1.19)               (1.39)
                                             -----------------     ----------------
      Total investment activities                       (1.18)               (1.39)
                                             -----------------     ----------------
DISTRIBUTIONS:
  Net realized gains                                    (0.21)               (0.21)
                                             -----------------     ----------------
      Total distributions                               (0.21)               (0.21)
                                             -----------------     ----------------
Net increase (decrease) in net asset value              (1.39)               (1.60)
                                             -----------------    ----------------
NET ASSET VALUE - END OF PERIOD              $           8.87     $          8.88
                                             =================    ================
Total Return                                          (11.49%)(f)          (13.26%)(f)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $            252      $            3
  Ratio of expenses to average net assets               1.21% (g)            0.91% (g)
  Ratio of net investment income (loss)
    to average net assets                               0.49% (g)            0.22% (g)
  Ratio of expenses to average net assets*              (h)                  (h)
  Portfolio turnover (i)                               67.78%               67.78%
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c) For the period from May 6, 2002 (commencement of operations) through June 30, 2002.
(d) For the period from May 3, 2002 (commencement of operations) through June 30, 2002.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f)  Not  annualized.
(g)  Annualized.
(h)  There  were  no  fee  reduction  during  the  period.
(i) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See notes to financial statements.

                                     GARTMORE VARIABLE INSURANCE TRUST
                                           FINANCIAL HIGHLIGHTS
                            SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=======================================================================================================================

                                                                 GVIT  SMALL  CAP  GROWTH  FUND
                                             --------------------------------------------------------------------------
                                                                         CLASS  I  SHARES
                                             --------------------------------------------------------------------------
                                               SIX MONTHS            YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                  ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002           2001 (a)          2000          1999 (b)
                                             ---------------       --------------  --------------  --------------------
                                               (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        14.48        $       16.24   $       19.69   $       10.00
                                             ---------------       --------------  --------------  --------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        (0.06)               (0.07)          (0.02)          (0.01)
  Net realized and unrealized
    gains (losses) on investments                     (2.76)               (1.69)          (3.10)          10.48
                                             ---------------       --------------  --------------  --------------------
      Total investment activities                     (2.82)               (1.76)          (3.12)          10.47
                                             ---------------       --------------  --------------  --------------------
DISTRIBUTIONS:
  Net realized gains                                      -                    -           (0.33)          (0.78)
                                             ---------------       --------------  --------------  --------------------
      Total distributions                                 -                    -           (0.33)          (0.78)
                                             ---------------       --------------  --------------  --------------------
NET ASSET VALUE - END OF PERIOD              $        11.66        $       14.48   $       16.24   $       19.69
                                             ===============       ==============  ==============  ====================
Total Return                                        (19.48%)  (e)        (10.84%)        (16.17%)         105.01%  (e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $      120,589        $     143,982   $      93,891   $      19,541
  Ratio of expenses to average net assets              1.34%  (f)          1.30%           1.30%           1.30%   (f)
  Ratio of net investment income (loss)
    to average net assets                            (1.00%)  (f)         (0.65%)         (0.22%)         (0.24%)  (f)
  Ratio of expenses to average net assets*             1.35%  (f)          1.43%           1.60%           3.40%   (f)
  Portfolio turnover (h)                             107.12%             124.61%         182.48%         130.98%


                                             CLASS II SHARES
                                             ---------------
                                              PERIOD ENDED
                                                JUNE 30,
                                                2002 (C)
                                             ---------------
                                              (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                          $       13.59
                                             ---------------
Investment Activities:
  Net investment income (loss)                       (0.05)  (d)
  Net realized and unrealized
    gains (losses) on investments                    (1.90)
                                             ---------------
      Total investment activities                    (1.95)
                                             ---------------
Distributions:
  Net realized gains                                     -
                                             ---------------
      Total distributions                                -
                                             ---------------
NET ASSET VALUE - END OF PERIOD              $       11.64
                                             ===============
Total Return                                       (14.35%)  (e)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $         435
  Ratio of expenses to average net assets             1.62%  (f)
  Ratio of net investment income (loss)
    to average net assets                            (1.30%) (f)
  Ratio of expenses to average net assets*            (g)
  Portfolio turnover (h)                            107.12%
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from May 1, 1999 (commencement of operations) through December 31, 1999.

(c) For the period from March 7, 2002 (commencement of operations) through June 30, 2002.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e)  Not  annualized.

(f)  Annualized.

(g)  There  were  no  fee  reductions  during  the  period.

(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See  notes  to  financial  statements.

                                            GARTMORE VARIABLE INSURANCE TRUST
                                                 FINANCIAL HIGHLIGHTS
                                   SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=================================================================================================================================

                                                                      GARTMORE  GVIT  WORLDWIDE  LEADERS  FUND
                                             ------------------------------------------------------------------------------------
                                               SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002           2001 (A)          2000            1999            1998
                                             ---------------       --------------  --------------  --------------  --------------
                                               (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $         9.28        $       11.65   $       13.89   $       11.75   $       10.10
                                             ---------------       --------------  --------------  --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                         0.02   (c)           0.07            0.13            0.07            0.11
  Net realized and unrealized
    gains (losses) on investments                     (0.54)               (2.26)          (1.81)           2.60            1.81
                                             ---------------       --------------  --------------  --------------  --------------
      Total investment activities                     (0.52)               (2.19)          (1.68)           2.67            1.92
                                             ---------------       --------------  --------------  --------------  --------------
DISTRIBUTIONS:
  Net investment income                               (0.10)               (0.18)          (0.11)          (0.05)          (0.19)
  Net realized gains                                      -                    -           (0.44)          (0.48)          (0.08)
  Tax return of capital                                   -                    -           (0.01)              -               -
                                             ---------------       --------------  --------------  --------------  --------------
      Total distributions                             (0.10)               (0.18)          (0.56)          (0.53)          (0.27)
                                             ---------------       --------------  --------------  --------------  --------------
NET ASSET VALUE -
  END OF PERIOD                              $         8.66        $        9.28   $       11.65   $       13.89   $       11.75
                                             ===============       ==============  ==============  ==============  ==============
Total Return                                         (5.67%)  (d)        (18.81%)        (12.32%)          22.92%          19.14%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $       41,332        $      70,469   $      81,359   $      60,840   $      21,527
  Ratio of expenses to average net assets              1.29%  (e)           1.20%           1.20%           1.20%           1.20%
  Ratio of net investment income (loss)
    to average net assets                              0.44%  (e)           0.66%           1.01%           0.31%           0.66%
  Ratio of expenses to average net assets*             1.30%  (e)           1.30%           1.42%           1.54%           1.46%
  Portfolio turnover                                 262.83%              128.06%         184.98%          79.22%          59.01%


                                              PERIOD ENDED
                                              DECEMBER 31,
                                                1997 (b)
                                             --------------

NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       10.00
                                             --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.02
  Net realized and unrealized
    gains (losses) on investments                     0.10
                                             --------------
      Total investment activities                     0.12
                                             --------------
DISTRIBUTIONS:
  Net investment income                              (0.02)
  Net realized gains                                     -
  Tax return of capital                                  -
                                             --------------
      Total distributions                            (0.02)
                                             --------------
NET ASSET VALUE -
  END OF PERIOD                              $       10.10
                                             ==============
Total Return                                          1.18%  (d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $       5,566
  Ratio of expenses to average net assets             1.20%  (e)
  Ratio of net investment income (loss)
    to average net assets                             1.00%  (e)
  Ratio of expenses to average net assets*            2.84%  (e)
  Portfolio turnover                                  9.32%
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.

(c) Net investment income (loss) is based on average shares outstanding during the period.

(d)  Not  annualized.

(e)  Annualized.

See  notes  to  financial  statements.

                                              GARTMORE VARIABLE INSURANCE TRUST
                                                    FINANCIAL HIGHLIGHTS
                                     SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
=================================================================================================================================

                                                                          DREYFUS  GVIT  MID  CAP  INDEX  FUND
                                             ------------------------------------------------------------------------------------
                                                                                      CLASS  I  SHARES
                                             ------------------------------------------------------------------------------------
                                               SIX MONTHS            YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                  ENDED             DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              JUNE 30, 2002           2001 (a)          2000            1999            1998
                                             ---------------       --------------  --------------  --------------  --------------
                                                (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $        13.17        $       13.55   $       12.32   $       10.92   $        9.94
                                             ---------------       --------------  --------------  --------------  --------------
Investment Activities:
  Net investment income (loss)                         0.02                 0.07            0.07            0.05            0.09
  Net realized and unrealized gains
    (losses) on investments                           (0.51)               (0.25)           1.79            2.21            0.98
                                             ---------------       --------------  --------------  --------------  --------------
      Total investment activities                     (0.49)               (0.18)           1.86            2.26            1.07
                                             ---------------       --------------  --------------  --------------  --------------
Distributions:
  Net investment income                               (0.02)               (0.07)          (0.09)          (0.03)          (0.08)
  Net realized gains                                  (0.04)               (0.13)          (0.54)          (0.83)              -
  Tax return of capital                                   -                    -               -               -           (0.01)
                                             ---------------       --------------  --------------  --------------  --------------
      Total distributions                             (0.06)               (0.20)          (0.63)          (0.86)          (0.09)
                                             ---------------       --------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD              $        12.62        $       13.17   $       13.55   $       12.32   $       10.92
                                             ===============       ==============  ==============  ==============  ==============
Total Return                                         (3.70%)  (e)         (1.30%)          15.21%          20.92%          10.81%
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $      328,246        $     257,623   $     145,350   $      20,259   $      10,849
  Ratio of expenses to average net assets              0.73%  (f)           0.65%           0.65%           1.03%           1.20%
  Ratio of net investment income (loss)
    to average net assets                              0.30%  (f)           0.53%           0.68%           0.56%           0.79%
  Ratio of expenses to average net assets*             0.74%  (f)           0.78%           0.90%           1.74%           1.54%
  Portfolio turnover (h)                              12.85%               28.43%          83.45%         275.04%         119.37%

                                              PERIOD ENDED
                                              DECEMBER 31,
                                                1997 (b)
                                             --------------

NET ASSET VALUE -
  BEGINNING OF PERIOD                        $       10.00
                                             --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                        0.02
  Net realized and unrealized gains
    (losses) on investments                          (0.06)
                                             --------------
      Total investment activities                    (0.04)
                                             --------------
DISTRIBUTIONS:
  Net investment income                              (0.02)
  Net realized gains                                     -
  Tax return of capital                                  -
                                             --------------
      Total distributions                            (0.02)
                                             --------------
NET ASSET VALUE - END OF PERIOD              $        9.94
                                             ==============
Total Return                                        (0.36%)   (e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $       3,214
  Ratio of expenses to average net assets             1.20%   (f)
  Ratio of net investment income (loss)
    to average net assets                             1.55%   (f)
  Ratio of expenses to average net assets*            3.31%   (f)
  Portfolio turnover (h)                              7.81%



                                              CLASS II SHARES
                                             -----------------
                                                PERIOD ENDED
                                             JUNE 30, 2002 (c)
                                             -----------------
                                                (UNAUDITED)
                                             ------------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                        $           13.64
                                             ------------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                               - (d)
  Net realized and unrealized
    gains (losses) on investments                        (0.98)
                                             ------------------
      Total investment activities                        (0.98)
                                             ------------------
DISTRIBUTIONS:
  Net investment income                                  (0.01)
  Net realized gains                                     (0.04)
                                             ------------------
      Total distributions                                (0.05)
                                             ------------------
NET ASSET VALUE - END OF PERIOD              $           12.61
                                             ==================
Total Return                                            (7.14%)(e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)         $             129
  Ratio of expenses to average net assets                 0.84%(f)
  Ratio of net investment income (loss)
    to average net assets                                 0.00%  (f)
  Ratio of expenses to average net assets*                  (g)
  Portfolio turnover (h)                                 12.85%
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b) For the period from October 31, 1997 (commencement of operations) through December 31, 1997.
(c) For the period from May 6, 2002 (commencement of operations) through June 30, 2002.
(d) Net investment income (loss) is based on average shares outstanding during the period.
(e)  Not  annualized.
(f)  Annualized.
(g)  There  were  no  fee  reductions  during  the  period.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
See  notes  to  financial  statements.

                                       GARTMORE VARIABLE INSURANCE TRUST
                                            FINANCIAL HIGHLIGHTS
                             SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
==========================================================================================================================

                                                                              TURNER  GVIT  GROWTH  FOCUS  FUND
                                                                ---------------------------------------------------
                                                                                      CLASS  I  SHARES
                                                                ---------------------------------------------------
                                                                  SIX MONTHS            YEAR ENDED     PERIOD ENDED
                                                                     ENDED             DECEMBER 31,    DECEMBER 31,
                                                                 JUNE 30, 2002           2001 (a)        2000 (b)
                                                                ---------------       --------------  -------------
                                                                  (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                                           $         3.64        $        5.97   $       10.00
                                                                ---------------       --------------  -------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                           (0.01)               (0.02)          (0.01)
  Net realized and unrealized gains (losses) on investments              (1.27)               (2.31)          (4.02)
                                                                ---------------       --------------  -------------
      Total investment activities                                        (1.28)               (2.33)          (4.03)
                                                                ---------------       --------------  -------------
NET ASSET VALUE - END OF PERIOD                                 $         2.36        $        3.64   $        5.97
                                                                ===============       ==============  =============
Total Return                                                           (35.16%)  (e)        (39.03%)        (40.30%) (e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $        6,685        $      13,044   $       5,530
  Ratio of expenses to average net assets                                 1.05%  (f)           1.33%           1.35% (f)
  Ratio of net investment income (loss) to average net assets           (0.62%)  (f)         (0.77%)         (0.55%) (f)
  Ratio of expenses to average net assets*                                1.05%  (f)           1.97%           5.03% (f)
  Portfolio turnover (h)                                                526.63%             1256.23%         867.40%


                                                              CLASS  III  SHARES
                                                              ------------------
                                                                 PERIOD ENDED
                                                                   JUNE 30,
                                                                   2002 (c)
                                                                -------------
                                                                  (UNAUDITED)

NET ASSET VALUE -
  BEGINNING OF PERIOD                                           $        2.73
                                                                -------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                              -   (d)
  Net realized and unrealized gains (losses) on investments             (0.37)
                                                                -------------
      Total investment activities                                       (0.37)
                                                                -------------
NET ASSET VALUE - END OF PERIOD                                 $        2.36
                                                                =============
Total Return                                                          (13.55%)  (e)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $         318
  Ratio of expenses to average net assets                                0.89%  (f)
  Ratio of net investment income (loss) to average net assets          (0.17%)  (f)
  Ratio of expenses to average net assets*                             (g)
  Portfolio turnover (h)                                               526.63%
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.

(c) For the period from May 2, 2002 (commencement of operations) through June 30, 2002.

(d) Net investment income (loss) is based on average shares outstanding during the period.

(e)  Not  annualized.

(f)  Annualized.

(g)  There  were  no  fee  reductions  during  the  period.

(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See  notes  to  financial  statements.

                                        GARTMORE VARIABLE INSURANCE TRUST
                                      FINANCIAL HIGHLIGHTS - CLASS I SHARES
                               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
====================================================================================================================

                                                                       GARTMORE  GVIT  MILLENNIUM  GROWTH  FUND
                                                                ----------------------------------------------------
                                                                  SIX MONTHS            YEAR ENDED     PERIOD ENDED
                                                                     ENDED             DECEMBER 31,    DECEMBER 31,
                                                                 JUNE 30, 2002           2001 (a)        2000 (b)
                                                                ---------------       --------------  --------------
                                                                  (UNAUDITED)

NET ASSET VALUE - BEGINNING OF PERIOD                           $         4.43        $        7.36   $       10.00
                                                                ---------------       --------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                           (0.02)               (0.04)          (0.05)
  Net realized and unrealized gains (losses) on investments              (0.76)               (2.89)          (2.59)
                                                                ---------------       --------------  --------------
      Total investment activities                                        (0.78)               (2.93)          (2.64)
                                                                ---------------       --------------  --------------
NET ASSET VALUE - END OF PERIOD                                 $         3.65        $        4.43   $        7.36
                                                                ===============       ==============  ==============
Total Return                                                           (17.61%)  (c)        (39.89%)        (26.30%)  (c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $        1,826        $       2,217   $       3,682
  Ratio of expenses to average net assets                                 1.40%  (d)           1.40%           1.40%  (d)
  Ratio of net investment income (loss) to average net assets           (1.12%)  (d)         (0.85%)         (1.06%)  (d)
  Ratio of expenses to average net assets*                                1.52%  (d)           4.98%           3.76%  (d)
  Portfolio turnover                                                    244.82%              666.79%         215.10%
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.

(c)  Not  annualized.

(d)  Annualized.

See  notes  to  financial  statements.

                                        GARTMORE VARIABLE INSURANCE TRUST
                                              FINANCIAL HIGHLIGHTS
                               SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
======================================================================================================================

                                                               GARTMORE GVIT GLOBAL TECHNOLOGY AND COMMUNICATIONS FUND
                                                               -------------------------------------------------------
                                                                                    CLASS  I  SHARES
                                                               -------------------------------------------------------
                                                                  SIX MONTHS              YEAR ENDED     PERIOD ENDED
                                                                     ENDED               DECEMBER 31,    DECEMBER 31,
                                                                 JUNE 30, 2002             2001 (a)        2000 (b)
                                                                ---------------         --------------  --------------
                                                                  (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD                           $         4.21          $        7.35   $       10.00
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                           (0.02)                 (0.03)          (0.01)
  Net realized and unrealized gains (losses) on investments              (1.33)                 (3.11)          (2.48)
      Total investment activities                                        (1.35)                 (3.14)          (2.49)
DISTRIBUTIONS:
  Net investment income                                                  (0.02)                     -               -
  Net realized gains                                                         -                      -           (0.16)
      Total distributions                                                (0.02)                     -           (0.16)
NET ASSET VALUE - END OF PERIOD                                 $         2.84          $        4.21   $        7.35
Total Return                                                           (32.01%)  (d,h)        (42.72%)        (24.96%)  (d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $       10,387          $      15,585   $      12,127
  Ratio of expenses to average net assets                                 1.27%    (e)           1.35%           1.35%  (e)
  Ratio of net investment income (loss) to average net assets           (1.02%)    (e)         (0.88%)         (0.44%)  (e)
  Ratio of expenses to average net assets*                                1.28%    (e)           2.02%           2.57%  (e)
  Portfolio turnover (g)                                                535.85%                894.05%         305.36%


                                                             CLASS  III  SHARES
                                                             ------------------
                                                                 PERIOD ENDED
                                                                   JUNE 30,
                                                                   2002 (c)
                                                                -------------
                                                                 (UNAUDITED)


NET ASSET VALUE - BEGINNING OF PERIOD                           $        3.29
Investment Activities:
  Net investment income (loss)                                          (0.01)
  Net realized and unrealized gains (losses) on investments             (0.41)
      Total investment activities                                       (0.42)
Distributions:
  Net investment income                                                 (0.02)
  Net realized gains                                                        -
      Total distributions                                               (0.02)
NET ASSET VALUE - END OF PERIOD                                 $        2.85
Total Return                                                          (12.65%) (d,h)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)                            $       1,021
  Ratio of expenses to average net assets                                1.17% (e)
  Ratio of net investment income (loss) to average net assets          (0.86%) (e)
  Ratio of expenses to average net assets*                                 (f)
  Portfolio turnover (g)                                               535.85%
--------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(a) The existing shares of the Fund were designated Class I shares as of May 1, 2001.

(b) For the period from June 30, 2000 (commencement of operations) through December 31, 2000.

(c) For the period from May 2, 2002 (commencement of operations) through June 30, 2002.

(d)  Not  annualized.

(e)  Annualized.

(f)  There  were  no  fee  reductions  during  the  period.

(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(h) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total return by 0.95% for Class I shares and 0.61% for Class III shares.

See  notes  to  financial  statements.

                                             GARTMORE  VARIABLE  INSURANCE  TRUST
                                                    FINANCIAL  HIGHLIGHTS
                                  SELECTED  DATA  FOR  EACH  SHARE  OF  CAPITAL  OUTSTANDING
=============================================================================================================================

                                                                  Gartmore GVIT Global Health Sciences Fund
                                              -------------------------------------------------------------------------------
                                                             CLASS I SHARES                          CLASS III SHARES
                                              ----------------------------------------------  -------------------------------
                                               Period Ended    Period Ended    Period Ended     Six Months      Period Ended
                                                 June 30,      December 27,    December 31,        Ended        December 31,
                                                 2002 (a)      2001 (b)(c)       2000 (d)      June 30, 2002      2001 (c)
                                              --------------  --------------  --------------  ---------------  --------------
                                               (Unaudited)                                      (Unaudited)
NET ASSET VALUE - BEGINNING OF PERIOD         $    9.51       $    9.83       $   10.00       $    10.14       $   10.17
                                              --------------  --------------  --------------  ---------------  --------------
Investment Activities:
  Net investment income (loss)                    (0.01) (e)      (0.03)              -            (0.03)              -
  Net realized and unrealized gains (losses)
    on investments                                (0.77)           0.39           (0.17)           (1.37)          (0.03)
                                              --------------  --------------  --------------  ---------------  --------------
      Total investment activities                 (0.78)           0.36           (0.17)           (1.40)          (0.03)
                                              --------------  --------------  --------------  ---------------  --------------
Distributions:
  Net investment income                               -           (0.02)              -                -               -
                                              --------------  --------------  --------------  ---------------  --------------
      Total distributions                             -           (0.02)              -                -               -
                                              --------------  --------------  --------------  ---------------  --------------
NET ASSET VALUE - END OF PERIOD               $    8.73       $   10.17       $    9.83       $     8.74       $   10.14
                                              ==============  ==============  ==============  ===============  ==============
Total Return                                      (8.20%)(f)       3.67% (f)      (1.70%)(f)      (13.81%)(f)      (0.30%)(f)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)          $   13          $   2,549       $   2,458       $    4,356       $   2,540
  Ratio of expenses to average net assets          1.17% (g)       1.24% (g)       1.00% (g)        1.26% (g)       1.35% (g)
  Ratio of net investment income (loss)
    to average net assets                         (0.85%)(g)      (0.32%)(g)      (1.00%)(g)       (0.90%)(g)      (1.13%)(g)
  Ratio of expenses to average net assets*               (h)       5.51% (g)      28.69% (g)        1.27% (g)       1.35% (g)
  Portfolio turnover (i)                         528.04%         892.96%           0.00%          528.04          892.96%

-----------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from May 6, 2002 (recommencement of operations) through June 30, 2002.
(b)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(c)  Class I shares were exchanged into Class III shares effective December 28, 2001.
(d)  For the period from December 29, 2000 (commencement of operations) through December 31, 2000.
(e)  Net investment income (loss) is based on average shares outstanding during the period.
(f)  Not annualized.
(g)  Annualized.
(h)  There were no fee reductions during the period.
(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See notes to financial statements.

                                       GARTMORE VARIABLE INSURANCE TRUST
                                              FINANCIAL HIGHLIGHTS
                              SELECTED DATA FOR EACH SHARE OF CAPITAL OUTSTANDING
===================================================================================================================

                                                                       GARTMORE GVIT NATIONWIDE LEADERS FUND
                                                                ---------------------------------------------------
                                                                Class I Shares            Class III Shares
                                                                --------------    ---------------------------------
                                                                 Period Ended       Six Months        Period Ended
                                                                   June 30,            Ended          December 31,
                                                                   2002 (a)        June 30, 2002        2001 (b)
                                                                --------------    ---------------    --------------
                                                                  (UNAUDITED)       (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD                           $       11.20     $        10.08     $       10.00
                                                                --------------    ---------------    --------------
Investment Activities:
  Net investment income (loss)                                           0.01               0.02                 -
  Net realized and unrealized gains (losses) on investments             (0.29)              0.83              0.08
                                                                --------------    ---------------    --------------
      Total investment activities                                       (0.28)              0.85              0.08
                                                                --------------    ---------------    --------------
Distributions:
  Net investment income                                                     -              (0.02)                -
                                                                --------------    ---------------    --------------
      Total distributions                                                   -              (0.02)                -
                                                                --------------    ---------------    --------------
NET ASSET VALUE - END OF PERIOD                                 $       10.92     $        10.91     $       10.08
                                                                ==============    ===============    ==============
Total Return                                                           (2.50%)(c)           8.38%(c)          0.80%(c)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)                            $         123     $        8,071      $       1,008
  Ratio of expenses to average net assets                               1.06% (d)           1.14%(d)          1.25% (d)
  Ratio of net investment income (loss) to average net assets           0.65% (d)           0.44%(d)         (0.16%)(d)
  Ratio of expenses to average net assets*                                 (e)              1.14%(d)         20.55% (d)
  Portfolio turnover (f)                                                25.01%             25.01%             0.00%

-----------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from May 9, 2002 (recommencement of operations) through June 30, 2002.
(b)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
     Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the
     effective date, the net asset value was $10.08 per shares which resulted in a return of 0.00% for the period.
(c)  Not annualized.
(d)  Annualized.
(e)  There were no fee reductions during the period.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See notes to financial statements.

                                             GARTMORE  VARIABLE  INSURANCE  TRUST
                                                     FINANCIAL  HIGHLIGHTS
                                  SELECTED  DATA  FOR  EACH  SHARE  OF  CAPITAL  OUTSTANDING
================================================================================================================================

                                                                       Gartmore GVIT Emerging Markets Fund
                                              ----------------------------------------------------------------------------------
                                                               Class I Shares                  Class II Shares  Class III Shares
                                              ------------------------------------------------  --------------------------------
                                                 Six Months       Year Ended     Period Ended    Period Ended     Period Ended
                                               Ended June 30,    December 31,    December 31,      June 30,         June 30,
                                                    2002           2001 (a)        2000 (b)        2002 (c)         2002 (d)
                                              ----------------  --------------  --------------  --------------  ----------------
                                                 (UNAUDITED)                                      (UNAUDITED)     (UNAUDITED)

NET ASSET VALUE - BEGINNING OF PERIOD         $      7.08       $        7.51   $   10.00       $    7.71       $      7.90
                                              ----------------  --------------  --------------  --------------  ----------------
Investment Activities:
  Net investment income (loss)                       0.03                0.06           -            0.02(e)           0.01
  Net realized and unrealized gains (losses)
    on investments                                  (0.21)              (0.45)      (2.48)          (0.83)            (1.00)
                                              ----------------  --------------  --------------  --------------  ----------------
      Total investment activities                   (0.18)              (0.39)      (2.48)          (0.81)            (0.99)
                                              ----------------  --------------  --------------  --------------  ----------------
Distributions:
  Net investment income                                 -               (0.04)      (0.01)              -             (0.01)
                                              ----------------  --------------  --------------  --------------  ----------------
      Total distributions                               -               (0.04)      (0.01)              -             (0.01)
                                              ----------------  --------------  --------------  --------------  ----------------
NET ASSET VALUE - END OF PERIOD               $      6.90       $        7.08   $    7.51       $    6.90       $      6.90
                                              ================  ==============  ==============  ==============  ================
Total Return                                        (2.49%)(f)         (5.18%)     (24.83%)(f)     (10.49%)(f)       (12.57%)(f)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)          $    21,938       $      15,974   $   3,991       $     317       $     5,129
  Ratio of expenses to average net assets            1.42% (g)           1.70%       1.75% (g)       1.70% (g)         1.31% (g)
  Ratio of net investment income (loss)
    to average net assets                            0.80% (g)           0.57%      (0.21%)(g)       0.76% (g)         1.05% (g)
  Ratio of expenses to average net assets*             (h)               2.39%       4.09% (g)         (h)               (h)
  Portfolio turnover (i)                           132.85%             140.18%      43.33%             132.85%       132.85%

------------------------------------------------------------------------------------------------------------------------------

*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from August 30, 2000 (commencement of operations) through December 31, 2000.
(c)  For the period from March 4, 2002 (commencement of operations) through June 30, 2002.
(d)  For the period from May 2, 2002 (commencement of operations) through June 30, 2002.
(e)  Net investment income (loss) is based on average shares outstanding during the period.
(f)  Not annualized.
(g)  Annualized.
(h)  There were no fee reductions during the period.
(i)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


See notes to financial statements.

                                              GARTMORE  VARIABLE  INSURANCE  TRUST
                                                     FINANCIAL  HIGHLIGHTS
                                   SELECTED  DATA  FOR  EACH  SHARE  OF  CAPITAL  OUTSTANDING
================================================================================================================================

                                                                          GARTMORE GVIT INTERNATIONAL GROWTH FUND
                                                                ---------------------------------------------------------------
                                                                                CLASS I SHARES                  CLASS III SHARES
                                                                -----------------------------------------------  --------------
                                                                  Six Months       Year Ended     Period Ended    Period Ended
                                                                     Ended        December 31,    December 31,      June 30,
                                                                 June 30, 2002      2001 (a)        2000 (b)        2002 (c)
                                                                ---------------  --------------  --------------  --------------
                                                                  (UNAUDITED)                                     (UNAUDITED)

NET ASSET VALUE - BEGINNING OF PERIOD                           $     6.14       $        8.62   $   10.00       $    5.95
                                                                ---------------  --------------  --------------  --------------
Investment Activities:
  Net investment income (loss)                                        0.02                0.01       (0.01)           0.02  (d)
  Net realized and unrealized gains (losses) on investments          (0.48)              (2.47)      (1.37)          (0.29)
                                                                ---------------  --------------  --------------  --------------
      Total investment activities                                    (0.46)              (2.46)      (1.38)          (0.27)
                                                                ---------------  --------------  --------------  --------------
Distributions:
  Net investment income                                                  -               (0.02)          -               -
                                                                ---------------  --------------  --------------  --------------
      Total distributions                                                -               (0.02)          -               -
                                                                ---------------  --------------  --------------  --------------
NET ASSET VALUE - END OF PERIOD                                 $     5.68       $        6.14   $    8.62       $    5.68
                                                                ===============  ==============  ==============  ==============
Total Return                                                         (7.49%)(e)        (28.65%)     (13.70%)(e)      (4.54%)(e)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)                            $    8,470       $       9,448   $   9,239       $     754
  Ratio of expenses to average net assets                             1.30% (f)           1.58%       1.60% (f)       1.21% (f)
  Ratio of net investment income (loss) to average net assets         0.80% (f)           0.05%      (0.17%)(f)       1.64% (f)
  Ratio of expenses to average net assets*                            1.32% (f)           2.69%       2.88% (f)          (g)
  Portfolio turnover (h)                                            127.29%             245.96%      93.02%         127.29%

-------------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  The existing shares of the Fund were designated Class I shares as of May 1, 2001.
(b)  For the period from August 30, 2000 (commencement of operations) through December 31, 2000.
(c)  For the period from May 2, 2002 (commencement of operations) through June 30, 2002.
(d)  Net investment income (loss) is based on average shares outstanding during the period.
(e)  Not annualized.
(f)  Annualized.
(g)  There were no fee reductions during the period.
(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.


See notes to financial statements.

                                             GARTMORE  VARIABLE  INSURANCE  TRUST
                                                     FINANCIAL  HIGHLIGHTS
                                  SELECTED  DATA  FOR  EACH  SHARE  OF  CAPITAL  OUTSTANDING
==============================================================================================================================

                                                         GARTMORE                        GARTMORE                  GARTMORE
                                                GVIT INVESTOR DESTINATIONS       GVIT INVESTOR DESTINATIONS     GVIT INVESTOR
                                                     AGGRESSIVE FUND             MODERATELY AGGRESSIVE FUND     MODERATE FUND
                                             -------------------------------  -------------------------------  ---------------
                                               Six Months      Period Ended     Six Months      Period Ended     Six Months
                                                  Ended        December 31,        Ended        December 31,        Ended
                                              June 30, 2002      2001 (a)      June 30, 2002      2001 (a)      June 30, 2002
                                             ---------------  --------------  ---------------  --------------  ---------------
                                                (UNAUDITED)                     (UNAUDITED)                      (UNAUDITED)
NET ASSET VALUE -
BEGINNING OF PERIOD                          $    10.11       $    10.00      $    10.09       $    10.00      $    10.06
                                             ---------------  --------------  ---------------  --------------  ---------------
Investment Activities:
  Net investment income (loss)                     0.05             0.02            0.06             0.02            0.07
  Net realized and unrealized
    gains (losses) on investments                 (0.77)            0.11           (0.63)            0.09           (0.48)
                                             ---------------  --------------  ---------------  --------------  ---------------
      Total investment activities                 (0.72)            0.13           (0.57)            0.11           (0.41)
                                             ---------------  --------------  ---------------  --------------  ---------------
Distributions:
  Net investment income                           (0.05)           (0.02)          (0.06)           (0.02)          (0.07)
                                             ---------------  --------------  ---------------  --------------  ---------------
      Total distributions                         (0.05)           (0.02)          (0.06)           (0.02)          (0.07)
                                             ---------------  --------------  ---------------  --------------  ---------------
NET ASSET VALUE -
END OF PERIOD                                $     9.34       $    10.11      $     9.46       $    10.09      $     9.58
                                             ===============  ==============  ===============  ==============  ===============
Total Return                                      (7.10%)(b)        1.31%(b)       (5.65%)(b)        1.12%(b)       (4.12%)(b)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $    5,931       $      506      $   23,057       $      505      $   40,939
  Ratio of expenses to average net assets          0.56% (c)        0.61%(c)        0.56% (c)        0.61%(c)        0.56% (c)
  Ratio of net investment income (loss)
    to average net assets                          2.08% (c)        4.36%(c)        2.61% (c)        4.56%(c)        2.96% (c)
  Ratio of expenses to average net assets*         0.58% (c)       24.83%(c)        0.56% (c)       24.85%(c)        0.56% (c)
  Portfolio turnover                              43.75%           10.90%          35.80%           11.10%           4.83%


                                                GARTMORE
                                              DESTINATIONS
                                             --------------
                                              Period Ended
                                              December 31,
                                                2001 (a)
                                             --------------
NET ASSET VALUE -
BEGINNING OF PERIOD                          $    10.00
                                             --------------
Investment Activities:
  Net investment income (loss)                     0.02
  Net realized and unrealized
    gains (losses) on investments                  0.06
                                             --------------
      Total investment activities                  0.08
                                             --------------
Distributions:
  Net investment income                           (0.02)
                                             --------------
      Total distributions                         (0.02)
                                             --------------
NET ASSET VALUE -
END OF PERIOD                                $    10.06
                                             ==============
Total Return                                       0.84%(b)
Ratios/Supplemental Data:
  Net Assets, at end of period (000)         $      504
  Ratio of expenses to average net assets          0.61%(c)
  Ratio of net investment income (loss)
    to average net assets                          4.42%(c)
  Ratio of expenses to average net assets*         4.86%(c)
  Portfolio turnover                               0.74%

--------------------------------------------------------------------------------
* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a) For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.

See notes to financial statements.

                                              GARTMORE  VARIABLE  INSURANCE  TRUST
                                                      FINANCIAL  HIGHLIGHTS
                                   SELECTED  DATA  FOR  EACH  SHARE  OF  CAPITAL  OUTSTANDING
================================================================================================================================

                                                                          Gartmore                         Gartmore
                                                                  GVIT Investor Destinations       GVIT Investor Destinations
                                                                 Moderately Conservative Fund          Conservative Fund
                                                                -------------------------------  -------------------------------
                                                                  Six Months      Period Ended     Six Months      Period Ended
                                                                     Ended        December 31,        Ended        December 31,
                                                                 June 30, 2002      2001 (a)      June 30, 2002      2001 (a)
                                                                ---------------  --------------  ---------------  --------------
                                                                  (UNAUDITED)                      (UNAUDITED)
NET ASSET VALUE - BEGINNING OF PERIOD                           $    10.04       $    10.00      $    10.01       $    10.00
                                                                ---------------  --------------  ---------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                        0.07             0.03            0.09             0.02
  Net realized and unrealized gains (losses) on investments          (0.27)            0.04           (0.09)            0.01
                                                                ---------------  --------------  ---------------  --------------
      Total investment activities                                    (0.20)            0.07            0.00             0.03
                                                                ---------------  --------------  ---------------  --------------
DISTRIBUTIONS:
  Net investment income                                              (0.07)           (0.03)          (0.08)           (0.02)
                                                                ---------------  --------------  ---------------  --------------
      Total distributions                                            (0.07)           (0.03)          (0.08)           (0.02)
                                                                ---------------  --------------  ---------------  --------------
NET ASSET VALUE - END OF PERIOD                                 $     9.77       $    10.04      $     9.93       $    10.01
                                                                ===============  ==============  ===============  ==============
Total Return                                                         (1.97%)(b)        0.65%(b)       (0.02%)(b)        0.34%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $   24,576       $      503      $   19,669       $      502
  Ratio of expenses to average net assets                             0.56% (c)        0.61%(c)        0.56% (c)        0.61%(c)
  Ratio of net investment income (loss) to average net assets         3.52% (c)        4.56%(c)        3.77% (c)        4.39%(c)
  Ratio of expenses to average net assets*                            0.57% (c)       24.88%(c)        0.57% (c)       24.89%(c)
  Portfolio turnover                                                 18.26%            0.60%          23.00%            0.40%

-------------------------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from December 12, 2001 (commencement of operations) through December 31, 2001.
(b)  Not annualized.
(c)  Annualized.

See notes to financial statements.

                                       GARTMORE  VARIABLE  INSURANCE  TRUST
                                              FINANCIAL  HIGHLIGHTS
                            SELECTED  DATA  FOR  EACH  SHARE  OF  CAPITAL  OUTSTANDING
=================================================================================================================

                                                                     GARTMORE GVIT U.S. GROWTH LEADERS FUND
                                                                -------------------------------------------------
                                                                CLASS I SHARES          CLASS IIISHARES
                                                                --------------  ---------------------------------
                                                                 PERIOD ENDED      SIX MONTHS      PERIOD ENDED
                                                                   JUNE 30,      ENDED JUNE 30,    DECEMBER 31,
                                                                   2002 (a)           2002           2001 (b)
                                                                --------------  ----------------  ---------------
                                                                   (UNAUDITED)       (UNAUDITED)

NET ASSET VALUE - BEGINNING OF PERIOD                           $    8.64       $      9.92       $    10.00
                                                                --------------  ----------------  ---------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                          -             (0.02)               -
  Net realized and unrealized gains (losses) on investments         (0.54)            (1.79)           (0.08)
                                                                --------------  ----------------  ---------------
      Total investment activities                                   (0.54)            (1.81)           (0.08)
                                                                --------------  ----------------  ---------------
NET ASSET VALUE - END OF PERIOD                                 $    8.10       $      8.11       $     9.92
                                                                ==============  ================  ===============
Total Return                                                        (6.25%)(c)       (18.25%)(c)       (0.80%)(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $      43       $     5,446       $    2,976
  Ratio of expenses to average net assets                            0.95% (d)         1.07% (d)        1.25% (d)
  Ratio of net investment income (loss) to average net assets       (0.80%)(d)        (0.64%)(d)       (0.40%)(d)
  Ratio of expenses to average net assets*                                 (f)               (f)        7.56% (d)
  Portfolio turnover (e)                                           347.81%           347.81%            9.71%

-----------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from June 3, 2002 (commencement of operations) through June 30, 2002.
(b)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
     Registration of shares effective with the Securities and Exchange Commission on December 31, 2001. On the
     effective date, the net asset value was $9.92 per share which resulted in a return of 0.00% for the period.
(c)  Not annualized.
(d)  Annualized.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)  There were no fee reductions during the period.

See notes to financial statements.

                                      GARTMORE  VARIABLE  INSURANCE  TRUST
                                              FINANCIAL  HIGHLIGHTS
                           SELECTED  DATA  FOR  EACH  SHARE  OF  CAPITAL  OUTSTANDING
================================================================================================================
                                                                      GARTMORE GVIT GLOBAL UTILITIES FUND
                                                                ------------------------------------------------
                                                                Class I Shares          Class III Shares
                                                                --------------  --------------------------------
                                                                 Period Ended      Six Months      Period Ended
                                                                   June 30,      Ended June 30,    December 31,
                                                                   2002 (a)           2002          2001 (b)
                                                                --------------  ----------------  --------------
                                                                  (UNAUDITED)      (UNAUDITED)

NET ASSET VALUE - BEGINNING OF PERIOD                           $    8.38       $     10.01       $   10.00
                                                                --------------  ----------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                       0.21  (c)         0.08               -
  Net realized and unrealized gains (losses) on investments         (0.52)            (2.02)           0.01
                                                                --------------  ----------------  --------------
      Total investment activities                                   (0.31)            (1.94)           0.01
                                                                --------------  ----------------  --------------
DISTRIBUTIONS:
  Net investment income                                             (0.02)            (0.06)              -
                                                                --------------  ----------------  --------------
      Total distributions                                           (0.02)            (0.06)              -
                                                                --------------  ----------------  --------------
NET ASSET VALUE - END OF PERIOD                                 $    8.05       $      8.01       $   10.01
                                                                ==============  ================  ==============
Total Return                                                        (3.74%)(d)       (19.34%)(d)       0.00% (d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $    7          $     2,886       $   3,002
  Ratio of expenses to average net assets                            1.18% (e)         1.11% (e)       1.15% (e)
  Ratio of net investment income (loss) to average net assets       10.06% (e)         2.09% (e)      (0.12%)(e)
  Ratio of expenses to average net assets*                           1.21% (e)         1.16% (e)       8.45% (e)
  Portfolio turnover (f)                                            71.51%            71.51%           0.00%

----------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from May 10, 2002 (commencement of operations) through June 30, 2002.
(b)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
     Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the
     effective date, the net asset value was $10.01 per share which resulted in a return of 0.00% for the period.
(c)  Net investment income (loss) is based on average shares outstanding during the period.
(d)  Not annualized.
(e)  Annualized.
(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See notes to financial statements.

                                      GARTMORE  VARIABLE  INSURANCE  TRUST
                                              FINANCIAL  HIGHLIGHTS
                           SELECTED  DATA  FOR  EACH  SHARE  OF  CAPITAL  OUTSTANDING
================================================================================================================

                                                                 GARTMORE GVIT GLOBAL FINANCIAL SERVICES FUND
                                                                ------------------------------------------------
                                                                Class I Shares         Class III Shares
                                                                --------------  --------------------------------
                                                                 Period Ended      Six Months      Period Ended
                                                                   June 30,      Ended June 30,    December 31,
                                                                   2002 (a)           2002           2001 (b)
                                                                --------------  ----------------  --------------
                                                                  (UNAUDITED)     (UNAUDITED)

NET ASSET VALUE - BEGINNING OF PERIOD                           $   10.23       $     10.13       $    10.00
                                                                --------------  ----------------  --------------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                       0.02                 -                -
  Net realized and unrealized gains (losses) on investments         (0.36)            (0.24)            0.13
                                                                --------------  ----------------  --------------
      Total investment activities                                   (0.34)            (0.24)            0.13
                                                                --------------  ----------------  --------------
NET ASSET VALUE - END OF PERIOD                                 $    9.89       $      9.89       $    10.13
                                                                ==============  ================  ==============
Total Return                                                        (3.32%)(c)        (2.37%)(c)        0.00%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)                            $    1          $     3,833       $    3,041
  Ratio of expenses to average net assets                            1.39% (d)         1.31% (d)        1.35%(d)
  Ratio of net investment income (loss) to average net assets        0.70% (d)         0.64% (d)        0.33%(d)
  Ratio of expenses to average net assets*                                 (f)         1.32% (d)        8.56%(d)
  Portfolio turnover (e)                                            74.68%            74.68%            0.00%

----------------------------------------------------------------------------------------------------------------
*    During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(a)  For the period from May 10, 2002 (commencement of operations) through June 30, 2002.
(b)  For the period from December 18, 2001 (commencement of operations) through December 31, 2001.
     Registration of shares effective with the Securities and Exchange Commission on December 28, 2001. On the
     effective date, the net asset value was $10.13 per share which resulted in a return of 0.00% for the period.
(c)  Not annualized.
(d)  Annualized.
(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)  There were no fee reductions during the period.


See notes to financial statements.

                        GARTMORE VARIABLE INSURANCE TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

1.   ORGANIZATION

Gartmore Variable Insurance Trust ("GVIT" or the "Trust") is an open-end management investment company. GVIT was organized as a Massachusetts business trust as of June 30, 1981 and is registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares to life insurance company separate accounts to fund the benefits under variable life insurance or annuity policies. To date, only the separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") have purchased shares of the Trusts series. The Trust operates thirty-one separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the Funds listed below (individually a "Fund", collectively the "Funds"):

     Gartmore GVIT Total Return Fund ("Total Return") (formerly known as Total Return Fund)

     Gartmore GVIT Growth Fund ("Growth") (formerly known as Capital Appreciation Fund)

     Gartmore GVIT Government Bond Fund ("Government Bond") (formerly known as Government Bond Fund)

     GVIT Small Company Fund ("Small Company") (formerly known as Nationwide Small Company Fund)

     Gartmore GVIT Money Market Fund ("Money Market") (formerly known as Money Market Fund)

     Gartmore GVIT Money Market Fund II ("Money Market II") (formerly known as Money Market Fund II)

     J.P. Morgan GVIT Balanced Fund ("Balanced") (formerly known as J.P. Morgan NSAT Balanced Fund)

     Strong  GVIT  Mid  Cap  Growth  Fund  ("Mid Cap Growth") (formerly known as
     Strong  NSAT  Mid  Cap  Growth  Fund)

     Nationwide GVIT Strategic Value Fund ("Strategic Value") (formerly known as Nationwide Strategic Value Fund)

     Comstock GVIT Value Fund ("Value") (formerly known as Federated NSAT Equity Income Fund)

     Federated GVIT High Income Bond Fund ("High Income Bond") (formerly known as Federated NSAT High Income Bond Fund)

     MAS  GVIT  Multi  Sector Bond Fund ("Multi Sector Bond") (formerly known as
     MAS  NSAT  Multi  Sector  Bond  Fund)

     GVIT Small Cap Value Fund ("Small Cap Value") (formerly known as Nationwide Small Cap Value Fund)

     GVIT Small Cap Growth Fund ("Small Cap Growth") (formerly known as Nationwide Small Cap Growth Fund)

     Gartmore GVIT Worldwide Leaders Fund ("Worldwide Leaders") (formerly known as Nationwide Global 50 Fund)

     Dreyfus  GVIT  Mid  Cap  Index  Fund  ("Mid  Cap Index") (formerly known as
     Dreyfus  NSAT  Mid  Cap  Index  Fund)

     Turner GVIT Growth Focus Fund ("Growth Focus") (formerly known as Turner NSAT Growth Focus Fund)

     Gartmore GVIT Millennium Growth Fund ("Millennium Growth") (formerly known as Gartmore NSAT Millennium Growth Fund)

     Gartmore GVIT Global Technology and Communications Fund ("Global Technology and Communications") (formerly known as Gartmore NSAT Global Technology and Communications Fund)

     Gartmore  GVIT  Global  Health  Sciences  Fund  ("Global  Health Sciences")
       (formerly  known  as  Gartmore  NSAT  Global  Health  Sciences  Fund)

     Gartmore GVIT Nationwide Leaders Fund ("Nationwide Leaders") (formerly known as Gartmore GVIT U.S. Leaders Fund)

     Gartmore GVIT Emerging Markets Fund ("Emerging Markets") (formerly known as Gartmore NSAT Emerging Markets Fund)

     Gartmore GVIT International Growth Fund ("International Growth") (formerly known as Gartmore NSAT International Growth Fund)

     Gartmore  GVIT  Investor  Destinations  Aggressive  Fund  ("Aggressive")
       (formerly  known  as  NSAT  Investor  Destinations  Aggressive  Fund)

     Gartmore GVIT Investor Destinations Moderately Aggressive Fund ("Moderately Aggressive") (formerly known as NSAT Investor Destinations Moderately Aggressive Fund)

     Gartmore GVIT Investor Destinations Moderate Fund ("Moderate") (formerly known as NSAT Investor Destinations Moderate Fund)

     Gartmore  GVIT  Investor  Destinations  Moderately  Conservative  Fund
       ("Moderately Conservative") (formerly known as NSAT Investor Destinations Moderately Conservative Fund)

     Gartmore GVIT Investor Destinations Conservative Fund ("Conservative") (formerly known as NSAT Investor Destinations Conservative Fund)

     Gartmore  GVIT  U.S.  Growth  Leaders  Fund  ("US  Growth  Leaders")

     Gartmore  GVIT  Global  Utilities  Fund  ("Global  Utilities")

     Gartmore  GVIT Global Financial Services Fund ("Global Financial Services")

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

The Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds (collectively, the "Investor Destinations Funds") are constructed as "fund of funds" which means that they pursue their investment objectives primarily by allocating their investments among other mutual funds (the "Underlying Funds"). The Investor Destinations Funds, except for the Aggressive Fund, may also invest in an un-registered fixed interest contract issued and guaranteed by Nationwide Life Insurance Company. The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

2.   Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)  Security Valuation

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

Investments of the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Shares of the Underlying Funds in which the Investor Destinations Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock
Exchange. Underlying Funds generally value securities and assets at value, pursuant to methods established in good faith by the Board of Trustees or Directors of the Underlying Fund. Under most circumstances, the fixed interest contract is valued at par value each day. The par value is calculated each day by the summation of the following factors: prior day's par value, prior day's interest accrued (par multiplied by guaranteed fixed rate), and current day net purchase or redemption.

(b)  Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

(c)  Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expense are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)  Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry risk not ordinarily associated with investments in securities of U.S. issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restriction on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(e)  Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)  Futures Contracts

Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

A "sale" of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

(g)  Mortgage Dollar Rolls

Certain Funds may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase.

(h)  Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(i)  Federal Income Taxes

Each Fund's policy is to qualify or continue to qualify as a regulated investment company under the Internal Revenue Code, and to distribute substantially all taxable income, if any, to its shareholders. Therefore no provision has been made for federal income taxes, as it is the

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

intention of the Funds to continue such qualification. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders and will be retained by the applicable Fund.

(j)  Distributions to Shareholders

For all Funds excluding the Money Market Funds, dividends from net investment income, if any, are declared and paid quarterly. For the Money Market Funds, dividends from net investment income are declared daily and paid monthly. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

(k)  Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on total settled shares outstanding of each class for the Money Market Funds and based on relative net assets of each class for all other Funds. Expenses specific to a class are charged to that class.

(l)  Organization Expenses

Under the provisions of Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities", costs associated with organizing a fund which commences operations subsequent to June 30, 1998 must be expensed as incurred and may not be amortized over future periods.

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

3.   Transactions with Affiliates

Under  the  terms  of  an  Investment  Advisory Agreement, Gartmore Global Asset
Management Trust ("GGAMT") manages the investment of the assets and supervises the daily business affairs of the Emerging Markets, International Growth, Global Utilities and Global Financial Services Funds and Gartmore Mutual Fund Capital Trust ("GMF") provides these services to the remaining Funds. GMF is an indirect subsidiary of GGAMT. GGAMT is a wholly owned subsidiary of Nationwide Corporation. GGAMT or GMF also provide investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the subadvisers for the Funds it advises. The subadvisers listed below manage all or a portion of their respective Fund's investments and have the responsibility for making all investment decisions for that portion of the applicable Fund unless otherwise indicated. Additional information regarding the subadvised Funds is as follows:

Fund                       Subadviser(s)
-------------------------  ------------------------------------------------------------------
Small Company *            - The Dreyfus Corporation
                           - Neuberger Berman, LLC
                           - Gartmore Global Partners **
                           - Strong Capital Management, Inc.
                           - Waddell & Reed Investment Management Company
-------------------------  ------------------------------------------------------------------
Balanced                   - J.P. Morgan Investment Management, Inc.
-------------------------  ------------------------------------------------------------------
Mid Cap Growth             - Strong Capital Management, Inc.
-------------------------  ------------------------------------------------------------------
Strategic Value            - Strong Capital Management, Inc.
-------------------------  ------------------------------------------------------------------
Value                      - Van Kampen Asset Management, Inc. after May 1, 2002
                           - Federated Investment Counseling prior to May 1, 2002
-------------------------  ------------------------------------------------------------------
High Income Bond           - Federated Investment Counseling
-------------------------  ------------------------------------------------------------------
Multi Sector Bond          - Morgan Stanley Investments, LP
-------------------------  ------------------------------------------------------------------
Small Cap Value *          - The Dreyfus Corporation
-------------------------  ------------------------------------------------------------------
Small Cap Growth           - Morgan Stanley Investments, LP
                           - Waddell & Reed Investment Management Company
                           - Neuberger Berman, LLC
-------------------------  ------------------------------------------------------------------
Worldwide Leaders          - Gartmore Global Partners ** after January 2, 2002
                           - J.P. Morgan Investment Management, Inc. prior to January 2, 2002
-------------------------  ------------------------------------------------------------------
Mid Cap Index              - The Dreyfus Corporation
-------------------------  ------------------------------------------------------------------
Growth Focus               - Turner Investment Partners, Inc.
-------------------------  ------------------------------------------------------------------
Emerging Markets           - Gartmore Global Partners **
-------------------------  ------------------------------------------------------------------
International Growth       - Gartmore Global Partners **
-------------------------  ------------------------------------------------------------------
Global Utilities           - Gartmore Global Partners **
-------------------------  ------------------------------------------------------------------
Global Financial Services  - Gartmore Global Partners **
-------------------------  ------------------------------------------------------------------

---------------
*    GMF, as investment adviser, directly manages a portion of these Funds.
**   Affiliate  of  GMF  and  GGAMT.

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GGAMT, as applicable, an annual investment advisory fee, based on each Fund's average daily net assets. From such fees, pursuant to the sub-advisory agreements, GMF or GGAMT pays fees to each applicable subadviser. Additional information regarding investment advisory fees for GMF, GGAMT and the subadvisory fees is as follows for the period ended June 30, 2002:

                                                            Fee           Total     Fees       Paid to
Fund                                                      Schedule         Fees   Retained   Sub-adviser
--------------------------------------------------  --------------------  ------  ---------  ------------
Total Return and                                    Up to $1 billion       0.60%      0.60%           N/A
Growth                                              Next $1 billion       0.575%     0.575%           N/A
                                                    Next $3 billion        0.55%      0.55%           N/A
                                                    $  5 billion or more   0.50%      0.50%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Government Bond                                     Up to $1 billion       0.50%      0.50%           N/A
                                                    Next $1 billion       0.475%     0.475%           N/A
                                                    Next $3 billion        0.45%      0.45%           N/A
                                                    $  5 billion or more   0.40%      0.40%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Small Company                                       All assets             0.93%      0.33%         0.60%
--------------------------------------------------  --------------------  ------  ---------  ------------
Money Market                                        Up to $1 billion       0.40%      0.40%           N/A
                                                    Next $1 billion        0.38%      0.38%           N/A
                                                    Next $3 billion        0.36%      0.36%           N/A
                                                    $  5 billion or more   0.34%      0.34%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Money Market II                                     Up to $1 billion       0.50%      0.50%           N/A
                                                    Next $1 billion        0.48%      0.48%           N/A
                                                    Next $3 billion        0.46%      0.46%           N/A
                                                    $  5 billion or more   0.44%      0.44%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Balanced                                            Up to $100 million     0.75%      0.40%         0.35%
                                                    $100 million or more   0.70%      0.40%         0.30%
--------------------------------------------------  --------------------  ------  ---------  ------------
Mid Cap Growth                                      Up to $500 million     0.90%      0.40%         0.50%
                                                    $500 million or more   0.85%      0.40%         0.45%
--------------------------------------------------  --------------------  ------  ---------  ------------
Strategic Value                                     Up to $500 million     0.90%      0.40%         0.50%
                                                    $500 million or more   0.90%      0.45%         0.45%
--------------------------------------------------  --------------------  ------  ---------  ------------
Value                                               Up to $50 million      0.80%      0.45%         0.35%
                                                    Next $200 million      0.65%      0.35%         0.30%
                                                    Next $250 million      0.60%      0.35%         0.25%
                                                    $500 million or more   0.55%      0.35%         0.20%
--------------------------------------------------  --------------------  ------  ---------  ------------
High Income Bond                                    Up to $50 million      0.80%      0.40%         0.40%
                                                    Next $200 million      0.65%      0.40%         0.25%
                                                    Next $250 million      0.60%      0.40%         0.20%
                                                    $500 million or more   0.55%      0.40%         0.15%
--------------------------------------------------  --------------------  ------  ---------  ------------
Multi Sector Bond                                   Up to $200 million     0.75%      0.45%         0.30%
                                                    $200 million or more   0.70%      0.45%         0.25%
--------------------------------------------------  --------------------  ------  ---------  ------------
Small Cap Value                                     Up to $200 million     0.90%      0.40%         0.50%
                                                    $200 million or more   0.85%      0.40%         0.45%
--------------------------------------------------  --------------------  ------  ---------  ------------
Small Cap Growth                                    All assets             1.10%      0.50%         0.60%


                                                                             144

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
=========================================================================================================

                                                            Fee           Total     Fees       Paid to
Fund                                                      Schedule         Fees   Retained   Sub-adviser
--------------------------------------------------  --------------------  ------  ---------  ------------
Worldwide Leaders                                   Up to $50 million      1.00%      0.40%         0.60%
                                                    $ 50 million or more   0.95%      0.40%         0.55%
--------------------------------------------------  --------------------  ------  ---------  ------------
Mid Cap Index                                       Up to $250 million     0.50%      0.40%         0.10%
                                                    Next $250 million      0.49%      0.40%         0.09%
                                                    Next $250 million      0.48%      0.40%         0.08%
                                                    Next $250 million      0.47%      0.40%         0.07%
                                                    $  1 billion or more   0.45%      0.40%         0.05%
--------------------------------------------------  --------------------  ------  ---------  ------------
Growth Focus *                                      Up to $500 million     0.90%      0.35%         0.55%
                                                    Next $1.5 billion      0.80%      0.35%         0.45%
                                                    $  2 billion or more   0.75%      0.35%         0.40%
--------------------------------------------------  --------------------  ------  ---------  ------------
Millennium Growth                                   Up to $250 million     1.03%      1.03%           N/A
                                                    Next $750 million      1.00%      1.00%           N/A
                                                    Next $1 billion        0.97%      0.97%           N/A
                                                    Next $3 billion        0.94%      0.94%           N/A
                                                    $  5 billion or more   0.91%      0.91%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Global Technology and Communications                All assets             0.98%      0.98%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Global Health Sciences                              All assets             1.00%      1.00%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Nationwide Leaders and US Growth Leaders*           Up to $500 million     0.90%      0.90%           N/A
                                                    Next $1.5 billion      0.80%      0.80%           N/A
                                                    $  2 billion or more   0.75%      0.75%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Emerging Markets                                    All assets             1.15%     0.575%        0.575%
--------------------------------------------------  --------------------  ------  ---------  ------------
International Growth and Global Financial Services  All assets             1.00%      0.50%         0.50%
--------------------------------------------------  --------------------  ------  ---------  ------------
Aggressive, Moderately Aggressive, Moderate,
Moderately Conservative and Conservative            All assets             0.13%      0.13%           N/A
--------------------------------------------------  --------------------  ------  ---------  ------------
Global Utilities                                    All assets             0.80%      0.40%         0.40%
--------------------------------------------------  --------------------  ------  ---------  ------------

* The Growth Focus Fund and the US Growth Leaders Fund pay GMF a base management fee (as shown above) which may be adjusted upward or downward depending on each of the Fund's performance relative to its benchmark, the Russell 1000 Growth Index for the Growth Focus Fund and the S&P 500 Index for the US Growth Leaders Fund. Thus, if either Fund outperforms its benchmark by 12% or more over a 36 month period, that Fund will pay higher management fees. Conversely, if either Fund underperforms its benchmark by 12% or more over a 36 month period, that Fund will pay lower management fees. No adjustment will take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The fee adjustment described above will be phased in over a 24 month period beginning after the first year of operations of each Fund. The base fee is either increased or decreased by the following amounts at each breakpoint:

                         Fee Schedule         Fee Adjustment
                         ------------         --------------
                         Up to $500 million      +/- 0.22%
                         Next $1.5 billion       +/- 0.18%
                         $2 billion or more      +/- 0.16%

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)

--------------------------------------------------------------------------------

For certain Funds, GMF previously waived advisory fees, and if necessary, reimbursed expenses of each Fund in order to limit annual Fund operating expenses at or below stated expense caps. The following table illustrates the voluntary expense caps for each applicable Fund and Class for the period ended January 14, 2002, at which time each of these waivers and reimbursements was discontinued after prior notice to shareholders:

                    Fund                                   Expense Caps
                    ----                                   ------------
                    Total Return       Class I Shares          0.78%
                    Growth             Class I Shares          0.80%
                    Government Bond    Class I Shares          0.66%
                    Small Company      Class I Shares          1.25%
                    Money Market       Class I Shares          0.55%
                    Balanced           Class I Shares          0.90%
                    Mid Cap Growth     Class I Shares          1.00%
                    Value              Class I Shares          0.95%
                    High Income Bond   Class I Shares          0.95%
                    Multi Sector Bond  Class I Shares          0.90%
                    Small Cap Value    Class I Shares          1.05%
                    Small Cap Growth   Class I Shares          1.30%
                    Worldwide Leaders  Class I Shares          1.20%
                    Mid Cap Index      Class I Shares          0.65%

For Strategic Value Class I Shares, GMF has agreed to waive management fees and, if necessary, to reimburse expenses so that operating expenses will not exceed 1.00%. These waivers and reimbursements are voluntary and can be discontinued after prior notice to shareholders.

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

For  the  Funds  listed  below,  GMF  or  GGAMT  entered into Expense Limitation
Agreements and agreed to waive advisory fees, and if necessary, reimburse expenses of those Funds in order to limit Fund operating expenses. The following table illustrates the contractual expense caps for each applicable Fund or Class for the period ended June 30, 2002:

Fund                                                        Expense Caps
----                                                        ------------
Money Market II1                                                 1.30%
Growth Focus1                          Class I Shares            1.35%
Growth Focus1                          Class III Shares          1.35%
Millennium Growth1                     Class I Shares            1.40%
Global Technology and Communications1  Class I Shares            1.35%
Global Technology and Communications1  Class III Shares          1.35%
Emerging Markets1                      Class I Shares            1.75%
Emerging Markets1                      Class II Shares           2.00%
Emerging Markets1                      Class III Shares          1.75%
International Growth1                  Class I Shares            1.60%
International Growth1                  Class III Shares          1.60%
Global Health Sciences2                Class I Shares            1.35%
Global Health Sciences2                Class III Shares          1.35%
Nationwide Leaders2                    Class I Shares            1.10%
Nationwide Leaders2                    Class III Shares          1.10%
US Growth Leaders2                     Class I Shares            1.25%
US Growth Leaders2                     Class III Shares          1.25%
Global Utilities2                      Class I Shares            1.15%
Global Utilities2                      Class III Shares          1.15%
Global Financial Services2             Class I Shares            1.35%
Global Financial Services2             Class III Shares          1.35%
Aggressive3                                                      0.61%
Moderately Aggressive3                                           0.61%
Moderate3                                                        0.61%
Moderately Conservative3                                         0.61%
Conservative3                                                    0.61%

---------------
1 Expense caps shown are contractual at least through May 1, 2002. After May 1, 2002 the expense caps described above limit operating expenses excluding taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees. The expense cap for Money Market II was discontinued effective May 1, 2002.

2 Expense caps shown are contractual through April 30, 2003. The expense caps described above limit operating expenses excluding taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees.

3    Expense caps shown are contractual through May 1, 2003.

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

Pursuant to the Expense Limitation Agreements as indicated above, GMF or GGAMT may request and receive reimbursement of the advisory fees waived or limited and other expenses reimbursed by them at a later date not to exceed three fiscal years from commencement of operations, if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement of previous waivers and reimbursements will be made to GMF or GGAMT unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class or Fund making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted. As of the period ended June 30, 2002, the cumulative potential reimbursements were as follows:


           Money Market II                       $ 10,789
           Growth Focus                           136,078
           Millennium Growth                      148,371
           Global Technology and Communications   146,139
           Global Health Sciences                 101,589
           Nationwide Leaders                       7,588
           Emerging Markets                        97,637
           International Growth                   143,699
           Aggressive                               6,899
           Moderately Aggressive                    6,838
           Moderate                                 6,747
           Moderately Conservative                  6,796
           Conservative                             6,827
           US Growth Leaders                        7,223
           Global Utilities                         8,926
           Global Financial Services                8,633


Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides for various administrative and accounting services. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for each of the Funds. The fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for its services.

                            Combined Fee Schedule*
               ------------------------------------------------
                                     Up to $1 billion     0.13%
                 $1 billion and more up to $3 billion     0.08%
                 $3 billion and more up to $8 billion     0.05%
                $8 billion and more up to $10 billion     0.04%
               $10 billion and more up to $12 billion     0.02%
                                  $12 billion or more     0.01%

---------------

* The assets of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset-based fee. The Investor Destinations Funds do not pay any part of this fee.

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc., to provide sub-administration and sub-transfer agent services, respectively, to the Funds.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Nationwide Securities, Inc. ("NSI"), the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of Class II shares of the Funds. These fees are based on average daily net assets of Class II shares of the Funds at an annual rate not to exceed 0.25% for Class II shares.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquires regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of each class of shares of each of the applicable Funds, Money Market II and the Investor Destinations Funds.

The Funds reserve the right to assess a short-term trading fee on certain transactions out of Class III shares that a separate account makes on behalf of a variable insurance contract owner (the "contract owner"). A separate account that redeems Class III shares on behalf of a contract owner may be subject to a 1.00% short-term trading fee if the separate account held the Class III shares on behalf of the contract owner for 60 days or less. The short-term trading fee is paid directly to the applicable Fund and is designed to offset the cost to the Fund of excess brokerage commissions and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the short-term trading fee applies, the Class III shares that were held on behalf of the contract owner the longest will be treated as being redeemed first.

As of June 30, 2002, the adviser or affiliates of the adviser directly held the percentage indicated of the shares outstanding of the applicable Fund:

                                                              % of Shares
                           Fund                         Outstanding Owned
                           ----                         -----------------
                           Money Market II                            66%
                           Millennium Growth                         100%
                           Nationwide Leaders                        100%
                           International Growth                       64%
                           Aggressive                                100%
                           Moderately Aggressive                     100%
                           Moderate                                  100%
                           Moderately Conservative                   100%
                           Conservative                              100%
                           US Growth Leaders                         100%
                           Global Utilities                          100%
                           Global Financial Services                 100%


4.  Bank Loans

The Trust has an unsecured bank line of credit of $50,000,000. Borrowing under this arrangement bears interest at the federal funds rate plus 0.50%. These interest costs are included in the custodian fees in the Statement of Operations. No compensating balances are required. The Funds had no borrowings outstanding as of June 30, 2002.

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

5.  Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 are summarized as follows:

Fund                                   Purchases       Sales
----                                   ---------       -----
Total Return                          $192,641,631  $213,272,736
Growth                                 374,708,062   401,404,420
Government Bond                        459,542,226   403,332,371
Small Company                          354,746,335   335,819,685
Balanced                               212,097,701   194,845,554
Mid Cap Growth                         368,588,472   361,378,589
Strategic Value                          9,866,688     9,361,901
Value                                   67,982,490    67,506,344
High Income Bond                        56,173,355    23,545,067
Multi Sector Bond                      352,669,329   341,719,175
Small Cap Value                        523,625,721   445,030,694
Small Cap Growth                       140,350,551   123,789,950
Worldwide Leaders                      149,860,002   184,093,019
Mid Cap Index                          129,775,958    38,505,333
Growth Focus                            56,866,713    57,987,152
Millennium Growth                        5,035,002     5,020,852
Global Technology and Communications    75,488,595    74,371,374
Global Health Sciences                  18,839,788    16,564,047
Nationwide Leaders                       7,978,551       972,047
Emerging Markets                        44,408,883    30,309,045
International Growth                    10,486,712    10,093,582
Aggressive                               6,950,403     1,145,646
Moderately Aggressive                   26,400,359     3,159,788
Moderate                                39,609,604       676,264
Moderately Conservative                 22,901,236     1,308,520
Conservative                            16,686,070     1,178,446
US Growth Leaders                       16,088,162    13,083,479
Global Utilities                         2,410,746     1,951,673
Global Financial Services                3,360,426     2,519,658


6.  PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

                        GARTMORE VARIABLE INSURANCE TRUST
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                            JUNE 30, 2002 (UNAUDITED)
================================================================================

7.  SUBSEQUENT EVENT

Effective July 1, 2002, the contractual expense caps for the following Funds were changed and will remain in effect until at least
July  1,  2003:

Fund                                                 New Expense Caps(1)
----                                                 -------------------
Growth Focus                          All Classes               1.35%
Millennium Growth                     All Classes               1.40%
Global Technology and Communications  All Classes               1.25%
Emerging Markets                      All Classes               1.40%
International Growth                  All Classes               1.25%
Global Health Sciences                All Classes               1.25%
Nationwide Leaders                    All Classes               1.10%
US Growth Leaders                     All Classes               1.15%
Global Utilities                      All Classes               1.05%
Global Financial Services             All Classes               1.25%

---------------
1 The expense caps described above limit operating expenses excluding taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative service fees.

                                   GARTMORE VARIABLE INSURANCE TRUST
                                        MANAGEMENT INFORMATION
              TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
                                                 FUNDS
                                       JUNE 30, 2002 (UNAUDITED)

==================================================================================================================================
                                     TERM OF
                                      OFFICE                                                                           NUMBER OF
                                       WITH                                                                          PORTFOLIOS IN
                                      TRUST-                                                                             FUND
                       POSITION(S)  LENGTH OF                                                                           COMPLEX
NAME, ADDRESS,          HELD WITH      TIME                                                                           OVERSEEN BY
AND AGE                   FUND       SERVED1                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
CHARLES E. ALLEN       Trustee      Since       Mr. Allen is Chairman, Chief Executive Officer and President of                 78
8162 E. Jefferson                   July 2000   Graimark Realty Advisors, Inc. (real estate development, investment
Ave., #15B                                      and asset management).
Detroit, MI 48214
Age 54
----------------------------------------------------------------------------------------------------------------------------------
PAULA H.J.             Trustee      Since       Ms. Cholmondeley is Vice President and General Manager of Special               78
CHOLMONDELEY                        July 2000   Products at Sappi Fine Paper North America. Prior to 1998, she held
c/o Sappi Fine Paper                            various positions with Owens Corning, including Vice President and
225 Franklin Street                             General Manager of the Residential Insulation Division (1997 to
Boston, MA 02110                                1998), President of the MIRAFLEX Fibers Division (1994 to 1997).
Age 55
----------------------------------------------------------------------------------------------------------------------------------
C. BRENT DEVORE        Trustee      Since       Dr. DeVore is President of Otterbein College.                                   78
111 N. West Street                  May 1998
Westerville, OH 43081
Age 61
----------------------------------------------------------------------------------------------------------------------------------
ROBERT M. DUNCAN       Trustee      Since       Since 1999, Mr. Duncan has worked as an arbitration and mediation               78
1397 Haddon Road                    April 1997  consultant. From 1996 to 1999, he was Commissioner of the Ohio
Columbus, OH 43209                              Elections Commission.
Age 74
----------------------------------------------------------------------------------------------------------------------------------
BARBARA L. HENNIGAR    Trustee      Since       Retired; Ms. Hennigar is the former Chairman of OppenheimerFunds                78
6363 So. Sicily Way                 July 2000   Services and Shareholder Services Inc. Ms. Hennigar held this posi-
Aurora, CO 80016                                tion from October 1999 to June 2000. Prior to that, she served as
Age 66                                          President and Chief Executive Officer of OppenheimerFunds
                                                Services.
----------------------------------------------------------------------------------------------------------------------------------
THOMAS J. KERR, IV     Trustee      Since       Dr. Kerr is President Emeritus of Kendall College.                              78
4890 Smoketalk Lane                 June 1981
Westerville, OH 43081
Age 68
----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS F. KRIDLER     Trustee      Since       Mr. Kridler is the President and Chief Executive Officer of the                 78
2355 Brixton Road                   September   Columbus Foundation. Prior to January 31, 2002, Mr. Kridler was the
Columbus, OH 43221                        1997  President of the Columbus Association for the Performing Arts and
Age 46                                          Chairman of the Greater Columbus Convention and Visitors Bureau.
DAVID C. WETMORE       Trustee3     Since       Mr. Wetmore is the Managing Director of Updata Capital, Inc., a                783
26 Turnbridge Drive                 May 1998    venture capital firm.
Long Cove Plantation
Hilton Head, SC 29928
Age 53
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------
                           OTHER
                       DIRECTORSHIPS
NAME, ADDRESS,            HELD BY
AND AGE                  TRUSTEE2
------------------------------------
CHARLES E. ALLEN       None
8162 E. Jefferson
Ave., #15B
Detroit, MI 48214
Age 54
------------------------------------
PAULA H.J.             None
CHOLMONDELEY
c/o Sappi Fine Paper
225 Franklin Street
Boston, MA 02110
Age 55
------------------------------------
C. BRENT DEVORE        None
111 N. West Street
Westerville, OH 43081
Age 61
------------------------------------
ROBERT M. DUNCAN       None
1397 Haddon Road
Columbus, OH 43209
Age 74
------------------------------------
BARBARA L. HENNIGAR    None
6363 So. Sicily Way
Aurora, CO 80016
Age 66
------------------------------------
THOMAS J. KERR, IV     None
4890 Smoketalk Lane
Westerville, OH 43081
Age 68
------------------------------------
DOUGLAS F. KRIDLER     None
2355 Brixton Road
Columbus, OH 43221
Age 46
------------------------------------
DAVID C. WETMORE       None
26 Turnbridge Drive
Long Cove Plantation
Hilton Head, SC 29928
Age 53
------------------------------------

                                        GARTMORE VARIABLE INSURANCE TRUST
                                      MANAGEMENT INFORMATION - (CONTINUED)
                    TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
                                                      FUNDS
                                            JUNE 30, 2002 (UNAUDITED)
========================================================================================================================
                                      TERM OF
                                       OFFICE
                                        WITH
                                       TRUST-
                       POSITION(S)   LENGTH OF
NAME, ADDRESS,          HELD WITH       TIME
AND AGE                    FUND       SERVED(1)                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
JOSEPH J. GASPER       Trustee and   Since       Mr. Gasper is a Director, President and Chief Operating Officer of
Nationwide Insurance   Chairman      September   Nationwide Financial Services, Inc.* (since December 1996) and of
One Nationwide Plaza                       1997  Nationwide Life and Annuity Insurance Company* and Nationwide
1-37-06                                          Life Insurance Company* (since April 1996). Mr. Gasper is also Vice
Columbus, OH 43215                               Chairman of the Board of Directors of the managing unitholder of
Age 59                                           GGAMT* and GMF.*
------------------------------------------------------------------------------------------------------------------------
PAUL J. HONDROS        Trustee       Since       Mr. Hondros is President and Chief Executive Officer of Gartmore
Gartmore Global                      July 2000   Distribution Services, Inc.*, Gartmore Investors Services, Inc.*,
Investments, Inc.                                Gartmore Morley Capital Management, Inc.*, Gartmore Morley
1200 River Road,                                 Financial Services, Inc.,* NorthPointe Capital, LLC*, GGAMT*,
Conshohocken, PA                                 GGI*, GMF*,and GSA* and a Director of Nationwide Securities,
19428                                            Inc.* as well as several entities within Nationwide Financial Services,
Age 53                                           Inc.* Prior to that, Mr. Hondros served as President and Chief
                                                 Operations Officer of Pilgrim Baxter and Associates, Ltd., an invest-
                                                 ment management firm, and its affiliated investment management arm, Pilgrim Baxter Value Investors, Inc. and as Executive Vice
                                                 President to the PBHG Funds, PBHG Insurance Series Funds and
                                                 PBHG Adviser Funds.
------------------------------------------------------------------------------------------------------------------------
ARDEN L. SHISLER       Trustee       Since       Mr. Shisler is President and Chief Executive Officer of K&B
1356 North Wenger Rd.                February    Transport, Inc., a trucking firm, Chairman of the Board for
Dalton, OH 44618                     2000        Nationwide Mutual Insurance Company* and a Director of
Age 60                                           Nationwide Financial Services, Inc.*
------------------------------------------------------------------------------------------------------------------------
GERALD J. HOLLAND      Treasurer     Since       Mr. Holland is Senior Vice President - Chief Administrative Officer
Gartmore Global                      March 2001  for GGI*, GMF* and GSA.* He is also Assistant Treasurer to the
Investments, Inc.                                Funds. From July 2000 to March 2002 he was Senior Vice President -
1200 River Road,                                 Operations for GGI, GMF and GSA. Prior to July 2000, he was Vice
Conshohocken, PA                                 President for First Data Investor Services, an investment company
19428                                            service provider.
Age 51
------------------------------------------------------------------------------------------------------------------------
KEVIN S. CROSSETT      Secretary     Since       Mr. Crossett is Vice President, Associate General Counsel for GGI,*
Gartmore Global                      December    GMF,* GSA,* Nationwide Financial Services, Inc.* and other
Investments, Inc.                    2000        Nationwide Insurance entities.* From June 2000 to December 2000,
1200 River Road                                  he was Assistant Secretary to the Funds.* Prior to 1999, he was Vice
Conshohocken, PA                                 President, Senior Counsel and Director of Compliance for Merrill
19428                                            Lynch, Pierce, Fenner & Smith, Inc.
Age 41
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------
                         NUMBER OF
                       PORTFOLIOS IN
                           FUND           OTHER
                          COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,          OVERSEEN BY      HELD BY
AND AGE                   TRUSTEE       TRUSTEE2
---------------------------------------------------
JOSEPH J. GASPER                  78  None
Nationwide Insurance
One Nationwide Plaza
1-37-06
Columbus, OH 43215
Age 59
---------------------------------------------------
PAUL J. HONDROS                  784  None
Gartmore Global
Investments, Inc.
1200 River Road,
Conshohocken, PA
19428
Age 53
---------------------------------------------------
ARDEN L. SHISLER                  78  None
1356 North Wenger Rd.
Dalton, OH 44618
Age 60
---------------------------------------------------
GERALD J. HOLLAND                 78  None
Gartmore Global
Investments, Inc.
1200 River Road,
Conshohocken, PA
19428
Age 51
---------------------------------------------------
KEVIN S. CROSSETT                 78  None
Gartmore Global
Investments, Inc.
1200 River Road
Conshohocken, PA
19428
Age 41
---------------------------------------------------

1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.

2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section 15(d) of the Exchange Act.

3 Mr. Wetmore serves as an independent member of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").

4 Mr. Hondros is also an Administrative Committee member for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by GSA.

* This position is held with an affiliated person or principal underwriter of the Funds.

Exhibit  17(e)
================================================================================

                               MARKET STREET FUND

   SUPPLEMENT, DATED SEPTEMBER 25, 2002, TO THE PROSPECTUS, DATED MAY 1, 2002

At a special meeting on September 20, 2002, the Board of Trustees (the "Board") of Market Street Fund (the "Trust") approved an agreement and plan to reorganize each of the Trust's portfolios (the "Portfolios") into a series of the Gartmore Variable Insurance Trust (the "Reorganization"). At that meeting, the Board also appointed Gartmore Mutual Fund Capital Trust ("Gartmore") to act as investment adviser to each of the Portfolios on an interim basis.

The Board has called a shareholder meeting to take place on February 14, 2003, or shortly thereafter, to obtain shareholder approval of the Reorganization and a new investment advisory agreement between the Trust and Gartmore. Shareholders of record as of the close of business on December 1, 2002, or shortly thereafter, will be asked to vote on each of the following proposals:

1.     Approve  the  Reorganization:  and

2. Approve a new investment advisory agreement between the Trust and Gartmore for the Portfolios. This supplement briefly tells you about the changes that will be made for each Portfolio if shareholders approve the proposals. The following descriptions summarize information described more fully in the Trust's proxy materials. If you wish more information about either of these proposals, please call 1-800-688-5177.

THE  REORGANIZATION

On or about October 1, 2002, Nationwide Financial Services, Inc. ("NFS") will acquire Provident Mutual Life Insurance Company ("PMLIC") in a sponsored demutualization (the "Acquisition"). After the Acquisition, PMLIC will be known as Nationwide Life Insurance Company of America ("NLICA"). As a result of the Acquisition, NLICA will became a wholly-owned subsidiary of NFS and Providentmutual Life and Annuity Company of America ("PLACA"), a wholly-owned subsidiary of PMLIC, will become Nationwide Life and Annuity Company of America ("NLACA").

As you know, Portfolio shares are currently available only through the purchase of variable life insurance contracts and variable annuity contracts ("variable contracts") issued by PMLIC and PLACA and certain other insurance companies. After the Acquisition, Portfolio shares will be available only through NLICA, NLACA and other NFS affiliates.

Gartmore, an affiliate of NFS, serves as the Portfolios' interim investment adviser. Gartmore also serves as the investment adviser for the Gartmore Variable Insurance Trust (the "GVIT Trust"). The Acquisition would result in NFS having two separate mutual fund groups (the Trust and the GVIT Trust) competing as investment options for its variable contracts, each of which is advised by Gartmore. As there are significant similarities between the investment objectives and strategies of the Trust's Portfolios and their corresponding investment portfolios (a "Fund") of the GVIT Trust, the Board has approved the Reorganization of each of the Portfolios into a Fund of the GVIT Trust. For these and other reasons, the Trust's Board believes the Reorganization is in the best interests of each Portfolio and its shareholders (including the variable contract owners).

If the Reorganization is approved, each Fund ("Acquiring Fund") would acquire all of the assets of the corresponding Portfolio ("Acquired Portfolio") in exchange for the Acquiring Fund's Class IV shares, which the Acquired Portfolio will distribute to the holders of its shares in exchange for such shares. After the Reorganization is completed, each Portfolio will be dissolved.

The  following  chart  shows  the  Acquired  Portfolio  and  its Acquiring Fund:



ACQUIRED PORTFOLIO                              ACQUIRING FUND
OF                                                    OF
MARKET STREET FUND                    GARTMORE VARIABLE INSURANCE TRUST
----------------------------------  ---------------------------------------
All Pro Broad Equity Portfolio . .  Gartmore GVIT Total Return Fund
All Pro Large Cap Growth Portfolio  Gartmore GVIT Growth Fund
All Pro Large Cap Value Portfolio.  Comstock GVIT Value Fund
All Pro Small Cap Growth Portfolio  GVIT Small Company Fund
All Pro Small Cap Value Portfolio.  GVIT Small Cap Value Fund
Mid Cap Growth Portfolio . . . . .  Gartmore GVIT Mid Cap Growth Fund*
Balanced Portfolio . . . . . . . .  J.P. Morgan GVIT Balanced Fund
International Portfolio. . . . . .  Dreyfus GVIT International Value Fund*
Bond Portfolio . . . . . . . . . .  Gartmore GVIT Government Bond Fund
Equity 500 Index Portfolio . . . .  GVIT Equity 500 Index Fund*
Money Market Portfolio . . . . . .  Gartmore GVIT Money Market Fund


* These Acquiring Funds have been organized exclusively for the purpose of receiving the assets and continuing the investment operations of the Acquired Portfolio, and have no assets or prior history of investment operations.

If shareholders do not approve the Reorganization with respect to a Portfolio, the assets and liabilities of that Portfolio will not be transferred to the corresponding Acquiring Fund and the obligations of that Portfolio under the Reorganization will not take effect. If the Reorganization is not approved by the shareholders of a particular Portfolio, the Board will consider other alternatives, including dissolution and liquidation of that Portfolio.

INTERIM  INVESTMENT  ADVISORY  AGREEMENT

Until the September 20, 2002 Board meeting, Market Street Investment Management Company ("MSIM"), a wholly-owned subsidiary of NLICA, advised each Portfolio. At that meeting, the Board terminated the investment advisory agreement between the Trust and MSIM because of recent and anticipated departures of certain key MSIM personnel as a result of the pending Acquisition.

The Board appointed Gartmore to act as investment adviser to each of the Portfolios pursuant to an interim investment advisory agreement (the "Interim Advisory Agreement"). The terms and conditions of the Interim Advisory Agreement are identical in all material respects to the previous investment advisory agreement between the Trust and MSIM, including the investment advisory fee rate. The Interim Advisory Agreement will become effective on October 1, 2002, and will terminate on the earlier of February 14, 2003 or upon shareholder approval of a new investment advisory agreement.

In connection with the appointment of Gartmore as investment adviser, the Board also approved the replacement of T. Rowe Price Associates, Inc., subadviser for the Mid Cap Growth Portfolio, with Gartmore. Gartmore, as interim investment adviser, will continue to use a "manager of managers" approach for managing the assets of the other Portfolios. Using the "manager of managers" approach, Gartmore allocates each of the Portfolio's assets to one or more investment subadvisers who specialize in the investment strategies that are intended to assist the Portfolio in achieving that Portfolio's investment goal.

NEW  INVESTMENT  ADVISORY  AGREEMENT

At the September 20, 2002 Board meeting, the Board approved a new advisory agreement with Gartmore (the "New Advisory Agreement"). The New Advisory Agreement is identical in all material respects to the Interim Advisory Agreement, except for the New Advisory Agreement's date of effectiveness and certain provisions regarding termination and the escrow of fees.

The New Advisory Agreement provides for the Agreement to become effective for each Portfolio on the date the Portfolio's shareholders approve the New Advisory Agreement. If approved by shareholders, the New Advisory Agreement would remain in effect, as to each Portfolio, until the earlier of February 14, 2005, or until the Reorganization's completion (currently anticipated to occur on or about April 30, 2003), unless otherwise terminated. Approval of the New Advisory Agreement by shareholders (and variable contract owners) would also permit Gartmore to continue to serve as investment adviser to each Portfolio until completion of the Reorganization of that Portfolio. If a Portfolio's shareholders do not approve the New Advisory Agreement, the Board will take appropriate action to arrange for alternative investment advisory arrangements for that Portfolio.

Upon completion of the Reorganization, subject to the supervision of the GVIT Trust's board of trustees, Gartmore will oversee the investment management of each of the Acquiring Funds and supervise their daily business affairs.
Gartmore has represented to the Board that Gartmore will not increase the investment advisory fees payable by any Acquiring Fund for at least two years from the date of the Acquisition. In addition, Gartmore has agreed to cap expenses on the J.P. Morgan GVIT Balanced Fund Class IV shares at 0.91% and cap expenses on the Comstock GVIT Value Fund Class IV shares at 0.95%, each for the period ending with the second anniversary of the Acquisition.

While in some instances where the Acquired Portfolio used a "manager of managers" strategy, the Acquiring Fund may also use a "manager of managers" strategy; however, in other instances the Acquiring Fund may not use a "manager of managers" strategy.

ADMINISTRATOR  AND  OTHER  SERVICE  PROVIDERS

- As of October 1, 2002, Gartmore SA Capital Trust ("GSA") serves as the Fund's administrator. Prior to October 1, 2002, PMLIC served as the Fund's administrator. As the administrator, GSA is responsible for providing services related to the general business administration of the Fund and the Portfolios, as well as providing general oversight and supervision of the Fund's other service providers. GSA has the authority under the administration agreement to subcontract the services provided for under the administration agreement.

- As of October 1, 2002, BISYS Fund Services Ohio, Inc. ("BISYS") provides certain administrative services to the Fund pursuant to a sub-service agreement between GSA and BISYS. Prior to October 1, 2002, BISYS provided fund accounting and certain administrative services to the Fund pursuant to a services agreement directly with the Fund.

- As of October 1, 2002, Gartmore Investors Services, Inc. ("GISI") serves as the Fund's transfer agent and dividend disbursing agent pursuant to a transfer agent and dividend disbursing agent agreement with the Fund. As of October 1, 2002, BISYS provides certain transfer agency services to the Fund pursuant to the sub-service agreement between GSA and BISYS. Prior to October 1, 2002, BISYS served as the Fund's transfer agent and dividend disbursing agent pursuant to a services agreement directly with the Fund.

-    Fifth  Third  Bank  continues  to  serve  as  the  Fund's  custodian.

- At the September 20, 2002 Board meeting, the Board approved an administrative services plan pursuant to which the Fund may pay fees to entities that provide administrative services to the Portfolios. As authorized by the administrative services plan, the Fund, on behalf of the Portfolios, has entered into agreements with NLICA and NLACA, effective October 1, 2002. (These administrative service agreements do not replace the prior administration agreement between the Fund and PMLIC.) Under these new administrative service agreements, NLICA and NLACA perform certain administrative record keeping services. The Fund pays NLICA and NLACA fees computed at the annual rate of 0.15% (0.10% for the Equity 500 Index Portfolio) of the average daily net assets represented by shares of the Portfolio held by owners of variable contracts issued by NLICA and NLACA, respectively.

The administrative and record keeping services for which the Fund pays NLICA and NLACA were previously provided to the Fund by PMLIC and PLACA without compensation.

EXPENSE  REIMBURSEMENT  AGREEMENT

Pursuant to a reimbursement agreement, Gartmore has voluntarily agreed to reimburse the Fund's Portfolios for certain ordinary operating expenses in excess of specified percentages of the Portfolio's average daily net assets. Prior to October 1, 2002, pursuant to a substantially similar reimbursement agreement, PMLIC had voluntarily agreed to reimburse the Fund's Portfolios for certain ordinary operating expenses at those same specified percentages of the Portfolio's average daily net assets.

EXPENSE  TABLE

The tables below describe the anticipated estimated fees and expenses of the Fund's Portfolios for periods after October 1, 2002. The information in these tables reflect the revised fees associated with the new service provider arrangements approved by the Board on September 20, 2002.



ANNUAL FUND OPERATING                   ALL PRO     ALL PRO     ALL PRO     ALL PRO     ALL PRO    EQUITY 500
EXPENSES                                 BROAD     LARGE CAP   LARGE CAP   SMALL CAP   SMALL CAP      INDEX
Expenses                                 EQUITY      GROWTH      VALUE       GROWTH      VALUE      PORTFOLIO
Deducted From                          PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
Fund Assets (as
a percentage of
average net
assets)
--------------------------------------------------------------------------------------------------------------
Management. . . . . . . . . . . . . .       0.74%       0.70%       0.70%       0.90%       0.90%        0.24%
Fee
--------------------------------------------------------------------------------------------------------------
Distribution. . . . . . . . . . . . .  None        None        None        None        None        None
and/or Service
Plan
(12b-1) Fee
--------------------------------------------------------------------------------------------------------------
Other Expenses1 . . . . . . . . . . .       0.31%       0.31%       0.31%       0.31%       0.29%        0.27%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses.       1.05%       1.01%       1.01%       1.21%       1.19%        0.51%
--------------------------------------------------------------------------------------------------------------
Waiver/Reimbur. . . . . . . . . . . .       0.15%       0.11%       0.11%       0.11%       0.09%        0.23%
sements of Fund
Expenses
--------------------------------------------------------------------------------------------------------------
Total Net . . . . . . . . . . . . . .       0.90%       0.90%       0.90%       1.10%       1.10%        0.28%
Annual Fund
Operating
Expenses
 (After
Waivers/Reimbu
rsements)
--------------------------------------------------------------------------------------------------------------





ANNUAL FUND OPERATING   INTERNATIONAL    MID CAP     BALANCED      BOND       MONEY
EXPENSES                  PORTFOLIO       GROWTH    PORTFOLIO   PORTFOLIO     MARKET
Expenses Deducted                       PORTFOLIO                           PORTFOLIO
From Fund Assets
(as a percentage of
average net assets)
--------------------------------------------------------------------------------------
Management Fee . . . .           0.75%       0.75%       0.55%       0.40%       0.25%
--------------------------------------------------------------------------------------
Distribution and/or. .  None            None        None        None        None
Service Plan
(12b-1) Fee
--------------------------------------------------------------------------------------
Other Expenses1. . . .           0.30%       0.31%       0.31%       0.29%       0.30%
--------------------------------------------------------------------------------------
Total Annual Fund. . .         1.05%2        1.06%     0.86%2      0.69%2        0.55%
Operating Expenses
--------------------------------------------------------------------------------------
Waiver/Reimburse . . .             --        0.11%         --        0.01%       0.05%
ments of Fund
Expenses
--------------------------------------------------------------------------------------
Total Net Annual . . .             --        0.95%         --        0.68%       0.50%
Fund Operating
Expenses (After
Waivers/Reimburse
ments)
--------------------------------------------------------------------------------------




POST-REORGANIZATION  PORTFOLIO  CHANGES

ALL  PRO  BROAD  EQUITY  PORTFOLIO

     CHANGE  IN  NAME,  INVESTMENT  OBJECTIVE,  AND  INVESTMENT  STRATEGY

-    New  name  -  GARTMORE  GVIT  TOTAL  RETURN  FUND

- Change in investment objective from "long term capital appreciation" to "total return through a flexible combination of capital appreciation and current income."

- Shift from investments "primarily in equity securities of both larger and smaller companies included in the Wilshire 5000 Index" to investments primarily "in common stock of large capitalization companies" and convertible securities generally.

- Shift from a multi-manager structure employing four subadvisers with different investment styles, each managing a different asset segment, to a single investment adviser.

ALL  PRO  LARGE  CAP  GROWTH  PORTFOLIO

     CHANGE  IN  NAME  AND  INVESTMENT  STRATEGY

-    New  name  -  GARTMORE  GVIT  GROWTH  FUND

- Shift from investments "primarily in equity securities of larger companies included in the Wilshire 5000 Index" to investments primarily "in the common stock of large capitalization companies and convertible securities."

- Shift from a multi-manager structure employing two subadvisers managing approximately equal asset segments to a single investment adviser.

- GVIT Growth Fund's investment adviser may engage in active and frequent trading of securities which may result in higher transaction costs and increased volatility.

ALL  PRO  LARGE  CAP  VALUE  PORTFOLIO

     CHANGE  IN  NAME,  INVESTMENT  OBJECTIVE,  AND  INVESTMENT  STRATEGY

-    New  name  -  COMSTOCK  GVIT  VALUE  FUND

- Change in investment objective from "long-term capital appreciation" to "capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks."

- Shift from investments "primarily in undervalued equity securities of larger companies included in the Wilshire 5000 Index" to investments in equity securities of large, medium, and small size companies.

- As part of its principal investment strategies, the Comstock GVIT Value Fund may invest up to 25% of its total assets in securities of foreign issuers.

- Shift from a multi-manager structure employing two subadvisers managing approximately equal asset segments to a single subadviser.

-    New  subadviser  -  Van  Kampen  Asset  Management,  Inc.

ALL  PRO  SMALL  CAP  GROWTH  PORTFOLIO

     CHANGE  IN  NAME,  INVESTMENT  OBJECTIVE,  AND  INVESTMENT  STRATEGY

-    New  name  -  GVIT  SMALL  COMPANY  FUND

- Change in investment objective from "long-term capital appreciation" to "long-term growth of capital."

- Shift from investments "primarily in equity securities of smaller companies included in the Wilshire 5000 Index" to investments "primarily in equity securities of small capitalization companies" similar to those in the Russell 2000 Index.

- A portion of the GVIT Small Company Fund's assets may also be invested in equity securities of foreign issuers and equity securities of companies whose market capitalizations exceed that of small capitalization companies.

- Shift to a non-diversified fund that may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

- Shift from a multi-manager structure employing two subadvisers managing different asset segments to a multi-manager structure where the investment adviser and four subadvisers with different investment styles each manage different asset segments.

- GVIT Small Company Fund's investment adviser and subadviser may engage in active and frequent trading of securities which may result in higher transaction costs and increased volatility.

-    New  subadvisers
          o The Dreyfus Corporation
          o Gartmore Global Partners
          o Neuberger Berman, LLC
          o Strong Capital Management, Inc.

-     Waddell  &  Reid  Investment  Management  Company

ALL  PRO  SMALL  CAP  VALUE  PORTFOLIO

     CHANGE  IN  NAME,  INVESTMENT  OBJECTIVE,  AND  INVESTMENT  STRATEGY

-    New  name  -  GVIT  SMALL  CAP  VALUE  FUND

- Change in investment objective from "long-term capital appreciation" to "capital appreciation."

- Shift from investments "primarily in undervalued equity securities of smaller companies included in the Wilshire 5000 Index" to investments in "equity securities issued by small capitalization companies" similar to those in the Russell 2000 Index.

- Shift from a multi-manager structure employing two subadvisers managing approximately equal asset segments to a multi-manager structure where the investment adviser and a subadviser each manage a portion of the Fund.

- The GVIT Small Cap Value Fund will invest in securities of foreign issuers and special situation companies (companies that have experienced significant business problems but which the adviser or subadviser believes have favorable prospects for recovery).

- GVIT Small Cap Value Fund's investment adviser and subadviser may engage in active and frequent trading of securities which may result in higher transaction costs and increased volatility.

-    New  subadviser  -  The  Dreyfus  Corporation

MID  CAP  GROWTH  PORTFOLIO

     CHANGE  IN  NAME  AND  INVESTMENT  OBJECTIVE


-    New  Name  -  GARTMORE  GVIT  MID  CAP  GROWTH  FUND


- Change in investment objective from "a high level of long-term capital appreciation" to "long-term capital appreciation."

- As part of its principal investment strategies, GVIT Mid Cap Growth Fund may invest in preferred stocks, convertible securities, and warrants.


BALANCED  PORTFOLIO

     CHANGE  IN  NAME,  INVESTMENT  OBJECTIVE,  AND  INVESTMENT  STRATEGY

-    Name  change  -  J.P.  MORGAN  GVIT  BALANCED  FUND

- Change in investment objective from "as high a level of long-term total rate of return as is consistent with prudent investment risk" to "a high total return from a diversified portfolio of equity and fixed income securities."

- As part of its principal investment strategies, J.P. Morgan GVIT Balanced Fund may invest a portion of its fixed income securities in lower quality debt instruments and emerging markets securities.

-    Equity  portion  will  shift  from  growth-oriented  investments

-    New  subadviser  -  J.P.  Morgan  Investment  Management  Inc.

INTERNATIONAL  PORTFOLIO

     CHANGE  IN  NAME  AND  INVESTMENT  OBJECTIVE

-    New  Name  -  DREYFUS  GVIT  INTERNATIONAL  VALUE  FUND

- Change in investment objective from "long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies" to "long-term capital appreciation."

- Sandor Cseh, Senior Vice President and Co-Director of International Equities of The Boston Company, an affiliate of The Dreyfus Corporation, and D. Kirk Henry, Senior Vice President of The Boston Company and Co-Director of International Equities of The Boston Company, will be the co-managers for the Dreyfus GVIT International Value Fund and, through The Boston Company, currently co-manage the Market Street Fund International Portfolio. Mr. Cseh and Mr. Henry have served as the co-managers of the Market Street Fund International Portfolio since 1991. Mr. Cseh has over 30 years of experience in investment management. Mr. Henry has over 20 years experience in investment management.

BOND  PORTFOLIO

     CHANGE  IN  NAME,  INVESTMENT  OBJECTIVE,  AND  INVESTMENT  STRATEGY

-    New  name  -  GARTMORE  GVIT  GOVERNMENT  BOND  FUND

- Change in investment objective from "a high level of current income consistent with prudent investment risk" to "as high a level of income as is consistent with the preservation of capital."

- Shift from investments "primarily in a diversified portfolio of fixed income securities of U.S. and foreign issuers" to investments in "U.S. government and agency bonds, bills, and notes."

- Shift from investment subadviser that uses active fixed-income management techniques, including short-term trading

- Shift from investments in lower quality debt instruments and securities of foreign issuers

- Shift from a multi-manager structure employing one subadviser to a single investment adviser.

EQUITY  500  INDEX  PORTFOLIO

     CHANGE  IN  NAME  AND  INVESTMENT  STRATEGY

-     New  Name  -  GVIT  EQUITY  500  INDEX  FUND

- Shift to a non-diversified fund that may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

- Anne B. Eisenberg manages the Market Street Fund Equity 500 Index Portfolio and will manage the GVIT Equity 500 Index Fund. Ms. Eisenberg is a Principal of SSgA Funds Management, Inc. and a Senior Portfolio Manager within the Global Structured Products Group. Ms. Eisenberg joined SSgA in 1982 and has over sixteen years of experience managing index funds. In addition, Ms. Eisenberg acts as the Transition Management liaison between the Global Structures Products Group and State Street Brokerage Services, Inc.

MONEY  MARKET  PORTFOLIO

     CHANGE  IN  NAME  AND  INVESTMENT  OBJECTIVE

-    New  name  -  GARTMORE  GVIT  MONEY  MARKET  FUND

- Change in investment objective from "maximum current income consistent with capital preservation and liquidity" to "as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity." NEW ADVISER FOR MARKET STREET FUND PORTFOLIOS

-    GARTMORE  MUTUAL  FUND  CAPITAL  TRUST ("Gartmore"). As of October 1, 2002,
     Gartmore manages the investment of the assets and supervises the daily business affairs of Market Street Fund. Gartmore was organized in 1999, and manages mutual funds. As of June 30, 2002, Gartmore and its affiliates had approximately $29 billion in assets under management, of which $14.3 billion is managed by Gartmore. Gartmore is located at 1200 River Road, Conshohocken, Pennsylvania 19428.

MARKET STREET FUND MID CAP GROWTH PORTFOLIO MANAGER: As of October 1, 2002, the Portfolio is managed by Robert D. Glise, CFA. Mr. Glise is a Chartered
Financial Analyst and has been with NorthPoint Capital LLC, an affiliate of Gartmore, since April 2002. Prior to joining NorthPoint Capital LLC, Mr. Glise was a Senior Portfolio Manager at Munder Capital Management from August 1998 through April 2002. From April 1993 through January 1998, he was a Portfolio Manager at Eaton Corporation.

PORTFOLIO  MANAGERS  FOR  GARTMORE  VARIABLE  INSURANCE  TRUST

-    GVIT  SMALL  COMPANY FUND PORTFOLIO MANAGERS: Jeffrey C. Petherick and Mary
     C. Champagne are co-portfolio managers of the portion of the GVIT Small Company Fund managed by Gartmore. Prior to joining Gartmore in January 2000, Mr. Petherick and Ms. Champagne had co-managed institutional and retail small cap value equity investments at Loomis, Sayles & Company, L.P., including the Loomis Sayles GVIT Small Cap Value Fund, since June 1995. Mr. Petherick and Ms. Champagne also currently co-manage the Gartmore Value Opportunities Fund, the NorthPointe GVIT Small Cap Value Fund and a portion of the GVIT Small Cap Value Fund.
-

GARTMORE GVIT TOTAL RETURN FUND PORTFOLIO MANAGERS :  Simon Melluish and William
H.  Miller  are  co-portfolio  managers  of  the  Fund.

Mr. Miller began co-managing the Fund on September 1, 2000. Prior to joining Gartmore in July 1999, Mr. Miller held the following positions: Senior Portfolio Manager, Putnam Investments (1997-1999); Vice President and Assistant Portfolio Manager, Delaware Management Company (1995-1997); President and Investment Manager, Janney Montgomery Scott LLC (1994-1995); and Vice President and Investment Manager, Rutherford Capital Management (1985-1994).

Mr. Melluish began co-managing the Fund on September 3, 2002. Mr. Melluish joined Gartmore Investment Management plc, an affiliate of Gartmore, in 1995 as an Investment Manager for the Global Portfolio Team with specific responsibility for the U.S. equity market. In July 2000, he was appointed head of Equities. In addition to the Fund, Mr. Melluish also currently manages the Gartmore Total Return Fund, the Gartmore Nationwide Leaders Fund and the Gartmore GVIT Nationwide Leaders Fund.

- GARTMORE GVIT GROWTH FUND PORTFOLIO MANAGER: Christopher Baggini is the portfolio manager of the Fund. Mr. Baggini joined Gartmore in March 2000. Prior to joining Gartmore., Mr. Baggini was a Portfolio Manager for Allied Investment Advisors.

- GARTMORE GVIT GOVERNMENT BOND FUND PORTFOLIO MANAGER: Gary Hunt, CFA, has managed the Fund since 1997. Mr. Hunt also manages the Gartmore Government Bond Fund and the Nationwide Global U.S. Government Bond Fund, an off-shore fund. Mr. Hunt joined Nationwide, an affiliate of Gartmore, in 1992 as a securities analyst. Mr. Hunt is currently a director and manages the U.S. Agency Mortgage Backed sector and Commercial Mortgage Backed Securities portfolio for Nationwide.

SUBADVISERS  FOR  GARTMORE  VARIABLE  INSURANCE  TRUST

- VAN KAMPEN ASSET MANAGEMENT, INC. ("VKAM"), 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555, is the subadviser for the Comstock GVIT Value Fund. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company that administers more than three million retail investors accounts, has extensive capabilities for managing institutional portfolios and has more than $416 billion under management or supervision as of March 31, 2002. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

COMSTOCK GVIT VALUE FUND PORTFOLIO MANAGERS: The Fund is managed by a team of portfolio managers headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been a Managing Director since December 2000 and became a Senior Vice President of VKAM in December 1998 and a Vice President and a Portfolio Manager of VKAM in June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of VKAM and has been employed by VKAM since November 1991.

Jason S. Leder and Kevin C. Holt are responsible as co-managers for the day-to-day management of the Fund 's investment portfolio. Mr. Leder has been a Vice President of VKAM since February 1999 and became an Assistant Vice
President of VKAM in October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of VKAM. Prior to April 1995, Mr. Leder was a
Securities  Analyst  for  two  years  with  Salomon  Brothers,  Inc.

Mr. Holt has been a Vice President of VKAM since August 1999. Prior to joining VKAM in August of 1999, Mr. Holt was a Senior Research Analyst with Strong Capital Management from October 1997 to August 1999. From July 1995 to October 1997, he was a Portfolio Manager/Analyst with Citibank Global Asset Management.

- THE DREYFUS CORPORATION ("Dreyfus") is the subadviser for portions of the GVIT Small Cap Value Fund and the GVIT Small Company Fund. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. As of December 31, 2001, Dreyfus managed or administered approximately $185 billion in assets for approximately 1.6 million investor accounts nationwide.

GVIT SMALL CAP VALUE FUND PORTFOLIO MANAGER: Peter I. Higgins has primary day-to-day responsibility for management of the portion of the GVIT Small Cap Value Fund's portfolio managed by Dreyfus. He has held that position since the inception of the Fund, and has been employed by Dreyfus since May 1996 and by The Boston Company Asset Management, LLC, an affiliate of Dreyfus or its predecessor since May 1991.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: The primary portfolio managers for the portion of the GVIT Small Company Fund's portfolio managed by Dreyfus are Paul Kandel and Hilary Woods. Mr. Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and initial public offerings in the telecommunications, technology and selected media industries.

Ms. Woods serves as a Senior Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1987.

- GARTMORE GLOBAL PARTNERS ("GGP"), 1200 River Road, Conshohocken, Pennsylvania 19428, is a subadviser for a portion of the GVIT Small Company Fund. GGP, an affiliate of Gartmore, is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and manages approximately $1.1 billion in assets.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: GGP's International Small Cap Specialists are responsible for the investment management of GGP's portion of the GVIT Small Company Fund.

- NEUBERGER BERMAN, LLC ("Neuberger Berman") is the subadviser for a portion of the GVIT Small Company Fund. Neuberger Berman has offices located at 605 Third Avenue, New York, New York 10158. Neuberger Berman and its predecessor firms and affiliates have specialized in the management of no-load mutual funds since 1950. Neuberger Berman and its affiliates manage securities accounts that had approximately $59 billion of assets as of December 31, 2001. Neuberger Berman is a member firm of the NYSE and other principal exchanges and acts as the Fund's primary broker in the purchase and sale of securities for the portion of the Fund's portfolio managed by Neuberger Berman.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D'Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman's subadvisory activities for the GVIT Small
Company Fund. Ms. Vale and Mr. D'Alelio also have primary responsibility for the day-to-day management of the Neuberger Berman Genesis Portfolio.

- STRONG CAPITAL MANAGEMENT INC. ("Strong"), P.O. Box 2936, Milwaukee, Wisconsin 53201, is the subadviser for a portion of the GVIT Small Company Fund. Strong was formed in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts. Strong provides investment management services for mutual funds and other investment portfolios representing assets of over $46 billion as of December 31, 2001.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Ronald C. Ognar and Brandon M. Nelson are co-portfolio managers for the portion of the GVIT Small Company Fund managed by Strong. Together they are primarily responsible for the day-to-day management of Strong's portion of the Fund's portfolio.

Ronald C. Ognar, CFA, has over 30 years of investment experience. He joined Strong as a portfolio manager in April 1993. Mr. Ognar also manages the Strong Growth Fund and the Strong Growth 20 Fund; and he co-manages the Strong Advisor Mid Cap Growth Fund, Strong Advisor Focus Fund, Strong Large Cap Growth Fund, and the Strong Mid Cap Growth Fund II.

Brandon M. Nelson, CFA, has over four years of investment experience. Mr. Nelson joined Strong as a research analyst in 1996. Mr. Nelson received an M.S. degree in finance from the University of Wisconsin-Madison and was selected to participate in the Applied Security Analysis Program. Mr. Nelson also earned a B.B.A. degree in finance from the University of Wisconsin-Madison. Mr. Nelson is also co-portfolio manager to two other small-cap funds for which Strong acts as subadviser.

- WADDELL & REED INVESTMENT MANAGEMENT COMPANY ("WRIMCO") is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts and is subadviser for a portion of the GVIT Small Company Fund. As of December 31, 2001, WRIMCO managed over $31 billion in assets.

GVIT SMALL COMPANY FUND PORTFOLIO MANAGERS: Mark G. Seferovich and Grant P. Sarris together manage a portion of the GVIT Small Company Fund. Mr. Seferovich is Senior Vice President of WRIMCO and Vice President of certain other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.

Mr. Sarris is Vice President of WRIMCO and Vice President of certain other investment companies for which WRIMCO serves as an investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1, 1991 to January 1, 1996. From January 1996 to May 1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO since October 1, 1991.

- J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036, a wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company, is the subadviser for the J.P. Morgan GVIT Balanced Fund. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of December 31, 2001, the subadviser and its affiliates had over $600 billion in assets under management.

BALANCED FUND PORTFOLIO MANAGERS: Patrik Jakobson, Vice President, and Rhonda Kershner, Vice President, are the portfolio managers for the J.P. Morgan GVIT Balanced Fund. Mr. Jakobson joined J.P. Morgan in 1987, spending five years as a research analyst specializing in the retailing industry. Subsequently, Mr. Jakobson managed equity and balanced accounts and is currently responsible for managing global balanced portfolios. He is also a member of the Asset Allocation Services group. Ms. Kershner joined J.P. Morgan in 1984 and has held positions in derivatives trading as well as in asset allocation research. She is also a member of the Asset Allocation Services Group, specializing in global tactical asset allocation.

COMPARISON  OF  INVESTMENT  ADVISORY  FEES
The below chart compares the investment advisory fees currently payable by the Acquired Funds and the Acquiring Funds.



MARKET STREET                                          GARTMORE
FUND                                                   VARIABLE
ACQUIRED                                           INSURANCE TRUST
PORTFOLIOS                     FEE                 ACQUIRING FUNDS                   FEE
--------------------------------------------------------------------------------------------------
All Pro Broad . .  -  0.75% on the first $200    Gartmore GVIT Total   -  0.60% on assets up to $1
Equity. . . . . .  million                       Return Fund           billion
Portfolio . . . .  -  0.70% on assets in excess                        -  0.575% on assets of $1
                   of $200 million                                     billion and more but less
                                                                       than $2 billion
                                                                       -  0.55% on assets of $2
                                                                       billion and more but less
                                                                       than $5 billion
                                                                       -  0.50% for assets of $5
                                                                       billion and more
--------------------------------------------------------------------------------------------------
All Pro Large Cap  -  0.70% on the first $200    Gartmore GVIT Growth  -  0.60% on assets up to $1
Growth Portfolio.  million                       Fund                  billion
                   -  0.65% on assets in excess                        -  0.575% on assets of $1
                   of $200 million                                     billion and more but less
                                                                       than $2 billion
                                                                       -  0.55% on assets of $2
                                                                       billion and more but less
                                                                       than $5 billion
                                                                       -  0.50% for assets of $5
                                                                       billion and more
--------------------------------------------------------------------------------------------------
All Pro Large Cap  -  0.70% on the first $200    Comstock GVIT Value   -  0.80% on assets up to $50
Value Portfolio .  million                       Fund                  million
                   -  0.65% on assets in excess                        -  0.65% on assets of $50
                   of $200 million                                     million and more but less
                                                                       than $250 million
                                                                       -  0.60% on assets of $250
                                                                       million and more but less
                                                                       than $500 million
                                                                       -  0.55% for assets of $500
                                                                       million and more
--------------------------------------------------------------------------------------------------
All Pro Small Cap  -  0.90% on the first $200    GVIT Small Company    -  0.93% of average daily
Growth Portfolio.  million                       Fund                  net assets
                   -  0.85% on assets in excess
                   of $200 million
--------------------------------------------------------------------------------------------------
All Pro Small Cap  -  0.90% on the first $200    GVIT Small Cap        -  0.90% on assets up to $200
Value Portfolio .  million                       Value Fund            million
                   -  0.85% on assets in excess                        -  0.85% for assets of $200
                   of $200 million                                     million and more
--------------------------------------------------------------------------------------------------
Balanced. . . . .  -  0.55% on                   J.P. Morgan GVIT      -  0.75% on assets up to $100
Portfolio . . . .  all assets                    Balanced Fund         million
                                                                       -  0.70% for assets of $100
                                                                       million and more
--------------------------------------------------------------------------------------------------
Bond. . . . . . .  -  0.40% on                   Gartmore GVIT         -  0.50% on assets up to $1
Portfolio . . . .  all assets                    Government Bond       billion
                                                 Fund                  -  0.475% on assets of $1
                                                                       billion and more but less
                                                                       than $2 billion
                                                                       -  0.45% on assets of $2
                                                                       billion and more but less
                                                                       than $5 billion
                                                                       -  0.40% for assets of $5
                                                                       billion and more
--------------------------------------------------------------------------------------------------
Equity 500. . . .  -  0.24% on all assets        GVIT Equity 500       -  0.24% of average daily net
Index Fund                                       Index Fund            assets
--------------------------------------------------------------------------------------------------
International . .  -  0.75% on the first $500    Dreyfus GVIT          -  0.75% on the first $500
Portfolio . . . .  -  0.70% on assets in excess  International Value   million assets
                   of $500 million               Fund                  -  0.70% on assets in excess of
                                                                       $                    500 million
--------------------------------------------------------------------------------------------------
Mid Cap Growth. .  -  0.75% on the first $200    Gartmore GVIT Mid     -  0.75% of average daily net
Portfolio . . . .  million                       Cap Growth Fund       assets
                   -  0.70% on assets in excess                        -  0.70% for assets of $200
                   of $200 million                                     million or more
--------------------------------------------------------------------------------------------------
Money Market. . .  -  0.25% on all assets        Gartmore GVIT Money   -  0.40% on assets up to $1
Portfolio                                        Market Fund           billion
                                                                       -  0.38% on assets of $1
                                                                       billion and more but less
                                                                       than $2 billion
                                                                       -  0.36% on assets of $2
                                                                       billion and more but less
                                                                       than $5 billion
                                                                       -  0.34% for assets of $5
                                                                       billion and more




APPENDIX  B  -  FINANCIAL  HIGHLIGHTS

The Financial Highlights information from the Trust's Semi-Annual Report dated June 30, 2002, which either accompanies the Trust's Prospectuses or has previously been provided to the person to whom the Prospectuses are being sent, is incorporated herein by reference.

The statement of additional information, which contains additional information about the Trust, is incorporated herein by reference.


Exhibit  17(f)
================================================================================

                               MARKET STREET FUND
                              300 CONTINENTAL DRIVE
                                NEWARK, DE 19713
                                 1-800-688-5177

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 10, 2002
                          (AS REVISED OCTOBER 1, 2002)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Market Street Fund prospectuses (a "Prospectus"), dated May 1, 2002, and retained for future reference. This SAI is incorporated in its entirety by reference into the Prospectuses.

Copies of the Prospectuses to which this SAI relates are available at no charge by writing to Market Street Fund (the "Fund") at the above address or by calling the telephone number listed above. Terms not defined in this SAI shall have the same meaning as given these terms in the Prospectuses.

The Fund's financial statements for the fiscal year ended December 31, 2001, and the Auditor's reports thereon, are incorporated herein by reference to the Fund's Annual Report dated December 31, 2001. The Fund's unaudited financial statements for the fiscal period ended June 30, 2002 are incorporated herein by reference to the Fund's Semi-Annual Report dated June 30, 2002. Each of the Annual and Semi-Annual Report may be obtained without charge by calling the Fund at the telephone number listed above.

                                TABLE OF CONTENTS



                                                    PAGE
General Information and History. . . . . . . . . .     1
Control Persons. . . . . . . . . . . . . . . . . .     1
Investment Objectives of the Portfolios. . . . . .     2
Investment Restrictions. . . . . . . . . . . . . .     2
Investment Techniques and Risks. . . . . . . . . .     4
Portfolio Turnover . . . . . . . . . . . . . . . .    23
Management of the Fund . . . . . . . . . . . . . .    24
Investment Advisory and Other Services . . . . . .    29
Portfolio Transactions and Brokerage Allocation. .    45
Determination of Net Asset Value . . . . . . . . .    48
Redemption of Shares . . . . . . . . . . . . . . .    50
Federal Tax Status of the Portfolios . . . . . . .    50
Capitalization . . . . . . . . . . . . . . . . . .    55
Codes of Ethics. . . . . . . . . . . . . . . . . .    56
Investment Performance . . . . . . . . . . . . . .    57
Other Services . . . . . . . . . . . . . . . . . .    61
Financial Statements . . . . . . . . . . . . . . .    62
Appendix - Description of Money Market Instruments
   and Commercial Paper and Bond Ratings . . . . .  A-1

                                       65
WO  133220.3
                         GENERAL INFORMATION AND HISTORY

Market Street Fund, a Delaware business trust created on October 30, 2000, as of the close of business on January 26, 2001, was converted from Market Street Fund, Inc., a Maryland corporation, which was incorporated in the state of Maryland on March 21, 1985 (together, Market Street Fund and Market Street Fund, Inc. are referred to as the "Fund"). The Fund is an open-end management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" type of mutual fund, the Fund issues separate series of shares of beneficial interest for each investment portfolio representing fractional undivided interests in that portfolio. Currently there are eleven separate investment portfolios (each a "Portfolio," together, the "Portfolios"), each of which is "diversified" as that term is defined under the 1940 Act. Each current Portfolio, or a new portfolio organized in the future, may offer one or more classes of shares in a single investment portfolio. A Portfolio investor is entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gain on the investments of that Portfolio, as well as a pro-rata share in any losses of that Portfolio. None of the Portfolios intends to concentrate its respective investments in a particular industry or group of industries.

On October 1, 2002, pursuant to the terms of a sponsored demutualization, Provident Mutual Life Insurance Company ("Provident Mutual") converted from a mutual insurance company to a stock insurance company and became a wholly-owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"). As a result of the sponsored demutualization, Provident Mutual was renamed Nationwide Life Insurance Company of America ("NLICA") and Providentmutual Life and Annuity Company of America ("PLACA") was renamed Nationwide Life and Annuity Company of America ("NLACA").

The Fund's Portfolios serve as investment media for variable life insurance contracts and variable annuity contracts issued by NLICA, NLACA, and, from time to time, certain other insurance companies. Each of NLICA and NLACA is located at 1000 Chesterbrook Boulevard, Berwyn, PA 19312. Other than the shares originally sold directly to Provident Mutual and PLACA as initial shareholders in the All Pro Broad Equity (formerly, Growth), All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, International, Mid Cap Growth (formerly, Aggressive Growth), Balanced (formerly, Managed), Bond, and Money Market Portfolios, shares of the Portfolios are sold only to separate accounts of NLICA and NLACA, and may be sold to separate accounts of other affiliated or unaffiliated insurance companies, in order to fund variable annuity contracts or variable life insurance policies.

                                 CONTROL PERSONS

As of the date of this SAI, certain separate accounts supporting variable contracts issued by NLICA and NLACA are the only controlling shareholders of the Portfolios. As the primary holders of the shares of the Portfolios, NLICA and NLACA together currently are deemed to "control" these Portfolios under the 1940 Act because each holds in excess of 25% of a Portfolio's outstanding shares. NLICA and NLACA will continue in this position with respect to the Fund's
Portfolios until other insurance companies, selling significant amounts of variable life insurance and variable annuities, have made substantial investments in the Portfolios' shares. For purposes of voting on matters submitted to shareholders, any person who holds a "controlling" interest in a fund, or a series thereof, may be able to significantly influence the outcome of any shareholder vote. However, each of NLICA and NLACA generally votes the relevant shares at the shareholders' meetings in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts.

As of March 31, 2002, no policyholder owned a policy or contract that individually or in the aggregate had a total interest in any Portfolio of more than 5%. As of March 31, 2002, the officers and trustees of the Fund as a group did not beneficially own as policyholders more than a 1% interest in any Portfolio.

                     INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objective or objectives of each Portfolio are set forth below. These investment objectives are fundamental and may not be changed unless authorized for each Portfolio by the vote of a "1940 Act majority" of the outstanding voting shares of the affected Portfolio, voting separately. Approval by a "1940 Act majority" of a Portfolio's outstanding voting securities means the approval by the lesser of (1) more than 50% of the Portfolio's outstanding voting securities, or (2) 67% or more of the Portfolio's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present (in person or by proxy) (hereinafter referred to as a "1940 Act Vote").



NAME OF PORTFOLIO                   INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------
All Pro Broad Equity Portfolio . .  Long-term capital appreciation.
----------------------------------------------------------------------------------------
All Pro Large Cap Growth Portfolio  Long-term capital appreciation.
----------------------------------------------------------------------------------------
All Pro Large Cap Value Portfolio.  Long-term capital appreciation.
----------------------------------------------------------------------------------------
All Pro Small Cap Growth Portfolio  Long-term capital appreciation.
----------------------------------------------------------------------------------------
All Pro Small Cap Value Portfolio.  Long-term capital appreciation.
----------------------------------------------------------------------------------------
Equity 500 Index Portfolio . . . .  Long-term capital appreciation.
----------------------------------------------------------------------------------------
International Portfolio. . . . . .  Long-term growth of capital primarily through investments in a diversified portfolio of
                                    marketable equity securities of established
                                    foreign issuer companies.
----------------------------------------------------------------------------------------
Mid Cap Growth Portfolio . . . . .  A high level of long-term capital appreciation.
----------------------------------------------------------------------------------------
Balanced Portfolio . . . . . . . .  As high a level of long-term total rate of return as is consistent with prudent investment risk.
----------------------------------------------------------------------------------------
Bond Portfolio . . . . . . . . . .  A high level of current income consistent with prudent investment risk.
----------------------------------------------------------------------------------------
Money Market Portfolio . . . . . .  Maximum current income consistent with capital preservation and liquidity.
----------------------------------------------------------------------------------------



                            INVESTMENT RESTRICTIONS

The following specific restrictions supplement the discussion of the Portfolios' investment objectives and policies set forth in each Prospectus.

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the eleven Portfolios. These restrictions may not be changed except by holders of a 1940 Act majority of outstanding voting shares of each Portfolio affected. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund may:

     (1) with respect to 75% of the Portfolio's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio;

     (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

     (3) borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) borrow for temporary or emergency purposes to the extent permitted by the federal securities laws and related rules, regulations, and interpretations of the Securities and Exchange Commission, (d) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (e) purchase securities on margin to the extent permitted by applicable law;

     (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities or other assets if, as a result, no more than 30% of its total assets would be lent to other parties, to the extent permitted by applicable law;

     (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be considered an underwriting;

     (6) purchase or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

     (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Pursuant to the Prospectus disclosure, Investment Restriction number (7) prohibits the purchase or sale of physical commodities, and related contracts on these commodities, but does not prohibit the purchase or sale of options and futures contracts on currency and financial instruments.
The following restrictions are not fundamental policies and may be changed without the approval of the outstanding voting shares of the affected Portfolio. No Portfolio may:

     (1) sell securities short or maintain a short position except for short sales against the box; or

     (2) invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities, except this policy does not apply to the International Portfolio; or

     (3) acquire any security which is not readily marketable if more than 15% of the net assets of the Portfolio (other than the Money Market Portfolio), and 10% of the net assets of the Money Market Portfolio, taken at market value, would be invested in such securities; or

     (4) enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets; or

     (5) invest in securities of another registered investment company, except to the extent permitted by Sections 12(d)(1)(A) and (B) of the 1940 Act.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                        INVESTMENT TECHNIQUES AND RISKS

The following disclosure supplements the discussion of the Portfolios' investment objectives and policies set forth in the Prospectuses.

CASH  RESERVES  AND  TEMPORARY  DEFENSIVE  POSITIONS

Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes to preserve capital, invest all or part of its assets in cash and/or money market instruments of the type in which Money Market Portfolio may invest. For temporary defensive purposes to preserve capital, the International Portfolio may hold part or all of its assets in foreign currency or in non-U.S. dollar short-term debt securities.

BANK  OBLIGATIONS

These are certificates of deposit, bankers' acceptances and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

A Portfolio will not invest in any debt security issued by a commercial bank unless: (a) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (b) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (c) in the case of foreign banks, the security is, in the opinion of the Fund's adviser or a subadviser, of an investment quality comparable to other debt securities that may be purchased by a Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN  BANK  OBLIGATIONS

Investments by a Portfolio in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, the adviser or a subadviser carefully evaluates these investments on a case-by-case basis.

SHORT-TERM  CORPORATE  DEBT  SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) that have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates.

COMMERCIAL  PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

VARIABLE  RATE  MASTER  DEMAND  NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Portfolio and the issuer, the notes are not normally traded. Although no active secondary market may exist for these notes, a Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the adviser or a subadviser that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, the adviser or a subadviser considers the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE  AGREEMENTS

Each Portfolio may invest in repurchase agreements with banks meeting the qualifications described above in "Bank Obligations" or with dealers in U.S. Government securities who are reporting dealers on the Federal Reserve Bank of New York's list of primary reporting dealers or their affiliates. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and date (ordinarily a week or less). The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily U.S.
Government securities, but may consist of other securities in which the respective Portfolios may otherwise invest. Each Portfolio (except the Money Market Portfolio) will not invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of its net assets in repurchase agreements that have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Under no circumstances will a Portfolio enter into a repurchase agreement with an adviser or an affiliate of an adviser.

The primary risk of investing in repurchase agreements is that, to the extent that the proceeds from any sale of the underlying securities and other collateral relating to a repurchase agreement upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss (including loss of interest on or principal of the security) may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund will conduct all repurchase agreement transactions with counterparties that meet standards of credit worthiness described above for banks or broker-dealers with which the Fund enters into repurchase agreements, and the Board of Trustees (the "Board") may review compliance with these credit standards by all parties periodically.

OTHER  INVESTMENT  COMPANIES

The Fund has adopted a non-fundamental restriction relating to the Portfolios investing in securities of another registered investment company. The Fund's Portfolios may purchase the securities of other investment companies to the extent permitted under Sections 12(d)(1)(A) and (B) of the 1940 Act and the rules thereunder, as amended from time to time. Under those sections of the 1940 Act and the applicable rules, a Portfolio may purchase no more than 3% of the outstanding shares of another investment company (whether registered or unregistered). Moreover, a Portfolio may not invest more than 5% of its total assets in another investment company, and also may not invest more than 10% of its total assets in other investment companies.

ILLIQUID  AND  RESTRICTED  SECURITIES

The Equity 500 Index Portfolio does not invest in illiquid assets. However, no Portfolio (other than Money Market Portfolio) may invest more than 15%, and Money Market Portfolio may not invest more than 10%, of the value of its net assets in securities that are not readily marketable. This limit does not apply to a Portfolio's investment in securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933 that the Board or its delegate has determined are liquid. This restriction does apply to repurchase agreements maturing in more than seven days and to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Fund's Portfolios.

Each Portfolio may purchase and sell restricted securities (i.e., those that are required to be registered under the Securities Act of 1933 before distribution to the general public), including restricted securities eligible for resale under Rule 144A. The Board may adopt guidelines and delegate to the adviser or a subadviser the daily function of determining and monitoring liquidity. The Board, however, will retain oversight and monitor the determinations.

BORROWING

Each Portfolio may borrow from banks, and other financial institutions that meet the requirements of the 1940 Act, or through reverse repurchase agreements, in amounts up to 30% of its total assets (including the amount borrowed). Each Portfolio also may, to the extent permitted by applicable law, borrow from a bank up to an additional 5% of its total assets, for temporary purposes, and may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and purchase securities on margin to the extent permitted by applicable law. No Portfolio will borrow money for leveraging purposes, and no Portfolio will purchase additional securities while its borrowings exceed the above-specified limits. As required by the 1940 Act, each Portfolio will maintain continuous asset coverage of at least 300% of the amount borrowed. In the event that a Portfolio's asset coverage falls below
300%, the Portfolio may be required to sell securities within three days to reduce the amount of its borrowing and restore the 300% asset coverage. These sales of securities may occur at a time that is disadvantageous for a Portfolio.

REVERSE  REPURCHASE  AGREEMENTS

Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon date and price that reflects a rate of interest paid for the use of funds for the period. These transactions are advantageous only if a Portfolio has the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. A Portfolio may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, a Portfolio intends to enter into such agreements only when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Portfolio's investments. The Fund's custodian will maintain, in a segregated account, cash or fully liquid securities of each Portfolio's investment portfolio, that have a value equal to or greater than that Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of the value of the respective Portfolio's total assets. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with an adviser or any affiliate of an adviser.

SECURITIES  LENDING

Each Portfolio may lend its securities to parties such as banks, broker-dealers, or other financial institutions. Securities lending allows a Portfolio to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Portfolio with collateral in an amount at least equal to the market value of the securities loaned. Although the voting rights of the loaned securities pass to the borrower, the Portfolio will retain the right, with reasonable notice, to call the loans to so that the Portfolio may vote on proxy proposals that materially affect the securities loaned.

If a borrower defaults on its obligation to return the loaned securities, a Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities than domestic ones. If a Portfolio is not able to recover the securities loaned, the Portfolio may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. When loaning portfolio securities, the adviser or a subadviser evaluates the creditworthiness of the borrower and whether the income earned would justify the risks.

Any cash received as collateral through loan transactions may be invested in highly liquid securities. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

COVERED  CALL  OPTION  CONTRACTS

The All Pro, Mid Cap Growth, and Balanced Portfolios may engage in certain limited options strategies. These options strategies are limited to writing (selling) covered call options that are traded on a domestic securities exchange with respect to securities in which a Portfolio may invest and entering into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A Portfolio will not write a call option if the securities covered by such options exceed 25% of the Portfolio's total assets at that time. Moreover, in order to maintain qualification for treatment as a regulated investment company for federal income tax law purposes, the writing of covered calls may be further limited.

A covered call option gives the purchaser of the option the right to purchase the underlying security from a Portfolio at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option, the purchaser pays the Portfolio a premium, which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price plus the premium. However, the Portfolio risks the loss of profits if the underlying security appreciates above the aggregate value of the exercise price and premium.

So long as a Portfolio remains obligated as a writer of a call, the Portfolio forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The Portfolio may close out a covered call option position by purchasing on the same exchange a call option on the same security, with the same exercise price and the same expiration date as the call previously written on that security. Although writing only call options that are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to do so at any particular time or at an acceptable price. Depending upon the premium paid for the option relative to the premium received on the option written, the Portfolio may realize a profit or loss on a closing transaction. The writing of call options could result in increases in the turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate, which could result in higher brokerage costs. In addition, a Portfolio will pay brokerage commissions on both establishing and closing out an option position.

A Portfolio may write covered call options on particular portfolio securities when the Portfolio's adviser or a subadviser believes that the market value of those securities will either decline or will not increase over the period covered by the option. In this manner, the adviser or a subadviser hopes that the option price received (net of transaction costs) may offset any decline in the market value of the security or otherwise generate income for the Portfolio.

SHORT-TERM  TRADING

Other than Money Market Portfolio, the Portfolios may trade in securities for short-term gains. The adviser or a subadviser may, from time to time, make short-term investments when the adviser or a subadviser believes that such investments will benefit a Portfolio and may dispose of any investment without regard to the length of time that the investment has been held. Each of Balanced and Bond Portfolios intends to use short-term trading of securities if the Portfolio's adviser or a subadviser believes the transactions net of costs (including any commission) will benefit that Portfolio for the purposes of:

     (a) avoiding potential depreciation in the value of a security held in the investment portfolio where the Portfolio anticipates that the security may decline in market value as a result of unfavorable earnings trends and/or unfavorable investment environment; or

     (b) increasing the return by taking advantage of yield disparities between various fixed-income securities in order to realize capital gains or improved income on the investment portfolio.
INVESTMENT-GRADE  SECURITIES

Investment-grade securities include securities rated, at the time of purchase, "investment grade" by a nationally recognized statistical rating organization (a "Rating Agency") (e.g., "Baa3" or higher by Moody's Investors Service ("Moody's") or "BBB"- or higher by Standard & Poor's Corporation ("Standard & Poor's")) or unrated securities that the adviser determines to be of comparable quality. (See the Appendix to this SAI for an explanation of ratings.) Unrated securities of a quality comparable to rated securities may nonetheless trade in the market at a discount from the price of comparable rated securities.

LOWER  QUALITY  DEBT  INSTRUMENTS

Up to 25% of the total assets of each of Bond and Balanced Portfolios may be invested in lower quality debt instruments (rated "BB+" and below by Standard & Poor's or "Ba1" and below by Moody's, or another nationally recognized rating agency, or comparable unrated securities). Furthermore, debt instruments with higher ratings, and especially those rated as investment-grade but not high quality (as described above) may, after purchase by the Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. In the event that the rating of a bond held by the Portfolio drops below "BBB-" or "Baa3", the decision whether to retain or dispose of the bond is made on a case-by-case basis. However, in no event will the amount of assets held in lower quality debt instruments be greater than that set forth above.

Lower-quality debt instruments entail certain risks. Lower-rated debt instruments are subject to market risk, are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and generally involve more credit risk than securities in the higher rating categories. In some cases, these securities may be highly speculative, have poor prospects for reaching investment-grade standing and be in default. The market values of these securities tend to reflect market risk and credit risk, as well as individual corporate developments, to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. These lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-quality, high-yielding securities adversely affect a Portfolio's net asset value.

Lower-rated, higher-yielding securities may be issued by corporations in the growth stage of their development. These securities may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue these higher-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During these periods, these issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because these securities are generally unsecured and are often subordinated to other creditors of the issuers.
A Portfolio may have difficulty disposing of certain high-yielding securities that have a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the adviser or a subadviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

The market for high-yielding securities has not weathered a major economic recession, and the impact of such a recession on that market is unknown. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon. Moreover, such a recession could also increase the incidence of defaults of high-yielding securities.

A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and, therefore, carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities but generally incurs no costs when the issuer is responsible for registering the securities.

A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the adviser or a subadviser carefully reviews the credit and other characteristics pertinent to such new issues.

From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

STOCK  INDEX  FUTURES  CONTRACTS

Certain Portfolios may purchase and sell futures contracts on various equity indices, such as the S&P 500 Index. The Portfolios engage in futures transactions only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC").

FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When the prices of securities comprising the index are falling, a Portfolio can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. Conversely, when such equity securities' prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better prices than might later be available in the market when it effects anticipated purchases.

Positions taken in the futures markets are not normally held to maturity but instead are liquidated through offsetting transactions that may result in a profit or a loss. While contracts on the S&P 500 Index almost always are liquidated in this manner, the Equity 500 Index Portfolio may instead make or take delivery of the underlying securities if it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which the contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

OPTIONS  ON  FUTURES  CONTRACTS

An option on a futures contract, unlike a direct investment in that type of contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon the exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account (which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract). The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus any transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily, and that change is reflected in the net asset value of the Equity 500 Index Portfolio.

RISKS. The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the S&P 500 Index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Equity 500 Index Portfolio's performance.

In connection with the Equity 500 Index Portfolio, NLICA, and its affiliates and subsidiaries have licensed trademarks for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined composed and calculated by S&P without regard to the Licensee or the Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MORTGAGE-BACKED  SECURITIES

Balanced and Bond Portfolios may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable rate mortgage-related securities and collateralized mortgage obligations, which are described below. These assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association ("GNMA"), by government-related organizations, such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage-related securities in which certain of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored enterprise owned entirely by private stockholders and is subject to general regulation by the Secretary of Housing and Urban Development. FNMA guarantees the timely payment of principal and interest of pass-through securities that FNMA has issued. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and the Portfolio ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because principal prepayments generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of these prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

GOVERNMENT STRIPPED MORTGAGE-RELATED SECURITIES. Balanced and Bond Portfolios may invest in government stripped mortgage-related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FHLMC, or FNMA. The certificates underlying the government stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage-related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of that certificate to interest rate fluctuations may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage-related securities are currently traded over the counter in a market maintained by several investment banking firms. There is no certainty that a Portfolio will be able to purchase or sell a government stripped mortgage-related security at any time in the future. The Portfolios only purchase such securities if a secondary market exists for the securities at the time of purchase. Except for certain government stripped mortgage-related securities derived from fixed rate FHLMC and FNMA certificates meeting certain liquidity requirements established by the Company's Board, the Portfolios treat government stripped mortgage-related securities as illiquid investments.

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES. Balanced and Bond Portfolios may invest in adjustable rate mortgage-related securities. Adjustable rate mortgage-related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which the certificates are based. These certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Balanced and Bond Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

GNMA CERTIFICATES. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool, and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool usually results in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages influences the actual yield of the GNMA Certificate.

MORTGAGE  DOLLAR  ROLLS

Balanced and Bond Portfolios may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio benefits to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless the benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique diminishes the investment performance of the Portfolio. Successful use of mortgage dollar rolls depends upon the adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

EXCHANGE  TRADED  FUNDS

All of the Portfolios, except the Money Market Portfolio, may invest in various exchange traded funds ("ETFs"), subject to the Portfolio's investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs are:

- "SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

- "Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

- "iShares," which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.

- "HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Portfolio can hold the group of stocks as one asset or unbundled the stocks and trade them separately, according to the Portfolio's investment strategies.

ETFs  can  experience  many of the same risks associated with individual stocks.
ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

RISKS  OF  SMALL  AND  MID  CAPITALIZATION  COMPANIES

Small and mid capitalization companies are generally less well known than larger, more widely held companies. Small and mid capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve special risks. These smaller capitalization companies are more likely than larger companies to have limited product lines, markets, or financial resources, and also may have less experienced management. Securities of smaller capitalization companies may trade less frequently and in lesser volume than securities of larger capitalization companies, whose securities are generally more widely held. Moreover, the values of the securities of smaller capitalization companies may fluctuate more sharply than other securities in response to market conditions. Smaller capitalization companies' securities may also trade in the over-the-counter market or on a regional exchange and may be less liquid than securities of larger companies. Small and mid capitalization securities may be more vulnerable to adverse market or industry developments than securities of larger companies, and a Portfolio may have difficulty establishing or closing out its securities positions at prevailing market prices. Finally, there may be less public information available about small and mid capitalization companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of smaller capitalization securities to reflect the full value of their issuers' earnings potential or assets.

FOREIGN  SECURITIES

Each Portfolio except International and Money Market Portfolios may invest up to 25% of the Portfolio's net assets in foreign securities, which includes ADRs, EDRs, and GDRs as well as emerging market securities. The International Portfolio may invest up to 100% of the Portfolio's net assets in these foreign securities. The Money Market Portfolio's investments in U.S. dollar-denominated securities, as defined in Rule 2a-7 of the 1940 Act, are subject to the Portfolio's credit, maturity and diversification policies.

FOREIGN SECURITIES GENERALLY. Investments in the securities of foreign issuers or investments in non-U.S. dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in non-U.S. dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. A Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge its foreign currency exposure; however, these techniques also entail certain risks. Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries, and, in certain markets and on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of a Portfolio's assets are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN ADRS, EDRS, AND GDRS. Many securities of foreign issuers are represented by ADRs, EDRs, and GDRs. The Portfolios, except the Money Market Portfolio as described above, may invest in ADRs, EDRs, and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires ADRs through banks that have no contractual relationship with the foreign issuer of the security underlying the ADR to issue and service these ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the National Association of Securities Dealers national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

INVESTMENTS  IN  EMERGING  MARKETS.  All  Portfolios,  except  the  Money Market
Portfolio, may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to the Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make a Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. In that event, the Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the International or Mid Cap Growth Portfolio to invest in securities of certain issuers located in those countries.

FOREIGN  CURRENCY  TRANSACTIONS

To the extent that a Portfolio invests in foreign securities, the value of its assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In that event, the Portfolio may incur costs in connection with conversions between various currencies.

A Portfolio conducts foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by a Portfolio to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of a Portfolio's securities or prevent loss if the prices of such securities should decline.

A Portfolio may enter into forward foreign currency exchange contracts only under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. A Portfolio then enters into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner a Portfolio is better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the adviser or a subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. No Portfolio intends to enter into such forward contracts under this second circumstance on a regular or continuous basis. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The adviser and subadvisers believe that it is important to have the flexibility to enter into these forward contracts when the adviser or a subadviser determines that to do so is in the best interests of the respective Portfolio. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of each Portfolio's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the respective Portfolio's commitments with respect to such contracts. Under normal circumstances, a Portfolio's adviser or a subadviser expects that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

A Portfolio recognizes the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Portfolio's net assets on a daily basis, thereby providing an appropriate measure of the Portfolio's financial position and changes in financial position.

ASSET-BACKED  SECURITIES

Asset-backed securities represent interests in mortgage pools, loans, receivables or other assets. Interest payment and repayment of principal may largely depend on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including interest rate changes, available information concerning the pool and its structure, the creditworthiness of the pool's servicing agent, the originator of the loans or receivables, or the entities providing the credit enhancement. These securities may also be subject to prepayment risk.

REAL  ESTATE  INVESTMENT  TRUSTS

The Portfolios may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risk.

WHEN-ISSUED  SECURITIES  AND  DELAYED  DELIVERY  SECURITIES

Each Portfolio may purchase securities on a when-issued or delayed delivery basis in an amount up to 10% of the Portfolio's net assets. When-issued securities transactions arise when securities are purchased by a Portfolio with payment and delivery taking place on a future date determined at the time of entering into the transaction (transaction date) in order to secure what is considered to be an advantageous price and yield to the Portfolio on the transaction date. Once a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and thereafter reflects the daily value of such securities in determining its net asset value. Although a Portfolio generally purchases when-issued securities with the intention of acquiring those securities for the investment portfolio, the Portfolio may dispose of a when-issued security prior to settlement if the adviser or a subadviser deems it advantageous to do so. For all when-issued securities transactions, the Fund's custodian will hold and maintain in a segregated account until the settlement date, cash or fully liquid securities of the Portfolio with a market value, determined daily, equal to or greater than such commitments. If a Portfolio elects to dispose of the right to acquire a when-issued security prior to its acquisition, it could experience a gain or loss on the security due to market fluctuation.

FORWARD  COMMITMENTS

Each Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

Although a Portfolio generally enters into forward commitments with the intention of acquiring securities for its investment portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if the adviser or a subadviser deems it appropriate. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

                               PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. Portfolio turnover rates generally, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. If a Portfolio's portfolio turnover rate exceeds 100%, the result may be correspondingly increased brokerage expenses and other acquisition costs to that Portfolio (see "Portfolio Transactions and Brokerage Allocation"). Any time a Portfolio's subadviser changes, the Portfolio may expect to have up to 100% portfolio turnover in the next several weeks as the new subadviser restructures some or all of the investment portfolio in accordance with the subadviser's investment style and strategies. However, because portfolio turnover rate is not a limiting factor, particular holdings may be sold at any time, if investment judgment or portfolio operations make a sale advisable. No portfolio turnover rate is calculated for the Money Market Portfolio due to the short maturities of the instruments the Portfolio purchases. Portfolio turnover does not affect the income or net asset value of the Money Market Portfolio because brokerage commissions are rarely if ever charged on the purchase or sale of money market instruments.

The annual portfolio turnover rates for 2001, 2000, and 1999 (as applicable) for each Portfolio (except the Money Market Portfolio) are set forth below.

NAME OF PORTFOLIO                     2001   2000   1999
--------------------------------------------------------
All Pro Broad Equity . . . . . . .   140%    39%    46%
All Pro Large Cap Growth Portfolio   105%   109%    83%
All Pro Large Cap Value Portfolio.    50%    84%    64%
All Pro Small Cap Growth Portfolio   210%   141%   114%
All Pro Small Cap Value Portfolio.    57%   117%   114%
International Portfolio. . . . . .    36%    37%    41%
Equity 500 Index Portfolio*. . . .     6%     5%    N/A
Mid Cap Growth Portfolio . . . . .   135%    68%    46%
Balanced Portfolio . . . . . . . .   101%   157%   156%
Bond Portfolio . . . . . . . . . .   641%   202%   202%

*     The  Equity  500 Index Portfolio commenced operations on February 7, 2000.



                             MANAGEMENT OF THE FUND

BOARD  AND  OFFICERS

The Fund's Board is responsible for the overall administration of the Fund's affairs including deciding matters of general policy and reviewing certain actions of the adviser and subadvisers, custodian, administration, and accounting and administrative services providers.

The Fund's trustees and officers, their principal occupations for the last five years, and compensation that each trustee and officer received from the Fund in 2001 are set forth below.




                                             INTERESTED TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER                         AGGREGATE
NAME,             POSITION(S)      TERM OF OFFICE             PRINCIPAL               OF            OTHER        COMPENSATION
ADDRESS            HELD WITH        AND LENGTH OF           OCCUPATION(S)         PORTFOLIOS    DIRECTORSHIPS      FROM FUND
AND                 THE FUND         TIME SERVED               DURING                 IN            HELD         AND THE FUND
AGE                                                         PAST 5 YEARS             THE         BY TRUSTEE         COMPLEX
                                                                                     FUND
                                                                                   COMPLEX
                                                                                   OVERSEEN
                                                                                      BY
                                                                                   TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Robert W.. . .  Chairman of the   Indefinite Term                1994 - Present,          11  NLICA (formerly,   $           0
Kloss. . . . .  Board and         Chairman of the    President and                            Provident Mutual
Age 53 . . . .  Trustee           Board and Trustee  Chief Executive                          Life Insurance
                                  since April 22,    Officer, NLICA                           Company)
                                  1998               (formerly,                               Provident Mutual
                                                     Provident Mutual                         Holding Company
                                                     Life Insurance                           NLACA
                                                     Company)                                 (formerly,
                                                                                              Providentmutual
                                                                                              Life and Annuity
                                                                                              Company of
                                                                                              America)
                                                                                              1717 Capital
                                                                                              Management
                                                                                              Company
                                                                                              PM International
                                                                                              Market Street
                                                                                              Investment
                                                                                              Management
                                                                                              Company
------------------------------------------------------------------------------------------------------------------------------
Gerald J.. . .  President         N/A                July 2000 -                  N/A         N/A                $           0
Holland                                              Present, Senior
Age 51                                               Vice President,
                                                     Gartmore Global
                                                     Investments

                                                     Jan. 1997 -
                                                     Present, Vice
                                                     President, First
                                                     Data Investor
                                                     Services Group,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
Brian J. O'. .  Treasurer         N/A                February 2002 -              N/A         N/A                $           0
Neill                                                Present,
Age 34                                               Financial
                                                     Administration
                                                     Specialist,
                                                     Gartmore Global
                                                     Investments,
                                                     1998 - Jan. 2002,
                                                     Financial
                                                     Administration
                                                     Manager, PFPC
                                                     Inc.,

                                                     1990 - 1998,
                                                     Financial
                                                     Administration
                                                     Manager, First
                                                     Data Investor
                                                     Services Group,
                                                     Inc.
------------------------------------------------------------------------------------------------------------------------------
William J. . .  Assistant         N/A                September 2000-              N/A         N/A                $           0
Baltrus. . . .  Treasurer                            Present, Director,
Age 35                                               Gartmore Global
                                                     Investments

                                                     August 1998-
                                                     September 2000,
                                                     Director of Client
                                                     Services, First
                                                     Data Investor
                                                     Services Group

                                                     August 1993-
                                                     August 1998,
                                                     Director of
                                                     Corporate
                                                     Compliance, FPS
                                                     Services, Inc.
------------------------------------------------------------------------------------------------------------------------------
Laurice A. . .  Assistant         N/A                September 2000-              N/A         N/A                $           0
Frysinger. . .  Treasurer                            Present, Director,
Age 34                                               Financial
                                                     Services, BISYS
                                                     Fund Services

                                                     September 1996-
                                                     September 2000,
                                                     Manager,
                                                     Financial
                                                     Services, BISYS
                                                     Fund Services
------------------------------------------------------------------------------------------------------------------------------
Bryan C. . . .  Assistant         N/A                November 1992-               N/A         N/A                $           0
Haft . . . . .  Treasurer                            Present, Mutual
Age 37                                               Fund
                                                     Administration,
                                                     Accounting and
                                                     Transfer Agent
                                                     Services, BISYS
                                                     Fund Services
------------------------------------------------------------------------------------------------------------------------------
James. . . . .  Secretary         N/A                1999 - Present,              N/A         N/A                $           0
Bernstein                                            Assistant General
Age 40                                               Counsel, NLICA
                                                    (formerly,
                                                     Provident Mutual
                                                     Life Insurance
                                                     Company)

                                                     1996 - 1999,
                                                     Partner, Jorden
                                                     Burt
------------------------------------------------------------------------------------------------------------------------------
Kevin S. . . .  Assistant         N/A                May 2000 -                   N/A         N/A                $           0
Crossett . . .  Secretary                            Present, Assistant
Age 42                                               Secretary, Gartmore Global
                                                     Asset
                                                     Management
                                                     Trust,

                                                     Jan. 2000 -
                                                     Present, Vice
                                                     President and
                                                     Associate General
                                                     Counsel,
                                                     Nationwide
                                                     Insurance

                                                     Nov. 1999 -
                                                     Present;
                                                     Vice President
                                                     and Associate
                                                     General Counsel,
                                                     NorthPointe
                                                     Capital


                                                     July 1999 -
                                                     Present, Vice
                                                     President and
                                                     Associate General
                                                     Counsel,
                                                     Gartmore Global
                                                     Investments,
                                                     Gartmore Mutual
                                                     Fund Capital
                                                     Trust and
                                                     Gartmore SA
                                                     Capital Trust
                                                     Aug. 1992 - July
                                                                      1999, Vice
                                                     President, Senior
                                                     Counsel and
                                                     Director of
                                                     Compliance,
                                                     Merrill, Lynch,
                                                     Pierce, Fenner and
                                                     Smith
                                                     Incorporated
------------------------------------------------------------------------------------------------------------------------------
Elizabeth A. .  Assistant         N/A                1999- Present,               N/A         N/A                $           0
Davin. . . . .  Secretary                            Assistant General
Age 38                                               Counsel,
                                                     Gartmore Global
                                                     Investments

                                                     1994-1999,
                                                     Counsel,
                                                     Nationwide
                                                     Mutual Insurance
                                                     Company
------------------------------------------------------------------------------------------------------------------------------
Eric E. Miller  Assistant         N/A                July 2002-Present,           N/A         N/A                $           0
Age 49 . . . .  Secretary                            Senior Vice
                                                     President and
                                                     Chief Counsel,
                                                     Gartmore Global
                                                     Investments

                                                     July 2000-July
                                                     2002, Partner,
                                                     Stradley, Ronon,
                                                     Stevens & Young

                                                     1990-July 2000,
                                                     Senior Vice
                                                     President,
                                                     Delaware
                                                     Investments
------------------------------------------------------------------------------------------------------------------------------


1 The address of each of the interested trustees, officers, and the trustees who are not "interested persons" of the Fund, as that term is defined in
     Section 2(a)(19) of the 1940 Act (the "independent trustees"), is 1000 Chesterbrook Blvd., Berwyn, PA 19312, unless otherwise indicated.
2 Mr. Kloss is deemed to be an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act by virtue of his position as President and Chief Executive Officer of NLICA (formerly, Provident Mutual Life Insurance Company).
3    Address  is  1200  River  Road,  Conshohocken,  Pennsylvania  19428.
4
5    Mr.  Stouch  resigned  as  Trustee  of  the  Fund  on  July  2,  2001.


                                                 INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------

                                                            PRINCIPAL            NUMBER OF                   AGGREGATE
NAME,                 POSITION(S)      TERM OF            OCCUPATION(S)         PORTFOLIOS       OTHER      COMPENSATI
ADDRESS                HELD WITH     OFFICE AND               DURING            IN THE FUND  DIRECTORSHIPS    ON FROM
AND                       THE          LENGTH                  PAST               COMPLEX        HELD        FUND AND
AGE1                     FUND          OF TIME                  5                OVERSEEN         BY         THE FUND
                                       SERVED                 YEARS             BY TRUSTEE      TRUSTEE       COMPLEX
-----------------------------------------------------------------------------------------------------------------------
Dr. Alan Gart. . . .  Trustee      Indefinite Term  1982 - Present, President            11  None           $    22,500
                                                    of Alan Gart, Inc. (a
Age 61                             Trustee since    consulting firm)
                                   March 21, 1985   2000 - Present, Professor
                                                    of Finance, Indiana
                                                    University of
                                                    Pennsylvania
                                                    1982 - 2000, Professor,
                                                    Nova Southeastern
                                                    University
-----------------------------------------------------------------------------------------------------------------------
Dr. A. Gilbert . . .  Trustee      Indefinite Term  2000 - Present, Professor            11  None           $    21,500
Heebner                                             Emeritus of Economics,
                                   Trustee since    Eastern College
Age 75                             May 12, 1989     1987 - 1997,
                                                    Distinguished Professor
                                                    of Economics, Eastern
                                                    College
-----------------------------------------------------------------------------------------------------------------------
Mr. Leo Slack. . . .  Trustee      Indefinite Term  Retired since 1996                   11  None           $    20,500
                                   1964 - 1996,     Vice
Age 67                             Trustee since    President, Combustion
                                   February 11,     Engineers Corporation
                                   1998
-----------------------------------------------------------------------------------------------------------------------
Mr. Edward S. Stouch  Trustee      Retired          Retired since 1983                   11  None           $     8,500

Age 84                             Trustee since
                                   December 12,
                                   1985
-----------------------------------------------------------------------------------------------------------------------



As of the date of this SAI, certain Fund officers and trustees own either variable annuity contracts or variable life insurance policies that are supported by separate accounts of NLICA and, in that sense, have an interest in shares of the Fund. The officers and trustees, as a group through variable annuity contracts or variable life insurance policies, own less than 1% of the outstanding shares of the Fund collectively and of each Portfolio individually.

Trustees who are not officers or employees of NLICA or the adviser or a subadviser are paid a fee plus actual out-of-pocket expenses by the Fund for each Board meeting attended. Each member of the audit committee of the Board of Trustees of the Fund (the "Audit Committee") is entitled to $1,000 per Audit Committee meeting attended in person and $500 per Audit Committee meeting attended by telephone. The Chairman of the Audit Committee receives additional compensation in the amount of $1,000 per year for service as Chairman of the Audit Committee. Each member of the nominating committee of the Board of Trustees of the Fund (the "Nominating Committee") is entitled to $1,000 per Nominating Committee meeting attended in person and $500 per Nominating
Committee meeting attended by telephone. The Chairman of the Nominating Committee receives additional compensation in the amount of $1,000 per year for service as Chairman of the Nominating Committee.

Total fees paid to all trustees who are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (the "independent trustees"), for 2001 were $73,000. Fund Trustees and officers receive no benefits from the Fund upon retirement, and the Fund accrues no expenses for pension or retirement benefits.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL  INFORMATION  AND  HISTORY

As of October 1, 2002, Gartmore Mutual Fund Capital Trust ("Gartmore"), an affiliate of Nationwide Financial, replaced Market Street Investment Management Company ("MSIM") as the Fund's investment adviser. Gartmore serves as investment adviser pursuant to an interim investment advisory agreement between the Fund and Gartmore (the "Interim Advisory Agreement"). On September 20, 2002, the Board, including a majority of the independent trustees, approved the Interim Advisory Agreement. The terms and conditions of the Interim Advisory
Agreement are identical in all material respects to the former investment advisory agreement between the Fund and MSIM, including the investment advisory fee rate, except for the Interim Advisory Agreement's dates of effectiveness and termination and certain provisions regarding the escrow of fees as required by the 1940 Act, and the rules thereunder. The Interim Advisory Agreement became effective on October 1, 2002, and will terminate the earlier of 150 days from that date or upon shareholder approval of a new investment advisory agreement. In connection with the appointment of Gartmore as investment adviser, the Board approved the replacement of T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser for the Mid Cap Growth Portfolio, with Gartmore.

On September 20, 2002, the Board also approved a new advisory agreement between the Fund and Gartmore (the "New Advisory Agreement"). The New Advisory
Agreement is identical in all material respects to the Interim Advisory Agreement, including the rate of investment advisory fee, except for the New
Advisory Agreement's effective and termination dates and the provisions regarding the escrow of fees. The New Advisory Agreement provides for the Agreement to become effective, as to a Portfolio, on the date the Portfolio's shareholders approve the New Advisory Agreement. If approved by shareholders, the New Advisory Agreement would remain in effect, as to each Portfolio, until the earlier of February 14, 2005, or until the completion of an agreement and plan to reorganize each of the Fund's Portfolios into a corresponding series of the Gartmore Variable Insurance Trust (the "Reorganization"). The Reorganization was approved by the Board on September 20, 2002, and is currently anticipated to occur on or about April 30, 2003. MSIM served as the investment adviser for all of the Fund's Portfolios from the close of business on January 26, 2001, to September 20, 2002. Prior to the close of business on January 26, 2001, Sentinel Advisors Company ("SAC") served as the investment adviser for the All Pro Broad Equity, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios.

On behalf of each Portfolio set forth below, Gartmore has engaged one or more respective investment advisers to serve as a subadviser to the Portfolio. Each subadviser's name is set forth below opposite the relevant Portfolio.



NAME OF PORTFOLIO                                     NAME OF SUBADVISER
--------------------------------------------------------------------------------------------
All Pro Broad Equity Portfolio . .  Alliance Capital Management L.P. ("Alliance Capital")
                                    Sanford C. Bernstein & Co., LLC ("Bernstein")
                                    Husic Capital Management ("Husic")
                                    Reams Asset Management Company, LLC ("Reams")
--------------------------------------------------------------------------------------------
All Pro Large Cap Growth Portfolio  Alliance Capital
                                    Geewax, Terker & Co. ("Geewax")
--------------------------------------------------------------------------------------------
All Pro Large Cap Value Portfolio.  Bernstein
                                    Mellon Equity Associates, LLP ("Mellon Equity")
--------------------------------------------------------------------------------------------
All Pro Small Cap Growth Portfolio  Lee Munder Investments, Ltd. ("Lee Munder Investments")
                                    Husic
--------------------------------------------------------------------------------------------
All Pro Small Cap Value Portfolio.  Reams
                                    Sterling Capital Management LLC ("Sterling")
--------------------------------------------------------------------------------------------
Equity 500 Index Portfolio . . . .  SSgA Funds Management, Inc. ("SSgA")
--------------------------------------------------------------------------------------------
International Portfolio. . . . . .  The Boston Company Asset Management, LLC. ("TBC")
--------------------------------------------------------------------------------------------
Balanced Portfolio . . . . . . . .  Fred Alger Management, Inc. ("Alger Management")
--------------------------------------------------------------------------------------------
Bond Portfolio . . . . . . . . . .  Western Asset Management Company ("Western Asset")
--------------------------------------------------------------------------------------------
Money Market Portfolio . . . . . .  None
--------------------------------------------------------------------------------------------



Gartmore has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist Gartmore in identifying and evaluating the performance of potential subadvisers for each of the All Pro Portfolios.

Gartmore is responsible for providing investment advice to the Fund's Portfolios, pursuant to the Fund's investment advisory agreement. Subject at all times to the supervision and approval of the Fund's Board, Gartmore or a subadviser renders investment advisory services with respect to the Portfolios in a manner consistent with the Portfolio's stated investment policies, objectives, and restrictions. As part of those responsibilities and duties, Gartmore or a subadviser advises the Fund as to what investments should be purchased and sold and place orders for all such purchases and sales on behalf of the Portfolios.

Gartmore is a registered investment adviser and is also an affiliate of Nationwide Financial. Its address is 1200 River Road, Conshohocken, Pennsylvania 19428.

The  principal  officers  of  Gartmore  are:




NAME AND ADDRESS                           POSITION WITH GARTMORE                     POSITION WITH THE FUND
------------------------------------------------------------------------------------------------------------
Paul J. Hondros         President and Chief Executive Officer                         None
James R. Donatell       Executive Vice President - Sales, Marketing and Distribution  None
Thomas M. Sipp          Vice President - Chief Financial Officer and Treasurer        None
Donald J. Pepin         Senior Vice President - Sales                                 None
Young D. Chin           Executive Vice President - Chief Investment Officer U.S       None
Craig Andrews           Senior Vice President - Marketing and Public Communications   None
Kevin S. Crossett       Vice President - Associate General Counsel                    Assistant Secretary
Christopher P. Donigan  Vice President  - Human Resources                             None
Glenn W. Soden          Associate Vice President and Secretary                        None
Carol L. Dove           Assistant Treasurer                                           None
Michael D. Maier        Assistant Treasurer                                           None
John F. Delaloye        Assistant Secretary                                           None
Gerald J. Holland       Senior Vice President - Chief Administrative Officer          President and Treasurer
Peter Chambers          Executive Vice President and Global Chief Investment Officer  None
Mary Lou Vitale         Senior Vice President - Product Development                   None
Michael A. Krulikowski  Chief Compliance Officer                                      None
Daniel J. Murphy        Assistant Treasurer                                           None



Information  about  each  subadviser  is  set  forth  below.



SUBADVISER                           OWNERSHIP AND ADDRESS
-----------------------------------------------------------------------------------
Alliance. .  As of December 31, 2001, Alliance Capital managed retirement
Capital . .  assets for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee
             retirement funds, banks, insurance companies and high net worth individuals worldwide.  Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.  As one of the worldleading global investment management organizations, Alliance Capital is able to compete for virtually any portfolio assignment in any developed capital market in the world.

             As of March 1, 2001, Alliance Capital Management Holding L.P.
             (Holdingowned approximately 29.8% of the
             outstanding units of limited partnership interest in Alliance Capital
             (Units Equity interests in Alliance Holding are traded
             publicly on the New York Stock Exchange, Inc. in the form of units (Holding Units Alliance Capital Management
             Corporation (an indirect wholly owned subsidiary of
             AXA Financial, Inc. (Financialis the general partner of
             both Alliance Capital and Alliance Holding.  As of March 1, 2001,
             AXA, AXA Financial, The Equitable Life Assurance Society of
             the United States (and certain subsidiaries of
             Equitable (including, but limited to, ACMC), beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and
             51.9% of the outstanding Alliance Units.  Equitable, a New York stock life insurance company, is an indirect wholly owned
             subsidiary of AXA Financial.  AXA Financial, a Delaware
             corporation, is a wholly owned subsidiary of AXA, a French company.  As of March 1, 2001, SCB Partners Inc., a wholly owned subsidiary of SCB Inc., formerly known as Sanford C.
             Bernstein Inc., whose business and assets were acquired by
             Alliance Capital on October 2, 2000, owned approximately 16.5%
             of the issued and outstanding Alliance Units.
-----------------------------------------------------------------------------------
Bernstein .  Bernstein is a Delaware limited liability company that is an indirect wholly owned subsidiary of Alliance Capital.  Bernstein manages value oriented investment portfolios through and with the assistance of Alliance CapitalBernstein Investment Research and Management unit (the UnitThe Bernstein Unit
             continues the former investment research and management
             business of Sanford C. Bernstein & Co., Inc., a registered investment adviser acquired by Alliance in October 2000 that provided value oriented investment management services since
             1967.  Bernstein is located at 1345 Avenue of the Americas, New
             York, New York 10153.
-----------------------------------------------------------------------------------
Alger . . .  Alger Management is a New York corporation, which is a wholly
Management.  owned subsidiary of Fred Alger & Company, Incorporated, a
             Delaware corporation and is located at 111 Fifth Avenue, New
             York, New York 10003.
-----------------------------------------------------------------------------------
Geewax. . .  Geewax is a Pennsylvania partnership and is located at 414 Old
             Baltimore Pike, Chadds Ford, Pennsylvania  19317.
-----------------------------------------------------------------------------------
Husic . . .  Husic is organized as a California limited partnership.  The general partner of the California limited partnership is Frank J. Husic &
             Co., a California corporation 100% owned by Frank J. Husic.
             Frank J. Husic, the person, is the sole limited partner of Husic, which is located at 555 California Street, San Francisco,
             CA 94104.
-----------------------------------------------------------------------------------
Lee . . . .  Lee Munder Investments is a Florida limited partnership, which is
Munder. . .  a wholly owned subsidiary of Lee Munder Capital Group, a 100%
Investments  employee-owned Delaware limited partnership for corporate purposes, and is located at 200 Clarendon Street, Boston,
             MA 02117.
-----------------------------------------------------------------------------------
Mellon. . .  Mellon Equity is a Pennsylvania limited liability partnership,
Equity. . .  which is a wholly owned subsidiary of the Mellon Bank
             Corporation and is located at 500 Grant Street, Suite 4200,
             Pittsburgh, PA  15258.
-----------------------------------------------------------------------------------
Reams . . .  Reams is an Indiana limited liability company and is located at 227 Washington Street, Columbus, IN 47202.
-----------------------------------------------------------------------------------
SSgA. . . .  SSgA is a wholly owned subsidiary of State Street Corporation.
             SSgA manages over $60 billion in assets of U.S. Securities and
             Exchange Commission registered open-end investment companies.
             The State Street Global Advisors companies, including SSgA, manage over $775 billion in assets, the third largest total among
             U.S. investment managers.
-----------------------------------------------------------------------------------
Sterling. .  Sterling is a North Carolina limited liability corporation that is owned by its employees and is located at One First Union Center,
             301 S. College Street, Suite 3200, Charlotte, NC 28202.
-----------------------------------------------------------------------------------
TBC . . . .  TBC is a Massachusetts limited liability company, which is a wholly owned subsidiary of the Mellon Bank Corporation and is located at One Boston Place, Boston, MA 02108.
-----------------------------------------------------------------------------------
Western . .  Western Asset is a California corporation, which is a wholly
Asset . . .  owned subsidiary of Legg Mason, Inc. and is located at 117 East
             Colorado Blvd., Pasadena, CA 91105.
-----------------------------------------------------------------------------------

ADVISORY  AGREEMENTS

Gartmore is responsible for managing the investment operations of the Fund and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in each Portfolio, in accordance with the Portfolio's investment objective and policies as stated in the Fund's Declaration of Trust, Bylaws, Prospectuses, and SAI, as from time to time in effect. In connection with these responsibilities and duties, Gartmore is responsible for providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund's assets. Gartmore also is responsible for furnishing the Fund with statistical information, in respect of the investments that a Portfolio may hold or contemplates purchasing, as the Fund may reasonably request. Gartmore, on its own initiative, apprises the Fund of important developments materially affecting each Portfolio and furnishes the Fund from time to time such information as Gartmore may believe appropriate for this purpose. Gartmore also has responsibilities for implementing all purchases and sales of investments for each Portfolio in a manner consistent with its policies.

Under the Interim Advisory Agreement, the Fund pays Gartmore quarterly fees, in arrears, based on the net assets of all the Portfolios, calculated daily at the annual rates shown in the below table. The fees accrued during the term of the Interim Advisory Agreement are held in an interest-bearing escrow account with the Fund's custodian pursuant to an escrow agreement. If a majority of a Portfolio's outstanding voting securities approve the New Advisory Agreement within 150 days after October 1, 2002, Gartmore will be paid the amount in the escrow account (including interest earned thereon) with respect to that Portfolio. If a majority of a Portfolio's outstanding voting securities do not approve the New Advisory Agreement, Gartmore will be paid from the escrow account, the lesser of: (a) any costs incurred in performing services for such Portfolio under the Interim Advisory Agreement (plus interest earned on that amount in the escrow account); or (b) the total amount in the escrow account relating to such Portfolio (plus interest earned thereon).

Under the New Advisory Agreement, the Fund will pay Gartmore quarterly fees, in arrears, based on the net assets of all the Portfolios, calculated daily at the annual rates shown in the below table.

The table below also presents certain expense limitations that Gartmore has placed into effect with respect to the Portfolios, which are more fully explained below:

PORTFOLIO                    ADVISORY FEE*             EXPENSE CAP**
---------------------------------------------------------------------
All Pro Broad . .                        0.75% on the           0.16%
Equity Portfolio.  first $200 million, and 0.70% on
                   assets in excess of $200 million
---------------------------------------------------------------------
All Pro Large Cap  0.70% on the first $200 million,             0.20%
Growth Portfolio.  and 0.65% on assets in excess
                   of $200 million
---------------------------------------------------------------------
All Pro . . . . .  0.70% on the first $200                      0.20%
Large Cap . . . .  million, and 0.65% on assets in
Value Portfolio .  excess of $200 million
---------------------------------------------------------------------
All Pro . . . . .  0.90% on the first $200 million,             0.20%
Small Cap . . . .  and 0.85% on assets in excess
Growth Portfolio.  of $200 million
---------------------------------------------------------------------
All Pro . . . . .                  0.90% on the first           0.20%
Small Cap . . . .  200 million, and 0.85% on
Value Portfolio .  assets in excess of $200 million
---------------------------------------------------------------------
Mid Cap . . . . .  0.75% on the first $200 million,             0.20%
Growth. . . . . .  and 0.70%
Portfolio . . . .  on assets in excess
                   of $200 million
---------------------------------------------------------------------
International . .  0.75% on the first $500 million,             0.75%
Portfolio . . . .  and 0.70% on assets in excess of
                   $                      500 million
---------------------------------------------------------------------
Equity 500 Index.                 0.24% on all assets           0.04%
Portfolio
---------------------------------------------------------------------
Balanced. . . . .                 0.55% on all assets           0.40%
Portfolio
---------------------------------------------------------------------
Bond. . . . . . .                 0.40% on all assets           0.28%
Portfolio
---------------------------------------------------------------------
Money Market. . .                 0.25% on all assets           0.25%
Portfolio

*    As  a  percentage  of  average  daily  net  assets.
** For certain expenses excluding advisory fees, as described more fully below.

The investment advisory fee paid to MSIM during 2001 was $1,474,623, $279,148, $230,445, $480,989, $284,322, $802,180, $539,651, $633,228, $343,002, $169,223,
and $304,797 for the All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, International, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios respectively. The investment advisory fee paid to the former adviser, SAC, during 2001 was $77,239, $33,205, $25,001, $11,887, and $22,525
for the All Pro Broad Equity, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios, respectively.

The investment advisory fee paid to MSIM during 2000 was $325,555, $176,733, $633,176, $140,158, $838,096 and $624,871 for the All Pro Large Cap Growth, All
Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, and International Portfolios, respectively. The investment advisory fee paid to the former adviser, SAC, during 2000 was $902,332, $303,564, $280,071, $129,876, and $268,225 for the All Pro Broad Equity, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios, respectively.

The investment advisory fee paid to MSIM during 1999 was $174,315, $145,234, $180,903, $85,907, and $568,324 for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, and International Portfolios, respectively.
The investment advisory fee paid to the former adviser, SAC, during 1999 was $1,003,377, $225,914, $296,660, $126,876, $74,269, and $261,012 for the All Pro
Broad Equity, Mid Cap Growth, Balanced, Bond, Sentinel Growth, and Money Market Portfolios, respectively.

The Interim Advisory Agreement terminates automatically in the event of its assignment or can be terminated by the Fund's Board or by 1940 Act Vote (see "Investment Objectives of the Portfolios" above) of the Portfolio's shares upon 10 days' written notice to Gartmore. Gartmore can terminate the Interim Advisory Agreement upon 60 days' written notice to the Fund. The Interim Advisory Agreement, unless sooner terminated, will continue until the earlier of: (1) 150 days from the date the Interim Advisory Agreement became effective; or (2) the date, as to a Portfolio, that Portfolio shareholders approve the New Advisory Agreement.

The New Advisory Agreement terminates automatically in the event of its assignment or can be terminated by the Fund's Board or by 1940 Act Vote of the Portfolio's shares upon 60 days' written notice given to Gartmore or upon 60 days' written notice given by the Gartmore to the Fund. Otherwise, the New Advisory Agreement will continue in force with respect to any Portfolio for more than two years after the effective date so long as the continuance is approved at least annually by a majority of the independent trustees of the Fund's Board, and by: (1) a 1940 Act Vote of the Portfolio's shareholders; or (2) a majority vote of the Fund's Board.

SUBADVISORY  AGREEMENTS

The Fund's Board, including a majority of the independent trustees, approved interim investment subadvisory agreements ("Interim Subadvisory Agreements") and new investment subadvisory agreements ("New Subadvisory Agreements") for the Portfolios with their respective subadvisers, as indicated below. The Interim Subadvisory Agreements and the New Subadvisory Agreements for the Portfolios were all approved by the Fund's Board in accordance with the conditions of the Fund's manager-of-managers exemptive order, on the dates indicated below.



PORTFOLIO                                 SUBADVISER        DATE OF BOARD APPROVAL
----------------------------------------------------------------------------------
All Pro Broad Equity Portfolio      Alliance Capital        September 20, 2002
                                    Bernstein               September 20, 2002
                                    Husic                   September 20, 2002
                                    Reams                   September 20, 2002
----------------------------------------------------------------------------------
All Pro Large Cap Growth Portfolio  Alliance Capital        September 20, 2002
                                    Geewax                  September 20, 2002
----------------------------------------------------------------------------------
All Pro Large Cap Value Portfolio   Bernstein               September 20, 2002
                                    Mellon Equity           September 20, 2002
----------------------------------------------------------------------------------
All Pro Small Cap Growth Portfolio  Lee Munder Investments  September 20, 2002
                                    Husic                   September 20, 2002
----------------------------------------------------------------------------------
All Pro Small Cap Value Portfolio   Reams                   September 20, 2002
                                    Sterling                September 20, 2002
International Portfolio             TBC                     September 20, 2002
----------------------------------------------------------------------------------
Equity 500 Index Portfolio          SSgA                    September 20, 2002
----------------------------------------------------------------------------------
Balanced Portfolio                  Alger Management        September 20, 2002
----------------------------------------------------------------------------------
Bond Portfolio                      Western Asset           September 20, 2002
----------------------------------------------------------------------------------



Each of the Interim Subadvisory Agreements became effective on October 1, 2002. Each Interim Subadvisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Interim Advisory Agreement between Gartmore and the Fund. Each Interim Subadvisory Agreement can be terminated by the Fund's Board or by 1940 Act Vote of the Portfolio's shares upon 60 days' written notice given to Gartmore and the Portfolio's subadviser. Gartmore or a Portfolio's subadviser can terminate the Interim Subadvisory Agreement upon 60 days' written notice to the other. Each Interim Subadvisory Agreement, unless sooner terminated, will continue until 150 days from the date the Interim Subadvisory Agreement became effective.

Each New Subadvisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the New Advisory Agreement between Gartmore and the Fund.
Each New Subadvisory Agreement can be terminated by the Fund's Board or by 1940 Act Vote of the Portfolio's shares upon 60 days' written notice given to Gartmore and the Portfolio's subadviser. Gartmore or a Portfolio's subadviser can terminate the New Subadvisory Agreement upon 60 days' written notice to the other. Otherwise, each New Subadvisory Agreement will continue in force with respect to a Portfolio for more than two years after the effective date so long as the continuance is approved at least annually by a majority of the independent trustees of the Fund's Board, and by: (1) a 1940 Act Vote of the Portfolio's shareholders; or (2) a majority vote of the Fund's Board.

APPROVAL  OF  INVESTMENT  ADVISORY  AND  SUBADVISORY  AGREEMENTS

In voting to approve the New Advisory Agreement NLICA, NLACA, and/or National Life Insurance Company, as the case may be, will vote their Fund shares for, or against, the approval, or will withhold their votes, in the same proportion as Policyholders having an interest in the respective Portfolios vote for, against, or withhold their votes with respect to the agreement for that Portfolio.

The Fund's Board, including a majority of the independent trustees, considered whether to approve the Fund's investment advisory and subadvisory agreements, with the assistance of independent counsel to the independent trustees. The Board considered the advisory fee structure of each of the Portfolios in light of a variety of factors, including, among other factors: (a) the nature and quality of services provided to the Fund, the Portfolios, and their respective shareholders; (b) the investment adviser's costs in providing those services;
(c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser's (or subadviser's) relationship with the Fund.

     As part of the Board's consideration of the quality of services provided to the Fund, the Portfolios, and shareholders by the adviser and subadvisers, the Board reviewed the relative performance of each of the Portfolios. The Board also reviewed the investment adviser's profitability with respect to each Portfolio and on an aggregate basis, and the Board, including a majority of the independent trustees, considered the investment adviser's profits to be reasonable in relation to the nature, quality, and costs of the investment adviser's services.

     As part of the Board's consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Portfolios and the costs incurred by the investment adviser as a result of any voluntary expense limitations the investment adviser has imposed. In comparing the expense ratio of each of the Portfolios to other mutual funds, the Board, including a majority of the independent trustees, took into account that the expense ratios compared favorably to those of other funds.

ADDITIONAL  INFORMATION  ABOUT  INVESTMENT  SUBADVISORY  AGREEMENTS

Gartmore has retained Wilshire as an investment management consultant to assist Gartmore in identifying and evaluating the performance of potential subadvisers for each All Pro Portfolio and the Bond Portfolio. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios and/or the Bond Portfolio. Wilshire assists Gartmore in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists Gartmore in performing similar ongoing quantitative analysis of the performance of each of the subadvisers for the All Pro Portfolios and the Bond Portfolio, and in determining whether changes in a Portfolio subadviser would be desirable for a Portfolio. As compensation for these services, Gartmore pays Wilshire a non-discretionary subadvisory fee equal to 0.05% of the average daily net assets of each of the All Pro Portfolios and the Bond Portfolio.

On behalf of the All Pro and Bond Portfolios, Gartmore has entered into investment subadvisory agreements with the subadvisers listed above under "Investment Advisory and Other Services." Gartmore has also entered into investment subadvisory agreements with the subadvisers for the Equity 500 Index, International, and Balanced Portfolios, as listed above under "Investment Advisory and Other Services." The table below indicates the annual fee rate Gartmore is required to pay each subadviser under the applicable subadvisory agreement.





                                               ANNUAL RATE OF COMPENSATION
NAME                  SUBADVISER                 (AS A PERCENTAGE OF THE
OF PORTFOLIO                                    AVERAGE DAILY NET ASSETS)
-------------------------------------------------------------------------------------
All Pro. . . . .  Alliance             0.90% on the first $10,000,000
Broad Equity . .  Capital(1)           0.75% on the next $10,000,000
Portfolio                              0.625% on the next $20,000,000
                                       0.375% on the next $20,000,000
                                       0.25% on assets in excess of $60,000,000
                  Bernstein(1)         0.60% of the first $10,000,000
                                       0.50% of the next $15,000,000
                                       0.40% of the next $25,000,000
                                       0.30% of the next $50,000,000
                                       0.25% of the next $50,000,000
                                       0.225% of the next $50,000,000
                                       0.20% of the next $50,000,000
                                       0.175% of the next $50,000,000
                                       0.15% of assets in excess of $300,000,000
                  Husic                0.50%
                  Reams                0.50%
-------------------------------------------------------------------------------------
All Pro. . . . .  Alliance Capital(1)  0.90% on the first $10,000,000
Large Cap                              0.75% on the next $10,000,000
 Growth                                0.625% on the next $20,000,000
Portfolio                              0.375% on the next $20,000,000
                                       0.25% on assets in excess of $60,000,000
                  Geewax               0.30%
-------------------------------------------------------------------------------------
All Pro Large. .  Bernstein(1)         0.60% of the first $10,000,000
 Cap Value                             0.50% of the next $15,000,000
Portfolio                              0.40% of the next $25,000,000
                                       0.30% of the next $50,000,000
                                       0.25% of the next $50,000,000
                                       0.225% of the next $50,000,000
                                       0.20% of the next $50,000,000
                                       0.175% of the next $50,000,000
                                       0.15% of assets in excess of $300,000,000
                  Mellon Equity        0.20%
-------------------------------------------------------------------------------------
All Pro. . . . .  Lee Munder           0.70%
 Small Cap . . .  Investments
Growth Portfolio
                  Husic                0.50%
-------------------------------------------------------------------------------------
All Pro. . . . .  Reams                0.50%
Small Cap
Value Portfolio
                  Sterling             0.70%
-------------------------------------------------------------------------------------
Equity 500 . . .  SSgA                 0.025% on the first $200 million in assets
-------------------------------------------------------------------------------------
Index Portfolio                        0.020% on the next $500 million in assets
                                       0.015% on assets in excess of $700 million
-------------------------------------------------------------------------------------
International. .  TBC                  The greater of:  (a) 0.375% of the first
Portfolio                              500 million and 0.30% on amounts in
                                       excess of $500 million; or (b) $20,000
                                       per year
-------------------------------------------------------------------------------------
Balanced . . . .  Alger                0.35%
Portfolio. . . .  Management
-------------------------------------------------------------------------------------
Bond . . . . . .  Western Asset        0.20%
Portfolio
-------------------------------------------------------------------------------------
____________

-1     The fee is based on the aggregate assets of all accounts that the subadviser manages  for  Gartmore  and  its  affiliates.





As shown below, MSIM, the Fund's former adviser, paid the following subadvisory fees for the past three fiscal years:

- Alliance Capital on behalf of the All Large Cap Growth and the All Pro Broad Equity Portfolio (formerly, the Growth Portfolio). For the year ended December 31, 2001, MSIM paid Alliance Capital $101,223.00 for services in connection with the All Pro Large Cap Growth Portfolio. Under a similar subadvisory agreement in effect prior to the Fund's conversion to a Delaware business trust (the "Conversion"), for the period from December 6, 2000 through December 31, 2000, MSIM paid Alliance Capital $804.00 for services in connection with the All Pro Large Cap Growth Portfolio. For the period from January 1, 2000 through December 5, 2000 and for the year ended December 31, 1999, MSIM paid a former subadviser $75,177.95 and $42,423.50, respectively, for services in connection with the All Pro Large Cap Growth Portfolio. For the year ended December 31, 2001, MSIM paid Alliance Capital $366,351.00 for services in connection with the All Pro Broad Equity Portfolio. The All Pro Broad Equity Portfolio did not have an investment subadviser prior to the Conversion.

- Geewax on behalf of the All Pro Large Cap Growth Portfolio. For the year ended December 31, 2001, MSIM paid Geewax $58,946.43 for services in connection with the All Pro Large Cap Growth Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the years ended December 31, 2000 and 1999, MSIM paid Geewax $68,170.89 and $36,527.53, respectively, for services in connection with the All Pro Large Cap Growth Portfolio.

- Mellon Equity on behalf of the All Pro Large Cap Value Portfolio. For the year ended December 31, 2001, MSIM paid Mellon Equity $32,402.09 for services in connection with the All Pro Large Cap Value Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the years ended December 31, 2000 and 1999, MSIM paid Mellon Equity $20,884.54 and $20,164.40, respectively, for services in connection with the All Pro Large Cap Value Portfolio. For the period from commencement of operations through February 28, 1999, the All Pro Large Cap Value Portfolio had three subadvisers. For the period from January 1, 1999 through February 28, 1999 MSIM paid a former subadviser $880.17 for services in connection with the All Pro Large Cap Value Portfolio.

- Bernstein on behalf of the All Pro Broad Equity Portfolio and the All Pro Large Cap Value Portfolio. For the year ended December 31, 2001, MSIM paid Bernstein $262,839.79 for services in connection with the All Pro Broad Equity Portfolio. For the year ended December 31, 2001, MSIM paid Bernstein $52,864.02 for services in connection with the All Pro Large Cap Value Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the period from April 1, 2000 through December 31, 2000, MSIM paid Bernstein $31,422.78 for services in connection with the All Pro Large Cap Value Portfolio. For the period from commencement of operations through November 21, 2000, the All Pro Large Cap
Value Portfolio had three subadvisers. For the period from January 1, 2000 through November 21, 2000 and for the year ended December 31, 1999, MSIM paid a former subadviser $17,811.17 and $24,223.22, respectively, for services in connection with the All Pro Large Cap Value Portfolio. For the period from January 1, 2000 through March 31, 2000 and for the year ended December 31, 1999, MSIM paid a former subadviser $3,567.06 and $13,299.24, respectively, for services in connection with the All Pro Large Cap Value Portfolio. The All Pro Broad Equity Portfolio did not have an investment subadviser prior to the Conversion.

- Husic on behalf of the All Pro Broad Equity Portfolio and the All Pro Small Cap Growth Portfolio. For the year ended December 31, 2001, MSIM paid Husic $73,012.84 for services in connection with the All Pro Broad Equity Portfolio and $157,761.87 for services in connection with the All Pro Small Cap Growth Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the years ended December 31, 2000 and 1999, MSIM paid Husic
$206,776.30 and $59,544.14, respectively, for services in connection with the All Pro Small Cap Growth Portfolio. The All Pro Broad Equity Portfolio did not have an investment subadviser prior to the Conversion.

- Lee Munder Investments on behalf of the All Pro Small Cap Growth Portfolio. For the year ended December 31, 2001, MSIM paid Lee Munder Investments $140,783.02 for services in connection with the All Pro Small Cap Growth Portfolio. Under an interim subadvisory agreement, for the period from August 24, 2000 through December 31, 2000, MSIM paid Lee Munder Investments $40,884.19 for services in connection with the All Pro Small Cap Growth
Portfolio. For the period January 1, 2000 through August 23, 2000 and for the year ended December 31, 1999, MSIM paid a former subadviser $95,093.36 and $36,699.45, respectively, for services in connection with the All Pro Small Cap Growth Portfolio.

- Reams on behalf of the All Pro Broad Equity Portfolio and the All Pro Small Cap Value Portfolio. For the year ended December 31, 2001, MSIM paid
Reams $82,552.65 for services in connection with the All Pro Broad Equity Portfolio and $85,948.79 for services in connection with the All Pro Small Cap Value Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the year ended December 31, 2000, and for the period December 21, 1999 through December 31, 1999, MSIM paid Reams $40,526.91 and $627.58, respectively, for services in connection with the All Pro Small Cap Value Portfolio. For the period from January 1, 1999 through December 20, 1999, MSIM paid a former subadviser $18,816.02 for services in connection with the All Pro Small Cap Value Portfolio. The All Pro Broad Equity Portfolio did not have an investment subadviser prior to the Conversion.

- Sterling on behalf of the All Pro Small Cap Value Portfolio. For the year ended December 31, 2001, MSIM paid Sterling $108,922.65 for services in connection with the All Pro Small Cap Value Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the period February 11, 2000 through December 31, 2000, MSIM paid Sterling $49,881.40 for services in connection with the All Pro Small Cap Value Portfolio. For the period January 1, 2000 through February 11, 2000 and for the year ended December 31, 1999, MSIM paid a former subadviser $9,498.55 and $40,852.71, respectively, for services in connection with the All Pro Small Cap Value Portfolio.

- SSgA on behalf of the Equity 500 Index Portfolio. For the year ended December 31, 2001, MSIM paid SSgA $76,805.15 for services in connection with the Equity 500 Index Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the period from February 7, 2000 through December 31, 2000, MSIM paid SSgA $58,900.14 for services in connection with the Equity 500 Index Portfolio.

- TBC on behalf of the International Portfolio. For the year ended December 31, 2001, MSIM paid TBC $270,143.74 for services in connection with the International Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the years ended December 31, 2000 and 1999, MSIM paid TBC $312,435 and $284,162, respectively, for services in connection with the International Portfolio.

- T. Rowe Price on behalf of the Mid Cap Growth Portfolio (formerly, the Aggressive Growth Portfolio). For the year ended December 31, 2001, MSIM paid
T. Rowe Price $426,313.59 for services in connection with the Mid Cap Growth Portfolio. The Mid Cap Growth Portfolio did not have an investment subadviser prior to the Conversion.

- Alger Management on behalf of the Balanced Portfolio (formerly, the Managed Portfolio). For the year ended December 31, 2001, MSIM paid Alger Management $220,325.62 for services in connection with the Balanced Portfolio. The Balanced Portfolio did not have an investment subadviser prior to the Conversion.

- Western Asset on behalf of the Bond Portfolio. For the year ended December 31, 2001, MSIM paid Western Asset $85,268.98 for services in connection with the Bond Portfolio. The Bond Portfolio did not have an investment subadviser prior to the Conversion.

As stated above, Gartmore has retained Wilshire as an investment management consultant to assist MSIM in identifying and evaluating the performance of potential subadvisers for the All Pro Portfolios and Bond Portfolio. For the year ended December 31, 2001, MSIM paid Wilshire $239,163.38 for services in connection with these Portfolios and the Mid Cap Growth Portfolio. Under a similar subadvisory agreement prior to the Conversion, for the years ended December 31, 2000 and 1999, MSIM paid Wilshire $22,999.46 and $11,528.21, respectively, for services in connection with the All Pro Large Cap Growth Portfolio. For the years ended December 31, 2000 and 1999, MSIM paid Wilshire $12,286.87 and $10,092.61, respectively, for services in connection with the All Pro Large Cap Value Portfolio. For the years ended December 31, 2000 and 1999, MSIM paid Wilshire $34,822.67 and $9,924.36, respectively, for services in connection with the All Pro Small Cap Growth Portfolio. For the years ended December 31, 2000 and 1999, MSIM paid Wilshire $7,705.01 and $4,703.32, respectively, for services in connection with the All Pro Small Cap Value Portfolio. Prior to the Conversion, Wilshire did not consult in connection with any of the other Portfolios.

EXPENSES

Generally, the Portfolios directly assume their expenses and a pro-rata portion of the expenses borne by the Fund, including the fees payable to Gartmore, which are accrued daily. Expenses that the Portfolios bear directly include redemption expenses, expenses of portfolio transactions that do not reduce the cost basis of a security, shareholding servicing costs, expenses of registering the Fund's shares under federal and state securities laws, interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Fund expenses that are allocated to a Portfolio on the basis of size of the respective Portfolios include trustees' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, Securities and Exchange Commission fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses that the Board determines to be properly payable by the Fund and allocable either on the basis of size of the respective Portfolios or to a particular Portfolio or Portfolios. Depending upon the nature of a proxy statement or a lawsuit or certain other expenses, these costs may be directly applicable to one or more of the Portfolios or allocated on the basis of the size of the respective Portfolios.

For the period ended December 31, 2001, each Portfolio bore total expenses, computed as a percentage of the average daily net assets of that Portfolio, as follows:

All Pro Broad Equity Portfolio . .  0.87%
All Pro Large Cap Growth Portfolio  0.90%
All Pro Large Cap Value Portfolio.  0.90%
All Pro Small Cap Growth Portfolio  1.10%
All Pro Small Cap Value Portfolio.  1.10%
Equity 500 Index . . . . . . . . .  0.28%
International Portfolio. . . . . .  1.08%
Mid Cap Growth Portfolio . . . . .  0.92%
Balanced Portfolio . . . . . . . .  0.82%
Bond Portfolio . . . . . . . . . .  0.67%
Money Market Portfolio . . . . . .  0.50%


EXPENSE  LIMITS.

Pursuant to a reimbursement agreement, Gartmore has voluntarily agreed to reimburse the Fund's Portfolios for certain ordinary operating expenses, excluding the expenses of advisory fees and any extraordinary costs and expenses, such as attorneys' fees, court judgments, decrees or awards, or any other litigation costs in legal actions involving the Fund generally or one or more Portfolios specifically, or costs relating to indemnification of trustees, officers or employees of the Fund where these costs are not covered by trustee and officer liability insurance, if those ordinary operating expenses for the Portfolio are in excess of the above-specified percentages of the Portfolio's average daily net assets. (See the table under "Advisory Agreements".) Prior to October 1, 2002, pursuant to a substantially similar reimbursement agreement, PMLIC had voluntarily agreed to reimburse the Fund's Portfolios for certain ordinary operating expenses, if those ordinary operating expenses for the Portfolio were in excess of the above-specified percentages of the Portfolio's average daily net assets. (See the table under "Advisory Agreements".)

During 2001, Provident Mutual reimbursed the Fund $269,760, $56,487, $46,253, $72,405, $46,491, $821,915, $85,650, $630, $9,739, $37,905 in expenses for the
All  Pro  Broad  Equity,
All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, Mid Cap Growth, Balanced, Bond and Money Market Portfolios, respectively. During 2000, Provident Mutual reimbursed the Fund $416,023 in expenses for the Equity 500 Index Portfolio. During 1999, Provident Mutual reimbursed the Fund $564 in expenses for the Small Cap Value Portfolio.

ADMINISTRATOR

As of October 1, 2002, pursuant to a fund administration agreement between the Fund and Gartmore SA Capital Trust ("GSA"), GSA serves as the Fund's administrator. As the administrator, GSA is responsible for providing services related to the general business administration of the Fund and the Portfolios, as well as providing general oversight and supervision of the Fund's other service providers, excluding investment advisory services, but including fund accounting, legal and audit, custody and transfer and dividend disbursing agency services that are provided to the Fund. GSA is generally responsible for oversight and supervision of each of the Fund's service providers except for Gartmore and the subadvisers (for which Gartmore generally oversees and supervises). GSA has the authority under the administration agreement to subcontract the services provided for under the administration agreement.

The Portfolios of the Fund pay a combined fee at an annual rate of 0.06% of the Fund's average daily net assets for services provided by GSA as the Fund's administrator and by Gartmore Investor Services, Inc. ("GISI") for transfer and dividend disbursement agency services provided under a transfer and dividend disbursing agent agreement between the Fund and GISI. (See "Transfer Agent and Dividend Disbursing Agent" below.) The fee is computed daily and paid monthly.

At the September 20, 2002 Board meeting, the Board approved an administrative services plan pursuant to which the Fund may pay fees to brokers and other entities who provide administrative support services to the Portfolios. As authorized by the administrative services plan, the Fund, on behalf of the Portfolios, has entered into servicing agreements with each of NLICA and NLACA, effective October 1, 2002. Under these servicing agreements, NLICA and NLACA perform certain administrative and record keeping services. NLICA and NLACA receive fees computed at the annual rate of 0.15% of the average daily net assets represented by shares of the Portfolio held by owners of variable contracts issued by NLICA and NLACA, respectively. For the fiscal year ended December 31, 2001, the Fund did not pay any administrative fees because the administrative services plan became effective on October 1, 2002.

From October 1, 2002 to January 29, 2001, pursuant to an administration agreement between the Fund and Provident Mutual, Provident Mutual served as the Fund's administrator. For providing these services, the Fund paid Provident Mutual quarterly, in arrears, a fee per Portfolio at the annual rate of 0.10% of the each Portfolio's average daily net assets. For the period from January 29, 2001 to December 31, 2001, the Fund paid Provident Mutual $1,030,789 for services as the Fund's administrator.

FUND  ACCOUNTING  AND  ADMINISTRATIVE  SERVICES

As of October 1, 2002, BISYS Fund Services Ohio, Inc. ("BISYS") provides certain administrative services to the Fund pursuant to a sub-service agreement between GSA and BISYS. The sub-service agreement amends a service agreement previously in place between BISYS and (1) GSA with respect to BISYS providing fund administration services; and (2) GSA, on behalf of GSA's subsidiary GISI, with respect to BISYS providing transfer agent services. For these services, GSA pays BISYS monthly a fee at the annual rate of 0.034% of the aggregate average daily net assets of each Portfolio.

From April 1, 2002 to October 1, 2002, BISYS provided fund accounting and certain administrative services to the Fund pursuant to a services agreement between BISYS and the Fund. These services included maintaining the Portfolios' books and records, preparing certain governmental filings, statements, returns, and stockholder reports, and computing net asset value and daily dividends. For these services, the Fund paid BISYS a fee at the annual rate of 0.034% of each Portfolio's net assets, computed daily and paid monthly.

Under a previous fund accounting and administrative services agreement between the Fund and PFPC Inc. ("PFPC") (effective through March 31, 2002), PFPC provided fund accounting and certain administrative services to the Fund. For the past three fiscal years, the Portfolios paid the following accounting and administrative fees to PFPC pursuant to the previous fund accounting and administrative services agreement:


PORTFOLIO                             2001      2000      1999
All Pro Broad Equity Portfolio . .  $195,501  $247,675  $236,297
All Pro Large Cap Growth Portfolio  $ 35,620  $ 40,997  $ 19,074
All Pro Large Cap Value Portfolio.  $ 29,421  $ 22,267  $ 15,686
All Pro Small Cap Growth Portfolio  $ 47,729  $ 61,990  $ 15,662
All Pro Small Cap Value Portfolio.  $ 28,238  $ 13,730  $  7,219
Equity 500 Index Portfolio1. . . .  $298,589  $307,292  $      0
International Portfolio. . . . . .  $ 64,104  $ 73,490  $ 74,538
Mid Cap Growth Portfolio . . . . .  $ 82,834  $ 71,585  $ 41,725
Balanced Portfolio . . . . . . . .  $ 60,611  $ 61,767  $ 54,798
Bond Portfolio . . . . . . . . . .  $ 40,812  $ 32,736  $ 27,385
Money Market Portfolio . . . . . .  $117,051  $ 94,663  $ 79,064
____________
1  Fund  commenced  operations  on  February  7,  2000.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The investment advisory and subadvisory agreements authorize Gartmore or the subadvisers, respectively, other than Wilshire, to place all portfolio orders on behalf of each Portfolio and to seek, in all cases, to obtain the most favorable execution and price. Gartmore or the subadvisers may place orders with brokers that are affiliated persons of the Fund, as that term is defined in Section 2(a) of the 1940 Act, pursuant to policies adopted under Rule 17e-1. The Fund's policies are in conformity with the applicable rules under the 1940 Act to ensure all brokerage commissions paid to affiliated persons are reasonable and fair. However, in no event will persons affiliated with the Fund deal with the Fund as principal in the purchase and sale of the Fund's portfolio securities except in conformity with the 1940 Act and the Investment Advisers Act of 1940 and related rules.

Equity securities are customarily traded on the stock exchange, but may also be traded over-the-counter. Bonds and debentures are customarily traded over-the-counter but may be traded on the bond exchange. Money market instruments are traded primarily in the over-the-counter market. Purchases and sales on the stock exchanges are affected by brokers and normally involve the payment of brokerage commissions. Over-the-counter securities are purchased directly from the issuer or dealers who are usually acting as principals for their own accounts. These securities are generally traded on a net basis and do not involve either brokerage commissions or transfer taxes. Consequently, the cost of executing such transactions consists primarily of mark-ups on the value of the securities or dealer spreads and underwriting commissions.

Gartmore or the subadvisers will determine the brokers to be used for purchases and sales of each Portfolio's securities. There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment adviser, Gartmore, but it is generally not the policy of the Fund or any Portfolio, except the All Pro Portfolios, to pay higher brokerage commissions to a firm solely because it has provided such services. The subadvisers to the All Pro Portfolios are authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers that the subadviser believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, a subadviser to an All Pro Portfolio is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Portfolio, a higher commission than that charged by other brokers and dealers if the subadviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the subadviser's overall responsibilities with respect to the relevant Portfolio segment and to any other client accounts or portfolios that the subadviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by a subadvisory agreement or otherwise. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of Gartmore and this has been considered in setting the advisory fees paid by the Fund.

During the period from January 1, 2001 to December 31, 2001, the Fund paid aggregate brokerage fees of $1,397,310.54, of which $481,708.53 was paid by All Pro Broad Equity Portfolio, $70,969.60 was paid by All Pro Large Cap Growth Portfolio, $51,298.30 was paid by All Pro Large Cap Value Portfolio, $249,450.58 was paid by All Pro Small Cap Growth Portfolio, $90,346.02 was paid by All Pro Small Cap Value Portfolio, $120,018.66 was paid by International Portfolio, $222,218.44 was paid by Mid Cap Growth Portfolio, and $96,020.02 was paid by the Balanced Portfolio. None of the other Portfolios paid any brokerage commissions for the period.

During the period from January 1, 2000 to December 31, 2000, the Fund paid aggregate brokerage fees of $1,040,041, of which $351,312 was paid by All Pro Broad Equity Portfolio, $76,657 was paid by All Pro Large Cap Growth Portfolio, $75,624 was paid by All Pro Large Cap Value Portfolio, $119,608 was paid by All Pro Small Cap Growth Portfolio, $81,803 was paid by All Pro Small Cap Value Portfolio, $159,863 was paid by International Portfolio, $117,108 was paid by Mid Cap Growth Portfolio, and $58,066 was paid by the Balanced Portfolio. None of the other Portfolios paid any brokerage commissions for the period.

During the period from January 1, 1999 to December 31, 1999, the Fund paid aggregate brokerage fees of $509,685, of which $370,690 was paid by All Pro Broad Equity Portfolio, $33,225 was paid by All Pro Large Cap Growth Portfolio, $35,256 was paid by All Pro Large Cap Value Portfolio, $29,265 was paid by All Pro Small Cap Growth Portfolio, $43,457 was paid by All Pro Small Cap Value Portfolio, $151,919 was paid by International Portfolio, $61,346 was paid by Mid Cap Growth Portfolio, and $55,610 was paid by the Balanced Portfolio. None of the other Portfolios paid any brokerage commissions for the period.

For the past three fiscal years, the Portfolios paid the following brokerage commissions to brokers that are affiliated persons of the Portfolio, the Fund, or an adviser or affiliated persons of such persons:

                                                    Aggregate Amount of
                                                   Brokerage Commissions
                                                  Paid for the Years Ended
Portfolio                 Broker               2001            2000     1999
-----------------------------------------------------------------------------
All Pro. . .  Sanford C.                       $355,206.10  $        0  $   0
Broad Equity  Bernstein &
Portfolio. .  Co., LLC
-----------------------------------------------------------------------------
All Pro. . .  Sanford C. Bernstein & Co., LLC  $  1,568.65  $29,367.22  $   0
Large Cap
Value
-----------------------------------------------------------------------------
Balanced . .  Fred Alger & Co., Inc.           $ 84,026.02  $        0  $   0
Portfolio
-----------------------------------------------------------------------------



PORTFOLIO               BROKER           % OF AGGREGATE       % OF AGGREGATE
                                            BROKERAGE         DOLLAR AMOUNT
                                        COMMISSIONS PAID       OF BROKERAGE
                                       FOR THE YEAR ENDED      TRANSACTIONS
                                          DECEMBER 31,       WITH THE BROKER
                                              2001             FOR THE YEAR
                                                                  ENDED
                                                            DECEMBER 31, 2001
-----------------------------------------------------------------------------
All Pro . . . .  Sanford C. Bernstein               73.74%              59.87%
Broad Equity. .  & Co., LLC
Portfolio
-----------------------------------------------------------------------------
All Pro . . . .  Sanford C. Bernstein               42.05%              32.12%
Large Cap . . .  & Co., LLC
Value Portfolio
-----------------------------------------------------------------------------
Balanced. . . .  Fred Alger &                       87.51%              89.25%
Portfolio . . .  Co., Inc.


BROKER                                   BASIS OF AFFILIATION
-----------------------------------------------------------------------------
Sanford C. Bernstein & Co., LLC  Broker-Dealer Affiliate of Bernstein
-----------------------------------------------------------------------------
Fred Alger & Co., Inc.. . . . .  Broker-Dealer of Alger Management
-----------------------------------------------------------------------------



                        DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the Fund will offer and sell shares at each Portfolio's per share net asset value. The net asset value of the shares of each Portfolio (except Money Market Portfolio) of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day when the New York Stock Exchange is open for business for the day prior to the day on which a transaction is to be effected. The Money Market Portfolio's net asset value is determined once daily on each day the New York Stock Exchange and the Federal Reserve Bank both are open for business. Events affecting the values of the International Portfolio's securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Portfolio's calculation of net asset value unless it is deemed that the particular event would materially affect net asset value, in which case an adjustment will be made.

The New York Stock Exchange currently is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Federal Reserve Bank is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day, and the preceding Friday or subsequent Monday when one of these days follow on a Saturday or Sunday, respectively.

The Fund's Board has specifically approved the use of a pricing service for debt securities with maturities generally exceeding one year. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when such assets are valued. For days having no exchange sales and for unlisted securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. If no National Market System sales occur on that day, equity securities are valued at the last reported "bid" price, and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported "asked" price. Debt securities with maturities exceeding one year are valued on the basis of valuations furnished by a pricing service when such prices are believed to reflect such securities' fair value.

The value of a foreign security held by the International Portfolio is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open. Consequently, the net asset value calculation for the Portfolio may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the Portfolio may be significantly affected on days when shares are not available for purchase or redemption.

Any assets that are denominated in a foreign currency are converted into U.S. dollar equivalents at the prevailing market rates as quoted by generally recognized reliable sources.

Money market instruments with a remaining maturity of 60 days or less held by any Portfolio, and all instruments held by Money Market Portfolio (including master demand notes) are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During a period of declining interest rates, the daily yield on shares of Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

Use of the amortized-cost valuation method by Money Market Portfolio requires the Portfolio to maintain a dollar-weighted average maturity of 90 days or less and to only purchase obligations having remaining maturities of 397 days (13 months) or less, subject to certain maturity shortening provisions of Rule 2a-7. In addition, the Portfolio can invest only in obligations determined by the Board to present minimal credit risks. When an eligible security (described in the Prospectus) goes into default or has its rating downgraded thereby causing the security no longer to be an eligible security, the Board must promptly reassess whether this security presents a minimal credit risk and whether continuing to hold the security is in the Portfolio's best interest. In addition, as to certain types of investments, the Portfolio may invest only in obligations meeting the quality requirements spelled out in the Prospectus. Furthermore, investments in the securities of any one issuer may not exceed 5% of the Portfolio's total assets at the time of such purchase, nor may investments in "second-tier securities" (eligible securities which are not rated in the highest short term rating category by at least two nationally recognized statistical rating organizations (Rating Agencies) or one Rating Agency if it is the only Rating Agency rating that security or comparable unrated securities), exceed 5% of the Portfolio's total assets nor may investments in any one issuer exceed the greater of 1% of the Portfolio's total assets or $1 million. The Board has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include the review of that Portfolio's investment holdings by the Board, at such intervals as the Board may deem appropriate, to determine whether the net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If this deviation exceeds of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to new or existing investors, the Board will take such corrective action as the Board regards as necessary and appropriate, including: the sale of Portfolio instruments prior to maturity; the withholding of dividends or payment of distributions from capital or capital gains; or redemptions of shares in kind or the establishment of a net asset value per share based upon available market quotations.

                              REDEMPTION OF SHARES

The Fund is required to redeem all full and fractional shares for cash at the net asset value per share next calculated after the Fund receives the redemption order. The Fund generally makes payment for shares redeemed within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (1) trading on the New York Stock Exchange is restricted or such exchange is closed for other than weekends and holidays; (2) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (3) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                      FEDERAL TAX STATUS OF THE PORTFOLIOS

The following discussion of the federal tax status of the Portfolios is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action.

     Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of the Portfolio's investment company taxable income (including, for this purpose, its net ordinary investment income and net realized short-term capital gain) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), (which each Portfolio intends to do), then under the provisions of Subchapter M, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes to shareholders (or treats as being "deemed distributed" to shareholders). Each Portfolio will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to the shareholders.

     A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gain from the sale or disposition of stock or securities (including gain from related investments in foreign currencies), and other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio's total assets may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Portfolio must not invest more than 25% of the value of the Portfolio's total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses.

In addition, regulated investment companies generally must distribute in a timely manner the sum of (i) 98% of their ordinary income for each calendar year, (ii) 98% of their capital gain net income for the one-year period ending October 31 in that calendar year, and (iii) any income not distributed in prior years, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. This 4% federal excise tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts or certain employee benefit plans or trusts (the "Segregated Asset Account Exception"). Generally, each Portfolio will seek to avoid paying this 4% federal excise tax either by qualifying for the Segregated Asset Account Exception or by satisfying the annual distribution requirements.

Each of the Portfolios also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the Portfolios. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.

The 817(h) requirements place certain limitations on the assets of each separate account (or underlying portfolio) that may be invested in securities of a single issuer. These limitations apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

- no more than 55% of the value of a Portfolio's total assets may be represented by any one investment
-     no  more  than 70% of such value may be represented by any two investments
-     no more than 80% of such value may be represented by any three investments
-     no  more than 90% of such value may be represented by any four investments

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Investment income received from sources within foreign countries, or capital gain earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gain. The effective rate of foreign tax cannot be determined at this time since the amount of the Portfolios' assets to be invested within various countries is not now known. The Portfolios each seek to operate so as to qualify for treaty-reduced rates of tax when applicable. Owners of variable life insurance and variable annuity contracts investing in such a Portfolio bear the costs of any foreign tax, but are not able to claim a foreign tax credit or deduction for these foreign taxes.

     A Portfolio's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gain and losses realized by the Portfolio (that is, may affect whether gain or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules: (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require such a Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each Portfolio seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

If for any taxable year a Portfolio fails to qualify as a regulated investment company, all of its taxable income becomes subject to federal income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and, thereby, lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Portfolios' investment advisers, and each Portfolio intends to comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio's investment sub-adviser might otherwise select.

As of December 31, 2001, the following Portfolios have capital loss carryforwards as indicated below. The capital loss carry over is available to offset future realized capital gain to the extent provided in the Code and regulations thereunder.

                                       TOTAL      EXPIRATION DATES:
PORTFOLIO                             AMOUNT        DECEMBER 31,
--------------------------------------------------------------------
All Pro Large Cap Growth Portfolio  $ 8,985,276  $  188,133 in 2008;
                                                 $ 8,797,143 in 2009
--------------------------------------------------------------------
All Pro Large Cap Value Portfolio.  $ 1,467,149  $ 1,467,149 in 2008
--------------------------------------------------------------------
All Pro Small Cap Growth Portfolio  $17,239,407  $2,434,545 in 2008;
                                                 $14,804,862 in 2009
--------------------------------------------------------------------
Equity 500 Index Portfolio . . . .  $ 3,873,898  $ 3,873,898 in 2009
--------------------------------------------------------------------
International Portfolio. . . . . .  $   991,447  $   991,447 in 2009
--------------------------------------------------------------------
Balanced Portfolio . . . . . . . .  $ 2,174,493  $ 2,174,493 in 2009
--------------------------------------------------------------------
Bond Portfolio . . . . . . . . . .  $ 1,409,283  $ 1,409,283 in 2008
--------------------------------------------------------------------
Money Market Portfolio . . . . . .  $        73  $       57 in 2005;
                                                 $        9 in 2007;
                                                 $         7 in 2009
--------------------------------------------------------------------

If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such Portfolios would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gain and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gain and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Portfolio must derive at least 90% of its annual gross income.
Each Portfolio that invests in certain payment-in-kind investments, zero coupon securities, or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Portfolio must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

POLICYHOLDER  TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gain realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to any plan participants, see the summary plan description or contact your plan administrator.

                                 CAPITALIZATION

The Fund was originally incorporated in Maryland on March 21, 1985, and, as of the close of business on January 26, 2001, reorganized and redomesticated as a Delaware business trust. The Fund is authorized to issue an unlimited number of shares, which currently are divided into the following eleven series: the All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, International, Equity 500 Index, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios. The Fund may establish additional portfolios and may create one or more classes in any existing or new portfolio that has the descriptions, powers, and rights, and the qualifications, limitations as to dividends, and restrictions as the Board may determine at that time. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

VOTING  RIGHTS

As an investment company organized as a Delaware business trust, the Fund is not required to hold annual shareholders' meetings. The Board will call a shareholders' meeting whenever one or more of the following is required to be acted on by shareholders pursuant to the 1940 Act: (1) election of trustees; (2) approval of an investment advisory agreement in cases where the Fund does not have exemptive relief from the Securities and Exchange Commission pursuant to section 15 of the Act; (3) ratification of selection of independent accountants; or (4) approval of an underwriting agreement.

On any matter submitted to a vote of shareholders, each shareholder is entitled to one vote for each dollar (and a fractional vote for each fraction of a dollar) of net asset value standing in such shareholder's name on the books of each series in which such shareholder owns shares entitled to vote. Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of trustees can elect all of the trustees of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any trustees.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of trustees or the approval of independent public accountants) are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of an investment advisory agreement) are voted on separately by the shareholders of each Portfolio for their Portfolio. Matters affecting only one Portfolio, (such as a change in its fundamental policies), are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolios; or (2) the matter has not been approved by a 1940 Act majority of the outstanding voting securities of the Fund.
                                 CODES OF ETHICS

The Fund's Board has adopted a code of ethics under Rule 17j-1 of the 1940 Act (the "Code of Ethics"). The Code of Ethics covers the conduct (including the personal securities transactions) of the Fund's independent trustees as well as of any employees of NLICA, including those employees who participate in the selection of Portfolio securities or who have access to information regarding the Fund's pending purchases and sales of Portfolio securities (collectively referred to as "Covered Persons"). The Board has also approved Gartmore's code of ethics under Rule 17j-1 (the "Gartmore Code of Ethics"). The Gartmore Code of Ethics covers the conduct and personal securities transactions of any officer, director, and employee of Gartmore, including Gartmore's Covered Persons. The Gartmore Code of Ethics also covers the conduct and personal securities transactions of any officer, director, and employee of Nationwide
Financial, including Nationwide Financial's Covered Persons. 1717 Capital Management Company ("1717"), in 1717's capacity as the principal underwriter and distributor of the shares of interest offered and sold by the Fund, has adopted the Fund's Code of Ethics to cover the conduct and personal securities transactions of officers, directors, and employees of 1717, including 1717's Covered Persons.

In general, the Fund and Gartmore Codes of Ethics restrict purchases or sales of securities being purchased or sold or being considered for purchase or sale by the Fund by any Covered Persons (except employees who do not participate in the selection of a Portfolio's securities or have access to information regarding the Fund's pending purchases and sales of Portfolio securities) of the Fund, Gartmore, or 1717. Covered Persons are also prohibited from purchasing securities in an initial public offering and are also restricted in their purchases of private offerings of securities. The Code of Ethics also describes certain "blackout periods" during which: (1) no Covered Person, trustee, officer, or employee of the Fund may acquire ownership of a security on a day during which the Fund has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio shall purchase or sell any security within seven days after the Fund trades in such security. Certain specified transactions are exempt from the provisions of the Code of Ethics. Each of the subadvisers has adopted, and the Fund's Board has approved, a substantially similar code of ethics that the subadviser has represented contains provisions reasonably necessary to prevent its "access persons" (as defined in Rule 17j-1 under the 1940 Act) from engaging in the deceptive, manipulative, or fraudulent conduct prohibited by that rule. As required by Rule 17j-1, each subadviser also has certified that the subadviser has adopted procedures reasonably necessary to prevent the subadviser's access persons from violating the subadviser's code.

                             INVESTMENT PERFORMANCE

YIELD  FOR  THE  MONEY  MARKET  PORTFOLIO

The Fund may, from time to time, publish the yield and effective yield of the Money Market Portfolio in advertisements, sales literature, and shareholder reports. "Current yield" is based upon the income that a hypothetical investment in shares of the Money Market Portfolio would earn over a stated seven-day period. This amount is then "annualized" by assuming that the amount of income generated over that week is generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Portfolio's "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Money Market Portfolio is assumed to be reinvested. For any stated period, the effective yield is slightly higher than the current yield because of the compounding effect of this resumed reinvestment.

The yield for the Money Market Portfolio is computed by: (1) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted; (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares less a hypothetical charge reflecting deductions from shareholder accounts, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Fund may calculate a compounded effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

The seven-day current yield and effective seven-day yield as of December 31, 2001, for shares of the Money Market Portfolio were 1.44% and 1.45%, respectively.
30-DAY  YIELD

The Fund may, from time to time, publish a Portfolio's 30-day yield in advertisements, sales literature, and shareholder reports. The 30-day yield figures are calculated for a Portfolio according to a formula prescribed by the Securities and Exchange Commission. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

     Yield  =  2  [()  +  1)6  -  1]

Where:
     a    =  dividends  and  interest  earned  during  the  period;
     b    =  expenses  accrued  for  the  period  (net  of  reimbursements);
     c    =  the  average  daily  number of shares outstanding during the period that  were  entitled  to  receive  dividends;  and
     d    =  the  offering  price  per  share  on  the  last  day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

In periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of raising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's portfolio, thereby reducing the current yield of the Portfolio. In periods of raising interest rates, the opposite result can be expected to occur.

Yield information is useful in reviewing the performance of a Portfolio, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Portfolio with bank deposits, savings accounts, and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Yield is a function of the kind and quality of the instruments in the Portfolio's portfolio, portfolio maturity, operating expenses, and market conditions. Yield information may be of limited use for comparative purposes because yield does not reflect charges imposed at the separate account level which, if included, would decrease the yield.

The 30-day yield for the period ended December 31, 2001, for shares of the Bond Portfolio was 4.6275%.

AVERAGE  ANNUAL  TOTAL  RETURN

From time to time, the Fund may advertise a Portfolio's "average annual total return." A Portfolio's average annual total return quotation is computed in accordance with a method prescribed by Securities and Exchange Commission rules. The average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $10,000 investment in the Portfolio's shares on the first day of the period at the then-effective net asset value per share ("initial investment"), and computing the ending redeemable value
("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root ("n" representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

     The  average annual total return can be expressed by the following formula:

     P(1  +  T)n  =  ERV

Where:

          P     =     a  hypothetical  initial  payment  of  $1,000;
          T     =     average  annual  total  return;
          n     =     number  of  years;  and
          ERV   =     Ending  Redeemable  Value  of  a  hypothetical  $1,000
                      investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion).

The ERV assumes complete redemption of the hypothetical investment at the end of the 1-, 5-, or 10-year period

AVERAGE  ANNUAL  TOTAL  RETURN  FOR  PERIODS  ENDING  DECEMBER  31,  2001

                                      ONE     FIVE    TEN      SINCE         INCEPTION
                                     YEAR    YEARS   YEARS   INCEPTION         DATE
-------------------------------------------------------------------------------------------
All Pro Broad Equity Portfolio      -12.84%   6.82%   9.87%      11.24%  December 12, 1985
-------------------------------------------------------------------------------------------
All Pro Large Cap Growth Portfolio  -21.70%  N.A.    N.A.        -1.76%  May 4, 1998
-------------------------------------------------------------------------------------------
All Pro Large Cap Value Portfolio    -0.74%  N.A.    N.A.         0.40%  May 4, 1998
-------------------------------------------------------------------------------------------
All Pro Small Cap Growth Portfo     -15.92%  N.A.    N.A.         6.24%  May 4, 1998
-------------------------------------------------------------------------------------------
All Pro Small Cap Value Portfolio    12.80%  N.A.    N.A.         0.93%  May 4, 1998
-------------------------------------------------------------------------------------------
Equity 500 Index Portfolio          -12.24%  N.A.    N.A.        -9.79%  February 7, 2000
-------------------------------------------------------------------------------------------
International Portfolio             -12.20%   5.94%   7.91%       7.47%  November 1, 1991
-------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio             -3.36%  15.19%  11.63%      14.20%  May 1, 1989
-------------------------------------------------------------------------------------------
Balanced Portfolio                   -7.02%   6.81%   9.03%       8.46%  December 12, 1985
-------------------------------------------------------------------------------------------
Bond Portfolio                        7.40%   6.16%   6.30%       7.26%  December 12, 1985
-------------------------------------------------------------------------------------------
Money Market Portfolio                3.64%   5.06%   4.56%       5.49%  December 12, 1985

..


AGGREGATE  TOTAL  RETURN

The Fund may also publish "aggregate total return" figures in advertisements, sales literature, and shareholder reports. A Portfolio's aggregate total return for a specific period is calculated by first taking an investment (assumed to be $10,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The aggregate total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Aggregate total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Aggregate total return represents the cumulative change in the value of an investment for the specified period and is computed by the following formula:

          Aggregate  Total  Return  =  ERV  -  P
          P
     Where:

     P  =     a  hypothetical  initial  payment  of  $1,000;  and
     ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of the 1-, 5-, or 10-year period (or fractional portion), assuming reinvestment of all dividends and distributions.

Yield and total return figures are based on historical performance and are not intended to indicate future performance. The rate of return for a Portfolio is not the rate of return of a corresponding subaccount of a separate account of NLICA or NLACA. Average annual total returns, total returns, and yields of such subaccounts reflect the deduction of variable contract charges, including a mortality and expense risk charge, and, when calculated for corresponding periods, are lower. Variable contract holders should consult the prospectus for their contract for subaccount performance figures.

COMPARATIVE  PERFORMANCE

In addition to the comparative performance information included in the Prospectus and otherwise quoted in sales and advertising materials, the Fund may compare a Portfolio's performance with: (a) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds; (b) various unmanaged or market-value weighted indices, including the Wilshire 5000 Index, Wilshire Large Growth Index, Wilshire Large Value Index, Wilshire Small Growth Index, Wilshire Small Value Index, S&P 500 Index, Morgan Stanley Capital International Europe, Australasia, Far East Index, Russell 2000 Index, S&P MidCap 400 Index, Lehman Aggregate Bond Index, Salomon Smith Barney 3-Month Treasury Bill Index, and the Dow Jones Industrial Average; or (c) other appropriate indices of investment securities or with data developed by Gartmore derived from those indices.

Each Portfolio may also publish the Portfolio's distribution rate and/or the Portfolio's effective distribution rate. A Portfolio's distribution rate is computed by dividing the most recent monthly distribution per share annualized, by the current net asset value per share. A Portfolio's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the most recent monthly distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Portfolio's yield is calculated using a standardized formula, the income component of which is computed from the yields to maturity of all debt obligations held by the Portfolio based on prescribed methods (with all purchases and sales of securities during such period included in the income calculation on a settlement date basis), whereas the distribution rate is based on a Portfolio's last monthly distribution. A Portfolio's monthly distribution tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Portfolio during the month.

Other data that may be advertised or published about a Portfolio include the average portfolio quality, the average portfolio maturity, and the average portfolio duration.

                                 OTHER SERVICES

TRANSFER  AGENT  AND  DIVIDEND  DISBURSING  AGENT

As of October 1, 2002, pursuant to a transfer agent and dividend disbursing agent agreement with the Fund, GISI, a wholly-owned subsidiary of GSA, located at 1200 River Road, Conshohocken, PA 19428, serves as the Fund's transfer agent and dividend disbursing agent.

As of October 1, 2002, BISYS provides certain transfer agency services to the Fund pursuant to the sub-service agreement between GSA and BISYS. (See "Fund Accounting and Administrative Services" above.) Prior to October 1, 2002, BISYS served as the Fund's transfer agent and dividend disbursing agent pursuant to a services agreement directly with the Fund.

CUSTODIAN

Fifth Third Bank, located at 511 Walnut Street, Cincinnati, Ohio 45263, maintains custody of the Fund's assets. Fifth Third Bank is responsible for holding all securities and cash of each Portfolio, receiving and paying for securities purchased, delivering securities sold against payment, and receiving and collecting income from investments, making all payments covering expenses of the Fund, all as directed by persons authorized by the Fund. Fifth Third Bank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolios or the Fund. Portfolio securities of the Portfolios purchased domestically are maintained in the custody of Fifth Third Bank and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Portfolio securities purchased outside the United States are maintained in the custody of various foreign branches of Fifth Third Bank and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are approved by the board of trustees of the Fund, in accordance with regulations under the 1940 Act.

The Board reviews, at least annually, whether it is in the best interest of the Portfolio and its shareholders to maintain Portfolio assets in each custodial institution. However, with respect to foreign subcustodians, there can be no assurance that the Portfolio and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to the Portfolio's foreign subcustodian arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad may be greater than those associated with investing in the U.S.

INDEPENDENT  ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund's independent accountants.

The audited financial statements for the calendar year ended December 31, 2001, incorporated herein by reference, for the All Pro Portfolios and Equity 500 Index, International, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios, and the financial highlights included in the Prospectuses, were audited by PricewaterhouseCoopers LLP, independent accountants, and are included in reliance upon the report of this firm given on their authority as experts in accounting and auditing.

LEGAL  MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters pertaining to federal securities laws applicable to the Fund.

UNDERWRITERS

1717 serves, without compensation from the Fund, as the Fund's principal underwriter, pursuant to an agreement with the Fund. Under the terms of the agreement, 1717 is not obligated to sell any specific number of shares. 1717 has authority, pursuant to the agreement, to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.

ADDITIONAL  INFORMATION

This Statement of Additional Information and the Prospectuses do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                              FINANCIAL STATEMENTS

The Annual Report dated December 31, 2001, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Variable Life Policyholders and Variable Annuity Contractholders included in the Annual Report.

The Semi-Annual Report dated June 30, 2002, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Variable Life Policyholders and Variable Annuity Contractholders included in the Semi-Annual Report.

   APPENDIX TO THE STATEMENT OF ADDITIONAL INFORMATION FOR MARKET STREET FUND,
                                DATED MAY 1, 2002

                   DESCRIPTION OF MONEY MARKET INSTRUMENTS AND
                        COMMERCIAL PAPER AND BOND RATINGS

U.S. GOVERNMENT SECURITIES: These are obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof. They may include instruments that are supported by the full faith and credit of the United States, such as Treasury Bills, Notes and Bonds; instruments that are supported by the right of the issuer to borrow from the Treasury, such as Home Loan Bank securities; and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

BANK OBLIGATIONS: These are obligations (including certificates of deposit, time deposits, and bankers' acceptances) of: (1) domestic banks (including savings banks) and foreign branches of domestic banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") and have total assets of at least $1 billion; (2) domestic banks and foreign branches thereof and savings and loan associations that have less than $1 billion of total assets where the principal amount of the obligation is insured in full by the FDIC. No more than 10% of the Portfolio's assets may be invested in obligations of institutions in category (2).

Certificates of Deposit generally are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90, or 180 day intervals ("coupon dates") based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Typically, dealers selling variable rate certificates of deposit agree to repurchase such instruments, at the purchaser's option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. Variable rate certificates of deposit may be sold in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate at the time of issue than comparable fixed rate certificates of deposit.

Bankers' Acceptances are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

REPURCHASE AGREEMENTS: Repurchase agreements with (1) banks or (2) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:

     (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

     (b) the collateral consists of government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and

     (c)  the  maturity  of  the  repurchase  agreement does not exceed 30 days.

COMMERCIAL PAPER: Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

OTHER CORPORATE DEBT OBLIGATIONS: Money Market corporate debt obligations are outstanding nonconvertible corporate debt obligations that were not issued as short-term obligations but have remaining maturities of 397 days or less and that, at the date of investment, are rated "AA" or better by S&P or "Aa" or better by Moody's.

     The Money Market Portfolio will only invest in instruments denominated in U.S. dollars that Gartmore Mutual Fund Capital Trust ("Gartmore"), under the supervision of the Market Street Fund's Board of Trustees, determines present minimal credit risks and are, at the time of acquisition, either:

     (1) rated in the two highest rating categories by at least two Rating Agencies, or by only one Rating Agency if only one Rating Agency has issued a rating with respect to the instrument; or

     (2) in the case of an unrated instrument, determined by Gartmore under the supervision of the Board to be of comparable quality to the above; or

     (3) issued by an issuer that has received a rating of the type described in
(1) above on other securities that are comparable in priority and security to the instrument.

All of the Money Market Portfolio's money market instruments mature in 397 days (13 months) or less. The average maturity of the Portfolio's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

COMMERCIAL  PAPER  RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Commercial paper merits a "Prime" rating upon Moody's evaluation of many factors, including: (1) the issuer's management; (2) the issuer's industry or industries and the speculative-type risks that may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings for a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the issuer's management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper attains a "Prime-1," "Prime-2," or "Prime-3" rating from Moody's.

     "Prime-1" indicates a superior ability for repayment of senior short-term debt obligations. Issuer repayment ability is based in part on: (1) leading market positions in well-established industries; (2) a high of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

     "Prime-2" indicates a strong ability for repayment of short-term debt obligations. Issuer repayment ability is normally evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be subject to more variation than "Prime-1." Capitalization characteristics, while still appropriate, may be affected more by external conditions than "Prime-1." Ample alternative liquidity is maintained.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P rates commercial paper based on the likelihood of the repayment of debt. S&P uses the following characteristics to rate commercial paper: (1) liquidity ratios adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

     "A-1" indicates that the degree of safety regarding timely payment is very strong. "A-1" issues determined to possess overwhelming safety characteristics are designated with a plus (+) sign.

     "A-2" indicates the capacity for timely payment on issues is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

FITCH INVESTORS SERVICE INC. ("FITCH"). Fitch's commercial paper ratings reflect Fitch's current appraisal of degree of assurance of timely payment of debt. Fitch rates commercial paper as "F-1," "F-2," or "F-3." An "F-1" rating indicates the best capacity for timely payment of financial commitments. An "F-2" rating reflects a satisfactory capacity for timely payment of financial commitments, however the margin of safety is less than commercial paper rated "F-1." Fitch may modify "F-1" ratings with a plus (+) or minus (-) sign to denote relative status within the rating category.

CORPORATE  BOND  RATINGS

MOODY'S. Moody's assigns an "Aaa" rating only to the best quality bonds. These bonds, commonly known as "gilt edged," carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

     Bonds rated "Aa" are high quality by all standards. Together with the "Aaa" group, "Aa" bonds comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because of their smaller margins of protection or the fluctuation of protective elements may be of greater amplitude or there may be other elements present making long-term risks appear somewhat larger than in "Aaa" securities.

     Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. "Baa" bonds lack outstanding investment characteristics and have speculative characteristics.

     Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured as higher rated bonds. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes "Ba" bonds.

     Bonds rated "B" generally lack desirable investment characteristics. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds rated "Caa" are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds rated "Ca" represent obligations which are highly speculative. These issues are often in default or have other marked shortcomings.

     Bonds rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's modifies corporate bond ratings numerically with a "1," "2," or "3" in each generic classification from Aa through Caa. The modifier "1" indicates that the bond ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P. S&P assigns an "AAA" rating to bonds with an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a very strong capacity to pay interest and repay principal, qualify as high-quality debt obligations, and differ from "AAA" issues in most instances only in small degree. Bonds rated "A" also have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher categories.

     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Bonds rated "BB", "B", "CCC", "CC", and "C", are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

     Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     Bonds rated "CCC" are currently vulnerable to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Bonds rated "C" are currently highly vulnerable to nonpayment. They may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments continue.

     Bonds are rated "D" when the issue has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The "D" rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.

     S&P modifies ratings with a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings from "AA" to "CCC" may be modified with a plus (+) or minus (-) sign.


Exhibit 17(g)
================================================================================

                         [PROVIDENT MUTUAL LETTERHEAD]

FEBRUARY 2002

Dear Valued Customer,

We are pleased to send you the updated annual report for one of the fund subaccounts in your variable life insurance policy or your variable annuity contract. In additional mailings, you will also receive the annual reports of the other fund groups in which you have invested. The investments available through your variable policies or contracts are managed by some of the best fund management companies in the country.

Provident Mutual Life Insurance Company and Providentmutual Life and Annuity Company of America are leaders in the variable product marketplace. Our corporate mission is to market high-quality insurance, retirement, and investment products that help satisfy your needs for protection, asset accumulation, and preservation of wealth over the course of a long-term relationship with the Company. Our financial strength enables us to offer a variety of financial products and services to help you meet your changing needs as you move through the various stages of your life.

We value you as a client and thank you for your continued support and confidence in Provident Mutual and the products we offer. If you have a question about your policy or the enclosed material, please contact your local agent or our Customer Service Center at 1-800-688-5177. Thank you for your business.

Sincerely,

/s/ Robert W. Kloss
Robert W. Kloss
Chairman, President and CEO

    Securities offered through 1717 CAPITAL MANAGEMENT COMPANY, A Registered
                     Investment Adviser. Member NASD, SIPC.

- ------------------------------------------------------------------------------
To Our Variable Life Policyholders and Variable Annuity Contractholders:
- ------------------------------------------------------------------------------

We are pleased to send you the 2001 Annual Report for the Market Street Fund, its All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, International, Mid Cap Growth, Balanced, Bond and Money Market Portfolios.

Economic Overview and Investment Perspective

The year 2001 will be remembered as a year of turmoil both for the financial markets and for the nation. It was the year in which one of the longest economic expansions in history, which lasted roughly ten years from March 1991 to March 2001, came to an end. It was the year in which we saw a global recession with Asia, Europe and the U.S. all experiencing economic weakness at the same time. And it was the year of "September 11", the day of the terrorist attack on America.

In the U.S., the recession that was so feared as the year began, became a reality in March. In an unprecedented move, the Federal Reserve cut the fed funds rate 11 times during the year, lowering the rate to 1.75% from 6.50%, the lowest rate since 1961. Despite increasing unemployment, consumer spending and a strong housing market helped to offset the steep declines in business spending for most of the year. However, it was not enough. Gross domestic product for the third quarter contracted 1.3%, the first quarterly decline in more than eight years. In the fourth quarter, the U.S. economy grew at a 0.2% annual rate. The small gain in the fourth quarter was propelled by a surge in consumer spending on autos due to low financing costs and a huge increase in government spending to fight the war in Afghanistan. If fourth quarter GDP remains positive in upcoming monthly revisions, it will mean that this recession only had one negative quarter and will be considered mild by historical standards. For the year, the economy grew 1.1%, a sharp decline from the 4.1% increase in 2000. Inflation, as measured by the Consumer Price Index, increased a mere 1.6% for the year due to falling energy prices. This compared to an increase of 3.4% in 2000. Unemployment rose to 5.8% in December, the highest level in nearly seven years, with most of the increase coming after the terrorist attacks.

In the U.S. equity markets, the year will be remembered as one of the most volatile in history, with returns seesawing from quarter to quarter. Pessimism fueled by corporate earnings disappointments, set stocks plunging in the first quarter. The S&P 500 declined 11.9% and the Russell 2000 declined 6.5% for the quarter ended March 31. A sharp rebound occurred in the second quarter, as investors became optimistic due to the interest rate cuts and strong consumer spending. For the quarter ended June 30, the S&P 500 rose 5.9% and the Russell 2000 posted a return of 14.4%. Even before the terrorist attacks, the third quarter saw stocks plunging due to concerns of recession and continued weak earnings. The S&P 500 declined 14.7% and the Russell 2000 fell 20.8% for the quarter ended September 30. In the fourth quarter, investors turned bullish as signs of an economic recovery emerged. For the quarter ended December 31, the S&P 500 gained 10.7% and the Russell 2000 advanced 21.1%. The strong performance in the fourth quarter was not enough to offset the losses of the previous quarters for most of the indices. For the year, the S&P 500 declined 11.9%, the Russell 2000 gained 2.5% and the Wilshire 5000 declined 11%. Value stocks were in favor overall throughout the year outperforming growth stocks with small capitalization stocks providing the highest returns.

In general, foreign equity markets experienced the same quarterly volatility as did U.S. equities. Total return for the year, as measured by the Morgan Stanley Capital International EAFE Index was -21.6%. The year was one of the worst for European stock markets with total returns declining 20.3%. The slowdown in the U.S. economy had a domino effect in Europe where corporate earnings faltered. In Japan, economic conditions continued to weaken and concerns about the banking system caused rating agencies to downgrade Japanese government debt. The total return of Japanese equities was -29.3% for the year. Emerging markets had the best performance with total return -2.4% for the year. Despite the collapse of the economy in Argentina, Latin American performance was strong.

Boosted by the Federal Reserve's rate cuts, falling stock prices and a slowing economy, bonds outperformed stocks for the second consecutive year. The Lehman Aggregate Bond Index, a broad measure of the U.S. bond market rose 8.4% for the year ended December 31, 2001. Corporate bonds in a reversal from last year outperformed Treasury bonds as evidenced by the 10.40% return of the Lehman U.S. Credit Index. As the year began, the yield curve was inverted. As a result of the rate cuts, the yield curve returned to a more normal shape with the spread between three-month and ten year Treasuries widening to 333 basis points. Despite the impressive returns, the bond market also experienced volatility. After rallying for most of the year, bond prices began to fall in early November as signs of strength in the economy appeared. Short-term bonds outperformed long-term bonds with the yield on two-year Treasuries declining to 3.02% from 5.09% at December 31. Meanwhile, the yield on ten year Treasuries declined from 5.11% to 5.05%.

The Enron scandal and the implications of poor accounting practices in other companies have unnerved the financial markets as the New Year begins. The outlook for 2002 is dependent on how the economy performs. Many economists are predicting a modest recovery with a GDP growth rate of 3% to 4% by the end of the year and a low rate of inflation. If nothing else, this past year is a reminder that volatility and uncertainty in the financial markets is inescapable. As such investors should keep in mind that a balanced investment program composed of different asset classes as well as different investment disciplines can help manage the uncertainty.

Review of Fund Portfolio Performance

The annual reviews and performance charts* for each portfolio (other than the Money Market Portfolio) contained in this Annual Report show the growth of $10,000 over the period shown, assuming reinvestment of all dividends. The performance is then compared to a relevant index. As always, it is important to recall in interpreting these results that the advisers and sub-advisers of the portfolios of the Market Street Fund do not engage in market timing. That is to say that in all but times of great market turmoil, they endeavor to keep the vast majority of portfolio assets fully invested. Thus, they attempt to add value by security selection in the markets specified in the Fund Prospectus. The performance of the portfolios should be judged according to how well the portfolios do relative to market indices measuring the same type activity.

We appreciate the opportunity to have served you in the past and look forward to serving you in 2002 and many years into the future.

/s/ Rosanne Gatta

Rosanne Gatta
President
Market Street Fund

*Past performance is not predictive of future results. Moreover, the relationship between the performance of the Fund Portfolios and the actual increases or decreases in a policy's cash value is not directly proportional due to certain charges deducted from premiums and under the policies which are not reflected in the returns shown. Please see the current prospectus for an explanation of these charges and for illustrations that take these charges into account in calculating cash values.

- ------------------------------------------------------------------------------
Market Street Fund

Report of Independent Accountants

- ------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Market Street Fund:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Market Street Fund, comprised of All Pro Broad Equity Portfolio (formerly, Growth Portfolio), All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio (formerly, Aggressive Growth Portfolio), Balanced Portfolio (formerly, Managed Portfolio), Bond Portfolio and Money Market Portfolio (collectively referred to as the "Fund") at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

2001 Market Street
Philadelphia, Pennsylvania
February 7, 2002

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

2001 Annual Review
Market Street Investment Management Company

- ------------------------------------------------------------------------------

     The total return for the All Pro Broad Equity Portfolio for the year 2001 was -12.84%. This performance lagged the -10.97% return of the Wilshire 5000 Index, our benchmark index.

     The following four sub-advisers manage a segment of the portfolio and possess the targeted style orientation and discipline.

MANAGER                   PORTFOLIO SEGMENT  APPROXIMATE PORTFOLIO %
- -------                   -----------------  -----------------------
Alliance Capital          Large Cap Growth            42.5%
Sanford C. Bernstein      Large Cap Value             42.5%
Husic Capital Management  Small Cap Growth             7.5%
Reams Asset Management    Small Cap Value              7.5%
                                                      ----
Total Portfolio                                        100%

     The firms listed above began management of the All Pro Broad Equity Portfolio as sub-advisers on January 29, 2001. Prior to that date, another adviser managed the Portfolio. The first quarter witnessed the restructuring of this portfolio from a large cap value portfolio to a more broad-based equity portfolio, benchmarked to the Wilshire 5000 Index.

     Since taking over the day to day management of the Portfolio the All Pro sub-advisers have been steadily improving the return of the Portfolio versus its benchmark. The new team of All Pro sub-advisers has exceeded the performance of the Wilshire 5000 Index in the eleven months they have managed the Portfolio. The value sub-advisers in particular have had especially strong relative returns versus their individual style benchmarks.

     The largest sector holdings of the Portfolio include:

SECTOR                                                         %
- ------                                                        ----
Communications                                                 9.7%
Drugs & Health Care                                            8.4%
Banks                                                          8.3%
Finance                                                        8.1%
Retail Merchandising                                           6.9%
Oil & Gas                                                      5.2%

     We look forward to their continued progress and to your continued support.

Sarah C. Lange, CFA
President

MARKET STREET FUND
[All Pro Broad Equity Portfolio Performance graph]

                                                          FUND                      WILSHIRE+                   S&P 500#
                                                          ----                      ---------                   --------
Start*                                                  10000.00                    10000.00                     10000.00
85                                                      10182.00                    10230.00                     10077.00
86                                                      11331.00                    11877.00                     11941.00
87                                                      11517.00                    12148.00                     12540.00
88                                                      13355.00                    14327.00                     14580.00
89                                                      17803.00                    18506.00                     19131.00
90                                                      18229.00                    17363.00                     18485.00
91                                                      21601.00                    23302.00                     24115.00
92                                                      22625.00                    25393.00                     25948.00
93                                                      24936.00                    28257.00                     28558.00
94                                                      25535.00                    28240.00                     28933.00
95                                                      33296.00                    38534.00                     39811.00
96                                                      39814.00                    46706.00                     48928.00
97                                                      49497.00                    61321.00                     65260.00
98                                                      56278.00                    75688.00                     84003.00
99                                                      57955.00                    93521.00                    101694.00
00                                                      63542.00                    83336.00                     92440.00
01                                                      55383.00                    81449.00                     74194.00

        Average Annual Total Return
- --------------------------------------------
                                    Since
1 Year     5 Year     10 Year     Inception*
- ------     ------     -------     ----------
- -12.84%     6.82%      9.87%        11.24%

Past performance is not predictive of future performance.

+ The Wilshire 5000 Index is an unmanaged, market-cap weighted index that includes over 7000 publicly traded U.S. stocks.

# The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

* Inception date was December 12, 1985

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
Aerospace & Defense -- 0.6%
  *DRS Technologies, Inc. ..................................        1,926    $     68,662
  Goodrich (B.F.) Co. ......................................       20,000         532,400
  *Titan Corp. .............................................       17,600         439,120
  United Industrial Corp. ..................................        6,700         112,225
                                                                             ------------
                                                                                1,152,407
                                                                             ------------
Apparel -- 0.8%
  *Jones Apparel Group, Inc. ...............................       14,900         494,233
  Liz Claiborne, Inc. ......................................        2,700         134,325
  *Tommy Hilfiger Corp. ....................................       23,200         319,000
  VF Corp. .................................................       16,600         647,566
                                                                             ------------
                                                                                1,595,124
                                                                             ------------
Appliances -- 0.2%
  Black & Decker Corp. .....................................       12,300         464,079
                                                                             ------------
Automobiles -- 0.0%
  Ford Motor Co. ...........................................        5,100          80,172
                                                                             ------------
Automotive & Equipment -- 3.3%
  ArvinMeritor, Inc. .......................................       22,300         437,972
  Autoliv, Inc. ............................................       15,600         316,836
  Borg-Warner Automotive, Inc. .............................        7,800         407,550
  *Copart, Inc. ............................................       11,200         407,344
  Dana Corp. ...............................................       31,700         439,996
  Genuine Parts Co. ........................................       23,700         869,790
  Goodyear Tire & Rubber Co. ...............................       20,900         497,629
  Harley-Davidson, Inc. ....................................       45,200       2,454,812
  *Lear Corp. ..............................................       10,900         415,726
  *United Auto Group, Inc. .................................       21,927         565,936
                                                                             ------------
                                                                                6,813,591
                                                                             ------------
Banks -- 8.3%
  AmSouth Bancorp ..........................................       37,200         703,080
  Bank of America Corp. ....................................       35,800       2,253,610
  Bank One Corp. ...........................................       50,300       1,964,215
  Colonial BancGroup, Inc. .................................       16,300         229,667
  Comerica, Inc. ...........................................        9,800         561,540
  Commercial Federal Corp. .................................       11,500         270,250
  Golden West Financial Corp. ..............................       10,100         594,385
  J.P. Morgan Chase & Co. ..................................       63,300       2,300,955
  KeyCorp...................................................       23,000         559,820
  *Local Financial Corp. ...................................       22,700         317,573
  National City Corp........................................       29,000         847,960
  Regions Financial Corp. ..................................       19,000         568,860
  Seacoast Financial Services Corp. ........................       13,900         238,385

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Banks (Continued)
  SouthTrust Corp. .........................................       21,200    $    523,004
  Sovereign Bancorp, Inc. ..................................       23,700         290,088
  SunTrust Banks, Inc. .....................................        7,200         451,440
  Union Planters Corp. .....................................       13,800         622,794
  UnionBanCal Corp. ........................................       16,800         638,400
  US Bancorp................................................       55,796       1,167,810
  Wachovia Corp. ...........................................       46,500       1,458,240
  Washington Federal, Inc. .................................        5,980         154,164
  Wells Fargo Co. ..........................................       15,600         677,820
                                                                             ------------
                                                                               17,394,060
                                                                             ------------
Beverages -- 0.1%
  Anheuser-Busch Cos. Inc. .................................        6,800         307,428
                                                                             ------------
Broadcasting & Publishing -- 0.7%
  Banta Corp. ..............................................       15,500         457,560
  *Crown Media Holdings, Inc., Class A......................       29,704         335,358
  Donnelley (R.R.) & Sons Co. ..............................       18,200         540,358
  *Viacom, Inc., Class B....................................        2,000          88,300
                                                                             ------------
                                                                                1,421,576
                                                                             ------------
Building & Building Services -- 0.1%
  *Willbros Group, Inc. ....................................       19,300         308,800
                                                                             ------------
Building & Building Supplies -- 1.3%
  Centex Corp. .............................................       12,100         690,789
  *Champion Enterprises, Inc. ..............................       24,600         302,826
  Clayton Homes, Inc. ......................................       21,300         364,230
  *Dycom Industries, Inc. ..................................       19,900         332,529
  *NCI Building Systems, Inc. ..............................       15,100         267,270
  Texas Industries, Inc. ...................................       13,000         479,700
  York International Corp. .................................       10,300         392,739
                                                                             ------------
                                                                                2,830,083
                                                                             ------------
Business & Consumer Services -- 1.5%
  *Aeroflex, Inc. ..........................................       32,527         615,736
  *Black Box Corp. .........................................        2,900         153,352
  *CDI Corp. ...............................................       15,600         296,400
  Electronic Data Systems Corp. ............................       12,900         884,295
  *Imagistics International, Inc. ..........................        1,200          14,820
  *MAXIMUS, Inc. ...........................................        7,500         315,450
  Modis Professional Services, Inc..........................       44,400         317,016
  Pemstar, Inc. ............................................        1,035          12,420

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services (Continued)
  *Priceline.com, Inc. .....................................       25,300    $    147,246
  *webMethods, Inc. ........................................       19,600         328,496
                                                                             ------------
                                                                                3,085,231
                                                                             ------------
Business Equipment -- 0.3%
  *Lexmark International Group, Inc., Class A...............        9,300         548,700
                                                                             ------------
Chemicals & Allied Products -- 4.6%
  Albemarle Corp. ..........................................       10,000         240,000
  Ashland, Inc. ............................................       13,600         626,688
  Cabot Corp. ..............................................       17,400         621,180
  Crompton Corp. ...........................................       33,400         300,600
  *Cytec Industries, Inc. ..................................       14,900         402,300
  Dow Chemical Co. .........................................       29,800       1,006,644
  DuPont (E.I.) de Nemours & Co. ...........................       13,900         590,889
  Eastman Chemical Co. .....................................       11,800         460,436
  *FMC Corp. ...............................................        7,100         422,450
  Ferro Corp. ..............................................       15,300         394,740
  *Hercules, Inc. ..........................................       24,500         245,000
  Lubrizol Corp. ...........................................       13,900         487,751
  Millennium Chemicals, Inc. ...............................       15,200         191,520
  Pharmacia Corp. ..........................................       61,200       2,610,180
  Praxair, Inc. ............................................       13,700         756,925
  Spartech Corp. ...........................................       17,600         361,680
                                                                             ------------
                                                                                9,718,983
                                                                             ------------
Communications -- 9.7%
  *Amdocs Ltd. .............................................       15,400         523,138
  *Andrew Corp. ............................................        8,400         183,876
  *AOL Time Warner, Inc. ...................................       95,100       3,052,710
  AT&T Corp. ...............................................       27,500         498,850
  *AT&T Wireless Services, Inc. ............................      103,200       1,482,984
  BellSouth Corp. ..........................................       17,700         675,255
  *CNET Networks, Inc. .....................................       41,600         373,152
  *Comcast Corp., Special Class A Non-Voting................       51,600       1,857,600
  *Covad Communications Group, Inc. ........................       88,900         254,254
  *Cumulus Media, Inc., Class A.............................       16,600         268,588
  *EarthLink, Inc. .........................................       26,100         317,637
  *Entercom Communications Corp. ...........................       11,336         566,800
  *Entravision Communications Corp. ........................       32,900         393,155
  *Liberty Media Corp., Series A............................      189,100       2,647,400
  Nokia Corp. ADR...........................................       71,400       1,751,442
  *Radio One, Inc. .........................................       26,700         493,149
  SBC Communications, Inc. .................................       43,800       1,715,646

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications (Continued)
  Sprint Corp. .............................................       32,600    $    654,608
  Verizon Communications....................................       33,700       1,599,402
  *WorldCom, Inc. ..........................................       76,500       1,077,120
                                                                             ------------
                                                                               20,386,766
                                                                             ------------
Computers -- 3.7%
  *Cisco Systems, Inc. .....................................      144,300       2,613,273
  *Dell Computer Corp. .....................................       43,200       1,174,176
  Hewlett Packard Co. ......................................        9,000         184,860
  International Business Machines Corp. ....................        2,500         302,400
  *Juniper Networks, Inc. ..................................       28,800         545,760
  *Legato Systems, Inc. ....................................       26,400         342,408
  *Quantum Corp. - DLT & Storage Systems Group..............       32,100         316,185
  *Redback Networks, Inc. ..................................       75,600         298,620
  Siebel Systems, Inc. .....................................        7,900         221,042
  *Veritas Software Corp. ..................................       38,100       1,708,023
                                                                             ------------
                                                                                7,706,747
                                                                             ------------
Consumer Products -- 1.5%
  Briggs & Stratton Corp. ..................................        5,700         243,390
  Fortune Brands, Inc. .....................................       17,600         696,784
  Newell Rubbermaid, Inc. ..................................       20,900         576,213
  Procter & Gamble Co. .....................................       10,400         822,952
  Whirlpool Corp. ..........................................       10,100         740,633
                                                                             ------------
                                                                                3,079,972
                                                                             ------------
Containers -- 0.3%
  Bemis Co., Inc. ..........................................       14,200         698,356
                                                                             ------------
Cosmetics and Toiletries -- 0.8%
  Colgate-Palmolive Co. ....................................       27,900       1,611,225
                                                                             ------------
Drugs & Health Care -- 8.4%
  Abbott Laboratories.......................................        3,600         200,700
  Aetna, Inc. ..............................................       15,400         508,046
  American Home Products Corp. .............................       21,000       1,288,560
  Becton, Dickinson & Co. ..................................        6,900         228,735
  Bristol-Myers Squibb Co. .................................        7,200         367,200
  Cardinal Health, Inc. ....................................       43,150       2,790,079
  *Health Management Associates, Inc., Class A..............       55,700       1,024,880
  *Health Net, Inc. ........................................       14,900         324,522
  *Humana, Inc. ............................................       22,500         265,275
  Johnson & Johnson.........................................       53,400       3,155,940
  Merck & Co., Inc. ........................................       12,300         723,240
  Pfizer, Inc...............................................      100,100       3,988,985
  *Priority Healthcare Corp., Class B.......................        9,400         330,786

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care (Continued)
  *RehabCare Group, Inc. ...................................        8,800    $    260,480
  Schering Plough Corp. ....................................       33,500       1,199,635
  Select Medical Corp. .....................................       23,600         379,488
  *Tenet Healthcare Corp. ..................................        9,800         575,456
                                                                             ------------
                                                                               17,612,007
                                                                             ------------
Electrical Equipment -- 0.2%
  Hubbell, Inc., Class B....................................       11,800         346,684
                                                                             ------------
Electronics -- 3.7%
  Avnet, Inc. ..............................................        2,900          73,863
  CTS Corp. ................................................        9,200         146,280
  *Flextronics International Ltd. ..........................       77,300       1,854,427
  General Electric Co. .....................................       85,500       3,426,840
  Harman International Industries, Inc. ....................       11,700         527,670
  Johnson Controls, Inc. ...................................        2,100         169,575
  *Solectron Corp. .........................................      102,000       1,150,560
  Thomas & Betts Corp. .....................................       15,400         325,710
                                                                             ------------
                                                                                7,674,925
                                                                             ------------
Energy -- 0.7%
  *AES Corp. ...............................................       35,900         586,965
  Peabody Energy Corp. .....................................       11,000         310,090
  Valero Energy Corp. ......................................        6,400         243,968
  Western Resources, Inc. ..................................       15,600         268,320
                                                                             ------------
                                                                                1,409,343
                                                                             ------------
Entertainment -- 0.3%
  *AMC Entertainment, Inc. .................................       24,120         289,440
  Walt Disney Co. ..........................................       14,200         294,224
                                                                             ------------
                                                                                  583,664
                                                                             ------------
Finance -- 8.1%
  American Express Co. .....................................        7,200         256,968
  American Financial Holdings, Inc. ........................       10,500         266,805
  Citigroup, Inc. ..........................................      144,500       7,294,360
  FleetBoston Financial Corp. ..............................       31,456       1,148,144
  Household International, Inc. ............................        7,500         434,550
  Lehman Brothers Holdings, Inc. ...........................       10,300         688,040
  MBNA Corp. ...............................................       87,800       3,090,560
  Merrill Lynch & Co., Inc. ................................        5,300         276,236
  Morgan Stanley Dean Witter & Co. .........................       39,700       2,220,818
  Washington Mutual, Inc. ..................................       29,100         951,570
  Waypoint Financial Corp. .................................       18,400         277,472
                                                                             ------------
                                                                               16,905,523
                                                                             ------------

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance - Investment & Other -- 1.4%
  Charter One Financial, Inc. ..............................       21,000    $    570,150
  Fannie Mae................................................       21,300       1,693,350
  Freddie Mac...............................................        9,900         647,460
                                                                             ------------
                                                                                2,910,960
                                                                             ------------
Food & Food Distributors -- 2.4%
  *American Italian Pasta Co. ..............................       11,037         463,885
  Archer-Daniels Midland Co. ...............................       43,050         617,767
  ConAgra, Inc. ............................................       34,500         820,065
  *Krispy Kreme Doughnuts, Inc. ............................        4,100         181,220
  *Kroger Co. ..............................................       50,100       1,045,587
  Sara Lee Corp. ...........................................       28,500         633,555
  Supervalu, Inc. ..........................................       31,400         694,568
  Tyson Foods, Inc. ........................................       42,383         489,524
                                                                             ------------
                                                                                4,946,171
                                                                             ------------
Home Furnishings/Housewares -- 0.8%
  *Furniture Brands International, Inc. ....................        9,900         316,998
  Leggett & Platt, Inc. ....................................       26,000         598,000
  *Mohawk Industries, Inc. .................................       15,900         872,592
                                                                             ------------
                                                                                1,787,590
                                                                             ------------
Hotel/Restaurants -- 0.2%
  Hilton Hotels Corp. ......................................       39,900         435,708
                                                                             ------------
Industrial Diversified -- 0.3%
  Sherwin-Williams Co. .....................................       20,400         561,000
                                                                             ------------
Insurance -- 4.7%
  AFLAC, Inc. ..............................................       33,300         817,848
  Allstate Corp. ...........................................       20,100         677,370
  American International Group, Inc. .......................       46,700       3,707,980
  Aon Corp. ................................................       17,000         603,840
  Chubb Corp. ..............................................        8,800         607,200
  Cigna Corp. ..............................................        3,100         287,215
  MBIA, Inc. ...............................................       13,650         732,050
  MetLife, Inc. ............................................       20,400         646,272
  MGIC Investment Corp. ....................................        8,700         536,964
  St. Paul Cos., Inc. ......................................       15,300         672,741
  Torchmark Corp. ..........................................       14,800         582,084
                                                                             ------------
                                                                                9,871,564
                                                                             ------------
Machinery & Heavy Equipment -- 0.1%
  *Joy Global, Inc. ........................................       16,500         277,200
                                                                             ------------

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Machinery & Instrumentation -- 0.4%
  Snap-On, Inc. ............................................       28,300    $    952,578
                                                                             ------------
Manufacturing -- 3.9%
  Acuity Brands, Inc. ......................................       10,700         129,470
  Belden, Inc. .............................................       15,000         353,250
  Clarcor, Inc. ............................................       11,600         314,940
  Cooper Industries, Inc. ..................................       13,600         474,912
  Danaher Corp. ............................................       15,600         940,836
  *Griffon Corp. ...........................................       12,180         182,700
  Hon Industries, Inc. .....................................       14,200         392,630
  *Kemet Corp. .............................................       13,700         243,175
  Minnesota Mining & Manufacturing Co. .....................          700          82,747
  Precision Castparts Corp. ................................       11,900         336,175
  Quanex Corp. .............................................       11,000         311,300
  *Smurfit-Stone Container Corp. ...........................       35,100         560,547
  Standex International Corp. ..............................        7,200         156,600
  Tyco International Ltd. ..................................       62,200       3,663,580
                                                                             ------------
                                                                                8,142,862
                                                                             ------------
Manufacturing Equipment -- 0.0%
  Lawson Products, Inc. ....................................        5,400         140,400
                                                                             ------------
Medical Equipment & Supplies -- 1.0%
  Medtronic, Inc. ..........................................       36,600       1,874,286
  Varian Medical Systems, Inc. .............................        2,200         156,772
                                                                             ------------
                                                                                2,031,058
                                                                             ------------
Office Equipment & Supplies -- 0.3%
  Pitney Bowes, Inc. .......................................       15,000         564,150
                                                                             ------------
Oil & Gas -- 5.2%
  Amerada Hess Corp. .......................................        7,700         481,250
  Baker Hughes, Inc. .......................................       26,400         962,808
  ChevronTexaco Corp. ......................................       14,832       1,329,096
  *Evergreen Resources, Inc. ...............................       11,885         458,880
  Exxon Mobil Corp. ........................................      101,300       3,981,090
  Noble Affiliates, Inc. ...................................       11,400         402,306
  Occidental Petroleum Corp. ...............................       23,600         626,108
  *Patterson-UTI Energy, Inc. ..............................        7,600         177,156
  Phillips Petroleum Co. ...................................       13,200         795,432
  Sunoco, Inc. .............................................       15,900         593,706
  Tom Brown, Inc. ..........................................        7,500         202,575
  Ultramar Diamond Shamrock Corp. ..........................        7,100         351,308
  Vectren Corp. ............................................       21,900         525,162
                                                                             ------------
                                                                               10,886,877
                                                                             ------------

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil Equipment & Services -- 0.1%
  *Rowan Cos., Inc. ........................................        8,100    $    156,897
                                                                             ------------
Paper & Forest Products -- 1.1%
  *Buckeye Technologies, Inc. ..............................       20,200         232,300
  Georgia Pacific Corp. ....................................       17,925         494,909
  International Paper Co. ..................................        6,300         254,205
  Louisiana-Pacific Corp. ..................................       26,000         219,440
  Mead Corp. ...............................................       17,850         551,387
  Temple Inland, Inc. ......................................       10,000         567,300
                                                                             ------------
                                                                                2,319,541
                                                                             ------------
Railroads -- 1.0%
  Burlington Northern Santa Fe Corp. .......................       22,100         630,513
  Norfolk Southern Corp. ...................................       38,200         700,206
  Union Pacific Corp., Series A.............................       13,000         741,000
                                                                             ------------
                                                                                2,071,719
                                                                             ------------
Real Estate -- 0.2%
  First Industrial Realty Trust, Inc. ......................        7,000         217,700
  Prentiss Properties Trust.................................        7,400         203,130
                                                                             ------------
                                                                                  420,830
                                                                             ------------
Retail Food Chains -- 0.2%
  *IHOP Corp. ..............................................       14,000         410,200
                                                                             ------------
Retail Merchandising -- 6.9%
  *1-800-Flowers.Com, Inc. .................................       28,100         438,360
  *Ann Taylor Stores Corp. .................................       10,500         367,500
  Casey's General Stores, Inc. .............................       32,900         490,210
  *Federated Department Stores, Inc. .......................       15,800         646,220
  *Hollywood Entertainment Corp. ...........................       39,200         560,168
  Home Depot, Inc. .........................................       55,600       2,836,156
  *Kohls Corp. .............................................       51,300       3,613,572
  May Department Stores Co. ................................        9,700         358,706
  *Pacific Sunwear of California............................       19,700         402,274
  Sears, Roebuck & Co. .....................................       18,500         881,340
  *The Finish Line, Inc., Class A...........................       42,154         644,535
  TJX Cos., Inc. ...........................................       17,300         689,578
  Wal-Mart Stores, Inc. ....................................       23,600       1,358,180
  Walgreen Co. .............................................       26,500         891,990
  *West Marine, Inc. .......................................       19,980         293,506
                                                                             ------------
                                                                               14,472,295
                                                                             ------------
Semiconductors -- 2.5%
  *Alpha Industries, Inc. ..................................       13,400         292,120
  *Altera Corp. ............................................       70,200       1,489,644

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors (Continued)
  *Applied Micro Circuits Corp. ............................       18,300    $    207,156
  *Axcelis Technologies, Inc. ..............................       11,400         146,946
  *Cypress Semiconductor Corp. .............................       15,500         308,915
  Intel Corp. ..............................................       53,600       1,685,720
  *Micron Technology, Inc. .................................       31,300         970,300
  *Zoran Corp. .............................................        4,500         146,880
                                                                             ------------
                                                                                5,247,681
                                                                             ------------
Software -- 2.4%
  *3DO Co. .................................................       24,413          50,779
  *BEA Systems, Inc. .......................................       19,600         301,840
  *Inktomi Corp. ...........................................       78,854         529,110
  *Microsoft Corp. .........................................       54,000       3,577,500
  *MSC Software Corp. ......................................       10,800         168,480
  *Red Hat, Inc. ...........................................       56,623         402,023
  *Take-Two Interactive Software, Inc. .....................        5,146          83,211
                                                                             ------------
                                                                                5,112,943
                                                                             ------------
Technology -- 0.6%
  *Ingram Micro, Inc., Class A..............................       33,200         575,024
  *Tech Data Corp...........................................       14,300         618,904
                                                                             ------------
                                                                                1,193,928
                                                                             ------------
Tobacco -- 0.7%
  Philip Morris Cos., Inc...................................       31,000       1,421,350
                                                                             ------------
Utilities -- 2.0%
  Ameren Corp. .............................................       13,200         558,360
  American Electric Power Co. ..............................       17,500         761,775
  *Chesapeake Energy Corp. .................................       25,100         165,911
  Cinergy Corp. ............................................       17,000         568,310
  CMS Energy Corp. .........................................       17,500         420,525
  Consolidated Edison, Inc. ................................       18,700         754,732
  Massey Energy Co. ........................................        7,600         157,548
  Xcel Energy, Inc. ........................................       26,600         737,884
                                                                             ------------
                                                                                4,125,045
                                                                             ------------
    TOTAL COMMON STOCK (COST $215,011,122)..................                  204,195,993
                                                                             ------------

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 3.0%
  BlackRock Provident Institutional Funds -- TempCash.......    3,114,098    $  3,114,098
  BlackRock Provident Institutional Funds -- TempFund.......    3,114,099       3,114,099
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $6,228,197)..........                    6,228,197
                                                                             ------------
    TOTAL INVESTMENTS -- 100.6% (COST $221,239,319).........                  210,424,190
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.6)%.............                   (1,163,488)
                                                                             ------------
NET ASSETS -- 100.0%
  (Equivalent to $14.94 per share based on 14,006,295 shares
    of capital stock outstanding)...........................                 $209,260,702
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($209,260,702/14,006,295 shares outstanding)..............                 $      14.94
                                                                             ============

ADR: American Depositary Receipt
*Non-Income Producing.
See accompanying notes to financial statements.

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

2001 Annual Review
Market Street Investment Management Company

- ------------------------------------------------------------------------------

     The total return for the All Pro Large Cap Growth Portfolio for the year 2001 was -21.70%. This performance slightly lagged the -20.37% return of the Wilshire Large Growth Index, our benchmark index.

     The following two sub-advisers perform the day-to-day management of the Portfolio and possess a large cap growth orientation and discipline.

MANAGER                                                  APPROXIMATE PORTFOLIO %
- -------                                                  -----------------------
Geewax Terker & Co.                                                 50%
Alliance Capital                                                    50%
                                                                   ---
Total Portfolio                                                    100%

     Clearly 2001 was another disappointing year for large cap growth investing in particular, and the stock market in general. Earnings expectations for growth stocks rapidly diminished during the year as hopes for a swift recovery in the economy dissipated. Expected earnings growth of 11% at the beginning of the year for companies within the Wilshire Large Growth Index gave way to the somber reality of negative double-digit earnings decline. 2001 returns for the S&P 500 and the Wilshire 5000, two measures of the broad market, were also down 11.9% and 11%, respectively.

     Year-to-date the under-performance of the Portfolio relative to its benchmark can be attributed primarily to its sector positioning. For the year, individual stock selection and trading decisions were strong, but could not completely offset the under-performance due to sector positioning.

     Fortunately for growth investors the fourth quarter of 2001 witnessed a long awaited rebound of growth stocks in particular. Your portfolio advanced almost 13%. However, the Portfolio's sector positioning -- technology underweight and finance overweight, proved costly in the final quarter.

     Fortunately, monetary and fiscal policies are working in tandem to stimulate the U.S. economy. We believe most of the near term growth concerns facing the economy are cyclical, rather than structural in nature. Investor expectations have become more realistic for both economic growth and expected equity returns.

     The largest sector holdings of the Portfolio include:

SECTOR                                                         %
- ------                                                        ----
Drugs and Health Care                                         16.5%
Retail Merchandising                                           9.2%
Communications                                                 8.8%
Computers                                                      8.2%
Finance-Investment & Other                                     6.9%
Finance                                                        6.8%
Electronics                                                    6.0%

     We look forward to your continued support.

Sarah C. Lange, CFA
President

MARKET STREET FUND

[All Pro Large Cap Growth Portfolio Performance graph]

                                                                            FUND                              INDEX+
                                                                            ----                              ------
Start*                                                                    10000.00                           10000.00
98                                                                        11770.00                           12073.00
99                                                                        14774.00                           16266.00
00                                                                        11967.00                           12203.00
01                                                                         9370.00                            9717.00

        Average Annual Total Return
- --------------------------------------------
                                    Since
1 Year     5 Year     10 Year     Inception*
- ------     ------     -------     ----------
- -21.70%     n/a         n/a          -1/76%

Past Performance is not predictive of future performance.


+ The Wilshire Large Growth Index is a market weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.

* Inception date was May 4, 1998

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 2001

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK -- 97.5%
Aerospace & Defense -- 0.2%
  General Dynamics Corp. ...................................        830    $    66,101
                                                                           -----------
Automotive & Equipment -- 1.9%
  *AutoZone, Inc. ..........................................        910         65,338
  Harley-Davidson, Inc. ....................................     12,610        684,849
                                                                           -----------
                                                                               750,187
                                                                           -----------
Banks -- 1.5%
  Bank One Corp. ...........................................      3,900        152,295
  J.P. Morgan Chase & Co. ..................................      9,900        359,865
  Synovus Financial Corp. ..................................      2,550         63,877
                                                                           -----------
                                                                               576,037
                                                                           -----------
Beverages -- 2.0%
  Anheuser-Busch Cos., Inc. ................................      1,500         67,815
  PepsiCo, Inc. ............................................     14,770        719,151
                                                                           -----------
                                                                               786,966
                                                                           -----------
Building & Building Supplies -- 0.2%
  Pulte Corp. ..............................................      1,360         60,751
                                                                           -----------
Business & Consumer Services -- 2.8%
  *Apollo Group, Inc........................................      1,430         64,364
  *BISYS Group, Inc.........................................        470         30,075
  *Cendant Corp.............................................      7,470        146,487
  *Concord EFS, Inc. .......................................      4,860        159,311
  *eBay, Inc. ..............................................      2,850        190,665
  Electronic Data Systems Corp. ............................      4,800        329,040
  *Exult, Inc. .............................................      1,060         17,013
  Omnicom Group, Inc. ......................................      1,690        151,001
  *Riverstone Networks, Inc. ...............................      2,465         40,919
                                                                           -----------
                                                                             1,128,875
                                                                           -----------
Chemicals & Allied Products -- 1.5%
  Pharmacia Corp. ..........................................     13,589        579,571
  Valspar Corp. ............................................        560         22,176
                                                                           -----------
                                                                               601,747
                                                                           -----------
Communications -- 8.8%
  *Amdocs Ltd. .............................................      3,400        115,498
  *AOL Time Warner, Inc. ...................................     42,290      1,357,509
  *AT&T Wireless Services, Inc. ............................     21,000        301,770
  *Comcast Corp., Special Class A Non-Voting................     10,900        392,400
  *Enterasys Networks, Inc. ................................      2,980         26,373
  Harris Corp. .............................................      2,410         73,529

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications (Continued)
  *L-3 Communications Corp. ................................        900    $    81,000
  *Liberty Media Corp., Series A............................     45,210        632,940
  Nokia Corp. ADR...........................................     15,200        372,856
  Verizon Communications....................................      3,040        144,278
                                                                           -----------
                                                                             3,498,153
                                                                           -----------
Computers -- 8.2%
  *Cisco Systems, Inc. .....................................     56,850      1,029,554
  *Dell Computer Corp. .....................................     25,370        689,557
  International Business Machines Corp. ....................      8,090        978,566
  *Juniper Networks, Inc. ..................................      5,900        111,805
  Siebel Systems, Inc. .....................................      1,800         50,364
  *Veritas Software Corp. ..................................      8,600        385,538
                                                                           -----------
                                                                             3,245,384
                                                                           -----------
Cosmetics and Toiletries -- 0.9%
  Colgate-Palmolive Co. ....................................      6,300        363,825
                                                                           -----------
Drugs & Health Care -- 16.5%
  Abbott Laboratories.......................................      6,930        386,348
  *AdvancePCS...............................................        820         24,067
  American Home Products Corp. .............................      5,000        306,800
  Amerisource Bergen Corp. .................................      4,064        258,267
  Baxter International, Inc. ...............................      3,200        171,616
  Cardinal Health, Inc. ....................................      9,350        604,571
  *Cephalon, Inc. ..........................................        360         27,211
  Eli Lilly & Co. ..........................................      1,200         94,248
  *Express Scripts, Inc., Class A...........................      1,220         57,047
  *Forest Laboratories, Inc. ...............................      2,550        208,973
  *Health Management Associates, Inc., Class A..............     15,020        276,368
  *HealthSouth Corp. .......................................      4,820         71,432
  *IVAX Corp. ..............................................      4,330         87,206
  Johnson & Johnson.........................................     28,024      1,656,218
  McKesson HBOC, Inc. ......................................      1,490         55,726
  Pfizer, Inc. .............................................     39,400      1,570,090
  Schering Plough Corp. ....................................      7,600        272,156
  *Tenet Healthcare Corp. ..................................      2,100        123,312
  UnitedHealth Group, Inc. .................................      2,430        171,971
  *Universal Health Services, Inc., Class B.................        870         37,219
  *Wellpoint Health Networks, Inc. .........................        580         67,773
                                                                           -----------
                                                                             6,528,619
                                                                           -----------

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 6.0%
  *Flextronics International Ltd. ..........................     17,100    $   410,229
  General Electric Co. .....................................     42,850      1,717,428
  *Solectron Corp. .........................................     21,975        247,878
                                                                           -----------
                                                                             2,375,535
                                                                           -----------
Energy -- 0.3%
  *AES Corp. ...............................................      7,800        127,530
                                                                           -----------
Finance -- 6.8%
  Capital One Financial Corp. ..............................      1,090         58,806
  *Certegy, Inc. ...........................................        795         27,205
  Citigroup, Inc. ..........................................     19,773        998,141
  Countrywide Credit Industries, Inc. ......................        810         33,186
  H & R Block, Inc. ........................................      2,530        113,091
  MBNA Corp. ...............................................     25,840        909,568
  Metris Cos., Inc. ........................................        430         11,055
  Morgan Stanley Dean Witter & Co. .........................      7,100        397,174
  USA Education, Inc. ......................................      1,760        147,875
                                                                           -----------
                                                                             2,696,101
                                                                           -----------
Finance - Investment & Other -- 6.9%
  Eaton Vance Corp. ........................................        640         22,752
  Fannie Mae................................................      5,320        422,940
  Freddie Mac...............................................      7,400        483,960
  *Investment Technology Group, Inc. .......................      1,275         49,814
  iShares S&P 400 Mid Cap Fund..............................      6,400        729,280
  iShares Trust Russell 1000 Growth Index Fund..............     17,450        888,903
  *Nasdaq-100 Shares........................................        620         24,124
  Standard & Poor's Mid-Cap 400 Depositary Receipts.........      1,400        129,920
                                                                           -----------
                                                                             2,751,693
                                                                           -----------
Food & Food Distributors -- 1.0%
  *Kroger Co. ..............................................     10,700        223,309
  McCormick & Co., Inc. ....................................      1,420         59,597
  Sysco Corp. ..............................................      4,190        109,862
                                                                           -----------
                                                                               392,768
                                                                           -----------
Insurance -- 4.6%
  AFLAC, Inc. ..............................................      6,800        167,008
  American International Group, Inc. .......................     19,340      1,535,596
  Gallagher (Arthur J.) & Co. ..............................      2,550         87,950
  MBIA, Inc. ...............................................        745         39,954
                                                                           -----------
                                                                             1,830,508
                                                                           -----------

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Machinery & Instrumentation -- 0.2%
  *Mettler-Toledo International, Inc. ......................      1,370    $    71,035
                                                                           -----------
Manufacturing -- 2.5%
  Danaher Corp. ............................................      3,500        211,085
  Tyco International Ltd. ..................................     13,600        801,040
                                                                           -----------
                                                                             1,012,125
                                                                           -----------
Medical & Medical Services -- 1.3%
  *Community Health Systems, Inc. ..........................      3,600         91,800
  *DaVita, Inc. ............................................      1,410         34,475
  *First Health Group Corp. ................................      2,450         60,613
  *Inhale Therapeutic Systems, Inc. ........................        580         10,759
  Mylan Laboratories, Inc. .................................      3,260        122,250
  Omnicare, Inc. ...........................................      3,310         82,353
  *Orthodontic Centers of America, Inc. ....................      1,990         60,695
  *Patterson Dental Co. ....................................      1,720         70,400
                                                                           -----------
                                                                               533,345
                                                                           -----------
Medical Equipment & Supplies -- 1.6%
  *Apogent Technologies, Inc. ..............................      1,560         40,248
  *Cytyc Corp. .............................................      1,770         46,197
  Genzyme Corp. ............................................      1,090         65,247
  *Invitrogen Corp. ........................................        720         44,590
  Medtronic, Inc. ..........................................      8,200        419,922
  *Viasys Healthcare, Inc. .................................         26            525
                                                                           -----------
                                                                               616,729
                                                                           -----------
Medical Instruments -- 0.6%
  Beckman Coulter, Inc. ....................................      2,090         92,587
  Biomet, Inc. .............................................      1,240         38,316
  *St. Jude Medical, Inc. ..................................      1,270         98,616
                                                                           -----------
                                                                               229,519
                                                                           -----------
Oil & Gas -- 0.8%
  Anadarko Petroleum Corp. .................................        740         42,069
  Baker Hughes, Inc. .......................................      5,500        200,585
  ChevronTexaco Corp. ......................................        450         40,325
  XTO Energy, Inc. .........................................      1,970         34,475
                                                                           -----------
                                                                               317,454
                                                                           -----------
Oil Equipment & Services -- 0.1%
  *Hanover Compressor Co. ..................................      1,950         49,257
                                                                           -----------

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising -- 9.2%
  *Barnes & Noble, Inc. ....................................        380    $    11,248
  *Bed, Bath & Beyond, Inc. ................................      3,390        114,921
  *BJ's Wholesale Club, Inc. ...............................      1,800         79,380
  Home Depot, Inc. .........................................     21,120      1,077,331
  *Kohls Corp. .............................................     12,960        912,902
  Wal-Mart Stores, Inc. ....................................     21,520      1,238,476
  Walgreen Co. .............................................      5,500        185,130
  *Williams-Sonoma, Inc. ...................................        840         36,036
                                                                           -----------
                                                                             3,655,424
                                                                           -----------
Semiconductors -- 5.1%
  *Altera Corp. ............................................     15,800        335,276
  *Applied Micro Circuits Corp. ............................      4,300         48,676
  Intel Corp. ..............................................     40,260      1,266,177
  *Intersil Holding Corp. ..................................      1,740         56,115
  *Microchip Technology, Inc. ..............................      3,000        116,220
  *Micron Technology, Inc. .................................      7,000        217,000
                                                                           -----------
                                                                             2,039,464
                                                                           -----------
Software -- 5.0%
  *Advent Software, Inc. ...................................      1,300         64,935
  *BEA Systems, Inc. .......................................      4,000         61,600
  *International Game Technology, Inc. .....................      1,880        128,404
  *Microsoft Corp. .........................................     25,970      1,720,513
                                                                           -----------
                                                                             1,975,452
                                                                           -----------
Steel -- 0.1%
  *Shaw Group, Inc. ........................................      1,130         26,555
                                                                           -----------
Tobacco -- 0.5%
  Philip Morris Cos., Inc. .................................      3,350        153,598
  UST, Inc. ................................................        820         28,700
                                                                           -----------
                                                                               182,298
                                                                           -----------
Transportation -- 0.1%
  Robinson (C.H.) Worldwide, Inc. ..........................      1,290         37,300
                                                                           -----------
Utilities -- 0.3%
  Duke Energy Corp. ........................................      2,940        115,424
                                                                           -----------
    TOTAL COMMON STOCK (COST $42,277,335)...................                38,642,161
                                                                           -----------

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 4.4%
  BlackRock Provident Institutional Funds -- TempCash.......    883,125    $   883,125
  BlackRock Provident Institutional Funds -- TempFund.......    883,123        883,123
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,766,248)..........                 1,766,248
                                                                           -----------
    TOTAL INVESTMENTS -- 101.9% (COST $44,043,584)..........                40,408,409
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9)%.............                  (757,458)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $9.00 per share based on 4,406,946 shares
    of capital stock outstanding)...........................               $39,650,951
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($39,650,951/4,406,946 shares outstanding)................               $      9.00
                                                                           ===========

ADR: American Depositary Receipt
*Non-Income Producing.
See accompanying notes to financial statements.

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

2001 Annual Review
Market Street Investment Management Company

- ------------------------------------------------------------------------------

     The total return for the All Pro Large Cap Value Portfolio for the year 2001 was -0.74%. This performance substantially exceeded the -8.18% return of the Wilshire Large Value Index, our benchmark index.

     The Portfolio's return stands in sharp contrast to the severely negative returns of large cap growth managers. Value-style investing continued for a second year in a row to outperform growth-style investing, as investors became more defensive in the face of a slowing economy. The Wilshire Large Value Index easily outperformed the Wilshire Large Growth Index, which was down over 20%. The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms possess a proven large cap value orientation and discipline.

MANAGER                                                  APPROXIMATE PORTFOLIO %
- -------                                                  -----------------------
Mellon Equity Advisors                                              50%
Sanford C. Bernstein & Co., LLC                                     50%
                                                                   ---
Total Portfolio                                                    100%

     Since last year, the Portfolio has surpassed its benchmark due to Sanford
C. Bernstein. Bernstein's moderate bias to deep value names has served the Portfolio extremely well. Bernstein's portion of the Portfolio was up almost 6% for the year. The Portfolio's out-performance for the year is due to superior individual stock selection exhibited by both sub-advisers across many sectors.

     The largest sector holdings of the Portfolio include:

SECTOR                                                         %
- ------                                                        ----
Banks                                                         13.1%
Finance                                                       10.1%
Oil & Gas                                                      9.3%
Communications                                                 9.1%

     The economic recovery that was expected to occur in the second half of 2001, has now been pushed out to the second half of 2002. In the last two years stock valuations have once again taken center stage as investors have had to dig deep in order to find companies at reasonable multiples with sustainable earnings. Though we expect volatility to persist, we believe that ample opportunity remains to deliver strong relative returns through value-based stock selection. Going forward, we believe that research-driven stock selection should become even more important than it has been in the recent past. We look forward to your continued support.

Sarah C. Lange, CFA
President

MARKET STREET FUND
[All Pro Large Cap Value Portfolio Performance graph]

                                                                            FUND                              INDEX+
                                                                            ----                              ------
Start*                                                                    10000.00                           10000.00
98                                                                         9900.00                           10065.00
99                                                                        10048.00                           10897.00
00                                                                        10223.00                           11015.00
01                                                                        10148.00                           10114.00

        Average Annual Total Return
- --------------------------------------------
                                    Since
1 Year     5 Year     10 Year     Inception*
- ------     ------     -------     ----------
- -0.74%      n/a        n/a          0.40%

Past performance is not predictive of future performance.

+ The Wilshire Large Value Index, is a market weighted index that includes securities from the largest 750 stocks in the Wilshire 5000 equity universe.

* Inception date was May 4, 1998

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK -- 96.6%
Aerospace & Defense -- 1.4%
  Boeing Co. ...............................................      4,800    $   186,144
  General Dynamics Corp. ...................................      1,400        111,496
  Goodrich (B.F.) Co. ......................................      4,300        114,466
  United Technologies Corp. ................................      2,023        130,746
                                                                           -----------
                                                                               542,852
                                                                           -----------
Airlines -- 0.2%
  Southwest Airlines Co. ...................................      3,700         68,376
                                                                           -----------
Apparel -- 0.9%
  *Jones Apparel Group, Inc. ...............................      3,100        102,827
  Liz Claiborne, Inc. ......................................      1,800         89,550
  Nike, Inc., Class B.......................................      1,900        106,856
  VF Corp. .................................................      1,700         66,317
                                                                           -----------
                                                                               365,550
                                                                           -----------
Appliances -- 0.2%
  Black & Decker Corp.......................................      2,100         79,233
                                                                           -----------
Automobiles -- 0.5%
  Ford Motor Co. ...........................................      7,091        111,471
  General Motors Corp. .....................................      1,800         87,480
                                                                           -----------
                                                                               198,951
                                                                           -----------
Automotive & Equipment -- 2.2%
  Autoliv, Inc. ............................................      3,600         73,116
  *AutoZone, Inc. ..........................................        800         57,440
  Cooper Tire & Rubber Co. .................................        250          3,990
  Dana Corp. ...............................................      2,200         30,536
  Delphi Automotive Systems Corp. ..........................      7,100         96,986
  Genuine Parts Co. ........................................      3,300        121,110
  Goodyear Tire & Rubber Co. ...............................      3,400         80,954
  *Lear Corp. ..............................................      2,300         87,722
  Magna International, Inc. ................................      1,400         88,858
  Paccar, Inc. .............................................      1,900        124,678
  TRW, Inc..................................................      2,200         81,488
                                                                           -----------
                                                                               846,878
                                                                           -----------
Banks -- 13.1%
  AmSouth Bancorp...........................................     11,700        221,130
  Bank of America Corp. ....................................     14,917        939,025
  Bank of New York Co., Inc. ...............................      3,100        126,480
  Bank One Corp. ...........................................      6,400        249,920
  Comerica, Inc. ...........................................      2,400        137,520

- ------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

- ------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Banks (Continued)
  First Tennessee National Corp. ...........................      2,400    $    87,024
  Golden West Financial Corp. ..............................      1,900        111,815
  Huntington Bancshares, Inc. ..............................      6,400        110,016
  J.P. Morgan Chase & Co. ..................................     10,720        389,672
  KeyCorp...................................................      5,500        133,870
  National City Corp. ......................................     10,500        307,020
  North Fork Bancorp, Inc. .................................      4,900        156,751
  Regions Financial Corp. ..................................      3,900        116,766
  SouthTrust Corp. .........................................     10,600        261,502
  SunTrust Banks, Inc. .....................................      1,900        119,130
  Union Planters Corp. .....................................      5,000        225,650
  UnionBanCal Corp. ........................................      3,000        114,000
  US Bancorp................................................     11,213        234,688
  Wachovia Corp. ...........................................     16,200        508,032
  Wells Fargo Co. ..........................................     11,000        477,950
                                                                           -----------
                                                                             5,027,961
                                                                           -----------
Beverages -- 0.2%
  Coca-Cola Enterprises, Inc. ..............................      4,500         85,230
                                                                           -----------
Broadcasting & Publishing -- 2.0%
  American Greetings Corp., Class A.........................        500          6,890
  Donnelley (R.R.) & Sons Co. ..............................      3,200         95,008
  Fox Entertainment Group, Inc. ............................      4,800        127,344
  Gannett, Inc..............................................      1,600        107,568
  ITT Educational Services, Inc.............................      1,500         55,305
  Tribune Co................................................      1,700         63,631
  *USA Networks, Inc........................................      2,800         76,468
  *Viacom, Inc., Class B....................................      5,100        225,165
                                                                           -----------
                                                                               757,379
                                                                           -----------
Building & Building Supplies -- 0.9%
  *Centex Corp. ............................................      2,850        162,706
  Lennar Corp. .............................................      1,700         79,594
  Masco Corp. ..............................................      4,800        117,600
                                                                           -----------
                                                                               359,900
                                                                           -----------
Business & Consumer Services -- 0.6%
  *Electronic Data Systems Corp. ...........................      3,200        219,360
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Chemicals & Allied Products -- 3.5%
  Air Products & Chemicals, Inc. ...........................      2,800    $   131,348
  Ashland, Inc. ............................................      2,150         99,072
  Cabot Corp. ..............................................        500         17,850
  Dow Chemical Co. .........................................      5,961        201,363
  DuPont (E.I.) de Nemours & Co. ...........................      6,600        280,566
  Eastman Chemical Co. .....................................      1,100         42,922
  Engelhard Corp. ..........................................      3,200         88,576
  *FMC Corp. ...............................................      2,450        145,775
  *Hercules, Inc. ..........................................      4,300         43,000
  *Lubrizol Corp. ..........................................      2,150         75,443
  *Millennium Chemicals, Inc. ..............................      2,300         28,980
  *Praxair, Inc. ...........................................      2,200        121,550
  *Sigma Aldrich Corp. .....................................      1,900         74,879
                                                                           -----------
                                                                             1,351,324
                                                                           -----------
Communications -- 9.1%
  ALLTEL Corp. .............................................        900         55,557
  *AOL Time Warner, Inc. ...................................      2,900         93,090
  AT&T Corp. ...............................................     26,500        480,710
  *AT&T Wireless Services, Inc. ............................      4,300         61,791
  BellSouth Corp. ..........................................      7,000        267,050
  *Comcast Corp., Special Class A Non-Voting................        400         14,400
  *L-3 Communications Corp. ................................        900         81,000
  *Liberty Media Corp., Series A............................     12,900        180,600
  Nortel Networks Corp. ....................................      3,000         22,500
  SBC Communications, Inc. .................................     19,066        746,815
  Sprint Corp. .............................................      6,800        136,544
  *Tellabs, Inc. ...........................................      5,900         88,264
  *Univision Communications, Inc., Class A .................      1,400         56,644
  Verizon Communications....................................     15,964        757,651
  *WorldCom, Inc. ..........................................     32,100        451,968
                                                                           -----------
                                                                             3,494,584
                                                                           -----------
Computers -- 2.7%
  *Adaptec, Inc. ...........................................        800         11,600
  *Apple Computer, Inc. ....................................      5,100        111,690
  Hewlett Packard Co. ......................................     17,450        358,423
  International Business Machines Corp. ....................      3,100        374,976

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers (Continued)
  *NCR Corp. ...............................................      1,900    $    70,034
  *Quantum Corp. - DLT & Storage Systems Group..............      5,600         55,160
  *Vishay Intertechnology, Inc. ............................      2,200         42,900
                                                                           -----------
                                                                             1,024,783
                                                                           -----------
Consumer Products -- 2.8%
  Briggs & Stratton Corp. ..................................        775         33,092
  *Clorox Co. ..............................................      1,900         75,145
  Fortune Brands, Inc. .....................................      5,300        209,827
  Kimberly-Clark Corp. .....................................      3,200        191,360
  Newell Rubbermaid, Inc. ..................................      3,900        107,523
  *Procter & Gamble Co. ....................................      4,575        362,020
  Whirlpool Corp. ..........................................      1,550        113,662
                                                                           -----------
                                                                             1,092,629
                                                                           -----------
Containers -- 0.4%
  Bemis Co., Inc. ..........................................        800         39,344
  *Owens-Illinois, Inc. ....................................      1,200         11,988
  Sonoco Products Co. ......................................      3,600         95,688
                                                                           -----------
                                                                               147,020
                                                                           -----------
Drugs & Health Care -- 4.3%
  Abbott Laboratories.......................................      6,400        356,800
  Aetna, Inc. ..............................................        600         19,794
  Becton, Dickinson & Co. ..................................      1,100         36,465
  Bristol-Myers Squibb Co. .................................      3,850        196,350
  Cardinal Health, Inc. ....................................        750         48,495
  *Health Net, Inc. ........................................      4,600        100,188
  IMS Health, Inc. .........................................      1,800         35,118
  Johnson & Johnson.........................................      4,800        283,680
  Merck & Co., Inc. ........................................      5,750        338,100
  *Tenet Healthcare Corp. ..................................      3,200        187,904
  Wellpoint Health Networks, Inc. ..........................        600         70,110
                                                                           -----------
                                                                             1,673,004
                                                                           -----------
Electrical Equipment -- 0.1%
  Hubbell, Inc., Class B....................................      1,900         55,822
                                                                           -----------
Electronics -- 1.4%
  *Arrow Electronics, Inc. .................................      3,700        110,630
  Avnet, Inc. ..............................................      4,200        106,974
  Johnson Controls, Inc. ...................................        700         56,525
  Motorola, Inc. ...........................................      6,100         91,622

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics (Continued)
  Rockwell International Corp. .............................      5,300    $    94,658
  *Solectron Corp. .........................................      6,300         71,064
  Thomas & Betts Corp. .....................................        450          9,518
                                                                           -----------
                                                                               540,991
                                                                           -----------
Energy -- 1.2%
  CONSOL Energy, Inc. ......................................      2,600         64,584
  DTE Energy Co. ...........................................      2,700        113,238
  *Mirant Corp. ............................................      3,300         52,866
  Potomac Electric Power Co. ...............................      1,700         38,369
  Royal Dutch Petroleum Co. ................................        500         24,510
  Valero Energy Corp. ......................................      3,100        118,172
  Western Resources, Inc. ..................................      2,800         48,160
                                                                           -----------
                                                                               459,899
                                                                           -----------
Entertainment -- 0.1%
  Walt Disney Co. ..........................................      2,225         46,102
                                                                           -----------
Finance -- 10.1%
  Ambac Financial Group, Inc. ..............................      2,700        156,222
  American Express Co. .....................................      1,300         46,397
  Citigroup, Inc. ..........................................     32,832      1,657,359
  Countrywide Credit Industries, Inc. ......................      3,700        151,589
  FleetBoston Financial Corp. ..............................      5,826        212,649
  GreenPoint Financial Corp. ...............................      2,400         85,800
  Household International, Inc. ............................      5,500        318,670
  Lehman Brothers Holdings, Inc. ...........................      4,250        283,900
  MBNA Corp. ...............................................      1,900         66,880
  Merrill Lynch & Co., Inc. ................................      4,000        208,480
  Morgan Stanley Dean Witter & Co. .........................      4,150        232,151
  State Street Corp. .......................................      2,300        120,175
  Washington Mutual, Inc. ..................................     10,775        352,343
                                                                           -----------
                                                                             3,892,615
                                                                           -----------
Finance - Investment & Other -- 2.8%
  Charter One Financial, Inc. ..............................      8,668        235,336
  Fannie Mae................................................      8,050        639,975
  Freddie Mac...............................................      2,900        189,660
                                                                           -----------
                                                                             1,064,971
                                                                           -----------
Food & Food Distributors -- 2.9%
  Archer-Daniels Midland Co. ...............................     14,829        212,796
  Brinker International, Inc. ..............................      3,200         95,232
  ConAgra, Inc. ............................................      9,100        216,307

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors (Continued)
  *Dean Foods Co. ..........................................        686    $    46,812
  General Mills, Inc. ......................................      1,900         98,819
  Kellogg Co. ..............................................        600         18,060
  *Kroger Co. ..............................................      3,600         75,132
  Sara Lee Corp. ...........................................      5,800        128,934
  Supervalu, Inc. ..........................................      1,100         24,332
  Tyson Foods, Inc. ........................................     16,609        191,834
                                                                           -----------
                                                                             1,108,258
                                                                           -----------
Home Furnishings/Housewares -- 0.3%
  Leggett & Platt, Inc. ....................................      4,400        101,200
                                                                           -----------
Hotel/Restaurants -- 0.4%
  Hilton Hotels Corp. ......................................      8,500         92,820
  Starwood Hotels & Resorts Worldwide, Inc. ................      2,700         80,595
                                                                           -----------
                                                                               173,415
                                                                           -----------
Industrial Diversified -- 0.5%
  Sherwin-Williams Co. .....................................      4,000        110,000
  *SPX Corp. ...............................................        500         68,450
                                                                           -----------
                                                                               178,450
                                                                           -----------
Insurance -- 5.4%
  Allstate Corp. ...........................................      7,000        235,900
  American International Group, Inc. .......................      4,179        331,813
  Aon Corp. ................................................      2,600         92,352
  Chubb Corp. ..............................................      1,650        113,850
  Cigna Corp. ..............................................      3,200        296,480
  *John Hancock Financial Services, Inc. ...................      2,400         99,120
  Loews Corp. ..............................................      2,700        149,526
  MBIA, Inc. ...............................................        750         40,223
  MetLife, Inc. ............................................      3,800        120,384
  MGIC Investment Corp. ....................................      1,700        104,924
  Radian Group, Inc. .......................................      2,700        115,965
  St. Paul Cos., Inc. ......................................      2,100         92,337
  Torchmark Corp. ..........................................      4,900        192,717
  XL Capital Ltd. ..........................................      1,200        109,632
                                                                           -----------
                                                                             2,095,223
                                                                           -----------
Leisure & Amusements -- 0.1%
  Royal Caribbean Cruises Ltd. .............................      3,200         51,840
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Machinery & Heavy Equipment -- 0.6%
  Caterpillar, Inc. ........................................      2,700    $   141,075
  Dover Corp. ..............................................      2,800        103,796
                                                                           -----------
                                                                               244,871
                                                                           -----------
Machinery & Instrumentation -- 0.2%
  Snap-On, Inc. ............................................      2,100         70,686
                                                                           -----------
Manufacturing -- 2.7%
  *Acuity Brands, Inc. .....................................      1,700         20,570
  Alcoa, Inc. ..............................................      5,200        184,860
  Cooper Industries, Inc. ..................................      5,000        174,600
  Honeywell International, Inc. ............................      2,300         77,786
  *Kemet Corp. .............................................      2,600         46,150
  Minnesota Mining & Manufacturing Co. .....................        250         29,553
  PPG Industries, Inc. .....................................      5,150        266,358
  *Smurfit-Stone Container Corp. ...........................      6,500        103,805
  Tyco International Ltd. ..................................      2,600        153,140
                                                                           -----------
                                                                             1,056,822
                                                                           -----------
Manufacturing Equipment -- 0.3%
  ITT Industries, Inc. .....................................      2,300        116,150
                                                                           -----------
Oil & Gas -- 9.3%
  Amerada Hess Corp. .......................................      1,050         65,625
  ChevronTexaco Corp. ......................................      9,350        837,854
  Devon Energy Corp. .......................................      1,600         61,840
  Exxon Mobil Corp. ........................................     41,056      1,613,501
  KeySpan Corp. ............................................      2,000         69,300
  *Newfield Exploration Co. ................................      2,800         99,428
  *Noble Drilling Corp. ....................................      1,200         40,848
  Occidental Petroleum Corp. ...............................      4,000        106,120
  Phillips Petroleum Co. ...................................      4,900        295,274
  Sunoco, Inc. .............................................      2,400         89,616
  Teekay Shipping Corp. ....................................      2,200         76,670
  Ultramar Diamond Shamrock Corp. ..........................      2,300        113,804
  Williams Cos., Inc. ......................................      4,700        119,944
                                                                           -----------
                                                                             3,589,824
                                                                           -----------
Paper & Forest Products -- 1.7%
  Boise Cascade Corp. ......................................      2,300         78,223
  Georgia Pacific Corp. ....................................      4,090        112,925
  International Paper Co. ..................................      3,800        153,330
  Louisiana-Pacific Corp. ..................................      4,200         35,448
  Mead Corp. ...............................................      3,000         92,670

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Paper & Forest Products (Continued)
  Temple Inland, Inc. ......................................        700    $    39,711
  Westvaco Corp. ...........................................      3,400         96,730
  Willamette Industries, Inc. ..............................        800         41,696
                                                                           -----------
                                                                               650,733
                                                                           -----------
Railroads -- 1.2%
  Burlington Northern Santa Fe Corp. .......................      7,000        199,710
  CSX Corp. ................................................      1,500         52,575
  Norfolk Southern Corp. ...................................      5,500        100,815
  Union Pacific Corp., Series A.............................      1,875        106,875
                                                                           -----------
                                                                               459,975
                                                                           -----------
Real Estate -- 0.3%
  Equity Office Properties Trust............................      2,200         66,176
  Equity Residential Properties Trust.......................      1,700         48,807
                                                                           -----------
                                                                               114,983
                                                                           -----------
Restaurants -- 0.6%
  Darden Restaurants, Inc...................................      4,700        166,380
  McDonald's Corp...........................................        600         15,882
  Wendy's International, Inc................................      1,800         52,506
                                                                           -----------
                                                                               234,768
                                                                           -----------
Retail Merchandising -- 2.3%
  *Federated Department Stores, Inc. .......................      5,400        220,860
  May Department Stores Co. ................................      2,900        107,242
  *Penney (J.C.) Co., Inc. .................................      2,900         78,010
  Sears, Roebuck & Co. .....................................      5,200        247,728
  Talbots, Inc. ............................................      3,600        130,500
  TJX Cos., Inc. ...........................................      2,800        111,608
                                                                           -----------
                                                                               895,948
                                                                           -----------
Semiconductors -- 0.3%
  *Intersil Holding Corp. ..................................      1,300         41,925
  *Novellus Systems, Inc. ..................................      1,500         59,175
                                                                           -----------
                                                                               101,100
                                                                           -----------
Software -- 0.2%
  *Compuware Corp. .........................................      7,100         83,709
                                                                           -----------
Technology -- 0.3%
  *Ingram Micro, Inc., Class A..............................      4,800         83,136
  *Tech Data Corp. .........................................        400         17,312
                                                                           -----------
                                                                               100,448
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Tobacco -- 1.6%
  Philip Morris Cos., Inc. .................................     13,300    $   609,805
                                                                           -----------
Utilities -- 4.5%
  Allegheny Energy, Inc. ...................................      2,500         90,550
  Ameren Corp. .............................................      2,600        109,980
  American Electric Power Co. ..............................      3,440        149,743
  Cinergy Corp. ............................................      3,200        106,976
  CMS Energy Corp. .........................................      2,800         67,284
  Consolidated Edison, Inc. ................................      2,800        113,008
  Constellation Energy Group................................      2,700         71,685
  Energy East Corp. ........................................      3,500         66,465
  *Exelon Corp. ............................................      1,000         47,880
  FirstEnergy Corp. ........................................      3,100        108,438
  *PG&E Corp. ..............................................      2,700         51,948
  Pinnacle West Capital Corp. ..............................      2,900        121,365
  *Progress Energy, Inc. ...................................      1,100         49,533
  Reliant Energy, Inc. .....................................      4,600        121,992
  Sempra Energy.............................................      2,200         54,010
  TXU Corp. ................................................      4,200        198,030
  Wisconsin Energy Corp. ...................................        900         20,304
  Xcel Energy, Inc. ........................................      5,930        164,498
                                                                           -----------
                                                                             1,713,689
                                                                           -----------
Waste Management -- 0.2%
  *Republic Services, Inc. .................................      3,800         75,886
                                                                           -----------
    TOTAL COMMON STOCK (COST $36,018,014)...................                37,223,197
                                                                           -----------
SHORT TERM INVESTMENTS -- 4.1%
  BlackRock Provident Institutional Funds -- TempCash.......    789,766        789,766
  BlackRock Provident Institutional Funds -- TempFund.......    789,768        789,768
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,579,534)..........                 1,579,534
                                                                           -----------
    TOTAL INVESTMENTS -- 100.7% (COST $37,597,549)..........                38,802,731
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7)%.............                  (260,789)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $9.88 per share based on 3,899,639 shares
    of capital stock outstanding)...........................               $38,541,942
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($38,541,942/3,899,639 shares outstanding)................               $      9.88
                                                                           ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

2001 Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

     The total return for the All Pro Small Cap Growth Portfolio for the year 2001 was -15.92%. This return slightly lagged the -14.20% return of the Wilshire Small Growth Index, our benchmark index.

     The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms possess a proven small cap growth orientation and discipline.

MANAGER                                                  APPROXIMATE PORTFOLIO %
- -------                                                  -----------------------
Husic Capital Management                                            60%
Lee Munder Investments, Ltd.                                        40%
                                                                   ---
Total Portfolio                                                    100%

     The year 2001 marks the second consecutive year in which growth investors in general have witnessed substantial portfolio declines. Corporate earnings disappointments continued throughout most of the year. With the disappointing earnings, went stock valuations. Investors became much more risk adverse especially after the attacks on our nation on September 11th.

     The fourth quarter witnessed a significant rebound in growth investing and the market as a whole. Your portfolio was up almost 30% for the quarter and significantly exceeded the return of its style benchmark. Performance improved significantly in the fourth quarter as investor sentiment turned more positive, and the industry sectors that bore the brunt of investor pessimism throughout the year performed especially well in the final quarter. Given Lee Munder's aggressive growth orientation, it is not surprising that its technology-related holdings rebounded nicely as investors gained confidence that these groups had been oversold and their earnings prospects had stabilized. However, the rebound came late in an otherwise very disappointing year for growth investors.

     The Portfolio targets high quality, well-financed growth companies in attractive industry segments. As in prior market corrections, these stocks behave well as growth investors turn more bullish and seek out the strongest companies in selected niches.

     While we believe that small cap stocks will remain volatile until earnings sustainability is demonstrated, it appears that the stage is being set for a recovery. History has shown that small cap stocks perform especially well in the early stages of a recovery.

     The largest sector holdings of the Portfolio include:

SECTOR                                                           %
- ------                                                          ----
Communications                                                  12.3%
Retail Merchandising                                            11.5%
Business & Consumer Services                                     9.8%
Semiconductors                                                   9.3%
Drugs & Health Care                                              8.7%
Software                                                         6.7%

     We look forward to your continued support.

Sarah C. Lange, CFA
President

MARKET STREET FUND
[All Pro Small Cap Growth Portfolio Performance graph]

                                                                            FUND                              INDEX+
                                                                            ----                              ------
Start*                                                                    10000.00                           10000.00
98                                                                         9800.00                            9315.00
99                                                                        18830.00                           14211.00
00                                                                        14847.00                           10695.00
01                                                                        12484.00                            9176.00

        Average Annual Total Return
- --------------------------------------------
                                    Since
1 Year     5 Year     10 Year     Inception*
- ------     ------     -------     ----------
- -15.92%     n/a        n/a          6.24%

Past performance is not predictive of future performance.

+ The Wilshire Small Growth Index, is a market cap weighted index that includes securities ranked from number 751 to 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

* Inception date was May 4, 1998

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 2001

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK -- 97.2%
Aerospace & Defense -- 3.1%
  *DRS Technologies, Inc. ..................................       19,100    $   680,915
  *Titan Corp. .............................................       32,100        800,895
  United Industrial Corp. ..................................       11,600        194,300
                                                                             -----------
                                                                               1,676,110
                                                                             -----------
Airlines -- 1.4%
  *Atlantic Coast Airlines, Inc. ...........................       18,800        437,852
  SkyWest, Inc. ............................................       12,000        305,400
                                                                             -----------
                                                                                 743,252
                                                                             -----------
Automotive & Equipment -- 5.0%
  ArvinMeritor, Inc. .......................................       41,500        815,060
  *Copart, Inc. ............................................       20,900        760,133
  *United Auto Group, Inc. .................................       42,451      1,095,660
                                                                             -----------
                                                                               2,670,853
                                                                             -----------
Banks -- 0.3%
  *BankUnited Financial Corp., Class A......................       12,500        185,625
                                                                             -----------
Broadcasting & Publishing -- 1.5%
  *Crown Media Holdings, Inc., Class A......................       56,204        634,543
  *Scandinavian Broadcasting SA.............................        9,500        171,950
                                                                             -----------
                                                                                 806,493
                                                                             -----------
Building & Building Supplies -- 2.4%
  *Champion Enterprises, Inc. ..............................       55,300        680,743
  *Willbros Group, Inc. ....................................       36,900        590,400
                                                                             -----------
                                                                               1,271,143
                                                                             -----------
Business & Consumer Services -- 9.8%
  *Aeroflex, Inc. ..........................................       81,338      1,539,728
  *Brooks Automation, Inc. .................................        4,200        170,814
  *Career Education Corp. ..................................       11,200        383,936
  *Corporate Executive Board Co. ...........................       11,700        429,390
  *DeVry, Inc. .............................................        6,200        176,390
  *Edison Schools, Inc. ....................................        6,600        129,690
  *Exult, Inc. .............................................       13,400        215,070
  Internet Security Systems, Inc. ..........................        3,000         96,180
  *KPMG Consulting, Inc. ...................................       10,900        180,613
  *On Assignment, Inc. .....................................        7,600        174,572
  Pemstar, Inc. ............................................        2,016         24,192
  *Priceline.com, Inc. .....................................       49,100        285,762
  *Skillsoft Corp. .........................................        6,200        160,704

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services (Continued)
  *SmartForce Plc ADR.......................................       11,400    $   282,150
  *Sylvan Learning Systems, Inc. ...........................        8,000        176,560
  *Verisity Ltd. ...........................................        9,400        178,130
  *webMethods, Inc. ........................................       35,600        596,656
                                                                             -----------
                                                                               5,200,537
                                                                             -----------
Chemicals & Allied Products -- 0.5%
  *Symyx Technologies, Inc. ................................       11,600        246,384
                                                                             -----------
Communications -- 12.3%
  *American Tower Corp. ....................................       42,000        397,740
  *CNET Networks, Inc. .....................................       78,855        707,329
  *Covad Communications Group, Inc. ........................      176,700        505,362
  *Cox Radio, Inc., Class A.................................       10,400        264,992
  *Cumulus Media, Inc., Class A.............................       32,700        529,086
  *EarthLink, Inc. .........................................       63,000        766,710
  *Entercom Communications Corp. ...........................       21,911      1,095,550
  *Entravision Communications Corp. ........................       64,300        768,385
  *Insight Communications Co., Inc. ........................       10,400        251,264
  *Network Associates, Inc. ................................        6,500        168,025
  *Radio One, Inc. .........................................       48,800        901,336
  *Webex Communications, Inc. ..............................        8,900        221,165
                                                                             -----------
                                                                               6,576,944
                                                                             -----------
Computers -- 3.3%
  *Avocent Corp. ...........................................       13,950        338,288
  *Computer Network Technology Corp. .......................       17,500        311,325
  *Emulex Corp. ............................................        5,100        201,501
  *Legato Systems, Inc. ....................................       50,800        658,876
  *Redback Networks, Inc. ..................................       68,300        269,785
                                                                             -----------
                                                                               1,779,775
                                                                             -----------
Drugs & Health Care -- 8.7%
  *Accredo Health, Inc. ....................................        7,700        305,690
  *AmeriPath, Inc. .........................................        5,500        177,430
  *Angiotech Pharmaceuticals, Inc. .........................        2,300        128,156
  *Cell Genesys, Inc. ......................................       11,800        274,232
  *Covance, Inc. ...........................................       13,300        301,910
  *Cubist Pharmaceuticals, Inc. ............................        4,200        151,032
  *Dendreon Corp. ..........................................       16,300        164,141
  *Ilex Oncology, Inc. .....................................        9,600        259,584
  *Medicis Pharmaceutical Corp., Class A....................        3,700        238,983
  *NPS Pharmaceuticals, Inc. ...............................        6,800        260,440

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care (Continued)
  *Priority Healthcare Corp., Class B.......................       26,500    $   932,535
  *Protein Design Labs, Inc. ...............................        9,600        314,880
  *Province Healthcare Co. .................................       12,100        373,406
  *Select Medical Corp. ....................................       46,200        742,896
                                                                             -----------
                                                                               4,625,315
                                                                             -----------
Electrical Equipment -- 0.3%
  *Merix Corp. .............................................        8,800        151,800
                                                                             -----------
Electronics -- 2.2%
  *Benchmark Electronics, Inc. .............................        7,000        132,720
  *Photronics, Inc. ........................................        8,300        260,205
  *Semtech Corp. ...........................................        7,700        274,813
  *SIPEX Corp. .............................................       17,400        223,590
  *TTM Technologies, Inc. ..................................        4,400         44,528
  *Wilson Greatbatch Technologies...........................        6,600        238,260
                                                                             -----------
                                                                               1,174,116
                                                                             -----------
Energy -- 1.1%
  Peabody Energy Corp. .....................................       20,500        577,895
                                                                             -----------
Entertainment -- 1.1%
  *AMC Entertainment, Inc. .................................       47,100        565,200
                                                                             -----------
Food & Food Distributors -- 2.4%
  *American Italian Pasta Co. ..............................       21,900        920,457
  *Krispy Kreme Doughnuts, Inc. ............................        7,800        344,760
                                                                             -----------
                                                                               1,265,217
                                                                             -----------
Home Furnishings/Housewares -- 1.7%
  *Mohawk Industries, Inc. .................................       16,200        889,056
                                                                             -----------
Manufacturing -- 0.5%
  *Applied Films Corp. .....................................        8,200        256,250
                                                                             -----------
Medical & Medical Services -- 3.1%
  *AmSurg Corp. ............................................       12,800        347,904
  *Dianon Systems, Inc. ....................................        3,300        200,640
  *Dynacare, Inc. ..........................................       10,400        175,656
  *Intermune, Inc. .........................................        4,200        206,892
  *Neurocrine Biosciences, Inc. ............................        3,400        174,454
  *Pain Therapeutics, Inc. .................................       22,000        201,520
  *Telik, Inc. .............................................       13,000        175,500
  *Unilab Corp. ............................................        6,400        160,640
                                                                             -----------
                                                                               1,643,206
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Equipment & Supplies -- 1.1%
  *Eclipsys Corp. ..........................................       17,800    $   298,150
  Varian Medical Systems, Inc. .............................        4,200        299,292
                                                                             -----------
                                                                                 597,442
                                                                             -----------
Oil & Gas -- 3.8%
  *Cal Dive International, Inc. ............................       12,300        303,564
  Ensco International, Inc. ................................        9,800        243,530
  *Evergreen Resources, Inc. ...............................       21,911        845,984
  *Smith International, Inc. ...............................        4,300        230,566
  *Tom Brown, Inc. .........................................       14,500        391,645
                                                                             -----------
                                                                               2,015,289
                                                                             -----------
Oil Equipment & Services -- 1.0%
  *Cooper Cameron Corp. ....................................        4,700        189,692
  *Rowan Cos., Inc. ........................................       16,800        325,416
                                                                             -----------
                                                                                 515,108
                                                                             -----------
Real Estate -- 0.8%
  *CoStar Group.............................................       17,700        424,977
                                                                             -----------
Restaurants -- 0.5%
  *California Pizza Kitchen, Inc. ..........................        9,800        242,550
  *The Cheesecake Factory, Inc. ............................        1,000         34,770
                                                                             -----------
                                                                                 277,320
                                                                             -----------
Retail Merchandising -- 11.5%
  *1-800-Flowers.Com, Inc. .................................       50,900        794,040
  *Ann Taylor Stores Corp. .................................       20,300        710,500
  *Barnes & Noble, Inc. ....................................        5,800        171,680
  *Electronics Boutique Holdings Corp. .....................        3,100        123,814
  *Gymboree Corp. ..........................................       22,300        266,039
  *Hollywood Entertainment Corp. ...........................       77,800      1,111,762
  *Hot Topic, Inc. .........................................        7,400        232,286
  *Pacific Sunwear of California............................       38,700        790,254
  *The Finish Line, Inc., Class A...........................       79,691      1,218,475
  *West Marine, Inc. .......................................       47,595        699,171
                                                                             -----------
                                                                               6,118,021
                                                                             -----------
Semiconductors -- 9.3%
  *Alpha Industries, Inc....................................       42,800        933,040
  *Axcelis Technologies, Inc. ..............................       22,600        291,314
  *Cirrus Logic, Inc. ......................................       21,400        282,908
  *Cymer, Inc. .............................................        6,200        165,726
  *Cypress Semiconductor Corp. .............................       30,900        615,837

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors (Continued)
  *DDI Corp. ...............................................        7,400    $    72,816
  *Entegris, Inc. ..........................................       24,500        268,520
  *Exar Corp. ..............................................        6,000        125,100
  Kopin Corp. ..............................................       17,400        243,600
  *LTX Corp. ...............................................       11,100        232,434
  *Microsemi Corp. .........................................       12,700        377,190
  *Oak Technology, Inc. ....................................       24,700        339,625
  *Pericom Semiconductor Corp. .............................       15,000        217,500
  *PLX Technology, Inc. ....................................       13,700        172,757
  *QLogic Corp. ............................................        4,000        178,040
  *Sage, Inc. ..............................................        4,900        181,643
  *Zoran Corp. .............................................        8,300        270,912
                                                                             -----------
                                                                               4,968,962
                                                                             -----------
Software -- 6.7%
  *3DO Co. .................................................       82,549        171,702
  *DoubleClick, Inc. .......................................       13,800        156,492
  *HNC Software, Inc. ......................................        8,600        177,160
  *Inktomi Corp. ...........................................      157,513      1,056,912
  *Interwoven, Inc. ........................................       24,000        233,760
  *Manugistics Group, Inc. .................................       12,800        269,824
  *MapInfo Corp. ...........................................       10,800        169,452
  *Peregrine Systems, Inc. .................................        6,600         97,878
  *Raindance Communications, Inc. ..........................        7,400         42,254
  *Red Hat, Inc. ...........................................      107,406        762,583
  *Take-Two Interactive Software, Inc. .....................       10,150        164,126
  TALX Corp. ...............................................       11,200        279,776
                                                                             -----------
                                                                               3,581,919
                                                                             -----------
Technology -- 0.4%
  *Stratos Lightwave, Inc. .................................       35,300        217,095
                                                                             -----------
Utilities -- 1.4%
  *Chesapeake Energy Corp. .................................       70,200        464,022
  Massey Energy Co. ........................................       13,800        286,074
                                                                             -----------
                                                                                 750,096
                                                                             -----------
    TOTAL COMMON STOCK (COST $47,521,044)...................                  51,771,400
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 5.7%
  BlackRock Provident Institutional Funds -- TempCash.......    1,529,031    $ 1,529,031
  BlackRock Provident Institutional Funds -- TempFund.......    1,529,029      1,529,029
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $3,058,060)..........                   3,058,060
                                                                             -----------
    TOTAL INVESTMENTS -- 102.9% (COST $50,579,113)..........                  54,829,460
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.9)%.............                  (1,560,264)
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $12.09 per share based on 4,405,339 shares
    of capital stock outstanding)...........................                 $53,269,196
                                                                             ===========
NET ASSETS VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($53,269,196/4,405,339 shares outstanding)................                 $     12.09
                                                                             ===========

ADR: American Depositary Receipt
*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

2001 Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

     The total return for the All Pro Small Cap Value Portfolio for the year 2001 was 12.80%. This return exceeded the 9.97% return of the Wilshire Small Value Index, our benchmark index.

     The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms possess a proven small cap value orientation and discipline.

MANAGER                                                  APPROXIMATE PORTFOLIO %
- -------                                                  -----------------------
Sterling Capital Management                                         50%
Reams Asset Management                                              50%
                                                                   ---
Total Portfolio                                                    100%

     Continuing a trend established in 2000, value-investing strategies continued to exceed the returns of growth investing strategies. The Portfolio's strong positive absolute return was in sharp contrast to the largely negative returns experienced by many stock investors for the second consecutive year. The out-performance was primarily a result of especially strong stock selection exhibited by Reams Asset Management. Reams portion of the Portfolio advanced almost 17% for the year. Reams bottom up approach to equity management has been extremely successful in the last two years. Sterling's out-performance for the year was more modest.

     The largest sector holdings of the Portfolio include:

SECTOR                                                           %
- ------                                                          ----
Manufacturing                                                   16.6%
Chemicals & Allied Products                                      7.9%
Banks                                                            7.5%
Building & Building Supplies                                     6.8%
Business & Consumer Services                                     6.5%

     The Portfolio targets stable or improving businesses at low multiples of price to earnings, price to book value, and price to cash flow. The investment discipline used prohibits paying up for expensive stocks and targets inexpensive stocks relative to their fundamentals. We look forward to your continued support.

Sarah C. Lange, CFA
President

MARKET STREET FUND
[All Pro Small Cap Value Portfolio Performance graph]

                                                                            FUND                              INDEX+
                                                                            ----                              ------
Start*                                                                    10000.00                           10000.00
98                                                                         8250.00                            8362.00
99                                                                         7586.00                            8244.00
00                                                                         9170.00                           10156.00
01                                                                        10344.00                           11168.00

        Average Annual Total Return
- --------------------------------------------
                                    Since
1 Year     5 Year     10 Year     Inception*
- ------     ------     -------     ----------
12.80%      n/a        n/a          0.93%

Past performance is not predictive of future performance.

+ The Wilshire Small Value Index, is a market cap weighted index that includes securities ranked from number 751 to 2,500 in market capitalization as derived from the Wilshire 5000 equity universe.

* Inception date was May 4, 1998

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 2001

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
Air Transport -- 1.0%
  *EGL, Inc. ...............................................        28,550    $   398,272
                                                                              -----------
Apparel -- 1.7%
  Kellwood Co. .............................................         6,975        167,470
  *Tommy Hilfiger Corp. ....................................        29,200        401,500
  *Unifi, Inc. .............................................        13,725         99,506
                                                                              -----------
                                                                                  668,476
                                                                              -----------
Automotive & Equipment -- 3.4%
  Borg-Warner Automotive, Inc. .............................         9,800        512,050
  *Insurance Auto Auctions, Inc. ...........................        13,400        194,434
  *Speedway Motorsports, Inc. ..............................        25,200        637,056
                                                                              -----------
                                                                                1,343,540
                                                                              -----------
Banks -- 7.5%
  Colonial BancGroup, Inc. .................................        20,500        288,845
  Commercial Federal Corp. .................................        30,900        726,150
  *Local Financial Corp. ...................................        28,600        400,114
  Pacific Century Financial Corp. ..........................        27,675        716,506
  Seacoast Financial Services Corp. ........................        17,500        300,125
  Sovereign Bancorp, Inc. ..................................        29,900        365,976
  Washington Federal, Inc. .................................         7,520        193,866
                                                                              -----------
                                                                                2,991,582
                                                                              -----------
Broadcasting & Publishing -- 5.0%
  American Greetings Corp., Class A.........................        37,625        518,472
  Banta Corp. ..............................................        19,500        575,640
  Bowne & Co., Inc. ........................................        30,250        387,200
  Hollinger International, Inc. ............................        44,525        520,942
                                                                              -----------
                                                                                2,002,254
                                                                              -----------
Building & Building Supplies -- 6.8%
  Clayton Homes, Inc. ......................................        26,800        458,280
  *Dycom Industries, Inc. ..................................        25,100        419,421
  *NCI Building Systems, Inc. ..............................        19,000        336,300
  Texas Industries, Inc. ...................................        27,300      1,007,370
  York International Corp. .................................        13,000        495,690
                                                                              -----------
                                                                                2,717,061
                                                                              -----------
Business & Consumer Services -- 6.5%
  *Black Box Corp. .........................................         3,700        195,656
  *CDI Corp. ...............................................        19,700        374,300
  *MAXIMUS, Inc. ...........................................         9,500        399,570
  Modis Professional Services, Inc. ........................        55,900        399,126
  *ProQuest Co. ............................................        13,450        456,089

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services (Continued)
  Tredegar Corp. ...........................................        13,175    $   250,325
  Wallace Computer Services, Inc. ..........................        27,225        517,003
                                                                              -----------
                                                                                2,592,069
                                                                              -----------
Chemicals & Allied Products -- 7.9%
  Albemarle Corp. ..........................................        12,600        302,400
  Crompton Corp. ...........................................        42,100        378,900
  *Cytec Industries, Inc. ..................................        40,600      1,096,200
  Ferro Corp. ..............................................        19,300        497,940
  Millennium Chemicals, Inc. ...............................        33,525        422,415
  Spartech Corp. ...........................................        22,200        456,210
                                                                              -----------
                                                                                3,154,065
                                                                              -----------
Communications -- 4.1%
  *Andrew Corp. ............................................        38,925        852,068
  Blyth Industries, Inc. ...................................        22,875        531,844
  *Davox Corp. .............................................        17,800        172,126
  *Microcell Telecommunications, Inc. ......................        32,775         81,282
                                                                              -----------
                                                                                1,637,320
                                                                              -----------
Drugs & Health Care -- 2.6%
  *Edwards Lifesciences Corp. ..............................        26,300        726,669
  *RehabCare Group, Inc. ...................................        11,100        328,560
                                                                              -----------
                                                                                1,055,229
                                                                              -----------
Electronics -- 2.1%
  CTS Corp. ................................................        11,600        184,440
  Harman International Industries, Inc. ....................        14,700        662,970
                                                                              -----------
                                                                                  847,410
                                                                              -----------
Entertainment -- 1.2%
  *Gaylord Entertainment Co., Class A.......................        19,275        474,165
                                                                              -----------
Finance -- 3.5%
  American Financial Holdings, Inc. ........................        13,200        335,412
  Metris Cos., Inc. ........................................        27,875        716,666
  Waypoint Financial Corp. .................................        23,200        349,856
                                                                              -----------
                                                                                1,401,934
                                                                              -----------
Finance - Investment & Other -- 1.9%
  Waddell & Reed Financial, Inc. ...........................        23,115        744,303
                                                                              -----------
Home Furnishings/Housewares -- 2.3%
  *Furniture Brands International, Inc. ....................        12,430        398,009
  *Mohawk Industries, Inc. .................................         9,300        510,384
                                                                              -----------
                                                                                  908,393
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance -- 1.7%
  *Phoenix Companies, Inc. .................................        24,050    $   444,925
  *Stewart Information Services Corp. ......................        11,825        233,544
                                                                              -----------
                                                                                  678,469
                                                                              -----------
Machinery & Heavy Equipment -- 0.9%
  *Joy Global, Inc. ........................................        20,800        349,440
                                                                              -----------
Machinery & Instrumentation -- 1.5%
  Snap-On, Inc. ............................................        18,100        609,246
                                                                              -----------
Manufacturing -- 16.6%
  Acuity Brands, Inc. ......................................        22,550        272,855
  Belden, Inc. .............................................        31,475        741,236
  Brady Corp. ..............................................        15,425        564,555
  Clarcor, Inc. ............................................        14,600        396,390
  Crane Co. ................................................        19,150        491,006
  Delta & Pine Land Co. ....................................        20,200        457,126
  *Griffon Corp. ...........................................        14,930        223,950
  HON INDUSTRIES, INC. .....................................        17,900        494,935
  *Kemet Corp. .............................................        17,300        307,075
  National Service Industries, Inc. ........................        21,950         44,339
  Pittston Brink's Group....................................        41,100        908,310
  Precision Castparts Corp. ................................        15,000        423,750
  Quanex Corp. .............................................        13,850        391,955
  Rayonier, Inc. ...........................................        10,550        532,459
  *SPS Technologies, Inc. ..................................         5,075        177,219
  Standex International Corp. ..............................         9,100        197,925
                                                                              -----------
                                                                                6,625,085
                                                                              -----------
Manufacturing Equipment -- 1.3%
  Lawson Products, Inc. ....................................         6,600        171,600
  *Paxar Corp. .............................................        25,400        360,680
                                                                              -----------
                                                                                  532,280
                                                                              -----------
Medical Equipment & Supplies -- 3.7%
  Arrow International, Inc. ................................         7,375        294,558
  *Dendrite International, Inc. ............................        35,475        497,714
  *Haemonetics Corp. .......................................        20,600        698,752
                                                                              -----------
                                                                                1,491,024
                                                                              -----------
Oil & Gas -- 4.6%
  *Forest Oil Corp. ........................................         7,700        217,217
  Noble Affiliates, Inc. ...................................        14,400        508,176
  *Patterson-UTI Energy, Inc. ..............................         9,600        223,776

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas (Continued)
  *Varco International, Inc. ...............................        14,725    $   220,581
  Vectren Corp. ............................................        27,600        661,848
                                                                              -----------
                                                                                1,831,598
                                                                              -----------
Paper & Forest Products -- 0.7%
  *Buckeye Technologies, Inc. ..............................        25,400        292,100
                                                                              -----------
Real Estate -- 2.1%
  *Avatar Holding, Inc. ....................................        13,250        312,170
  First Industrial Realty Trust, Inc. ......................         8,800        273,680
  Prentiss Properties Trust.................................         9,300        255,285
                                                                              -----------
                                                                                  841,135
                                                                              -----------
Retail Food Chains -- 1.3%
  *IHOP Corp. ..............................................        17,600        515,680
                                                                              -----------
Retail Merchandising -- 1.6%
  Casey's General Stores, Inc. .............................        41,400        616,860
                                                                              -----------
Semiconductors -- 1.6%
  *Axcelis Technologies, Inc. ..............................        49,900        643,211
                                                                              -----------
Software -- 1.1%
  *MSC Software Corp. ......................................        13,600        212,160
  *Progress Software Corp. .................................        12,325        212,976
                                                                              -----------
                                                                                  425,136
                                                                              -----------
Sporting Goods -- 1.4%
  Callaway Golf Co. ........................................        29,800        570,670
                                                                              -----------
    TOTAL COMMON STOCK (COST $34,597,225)...................                   38,958,007
                                                                              -----------
SHORT TERM INVESTMENTS -- 5.0%
  BlackRock Provident Institutional Funds -- TempCash.......       994,407        994,407
  BlackRock Provident Institutional Funds -- TempFund.......       994,406        994,406
                                                                              -----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,988,813)..........                    1,988,813
                                                                              -----------
    TOTAL INVESTMENTS -- 102.6% (COST $36,586,038)..........                   40,946,820
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.6)%.............                   (1,026,939)
                                                                              -----------
NET ASSETS -- 100.0%
  (Equivalent to $10.22 per share based on 3,904,730 shares
    of capital stock outstanding)...........................                  $39,919,881
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($39,919,881/3,904,730 shares outstanding)................                  $     10.22
                                                                              ===========

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

2001 Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

     SSgA Funds Management, Inc. (formerly, State Street Global Advisors) has managed this portfolio as a sub-adviser since inception on February 7, 2000. After fees, the Portfolio returned -12.24% for the year 2001 versus -11.89% for the S&P 500 Index.

     The year 2001 was the second consecutive disappointing year for stock investors after a negative year in 2000. The Wilshire 5000, a measure of the broad market, was also down -10.97% for the year. The catalyst behind the weak stock market performance was the lofty stock market valuations in an environment of declining corporate earnings.

     The largest sector holdings of the Portfolio include:

SECTOR                                                           %
- ------                                                          ----
Drugs and Health Care                                           11.8%
Communications                                                   8.4%
Finance                                                          6.6%
Retail Merchandising                                             6.3%
Computers                                                        5.7%
Banks                                                            5.7%
Electronics                                                      5.6%
Oil & Gas                                                        5.4%

     The Portfolio exhibits the same general index characteristics as the overall S&P 500 Index, e.g., same price/earnings multiple, price/book multiple, yield, weighted average capitalization, and the five year historic and projected return on equity growth rates. During 2002 we expect the Portfolio will continue to demonstrate performance similar to its benchmark. Volatility, however, will likely continue to be part of this market. Once corporate earnings sustainability can be demonstrated, we expect the market to respond favorably and produce solid positive stock returns sometime in the year ahead. We look forward to your continued support.

Sarah C. Lange, CFA
President

[MARKET STREET FUND EQUITY 500 INDEX GRAPH]

                                                                            FUND                             S&P 500+
                                                                            ----                             --------
Start*                                                                    10000.00                           10000.00
00                                                                         9360.00                            9367.00
01                                                                         8214.00                            8253.00

                                 AVERAGE ANNUAL TOTAL RETURN
        1 YEAR                  5 YEAR                 10 YEAR             SINCE INCEPTION*
      -12.24%                   N/A                     N/A                     -9.79%

Past performance is not predictive of future performance.

+ The S&P 500 is a widely recognized, unmanaged index of 500 U.S. common stocks.

* Inception date was February 7, 2000

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
Aerospace & Defense -- 1.2%
  Boeing Co. ...............................................       25,629    $    993,893
  General Dynamics Corp. ...................................        6,100         485,804
  Goodrich (B.F.) Co. ......................................        3,200          85,184
  Lockheed Martin Corp. ....................................       13,300         620,711
  Northrop Grumman Holdings Corp. ..........................        3,300         332,673
  Raytheon Co. .............................................       11,500         373,405
  Rockwell Collins, Inc. ...................................        5,600         109,200
  United Technologies Corp. ................................       14,400         930,672
                                                                             ------------
                                                                                3,931,542
                                                                             ------------
Airlines -- 0.2%
  *AMR Corp. ...............................................        4,600         101,982
  Delta Air Lines, Inc. ....................................        3,800         111,188
  Southwest Airlines Co. ...................................       23,350         431,508
  *US Airways Group, Inc. ..................................        2,100          13,314
                                                                             ------------
                                                                                  657,992
                                                                             ------------
Apparel -- 0.3%
  *Jones Apparel Group, Inc. ...............................        3,700         122,729
  Liz Claiborne, Inc. ......................................        1,700          84,575
  Nike, Inc., Class B.......................................        8,200         461,168
  *Reebok International Ltd. ...............................        1,700          45,050
  VF Corp. .................................................        3,600         140,436
                                                                             ------------
                                                                                  853,958
                                                                             ------------
Appliances -- 0.0%
  Black & Decker Corp. .....................................        2,300          86,779
                                                                             ------------
Automobiles -- 0.5%
  Ford Motor Co. ...........................................       55,532         872,963
  General Motors Corp. .....................................       16,952         823,867
                                                                             ------------
                                                                                1,696,830
                                                                             ------------
Automotive & Equipment -- 0.5%
  *AutoZone, Inc. ..........................................        3,500         251,300
  Cooper Tire & Rubber Co. .................................        2,500          39,900
  Dana Corp. ...............................................        4,700          65,236
  Delphi Automotive Systems Corp. ..........................       17,300         236,318
  Genuine Parts Co. ........................................        5,400         198,180
  Goodyear Tire & Rubber Co. ...............................        4,800         114,288
  Harley-Davidson, Inc. ....................................        9,100         494,221
  Navistar International Corp. .............................        2,000          79,000
  Paccar, Inc. .............................................        2,200         144,364

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Automotive & Equipment (Continued)
  TRW, Inc. ................................................        3,800    $    140,752
  Visteon Corp. ............................................        3,723          55,994
                                                                             ------------
                                                                                1,819,553
                                                                             ------------
Banks -- 5.7%
  AmSouth Bancorp...........................................       11,500         217,350
  Bank of America Corp. ....................................       48,207       3,034,631
  Bank of New York Co., Inc. ...............................       22,300         909,840
  Bank One Corp. ...........................................       35,500       1,386,275
  BB&T Corp. ...............................................       13,300         480,263
  Comerica, Inc. ...........................................        5,500         315,150
  Fifth Third Bancorp.......................................       17,485       1,072,355
  Golden West Financial Corp. ..............................        4,800         282,480
  Huntington Bancshares, Inc. ..............................        7,810         134,254
  J.P. Morgan Chase & Co. ..................................       60,593       2,202,556
  KeyCorp...................................................       12,900         313,986
  Mellon Financial Corp. ...................................       14,700         553,014
  National City Corp. ......................................       18,100         529,244
  Northern Trust Corp. .....................................        6,900         415,518
  PNC Financial Services Group..............................        8,900         500,180
  Regions Financial Corp. ..................................        6,700         200,598
  SouthTrust Corp. .........................................       10,600         261,502
  SunTrust Banks, Inc. .....................................        8,900         558,030
  Synovus Financial Corp. ..................................        8,700         217,935
  Union Planters Corp. .....................................        4,000         180,520
  US Bancorp................................................       59,768       1,250,944
  Wachovia Corp. ...........................................       41,700       1,307,712
  Wells Fargo Co. ..........................................       52,359       2,274,999
  Zions Bancorp.............................................        2,800         147,224
                                                                             ------------
                                                                               18,746,560
                                                                             ------------
Beverages -- 2.5%
  Anheuser-Busch Cos., Inc. ................................       27,300       1,234,233
  Brown-Forman Corp., Class B...............................        2,100         131,460
  Coca-Cola Co. ............................................       76,413       3,602,873
  Coca-Cola Enterprises, Inc. ..............................       13,200         250,008
  Coors Adolph Co., Class B.................................        1,100          58,740
  Pepsi Bottling Group, Inc. ...............................        8,600         202,100
  PepsiCo, Inc. ............................................       53,630       2,611,245
                                                                             ------------
                                                                                8,090,659
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Broadcasting & Publishing -- 1.6%
  American Greetings Corp., Class A.........................        2,000    $     27,560
  *Clear Channel Communications, Inc. ......................       18,300         931,653
  Donnelley (R.R.) & Sons Co. ..............................        3,300          97,977
  Dow Jones & Co., Inc. ....................................        2,500         136,825
  Gannett, Inc. ............................................        8,100         544,563
  Knight-Ridder, Inc. ......................................        2,600         168,818
  McGraw-Hill, Inc. ........................................        6,100         371,978
  Meredith Corp. ...........................................        1,600          57,040
  New York Times Co. .......................................        4,800         207,600
  Tribune Co. ..............................................        8,864         331,780
  *Viacom, Inc., Class B....................................       54,335       2,398,890
                                                                             ------------
                                                                                5,274,684
                                                                             ------------
Building & Building Supplies -- 0.2%
  Centex Corp. .............................................        1,800         102,762
  Masco Corp. ..............................................       13,900         340,550
  Pulte Corp. ..............................................        1,600          71,472
  Vulcan Materials Co. .....................................        3,100         148,614
                                                                             ------------
                                                                                  663,398
                                                                             ------------
Business & Consumer Services -- 1.7%
  Automatic Data Processing, Inc. ..........................       19,000       1,119,100
  *Cendant Corp. ...........................................       29,800         584,378
  *Cintas Corp. ............................................        5,300         254,400
  *Concord EFS, Inc. .......................................       15,400         504,812
  *Convergys Corp. .........................................        5,300         198,697
  Deluxe Corp. .............................................        2,000          83,160
  Electronic Data Systems Corp. ............................       14,400         987,120
  *Fiserv, Inc. ............................................        5,850         247,572
  Fluor Corp. ..............................................        2,300          86,020
  Interpublic Group of Cos., Inc. ..........................       11,200         330,848
  Moody's Corp. ............................................        5,000         199,300
  Omnicom Group, Inc. ......................................        5,700         509,295
  *Quintiles Transnational Corp. ...........................        3,600          57,780
  *Robert Half International, Inc. .........................        5,500         146,850
  *Sapient Corp. ...........................................        3,600          27,792
  *TMP Worldwide, Inc. .....................................        3,400         145,860
  *Yahoo!, Inc. ............................................       16,900         299,806
                                                                             ------------
                                                                                5,782,790
                                                                             ------------
Business Equipment -- 0.1%
  *Lexmark International Group, Inc., Class A...............        4,000         236,000
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Chemicals & Allied Products -- 1.6%
  Air Products & Chemicals, Inc. ...........................        6,900    $    323,679
  Ashland, Inc. ............................................        2,200         101,376
  Dow Chemical Co. .........................................       27,266         921,045
  DuPont (E.I.) de Nemours & Co. ...........................       31,400       1,334,814
  Eastman Chemical Co. .....................................        2,400          93,648
  Ecolab, Inc. .............................................        3,800         152,950
  Engelhard Corp. ..........................................        3,900         107,952
  Great Lakes Chemical Corp. ...............................        1,800          43,704
  *Hercules, Inc. ..........................................        3,200          32,000
  Pharmacia Corp. ..........................................       39,678       1,692,267
  Praxair, Inc. ............................................        4,900         270,725
  Rohm & Haas Co. ..........................................        6,800         235,484
  Sigma Aldrich Corp. ......................................        2,400          94,584
                                                                             ------------
                                                                                5,404,228
                                                                             ------------
Communications -- 8.4%
  *ADC Telecommunications, Inc. ............................       23,700         109,020
  ALLTEL Corp. .............................................        9,600         592,608
  *Andrew Corp. ............................................        2,600          56,914
  *AOL Time Warner, Inc. ...................................      136,121       4,369,484
  AT&T Corp. ...............................................      108,514       1,968,444
  *AT&T Wireless Services, Inc. ............................       76,915       1,105,269
  *Avaya, Inc. .............................................        8,566         104,077
  BellSouth Corp. ..........................................       57,200       2,182,180
  CenturyTel, Inc. .........................................        4,300         141,040
  *CIENA Corp. .............................................       10,200         145,962
  *Citizens Communications Co. .............................        8,200          87,412
  *Comcast Corp., Special Class A Non-Voting................       28,700       1,033,200
  *Comverse Technology, Inc. ...............................        5,300         118,561
  Corning, Inc. ............................................       28,300         252,436
  *JDS Uniphase Corp. ......................................       40,300         349,804
  Lucent Technologies, Inc. ................................      104,500         657,305
  *Nextel Communications, Inc., Class A.....................       22,800         249,888
  Nortel Networks Corp. ....................................       96,600         724,500
  *Qualcomm, Inc. ..........................................       23,400       1,181,700
  Qwest Communications International, Inc. .................       50,923         719,542
  SBC Communications, Inc. .................................      103,458       4,052,450
  Scientific-Atlanta, Inc. .................................        4,900         117,306
  Sprint Corp. .............................................       27,100         544,168
  *Sprint Corp. (PCS Group).................................       30,200         737,182
  *Tellabs, Inc. ...........................................       12,600         188,496
  *Univision Communications, Inc., Class A..................        6,400         258,944

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications (Continued)
  Verizon Communications....................................       83,102    $  3,944,021
  *WorldCom, Inc. ..........................................       90,400       1,272,832
                                                                             ------------
                                                                               27,264,745
                                                                             ------------
Computers -- 5.7%
  *Apple Computer, Inc. ....................................       10,600         232,140
  *Cisco Systems, Inc. .....................................      224,857       4,072,160
  Compaq Computer Corp. ....................................       52,000         507,520
  *Computer Sciences Corp. .................................        5,200         254,696
  *Dell Computer Corp. .....................................       80,100       2,177,118
  *EMC Corp. ...............................................       67,800         911,232
  *Gateway, Inc. ...........................................        9,900          79,596
  Hewlett Packard Co. ......................................       59,100       1,213,914
  International Business Machines Corp. ....................       52,817       6,388,744
  *NCR Corp. ...............................................        2,900         106,894
  *Network Appliance, Inc. .................................        9,600         209,952
  *Palm, Inc. ..............................................       17,318          67,194
  *Siebel Systems, Inc. ....................................       14,000         391,720
  *Sun Microsystems, Inc. ..................................       99,100       1,218,930
  Symbol Technologies, Inc. ................................        6,600         104,808
  *Unisys Corp. ............................................        9,600         120,384
  *Veritas Software Corp. ..................................       12,000         537,960
                                                                             ------------
                                                                               18,594,962
                                                                             ------------
Consumer Products -- 1.7%
  Clorox Co. ...............................................        7,300         288,715
  Fortune Brands, Inc. .....................................        4,500         178,155
  Grainger (W.W.), Inc. ....................................        2,900         139,200
  *Ingersoll Rand Co. ......................................        5,100         213,231
  Kimberly-Clark Corp. .....................................       16,300         974,740
  Maytag Corp. .............................................        2,400          74,472
  Newell Rubbermaid, Inc. ..................................        8,300         228,831
  Pall Corp. ...............................................        3,700          89,022
  Procter & Gamble Co. .....................................       39,579       3,131,886
  Stanley Works, Inc. ......................................        2,700         125,739
  Tupperware Corp. .........................................        1,700          32,725
  Whirlpool Corp. ..........................................        2,100         153,993
                                                                             ------------
                                                                                5,630,709
                                                                             ------------
Containers -- 0.1%
  Ball Corp. ...............................................          900          63,630
  Bemis Co., Inc. ..........................................        1,600          78,688

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Containers (Continued)
  *Pactiv Corp. ............................................        4,500    $     79,875
  *Sealed Air Corp. ........................................        2,600         106,132
                                                                             ------------
                                                                                  328,325
                                                                             ------------
Cosmetics and Toiletries -- 0.8%
  Alberto-Culver Co., Class B...............................        1,700          76,058
  Avon Products, Inc. ......................................        7,400         344,100
  Colgate-Palmolive Co. ....................................       17,400       1,004,850
  Gillette Co. .............................................       32,600       1,088,840
  International Flavors & Fragrances, Inc. .................        2,700          80,217
                                                                             ------------
                                                                                2,594,065
                                                                             ------------
Drugs & Health Care -- 11.8%
  Abbott Laboratories.......................................       47,667       2,657,435
  Aetna, Inc. ..............................................        4,200         138,558
  Allergan, Inc. ...........................................        4,000         300,200
  American Home Products Corp. .............................       40,500       2,485,080
  Amerisource Bergen Corp. .................................        3,154         200,437
  Bausch & Lomb, Inc. ......................................        1,600          60,256
  Baxter International, Inc. ...............................       18,200         976,066
  Becton, Dickinson & Co. ..................................        7,800         258,570
  *Biogen, Inc. ............................................        4,500         258,075
  Bristol-Myers Squibb Co. .................................       59,762       3,047,862
  Cardinal Health, Inc. ....................................       13,700         885,842
  *Chiron Corp. ............................................        5,700         249,888
  CVS Corp. ................................................       12,100         358,160
  Eli Lilly & Co. ..........................................       34,570       2,715,128
  *Forest Laboratories, Inc. ...............................        5,400         442,530
  HCA - The Healthcare Co. .................................       16,500         635,910
  *Health Management Associates, Inc., Class A..............        7,500         138,000
  *HealthSouth Corp. .......................................       12,200         180,804
  *Humana, Inc. ............................................        5,000          58,950
  *Immunex Corp. ...........................................       16,400         454,444
  IMS Health, Inc. .........................................        9,100         177,541
  Johnson & Johnson.........................................       94,010       5,555,991
  *King Pharmaceuticals, Inc. ..............................        7,233         304,726
  McKesson HBOC, Inc. ......................................        8,800         329,120
  *Medimmune, Inc. .........................................        6,600         305,910
  Merck & Co., Inc. ........................................       69,744       4,100,947
  Pfizer, Inc. .............................................      192,753       7,681,207
  Schering Plough Corp. ....................................       44,600       1,597,126
  *Tenet Healthcare Corp. ..................................        9,900         581,328

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care (Continued)
  UnitedHealth Group, Inc. .................................        9,800    $    693,546
  *Watson Pharmaceuticals, Inc. ............................        3,200         100,448
  *Wellpoint Health Networks, Inc. .........................        2,000         233,700
                                                                             ------------
                                                                               38,163,785
                                                                             ------------
Electronic Instruments -- 0.2%
  *Analog Devices, Inc. ....................................       11,100         492,729
  *Conexant Systems, Inc. ..................................        7,000         100,520
                                                                             ------------
                                                                                  593,249
                                                                             ------------
Electronics -- 5.6%
  *Advanced Micro Devices, Inc. ............................       10,700         169,702
  *Agilent Technologies, Inc. ..............................       14,037         400,195
  Emerson Electric Co. .....................................       13,200         753,720
  General Electric Co. .....................................      304,699      12,212,336
  Johnson Controls, Inc. ...................................        2,700         218,025
  Molex, Inc. ..............................................        6,125         189,569
  Motorola, Inc. ...........................................       66,800       1,003,336
  PerkinElmer, Inc. ........................................        3,500         122,570
  *Power-One, Inc. .........................................        2,300          23,943
  RadioShack Corp. .........................................        5,700         171,570
  Rockwell International Corp. .............................        5,600         100,016
  *Sanmina Corp. ...........................................       16,100         320,390
  *Solectron Corp. .........................................       24,600         277,488
  *Tektronix, Inc. .........................................        2,800          72,184
  *Teradyne, Inc. ..........................................        5,300         159,742
  Texas Instruments, Inc. ..................................       52,900       1,481,200
  Thomas & Betts Corp. .....................................        1,700          35,955
  *Xilinx, Inc. ............................................       10,100         394,405
                                                                             ------------
                                                                               18,106,346
                                                                             ------------
Energy -- 1.4%
  *AES Corp. ...............................................       16,100         263,235
  *American Power Conversion Corp. .........................        6,000          86,760
  DTE Energy Co. ...........................................        5,100         213,894
  Dynegy, Inc., Class A.....................................        9,900         252,450
  FPL Group, Inc. ..........................................        5,500         310,200
  *Mirant Corp. ............................................       10,629         170,277
  Royal Dutch Petroleum Co. ................................       65,075       3,189,976
  Teco Energy, Inc. ........................................        4,200         110,208
                                                                             ------------
                                                                                4,597,000
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Entertainment -- 0.4%
  Walt Disney Co. ..........................................       63,600    $  1,317,792
                                                                             ------------
Finance -- 6.6%
  Ambac Financial Group, Inc. ..............................        3,150         182,259
  American Express Co. .....................................       40,300       1,438,307
  Bear Stearns Companies, Inc. .............................        3,000         175,920
  Capital One Financial Corp. ..............................        6,400         345,280
  Citigroup, Inc. ..........................................      157,693       7,960,343
  Countrywide Credit Industries, Inc. ......................        3,500         143,395
  Equifax, Inc. ............................................        4,300         103,845
  First Data Corp. .........................................       11,900         933,555
  FleetBoston Financial Corp. ..............................       32,012       1,168,438
  Franklin Resources, Inc. .................................        8,100         285,687
  H & R Block, Inc. ........................................        5,600         250,320
  Hartford Financial Services, Inc. ........................        7,500         471,225
  Household International, Inc. ............................       14,300         828,542
  Lehman Brothers Holdings, Inc. ...........................        7,500         501,000
  MBNA Corp. ...............................................       25,800         908,160
  Merrill Lynch & Co., Inc. ................................       25,900       1,349,908
  Morgan Stanley Dean Witter & Co. .........................       33,600       1,879,584
  Paychex, Inc. ............................................       11,550         402,517
  Providian Financial Corp. ................................        8,800          31,240
  State Street Corp. .......................................       10,000         522,500
  Stilwell Financial, Inc. .................................        7,000         190,540
  T.Rowe Price Group, Inc. .................................        3,800         131,974
  USA Education, Inc. ......................................        5,000         420,100
  Washington Mutual, Inc. ..................................       26,600         869,820
                                                                             ------------
                                                                               21,494,459
                                                                             ------------
Finance - Investment & Other -- 1.4%
  Charles Schwab Corp. .....................................       42,250         653,607
  Charter One Financial, Inc. ..............................        6,651         180,575
  Fannie Mae................................................       30,537       2,427,691
  Freddie Mac...............................................       21,100       1,379,940
                                                                             ------------
                                                                                4,641,813
                                                                             ------------
Food & Food Distributors -- 2.2%
  Albertson's, Inc. ........................................       12,300         387,327
  Archer-Daniels Midland Co. ...............................       19,737         283,226
  Campbell Soup Co. ........................................       12,300         367,401
  ConAgra, Inc. ............................................       16,400         389,828
  General Mills, Inc. ......................................       11,000         572,110
  Heinz (H.J.) Co. .........................................       10,700         439,984

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors (Continued)
  Hershey Foods Corp. ......................................        4,100    $    277,570
  Kellogg Co. ..............................................       12,300         370,230
  *Kroger Co. ..............................................       24,400         509,228
  *Safeway, Inc. ...........................................       15,700         655,475
  Sara Lee Corp. ...........................................       24,024         534,054
  *Starbucks Corp. .........................................       11,600         220,980
  Supervalu, Inc. ..........................................        4,300          95,116
  Sysco Corp. ..............................................       20,800         545,376
  Unilever N.V. ............................................       17,700       1,019,697
  Wrigley (Wm.) Jr., Co. ...................................        7,000         359,590
                                                                             ------------
                                                                                7,027,192
                                                                             ------------
Home Furnishings/Housewares -- 0.0%
  Leggett & Platt, Inc. ....................................        6,100         140,300
                                                                             ------------
Hotel/Restaurants -- 0.2%
  Hilton Hotels Corp. ......................................       11,600         126,672
  Marriott International, Inc., Class A.....................        7,500         304,875
  Starwood Hotels & Resorts Worldwide, Inc. ................        5,900         176,115
                                                                             ------------
                                                                                  607,662
                                                                             ------------
Industrial Diversified -- 0.1%
  Parker-Hannifin Corp. ....................................        3,500         160,685
  Sherwin-Williams Co. .....................................        4,600         126,500
                                                                             ------------
                                                                                  287,185
                                                                             ------------
Insurance -- 4.2%
  AFLAC, Inc. ..............................................       15,800         388,048
  Allstate Corp. ...........................................       21,900         738,030
  American International Group, Inc. .......................       80,410       6,384,554
  Aon Corp. ................................................        8,000         284,160
  Chubb Corp. ..............................................        5,400         372,600
  Cigna Corp. ..............................................        4,500         416,925
  Cincinnati Financial Corp. ...............................        4,800         183,120
  *Conseco, Inc. ...........................................        9,900          44,154
  Jefferson-Pilot Corp. ....................................        4,700         217,469
  John Hancock Financial Services, Inc. ....................        9,400         388,220
  Lincoln National Corp. ...................................        5,800         281,706
  Loews Corp. ..............................................        5,900         326,742
  Marsh & McLennan Cos., Inc. ..............................        8,500         913,325
  MBIA, Inc. ...............................................        4,650         249,379
  MetLife, Inc. ............................................       22,200         703,296
  MGIC Investment Corp. ....................................        3,300         203,676

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Insurance (Continued)
  Progressive Corp. ........................................        2,300    $    343,390
  Safeco Corp. .............................................        4,000         124,600
  St. Paul Cos., Inc. ......................................        6,700         294,599
  Torchmark Corp. ..........................................        4,000         157,320
  UnumProvident Corp. ......................................        7,500         198,825
  XL Capital Ltd. ..........................................        4,000         365,440
                                                                             ------------
                                                                               13,579,578
                                                                             ------------
Leisure & Amusements -- 0.3%
  Brunswick Corp. ..........................................        2,800          60,928
  Carnival Corp., Class A...................................       17,900         502,632
  *Harrah's Entertainment, Inc. ............................        3,600         133,236
  Mattel, Inc. .............................................       13,200         227,040
                                                                             ------------
                                                                                  923,836
                                                                             ------------
Machinery & Heavy Equipment -- 0.3%
  Caterpillar, Inc. ........................................       10,500         548,625
  Deere & Co. ..............................................        7,300         318,718
  Dover Corp. ..............................................        6,400         237,248
  *McDermott International, Inc. ...........................        1,700          20,859
                                                                             ------------
                                                                                1,125,450
                                                                             ------------
Machinery & Instrumentation -- 0.1%
  Snap-On, Inc. ............................................        1,900          63,954
  *Waters Corp. ............................................        3,900         151,125
                                                                             ------------
                                                                                  215,079
                                                                             ------------
Manufacturing -- 2.6%
  Alcan Aluminium Ltd. .....................................        9,900         355,707
  Alcoa, Inc. ..............................................       26,240         932,832
  Allegheny Technologies, Inc. .............................        2,800          46,900
  Cooper Industries, Inc. ..................................        2,900         101,268
  Crane Co. ................................................        1,900          48,716
  Cummins Engine Co., Inc. .................................        1,300          50,102
  Danaher Corp. ............................................        4,400         265,364
  Eaton Corp. ..............................................        2,200         163,702
  Honeywell International, Inc. ............................       24,900         842,118
  Millipore Corp. ..........................................        1,400          84,980
  Minnesota Mining & Manufacturing Co. .....................       12,219       1,444,408
  PPG Industries, Inc. .....................................        5,200         268,944

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing (Continued)
  Textron, Inc. ............................................        4,300    $    178,278
  Tyco International Ltd. ..................................       61,156       3,602,088
                                                                             ------------
                                                                                8,385,407
                                                                             ------------
Manufacturing Equipment -- 0.3%
  Illinois Tool Works, Inc. ................................        9,300         629,796
  ITT Industries, Inc. .....................................        2,700         136,350
  *Thermo Electron Corp. ...................................        5,300         126,458
                                                                             ------------
                                                                                  892,604
                                                                             ------------
Medical & Medical Services -- 0.6%
  *Amgen Corp. .............................................       31,804       1,795,018
  *Manor Care, Inc. ........................................        3,200          75,872
                                                                             ------------
                                                                                1,870,890
                                                                             ------------
Medical Equipment & Supplies -- 1.2%
  Applera Corp. ............................................        6,400         251,328
  Bard (C.R.), Inc. ........................................        1,600         103,200
  *Boston Scientific Corp. .................................       12,200         294,264
  *Genzyme Corp. ...........................................        6,400         383,104
  *Guidant Corp. ...........................................        9,500         473,100
  Medtronic, Inc. ..........................................       37,200       1,905,012
  Stryker Corp. ............................................        6,000         350,220
  *Zimmer Holdings, Inc. ...................................        6,026         184,034
                                                                             ------------
                                                                                3,944,262
                                                                             ------------
Medical Instruments -- 0.1%
  Biomet, Inc. .............................................        8,100         250,290
  *St. Jude Medical, Inc. ..................................        2,600         201,890
                                                                             ------------
                                                                                  452,180
                                                                             ------------
Metals & Mining -- 0.2%
  Barrick Gold Corp. .......................................       16,593         264,658
  *Freeport-McMoRan Copper & Gold, Inc. ....................        3,800          50,882
  *Inco Ltd. ...............................................        5,600          94,864
  Newmont Mining Corp. .....................................        6,100         116,571
  Phelps Dodge Corp. .......................................        2,500          81,000
  Placer Dome, Inc. ........................................        9,600         104,736
  Worthington Industries, Inc. .............................        2,700          38,340
                                                                             ------------
                                                                                  751,051
                                                                             ------------
Office Equipment & Supplies -- 0.3%
  Avery-Dennison Corp. .....................................        3,500         197,855
  Pitney Bowes, Inc. .......................................        7,700         289,597

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Office Equipment & Supplies (Continued)
  *Staples, Inc. ...........................................       13,900    $    259,930
  Xerox Corp. ..............................................       20,800         216,736
                                                                             ------------
                                                                                  964,118
                                                                             ------------
Oil & Gas -- 5.4%
  Amerada Hess Corp. .......................................        2,800         175,000
  Anadarko Petroleum Corp. .................................        7,649         434,846
  Apache Corp. .............................................        4,180         208,498
  Baker Hughes, Inc. .......................................       10,200         371,994
  Burlington Resources, Inc. ...............................        6,300         236,502
  ChevronTexaco Corp. ......................................       32,790       2,938,312
  Conoco, Inc. .............................................       18,800         532,040
  Devon Energy Corp. .......................................        3,900         150,735
  El Paso Corp. ............................................       15,841         706,667
  EOG Resources, Inc. ......................................        3,500         136,885
  Exxon Mobil Corp. ........................................      209,700       8,241,210
  Kerr-McGee Corp. .........................................        3,000         164,400
  KeySpan Corp. ............................................        4,100         142,065
  Kinder Morgan, Inc. ......................................        3,600         200,484
  *Nabors Industries, Inc. .................................        4,500         154,485
  *Noble Drilling Corp. ....................................        4,000         136,160
  Occidental Petroleum Corp. ...............................       11,500         305,095
  Phillips Petroleum Co. ...................................       11,500         692,990
  Sunoco, Inc. .............................................        2,600          97,084
  Transocean Sedco Forex, Inc. .............................        9,700         328,054
  Unocal Corp. .............................................        7,500         270,525
  USX-Marathon Group, Inc. .................................        9,300         279,000
  Williams Cos., Inc. ......................................       15,600         398,112
                                                                             ------------
                                                                               17,301,143
                                                                             ------------
Oil Equipment & Services -- 0.4%
  Halliburton Co. ..........................................       13,200         172,920
  *Rowan Cos., Inc. ........................................        2,900          56,173
  Schlumberger Ltd. ........................................       17,400         956,130
                                                                             ------------
                                                                                1,185,223
                                                                             ------------
Paper & Forest Products -- 0.4%
  Boise Cascade Corp. ......................................        1,700          57,817
  Georgia Pacific Corp. ....................................        6,992         193,049
  International Paper Co. ..................................       14,921         602,062
  Louisiana-Pacific Corp. ..................................        3,700          31,228
  Mead Corp. ...............................................        3,100          95,759

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Paper & Forest Products (Continued)
  Temple Inland, Inc. ......................................        1,400    $     79,422
  Westvaco Corp. ...........................................        3,100          88,195
  Willamette Industries, Inc. ..............................        3,500         182,420
                                                                             ------------
                                                                                1,329,952
                                                                             ------------
Photography Equipment & Supplies -- 0.1%
  Eastman Kodak Co. ........................................        8,900         261,927
                                                                             ------------
Railroads -- 0.4%
  Burlington Northern Santa Fe Corp. .......................       12,000         342,360
  CSX Corp. ................................................        6,700         234,835
  Norfolk Southern Corp. ...................................       11,900         218,127
  Union Pacific Corp., Series A.............................        7,700         438,900
                                                                             ------------
                                                                                1,234,222
                                                                             ------------
Real Estate -- 0.3%
  Equity Office Properties Trust............................       12,400         372,992
  Equity Residential Properties Trust.......................        8,000         229,680
  Weyerhaeuser Co. .........................................        6,700         362,336
                                                                             ------------
                                                                                  965,008
                                                                             ------------
Residential Construction -- 0.0%
  KB HOME...................................................        1,500          60,150
                                                                             ------------
Restaurants -- 0.5%
  Darden Restaurants, Inc. .................................        3,700         130,980
  McDonald's Corp. .........................................       39,300       1,040,271
  *Tricon Global Restaurants, Inc. .........................        4,500         221,400
  Wendy's International, Inc. ..............................        3,700         107,929
                                                                             ------------
                                                                                1,500,580
                                                                             ------------
Retail Merchandising -- 6.3%
  *Bed, Bath & Beyond, Inc. ................................        8,800         298,320
  *Best Buy Co., Inc. ......................................        6,400         476,672
  Big Lots, Inc. ...........................................        3,200          33,280
  Circuit City Stores, Inc. ................................        6,300         163,485
  *Costco Wholesale Corp. ..................................       13,800         612,444
  Dillard's, Inc., Class A..................................        2,200          35,200
  Dollar General Corp. .....................................       10,375         154,587
  Family Dollar Stores, Inc. ...............................        5,300         158,894
  *Federated Department Stores, Inc. .......................        6,000         245,400
  Gap, Inc. ................................................       26,000         362,440
  Hasbro, Inc. .............................................        5,400          87,642
  Home Depot, Inc. .........................................       71,747       3,659,814

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising (Continued)
  *Kmart Corp. .............................................       15,200    $     82,992
  *Kohls Corp. .............................................       10,100         711,444
  Limited, Inc. ............................................       13,000         191,360
  Lowe's Cos., Inc. ........................................       23,600       1,095,276
  May Department Stores Co. ................................        9,200         340,216
  Nordstrom, Inc. ..........................................        4,200          84,966
  *Office Depot, Inc. ......................................        9,100         168,714
  Penney (J.C.) Co., Inc. ..................................        8,100         217,890
  Sears, Roebuck & Co. .....................................       10,200         485,928
  Target Corp. .............................................       27,300       1,120,665
  Tiffany & Co., Inc. ......................................        4,600         144,762
  TJX Cos., Inc. ...........................................        8,600         342,796
  *Toys "R" Us, Inc. .......................................        6,100         126,514
  Wal-Mart Stores, Inc. ....................................      136,637       7,863,459
  Walgreen Co. .............................................       30,900       1,040,094
  Winn-Dixie Stores, Inc. ..................................        4,600          65,550
                                                                             ------------
                                                                               20,370,804
                                                                             ------------
Semiconductors -- 3.4%
  *Altera Corp. ............................................       11,600         246,152
  *Applied Materials, Inc. .................................       24,700         990,470
  *Applied Micro Circuits Corp. ............................        9,200         104,144
  *Broadcom Corp., Class A..................................        8,000         326,960
  Intel Corp. ..............................................      206,387       6,490,871
  *Jabil Circuit, Inc. .....................................        5,800         131,776
  *KLA-Tencor Corp. ........................................        5,700         282,492
  Linear Technology Corp. ..................................        9,900         386,496
  *LSI Logic Corp. .........................................       11,100         175,158
  *Maxim Integrated Products, Inc. .........................        9,900         519,849
  *Micron Technology, Inc. .................................       18,300         567,300
  *National Semiconductor Corp. ............................        5,300         163,187
  *Novellus Systems, Inc. ..................................        4,300         169,635
  *NVIDIA Corp. ............................................        4,200         280,980
  *PMC-Sierra, Inc. ........................................        5,000         106,300
  *QLogic Corp. ............................................        2,900         129,079
  *Vitesse Semiconductors Corp. ............................        5,700          70,851
                                                                             ------------
                                                                               11,141,700
                                                                             ------------
Software -- 4.8%
  Adobe Systems, Inc. ......................................        7,400         229,770
  Autodesk, Inc. ...........................................        1,500          55,905
  *BMC Software, Inc. ......................................        7,600         124,412

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software (Continued)
  *Citrix Systems, Inc. ....................................        5,600    $    126,896
  Computer Associates International, Inc. ..................       17,800         613,922
  *Compuware Corp. .........................................       11,200         132,048
  *International Game Technology, Inc. .....................        2,300         157,090
  *Intuit, Inc. ............................................        6,200         265,236
  *Mercury Interactive Corp. ...............................        2,500          84,950
  *Microsoft Corp. .........................................      165,080      10,936,550
  *Novell, Inc. ............................................       10,200          46,818
  *Oracle Corp. ............................................      170,469       2,354,177
  *Parametric Technology Corp. .............................        8,400          65,604
  *PeopleSoft, Inc. ........................................        9,000         361,800
                                                                             ------------
                                                                               15,555,178
                                                                             ------------
Steel -- 0.1%
  Nucor Corp. ..............................................        2,400         127,104
  USX-U.S. Steel Group, Inc. ...............................        2,900          52,519
                                                                             ------------
                                                                                  179,623
                                                                             ------------
Tobacco -- 1.0%
  Philip Morris Cos., Inc. .................................       66,400       3,044,440
  UST, Inc. ................................................        5,000         175,000
                                                                             ------------
                                                                                3,219,440
                                                                             ------------
Travel -- 0.1%
  *Sabre Holdings Corp. ....................................        4,068         172,280
                                                                             ------------
Trucking -- 0.2%
  *FDX Corp. ...............................................        9,500         492,860
  Ryder System, Inc. .......................................        2,000          44,300
                                                                             ------------
                                                                                  537,160
                                                                             ------------
Utilities -- 2.2%
  Allegheny Energy, Inc. ...................................        3,800         137,636
  Ameren Corp. .............................................        4,300         181,890
  American Electric Power Co. ..............................        9,960         433,559
  *Calpine Corp. ...........................................        9,200         154,468
  Cinergy Corp. ............................................        5,000         167,150
  CMS Energy Corp. .........................................        4,000          96,120
  Consolidated Edison, Inc. ................................        6,500         262,340
  Constellation Energy Group................................        5,000         132,750
  Dominion Resources, Inc. .................................        7,900         474,790
  Duke Energy Corp. ........................................       23,400         918,684
  *Edison International.....................................       10,300         155,530
  Entergy Corp. ............................................        6,900         269,859

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Utilities (Continued)
  Exelon Corp. .............................................        9,712    $    465,011
  FirstEnergy Corp. ........................................        8,886         310,832
  *Niagara Mohawk Holdings, Inc. ...........................        4,900          86,877
  Nicor, Inc. ..............................................        1,300          54,132
  NiSource, Inc. ...........................................        6,264         144,448
  Peoples Energy Corp. .....................................        1,100          41,723
  *PG&E Corp. ..............................................       12,000         230,880
  Pinnacle West Capital Corp. ..............................        2,700         112,995
  PP&L Corp. ...............................................        4,500         156,825
  Progress Energy, Inc. ....................................        6,526         293,866
  Public Service Enterprise Group, Inc. ....................        6,200         261,578
  Reliant Energy, Inc. .....................................        9,200         243,984
  Sempra Energy.............................................        6,207         152,382
  Southern Co. .............................................       20,800         527,280
  TXU Corp. ................................................        7,900         372,485
  Xcel Energy, Inc. ........................................       10,380         287,941
                                                                             ------------
                                                                                7,128,015
                                                                             ------------
Waste Management -- 0.2%
  *Allied Waste Industries, Inc. ...........................        5,900          82,954
  Waste Management, Inc. ...................................       19,100         609,481
                                                                             ------------
                                                                                  692,435
                                                                             ------------
    TOTAL COMMON STOCK (COST $390,870,005)..................                  320,573,857
                                                                             ------------
SHORT TERM INVESTMENTS -- 0.8%
  BlackRock Provident Institutional Funds -- TempCash.......    1,307,141       1,307,141
  BlackRock Provident Institutional Funds -- TempFund.......    1,307,142       1,307,142
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,614,283)..........                    2,614,283
                                                                             ------------
    TOTAL INVESTMENTS -- 99.5% (COST $393,484,288)..........                  323,188,140
+OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%..............                    1,726,641
                                                                             ------------
NET ASSETS -- 100.0%
  (Equivalent to $8.12 per share based on 39,998,846 shares
    of capital stock outstanding)...........................                 $324,914,781
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($324,914,781/39,998,846 shares outstanding)..............                 $       8.12
                                                                             ============

*Non-Income Producing.
+Cash of $510,000 segregated as initial margin for open futures contacts.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

2001 Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

     The total return for the International Portfolio for the year 2001 was
- -12.20%. This performance substantially exceeded by more than 9% the -21.62% return of the Morgan Stanley EAFE Index, our benchmark index.

     The Boston Company Asset Management, LLC is the sub-adviser that performs the day-to-day management of the Portfolio. The firm employs a disciplined approach to global value investing that it believes leads to outperformance with reduced volatility.

     International value stocks continued to outperform growth stocks for the second year in a row, as was true of the US equity markets. In 2001, for the most part, international investors became more defensive in the face of a slowing world economy.

     Most of the Portfolio's out-performance is due to individual stock selection. The sub-adviser has demonstrated this ability over many years since inception of this Portfolio on November 1, 1991. In addition, their value-style bias has served the Portfolio especially well in the last two years. The return of the Portfolio in 2001 easily surpassed the -18.8% return of the Morgan Stanley EAFE Value Index as well. Individual stock selection in 2001 across many sectors was especially strong in the first half of the year.

     In Japan, out-performance came from being exposed to export oriented stocks and not owning domestic companies that are most exposed to the deteriorating local fundamentals. Banks in Japan continue to be affected by the lack of growth and increasing exposure to bad debts as the economy falters.

     The role of individual country selection as a key determinant of international equity performance has been declining. The sub-adviser continues to underweight Japan versus the EAFE Index.

     The largest country holdings of the Portfolio include:

COUNTRY                                                          %
- -------                                                         ----
United Kingdom                                                  20.0%
Japan                                                           18.4%
Netherlands                                                      8.5%
France                                                           7.7%
Germany                                                          7.4%
Switzerland                                                      5.8%
Italy                                                            5.6%

     This continues to be an attractive time for value investing through rigorous analysis. Lower P/E and P/B stocks have been able to weather earnings surprises more easily. Periods of economic weakness have often produced opportunities to purchase normally highly priced blue chip stocks. Your Portfolio is once again picking up stocks with solid balance sheets and strong franchises that other investors have sold. Often these distressed prices are more a result of investors fears of the economy and their assumption that negative results will automatically accrue then of any company-specific negative circumstance. This presents an excellent opportunity for value portfolios such as yours. We look forward to your continued support.

Sarah C. Lange, CFA
President

[MARKET STREET FUND INTERNATIONAL PORTFOLIO GRAPH]

                                                                            FUND                              EAFE+
                                                                            ----                              -----
Start*                                                                    10000.00                           10000.00
91                                                                         9721.00                           10030.00
92                                                                         9011.00                            8806.00
93                                                                        12265.00                           11677.00
94                                                                        12297.00                           12585.00
95                                                                        14057.00                           13994.00
96                                                                        15587.00                           14834.00
97                                                                        17093.00                           15101.00
98                                                                        18825.00                           18121.00
99                                                                        24346.00                           23008.00
00                                                                        23694.00                           19748.00
01                                                                        20803.00                           15478.00


                                 AVERAGE ANNUAL TOTAL RETURN
        1 YEAR                  5 YEAR                 10 YEAR             SINCE INCEPTION*
       -12.20%                   5.94%                   7.91%                   7.46%

Past performance is not predictive of future performance.

+ The Morgan Stanley Capital International Europe, Australia, Far East (EAFE)
  Index is an unmanaged index of more than 900 companies from these regions. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

* Inception date was November 1, 1991

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Statement of Net Assets, December 31, 2001

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK -- 95.3%
Australia -- 2.4%
  National Australia Bank Ltd. .............................       59,044    $   962,935
  Santos Ltd. ..............................................      209,500        664,892
                                                                             -----------
                                                                               1,627,827
                                                                             -----------
Belgium -- 1.2%
  Dexia Belgium.............................................       56,660        814,747
                                                                             -----------
Brazil -- 1.0%
  Petroleo Brasileiro SA ADR................................       16,300        362,349
  Telecomunicacoes Brasileiras SA ADR.......................        8,211        328,440
                                                                             -----------
                                                                                 690,789
                                                                             -----------
Finland -- 1.2%
  Kesko Oyj.................................................       38,900        356,747
  *Sampo Oyj................................................       57,450        450,139
                                                                             -----------
                                                                                 806,886
                                                                             -----------
France -- 7.7%
  Air France................................................       24,810        363,164
  Alstom SA.................................................       14,815        164,755
  Assurances Generales de France............................       10,978        526,849
  Banque Nationale de Paris.................................        8,360        748,077
  Compagnie de Saint Gobain.................................        2,870        433,137
  Compagnie Francaise de Petroleum Total....................          500         71,408
  *Dexia Strips.............................................       45,100            402
  Michelin - (CGDE).........................................       20,633        680,651
  Schneider Electric SA.....................................        9,570        460,129
  Societe Generale..........................................        3,492        195,413
  Total Fina SA ADR.........................................       16,641      1,168,864
  Usinor Sacilor............................................       39,920        499,391
                                                                             -----------
                                                                               5,312,240
                                                                             -----------
Germany -- 7.4%
  Bayer AG..................................................       28,516        906,422
  Commerzbank AG............................................       53,190        821,681
  Deutsche Lufthansa AG.....................................       28,320        380,754
  Deutsche Post AG..........................................       53,660        740,553
  E.On AG...................................................       21,024      1,093,206
  HypoVereinsbank AG........................................       16,590        504,442
  Metallgesellschaft AG.....................................        7,195         60,603
  Volkswagen AG.............................................       11,820        550,418
                                                                             -----------
                                                                               5,058,079
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Greece -- 0.9%
  Hellenic Telecommunications Organization SA ADR...........       85,095    $   648,424
                                                                             -----------
Hong Kong -- 0.7%
  Swire Pacific Ltd., Class A...............................       94,000        512,321
                                                                             -----------
India -- 0.4%
  Videsh Sanchar Nigam Ltd. ................................       26,100        250,560
                                                                             -----------
Ireland -- 2.4%
  Bank of Ireland...........................................      107,855      1,020,816
  *Elan Corp. Plc ADR.......................................       14,400        648,864
                                                                             -----------
                                                                               1,669,680
                                                                             -----------
Italy -- 5.6%
  *Banca Popolare di Bergamo Credito Varesino Spa...........       30,620        490,740
  Eni Spa...................................................       84,400      1,058,081
  *Finmeccanica Spa.........................................      921,140        795,557
  Istituto Bancario San Paolo di Torino Spa.................       34,972        375,216
  Snam Rete Gas Spa.........................................       24,400         64,524
  Telecom Italia Spa........................................      198,540      1,060,652
                                                                             -----------
                                                                               3,844,770
                                                                             -----------
Japan -- 18.4%
  77 Bank Ltd. .............................................      101,000        446,200
  Aiful Corp. ..............................................        8,950        579,094
  Canon, Inc. ..............................................       33,000      1,135,587
  Credit Saison Co. ........................................       51,500      1,002,022
  Fuji Machine Mfg. Co. Ltd. ...............................       23,000        300,092
  Honda Motor Co. Ltd. .....................................       20,000        798,108
  Konami Co. Ltd. ..........................................       11,300        335,396
  Lawson, Inc. .............................................       14,600        417,748
  Mabuchi Motor Co. Ltd. ...................................        8,200        675,721
  Matsumotokiyoshi Co. Ltd. ................................       18,700        660,621
  Mineba Co. Ltd. ..........................................       82,000        441,721
  Murata Manufacturing Co. Ltd. ............................        4,000        240,806
  Nippon Express Co. Ltd. ..................................      207,000        702,846
  Nishimatsu Construction Co. Ltd. .........................       60,800        179,997
  Nissan Motor Co. Ltd. ....................................      120,000        636,350
  Rinnai Corp. .............................................       34,400        553,823
  Rohm Co. Ltd. ............................................        2,300        303,426
  Shin-Etsu Chemical Co. Ltd. ..............................       18,000        646,879
  Shohkoh Fund & Co. Ltd. ..................................        3,050        242,027
  Sumitomo Bakelite Co. Ltd. ...............................       72,000        440,043
  Takeda Chemical Industries Ltd. ..........................       18,000        814,436

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Japan (Continued)
  TDK Corp. ................................................        8,200    $   386,663
  Yamaha Motor Co. Ltd. ....................................       62,500        380,074
  Yamanouchi Pharmaceuticals Co. Ltd. ......................       13,000        343,202
                                                                             -----------
                                                                              12,662,882
                                                                             -----------
Korea -- 1.3%
  Korea Electric Power ADR..................................       36,400        333,060
  Pohang Iron & Steel Co. Ltd. ADR..........................       24,760        569,480
                                                                             -----------
                                                                                 902,540
                                                                             -----------
Mexico -- 0.4%
  Telefonos de Mexico SA ADR................................        7,816        273,716
                                                                             -----------
Netherlands -- 8.5%
  ABN Amro Holding N.V. ....................................       59,455        957,637
  Akzo Nobel N.V. ..........................................       10,250        457,687
  Buhrmann N.V. ............................................       40,070        439,902
  Fortis N.V. ..............................................       48,660      1,260,779
  Hunter Douglas N.V. ......................................       20,385        546,869
  Philips Electronics N.V. .................................       28,250        822,357
  Stork N.V. ...............................................       36,369        293,706
  Vedior N.V. ..............................................       45,750        548,697
  Wolters Klumer N.V. ......................................       24,900        567,562
                                                                             -----------
                                                                               5,895,196
                                                                             -----------
New Zealand -- 0.5%
  Telecom Corporation of New Zealand Ltd. ..................      180,093        374,954
                                                                             -----------
Norway -- 0.5%
  *Statoil ASA..............................................       54,990        377,052
                                                                             -----------
Portugal -- 1.9%
  Electricidade de Portugal SA..............................      257,520        559,467
  *Portugal Telecom SA......................................       92,948        724,139
                                                                             -----------
                                                                               1,283,606
                                                                             -----------
Singapore -- 2.1%
  Creative Technology Ltd. ADR..............................       34,950        286,590
  DBS Group Holdings Ltd. ..................................      157,000      1,173,355
                                                                             -----------
                                                                               1,459,945
                                                                             -----------
Spain -- 3.2%
  Endesa SA.................................................       77,396      1,210,777
  Repsol ADR................................................       66,670        968,715
                                                                             -----------
                                                                               2,179,492
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Sweden -- 1.5%
  Autoliv, Inc. SDR.........................................       30,100    $   602,592
  Investor AB - B Shares....................................       37,270        406,820
                                                                             -----------
                                                                               1,009,412
                                                                             -----------
Switzerland -- 5.8%
  Barry Callebaut AG - Registered Shares....................        3,758        388,749
  Clariant AG - Registered Shares...........................       35,340        665,170
  Givaudan AG - Registered Shares...........................          640        195,050
  Novartis AG - Registered Shares...........................       17,600        636,033
  Roche Holding AG - Registered Shares......................        9,510        678,758
  *United Bank of Switzerland AG - Registered Shares........       15,890        802,018
  Zurich Financial Services AG - Registered Shares..........        2,530        593,532
                                                                             -----------
                                                                               3,959,310
                                                                             -----------
Taiwan -- 0.3%
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR...........       11,712        201,095
                                                                             -----------
United Kingdom -- 20.0%
  Allied Domecq Plc.........................................      161,800        959,016
  Barclays Plc..............................................       39,676      1,313,698
  BOC Group Plc.............................................       62,837        969,410
  British Aerospace Plc.....................................      206,898        931,973
  Bunzl Plc.................................................      160,954      1,030,720
  Cadbury Schweppes Plc.....................................       95,920        611,462
  Diageo Plc................................................       89,468      1,022,171
  Enterprise Oil Plc........................................      115,530        783,550
  Morgan Crucible Co. Plc...................................      208,096        581,502
  Rexam Plc.................................................      203,158      1,108,056
  Rio Tinto Plc.............................................       46,233        885,511
  *Royal & Sun Alliance Insurance Group Plc.................      198,386      1,139,778
  Scottish and Southern Energy Plc..........................       78,690        698,611
  Unilever Plc..............................................      122,370      1,004,478
  Wolseley Plc..............................................       80,721        675,524
                                                                             -----------
                                                                              13,715,460
                                                                             -----------
    TOTAL COMMON AND PREFERRED STOCK (COST $71,143,964).....                  65,530,983
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.4%
  BlackRock Provident Institutional Funds -- TempCash.......      464,931    $   464,931
  BlackRock Provident Institutional Funds -- TempFund.......      464,932        464,932
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $929,863)............                     929,863
                                                                             -----------
    TOTAL INVESTMENTS -- 96.7% (COST $72,073,827)...........                  66,460,846
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.3%...............                   2,284,811
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $11.20 per share based on 6,136,996 shares
    of capital stock outstanding)...........................                 $68,745,657
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($68,745,657/6,136,996 shares outstanding)................                 $     11.20
                                                                             ===========

ADR: American Depositary Receipt

SDR: Special Drawing Rights

*Non-Income Producing.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

2001 Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

     The total return for the Mid Cap Growth Portfolio for the year 2001 was -3.36%. This performance lagged the -0.60% return of the S&P Mid Cap 400 Index, our benchmark index.

     T. Rowe Price began management of the Mid Cap Growth Portfolio as a sub-adviser on January 29, 2001. Prior to that date, another investment adviser managed the Portfolio. The first quarter witnessed the restructuring of this portfolio from a small cap portfolio to a mid cap growth portfolio, benchmarked to the S&P Mid Cap 400 Index.

     We are pleased with the Portfolio's results in a difficult year for the stock market overall. The limited loss is testament not just to the Portfolio's mid-cap focus, although, mid-caps did outperform large-caps for the second consecutive year but to a stable investment approach that emphasizes discipline, diversification, and growth at a reasonable price. Though value stocks outperformed growth stocks again in 2001 and the S&P Mid Cap 400 represents both growth and value stocks, the Portfolio delivered comparable performance despite its growth orientation. The valuation and diversification disciplines practiced by the sub-adviser helped the Portfolio avoid the steeper losses posted by many more aggressive managers although the Portfolio had its share of tech and telecom disappointments.

     In the fourth quarter, growth stock investing experienced a significant rebound. Your Portfolio gained over 21% in the final quarter, ahead of the 17.99% advance of the S&P Mid Cap 400 Index. Individual stock selection decisions were strong in the technology, consumer non-durables, and materials & services sectors. An overweight to the finance sector also benefited the Portfolio.

     The largest sector holdings of the Portfolio include:

SECTOR                                                           %
- ------                                                          ----
Business & Consumer Services                                    18.5%
Drugs & Health Care                                             13.3%
Retail Merchandising                                             6.5%
Communications                                                   5.9%
Oil & Gas                                                        5.4%

     We believe the market's price/earnings ratio is back to normal levels after a period of overvaluation. Mid-cap stocks continue to look compelling based on projected earnings growth rates and valuation. We look forward to your continued support.

Sarah C. Lange, CFA
President

[MARKET STREET FUND MID CAP GROWTH PORTFOLIO GRAPH]

                                                          FUND                  S&P MID CAP 400#              RUSSELL 2000+
                                                          ----                  ----------------              -------------
Start*                                                  10000.00                    10000.00                    10000.00
89                                                      10357.00                    11008.00                    10340.00
90                                                      11472.00                    10120.00                     8324.00
91                                                      17935.00                    14834.00                    12161.00
92                                                      18398.00                    16247.00                    14399.00
93                                                      19347.00                    18515.00                    17120.00
94                                                      19355.00                    17852.00                    16808.00
95                                                      21963.00                    23377.00                    21599.00
96                                                      26575.00                    27865.00                    25171.00
97                                                      32212.00                    36852.00                    30767.00
98                                                      34786.00                    43894.00                    30078.00
99                                                      40338.00                    50356.00                    36503.00
00                                                      55763.00                    59173.00                    35437.00
01                                                      53890.00                    58818.00                    36319.00

                                 AVERAGE ANNUAL TOTAL RETURN
        1 YEAR                  5 YEAR                 10 YEAR             SINCE INCEPTION*
       -3.36%                   15.19%                  11.63%                  14.21%

Past performance is not predictive of future performance.

# This S&P Mid Cap 400 Index is a market weighted index comprising 400 domestic mid cap stocks chosen for market size, liquidity, and industry group representation.

+ The Russell 2000 Index is an unmanaged stock index of small capitalization companies.

* Inception date was May 1, 1989

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Statement of Net Assets, December 31, 2001

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK -- 94.9%
Aerospace & Defense -- 1.0%
  Rockwell Collins, Inc. ...................................       48,600    $   947,700
                                                                             -----------
Apparel -- 0.5%
  *Coach, Inc. .............................................       13,600        530,128
                                                                             -----------
Banks -- 0.2%
  *Silicon Valley Bancshares................................        7,400        197,802
                                                                             -----------
Business & Consumer Services -- 18.5%
  *Affiliated Computer Services, Inc. ......................       26,000      2,759,380
  *Apollo Group, Inc. ......................................        5,900        265,559
  *BISYS Group, Inc. .......................................       13,300        851,067
  *Catalina Marketing Corp. ................................       15,300        530,910
  *Ceridian Corp. ..........................................       36,700        688,125
  *ChoicePoint, Inc. .......................................       17,000        861,730
  *Concord EFS, Inc. .......................................       70,600      2,314,268
  *Convergys Corp. .........................................       25,600        959,744
  *Fiserv, Inc. ............................................       11,100        469,752
  *Internet Security Systems, Inc. .........................       11,800        378,308
  *Iron Mountain, Inc. .....................................       19,400        849,720
  *KPMG Consulting, Inc. ...................................       57,700        956,089
  *Lamar Advertising Co. ...................................       29,500      1,249,030
  Manpower, Inc. ...........................................       34,300      1,156,253
  *Robert Half International, Inc. .........................       56,900      1,519,230
  *TMP Worldwide, Inc. .....................................       10,600        454,740
  *VeriSign, Inc. ..........................................       22,000        836,880
  Viad Corp. ...............................................       21,600        511,488
  *Weight Watchers International, Inc. .....................       17,700        598,614
                                                                             -----------
                                                                              18,210,887
                                                                             -----------
Business Equipment -- 0.3%
  *Lexmark International Group, Inc., Class A...............        5,100        300,900
                                                                             -----------
Communications -- 5.9%
  *Brocade Communications Systems, Inc. ....................        7,300        241,776
  *Charter Communications, Inc., Class A....................       56,000        920,080
  *Cox Radio, Inc., Class A.................................       26,500        675,220
  *Entercom Communications Corp. ...........................        6,000        300,000
  *L-3 Communications Corp. ................................        8,800        792,000
  *Rogers Communications, Inc. .............................       38,400        645,120
  *Triton PCS Holdings, Inc., Class A.......................       26,200        768,970
  *Western Wireless Corp., Class A..........................       49,700      1,404,025
                                                                             -----------
                                                                               5,747,191
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Computers -- 1.1%
  *RealNetworks, Inc. ......................................       22,100    $   131,274
  *Siebel Systems, Inc. ....................................        7,400        207,052
  *SunGard Data Systems, Inc. ..............................       19,100        552,563
  Symbol Technologies, Inc. ................................       11,800        187,384
                                                                             -----------
                                                                               1,078,273
                                                                             -----------
Drugs & Health Care -- 13.3%
  *Alkermes, Inc. ..........................................       21,900        577,284
  Allergan, Inc. ...........................................       10,600        795,530
  Amerisource Bergen Corp. .................................       19,700      1,251,935
  *Cephalon, Inc. ..........................................       14,700      1,111,099
  *Gilead Sciences, Inc. ...................................       25,300      1,662,716
  *Health Management Associates, Inc., Class A..............       36,700        675,280
  *Human Genome Sciences, Inc. .............................       10,300        347,316
  *IDEC Pharmaceuticals Corp. ..............................       10,700        737,551
  *King Pharmaceuticals, Inc. ..............................       22,100        931,073
  *Medimmune, Inc. .........................................       25,100      1,163,385
  *Protein Design Labs, Inc. ...............................        3,000         98,400
  *Shire Pharmaceuticals Group..............................       18,500        677,100
  Teva Pharmaceutical Industries Ltd., ADR..................       11,800        727,234
  *Vertex Pharmaceuticals, Inc. ............................       11,100        272,949
  *WebMD Corp. .............................................        7,500         52,950
  *Wellpoint Health Networks, Inc. .........................       16,600      1,939,710
                                                                             -----------
                                                                              13,021,512
                                                                             -----------
Electronic Instruments -- 0.4%
  *Analog Devices, Inc. ....................................        9,900        439,461
                                                                             -----------
Electronics -- 1.4%
  *Celestica, Inc. .........................................       16,100        650,279
  *Sanmina Corp. ...........................................       36,600        728,340
                                                                             -----------
                                                                               1,378,619
                                                                             -----------
Finance -- 2.4%
  Capital One Financial Corp. ..............................        7,300        393,835
  *Certegy, Inc. ...........................................       29,500      1,009,490
  Franklin Resources, Inc. .................................       26,600        938,182
                                                                             -----------
                                                                               2,341,507
                                                                             -----------
Finance - Investment & Other -- 4.0%
  Federated Investors, Inc., Class B........................       22,900        730,052
  Legg Mason, Inc. .........................................        8,100        404,838
  Nationwide Financial Services, Inc. ......................        3,700        153,402

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance - Investment & Other (Continued)
  PMI Group, Inc. ..........................................        8,900    $   596,389
  Waddell & Reed Financial, Inc. ...........................       62,400      2,009,280
                                                                             -----------
                                                                               3,893,961
                                                                             -----------
Food & Food Distributors -- 2.5%
  *Starbucks Corp. .........................................       36,600        697,230
  Sysco Corp. ..............................................       15,000        393,300
  *Whole Foods Market, Inc. ................................       32,300      1,406,988
                                                                             -----------
                                                                               2,497,518
                                                                             -----------
Healthcare Services -- 1.4%
  *Abgenix, Inc. ...........................................        6,600        222,024
  *Laboratory Corp. of America Holdings.....................       14,200      1,148,070
                                                                             -----------
                                                                               1,370,094
                                                                             -----------
Industrial -- 0.3%
  *MSC Industrial Direct Co., Inc. .........................       17,400        343,650
                                                                             -----------
Insurance -- 4.7%
  ACE Ltd. .................................................       17,300        694,595
  Allmerica Financial Corp. ................................       17,500        779,625
  *Principal Financial Group................................       18,000        432,000
  Progressive Corp. ........................................        7,000      1,045,100
  *Protective Life Corp. ...................................       20,600        595,958
  Radian Group, Inc. .......................................       24,400      1,047,980
                                                                             -----------
                                                                               4,595,258
                                                                             -----------
Manufacturing -- 1.7%
  *Cabot Microelectronics Corp. ............................        2,900        229,825
  Danaher Corp. ............................................       16,200        977,022
  Teleflex, Inc. ...........................................        9,600        454,176
                                                                             -----------
                                                                               1,661,023
                                                                             -----------
Manufacturing Equipment -- 1.0%
  ITT Industries, Inc. .....................................       19,700        994,850
                                                                             -----------
Medical & Medical Services -- 4.8%
  *Anthem, Inc. ............................................       20,500      1,014,750
  *Biovail Corp. ...........................................       10,000        562,500
  *DaVita, Inc. ............................................       29,500        721,275
  *Lincare Holdings, Inc. ..................................       23,400        670,410
  Omnicare, Inc. ...........................................       71,700      1,783,896
                                                                             -----------
                                                                               4,752,831
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Equipment & Supplies -- 2.7%
  *Apogent Technologies, Inc. ..............................       44,000    $ 1,135,200
  *Invitrogen Corp. ........................................       10,300        637,879
  *Waters Corp. ............................................       22,100        856,375
                                                                             -----------
                                                                               2,629,454
                                                                             -----------
Oil & Gas -- 5.4%
  Devon Energy Corp. .......................................       24,500        946,925
  Diamond Offshore Drilling, Inc. ..........................       36,800      1,118,720
  EOG Resources, Inc. ......................................       26,500      1,036,415
  Ocean Energy, Inc. .......................................       58,900      1,130,880
  *Smith International, Inc. ...............................       17,700        949,074
  XTO Energy, Inc. .........................................        4,700         82,250
                                                                             -----------
                                                                               5,264,264
                                                                             -----------
Oil Equipment & Services -- 1.9%
  *BJ Services Co. .........................................       41,800      1,356,410
  *Cooper Cameron Corp. ....................................       12,800        516,608
                                                                             -----------
                                                                               1,873,018
                                                                             -----------
Restaurants -- 0.9%
  *Outback Steakhouse, Inc. ................................       25,300        866,525
                                                                             -----------
Retail Merchandising -- 6.5%
  *Best Buy Co., Inc. ......................................       16,200      1,206,576
  *BJ's Wholesale Club, Inc. ...............................       17,300        762,930
  *Dollar Tree Stores, Inc. ................................       37,500      1,159,125
  Family Dollar Stores, Inc. ...............................       41,100      1,232,178
  *O'Reilly Automotive, Inc. ...............................       29,400      1,072,218
  TJX Cos., Inc. ...........................................       23,900        952,654
                                                                             -----------
                                                                               6,385,681
                                                                             -----------
Semiconductors -- 4.9%
  *Intersil Holding Corp. ..................................       14,600        470,850
  *Jabil Circuit, Inc. .....................................       29,200        663,424
  *KLA-Tencor Corp. ........................................       14,000        693,840
  *Lattice Semiconductor Corp. .............................       54,700      1,125,179
  *Maxim Integrated Products, Inc. .........................       18,400        966,184
  Molex, Inc., Class A......................................       15,000        405,750
  *Novellus Systems, Inc. ..................................       11,800        465,510
                                                                             -----------
                                                                               4,790,737
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 3.4%
  Adobe Systems, Inc. ......................................       14,600    $   453,330
  *Electronic Arts..........................................       16,900      1,013,155
  *Informatica Corp. .......................................       17,200        249,572
  *Intuit, Inc. ............................................       10,700        457,746
  *Lawson Software, Inc. ...................................        4,300         67,725
  *Mercury Interactive Corp. ...............................       16,900        574,262
  NetIQ Corp. ..............................................          400         14,104
  *Peregrine Systems, Inc. .................................       36,900        547,227
                                                                             -----------
                                                                               3,377,121
                                                                             -----------
Technology -- 0.8%
  *Garmin Ltd. .............................................       13,200        281,424
  *Sepracor, Inc. ..........................................        9,500        542,070
                                                                             -----------
                                                                                 823,494
                                                                             -----------
Transportation -- 0.8%
  Expeditors International of Washington, Inc. .............        9,500        541,025
  Robinson (C.H.) Worldwide, Inc. ..........................        7,500        216,863
                                                                             -----------
                                                                                 757,888
                                                                             -----------
Travel -- 1.0%
  *Sabre Holdings Corp. ....................................       22,100        935,935
                                                                             -----------
Waste Management -- 1.2%
  *Republic Services, Inc. .................................       61,600      1,230,152
                                                                             -----------
    TOTAL COMMON STOCK (COST $86,430,866)...................                  93,237,434
                                                                             -----------
SHORT TERM INVESTMENTS -- 5.4%
  BlackRock Provident Institutional Funds -- TempCash.......    2,651,451      2,651,451
  BlackRock Provident Institutional Funds -- TempFund.......    2,651,450      2,651,450
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS (COST $5,302,901)..........                   5,302,901
                                                                             -----------
    TOTAL INVESTMENTS -- 100.3% (COST $91,733,768)..........                  98,540,335
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%).............                    (326,356)
                                                                             -----------
NET ASSETS -- 100.0%
  (Equivalent to $20.01 per share based on 4,908,159 shares
    of capital stock outstanding)...........................                 $98,213,979
                                                                             ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($98,213,979/4,908,159 shares outstanding)................                 $     20.01
                                                                             ===========

ADR: American Depositary Receipt

*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

2001 Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

     The total return for the Balanced Portfolio for the year 2001 was -7.02%. This performance compares to the -11.89% return for the S&P 500 Index and the 8.44% return for the Lehman Aggregate Bond Index. The Portfolio lagged the composite benchmark return of -1.73%, assuming a 50% weighting of the S&P 500 Index and a 50% weighting of the Lehman Aggregate Bond Index.

     Fred Alger Management, Inc. ("Alger") began management of the Balanced Portfolio as a sub-adviser on January 29, 2001. Prior to January 29, 2001, another investment adviser managed the Balanced Portfolio. Alger's philosophy of balanced portfolio management combines two investment goals: growth-oriented equity management, which accepts higher risk to achieve commensurately higher returns; and conservative fixed income management, which seeks to minimize the portfolio's overall risk. Alger's investment process focuses on asset allocation between equities and fixed income, on individual stock selection based on in-depth fundamental research, and on active fixed income management of maturity and sector selection based on the current market and economic outlook.

     In 2001, value stocks continued to outperform growth stocks and the Balanced Portfolio, with Alger's growth-oriented equity strategy, provided more negative returns than its composite benchmark for the period. Alger's bottom up stock selection, while typically not leading to specific sector bets, did result in a health care overweight which hurt equity returns for the year. The Portfolio also suffered from having a relatively small cash position relative to other more defensively positioned funds.

     The largest stock sector holdings of the Portfolio include:

SECTOR                                                         %
- ------                                                        ----
Drugs & Health Care                                           11.9%
Finance                                                        4.7%

     Regardless of market conditions, Alger will persist in emphasizing individual security selection through thorough, internal research conducted by seasoned analysts. Looking ahead, Alger will continue to seek out and invest in companies that it believes will grow their earnings rapidly and consistently.

     We look forward to your continued support.

Sarah C. Lange, CFA
President

[MARKET STREET BALANCED PORTFOLIO GRAPH]

                                                          FUND                      LA INDEX#                  S&P INDEX+
                                                          ----                      ---------                  ----------
Start*                                                  10000.00                    10000.00                     10000.00
85                                                      10033.00                    10187.00                     10077.00
86                                                      11245.00                    11742.00                     11941.00
87                                                      11185.00                    12066.00                     12540.00
88                                                      12146.00                    13018.00                     14580.00
89                                                      14108.00                    14909.00                     19131.00
90                                                      12893.00                    16245.00                     18485.00
91                                                      15535.00                    18844.00                     24115.00
92                                                      17393.00                    20239.00                     25948.00
93                                                      19414.00                    22564.00                     28558.00
94                                                      19061.00                    21892.00                     28933.00
95                                                      23717.00                    25941.00                     39811.00
96                                                      26535.00                    26883.00                     48928.00
97                                                      32168.00                    29477.00                     65260.00
98                                                      36202.00                    32039.00                     84003.00
99                                                      36473.00                    31776.00                    101694.00
00                                                      39665.00                    35472.00                     92440.00
01                                                      36880.00                    38466.00                     81449.00

                                 AVERAGE ANNUAL TOTAL RETURN
        1 YEAR                  5 YEAR                 10 YEAR             SINCE INCEPTION*
        -7.02%                  6.81%                   9.03%                   8.46%

Past performance is not predictive of future performance.

# The index is the Lehman Aggregate Bond Index, an unmanaged index of bonds reflecting average prices in the bond market.

+ The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

* Inception date was December 12, 1985

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Statement of Net Assets, December 31, 2001

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK -- 44.7%
Aerospace & Defense -- 0.2%
  General Dynamics Corp. ...................................        2,100    $   167,244
                                                                             -----------
Banks -- 0.9%
  J.P. Morgan Chase & Co. ..................................       17,400        632,490
                                                                             -----------
Beverages -- 1.2%
  Anheuser-Busch Cos., Inc. ................................        7,100        320,991
  PepsiCo, Inc. ............................................        9,950        484,465
                                                                             -----------
                                                                                 805,456
                                                                             -----------
Broadcasting & Publishing -- 0.4%
  *Viacom, Inc., Class B....................................        6,850        302,427
                                                                             -----------
Business & Consumer Services -- 2.7%
  *Cendant Corp. ...........................................       25,300        496,133
  *eBay, Inc. ..............................................       17,900      1,197,510
  *VeriSign, Inc. ..........................................        4,000        152,160
                                                                             -----------
                                                                               1,845,803
                                                                             -----------
Communications -- 2.1%
  *AOL Time Warner, Inc. ...................................       10,550        338,655
  *JDS Uniphase Corp. ......................................        8,100         70,308
  Nokia Corp. ADR...........................................       39,700        973,841
  *Qualcomm, Inc. ..........................................        1,300         65,650
                                                                             -----------
                                                                               1,448,454
                                                                             -----------
Computers -- 2.0%
  *Dell Computer Corp. .....................................       23,250        631,935
  *Sun Microsystems, Inc. ..................................       60,050        738,615
                                                                             -----------
                                                                               1,370,550
                                                                             -----------
Drugs & Health Care -- 11.9%
  Abbott Laboratories.......................................       11,800        657,850
  American Home Products Corp. .............................       13,200        809,952
  Amerisource Bergen Corp. .................................       13,325        846,804
  Baxter International, Inc. ...............................       13,600        729,368
  Cardinal Health, Inc. ....................................        4,800        310,368
  *Forest Laboratories, Inc. ...............................        5,700        467,115
  Gilead Sciences, Inc. ....................................        5,600        368,032
  *Immunex Corp. ...........................................       15,050        417,035
  Johnson & Johnson.........................................       13,550        800,805
  King Pharmaceuticals, Inc. ...............................       11,300        476,069
  *Medimmune, Inc. .........................................        4,100        190,035
  Merck & Co., Inc. ........................................       13,550        796,740
  Pfizer, Inc. .............................................       14,400        573,840

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care (Continued)
  *Tenet Healthcare Corp. ..................................       13,450    $   789,784
                                                                             -----------
                                                                               8,233,797
                                                                             -----------
Electronic Instruments -- 0.5%
  *Analog Devices, Inc. ....................................        7,100        315,169
                                                                             -----------
Electronics -- 1.6%
  *Flextronics International Ltd. ..........................        7,050        169,129
  General Electric Co. .....................................       19,950        799,596
  Texas Instruments, Inc....................................        5,800        162,400
                                                                             -----------
                                                                               1,131,125
                                                                             -----------
Finance -- 4.7%
  Capital One Financial Corp. ..............................        3,150        169,942
  Citigroup, Inc. ..........................................       22,600      1,140,848
  First Data Corp. .........................................       13,800      1,082,610
  Merrill Lynch & Co., Inc. ................................       16,200        844,344
                                                                             -----------
                                                                               3,237,744
                                                                             -----------
Finance - Investment & Other -- 0.5%
  Freddie Mac...............................................        5,050        330,270
                                                                             -----------
Insurance -- 2.2%
  American International Group, Inc. .......................       12,643      1,003,854
  Chubb Corp. ..............................................        4,850        334,650
  Marsh & McLennan Cos., Inc. ..............................        1,450        155,802
                                                                             -----------
                                                                               1,494,306
                                                                             -----------
Manufacturing -- 2.1%
  Tyco International Ltd. ..................................       24,500      1,443,050
                                                                             -----------
Medical & Medical Services -- 1.1%
  *Amgen Corp. .............................................        9,700        547,468
  HCR Manor Care, Inc. .....................................       10,100        239,471
                                                                             -----------
                                                                                 786,939
                                                                             -----------
Medical Equipment & Supplies -- 1.4%
  Genzyme Corp. ............................................        6,200        371,132
  Medtronic, Inc. ..........................................       11,000        563,310
                                                                             -----------
                                                                                 934,442
                                                                             -----------
Oil & Gas -- 0.7%
  ChevronTexaco Corp. ......................................        3,927        351,898
  Transocean Sedco Forex, Inc. .............................        3,248        109,847
                                                                             -----------
                                                                                 461,745
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising -- 3.0%
  Home Depot, Inc. .........................................       11,625    $   592,991
  Lowe's Cos., Inc. ........................................        7,000        324,870
  Wal-Mart Stores, Inc. ....................................       20,000      1,151,000
                                                                             -----------
                                                                               2,068,861
                                                                             -----------
Semiconductors -- 2.1%
  Intel Corp. ..............................................       12,000        377,400
  Linear Technology Corp. ..................................        4,000        156,160
  *Micron Technology, Inc. .................................        8,300        257,300
  Taiwan Semiconductor Manufacturing Co. Ltd. ADR...........       39,750        682,507
                                                                             -----------
                                                                               1,473,367
                                                                             -----------
Software -- 2.7%
  *Intuit, Inc. ............................................        9,050        387,159
  Microsoft Corp. ..........................................       18,350      1,215,687
  *Oracle Corp. ............................................       20,550        283,796
                                                                             -----------
                                                                               1,886,642
                                                                             -----------
Tobacco -- 0.7%
  Philip Morris Cos., Inc. .................................       10,250        469,963
                                                                             -----------
    TOTAL COMMON STOCK (COST $28,896,272)...................                  30,839,844
                                                                             -----------

                                                               MATURITY
                                                                 DATE          PAR
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                       ----------    ----------
U.S. TREASURY BONDS -- 6.5%
  U.S. Treasury Bonds, 7.25%................................  05/15/2016    $2,500,000      2,890,333
  U.S. Treasury Bonds, 6.25%................................  08/15/2023       500,000        529,297
  U.S. Treasury Bonds, 6.13%................................  08/15/2029     1,000,000      1,061,328
                                                                                          -----------
    TOTAL U.S. TREASURY BONDS (COST $4,403,106).............                                4,480,958
                                                                                          -----------
U.S. TREASURY NOTES -- 9.1%
  U.S. Treasury Notes, 4.25%................................  11/15/2003       500,000        511,914
  U.S. Treasury Notes, 5.88%................................  11/15/2004       500,000        529,414
  U.S. Treasury Notes, 5.75%................................  08/15/2010     5,000,000      5,248,830
                                                                                          -----------
    TOTAL U.S. TREASURY NOTES (COST $5,994,107).............                                6,290,158
                                                                                          -----------
AGENCY OBLIGATIONS -- 14.2%
  Federal Home Loan Bank, 5.88%.............................  11/15/2007     1,000,000      1,040,990
  Federal Home Loan Mortgage Corp., 5.00%...................  01/15/2004     1,000,000      1,031,952
  Federal Home Loan Mortgage Corp., 9.00%...................  08/01/2004       210,463        217,632
  Federal Home Loan Mortgage Corp., 9.00%...................  12/01/2004       216,890        226,515
  Federal Home Loan Mortgage Corp., 9.50%...................  08/01/2005       177,190        183,724
  Federal Home Loan Mortgage Corp., 9.50%...................  03/01/2006        47,177         49,934

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

                                                               MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE          PAR           VALUE
- -----------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS (CONTINUED)
  Federal Home Loan Mortgage Corp., 8.00%...................  11/01/2008    $  123,788    $   129,087
  Federal National Mortgage Association, 6.41%..............  03/08/2006     1,000,000      1,063,166
  Federal National Mortgage Association, 7.00%..............  03/01/2008       142,187        148,274
  Federal National Mortgage Association, 7.75%..............  03/01/2008        71,407         74,910
  Federal National Mortgage Association, 7.75%..............  05/01/2008        45,776         48,022
  Federal National Mortgage Association, 10.50%.............  03/01/2018       125,214        142,548
  Federal National Mortgage Association, 8.00%..............  06/01/2023       575,263        610,139
  Federal National Mortgage Association, 8.50%..............  10/01/2026       440,564        474,707
  Federal National Mortgage Association, 8.00%..............  10/01/2027       230,709        244,695
  Federal National Mortgage Association, 8.00%..............  01/01/2028       324,322        344,491
  Federal National Mortgage Association, 7.50%..............  05/01/2028       292,208        304,079
  Federal National Mortgage Association, 7.00%..............  01/01/2030       633,173        646,232
  Government National Mortgage Association, 8.00%...........  03/15/2007        47,806         50,615
  Government National Mortgage Association, 7.50%...........  11/15/2007       322,740        338,373
  Government National Mortgage Association, 8.00%...........  08/15/2008       207,311        219,944
  Government National Mortgage Association, 6.50%...........  10/15/2008       716,345        744,327
  Government National Mortgage Association, 7.50%...........  09/15/2015       659,206        692,991
  Government National Mortgage Association, 7.50%...........  06/15/2023       765,892        800,836
                                                                                          -----------
    TOTAL AGENCY OBLIGATIONS (COST $9,420,494)..............                                9,828,183
                                                                                          -----------
CORPORATE BONDS -- 19.9%
Aerospace & Defense -- 1.1%
  United Technologies Corp., 6.35%..........................  03/01/2011       750,000        762,783
                                                                                          -----------
Banks -- 1.2%
  Bank of America Corp., 7.13%..............................  09/15/2006       750,000        807,926
                                                                                          -----------
Beverages -- 1.6%
  Anheuser-Busch Cos., Inc., 7.50%..........................  03/15/2012     1,000,000      1,121,807
                                                                                          -----------
Communications -- 1.1%
  SBC Communications, Inc., 6.25%...........................  03/15/2011       750,000        765,930
                                                                                          -----------
Computers -- 2.0%
  Electronic Data Systems, 6.85%............................  10/15/2004     1,000,000      1,072,730
  Sun Microsystems, Inc., 7.00%.............................  08/15/2002       250,000        254,382
                                                                                          -----------
                                                                                            1,327,112
                                                                                          -----------
Entertainment -- 1.0%
  Walt Disney Co., 4.88%....................................  07/02/2004       650,000        653,536
                                                                                          -----------
Finance -- 4.9%
  Duke Capital Corp., 7.25%.................................  10/01/2004       500,000        533,586
  Goldman Sachs, 7.80%......................................  01/28/2010       500,000        539,904
  Household Finance Corp., 7.20%............................  07/15/2006       750,000        789,228

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

                                                               MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE          PAR           VALUE
- -----------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  International Lease Finance, 5.80%........................  08/15/2007    $  750,000    $   737,810
  Merrill Lynch & Co., Inc., 6.00%..........................  02/17/2009       750,000        746,862
                                                                                          -----------
                                                                                            3,347,390
                                                                                          -----------
Finance - Investment & Other -- 1.9%
  Citigroup, Inc., 6.20%....................................  03/15/2009       750,000        758,746
  GE Global Insurance, 7.50%................................  06/15/2010       500,000        544,191
                                                                                          -----------
                                                                                            1,302,937
                                                                                          -----------
Food & Food Distributors -- 1.1%
  Safeway, Inc., 6.15%......................................  03/01/2006       750,000        769,999
                                                                                          -----------
Manufacturing -- 1.1%
  Tyco International Group, 6.75%...........................  02/15/2011       750,000        753,014
                                                                                          -----------
Oil Equipment & Services -- 0.7%
  Baker Hughes, 6.25%.......................................  01/15/2009       500,000        507,729
                                                                                          -----------
Retail Merchandising -- 2.2%
  Target Corp., 6.35%.......................................  01/15/2011       750,000        769,567
  Wal-Mart Stores, Inc., 5.45%..............................  08/01/2006       750,000        767,557
                                                                                          -----------
                                                                                            1,537,124
                                                                                          -----------
    TOTAL CORPORATE BONDS (COST $13,206,616)................                               13,657,287
                                                                                          -----------

                                                                              SHARES
                                                                            ----------
SHORT TERM INVESTMENTS -- 3.8%
  BlackRock Provident Institutional Funds -- TempCash.......                 1,325,707      1,325,707
  BlackRock Provident Institutional Funds -- TempFund.......                 1,325,708      1,325,708
                                                                                          -----------
    TOTAL SHORT TERM INVESTMENTS (COST $2,651,415)..........                                2,651,415
                                                                                          -----------
    TOTAL INVESTMENTS -- 98.2% (COST $64,572,010)...........                               67,747,845
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.8%...............                                1,245,759
                                                                                          -----------
NET ASSETS -- 100.0%
  (Equivalent to $14.25 per share based on 4,842,262 shares
    of capital stock outstanding)...........................                              $68,993,604
                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($68,993,604/4,842,262 shares outstanding)................                              $     14.25
                                                                                          ===========

ADR: American Depositary Receipt
*Non-Income Producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

2001 Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

     The total return for the Bond Portfolio for the year 2001 was 7.40%. This performance slightly lagged the 8.44% return of the Lehman Aggregate Bond Index, our benchmark index.

     Western Asset Management Company ("Western") began management of the Bond Portfolio as a sub-adviser on January 29, 2001. Prior to January 29, 2001, another investment adviser managed the Bond Portfolio. Western invests primarily in a diversified portfolio of fixed income securities. Western uses active fixed income management, focusing on sector allocation, issue selection, duration, and term structure.

     Since Western took over management of the Portfolio, it has exceeded the return of its benchmark, with a total return of 7.63% vs. the benchmark's return of 7.49%. Western's long duration exposure had a substantially positive impact on performance as short- and intermediate-term yields declined during the year, but this was largely offset by yield curve strategies which were on balance structured to benefit from a flatter yield curve. Credit spreads were volatile during the year, but little changed on balance, as aggressive Fed easing helped offset the negative effects of a U.S. recession. As a result, Western's overweighting to credit sectors, and particularly their exposure to issues at the lower end of the quality scale and to the high-yield and emerging market sectors, was generally rewarded as generous spreads over Treasuries led to strong relative returns. An overweight to mortgage-backed securities also contributed to returns as option-adjusted spreads narrowed. Moderate exposure to U.S. Treasury Inflation Protected Securities (TIPS), with an emphasis on the long end of the real yield curve, had a positive impact on returns as real yields fell and inflation was moderate.

     The largest holdings of the Portfolio include:

SECTOR                                                         %
- ------                                                        ----
Agency Obligations                                            47.4%
Corporate bonds                                               29.3%
U.S. Treasury Securities                                      19.4%
Asset Backed Securities                                       17.9%
Foreign bonds                                                  4.3%

     We begin 2002 with emerging signs of a U.S. recovery and the possibility that nominal rates have hit their trough for this economic cycle. The key to the direction of interest rates is the strength of the U.S. economy. We look forward to how the year progresses and to your continued support.

Sarah C. Lange, CFA
President

[MARKET STREET FUND BOND PORTFOLIO GRAPH]

                                                                            FUND                           LEHMAN AGG+
                                                                            ----                           -----------
Start*                                                                    10000.00                           10000.00
85                                                                        10227.00                           10187.00
86                                                                        11866.00                           11742.00
87                                                                        11585.00                           12066.00
88                                                                        12085.00                           13018.00
89                                                                        13636.00                           14909.00
90                                                                        14686.00                           16245.00
91                                                                        16731.00                           18844.00
92                                                                        17728.00                           20239.00
93                                                                        19557.00                           22564.00
94                                                                        18458.00                           21892.00
95                                                                        22232.00                           25941.00
96                                                                        22868.00                           26883.00
97                                                                        25041.00                           29477.00
98                                                                        27098.00                           32039.00
99                                                                        26201.00                           31776.00
00                                                                        28712.00                           35472.00
01                                                                        30836.00                           38466.00

                                 AVERAGE ANNUAL TOTAL RETURN
        1 YEAR                  5 YEAR                 10 YEAR             SINCE INCEPTION*
        7.40%                   6.16%                   6.30%                   7.26%

Past performance is not predictive of future performance.

+ The Lehman Aggregate Bond Index is, an unmanaged index of bonds reflecting average prices in the bond market.

* Inception date was December 12, 1985.

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Statement of Net Assets, December 31, 2001

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
- -------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 11.2%
  U.S. Treasury Bonds, 5.00%................................    08/15/2011   $3,340,000    $  3,331,650
  U.S. Treasury Bonds, 6.00%................................    02/15/2026      700,000         721,437
  U.S. Treasury Bonds, 6.75%................................    08/15/2026      400,000         451,594
  U.S. Treasury Bonds, 5.25%................................    11/15/2028      685,000         641,599
  U.S. Treasury Bonds, 5.25%................................    02/15/2029      560,000         525,766
  U.S. Treasury Bonds, 6.13%................................    08/15/2029       90,000          95,520
  U.S. Treasury Bonds, 5.38%................................    02/15/2031      190,000         187,328
                                                                                           ------------
    TOTAL U.S. TREASURY BONDS (COST $6,004,468).............                                  5,954,894
                                                                                           ------------
U.S. TREASURY INFLATION-INDEXED BOND -- 6.9%
  U.S. Treasury Bonds, 3.88%................................    04/15/2029    3,180,000       3,664,987
                                                                                           ------------
    TOTAL U.S. TREASURY INFLATION-INDEXED BOND (COST
      $3,719,870)...........................................                                  3,664,987
                                                                                           ------------
U.S. TREASURY NOTES -- 0.5%
  U.S. Treasury Notes, 4.75%................................    11/15/2008      280,000         278,906
                                                                                           ------------
    TOTAL U.S. TREASURY NOTES (COST $284,380)...............                                    278,906
                                                                                           ------------
U.S. TREASURY STRIP NOTES -- 0.8%
  U.S. Treasury Strip Notes, 6.25%..........................    11/15/2021      870,000         266,661
  U.S. Treasury Strip Notes, 5.61%..........................    11/15/2027      710,000         157,335
                                                                                           ------------
    TOTAL U.S. TREASURY STRIP NOTES (COST $432,172).........                                    423,996
                                                                                           ------------
AGENCY OBLIGATIONS -- 47.4%
  Federal Home Loan Mortgage Corp., 5.00%...................    01/15/2004    1,500,000       1,547,928
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/2008      123,788         129,087
  Federal Home Loan Mortgage Corp., 5.88%...................    03/21/2011      607,000         603,129
  Federal Home Loan Mortgage Corp., 2.25%...................    03/25/2015      115,026         115,016
  Federal Home Loan Mortgage Corp., 7.00%...................    01/01/2017      400,000         413,625
  Federal Home Loan Mortgage Corp., 8.00%...................    03/01/2017        9,996          10,539
  Federal Home Loan Mortgage Corp., 6.50%...................    06/01/2031      200,000         200,500
  Federal Home Loan Mortgage Corp., 6.50%...................    05/01/2031      999,999       1,002,499
  Federal Home Loan Mortgage Corp., 6.50%...................    11/01/2031      999,999       1,002,499
  Federal Home Loan Mortgage Corp., 6.75%...................    03/15/2031    1,100,000       1,169,506
  Federal Home Loan Mortgage Corp., 6.50%...................    01/01/2032    1,660,000       1,653,260
  Federal National Mortgage Association, 6.25%..............    02/01/2011      160,000         162,742
  Federal National Mortgage Association, 6.00%..............    05/15/2011    1,500,000       1,524,170
  Federal National Mortgage Association, 5.38%..............    11/15/2011       40,000          38,785
  Federal National Mortgage Association, 10.50%.............    11/01/2017      161,344         183,630
  Federal National Mortgage Association, 8.00%..............    03/01/2022      270,070         286,865
  Federal National Mortgage Association, 8.00%..............    06/01/2023      483,113         512,402
  Federal National Mortgage Association, 7.50%..............    03/01/2026      233,645         245,327
  Federal National Mortgage Association, 8.50%..............    04/01/2028      570,511         615,261
  Federal National Mortgage Association, 4.49%..............    08/25/2028      412,818         411,534
  Federal National Mortgage Association, 7.00%..............    09/01/2028      586,990         600,931

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
- -------------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS (CONTINUED)
  Federal National Mortgage Association, 7.00%..............    11/01/2028   $  231,980    $    237,127
  Government National Mortgage Association, 7.00%...........    04/15/2009      268,364         281,866
  Government National Mortgage Association, 7.50%...........    06/15/2023      765,892         800,836
  Government National Mortgage Association, 7.50%...........    09/15/2023      847,028         885,673
  Government National Mortgage Association, 7.50%...........    11/15/2030      272,873         282,423
  Government National Mortgage Association, 6.50%...........    01/01/2032    7,500,000       7,521,094
  Government National Mortgage Association, 7.00%...........    01/01/2032    2,800,000       2,848,132
                                                                                           ------------
    TOTAL AGENCY OBLIGATIONS (COST $25,095,805).............                                 25,286,386
                                                                                           ------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 1.2%
  Credit-Based Asset Servicing and Securitization, 8.00%....    11/25/2033    1,800,000          97,346
  Lehman UBS Commercial Mortgage Trust......................    06/15/2036      798,098          49,001
  Oakwood Mortgage Investors, 2.23%.........................    01/15/2002      495,051         494,898
                                                                                           ------------
    TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST
      $641,087).............................................                                    641,245
                                                                                           ------------
ASSET BACKED SECURITIES -- 17.9%
  Associates Manufacturing Housing Contract, 6.48%..........    03/15/2028       65,045          65,323
  Bae Systems Asset Trust, 6.66%............................    09/15/2013      210,803         217,331
  Bayview Financial Asset Trust, 2.31%......................    11/25/2031      789,310         789,264
  Chase Funding Loan Acquisition Trust, 2.34%...............    01/25/2002      377,406         377,519
  Conoco Funding Co., 6.35%.................................    10/15/2011       50,000          50,438
  Conseco Finance, 2.45%....................................    01/02/2002      611,013         610,718
  Conseco Finance, 2.04%....................................    01/15/2002      340,728         340,611
  Countrywide Asset-Backed Certificates, 2.34%..............    01/25/2002      442,550         441,201
  Countrywide Asset-Backed Certificates, 2.36%..............    01/25/2002      442,711         439,529
  Credit-Based Asset Servicing and Securitization, 2.15%....    07/25/2014      392,648         392,695
  CS First Boston Mortgage Securities Corp., 2.47%..........    01/15/2002      370,000         369,966
  Hanareum International, 3.66%.............................    03/14/2002      388,621         388,088
  Holmes Financing Plc, 4.01%...............................    01/15/2002      460,000         459,987
  Home Loan Trust, 4.93%....................................    01/25/2012      453,577         457,048
  HomeQ Asset Backed Certificates, 5.27%....................    03/15/2013      408,338         413,074
  Lehman ABS Manufacturing Contract, 4.35%..................    05/15/2014      500,000         491,638
  Lehman ABS Manufacturing Contract, 6.47%..................    08/15/2028      500,000         473,701
  Long Beach Asset Holdings Corp., 2.36%....................    01/28/2002      164,862         164,543
  Medallion Trust, 3.35%....................................    03/18/2002      458,775         458,840
  Metris Master Trust, 2.33%................................    01/22/2002      460,000         460,016
  Residential Asset Securities Corp., 2.22%.................    01/25/2002      416,936         416,716
  Residential Asset Securities Corp., 2.34%.................    01/25/2002      419,259         418,868
  Salomon Brothers Mortgage Securities, 2.34%...............    01/25/2002       46,908          46,720
  Security National Mortgage, 3.60%.........................    07/25/2010      370,000         369,427

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
- -------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (CONTINUED)
  Student Loan Marketing Association, 3.61%.................    01/25/2002   $  243,318    $    243,702
  Torrens Trust, 2.34%......................................    01/15/2002      207,969         208,102
                                                                                           ------------
    TOTAL ASSET BACKED SECURITIES (COST $9,594,181).........                                  9,565,065
                                                                                           ------------
CORPORATE BONDS -- 29.3%
Aerospace & Defense -- 0.7%
  Lear Corp., 7.96%.........................................    05/15/2005       30,000          30,424
  Lockheed Martin, 8.50%....................................    12/01/2029      300,000         358,159
                                                                                           ------------
                                                                                                388,583
                                                                                           ------------
Automobiles -- 0.2%
  Ford Motor Co., 8.90%.....................................    01/15/2032      120,000         128,981
                                                                                           ------------
Automotive & Equipment -- 0.5%
  American Axle & Manufacturing Holdings, Inc., 9.75%.......    03/01/2009        3,000           3,097
  TRW, Inc., 7.13%..........................................    06/01/2009      250,000         246,662
                                                                                           ------------
                                                                                                249,759
                                                                                           ------------
Banks -- 1.6%
  Bank of America Corp., 7.13%..............................    09/15/2006      200,000         215,447
  Bank of America Corp., 7.40%..............................    01/15/2011      100,000         107,222
  First Union National Bank, 7.80%..........................    08/18/2010      500,000         548,946
                                                                                           ------------
                                                                                                871,615
                                                                                           ------------
Beverages -- 1.3%
  Anheuser-Busch Cos., Inc., 7.50%..........................    03/15/2012      300,000         336,542
  Constellation Brands, Inc., 8.00%.........................    02/15/2008       26,000          26,260
  Pepsi Bottling Group, Inc., Class B, 7.00%................    03/01/2029      300,000         316,099
                                                                                           ------------
                                                                                                678,901
                                                                                           ------------
Broadcasting & Publishing -- 0.1%
  Chancellor Media Corp., 8.00%.............................    11/01/2008       12,000          12,480
  Clear Channel Communications, 8.13%.......................    12/15/2007       41,000          42,435
                                                                                           ------------
                                                                                                 54,915
                                                                                           ------------
Building & Building Services -- 0.4%
  American Standard, Inc., 7.38%............................    04/15/2005       40,000          40,400
  Nortek, Inc., 8.88%.......................................    08/01/2008       55,000          55,137
  Nortek, Inc., 9.25%.......................................    03/15/2007       10,000          10,200
  Ryland Group, Inc., 8.00%.................................    08/15/2006       19,000          19,095
  Ryland Group, Inc., 8.25%.................................    04/01/2008       10,000           9,775
  Pulte Homes, Inc., 7.88%..................................    08/01/2011       28,000          27,751
  Schuler Homes, 144A, 9.38%................................    07/15/2009       20,000          20,700

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
- -------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Building & Building Services (Continued)
  Schuler Homes, 9.38%......................................    07/15/2009   $   20,000    $     20,700
                                                                                           ------------
                                                                                                203,758
                                                                                           ------------
Chemicals -- 0.0%
  Lyondell Chemical Co., 9.63%..............................    05/01/2007       17,000          17,170
  Lyondell Chemical Co., 9.50%..............................    12/15/2008        5,000           4,950
                                                                                           ------------
                                                                                                 22,120
                                                                                           ------------
Communications -- 5.5%
  Adelphia Communications, 10.88%...........................    10/01/2010       25,000          25,531
  American Tower Corp., 9.38%...............................    02/01/2009       17,000          13,685
  AT&T Corp., 8.00%.........................................    11/15/2031      270,000         282,573
  Bell Atlantic Financial, 5.75%............................    04/01/2003      530,000         537,759
  Bell Atlantic Financial, 4.25%............................    09/15/2005      500,000         500,540
  British Telephone Plc, 8.38%..............................    12/15/2010      200,000         221,381
  Charter Communications Holding, 8.63%.....................    04/01/2009       88,000          84,700
  Crown Castle International Ltd., 9.38%....................    08/01/2011       25,000          22,937
  CSC Holding, Inc., 8.13%..................................    07/15/2009       42,000          43,167
  CSC Holding, Inc., 7.63%..................................    04/01/2011       50,000          50,069
  Emmis Communications Corp., 8.13%.........................    03/15/2009        8,000           7,660
  Fox Sports Networks, 8.88%................................    08/15/2007       12,000          12,420
  France Telecom, 7.75%.....................................    03/01/2011      100,000         107,111
  Insight Communications, 0.0%..............................    02/15/2011       30,000          17,700
  Mediacom, 9.50%...........................................    01/15/2013       30,000          31,125
  Nextel Communications, Inc., 9.38%........................    11/15/2009       71,000          56,090
  Qwest Capital Funding, Inc., 2.95%........................    01/08/2002      230,000         230,223
  Qwest Corp., 7.63%........................................    06/09/2003      200,000         204,499
  WorldCom, Inc., 6.40%.....................................    08/15/2005      200,000         202,089
  WorldCom, Inc., 7.50%.....................................    05/15/2011      100,000         102,867
  WorldCom, Inc., 8.25%.....................................    05/15/2031      170,000         179,699
                                                                                           ------------
                                                                                              2,933,825
                                                                                           ------------
Computers -- 2.0%
  Echostar DBS Corp., 9.13%.................................    01/15/2009       10,000          10,025
  Echostar DBS Corp., 9.38%.................................    02/01/2009       62,000          63,860
  Electronic Data Systems, 6.85%............................    10/15/2004      400,000         429,092
  Sun Microsystems, Inc., 7.00%.............................    08/15/2002      500,000         508,764
  Unisys Corp., 7.25%.......................................    01/15/2005       31,000          30,303
                                                                                           ------------
                                                                                              1,042,044
                                                                                           ------------
Drugs & Health Care -- 0.0%
  Icn Pharmaceuticals, Inc., 8.75%..........................    11/15/2008       16,000          17,920
                                                                                           ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
- -------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Electronics -- 0.2%
  AES Corp., 10.25%.........................................    07/15/2006   $   36,000    $     31,680
  AES Corp., 9.50%..........................................    06/01/2009       10,000           9,100
  AES Corp., 9.38%..........................................    09/15/2010       24,000          21,600
  Flextronics International Ltd., 9.88%.....................    07/01/2010       24,000          25,200
                                                                                           ------------
                                                                                                 87,580
                                                                                           ------------
Energy -- 1.7%
  CMS Energy Corp., 9.88%...................................    10/15/2007       30,000          31,824
  CMS Energy Corp., 8.50%...................................    04/15/2011       60,000          59,941
  Emerson Electric Co., 7.88%...............................    06/01/2005      500,000         547,446
  Mirant Americas, 9.13%....................................    05/01/2031      300,000         258,291
                                                                                           ------------
                                                                                                897,502
                                                                                           ------------
Entertainment -- 0.2%
  Harrahs Operating Co., Inc., 7.88%........................    12/15/2005       50,000          51,875
  Mohegan Tribal Gaming, 8.13%..............................    01/01/2006       10,000          10,275
  Mohegan Tribal Gaming, 8.75%..............................    01/01/2009       11,000          11,385
  Park Place Entertainment, 9.38%...........................    02/15/2007       40,000          41,800
  Six Flags, Inc., 9.50%....................................    02/01/2009       13,000          13,081
                                                                                           ------------
                                                                                                128,416
                                                                                           ------------
Fertilizer -- 0.0%
  IMC Fertilizer Group, Inc., 10.88%........................    06/01/2008        9,000           9,585
                                                                                           ------------
Finance -- 7.8%
  Anadarko Finance Co., 7.50%...............................    05/01/2031      200,000         208,433
  Citigroup, Inc., 6.50%....................................    01/18/2011      500,000         514,387
  Conseco Finance Securitizations Corp., 6.99%..............    07/01/2032      600,000         586,205
  Dryden Investor Trust, 7.16%..............................    07/23/2008      117,565         119,045
  Ford Motor Credit Corp., 7.38%............................    02/01/2011      360,000         353,828
  General Motors Acceptance Corp., 6.95%....................    09/15/2033      800,000         837,415
  Goldman Sachs, 7.80%......................................    01/28/2010      500,000         539,904
  Household Finance Corp., 6.50%............................    11/15/2008      110,000         109,833
  Lehman Brothers, 2.33%....................................    01/14/2002      459,703         458,528
  PDVSA Finance, 8.50%......................................    11/16/2012      110,000         100,100
  Wells Fargo Bank N.A., 6.45%..............................    02/01/2011      300,000         306,316
                                                                                           ------------
                                                                                              4,133,994
                                                                                           ------------
Food & Food Distributors -- 0.2%
  RJR Nabisco, Inc., 7.55%..................................    06/15/2015      100,000         108,965
  Smithfield Foods, 8.00%...................................    10/15/2009       12,000          12,360
                                                                                           ------------
                                                                                                121,325
                                                                                           ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
- -------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Forestry -- 0.2%
  Tembec Industries, Inc., 8.50%............................    02/01/2011   $  100,000    $    103,500
                                                                                           ------------
Hotels -- 0.0%
  Extended Stay America, 9.88%..............................    06/15/2011       10,000          10,325
                                                                                           ------------
Machinery & Heavy Equipment -- 0.0%
  Agco Corp., 9.50%.........................................    05/01/2008       13,000          13,585
                                                                                           ------------
Manufacturing -- 0.2%
  AK Steel Corp., 7.88%.....................................    02/15/2009       50,000          49,000
  Terex Corp., 10.38%.......................................    04/01/2011       50,000          52,000
                                                                                           ------------
                                                                                                101,000
                                                                                           ------------
Medical & Medical Services -- 1.2%
  Bristol Myers Squibb, 5.75%...............................    10/01/2011      260,000         257,550
  HealthSouth Corp., 8.50%..................................    02/01/2008       30,000          31,200
  HealthSouth Corp., 10.75%.................................    10/01/2008       77,000          84,700
  HCA - The Healthcare Co., 6.91%...........................    06/15/2005       10,000          10,287
  HCA - The Healthcare Co., 7.13%...........................    06/01/2006       20,000          20,075
  HCA - The Healthcare Co., 7.25%...........................    05/20/2008       28,000          28,588
  HCA - The Healthcare Co., 8.75%...........................    09/01/2010       27,000          29,160
  Manor Care, Inc., 8.00%...................................    03/01/2008       28,000          28,980
  Omnicare, Inc., 8.13%.....................................    03/15/2011       38,000          39,330
  Tenet Healthcare Corp., 8.13%.............................    12/01/2008       71,000          74,905
                                                                                           ------------
                                                                                                604,775
                                                                                           ------------
Metals & Mining -- 0.1%
  P&L Coal Holdings Corp., 8.88%............................    05/15/2008       35,000          37,275
                                                                                           ------------
Office Equipment & Supplies -- 0.1%
  Xerox Capital, 5.75%......................................    05/15/2002       37,000          36,425
  Xerox Capital, 5.88%......................................    05/15/2004        2,000           1,784
                                                                                           ------------
                                                                                                 38,209
                                                                                           ------------
Oil & Gas -- 1.0%
  Burlington Resources, 6.50%...............................    12/01/2011       50,000          48,770
  El Paso Corp., 0.0%.......................................    02/28/2021      180,000          73,125
  El Paso Corp., 7.80%......................................    08/01/2031       90,000          90,825
  Ocean Energy, Inc., 8.88%.................................    07/15/2007       20,000          20,900
  Ocean Energy, Inc., 8.38%.................................    07/01/2008       10,000          10,450
  Phillips Petroleum Co., 8.75%.............................    05/25/2010      200,000         232,788
  Pioneer National Resources, 8.25%.........................    08/15/2007       10,000          10,425
  Triton Energy Oil, 8.88%..................................    10/01/2007        3,000           3,330

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Statement of Net Assets, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
- -------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Oil & Gas (Continued)
  Vintage Petroleum, 9.00%..................................    12/15/2005   $   18,000    $     18,450
  Vintage Petroleum, 7.88%..................................    05/15/2011       20,000          19,600
                                                                                           ------------
                                                                                                528,663
                                                                                           ------------
Paper & Forest Products -- 0.0%
  Norske Skog, 8.63%........................................    06/15/2011       23,000          23,863
                                                                                           ------------
Railroads -- 1.6%
  Kansas City Southern Railways, 9.50%......................    10/01/2008        8,000           8,720
  Union Pacific Corp., 6.70%................................    12/01/2006      500,000         523,205
  Union Pacific Corp., 7.13%................................    02/01/2028      300,000         305,003
                                                                                           ------------
                                                                                                836,928
                                                                                           ------------
Real Estate -- 0.0%
  HMH Properties, Inc., 8.45%...............................    12/01/2008        6,000           5,700
                                                                                           ------------
Retail Merchandising -- 0.4%
  Wal-Mart, 7.55%...........................................    02/15/2030      200,000         229,557
                                                                                           ------------
Tobacco -- 0.8%
  Philip Morris Co., Inc., 7.75%............................    01/15/2027      415,000         430,267
                                                                                           ------------
Transportation -- 0.0%
  Teekay Shipping Corp., 144A, 8.88%........................    07/15/2011       18,000          18,450
  Teekay Shipping Corp., 8.88%..............................    07/15/2011       10,000          10,250
                                                                                           ------------
                                                                                                 28,700
                                                                                           ------------
Utilities -- 0.6%
  Calpine Corp., 8.50%......................................    02/15/2011       22,000          20,019
  FirstEnergy Corp., 6.45%..................................    11/15/2011       70,000          68,296
  FirstEnergy Corp., 7.38%..................................    11/15/2031       60,000          58,577
  Public Service New Hampshire Funding, 6.48%...............    05/01/2015      180,000         184,449
                                                                                           ------------
                                                                                                331,341
                                                                                           ------------
Waste Management -- 0.7%
  Allied Waste North America, 8.88%.........................    04/01/2008      100,000         103,000
  Waste Management, 7.38%...................................    08/01/2010      240,000         245,403
                                                                                           ------------
                                                                                                348,403
                                                                                           ------------
    TOTAL CORPORATE BONDS (COST $15,313,951)................                                 15,642,914
                                                                                           ------------
FOREIGN BONDS -- 4.3%
  Bulgaria Euro Bond, 4.56%.................................    01/30/2002       49,500          43,313
  Republic of Brazil, 8.00%.................................    04/15/2014      634,176         488,316
  Republic of Brazil, 11.00%................................    08/17/2040      135,000         103,950
  Republic of Bulgaria, 4.54%...............................    07/28/2012      110,000          99,275
  Republic of Columbia, 11.75%..............................    02/25/2020      110,000         109,450

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
- -------------------------------------------------------------------------------------------------------
FOREIGN BONDS (CONTINUED)
  Republic of Panama, 4.63%.................................    07/17/2016   $   85,908    $     70,660
  Republic of Panama, 10.75%................................    05/15/2020      125,000         133,125
  Republic of Peru, 4.50%...................................    03/07/2017      160,000         123,200
  Republic of Philippines, 9.88%............................    01/15/2019       90,000          85,613
  Republic of Philippines, 9.50%............................    10/21/2024       50,000          52,000
  United Mexican States, 8.38%..............................    01/14/2011      250,000         259,375
  United Mexican States, 11.50%.............................    05/15/2026      595,000         758,030
                                                                                           ------------
    TOTAL FOREIGN BONDS (COST $2,246,397)...................                                  2,326,307
                                                                                           ------------
COMMERCIAL PAPER -- 0.6%
  AT&T Capital Corp., 3.33%.................................    02/06/2002      300,000         297,770
                                                                                           ------------
    TOTAL COMMERCIAL PAPER (COST $300,000)..................                                    297,770
                                                                                           ------------

                                                                  SHARES
                                                                ----------
SHORT TERM INVESTMENTS -- 6.1%
  BlackRock Provident Institutional Funds -- TempCash.......     1,629,025       1,629,025
  BlackRock Provident Institutional Funds -- TempFund.......     1,629,025       1,629,025
                                                                              ------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,258,050)..........                     3,258,050
                                                                              ------------
    TOTAL INVESTMENTS -- 126.2% (COST $66,890,361)..........                    67,340,520
LIABILITIES IN EXCESS OF OTHER ASSETS -- (26.2)%
  Receivables for Securities Sold...........................                     4,864,773
  Other Assets..............................................                       922,839
  Payable for Securities Purchased..........................                   (19,735,311)
  Other Liabilities.........................................                       (33,514)
                                                                              ------------
                                                                               (13,981,213)
                                                                              ------------
NET ASSETS -- 100.0%
  (Equivalent to $10.99 per share based on 4,854,547 shares
    of capital stock outstanding)...........................                  $ 53,359,307
                                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($53,359,307/4,854,547 shares outstanding)................                  $      10.99
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Money Market Portfolio

Statement of Net Assets, December 31, 2001

--------------------------------------------------------------------------------

                                                                 MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE          PAR           VALUE
- --------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 92.0%
Capital Goods -- 9.9%
  Construction and Farm Equipment -- 5.0%
    Deere (John) Capital Corp., 1.72%.......................    01/11/2002    $7,000,000    $  6,996,656
                                                                                            ------------
  Industrial Conglomerates -- 4.9%
    General Electric Capital Corp., 1.95%...................    01/28/2002     7,000,000       6,989,762
                                                                                            ------------
Consumer Durables -- 4.6%
  Automobile and Vehicle Manufacturers -- 4.6%
    American Honda Finance Corp., 1.78%.....................    01/31/2002     6,500,000       6,490,358
                                                                                            ------------
Consumer Non-Durables -- 9.6%
  Beverages -- 4.9%
    Coca-Cola Enterprises, 2.00%............................    01/29/2002     7,000,000       6,989,111
                                                                                            ------------
  Pharmaceuticals -- 4.7%
    Pfizer, Inc., 2.00%.....................................    01/24/2002     6,607,000       6,598,558
                                                                                            ------------
Energy -- 1.5%
  Integrated Oil -- 1.5%
    ChevronTexaco Corp., 2.04%..............................    01/09/2002     2,050,000       2,049,071
                                                                                            ------------
Finance -- 40.0%
  Banks -- 14.9%
    Citigroup, Inc., 1.87%..................................    01/02/2002     6,800,000       6,799,647
    UBS Securities Funding, Inc., 1.73%.....................    02/28/2002     7,000,000       6,980,489
    Wells Fargo Financial, Inc., 2.05%......................    01/18/2002     7,300,000       7,292,933
                                                                                            ------------
                                                                                              21,073,069
                                                                                            ------------
  Consumer Finance -- 15.3%
    American Express Credit Corp., 2.02%....................    01/15/2002     7,000,000       6,994,501
    Goldman Sachs Group, Inc., 2.06%........................    01/03/2002     7,700,000       7,699,119
    Household Finance Corp., 1.93%..........................    01/22/2002     2,000,000       1,997,748
    Household Finance Corp., 1.95%..........................    01/22/2002     5,000,000       4,994,312
                                                                                            ------------
                                                                                              21,685,680
                                                                                            ------------
  Diversified Finance -- 4.9%
    Tyco Capital, 1.75%.....................................    01/16/2002     7,000,000       6,994,896
                                                                                            ------------
  Investment Broker/Asset Management -- 4.9%
    J.P. Morgan Chase & Co., 1.75%..........................    02/15/2002     7,000,000       6,984,688
                                                                                            ------------
Technology -- 4.8%
  Computer Equipment -- 4.8%
    IBM Corp., 1.90%........................................    01/11/2002     6,800,000       6,796,411
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund
Money Market Portfolio

Statement of Net Assets, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

                                                                 MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE          PAR           VALUE
- --------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Transportation -- 4.2%
  Trucking -- 4.2%
    United Parcel Service, 1.74%............................    01/07/2002    $6,000,000    $  5,998,260
                                                                                            ------------
Utilities -- 17.4%
  Multi Utilities -- 4.7%
    Duke Power Co., 2.00%...................................    01/25/2002     6,600,000       6,591,200
                                                                                            ------------
  Electric Utilities -- 12.7%
    FPL Capital Group, 2.00%................................    02/19/2002     6,500,000       6,482,306
    Southern Co., 2.07%.....................................    01/25/2002     4,450,000       4,443,859
    Tampa Electric Co., 1.78%...............................    02/12/2002     7,000,000       6,985,463
                                                                                            ------------
                                                                                              17,911,628
                                                                                            ------------
      TOTAL COMMERCIAL PAPER (COST $130,149,348)............                                 130,149,348
                                                                                            ------------

                                                               SHARES
                                                              ---------
SHORT TERM INVESTMENTS -- 8.2%
Finance -- 8.2%
  Investment Broker/Asset Management -- 8.2%
    BlackRock Provident Institutional Funds -- TempCash.....  5,792,416       5,792,416
    BlackRock Provident Institutional Funds -- TempFund.....  5,792,417       5,792,417
                                                                           ------------
      TOTAL SHORT TERM INVESTMENTS (COST $11,584,833).......                 11,584,833
                                                                           ------------
      TOTAL INVESTMENTS -- 100.2% (COST $141,734,181).......                141,734,181
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%).............                   (241,559)
                                                                           ------------
NET ASSETS -- 100.0%
  (Equivalent to $1.00 per share based on 141,492,695 shares
    of capital stock outstanding)...........................               $141,492,622
                                                                           ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($141,492,622/141,492,695 shares outstanding).............               $       1.00
                                                                           ============

See accompanying notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund

Statement of Operations for the Year Ended December 31, 2001

--------------------------------------------------------------------------------

                                                                ALL PRO         ALL PRO         ALL PRO
                                                                 BROAD         LARGE CAP       LARGE CAP
                                                                 EQUITY          GROWTH          VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
- ---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $  3,123,152    $    251,507    $   680,853
  Interest..................................................       518,692          68,945         45,694
    Less: foreign taxes withheld............................        (3,868)           (614)          (544)
                                                              ------------    ------------    -----------
    Total Investment Income.................................     3,637,976         319,838        726,003
                                                              ------------    ------------    -----------
EXPENSES:
  Investment advisory fee...................................     1,551,862         279,148        230,445
  Administration fee........................................       395,275          71,897         60,159
  Trustees' fee.............................................        21,622           2,436          1,721
  Transfer agent fee........................................         5,209           3,089          3,002
  Custodian fee.............................................        48,089          30,042         23,121
  Legal fees................................................       102,466          18,062         14,504
  Audit fees................................................        16,226           2,785          2,171
  Printing..................................................        33,659           6,454          4,882
  Insurance.................................................         5,720           1,152            708
  Miscellaneous.............................................         1,639           1,258          2,127
                                                              ------------    ------------    -----------
    Total expenses..........................................     2,181,767         416,323        342,840
  Less: expenses waived by Advisor and/or reimbursed by
    affiliated insurance company............................      (269,760)        (56,487)       (46,253)
                                                              ------------    ------------    -----------
    Net expenses............................................     1,912,007         359,836        296,587
                                                              ------------    ------------    -----------
    Net investment income (loss)............................     1,725,969         (39,998)       429,416
                                                              ------------    ------------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments.............................................    20,128,948      (9,114,909)       565,599
    Foreign Currency related transactions...................            --              --             --
                                                              ------------    ------------    -----------
                                                                20,128,948      (9,114,909)       565,599
                                                              ------------    ------------    -----------
  Net change in unrealized appreciation (depreciation) from:
    Investments.............................................   (54,906,833)     (1,091,307)    (1,071,220)
    Foreign currency related transactions...................            --              --             --
                                                              ------------    ------------    -----------
                                                               (54,906,833)     (1,091,307)    (1,071,220)
                                                              ------------    ------------    -----------
    Net gain (loss) on investments and foreign currency
      transactions..........................................   (34,777,885)    (10,206,216)      (505,621)
                                                              ------------    ------------    -----------
    Net increase (decrease) in net assets resulting from
      operations............................................  $(33,051,916)   $(10,246,214)   $   (76,205)
                                                              ============    ============    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund

Statement of Operations for the Year Ended December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

       ALL PRO       ALL PRO        EQUITY
      SMALL CAP     SMALL CAP        500                          MID CAP                                  MONEY
        GROWTH        VALUE         INDEX       INTERNATIONAL     GROWTH       BALANCED        BOND        MARKET
      PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
- -------------------------------------------------------------------------------------------------------------------
     $     89,683   $  422,957   $  4,370,860   $  1,873,672    $   230,635   $   265,813   $       --   $       --
          151,724       70,003        117,265         77,585        272,730     2,224,646    2,758,965    5,162,437
             (267)      (1,364)       (19,933)      (238,117)        (1,047)       (1,489)          --           --
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
          241,140      491,596      4,468,192      1,713,140        502,318     2,488,970    2,758,965    5,162,437
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
          480,989      284,322        802,180        539,651        666,433       368,003      181,110      327,322
           96,438       58,126        604,363        130,097        168,075       123,563       83,441      239,865
            3,043        1,059         13,305          5,952          5,047         5,336        2,757        8,220
            3,250        2,983          6,569          3,468          3,710         3,424        3,151        4,141
           35,776       25,457         46,190         44,878         29,747        12,338       11,967       16,553
           25,506       13,430        158,452         32,995         39,265        30,856       20,261       59,262
            3,909        1,966         25,088          5,178          5,994         4,788        2,410        8,987
            9,864        4,917         67,392         10,302         13,290         9,864        6,744       19,791
            1,476          542          9,930          1,947          2,459         1,783          981        2,576
            1,315        1,157         24,323            839          1,115         1,169        3,010        1,068
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
          661,566      393,959      1,757,792        775,307        935,135       561,124      315,832      687,785
          (72,405)     (46,491)      (821,915)            --        (85,650)         (630)      (9,739)     (37,905)
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
          589,161      347,468        935,877        775,307        849,485       560,494      306,093      649,880
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
         (348,021)     144,128      3,532,315        937,833       (347,167)    1,928,476    2,452,872    4,512,557
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
      (14,987,766)   2,543,480     (7,815,726)    (1,330,132)       318,700    (2,397,367)     979,941           (7)
               --           --             --       (191,308)            --            --           --           --
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
      (14,987,766)   2,543,480     (7,815,726)    (1,521,440)       318,700    (2,397,367)     979,941           (7)
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
        5,631,136    1,396,980    (41,110,640)    (9,015,274)    (3,672,899)   (4,683,288)    (311,871)          --
               --           --             --         (1,771)            --            --           --           --
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
        5,631,136    1,396,980    (41,110,640)    (9,017,045)    (3,672,899)   (4,683,288)    (311,871)          --
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
       (9,356,630)   3,940,460    (48,926,366)   (10,538,485)    (3,354,199)   (7,080,655)     668,070           (7)
     ------------   ----------   ------------   ------------    -----------   -----------   ----------   ----------
     $ (9,704,651)  $4,084,588   $(45,394,051)  $ (9,600,652)   $(3,701,366)  $(5,152,179)  $3,120,942   $4,512,550
     ============   ==========   ============   ============    ===========   ===========   ==========   ==========

--------------------------------------------------------------------------------
Market Street Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED DECEMBER 31, 2001
                                              ALL PRO        ALL PRO        ALL PRO       ALL PRO        ALL PRO        EQUITY
                                               BROAD        LARGE CAP      LARGE CAP     SMALL CAP      SMALL CAP        500
                                               EQUITY         GROWTH         VALUE         GROWTH         VALUE         INDEX
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...........  $  1,725,969   $    (39,998)  $   429,416   $   (348,021)  $   144,128   $  3,532,315
   Net realized gain (loss) on investments
    and foreign currency related
    transactions..........................    20,128,948     (9,114,909)      565,599    (14,987,766)    2,543,480     (7,815,726)
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations.........   (54,906,833)    (1,091,307)   (1,071,220)     5,631,136     1,396,980    (41,110,640)
                                            ------------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease) in net assets
    resulting from operations.............   (33,051,916)   (10,246,214)      (76,205)    (9,704,651)    4,084,588    (45,394,051)
 Distributions:
   From net investment income.............    (3,693,764)       (22,404)     (296,258)            --      (140,374)    (3,469,545)
   From net realized short-term and
    foreign currency gains................    (2,145,542)            --            --             --            --       (672,138)
   From net realized long-term gains......   (20,585,279)            --            --             --            --             --
 Capital share transactions:**
   Net contributions (withdrawals) from
    affiliated life insurance companies...    12,077,251      4,512,013    10,284,531        854,299    13,823,371      8,112,409
                                            ------------   ------------   -----------   ------------   -----------   ------------
    Total increase (decrease) in net
      assets..............................   (47,399,250)    (5,756,605)    9,912,068     (8,850,352)   17,767,585    (41,423,325)
NET ASSETS
 Beginning of period......................   256,659,952     45,407,556    28,629,874     62,119,548    22,152,296    366,338,106
                                            ------------   ------------   -----------   ------------   -----------   ------------
 End of period............................  $209,260,702   $ 39,650,951   $38,541,942   $ 53,269,196   $39,919,881   $324,914,781
                                            ============   ============   ===========   ============   ===========   ============

--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED DECEMBER 31, 2000
                                              ALL PRO        ALL PRO        ALL PRO       ALL PRO        ALL PRO        EQUITY
                                               BROAD        LARGE CAP      LARGE CAP     SMALL CAP      SMALL CAP        500
                                               EQUITY         GROWTH         VALUE         GROWTH         VALUE         INDEX
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO*
- ---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)...........  $  3,693,764   $     22,404   $   296,258   $   (410,913)  $   140,374   $  3,469,545
   Net realized gain (loss) on investments
    and foreign currency related
    transactions..........................    28,129,243        (81,058)   (1,872,285)    (2,933,439)      840,301        395,747
   Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translations.........    (7,547,466)    (9,794,179)    2,181,360    (18,267,744)    2,762,127    (29,154,707)
                                            ------------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease) in net assets
    resulting from operations.............    24,275,541     (9,852,833)      605,333    (21,612,096)    3,742,802    (25,289,415)
 Distributions:
   From net investment income.............    (4,242,412)            --      (223,008)            --       (37,204)            --
   From net realized short-term and
    foreign currency gains................            --       (819,069)           --     (1,190,602)           --             --
   From net realized long-term gains......   (18,946,927)      (636,987)           --       (203,792)           --             --
 Capital share transactions:**
   Net contributions (withdrawals) from
    affiliated life insurance companies...   (46,687,886)(1)   18,755,426   3,928,938     39,925,557     7,146,392    391,627,521
                                            ------------   ------------   -----------   ------------   -----------   ------------
    Total increase (decrease) in net
      assets..............................   (45,601,684)     7,446,537     4,311,263     16,919,067    10,851,990    366,338,106
NET ASSETS
 Beginning of period......................   302,261,636     37,961,019    24,318,611     45,200,481    11,300,306             --
                                            ------------   ------------   -----------   ------------   -----------   ------------
 End of period............................  $256,659,952   $ 45,407,556   $28,629,874   $ 62,119,548   $22,152,296   $366,338,106
                                            ============   ============   ===========   ============   ===========   ============

(1.) Includes redemption of $27,804,811 as a result of redemption-in-kind on November 30, 2000.

 * Commencement of operations was February 7, 2000.

** See note 7 in notes to financial statements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Statements of Changes in Net Assets -- Concluded

--------------------------------------------------------------------------------

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                            MID CAP                                     MONEY
                                                          INTERNATIONAL      GROWTH       BALANCED        BOND          MARKET
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss).........................   $   937,833    $   (347,167)  $ 1,928,476   $ 2,452,872   $  4,512,557
   Net realized gain (loss) on investments and foreign
    currency related transactions.......................    (1,521,440)        318,700    (2,397,367)      979,941             (7)
   Net change in unrealized appreciation (depreciation)
    on investments and foreign currency translations....    (9,017,045)     (3,672,899)   (4,683,288)     (311,871)            --
                                                           -----------    ------------   -----------   -----------   ------------
   Net increase (decrease) in net assets resulting from
    operations..........................................    (9,600,652)     (3,701,366)   (5,152,179)    3,120,942      4,512,550
 Distributions:
   From net investment income...........................      (948,131)       (656,102)   (2,557,702)   (2,443,787)    (4,512,557)
   From net realized short-term and foreign currency
    gains...............................................    (2,102,975)    (13,019,797)           --            --             --
   From net realized long-term gains....................    (4,659,423)    (10,025,062)   (3,620,624)           --             --
 Capital share transactions:**
   Net contributions (withdrawals) from affiliated life
    insurance companies.................................     7,555,975      26,646,924     8,803,397    13,700,285     32,661,817
                                                           -----------    ------------   -----------   -----------   ------------
    Total increase (decrease) in net assets.............    (9,755,206)       (755,403)   (2,527,108)   14,377,440     32,661,810
NET ASSETS
 Beginning of period....................................    78,500,863      98,969,382    71,520,712    38,981,867    108,830,812
                                                           -----------    ------------   -----------   -----------   ------------
 End of period..........................................   $68,745,657    $ 98,213,979   $68,993,604   $53,359,307   $141,492,622
                                                           ===========    ============   ===========   ===========   ============

--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31, 2000
                                                                             MID CAP                                    MONEY
                                                           INTERNATIONAL     GROWTH       BALANCED        BOND          MARKET
                                                             PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
 Operations:
   Net investment income (loss)..........................  $    948,131    $   656,102   $ 2,557,702   $ 2,443,787   $  6,421,823
   Net realized gain (loss) on investments and foreign
    currency related transactions........................     6,787,608     23,365,099     3,620,624    (1,504,908)            --
   Net change in unrealized appreciation (depreciation)
    on investments and foreign currency translations.....   (10,463,432)       937,624      (331,594)    2,499,445             --
                                                           ------------    -----------   -----------   -----------   ------------
   Net increase (decrease) in net assets resulting from
    operations...........................................    (2,727,693)    24,958,825     5,846,732     3,438,324      6,421,823
 Distributions:
   From net investment income............................    (1,001,935)      (325,505)   (2,365,140)   (2,245,406)    (6,421,823)
   From net realized short-term and foreign currency
    gains................................................    (1,244,046)    (1,443,401)           --            --             --
   From net realized long-term gains.....................    (8,909,823)    (3,699,412)   (3,592,195)           --             --
 Capital share transactions:**
   Net contributions (withdrawals) from affiliated life
    insurance companies..................................     3,588,795     16,966,529(2)  (2,354,517)    (393,316)    (8,056,626)
                                                           ------------    -----------   -----------   -----------   ------------
    Total increase (decrease) in net assets..............   (10,294,702)    36,457,036    (2,465,120)      799,602     (8,056,626)
NET ASSETS
 Beginning of period.....................................    88,795,565     62,512,346    73,985,832    38,182,265    116,887,438
                                                           ------------    -----------   -----------   -----------   ------------
 End of period...........................................  $ 78,500,863    $98,969,382   $71,520,712   $38,981,867   $108,830,812
                                                           ============    ===========   ===========   ===========   ============

(2.) Includes redemption of $7,942,354 as a result of redemption-in-kind on November 30, 2000.

** See note 7 in notes to financial statements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                               ALL PRO BROAD EQUITY PORTFOLIO (FORMERLY, GROWTH PORTFOLIO)
- ----------------------------------------------------------------------------------------------------------------------------
                                                              01/01/01    01/01/00    01/01/99    01/01/98    01/01/97
                                                                    TO          TO          TO          TO          TO
                                                              12/31/01    12/31/00    12/31/99    12/31/98    12/31/97
- ---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $19.18      $18.94      $18.82      $19.46      $18.10
                                                               -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       .12         .28         .27         .27         .35
Net realized and unrealized gain (loss) on investments......     (2.38)       1.42         .28        1.97        3.49
                                                               -------     -------     -------     -------     -------
   Total from investment operations.........................     (2.26)       1.70         .55        2.24        3.84
                                                               -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........      (.28)       (.27)       (.06)       (.29)       (.38)
Dividends to shareholders from net capital gains............     (1.70)      (1.19)       (.37)      (2.59)      (2.10)
                                                               -------     -------     -------     -------     -------
   Total Distributions......................................     (1.98)      (1.46)       (.43)      (2.88)      (2.48)
                                                               -------     -------     -------     -------     -------
Net asset value, end of period..............................    $14.94      $19.18      $18.94      $18.82      $19.46
                                                               =======     =======     =======     =======     =======
   Total return.............................................    (12.84)%      9.64%       2.98%      13.70%      24.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   209,261     256,660     302,262     315,299     267,389
Ratios of expenses to average net assets(1) (annualized)....       .87%        .48%        .48%        .46%        .43%
Ratios of net investment income to average net assets
 (annualized)...............................................       .79%       1.32%       1.35%       1.53%       2.01%
Portfolio turnover..........................................       140%         39%         46%         30%        108%
- ----------------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the All Pro Broad Equity Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 were as follows: 1.00%, 0.48%, 0.48%,
     0.47%, and 0.43%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                   ALL PRO LARGE CAP GROWTH PORTFOLIO
- -----------------------------------------------------------------------------------------------------------
                                                              01/01/01   01/01/00   01/01/99   05/04/98(2)
                                                                   TO         TO         TO         TO
                                                              12/31/01   12/31/00   12/31/99   12/31/98
- -----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $11.50     $14.77     $11.77     $10.00
                                                               ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................     (.01)       .01       (.01)       .00
Net realized and unrealized gain (loss) on investments......    (2.48)     (2.70)      3.01       1.77
                                                               ------     ------     ------     ------
   Total from investment operations.........................    (2.49)     (2.69)      3.00       1.77
                                                               ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.01)      (.00)      (.00)      (.00)
Dividends to shareholders from net capital gains............     (.00)      (.58)      (.00)      (.00)
                                                               ------     ------     ------     ------
   Total Distributions......................................     (.01)      (.58)      (.00)      (.00)
                                                               ------     ------     ------     ------
Net asset value, end of period..............................    $9.00     $11.50     $14.77     $11.77
                                                               ======     ======     ======     ======
   Total return.............................................   (21.70)%   (19.00)%    25.52%     17.70%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   39,651     45,408     37,961     14,307
Ratios of expenses to average net assets(1) (annualized)....      .90%       .87%       .89%       .90%
Ratios of net investment income (loss) to average net assets
 (annualized)...............................................     (.10)%      .05%      (.09)%      .04%
Portfolio turnover..........................................      105%       109%        83%        64%
- -----------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the All Pro Large Cap Growth Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000 and 1999, and the period ended December 31, 1998 were as follows: 1.04%, 0.87%, 0.89%, and 0.92% (annualized), respectively.

(2.) Commencement of operations.

(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                    ALL PRO LARGE CAP VALUE PORTFOLIO
- -----------------------------------------------------------------------------------------------------------
                                                              01/01/01   01/01/00   01/01/99   05/04/98(2)
                                                                   TO         TO         TO         TO
                                                              12/31/01   12/31/00   12/31/99   12/31/98
- -------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $10.06      $9.98      $9.90     $10.00
                                                               ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      .11        .10        .09        .07
Net realized and unrealized gain (loss) on investments......     (.19)       .07        .06       (.17)
                                                               ------     ------     ------     ------
   Total from investment operations.........................     (.08)       .17        .15       (.10)
                                                               ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.10)      (.09)      (.07)      (.00)
Dividends to shareholders from net capital gains............     (.00)      (.00)      (.00)      (.00)
                                                               ------     ------     ------     ------
   Total Distributions......................................     (.10)      (.09)      (.07)      (.00)
                                                               ------     ------     ------     ------
Net asset value, end of period..............................    $9.88     $10.06      $9.98      $9.90
                                                               ======     ======     ======     ======
   Total return.............................................    (0.74)%     1.75%      1.49%     (1.00)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   38,542     28,630     24,319     15,616
Ratios of expenses to average net assets(1) (annualized)....      .90%       .92%       .91%       .95%
Ratios of net investment income to average net assets
 (annualized)...............................................     1.30%      1.17%      1.07%      1.31%
Portfolio turnover..........................................       50%        84%        64%        39%
- -----------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the All Pro Large Cap Value Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000 and 1999, and the period ended December 31, 1998 were as follows: 1.04%, 0.92%, 0.91% and 0.97% (annualized), respectively.

(2.) Commencement of operations.

(3. )Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                   ALL PRO SMALL CAP GROWTH PORTFOLIO
- -----------------------------------------------------------------------------------------------------------
                                                              01/01/01   01/01/00   01/01/99   05/04/98(2)
                                                                   TO         TO         TO         TO
                                                              12/31/01   12/31/00   12/31/99   12/31/98
- -------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $14.38     $18.83      $9.80     $10.00
                                                               ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................     (.09)      (.05)      (.04)      (.01)
Net realized and unrealized gain (loss) on investments......    (2.20)     (3.77)      9.07       (.19)
                                                               ------     ------     ------     ------
       Total from investment operations.....................    (2.29)     (3.82)      9.03       (.20)
                                                               ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.00)      (.00)      (.00)      (.00)
Dividends to shareholders from net capital gains............     (.00)      (.63)      (.00)      (.00)
                                                               ------     ------     ------     ------
   Total Distributions......................................     (.00)      (.63)      (.00)      (.00)
                                                               ------     ------     ------     ------
Net asset value, end of period..............................   $12.09     $14.38     $18.83      $9.80
                                                               ======     ======     ======     ======
   Total return.............................................   (15.92)%   (21.15)%    92.14%     (2.00)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   53,269     62,120     45,200      9,685
Ratios of expenses to average net assets(1) (annualized)....     1.10%      1.07%      1.11%      1.24%
Ratios of net investment income (loss) to average net assets
 (annualized)...............................................     (.65)%     (.58)%     (.57)%     (.14)%
Portfolio turnover..........................................      210%       141%       114%        82%
- -----------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the All Pro Small Cap Growth Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000 and 1999, and the period ended December 31, 1998 were as follows: 1.24%, 1.07%, 1.11%, and 1.25% (annualized), respectively.

(2.) Commencement of operations.

(3. )Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                    ALL PRO SMALL CAP VALUE PORTFOLIO
- -----------------------------------------------------------------------------------------------------------
                                                              01/01/01   01/01/00   01/01/99   05/04/98(2)
                                                                   TO         TO         TO         TO
                                                              12/31/01   12/31/00   12/31/99   12/31/98
- -----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $9.12      $7.57      $8.25     $10.00
                                                               ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      .04        .06        .02        .02
Net realized and unrealized gain (loss) on investments......     1.12       1.51       (.68)     (1.77)
                                                               ------     ------     ------     ------
   Total from investment operations.........................     1.16       1.57       (.66)     (1.75)
                                                               ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.06)      (.02)      (.02)      (.00)
Dividends to shareholders from net capital gains............     (.00)      (.00)      (.00)      (.00)
                                                               ------     ------     ------     ------
   Total Distributions......................................     (.06)      (.02)      (.02)      (.00)
                                                               ------     ------     ------     ------
Net asset value, end of period..............................   $10.22      $9.12      $7.57      $8.25
                                                               ======     ======     ======     ======
   Total return.............................................    12.80%     20.88%     (8.05)%   (17.50)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   39,920     22,152     11,300      8,073
Ratios of expenses to average net assets (annualized)(1)....     1.10%      1.14%      1.20%      1.28%
Ratios of net investment income to average net assets
 (annualized)...............................................      .46%       .90%       .39%       .48%
Portfolio turnover..........................................       57%       117%       114%        38%
- -----------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the All Pro Small Cap Value Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000 and 1999, and the period ended December 31, 1998 were as follows: 1.25%, 1.14%, 1.21% and 1.36% (annualized), respectively.

(2.) Commencement of operations.

(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                 EQUITY 500 INDEX
                                                                     PORTFOLIO
- -------------------------------------------------------------------------------------
                                                              01/01/01   02/07/00(2)
                                                                   TO         TO
                                                              12/31/01   12/31/00
- -------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $9.36     $10.00
                                                              -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      .09        .09
Net realized and unrealized gain (loss) on investments......    (1.22)      (.73)
                                                              -------    -------
   Total from investment operations.........................    (1.13)      (.64)
                                                              -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.09)      (.00)
Dividends to shareholders from net capital gains............     (.02)      (.00)
                                                              -------    -------
   Total Distributions......................................     (.11)      (.00)
                                                              -------    -------
Net asset value, end of period..............................    $8.12      $9.36
                                                              =======    =======
   Total return.............................................   (12.24)%    (6.40)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................  324,915    366,338
Ratios of expenses to average net assets (annualized)(1)....      .28%       .28%
Ratios of net investment income to average net assets
 (annualized)...............................................     1.06%       .99%
Portfolio turnover..........................................        6%         5%
- -------------------------------------------------------------------------------------

(1.) Expense ratios for the Equity 500 Index Portfolio before reimbursement of expense by an affiliated insurance company for the year ended December 31, 2001 and the period ended December 31, 2000 were 0.53% and 0.40% (annualized), respectively.

(2.) Commencement of operations.

(3.) Total returns for periods less than one year are not annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                            INTERNATIONAL PORTFOLIO
- ----------------------------------------------------------------------------------------------------------------------
                                                              01/01/01   01/01/00   01/01/99   01/01/98   01/01/97
                                                                 TO         TO         TO         TO         TO
                                                              12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
- ------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $14.14     $16.68     $13.85     $13.61     $13.41
                                                               ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      .12        .17        .19        .15        .11
Net realized and unrealized gain (loss) on investments......    (1.67)      (.61)      3.61       1.14       1.08
                                                               ------     ------     ------     ------     ------
   Total from investment operations.........................    (1.55)      (.44)      3.80       1.29       1.19
                                                               ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.17)      (.19)      (.16)      (.10)      (.11)
Dividends to shareholders from net capital gains............    (1.22)     (1.91)      (.81)      (.95)      (.88)
                                                               ------     ------     ------     ------     ------
   Total Distributions......................................    (1.39)     (2.10)      (.97)     (1.05)      (.99)
                                                               ------     ------     ------     ------     ------
Net asset value, end of period..............................   $11.20     $14.14     $16.68     $13.85     $13.61
                                                               ======     ======     ======     ======     ======
   Total return.............................................   (12.20)%    (2.75)%    29.33%     10.13%      9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   68,746     78,501     88,796     71,363     62,513
Ratios of expenses to average net assets(1)(annualized).....     1.08%       .95%       .98%      1.00%      1.02%
Ratios of net investment income to average net assets
 (annualized)...............................................     1.04%      1.33%      1.32%      1.18%      1.13%
Portfolio turnover..........................................       36%        37%        41%        37%        37%
- ----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the International Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 were as follows: 1.08%, 0.95%, 0.98%,
     1.00%, and 1.02%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                           MID CAP GROWTH PORTFOLIO (FORMERLY, AGGRESSIVE GROWTH PORTFOLIO)
- ---------------------------------------------------------------------------------------------------------------------------------
                                                           01/01/01      01/01/00      01/01/99      01/01/98      01/01/97
                                                              TO            TO            TO            TO            TO
                                                           12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
- -----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................    $27.71        $21.97        $21.91        $22.19        $18.52
                                                            ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................      (.07)          .18           .11           .11           .17
Net realized and unrealized gain on investments.........     (1.00)         7.48          2.89          1.50          3.72
                                                            ------        ------        ------        ------        ------
   Total from investment operations.....................     (1.07)         7.66          3.00          1.61          3.89
                                                            ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income....      (.18)         (.11)         (.11)         (.18)         (.18)
Dividends to shareholders from net capital gains........     (6.45)        (1.81)        (2.83)        (1.71)         (.04)
                                                            ------        ------        ------        ------        ------
   Total Distributions..................................     (6.63)        (1.92)        (2.94)        (1.89)         (.22)
                                                            ------        ------        ------        ------        ------
Net asset value, end of period..........................    $20.01        $27.71        $21.97        $21.91        $22.19
                                                            ======        ======        ======        ======        ======
   Total return.........................................     (3.36)%       38.24%        15.96%         7.99%        21.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)........................    98,214        98,969        62,513        56,495        48,574
Ratios of expenses to average net
 assets(1)(annualized)..................................       .92%          .53%          .57%          .61%          .63%
Ratios of net investment income (loss) to average net
 assets (annualized)....................................      (.37)%         .81%          .59%          .56%          .95%
Portfolio turnover......................................       135%           68%           46%           41%           37%
- ---------------------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Mid Cap Growth Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 were as follows: 1.01%, 0.53%, 0.57%,
     0.62%, and 0.63%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                  BALANCED PORTFOLIO (FORMERLY, MANAGED PORTFOLIO)
- ----------------------------------------------------------------------------------------------------------------------
                                                              01/01/01   01/01/00   01/01/99   01/01/98   01/01/97
                                                                 TO         TO         TO         TO         TO
                                                              12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
- ------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $16.79     $16.79     $17.68     $17.06     $14.68
                                                               ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      .40        .60        .54        .54        .54
Net realized and unrealized gain (loss) on investments......    (1.49)       .75       (.41)      1.45       2.49
                                                               ------     ------     ------     ------     ------
   Total from investment operations.........................    (1.09)      1.35        .13       1.99       3.03
                                                               ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.60)      (.54)      (.13)      (.55)      (.53)
Dividends to shareholders from net capital gains............     (.85)      (.81)      (.89)      (.82)      (.12)
                                                               ------     ------     ------     ------     ------
   Total Distributions......................................    (1.45)     (1.35)     (1.02)     (1.37)      (.65)
                                                               ------     ------     ------     ------     ------
Net asset value, end of period..............................   $14.25     $16.79     $16.79     $17.68     $17.06
                                                               ======     ======     ======     ======     ======
   Total return.............................................    (7.02)%     8.75%      0.75%     12.54%     21.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   68,994     71,521     73,986     67,805     56,068
Ratios of expenses to average net assets(1) (annualized)....      .82%       .57%       .57%       .57%       .58%
Ratios of net investment income to average net assets
 (annualized)...............................................     2.82%      3.65%      3.25%      3.22%      3.47%
Portfolio turnover..........................................      101%       157%       156%       203%        99%
- ----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Balanced Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 were as follows: 0.82%, 0.57%, 0.57%, 0.58%, and
     0.58%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                                   BOND PORTFOLIO
- ----------------------------------------------------------------------------------------------------------------------
                                                              01/01/01   01/01/00   01/01/99   01/01/98   01/01/97
                                                                 TO         TO         TO         TO         TO
                                                              12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
- ------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................   $10.92     $10.58     $11.22     $10.98     $10.67
                                                               ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      .50        .68        .62        .63        .64
Net realized and unrealized gain (loss) on investments......      .25        .28       (.99)       .25        .33
                                                               ------     ------     ------     ------     ------
   Total from investment operations.........................      .75        .96       (.37)       .88        .97
                                                               ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.68)      (.62)      (.15)      (.64)      (.66)
Dividends to shareholders from net capital gains............     (.00)      (.00)      (.12)      (.00)      (.00)
                                                               ------     ------     ------     ------     ------
   Total Distributions......................................     (.68)      (.62)      (.27)      (.64)      (.66)
                                                               ------     ------     ------     ------     ------
Net asset value, end of period..............................   $10.99     $10.92     $10.58     $11.22     $10.98
                                                               ======     ======     ======     ======     ======
   Total return.............................................     7.40%      9.68%     (3.31)%    (8.22)%     9.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................   53,359     38,982     38,182     36,846     23,350
Ratios of expenses to average net assets(1) (annualized)....      .67%       .52%       .52%       .53%       .57%
Ratios of net investment income to average net assets
 (annualized)...............................................     5.37%      6.59%      6.19%      6.03%      6.24%
Portfolio turnover..........................................      641%       202%       202%       163%       105%
- ----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Bond Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 were as follows: 0.69%, 0.52%, 0.52%, 0.55%, and
     0.57%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Concluded

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                               MONEY MARKET PORTFOLIO
- ----------------------------------------------------------------------------------------------------------------------
                                                              01/01/01   01/01/00   01/01/99   01/01/98   01/01/97
                                                                   TO         TO         TO         TO         TO
                                                              12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
- ---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $1.00      $1.00      $1.00      $1.00      $1.00
                                                              -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      .04        .06        .05        .05        .05
                                                              -------    -------    -------    -------    -------
   Total from investment operations.........................      .04        .06        .05        .05        .05
                                                              -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (.04)      (.06)      (.05)      (.05)      (.05)
                                                              -------    -------    -------    -------    -------
   Total Distributions......................................     (.04)      (.06)      (.05)      (.05)      (.05)
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................    $1.00      $1.00      $1.00      $1.00      $1.00
                                                              =======    =======    =======    =======    =======
   Total return.............................................     3.64%      6.16%      4.91%      5.29%      5.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................  141,493    108,831    116,887     91,453     64,339
Ratios of expenses to average net assets(1) (annualized)....      .50%       .41%       .40%       .40%       .39%
Ratios of net investment income to average net assets
 (annualized)...............................................     3.45%      5.98%      4.81%      5.15%      5.21%
- ----------------------------------------------------------------------------------------------------------------------

(1.) Expense ratios for the Money Market Portfolio before reimbursement of expense by an affiliated insurance company for the years ended December 31, 2001, 2000, 1999, 1998, and 1997 were as follows: 0.53%, 0.41%, 0.40%,
     0.42%, and 0.39%, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001

--------------------------------------------------------------------------------

1. ORGANIZATION

Market Street Fund (the "Fund") is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As of close of business on January 26, 2001 the Fund was reorganized as a Delaware Business Trust. Previously, the Fund had been organized as a Maryland Corporation since 1985. As a "series" type of mutual fund, the Fund issues separate series of shares of beneficial interest currently consisting of the All Pro Broad Equity Portfolio (formerly, Growth Portfolio prior to January 29,
2001), All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio (formerly, Aggressive Growth Portfolio prior to January 29, 2001), Balanced Portfolio (formerly, Managed Portfolio prior to January 29, 2001), Bond Portfolio, and Money Market Portfolio. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company (NLIC) of Vermont. The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies that are no longer being issued.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 90 days and Money Market Portfolio investments are valued at amortized cost, which approximates market value.

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

  Futures Contracts

The Portfolios, except for Money Market and Bond Portfolios, may enter into futures contracts for the

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market value of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses). Cash or securities are deposited with brokers in order to maintain a position. At December 31, 2001, the Equity 500 Index Portfolio held twelve Long S&P 500 March 2002 futures, with a cost of $3,416,800 and a current market value of $3,447,600.

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following basis:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Dividends to Shareholders

Dividends of any investment income of the Money Market Portfolio are declared daily and paid monthly. The All Pro Broad Equity Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio, Balanced Portfolio, and Bond Portfolio declare and pay any dividends of investment income annually. For all Portfolios, distributions of any capital gains are declared and paid annually. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either consid-

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

ered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Temporary book/tax differences at December 31, 2001 are not considered material and relate to wash sale losses disallowed for tax purposes, unrealized appreciation (depreciation) on futures contracts, and foreign currency gains (losses).

  Federal Income Taxes

It is the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income, including any net realized gains to shareholders. Net investment income and short-term gains are taxed as ordinary income. Accordingly, no provision for federal taxes is required in the financial statements.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Under the advisory agreement, the Fund is obligated to pay investment advisory fees to Market Street Investment Management Co. (MSIM) with respect to the Portfolios monthly as a percentage of the Portfolios' average daily net assets. For the period prior to January 29, 2001, Sentinel Advisors Company (SAC), a Vermont General Partnership, served as advisor for the All Pro Broad Equity, Mid Cap Growth, Balanced, Bond, and Money Market Portfolios. For the period prior to January 29, 2001 with respect to the Broad Equity Portfolio, SAC was compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of the average daily net assets in excess of $40 million. For the period prior to January 29, 2001 with respect to the Mid Cap Growth portfolio, SAC was compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of the average daily net assets in excess of $40 million. For the period prior to January 29, 2001 with respect to the Balanced Portfolio, SAC was compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million. For the period prior to January 29, 2001 with respect to the Bond Portfolio, SAC was compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million. For the period prior to January 29, 2001, SAC was compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio.

For the period beginning January 29, 2001 with respect to the All Pro Broad Equity Portfolio, MSIM is compensated monthly at an effective annual rate of 0.75% of the first $200 million of the average daily net assets of the portfolio and 0.70% of the average daily net assets in excess of $200 million. For the period beginning January 29, 2001 with respect to the Mid Cap Growth Portfolio, MSIM is compensated monthly at an effective annual rate of 0.75% of the first $200 million of the average daily net assets of the portfolio and 0.70% of the average daily net assets in excess of $200 million. For the period beginning January 29, 2001 with respect to the Balanced Portfolio, MSIM is compensated

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

monthly at an effective annual rate of 0.55% of the average daily net assets of the Portfolio. For the period beginning January 29, 2001 with respect to the Bond Portfolio, MSIM is compensated monthly at an effective annual rate of 0.40% of the average daily net assets of the Portfolio. For the period beginning January 29, 2001 with respect to the Money Market Portfolio, MSIM is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Portfolio.

For the year ended December 31, 2001, MSIM served as advisor for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, and International Portfolios. For the period prior to January 29, 2001 with respect to the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, MSIM was compensated monthly at an effective annual rate of 0.70% of the average daily net assets. For the period prior to January 29, 2001 with respect to the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios, MSIM was compensated monthly at an effective annual rate of 0.90% of the average daily net assets. For the period prior to January 29, 2001 with respect to the Equity 500 Index Portfolio, MSIM was compensated monthly at an effective annual rate of 0.24% of the average daily net assets. For the period prior to January 29, 2001 with respect to the International Portfolio, MSIM was compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million.

For the period beginning January 29, 2001 with respect to the All Pro Large Cap Growth Portfolio and All Pro Large Cap Value Portfolio, MSIM is compensated monthly at an effective annual rate of 0.70% of the first $200 million of the average daily net assets of the portfolios and 0.65% of the average daily net assets in excess of $200 million. For the period beginning January 29, 2001 with respect to the All Pro Small Cap Growth Portfolio and All Pro Small Cap Value Portfolio, MSIM is compensated monthly at an effective annual rate of 0.90% of the first $200 million of the average daily net assets of the portfolios and 0.85% of the average daily net assets in excess of $200 million. For the period beginning January 29, 2001 with respect to the Equity 500 Index Portfolio, MSIM is compensated monthly at an effective annual rate of 0.24% of the average daily net assets of the Portfolio. For the period beginning January 29, 2001 with respect to the International Portfolio, MSIM is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.70% of the average daily net assets in excess of $500 million.

For the period prior to January 29, 2001, PMLIC agreed to reimburse each fund for ordinary operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of 0.40% of all of the Portfolio's average daily net assets, exclusive of the Equity 500 Index Portfolio and the International Portfolio which were 0.04% and 0.75% of the average daily net assets, respectively. For the period beginning January 29, 2001, PMLIC agrees to reimburse each fund for ordinary operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of 0.16% for the All Pro Broad Equity Portfolio; 0.20% for

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value Portfolios; 0.04% for the Equity 500 Index Portfolio; 0.75% for the International Portfolio; 0.20% for the Mid Cap Growth Portfolio; 0.40% for the Balanced Portfolio; 0.28% for the Bond Portfolio; and 0.25% for the Money Market Portfolio. The table below summarizes the amount reimbursed for each Portfolio by PMLIC for the year ended December 31, 2001.

                                  REIMBURSED
PORTFOLIO                          BY PMLIC
- ---------                         ----------
All Pro Broad Equity
  Portfolio.....................  $  269,760
All Pro Large Cap Growth
  Portfolio.....................      56,487
All Pro Large Cap Value
  Portfolio.....................      46,253
All Pro Small Cap Growth
  Portfolio.....................      72,405
All Pro Small Cap Value
  Portfolio.....................      46,491
Equity 500 Index Portfolio......     821,915
International Portfolio.........          --
Mid Cap Growth Portfolio........      85,650
Balanced Portfolio..............         630
Bond Portfolio..................       9,739
Money Market Portfolio..........      37,905
                                  ----------
                                  $1,447,235
                                  ==========

As of January 29, 2001, Provident Mutual serves as the Fund's administrator. For providing administrative services, the Fund is obligated to pay Provident Mutual quarterly, in arrears, a fee per Portfolio at the annual rate of 0.10% of each Portfolio's average daily net assets.

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

4. NET ASSETS

At December 31, 2001, the Portfolios' net assets consisted of:

                                                                ALL PRO        ALL PRO       ALL PRO       ALL PRO
                                                                 BROAD        LARGE CAP     LARGE CAP     SMALL CAP
                                                                 EQUITY        GROWTH         VALUE         GROWTH
                                                               PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $198,220,914   $52,651,914   $38,479,572   $ 66,867,720
Undistributed net investment income.........................     1,725,969            --       429,416             --
Accumulated net realized gains:
Short-term and foreign currency gains.......................            --            --            --             --
Long-term gains.............................................    21,445,809            --            --             --
Accumulated net realized losses.............................            --    (8,985,276)   (1,467,149)   (17,239,407)
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................   (12,131,990)   (4,015,687)    1,100,103      3,640,875
                                                              ------------   -----------   -----------   ------------
                                                              $209,260,702   $39,650,951   $38,541,942   $ 53,269,188
                                                              ============   ===========   ===========   ============

                                                                ALL PRO
                                                               SMALL CAP       EQUITY
                                                                 VALUE       500 INDEX     INTERNATIONAL
                                                               PORTFOLIO     PORTFOLIO       PORTFOLIO
- --------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $33,703,398   $399,739,930    $74,997,578
Undistributed net investment income.........................      144,128      3,532,315        746,525
Accumulated net realized gains:
Short-term and foreign currency gains.......................      213,048             --             --
Long-term gains.............................................    1,609,048             --             --
Accumulated net realized losses.............................           --     (3,873,898)      (991,447)
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................    4,276,567    (74,483,566)    (6,006,999)
                                                              -----------   ------------    -----------
                                                              $39,919,881   $324,914,781    $68,745,657
                                                              ===========   ============    ===========

                                                                MID CAP                                    MONEY
                                                                GROWTH       BALANCED        BOND          MARKET
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
- --------------------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $91,109,127   $66,286,660   $51,897,917   $141,492,695
Undistributed net investment income.........................           --     1,928,476     2,452,872             --
Accumulated net realized gains:
Short-term and foreign currency gains.......................           --            --            --             --
Long-term gains.............................................      452,788            --            --             --
Accumulated net realized losses.............................           --    (2,174,493)   (1,409,283)           (73)
Net unrealized appreciation (depreciation) on investments
 and foreign currency.......................................    6,652,064     2,952,961       417,801             --
                                                              -----------   -----------   -----------   ------------
                                                              $98,213,979   $68,993,604   $53,359,307   $141,492,622
                                                              ===========   ===========   ===========   ============

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the portfolios, for the year ended December 31, 2001, were as follows:

                                                 ALL PRO        ALL PRO       ALL PRO       ALL PRO        ALL PRO
                                                  BROAD        LARGE CAP     LARGE CAP     SMALL CAP      SMALL CAP
                                                  EQUITY        GROWTH         VALUE         GROWTH         VALUE
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
- --------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.......................  $         --   $        --   $        --   $         --   $        --
Corporate Bonds..............................            --            --            --             --            --
Common and Preferred Stock...................   304,694,647    46,447,196    25,796,835    109,144,939    30,051,970
                                               ------------   -----------   -----------   ------------   -----------
Total Purchases..............................  $304,694,647   $46,447,196   $25,796,835   $109,144,939   $30,051,970
                                               ============   ===========   ===========   ============   ===========
SALES
U.S. Gov't Obligations.......................  $         --   $        --   $        --   $         --   $        --
Corporate Bonds..............................            --            --            --             --            --
Common and Preferred Stock...................   290,261,064    40,464,015    15,887,087    106,005,808    16,905,850
                                               ------------   -----------   -----------   ------------   -----------
Total Sales..................................  $290,261,064   $40,464,015   $15,887,087   $106,005,808   $16,905,850
                                               ============   ===========   ===========   ============   ===========

                                                 EQUITY                        MID CAP
                                                500 INDEX    INTERNATIONAL      GROWTH       BALANCED         BOND
                                                PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
- ----------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.......................  $        --    $        --    $         --   $ 5,077,953   $294,080,804
Corporate Bonds..............................           --             --              --    13,014,070     30,732,004
Common and Preferred Stock...................   30,377,869     24,987,258     124,987,607    55,157,247             --
                                               -----------    -----------    ------------   -----------   ------------
Total Purchases..............................  $30,377,869    $24,987,258    $124,987,607   $73,249,270   $324,812,808
                                               ===========    ===========    ============   ===========   ============
SALES
U.S. Gov't Obligations.......................  $        --    $        --    $         --   $ 3,463,129   $277,531,914
Corporate Bonds..............................           --             --              --     9,242,505     17,200,783
Common and Preferred Stock...................   20,912,565     25,550,808     118,828,286    52,902,251             --
                                               -----------    -----------    ------------   -----------   ------------
Total Sales..................................  $20,912,565    $25,550,808    $118,828,286   $65,607,885   $294,732,697
                                               ===========    ===========    ============   ===========   ============

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of the securities for Federal income tax purposes held at December 31, 2001 is as follows:

                                                 ALL PRO        ALL PRO       ALL PRO       ALL PRO       ALL PRO
                                                  BROAD        LARGE CAP     LARGE CAP     SMALL CAP     SMALL CAP
                                                  EQUITY        GROWTH         VALUE        GROWTH         VALUE
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
- -------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation......  $ 14,847,175   $ 1,894,258   $ 2,925,067   $ 6,867,532   $ 5,381,097
Aggregate gross unrealized depreciation......   (26,979,165)   (5,909,945)   (1,824,960)   (3,226,657)   (1,104,530)
                                               ------------   -----------   -----------   -----------   -----------
Net unrealized appreciation (depreciation)...  $(12,131,990)  $(4,015,687)  $ 1,100,107   $ 3,640,875   $ 4,276,567
                                               ============   ===========   ===========   ===========   ===========
Aggregate cost of securities for federal
 income tax purposes.........................  $222,556,180   $44,424,096   $37,702,624   $51,188,576   $36,670,253
                                               ============   ===========   ===========   ===========   ===========
Capital loss carryover (available to offset
 possible future gains). The carryover
 expires as follows: All Pro Large Cap
 Growth -- $188,133 in 2008, $8,797,143 in
 2009; All Pro Large Cap Value -- $1,467,149
 in 2008; All Pro Small Cap
 Growth -- $2,434,545 in 2008, $14,804,862 in
 2009........................................  $         --   $ 8,985,276   $ 1,467,149   $17,239,407   $        --
                                               ============   ===========   ===========   ===========   ===========

                                              EQUITY                         MID CAP                                    MONEY
                                             500 INDEX     INTERNATIONAL     GROWTH       BALANCED        BOND          MARKET
                                             PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized
 appreciation............................  $  34,506,478   $  4,959,699    $14,276,381   $ 4,156,489   $   900,204   $         --
Aggregate gross unrealized
 depreciation............................   (108,990,044)   (10,966,698)    (7,624,317)   (1,203,528)     (482,403)            --
                                           -------------   ------------    -----------   -----------   -----------   ------------
Net unrealized appreciation
 (depreciation)..........................  $ (74,483,566)  $ (6,006,999)   $ 6,652,064   $ 2,952,961   $   417,801   $         --
                                           =============   ============    ===========   ===========   ===========   ============
Aggregate cost of securities for federal
 income tax purposes.....................  $ 397,671,706   $ 72,458,292    $91,888,271   $64,794,884   $66,922,719   $141,734,181
                                           =============   ============    ===========   ===========   ===========   ============
Capital loss carryover (available to
 offset future gains). The carryover
 expires as follows: Equity 500 Index
 Portfolio -- $3,873,898 in 2009;
 International Portfolio -- $991,447 in
 2009; Balanced Portfolio -- $2,174,493
 in 2009; Bond Portfolio -- $1,409,283 in
 2008; Money Market Portfolio -- $57 in
 2005, $9 in 2007, $7 in 2009............  $   3,873,898   $    991,447    $        --   $ 2,174,493   $ 1,409,283   $         73
                                           =============   ============    ===========   ===========   ===========   ============

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

7. AUTHORIZED CAPITAL SHARES AND CAPITAL SHARE TRANSACTIONS

On December 31, 2001, the Fund had authorized an unlimited number of shares of beneficial interest (shares) without par value. The shares are divided into eleven series: All Pro Broad Equity Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio, Balanced Portfolio, Bond Portfolio, and Money Market Portfolio.

On December 31, 2001, Provident Mutual Life Insurance Company owned 995,874 shares of All Pro Large Cap Value, 231,852 shares of All Pro Small Cap Growth and 404,848 shares of All Pro Small Cap Value.

Transactions in capital shares for the year ended December 31, 2001 were as follows:

                                          ALL PRO                    ALL PRO                   ALL PRO
                                       BROAD EQUITY                 LARGE CAP                 LARGE CAP
                                         PORTFOLIO              GROWTH PORTFOLIO           VALUE PORTFOLIO
- --------------------------------------------------------------------------------------------------------------
                                   SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
- --------------------------------------------------------------------------------------------------------------
Shares sold....................     716,166   $ 10,789,353   1,284,648   $12,159,492   1,675,649   $16,303,155
Shares redeemed................  (1,680,374)   (25,136,688)   (826,816)   (7,669,883)   (653,000)   (6,314,882)
Shares reinvested..............   1,590,884     26,424,586       1,988        22,404      30,448       296,258
                                 ----------   ------------   ---------   -----------   ---------   -----------
Net contributions from
 affiliated insurance
 companies.....................     626,676   $ 12,077,251     459,820   $ 4,512,013   1,053,097   $10,284,531
                                 ==========   ============   =========   ===========   =========   ===========


                                         ALL PRO
                                        SMALL CAP
                                     GROWTH PORTFOLIO
- -------------------------------  ------------------------
                                  SHARES        AMOUNT
- -------------------------------  ------------------------
Shares sold....................  1,018,274   $ 12,776,490
Shares redeemed................   (931,921)   (11,922,191)
Shares reinvested..............         --             --
                                 ---------   ------------
Net contributions from
 affiliated insurance
 companies.....................     86,353   $    854,299
                                 =========   ============

                                                          ALL PRO
                                                         SMALL CAP              EQUITY 500 INDEX              INTERNATIONAL
                                                      VALUE PORTFOLIO               PORTFOLIO                   PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                                   SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
- ---------------------------------------------------------------------------------------------------------------------------------
Shares sold.....................................  2,311,347   $21,657,044    6,473,432   $ 53,994,815    2,153,391   $ 25,388,635
Shares redeemed.................................   (851,254)   (7,974,047)  (6,069,337)   (50,024,089)  (2,172,847)   (25,543,189)
Shares reinvested...............................     15,915       140,374      454,132      4,141,683      606,651      7,710,529
                                                  ---------   -----------   ----------   ------------   ----------   ------------
Net contributions from affiliated insurance
 companies......................................  1,476,008   $13,823,371      858,227   $  8,112,409      587,195   $  7,555,975
                                                  =========   ===========   ==========   ============   ==========   ============

                                      MID CAP                                                               MONEY MARKET
                                  GROWTH PORTFOLIO         BALANCED PORTFOLIO         BOND PORTFOLIO         PORTFOLIO
- ------------------------------------------------------------------------------------------------------------------------
                               SHARES        AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT         SHARES
- ------------------------------------------------------------------------------------------------------------------------
Shares sold.................    909,545   $ 17,656,995    856,833   $12,325,764   1,949,568   $20,896,035    194,933,924
Shares redeemed.............   (781,067)   (14,711,032)  (681,892)   (9,700,693)   (901,715)   (9,639,537)  (167,137,221)
Shares reinvested...........  1,208,000     23,700,961    407,005     6,178,326     236,343     2,443,787      4,865,114
                              ---------   ------------   --------   -----------   ---------   -----------   ------------
Net contributions from
 affiliated insurance
 companies..................  1,336,478   $ 26,646,924    581,946   $ 8,803,397   1,284,196   $13,700,285     32,661,817
                              =========   ============   ========   ===========   =========   ===========   ============

                            MONEY MARKET
                                PORTFOLIO
- ----------------------------  -------------
                                 AMOUNT
- ----------------------------  -------------
Shares sold.................  $ 194,933,924
Shares redeemed.............   (167,137,221)
Shares reinvested...........      4,865,114
                              -------------
Net contributions from
 affiliated insurance
 companies..................  $  32,661,817
                              =============

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Continued

--------------------------------------------------------------------------------

Transactions in capital shares for the year ended December 31, 2000 were as follows:

                                          ALL PRO                    ALL PRO                  ALL PRO
                                       BROAD EQUITY                 LARGE CAP                LARGE CAP
                                         PORTFOLIO              GROWTH PORTFOLIO          VALUE PORTFOLIO
- -------------------------------------------------------------------------------------------------------------
                                   SHARES        AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
- -------------------------------------------------------------------------------------------------------------
Shares sold....................     850,256   $ 15,229,569   1,707,093   $23,200,270    861,743   $ 8,192,483
Shares redeemed................  (4,751,035)   (85,106,794)   (433,598)   (5,900,900)  (473,857)   (4,486,554)
Shares reinvested..............   1,320,577     23,189,339     103,708     1,456,056     22,967       223,008
                                 ----------   ------------   ---------   -----------   --------   -----------
Net contributions (withdrawals)
 from affiliated insurance
 companies.....................  (2,580,202)  $(46,687,886)  1,377,203   $18,755,426    410,853   $ 3,928,937
                                 ==========   ============   =========   ===========   ========   ===========

                                         ALL PRO
                                        SMALL CAP
                                     GROWTH PORTFOLIO
- -------------------------------  ------------------------
                                  SHARES        AMOUNT
- -------------------------------  ------------------------
Shares sold....................  2,748,682   $ 54,628,350
Shares redeemed................   (907,968)   (16,097,187)
Shares reinvested..............     77,943      1,394,394
                                 ---------   ------------
Net contributions (withdrawals)
 from affiliated insurance
 companies.....................  1,918,657   $ 39,925,557
                                 =========   ============

                                                          ALL PRO
                                                         SMALL CAP              EQUITY 500 INDEX              INTERNATIONAL
                                                      VALUE PORTFOLIO               PORTFOLIO                   PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                                   SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
- ---------------------------------------------------------------------------------------------------------------------------------
Shares sold.....................................  1,328,015   $10,328,625   42,386,501   $423,903,280      707,379   $  9,716,797
Shares redeemed.................................   (396,460)   (3,219,436)  (3,245,882)   (32,275,759)  (1,265,762)   (17,283,806)
Shares reinvested...............................      5,062        37,204           --             --      783,964     11,155,804
                                                  ---------   -----------   ----------   ------------   ----------   ------------
Net contributions from affiliated insurance
 companies......................................    936,617   $ 7,146,393   39,140,619   $391,627,521      225,581   $  3,588,795
                                                  =========   ===========   ==========   ============   ==========   ============

                                     MID CAP                                                               MONEY MARKET
                                 GROWTH PORTFOLIO         BALANCED PORTFOLIO          BOND PORTFOLIO        PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------------
                              SHARES        AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT         SHARES
- -----------------------------------------------------------------------------------------------------------------------
Shares sold................  1,251,389   $ 31,148,253    406,999   $  6,501,247    562,773   $ 5,839,606    214,559,795
Shares redeemed............   (798,152)   (19,650,042)  (939,795)   (14,813,099)  (826,230)   (8,478,328)  (228,948,792)
Shares reinvested..........    273,279      5,468,318    385,838      5,957,335    226,123     2,245,406      6,332,371
                             ---------   ------------   --------   ------------   --------   -----------   ------------
Net contributions
 (withdrawals) from
 affiliated insurance
 companies.................    726,516   $ 16,966,529   (146,958)  $ (2,354,517)   (37,334)  $  (393,316)    (8,056,626)
                             =========   ============   ========   ============   ========   ===========   ============

                           MONEY MARKET
                               PORTFOLIO
- ---------------------------  -------------
                                AMOUNT
- ---------------------------  -------------
Shares sold................  $ 214,559,795
Shares redeemed............   (228,948,792)
Shares reinvested..........      6,332,371
                             -------------
Net contributions
 (withdrawals) from
 affiliated insurance
 companies.................  $  (8,056,626)
                             =============

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, December 31, 2001 -- Concluded

--------------------------------------------------------------------------------

8. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly owned subsidiary of PMLIC.

9. SUBSEQUENT DIVIDEND

On December 12, 2001, the Board of Trustees declared the following ordinary income and long-term capital gain dividends to shareholders of record on December 31, 2001, ex-dividend date January 9, 2002, payable January 10, 2002 as follows:

                                 TOTAL                 PER SHARE
                        ------------------------   ------------------
                         ORDINARY      CAPITAL     ORDINARY   CAPITAL
PORTFOLIO                 INCOME        GAIN        INCOME     GAIN
- ---------               ----------   -----------   --------   -------
All Pro Broad
 Equity...............  $1,725,968   $21,445,809    $.1232    $1.5312
All Pro Large Cap
 Growth...............          --            --        --         --
All Pro Large Cap
 Value................     429,416            --     .1101         --
All Pro Small Cap
 Growth...............          --            --        --         --
All Pro Small Cap
 Value................     330,868     1,609,048     .0847      .4121
Equity 500 Index......   3,532,315            --     .0883         --
International.........     746,525            --     .1216         --
Mid Cap Growth........          --       452,788        --      .0923
Balanced..............   1,928,476            --     .3983         --
Bond..................   2,452,872            --     .5053         --

--------------------------------------------------------------------------------
Market Street Fund
Supplemental Information -- Fund Management
(Unaudited)

--------------------------------------------------------------------------------

     Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 688-5177.

- -------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                                                                                                FUND
                                TERM OF OFFICE AND                                                             COMPLEX
       NAME, (DOB), ADDRESS       LENGTH OF TIME                    PRINCIPAL OCCUPATION(S)                  OVERSEEN BY
    AND POSITION(S) WITH TRUST        SERVED                          DURING PAST 5 YEARS                      TRUSTEE
    --------------------------  ------------------                  -----------------------                 -------------
- -------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED TRUSTEES
- -------------------------------------------------------------------------------------------------------------------------
    Dr. Alan Gart
    6/7/1940
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
    Trustee
                                 Indefinite Term     1982 - Present, President of Alan Gart, Inc.              11
                                  Trustee since      2000 - Present, Professor of Finance, Indiana
                                 March 21, 1985      University of Pennsylvania
                                                     1992 - 2000, Professor, Nova Southeastern University
- -------------------------------------------------------------------------------------------------------------------------
    Dr. A. Gilbert Heebner
    3/7/1927
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
    Trustee
                                 Indefinite Term     2000 - Present, Professor Emeritus of Economics,          11
                                                     Eastern College
                                  Trustee since
                                  May 12, 1989       1987 - 1997, Distinguished Professor of Economics,
                                                     Eastern College
- -------------------------------------------------------------------------------------------------------------------------
    Mr. Leo Slack
    5/4/1934
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
    Trustee
                                 Indefinite Term     Retired since 1996                                        11
                                  Trustee since      1964 - 1996, Vice President, Combustion Engineers
                                February 11, 1998    Corporation
- -------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES(1)
- -------------------------------------------------------------------------------------------------------------------------
    Mr. Robert W. Kloss
    3/30/1949
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
    Chairman of the Board and
    Trustee
                                 Indefinite Term     1994 - Present, President and Chief Executive             11
                                                     Officer, Provident Mutual Life Insurance Company
                                 Chairman of the
                                 Board and Trustee
                                 since April 22,
                                       1998
- -------------------------------------------------------------------------------------------------------------------------
                                               OFFICER(S) WHO ARE NOT TRUSTEES
- -------------------------------------------------------------------------------------------------------------------------
    Ms. Rosanne Gatta
    7/12/55
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
                                    President        1993 - Present, Vice President and Treasurer,            N/A
                                                     Provident Mutual Life Insurance Company
- -------------------------------------------------------------------------------------------------------------------------
    Ms. Sarah Lange
    10/18/1956
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
                                 Vice President      2000 - Present, Senior Vice President and Chief          N/A
                                                     Investment Officer, Provident Mutual Life Insurance
                                                     Company
                                                     1983 - 1999, Vice President, Investments, Provident
                                                     Mutual Life Insurance Company
- -------------------------------------------------------------------------------------------------------------------------

- ---  -------------------

          OTHER
      TRUSTEESHIPS/
      DIRECTORSHIPS
     HELD BY TRUSTEE
     ---------------
- ---  -------------------

      DISINTERESTED
        TRUSTEES
- ------------------------------------------------------------------------

       None

- -----------------------------------------------------------------------------

       None

- ----------------------------------------------------------------------------------

       None

- ---------------------------------------------------------------------------------------

       INTERESTED
       TRUSTEES(1)
- --------------------------------------------------------------------------------------------

       None

- -------------------------------------------------------------------------------------------------

     OFFICER(S) WHO
         ARE NOT
        TRUSTEES
- ------------------------------------------------------------------------------------------------------

        N/A

- -----------------------------------------------------------------------------------------------------------

        N/A

- ----------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                                                                                                FUND
                                TERM OF OFFICE AND                                                             COMPLEX
       NAME, (DOB), ADDRESS       LENGTH OF TIME                    PRINCIPAL OCCUPATION(S)                  OVERSEEN BY
    AND POSITION(S) WITH TRUST        SERVED                          DURING PAST 5 YEARS                      TRUSTEE
    --------------------------  ------------------                  -----------------------                 -------------
- -------------------------------------------------------------------------------------------------------------------------
    Ms. Mary Lynn Finelli
    12/23/1955
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
                                 Vice President      1996 - Present, Executive Vice President and Chief       N/A
                                                     Financial Officer, Provident Mutual Life Insurance
                                                     Company
- -------------------------------------------------------------------------------------------------------------------------
    Mr. Alan Hinkle
    4/23/1951
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
                                 Vice President      1996 - Present, Executive Vice President and Chief       N/A
                                                     Actuary, Provident Mutual Life Insurance Company
- -------------------------------------------------------------------------------------------------------------------------
    Mr. James D. Kestner
    3/6/1948
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
                                 Vice President      1994 - Present, Vice President, Investments,             N/A
                                                     Provident Mutual Life Insurance Company
- -------------------------------------------------------------------------------------------------------------------------
    Mr. Anthony Giampietro
    8/14/1959
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
                                 Vice President      1990 - Present, Assistant Treasurer, Provident Mutual    N/A
                                                     Life Insurance Company
- -------------------------------------------------------------------------------------------------------------------------
    Mr. Todd Miller
    8/8/1957
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
                                 Vice President      1996 - Present, Assistant Vice President, Financial      N/A
                                                     Reporting, Provident Mutual Life Insurance Company
- -------------------------------------------------------------------------------------------------------------------------
    Mr. James Bernstein
    1/28/1957
    1000 Chesterbrook Blvd.
    Berwyn, PA 19312
                                Compliance Officer   1999 - Present, Assistant General Counsel, Provident     N/A
                                  and Secretary      Mutual Life Insurance Company
                                                     1996 - 1999, Partner, Jorden Burt
- -------------------------------------------------------------------------------------------------------------------------

- ---  -------------------

          OTHER
      TRUSTEESHIPS/
      DIRECTORSHIPS
     HELD BY TRUSTEE
     ---------------
- ---  -------------------
        N/A
- ---------------------------------------------------------------------------------------------------------------------
        N/A
- -------------------------------------------------------------------------------------------------------------------------
        N/A
- -------------------------------------------------------------------------------------------------------------------------
        N/A
- -------------------------------------------------------------------------------------------------------------------------
        N/A
- -------------------------------------------------------------------------------------------------------------------------
        N/A
- -------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1)
  Mr. Robert Kloss is deemed to be an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act by virtue of his position of President and CEO of Provident Mutual Life Insurance Company.

 [PROVIDENT MUTUAL LOGO]                                           BULK RATE
     P.O. BOX 15750                                              U.S. POSTAGE
WILMINGTON, DE 19850-5750                                            PAID
                                                                WILMINGTON, DE
                                                                PERMIT NO. 1387

Form 16169 12.01

Exhibit 17(h)
================================================================================

                         [PROVIDENT MUTUAL LETTERHEAD]

August 2002

Dear Valued Customer,

The updated semi-annual report for one of the fund subaccounts in your variable life insurance policy or your variable annuity contract is enclosed. In additional mailings, you will also receive the semi-annual reports of the other fund groups in which you have invested. The investments available through your variable policies or contracts are managed by some of the best fund management companies in the country.

Provident Mutual Life Insurance Company and Providentmutual Life and Annuity Company of America are leaders in the variable product marketplace. Our corporate mission is to market high-quality insurance, retirement, and investment products that satisfy your needs for protection, asset accumulation, and preservation of wealth over the course of a long-term relationship with the Company. Our financial strength enables us to offer a variety of financial products and services to help you meet your changing needs as you move through the various stages of your life.

We value you as a client and thank you for your continued support and confidence in Provident Mutual and its products. If you have a question about your policy or the enclosed material, please contact your local agent or our Customer Service Center at 1-800-688-5177. Thank you for your business.

Sincerely,

/s/ Robert W. Kloss
ROBERT W. KLOSS
CHAIRMAN, PRESIDENT AND CEO

                                     [LOGO]

--------------------------------------------------------------------------------
To Our Variable Life Policyholders and Variable Annuity Contractholders:
--------------------------------------------------------------------------------

We are pleased to send you the 2002 Semi-Annual Report for the Market Street Fund, its All Pro Broad Equity, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, All Pro Small Cap Value, Equity 500 Index, International, Mid Cap Growth, Balanced, Bond and Money Market Portfolios.

Economic Overview and Investment Perspective

The U.S. economy showed signs of improvement during the first half of 2002, but concerns remained about the true strength of the recovery. Real gross domestic product (GDP)(1) grew at an annualized rate of 6.1% during the first quarter of 2002, up from 1.7% during the previous quarter, as companies worked through their excess inventories. Furthermore, the Federal Reserve Board (the "Fed") held the federal funds rate at 1.75%, following the 11 rate cuts it made during 2001. The Fed's neutral stance gave investors hope that the economy was staging a strong recovery.

However, the first quarter's strong growth was fueled in part by non-recurring events such as mortgage refinancing, tax rebates and increased activity in construction that pulled some growth from the second quarter into the first quarter. Therefore, fears persist that second quarter real GDP results will indicate slower growth.

The U.S. equity markets experienced significant volatility and suffered losses, despite the somewhat encouraging signs of economic growth. Investor confidence in corporate America was shattered by allegations that companies had engaged in fraudulent accounting practices aimed at artificially inflating earnings growth rates. Large, well-known firms such as Enron, Global Crossing, Adelphia, Tyco International and WorldCom came under intense scrutiny about their corporate accounting methods, causing investors to doubt the reliability of reported sales and earnings figures. The lack of confidence led to net flows out of the market by both domestic and foreign investors. Stock prices were also held down by other fears, including worries about future terrorist attacks in the U.S. as well as violence in the Middle East, Pakistan and India.

All major market indices were down during the six-month period ended June 30, 2002. The Dow Jones Industrial Average(2) fell 7.8%, while the S&P 500 declined 13.2%. Technology and telecommunications stocks continued to suffer from concerns about weak capital spending on new technologies, prompting a 25% drop in the NASDAQ Composite Index.(3) However, small-company stocks held up relatively well. The Russell 2000 fell 4.7%, as small firms offered stronger earnings growth and more attractive valuations than their larger peers did. Value stocks significantly outperformed growth shares, as investors nervous about the pace of the economic recovery favored attractively valued shares of companies in sectors that were capable of delivering consistent growth in the uncertain environment.

Although the same factors negatively affecting the U.S. market spread overseas, international stocks outperformed U.S. stocks by a significant margin for the period ended June 30, 2002. The Morgan Stanley EAFE index fell 1.6% during the period. The U.S. dollar slid 13% against the euro nearly reaching parity, 11% against the yen and 7% against the sterling. European markets experienced profit warnings and poor performance from many large, debt-ridden telecommunications companies such as Deutsche Telecom, France Telecom, Nokia and Vodafone. A weak German economy and labor disputes across the Continent also contributed to Europe's volatility. Asian markets shared the pain felt by global markets during the period, although Japan's economy showed signs of growth. Emerging markets in Latin America also suffered due largely to economic and political concerns in the region, while many emerging markets in Asia managed to deliver strong performance.

Bonds outperformed stocks during the period, although the bond market also experienced volatility due to conflicting signs of economic growth. During the first quarter of 2002, long-term bond yields rose as signs of economic strength caused concerns that the Fed would raise short-term interest rates. Bond prices, which move in the opposite direction of yields, declined in that environment. However, yields fell during the second quarter as concerns about the economy's health and plummeting stock prices caused investors to flock to the relative safety of fixed-income securities.

U.S. Treasury securities outperformed corporate bonds for the six months ended June 30, 2002. The yield on the 10-year Treasury bond fell 23 basis points, from 5.05% at the beginning of the period to 4.82% by the end of June. The Lehman Brothers Aggregate Bond Index, a benchmark of high-quality bonds, gained 3.8% during the period.

We feel concerns over corporate accounting issues at WorldCom and other firms have severely hurt investor confidence, which could continue to have a negative effect on the financial markets going forward. However, we will probably benefit over the long term from the changes being contemplated in accounting policies. Signs that the economic recovery is staying on track encourage us. As the economy continues to strengthen, corporate profits and capital spending should also begin to improve. That, in turn, should help boost investor sentiment and stock prices. We would like to remind investors of the importance of building and maintaining a diversified portfolio that offers exposure to stocks, bonds and cash investments. The recent environment is proof enough that such a portfolio can help to minimize losses during difficult periods, while allowing investors to participate in the long-term growth of the financial markets.

Review of Fund Portfolio Performance

The performance of each Portfolio is detailed on the following pages. As always, it is important to recall that in interpreting these results the advisers of the Portfolios of the Market Street Fund do not engage in market timing. That is to say, that in all but times of great turmoil they endeavor to keep the vast majority of Portfolio assets fully invested. Thus, they attempt to add value by security and/or sector selection in accordance with the Portfolio's investment objectives and policies as specified in the Fund prospectus. Their performance should be judged according to how well they do relative to market indices measuring the same type of activity.

We appreciate the opportunity to have served you in the past and look forward to serving you during the remainder of 2002 and many years into the future.

/s/ ROSANNE GATTA
Rosanne Gatta
President
Market Street Fund

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. Moreover, the relationship between the performance of the Fund Portfolios and the actual increases or decreases in a policy's cash value is not directly proportional due to certain charges deducted from premiums and under the policies which are not reflected in the returns shown. Please see current prospectus for an explanation of these charges and for illustrations that take such charges into account in calculating cash values.

(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

(2) The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

(3) The Nasdaq Composite Index is a market price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return for the All Pro Broad Equity Portfolio for the six months ended June 30, 2002, was -11.92%. The Portfolio's performance slightly lagged the -11.77% return for the Wilshire 5000 Index(1), the Portfolio's benchmark index.

The Portfolio's broad-based equity portfolio includes four portfolio segments managed by the following subadvisors:

                                         PORTFOLIO        APPROXIMATE
MANAGER                                   SEGMENT         PORTFOLIO %
- -------                               ----------------    -----------
Alliance Capital....................  Large Cap Growth        42.5%
Sanford C. Bernstein................  Large Cap Value         42.5%
Husic Capital Management............  Small Cap Growth         7.5%
Reams Asset Management..............  Small Cap Value          7.5%
                                                             -----
Total Portfolio.....................                         100.0%

U.S. equity markets declined during the first six months of 2002, despite signs of a stronger economy. Revelations of accounting fraud eroded confidence in the equity markets, contributing to the stock market decline. During the period, small cap stocks continued to outperform large cap stocks and value stocks outperformed growth stocks.

The large-cap growth segment of the Portfolio benefited from overweightings in financial service stocks and underweighting in technology stocks. Its performance was hampered by a position in Tyco International, whose break-up plan was poorly received by investors. The large cap value portion of the Portfolio posted gains in the financial services sector. However, it was hampered by a stake in WorldCom.

The small-cap growth segment of the Portfolio took advantage of more attractive valuations for companies with superior earnings prospects. The segment also relied upon trading efforts to minimize the impact of poorly performing sectors and reduced its exposure to technology and health care stocks. The small cap value segment of the Portfolio continued to benefit from an overweighting in consumer durables and materials and processing, and an underweight position in technology stocks.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Drugs & Health Care.........................................  10.6%
Banks.......................................................   9.5%
Finance.....................................................   8.4%
Retail Merchandising........................................   8.3%
Oil & Gas...................................................   5.8%
Communications..............................................   5.6%

The outlook for the economy and stock market remain uncertain. Investors continue to cope with concerns about corporate accounting, the dollar and the strength of the economic recovery. However, we feel the decline in stock market valuations could create opportunities for disciplined investors who should be rewarded when the markets recover.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(1) The Wilshire 5000 Index is a market-cap weighted index which tracks the performance of over 6,500 publicly traded U.S. stocks. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the All Pro Broad Equity Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCKS -- 97.6%
Aerospace & Defense -- 1.1%
  (b)Aeroflex, Inc. ........................................       35,027    $    243,438
  (b)DRS Technologies, Inc. ................................       10,256         438,444
  (b)Kroll, Inc.............................................       15,500         325,190
  (b)Titan Corp.............................................       24,100         440,789
  United Industrial Corp. ..................................       10,700         233,795
  United Technologies Corp. ................................        5,000         339,500
                                                                             ------------
                                                                                2,021,156
                                                                             ------------
Apparel -- 0.9%
  Liz Claiborne, Inc. ......................................       18,800         597,840
  (b)Tommy Hilfiger Corp....................................       20,400         292,128
  VF Corp. .................................................       16,600         650,886
                                                                             ------------
                                                                                1,540,854
                                                                             ------------
Automobiles -- 0.5%
  Ford Motor Co. ...........................................        5,100          81,600
  General Motors Corp. .....................................       15,800         844,510
                                                                             ------------
                                                                                  926,110
                                                                             ------------
Automotive & Equipment -- 3.4%
  ArvinMeritor, Inc. .......................................        5,313         127,512
  Autoliv, Inc. ............................................       15,600         393,120
  (b)Copart, Inc............................................       16,300         264,549
  Dana Corp. ...............................................       31,700         587,401
  Genuine Parts Co. ........................................       23,700         826,419
  Goodyear Tire & Rubber Co. ...............................       20,900         391,039
  Harley-Davidson, Inc. ....................................       40,800       2,091,816
  (b)Lear Corp. ............................................       10,900         504,125
  Magna International, Inc. ................................        6,000         413,100
  (b)United Auto Group, Inc.................................       22,101         461,911
                                                                             ------------
                                                                                6,060,992
                                                                             ------------
Banks -- 9.5%
  AmSouth Bancorp...........................................       37,200         832,536
  Bank of America Corp. ....................................       33,300       2,342,987
  Bank One Corp. ...........................................       57,800       2,224,144
  Colonial BancGroup, Inc. .................................       13,300         199,500
  Comerica, Inc. ...........................................        9,800         601,720
  Commercial Federal Corp. .................................        7,400         214,600
  (b)FirstFed Financial Corp................................        7,700         223,300

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Banks (Continued)
  Golden West Financial Corp. ..............................       10,100    $    694,678
  J.P. Morgan Chase & Co. ..................................       51,200       1,736,704
  KeyCorp. .................................................       23,000         627,900
  (b)Local Financial Corp. .................................       18,400         300,104
  National City Corp. ......................................       29,000         964,250
  Regions Financial Corp. ..................................       19,000         667,850
  Sovereign Bancorp, Inc. ..................................       14,600         218,270
  SunTrust Banks, Inc. .....................................        5,700         386,004
  UCBH Holdings, Inc. ......................................        9,000         342,090
  Union Planters Corp. .....................................       20,700         670,059
  US Bancorp................................................       55,796       1,302,837
  Wachovia Corp. ...........................................       42,500       1,622,650
  Wells Fargo Co. ..........................................       15,600         780,936
                                                                             ------------
                                                                               16,953,119
                                                                             ------------
Beverages -- 0.2%
  Anheuser-Busch Companies, Inc. ...........................        7,500         375,000
                                                                             ------------
Broadcasting & Publishing -- 0.4%
  Banta Corp. ..............................................       10,500         376,950
  Donnelley (R.R.) & Sons Co. ..............................        9,400         258,970
                                                                             ------------
                                                                                  635,920
                                                                             ------------
Building & Building Supplies -- 1.7%
  (b)Champion Enterprises, Inc. ............................       68,800         386,656
  Clayton Homes, Inc. ......................................       12,900         203,820
  (b)Dycom Industries, Inc. ................................       22,500         263,025
  Georgia-Pacific Corp. ....................................       17,925         440,597
  KB Home...................................................        9,300         479,043
  (b)NCI Building Systems, Inc. ............................       12,200         217,160
  Texas Industries, Inc. ...................................        9,900         311,751
  (b)WCI Communities, Inc. .................................        3,380          97,851
  (b)Willbros Group, Inc. ..................................       19,300         328,100
  York International Corp. .................................        9,100         307,489
                                                                             ------------
                                                                                3,035,492
                                                                             ------------
Business & Consumer Services -- 1.4%
  (b)Black Box Corp. .......................................        4,900         199,577
  (b)CDI Corp. .............................................        7,800         253,890
  (b)Concord EFS, Inc. .....................................       22,100         666,094
  First Data Corp. .........................................       12,000         446,400
  (b)Fiserv, Inc. ..........................................        8,000         293,680

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services (Continued)
  (b)Maximus, Inc. .........................................       11,700    $    370,890
  (b)MPS Group, Inc. .......................................       40,800         346,800
                                                                             ------------
                                                                                2,577,331
                                                                             ------------
Chemicals -- 0.1%
  (b)FMC Corp. .............................................        7,100         214,207
                                                                             ------------
Chemicals & Allied Products -- 3.4%
  Albemarle Corp. ..........................................       10,700         329,025
  Cabot Corp. ..............................................       17,400         498,510
  Crompton Corp. ...........................................       27,100         345,525
  (b)Cytec Industries, Inc. ................................       12,200         383,568
  Dow Chemical Co. .........................................       29,800       1,024,524
  Du Pont (E.I.) de Nemours & Co. ..........................       13,900         617,160
  Eastman Chemical Co. .....................................       11,800         553,420
  Ferro Corp. ..............................................       12,500         376,875
  Lubrizol Corp. ...........................................       13,900         465,650
  Millennium Chemicals, Inc. ...............................       15,200         213,560
  Praxair, Inc. ............................................       13,700         780,489
  Sensient Technologies Corp. ..............................        6,400         145,664
  Spartech Corp. ...........................................       14,500         394,835
                                                                             ------------
                                                                                6,128,805
                                                                             ------------
Communications -- 5.6%
  (b)Andrew Corp. ..........................................       14,900         222,308
  (b)AOL Time Warner, Inc. .................................       50,200         738,442
  AT&T Corp. ...............................................       27,500         294,250
  BellSouth Corp. ..........................................       17,700         557,550
  (b)Comcast Corp., Special Class A, Non-Voting.............       75,600       1,802,305
  Corning, Inc.  ...........................................       14,100          50,055
  (b)Covad Communications Group, Inc. ......................      102,600         121,068
  (b)Cox Communications, Inc., Class A......................       19,300         531,715
  (b)Entercom Communications Corp. .........................        5,536         254,102
  (b)Entravision Communications Corp. ......................       28,477         348,843
  (b)Liberty Media Corp., Series A..........................       36,300         363,000
  Nokia Corp. ADR...........................................       29,500         427,160
  (b)Nortel Networks Corp. .................................      277,100         401,795
  Qwest Communications International, Inc. .................       76,400         213,920
  (b)Radio One, Inc. .......................................       18,500         275,095
  (b)Regent Communications, Inc. ...........................       20,100         141,886
  SBC Communications, Inc. .................................       43,800       1,335,900

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications (Continued)
  Sprint Corp. .............................................       32,600    $    345,886
  Verizon Communications, Inc. .............................       31,700       1,272,755
  (b)WorldCom, Inc. ........................................      293,700         243,771
                                                                             ------------
                                                                                9,941,806
                                                                             ------------
Computers -- 3.8%
  (b)Cisco Systems, Inc. ...................................      144,300       2,012,985
  (b)Dell Computer Corp. ...................................       70,900       1,853,326
  (b)Gateway, Inc. .........................................       37,600         166,944
  Hewlett Packard Co. ......................................       49,600         757,888
  International Business Machines Corp. ....................        6,000         432,000
  (b)Juniper Networks, Inc. ................................       40,300         227,695
  (b)Quantum Corp. - DLT & Storage Systems Group............       32,100         134,820
  (b)Redback Networks, Inc. ................................      100,700         180,253
  (b)Silicon Graphics, Inc. ................................       56,203         165,237
  (b)Veritas Software Corp. ................................       45,800         906,382
                                                                             ------------
                                                                                6,837,530
                                                                             ------------
Consumer Products -- 3.0%
  Avon Products, Inc. ......................................       13,800         720,912
  Bemis Co., Inc. ..........................................        5,500         261,250
  Black & Decker Corp. .....................................        7,200         347,040
  Colgate-Palmolive Co. ....................................       17,500         875,875
  Fortune Brands, Inc. .....................................       17,600         985,600
  The Procter & Gamble Co. .................................       17,700       1,580,610
  Whirlpool Corp. ..........................................       10,100         660,136
                                                                             ------------
                                                                                5,431,423
                                                                             ------------
Drugs & Health Care -- 10.6%
  Abbott Laboratories.......................................        3,600         135,540
  Aetna, Inc. ..............................................       15,400         738,738
  Bristol-Myers Squibb Co. .................................        7,200         185,040
  Cardinal Health, Inc. ....................................       46,250       2,840,213
  (b)Health Management Associates, Inc., Class A............       75,400       1,519,310
  (b)Health Net, Inc. ......................................       22,700         607,679
  (b)Humana, Inc. ..........................................       13,100         204,753
  Johnson & Johnson.........................................       57,000       2,978,820
  Merck & Co., Inc. ........................................       12,300         622,872
  Pfizer, Inc. .............................................      109,500       3,832,499
  (b)Priority Healthcare Corp. Class B......................       14,000         329,000
  (b)RehabCare Group, Inc. .................................        8,400         201,852

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care (Continued)
  (b)Tenet Healthcare Corp. ................................       25,800    $  1,845,990
  (b)Wellpoint Health Networks, Inc. .......................       10,200         793,662
  Wyeth.....................................................       44,000       2,252,800
                                                                             ------------
                                                                               19,088,768
                                                                             ------------
Electronics -- 2.9%
  Avnet, Inc. ..............................................        2,900          63,771
  CTS Corp. ................................................        7,500          90,300
  (b)Flextronics International Ltd. ........................       77,300         551,149
  General Electric Co. .....................................      101,300       2,942,765
  Hubbell, Inc., Class B....................................       11,800         402,970
  Johnson Controls, Inc. ...................................        2,100         171,381
  (b)Solectron Corp. .......................................       62,500         384,375
  Texas Instruments, Inc. ..................................       15,400         364,980
  Thomas & Betts Corp. .....................................       15,400         286,440
                                                                             ------------
                                                                                5,258,131
                                                                             ------------
Energy -- 0.5%
  Massey Energy Co. ........................................       10,900         138,430
  Potomac Electric Power Co. ...............................       10,800         231,984
  (b)Reliant Resources, Inc. ...............................        1,200          10,500
  Valero Energy Corp. ......................................        6,400         239,488
  Westar Energy, Inc. ......................................       15,600         239,460
                                                                             ------------
                                                                                  859,862
                                                                             ------------
Entertainment -- 0.6%
  (b)AMC Entertainment, Inc. ...............................       27,520         390,784
  (b)Crown Media Holdings, Inc. Class A.....................       29,704         234,365
  (b)Pinnacle Entertainment, Inc. ..........................       17,000         180,710
  Walt Disney Co. ..........................................       14,200         268,380
                                                                             ------------
                                                                                1,074,239
                                                                             ------------
Finance -- 8.4%
  American Express Co. .....................................        7,200         261,504
  American Financial Holdings, Inc. ........................        8,400         251,328
  Citigroup, Inc. ..........................................      146,500       5,676,874
  FleetBoston Financial Corp. ..............................       31,456       1,017,602
  Household International, Inc. ............................        7,500         372,750
  Lehman Brothers Holdings, Inc. ...........................       10,300         643,956
  MBNA Corp. ...............................................       83,400       2,758,038
  Merrill Lynch & Co. ......................................       24,500         992,250

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance (Continued)
  Morgan Stanley Dean Witter & Co. .........................       40,600    $  1,749,048
  Washington Mutual, Inc. ..................................       29,100       1,079,901
  Waypoint Financial Corp. .................................       15,000         293,250
                                                                             ------------
                                                                               15,096,501
                                                                             ------------
Finance - Investment & Other -- 1.4%
  Charter One Financial, Inc. ..............................        3,200         110,016
  Fannie Mae................................................       23,400       1,725,750
  Freddie Mac...............................................        9,900         605,880
                                                                             ------------
                                                                                2,441,646
                                                                             ------------
Food & Food Distributors -- 2.1%
  (b)American Italian Pasta Co..............................        7,337         374,114
  Archer-Daniels Midland Co. ...............................       43,050         550,610
  ConAgra, Inc. ............................................       34,500         953,924
  Sara Lee Corp. ...........................................       28,500         588,240
  Supervalu, Inc. ..........................................       28,600         701,558
  Tyson Foods, Inc. ........................................       42,383         657,360
                                                                             ------------
                                                                                3,825,806
                                                                             ------------
Ground Transport -- 0.2%
  U.S. Freightways Corp.....................................        8,900         337,043
                                                                             ------------
Industrial Diversified -- 0.3%
  Sherwin-Williams Co. .....................................       20,400         610,572
                                                                             ------------
Insurance -- 4.3%
  Allstate Corp. ...........................................       19,700         728,506
  American International Group, Inc. .......................       58,800       4,011,924
  Chubb Corp. ..............................................        8,800         623,040
  Cigna Corp. ..............................................        3,100         302,002
  MBIA, Inc. ...............................................        1,900         107,407
  MetLife, Inc. ............................................       20,400         587,520
  MGIC Investment Corp. ....................................        8,700         589,860
  (b)ProAssurance Corp. ....................................        8,200         144,320
  Torchmark Corp. ..........................................       14,800         565,360
                                                                             ------------
                                                                                7,659,939
                                                                             ------------
Machinery & Heavy Equipment -- 0.3%
  JLG Industries, Inc. .....................................       16,000         224,480
  (b)Joy Global, Inc. ......................................       20,500         355,470
                                                                             ------------
                                                                                  579,950
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Machinery & Instrumentation -- 0.2%
  Snap-On, Inc. ............................................       10,500    $    311,745
                                                                             ------------
Manufacturing -- 2.0%
  Belden, Inc. .............................................       10,000         208,400
  Clarcor, Inc. ............................................        6,700         212,055
  Cooper Industries, Inc. ..................................       13,600         534,480
  Danaher Corp. ............................................       17,200       1,141,220
  HON Industries, Inc. .....................................        9,700         264,034
  (b)Kemet Corp. ...........................................       11,100         198,246
  Precision Castparts Corp. ................................        6,000         198,000
  Quanex Corp. .............................................        4,700         205,390
  (b)Smurfit-Stone Container Corp. .........................       35,100         541,242
  Tredegar Industries, Inc. ................................        6,400         154,560
                                                                             ------------
                                                                                3,657,627
                                                                             ------------
Media -- 1.0%
  (b)Viacom, Inc., Class B..................................       39,200       1,739,304
                                                                             ------------
Medical & Medical Services -- 0.6%
  (b)Amerigroup Corp. ......................................        5,100         139,128
  (b)Amgen Corp. ...........................................       16,900         707,772
  (b)QuadraMed Corp. .......................................       31,750         221,933
                                                                             ------------
                                                                                1,068,833
                                                                             ------------
Medical Equipment & Supplies -- 1.0%
  Datascope Corp. ..........................................        4,700         129,908
  Medtronic, Inc. ..........................................       38,100       1,632,585
                                                                             ------------
                                                                                1,762,493
                                                                             ------------
Office Equipment & Supplies -- 0.3%
  (b)Moore Corp., Ltd. .....................................       19,500         223,860
  Pitney Bowes, Inc. .......................................        8,800         349,536
                                                                             ------------
                                                                                  573,396
                                                                             ------------
Oil & Gas -- 5.8%
  Amerada Hess Corp. .......................................        6,700         552,750
  Ashland, Inc. ............................................       13,600         550,800
  Baker Hughes, Inc. .......................................       26,400         878,856
  ChevronTexaco Corp. ......................................       12,400       1,097,400
  Conoco, Inc. .............................................        9,100         252,980
  (b)Evergreen Resources, Inc...............................        9,185         390,363
  Exxon Mobil Corp. ........................................       96,600       3,952,872

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas (Continued)
  (b)Grand Prideco, Inc.....................................       13,617    $    185,191
  Noble Energy, Inc. .......................................        9,300         335,265
  Occidental Petroleum Corp. ...............................       23,600         707,764
  Phillips Petroleum Co. ...................................       13,200         777,216
  (b)Tom Brown, Inc. .......................................       13,200         374,220
  Vectren Corp. ............................................       12,500         313,750
                                                                             ------------
                                                                               10,369,427
                                                                             ------------
Oil Equipment & Services -- 0.5%
  (b)Patterson-UTI Energy, Inc. ............................       18,900         533,547
  Rowan Cos., Inc. .........................................       18,000         386,100
                                                                             ------------
                                                                                  919,647
                                                                             ------------
Paper & Forest Products -- 1.0%
  (b)Buckeye Technologies, Inc. ............................       25,900         253,820
  International Paper Co. ..................................        6,300         274,554
  MeadWestvaco Corp. .......................................       17,850         599,046
  Temple Inland, Inc. ......................................       10,000         578,600
                                                                             ------------
                                                                                1,706,020
                                                                             ------------
Railroads -- 1.6%
  Burlington Northern Santa Fe Corp. .......................       22,100         663,000
  Norfolk Southern Corp. ...................................       38,200         893,116
  Union Pacific Corp., Series A.............................       19,300       1,221,304
                                                                             ------------
                                                                                2,777,420
                                                                             ------------
Real Estate -- 0.1%
  Prentiss Properties Trust.................................        4,300         136,525
                                                                             ------------
Restaurants -- 0.2%
  Landry's Seafood Restaurants, Inc. .......................        4,800         122,448
  McDonald's Corp. .........................................        6,200         176,390
                                                                             ------------
                                                                                  298,838
                                                                             ------------
Retail Food Chains -- 0.1%
  (b)IHOP Corp. ............................................        6,300         185,535
                                                                             ------------
Retail Merchandising -- 8.3%
  (b)1-800-Flowers.Com, Inc. ...............................       28,100         313,596
  (b)Bed Bath & Beyond, Inc. ...............................        7,300         275,502
  (b)Best Buy Co., Inc. ....................................        9,950         361,185
  Casey's General Stores, Inc. .............................       26,700         321,468

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising (Continued)
  (b)Designs, Inc. .........................................       47,200    $    319,497
  (b)Federated Department Stores, Inc. .....................       15,800         627,260
  (b)Hollywood Entertainment Corp. .........................       25,700         531,476
  Home Depot, Inc. .........................................       70,000       2,571,099
  (b)Hot Topic, Inc. .......................................       10,400         277,784
  (b)Kohl's Corp. ..........................................       41,800       2,929,343
  Leggett & Platt, Inc. ....................................       26,000         608,400
  May Department Stores Co. ................................        9,700         319,421
  (b)Mohawk Industries, Inc., Class A.......................        3,000         184,590
  (b)Oakley, Inc. ..........................................       18,600         323,640
  Sears, Roebuck & Co. .....................................       18,500       1,004,550
  (b)The Finish Line, Inc. Class A..........................       32,754         586,952
  TJX Cos., Inc. ...........................................       34,600         678,506
  Wal-Mart Stores, Inc. ....................................       33,300       1,831,833
  Walgreen Co. .............................................       13,700         529,231
  (b)West Marine, Inc. .....................................       14,780         188,593
                                                                             ------------
                                                                               14,783,926
                                                                             ------------
Semiconductors -- 2.0%
  (b)Altera Corp. ..........................................       63,200         859,520
  (b)Credence Systems Corp. ................................       15,100         268,327
  Intel Corp. ..............................................       84,200       1,538,334
  (b)Maxim Integrated Products, Inc. .......................       14,400         551,952
  (b)Micron Technology, Inc. ...............................       19,700         398,334
                                                                             ------------
                                                                                3,616,467
                                                                             ------------
Software -- 3.0%
  BEA Systems, Inc. ........................................       19,600         186,396
  (b)Inktomi Corp. .........................................       66,232          58,284
  (b)Kana Software, Inc. ...................................       25,800         103,200
  (b)Legato Systems, Inc. ..................................       22,046          79,366
  (b)Microsoft Corp. .......................................       73,800       4,036,860
  (b)MSC Software Corp. ....................................       21,200         189,740
  (b)Peoplesoft, Inc. ......................................       20,200         300,576
  (b)United Online, Inc. ...................................       34,389         413,356
                                                                             ------------
                                                                                5,367,778
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Broad Equity Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Technology -- 0.8%
  (b)BE Aerospace, Inc. ....................................       31,000    $    408,580
  (b)Ingram Micro, Inc., Class A............................       33,200         456,500
  (b)Tech Data Corp. .......................................       14,300         541,255
                                                                             ------------
                                                                                1,406,335
                                                                             ------------
Tobacco -- 0.8%
  Philip Morris Cos., Inc. .................................       31,000       1,354,080
                                                                             ------------
Utilities -- 1.7%
  Ameren Corp. .............................................       11,200         481,712
  American Electric Power Co. ..............................       17,500         700,350
  Cinergy Corp. ............................................       17,000         611,830
  CMS Energy Corp. .........................................       17,500         192,150
  Consolidated Edison, Inc. ................................       18,700         780,725
  Entergy Corp. ............................................        3,200         135,808
  Puget Energy, Inc. .......................................        4,900         101,185
  Xcel Energy, Inc. ........................................        7,300         122,421
                                                                             ------------
                                                                                3,126,181
                                                                             ------------
    TOTAL COMMON STOCKS.....................................                  174,673,779
                                                                             ------------
SHORT-TERM INVESTMENTS -- 1.1%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................    2,042,749       2,042,749
                                                                             ------------
    TOTAL SHORT-TERM INVESTMENTS............................                    2,042,749
                                                                             ------------
    (a)TOTAL INVESTMENTS -- 98.7% (COST $201,625,656).......                  176,716,528
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3%...............                    2,269,078
                                                                             ------------
NET ASSETS -- 100.0%........................................                 $178,985,606
                                                                             ============

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation............................  $ 13,567,473
Unrealized depreciation............................   (38,476,601)
                                                     ------------
Net unrealized depreciation........................  $(24,909,128)
                                                     ============

(b) Denotes a non-income producing security.

ADR American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The All Pro Large Cap Growth Portfolio posted a total return of -18.89% during the six months ended June 30, 2002. That performance slightly lagged the Portfolio's benchmark index, the Wilshire Large Cap Index(1), which had a total return of -18.19% for the period.

The following two sub-advisers perform the day-to-day management of the Portfolio and possess a large-cap growth orientation and discipline.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO %
- -------                                                   -----------
Geewax Terker & Co. ....................................       50%
Alliance Capital........................................       50%
                                                              ---
Total portfolio.........................................      100%

Investors in the U.S. stock market were intensely risk-averse during the period, due in large part to corporate accounting scandals and weak corporate profits. Investors favored shares of high-quality companies with strong earnings visibility as opposed to earnings growth.

The Portfolio benefited from investments in strong financial service companies, and strong stock selection in areas such as consumer discretionary, health care, retailers, hospital and defense stocks. Modest technology holdings helped to protect the Portfolio from the poor performance in that sector. The Portfolio's investment in Tyco suffered when that firm announced a break-up plan that was poorly received by investors.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Drugs & Health Care.........................................  17.3%
Retail Merchandising........................................  14.6%
Finance.....................................................   8.9%
Software....................................................   7.0%
Computers...................................................   6.8%

We believe the economy will likely gain strength during the rest of this year, and corporate profit growth should increase -- partly because comparisons with previous results will become easier. There is considerable liquidity in the system to support economic activity, and government spending is rising rapidly. Meanwhile, the Portfolio will continue to invest in companies exhibiting high degrees of financial quality, positive earnings surprise and reasonable valuations.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(1) The Wilshire Large Cap Index measures the performance of large stocks. This index is a subset of the Wilshire 5000. It represents a market capitalization-weighted portfolio of the largest 750 stocks in the Wilshire 5000. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the All Pro Large Cap Growth Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCKS -- 99.3%
Aerospace & Defense -- 0.5%
  Northrop Grumman Corp. ...................................        700    $    87,500
  United Technologies Corp. ................................      1,000         67,900
                                                                           -----------
                                                                               155,400
                                                                           -----------
Apparel -- 0.1%
  (b)Coach, Inc. ...........................................        800         43,920
                                                                           -----------
Automotive & Equipment -- 1.9%
  (b)Advance Auto Parts, Inc. ..............................      1,100         59,961
  (b)Aftermarket Technology Corp. ..........................      2,400         46,080
  (b)AutoZone, Inc. ........................................        310         23,963
  Harley-Davidson, Inc. ....................................      9,400        481,938
                                                                           -----------
                                                                               611,942
                                                                           -----------
Banks -- 1.6%
  Bank One Corp. ...........................................      6,700        257,816
  J.P. Morgan Chase & Co. ..................................      7,300        247,616
                                                                           -----------
                                                                               505,432
                                                                           -----------
Beverages -- 1.7%
  Anheuser-Busch Companies, Inc. ...........................      5,300        265,000
  (b)Constellation Brands, Inc. ............................      1,000         32,000
  PepsiCo, Inc. ............................................      5,070        244,374
                                                                           -----------
                                                                               541,374
                                                                           -----------
Building & Building Supplies -- 1.0%
  (b)American Standard Cos., Inc. ..........................      1,600        120,160
  D.R. Horton, Inc. ........................................      1,050         27,332
  Georgia-Pacific Corp. ....................................        800         19,664
  Lennar Corp. .............................................      1,500         91,800
  (b)Shaw Group, Inc. ......................................      2,530         77,671
                                                                           -----------
                                                                               336,627
                                                                           -----------
Business & Consumer Services -- 2.9%
  (b)Alliance Data Systems Corp. ...........................      2,000         51,100
  (b)ARAMARK Corp. .........................................        700         17,500
  (b)Cendant Corp. .........................................      6,470        102,744
  (b)Cerner Corp. ..........................................        500         23,915
  (b)ChoicePoint, Inc. .....................................      2,233        101,535
  (b)Concord EFS, Inc. .....................................      5,400        162,756
  Electronic Data Systems Corp. ............................      1,200         44,580
  First Data Corp. .........................................      5,800        215,759

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services (Continued)
  (b)Fiserv, Inc. ..........................................      1,600    $    58,736
  (b)Gaiam, Inc. ...........................................      2,500         36,600
  (b)Hotels.com ............................................        200          8,446
  (b)Jacobs Engineering Group, Inc. ........................        900         31,302
  United Parcel Service, Class B............................      1,100         67,925
                                                                           -----------
                                                                               922,898
                                                                           -----------
Casinos & Gambling -- 0.5%
  (b)International Game Technology, Inc. ...................      2,580        146,286
                                                                           -----------
Chemicals & Allied Products -- 0.0%
  Engelhard Corp. ..........................................        300          8,496
                                                                           -----------
Communications -- 3.5%
  (b)AOL Time Warner, Inc. .................................     10,650        156,662
  BellSouth Corp. ..........................................      2,800         88,200
  (b)Comcast Corp., Special Class A, Non-Voting.............     16,700        398,128
  (b)Cox Communications, Inc., Class A .....................      4,800        132,240
  (b)L-3 Communications Corp. ..............................      2,100        113,400
  (b)Liberty Media Corp., Series A..........................      5,900         59,000
  Nokia Corp. ADR...........................................      6,400         92,672
  Verizon Communications, Inc. .............................      2,540        101,981
                                                                           -----------
                                                                             1,142,283
                                                                           -----------
Computers -- 6.8%
  (b)Cisco Systems, Inc. ...................................     76,350      1,065,082
  (b)Dell Computer Corp. ...................................     29,470        770,346
  (b)Juniper Networks, Inc. ................................      8,300         46,895
  (b)Lexmark International Group, Inc. .....................        900         48,960
  (b)Symantec Corp. ........................................      1,500         49,275
  (b)Veritas Software Corp. ................................     10,200        201,858
                                                                           -----------
                                                                             2,182,416
                                                                           -----------
Consumer Products -- 2.6%
  Avon Products, Inc. ......................................      3,100        161,944
  (b)Chattem, Inc. .........................................      1,800         56,700
  Colgate-Palmolive Co. ....................................      3,900        195,195
  Kraft Foods, Inc. ........................................      1,100         45,045
  The Procter & Gamble Co. .................................      4,100        366,130
                                                                           -----------
                                                                               825,014
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Services -- 0.2%
  (b)MGM Mirage.............................................      2,300    $    77,625
                                                                           -----------
Drugs & Health Care -- 17.3%
  Amerisource Bergen Corp. .................................      1,864        141,664
  Cardinal Health, Inc. ....................................      9,950        611,030
  (b)Endo Pharmaceuticals Holdings, Inc. ...................      3,200         22,400
  (b)Express Scripts, Inc., Class A.........................      1,420         71,156
  (b)Forest Laboratories, Inc. .............................      4,150        293,820
  (b)Health Management Associates, Inc., Class A............     19,720        397,358
  (b)IVAX Corp. ............................................      2,430         26,244
  Johnson & Johnson.........................................     12,000        627,119
  (b)King Pharmaceuticals, Inc. ............................      1,500         33,375
  (b)Lincare Holdings, Inc. ................................        600         19,380
  McKesson HBOC, Inc. ......................................      1,690         55,263
  (b)Medicis Pharmaceutical Corp., Class A..................        200          8,552
  Pfizer, Inc. .............................................     24,000        839,999
  Pharmacia Corp. ..........................................      8,900        333,305
  (b)Tenet Healthcare Corp..................................      6,250        447,188
  (b)Trigon Healthcare, Inc.................................        700         70,406
  UnitedHealth Group, Inc. .................................      2,930        268,242
  (b)Universal Health Services, Inc., Class B...............        170          8,330
  (b)Wellpoint Health Networks, Inc. .......................      4,360        339,252
  Wyeth.....................................................     18,300        936,959
                                                                           -----------
                                                                             5,551,042
                                                                           -----------
Electronics -- 4.7%
  (b)Benchmark Electronics, Inc. ...........................      1,200         34,800
  (b)Flextronics International Ltd. ........................     17,100        121,923
  General Electric Co. .....................................     37,350      1,085,018
  (b)Solectron Corp. .......................................     14,475         89,021
  (b)SPX Corp. .............................................        900        105,750
  Texas Instruments, Inc. ..................................      3,300         78,210
                                                                           -----------
                                                                             1,514,722
                                                                           -----------
Energy -- 0.3%
  Black Hills Corp. ........................................        500         17,305
  Peabody Energy Corp. .....................................      2,400         67,920
                                                                           -----------
                                                                                85,225
                                                                           -----------
Finance -- 8.9%
  Capital One Financial Corp. ..............................      1,590         97,070
  Citigroup, Inc. ..........................................     18,000        697,499

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance (Continued)
  H & R Block, Inc. ........................................      2,830    $   130,605
  MBNA Corp. ...............................................     26,440        874,370
  Merrill Lynch & Co. ......................................      3,200        129,600
  Morgan Stanley Dean Witter & Co. .........................      7,100        305,868
  (b)Prudential Financial, Inc. ............................     10,800        360,288
  SLM Corp. ................................................      2,960        286,824
                                                                           -----------
                                                                             2,882,124
                                                                           -----------
Finance - Investment & Other -- 3.3%
  (b)Blackrock, Inc. .......................................        750         33,225
  Fannie Mae................................................      2,200        162,250
  Federated Investors, Inc. ................................      1,500         51,855
  Freddie Mac...............................................      3,400        208,080
  Investors Financial Services Corp. .......................        700         23,478
  iShares S&P 400 Mid Cap Fund..............................      5,800        589,628
                                                                           -----------
                                                                             1,068,516
                                                                           -----------
Food & Food Distributors -- 0.5%
  McCormick & Co., Inc. ....................................      2,040         52,530
  (b)Safeway, Inc. .........................................      3,500        102,165
  The J.M. Smuckers Co. ....................................         32          1,092
                                                                           -----------
                                                                               155,787
                                                                           -----------
Hotel/Restaurants -- 0.3%
  (b)Harrah's Entertainment, Inc. ..........................      2,400        106,440
                                                                           -----------
Industrial Conglomerate -- 0.3%
  3M Co. ...................................................        800         98,400
                                                                           -----------
Insurance -- 3.3%
  American International Group, Inc. .......................     15,490      1,056,883
  (b)Principal Financial Group..............................        700         21,700
                                                                           -----------
                                                                             1,078,583
                                                                           -----------
Manufacturing -- 1.5%
  Danaher Corp. ............................................      4,500        298,575
  Eaton Corp. ..............................................        500         36,375
  (b)Mettler Toledo International, Inc. ....................      1,170         43,138
  (b)Sealed Air Corp. ......................................      2,400         96,648
                                                                           -----------
                                                                               474,736
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Media -- 1.1%
  (b)Cumulus Media, Inc. ...................................      1,900    $    26,182
  (b)Viacom, Inc., Class B..................................      7,500        332,775
                                                                           -----------
                                                                               358,957
                                                                           -----------
Medical & Medical Services -- 1.8%
  (b)Amgen Corp. ...........................................      4,000        167,520
  (b)Anthem, Inc. ..........................................        600         40,488
  (b)Community Health Systems, Inc. ........................      3,200         85,760
  (b)DaVita, Inc. ..........................................      1,910         45,458
  (b)First Health Group Corp. ..............................      1,050         29,442
  (b)Laboratory Corporation of America Holdings.............      1,000         45,650
  Omnicare, Inc. ...........................................      3,510         92,173
  (b)Quest Diagnostics, Inc. ...............................        600         51,630
  (b)Triad Hospitals, Inc. .................................        700         29,666
                                                                           -----------
                                                                               587,787
                                                                           -----------
Medical Equipment & Supplies -- 1.9%
  (b)American Pharmaceutical Partners, Inc. ................      3,300         40,788
  (b)Barr Laboratories, Inc. ...............................        500         31,765
  DENTSPLY International, Inc. .............................        300         11,073
  (b)Guidant Corp. .........................................      5,300        160,219
  (b)Henry Schein, Inc. ....................................        600         26,700
  Medtronic, Inc. ..........................................      8,200        351,370
                                                                           -----------
                                                                               621,915
                                                                           -----------
Medical Instruments -- 0.2%
  (b)St. Jude Medical, Inc. ................................      1,070         79,020
                                                                           -----------
Medical laboratories -- 0.1%
  (b)LabOne, Inc. ..........................................      1,600         42,240
                                                                           -----------
Medical, Equipment & Supplies -- 0.1%
  (b)Radiologix, Inc. ......................................      2,900         44,225
                                                                           -----------
Metals & Mining -- 0.3%
  (b)Freeport-McMoRan Copper & Gold, Inc. ..................      5,100         91,035
                                                                           -----------
Office Equipment & Supplies -- 0.7%
  Avery-Dennison Corp. .....................................      1,800        112,950
  Pitney Bowes, Inc. .......................................      3,200        127,104
                                                                           -----------
                                                                               240,054
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas -- 0.7%
  Baker Hughes, Inc. .......................................      5,500    $   183,095
  Tidewater, Inc. ..........................................        500         16,460
  XTO Energy, Inc. .........................................        670         13,802
                                                                           -----------
                                                                               213,357
                                                                           -----------
Oil Equipment & Services -- 0.1%
  (b)BJ Services Co. .......................................      1,200         40,656
                                                                           -----------
Publishing - Periodicals -- 0.2%
  The Reader's Digest Association, Inc. ....................      3,200         59,936
                                                                           -----------
Railroads -- 0.7%
  CSX Corp. ................................................      1,000         35,050
  (b)Genesee & Wyoming, Inc., Class A.......................      1,900         42,864
  Union Pacific Corp., Series A.............................      2,100        132,888
                                                                           -----------
                                                                               210,802
                                                                           -----------
Restaurants -- 0.1%
  (b)Brinker International, Inc. ...........................        700         22,225
  Darden Restaurants, Inc. .................................        750         18,525
                                                                           -----------
                                                                                40,750
                                                                           -----------
Retail Merchandising -- 14.6%
  (b)Abercrombie & Fitch Co. ...............................        800         19,296
  (b)American Eagle Outfitters, Inc. .......................        700         14,798
  (b)Barnes & Noble, Inc. ..................................      3,100         81,933
  (b)Bed Bath & Beyond, Inc. ...............................      1,600         60,384
  (b)Best Buy Co., Inc. ....................................      4,087        148,358
  (b)CDW Computer Centers, Inc. ............................        300         14,043
  (b)Dollar Tree Stores, Inc. ..............................      2,900        114,289
  Family Dollar Stores, Inc. ...............................      2,300         81,075
  Fastenal Co. .............................................        800         30,808
  (b)Foot Locker, Inc. .....................................      6,200         89,590
  Home Depot, Inc. .........................................     27,920      1,025,502
  (b)Kohl's Corp. ..........................................      9,000        630,720
  Lowe's Companies, Inc. ...................................      5,700        258,780
  (b)Mohawk Industries, Inc., Class A.......................      1,700        104,601
  (b)Party City Corp. ......................................      3,200         52,160
  Sears, Roebuck & Co. .....................................      1,600         86,880
  (b)Staples, Inc. .........................................      6,200        122,140
  Target Corp. .............................................      5,900        224,790
  (b)Timberland Co., Class A ...............................        600         21,492

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising (Continued)
  TJX Cos., Inc. ...........................................      6,600    $   129,426
  Wal-Mart Stores, Inc. ....................................     22,020      1,211,319
  Walgreen Co. .............................................      3,000        115,890
  (b)Williams-Sonoma, Inc. .................................      1,780         54,575
                                                                           -----------
                                                                             4,692,849
                                                                           -----------
Semiconductors -- 4.9%
  (b)Altera Corp. ..........................................     14,200        193,120
  Intel Corp. ..............................................     62,060      1,133,836
  (b)Intersil Holding Corp..................................        840         17,959
  (b)Maxim Integrated Products, Inc. .......................      3,500        134,155
  (b)Micron Technology, Inc. ...............................      4,200         84,924
  (b)Semitool, Inc. ........................................        700          5,712
                                                                           -----------
                                                                             1,569,706
                                                                           -----------
Software -- 7.0%
  (b)Ansys, Inc. ...........................................      1,500         30,150
  (b)BEA Systems, Inc. .....................................      4,000         38,040
  (b)Electronic Arts, Inc. .................................      2,800        184,940
  (b)ManTech International Corp., Class A...................      2,400         57,576
  (b)Microsoft Corp. .......................................     33,370      1,825,339
  (b)Peoplesoft, Inc. ......................................      5,000         74,400
  (b)Sungard Data Systems, Inc. ............................      1,100         29,128
                                                                           -----------
                                                                             2,239,573
                                                                           -----------
Technology -- 0.1%
  (b)Storage Technology Corp. ..............................        700         11,179
  (b)Tech Data Corp. .......................................        350         13,248
                                                                           -----------
                                                                                24,427
                                                                           -----------
Tobacco -- 0.6%
  Philip Morris Cos., Inc. .................................      4,250        185,640
                                                                           -----------
Transportation -- 0.3%
  Robinson (C.H.) Worldwide, Inc. ..........................      2,790         93,549
                                                                           -----------
Utilities -- 0.0%
  PP&L Corp. ...............................................        300          9,924
                                                                           -----------
Waste Management -- 0.1%
  (b)Allied Waste Industries, Inc. .........................      2,300         22,080
                                                                           -----------
    TOTAL COMMON STOCKS.....................................                31,983,770
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         SHARES        VALUE
- --------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................    324,088    $   324,088
                                                                           -----------
    TOTAL SHORT-TERM INVESTMENTS............................                   324,088
                                                                           -----------
    (a)TOTAL INVESTMENTS -- 100.3% (COST $39,050,493).......                32,307,858
OTHER LIABILITIES IN EXCESS OF ASSETS -- (0.3%).............                  (102,265)
                                                                           -----------
NET ASSETS -- 100.0%........................................               $32,205,593
                                                                           ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation............................  $ 1,066,236
Unrealized depreciation............................   (7,808,871)
                                                     -----------
Net unrealized depreciation........................  $(6,742,635)
                                                     ===========

(b) Denotes a non-income producing security.

ADR American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

For the six months ended June 30, 2002, the total return for the All Pro Large Cap Value Portfolio was -3.89%. The Portfolio outpaced its benchmark index by over 3%, with the index, the Wilshire Large Value Index(1), posting a -6.97% total return for the period.

The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms employ a proven large-cap value orientation and discipline.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO%
- -------                                                   -----------
Mellon Equity Advisors..................................       50%
Sanford C. Bernstein & Co., LLC.........................       50%
                                                              ---
Total Portfolio.........................................      100%

The relatively strong performance of the Portfolio came during a difficult period for the stock market. Concerns about accounting practices at firms such as Enron, WorldCom, Global Crossing and Adelphia caused investors to question the accuracy of many other companies' financial statements and lose confidence in the quality of reported earnings. This lack of confidence led domestic and overseas investors to pull money out of U.S. stocks, despite signs of an economic recovery. Value-oriented shares outperformed growth stocks in that environment, as investors increasingly viewed companies' growth estimates with suspicion.

Companies with conservative accounting methods and easily understood business models performed well during the period, as did firms helped by low interest rates. Large conglomerates and companies that previously grew through acquisitions suffered.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Banks.......................................................  14.8%
Oil & Gas...................................................  10.2%
Finance.....................................................   9.6%
Communications..............................................   7.2%

Going forward, we believe that economic growth will continue to improve and corporate profits should shows signs of recovery. Stock prices will depend largely on investor confidence in corporate manage-ment. We believe that fairly valued shares of strong companies with earnings growth will perform well. We will maintain our disciplined, long-term approach of investing in attractively valued stocks.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(1) The Wilshire Large Value Index measures large-cap stocks that exhibit value characteristics. This is a market capitalization weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the All Pro Large Cap Value Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCKS -- 95.5%
Aerospace & Defense -- 0.9%
  General Dynamics Corp.  ..................................      2,100    $   223,335
  United Technologies Corp. ................................      2,223        150,942
                                                                           -----------
                                                                               374,277
                                                                           -----------
Apparel -- 0.8%
  Limited, Inc. ............................................      5,100        108,630
  Liz Claiborne, Inc. ......................................      3,600        114,480
  Nike, Inc., Class B.......................................      1,000         53,650
  VF Corp. .................................................      1,700         66,657
                                                                           -----------
                                                                               343,417
                                                                           -----------
Automobiles -- 1.0%
  Ford Motor Co. ...........................................        874         13,984
  General Motors Corp. .....................................      7,650        408,893
                                                                           -----------
                                                                               422,877
                                                                           -----------
Automotive & Equipment -- 2.4%
  Autoliv, Inc. ............................................      3,600         90,720
  (b)AutoZone, Inc. ........................................      1,000         77,300
  Cooper Tire & Rubber Co. .................................        250          5,138
  Dana Corp. ...............................................      4,500         83,385
  Delphi Automotive Systems Corp. ..........................      7,100         93,720
  Genuine Parts Co. ........................................      3,300        115,071
  Goodyear Tire & Rubber Co. ...............................      4,200         78,582
  (b) Lear Corp. ...........................................      2,300        106,375
  Magna International, Inc. ................................      3,100        213,434
  Paccar, Inc. .............................................      2,850        126,512
                                                                           -----------
                                                                               990,237
                                                                           -----------
Banks -- 14.8%
  AmSouth Bancorp...........................................     12,350        276,393
  Bank of America Corp. ....................................     16,467      1,158,617
  Bank One Corp. ...........................................      7,100        273,208
  Comerica, Inc. ...........................................      2,400        147,360
  First Tennessee National Corp. ...........................      3,500        134,050
  Golden West Financial Corp. ..............................      1,900        130,682
  Huntington Bancshares, Inc. ..............................      6,400        124,288
  J.P. Morgan Chase & Co. ..................................     17,370        589,190
  KeyCorp. .................................................      5,500        150,150
  National City Corp. ......................................     11,950        397,338
  North Fork Bancorp, Inc. .................................      5,450        216,965

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Banks (Continued)
  Regions Financial Corp. ..................................      3,900    $   137,085
  SouthTrust Corp. .........................................     11,250        293,850
  SunTrust Banks, Inc. .....................................      1,900        128,668
  Union Planters Corp. .....................................      7,950        257,342
  UnionBanCal Corp. ........................................      3,000        140,550
  US Bancorp................................................     15,363        358,726
  Wachovia Corp. ...........................................     16,950        647,150
  Wells Fargo Co. ..........................................     12,250        613,235
                                                                           -----------
                                                                             6,174,847
                                                                           -----------
Beverages -- 0.2%
  Coca-Cola Enterprises, Inc. ..............................      3,400         75,072
                                                                           -----------
Broadcasting & Publishing -- 1.2%
  American Greetings Corp. Class A..........................        500          8,330
  Donnelley (R.R.) & Sons Co. ..............................      3,200         88,160
  Gannett, Inc. ............................................      2,000        151,800
  (b)ITT Educational Services, Inc. ........................      3,300         71,940
  Knight-Ridder, Inc. ......................................      1,600        100,720
  Tribune Co. ..............................................      1,900         82,650
                                                                           -----------
                                                                               503,600
                                                                           -----------
Building & Building Supplies -- 1.6%
  Centex Corp. .............................................      1,800        104,022
  Georgia-Pacific Corp. ....................................      4,890        120,196
  KB Home...................................................      2,300        118,473
  Lennar Corp. .............................................      3,000        183,600
  Pulte Corp. ..............................................      2,200        126,456
                                                                           -----------
                                                                               652,747
                                                                           -----------
Business & Consumer Services -- 0.9%
  Deluxe Corp. .............................................      1,000         38,890
  Electronic Data Systems Corp. ............................      3,400        126,310
  Monsanto Co. .............................................      2,600         46,280
  Moody's Corp. ............................................      1,700         84,575
  Public Storage, Inc. .....................................      2,600         96,460
                                                                           -----------
                                                                               392,515
                                                                           -----------
Chemicals & Allied Products -- 3.1%
  Air Products & Chemical, Inc. ............................      2,000        100,940
  Cabot Corp. ..............................................        500         14,325
  Dow Chemical Co. .........................................      6,661        229,005

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Chemicals & Allied Products (Continued)
  Du Pont (E.I.) de Nemours & Co. ..........................      9,300    $   412,920
  Eastman Chemical Co. .....................................      1,100         51,590
  Engelhard Corp. ..........................................      3,550        100,536
  Fuller (H. B.) Co. .......................................      2,200         64,438
  Lubrizol Corp. ...........................................      2,150         72,025
  Millennium Chemicals, Inc. ...............................      2,300         32,315
  Praxair, Inc. ............................................      2,200        125,334
  Sigma Aldrich Corp. ......................................      2,100        105,315
                                                                           -----------
                                                                             1,308,743
                                                                           -----------
Communications -- 7.2%
  (b)AOL Time Warner, Inc. .................................      3,150         46,337
  AT&T Corp. ...............................................     21,000        224,700
  BellSouth Corp. ..........................................     13,350        420,525
  (b)Comcast Corp., Special Class A, Non-Voting.............      6,200        147,808
  Corning, Inc. ............................................     18,100         64,255
  (b)Garmin Ltd.............................................      2,700         59,535
  (b)Liberty Media Corp., Series A..........................        800          8,000
  (b)Nortel Networks Corp...................................     71,300        103,385
  Qwest Communications International, Inc. .................     23,500         65,800
  SBC Communications, Inc. .................................     24,466        746,212
  Sprint Corp. .............................................     18,250        193,633
  (b)Tellabs, Inc. .........................................      5,900         36,580
  Verizon Communications, Inc. .............................     19,814        795,531
  (b)WorldCom, Inc. ........................................    132,450        109,934
                                                                           -----------
                                                                             3,022,235
                                                                           -----------
Computers -- 2.0%
  (b)Adaptec, Inc. .........................................        800          6,312
  (b)Apple Computer, Inc. ..................................      5,650        100,118
  Hewlett Packard Co. ......................................     20,800        317,824
  International Business Machines Corp. ....................      4,500        324,000
  (b)NCR Corp...............................................      2,200         76,120
  (b)Quantum Corp. - DLT & Storage Systems Group............      5,600         23,520
                                                                           -----------
                                                                               847,894
                                                                           -----------
Consumer Products -- 3.2%
  Bemis Co., Inc. ..........................................      1,900         90,250
  Black & Decker Corp. .....................................      2,100        101,220
  Clorox Co. ...............................................      2,100         86,835

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Products (Continued)
  Fortune Brands, Inc. .....................................      6,250    $   350,000
  Newell Rubbermaid, Inc. ..................................      3,900        136,734
  (b)Polycom, Inc. .........................................      4,400         52,756
  The Procter & Gamble Co. .................................      4,925        439,803
  Whirlpool Corp. ..........................................      1,550        101,308
                                                                           -----------
                                                                             1,358,906
                                                                           -----------
Containers -- 0.6%
  (b)Owens-Illinois, Inc. ..................................      1,200         16,488
  (b)Pactiv Corp............................................      5,000        119,000
  Sonoco Products Co. ......................................      3,600        101,952
                                                                           -----------
                                                                               237,440
                                                                           -----------
Drugs & Health Care -- 3.4%
  Abbott Laboratories.......................................      4,300        161,895
  Aetna, Inc. ..............................................        600         28,782
  Becton, Dickinson & Co. ..................................      1,100         37,895
  Bristol-Myers Squibb Co. .................................      9,500        244,150
  (b)Health Net, Inc. ......................................      4,600        123,142
  (b)Humana, Inc. ..........................................      7,600        118,788
  IMS Health, Inc. .........................................      2,200         39,490
  Johnson & Johnson.........................................      2,350        122,811
  Merck & Co., Inc. ........................................      6,200        313,968
  (b)Tenet Healthcare Corp. ................................      1,850        132,368
  (b)Wellpoint Health Networks, Inc. .......................      1,400        108,934
                                                                           -----------
                                                                             1,432,223
                                                                           -----------
Electronics -- 1.5%
  ALLETE, Inc. .............................................      2,400         65,040
  (b)Arrow Electronics, Inc. ...............................      3,700         76,775
  Avnet, Inc. ..............................................      4,200         92,358
  Hubbell, Inc., Class B....................................      1,900         64,885
  Johnson Controls, Inc. ...................................      1,900        155,059
  (b)Solectron Corp. .......................................     11,600         71,340
  (b)SPX Corp. .............................................        700         82,250
  Thomas & Betts Corp. .....................................        450          8,370
                                                                           -----------
                                                                               616,077
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Energy -- 0.7%
  (b)Mirant Corp. ..........................................      3,750    $    27,375
  Potomac Electric Power Co. ...............................        800         17,184
  (b)Reliant Resources, Inc. ...............................      1,000          8,750
  Royal Dutch Petroleum Co. ................................        500         27,635
  Valero Energy Corp. ......................................      4,400        164,648
  Westar Energy, Inc. ......................................      2,800         42,980
                                                                           -----------
                                                                               288,572
                                                                           -----------
Entertainment -- 0.7%
  Walt Disney Co. ..........................................     14,575        275,468
                                                                           -----------
Finance -- 9.6%
  Ambac Financial Group, Inc. ..............................      2,150        144,480
  American Express Co. .....................................      1,300         47,216
  (b)Americredit Corp. .....................................      3,200         89,760
  Bear Stearns Co., Inc. ...................................      2,100        128,520
  Citigroup, Inc. ..........................................     34,182      1,324,552
  Countrywide Credit Industries, Inc. ......................      4,000        193,000
  Fidelity National Financial, Inc. ........................      4,600        145,360
  FleetBoston Financial Corp. ..............................      7,126        230,526
  GreenPoint Financial Corp. ...............................      2,800        137,480
  Household International, Inc. ............................      5,950        295,715
  Lehman Brothers Holdings, Inc. ...........................      4,050        253,206
  MBNA Corp. ...............................................      2,100         69,447
  Merrill Lynch & Co. ......................................      1,300         52,650
  Morgan Stanley Dean Witter & Co. .........................      9,550        411,414
  Washington Mutual, Inc. ..................................     13,825        513,045
                                                                           -----------
                                                                             4,036,371
                                                                           -----------
Finance - Investment & Other -- 2.2%
  Charter One Financial, Inc. ..............................      8,055        276,931
  Fannie Mae................................................      4,900        361,375
  Freddie Mac...............................................      3,100        189,720
  PMI Group, Inc. ..........................................      2,800        106,960
                                                                           -----------
                                                                               934,986
                                                                           -----------
Food & Food Distributors -- 3.0%
  Albertson's, Inc. ........................................      2,600         79,196
  Archer-Daniels Midland Co. ...............................     15,579        199,255
  ConAgra, Inc. ............................................     11,150        308,298
  (b)Dean Foods Co. ........................................      1,472         54,906
  Dole Food Co. ............................................      2,400         69,240

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors (Continued)
  Kellogg Co. ..............................................        600    $    21,516
  (b)Kroger Co. ............................................      3,600         71,640
  Sara Lee Corp. ...........................................      5,800        119,712
  (b)Smithfield Foods, Inc. ................................      3,100         57,505
  Supervalu, Inc. ..........................................      1,100         26,983
  The J.M. Smuckers Co. ....................................          1             17
  Tyson Foods, Inc. ........................................     14,959        232,014
                                                                           -----------
                                                                             1,240,282
                                                                           -----------
Industrial Conglomerate -- 0.5%
  3M Co. ...................................................      1,600        196,800
                                                                           -----------
Industrial Diversified -- 0.5%
  Parker-Hannifin Corp. ....................................      2,100        100,359
  Sherwin-Williams Co. .....................................      4,000        119,720
                                                                           -----------
                                                                               220,079
                                                                           -----------
Insurance -- 4.8%
  Allstate Corp. ...........................................      5,500        203,390
  American International Group, Inc. .......................      2,379        162,319
  Aon Corp. ................................................      2,600         76,648
  Chubb Corp. ..............................................      1,950        138,060
  Cigna Corp. ..............................................      1,600        155,872
  John Hancock Financial Services, Inc. ....................      2,700         95,040
  Loews Corp. ..............................................      3,000        158,970
  MBIA, Inc. ...............................................        750         42,398
  MetLife, Inc. ............................................      4,600        132,480
  MGIC Investment Corp. ....................................      1,700        115,260
  Old Republic International Corp. .........................      3,500        110,250
  (b)Principal Financial Group..............................      3,400        105,400
  Radian Group, Inc. .......................................      2,900        141,665
  RenaissanceRe Holdings Ltd. ..............................      2,500         91,500
  Torchmark Corp. ..........................................      5,200        198,640
  XL Capital Ltd. Class A...................................      1,200        101,640
                                                                           -----------
                                                                             2,029,532
                                                                           -----------
Leisure & Amusements -- 0.2%
  Royal Caribbean Cruises Ltd. .............................      3,650         71,175
                                                                           -----------
Machinery & Instrumentation -- 0.1%
  Snap-On, Inc. ............................................      2,100         62,349
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing -- 2.1%
  Cooper Industries, Inc. ..................................      5,300    $   208,290
  Honeywell International, Inc. ............................      5,100        179,673
  PPG Industries, Inc. .....................................      5,350        331,165
  (b)Smurfit-Stone Container Corp. .........................      6,500        100,230
  Tyco International Ltd. ..................................      3,000         40,530
                                                                           -----------
                                                                               859,888
                                                                           -----------
Manufacturing Equipment -- 0.4%
  ITT Industries, Inc. .....................................      2,500        176,500
                                                                           -----------
Media -- 0.6%
  (b)Viacom, Inc., Class B..................................      5,650        250,691
                                                                           -----------
Oil & Gas -- 10.2%
  Amerada Hess Corp. .......................................      1,500        123,750
  Ashland, Inc. ............................................      2,850        115,425
  ChevronTexaco Corp. ......................................     11,350      1,004,474
  Conoco, Inc. .............................................      4,300        119,540
  Devon Energy Corp. .......................................      2,200        108,416
  Exxon Mobil Corp. ........................................     48,356      1,978,727
  (b)FMC Technologies, Inc. ................................      2,163         44,904
  KeySpan Corp. ............................................      2,200         82,830
  (b)Noble Corp. ...........................................      1,300         50,180
  Occidental Petroleum Corp. ...............................      5,200        155,948
  Ocean Energy, Inc. .......................................      4,000         86,680
  Phillips Petroleum Co. ...................................      5,100        300,288
  Teekay Shipping Corp. ....................................      2,400         88,536
  Williams Cos., Inc. ......................................      5,250         31,448
                                                                           -----------
                                                                             4,291,146
                                                                           -----------
Paper & Forest Products -- 1.2%
  Boise Cascade Corp. ......................................      2,300         79,419
  International Paper Co. ..................................      3,900        169,962
  MeadWestvaco Corp. .......................................      6,298        211,361
  Temple Inland, Inc. ......................................        700         40,502
                                                                           -----------
                                                                               501,244
                                                                           -----------
Photography Equipment & Supplies -- 0.3%
  Eastman Kodak Co. ........................................      4,400        128,348
                                                                           -----------
Radio -- 0.2%
  (b)Westwood One, Inc. ....................................      2,900         96,918
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Railroads -- 1.6%
  Burlington Northern Santa Fe Corp. .......................      7,300    $   219,000
  CSX Corp. ................................................      1,500         52,575
  Norfolk Southern Corp. ...................................      5,500        128,590
  Union Pacific Corp., Series A.............................      4,275        270,522
                                                                           -----------
                                                                               670,687
                                                                           -----------
Real Estate -- 0.2%
  Vornado Realty Trust......................................      1,900         87,780
                                                                           -----------
Restaurants -- 1.0%
  (b)Brinker International, Inc. ...........................      2,650         84,138
  Darden Restaurants, Inc. .................................      6,025        148,817
  McDonald's Corp. .........................................        600         17,070
  Wendy's International, Inc. ..............................      1,800         71,694
  (b)YUM! Brands, Inc. .....................................      3,800        111,150
                                                                           -----------
                                                                               432,869
                                                                           -----------
Retail Merchandising -- 3.0%
  (b)Barnes & Noble, Inc. ..................................      2,400         63,432
  (b)Federated Department Stores, Inc. .....................      5,600        222,320
  Leggett & Platt, Inc. ....................................      4,400        102,960
  May Department Stores Co. ................................      2,900         95,497
  (b)Mohawk Industries, Inc., Class A.......................      1,900        116,907
  Penney (J.C.) Co., Inc. ..................................      3,250         71,565
  Ross Stores, Inc. ........................................      2,400         97,800
  Sears, Roebuck & Co. .....................................      7,250        393,675
  TJX Cos., Inc. ...........................................      5,600        109,816
                                                                           -----------
                                                                             1,273,972
                                                                           -----------
Semiconductors -- 0.5%
  (b)Integrated Circuit Systems, Inc. ......................      4,700         94,893
  (b)Intersil Holding Corp. ................................      1,500         32,070
  (b)National Semiconductor Corp. ..........................      2,700         78,759
                                                                           -----------
                                                                               205,722
                                                                           -----------
Software -- 0.3%
  Adobe Systems, Inc. ......................................      2,100         59,850
  (b)Compuware Corp. .......................................      7,950         48,257
                                                                           -----------
                                                                               108,107
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Technology -- 0.6%
  (b)Ingram Micro, Inc., Class A............................      6,400    $    88,000
  (b)Storage Technology Corp. ..............................      5,000         79,850
  (b)Tech Data Corp. .......................................      2,400         90,840
                                                                           -----------
                                                                               258,690
                                                                           -----------
Tobacco -- 1.6%
  Philip Morris Cos., Inc. .................................     14,950        653,016
                                                                           -----------
Utilities -- 4.4%
  Allegheny Energy, Inc. ...................................      2,800         72,100
  Ameren Corp. .............................................      3,200        137,632
  American Electric Power Co. ..............................      3,440        137,669
  Cinergy Corp. ............................................      3,200        115,168
  CMS Energy Corp. .........................................      2,800         30,744
  Consolidated Edison, Inc. ................................      2,800        116,900
  Constellation Energy Group................................      3,000         88,020
  Detroit Edison Co. .......................................      1,600         71,424
  Emerson Electric Co. .....................................      2,900        155,179
  Energy East Corp. ........................................      3,850         87,010
  Entergy Corp. ............................................      3,300        140,052
  Exelon Corp. .............................................      1,100         57,530
  Pinnacle West Capital Corp. ..............................      1,900         75,050
  Progress Energy, Inc. ....................................      1,200         62,412
  Puget Energy, Inc. .......................................      3,600         74,340
  Reliant Energy, Inc. .....................................      5,250         88,725
  Sempra Energy.............................................      2,400         53,112
  TXU Corp. ................................................      4,050        208,777
  Wisconsin Energy Corp. ...................................        900         22,743
  Xcel Energy, Inc. ........................................      3,600         60,372
                                                                           -----------
                                                                             1,854,959
                                                                           -----------
Waste Management -- 0.2%
  (b)Republic Services, Inc. ...............................      4,350         82,955
                                                                           -----------
        TOTAL COMMON STOCKS.................................                40,042,213
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Large Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................    438,542    $   438,542
                                                                           -----------
    TOTAL SHORT-TERM INVESTMENTS............................                   438,542
                                                                           -----------
    (a)TOTAL INVESTMENTS -- 96.5% (COST $41,478,323)........                40,480,755
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.5%...............                 1,449,954
                                                                           -----------
NET ASSETS -- 100.0%........................................               $41,930,709
                                                                           ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation............................  $ 3,684,983
Unrealized depreciation............................   (4,682,551)
                                                     -----------
Net unrealized depreciation........................  $  (997,568)
                                                     ===========

(b) Denotes a non-income producing security.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio(+)

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The All Pro Small Cap Growth Portfolio delivered a -20.76% total return during the six months ended June 30, 2002. The Portfolio slightly underperformed its benchmark index, the Wilshire Small Growth Index(1), which posted a total return of -19.11%.

The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms employ a proven small-cap growth orientation and discipline.

                                                          APPROXIMATE
                        MANAGER                           PORTFOLIO %
                        -------                           -----------
Husic Capital Management................................       60%
Lee Munder Investments, Ltd. ...........................       40%
                                                              ---
Total Portfolio.........................................      100%

Stocks performed poorly during the recent period. Investors expressed concern about corporate profit growth and were shaken by accounting scandals at firms such as Enron and WorldCom. A weakening dollar, violence in the Middle East, Pakistan, and India, and the threat of renewed terrorist attacks in the U.S. added to investor uncertainty. In this environment, small-company growth stocks suffered significant losses, as investors reduced their earnings growth expectations.

The Portfolio seeks to invest in high-quality, financially strong growth companies in attractive industries. The Portfolio increased its exposure to the consumer discretionary sector. This industry should benefit from stable and visible earnings, and strong spending by baby boomers. The Portfolio also underweighted health care, due to concerns about potential health care reforms that could hurt the sector's prospects.

We expect small-cap growth stocks' performance to improve going forward. Earnings expectations for next year are becoming more reasonable, while valuations appear relatively attractive. Corporate accounting reforms should also rebuild investors confidence in the capital markets and the quality of corporate earnings.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Retail Merchandising........................................  16.2%
Aerospace & Defense.........................................   7.9%
Drugs & Health Care.........................................   7.7%
Business & Consumer Services................................   6.6%
Communications..............................................   6.5%
Oil & Gas...................................................   6.3%

We will continue to invest in high-quality firms capable of delivering above-average earnings growth over the long term. In the technology sector, we are focusing on firms with strong balance sheets that are taking advantage of the current downturn to strengthen their positions by investing in research and development and making strategic acquisitions. We expect industries and companies connected with government spending to perform well, as the government increases its spending on intelligence, surveillance and defense. Finally, the energy sector looks attractive as America increasingly seeks to reduce its dependence on foreign sources of energy.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(+) Small-capitalization funds typically carry additional risk, since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
(1) The Wilshire Small Growth Index measures small-cap stocks that exhibit growth characteristics. This is a market capitalization weighted index including a selection of securities chosen from the Wilshire Small Cap 1750 Index that meet Wilshire's definition for growth. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the All Pro Small Cap Growth Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCKS -- 97.2%
Aerospace & Defense -- 7.9%
  (b)Aeroflex, Inc. ........................................       70,938    $   493,019
  (b)DRS Technologies, Inc. ................................       20,900        893,475
  (b)Kroll, Inc. ...........................................       31,800        667,164
  (b)Titan Corp. ...........................................       44,700        817,563
  United Industrial Corp. ..................................       20,700        452,295
                                                                             -----------
                                                                               3,323,516
                                                                             -----------
Airlines -- 1.4%
  (b)Atlantic Coast Airlines, Inc. .........................       11,600        251,720
  SkyWest, Inc. ............................................       14,100        329,799
                                                                             -----------
                                                                                 581,519
                                                                             -----------
Automotive & Equipment -- 4.3%
  ArvinMeritor, Inc. .......................................       10,325        247,800
  (b)Circuit City Stores, Inc. - CarMax Group...............        5,600        121,240
  (b)Copart, Inc. ..........................................       33,650        546,140
  (b)United Auto Group, Inc. ...............................       42,877        896,129
                                                                             -----------
                                                                               1,811,309
                                                                             -----------
Banks -- 1.7%
  UCBH Holdings, Inc. ......................................       18,500        703,185
                                                                             -----------
Building & Building Supplies -- 2.2%
  (b)Dominion Homes, Inc. ..................................        8,300        167,909
  (b)WCI Communities, Inc. .................................        6,892        199,523
  (b)Willbros Group, Inc. ..................................       32,100        545,700
                                                                             -----------
                                                                                 913,132
                                                                             -----------
Business & Consumer Services -- 6.6%
  (b)CACI International, Inc., Class A......................        7,000        267,330
  (b)Career Education Corp. ................................        8,300        373,500
  (b)Corinthian Colleges, Inc. .............................        9,800        332,122
  (b)Corporate Executive Board Co. .........................        8,600        294,550
  (b)Costar Group, Inc. ....................................        8,900        182,717
  (b)DeVry, Inc. ...........................................        9,900        226,116
  (b)Education Management Corp. ............................        4,800        195,504
  (b)FTI Consulting, Inc. ..................................        5,400        189,054
  (b)Interactive Data Corp. ................................       13,400        195,104
  (b)On Assignment, Inc. ...................................       12,100        215,380
  (b)Scan Source, Inc. .....................................        4,200        257,922

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Business & Consumer Services (Continued)
  (b)Secure Computing Corp. ................................        5,600    $    42,280
                                                                             -----------
                                                                               2,771,579
                                                                             -----------
Chemicals & Allied Products -- 0.3%
  (b)Symyx Technologies, Inc. ..............................        9,400        130,848
                                                                             -----------
Communications -- 6.5%
  (b)Anaren Microwave, Inc. ................................       27,100        234,144
  (b)Covad Communications Group, Inc. ......................      199,900        235,882
  (b)Cox Radio, Inc., Class A...............................       14,900        359,090
  (b)Entercom Communications Corp. .........................       11,111        509,995
  (b)Entravision Communications Corp. ......................       37,774        462,732
  (b)Radio One, Inc. .......................................       37,300        554,651
  (b)Regent Communications, Inc. ...........................       40,600        286,595
  (b)Verisity Ltd. .........................................        6,256        108,479
                                                                             -----------
                                                                               2,751,568
                                                                             -----------
Computers -- 3.6%
  (b)Anteon International Corp. ............................       13,000        328,640
  (b)Foundry Networks, Inc. ................................       29,800        209,494
  (b)McDATA Corp., Class B..................................       20,900        186,010
  (b)Redback Networks, Inc. ................................      203,500        364,265
  (b)Silicon Graphics, Inc..................................      108,754        319,737
  (b)Virage Logic Corp. ....................................        9,800        127,596
                                                                             -----------
                                                                               1,535,742
                                                                             -----------
Drugs & Health Care -- 7.7%
  (b)Accredo Health, Inc. ..................................        3,500        161,490
  (b)Atrix Laboratories, Inc. ..............................        7,000        155,750
  (b)Cell Genesys, Inc. ....................................       16,400        221,220
  (b)Connetics Corp. .......................................       12,400        160,196
  (b)Covance, Inc. .........................................       17,900        335,625
  (b)First Horizon Pharmaceutical Corp. ....................        8,800        182,072
  (b)Medicis Pharmaceutical Corp., Class A..................        6,000        256,560
  (b)OSI Pharmaceuticals, Inc. .............................        8,200        196,964
  (b)Pharmaceutical Product Development, Inc. ..............       13,100        345,054
  (b)Priority Healthcare Corp. Class B......................       33,900        796,649
  (b)Protein Design Labs, Inc. .............................       22,800        247,608
  (b)Province Healthcare Co. ...............................        8,700        194,532
                                                                             -----------
                                                                               3,253,720
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Electrical Equipment -- 0.0%
  (b)Merix Corp. ...........................................        1,800    $    15,444
                                                                             -----------
Electronics -- 2.2%
  (b)Benchmark Electronics, Inc. ...........................        3,200         92,800
  (b)Cognex Corp. ..........................................       10,900        218,545
  (b)Semtech Corp. .........................................        7,300        194,910
  (b)SIPEX Corp. ...........................................       29,400        143,737
  (b)Wilson Greatbatch Technologies, Inc. ..................       11,100        282,828
                                                                             -----------
                                                                                 932,820
                                                                             -----------
Entertainment -- 3.8%
  (b)AMC Entertainment, Inc. ...............................       55,700        790,940
  (b)Crown Media Holdings, Inc. Class A.....................       56,204        443,450
  (b)Pinnacle Entertainment, Inc. ..........................       34,200        363,546
                                                                             -----------
                                                                               1,597,936
                                                                             -----------
Food & Food Distributors -- 1.8%
  (b)American Italian Pasta Co. ............................       15,100        769,949
                                                                             -----------
Human Resources -- 0.5%
  (b)Hewitt Associates, Inc. ...............................        8,400        195,720
                                                                             -----------
Information Technology -- 0.4%
  (b)SRA International, Inc. Class A........................        5,600        151,088
                                                                             -----------
Manufacturing -- 0.3%
  (b)Applied Films Corp. ...................................        9,800        109,368
                                                                             -----------
Media -- 0.3%
  (b)Cumulus Media, Inc. ...................................        9,000        124,020
                                                                             -----------
Medical & Medical Services -- 3.7%
  (b)Amerigroup Corp. ......................................       15,000        409,200
  (b)AmSurg Corp. ..........................................       10,500        275,730
  (b)Eclipsys Corp. ........................................       10,000         65,590
  (b)Pain Therapeutics, Inc. ...............................       14,500        121,220
  (b)QuadraMed Corp. .......................................       64,357        449,855
  (b)Telik, Inc. ...........................................       19,400        242,500
                                                                             -----------
                                                                               1,564,095
                                                                             -----------
Medical Equipment & Supplies -- 0.6%
  (b)Merit Medical Systems, Inc. ...........................       12,675        260,471
                                                                             -----------
Mortgage Reits -- 0.4%
  Anworth Mortgage Asset Corp. .............................       13,400        187,466
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Office Equipment & Supplies -- 1.1%
  (b)Moore Corp., Ltd. .....................................       40,100    $   460,348
                                                                             -----------
Oil & Gas -- 6.3%
  (b)Cal Dive International, Inc. ..........................       17,200        378,400
  (b)Evergreen Resources, Inc. .............................       18,711        795,218
  (b)Grand Prideco, Inc. ...................................       46,400        631,040
  (b)Tom Brown, Inc. .......................................       25,600        725,760
  (b)Varco International, Inc. .............................        7,200        126,288
                                                                             -----------
                                                                               2,656,706
                                                                             -----------
Oil Equipment & Services -- 5.2%
  (b)Patterson - UTI Energy, Inc. ..........................       49,500      1,397,385
  Rowan Cos., Inc. .........................................       36,400        780,780
                                                                             -----------
                                                                               2,178,165
                                                                             -----------
Restaurants -- 1.5%
  (b)California Pizza Kitchen, Inc. ........................       10,300        255,440
  Landry's Seafood Restaurants, Inc. .......................       15,400        392,854
                                                                             -----------
                                                                                 648,294
                                                                             -----------
Retail Merchandising -- 16.2%
  (b)1-800-Flowers.Com, Inc. ...............................       50,900        568,044
  (b)AnnTaylor Stores Corp. ................................        7,500        190,425
  (b)Charlotte Russe Holding, Inc. .........................       12,200        272,426
  (b)Designs, Inc...........................................       97,200        657,947
  (b)Foot Locker, Inc. .....................................       14,400        208,080
  (b)Galyan's Co. ..........................................       13,300        296,058
  (b)Hollywood Entertainment Corp. .........................       49,900      1,031,932
  (b)Hot Topic, Inc. .......................................       35,700        953,547
  (b)Mohawk Industries, Inc., Class A.......................        6,300        387,639
  (b)Oakley, Inc. ..........................................       35,900        624,660
  (b)The Finish Line, Inc. Class A..........................       60,591      1,085,790
  (b)Ultimate Electronics, Inc. ............................        5,700        147,687
  (b)West Marine, Inc. .....................................       29,895        381,460
                                                                             -----------
                                                                               6,805,695
                                                                             -----------
Semiconductors -- 5.9%
  (b)Advanced Energy Industries, Inc. ......................        5,200        115,336
  (b)Atmi, Inc. ............................................        6,600        147,642
  (b)Brooks - PRI Automation, Inc. .........................        4,500        115,020
  (b)Cirrus Logic, Inc. ....................................       34,700        259,903
  (b)Entegris, Inc. ........................................       21,400        312,440

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Semiconductors (Continued)
  (b)Exar Corp. ............................................       13,200    $   260,304
  Helix Technology Corp. ...................................       12,500        257,500
  (b)Microsemi Corp. .......................................        9,500         62,700
  (b)Oak Technology, Inc. ..................................       27,100        122,763
  (b)Pericom Semiconductor Corp. ...........................       20,200        234,118
  (b)PLX Technology, Inc. ..................................       12,000         51,000
  (b)Power Integrations, Inc. ..............................       14,900        266,695
  (b)Silicon Image, Inc. ...................................       29,500        180,540
  (b)Silicon Laboratories, Inc. ............................        4,100        110,946
                                                                             -----------
                                                                               2,496,907
                                                                             -----------
Software -- 4.3%
  (b)Activision, Inc. ......................................        9,900        287,694
  (b)Embarcadero Technologies, Inc. ........................        5,100         31,518
  (b)Inktomi Corp...........................................      128,200        112,816
  (b)JDA Software Group, Inc. ..............................        3,200         90,432
  (b)Kana Software, Inc. ...................................       50,100        200,400
  (b)Legato Systems, Inc. ..................................       44,313        159,527
  (b)PDF Solutions, Inc. ...................................        3,300         24,123
  (b)Renaissance Learning, Inc. ............................        2,800         56,616
  (b)United Online, Inc. ...................................       69,415        834,368
                                                                             -----------
                                                                               1,797,494
                                                                             -----------
Transportation Services -- 0.5%
  (b)Forward Air Corp. .....................................        6,700        219,626
                                                                             -----------
    TOTAL COMMON STOCKS.....................................                  40,947,730
                                                                             -----------
SHORT-TERM INVESTMENTS -- 1.1%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................      476,406        476,406
                                                                             -----------
    TOTAL SHORT-TERM INVESTMENTS............................                     476,406
                                                                             -----------
    (a)TOTAL INVESTMENTS -- 98.3% (COST $45,983,921)........                  41,424,136
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7%...............                     709,512
                                                                             -----------
NET ASSETS -- 100.0%........................................                 $42,133,648
                                                                             ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation............................  $ 3,671,495
Unrealized depreciation............................   (8,231,280)
                                                     -----------
Net unrealized depreciation........................  $(4,559,785)
                                                     ===========

(b) Denotes a non-income producing security.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio(+)

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The All Pro Small Cap Value Portfolio delivered a 2.57% total return during the six months ended June 30, 2002. The Portfolio underperformed its benchmark index, the Wilshire Small Value Index(1), which posted a total return of 3.88%.

The following two sub-advisers perform the day-to-day management of the Portfolio. The two firms employ a proven small cap value orientation and discipline.

                                                          APPROXIMATE
MANAGER                                                   PORTFOLIO%
- -------                                                   -----------
Sterling Capital Management.............................       50%
Reams Asset Management..................................       50%
                                                              ---
Total Portfolio.........................................      100%

The stock market performed poorly during the period. Investor confidence in corporate earnings plummeted due to well-publicized accounting scandals at firms such as Enron, WorldCom and Tyco International. The pace of the economic rebound slowed and unemployment remained high. Ongoing violence in the Middle East, Pakistan and India also created uncertainty that helped to drive stock prices lower.

Small-company value stocks delivered positive returns, significantly outperforming large-cap indices such as the S&P 500 (down 13.2% during the period). Value-oriented shares of small companies also outperformed the overall small-cap stock market, as investors focused on valuation in the uncertain environment.

The Portfolio benefited from its overweight positions in strong-performing sectors such as consumer durables and materials & processing, and its underweight position in the technology sector. The Portfolio also shifted assets out of stocks that had performed exceptionally well, and reinvested the profits in areas that offered compelling valuations.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Manufacturing...............................................  15.1%
Chemicals & Allied Products.................................   9.6%
Business & Consumer Services................................   7.8%
Banks.......................................................   6.9%
Building & Building Supplies................................   5.6%

The stock market continues to face challenges, including weak investor confidence and uncertainty about the pace of the economic recovery. However, stock valuations have become more reasonable during the past two years. We will continue to invest in attractively valued shares of well-managed small companies with strong long-term prospects.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(+) Small-capitalization funds typically carry additional risk, since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
(1) The Wilshire Small Cap Value Index measures small-cap stocks that exhibit value characteristics. This is a market capitalization weighted index including a selection of securities chosen from the Wilshire Small Cap 1750 Index that meet Wilshire's definition of value. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the All Pro Small Cap Value Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCKS -- 96.5%
Advertising -- 0.9%
  (b)R.H. Donnelley Corp. ..................................        16,975    $   474,791
                                                                              -----------
Air Transport -- 1.1%
  (b)EGL, Inc. .............................................        33,450        567,312
                                                                              -----------
Apparel -- 2.1%
  (b)Footstar, Inc. ........................................        16,375        400,696
  Kellwood Co. .............................................        13,575        441,187
  (b)Unifi, Inc. ...........................................        22,725        247,703
                                                                              -----------
                                                                                1,089,586
                                                                              -----------
Automotive & Equipment -- 1.8%
  (b)Speedway Motorsports, Inc. ............................        36,350        924,381
                                                                              -----------
Banks -- 6.9%
  Bank of Hawaii Corp. .....................................        35,675        998,900
  Colonial BancGroup, Inc. .................................        25,000        375,000
  Commercial Federal Corp. .................................        38,125      1,105,625
  First Financial Bancorp...................................         7,450        145,797
  (b)Local Financial Corp. .................................        34,400        561,064
  Sovereign Bancorp, Inc. ..................................        27,300        408,135
                                                                              -----------
                                                                                3,594,521
                                                                              -----------
Broadcasting & Publishing -- 4.7%
  American Greetings Corp. Class A..........................        46,975        782,603
  Banta Corp. ..............................................        19,600        703,640
  Bowne & Co., Inc. ........................................        15,825        233,261
  Hollinger International, Inc. ............................        63,975        767,700
                                                                              -----------
                                                                                2,487,204
                                                                              -----------
Building & Building Supplies -- 5.6%
  Clayton Homes, Inc. ......................................        24,200        382,360
  (b)Dycom Industries, Inc. ................................        42,000        490,980
  (b)NCI Building Systems, Inc. ............................        22,800        405,840
  Texas Industries, Inc. ...................................        34,200      1,076,958
  York International Corp. .................................        17,100        577,809
                                                                              -----------
                                                                                2,933,947
                                                                              -----------
Business & Consumer Services -- 7.8%
  (b)Black Box Corp. .......................................         9,200        374,716
  (b)CDI Corp. .............................................        14,500        471,975
  (b)CSG Systems International, Inc. .......................        22,700        434,478
  (b)Maximus, Inc. .........................................        21,800        691,060
  (b)MPS Group, Inc. .......................................        76,200        647,700

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Business & Consumer Services (Continued)
  U.S. Freightways Corp. ...................................        16,700    $   632,429
  Wallace Computer Services, Inc. ..........................        39,100        840,649
                                                                              -----------
                                                                                4,093,007
                                                                              -----------
Chemicals -- 1.4%
  Tredegar Industries, Inc..................................        31,375        757,706
                                                                              -----------
Chemicals & Allied Products -- 9.6%
  Albemarle Corp. ..........................................        19,800        608,850
  Crompton Corp. ...........................................        50,700        646,425
  (b)Cytec Industries, Inc. ................................        54,250      1,705,619
  Ferro Corp. ..............................................        23,400        705,510
  Millennium Chemicals, Inc. ...............................        47,825        671,941
  Spartech Corp. ...........................................        27,100        737,933
                                                                              -----------
                                                                                5,076,278
                                                                              -----------
Communications -- 3.3%
  (b)Andrew Corp. ..........................................        52,400        750,892
  Blyth Industries, Inc. ...................................        30,875        963,918
                                                                              -----------
                                                                                1,714,810
                                                                              -----------
Computers -- 0.6%
  (b)Gateway, Inc. .........................................        70,300        312,132
                                                                              -----------
Drugs & Health Care -- 1.2%
  Datascope Corp. ..........................................         8,800        243,232
  (b)RehabCare Group, Inc. .................................        15,700        377,271
                                                                              -----------
                                                                                  620,503
                                                                              -----------
Electronics -- 0.3%
  CTS Corp. ................................................        13,900        167,356
                                                                              -----------
Energy -- 0.5%
  Massey Energy Co. ........................................        20,300        257,810
                                                                              -----------
Entertainment -- 1.2%
  (b)Gaylord Entertainment Co. .............................        28,075        619,054
                                                                              -----------
Finance -- 2.7%
  American Financial Holdings, Inc. ........................        15,700        469,744
  (b)FirstFed Financial Corp. ..............................        14,300        414,700
  Waypoint Financial Corp. .................................        28,100        549,355
                                                                              -----------
                                                                                1,433,799
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Finance - Investment & Other -- 1.7%
  Waddell & Reed Financial, Inc. ...........................        38,015    $   871,304
                                                                              -----------
Food & Food Distributors -- 0.5%
  Sensient Technologies Corp. ..............................        12,000        273,120
                                                                              -----------
Insurance -- 2.4%
  Phoenix Cos., Inc. .......................................        35,225        646,379
  (b)ProAssurance Corp. ....................................        15,500        272,800
  (b)Stewart Information Services Corp. ....................        15,900        326,745
                                                                              -----------
                                                                                1,245,924
                                                                              -----------
Internet Service Providers -- 0.9%
  (b)Earthlink, Inc. .......................................        72,925        490,056
                                                                              -----------
Machinery & Instrumentation -- 2.4%
  (b)Joy Global, Inc. ......................................        38,300        664,122
  Snap-On, Inc. ............................................        19,600        581,924
                                                                              -----------
                                                                                1,246,046
                                                                              -----------
Manufacturing -- 15.1%
  Actuity Brands, Inc. .....................................        50,675        922,284
  Belden, Inc. .............................................        36,375        758,055
  Brady Corp. Class A.......................................        20,725        725,375
  Clarcor, Inc. ............................................        12,600        398,790
  Crane Co. ................................................        25,800        654,804
  Delta & Pine Land Co. ....................................        35,100        705,510
  HON Industries, Inc. .....................................        18,100        492,682
  JLG Industries, Inc. .....................................        29,800        418,094
  (b)Kemet Corp. ...........................................        20,800        371,488
  National Service Industries, Inc. ........................         6,737         60,633
  Pittston Brink's Group....................................        29,575        709,800
  Precision Castparts Corp. ................................        11,200        369,600
  Quanex Corp. .............................................         8,750        382,375
  Rayonier, Inc. ...........................................        15,500        761,515
  (b)SPS Technologies, Inc. ................................         5,650        215,661
                                                                              -----------
                                                                                7,946,666
                                                                              -----------
Manufacturing Equipment -- 0.6%
  (b)Paxar Corp. ...........................................        17,425        291,869
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Medical Equipment & Supplies -- 4.9%
  (b)Del Global Technologies Corp. .........................           164    $       604
  (b)Dendrite International, Inc. ..........................        61,525        594,947
  (b)Edwards Lifesciences Corp. ............................        22,850        530,120
  (b)Haemonetics Corp. .....................................        34,525      1,008,129
  (b)VISX, Inc. ............................................        39,375        429,188
                                                                              -----------
                                                                                2,562,988
                                                                              -----------
Oil & Gas -- 2.9%
  (b)Forest Oil Corp. ......................................        10,350        294,251
  Noble Energy, Inc. .......................................        17,300        623,665
  Vectren Corp. ............................................        23,500        589,850
                                                                              -----------
                                                                                1,507,766
                                                                              -----------
Paper & Related Products -- 0.9%
  (b)Buckeye Technologies, Inc. ............................        48,700        477,260
                                                                              -----------
Real Estate -- 1.2%
  (b)Avatar Holdings, Inc. .................................        14,100        395,364
  Prentiss Properties Trust.................................         8,100        257,175
                                                                              -----------
                                                                                  652,539
                                                                              -----------
Retail Food Chains -- 0.7%
  (b)IHOP Corp..............................................        11,800        347,510
                                                                              -----------
Retail Merchandising -- 3.6%
  Casey's General Stores, Inc. .............................        49,900        600,796
  (b)Champion Enterprises, Inc. ............................       128,300        721,046
  (b)Tommy Hilfiger Corp. ..................................        38,100        545,592
                                                                              -----------
                                                                                1,867,434
                                                                              -----------
Semiconductors -- 1.5%
  (b)Axcelis Technologies, Inc. ............................        70,850        800,605
                                                                              -----------
Software -- 1.2%
  (b)Concerto Software Inc. ................................        22,900        144,270
  (b)MSC Software Corp. ....................................        39,400        352,630
  (b)Progress Software Corp. ...............................         9,200        135,783
                                                                              -----------
                                                                                  632,683
                                                                              -----------
Sporting Goods -- 1.3%
  Callaway Golf Co..........................................        42,275        669,636
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund
All Pro Small Cap Value Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Technology -- 3.0%
  (b)American Bank Note Holographics, Inc. .................            87    $       121
  (b)BE Aerospace, Inc. ....................................        58,000        764,440
  (b)Credence Systems Corp. ................................        28,300        502,891
  (b)Dionex Corp. ..........................................        11,175        299,378
                                                                              -----------
                                                                                1,566,830
                                                                              -----------
    TOTAL COMMON STOCKS.....................................                   50,574,433
                                                                              -----------
SHORT-TERM INVESTMENTS -- 1.3%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................       667,970        667,970
                                                                              -----------
    TOTAL SHORT-TERM INVESTMENTS............................                      667,970
                                                                              -----------
WARRANTS -- 0.0%
Medical Equipment & Supplies -- 0.0%
  Del Global Technologies Corp. ............................            66            111
                                                                              -----------
Technology -- 0.0%
  American Bank Note Holographics, Inc. ....................            51              0
                                                                              -----------
    TOTAL WARRANTS..........................................                          111
                                                                              -----------
    (a)TOTAL INVESTMENTS -- 97.8% (COST $48,659,393)........                   51,242,514
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.2%...............                    1,178,829
                                                                              -----------
NET ASSETS -- 100.0%........................................                  $52,421,343
                                                                              ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation............................  $ 5,193,002
Unrealized depreciation............................   (2,609,881)
                                                     -----------
Net unrealized appreciation........................  $ 2,583,121
                                                     ===========

(b) Denotes a non-income producing security.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return for the Market Street Equity 500 Index Portfolio during the six months ended June 30, 2002 was -13.23%. The Portfolio's benchmark, the S&P 500 Index(1), posted a -13.15% total return.

SSgA Funds Management, Inc., acts as sub-adviser that performs the day-to-day management of the Portfolio.

The domestic equity markets were volatile during the period, as violence in Afghanistan and the Middle East, continued threats of terrorist attacks, and corporate accounting scandals contributed to investor concerns.

Meanwhile, however, the economy showed signs of improvement. Productivity increased due to corporate layoffs and tighter corporate spending, and excessive inventories were reduced. We feel these trends should lead to improved earnings reports and higher capital spending sometime in the next 12 months.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Drugs & Health Care.........................................  11.8%
Banks.......................................................   7.2%
Retail Merchandising........................................   6.8%
Finance.....................................................   6.4%
Oil & Gas...................................................   6.1%
Communications..............................................   5.7%

The Portfolio is passively managed to replicate the underlying stocks of the S&P 500 Index by holding each company in the Index at its approximate capitalization weight. We feel this strategy allows the Portfolio to closely mirror the performance of the S&P 500 Index, although minor differences may occur, caused by factors such as Portfolio cash flow and trading expenses.

The Portfolio will continue to remain fully invested in the S&P 500 Index. Thus, performance should be dictated by the performance of the S&P 500 index.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(1) The S&P 500 Index is a widely recognized index of 500 U.S. common stocks. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Equity 500 Index Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCKS -- 99.3%
Aerospace & Defense -- 1.8%
  Boeing Co. ...............................................       25,429    $  1,144,305
  General Dynamics Corp. ...................................        6,200         659,370
  Goodrich Corp. ...........................................        3,200          87,424
  Lockheed Martin Corp. ....................................       13,800         959,100
  Northrop Grumman Corp. ...................................        3,500         437,500
  Raytheon Co. .............................................       11,900         484,925
  Rockwell Collins, Inc. ...................................        5,600         153,552
  United Technologies Corp. ................................       14,200         964,180
                                                                             ------------
                                                                                4,890,356
                                                                             ------------
Airlines -- 0.2%
  (b)AMR Corp. .............................................        4,600          77,556
  Delta Air Lines, Inc. ....................................        3,800          76,000
  Southwest Airlines Co. ...................................       23,150         374,104
                                                                             ------------
                                                                                  527,660
                                                                             ------------
Apparel -- 0.4%
  (b)Jones Apparel Group, Inc. .............................        3,700         138,750
  Limited, Inc. ............................................       15,600         332,280
  Liz Claiborne, Inc. ......................................        3,400         108,120
  Nike, Inc., Class B.......................................        8,100         434,565
  (b)Reebok International Ltd. .............................        1,700          50,150
  VF Corp. .................................................        3,600         141,156
                                                                             ------------
                                                                                1,205,021
                                                                             ------------
Automobiles -- 0.6%
  Ford Motor Co. ...........................................       54,932         878,912
  General Motors Corp. .....................................       16,752         895,394
                                                                             ------------
                                                                                1,774,306
                                                                             ------------
Automotive & Equipment -- 0.7%
  (b)AutoZone, Inc. ........................................        3,200         247,360
  Cooper Tire & Rubber Co. .................................        2,500          51,375
  Dana Corp. ...............................................        4,700          87,091
  Delphi Automotive Systems Corp. ..........................       17,300         228,360
  Genuine Parts Co. ........................................        5,400         188,298
  Goodyear Tire & Rubber Co. ...............................        4,800          89,808
  Harley-Davidson, Inc. ....................................        9,100         466,556
  Navistar International Corp. .............................        2,000          64,000
  Paccar, Inc. .............................................        3,350         148,707

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Automotive & Equipment (Continued)
  TRW, Inc. ................................................        3,800    $    216,524
  Visteon Corp. ............................................        3,723          52,867
                                                                             ------------
                                                                                1,840,946
                                                                             ------------
Banks -- 7.2%
  AmSouth Bancorp...........................................       10,700         239,466
  Bank of America Corp. ....................................       46,607       3,279,268
  Bank of New York Co., Inc. ...............................       22,300         752,625
  Bank One Corp. ...........................................       35,500       1,366,040
  BB&T Corp. ...............................................       14,700         567,420
  Comerica, Inc. ...........................................        5,500         337,700
  Fifth Third Bancorp.......................................       17,985       1,198,700
  First Tennessee National Corp. ...........................        4,000         153,200
  Golden West Financial Corp. ..............................        4,700         323,266
  Huntington Bancshares, Inc. ..............................        7,810         151,670
  J.P. Morgan Chase & Co. ..................................       60,593       2,055,315
  KeyCorp. .................................................       12,800         349,440
  Marshall & Ilsley Corp. ..................................        6,400         197,952
  Mellon Financial Corp. ...................................       13,400         421,162
  National City Corp. ......................................       18,500         615,125
  Northern Trust Corp. .....................................        6,900         304,014
  PNC Bank Corp. ...........................................        8,700         454,836
  Regions Financial Corp. ..................................        6,700         235,505
  SouthTrust Corp. .........................................       10,600         276,872
  SunTrust Banks, Inc. .....................................        8,800         595,936
  Synovus Financial Corp. ..................................        8,700         239,424
  Union Planters Corp. .....................................        6,100         197,457
  US Bancorp................................................       57,968       1,353,553
  Wachovia Corp. ...........................................       41,400       1,580,652
  Wells Fargo Co. ..........................................       51,759       2,591,056
  Zions Bancorp. ...........................................        2,800         145,880
                                                                             ------------
                                                                               19,983,534
                                                                             ------------
Beverages -- 3.2%
  Adolph Coors Co. .........................................        1,100          68,530
  Anheuser-Busch Companies, Inc. ...........................       26,500       1,325,000
  Brown-Forman Corp. .......................................        2,100         144,900
  Coca-Cola Co. ............................................       75,213       4,211,928
  Coca-Cola Enterprises, Inc. ..............................       13,200         291,456

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Beverages (Continued)
  Pepsi Bottling Group, Inc. ...............................        8,500    $    261,800
  PepsiCo, Inc. ............................................       53,430       2,575,326
                                                                             ------------
                                                                                8,878,940
                                                                             ------------
Broadcasting & Publishing -- 1.0%
  American Greetings Corp. Class A..........................        2,000          33,320
  (b)Clear Channel Communications, Inc. ....................       18,700         598,774
  Donnelley (R.R.) & Sons Co. ..............................        3,300          90,915
  Dow Jones & Company, Inc. ................................        2,500         121,125
  Gannett, Inc. ............................................        8,200         622,380
  Knight-Ridder, Inc. ......................................        2,600         163,670
  McGraw-Hill Cos., Inc. ...................................        5,800         346,260
  Meredith Corp. ...........................................        1,600          61,360
  New York Times Co. .......................................        4,500         231,750
  Tribune Co. ..............................................        8,864         385,584
                                                                             ------------
                                                                                2,655,138
                                                                             ------------
Building & Building Supplies -- 0.4%
  (b)American Standard Cos., Inc. ..........................        2,200         165,220
  Centex Corp. .............................................        1,800         104,022
  Georgia-Pacific Corp. ....................................        6,992         171,863
  KB Home...................................................        1,500          77,265
  Masco Corp. ..............................................       14,900         403,939
  Pulte Corp. ..............................................        2,000         114,960
  Vulcan Materials Co. .....................................        3,100         135,780
                                                                             ------------
                                                                                1,173,049
                                                                             ------------
Business & Consumer Services -- 2.2%
  (b)Apollo Group, Inc. ....................................        5,200         204,984
  Automatic Data Processing, Inc. ..........................       18,800         818,740
  (b)Cendant Corp. .........................................       32,000         508,160
  Cintas Corp. .............................................        5,300         261,979
  (b)Concord EFS, Inc. .....................................       15,400         464,156
  (b)Convergys Corp. .......................................        5,300         103,244
  Deluxe Corp. .............................................        2,000          77,780
  Electronic Data Systems Corp. ............................       14,700         546,105
  Fedex Corp. ..............................................        8,900         475,260
  First Data Corp. .........................................       23,000         855,600
  (b)Fiserv, Inc. ..........................................        5,850         214,754
  Fluor Corp. ..............................................        2,300          89,585

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Business & Consumer Services (Continued)
  Interpublic Group of Cos., Inc. ..........................       11,700    $    289,692
  Moody's Corp. ............................................        4,600         228,850
  Omnicom Group, Inc. ......................................        5,800         265,640
  PerkinElmer, Inc. ........................................        3,500          38,675
  (b)Quintiles Transnational Corp. .........................        3,600          44,964
  (b)Robert Half International, Inc. .......................        5,500         128,150
  (b)TMP Worldwide, Inc. ...................................        3,400          73,100
  W.W. Grainger, Inc. ......................................        2,900         145,290
  (b)Yahoo!, Inc. ..........................................       17,900         264,204
                                                                             ------------
                                                                                6,098,912
                                                                             ------------
Casinos & Gambling -- 0.1%
  (b)International Game Technology, Inc. ...................        2,700         153,090
                                                                             ------------
Chemicals & Allied Products -- 1.4%
  Air Products & Chemical, Inc. ............................        6,800         343,196
  Dow Chemical Co. .........................................       27,366         940,843
  Du Pont (E.I.) de Nemours & Co. ..........................       30,300       1,345,320
  Eastman Chemical Co. .....................................        2,400         112,560
  Ecolab, Inc. .............................................        3,800         175,674
  Engelhard Corp. ..........................................        3,900         110,448
  Great Lakes Chemical Corp. ...............................        1,800          47,682
  (b)Hercules, Inc. ........................................        3,200          37,120
  Praxair, Inc. ............................................        4,800         273,456
  Rohm & Haas Co. ..........................................        6,800         275,332
  Sigma Aldrich Corp. ......................................        2,400         120,360
                                                                             ------------
                                                                                3,781,991
                                                                             ------------
Communications -- 5.7%
  (b)ADC Telecommunications, Inc. ..........................       23,700          54,273
  ALLTEL Corp. .............................................        9,300         437,100
  (b)Andrew Corp. ..........................................        2,600          37,258
  (b)AOL Time Warner, Inc. .................................      135,521       1,993,514
  AT&T Corp. ...............................................      115,914       1,240,280
  (b)AT&T Wireless Services, Inc. ..........................       81,615         477,448
  (b)Avaya Inc. ............................................       12,366          61,212
  BellSouth Corp. ..........................................       57,100       1,798,650
  CenturyTel, Inc. .........................................        4,300         126,850
  (b)Ciena Corp. ...........................................       10,200          42,738
  (b)Citizens Communications Co. ...........................        8,200          68,552

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications (Continued)
  (b)Comcast Corp., Special Class A, Non-Voting.............       28,600    $    681,824
  (b)Comverse Technology, Inc. .............................        5,300          49,078
  Corning, Inc. ............................................       28,300         100,465
  (b)JDS Uniphase Corp. ....................................       43,800         116,946
  Lucent Technologies, Inc. ................................      103,700         172,142
  (b)Nextel Communications, Inc., Class A...................       24,800          79,608
  (b)Nortel Networks Corp. .................................      119,800         173,710
  (b)Qualcomm, Inc. ........................................       23,100         635,019
  Qwest Communications International, Inc. .................       49,723         139,224
  SBC Communications, Inc. .................................      101,358       3,091,419
  Scientific-Atlanta, Inc. .................................        4,900          80,605
  Sprint Corp. .............................................       26,500         281,165
  (b)Sprint Corp., PCS Group................................       29,800         133,206
  (b)Tellabs, Inc. .........................................       12,600          78,120
  (b)Univision Communications, Inc., Class A................        6,800         213,520
  Verizon Communications, Inc. .............................       82,802       3,324,500
                                                                             ------------
                                                                               15,688,426
                                                                             ------------
Computers -- 4.6%
  (b)Apple Computer, Inc. ..................................       10,600         187,832
  (b)Cisco Systems, Inc. ...................................      221,857       3,094,905
  (b)Computer Sciences Corp. ...............................        5,200         248,560
  (b)Dell Computer Corp. ...................................       78,400       2,049,376
  (b)EMC Corp. .............................................       67,300         508,115
  (b)Gateway, Inc. .........................................        9,900          43,956
  Hewlett Packard Co. ......................................       91,800       1,402,704
  International Business Machines Corp. ....................       51,817       3,730,824
  (b)Lexmark International Group, Inc. .....................        4,000         217,600
  (b)NCR Corp. .............................................        2,900         100,340
  (b)Network Appliance, Inc. ...............................       10,300         128,132
  (b)Palm, Inc. ............................................       17,318          30,480
  (b)Siebel Systems, Inc. ..................................       14,600         207,612
  (b)Sun Microsystems, Inc. ................................       98,100         491,481
  Symbol Technologies, Inc. ................................        6,600          56,100
  (b)Unisys Corp. ..........................................        9,600          86,400
  (b)Veritas Software Corp. ................................       11,900         235,501
                                                                             ------------
                                                                               12,819,918
                                                                             ------------
Consumer Products -- 2.7%
  Avon Products, Inc. ......................................        7,100         370,904
  Bemis Co., Inc. ..........................................        1,600          76,000

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Products (Continued)
  Black & Decker Corp. .....................................        2,300    $    110,860
  Clorox Co. ...............................................        6,900         285,315
  Colgate-Palmolive Co. ....................................       16,700         835,835
  Fortune Brands, Inc. .....................................        4,500         252,000
  Ingersoll Rand Co. .......................................        5,000         228,300
  Kimberly-Clark Corp. .....................................       15,800         979,600
  Maytag Corp. .............................................        2,400         102,360
  Newell Rubbermaid, Inc. ..................................        8,300         290,998
  Pall Corp. ...............................................        3,700          76,775
  Stanley Works, Inc. ......................................        2,700         110,727
  The Procter & Gamble Co. .................................       39,479       3,525,475
  Tupperware Corp. .........................................        1,700          35,343
  Whirlpool Corp. ..........................................        2,100         137,256
                                                                             ------------
                                                                                7,417,748
                                                                             ------------
Containers -- 0.1%
  Ball Corp. ...............................................        1,800          74,664
  (b)Pactiv Corp. ..........................................        5,200         123,760
                                                                             ------------
                                                                                  198,424
                                                                             ------------
Cosmetic/Toiletries -- 0.5%
  Alberto-Culver Co., Class B...............................        1,700          81,260
  Gillette Co. .............................................       32,000       1,083,840
  International Flavors & Fragrances, Inc. .................        2,700          87,723
                                                                             ------------
                                                                                1,252,823
                                                                             ------------
Drugs & Health Care -- 11.8%
  Abbott Laboratories.......................................       47,367       1,783,368
  Aetna, Inc. ..............................................        4,300         206,271
  Allergan, Inc. ...........................................        4,000         267,000
  Amerisource Bergen Corp. .................................        3,154         239,704
  Bausch & Lomb, Inc. ......................................        1,600          54,160
  Baxter International, Inc. ...............................       18,400         817,880
  Becton, Dickinson & Co. ..................................        7,800         268,710
  (b)Biogen, Inc. ..........................................        4,500         186,435
  Bristol-Myers Squibb Co. .................................       58,862       1,512,753
  Cardinal Health, Inc. ....................................       13,600         835,176
  (b)Chiron Corp. ..........................................        5,600         197,960
  CVS Corp. ................................................       12,100         370,260
  Eli Lilly & Co. ..........................................       34,170       1,927,188
  (b)Forest Laboratories, Inc. .............................        5,400         382,320

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care (Continued)
  HCA, Inc. ................................................       15,600    $    741,000
  (b)Health Management Associates, Inc., Class A............        7,500         151,125
  (b)Health South Corp. ....................................       12,200         156,038
  (b)Humana, Inc. ..........................................        5,000          78,150
  (b)Immunex Corp. .........................................       16,200         361,908
  IMS Health, Inc. .........................................        9,100         163,345
  Johnson & Johnson.........................................       91,110       4,761,409
  (b)King Pharmaceuticals, Inc. ............................        7,633         169,834
  McKesson HBOC, Inc. ......................................        8,700         284,490
  (b)Medimmune, Inc. .......................................        7,800         205,920
  Merck & Co., Inc. ........................................       68,844       3,486,260
  Pfizer, Inc. .............................................      189,053       6,616,856
  Pharmacia Corp. ..........................................       39,478       1,478,451
  Schering Plough Corp. ....................................       44,400       1,092,240
  (b)Tenet Healthcare Corp. ................................        9,800         701,190
  UnitedHealth Group, Inc. .................................        9,400         860,570
  (b)Watson Pharmaceutical, Inc. ...........................        3,200          80,864
  (b)Wellpoint Health Networks, Inc. .......................        4,300         334,583
  Wyeth.....................................................       40,400       2,068,480
                                                                             ------------
                                                                               32,841,898
                                                                             ------------
Electronic Instruments -- 0.1%
  (b)Analog Devices, Inc. ..................................       10,900         323,730
                                                                             ------------
Electronics -- 4.6%
  (b)Advanced Micro Devices, Inc. ..........................       10,700         104,004
  (b)Agilent Technologies, Inc. ............................       13,837         327,245
  General Electric Co. .....................................      300,999       8,744,021
  Johnson Controls, Inc. ...................................        2,700         220,347
  Molex, Inc. ..............................................        6,125         205,371
  Motorola, Inc. ...........................................       69,300         999,306
  (b)Power-One, Inc. .......................................        2,300          14,306
  Radioshack Corp. .........................................        5,100         153,306
  Rockwell International Corp. .............................        5,600         111,888
  (b)Sanmina Corp. .........................................       16,100         101,591
  (b)Solectron Corp. .......................................       24,600         151,290
  (b)Tektronix, Inc. .......................................        2,800          52,388
  (b)Teradyne, Inc. ........................................        5,800         136,300

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics (Continued)
  Texas Instruments, Inc. ..................................       52,800    $  1,251,360
  Thomas & Betts Corp. .....................................        1,700          31,620
  (b)Xilinx, Inc. ..........................................       10,100         226,543
                                                                             ------------
                                                                               12,830,886
                                                                             ------------
Energy -- 1.5%
  (b)AES Corp. .............................................       16,100          87,262
  (b)American Power Conversion Corp. .......................        6,000          75,780
  Dynegy Inc., Class A......................................       10,900          78,480
  FPL Group, Inc. ..........................................        5,200         311,948
  (b)Mirant Corp. ..........................................       12,529          91,462
  Royal Dutch Petroleum Co. ................................       64,275       3,552,479
  Teco Energy, Inc. ........................................        4,200         103,950
                                                                             ------------
                                                                                4,301,361
                                                                             ------------
Entertainment -- 0.4%
  Walt Disney Co. ..........................................       62,000       1,171,800
                                                                             ------------
Finance -- 6.4%
  Ambac Financial Group, Inc. ..............................        3,150         211,680
  American Express Co. .....................................       40,600       1,474,592
  Bear Stearns Co., Inc. ...................................        3,000         183,600
  Capital One Financial Corp. ..............................        6,500         396,825
  Citigroup, Inc. ..........................................      155,893       6,040,853
  Countrywide Credit Industries, Inc. ......................        3,900         188,175
  Equifax, Inc. ............................................        4,300         116,100
  FleetBoston Financial Corp. ..............................       31,712       1,025,883
  Franklin Resources, Inc. .................................        8,100         345,384
  H & R Block, Inc. ........................................        5,600         258,440
  Hartford Financial Services Group, Inc. ..................        7,600         451,972
  Household International, Inc. ............................       14,000         695,800
  Lehman Brothers Holdings, Inc. ...........................        7,400         462,648
  MBNA Corp. ...............................................       25,800         853,206
  Merrill Lynch & Co. ......................................       26,300       1,065,150
  Morgan Stanley Dean Witter & Co. .........................       33,500       1,443,180
  Paychex, Inc. ............................................       11,350         355,142
  Providian Financial Corp. ................................        8,800          51,744
  SLM Corp. ................................................        4,700         455,430
  State Street Corp. .......................................       10,000         447,000
  Stilwell Financial, Inc. .................................        7,000         127,400

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance (Continued)
  T Rowe Price Group, Inc. .................................        3,800    $    124,944
  Washington Mutual, Inc. ..................................       29,700       1,102,167
                                                                             ------------
                                                                               17,877,315
                                                                             ------------
Finance - Investment & Other -- 1.5%
  Charter One Financial, Inc. ..............................        6,751         232,099
  Fannie Mae................................................       30,237       2,229,979
  Freddie Mac...............................................       21,100       1,291,320
  Schwab (Charles) Corp. ...................................       41,150         460,880
                                                                             ------------
                                                                                4,214,278
                                                                             ------------
Food & Food Distributors -- 2.5%
  Albertson's, Inc. ........................................       12,300         374,658
  Archer-Daniels Midland Co. ...............................       19,637         251,157
  Campbell Soup Co. ........................................       12,200         337,452
  ConAgra, Inc. ............................................       16,200         447,930
  General Mills, Inc. ......................................       10,900         480,472
  Heinz (H.J.) Co. .........................................       10,600         435,660
  Hershey Foods Corp. ......................................        4,100         256,250
  Kellogg Co. ..............................................       12,200         437,492
  (b)Kroger Co. ............................................       24,300         483,570
  (b)Safeway, Inc. .........................................       14,500         423,255
  Sara Lee Corp. ...........................................       23,824         491,727
  (b)Starbucks Corp. .......................................       11,400         283,290
  Supervalu, Inc. ..........................................        4,300         105,479
  Sysco Corp. ..............................................       20,000         544,400
  The J.M. Smuckers Co. ....................................            1              20
  Unilever NV...............................................       17,300       1,121,040
  Wrigley (Wm.) Jr., Co. ...................................        6,700         370,845
                                                                             ------------
                                                                                6,844,697
                                                                             ------------
Forestry -- 0.1%
  Plum Creek Timber Co, Inc. ...............................        5,600         171,920
                                                                             ------------
Hotel/Restaurants -- 0.3%
  (b)Harrah's Entertainment, Inc. ..........................        3,600         159,660
  Hilton Hotels Corp. ......................................       11,600         161,240
  Marriott International, Inc., Class A.....................        7,500         285,375
  Starwood Hotels & Resorts Worldwide, Inc. ................        5,800         190,762
                                                                             ------------
                                                                                  797,037
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Industrial Conglomerate -- 0.5%
  3M Co. ...................................................       11,719    $  1,441,437
                                                                             ------------
Industrial Diversified -- 0.1%
  Parker-Hannifin Corp. ....................................        3,500         167,265
  Sherwin-Williams Co. .....................................        4,600         137,678
                                                                             ------------
                                                                                  304,943
                                                                             ------------
Instruments -- 0.0%
  (b)Thermo Electron Corp. .................................        5,300          87,450
                                                                             ------------
Insurance -- 4.5%
  ACE Ltd. .................................................        7,800         246,480
  AFLAC, Inc. ..............................................       15,700         502,400
  Allstate Corp. ...........................................       21,600         798,768
  American International Group, Inc. .......................       79,110       5,397,675
  Aon Corp. ................................................        8,000         235,840
  Chubb Corp. ..............................................        5,100         361,080
  Cigna Corp. ..............................................        4,300         418,906
  Cincinnati Financial Corp. ...............................        4,800         223,344
  (b)Conseco, Inc. .........................................        9,900          19,800
  Jefferson-Pilot Corp. ....................................        4,700         220,900
  John Hancock Financial Services, Inc. ....................        8,900         313,280
  Lincoln National Corp. ...................................        5,800         243,600
  Loews Corp. ..............................................        5,900         312,641
  Marsh & McLennan Cos., Inc. ..............................        8,300         801,780
  MBIA, Inc. ...............................................        4,650         262,865
  MetLife, Inc. ............................................       21,200         610,560
  MGIC Investment Corp. ....................................        3,300         223,740
  Progressive Corp. ........................................        6,600         381,810
  Safeco Corp. .............................................        4,000         123,560
  St. Paul Cos., Inc. ......................................        6,200         241,304
  Torchmark Corp. ..........................................        3,500         133,700
  UnumProvident Corp. ......................................        7,500         190,875
  XL Capital Ltd. Class A...................................        4,000         338,800
                                                                             ------------
                                                                               12,603,708
                                                                             ------------
Leisure & Amusements -- 0.3%
  Carnival Corp. Class A....................................       17,800         492,882
  Mattel, Inc. .............................................       13,200         278,256
                                                                             ------------
                                                                                  771,138
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Leisure & Recreation Products -- 0.0%
  Brunswick Corp. ..........................................        2,800    $     78,400
                                                                             ------------
Machinery & Heavy Equipment -- 0.4%
  Caterpillar, Inc. ........................................       10,300         504,185
  Deere & Co. ..............................................        7,300         349,670
  Dover Corp. ..............................................        6,400         224,000
  (b)McDermott International, Inc. .........................        1,700          13,770
                                                                             ------------
                                                                                1,091,625
                                                                             ------------
Machinery & Instrumentation -- 0.0%
  Snap-On, Inc. ............................................        1,900          56,411
                                                                             ------------
Manufacturing -- 1.4%
  Alcoa, Inc. ..............................................       25,640         849,966
  Allegheny Technologies Inc. ..............................        2,800          44,240
  Cooper Industries, Inc. ..................................        2,900         113,970
  Crane Co. ................................................        1,900          48,222
  Cummins Engine Co., Inc. .................................        1,300          43,030
  Danaher Corp. ............................................        4,500         298,575
  Eaton Corp. ..............................................        2,200         160,050
  Honeywell International, Inc. ............................       24,600         866,658
  Millipore Corp. ..........................................        1,400          44,772
  PPG Industries, Inc. .....................................        5,200         321,880
  (b)Sealed Air Corp. ......................................        2,600         104,702
  Textron, Inc. ............................................        4,300         201,670
  Tyco International Ltd. ..................................       60,556         818,112
                                                                             ------------
                                                                                3,915,847
                                                                             ------------
Manufacturing Equipment -- 0.3%
  Illinois Tool Works, Inc. ................................        9,300         635,190
  ITT Industries, Inc. .....................................        2,700         190,620
                                                                             ------------
                                                                                  825,810
                                                                             ------------
Media -- 0.9%
  (b)Viacom, Inc., Class B..................................       53,635       2,379,785
                                                                             ------------
Medical & Medical Services -- 0.5%
  (b)Amgen Corp. ...........................................       31,304       1,311,012
  Manor Care, Inc. .........................................        3,200          73,600
                                                                             ------------
                                                                                1,384,612
                                                                             ------------
Medical Equipment & Supplies -- 1.1%
  Applera Corp. ............................................        6,400         124,736
  Bard (C.R.), Inc. ........................................        1,600          90,528

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Medical Equipment & Supplies (Continued)
  (b)Boston Scientific Corp. ...............................       12,100    $    354,772
  (b)Genzyme Corp. .........................................        6,200         119,288
  (b)Guidant Corp. .........................................        9,500         287,185
  Medtronic, Inc. ..........................................       36,800       1,576,880
  Stryker Corp. ............................................        5,900         315,709
  (b)Waters Corp. ..........................................        3,900         104,130
  (b)Zimmer Holdings, Inc. .................................        6,026         214,887
                                                                             ------------
                                                                                3,188,115
                                                                             ------------
Medical Instruments -- 0.1%
  Biomet, Inc. .............................................        8,000         216,960
  (b)St. Jude Medical, Inc. ................................        2,600         192,010
                                                                             ------------
                                                                                  408,970
                                                                             ------------
Metals & Mining -- 0.5%
  Alcan Aluminum, Ltd. .....................................        9,900         371,448
  Barrick Gold Corp. .......................................       16,593         315,101
  (b)Freeport-McMoRan Copper & Gold, Inc. ..................        4,000          71,400
  (b)Inco, Ltd. ............................................        5,600         126,784
  Newmont Mining Corp. .....................................       12,200         321,226
  Phelps Dodge Corp. .......................................        2,500         103,000
  Placer Dome, Inc. ........................................        9,600         107,616
  Worthington Industries, Inc. .............................        2,700          48,870
                                                                             ------------
                                                                                1,465,445
                                                                             ------------
Office Equipment & Supplies -- 0.2%
  Avery-Dennison Corp. .....................................        3,200         200,800
  Pitney Bowes, Inc. .......................................        7,300         289,956
  Xerox Corp. ..............................................       22,400         156,128
                                                                             ------------
                                                                                  646,884
                                                                             ------------
Oil & Gas -- 6.1%
  Amerada Hess Corp. .......................................        2,800         231,000
  Anadarko Petroleum Corp. .................................        7,549         372,166
  Apache Corp. .............................................        4,180         240,266
  Ashland, Inc. ............................................        2,200          89,100
  Baker Hughes, Inc. .......................................       10,100         336,229
  Burlington Resources, Inc. ...............................        6,300         239,400
  ChevronTexaco Corp. ......................................       32,290       2,857,665
  Conoco, Inc. .............................................       18,700         519,860

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Oil & Gas (Continued)
  Devon Energy Corp. .......................................        4,800    $    236,544
  El Paso Corp. ............................................       17,841         367,703
  EOG Resources, Inc. ......................................        3,500         138,950
  Exxon Mobil Corp. ........................................      205,400       8,404,968
  Kerr-Mcgee Corp. .........................................        3,000         160,650
  KeySpan Corp. ............................................        4,100         154,365
  Kinder Morgan, Inc. ......................................        3,600         136,872
  Marathon Oil Corp. .......................................        9,200         249,504
  (b)Nabors Industries, Inc. ...............................        4,500         158,850
  (b)Noble Corp. ...........................................        4,000         154,400
  Occidental Petroleum Corp. ...............................       11,500         344,885
  Phillips Petroleum Co. ...................................       11,500         677,120
  Sunoco, Inc. .............................................        2,100          74,823
  Transocean Sedco Forex, Inc. .............................        9,600         299,040
  Unocal Corp. .............................................        7,500         277,050
  Williams Cos., Inc. ......................................       15,400          92,246
                                                                             ------------
                                                                               16,813,656
                                                                             ------------
Oil Equipment & Services -- 0.4%
  (b)BJ Services Co. .......................................        4,700         159,236
  Halliburton Co. ..........................................       13,200         210,408
  Rowan Cos., Inc. .........................................        2,900          62,205
  Schlumberger, Ltd. .......................................       17,500         813,750
                                                                             ------------
                                                                                1,245,599
                                                                             ------------
Paper & Forest Products -- 0.4%
  Boise Cascade Corp. ......................................        1,700          58,701
  International Paper Co. ..................................       14,521         632,825
  MeadWestvaco Corp. .......................................        6,107         204,951
  Temple Inland, Inc. ......................................        1,500          86,790
                                                                             ------------
                                                                                  983,267
                                                                             ------------
Paper and Forest Products -- 0.0%
  Louisiana-Pacific Corp. ..................................        3,700          39,183
                                                                             ------------
Photography Equipment & Supplies -- 0.1%
  Eastman Kodak Co. ........................................        8,700         253,779
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Railroads -- 0.5%
  Burlington Northern Santa Fe Corp. .......................       11,400    $    342,000
  CSX Corp. ................................................        6,700         234,835
  Norfolk Southern Corp. ...................................       11,900         278,222
  Union Pacific Corp., Series A.............................        7,700         487,256
                                                                             ------------
                                                                                1,342,313
                                                                             ------------
Real Estate -- 0.4%
  Equity Office Properties Trust............................       12,400         373,240
  Equity Residential Properties Trust.......................        8,000         230,000
  Weyerhaeuser Co. .........................................        6,700         427,795
                                                                             ------------
                                                                                1,031,035
                                                                             ------------
REITS - Regional Malls -- 0.1%
  Simon Property Group, Inc. ...............................        5,200         191,568
                                                                             ------------
Restaurants -- 0.6%
  Darden Restaurants, Inc. .................................        5,550         137,085
  McDonald's Corp. .........................................       38,400       1,092,480
  Wendy's International, Inc. ..............................        3,600         143,388
  (b)YUM! Brands, Inc. .....................................        9,000         263,250
                                                                             ------------
                                                                                1,636,203
                                                                             ------------
Retail Merchandising -- 6.8%
  (b)Bed Bath & Beyond, Inc. ...............................        8,700         328,338
  (b)Best Buy Co., Inc. ....................................        9,650         350,295
  Big Lots, Inc. ...........................................        3,200          62,976
  Circuit City Stores, Inc. ................................        6,300         118,125
  (b)Costco Wholesale Corp. ................................       13,600         525,232
  Dillards, Inc. ...........................................        2,300          60,467
  Dollar General Corp. .....................................       10,375         197,436
  Family Dollar Stores, Inc. ...............................        5,300         186,825
  (b)Federated Department Stores, Inc. .....................        6,000         238,200
  Gap, Inc. ................................................       26,100         370,620
  Hasbro, Inc. .............................................        5,400          73,224
  Home Depot, Inc. .........................................       71,647       2,631,594
  (b)Kohl's Corp. ..........................................       10,100         707,808
  Leggett & Platt, Inc. ....................................        6,100         142,740
  Lowe's Companies, Inc. ...................................       23,700       1,075,980
  May Department Stores Co. ................................        8,700         286,491
  Nordstrom, Inc. ..........................................        4,200          95,130
  (b)Office Depot, Inc. ....................................        9,000         151,200

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising (Continued)
  Penney (J.C.) Co., Inc. ..................................        8,100    $    178,362
  Sears, Roebuck & Co. .....................................        9,500         515,850
  (b)Staples, Inc. .........................................       13,800         271,860
  Target Corp. .............................................       27,400       1,043,940
  Tiffany & Co., Inc. ......................................        4,600         161,920
  TJX Cos., Inc. ...........................................       16,300         319,643
  (b)Toys "R" Us, Inc. .....................................        6,100         106,567
  Wal-Mart Stores, Inc. ....................................      134,937       7,422,885
  Walgreen Co. .............................................       31,000       1,197,530
  Winn-Dixie Stores, Inc. ..................................        4,600          71,714
                                                                             ------------
                                                                               18,892,952
                                                                             ------------
Semiconductors -- 2.5%
  (b)Altera Corp. ..........................................       11,500         156,400
  (b)Applied Materials, Inc. ...............................       49,700         945,294
  (b)Applied Micro Circuits Corp. ..........................        9,200          43,516
  (b)Broadcom Corp., Class A................................        8,000         140,320
  Intel Corp. ..............................................      203,087       3,710,399
  (b)Jabil Circuit, Inc. ...................................        5,800         122,438
  (b)KLA-Tencor Corp. ......................................        5,600         246,344
  Linear Technology Corp. ..................................        9,900         311,157
  (b)LSI Logic Corp. .......................................       11,100          97,125
  (b)Maxim Integrated Products, Inc. .......................        9,900         379,467
  (b)Micron Technology, Inc. ...............................       18,100         365,982
  (b)National Semiconductor Corp. ..........................        5,300         154,601
  (b)Novellus Systems, Inc. ................................        4,300         146,200
  (b)NVIDIA Corp. ..........................................        4,500          77,310
  (b)PMC-Sierra, Inc. ......................................        5,000          46,350
  (b)QLogic Corp. ..........................................        2,900         110,490
  (b)Vitesse Semiconductor Corp. ...........................        5,700          17,727
                                                                             ------------
                                                                                7,071,120
                                                                             ------------
Software -- 4.3%
  Adobe Systems, Inc. ......................................        7,400         210,900
  AutoDesk, Inc. ...........................................        3,800          50,350
  (b)BMC Software, Inc. ....................................        7,600         126,160
  (b)Citrix Systems, Inc. ..................................        5,600          33,824
  Computer Associates International, Inc. ..................       17,800         282,842
  (b)Compuware Corp. .......................................       11,200          67,984
  (b)Intuit, Inc. ..........................................        6,600         328,152

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software (Continued)
  (b)Mercury Interactive Corp. .............................        2,500    $     57,400
  (b)Microsoft Corp. .......................................      163,980       8,969,706
  (b)Novell, Inc. ..........................................       10,200          32,742
  (b)Oracle Corp. ..........................................      166,869       1,580,249
  (b)Parametric Technology Corp. ...........................        8,400          30,064
  (b)Peoplesoft, Inc. ......................................        9,400         139,872
  (b)Rational Software Corp. ...............................        5,900          48,439
                                                                             ------------
                                                                               11,958,684
                                                                             ------------
Steel -- 0.1%
  Nucor Corp. ..............................................        2,400         156,096
  USX - U.S.Steel Group, Inc. ..............................        2,900          57,681
                                                                             ------------
                                                                                  213,777
                                                                             ------------
Tobacco -- 1.1%
  Philip Morris Cos., Inc. .................................       64,700       2,826,096
  UST, Inc. ................................................        5,000         170,000
                                                                             ------------
                                                                                2,996,096
                                                                             ------------
Travel -- 0.1%
  Sabre Holdings Corp. .....................................        4,168         149,214
                                                                             ------------
Trucking -- 0.0%
  Ryder System, Inc. .......................................        2,000          54,180
                                                                             ------------
Utilities -- 2.8%
  Allegheny Energy, Inc. ...................................        3,800          97,850
  Ameren Corp. .............................................        4,300         184,943
  American Electric Power Co. ..............................       10,460         418,609
  Calpine Corp. ............................................       10,600          74,518
  Cinergy Corp. ............................................        5,000         179,950
  CMS Energy Corp. .........................................        4,000          43,920
  Consolidated Edison, Inc. ................................        6,500         271,375
  Constellation Energy Group................................        5,000         146,700
  Detroit Edison Co. .......................................        5,100         227,664
  Dominion Resources, Inc. .................................        8,300         549,460
  Duke Energy Corp. ........................................       25,000         777,499
  (b)Edison International...................................       10,300         175,100
  Emerson Electric Co. .....................................       12,700         679,577
  Entergy Corp. ............................................        6,900         292,836
  Exelon Corp. .............................................        9,612         502,708

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
- -----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Utilities (Continued)
  FirstEnergy Corp. ........................................        8,886    $    296,615
  Nicor, Inc. ..............................................        1,300          59,475
  NiSource, Inc. ...........................................        6,264         136,743
  People's Energy Corp. ....................................        1,100          40,106
  (b)PG&E Corp..............................................       12,000         214,680
  Pinnacle West Capital Corp. ..............................        2,700         106,650
  PP&L Corp. ...............................................        4,500         148,860
  Progress Energy, Inc. ....................................        6,526         339,417
  Public Service Enterprise Group, Inc. ....................        6,200         268,460
  Reliant Energy, Inc. .....................................        9,200         155,480
  Sempra Energy.............................................        6,207         137,361
  Southern Co. .............................................       21,000         575,400
  TXU Corp. ................................................        7,900         407,245
  Xcel Energy, Inc. ........................................       12,280         205,936
                                                                             ------------
                                                                                7,715,137
                                                                             ------------
Waste Management -- 0.2%
  (b)Allied Waste Industries, Inc. .........................        5,900          56,640
  Waste Management, Inc. ...................................       18,900         492,345
                                                                             ------------
                                                                                  548,985
                                                                             ------------
    TOTAL COMMON STOCKS.....................................                  275,502,532
                                                                             ------------
SHORT-TERM INVESTMENTS -- 0.2%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................      643,634         643,634
                                                                             ------------
    TOTAL SHORT-TERM INVESTMENTS............................                      643,634
                                                                             ------------
    (a)TOTAL INVESTMENTS -- 99.5% (COST $377,685,638).......                  276,146,166
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%...............                    1,510,114
                                                                             ------------
NET ASSETS -- 100.0%........................................                 $277,656,280
                                                                             ============

(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

Unrealized appreciation............................  $  26,175,575
Unrealized depreciation............................   (127,715,047)
                                                     -------------
Net unrealized depreciation........................  $(101,539,472)
                                                     =============

(b) Denotes a non-income producing security.

REIT Real Estate Investment Trust

--------------------------------------------------------------------------------
Market Street Fund
Equity 500 Index Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

AT JUNE 30, 2002, THE FUND'S OPEN FUTURES CONTRACTS WERE AS FOLLOWS:

                                                                  UNREALIZED
NUMBER OF                                     MARKET VALUE       DEPRECIATION
CONTRACTS  LONG CONTRACT**   EXPIRATION   COVERED BY CONTRACTS   AT 06/30/02
- ---------  ---------------   ----------   --------------------   ------------
   11      S&P 500 Future     09/20/02         $2,722,775          ($68,253)

** Cash pledged as collateral.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio(+)

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The International Portfolio delivered a 7.22% total return during the six months ended June 30, 2002. The return of the Portfolio was significantly better than the total return of the MSCI EAFE Index(1), which posted a -1.62% total return for the period.

The Boston Company Asset Management, LLC acts as sub-adviser that performs the day-to-day management of the Portfolio. The firm employs a disciplined approach to global value investing in pursuit of outperformance with reduced volatility.

Global stock markets performed poorly, as corporate accounting scandals in the U.S. and inconsistent economic data caused investors to neglect stocks in favor of other assets such as gold and real estate. European markets suffered from continued weakness in the telecommunications sector, poor economic conditions in Germany and labor disputes in many European nations. Asian markets also suffered losses, despite a brief rebound in Japan.

The outperformance of the Portfolio can be attributed to our strong stock and sector selection, especially in Japan, France and the United Kingdom. In Europe, we avoided debt-ridden telecommunications companies, and underweighted the technology sector, both of which performed poorly. We also underweighted Finland (whose market is dominated by telecom firm Nokia) and the United Kingdom, which trades at a high valuation. Both decisions helped the performance of the Portfolio. Unfortunately, our exposure to emerging markets hurt the Portfolio's performance, as Latin American markets suffered due to a decline in the Mexican peso and concerns about elections in Brazil.

The largest country holdings (as a percentage of total net assets) of the Portfolio include:

COUNTRY*                                                        %
- --------                                                      -----
Japan.......................................................  21.3%
United Kingdom..............................................  17.7%
Netherlands.................................................   8.8%
Germany.....................................................   8.2%
France......................................................   7.0%
Switzerland.................................................   5.8%
Italy.......................................................   5.4%

We feel overseas equity markets will likely continue to be volatile until there are clearer signs that corporate accounting irregularities are being addressed. However, we will maintain our disciplined, value-oriented approach to global investing in an effort to deliver strong returns while minimizing volatility. We do not anticipate making major structural changes to the Portfolio during the next quarter.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(+) International investing involves increased risk and volatility.
(1) The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an index of more than 900 companies from the indicated regions. The MSCI EAFE index reflects the prices of common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the International Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 95.8%
Australia -- 2.5%
  National Australia Bank Ltd. .............................       49,834    $   990,379
  Santos Ltd. ..............................................      233,700        847,547
                                                                             -----------
                                                                               1,837,926
                                                                             -----------
Belgium -- 1.2%
  Dexia Belgium.............................................       56,660        876,853
                                                                             -----------
Brazil -- 0.9%
  Petroleo Brasileiro SA ADR................................        5,750        108,445
  Petroleo Brasileiro SA ADR................................       14,200        247,080
  Telecomunicacoes Brasileiras SA ADR.......................       15,311        347,253
                                                                             -----------
                                                                                 702,778
                                                                             -----------
China -- 0.5%
  Petrochina Co. Ltd. ......................................    1,809,900        385,184
                                                                             -----------
Finland -- 1.1%
  Kesko Oyj.................................................       29,900        339,586
  Sampo Oyj.................................................       57,450        448,227
                                                                             -----------
                                                                                 787,813
                                                                             -----------
France -- 7.0%
  Air France................................................       24,810        415,315
  Assurances Generales de France............................       12,178        559,496
  Banque Nationale de Paris.................................       10,330        571,307
  Compagnie de Saint Gobain.................................        8,280        371,660
  (b)Dexia Strips...........................................       45,100            445
  Michelin..................................................       15,063        610,371
  Pernod Ricard.............................................        9,680        948,349
  Schneider Electric SA.....................................        6,820        366,744
  TotalFinaElf SA...........................................          500         81,181
  TotalFinaElf SA ADR.......................................       15,641      1,265,356
                                                                             -----------
                                                                               5,190,224
                                                                             -----------
Germany -- 8.2%
  Bayer AG..................................................       28,516        904,013
  Bayerische Hypo-und Vereinsbank AG........................       16,590        539,043
  Commerzbank AG............................................       53,190        806,342
  Deutsche Lufthansa AG.....................................       33,510        469,942
  Deutsche Post AG..........................................       58,760        745,703
  E.On AG...................................................       20,977      1,222,297
  Hugo Boss AG..............................................       12,250        222,605
  Karstadt AG...............................................       15,800        410,387

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Germany (Continued)
  Software AG...............................................        9,320    $   125,180
  Volkswagen AG.............................................       13,020        632,641
                                                                             -----------
                                                                               6,078,153
                                                                             -----------
Greece -- 1.2%
  Hellenic Telecommunications Organization SA...............       12,500        197,520
  Hellenic Telecommunications Organization SA ADR...........       85,095        664,592
                                                                             -----------
                                                                                 862,112
                                                                             -----------
Hong Kong -- 1.6%
  (b)China Mobile (Hong Kong) Ltd. .........................      114,000        337,615
  MTR Corp. Ltd. ...........................................      283,000        366,449
  Swire Pacific Ltd., Class A...............................       94,000        480,846
                                                                             -----------
                                                                               1,184,910
                                                                             -----------
Ireland -- 1.8%
  Bank of Ireland...........................................      107,855      1,343,187
                                                                             -----------
Italy -- 5.4%
  Banca Popolare di Bergamo Credito Varesino SpA............       31,660        623,472
  Eni SpA...................................................       65,660      1,044,018
  Finmeccanica SpA..........................................    1,025,540        777,848
  Instituto Bancario San Paolo di Torino SpA................       49,982        501,520
  Telecom Italia SpA........................................      198,540      1,052,940
                                                                             -----------
                                                                               3,999,798
                                                                             -----------
Japan -- 21.3%
  77 Bank Ltd. .............................................      101,000        397,731
  Aiful Corp. ..............................................        8,950        586,910
  Canon, Inc. ..............................................       35,000      1,322,794
  Credit Saison Co. ........................................       51,500      1,222,406
  Fuji Machine Manufacturing Co. Ltd. ......................       23,000        356,916
  Honda Motor Co. Ltd. .....................................       20,000        810,946
  Kao Corp. ................................................       34,400        792,124
  Konami Co. Ltd. ..........................................       15,300        321,037
  Lawson, Inc. .............................................       16,600        508,276
  Mabuchi Motor Co. Ltd. ...................................        8,200        807,959
  Matsumotokiyoshi Co. Ltd. ................................       18,700        867,445
  Minebea Co. Ltd. .........................................       82,000        481,629
  Murata Manufactoring Co. Ltd. ............................        4,000        256,966
  Nippon Express Co. Ltd. ..................................      207,000      1,096,655

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Japan (Continued)
  Nippon Meat Packers, Inc. ................................       33,000    $   413,532
  Nishimatsu Construction Co. Ltd. .........................       60,800        189,207
  Nissan Motor Co. Ltd. ....................................       89,000        616,302
  Rinnai Corp. .............................................       34,400        774,904
  Shin-Etsu Chemical Co. Ltd. ..............................       18,000        773,402
  Shohkoh Fund & Co. Ltd. ..................................        3,050        368,972
  Sumitomo Bakelite Co. Ltd. ...............................       72,000        522,009
  Takeda Chemical Industries Ltd. ..........................       22,000        965,460
  TDK Corp. ................................................        6,700        316,386
  Yamaha Motor Co. Ltd. ....................................       95,000        699,066
  Yamanouchi Pharmaceutical Co. Ltd. .......................       13,000        337,310
                                                                             -----------
                                                                              15,806,344
                                                                             -----------
Korea -- 0.5%
  Korea Electric Power ADR..................................       36,400        381,108
                                                                             -----------
Luxembourg -- 0.7%
  (b)Arcelor................................................       34,720        492,740
                                                                             -----------
Mexico -- 0.4%
  Telefonos de Mexico SA ADR................................       10,216        327,729
                                                                             -----------
Netherlands -- 8.8%
  ABN Amro Holding NV.......................................       53,205        966,308
  Akzo Nobel NV.............................................       10,250        446,319
  Buhrmann NV...............................................       34,848        321,444
  Fortis NV.................................................       50,960      1,086,081
  Hunter Douglas NV.........................................       14,485        446,328
  Kon Ahold NV..............................................       39,586        832,726
  Philips Electronics NV....................................       28,250        779,700
  Vedior NV.................................................       36,812        508,977
  Verenigde Machinefabrieken Stork NV.......................       36,369        369,596
  Wolters Klumer NV.........................................       41,549        788,669
                                                                             -----------
                                                                               6,546,148
                                                                             -----------
New Zealand -- 0.8%
  Telecom Corporation of New Zealand Ltd. ..................      249,479        597,378
                                                                             -----------
Norway -- 0.7%
  Statoil ASA...............................................       54,990        490,963
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Portugal -- 1.6%
  Electricidade de Portugal SA..............................      292,520    $   566,230
  Portugal Telecom SA.......................................       92,948        656,337
                                                                             -----------
                                                                               1,222,567
                                                                             -----------
Singapore -- 1.8%
  Creative Technology Ltd. ADR..............................       32,050        287,809
  DBS Group Holdings Ltd. ..................................      144,000      1,010,641
                                                                             -----------
                                                                               1,298,450
                                                                             -----------
Spain -- 2.7%
  Endesa SA.................................................       84,346      1,225,345
  Repsol ADR................................................       66,670        788,706
                                                                             -----------
                                                                               2,014,051
                                                                             -----------
Sweden -- 1.6%
  Autoliv, Inc. SDR.........................................       27,390        667,576
  Investor AB - B Shares....................................       59,580        521,864
                                                                             -----------
                                                                               1,189,440
                                                                             -----------
Switzerland -- 5.8%
  Barry Callebaut AG - Registered Shares....................        3,758        443,143
  Clariant AG - Registered Shares...........................       35,340        840,581
  Novartis AG - Registered Shares...........................       21,600        949,888
  Roche Holding AG - Registered Shares......................        9,540        721,125
  (b)United Bank of Switzerland AG - Registered Shares......       15,890        799,144
  Zurich Financial Services AG..............................        2,530        510,828
                                                                             -----------
                                                                               4,264,709
                                                                             -----------
United Kingdom -- 17.7%
  Allied Domecq PLC.........................................      185,200      1,214,597
  Barclays PLC..............................................      146,002      1,228,481
  BOC Group PLC.............................................       63,703        989,474
  British Aerospace PLC.....................................      209,866      1,071,661
  Bunzl PLC.................................................      114,288        904,146
  Cadbury Schweppes PLC.....................................      117,220        878,205
  Diageo PLC................................................       22,845        296,689
  GKN PLC...................................................      236,000      1,107,084
  Glaxosmithkline PLC.......................................       45,713        988,067
  Morgan Crucible Co. PLC...................................      215,237        370,540
  Old Mutual PLC............................................      307,100        436,515
  Rexam PLC.................................................       17,438        112,968

--------------------------------------------------------------------------------
Market Street Fund
International Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
United Kingdom (Continued)
  Rio Tinto PLC.............................................       49,370    $   905,314
  Royal & Sun Alliance Insurance Group PLC..................      203,214        746,519
  Scottish & Southern Energy PLC............................       78,690        778,457
  Unilever PLC..............................................      104,470        952,277
  Wolseley PLC..............................................       13,683        138,699
                                                                             -----------
                                                                              13,119,693
                                                                             -----------
    TOTAL COMMON STOCKS.....................................                  71,000,258
                                                                             -----------
SHORT-TERM INVESTMENTS -- 1.8%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................    1,316,043      1,316,043
                                                                             -----------
    TOTAL SHORT-TERM INVESTMENTS............................                   1,316,043
                                                                             -----------
    (a)TOTAL INVESTMENTS -- 97.6% (COST $74,888,700)........                  72,316,301
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4%...............                   1,807,284
                                                                             -----------
NET ASSETS -- 100.0%........................................                 $74,123,585
                                                                             ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation............................  $  7,533,876
Unrealized depreciation............................   (10,073,500)
                                                     ------------
Net unrealized depreciation........................  $ (2,539,624)
                                                     ============

(b) Denotes a non-income producing security.

ADR American Depositary Receipt

SDR Special Drawing Rights

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return for the Mid Cap Growth Portfolio during the six months ended June 30, 2002, was -10.68%. The total return of the Portfolio lagged that of the S&P MidCap 400 Index(1), which declined 3.21%. The Portfolio outperformed the Russell Midcap Growth Index(1), which returned -19.70%.

T. Rowe Price Associates, Inc. act as sub-adviser that performs the day-to-day management of the Portfolio.

Stocks performed poorly during the period. Corporate accounting scandals in the U.S. severely damaged investor confidence, while violence throughout the world and lingering threats of terrorism added to investors' nervousness. Conflicting signs of economic and corporate profit growth also dampened enthusiasm for stocks.

Mid-cap value stocks outperformed mid-cap growth shares during the period. The Portfolio employs a growth-at-a-reasonable-price strategy that seeks to invest in companies with strong earnings growth when their shares trade at relatively attractive valuations. This approach enabled the Portfolio to outperform the Russell Midcap Growth Index, which focuses on the type of aggressive growth stocks that have performed poorly during the recent market downturn. The Portfolio's underperformance relative to the S&P MidCap 400 is due in part to the index's broad mix of growth and value stocks.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Business & Consumer Services................................  18.0%
Drugs & Health Care.........................................   9.2%
Medical & Medical Services..................................   7.8%
Retail Merchandising........................................   7.4%
Oil & Gas...................................................   7.3%
Insurance...................................................   5.5%

The economy and the financial markets are still paying the price for the bubble years of the late 1990s, and among the aftershocks are the corporate and Wall Street scandals that continue to dominate the news.

However, we feel the economy continues to recover from recession. Stocks in general, and mid-caps in particular, are trading at attractive levels, especially in light of historically low interest rates. Mid-size companies also have the advantage of being simpler and more easily understood than larger companies, which tend to be sprawling and more complex. At some point, the market will conclude that the worst of the external factors has passed, and investors will again concentrate on fundamentals. The current short-term focus of the market has provided excellent buying opportunities for investors willing to look ahead more than a few weeks or months.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(1) The S&P MidCap 400 Index is a market weighted index comprised of 400 domestic mid cap stocks chosen for market size, liquidity, and industry group representation. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of Mid Cap Growth Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
Aerospace & Defense -- 1.5%
  Rockwell Collins, Inc. ...................................       49,000    $ 1,343,580
                                                                             -----------
Apparel -- 0.9%
  (b)Coach, Inc. ...........................................       14,300        785,070
                                                                             -----------
Banks -- 0.2%
  (b)Silicon Valley Bancshares..............................        7,400        195,064
                                                                             -----------
Building & Building Supplies -- 1.0%
  (b)American Standard Cos., Inc. ..........................       12,100        908,710
                                                                             -----------
Business & Consumer Services -- 18.0%
  (b)Affiliated Computer Services, Inc. ....................       42,300      2,008,405
  (b)Apollo Group, Inc. ....................................        8,250        325,215
  (b)BISYS Group, Inc. .....................................       21,000        699,300
  (b)Catalina Marketing Corp. ..............................       26,100        736,542
  (b)Ceridian Corp. ........................................       54,800      1,040,104
  (b)ChoicePoint, Inc. .....................................       23,666      1,076,093
  (b)Concord EFS, Inc. .....................................       39,400      1,187,516
  (b)Convergys Corp. .......................................       27,000        525,960
  (b)Fiserv, Inc. ..........................................       13,500        495,585
  (b)Internet Security Systems, Inc. .......................       18,500        242,720
  (b)Iron Mountain, Inc. ...................................       31,000        956,350
  (b)KPMG Consulting, Inc. .................................       59,000        876,740
  (b)Lamar Advertising Co. .................................       28,400      1,056,764
  Manpower, Inc. ...........................................       34,000      1,249,500
  (b)Robert Half International, Inc. .......................       52,400      1,220,920
  (b)Ticketmaster...........................................       28,600        535,106
  (b)Verisign, Inc. ........................................       28,400        204,196
  Viad Corp. ...............................................       25,300        657,800
  (b)Weight Watchers International, Inc. ...................       18,800        816,672
                                                                             -----------
                                                                              15,911,488
                                                                             -----------
Chemicals -- 0.9%
  Agrium Inc. ..............................................        7,600         71,440
  Potash Corp. of Saskatchewan, Inc. .......................       10,700        713,690
                                                                             -----------
                                                                                 785,130
                                                                             -----------
Communications -- 4.2%
  (b)Brocade Communications Systems, Inc. ..................       18,300        319,884
  (b)Charter Communications, Inc. ..........................       46,600        190,128
  (b)Ciena Corp. ...........................................       36,500        152,935
  (b)Cox Radio, Inc., Class A...............................       26,000        626,600

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications (Continued)
  (b)Entercom Communications Corp. .........................        6,000    $   275,400
  (b)Garmin Ltd. ...........................................       14,300        315,315
  (b)L-3 Communications Corp. ..............................       15,600        842,400
  (b)Nextel Communications, Inc., Class A...................       45,500        146,055
  (b)Rogers Communications, Inc. ...........................       45,300        414,042
  (b)Triton PCS Holdings, Inc., Class A.....................       36,800        143,520
  (b)Univision Communications, Inc., Class A................        3,400        106,760
  (b)Western Wireless Corp., Class A........................       47,200        152,928
                                                                             -----------
                                                                               3,685,967
                                                                             -----------
Computers -- 1.3%
  (b)Lexmark International Group, Inc. .....................       11,800        641,920
  (b)Perot Systems Corp., Class A...........................        4,300         46,827
  (b)RealNetworks, Inc. ....................................       20,600         83,842
  (b)Veritas Software Corp. ................................       18,300        362,157
                                                                             -----------
                                                                               1,134,746
                                                                             -----------
Drugs & Health Care -- 9.2%
  Allergan, Inc. ...........................................        7,100        473,925
  Amerisource Bergen Corp. .................................       14,900      1,132,400
  (b)Cephalon, Inc. ........................................       15,500        700,600
  (b)Gilead Sciences, Inc. .................................       29,000        953,520
  (b)Health Management Associates, Inc., Class A............       35,100        707,265
  (b)IDEC Pharmaceuticals Corp. ............................       14,100        499,845
  (b)ImClone Systems, Inc. .................................        1,000          8,695
  (b)King Pharmaceuticals, Inc. ............................       14,200        315,950
  (b)Medimmune, Inc. .......................................       28,500        752,400
  (b)Protein Design Labs, Inc. .............................       13,500        146,610
  (b)Shire Pharmaceuticals Group............................       17,500        451,675
  Teva Pharmaceutical Industries Ltd., ADR..................       12,100        808,038
  (b)Vertex Pharmaceuticals, Inc. ..........................       10,700        174,196
  (b)WebMD Corp. ...........................................        5,300         29,839
  (b)Wellpoint Health Networks, Inc. .......................       12,000        933,720
                                                                             -----------
                                                                               8,088,678
                                                                             -----------
Electronic Instruments -- 0.4%
  AVX Corp. ................................................       21,800        355,994
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 1.2%
  (b)Celestica, Inc. .......................................       25,600    $   581,376
  (b)Sanmina Corp. .........................................        7,000         44,170
  (b)Semtech Corp. .........................................       16,900        451,230
                                                                             -----------
                                                                               1,076,776
                                                                             -----------
Finance -- 3.6%
  Capital One Financial Corp. ..............................       13,100        799,755
  (b)Certegy, Inc. .........................................       35,400      1,313,694
  Franklin Resources, Inc. .................................       24,400      1,040,416
                                                                             -----------
                                                                               3,153,865
                                                                             -----------
Finance - Investment & Other -- 3.7%
  Legg Mason, Inc. .........................................        8,100        399,654
  Nationwide Financial Services, Inc. ......................       16,000        632,000
  PMI Group, Inc. ..........................................       22,700        867,140
  Waddell & Reed Financial, Inc. ...........................       60,000      1,375,200
                                                                             -----------
                                                                               3,273,994
                                                                             -----------
Food & Food Distributors -- 2.9%
  (b)Starbucks Corp. .......................................       36,500        907,025
  Sysco Corp. ..............................................        8,700        236,814
  (b)Whole Foods Market, Inc. ..............................       30,000      1,446,600
                                                                             -----------
                                                                               2,590,439
                                                                             -----------
Healthcare Services -- 0.2%
  (b)Abgenix, Inc. .........................................       13,500        132,300
                                                                             -----------
Human Resources -- 0.2%
  (b)Hewitt Associates, Inc. ...............................        8,700        202,710
                                                                             -----------
Industrial -- 0.3%
  (b)MSC Industrial Direct Co., Inc. .......................       12,700        247,650
                                                                             -----------
Insurance -- 5.5%
  Allmerica Financial Corp. ................................       20,000        924,000
  Mercury General Corp. ....................................       14,500        703,250
  (b)Principal Financial Group..............................       23,500        728,500
  Progressive Corp. ........................................       13,100        757,835
  Protective Life Corp. ....................................       19,500        645,450
  Radian Group, Inc. .......................................       22,700      1,108,895
                                                                             -----------
                                                                               4,867,930
                                                                             -----------
Leisure & Recreation Products -- 0.2%
  Brunswick Corp. ..........................................        5,100        142,800
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing -- 2.5%
  (b)Cabot Microelectronics Corp. ..........................        2,100    $    90,636
  Danaher Corp. ............................................       16,500      1,094,775
  Roper Industries, Inc. ...................................       14,200        529,660
  Teleflex, Inc.............................................        8,800        502,920
                                                                             -----------
                                                                               2,217,991
                                                                             -----------
Manufacturing Equipment -- 1.5%
  ITT Industries, Inc. .....................................       18,400      1,299,040
                                                                             -----------
Medical & Medical Services -- 7.8%
  (b)Alkermes, Inc. ........................................       25,400        406,654
  (b)Anthem, Inc. ..........................................       20,000      1,349,600
  (b)Biovail Corp. .........................................       10,000        289,600
  (b)DaVita, Inc. ..........................................       27,000        642,600
  (b)Human Genome Sciences, Inc. ...........................       11,500        154,100
  (b)Laboratory Corporation of America Holdings.............       25,400      1,159,510
  (b)Manor Care, Inc........................................       43,700      1,005,100
  Omnicare, Inc. ...........................................       71,000      1,864,460
                                                                             -----------
                                                                               6,871,624
                                                                             -----------
Medical Equipment & Supplies -- 1.6%
  (b)Apogent Technologies, Inc. ............................       46,000        946,220
  (b)Waters Corp. ..........................................       17,600        469,920
                                                                             -----------
                                                                               1,416,140
                                                                             -----------
Oil & Gas -- 7.3%
  Devon Energy Corp. .......................................       22,700      1,118,656
  Diamond Offshore Drilling, Inc. ..........................       34,200        974,700
  EOG Resources, Inc. ......................................       25,500      1,012,350
  (b)FMC Technologies, Inc. ................................       25,300        525,228
  Ocean Energy, Inc. .......................................       53,900      1,168,013
  (b)Smith International, Inc. .............................       17,000      1,159,230
  XTO Energy, Inc. .........................................       25,000        515,000
                                                                             -----------
                                                                               6,473,177
                                                                             -----------
Oil Equipment & Services -- 2.3%
  (b)BJ Services Co. .......................................       38,600      1,307,768
  (b)Cooper Cameron Corp. ..................................       14,600        706,932
                                                                             -----------
                                                                               2,014,700
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Radio -- 0.3%
  (b)Hispanic Broadcasting Corp. ...........................        2,000    $    52,200
  (b)Westwood One, Inc. ....................................        5,700        190,494
                                                                             -----------
                                                                                 242,694
                                                                             -----------
Restaurants -- 0.6%
  (b)Outback Steakhouse, Inc. ..............................       14,300        501,930
                                                                             -----------
Retail Merchandising -- 7.4%
  (b)American Eagle Outfitters, Inc. .......................       15,200        321,328
  (b)Best Buy Co., Inc. ....................................       23,900        867,570
  (b)BJ's Wholesale Club, Inc. .............................       14,200        546,700
  (b)Dollar Tree Stores, Inc. ..............................       35,100      1,383,291
  Family Dollar Stores, Inc. ...............................       38,500      1,357,125
  (b)O'Reilly Automotive, Inc. .............................       27,300        752,388
  Ross Stores, Inc. ........................................       16,700        680,525
  TJX Cos., Inc. ...........................................       31,000        607,910
                                                                             -----------
                                                                               6,516,837
                                                                             -----------
Semiconductors -- 3.8%
  (b)Intersil Holding Corp. ................................       15,700        335,666
  (b)Jabil Circuit, Inc. ...................................       32,600        688,186
  (b)KLA-Tencor Corp. ......................................       10,200        448,698
  (b)Lattice Semiconductor Corp. ...........................       52,200        456,228
  (b)Marvel Technology Group, Ltd. .........................        3,500         69,615
  (b)Maxim Integrated Products, Inc. .......................       15,000        574,950
  Molex, Inc., Class A......................................       15,000        411,450
  (b)Novellus Systems, Inc. ................................        9,500        323,000
                                                                             -----------
                                                                               3,307,793
                                                                             -----------
Software -- 3.8%
  Adobe Systems, Inc. ......................................       15,600        444,600
  (b)Citrix Systems, Inc. ..................................       29,000        175,160
  (b)DST Systems, Inc. .....................................       14,200        649,082
  (b)Electronic Arts, Inc. .................................        7,000        462,350
  (b)Informatica Corp. .....................................       18,300        129,747
  (b)Intuit, Inc. ..........................................       12,700        631,444
  (b)Mercury Interactive Corp. .............................       15,500        355,880
  (b)SmartForce PLC - ADR...................................          500          1,700
  (b)Sungard Data Systems, Inc. ............................       18,100        479,288
                                                                             -----------
                                                                               3,329,251
                                                                             -----------

--------------------------------------------------------------------------------
Market Street Fund
Mid Cap Growth Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                SHARES         VALUE
- ----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Technology -- 0.7%
  (b)Network Associates, Inc. ..............................       24,900    $   479,823
  (b)Sepracor, Inc. ........................................       15,800        150,890
                                                                             -----------
                                                                                 630,713
                                                                             -----------
Transportation -- 0.8%
  Expeditors International of Washington, Inc. .............       18,000        596,880
  Robinson (C.H.) Worldwide, Inc. ..........................        3,000        100,590
                                                                             -----------
                                                                                 697,470
                                                                             -----------
Travel -- 0.8%
  (b)Sabre Holdings Corp. ..................................       19,900        712,420
                                                                             -----------
Waste Management -- 0.7%
  (b)Republic Services, Inc. ...............................       33,800        644,566
                                                                             -----------
    TOTAL COMMON STOCKS.....................................                  85,759,237
                                                                             -----------
SHORT-TERM INVESTMENTS -- 3.4%
  Government Reserve Investment Fund........................    3,008,017      3,008,017
                                                                             -----------
    TOTAL SHORT TERM INVESTMENTS............................                   3,008,017
                                                                             -----------
    (a)TOTAL INVESTMENTS -- 100.7% (COST $90,266,947).......                  88,767,254
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7)%.............                    (605,662)
                                                                             -----------
NET ASSETS -- 100.0%........................................                 $88,161,592
                                                                             ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation............................  $ 13,924,297
Unrealized depreciation............................   (15,423,990)
                                                     ------------
Net unrealized depreciation........................  $ (1,499,693)
                                                     ============

(b) Denotes a non-income producing security.

ADR American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return of the Balanced Portfolio for the six months ended June 30, 2002, was -7.23%. That compared to total returns of -13.15% for the S&P 500 Index(1) and 3.79% for the Lehman Brothers Aggregate Bond Index(1), the Fund's benchmarks. The composite return of the Fund's benchmark indices was -4.84% during the six months through June 30, 2002, assuming a 50% weighting of the S&P 500 Index and a 50% weighting of the Lehman Brothers Aggregate Bond Index.

Fred Alger Management, Inc. ("Alger"), serves as sub-advisor to the Portfolio. Alger's philosophy of balanced portfolio management combines two investment goals: growth-oriented equity management, which accepts higher risk to achieve commensurate returns; and conservative fixed-income management, which seeks to minimize the overall risk of the portfolio. Alger's investment process focuses on asset allocation between equities and fixed-income securities, on individual stock selection based on in-depth fundamental research, and on active fixed-income management of maturity and sector selection based on the current market and economic outlook.

Stocks were extremely volatile during the period and delivered poor performance. The Fed maintained a neutral monetary policy after cutting interest rates to historically low levels in 2001. Investors took this as a positive sign that economic growth was beginning to improve. However, corporate accounting issues in the U.S. and violence in the Middle East weighed heavily on the equity markets, and pushed stock prices lower. Growth stocks and shares of large-capitalization companies -- which comprise the equity portion of the Balanced Portfolio -- were some of the worst performers of the market during the period, despite occasional rallies.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Drugs & Health Care.........................................   8.9%
Retail Merchandising........................................   4.4%
Computers...................................................   3.4%
Business & Consumer Services................................   3.3%
Semiconductors..............................................   2.7%
Finance, Banks, Insurance...................................   2.1%

Regardless of market conditions, we will continue to emphasize individual security selection, and through internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(1) The S&P 500 Index is a widely recognized index of 500 U.S. common stocks. The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Balanced Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCKS -- 40.1%
Aerospace & Defense -- 1.9%
  General Dynamics Corp. ...................................      5,625    $   598,219
  Lockheed Martin Corp. ....................................      9,125        634,187
                                                                           -----------
                                                                             1,232,406
                                                                           -----------
Banks -- 2.1%
  Fifth Third Bancorp.......................................      3,925        261,601
  J.P. Morgan Chase & Co. ..................................     10,375        351,920
  Mellon Financial Corp. ...................................     15,100        474,593
  Wells Fargo Co. ..........................................      5,200        260,312
                                                                           -----------
                                                                             1,348,426
                                                                           -----------
Beverages -- 0.5%
  Anheuser-Busch Companies, Inc. ...........................      6,580        329,000
                                                                           -----------
Broadcasting & Publishing -- 0.7%
  (b)Viacom, Inc. Class B...................................      9,975        442,591
                                                                           -----------
Building & Construction -- 0.4%
  Masco Corp. ..............................................      8,700        235,857
                                                                           -----------
Business & Consumer Services -- 3.3%
  (b)Cendant Corp. .........................................     12,300        195,324
  (b)Concord EFS, Inc. .....................................     19,090        575,373
  (b)eBay, Inc. ............................................     16,900      1,041,378
  Fedex Corp. ..............................................      5,150        275,010
                                                                           -----------
                                                                             2,087,085
                                                                           -----------
Communications -- 0.8%
  BellSouth Corp. ..........................................      6,500        204,750
  Verizon Communications, Inc. .............................      6,975        280,046
                                                                           -----------
                                                                               484,796
                                                                           -----------
Computers -- 3.4%
  (b)Dell Computer Corp. ...................................     27,425        716,889
  (b)Siebel Systems, Inc. ..................................     39,675        564,179
  (b)Sun Microsystems, Inc. ................................    127,500        638,775
  (b)Veritas Software Corp. ................................     11,600        229,564
                                                                           -----------
                                                                             2,149,407
                                                                           -----------
Consumer Products -- 1.7%
  Avon Products, Inc. ......................................      7,850        410,084
  The Procter & Gamble Co. .................................      7,605        679,127
                                                                           -----------
                                                                             1,089,211
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Drugs & Health Care -- 8.9%
  Baxter International, Inc. ...............................     16,785    $   746,092
  HCA, Inc. ................................................     10,725        509,438
  (b)IDEC Pharmaceuticals Corp. ............................      7,300        258,785
  (b)Immunex Corp. .........................................      7,050        157,497
  Johnson & Johnson.........................................     13,225        691,139
  Pfizer, Inc. .............................................     22,500        787,499
  Pharmacia Corp. ..........................................     13,675        512,129
  (b)Tenet Healthcare Corp. ................................      9,450        676,148
  UnitedHealth Group, Inc. .................................      7,825        716,378
  Wyeth.....................................................     12,375        633,600
                                                                           -----------
                                                                             5,688,705
                                                                           -----------
Finance -- 2.1%
  Capital One Financial Corp. ..............................      6,897        421,062
  Citigroup, Inc. ..........................................      6,525        252,844
  First Data Corp. .........................................     17,000        632,400
                                                                           -----------
                                                                             1,306,306
                                                                           -----------
Finance - Investment & Other -- 0.3%
  Freddie Mac...............................................      3,150        192,780
                                                                           -----------
Industrial Conglomerate -- 0.7%
  3M Co. ...................................................      3,425        421,275
                                                                           -----------
Insurance -- 2.1%
  Chubb Corp. ..............................................      9,921        702,406
  XL Capital Ltd. Class A...................................      7,575        641,603
                                                                           -----------
                                                                             1,344,009
                                                                           -----------
Leisure & Amusements -- 0.6%
  Carnival Corp. Class A....................................     14,000        387,660
                                                                           -----------
Medical Equipment & Supplies -- 0.8%
  Medtronic, Inc. ..........................................     12,300        527,055
                                                                           -----------
Oil & Gas -- 1.1%
  Anadarko Petroleum Corp. .................................      3,810        187,833
  ChevronTexaco Corp. ......................................      5,352        473,652
  (b)Nabors Industries Ltd. ................................      1,800         63,270
                                                                           -----------
                                                                               724,755
                                                                           -----------
Retail Merchandising -- 4.4%
  Home Depot, Inc. .........................................      3,510        128,922
  Lowe's Companies, Inc. ...................................     15,800        717,320

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
- --------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Retail Merchandising (Continued)
  Sears, Roebuck & Co. .....................................      3,700    $   200,910
  Target Corp. .............................................     17,285        658,559
  The TJX Companies, Inc. ..................................     10,100        198,061
  Wal-Mart Stores, Inc. ....................................     13,775        757,762
  Walgreen Co. .............................................      4,100        158,383
                                                                           -----------
                                                                             2,819,917
                                                                           -----------
Semiconductors -- 2.7%
  (b)Applied Materials, Inc. ...............................     27,125        515,918
  Intel Corp. ..............................................     18,000        328,860
  (b)Maxim Integrated Products, Inc. .......................      6,200        237,646
  (b)Taiwan Semiconductor Manufacturing Co. Ltd. ADR........     48,263        627,412
                                                                           -----------
                                                                             1,709,836
                                                                           -----------
Software -- 1.3%
  (b)Microsoft Corp. .......................................     15,700        858,790
                                                                           -----------
Utilities -- 0.3%
  Duke Energy Corp. ........................................      5,975        185,823
                                                                           -----------
    TOTAL COMMON STOCKS.....................................                25,565,690
                                                                           -----------

                                                               MATURITY     PRINCIPAL
                                                                 DATE         AMOUNT
                                                              ----------    ----------
CORPORATE BONDS -- 31.0%
Aerospace & Defense -- 1.2%
  United Technologies Corp., 6.10%..........................  05/15/2012    $  750,000        776,811
                                                                                          -----------
Banks -- 3.8%
  Bank of America Corp., 7.13%..............................  09/15/2006       750,000        818,600
  Regions Financial Corp., 6.38%............................  05/15/2012       750,000        771,974
  Wells Fargo & Co., 7.55%..................................  06/21/2010       750,000        835,645
                                                                                          -----------
                                                                                            2,426,219
                                                                                          -----------
Communications -- 1.2%
  SBC Communications, Inc., 6.25%...........................  03/15/2011       750,000        767,838
                                                                                          -----------
Computers -- 2.1%
  Electronic Data Systems, 6.85%............................  10/15/2004     1,000,000      1,057,535
  Sun Microsystems, Inc., 7.00%.............................  08/15/2002       250,000        250,898
                                                                                          -----------
                                                                                            1,308,433
                                                                                          -----------
Entertainment -- 1.0%
  Walt Disney Co., 4.88%....................................  07/02/2004    $  650,000    $   664,223
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                               MATURITY     PRINCIPAL
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                DATE         AMOUNT         VALUE
- -----------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Finance -- 16.1%
  Countrywide Home Loans, Inc., 5.63%.......................  05/15/2007    $  750,000    $   766,921
  Fannie Mae, 6.41%.........................................  03/08/2006     1,000,000      1,082,021
  Fannie Mae Discount Note, 0.00%...........................  09/20/2002     3,000,000      2,988,455
  Federal Home Loan Bank, 5.88%.............................  11/15/2007     1,000,000      1,060,978
  Ford Motor Credit Co., 6.50%..............................  01/25/2007       500,000        500,457
  Freddie Mac, 5.00%........................................  01/15/2004     1,000,000      1,036,425
  Goldman Sachs Group, Inc., 6.60%..........................  01/15/2012       500,000        509,304
  Household Financial Corp., 5.75%..........................  01/30/2007       750,000        741,854
  International Lease Finance Corp., 5.80%..................  08/15/2007       750,000        764,982
  Mellon Funding Corp., 4.88%...............................  06/15/2007       750,000        754,780
                                                                                          -----------
                                                                                           10,206,177
                                                                                          -----------
Food & Food Distributors -- 2.8%
  Safeway, Inc., 6.15%......................................  03/01/2006       750,000        788,530
  Unilever NV, 6.63%........................................  04/15/2028     1,000,000        990,719
                                                                                          -----------
                                                                                            1,779,249
                                                                                          -----------
Oil Equipment & Services -- 0.8%
  Baker Hughes, Inc., 6.25%.................................  01/15/2009       500,000        514,681
                                                                                          -----------
Retail Merchandising -- 1.2%
  Target Corp., 6.35%.......................................  01/15/2011       750,000        787,728
                                                                                          -----------
Utilities -- 0.8%
  Consolidated Edison Co. NY, 5.63%.........................  07/01/2012       500,000        494,161
                                                                                          -----------
    TOTAL CORPORATE BONDS...................................                               19,725,520
                                                                                          -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 26.9%
Federal Home Loan Mortgage Corporation -- 0.8%
  Pool #380054, 9.00%.......................................  08/01/2004       125,427        128,894
  Pool #380061, 9.00%.......................................  12/01/2004       135,253        140,904
  Pool #200089, 9.50%.......................................  08/01/2005       107,747        112,089
  Pool #730238, 9.50%.......................................  03/01/2006        34,138         35,974
  Pool #309774, 8.00%.......................................  11/01/2008        94,877         99,882
                                                                                          -----------
                                                                                              517,743
                                                                                          -----------
Federal National Mortgage Association -- 3.3%
  Pool #205994, 7.00%.......................................  03/01/2008       104,577        110,478
  Pool #10072, 7.75%........................................  03/01/2008        60,653         64,109
  Pool #3918, 7.75%.........................................  05/01/2008        38,589         40,787
  Pool #251782, 10.50%......................................  03/01/2018        85,504         97,906
  Pool #538673, 8.00%.......................................  06/01/2023       163,193        175,019

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                               MATURITY     PRINCIPAL
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                DATE         AMOUNT         VALUE
- -----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association (Continued)
  Pool #496046, 8.50%.......................................  10/01/2026    $  375,161    $   404,221
  Pool #499418, 8.00%.......................................  10/01/2027       163,886        175,763
  Pool #496045, 8.00%.......................................  01/01/2028       274,163        294,365
  Pool #252397, 7.50%.......................................  05/01/2028       261,444        276,083
  Pool #516898, 7.00%.......................................  01/01/2030       474,498        492,209
                                                                                          -----------
                                                                                            2,130,940
                                                                                          -----------
Government National Mortgage Association -- 3.6%
  Pool #2450, 8.00%.........................................  03/15/2007        35,665         38,033
  Pool #23094, 7.50%........................................  11/15/2007       267,546        281,560
  Pool #363360, 8.00%.......................................  08/15/2008       181,303        193,797
  Pool #370871, 6.50%.......................................  10/15/2008       635,349        669,245
  Pool #525348, 7.50%.......................................  09/15/2015       438,041        465,401
  Pool #348813, 7.50%.......................................  06/15/2023       620,026        659,655
                                                                                          -----------
                                                                                            2,307,691
                                                                                          -----------
U.S. Treasury Bonds -- 11.7%
  9.25%.....................................................  02/15/2016     2,000,000      2,748,502
  7.25%.....................................................  05/15/2016     3,500,000      4,124,946
  6.25%.....................................................  08/15/2023       500,000        535,714
                                                                                          -----------
                                                                                            7,409,162
                                                                                          -----------
U.S. Treasury Notes -- 7.5%
  5.75%.....................................................  08/15/2010     4,000,000      4,278,752
  5.00%.....................................................  08/15/2011       500,000        506,945
                                                                                          -----------
                                                                                            4,785,697
                                                                                          -----------
    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS............                               17,151,233
                                                                                          -----------

                                                                              SHARES
                                                                            ----------
SHORT-TERM INVESTMENTS -- 0.7%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................                   423,381    $   423,381
                                                                                          -----------
    TOTAL SHORT-TERM INVESTMENTS............................                                  423,381
                                                                                          -----------
    (a)TOTAL INVESTMENTS -- 98.7% (COST $63,971,280)........                               62,865,824
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3%...............                                  812,218
                                                                                          -----------
NET ASSETS -- 100.0%........................................                              $63,678,042
                                                                                          ===========

--------------------------------------------------------------------------------
Market Street Fund
Balanced Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation............................  $ 2,035,772
Unrealized depreciation............................   (3,141,228)
                                                     -----------
Net unrealized depreciation........................  $(1,105,456)
                                                     ===========

(b) Denotes a non-income producing security.

ADR American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

2002 Semi Annual Review
Market Street Investment Management Company

--------------------------------------------------------------------------------

The total return of the Bond Portfolio for the six months ended June 30, 2002, was 2.61%. That compares to a 3.79% total return for the Portfolio's benchmark index, the Lehman Brothers Aggregate Bond Index.(1)

The Portfolio is sub-advised by Western Asset Management Company ("Western"). Western primarily invests in a diversified Portfolio of fixed-income securities, and actively manages by focusing on sector allocation, issue selection, duration and term structure.

Economic growth improved somewhat during the period, while inflation and interest rates remained low. The Bond Portfolio maintained a longer duration than that of its benchmark, which allowed the Portfolio to lock in relatively high yields as rates fell modestly during the period. We maintained a moderate exposure to Treasury inflation-protected securities, with an emphasis on the long end of the yield curve. That strategy benefited the Portfolio as real yields fell. The Portfolio's overweighted position in mortgage-backed securities also helped performance as spreads narrowed. An emphasis on discount coupons and GNMAs helped minimize pre-payment risk, improving returns from the mortgage sector investments of the Portfolio. An overweight exposure to investment grade, high yield and emerging market credit sectors was the principal source of underperformance for the period.

The largest sector holdings (as a percentage of total net assets) of the Portfolio include:

SECTOR*                                                         %
- -------                                                       -----
Agency Obligations..........................................  44.3%
Corporate Bonds.............................................  34.7%
Asset Backed Securities.....................................  15.6%
Short-Term Investments......................................  13.3%
U.S. Treasury Obligations...................................   9.8%
Foreign Bonds...............................................   6.4%

The economy should continue to improve going forward, although perhaps not as strongly as some investors expect, and inflation should remain low. We expect long-term yields to gradually decline in that environment. Corporate bonds and emerging markets securities will likely perform well, as spreads should gradually tighten. Treasury inflation-protected securities still look attractive and will serve as an excellent hedge if the economy falls back into a recession or if inflation unexpectedly rises. Mortgage-backed bonds now appear less appealing as spreads tighten and prepayment risk rises.

Rosanne Gatta
President

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

(1) The Lehman Brothers Aggregate Bond Index is comprised of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Bond Portfolio reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. The total return of the Portfolio does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* The composition of the portfolio is subject to change.

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 44.3%
Federal Home Loan Mortgage Corporation -- 5.2%
  Pool #309774, 8.00%.......................................    11/01/2008    $   94,877    $     99,882
  Pool #170217, 8.00%.......................................    03/01/2017         7,920           8,519
  Pool #C01172, 6.50%.......................................    05/01/2031       903,191         922,744
  Gold Pool #C01184, 6.50%..................................    06/01/2031       183,751         187,729
  Gold Pool #C60657
    6.50%...................................................    11/01/2031       850,317         868,726
    6.25%...................................................    07/15/2032       500,000         502,698
  TBA Gold, 7.50%...........................................    07/01/2032       400,000         419,875
                                                                                            ------------
                                                                                               3,010,173
                                                                                            ------------
Federal National Mortgage Association -- 14.6%
    5.00%...................................................    01/15/2007       600,000         616,376
    6.00%...................................................    05/15/2011     1,060,000       1,110,907
    5.38%...................................................    11/15/2011        40,000          40,039
  Pool #50544, 8.00%........................................    03/01/2022       195,339         209,733
  Pool #538673, 8.00%.......................................    06/01/2023       137,051         146,983
  Series 2001-W2, Class AS1, 4.49%..........................    08/25/2028       283,777         284,864
  Pool #251532, 10.50%......................................    11/01/2017        89,368         102,248
  Pool #25228, 7.00%........................................    12/01/2028       191,522         199,216
  Pool #252396, 7.00%.......................................    09/01/2028       556,212         578,353
  Pool #252471, 8.50%.......................................    04/01/2028       494,990         534,330
  (b)TBA, 6.00%.............................................    07/01/2032     1,500,000       1,495,313
  (b)TBA, 7.00%.............................................    07/01/2032     3,000,000       3,105,937
                                                                                            ------------
                                                                                               8,424,299
                                                                                            ------------
Government National Mortgage Association -- 24.5%
  Pool #387078, 7.00%.......................................    04/15/2009       227,387         241,876
  Pool #348813, 7.50%.......................................    06/15/2023       620,026         659,655
  Pool #366564, 7.50%.......................................    09/15/2023       617,461         656,927
  Pool #536369, 7.50%.......................................    11/15/2030       210,799         222,647
  Series 1999-C2, Class A2, 6.95%...........................    09/15/2033       800,000         869,527
  Pool #250559, 7.50%.......................................    03/01/2026       226,204         241,158
  (b)TBA, 6.50%.............................................    07/01/2032     8,200,000       8,361,442
  (b)TBA, 7.00%.............................................    07/15/2032     2,800,000       2,905,874
                                                                                            ------------
                                                                                              14,159,106
                                                                                            ------------
TOTAL AGENCY OBLIGATIONS....................................                                  25,593,578
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 34.7%
Aerospace & Defense -- 0.7%
  Lear Corp., 7.96%.........................................    05/15/2005    $   30,000    $     30,926
  Lear Corp., Series B, 8.11%...............................    05/15/2009        30,000          30,750
  Lockheed Martin Corp., 8.50%..............................    12/01/2029       300,000         362,113
                                                                                            ------------
                                                                                                 423,789
                                                                                            ------------
Automobiles -- 0.2%
  Ford Motor Co., 8.90%.....................................    01/15/2032       120,000         129,850
                                                                                            ------------
Automotive & Equipment -- 0.1%
  American Axle & Manufacturing, Inc., 9.75%................    03/01/2009        17,000          18,020
  Avis Group Holdings, Inc., 11.00%.........................    05/01/2009        51,000          55,590
                                                                                            ------------
                                                                                                  73,610
                                                                                            ------------
Banks -- 1.7%
  Bank of America Corp., 7.13%..............................    09/15/2006       200,000         218,293
  Bank of America Corp., 7.40%..............................    01/15/2011       100,000         109,520
  First Union National Bank, 7.80%..........................    08/18/2010       500,000         559,650
  Sumitomo Mitsui Bank Corp., 8.00%.........................    06/15/2012       100,000         100,818
                                                                                            ------------
                                                                                                 988,281
                                                                                            ------------
Beverages -- 1.2%
  Anheuser Busch Co., Inc., 7.50%...........................    03/15/2012       300,000         345,091
  Constellation Brands, Inc., 8.00%.........................    02/15/2008        26,000          26,780
  Constellation Brands, Inc., 8.13%.........................    01/15/2012        11,000          11,289
  Pepsi Bottling Group, Inc., 7.00%.........................    03/01/2029       300,000         319,244
                                                                                            ------------
                                                                                                 702,404
                                                                                            ------------
Broadcasting & Publishing -- 0.1%
  Chancellor Media Corp., 8.00%.............................    11/01/2008        12,000          11,880
  Chancellor Media Corp., 8.13%.............................    12/15/2007        51,000          49,725
                                                                                            ------------
                                                                                                  61,605
                                                                                            ------------
Building & Building Services -- 0.5%
  American Standard, Inc., 7.38%............................    04/15/2005        40,000          41,200
  American Standard, Inc., 7.38%............................    02/01/2008         5,000           5,150
  American Standard, Inc., 7.63%............................    02/15/2010        17,000          17,510
  (d)Beazer Homes USA, Inc., 8.38%..........................    04/15/2012        12,000          12,120
  Nortek, Inc., 9.25%.......................................    03/15/2007        10,000          10,125
  Nortek, Inc., 8.88%.......................................    08/01/2008        55,000          55,412
  Packaging Corporation of America, 9.63%...................    04/01/2009        30,000          32,400

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Building & Building Services (Continued)
  Pulte Homes, Inc., 7.88%..................................    08/01/2011    $   28,000    $     29,489
  Ryland Group, Inc., 8.00%.................................    08/15/2006        19,000          19,143
  Ryland Group, Inc., 8.25%.................................    04/01/2008        10,000          10,000
  Schuler Homes, Inc., 9.38%................................    07/15/2009        40,000          40,800
                                                                                            ------------
                                                                                                 273,349
                                                                                            ------------
Chemicals & Allied Products -- 0.5%
  Georgia-Pacific Corp., 9.50%..............................    12/01/2011         5,000           5,089
  (d)Lyondell Chemical Co., 9.50%...........................    12/15/2008         5,000           4,688
  Macdermid, Inc., 9.13%....................................    07/15/2011        18,000          18,900
  Raytheon Co., 6.75%.......................................    08/15/2007       150,000         159,321
  Raytheon Co., 7.20%.......................................    08/15/2027       120,000         122,520
                                                                                            ------------
                                                                                                 310,518
                                                                                            ------------
Communications -- 3.6%
  AOL Time Warner, Inc., 7.70%..............................    05/01/2032       170,000         150,807
  AT&T Corp., 6.50%.........................................    03/15/2029       180,000         124,200
  (d)AT&T Corp., 8.00%......................................    11/15/2031        90,000          70,650
  Bell Atlantic Financial, 4.25%............................    09/15/2005       450,000         473,115
  BellSouth Corp., 6.88%....................................    10/15/2031       250,000         247,631
  British Telecom PLC, 8.38%................................    12/15/2010       200,000         217,640
  Charter Communications Holdings, 8.63%....................    04/01/2009        68,000          45,560
  Crown Castle International Corp., 9.38%...................    08/01/2011        10,000           6,300
  Emmis Communications Corp., 8.13%.........................    03/15/2009         8,000           7,800
  Fox/Liberty Networks LLC, 8.88%...........................    08/15/2007        22,000          22,660
  France Telecom SA, 8.25%..................................    03/01/2011        50,000          45,654
  Insight Communications, Inc., 0.00%.......................    02/15/2011        30,000          12,900
  Mediacom LLC, 9.50%.......................................    01/15/2013        21,000          18,165
  Nextel Communications, Inc., 9.38%........................    11/15/2009        17,000           8,628
  (d)Panamsat Corp., 8.50%..................................    02/01/2012        29,000          26,680
  (c)(d)Qwest Capital Funding, Inc., 2.46%..................    07/08/2002       230,000         225,400
  Qwest Corp., 7.63%........................................    06/09/2003       200,000         184,000
  Sprint Capital Corp., 6.13%...............................    11/15/2008       100,000          76,523
  Sprint Capital Corp., 7.63%...............................    01/30/2011        50,000          39,782
  WorldCom, Inc., 6.40%.....................................    08/15/2005       200,000          30,000
  WorldCom, Inc., 8.25%.....................................    05/15/2031       170,000          25,500
                                                                                            ------------
                                                                                               2,059,595
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Computers -- 1.8%
  Echostar DBS Corp., 9.38%.................................    02/01/2009    $   62,000    $     57,350
  (d)Echostar DBS Corp., 9.13%..............................    01/15/2009        10,000           9,150
  Electronic Data Systems Corp., 6.85%......................    10/15/2004       400,000         423,014
  Sun Microsystems, Inc., 7.00%.............................    08/15/2002       500,000         501,796
  Unisys Corp., 7.25%.......................................    01/15/2005        31,000          30,380
                                                                                            ------------
                                                                                               1,021,690
                                                                                            ------------
Electronics -- 0.6%
  AES Corp., 8.75%..........................................    12/15/2002        10,000           9,300
  AES Corp., 9.50%..........................................    06/01/2009        34,000          22,440
  Flextronics International Ltd., 9.88%.....................    07/01/2010        24,000          25,080
  General Electric Capital Trust, 5.88%.....................    02/15/2012       280,000         277,310
  (d)L-3 Communications Corp., 7.63%........................    06/15/2012        24,000          24,060
                                                                                            ------------
                                                                                                 358,190
                                                                                            ------------
Energy -- 1.7%
  CMS Energy Corp., 9.88%...................................    10/15/2007        30,000          22,500
  CMS Energy Corp., 8.50%...................................    04/15/2011        60,000          42,600
  Emerson Electric Co., 7.88%...............................    06/01/2005       500,000         550,689
  Hydro-Quebec, 6.30%.......................................    05/11/2011       140,000         148,411
  Hydro-Quebec, 7.50%.......................................    04/01/2016       110,000         127,818
  Mirant Americas Generation LLC, 9.13%.....................    05/01/2031       140,000         100,100
  XTO Energy, Inc., 7.50%...................................    04/15/2012        10,000          10,200
                                                                                            ------------
                                                                                               1,002,318
                                                                                            ------------
Entertainment -- 0.5%
  CSC Holdings, Inc., 7.63%.................................    04/01/2011       112,000          90,113
  Harrah's Operating Co., Inc., 7.88%.......................    12/15/2005        60,000          61,650
  International Game Technology, 8.38%......................    05/15/2009        33,000          34,815
  Mohegan Tribal Gaming, 8.13%..............................    01/01/2006        10,000          10,250
  Mohegan Tribal Gaming, 8.75%..............................    01/01/2009        11,000          11,399
  Mohegan Tribal Gaming, 8.38%..............................    07/01/2011        20,000          20,425
  Park Place Entertainment Corp., 9.38%.....................    02/15/2007        60,000          62,700
  Premier Parks, Inc., 0.00%................................    04/01/2008         5,000           4,875
  Six Flags, Inc., 9.50%....................................    02/01/2009         8,000           8,160
                                                                                            ------------
                                                                                                 304,387
                                                                                            ------------
Fertilizers -- 0.0%
  IMC Global, Inc., Series B, 10.88%........................    06/01/2008         9,000           9,675
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Finance -- 8.9%
  Anadarko Finance Co., 7.50%...............................    05/01/2031    $  300,000    $    319,994
  Citigroup, Inc., 6.50%....................................    01/18/2011       500,000         519,916
  Credit Suisse FirstBoston USA, Inc., 5.75%................    04/15/2007       150,000         153,457
  (d)Dryden Investor Trust, 7.16%...........................    07/23/2008       111,463         116,439
  Ford Motor Credit Corp., 7.38%............................    10/28/2009       100,000         103,520
  Ford Motor Credit Corp., 7.38%............................    02/01/2011       260,000         263,352
  Freddie Mac, 5.00%........................................    01/15/2004     1,500,000       1,554,637
  General Electric Capital Corp., 6.75%.....................    03/15/2032       160,000         157,164
  Goldman Sachs Group, Inc., 6.60%..........................    01/15/2012       410,000         417,628
  Household Finance Corp., 7.20%............................    07/15/2006       100,000         104,924
  Household Finance Corp., 6.50%............................    11/15/2008       110,000         110,351
  Household Finance Corp., 8.00%............................    07/15/2010        60,000          63,373
  Household Finance Corp., 7.00%............................    05/15/2012        70,000          69,605
  JP Morgan Chase & Co., 6.63%..............................    03/15/2012       270,000         277,672
  KFW International Finance, Inc., 4.75%....................    01/24/2007       170,000         172,289
  PDVSA Finance Ltd., 8.50%.................................    11/16/2012       130,000         113,750
  (d)Petrozuata Finance, Inc., 8.22%........................    04/01/2017       110,000          73,700
  (d)Systems 2001 Asset Trust, 6.66%........................    09/15/2013       199,407         211,852
  Wells Fargo & Co., 6.45%..................................    02/01/2011       300,000         313,553
  Williams Holdings of Delaware, Inc., 6.25%................    02/01/2006        50,000          41,264
                                                                                            ------------
                                                                                               5,158,440
                                                                                            ------------
Food & Food Distributors -- 0.9%
  Fleming Cos., Inc., 9.25%.................................    06/15/2010        12,000          11,820
  Kellogg Co., 6.60%........................................    04/01/2011        80,000          83,885
  Nabisco, Inc., 7.55%......................................    06/15/2015       100,000         115,382
  Sara Lee Corp., 6.25%.....................................    09/15/2011       280,000         289,864
  Smithfield Foods, Inc., 8.00%.............................    10/15/2009        22,000          22,330
  YUM! Brands, Inc., 7.70%..................................    07/01/2012        15,000          15,000
                                                                                            ------------
                                                                                                 538,281
                                                                                            ------------
Forestry -- 0.7%
  Tembec Industries, Inc., 8.50%............................    02/01/2011        22,000          22,660
  (d)Weyerhaeuser Co., 6.75%................................    03/15/2012       150,000         155,327
  (d)Weyerhaeuser Co., 7.38%................................    03/15/2032       220,000         223,299
                                                                                            ------------
                                                                                                 401,286
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund
Bond Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Healthcare -- 0.1%
  (d)Healthsouth Corp., 7.63%...............................    06/01/2012    $   15,000    $     14,859
  Manor Care, Inc., 7.50%...................................    06/15/2006        30,000          31,014
                                                                                            ------------
                                                                                                  45,873
                                                                                            ------------
Hotels -- 0.1%
  Extended Stay America, Inc., 9.88%........................    06/15/2011        10,000          10,200
  HMH Properties, Inc., 7.88%...............................    08/01/2008        20,000          19,050
  HMH Properties, Inc., 8.45%...............................    12/01/2008         6,000           5,880
  MGM Mirage, Inc., 6.63%...................................    02/01/2005        28,000          28,283
                                                                                            ------------
                                                                                                  63,413
                                                                                            ------------
Insurance -- 0.4%
  XL Capital Ltd., 6.50%....................................    01/15/2012       200,000         207,028
                                                                                            ------------
Machinery -- 0.0%
  Agco Corp., 9.50%.........................................    05/01/2008        13,000          13,748
                                                                                            ------------
Manufacturing -- 1.2%
  AK Steel Corp., 7.88%.....................................    02/15/2009        60,000          60,000
  Terex Corp., 10.38%.......................................    04/01/2011        50,000          53,750
  Tyco International Group SA, 6.88%........................    09/05/2002       140,000         135,853
  Tyco International Group SA, 5.88%........................    11/01/2004        10,000           8,081
  Tyco International Group SA, 6.13%........................    11/01/2008        10,000           7,693
  Tyco International Group SA, 6.38%........................    10/15/2011       210,000         160,757
  Tyco International Group SA, 7.00%........................    06/15/2028       130,000          92,203
  Tyco International Group SA, 6.88%........................    01/15/2029       200,000         141,904
  (c)Tyco International Group SA, 2.37%.....................    07/30/2003        10,000           8,100
                                                                                            ------------
                                                                                                 668,341
                                                                                            ------------
Medical & Medical Services -- 1.1%
  Biovail Corp., 7.88%......................................    04/01/2010        20,000          19,300
  Bristol-Meyers Squibb Co., 5.75%..........................    10/01/2011       260,000         258,685
  Coventry Health Care, Inc., 8.13%.........................    02/15/2012        17,000          17,340
  Fresenius Medical Care Capital Trust, 7.88%...............    06/15/2011        30,000          26,850
  HCA - The Healthcare Co., 7.13%...........................    06/01/2006        30,000          31,466
  HCA - The Healthcare Co., 8.75%...........................    09/01/2010        27,000          30,469
  HCA - The Healthcare Co., 6.91%...........................    06/15/2005        10,000          10,434
  HCA - The Healthcare Co., 7.25%...........................    05/20/2008        28,000          29,354
  Healthsouth Corp., 8.50%..................................    02/01/2008        30,000          31,500
  Healthsouth Corp., 10.75%.................................    10/01/2008        77,000          85,085
  Manor Care, Inc., 8.00%...................................    03/01/2008        28,000          28,875

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Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Medical & Medical Services (Continued)
  Omnicare, Inc., 8.13%.....................................    03/15/2011    $   38,000    $     39,140
  (d)Ventas Realty Capital Corp., 8.75%.....................    05/01/2009        10,000          10,100
                                                                                            ------------
                                                                                                 618,598
                                                                                            ------------
Metals & Mining -- 0.1%
  P&L Coal Holdings Corp., 8.88%............................    05/15/2008        71,000          74,728
                                                                                            ------------
Oil & Gas -- 2.9%
  Apache Corp., 6.25%.......................................    04/15/2012       100,000         103,237
  Conoco Funding Corp., 6.35%...............................    10/15/2011       170,000         176,249
  Conoco Funding Corp., 7.25%...............................    10/15/2031        20,000          21,187
  Conoco, Inc., 6.95%.......................................    04/15/2029       100,000         102,198
  Dynegy Holdings, Inc., 8.75%..............................    02/15/2012       160,000         119,200
  El Paso Corp., 0.00%......................................    02/28/2021       180,000          73,350
  El Paso Corp., 7.80%......................................    08/01/2031        70,000          65,521
  El Paso Corp., 7.75%......................................    01/15/2032       140,000         129,828
  (d)El Paso Corp., 8.38%...................................    06/15/2032        10,000          10,284
  (d)Forest Oil Corp., 7.75%................................    05/01/2014        30,000          28,950
  Ocean Energy, Inc., Series B, 8.88%.......................    07/15/2007        20,000          20,850
  Ocean Energy, Inc., Series B, 8.38%.......................    07/01/2008        30,000          31,650
  Parker & Parsley Petroleum, 8.25%.........................    08/15/2007        10,000          10,546
  (d)Petroliam Nasional Berhd, 7.63%........................    10/15/2026        20,000          19,006
  (d)Petronas Capital Ltd., 7.88%...........................    05/22/2022        70,000          69,539
  Phillips Petroleum Co., 8.75%.............................    05/25/2010       200,000         237,484
  Pioneer Natural Resources Co., 9.63%......................    04/01/2010        30,000          32,972
  Sonat, Inc., 7.63%........................................    07/15/2011       120,000         118,081
  Tennessee Gas Pipeline, 8.38%.............................    06/15/2032        60,000          62,049
  Triton Energy Ltd., 8.88%.................................    10/01/2007         3,000           3,300
  Vintage Petroleum, Inc., 9.00%............................    12/15/2005         6,000           5,940
  Vintage Petroleum, Inc., 7.88%............................    05/15/2011        20,000          18,100
  (d)Vintage Petroleum, Inc., 8.25%.........................    05/01/2012        21,000          20,633
  (d)Western Oil Sands, Inc., 8.38%.........................    05/01/2012        29,000          29,073
  (d)Williams Co., Inc., 8.75%..............................    03/15/2032       100,000          81,459
  Williams Co., Inc., 7.75%.................................    06/15/2031       100,000          73,296
                                                                                            ------------
                                                                                               1,663,982
                                                                                            ------------

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Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Paper & Forest Products -- 0.2%
  Georgia-Pacific Corp., 8.88%..............................    05/15/2031    $   26,000    $     24,474
  Meadwestvaco Corp., 6.85%.................................    04/01/2012       100,000         104,987
  Norske Skog, 8.63%........................................    06/15/2011        14,000          14,350
                                                                                            ------------
                                                                                                 143,811
                                                                                            ------------
Railroads -- 1.5%
  Kansas City Southern Railroads, 9.50%.....................    10/01/2008        13,000          14,056
  Union Pacific Corp., 6.70%................................    12/01/2006       500,000         532,578
  Union Pacific Corp., 7.13%................................    02/01/2028       300,000         310,979
                                                                                            ------------
                                                                                                 857,613
                                                                                            ------------
Retail Merchandising -- 0.9%
  Target Corp., 5.88%.......................................    03/01/2012       280,000         283,166
  Wal-Mart Stores, 7.55%....................................    02/15/2030       200,000         229,894
                                                                                            ------------
                                                                                                 513,060
                                                                                            ------------
Tobacco -- 1.2%
  Philip Morris Co., Inc., 7.75%............................    01/15/2027       415,000         440,099
  RJ Reynolds Tobacco Holdings, 7.75%.......................    05/15/2006       110,000         118,345
  RJ Reynolds Tobacco Holdings, 7.25%.......................    06/01/2012       130,000         133,115
                                                                                            ------------
                                                                                                 691,559
                                                                                            ------------
Toys -- 0.1%
  Hasbro, Inc., 5.60%.......................................    11/01/2005        31,000          29,295
                                                                                            ------------
Transportation -- 0.1%
  Teekay Shipping, Inc., 8.88%..............................    07/15/2011        28,000          29,120
                                                                                            ------------
Utilities -- 0.5%
  Calpine Corp., 8.25%......................................    08/15/2005        70,000          51,100
  Calpine Corp., 8.50%......................................    02/15/2011        22,000          14,740
  FirstEnergy Corp., 6.45%..................................    11/15/2011        70,000          67,963
  FirstEnergy Corp., 7.38%..................................    11/15/2031       160,000         151,830
                                                                                            ------------
                                                                                                 285,633
                                                                                            ------------
Waste Management -- 0.6%
  Allied Waste North America, 8.88%.........................    04/01/2008       100,000          98,000
  Waste Management, Inc., 7.38%.............................    08/01/2010       240,000         249,204
                                                                                            ------------
                                                                                                 347,204
                                                                                            ------------
    TOTAL CORPORATE BONDS...................................                                  20,070,274
                                                                                            ------------

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Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES -- 15.6%
  (c)Amortizing Residential Collateral Trust, 2.12%.........    01/01/2032..  $  190,704    $    190,710
  (c)Bayview Financial Acquisition Trust, Series 2001-DA,
    Class A, 2.22%..........................................    11/25/2031       689,966         689,826
  Bayview Financial Acquisition Trust IO, 14.00%............    07/25/2004       800,000         107,500
  (c)Chase Funding Loan Acquisition Trust, Series 2001-AD1,
    Class 1A1, 2.07%........................................    12/25/2015       251,894         251,969
  (c)Conseco Finance, Series 2001-C, Class A1, 1.98%........    09/15/2018       173,663         173,637
  Conseco Finance Securitizations Corp., Series 2001-1,
    Class A5, 6.99%.........................................    07/01/2032       600,000         626,258
  (c)Conseco Finance Securitizations Corp., Series 2001-3,
    Class A1, 1.97%.........................................    05/01/2033       416,179         416,019
  (c)Countrywide Asset Backed Certificates, Series 2001-BC3,
    Class A, 2.08%..........................................    12/25/2031       385,974         385,271
  (c)Countrywide Asset Backed Certificates, Series 2001-3,
    Class A1, 2.09%.........................................    01/25/2032       381,873         381,439
  (c)Credit Based Asset Servicing & Securitization, Series
    2000-CB2, Class A1F, 2.06%..............................    07/25/2014        39,358          39,360
  (c)Credit Based Asset Servicing & Securitization, Series
    2001-CB4, Class 1AIO, 5.00%.............................    11/25/2033     1,800,000          31,770
  (c)CS First Boston Mortgage Securities Corp., Series
    2001-TFLA, Class A1, 2.29%..............................    12/15/2011       370,000         367,577
  (c)Daimler Chrysler Master Owner Trust, 1.90%.............    05/15/2007       150,000         150,043
  (c)EQCC Asset Backed Corp., 2.14%.........................    10/25/2031       352,432         352,432
  (c)Hanareum International Funding Ltd., 2.30%.............    12/14/2011       239,681         239,552
  (c)Holmes Financing PLC, 2.17%............................    07/15/2015       460,000         460,434
  Home Loan Trust, Series 2001-HLV2, Class A1B, 4.93%.......    01/25/2012        10,531          10,579
  HomeQ Asset Backed Certificates, Series 2001-I, Class AH1,
    5.27%...................................................    03/15/2013        41,024          41,039
  LB-UBS Commercial Mortgage Trust IO, 1.21%................    06/15/2036       794,209          47,084
  Lehman ABS Manufacturing Contract, Series 2001-B, Class
    A3, 4.35%...............................................    05/15/2014       500,000         504,509
  Lehman ABS Manufacturing Contract, Series 2001-B, Class
    A6, 6.47%...............................................    08/15/2028       500,000         500,977
  (c)Lehman Brothers, Series 2001-LLFA, Class A, 2.08%......    08/16/2013       428,403         428,731
  (c)Long Beach Asset Holdings Corp., Series 2001-2,
    2.09%...................................................    08/26/2008        66,372          66,209
  (c)Medallion Trust, Series 2000-2G Class A1, 2.08%........    12/18/2031       388,164         388,465
  (c)Merrill Lynch Mortgage Investors, Inc., Series
    2002-NC1, 2.54%.........................................    08/25/2009        99,567          99,657
  (c)Metris Master Trust, Series 2001-3, Class A, 2.07%.....    07/21/2008       460,000         460,587
  (c)Oakwood Mortgage Investors, Inc., Series 2001-D, Class
    A1, 1.99%...............................................    07/15/2013       380,935         380,815
  (c)Residential Asset Securities Corp., Series 2001-KS2,
    Class AI1, 1.95%........................................    04/25/2018       224,381         224,318
  (c)Residential Asset Securities Corp., Series 2001-KS3,
    Class AI1, 2.07%........................................    09/25/2031       376,531         375,906
  (c)Salomon Brothers Mortgage Securities, Series 1998-NC1,
    Class A, 2.08%..........................................    03/25/2028        46,908          46,841
  Security National Mortgage Loan Trust, Series 2001-3A,
    Class A1, 3.60%.........................................    07/25/2010       310,080         310,069
  (c)Student Loan Marketing Association, Series 1997-3,
    Class A1, 2.31%.........................................    04/25/2006       120,656         120,775
  (c)Torrens Trust, 2.10%...................................    07/15/2031       168,028         168,266
                                                                                            ------------
    TOTAL ASSET BACKED SECURITIES...........................                                   9,038,624
                                                                                            ------------

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Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.8%
  U.S. Treasury Bonds -- 2.1%
    5.25%...................................................    11/15/2028    $  525,000    $    493,613
    6.13%...................................................    08/15/2029       330,000         350,479
    5.38%...................................................    02/15/2031       390,000         381,895
                                                                                            ------------
                                                                                               1,225,987
                                                                                            ------------
  U.S. Treasury Inflation Protected Bonds -- 6.6%
    3.88%...................................................    04/15/2029     3,080,000       3,796,582
                                                                                            ------------
  U.S. Treasury Note -- 0.5%
    4.75%...................................................    11/15/2008       280,000         285,123
                                                                                            ------------
  U.S. Treasury Strips -- 0.6%
    0.00%...................................................    11/15/2027     1,650,000         370,004
                                                                                            ------------
      TOTAL U.S. TREASURY OBLIGATIONS.......................                                   5,677,696
                                                                                            ------------
FOREIGN BONDS -- 6.4%
Foreign Government -- 6.4%
  Federal Republic of Brazil, 14.50%........................    10/15/2009        80,000          60,000
  Federal Republic of Brazil, 12.00%........................    04/15/2010       120,000          79,200
  Federal Republic of Brazil, 8.00%.........................    04/15/2014       172,397         107,533
  Federal Republic of Brazil, 8.00%.........................    04/15/2014       498,721         311,076
  Federal Republic of Brazil, 11.00%........................    08/17/2040       175,000          98,000
  (c)Federal Republic of Brazil, 3.13%......................    04/15/2009        70,000          43,575
  (c)Federal Republic of Brazil, 3.13%......................    04/15/2012       100,000          53,000
  (c)Federal Republic of Brazil, 3.13%......................    04/15/2012        80,000          42,400
  Province of Quebec, 7.13%.................................    02/09/2024        80,000          86,830
  Province of Quebec, 7.50%.................................    09/15/2029        20,000          22,901
  (c)Republic of Bulgaria, 2.81%............................    07/28/2011       215,600         191,615
  (c)Republic of Bulgaria, 2.81%............................    07/28/2012       180,000         163,800
  (d)Republic of Bulgaria, 8.25%............................    01/15/2015        60,000          59,700
  Republic of Columbia, 11.75%..............................    02/25/2020       220,000         215,270
  Republic of Panama, 9.63%.................................    02/08/2011        63,000          59,945
  Republic of Panama, 10.75%................................    05/15/2020        72,000          72,000
  (c)Republic of Panama, 4.75%..............................    07/17/2014        27,778          22,917
  (c)Republic of Panama, 2.63%..............................    07/17/2016       143,180         112,879
  Republic of Peru, 4.00%...................................    03/07/2017       120,000          79,200
  (c)Republic of Peru, 4.50%................................    03/07/2017       237,600         172,260
  Republic of Philippines, 9.88%............................    01/15/2019       170,000         168,895
  Republic of Philippines, 10.63%...........................    03/16/2025       210,000         217,035

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Bond Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                                SHARES
                                                                                  OR
                                                                 MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         AMOUNT         VALUE
- --------------------------------------------------------------------------------------------------------
FOREIGN BONDS (CONTINUED)
  Russian Federation, 8.25%.................................    03/31/2010    $  100,000    $     98,350
  Russian Federation, 5.00%.................................    03/31/2030       140,000          97,188
  United Mexican States, 8.38%..............................    01/14/2011       250,000         259,374
  United Mexican States, 11.50%.............................    05/15/2026       615,000         780,127
                                                                                            ------------
    TOTAL FOREIGN BONDS.....................................                                   3,675,070
                                                                                            ------------
CONVERTIBLE BONDS -- 0.5%
Communications -- 0.2%
  Liberty Media, 3.75%......................................    02/15/2030       200,000          90,000
                                                                                            ------------
Finance -- 0.3%
  Verizon Global Funding, Inc., 5.75%.......................    04/01/2003       170,000         172,292
  Verizon Global Funding, Inc., 0.00%.......................    05/15/2021       100,000          54,000
                                                                                            ------------
                                                                                                 226,292
                                                                                            ------------
    TOTAL CONVERTIBLE BONDS.................................                                     316,292
                                                                                            ------------
COMMERCIAL PAPER -- 0.5%
  (c)AT&T Corp., 3.05%......................................    08/06/2002       300,000         297,443
                                                                                            ------------
    TOTAL COMMERCIAL PAPER..................................                                     297,443
                                                                                            ------------
SHORT-TERM INVESTMENTS -- 13.3%
  One Group Prime Money Market Fund -- Institutional
    Shares..................................................                   3,853,346       3,853,346
  Victory Institutional Money Market Fund...................                   3,853,346       3,853,346
                                                                                            ------------
    TOTAL SHORT-TERM INVESTMENTS............................                                   7,706,692
                                                                                            ------------
    (a)TOTAL INVESTMENTS -- 125.1% (COST $72,107,685)                                         72,375,669
LIABILITIES IN EXCESS OF OTHER ASSETS -- (25.1)%............                                 (14,531,370)
                                                                                            ------------
NET ASSETS -- 100.0%........................................                                $ 57,844,299
                                                                                            ============

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Bond Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation............................  $ 1,381,412
Unrealized depreciation............................   (1,113,428)
                                                     -----------
Net unrealized appreciation........................  $   267,984
                                                     ===========

(b) Mortgage Dollar Rolls

(c) Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on June 30, 2002. The maturity date represents the next reset date for the security.

(d) Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers.

IO -- Interest Only
TBA -- To Be Announced

See notes to financial statements.

--------------------------------------------------------------------------------
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Money Market Portfolio

Schedule of Portfolio Investments, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

                                                                MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE         AMOUNT         VALUE
- -------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 74.1%
Asset Backed Securities -- 16.4%
  Falcon Asset Securitization Corp., 1.78%..................    07/12/2002   $2,000,000    $  1,998,912
  Falcon Asset Securitization Corp., 1.85%..................    07/15/2002    3,000,000       2,997,842
  Giro Funding Corp., 1.83%.................................    07/22/2002    1,011,000       1,009,921
  Giro Funding Corp., 1.80%.................................    08/12/2002    4,000,000       3,991,600
  New Center Asset Trust, 1.78%.............................    07/12/2002    4,000,000       3,997,824
  Trident Capital Finance Corp., 2.00%......................    07/01/2002    4,500,000       4,500,000
  Variable Funding Capital Corp., 1.77%.....................    07/22/2002    4,000,000       3,995,870
                                                                                           ------------
                                                                                             22,491,969
                                                                                           ------------
Auto/Finance -- 2.7%
  Harley Davidson Funding Corp., 1.78%......................    07/01/2002    3,750,000       3,750,000
                                                                                           ------------
Bank Holdings Companies -- 11.7%
  ABN Amro Finance, Inc., 1.84%.............................    07/08/2002    4,000,000       3,998,553
  JP Morgan Chase and Co., 1.93%............................    07/01/2002    4,000,000       4,000,000
  National City Credit Corp., 1.85%.........................    07/16/2002    4,000,000       3,996,917
  State Street Corp., 1.75%.................................    07/17/2002    4,035,000       4,031,862
                                                                                           ------------
                                                                                             16,027,332
                                                                                           ------------
Broker/Dealers -- 7.1%
  Goldman Sachs Group, Inc., 1.93%..........................    07/02/2002    4,000,000       3,999,785
  Morgan Stanley Dean Witter & Co., 1.81%...................    07/22/2002    1,790,000       1,788,110
  Salomon Smith Barney, Inc., 1.77%.........................    07/09/2002    4,000,000       3,998,427
                                                                                           ------------
                                                                                              9,786,322
                                                                                           ------------
Canada -- 3.3%
  British Columbia (Province), 1.87%........................    10/15/2002    4,504,000       4,478,979
                                                                                           ------------
Diversified Finance -- 8.6%
  American Honda Finance Corp., 1.77%.......................    07/26/2002    4,000,000       3,995,083
  General Electric Capital Corp., 2.07%.....................    10/11/2002    3,800,000       3,777,713
  Household Finance Corp., 1.84%............................    07/10/2002    4,000,000       3,998,160
                                                                                           ------------
                                                                                             11,770,956
                                                                                           ------------
Electronics -- 2.9%
  Johnson Controls, Inc., 2.07%.............................    07/01/2002    4,000,000       4,000,000
                                                                                           ------------
Finance Services -- 17.1%
  Halifax Corp., 1.80%......................................    07/29/2002    1,000,000         998,600
  ING America Insurance Holdings, 1.93%.....................    07/02/2002    4,000,000       3,999,786
  National Australia Funding, 2.00%.........................    07/02/2002    4,000,000       3,999,778
  Northern Rock PLC, 1.78%..................................    08/01/2002    3,000,000       2,995,402
  Private Export Funding Corp., 1.98%.......................    10/22/2002    4,000,000       3,975,140

--------------------------------------------------------------------------------
Market Street Fund
Money Market Portfolio

Schedule of Portfolio Investments, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

                                                                MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE         AMOUNT         VALUE
- -------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Finance Services (Continued)
  UBS Finance (Delaware), Inc., 2.00%.......................    07/01/2002   $3,565,000    $  3,565,000
  Westdeutsche Landesbank Girozentrale, 1.82%...............    07/19/2002    4,000,000       3,996,360
                                                                                           ------------
                                                                                             23,530,066
                                                                                           ------------
Mortgage Banks -- 2.9%
  Yorkshire Building Society, 1.87%.........................    07/11/2002    4,000,000       3,997,922
                                                                                           ------------
Newspapers -- 1.4%
  E.W. Scripps Co., 1.82%...................................    07/10/2002    1,948,000       1,947,114
                                                                                           ------------
      TOTAL COMMERCIAL PAPER................................                                101,780,660
                                                                                           ------------
CORPORATE BONDS -- 12.6%
Broker/Dealers -- 2.9%
  Morgan Stanley Dean Witter & Co., 6.38%...................    08/01/2002    4,000,000       4,015,013
                                                                                           ------------
Diversified Finance -- 1.5%
  General Electric Capital Corp., 6.50%.....................    07/22/2002    1,000,000       1,002,617
  General Electric Capital Corp., 1.87%.....................    07/09/2003    1,000,000       1,000,000
                                                                                           ------------
                                                                                              2,002,617
                                                                                           ------------
Finance Services -- 8.2%
  Citigroup, Inc., 5.88%....................................    07/15/2002    1,000,000       1,001,503
  Citigroup, Inc., 6.50%....................................    08/15/2002    1,250,000       1,257,061
  Sigma Finance, Inc., 3.92%................................    07/19/2002    5,000,000       5,005,067
  Wells Fargo Financial, Inc., 6.38%........................    09/15/2002    4,000,000       4,035,457
                                                                                           ------------
                                                                                             11,299,088
                                                                                           ------------
      TOTAL CORPORATE BONDS.................................                                 17,316,718
                                                                                           ------------
GOVERNMENT BOND -- 8.0%
  Federal Home Loan Bank -- 2.9%
    2.63%...................................................    05/28/2003    4,000,000       3,999,999
                                                                                           ------------
  Federal Home Loan Mortgage Corporation -- 2.2%
    1.97%...................................................    11/25/2002    1,000,000         991,956
    1.94%...................................................    12/09/2002    2,000,000       1,982,648
                                                                                           ------------
                                                                                              2,974,604
                                                                                           ------------
  Federal National Mortgage Association -- 2.9%
    2.04%...................................................    10/04/2002    4,000,000       3,978,467
                                                                                           ------------
      TOTAL GOVERNMENT BOND.................................                                 10,953,070
                                                                                           ------------

--------------------------------------------------------------------------------
Market Street Fund
Money Market Portfolio

Statement of Portfolio Investments, June 30, 2002 -- Concluded

--------------------------------------------------------------------------------

                                                                MATURITY     PRINCIPAL
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE         AMOUNT         VALUE
- -------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 1.5%
Finance Services -- 1.5%
  Westdeutsche Landesbank Girozentale, 2.06%................    03/11/2003   $2,000,000    $  2,000,000
                                                                                           ------------
      TOTAL CERTIFICATES OF DEPOSIT.........................                                  2,000,000
                                                                                           ------------

                                                                               SHARES
                                                                             ----------
SHORT-TERM INVESTMENTS -- 3.6%
  Aim Liquid Assets Portfolio...............................                  5,004,907       5,004,907
                                                                                           ------------
      TOTAL SHORT-TERM INVESTMENTS..........................                                  5,004,907
                                                                                           ------------
      (a)TOTAL -- 99.8% (COST $137,055,355).................                                137,055,355
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%...............                                    211,342
                                                                                           ------------
NET ASSETS -- 100.0%........................................                               $137,266,697
                                                                                           ============

See notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund

Statements of Assets and Liabilities, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

                                                                ALL PRO         ALL PRO         ALL PRO
                                                                 BROAD         LARGE CAP       LARGE CAP
                                                                 EQUITY          GROWTH          VALUE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
- ---------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $201,625,656; $39,050,493;
  $41,478,323; $45,983,921; $48,659,393; $377,685,638;
  $74,888,700; $90,266,947; $63,971,280; $72,107,685 and
  $137,055,355; respectively)...............................  $176,716,528    $ 32,307,858    $40,480,755
                                                              ------------    ------------    -----------
    Total Investments.......................................   176,716,528      32,307,858     40,480,755
                                                              ------------    ------------    -----------
Cash........................................................     2,230,159              --      1,634,117
Foreign currency, at value (cost $0; $0; $0; $0; $0; $0;
  $1,251,171; $0; $0; $0 and $0; respectively)..............            --              --             --
Interest and dividends receivable...........................       194,628          17,535         60,138
Receivable for investments sold.............................        79,456         171,387             --
Receivable from adviser.....................................        32,421           2,713          2,471
Reclaims receivable.........................................            --              --             --
Prepaid expenses and other assets...........................         3,880             735            714
                                                              ------------    ------------    -----------
    Total Assets............................................   179,257,072      32,500,228     42,178,195
                                                              ------------    ------------    -----------
LIABILITIES:
Payable to custodian........................................            --         140,261             --
Distributions payable.......................................            --              --             --
Payable for investments purchased...........................        25,943         113,586        197,502
Payable for variation margin on futures contracts...........            --              --             --
Accrued expenses and other payables Investment advisory
  fees......................................................       113,288          19,569         24,403
  Administration fees.......................................        48,460           9,082         10,556
  Other.....................................................        83,775          12,137         15,025
                                                              ------------    ------------    -----------
    Total Liabilities.......................................       271,466         294,635        247,486
                                                              ------------    ------------    -----------
NET ASSETS..................................................  $178,985,606    $ 32,205,593    $41,930,709
                                                              ============    ============    ===========
REPRESENTED BY:
Capital.....................................................  $215,549,973    $ 52,910,275    $44,059,610
Undistributed net investment income (loss)..................       500,010         (40,081)       248,679
Undistributed net realized gains (loss) on investment and
  foreign currency transactions.............................   (12,155,249)    (13,921,966)    (1,380,012)
Unrealized appreciation (depreciation) on investments and
  translation of assets denominated in foreign currencies...   (24,909,128)     (6,742,635)      (997,568)
                                                              ------------    ------------    -----------
NET ASSETS..................................................  $178,985,606    $ 32,205,593    $41,930,709
                                                              ============    ============    ===========
SHARES OUTSTANDING (unlimited number of shares
  authorized)...............................................    15,281,136       4,412,829      4,463,361
                                                              ============    ============    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....  $      11.71    $       7.30    $      9.39
                                                              ============    ============    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund

Statements of Assets and Liabilities, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

       ALL PRO        ALL PRO        EQUITY
      SMALL CAP      SMALL CAP         500                          MID CAP                                    MONEY
        GROWTH         VALUE          INDEX       INTERNATIONAL     GROWTH       BALANCED        BOND          MARKET
      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
- ------------------------------------------------------------------------------------------------------------------------
       41,424,136   $51,242,514   $ 276,146,166    $72,316,301    $88,767,254   $62,865,824   $72,375,669   $137,055,355
     $
     ------------   -----------   -------------    -----------    -----------   -----------   -----------   ------------
       41,424,136    51,242,514     276,146,166     72,316,301     88,767,254    62,865,824    72,375,669    137,055,355
     ------------   -----------   -------------    -----------    -----------   -----------   -----------   ------------
          922,379     1,133,381         709,999        200,000             --       200,000     1,159,921          1,248
                             --              --      1,282,121             --            --            --             --
               --
            1,963        40,359         331,663        137,602         17,959       514,201       468,277        491,283
          204,277       121,742         480,885        214,819        451,239     1,320,621     3,229,404             --
            3,511         2,082         148,379             --          6,101            --            --             --
               --            --              --        160,813             --            --            --             --
              988           740           6,023          1,274          1,820         1,279           989          2,623
     ------------   -----------   -------------    -----------    -----------   -----------   -----------   ------------
       42,557,254    52,540,818     277,823,115     74,312,930     89,244,373    64,901,925    77,234,260    137,550,509
     ------------   -----------   -------------    -----------    -----------   -----------   -----------   ------------
               --            --              --             --             --            --            --             --
               --            --              --             --             --            --            --        157,989
          364,282        44,630              --         82,565        967,019     1,149,695    19,348,665             --
               --            --           5,225             --             --            --            --             --
                         38,224          56,680         45,402         56,584        29,221        18,958         27,470
           32,600
           12,101        12,852          76,038         18,554         24,004        16,498        14,064         32,690
           14,623        23,769          28,892         42,824         35,174        28,469         8,274         65,663
     ------------   -----------   -------------    -----------    -----------   -----------   -----------   ------------
          423,606       119,475         166,835        189,345      1,082,781     1,223,883    19,389,961        283,812
     ------------   -----------   -------------    -----------    -----------   -----------   -----------   ------------
     $ 42,133,648   $52,421,343   $ 277,656,280    $74,123,585    $88,161,592   $63,678,042   $57,844,299   $137,266,697
     ============   ===========   =============    ===========    ===========   ===========   ===========   ============
     $ 67,059,850   $47,434,425   $ 399,209,785    $76,161,209    $92,083,438   $67,878,947   $57,408,431   $137,266,721
         (234,693)       (3,849)      1,808,918        884,605       (310,004)      886,937     1,506,791             --
      (20,131,724)    2,407,646     (21,754,698)      (395,186)    (2,112,149)   (3,982,386)   (1,338,907)           (24)
                 )    2,583,121    (101,607,725)    (2,527,043)    (1,499,693)   (1,105,456)      267,984             --
       (4,559,785
     ------------   -----------   -------------    -----------    -----------   -----------   -----------   ------------
     $ 42,133,648   $52,421,343   $ 277,656,280    $74,123,585    $88,161,592   $63,678,042   $57,844,299   $137,266,697
     ============   ===========   =============    ===========    ===========   ===========   ===========   ============
        4,399,142     5,252,855      39,858,382      6,238,769      4,954,539     4,953,111     5,372,332    137,266,720
     ============   ===========   =============    ===========    ===========   ===========   ===========   ============
     $       9.58   $      9.98   $        6.97    $     11.88    $     17.79   $     12.85   $     10.76   $       1.00
     ============   ===========   =============    ===========    ===========   ===========   ===========   ============

--------------------------------------------------------------------------------
Market Street Fund

Statements of Operations For the Six Months Ended June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

                                                                ALL PRO         ALL PRO        ALL PRO
                                                                 BROAD         LARGE CAP      LARGE CAP
                                                                 EQUITY         GROWTH          VALUE
                                                               PORTFOLIO       PORTFOLIO      PORTFOLIO
- --------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $  1,369,241    $   122,065    $   426,506
  Interest..................................................        32,447          6,007          7,940
    Less: foreign taxes withheld............................        (2,771)          (541)           (92)
                                                              ------------    -----------    -----------
    Total Investment Income.................................     1,398,917        127,531        434,354
                                                              ------------    -----------    -----------
EXPENSES:
  Investment advisory fee...................................       740,715        130,365        144,414
  Administration, accounting and transfer agent fee.........       162,657         31,086         33,975
  Audit fees................................................         7,222          1,367          1,459
  Custodian fees............................................        16,181         12,918          6,613
  Insurance fees............................................         2,800            531            516
  Legal fees................................................        46,246          8,747          9,340
  Printing expenses.........................................        17,351          3,282          3,507
  Trustees' fees............................................         6,119          1,158          1,230
  Miscellaneous.............................................           855            563            568
                                                              ------------    -----------    -----------
    Total expenses..........................................     1,000,146        190,017        201,622
  Less: expenses waived by Adviser and/or reimbursed by
    affiliated insurance company............................      (101,239)       (22,405)       (15,947)
                                                              ------------    -----------    -----------
    Net expenses............................................       898,907        167,612        185,675
                                                              ------------    -----------    -----------
    Net investment income (loss)............................       500,010        (40,081)       248,679
                                                              ------------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments.............................................   (12,155,249)    (4,936,690)        87,137
    Foreign currency related transactions...................            --             --             --
                                                              ------------    -----------    -----------
                                                               (12,155,249)    (4,936,690)        87,137
                                                              ------------    -----------    -----------
  Net change in unrealized appreciation/depreciation from:
    Investments.............................................   (12,777,138)    (2,726,948)    (2,097,671)
    Foreign currency related transactions...................            --             --             --
                                                              ------------    -----------    -----------
                                                               (12,777,138)    (2,726,948)    (2,097,671)
                                                              ------------    -----------    -----------
    Net gain (loss) on investments and foreign currency
      transactions..........................................   (24,932,387)    (7,663,638)    (2,010,534)
                                                              ------------    -----------    -----------
    Net increase (decrease) in net assets resulting from
      operations............................................  $(24,432,377)   $(7,703,719)   $(1,761,855)
                                                              ============    ===========    ===========

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund

Statements of Operations For the Six Months Ended June 30, 2002 -- Concluded (Unaudited)

--------------------------------------------------------------------------------

       ALL PRO        ALL PRO        EQUITY
      SMALL CAP      SMALL CAP        500                          MID CAP                                   MONEY
        GROWTH         VALUE         INDEX       INTERNATIONAL      GROWTH       BALANCED        BOND        MARKET
      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------
     $     22,394   $   242,601   $  2,239,436    $1,355,470     $    122,744   $   112,032   $   21,315   $   37,815
           14,673         9,861         15,732        23,902           21,061     1,045,874    1,663,746    1,199,080
               --          (499)       (11,027)     (128,839)              (2)           --           --           --
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
           37,067       251,963      2,244,141     1,250,533          143,803     1,157,906    1,685,061    1,236,895
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
          222,349       209,301        373,048       266,818          358,269       183,210      109,778      167,797
           41,038        37,797        255,512        58,200           78,506        55,545       45,166      110,713
            1,810         1,572         11,393         2,494            3,451         2,401        1,914        4,765
           13,252        10,652         17,479        12,674           10,876         5,095        5,954        7,210
              712           534          4,348           920            1,314           923          714        1,893
           11,591        10,064         72,953        15,968           22,098        15,375       12,259       31,082
            4,349         3,780         27,372         5,994            8,294         5,768        4,599       11,432
            1,533         1,319          9,649         2,105            2,917         2,036        1,623        4,014
              586           574          7,881           755              668           616          591          733
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
          297,220       275,593        779,635       365,928          486,393       270,969      182,598      339,639
                 )      (19,781)      (344,412)           --          (32,586)           --       (4,328)     (12,913)
          (25,460
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
          271,760       255,812        435,223       365,928          453,807       270,969      178,270      326,726
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
         (234,693)       (3,849)     1,808,918       884,605         (310,004)      886,937    1,506,791      910,169
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
       (2,892,325)    2,407,646    (17,880,800)      500,235       (2,112,149)   (1,807,893)      70,376           49
               --            --             --        96,026               --            --           --           --
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
       (2,892,325)    2,407,646    (17,880,800)      596,261       (2,112,149)   (1,807,893)      70,376           49
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
       (8,200,660)   (1,693,446)   (27,124,159)    3,434,600       (8,151,757)   (4,058,417)    (149,817)          --
               --            --             --        45,356               --            --           --           --
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
       (8,200,660)   (1,693,446)   (27,124,159)    3,479,956       (8,151,757)   (4,058,417)    (149,817)          --
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
      (11,092,985)      714,200    (45,004,959)    4,076,217      (10,263,906)   (5,866,310)     (79,441)          49
     ------------   -----------   ------------    ----------     ------------   -----------   ----------   ----------
     $(11,327,678)  $   710,351   $(43,196,041)   $4,960,822     $(10,573,910)  $(4,979,373)  $1,427,350   $  910,218
     ============   ===========   ============    ==========     ============   ===========   ==========   ==========

--------------------------------------------------------------------------------
Market Street Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                                                                 (UNAUDITED)
                                               ALL PRO        ALL PRO       ALL PRO       ALL PRO        ALL PRO        EQUITY
                                                BROAD        LARGE CAP     LARGE CAP     SMALL CAP      SMALL CAP        500
                                                EQUITY        GROWTH         VALUE         GROWTH         VALUE         INDEX
                                              PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss)............  $    500,010   $   (40,081)  $   248,679   $   (234,693)  $    (3,849)  $  1,808,918
   Net realized gain (loss) on
    investments............................   (12,155,249)   (4,936,690)       87,137     (2,892,325)    2,407,646    (17,880,800)
   Net change in unrealized
    appreciation/depreciation on
    investments............................   (12,777,138)   (2,726,948)   (2,097,671)    (8,200,660)   (1,693,446)   (27,124,159)
                                             ------------   -----------   -----------   ------------   -----------   ------------
   Net increase (decrease) in net assets
    resulting from operations..............   (24,432,377)   (7,703,719)   (1,761,855)   (11,327,678)      710,351    (43,196,041)
 Distributions:
   From net investment income..............    (1,725,969)           --      (429,416)            --      (144,128)    (3,532,315)
   From net realized gains.................   (21,445,809)           --            --             --    (1,795,788)            --
 Capital share transactions:*
   Net contributions (withdrawals) from
    affiliated life insurance companies....    17,329,059       258,361     5,580,038        192,130    13,731,027       (530,145)
                                             ------------   -----------   -----------   ------------   -----------   ------------
    Total increase (decrease) in net
      assets...............................   (30,275,096)   (7,445,358)    3,388,767    (11,135,548)   12,501,462    (47,258,501)
NET ASSETS
 Beginning of Period.......................   209,260,702    39,650,951    38,541,942     53,269,196    39,919,881    324,914,781
                                             ------------   -----------   -----------   ------------   -----------   ------------
 End of Period.............................  $178,985,606   $32,205,593   $41,930,709   $ 42,133,648   $52,421,343   $277,656,280
                                             ============   ===========   ===========   ============   ===========   ============

--------------------------------------------------------------------------------

                                                                    FOR THE YEAR ENDED DECEMBER 31, 2001
                                              ALL PRO        ALL PRO        ALL PRO       ALL PRO        ALL PRO        EQUITY
                                               BROAD        LARGE CAP      LARGE CAP     SMALL CAP      SMALL CAP        500
                                               EQUITY         GROWTH         VALUE         GROWTH         VALUE         INDEX
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss)...........  $  1,725,969   $    (39,998)  $   429,416   $   (348,021)  $   144,128   $  3,532,315
   Net realized gain (loss) on
    investments...........................    20,128,948     (9,114,909)      565,599    (14,987,766)    2,543,480     (7,815,726)
   Net change in unrealized
    appreciation/depreciation on
    investments...........................   (54,906,833)    (1,091,307)   (1,071,220)     5,631,136     1,396,980    (41,110,640)
                                            ------------   ------------   -----------   ------------   -----------   ------------
   Net increase (decrease) in net assets
    resulting from operations.............   (33,051,916)   (10,246,214)      (76,205)    (9,704,651)    4,084,588    (45,394,051)
 Distributions:
   From net investment income.............    (3,693,764)       (22,404)     (296,258)            --      (140,374)    (3,469,545)
   From net realized gains................   (22,730,821)            --            --             --            --       (672,138)
 Capital share transactions:*
   Net contributions (withdrawals) from
    affiliated life insurance companies...    12,077,251      4,512,013    10,284,531        854,299    13,823,371      8,112,409
                                            ------------   ------------   -----------   ------------   -----------   ------------
    Total increase (decrease) in net
      assets..............................   (47,399,250)    (5,756,605)    9,912,068     (8,850,352)   17,767,585    (41,423,325)
NET ASSETS
 Beginning of Period......................   256,659,952     45,407,556    28,629,874     62,119,548    22,152,296    366,338,106
                                            ------------   ------------   -----------   ------------   -----------   ------------
 End of Period............................  $209,260,702   $ 39,650,951   $38,541,942   $ 53,269,196   $39,919,881   $324,914,781
                                            ============   ============   ===========   ============   ===========   ============

* See note 5 in notes to financial statements.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Statements of Changes in Net Assets -- Concluded

--------------------------------------------------------------------------------

                                                                          FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                                                                        (UNAUDITED)
                                                                            MID CAP                                     MONEY
                                                          INTERNATIONAL      GROWTH       BALANCED        BOND          MARKET
                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss).........................   $   884,605    $   (310,004)  $   886,937   $ 1,506,791   $    910,169
   Net realized gain (loss) on investments and foreign
    currency related transactions.......................       596,261      (2,112,149)   (1,807,893)       70,376             49
   Net change in unrealized appreciation/depreciation on
    investments and foreign currency transactions.......     3,479,956      (8,151,757)   (4,058,417)     (149,817)            --
                                                           -----------    ------------   -----------   -----------   ------------
   Net increase (decrease) in net assets resulting from
    operations..........................................     4,960,822     (10,573,910)   (4,979,373)    1,427,350        910,218
 Distributions:
   From net investment income...........................      (746,525)             --    (1,928,476)   (2,452,872)      (910,169)
   From net realized gains..............................            --        (452,788)           --            --             --
 Capital share transactions:*
   Net contributions (withdrawals) from affiliated life
    insurance companies.................................     1,163,631         974,311     1,592,287     5,510,514     (4,225,974)
                                                           -----------    ------------   -----------   -----------   ------------
    Total increase (decrease) in net assets.............     5,377,928     (10,052,387)   (5,315,562)    4,484,992     (4,225,925)
NET ASSETS
 Beginning of period....................................    68,745,657      98,213,979    68,993,604    53,359,307    141,492,622
                                                           -----------    ------------   -----------   -----------   ------------
 End of period..........................................   $74,123,585    $ 88,161,592   $63,678,042   $57,844,299   $137,266,697
                                                           ===========    ============   ===========   ===========   ============

--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                             MID CAP                                    MONEY
                                                           INTERNATIONAL     GROWTH       BALANCED        BOND          MARKET
                                                             PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
   Net investment income (loss)..........................   $   937,833    $  (347,167)  $ 1,928,476   $ 2,452,872   $  4,512,557
   Net realized gain (loss) on investments and foreign
    currency related transactions........................    (1,521,440)       318,700    (2,397,367)      979,941             (7)
   Net change in unrealized appreciation/depreciation on
    investments and foreign currency transactions........    (9,017,045)    (3,672,899)   (4,683,288)     (311,871)            --
                                                            -----------    -----------   -----------   -----------   ------------
   Net increase (decrease) in net assets resulting from
    operations...........................................    (9,600,652)    (3,701,366)   (5,152,179)    3,120,942      4,512,550
 Distributions:
   From net investment income............................      (948,131)      (656,102)   (2,557,702)   (2,443,787)    (4,512,557)
   From net realized gains...............................    (6,762,398)   (23,044,859)   (3,620,624)           --             --
 Capital share transactions:*
   Net contributions (withdrawals) from affiliated life
    insurance companies..................................     7,555,975     26,646,924     8,803,397    13,700,285     32,661,817
                                                            -----------    -----------   -----------   -----------   ------------
    Total increase (decrease) in net assets..............    (9,755,206)      (755,403)   (2,527,108)   14,377,440     32,661,810
NET ASSETS
 Beginning of period.....................................    78,500,863     98,969,382    71,520,712    38,981,867    108,830,812
                                                            -----------    -----------   -----------   -----------   ------------
 End of period...........................................   $68,745,657    $98,213,979   $68,993,604   $53,359,307   $141,492,622
                                                            ===========    ===========   ===========   ===========   ============

* See note 5 in notes to financial statements.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                   ALL PRO BROAD EQUITY PORTFOLIO (FORMERLY, GROWTH PORTFOLIO)
- ------------------------------------------------------------------------------------------------------------------
                                                 01/01/02
                                                    TO        01/01/01   01/01/00   01/01/99   01/01/98   01/01/97
                                                 06/30/02        TO         TO         TO         TO         TO
                                                (UNAUDITED)   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
- ------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.........     $ 14.94     $ 19.18    $ 18.94    $ 18.82    $ 19.46    $ 18.10
                                                  -------     -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................        0.05        0.12       0.28       0.27       0.27       0.35
Net realized and unrealized gain (loss) on
 investments.................................       (1.63)      (2.38)      1.42       0.28       1.97       3.49
                                                  -------     -------    -------    -------    -------    -------
   Total from investment operations..........       (1.58)      (2.26)      1.70       0.55       2.24       3.84
                                                  -------     -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income......................................       (0.12)      (0.28)     (0.27)     (0.06)     (0.29)     (0.38)
Dividends to shareholders from net capital
 gains.......................................       (1.53)      (1.70)     (1.19)     (0.37)     (2.59)     (2.10)
                                                  -------     -------    -------    -------    -------    -------
   Total distributions.......................       (1.65)      (1.98)     (1.46)     (0.43)     (2.88)     (2.48)
                                                  -------     -------    -------    -------    -------    -------
Net asset value, end of period...............     $ 11.71     $ 14.94    $ 19.18    $ 18.94    $ 18.82    $ 19.46
                                                  =======     =======    =======    =======    =======    =======
   Total return..............................      (11.92)%(1)  (12.84)%    9.64%      2.98%     13.70%     24.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).............     178,986     209,261    256,660    302,262    315,299    267,389
Ratios of expenses to average net assets.....        0.91%(2)    0.87%      0.48%      0.48%      0.46%      0.43%
Ratios of net investment income to average
 net assets..................................        0.51%(2)    0.79%      1.32%      1.35%      1.53%      2.01%
Ratios of expenses (prior to reimbursements)
 to average net assets*......................        1.01%(2)    1.00%      0.48%      0.48%      0.47%      0.43%
Portfolio turnover...........................          24%        140%        39%        46%        30%       108%
- ------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Not annualized.

(2.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                    ALL PRO LARGE CAP GROWTH PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------
                                                          01/01/02
                                                             TO         01/01/01   01/01/00   01/01/99   05/04/98(1)
                                                          06/30/02         TO         TO         TO         TO
                                                          (UNAUDITED)   12/31/01   12/31/00   12/31/99   12/31/98
- -----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................    $ 9.00       $11.50     $14.77     $11.77     $10.00
                                                            ------       ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................     (0.01)       (0.01)      0.01      (0.01)        --
Net realized and unrealized gain (loss) on
  investments...........................................     (1.69)       (2.48)     (2.70)      3.01       1.77
                                                            ------       ------     ------     ------     ------
    Total from investment operations....................     (1.70)       (2.49)     (2.69)      3.00       1.77
                                                            ------       ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income....        --        (0.01)        --         --         --
Dividends to shareholders from net capital gains........        --           --      (0.58)        --         --
                                                            ------       ------     ------     ------     ------
    Total distributions.................................        --        (0.01)     (0.58)        --         --
                                                            ------       ------     ------     ------     ------
Net asset value, end of period..........................    $ 7.30       $ 9.00     $11.50     $14.77     $11.77
                                                            ======       ======     ======     ======     ======
    Total return........................................    (18.89)%(2)  (21.70)%   (19.00)%    25.52%     17.70%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)........................    32,206       39,651     45,408     37,961     14,307
Ratios of expenses to average net assets................      0.90%(3)     0.90%      0.87%      0.89%      0.90%(3)
Ratios of net investment income (loss) to average net
  assets................................................     (0.22)%(3)   (0.10)%     0.05%     (0.09)%     0.04%(3)
Ratios of expenses (prior to reimbursements) to average
  net assets*...........................................      1.02%(3)     1.04%      0.87%      0.89%      0.92%(3)
Portfolio turnover......................................        58%         105%       109%        83%        64%
- -----------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                    ALL PRO LARGE CAP VALUE PORTFOLIO
- ----------------------------------------------------------------------------------------------------------------
                                                         01/01/02
                                                            TO         01/01/01   01/01/00   01/01/99   05/04/98(1)
                                                         06/30/02         TO         TO         TO         TO
                                                         (UNAUDITED)   12/31/01   12/31/00   12/31/99   12/31/98
- ----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...................    $ 9.88       $10.06     $ 9.98     $ 9.90     $10.00
                                                           ------       ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................      0.08         0.11       0.10       0.09       0.07
Net realized and unrealized gain (loss) on
  investments..........................................     (0.46)       (0.19)      0.07       0.06      (0.17)
                                                           ------       ------     ------     ------     ------
    Total from investment operations...................     (0.38)       (0.08)      0.17       0.15      (0.10)
                                                           ------       ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income...     (0.11)       (0.10)     (0.09)     (0.07)        --
                                                           ------       ------     ------     ------     ------
    Total distributions................................     (0.11)       (0.10)     (0.09)     (0.07)        --
                                                           ------       ------     ------     ------     ------
Net asset value, end of period.........................    $ 9.39       $ 9.88     $10.06     $ 9.98     $ 9.90
                                                           ======       ======     ======     ======     ======
    Total return.......................................     (3.89)%(2)   (0.74)%     1.75%      1.49%     (1.00)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000).......................    41,931       38,542     28,630     24,319     15,616
Ratios of expenses to average net assets...............      0.90%(3)     0.90%      0.92%      0.91%      0.95%(3)
Ratios of net investment income to average net
  assets...............................................      1.21%(3)     1.30%      1.17%      1.07%      1.31%(3)
Ratios of expenses (prior to reimbursements) to average
  net assets*..........................................      0.98%(3)     1.04%      0.92%      0.91%      0.97%(3)
Portfolio turnover.....................................        20%          50%        84%        64%        39%
- ----------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                    ALL PRO SMALL CAP GROWTH PORTFOLIO
- -----------------------------------------------------------------------------------------------------------------
                                                          01/01/02
                                                             TO         01/01/01   01/01/00   01/01/99   05/04/98(1)
                                                          06/30/02         TO         TO         TO         TO
                                                          (UNAUDITED)   12/31/01   12/31/00   12/31/99   12/31/98
- -----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................    $12.09       $14.38     $18.83     $ 9.80     $10.00
                                                            ------       ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............................     (0.08)       (0.09)     (0.05)     (0.04)     (0.01)
Net realized and unrealized gain (loss) on
  investments...........................................     (2.43)       (2.20)     (3.77)      9.07      (0.19)
                                                            ------       ------     ------     ------     ------
    Total from investment operations....................     (2.51)       (2.29)     (3.82)      9.03      (0.20)
                                                            ------       ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net capital gains........        --           --      (0.63)        --         --
                                                            ------       ------     ------     ------     ------
    Total distributions.................................        --           --      (0.63)        --         --
                                                            ------       ------     ------     ------     ------
Net asset value, end of period..........................    $ 9.58       $12.09     $14.38     $18.83     $ 9.80
                                                            ======       ======     ======     ======     ======
    Total return........................................    (20.76)%(2)  (15.92)%   (21.15)%    92.14%     (2.00)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)........................    42,134       53,269     62,120     45,200      9,685
Ratios of expenses to average net assets................      1.10%(3)     1.10%      1.07%      1.11%      1.24%(3)
Ratios of net investment income (loss) to average net
  assets................................................     (0.95)%(3)   (0.65)%    (0.58)%    (0.57)%    (0.14)(3)
Ratios of expenses (prior to reimbursements) to average
  net assets*...........................................      1.20%(3)     1.24%      1.07%      1.11%      1.25%(3)
Portfolio turnover......................................        84%         210%       141%       114%        82%
- -----------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                         ALL PRO SMALL CAP VALUE PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------
                                                               01/01/02
                                                                  TO        01/01/01   01/01/00   01/01/99   05/04/98(1)
                                                               06/30/02        TO         TO         TO          TO
                                                              (UNAUDITED)   12/31/01   12/31/00   12/31/99    12/31/98
- ------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $10.22       $ 9.12     $ 7.57     $ 8.25      $10.00
                                                                ------       ------     ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................        --         0.04       0.06       0.02        0.02
Net realized and unrealized gain (loss) on investments......      0.26         1.12       1.51      (0.68)      (1.77)
                                                                ------       ------     ------     ------      ------
   Total from investment operations.........................      0.26         1.16       1.57      (0.66)      (1.75)
                                                                ------       ------     ------     ------      ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........     (0.04)       (0.06)     (0.02)     (0.02)         --
Dividends to shareholders from net capital gains............     (0.46)          --         --         --          --
                                                                ------       ------     ------     ------      ------
   Total distributions......................................     (0.50)       (0.06)     (0.02)     (0.02)         --
                                                                ------       ------     ------     ------      ------
Net asset value, end of period..............................    $ 9.98       $10.22     $ 9.12     $ 7.57      $ 8.25
                                                                ======       ======     ======     ======      ======
   Total return.............................................      2.57%(2)    12.80%     20.88%     (8.05)%    (17.50)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................    52,421       39,920     22,152     11,300       8,073
Ratios of expenses to average net assets....................      1.10%(3)     1.10%      1.14%      1.20%       1.28%(3)
Ratios of net investment income (loss) to average net
 assets.....................................................     (0.02)%(3)    0.46%      0.90%      0.39%       0.48%(3)
Ratios of expenses (prior to reimbursements) to average net
 assets*....................................................      1.18%(3)     1.25%      1.14%      1.21%       1.36%(3)
Portfolio turnover..........................................        26%          57%       117%       114%         38%
- ------------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                  EQUITY 500 INDEX PORTFOLIO
                                                               01/01/02
                                                                  TO        01/01/01   02/07/00(1)
                                                               06/30/02        TO          TO
                                                              (UNAUDITED)   12/31/01    12/31/00
- --------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................    $  8.12     $  9.36      $ 10.00
                                                                -------     -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       0.07        0.09         0.09
Net realized and unrealized gain (loss) on investments......      (1.13)      (1.22)       (0.73)
                                                                -------     -------      -------
   Total from investment operations.........................      (1.06)      (1.13)       (0.64)
                                                                -------     -------      -------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment income........      (0.09)      (0.09)          --
Dividends to shareholders from net capital gains............         --       (0.02)          --
                                                                -------     -------      -------
   Total distributions......................................      (0.09)      (0.11)          --
                                                                -------     -------      -------
Net asset value, end of period..............................    $  6.97     $  8.12      $  9.36
                                                                =======     =======      =======
   Total return.............................................     (13.23)%(2)  (12.24)%     (6.40)(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)............................    277,656     324,915      366,338
Ratios of expenses to average net assets....................       0.28%(3)    0.28%        0.28%(3)
Ratios of net investment income to average net assets.......       1.16%(3)    1.06%        0.99%(3)
Ratios of expenses (prior to reimbursements) to average net
 assets*....................................................       0.50%(3)    0.53%        0.40%(3)
Portfolio turnover..........................................         11%          6%           5%
- --------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Commencement of operations.

(2.) Not annualized.

(3.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                         INTERNATIONAL PORTFOLIO
- ----------------------------------------------------------------------------------------------------------------------
                                                     01/01/02
                                                        TO        01/01/01   01/01/00   01/01/99   01/01/98   01/01/97
                                                     06/30/02        TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
- ----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $11.20       $14.14     $16.68     $13.85     $13.61     $13.41
                                                      ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................      0.17         0.12       0.17       0.19       0.15       0.11
Net realized and unrealized gain (loss) on
 investments......................................      0.63        (1.67)     (0.61)      3.61       1.14       1.08
                                                      ------       ------     ------     ------     ------     ------
   Total from investment operations...............      0.80        (1.55)     (0.44)      3.80       1.29       1.19
                                                      ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................     (0.12)       (0.17)     (0.19)     (0.16)     (0.10)     (0.11)
Dividends to shareholders from net capital
 gains............................................        --        (1.22)     (1.91)     (0.81)     (0.95)     (0.88)
                                                      ------       ------     ------     ------     ------     ------
   Total distributions............................     (0.12)       (1.39)     (2.10)     (0.97)     (1.05)     (0.99)
                                                      ------       ------     ------     ------     ------     ------
Net asset value, end of period....................    $11.88       $11.20     $14.14     $16.68     $13.85     $13.61
                                                      ======       ======     ======     ======     ======     ======
   Total return...................................      7.22%(1)   (12.20)%    (2.75)%    29.33%     10.13%      9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................    74,124       68,746     78,501     88,796     71,363     62,513
Ratios of expenses to average net assets..........      1.03%(2)     1.08%      0.95%      0.98%      1.00%      1.02%
Ratios of net investment income to average net
 assets...........................................      2.49%(2)     1.04%      1.33%      1.32%      1.18%      1.13%
Portfolio turnover................................        17%          36%        37%        41%        37%        37%
- ----------------------------------------------------------------------------------------------------------------------

(1.) Not annualized.

(2.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                     MID CAP GROWTH PORTFOLIO (FORMERLY, AGGRESSIVE GROWTH PORTFOLIO)
- ----------------------------------------------------------------------------------------------------------------------
                                                    01/01/02
                                                       TO         01/01/01   01/01/00   01/01/99   01/01/98   01/01/97
                                                    06/30/02         TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
- ----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $20.01       $27.71     $21.97     $21.91     $22.19     $18.52
                                                      ------       ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................     (0.09)       (0.07)      0.18       0.11       0.11       0.17
Net realized and unrealized gain (loss) on
 investments......................................     (2.04)       (1.00)      7.48       2.89       1.50       3.72
                                                      ------       ------     ------     ------     ------     ------
   Total from investment operations...............     (2.13)       (1.07)      7.66       3.00       1.61       3.89
                                                      ------       ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................        --        (0.18)     (0.11)     (0.11)     (0.18)     (0.18)
Dividends to shareholders from net capital
 gains............................................     (0.09)       (6.45)     (1.81)     (2.83)     (1.71)     (0.04)
                                                      ------       ------     ------     ------     ------     ------
   Total distributions............................     (0.09)       (6.63)     (1.92)     (2.94)     (1.89)     (0.22)
                                                      ------       ------     ------     ------     ------     ------
Net asset value, end of period....................    $17.79       $20.01     $27.71     $21.97     $21.91     $22.19
                                                      ======       ======     ======     ======     ======     ======
   Total return...................................    (10.68)%(1)   (3.36)%    38.24%     15.96%      7.99%     21.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................    88,162       98,214     98,969     62,513     56,495     48,574
Ratios of expenses to average net assets..........      0.95%(2)     0.92%      0.53%      0.57%      0.61%      0.63%
Ratios of net investment income (loss) to average
 net assets.......................................     (0.65)%(2)   (0.37)%     0.81%      0.59%      0.56%      0.95%
Ratios of expenses (prior to reimbursements) to
 average net assets*..............................      1.02%(2)     1.01%      0.53%      0.57%      0.62%      0.63%
Portfolio turnover................................        19%         135%        68%        46%        41%        37%
- ----------------------------------------------------------------------------------------------------------------------

 * During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Not annualized.

(2.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------


                                                           BALANCED PORTFOLIO (FORMERLY, MANAGED PORTFOLIO)
- ----------------------------------------------------------------------------------------------------------------------
                                                 01/01/02
                                                    TO         01/01/01   01/01/00   01/01/99      01/01/98   01/01/97
                                                 06/30/02         TO         TO         TO            TO         TO
                                                 (UNAUDITED)   12/31/01   12/31/00   12/31/99      12/31/98   12/31/97
- ----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........    $14.25       $16.79     $16.79      $17.68       $17.06     $14.68
                                                   ------       ------     ------      ------       ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................      0.27         0.40       0.60        0.54         0.54       0.54
Net realized and unrealized gain (loss) on
 investments...................................     (1.27)       (1.49)      0.75       (0.41)        1.45       2.49
                                                   ------       ------     ------      ------       ------     ------
   Total from investment operations............     (1.00)       (1.09)      1.35        0.13         1.99       3.03
                                                   ------       ------     ------      ------       ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income........................................     (0.40)       (0.60)     (0.54)      (0.13)       (0.55)     (0.53)
Dividends to shareholders from net capital
 gains.........................................        --        (0.85)     (0.81)      (0.89)       (0.82)     (0.12)
                                                   ------       ------     ------      ------       ------     ------
   Total distributions.........................     (0.40)       (1.45)     (1.35)      (1.02)       (1.37)     (0.65)
                                                   ------       ------     ------      ------       ------     ------
Net asset value, end of period.................    $12.85       $14.25     $16.79      $16.79       $17.68     $17.06
                                                   ======       ======     ======      ======       ======     ======
   Total return................................     (7.23)%(1)   (7.02)%     8.75%       0.75%       12.54%     21.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...............    63,678       68,994     71,521      73,986       67,805     56,068
Ratios of expenses to average net assets.......      0.81%(2)     0.82%      0.57%       0.57%        0.57%      0.58%
Ratios of net investment income to average net
 assets........................................      2.66%(2)     2.82%      3.65%       3.25%        3.22%      3.47%
Portfolio turnover.............................        69%         101%       157%        156%         203%        99%
- ----------------------------------------------------------------------------------------------------------------------

(1.) Not annualized.

(2.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                            BOND PORTFOLIO
- ----------------------------------------------------------------------------------------------------------------------
                                                 01/01/02
                                                    TO         01/01/01   01/01/00   01/01/99      01/01/98   01/01/97
                                                 06/30/02         TO         TO         TO            TO         TO
                                                 (UNAUDITED)   12/31/01   12/31/00   12/31/99      12/31/98   12/31/97
- ----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........    $10.99       $10.92     $10.58      $11.22       $10.98     $10.67
                                                   ------       ------     ------      ------       ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................      0.39         0.50       0.68        0.62         0.63       0.64
Net realized and unrealized gain (loss) on
 investments...................................     (0.11)        0.25       0.28       (0.99)        0.25       0.33
                                                   ------       ------     ------      ------       ------     ------
   Total from investment operations............      0.28         0.75       0.96       (0.37)        0.88       0.97
                                                   ------       ------     ------      ------       ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income........................................     (0.51)       (0.68)     (0.62)      (0.15)       (0.64)     (0.66)
Dividends to shareholders from net capital
 gains.........................................        --           --         --       (0.12)          --         --
                                                   ------       ------     ------      ------       ------     ------
   Total distributions.........................     (0.51)       (0.68)     (0.62)      (0.27)       (0.64)     (0.66)
                                                   ------       ------     ------      ------       ------     ------
Net asset value, end of period.................    $10.76       $10.99     $10.92      $10.58       $11.22     $10.98
                                                   ======       ======     ======      ======       ======     ======
   Total return................................      2.61%(1)     7.40%      9.68%      (3.31)%      (8.22)%     9.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)...............    57,844       53,359     38,982      38,182       36,846     23,350
Ratios of expenses to average net assets.......      0.65%(2)     0.67%      0.52%       0.52%        0.53%      0.57%
Ratios of net investment income to average net
 assets........................................      5.49%(2)     5.37%      6.59%       6.19%        6.03%      6.24%
Ratios of expenses (prior to reimbursements) to
 average net assets*...........................      0.67%(2)     0.69%      0.52%       0.52%        0.55%      0.57%
Portfolio turnover.............................       217%         641%       202%        202%         163%       105%
- ----------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Not annualized.

(2.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund
Financial Highlights -- Continued

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the periods:

--------------------------------------------------------------------------------

                                                                          MONEY MARKET PORTFOLIO
                                                     01/01/02
                                                        TO        01/01/01   01/01/00   01/01/99   01/01/98   01/01/97
                                                     06/30/02        TO         TO         TO         TO         TO
                                                    (UNAUDITED)   12/31/01   12/31/00   12/31/99   12/31/98   12/31/97
- ----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..............    $  1.00     $  1.00    $  1.00    $  1.00     $ 1.00     $ 1.00
                                                      -------     -------    -------    -------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       0.01        0.04       0.06       0.05       0.05       0.05
                                                      -------     -------    -------    -------     ------     ------
   Total from investment operations...............       0.01        0.04       0.06       0.05       0.05       0.05
                                                      -------     -------    -------    -------     ------     ------
LESS DISTRIBUTIONS:
Dividends to shareholders from net investment
 income...........................................      (0.01)      (0.04)     (0.06)     (0.05)     (0.05)     (0.05)
                                                      -------     -------    -------    -------     ------     ------
   Total distributions............................      (0.01)      (0.04)     (0.06)     (0.05)     (0.05)     (0.05)
                                                      -------     -------    -------    -------     ------     ------
Net asset value, end of period....................    $  1.00     $  1.00    $  1.00    $  1.00     $ 1.00     $ 1.00
                                                      =======     =======    =======    =======     ======     ======
   Total return...................................       0.67%(1)    3.64%      6.16%      4.91%      5.29%      5.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period $(000)..................    137,267     141,493    108,831    116,887     91,453     64,339
Ratios of expenses to average net assets..........       0.49%(2)    0.50%      0.41%      0.40%      0.40%      0.39%
Ratios of net investment income to average net
 assets...........................................       1.36%(2)    3.45%      5.98%      4.81%      5.15%      5.21%
Ratios of expenses (prior to reimbursements) to
 average net assets*..............................       0.51%(2)    0.53%      0.41%      0.40%      0.42%      0.39%
- ----------------------------------------------------------------------------------------------------------------------

* During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(1.) Not annualized.

(2.) Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, June 30, 2002
(Unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION

Market Street Fund (the "Fund") is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust. As a "series" type of mutual fund, the Fund issues separate series of shares of beneficial interest currently consisting of the All Pro Broad Equity Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio, Balanced Portfolio, Bond Portfolio, and Money Market Portfolio (individually a "Portfolio", collectively "the Portfolios"). The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Provident Mutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company (NLIC) of Vermont. The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies that are no longer being issued.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Portfolio in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 90 days and all investments of the Money Market Portfolio are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Portfolios' investment adviser or designee, are valued at fair value under procedures approved by the Portfolios' Board of Trustees.

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

  Futures Contracts

The Portfolios, except for Money Market and Bond Portfolios, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. A Portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market value of stocks held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized appreciation/depreciation until the contracts are closed, when they are recorded as realized gains/losses on futures contracts. Cash or securities are deposited with brokers in order to maintain a position. At June 30, 2002, the Equity 500 Index Portfolio held eleven Long S&P 500 September 2002 futures, with a cost of $2,791,028 and a current market value of $2,772,775.

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following basis:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

  Dividends to Shareholders

Dividends from net investment income, if any, of the Money Market Portfolio are declared daily and paid monthly. All other Portfolios declare and pay dividends from net investment income, if any, annually. For all Portfolios, distributions of any capital gains are declared and paid annually. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Federal Income Taxes

It is each Portfolio's intention to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income, including any net realized gains to shareholders. Net investment income and short-term gains are taxed as ordinary income. Accordingly, no provision for federal taxes is required in the financial statements.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Under the advisory agreement, the Fund is obligated to pay investment advisory fees to Market Street Investment Management Co. (MSIM) with respect to the Portfolios, monthly as a percentage of each Portfolios' average daily net assets. Additional information regarding investment advisory fees for MSIM is as follows for the six months ended June 30, 2002:

                                                   TOTAL
FUND                           FEE SCHEDULE        FEES
- ----                      -----------------------  -----
All Pro Broad Equity
  Portfolio.............  Up to $200 million       0.75%
                          On $200 million or more  0.70%
All Pro Large Cap Growth
  Portfolio and All Pro
  Large Cap Value
  Portfolio.............  Up to $200 million       0.70%
                          On $200 million or more  0.65%
All Pro Small Cap Growth
  Portfolio and All Pro
  Small Cap Value
  Portfolio.............  Up to $200 million       0.90%
                          On $200 million or more  0.85%
Equity 500 Index
  Portfolio.............  All Assets               0.24%
International
  Portfolio.............  Up to $500 million       0.75%
                          On $500 million or more  0.70%
Mid Cap Growth
  Portfolio.............  Up to $200 million       0.75%
                          On $200 million or more  0.70%
Balanced Portfolio......  All Assets               0.55%
Bond Portfolio..........  All Assets               0.40%
Money Market
  Portfolio.............  All Assets               0.25%

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

For the six months ended June 30, 2002, PMLIC agreed to reimburse each fund for ordinary operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of the amounts listed in the table below:

                                     EXPENSE
FUND                                   CAP
- ----                                 -------
All Pro Broad Equity Portfolio.....   0.16%
All Pro Large Cap Growth
  Portfolio........................   0.20%
All Pro Large Cap Value
  Portfolio........................   0.20%
All Pro Small Cap Growth
  Portfolio........................   0.20%
All Pro Small Cap Value
  Portfolio........................   0.20%
Equity 500 Index Portfolio.........   0.04%
International Portfolio............   0.75%
Mid Cap Growth Portfolio...........   0.20%
Balanced Portfolio.................   0.40%
Bond Portfolio.....................   0.28%
Money Market Portfolio.............   0.25%

Provident Mutual serves as the Fund's administrator. For providing administrative services, the Fund is obligated to pay Provident Mutual quarterly, in arrears, a fee per Portfolio at the annual rate of 0.10% of each Portfolio's average daily net assets. BISYS Fund Services, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., provides administration, fund accounting and transfer agent services to the Portfolio's. In accordance with the terms of the Administration Agreement, BISYS is entitled to a fee, accrued daily and paid monthly, at an annual rate of 0.034% of the average daily net assets of each Portfolio.

4. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the Portfolios, for the six months ended June 30, 2002, were as follows:

FUND                     PURCHASES       SALES
- ----                    -----------   -----------
All Pro Broad Equity
  Portfolio...........   45,412,469    49,629,952
All Pro Large Cap
  Growth Portfolio....   21,949,830    20,943,550
All Pro Large Cap
  Value Portfolio.....   12,881,385     7,934,458
All Pro Small Cap
  Growth Portfolio....   39,815,086    39,935,057
All Pro Small Cap
  Value Portfolio.....   22,719,870    11,816,707
Equity 500 Index
  Portfolio...........   34,811,387    34,949,258
International
  Portfolio...........   11,782,373    11,316,120
Mid Cap Growth
  Portfolio...........   20,787,652    17,801,783
Balanced
  Portfolio...........   43,905,693    42,834,891
Bond Portfolio........  141,315,805   139,122,571

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, June 30, 2002 -- Continued
(Unaudited)

--------------------------------------------------------------------------------

5. AUTHORIZED CAPITAL SHARES AND CAPITAL SHARE TRANSACTIONS

On June 30, 2002, the Fund had authorized an unlimited number of shares of beneficial interest (shares) without par value. The shares are divided into eleven series: All Pro Broad Equity Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio, All Pro Small Cap Value Portfolio, Equity 500 Index Portfolio, International Portfolio, Mid Cap Growth Portfolio, Balanced Portfolio, Bond Portfolio, and Money Market Portfolio.

On June 30, 2002, Provident Mutual Life Insurance Company owned 1,007,029 shares of All Pro Large Cap Value, 231,852 shares of All Pro Small Cap Growth and 425,227 shares of All Pro Small Cap Value.

Transactions in capital shares for the six months ended June 30, 2002 were as follows:

                                      ALL PRO                   ALL PRO                  ALL PRO                  ALL PRO
                                    BROAD EQUITY               LARGE CAP                LARGE CAP                SMALL CAP
                                     PORTFOLIO              GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                               SHARES        AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
- ---------------------------------------------------------------------------------------------------------------------------------
Shares sold.................    354,578   $  4,567,125    590,485   $ 4,870,298    742,556   $ 7,331,667    466,334   $ 5,294,698
Shares redeemed.............   (812,854)   (10,409,845)  (584,602)   (4,611,937)  (222,518)   (2,181,045)  (472,531)   (5,102,568)
Shares reinvested...........  1,733,117     23,171,779         --            --     43,684       429,416         --            --
                              ---------   ------------   --------   -----------   --------   -----------   --------   -----------
Net contributions from
 affiliated insurance
 companies..................  1,274,841   $ 17,329,059      5,883   $   258,361    563,722   $ 5,580,038     (6,197)  $   192,130
                              =========   ============   ========   ===========   ========   ===========   ========   ===========

                                                             ALL PRO
                                                            SMALL CAP              EQUITY 500 INDEX            INTERNATIONAL
                                                         VALUE PORTFOLIO               PORTFOLIO                 PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                                      SHARES       AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT
- ---------------------------------------------------------------------------------------------------------------------------------
Shares sold........................................  1,323,470   $13,536,195    5,592,795   $ 43,327,108    395,484   $ 4,599,059
Shares redeemed....................................   (171,892)   (1,745,084)  (6,169,886)   (47,389,568)  (360,425)   (4,181,953)
Shares reinvested..................................    196,547     1,939,916      436,627      3,532,315     66,714       746,525
                                                     ---------   -----------   ----------   ------------   --------   -----------
Net contributions from affiliated insurance
 companies.........................................  1,348,125   $13,731,027     (140,464)  $   (530,145)   101,773   $ 1,163,631
                                                     =========   ===========   ==========   ============   ========   ===========

                                   MID CAP                                                                    MONEY MARKET
                               GROWTH PORTFOLIO        BALANCED PORTFOLIO         BOND PORTFOLIO               PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                             SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT        SHARES         AMOUNT
- ---------------------------------------------------------------------------------------------------------------------------------
Shares sold...............   375,739   $ 7,247,105    304,393   $ 4,103,651    712,124   $ 7,608,515    75,863,522   $ 75,863,522
Shares redeemed...........  (352,425)   (6,725,582)  (332,885)   (4,439,840)  (427,280)   (4,550,873)  (81,018,766)   (81,018,766)
Shares reinvested.........    23,066       452,788    139,341     1,928,476    232,941     2,452,872       929,270        929,270
                            --------   -----------   --------   -----------   --------   -----------   -----------   ------------
Net contributions from
 affiliated insurance
 companies................    46,380   $   974,311    110,849   $ 1,592,287    517,785   $ 5,510,514    (4,225,974)  $ (4,225,974)
                            ========   ===========   ========   ===========   ========   ===========   ===========   ============

--------------------------------------------------------------------------------
Market Street Fund

Notes to Financial Statements, June 30, 2002 -- Concluded
(Unaudited)

--------------------------------------------------------------------------------

Transactions in capital shares for the year ended December 31, 2001 were as follows:

                                          ALL PRO                    ALL PRO                   ALL PRO
                                       BROAD EQUITY                 LARGE CAP                 LARGE CAP
                                         PORTFOLIO              GROWTH PORTFOLIO           VALUE PORTFOLIO
- --------------------------------------------------------------------------------------------------------------
                                   SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
- --------------------------------------------------------------------------------------------------------------
Shares sold....................     716,166   $ 10,789,353   1,284,648   $12,159,492   1,675,649   $16,303,155
Shares redeemed................  (1,680,374)   (25,136,688)   (826,816)   (7,669,883)   (653,000)   (6,314,882)
Shares reinvested..............   1,590,884     26,424,586       1,988        22,404      30,448       296,258
                                 ----------   ------------   ---------   -----------   ---------   -----------
Net contributions from
 affiliated insurance
 companies.....................     626,676   $ 12,077,251     459,820   $ 4,512,013   1,053,097   $10,284,531
                                 ==========   ============   =========   ===========   =========   ===========

                                         ALL PRO
                                        SMALL CAP
                                     GROWTH PORTFOLIO
- -------------------------------  ------------------------
                                  SHARES        AMOUNT
- -------------------------------  ------------------------
Shares sold....................  1,018,274   $ 12,776,490
Shares redeemed................   (931,921)   (11,922,191)
Shares reinvested..............         --             --
                                 ---------   ------------
Net contributions from
 affiliated insurance
 companies.....................     86,353   $    854,299
                                 =========   ============

                                                          ALL PRO
                                                         SMALL CAP              EQUITY 500 INDEX              INTERNATIONAL
                                                      VALUE PORTFOLIO               PORTFOLIO                   PORTFOLIO
- ---------------------------------------------------------------------------------------------------------------------------------
                                                   SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
- ---------------------------------------------------------------------------------------------------------------------------------
Shares sold.....................................  2,311,347   $21,657,044    6,473,432   $ 53,994,815    2,153,391   $ 25,388,635
Shares redeemed.................................   (851,254)   (7,974,047)  (6,069,337)   (50,024,089)  (2,172,847)   (25,543,189)
Shares reinvested...............................     15,915       140,374      454,132      4,141,683      606,651      7,710,529
                                                  ---------   -----------   ----------   ------------   ----------   ------------
Net contributions from affiliated insurance
 companies......................................  1,476,008   $13,823,371      858,227   $  8,112,409      587,195   $  7,555,975
                                                  =========   ===========   ==========   ============   ==========   ============

                                      MID CAP                                                               MONEY MARKET
                                  GROWTH PORTFOLIO         BALANCED PORTFOLIO         BOND PORTFOLIO         PORTFOLIO
- ------------------------------------------------------------------------------------------------------------------------
                               SHARES        AMOUNT       SHARES      AMOUNT       SHARES       AMOUNT         SHARES
- ------------------------------------------------------------------------------------------------------------------------
Shares sold.................    909,545   $ 17,656,995    856,833   $12,325,764   1,949,568   $20,896,035    194,933,924
Shares redeemed.............   (781,067)   (14,711,032)  (681,892)   (9,700,693)   (901,715)   (9,639,537)  (167,137,221)
Shares reinvested...........  1,208,000     23,700,961    407,005     6,178,326     236,343     2,443,787      4,865,114
                              ---------   ------------   --------   -----------   ---------   -----------   ------------
Net contributions from
 affiliated insurance
 companies..................  1,336,478   $ 26,646,924    581,946   $ 8,803,397   1,284,196   $13,700,285     32,661,817
                              =========   ============   ========   ===========   =========   ===========   ============

                            MONEY MARKET
                                PORTFOLIO
- ----------------------------  -------------
                                 AMOUNT
- ----------------------------  -------------
Shares sold.................  $ 194,933,924
Shares redeemed.............   (167,137,221)
Shares reinvested...........      4,865,114
                              -------------
Net contributions from
 affiliated insurance
 companies..................  $  32,661,817
                              =============

6. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly owned subsidiary of PMLIC.

                                                                Form 16170 6.02
                                                         [provident mutual logo]
                                                             [BULK RATE PP LOGO]